                                          REGISTRATION NOS. 333-83716/811-04001
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               -----------------

                                   FORM N-4

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                                                                            [X]

                        POST-EFFECTIVE AMENDMENT NO. 17

                                                                            [X]
                                    AND/OR
        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                               AMENDMENT NO. 188

                                                                            [X]

                               -----------------

                     METROPOLITAN LIFE SEPARATE ACCOUNT E
                          (EXACT NAME OF REGISTRANT)

                      METROPOLITAN LIFE INSURANCE COMPANY
                           (EXACT NAME OF DEPOSITOR)

                   200 PARK AVENUE, NEW YORK, NEW YORK 10166
        (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                (212) 578-3067
              (DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                               -----------------


                              RICARDO A. ANZALDUA

                 EXECUTIVE VICE-PRESIDENT AND GENERAL COUNSEL
                      METROPOLITAN LIFE INSURANCE COMPANY
                                200 PARK AVENUE
                           NEW YORK, NEW YORK 10166
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                               -----------------



IT IS PROPOSED THAT THE FILING WILL BECOME EFFECTIVE:
   [_] immediately upon filing pursuant to paragraph (b) of Rule 485

   [X] on April 29, 2013 pursuant to paragraph (b) of Rule 485

   [_] 60 days after filing pursuant to paragraph (a)(1) of Rule 485
   [_] on [date] pursuant to paragraph (a)(1) of Rule 485



================================================================================

                                                                 April 29, 2013


MetLife Financial Freedom Select(R) Variable Annuity Contracts Issued by Metropolitan Life Insurance Company
This Prospectus describes MetLife Financial Freedom Select group and individual deferred variable annuity contracts ("Deferred Annuities").

--------------------------------------------------------------------------------

    You decide how to allocate your money among the various available investment choices. The investment choices available to You are listed in the Contract for your Deferred Annuity. Your choices may include the Fixed
Interest Account (not offered or described in this Prospectus) and Investment Divisions available through Metropolitan Life Separate Account E which, in turn, invest in the following corresponding portfolios of the Metropolitan Series Fund ("Metropolitan Fund"), a portfolio of the Calvert Variable Series, Inc. ("Calvert Fund"), portfolios of the Met Investors Series Trust ("Met Investors Fund") and funds of the American Funds Insurance Series(R) ("American Funds(R)"). For convenience, the portfolios and the funds are referred to as "Portfolios" in this Prospectus.


                                  AMERICAN FUNDS(R)
AMERICAN FUNDS BOND                          AMERICAN FUNDS GROWTH
AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION   AMERICAN FUNDS GROWTH-INCOME
                                     CALVERT FUND
CALVERT VP SRI BALANCED
                                  MET INVESTORS FUND
AMERICAN FUNDS(R) BALANCED ALLOCATION        MET/FRANKLIN LOW DURATION TOTAL RETURN
AMERICAN FUNDS(R) GROWTH ALLOCATION          METLIFE AGGRESSIVE STRATEGY
AMERICAN FUNDS(R) MODERATE ALLOCATION        METLIFE GROWTH STRATEGY
BLACKROCK LARGE CAP CORE                     MFS(R) RESEARCH INTERNATIONAL
CLARION GLOBAL REAL ESTATE                   MORGAN STANLEY MID CAP GROWTH
HARRIS OAKMARK INTERNATIONAL                 OPPENHEIMER GLOBAL EQUITY
INVESCO SMALL CAP GROWTH                     PIMCO INFLATION PROTECTED BOND
JANUS FORTY                                  PIMCO TOTAL RETURN
LOOMIS SAYLES GLOBAL MARKETS                 SSGA GROWTH AND INCOME ETF
LORD ABBETT BOND DEBENTURE                   SSGA GROWTH ETF
LORD ABBETT MID CAP VALUE                    T. ROWE PRICE MID CAP GROWTH
                                             THIRD AVENUE SMALL CAP VALUE
                                  METROPOLITAN FUND
BARCLAYS AGGREGATE BOND INDEX                METLIFE MODERATE TO AGGRESSIVE ALLOCATION
BLACKROCK BOND INCOME                        METLIFE STOCK INDEX
BLACKROCK CAPITAL APPRECIATION               MFS(R) TOTAL RETURN
BLACKROCK LARGE CAP VALUE                    MFS(R) VALUE
DAVIS VENTURE VALUE                          MSCI EAFE(R) INDEX
JENNISON GROWTH                              NEUBERGER BERMAN GENESIS
LOOMIS SAYLES SMALL CAP CORE                 RUSSELL 2000(R) INDEX
LOOMIS SAYLES SMALL CAP GROWTH               T. ROWE PRICE LARGE CAP GROWTH
MET/ARTISAN MID CAP VALUE                    T. ROWE PRICE SMALL CAP GROWTH
METLIFE CONSERVATIVE ALLOCATION              WESTERN ASSET MANAGEMENT STRATEGIC BOND
METLIFE CONSERVATIVE TO MODERATE ALLOCATION  OPPORTUNITIES
METLIFE MID CAP STOCK INDEX                  WESTERN ASSET MANAGEMENT U.S. GOVERNMENT
METLIFE MODERATE ALLOCATION


Certain Portfolios have been subject to a change. Please see Appendix V -- "Additional Information Regarding the Portfolios".
HOW TO LEARN MORE:

Before investing, read this Prospectus. The Prospectus contains information about the Deferred Annuities and Metropolitan Life Separate Account E which You should know before investing. Keep this Prospectus for future reference. For more information, request a copy of the Statement of Additional Information ("SAI"), dated April 29, 2013. The SAI is considered part of this Prospectus as though it were included in the Prospectus. The Table of Contents of the SAI appears on page 88 of this Prospectus. To request a free copy of the SAI or to ask questions, write or call:


Metropolitan Life Insurance Company
P.O. Box 10342
Des Moines, IA 50306-0342
(800) 638-7732





 Deferred
 Annuities
 Available:

   .  TSA
   .  TSA ERISA
   .  Simplified Employee Pensions (SEPs)
   .  SIMPLE Individual Retirement Annuities
   . 457(b) Eligible Deferred Compensation Arrangements (457(b)s) . 403(a) Arrangements

 Classes Available
 for each
 Deferred Annuity
   .  B
   .  C
   .  L


 A word about investment risk:

 An investment in any of these variable annuities involves investment risk. You could lose money You invest. Money invested is NOT:

 .  a bank deposit or obligation;

 .  federally insured or guaranteed; or

 .  endorsed by any bank or other financial institution.

Each class of the Deferred Annuities has its own Separate Account charge and Withdrawal Charge schedule. Each provides the opportunity to invest for retirement.

The Securities and Exchange Commission has a Web site (http://www.sec.gov) which You may visit to view this Prospectus, SAI and other information. The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation otherwise is a criminal offense.

                               TABLE OF CONTENTS


        Important Terms You Should Know.............................  5
        Table of Expenses...........................................  8
        Accumulation Unit Values Tables............................. 15
        MetLife..................................................... 16
        Metropolitan Life Separate Account E........................ 16
        Variable Annuities.......................................... 16
            Replacement of Annuity Contracts........................ 17
            The Deferred Annuity.................................... 17
        Classes of the Deferred Annuity............................. 19
        Your Investment Choices..................................... 21
        Deferred Annuities.......................................... 26
            The Deferred Annuity and Your Retirement Plan........... 26
                403(b) Plan Terminations............................ 26
            Automated Investment Strategies......................... 27
            Purchase Payments....................................... 28
                Purchase Payments--Section 403(b) Plans............. 28
                Allocation of Purchase Payments..................... 28
                Limits on Purchase Payments......................... 28
            The Value of Your Investment............................ 29
            Transfer Privilege...................................... 29
                Restrictions on Transfers........................... 30
            Access to Your Money.................................... 32
                Systematic Withdrawal Program....................... 33
                Minimum Distribution................................ 34
            Charges................................................. 34
                Separate Account Charge............................. 34
                Investment-Related Charge........................... 35
            Annual Contract Fee..................................... 35
                Optional Guaranteed Minimum Income Benefit.......... 36
                Optional Lifetime Withdrawal Guarantee Benefit...... 36
            Premium and Other Taxes................................. 36
            Withdrawal Charges...................................... 36
                When No Withdrawal Charge Applies................... 38
            Free Look............................................... 39
            Death Benefit--Generally................................ 39
                Standard Death Benefit.............................. 40
            Optional Death Benefit.................................. 41
                Annual Step-Up Death Benefit........................ 41
            Living Benefits......................................... 43
            Withdrawal Benefit...................................... 50
            Pay-Out Options (or Income Options)..................... 59
                Income Payment Types................................ 60
                Allocation.......................................... 61

        Minimum Size of Your Income Payment......................................  61
        The Value of Your Income Payments........................................  61
        Reallocation Privilege...................................................  63
        Charges..................................................................  64
General Information..............................................................  65
    Administration...............................................................  65
        Purchase Payments........................................................  65
        Confirming Transactions..................................................  65
        Processing Transactions..................................................  66
           By Telephone or Internet..............................................  66
           After Your Death......................................................  66
           Abandoned Property Requirements.......................................  67
           Misstatement..........................................................  67
           Third Party Requests..................................................  67
           Valuation--Suspension of Payments.....................................  67
    Advertising Performance......................................................  68
    Changes to Your Deferred Annuity.............................................  69
    Voting Rights................................................................  70
    Who Sells the Deferred Annuities.............................................  70
    Financial Statements.........................................................  73
    Your Spouse's Rights.........................................................  73
    When We Can Cancel Your Deferred Annuity.....................................  73
Income Taxes.....................................................................  75
Legal Proceedings................................................................  87
Table of Contents for the Statement of Additional Information....................  88
Appendix I Premium Tax Table.....................................................  89
Appendix II What You Need To Know If You Are A Texas Optional Retirement Program
  Participant....................................................................  90
Appendix III Accumulation Unit Values for Each Investment Division...............  91
Appendix IV Portfolio Legal and Marketing Names.................................. 114
Appendix V Additional Information Regarding the Portfolios....................... 115


The Deferred Annuities are not intended to be offered anywhere that they may not lawfully be offered and sold. MetLife has not authorized any information or representations about the Deferred Annuities other than the information in this Prospectus, supplements to the Prospectus or any supplemental sales material we authorize.

IMPORTANT TERMS YOU SHOULD KNOW

ACCOUNT BALANCE

When You purchase a Deferred Annuity, an account is set up for You. Your Account Balance is the total amount of money credited to You under your Deferred Annuity including money in the Investment Divisions of the Separate Account and the Fixed Interest Account.

ACCUMULATION UNIT VALUE

With a Deferred Annuity, money paid-in or transferred into an Investment Division of the Separate Account is credited to You in the form of accumulation units. Accumulation units are established for each Investment Division. We determine the value of these accumulation units as of the close of the Exchange (see definition below) each day the Exchange is open for regular trading. The Exchange usually closes at 4 p.m. Eastern Time but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying Portfolios.

ADMINISTRATIVE OFFICE

Your Administrative Office is the MetLife office that will generally handle the administration of all your requests concerning your Deferred Annuity. Your Contract will indicate the address of your Administrative Office. We will notify You if there is a change in the address of your Administrative Office. The telephone number to call to initiate a request is 1-800-638-7732.

ANNUITANT

The natural person whose life is the measure for determining the duration and the dollar amount of income payments.

ANNUITY UNIT VALUE

With a variable pay-out option, the money paid-in or reallocated into an Investment Division of the Separate Account is held in the form of annuity units. Annuity units are established for each Investment Division. We determine the value of these annuity units as of the close of the Exchange each day the Exchange is open for regular trading. The Exchange usually closes at 4 p.m. Eastern Time but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying Portfolios.

ASSUMED INVESTMENT RETURN (AIR)

Under a variable pay-out option, the AIR is the assumed percentage rate of return used to determine the amount of the first variable income payment. The AIR is also the benchmark that is used to calculate the investment performance of a given Investment Division to determine all subsequent payments to You.

BENEFICIARY

The person or persons who receives a benefit, including continuing payments or a lump sum payment, if the owner dies.

CONTRACT

A Contract is the legal agreement between You and MetLife or between MetLife and the employer, plan trustee or other entity or the certificate issued to You under a group annuity Contract. This document contains relevant provisions of your Deferred Annuity. MetLife issues Contracts for each of the annuities described in this Prospectus.

CONTRACT ANNIVERSARY

An anniversary of the date we issue the Deferred Annuity.

CONTRACT YEAR

The Contract Year for a Deferred Annuity is the one year period starting on the date we issue the Deferred Annuity and each Contract Anniversary thereafter. For the TSA Deferred Annuity issued to a plan subject to the Employee Retirement Income Security Act of 1974 ("TSA ERISA Deferred Annuity"), 457(b) and 403(a) Deferred Annuities, for convenience, Contract Year also refers to the one year period starting on the date the participant enrolls in the plan funded by the Deferred Annuity.

EXCHANGE

In this Prospectus, the New York Stock Exchange is referred to as the "Exchange."

GOOD ORDER

A request or transaction generally is considered in "Good Order" if it complies with our administrative procedures and the required information is complete and correct. A request or transaction may be rejected or delayed if not in Good Order. If You have any questions, You should contact us or your sales representative before submitting the form or request.

INVESTMENT DIVISION

Investment Divisions are subdivisions of the Separate Account. When You allocate a purchase payment, transfer money or make reallocations of your income payment to an Investment Division, the Investment Division purchases shares of a Portfolio (with the same name) within the Metropolitan Fund, the Calvert Fund, the Met Investors Fund or the American Funds(R).

METLIFE

MetLife is Metropolitan Life Insurance Company which is the company that issues the Deferred Annuities. Throughout this Prospectus, MetLife is also referred to as "we," "us" or "our."

SEPARATE ACCOUNT

A separate account is an investment account. All assets contributed to Investment Divisions under the Deferred Annuities are pooled in the Separate Account and maintained for the benefit of investors in Deferred Annuities.

VARIABLE ANNUITY

An annuity in which returns/income payments are based upon the performance of investments such as stocks and bonds held by one or more underlying Portfolios. You assume the investment risk for any amounts allocated to the Investment Divisions in a Variable Annuity.

WITHDRAWAL CHARGE

The Withdrawal Charge is the amount we deduct from the amount You have withdrawn from your Deferred Annuity, if You withdraw money prematurely from a Deferred Annuity. This charge is often referred to as a deferred sales load or back-end sales load.

YOU

In this Prospectus, depending on the context, "You" is the owner of the Deferred Annuity or the participant or Annuitant for whom money is invested under certain group arrangements. In cases where we are referring to giving instructions or making payments to us for 457(b), 403(a), TSA ERISA and certain TSA non-ERISA Deferred Annuities, "You" means the trustee or employer. Under 457(b), 403(a) and 403(b) plans where the participant or Annuitant is permitted to choose among investment choices, "You" means the participant or Annuitant who is giving us instructions about the investment choices. In connection with a 403(b) plan termination, as of the date of the Contract or cash distribution under such plan termination, "You" means the participant who has received such Contract or cash distribution.

   TABLE OF EXPENSES--METLIFE FINANCIAL FREEDOM SELECT DEFERRED ANNUITIES

       The following tables describe the expenses You will pay when You buy, hold or withdraw amounts from your Deferred Annuity. The first table describes charges You will pay at the time You purchase the Deferred
   Annuity, make withdrawals from your Deferred Annuity or make transfers between the Investment Divisions. There are no fees for the Fixed Interest Account. The tables do not show premium taxes (ranging from 0.5% to 3.5%, which are applicable only in certain jurisdictions--see Appendix I) and other taxes which may apply.

--------------------------------------------------------------------------------

  Contract Owner Transaction Expenses

Sales Charge Imposed on Purchase Payments.............................                 None
Withdrawal Charge (as a percentage of the amount withdrawn) (1).......             Up to 9%
                                                             Maximum Guaranteed Charge: $25
Transfer Fee (2)...................................................... Current Charge: None

--------------------------------------------------------------------------------
     The second table describes the fees and expenses that You will bear periodically during the time You hold the Deferred Annuity, but does not include fees and expenses for the Portfolios. You pay the Separate Account charge designated under the appropriate class for the Standard Death Benefit or the Optional Annual Step-Up Death Benefit.

      Annual Contract Fee (3)......................................... $30

     Current Annual Separate Account Charge (as a percentage of your average Account Balance) for all Investment Divisions except the
     American Funds Growth-Income, American Funds Growth, American Funds
     Bond and American Funds Global Small Capitalization Divisions (4)
                                                   B CLASS C CLASS L CLASS
     Death Benefit                                 ------- ------- -------
       Standard Death Benefit.....................  1.15%   1.45%   1.30%
       Optional Annual Step-Up Death Benefit......  1.25%   1.55%   1.40%

   Current Annual Separate Account Charge (as a percentage of your average
     Account Balance) for the American Funds Growth- Income, American Funds
     Growth, American Funds Bond and American Funds Global Small
     Capitalization Divisions and maximum guaranteed Separate Account charge
     (as a percentage of your Account Balance) for all future Investment
     Divisions (4)
                                                    B CLASS C CLASS L CLASS
   Death Benefit                                    ------- ------- -------
     Standard Death Benefit........................  1.40%   1.70%    1.55%
     Optional Annual Step-Up Death Benefit.........  1.50%   1.80%    1.65%

   Optional Guaranteed Minimum Income Benefit (5)..................   0.70%

   Optional Lifetime Withdrawal Guarantee Benefit (6) - maximum
     charge........................................................     0.95%
   Optional Lifetime Withdrawal Benefit (6) - current charge.......     0.95%


  ----------------------------------------------------------------------------
The third table shows the minimum and maximum total operating expenses charged by the Portfolios, as well as the operating expenses for each Portfolio, that You may bear periodically while You hold the Deferred Annuity. All the Portfolios listed below are Class B except for the Portfolios of the American Funds(R), which are Class 2 Portfolios, American Funds(R) Balanced Allocation Portfolio, American Funds(R) Growth Allocation Portfolio and American Funds(R) Moderate Allocation Portfolio of the Met Investors Fund which are Class C Portfolios, and the Calvert VP SRI Balanced Portfolio. Certain Portfolios may impose a redemption fee in the future. More details concerning the Metropolitan Fund, the Calvert Fund, the Met Investors Fund and the American Funds(R) fees and expenses are contained in their respective prospectuses. Current prospectuses for the Portfolios can be obtained by calling 800-638-7732.

  Minimum and Maximum Total Annual Underlying Fund Operating Expenses


     Total Annual American Funds(R), Calvert Fund, Met     Minimum* Maximum
     Investors Fund, and Metropolitan Fund Operating
     Expenses as of December 31, 2012 (expenses that are
     deducted from Underlying Fund assets, including         0.53%    1.32%
     management fees, distribution and/or service (12b-1)
     fees, and other expenses)


  * Does not take into consideration any American Funds(R) Portfolio, for which an additional Separate Account charge applies.
 /1/A Withdrawal Charge may apply if You take a withdrawal from your Deferred
    Annuity. The charge on the amount withdrawn for each class is calculated according to the following schedule:

     IF WITHDRAWN DURING CONTRACT YEAR              B CLASS C CLASS L CLASS
     ---------------------------------              ------- ------- -------
     1.............................................    9%    None      9%
     2.............................................    9%              8%
     3.............................................    9%              7%
     4.............................................    9%              6%
     5.............................................    8%              5%
     6.............................................    7%              4%
     7.............................................    6%              2%
     8.............................................    5%              0%
     9.............................................    4%              0%
     10............................................    3%              0%
     11............................................    2%              0%
     12............................................    1%              0%
     Thereafter....................................    0%              0%

    There are times when the Withdrawal Charge does not apply to amounts that are withdrawn from a Deferred Annuity. For example, after the first Contract Year, each year You may withdraw up to 10% of your Account Balance without a Withdrawal Charge. These withdrawals are made on a non-cumulative basis. For Deferred Annuities issued in Connecticut and certain other states or for public school employees in certain states, the Withdrawal Charge for the B Class are as follows: during Contract Year 1:10%, Year 2:
    9%, Year 3: 8%, Year 4: 7%, Year 5: 6%, Year 6: 5%, Year 7: 4%, Year 8: 3%,
    Year 9: 2%, Year 10: 1%, Year 11 and Thereafter: 0%.

    For Deferred Annuities issued in New York and certain other states, the Withdrawal Charges for the B Class are as follows: during Contract Year 1:
    9%; Year 2: 9%; Year 3: 8%; Year 4: 7%; Year 5: 6%; Year 6: 5%; Year 7: 4%;
    Year 8: 3%; Year 9: 2%; Year 10: 1%; Year 11 and thereafter: 0%.

 /2/We reserve the right to limit transfers as described later in this Prospectus. We reserve the right to impose a transfer fee. The amount of this fee will be no greater than $25 per transfer.

 /3/This fee may be waived under certain circumstances. This fee is waived if your total purchase payments for the prior 12 months are at least $2,000 on the day the fee is deducted or if your Account Balance is at least $25,000 on the day the fee is deducted. The fee will be deducted on a pro-rata basis (determined based upon the number of complete months that have elapsed since the prior Contract Anniversary) if You take a total withdrawal of your Account Balance. This fee will not be deducted if You are on medical leave approved by your employer or called to active armed service duty at the time the fee is to be deducted and your employer has informed us of your status. During the pay-out phase we reserve the right to deduct this fee.

 /4/You pay the Separate Account charge with the Standard Death Benefit for your class of the Deferred Annuity during the pay-out phase of your Contract. Charges for optional benefits are those for a Deferred Annuity purchased after April 30, 2009. Different charges may have been in effect for prior time periods. We reserve the right to impose an additional Separate Account charge on Investment Divisions that we add to the Contract in the future. The additional amount will not exceed the annual rate of 0.25% of the average Account Balance in any such Investment Divisions, as shown in the table labeled "Current Separate Account Charge for the American Funds(R) Investment Divisions and maximum guaranteed Separate Account Charge for all future Investment Divisions".


    We are waiving 0.08% of the Separate Account charge for the Investment Division investing in the BlackRock Large Cap Core Portfolio. We are waiving an amount equal to the Portfolio expenses that are in excess of 0.87% for the Investment Division investing in the Oppenheimer Global Equity Portfolio of the Met Investors Series Trust.


 /5/You may not have the Guaranteed Minimum Income Benefit and the Lifetime
    Withdrawal Benefit in effect at the same time.

    The charge for the Guaranteed Minimum Income Benefit is a percentage of your guaranteed minimum income base, as defined later in this Prospectus, and is deducted at the end of each Contract Year by withdrawing amounts on a pro-rata basis from your Fixed Interest Account Balance and Separate Account Balance (net of any loans). (We take amounts from the Separate Account by canceling, if available, accumulation units from your Separate Account.) You do not pay this charge once You are in the pay-out phase of your Contract. Different charges for the Guaranteed Minimum Income Benefit were in effect prior to May 4, 2009.

 /6/The charge for the Lifetime Withdrawal Guarantee Benefit is a percentage of your Total Guaranteed Withdrawal Amount, as defined later in this Prospectus, and is deducted at the end of each Contract Year by withdrawing amounts on a pro-rata basis from your Fixed Interest Account Balance and Separate Account Balance. (We take amounts from the Separate Account by canceling accumulation units from your Separate Account Balance.) You do not pay this charge once You are in the pay-out phase of your Contract or after your rider terminates. If an Automatic Annual Step-Up occurs under a Lifetime Withdrawal Guarantee Benefit, we may increase the Lifetime Withdrawal Guarantee Benefit charge to then current charge, but no more than a maximum of 0.95%. Different charges for the optional Lifetime Withdrawal Guarantee Benefit were in effect prior to May 4, 2009. If, at the time the Contract was issued, the current charge for the benefit was equal to the maximum charge, then the charge for the benefit will not increase upon an Automatic Annual Step-Up. (See Lifetime Withdrawal Guarantee Benefit for more information.)

  AMERICAN FUNDS INSURANCE
  SERIES(R)--CLASS 2 PORTFOLIO FEES
  AND EXPENSES
                                                                                    -----------------------
(as a percentage of average               DISTRIBUTION          ACQUIRED    TOTAL    FEE WAIVER   NET TOTAL
daily net assets)                            AND/OR             FUND FEES  ANNUAL      AND/OR      ANNUAL
                               MANAGEMENT   SERVICE     OTHER      AND    OPERATING    EXPENSE    OPERATING
                                  FEE     (12B-1) FEES EXPENSES EXPENSES  EXPENSES  REIMBURSEMENT EXPENSES
-----------------------------------------------------------------------------------------------------------
American Funds Bond Fund......    0.37%       0.25%      0.02%     --       0.64%        --         0.64%
American Funds Global Small
  Capitalization Fund.........    0.71%       0.25%      0.04%     --       1.00%        --         1.00%
American Funds Growth Fund....    0.33%       0.25%      0.02%     --       0.60%        --         0.60%
American Funds Growth-Income
  Fund........................    0.27%       0.25%      0.02%     --       0.54%        --         0.54%
                                                                                    -----------------------



  CALVERT VARIABLE SERIES, INC.
  PORTFOLIO FEES AND EXPENSES
                                                                                    -----------------------
(as a percentage of average               DISTRIBUTION          ACQUIRED    TOTAL    FEE WAIVER   NET TOTAL
daily net assets)                            AND/OR             FUND FEES  ANNUAL      AND/OR      ANNUAL
                               MANAGEMENT   SERVICE     OTHER      AND    OPERATING    EXPENSE    OPERATING
                                  FEE     (12B-1) FEES EXPENSES EXPENSES  EXPENSES  REIMBURSEMENT EXPENSES
-----------------------------------------------------------------------------------------------------------
Calvert VP SRI Balanced
  Portfolio...................    0.70%        --        0.20%     --       0.90%        --         0.90%
                                                                                    -----------------------



  MET INVESTORS SERIES TRUST
  PORTFOLIO FEES AND EXPENSES
                                                                                    -----------------------
(as a percentage of average               DISTRIBUTION          ACQUIRED    TOTAL    FEE WAIVER   NET TOTAL
daily net assets)                            AND/OR             FUND FEES  ANNUAL      AND/OR      ANNUAL
                               MANAGEMENT   SERVICE     OTHER      AND    OPERATING    EXPENSE    OPERATING
                                  FEE     (12B-1) FEES EXPENSES EXPENSES  EXPENSES  REIMBURSEMENT EXPENSES
-----------------------------------------------------------------------------------------------------------
American Funds(R) Balanced
  Allocation Portfolio--Class
  C...........................    0.06%       0.55%      0.01%    0.38%     1.00%         --        1.00%
American Funds(R) Growth
  Allocation Portfolio--Class
  C...........................    0.07%       0.55%      0.01%    0.38%     1.01%         --        1.01%
American Funds(R) Moderate
  Allocation Portfolio--Class
  C...........................    0.06%       0.55%      0.01%    0.37%     0.99%         --        0.99%
BlackRock Large Cap Core
  Portfolio--Class B..........    0.59%       0.25%      0.05%      --      0.89%       0.01%       0.88%
Clarion Global Real Estate
  Portfolio--Class B..........    0.60%       0.25%      0.06%      --      0.91%         --        0.91%
Harris Oakmark International
  Portfolio--Class B..........    0.77%       0.25%      0.06%      --      1.08%       0.02%       1.06%
Invesco Small Cap Growth
  Portfolio--Class B..........    0.85%       0.25%      0.02%      --      1.12%       0.01%       1.11%
Janus Forty Portfolio--Class B    0.63%       0.25%      0.03%      --      0.91%       0.01%       0.90%
Loomis Sayles Global Markets
  Portfolio--Class B..........    0.70%       0.25%      0.09%      --      1.04%         --        1.04%
Lord Abbett Bond Debenture
  Portfolio--Class B..........    0.51%       0.25%      0.03%      --      0.79%         --        0.79%
Lord Abbett Mid Cap Value
  Portfolio--Class B..........    0.65%       0.25%      0.04%    0.06%     1.00%       0.00%       1.00%
Met/Franklin Low Duration
  Total Return
  Portfolio--Class B..........    0.50%       0.25%      0.07%      --      0.82%       0.02%       0.80%
MetLife Aggressive Strategy
  Portfolio--Class B..........    0.09%       0.25%      0.01%    0.72%     1.07%         --        1.07%
MetLife Growth Strategy
  Portfolio--Class B..........    0.06%       0.25%        --     0.69%     1.00%         --        1.00%
MFS(R) Research International
  Portfolio--Class B..........    0.68%       0.25%      0.07%      --      1.00%       0.05%       0.95%
Morgan Stanley Mid Cap Growth
  Portfolio--Class B..........    0.65%       0.25%      0.07%      --      0.97%       0.01%       0.96%
Oppenheimer Global Equity
  Portfolio--Class B..........    0.67%       0.25%      0.09%      --      1.01%       0.02%       0.99%
PIMCO Inflation Protected
  Bond Portfolio--Class B.....    0.47%       0.25%      0.11%      --      0.83%         --        0.83%
PIMCO Total Return
  Portfolio--Class B..........    0.48%       0.25%      0.03%      --      0.76%         --        0.76%
SSgA Growth and Income ETF
  Portfolio--Class B..........    0.31%       0.25%      0.01%    0.24%     0.81%         --        0.81%
SSgA Growth ETF
  Portfolio--Class B..........    0.32%       0.25%      0.03%    0.25%     0.85%         --        0.85%
T. Rowe Price Mid Cap Growth
  Portfolio--Class B..........    0.75%       0.25%      0.03%      --      1.03%         --        1.03%
Third Avenue Small Cap Value
  Portfolio--Class B..........    0.74%       0.25%      0.03%      --      1.02%       0.01%       1.01%
                                                                                    -----------------------

  METROPOLITAN SERIES FUND--CLASS B
  PORTFOLIO FEES AND EXPENSES
                                                                                    -----------------------
(as a percentage of average               DISTRIBUTION          ACQUIRED    TOTAL    FEE WAIVER   NET TOTAL
daily net assets)                            AND/OR             FUND FEES  ANNUAL      AND/OR      ANNUAL
                               MANAGEMENT   SERVICE     OTHER      AND    OPERATING    EXPENSE    OPERATING
                                  FEE     (12B-1) FEES EXPENSES EXPENSES  EXPENSES  REIMBURSEMENT EXPENSES
-----------------------------------------------------------------------------------------------------------
Barclays Aggregate Bond Index
  Portfolio...................    0.25%       0.25%      0.04%      --      0.54%       0.01%       0.53%
BlackRock Bond Income
  Portfolio...................    0.32%       0.25%      0.04%      --      0.61%       0.00%       0.61%
BlackRock Capital
  Appreciation Portfolio......    0.70%       0.25%      0.03%      --      0.98%       0.01%       0.97%
BlackRock Large Cap Value
  Portfolio...................    0.63%       0.25%      0.03%      --      0.91%       0.03%       0.88%
Davis Venture Value Portfolio.    0.70%       0.25%      0.03%      --      0.98%       0.05%       0.93%
Jennison Growth Portfolio.....    0.61%       0.25%      0.03%      --      0.89%       0.07%       0.82%
Loomis Sayles Small Cap Core
  Portfolio...................    0.90%       0.25%      0.07%    0.10%     1.32%       0.08%       1.24%
Loomis Sayles Small Cap
  Growth Portfolio............    0.90%       0.25%      0.06%      --      1.21%       0.09%       1.12%
Met/Artisan Mid Cap Value
  Portfolio...................    0.81%       0.25%      0.04%      --      1.10%         --        1.10%
MetLife Conservative
  Allocation Portfolio........    0.09%       0.25%      0.02%    0.54%     0.90%       0.01%       0.89%
MetLife Conservative to
  Moderate Allocation
  Portfolio...................    0.07%       0.25%      0.01%    0.58%     0.91%       0.00%       0.91%
MetLife Mid Cap Stock Index
  Portfolio...................    0.25%       0.25%      0.07%    0.02%     0.59%       0.00%       0.59%
MetLife Moderate Allocation
  Portfolio...................    0.06%       0.25%        --     0.63%     0.94%       0.00%       0.94%
MetLife Moderate to
  Aggressive Allocation
  Portfolio...................    0.06%       0.25%      0.01%    0.67%     0.99%       0.00%       0.99%
MetLife Stock Index Portfolio.    0.25%       0.25%      0.03%      --      0.53%       0.01%       0.52%
MFS(R) Total Return Portfolio.    0.55%       0.25%      0.05%      --      0.85%         --        0.85%
MFS(R) Value Portfolio........    0.70%       0.25%      0.03%      --      0.98%       0.13%       0.85%
MSCI EAFE(R) Index Portfolio..    0.30%       0.25%      0.11%    0.01%     0.67%       0.00%       0.67%
Neuberger Berman Genesis
  Portfolio...................    0.82%       0.25%      0.04%      --      1.11%       0.01%       1.10%
Russell 2000(R) Index
  Portfolio...................    0.25%       0.25%      0.08%    0.09%     0.67%       0.00%       0.67%
T. Rowe Price Large Cap
  Growth Portfolio............    0.60%       0.25%      0.04%      --      0.89%       0.01%       0.88%
T. Rowe Price Small Cap
  Growth Portfolio............    0.49%       0.25%      0.06%      --      0.80%         --        0.80%
Western Asset Management
  Strategic Bond
  Opportunities Portfolio.....    0.60%       0.25%      0.05%      --      0.90%       0.04%       0.86%
Western Asset Management U.S.
  Government Portfolio........    0.47%       0.25%      0.03%      --      0.75%       0.02%       0.73%
                                                                                    -----------------------



    The information shown in the table above was provided by the Portfolios and we have not independently verified that information. Net Total Annual Operating Expenses shown in the table reflect any current fee waiver or expense reimbursement arrangement that will remain in effect for a period of at least one year from the date of the Portfolio's 2013 prospectus. "0.00%" in the Fee Waiver and/or Expense Reimbursement column indicates that there is such an arrangement in effect for the Portfolio, but that the expenses of the Portfolio are below the level that would trigger the waiver or reimbursement. Fee waiver and expense reimbursement arrangements with a duration of less than one year, or arrangements that may be terminated without the consent of the Portfolio's board of directors or trustees, are not shown.

    Certain Portfolios that have "Acquired Fund Fees and Expenses" are "funds of funds." A fund of funds invests substantially all of its assets in other underlying funds. Because the Portfolio invests in other funds, it will bear its pro rata portion of the operating expenses of those underlying funds, including the management fee.

  EXAMPLES
  These Examples are intended to help You compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, Annual Contract fees, if any, Separate Account charges, and underlying Portfolio fees and expenses.

  Examples 1 through 3 assume You purchased the Contract with optional benefits that resulted in the highest possible combination of charges. Examples 4 through 6 assume You purchased the Contract with no optional benefits that resulted in the least expensive combination of charges. Example 1. This example shows the dollar amount of expenses that You would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.
  Assumptions:
 . your total Account Balance is $16,000 (for purposes of determining the impact of the Annual Contract Fee);
 .  there was no allocation to the Fixed Interest Account;
 . You bear the minimum or maximum fees and expenses of any of the Portfolios (without reimbursement and/or waiver of expenses);
 .  You select the B Class;
 .  the underlying Portfolio earns a 5% annual return;
 .  You select the Annual Step-Up Death Benefit; and
 .  You select the Lifetime Withdrawal Guarantee Benefit.

  You surrender your Contract, with applicable Withdrawal Charges deducted.


                                                     1      3      5     10
                                                    YEAR  YEARS  YEARS  YEARS
  ----------------------------------------------------------------------------
  Maximum......................................... $1,286 $1,992 $2,731 $4,509
  Minimum......................................... $1,207 $1,757 $2,343 $3,754


  You do not surrender your Contract or You elect to annuitize (elect a pay-out option with an income payment type under which You receive income payments over your lifetime) (no Withdrawal Charges will be deducted).


                                                     1     3      5     10
                                                    YEAR YEARS  YEARS  YEARS
   --------------------------------------------------------------------------
   Maximum......................................... $386 $1,182 $2,011 $4,239
   Minimum......................................... $307   $947 $1,623 $3,484


  Example 2. This example shows the dollar amount of expenses that You would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.
  Assumptions:
 . your total Account Balance is $16,000 (for purposes of determining the impact of the Annual Contract Fee);
 .  there was no allocation to the Fixed Interest Account;
 . You bear the minimum or maximum fees and expenses of any of the Portfolios (without reimbursement and/or waiver of expenses);
 .  You select the C Class;
 .  the underlying Portfolio earns a 5% annual return;
 .  You select the Annual Step-Up Death Benefit; and
 .  You select the Lifetime Withdrawal Guarantee Benefit.

  You fully surrender your Contract, You elect to annuitize (select a pay-out option with an income payment type under which You receive income payments over your lifetime) or You do not elect to annuitize (no Withdrawal Charges apply to the C Class).

                                                     1     3      5     10
                                                    YEAR YEARS  YEARS  YEARS
   --------------------------------------------------------------------------
   Maximum......................................... $416 $1,270 $2,155 $4,510
   Minimum......................................... $337 $1,037 $1,772 $3,778


  Example 3. This example shows the dollar amount of expenses that You would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.
  Assumptions:
 . your total Account Balance is $16,000 (for purposes of determining the impact of the Annual Contract Fee);
 .  there was no allocation to the Fixed Interest Account;
 . You bear the minimum or maximum fees and expenses of any of the Portfolios (without reimbursement and/or waiver of expenses);
 .  You select the L Class;
 .  the underlying Portfolio earns a 5% annual return;
 .  You select the Annual Step-Up Death Benefit; and
 .  You select the Lifetime Withdrawal Guarantee Benefit.

  You fully surrender your Contract, with applicable Withdrawal Charges deducted.


                                                     1      3      5     10
                                                    YEAR  YEARS  YEARS  YEARS
  ----------------------------------------------------------------------------
  Maximum......................................... $1,301 $1,856 $2,533 $4,375
  Minimum......................................... $1,222 $1,622 $2,148 $3,632


  You do not surrender your Contract or You elect to annuitize (elect a pay-out option with an income payment type under which You receive income payments over your lifetime) (no Withdrawal Charges will be deducted).


                                                     1     3      5     10
                                                    YEAR YEARS  YEARS  YEARS
   --------------------------------------------------------------------------
   Maximum......................................... $401 $1,226 $2,083 $4,375
   Minimum......................................... $322   $992 $1,698 $3,632


  Example 4. This example shows the dollar amount of expenses that You would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.
  Assumptions:
 . your total Account Balance is $16,000 (for purposes of determining the impact of the Annual Contract Fee);
 .  there was no allocation to the Fixed Interest Account;
 . You bear the minimum or maximum fees and expenses of any of the Portfolios (without reimbursement and/or waiver of expenses);
 .  You select the B Class; and
 .  the underlying Portfolio earns a 5% annual return.

  You surrender your Contract, with applicable charges deducted.


                                                      1      3      5     10
                                                     YEAR  YEARS  YEARS  YEARS
 ------------------------------------------------------------------------------
 Maximum........................................... $1,176 $1,655 $2,158 $3,297
 Minimum........................................... $1,098 $1,418 $1,760 $2,494


  You do not surrender your Contract or You elect to annuitize (elect a pay-out option with an income payment type under which You receive income payments over your lifetime) (no Withdrawal Charges will be deducted).

                                                     1     3     5     10
                                                    YEAR YEARS YEARS  YEARS
   -------------------------------------------------------------------------
   Maximum......................................... $276 $845  $1,438 $3,027
   Minimum......................................... $198 $608  $1,040 $2,224


  Example 5. This example shows the dollar amount of expenses that You would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.
  Assumptions:
 . your total Account Balance is $16,000 (for purposes of determining the impact of the Annual Contract Fee);
 .  there was no allocation to the Fixed Interest Account;
 . You bear the minimum or maximum fees and expenses of any of the Portfolios (without reimbursement and/or waiver of expenses);
 .  You select the C Class; and
 .  the underlying Portfolio earns a 5% annual return.

  You fully surrender your Contract, You elect to annuitize (select a pay-out option with an income payment type under which You receive income payments over your lifetime) or You do not elect to annuitize (no Withdrawal Charges apply to the C Class).


                                                     1     3     5     10
                                                    YEAR YEARS YEARS  YEARS
   -------------------------------------------------------------------------
   Maximum......................................... $306 $935  $1,586 $3,317
   Minimum......................................... $227 $699  $1,192 $2,536


  Example 6. This example shows the dollar amount of expenses that You would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.
  Assumptions:
 . your total Account Balance is $16,000 (for purposes of determining the impact of the Annual Contract Fee);
 .  there was no allocation to the Fixed Interest Account;
 . You bear the minimum or maximum fees and expenses of any of the Portfolios (without reimbursement and/or waiver of expenses);
 .  You select the L Class; and
 .  the underlying Portfolio earns a 5% annual return.

  You surrender your Contract, with applicable charges deducted.


                                                      1      3      5     10
                                                     YEAR  YEARS  YEARS  YEARS
 ------------------------------------------------------------------------------
 Maximum........................................... $1,191 $1,520 $1,962 $3,173
 Minimum........................................... $1,112 $1,283 $1,566 $2,381


  You do not surrender your Contract or You elect to annuitize (elect a pay-out option with an income payment type under which You receive income payments over your lifetime) (no Withdrawal Charges will be deducted).


                                                     1     3     5     10
                                                    YEAR YEARS YEARS  YEARS
   -------------------------------------------------------------------------
   Maximum......................................... $291 $890  $1,512 $3,173
   Minimum......................................... $212 $653  $1,116 $2,381

   ACCUMULATION UNIT VALUES FOR EACH INVESTMENT DIVISION

       See Appendix III.

METLIFE


      Metropolitan Life Insurance Company ("MLIC" or the "Company") is a leading provider of insurance, annuities, and employee benefits programs with operations throughout the United States. The Company offers life insurance and annuities to individuals, as well as group insurance and retirement & savings products and many other services to corporations and other institutions. The Company was formed under the laws of New York in 1868. The Company's home office is located at 200 Park Avenue, New York, New York 10166-0188. The Company is a wholly-owned subsidiary of MetLife, Inc. MetLife, Inc. is a leading global provider of insurance, annuities and employee benefit programs, serving 90 million customers. Through its subsidiaries and affiliates, MetLife, Inc. holds leading market positions in the United States, Japan, Latin America, Asia, Europe and the Middle East.


METROPOLITAN LIFE

SEPARATE ACCOUNT E

       We established Metropolitan Life Separate Account E on September 27, 1983. The purpose of the Separate Account is to hold the variable assets that underlie the MetLife Financial Freedom Select Variable Annuity
Contracts and some other Variable Annuity contracts we issue. We have registered the Separate Account with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940, as amended ("1940 Act").

The Separate Account's assets are solely for the benefit of those who invest in the Separate Account and no one else, including our creditors. The assets of the Separate Account are held in our name on behalf of the Separate Account and legally belong to us. All the income, gains and losses (realized or unrealized) resulting from these assets are credited to or charged against the Contracts issued from this Separate Account without regard to our other business.

We are obligated to pay all money we owe under the Contracts--such as death benefits and income payments--even if that amount exceeds the assets in the Separate Account. Any such amount that exceeds the assets in the Separate Account is paid from our general account. Any amount under any optional death benefit, optional Guaranteed Minimum Income Benefit or optional Guaranteed Withdrawal Benefit that exceeds the assets in the Separate Account are also paid from our general account. Benefit amounts paid from the general account are subject to the financial strength and claims paying ability of the Company and our long term ability to make such payments, and are not guaranteed by any other party. We issue other annuity contracts and life insurance policies where we pay all money we owe under those contracts and policies from our general account. MetLife is regulated as an insurance company under state law, which includes, generally, limits on the amount and type of investments in its general account. However, there is no guarantee that we will be able to meet our claims paying obligations; there are risks to purchasing any insurance product.


The investment manager to certain of the Portfolios offered with the Contracts or with other Variable Annuity contracts issued through the Separate Account may be regulated as Commodity Pool Operators. While it does not concede that the Separate Account is a commodity pool, the Company has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodities Exchange Act ("CEA"), and is not subject to registration or regulation as a pool operator under the CEA.


VARIABLE ANNUITIES

    This Prospectus describes a type of Variable Annuity, a Deferred Annuity. These annuities are "variable" because the value of your account or income payment varies based on the investment performance of the Investment
Divisions You choose. In short, the value of your Deferred Annuity and your income payments under a variable pay-out option of your Deferred Annuity may go up or down. Since the investment performance is not guaranteed, your money is at risk. The degree of risk will depend on the Investment Divisions You select. The Accumulation Unit Value or Annuity Unit Value for each Investment Division rises or falls based on the investment performance (or "experience") of the Portfolio with the same name. MetLife and its affiliates also offer other annuities not described in this Prospectus.

The Deferred Annuities have a fixed interest rate option called the "Fixed Interest Account." The Fixed Interest Account is not available to all contract owners. The Fixed Interest Account offers an interest rate that is guaranteed by us. The minimum interest rate depends on the date your Contract was issued but will not be less than 1%. The Fixed Interest Account is not available with a Deferred Annuity issued in New York State with the optional Guaranteed Minimum Income Benefit. The variable pay-out options under the Deferred Annuities have a fixed payment option called the "Fixed Income Option." Under the Fixed Income Option, we guarantee the amount of your fixed income payments. These fixed options are not described in this Prospectus although we occasionally refer to them.

REPLACEMENT OF ANNUITY CONTRACTS

EXCHANGE PROGRAMS: From time to time we may offer programs under which certain fixed or Variable Annuity contracts previously issued by us may be exchanged for the Deferred Annuity offered by this Prospectus. Currently, with respect to exchanges from certain of our Variable Annuity contracts to this Deferred Annuity, an existing contract is eligible for exchange if a withdrawal from, or surrender of, the contract would not trigger a Withdrawal Charge. The Account Balance of this Deferred Annuity attributable to the exchanged assets will not be subject to any withdrawal charge. Any additional purchase payments contributed to the new Deferred Annuity will be subject to all fees and charges, including the Withdrawal Charge described in the current Prospectus for the new Deferred Annuity. You should carefully consider whether an exchange is appropriate for You by comparing the death benefits, living benefits, and other guarantees provided by the contract You currently own to the benefits and guarantees that would be provided by the new Contract offered by this Prospectus. Then, You should compare the fees and charges (E.G., the death benefit charges, the living benefit charges, and the separate account charge) of your current contract to the fees and charges of the new Contract, which may be higher than your current contract. These programs will be made available on terms and conditions determined by us, and any such programs will comply with applicable law. We believe the exchanges will be tax free for Federal income tax-purposes; however, You should consult your tax adviser before making any such exchange.

OTHER EXCHANGES: Generally, You can exchange one variable annuity contract for another in a tax-free exchange under Section 1035 of the Internal Revenue Code. Before making an exchange, You should compare both annuities carefully. If You exchange another annuity for the one described in this Prospectus, unless the exchange occurs under one of our exchange programs described above, You might have to pay a surrender charge on your old annuity, and there will be a new surrender charge period for this Deferred Annuity. Other charges may be higher (or lower) and the benefits may be different. Also, because we will not issue the Deferred Annuity until we have received the initial purchase payments from your existing insurance company, the issuance of the Deferred Annuity may be delayed. Generally, it is not advisable to purchase a Deferred Annuity as a replacement for an existing variable annuity contract. Before You exchange another annuity for our Deferred Annuity, ask your registered representative whether the exchange would be advantageous, given the Contract features, benefits and charges.

THE DEFERRED ANNUITY

     You accumulate money in your account during the pay-in phase by making one or more purchase payments. MetLife will hold your money and credit investment returns as long as the money remains in your account.

All TSA plans (ERISA and non-ERISA), IRAs (including SEPs and SIMPLE IRAs), 457(b) plans and 403(a) arrangements receive tax deferral under the Internal Revenue Code. There are no additional tax benefits from funding TSA ERISA or non-ERISA plans, IRAs (including SEPs and SIMPLE IRAs), 457(b) plans and 403(a) arrangements with a Deferred Annuity.

Therefore, there should be reasons other than tax deferral for acquiring the Deferred Annuity, such as the availability of a guaranteed income for life, the death benefits or the other optional benefits available under this Deferred Annuity.

Under the Internal Revenue Code ("Code"), spousal continuation and certain distribution options are available only to a person who is defined as a "spouse" under the Federal Defense of Marriage Act or other applicable Federal law. All Contract provisions will be interpreted and administered in accordance with the requirements of the Code. Therefore, under current Federal law, a purchaser who has or is contemplating a civil union or same-sex marriage should note that the favorable tax treatment afforded under Federal law would not be available to such same-sex partner or same-sex spouse. Same-sex partners or spouses who own or are considering the purchase of annuity products that provide benefits based upon status as a spouse should consult a tax adviser.

A Deferred Annuity consists of two phases: the accumulation or "pay-in" phase and the income or "pay-out" phase. The pay-out phase begins when You either take all of your money out of the account or elect income payments using the money in your account. The number and the amount of the income payments You receive will depend on such things as the type of pay-out option You choose, your investment choices, and the amount used to provide your income payments. Because Deferred Annuities offer the insurance benefit of income payment options, including our guarantee of income for your lifetime, they are "annuities."

The Deferred Annuity is offered in several variations, which we call "classes." Your employer, association or other group contract holder may limit the availability of certain classes. If available, only the C Class is available to the 457(b) Deferred Annuity issued to state and local governments in New York State. Each has its own Separate Account charge and applicable Withdrawal Charge (except C Class which has no Withdrawal Charges). The Deferred Annuity also offers You the opportunity to choose optional benefits ("riders"), each for a charge in addition to the Separate Account charge with the Standard Death Benefit for that class. If You purchase the optional death benefit You receive the optional benefit in place of the Standard Death Benefit. In deciding what class of the Deferred Annuity to purchase, You should consider the amount of Separate Account and Withdrawal Charges You are willing to bear relative to your needs. In deciding whether to purchase the optional benefits, You should consider the desirability of the benefit relative to its additional cost and to your needs. Unless You tell us otherwise, we will assume that You are purchasing the B Class Deferred Annuity with the Standard Death Benefit and no optional benefits. These optional benefits are:

..   an Annual Step-Up Death Benefit;

..   a Guaranteed Minimum Income Benefit ("GMIB"); and

..   a Lifetime Withdrawal Guarantee Benefit ("LWG").

Each of these optional benefits is described in more detail later in this Prospectus. Optional benefits may not be available in all states.

We may restrict the investment choices available to You if You select certain optional benefits. These restrictions are intended to reduce the risk of investment losses which could require the Company to use its general account assets to pay amounts due under the selected optional benefit.

Certain withdrawals, depending on the amount and timing, may negatively impact the benefits and guarantees provided by your Contract. You should carefully consider whether a withdrawal under a particular circumstance will have any negative impact to your benefits or guarantees. The impact of withdrawals generally on your benefits and guarantees is discussed in the corresponding sections of the Prospectus describing such benefits and guarantees.

We make available other classes of the Deferred Annuity based upon the characteristics of the group. Such characteristics include, but are not limited to, the nature of the group, size, the facility by which purchase payments will be paid, aggregate amount of anticipated purchase payments or anticipated persistency. The availability of other classes to contract owners will be made in a reasonable manner and will not be unfairly discriminatory to the interests of any contract owner.

CLASSES OF THE DEFERRED ANNUITY

B CLASS

The B Class has a 1.15% annual Separate Account charge (1.40% in the case of each American Funds(R) Investment Division) and a declining twelve year (ten years for a Deferred Annuity issued in Connecticut and certain other states) Withdrawal Charge on the amount withdrawn. If You choose the optional death benefit, the Separate Account charge would be 1.25% or, in the case of each American Funds(R) Investment Division, 1.50%.

C CLASS


The C Class has a 1.45% annual Separate Account charge (1.70% in the case of each American Funds(R) Investment Division) and no Withdrawal Charge. If You choose the optional death benefit, the Separate Account charge would be 1.55% or, in the case of each American Funds(R) Investment Division, 1.80%. As of April 30, 2012, the C Class is no longer available. For employer groups with TSA ERISA, 457(b) and 403(a) Deferred Annuities that were established prior to April 30, 2012, participants who submit an application on or after April 30, 2012 are able to choose the C Class if permitted under the Contract. In order to have received Class C pursuant to a purchase of a Contract subject to Regulation No. 60 (11 NYCRR 51) (a "Reg 60 Transaction") in New York, paperwork to initiate the Reg 60 Transaction must have been received by your Administrative Office, in Good Order, by the close of the Exchange on May 18, 2012. In addition, the application for the Contract and additional required paperwork must have been received by your Administrative Office, in Good Order, before the close of the Exchange on June 15, 2012.


L CLASS

The L Class has a 1.30% annual Separate Account charge (1.55% in the case of each American Funds(R) Investment Division) and a declining seven year Withdrawal Charge on the amount withdrawn. If You choose the optional death benefit, the Separate Account charge would be 1.40% or, in the case of each American Funds(R) Investment Division, 1.65%.

ELIGIBLE ROLLOVER DISTRIBUTION AND DIRECT TRANSFER CREDIT FOR B AND L CLASSES

During the first two Contract Years, for the B and L Classes, we currently credit 3% (2% in New York State) to each of your purchase payments which consist of money from eligible rollover distributions or direct transfers from annuities or mutual funds that are not products of MetLife or its affiliates. (For Deferred Annuities issued in Connecticut and certain other states, the credit also applies to purchase payments which consist of money from eligible rollover distributions or direct transfers from annuities and mutual funds that are products of MetLife or its affiliates. For Deferred Annuities issued in New York State, the credit applies to purchase payments made from salary reductions and from eligible rollover distributions or direct transfers from annuities or mutual funds that are not products of MetLife or its affiliates.) The credit may not be available in all states. Your employer, association or other group contract holder may limit the availability of the rollover distribution and direct transfer credit. The credit will be applied pro-rata to the Fixed Interest Account, if available, and the Investment Divisions of the Separate Account based upon your allocation for your purchase payments at the time the transfer or rollover amount is credited. You may only receive the 3% credit if You are less than 66 years old at date of issue. The credit is provided, based upon certain savings we realize, instead of reducing expenses directly. You do not pay any additional charge to receive the credit.

For 457(b), 403(a) and TSA ERISA Deferred Annuities, the eligible rollover distribution and direct transfer credit amounts must be allocated to the Fixed Interest Account and remain in the Fixed Interest Account for a period of five years to receive the credit. If the amount is withdrawn prior to the fifth year, the entire credit will be forfeited. If a portion is withdrawn prior to the fifth year, a portion of the credit that is in the same proportion as the withdrawal is to the applicable eligible rollover distribution and direct transfer credit will be forfeited.

For the TSA Deferred Annuity, any 3% credit does not become yours until after the "free look" period; we retrieve it if You exercise the "free look". Your exercise of the "free look" is the only circumstance under which the 3% credit will be retrieved (commonly called "recapture"). We then will refund either your purchase payments or Account Balance, depending upon your state law. In the case of a refund of Account Balance, the refunded amount will include any investment performance on amounts attributable to the 3% credit. If there have been any losses from the investment performance on the amounts attributable to the 3% credit, we will bear that loss.

YOUR INVESTMENT CHOICES

The Metropolitan Fund, the Calvert Fund, the Met Investors Fund and the American Funds(R) and each of their Portfolios are more fully described in their respective prospectuses and SAIs. The SAIs are available upon your request. You should read these prospectuses carefully before making purchase payments to the Investment Divisions. Except for the Calvert Fund, all classes of shares available to the Deferred Annuities have a 12b-1 Plan fee.

The investment choices are listed in alphabetical order below, (based upon the Portfolios' legal names). (See Appendix IV Portfolio Legal and Marketing Names.) The Investment Divisions generally offer the opportunity for greater returns over the long term than our Fixed Interest Account. You should understand that each Portfolio incurs its own risk which will be dependent upon the investment decisions made by the respective Portfolio's investment manager. Furthermore, the name of a Portfolio may not be indicative of all the investments held by the Portfolio. The degree of investment risk You assume will depend on the Investment Divisions You choose. While the Investment Divisions and their comparably named Portfolios may have names, investment objectives and management which are identical or similar to publicly available mutual funds, these Investment Divisions and Portfolios are not those mutual funds. The Portfolios most likely will not have the same performance experience as any publicly available mutual fund. Since your Account Balance or income payments are subject to the risks associated with investing in stocks and bonds, your Account Balance or variable income payments based on amounts allocated to the Investment Divisions may go down as well as up.

Each Portfolio has different investment objectives and risks. The Portfolio prospectuses contain more detailed information on each Portfolio's investment strategy, investment managers and its fees. You may obtain a Portfolio prospectus by calling 1-800-638-7732, or through your registered representative. We do not guarantee the investment results of the Portfolios.

The current Portfolios are listed below, along with their investment managers and any sub-investment manager.




                   PORTFOLIO                                   INVESTMENT OBJECTIVE
                   ---------                                   --------------------
AMERICAN FUNDS(R)
AMERICAN FUNDS BOND FUND                         SEEKS AS HIGH A LEVEL OF CURRENT INCOME AS IS
                                                 CONSISTENT WITH THE PRESERVATION OF CAPITAL.
AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION       SEEKS LONG-TERM GROWTH OF CAPITAL.
FUND
AMERICAN FUNDS GROWTH FUND                       SEEKS GROWTH OF CAPITAL.
AMERICAN FUNDS GROWTH-INCOME FUND                SEEKS LONG-TERM GROWTH OF CAPITAL AND
                                                 INCOME.
CALVERT FUND
CALVERT VP SRI BALANCED PORTFOLIO                SEEKS TO ACHIEVE A COMPETITIVE TOTAL RETURN
                                                 THROUGH AN ACTIVELY MANAGED PORTFOLIO OF
                                                 STOCKS, BONDS AND MONEY MARKET INSTRUMENTS
                                                 WHICH OFFER INCOME AND CAPITAL GROWTH
                                                 OPPORTUNITY AND WHICH SATISFY THE INVESTMENT
                                                 CRITERIA, INCLUDING FINANCIAL, SUSTAINABILITY AND
                                                 SOCIAL RESPONSIBILITY FACTORS.
MET INVESTORS FUND
AMERICAN FUNDS(R) BALANCED ALLOCATION PORTFOLIO  SEEKS A BALANCE BETWEEN A HIGH LEVEL OF
                                                 CURRENT INCOME AND GROWTH OF CAPITAL, WITH A
                                                 GREATER EMPHASIS ON GROWTH OF CAPITAL.
AMERICAN FUNDS(R) GROWTH ALLOCATION PORTFOLIO    SEEKS GROWTH OF CAPITAL.
AMERICAN FUNDS(R) MODERATE ALLOCATION PORTFOLIO  SEEKS A HIGH TOTAL RETURN IN THE FORM OF
                                                 INCOME AND GROWTH OF CAPITAL, WITH A GREATER
                                                 EMPHASIS ON INCOME.
BLACKROCK LARGE CAP CORE PORTFOLIO               SEEKS LONG-TERM CAPITAL GROWTH.


CLARION GLOBAL REAL ESTATE PORTFOLIO             SEEKS TOTAL RETURN THROUGH INVESTMENT IN REAL
                                                 ESTATE SECURITIES, EMPHASIZING BOTH CAPITAL
                                                 APPRECIATION AND CURRENT INCOME.


                                                           INVESTMENT MANAGER/
                                                           -------------------
                   PORTFOLIO                             SUB-INVESTMENT MANAGER
                   ---------                             ----------------------
AMERICAN FUNDS(R)
AMERICAN FUNDS BOND FUND                         CAPITAL RESEARCH AND MANAGEMENT COMPANY

AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION       CAPITAL RESEARCH AND MANAGEMENT COMPANY
FUND
AMERICAN FUNDS GROWTH FUND                       CAPITAL RESEARCH AND MANAGEMENT COMPANY
AMERICAN FUNDS GROWTH-INCOME FUND                CAPITAL RESEARCH AND MANAGEMENT COMPANY

CALVERT FUND
CALVERT VP SRI BALANCED PORTFOLIO                CALVERT INVESTMENT MANAGEMENT, INC.
                                                 SUB-INVESTMENT MANAGER: NEW AMSTERDAM
                                                 PARTNERS LLC




MET INVESTORS FUND
AMERICAN FUNDS(R) BALANCED ALLOCATION PORTFOLIO  METLIFE ADVISERS, LLC


AMERICAN FUNDS(R) GROWTH ALLOCATION PORTFOLIO    METLIFE ADVISERS, LLC
AMERICAN FUNDS(R) MODERATE ALLOCATION PORTFOLIO  METLIFE ADVISERS, LLC


BLACKROCK LARGE CAP CORE PORTFOLIO               METLIFE ADVISERS, LLC
                                                 SUB-INVESTMENT MANAGER: BLACKROCK
                                                 ADVISORS, LLC
CLARION GLOBAL REAL ESTATE PORTFOLIO             METLIFE ADVISERS, LLC
                                                 SUB-INVESTMENT MANAGER: CBRE CLARION
                                                 SECURITIES LLC



               PORTFOLIO                                INVESTMENT OBJECTIVE
               ---------                                --------------------
HARRIS OAKMARK INTERNATIONAL PORTFOLIO    SEEKS LONG-TERM CAPITAL APPRECIATION.


INVESCO SMALL CAP GROWTH PORTFOLIO        SEEKS LONG-TERM GROWTH OF CAPITAL.


JANUS FORTY PORTFOLIO                     SEEKS CAPITAL APPRECIATION.


LOOMIS SAYLES GLOBAL MARKETS PORTFOLIO    SEEKS HIGH TOTAL INVESTMENT RETURN THROUGH A
                                          COMBINATION OF CAPITAL APPRECIATION AND
                                          INCOME.
LORD ABBETT BOND DEBENTURE PORTFOLIO      SEEKS HIGH CURRENT INCOME AND THE OPPORTUNITY
                                          FOR CAPITAL APPRECIATION TO PRODUCE A HIGH TOTAL
                                          RETURN.
LORD ABBETT MID CAP VALUE PORTFOLIO       SEEKS CAPITAL APPRECIATION THROUGH
                                          INVESTMENTS, PRIMARILY IN EQUITY SECURITIES,
                                          WHICH ARE BELIEVED TO BE UNDERVALUED IN THE
                                          MARKETPLACE.
MET/FRANKLIN LOW DURATION TOTAL RETURN    SEEKS A HIGH LEVEL OF CURRENT INCOME, WHILE
PORTFOLIO                                 SEEKING PRESERVATION OF SHAREHOLDERS' CAPITAL.

METLIFE AGGRESSIVE STRATEGY PORTFOLIO     SEEKS GROWTH OF CAPITAL.
METLIFE GROWTH STRATEGY PORTFOLIO         SEEKS TO PROVIDE GROWTH OF CAPITAL.
MFS(R) RESEARCH INTERNATIONAL PORTFOLIO   SEEKS CAPITAL APPRECIATION.


MORGAN STANLEY MID CAP GROWTH PORTFOLIO   SEEKS CAPITAL APPRECIATION.


OPPENHEIMER GLOBAL EQUITY PORTFOLIO       SEEKS CAPITAL APPRECIATION.


PIMCO INFLATION PROTECTED BOND PORTFOLIO  SEEKS MAXIMUM REAL RETURN, CONSISTENT WITH
                                          PRESERVATION OF CAPITAL AND PRUDENT
                                          INVESTMENT MANAGEMENT.
PIMCO TOTAL RETURN PORTFOLIO              SEEKS MAXIMUM TOTAL RETURN, CONSISTENT WITH
                                          THE PRESERVATION OF CAPITAL AND PRUDENT
                                          INVESTMENT MANAGEMENT.
SSGA GROWTH AND INCOME ETF PORTFOLIO      SEEKS GROWTH OF CAPITAL AND INCOME.


SSGA GROWTH ETF PORTFOLIO                 SEEKS GROWTH OF CAPITAL.


T. ROWE PRICE MID CAP GROWTH PORTFOLIO    SEEKS LONG-TERM GROWTH OF CAPITAL.


THIRD AVENUE SMALL CAP VALUE PORTFOLIO    SEEKS LONG-TERM CAPITAL APPRECIATION.


METROPOLITAN FUND
BARCLAYS AGGREGATE BOND INDEX PORTFOLIO   SEEKS TO TRACK THE PERFORMANCE OF THE
                                          BARCLAYS U.S. AGGREGATE BOND INDEX.

BLACKROCK BOND INCOME PORTFOLIO           SEEKS A COMPETITIVE TOTAL RETURN PRIMARILY
                                          FROM INVESTING IN FIXED-INCOME SECURITIES.

BLACKROCK CAPITAL APPRECIATION PORTFOLIO  SEEKS LONG-TERM GROWTH OF CAPITAL.


BLACKROCK LARGE CAP VALUE PORTFOLIO       SEEKS LONG-TERM GROWTH OF CAPITAL.


DAVIS VENTURE VALUE PORTFOLIO             SEEKS GROWTH OF CAPITAL.




                                                     INVESTMENT MANAGER/
                                                     -------------------
               PORTFOLIO                            SUB-INVESTMENT MANAGER
               ---------                            ----------------------
HARRIS OAKMARK INTERNATIONAL PORTFOLIO    METLIFE ADVISERS, LLC
                                          SUB-INVESTMENT MANAGER: HARRIS ASSOCIATES
                                          L.P.
INVESCO SMALL CAP GROWTH PORTFOLIO        METLIFE ADVISERS, LLC
                                          SUB-INVESTMENT MANAGER: INVESCO ADVISERS,
                                          INC.
JANUS FORTY PORTFOLIO                     METLIFE ADVISERS, LLC
                                          SUB-INVESTMENT MANAGER: JANUS CAPITAL
                                          MANAGEMENT LLC
LOOMIS SAYLES GLOBAL MARKETS PORTFOLIO    METLIFE ADVISERS, LLC
                                          SUB-INVESTMENT MANAGER: LOOMIS, SAYLES &
                                          COMPANY, L.P.
LORD ABBETT BOND DEBENTURE PORTFOLIO      METLIFE ADVISERS, LLC
                                          SUB-INVESTMENT MANAGER: LORD, ABBETT & CO.
                                          LLC
LORD ABBETT MID CAP VALUE PORTFOLIO       METLIFE ADVISERS, LLC
                                          SUB-INVESTMENT MANAGER: LORD, ABBETT & CO.
                                          LLC

MET/FRANKLIN LOW DURATION TOTAL RETURN    METLIFE ADVISERS, LLC
PORTFOLIO                                 SUB-INVESTMENT MANAGER: FRANKLIN ADVISERS,
                                          INC.
METLIFE AGGRESSIVE STRATEGY PORTFOLIO     METLIFE ADVISERS, LLC
METLIFE GROWTH STRATEGY PORTFOLIO         METLIFE ADVISERS, LLC
MFS(R) RESEARCH INTERNATIONAL PORTFOLIO   METLIFE ADVISERS, LLC
                                          SUB-INVESTMENT MANAGER: MASSACHUSETTS
                                          FINANCIAL SERVICES COMPANY
MORGAN STANLEY MID CAP GROWTH PORTFOLIO   METLIFE ADVISERS, LLC
                                          SUB-INVESTMENT MANAGER: MORGAN STANLEY
                                          INVESTMENT MANAGEMENT INC.
OPPENHEIMER GLOBAL EQUITY PORTFOLIO       METLIFE ADVISERS, LLC
                                          SUB-INVESTMENT MANAGER:
                                          OPPENHEIMERFUNDS, INC.
PIMCO INFLATION PROTECTED BOND PORTFOLIO  METLIFE ADVISERS, LLC
                                          SUB-INVESTMENT MANAGER: PACIFIC INVESTMENT
                                          MANAGEMENT COMPANY LLC
PIMCO TOTAL RETURN PORTFOLIO              METLIFE ADVISERS, LLC
                                          SUB-INVESTMENT MANAGER: PACIFIC INVESTMENT
                                          MANAGEMENT COMPANY LLC
SSGA GROWTH AND INCOME ETF PORTFOLIO      METLIFE ADVISERS, LLC
                                          SUB-INVESTMENT MANAGER: SSGA FUNDS
                                          MANAGEMENT, INC.
SSGA GROWTH ETF PORTFOLIO                 METLIFE ADVISERS, LLC
                                          SUB-INVESTMENT MANAGER: SSGA FUNDS
                                          MANAGEMENT, INC.
T. ROWE PRICE MID CAP GROWTH PORTFOLIO    METLIFE ADVISERS, LLC
                                          SUB-INVESTMENT MANAGER: T. ROWE PRICE
                                          ASSOCIATES, INC.
THIRD AVENUE SMALL CAP VALUE PORTFOLIO    METLIFE ADVISERS, LLC
                                          SUB-INVESTMENT MANAGER: THIRD AVENUE
                                          MANAGEMENT LLC
METROPOLITAN FUND
BARCLAYS AGGREGATE BOND INDEX PORTFOLIO   METLIFE ADVISERS, LLC
                                          SUB-INVESTMENT MANAGER: METLIFE
                                          INVESTMENT MANAGEMENT, LLC
BLACKROCK BOND INCOME PORTFOLIO           METLIFE ADVISERS, LLC
                                          SUB-INVESTMENT MANAGER: BLACKROCK
                                          ADVISORS, LLC
BLACKROCK CAPITAL APPRECIATION PORTFOLIO  METLIFE ADVISERS, LLC
                                          SUB-INVESTMENT MANAGER: BLACKROCK
                                          ADVISORS, LLC
BLACKROCK LARGE CAP VALUE PORTFOLIO       METLIFE ADVISERS, LLC
                                          SUB-INVESTMENT MANAGER: BLACKROCK
                                          ADVISORS, LLC
DAVIS VENTURE VALUE PORTFOLIO             METLIFE ADVISERS, LLC
                                          SUB-INVESTMENT MANAGER: DAVIS SELECTED
                                          ADVISERS, L.P.



                 PORTFOLIO                                INVESTMENT OBJECTIVE
                 ---------                                --------------------
JENNISON GROWTH PORTFOLIO                    SEEKS LONG-TERM GROWTH OF CAPITAL.


LOOMIS SAYLES SMALL CAP CORE PORTFOLIO       SEEKS LONG-TERM CAPITAL GROWTH FROM
                                             INVESTMENTS IN COMMON STOCKS OR OTHER EQUITY
                                             SECURITIES.
LOOMIS SAYLES SMALL CAP GROWTH PORTFOLIO     SEEKS LONG-TERM CAPITAL GROWTH.


MET/ARTISAN MID CAP VALUE PORTFOLIO          SEEKS LONG-TERM CAPITAL GROWTH.


METLIFE CONSERVATIVE ALLOCATION PORTFOLIO    SEEKS A HIGH LEVEL OF CURRENT INCOME, WITH
                                             GROWTH OF CAPITAL AS A SECONDARY OBJECTIVE.
METLIFE CONSERVATIVE TO MODERATE ALLOCATION  SEEKS HIGH TOTAL RETURN IN THE FORM OF INCOME
PORTFOLIO                                    AND GROWTH OF CAPITAL, WITH A GREATER
                                             EMPHASIS ON INCOME.
METLIFE MID CAP STOCK INDEX PORTFOLIO        SEEKS TO TRACK THE PERFORMANCE OF THE
                                             STANDARD & POOR'S MIDCAP 400(R) COMPOSITE
                                             STOCK PRICE INDEX.
METLIFE MODERATE ALLOCATION PORTFOLIO        SEEKS A BALANCE BETWEEN A HIGH LEVEL OF
                                             CURRENT INCOME AND GROWTH OF CAPITAL, WITH A
                                             GREATER EMPHASIS ON GROWTH OF CAPITAL.
METLIFE MODERATE TO AGGRESSIVE ALLOCATION    SEEKS GROWTH OF CAPITAL.
PORTFOLIO
METLIFE STOCK INDEX PORTFOLIO                SEEKS TO TRACK THE PERFORMANCE OF THE
                                             STANDARD & POOR'S 500(R) COMPOSITE STOCK
                                             PRICE INDEX.
MFS(R) TOTAL RETURN PORTFOLIO                SEEKS A FAVORABLE TOTAL RETURN THROUGH
                                             INVESTMENT IN A DIVERSIFIED PORTFOLIO.

MFS(R) VALUE PORTFOLIO                       SEEKS CAPITAL APPRECIATION.


MSCI EAFE(R) INDEX PORTFOLIO                 SEEKS TO TRACK THE PERFORMANCE OF THE MSCI
                                             EAFE(R) INDEX.

NEUBERGER BERMAN GENESIS PORTFOLIO           SEEKS HIGH TOTAL RETURN, CONSISTING PRINCIPALLY
                                             OF CAPITAL APPRECIATION.

RUSSELL 2000(R) INDEX PORTFOLIO              SEEKS TO TRACK THE PERFORMANCE OF THE
                                             RUSSELL 2000(R) INDEX.

T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO     SEEKS LONG-TERM GROWTH OF CAPITAL AND,
                                             SECONDARILY, DIVIDEND INCOME.

T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO     SEEKS LONG-TERM CAPITAL GROWTH.


WESTERN ASSET MANAGEMENT STRATEGIC BOND      SEEKS TO MAXIMIZE TOTAL RETURN CONSISTENT
OPPORTUNITIES PORTFOLIO                      WITH PRESERVATION OF CAPITAL.

WESTERN ASSET MANAGEMENT U.S. GOVERNMENT     SEEKS TO MAXIMIZE TOTAL RETURN CONSISTENT
PORTFOLIO                                    WITH PRESERVATION OF CAPITAL AND MAINTENANCE
                                             OF LIQUIDITY.


                                                       INVESTMENT MANAGER/
                                                       -------------------
                 PORTFOLIO                            SUB-INVESTMENT MANAGER
                 ---------                            ----------------------
JENNISON GROWTH PORTFOLIO                    METLIFE ADVISERS, LLC
                                             SUB-INVESTMENT MANAGER: JENNISON
                                             ASSOCIATES LLC
LOOMIS SAYLES SMALL CAP CORE PORTFOLIO       METLIFE ADVISERS, LLC
                                             SUB-INVESTMENT MANAGER: LOOMIS, SAYLES &
                                             COMPANY, L.P.
LOOMIS SAYLES SMALL CAP GROWTH PORTFOLIO     METLIFE ADVISERS, LLC
                                             SUB-INVESTMENT MANAGER: LOOMIS, SAYLES &
                                             COMPANY, L.P.
MET/ARTISAN MID CAP VALUE PORTFOLIO          METLIFE ADVISERS, LLC
                                             SUB-INVESTMENT MANAGER: ARTISAN PARTNERS
                                             LIMITED PARTNERSHIP
METLIFE CONSERVATIVE ALLOCATION PORTFOLIO    METLIFE ADVISERS, LLC

METLIFE CONSERVATIVE TO MODERATE ALLOCATION  METLIFE ADVISERS, LLC
PORTFOLIO

METLIFE MID CAP STOCK INDEX PORTFOLIO        METLIFE ADVISERS, LLC
                                             SUB-INVESTMENT MANAGER: METLIFE
                                             INVESTMENT MANAGEMENT, LLC
METLIFE MODERATE ALLOCATION PORTFOLIO        METLIFE ADVISERS, LLC


METLIFE MODERATE TO AGGRESSIVE ALLOCATION    METLIFE ADVISERS, LLC
PORTFOLIO
METLIFE STOCK INDEX PORTFOLIO                METLIFE ADVISERS, LLC
                                             SUB-INVESTMENT MANAGER: METLIFE
                                             INVESTMENT MANAGEMENT, LLC
MFS(R) TOTAL RETURN PORTFOLIO                METLIFE ADVISERS, LLC
                                             SUB-INVESTMENT MANAGER: MASSACHUSETTS
                                             FINANCIAL SERVICES COMPANY
MFS(R) VALUE PORTFOLIO                       METLIFE ADVISERS, LLC
                                             SUB-INVESTMENT MANAGER: MASSACHUSETTS
                                             FINANCIAL SERVICES COMPANY
MSCI EAFE(R) INDEX PORTFOLIO                 METLIFE ADVISERS, LLC
                                             SUB-INVESTMENT MANAGER: METLIFE
                                             INVESTMENT MANAGEMENT, LLC
NEUBERGER BERMAN GENESIS PORTFOLIO           METLIFE ADVISERS, LLC
                                             SUB-INVESTMENT MANAGER: NEUBERGER
                                             BERMAN MANAGEMENT LLC
RUSSELL 2000(R) INDEX PORTFOLIO              METLIFE ADVISERS, LLC
                                             SUB-INVESTMENT MANAGER: METLIFE
                                             INVESTMENT MANAGEMENT, LLC
T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO     METLIFE ADVISERS, LLC
                                             SUB-INVESTMENT MANAGER: T. ROWE PRICE
                                             ASSOCIATES, INC.
T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO     METLIFE ADVISERS, LLC
                                             SUB-INVESTMENT MANAGER: T. ROWE PRICE
                                             ASSOCIATES, INC.
WESTERN ASSET MANAGEMENT STRATEGIC BOND      METLIFE ADVISERS, LLC
OPPORTUNITIES PORTFOLIO                      SUB-INVESTMENT MANAGER: WESTERN ASSET
                                             MANAGEMENT COMPANY
WESTERN ASSET MANAGEMENT U.S. GOVERNMENT     METLIFE ADVISERS, LLC
PORTFOLIO                                    SUB-INVESTMENT MANAGER: WESTERN ASSET
                                             MANAGEMENT COMPANY



INVESTMENT CHOICES WHICH ARE FUND OF FUNDS

The following Portfolios available within the Metropolitan Fund and Met Investors Fund, are "fund of funds":

MetLife Conservative Allocation Portfolio
MetLife Conservative to Moderate Allocation Portfolio
MetLife Moderate Allocation Portfolio

MetLife Moderate to Aggressive Allocation Portfolio
American Funds(R) Balanced Allocation Portfolio
American Funds(R) Growth Allocation Portfolio
American Funds(R) Moderate Allocation Portfolio
MetLife Aggressive Strategy Portfolio
MetLife Growth Strategy Portfolio
SSgA Growth ETF Portfolio
SSgA Growth and Income ETF Portfolio

"Fund of funds" Portfolios invest substantially all of their assets in other portfolios or, with respect to the SSgA Growth ETF Portfolio and the SSgA Growth and Income ETF Portfolio, other exchange-traded funds ("Underlying ETFs"). Therefore, each of these Portfolios will bear its pro rata share of the fees and expenses incurred by the underlying portfolios or Underlying ETFs in which it invests in addition to its own management fees and expenses. This will reduce the investment return of each of the fund of funds Portfolios. The expense levels will vary over time, depending on the mix of underlying portfolios or Underlying ETFs in which the fund of funds Portfolio invests. You may be able to realize lower aggregate expenses by investing directly in the underlying portfolios and Underlying ETFs instead of investing in the fund of funds Portfolios, if such underlying portfolios or Underlying ETFs are available under the Contract. However, no Underlying ETFs and only some of the underlying portfolios are available under the Contract.


ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS

Some of the investment choices may not be available under the terms of your Deferred Annuity. Your Contract or other correspondence we provide You will indicate the Investment Divisions that are available to You. Your investment choices may be limited because:

..   Your employer, association or other group contract holder limits the available Investment Divisions.

..   We have restricted the available Investment Divisions.

The Investment Divisions buy and sell shares of corresponding mutual fund Portfolios. These Portfolios, which are part of either the Metropolitan Fund, the Calvert Fund, the Met Investors Fund or the American Funds(R) invest in stocks, bonds and other investments. All dividends declared by the Portfolios are earned by the Separate Account and are reinvested. Therefore, no dividends are distributed to You under the Deferred Annuities. You pay no transaction expenses (i.e., front-end or back-end sales load charges) as a result of the Separate Account's purchase or sale of these mutual fund shares. The Portfolios of the Metropolitan Fund and the Met Investors Fund are available by purchasing annuities and life insurance policies from MetLife or certain of its affiliated insurance companies and are never sold directly to the public. The Calvert Fund and American Funds(R) Portfolios are made available by the Calvert Fund and the American Funds(R) only through various insurance company annuities and life insurance policies.

The Metropolitan Fund, the Calvert Fund, the Met Investors Fund and the American Funds(R) are each "series" type funds registered with the Securities and Exchange Commission as an "open-end management investment company" under the 1940 Act. A "series" fund means that each Portfolio is one of several available through the fund.

The Portfolios of the Metropolitan Fund and Met Investors Fund pay MetLife Advisers, LLC, a MetLife affiliate, a monthly fee for its services as their investment manager. The Portfolio of the Calvert Fund pays Calvert Asset Management Company, Inc. a monthly fee for its services as its investment manager. The Portfolios of the American Funds(R) pay Capital Research and Management Company a monthly fee for its services as their investment manager. These fees, as well as the operating expenses paid by each Portfolio, are described in the applicable prospectus and SAI for the Metropolitan Fund, the Calvert Fund, the Met Investors Fund and the American Funds(R).

In addition, the Metropolitan Fund and the Met Investors Fund prospectuses each discuss other separate accounts of MetLife and its affiliated insurance companies and certain qualified retirement plans that invest in the Metropolitan Fund or the Met Investors Fund. The risks of these arrangements are discussed in each Fund's prospectus.

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

Certain Payments We Receive with Regard to the Portfolios. An investment manager (other than our affiliate MetLife Advisers, LLC) or sub-investment manager of a Portfolio, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing, and support services with respect to the Deferred Annuities and, in the Company's role as an intermediary, with respect to the Portfolios. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Portfolio assets. Contract owners, through their indirect investment in the Portfolios, bear the costs of these advisory fees (see the Portfolios' prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the Portfolios attributable to the Deferred Annuities and certain other variable insurance products that we and our affiliates issue. These percentages differ and some investment managers or sub-investment managers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%.


Additionally, an investment manager (other than our affiliate, MetLife Advisers, LLC) or sub-investment manager of a Portfolio or its affiliates may provide us with wholesaling services that assist in the distribution of the Contracts and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the Adviser or sub-investment manager (or its affiliate) with increased access to persons involved in the distribution of the Contracts.

We and/or certain of our affiliated insurance companies have a joint ownership interest in our affiliated investment manager MetLife Advisers, LLC, which is formed as a "limited liability company". Our ownership interests in MetLife Advisers, LLC entitle us to profit distributions if the Adviser makes a profit with respect to the advisory fees it receives from the Portfolios. We will benefit accordingly from assets allocated to the Portfolios to the extent they result in profits to the investment manager. (See the Table of Expenses for information on the investment management fees paid by the Portfolios and the SAI for the Portfolios for information on the investment management fees paid by the investment managers to the sub-investment managers.)


Certain Portfolios have adopted a Distribution Plan under Rule 12b-1 of the 1940 Act. A Portfolio's 12b-1 Plan, if any, is described in more detail in the prospectuses for the Portfolios. See the Table of Expenses and "Who Sells the Deferred Annuities". Any payments we receive pursuant to those 12b-1 Plans are paid to us or our distributor. Payments under a Portfolio's 12b-1 Plan decrease the Portfolios' investment return.

Portfolio Selection. We select the Portfolios offered through this Contract based on a number of criteria, including asset class coverage, the strength of the investment manager's or sub-investment manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Portfolios' investment manager or sub-investment manager is one of our affiliates or whether the Portfolio, its investment manager, its sub-investment manager(s), or an affiliate will make payments to us or our affiliates. In this regard, the profit distributions we receive from our affiliated investment manager are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to portfolios advised by our affiliates than those that are not, we may be more inclined to offer portfolios advised by our affiliates in the variable insurance products we issue. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new purchase payments and/or transfers of contract value if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from contract owners. In some cases, we have included Portfolios based on recommendations made by selling firms. These selling firms may receive payments from the Portfolios they recommend and may benefit accordingly from the allocation of contract value to such Portfolios.

WE DO NOT PROVIDE ANY INVESTMENT ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR PORTFOLIO. YOU BEAR THE RISK OF ANY DECLINE IN YOUR ACCOUNT BALANCE OF YOUR DEFERRED ANNUITY RESULTING FROM THE PERFORMANCE OF THE PORTFOLIO YOU HAVE CHOSEN.

We make certain payments to American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series(R). (See "Who Sells The Deferred Annuities".)

                                                                             25

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DEFERRED ANNUITIES



   This Prospectus describes the following Deferred Annuities under which You can accumulate money:


  .   TSA (Tax Sheltered Annuities)

  .   TSA ERISA (Tax Sheltered Annuities subject to ERISA)

  .   SEPs (Simplified Employee Pensions)

  .   SIMPLE IRAs (Savings Incentive Match Plan for Employees
      Individual Retirement Annuities)

  .   457(b)s (Section 457(b) Eligible Deferred Compensation Arrangements)

  .   403(a) Arrangements

A form of the deferred annuity may be issued to a bank that does nothing but hold them as a contract holder.

THE DEFERRED ANNUITY AND YOUR RETIREMENT PLAN

  These Deferred Annuities may be issued either to You as an individual or to a group. You are then a participant under the group's Deferred Annuity. If You participate through a retirement plan or other group arrangement, the Deferred Annuity may provide that all or some of your rights or choices as described in this Prospectus are subject to the plan's terms. For example, limitations on your rights may apply to investment choices, automated investments strategies, purchase payments, withdrawals, transfers, loans, the death benefit and pay-out options.

The Deferred Annuity may provide that a plan administrative fee will be paid by making a withdrawal from your Account Balance. We may rely on your employer's or plan administrator's statements to us as to the terms of the plan or your entitlement to any amounts. We are not a party to your employer's retirement plan. We will not be responsible for determining what your plan says. You should consult the Deferred Annuity Contract and plan document to see how You may be affected. If You are a Texas Optional Retirement Program participant, please see Appendix II for specific information which applies to You.

403(B) PLAN TERMINATIONS
Upon a 403(b) plan termination, your employer is required to distribute your plan benefits under the Contract to You. Your employer may permit You to receive your distribution of your 403(b) plan benefit in cash or in the form of the Contract.

If You elect to receive your distributions in cash, the distribution is a withdrawal under the Contract and any amounts withdrawn are subject to applicable Withdrawal Charges. Outstanding loans will be satisfied (paid) from your cash benefit prior to its distribution to You. In addition, your cash distributions are subject to withholding, ordinary income tax and applicable Federal income tax penalties. (See "Income Taxes".) Contract Withdrawal Charges will be waived if the net distribution is made under the exceptions listed in the "When No Withdrawal Charge Applies" section of the Prospectus. However, if your employer chooses to distribute cash as the default option, your employer may not give You the opportunity to instruct MetLife to make, at a minimum, a direct transfer to another funding option or annuity contract issued by us or one of our affiliates, which may avoid a Withdrawal Charge. In that case, You will receive the net cash distribution, less any applicable Withdrawal Charge and withholding. In addition, You would forfeit any accrued benefit under a GMIB or LWG rider or guaranteed death benefit.

If You receive the distribution in form of the Contract, we will continue to administer the Contract according to its terms. However in that case, You may not make any additional purchase payments or take any loans. In addition MetLife will rely on You to provide certain information that would otherwise be provided to MetLife by the employer or plan administrator.

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
The employer may choose distribution of the Contract as the default option. The employer may not choose distribution of a Contract as a default option when that Contract is an investment vehicle for a TSA ERISA plan.

AUTOMATED INVESTMENT STRATEGIES

  There are four automated investment strategies available to You. We created these investment strategies to help You manage your money. You decide if one is appropriate for You, based upon your risk tolerance and savings goals. The Index Selector is not available with a Deferred Annuity with the optional LWG. These are available to You without any additional charges. As with any investment program, none of them can guarantee a gain--You can lose money. We may modify or terminate any of the strategies at any time. You may have only one strategy in effect at a time. You may not have a strategy in effect while You also have an outstanding loan. Your employer, association or other group contract holder may limit the availability of any investment strategy.

The Equity Generator(R): An amount equal to the interest earned in the Fixed Interest Account is transferred monthly to any one Investment Division based on your selection. If your Fixed Interest Account Balance at the time of a scheduled transfer is zero, this strategy is automatically discontinued.


The Rebalancer(R): You select a specific asset allocation for your entire Account Balance from among the Investment Divisions and the Fixed Interest Account, if available. Each quarter we transfer amounts among these options to bring the percentage of your Account Balance in each option back to your original allocation. In the future, we may permit You to allocate less than 100% of your Account Balance to this strategy.

The Index Selector(R): You may select one of five asset allocation models (the Conservative Model, the Conservative to Moderate Model, the Moderate Model, the Moderate to Aggressive Model and the Aggressive Model) which are designed to correlate to various risk tolerance levels. Based on the model You choose, your entire Account Balance is allocated among the Barclays Capital Aggregate Bond Index, MetLife Stock Index, MSCI EAFE(R) Index, Russell 2000(R) Index and MetLife Mid Cap Stock Index Investment Divisions and the Fixed Interest Account. Each quarter the percentage in each of these Investment Divisions and the Fixed Interest Account is brought back to the selected model percentage by transferring amounts among the Investment Divisions and the Fixed Interest Account.

In the future, we may permit You to allocate less than 100% of your Account Balance to this strategy.

We will continue to implement the Index Selector strategy using the percentage allocations of the model that were in effect when You elected the Index Selector strategy. You should consider whether it is appropriate for You to continue this strategy over time if your risk tolerance, time horizon or financial situation changes. This strategy may experience more volatility than our other strategies. We provide the elements to formulate the models. We may rely on a third party for its expertise in creating appropriate allocations.

The asset allocation models used in the Index Selector strategy may change from time to time. If You are interested in an updated model, please contact your sales representative.

You may choose another Index Selector strategy or terminate your Index Selector strategy at any time. If You choose another Index Selector strategy, You must select from the asset allocation models available at that time. After termination, if You then wish to again select the Index Selector strategy, You must select from the asset allocation models available at that time.

The Allocator/SM/: Each month a dollar amount You choose is transferred from the Fixed Interest Account to any of the Investment Divisions You choose.

You select the day of the month and the number of months over which the transfers will occur. A minimum periodic transfer of $50 is required. Once your Fixed Interest Account Balance is exhausted, this strategy is automatically discontinued.

The Allocator and the Equity Generator are dollar cost averaging strategies. Dollar cost averaging involves investing at regular intervals of time. Since this involves continuously investing regardless of fluctuating prices, You should consider whether You wish to continue the strategy through periods of fluctuating prices.

We will terminate all transactions under any automated investment strategy upon notification of your death.

PURCHASE PAYMENTS

  There is no minimum purchase payment. You may continue to make purchase payments while You receive Systematic Withdrawal Program payments, as described later in this Prospectus, unless your purchase payments are made through payroll deduction.

We will not issue the Deferred Annuity to You if You are age 80 or older or younger than age 18 for the TSA Deferred Annuity described in this Prospectus. For SEPs and SIMPLE IRAs Deferred Annuities, the minimum issue age is 21. You will not receive the 3% credit associated with the B and L Classes (described in the section titled "Eligible Rollover Distribution and Direct Transfer Credit for B and L Classes") unless You are less than 66 years old at date of issue. We will not accept your purchase payments if You are age 90 or older.

PURCHASE PAYMENTS--SECTION 403(B) PLANS

The Internal Revenue Service announced new regulations affecting Section 403(b) plans and arrangements, which were generally effective January 1, 2009. As part of these regulations, employers will need to meet certain requirements in order for their employees' annuity contracts that fund these programs to retain a tax deferred status under Section 403(b). Prior to the new rules, transfers of one annuity contract to another would not result in a loss of tax deferred status under 403(b) under certain conditions (so-called "90-24 transfers"). The new regulations have the following effect regarding transfers: (1) a newly issued contract funded by a transfer which is completed AFTER September 24, 2007, is subject to the employer requirements referred to above; (2) additional purchase payments made AFTER September 24, 2007, to a contract that was funded by a 90-24 transfer ON OR BEFORE September 24, 2007, MAY subject the contract to this new employer requirement.

In consideration of these regulations, we have determined to only make available the Contract for purchase (including transfers) where your employer currently permits salary reduction contributions to be made to the Contract.

If your Contract was issued previously as a result of a 90-24 transfer completed on or before September 24, 2007, and You have never made salary reduction contributions into your Contract, we urge You to consult with your tax adviser prior to making additional purchase payments.

ALLOCATION OF PURCHASE PAYMENTS

You decide how your money is allocated among the Fixed Interest Account, if available, and the Investment Divisions. You can change your allocations for future purchase payments. We will make allocation changes when we receive your request for a change. You may also specify an effective date for the change as long as it is within 30 days after we receive the request.

LIMITS ON PURCHASE PAYMENTS

Your ability to make purchase payments may be limited by:

..   Federal tax laws or regulatory requirements;

..   Our right to limit the total of your purchase payments to $1,000,000;

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

..   Our right to restrict purchase payments to the Fixed Interest Account if
    (1) the interest rate we credit in the Fixed Interest Account is equal to the guaranteed minimum rate as stated in your Deferred Annuity; or (2) your Fixed Interest Account Balance is equal to or exceeds our maximum for a Fixed Interest Account allocation (e.g., $1,000,000);

..   Participation in the Systematic Withdrawal Program (as described later); and

..   Leaving your job.

THE VALUE OF YOUR INVESTMENT

   Accumulation Units are credited to You when You make purchase payments or transfers into an Investment Division. When You withdraw or transfer money from an Investment Division (as well as when we apply the Annual Contract Fee and the GMIB or LWG charge, if chosen as an optional benefit), accumulation units are liquidated. We determine the number of accumulation units by dividing the amount of your purchase payment, transfer or withdrawal by the Accumulation Unit Value on the date of the transaction.

This is how we calculate the Accumulation Unit Value for each Investment
Division:

..   First, we determine the change in investment performance (including any investment-related charge) for the underlying Portfolio from the previous trading day to the current trading day;

..   Next, we subtract the daily equivalent of the Separate Account charge (for the class of the Deferred Annuity You have chosen, including any optional benefits) for each day since the last Accumulation Unit Value was calculated; and

..   Finally, we multiply the previous Accumulation Unit Value by this result.


   Examples
   Calculating the Number of Accumulation Units

   Assume You make a purchase payment of $500 into one Investment Division and that Investment Division's Accumulation Unit Value is currently $10.00. You would be credited with 50 accumulation units.

                  $500 = 50 accumulation units
                   ---
                  $10

   Calculating the Accumulation Unit Value

   Assume yesterday's Accumulation Unit Value was $10.00 and the number we calculate for today's investment experience (minus charges) for an underlying Portfolio is 1.05. Today's Accumulation Unit Value is $10.50. The value of your $500 investment is then $525 (50 x $10.50 = $525).

           $10.00 x 1.05 = $10.50 is the new Accumulation Unit Value

   However, assume that today's investment experience (minus charges) is .95 instead of 1.05. Today's Accumulation Unit Value is $9.50. The value of your $500 investment is then $475 (50 x $9.50 = $475).

            $10.00 x .95 = $9.50 is the new Accumulation Unit Value

TRANSFER PRIVILEGE

   You may make tax-free transfers among Investment Divisions or between the Investment Divisions and the Fixed Interest Account, if available. For us to process a transfer, You must tell us:

..   The percentage or dollar amount of the transfer;

..   The Investment Divisions (or Fixed Interest Account) from which You want the money to be transferred;

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

..   The Investment Divisions (or Fixed Interest Account) to which You want the money to be transferred; and

..   Whether You intend to start, stop, modify or continue unchanged an automated investment strategy by making the transfer.

If You receive the eligible rollover distribution and direct transfer credit and You have a 457(b), 403(a) or TSA ERISA Deferred Annuity, You must allocate this amount to the Fixed Interest Account and You must keep any such amounts in the Fixed Interest Account for five years or You will forfeit the credit.

We reserve the right to restrict transfers to the Fixed Interest Account if (1) the interest rate we credit in the Fixed Interest Account is equal to the guaranteed minimum rate as stated in your Deferred Annuity; or (2) your Fixed Interest Account Balance is equal to or exceeds our maximum for Fixed Interest Account allocations (e.g., $1,000,000).

Your transfer request must be in Good Order and completed prior to the close of the Exchange on a business day if You want the transaction to take place on that day. All other transfer requests in Good Order will be processed on our next business day.

We may require You to use our original forms and maintain a minimum Account Balance (if the transfer is in connection with an automated investment strategy or if there is an outstanding loan from the Fixed Interest Account).


The following is a discussion of frequent transfers/reallocations policies and procedures. They apply to both the "pay-in" and "pay-out" phase of your Deferred Annuity.

RESTRICTIONS ON TRANSFERS

RESTRICTIONS ON FREQUENT TRANSFERS/REALLOCATIONS. Frequent requests from contract owners to make transfers/reallocations may dilute the value of a Portfolio's shares if the frequent transfers/reallocations involve an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio's share price ("arbitrage trading"). Frequent transfers/reallocations involving arbitrage trading may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect contract owners and other persons who may have an interest in the Contracts (e.g., Annuitants and Beneficiaries).

We have policies and procedures that attempt to detect and deter frequent transfers/reallocations in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Portfolios (i.e., American Funds Global Small Capitalization, Clarion Global Real Estate, Harris Oakmark International, Invesco Small Cap Growth, Loomis Sayles Global Markets, Loomis Sayles Small Cap Core, Loomis Sayles Small Cap Growth, Lord Abbett Bond Debenture, MFS(R) Research International, MSCI EAFE(R) Index, Neuberger Berman Genesis, Oppenheimer Global Equity, Russell 2000(R) Index, T. Rowe Price Small Cap Growth, Third Avenue Small Cap Value, and Western Asset Management Strategic Bond Opportunities--the "Monitored Portfolios") and we monitor transfer/reallocation activity in those Monitored Portfolios. In addition, as described below, we intend to treat all American Funds Insurance Series(R) Portfolios ("American Funds portfolios") as Monitored Portfolios. We employ various means to monitor transfer/reallocation activity, such as examining the frequency and size of transfers/reallocations into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer/reallocation activity to determine if, for each category of international, small-cap, and high-yield portfolios, in a 12-month period there were, (1) six or more transfers/reallocations involving the given category;
(2) cumulative gross transfers/reallocations involving the given category that exceed the current Account Balance; and (3) two or more "round-trips" involving any Monitored Portfolio in the given category. A round-trip generally is defined as a transfer/reallocation in followed by a transfer/reallocation out within the next seven calendar days or a transfer/reallocation out followed by a transfer/reallocation in within the next seven calendar days, in either case subject to certain other criteria.


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


WE DO NOT BELIEVE THAT OTHER PORTFOLIOS PRESENT A SIGNIFICANT OPPORTUNITY TO ENGAGE IN ARBITRAGE TRADING AND THEREFORE DO NOT MONITOR TRANSFER/REALLOCATION ACTIVITY IN THOSE PORTFOLIOS. We may change the Monitored Portfolios at any time without notice in our sole discretion.

As a condition to making their portfolios available in our products, American Funds(R) requires us to treat all American Funds portfolios as Monitored Portfolios under our current frequent transfer/reallocation policies and procedures. Further, American Funds(R) requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Contract, regardless of the potential for arbitrage trading. We are required to monitor transfer/reallocation activity in American Funds portfolios to determine if there were two or more transfers/reallocations in followed by transfers/reallocations out, in each case of a certain dollar amount or greater, in any 30 day period. A first violation of the American Funds(R) monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction, during which period we will require all transfer requests to or from an American Funds portfolio to be submitted with an original signature. Further, as Monitored Portfolios, all American Funds portfolios also will be subject to our current frequent transfer/reallocation policies, procedures and restrictions, (described below) and transfer/reallocation restrictions may be imposed upon a violation of either monitoring policy.

Our policies and procedures may result in transfer/reallocation restrictions being applied to deter frequent transfers/reallocations. Currently, when we detect transfer/reallocation activity in the Monitored Portfolios that exceeds our current transfer/reallocation limits, we require future transfer/reallocation requests to or from any Monitored Portfolio under that Contract to be submitted in writing with an original signature. A first occurrence will result in the imposition of this restriction for a six month period; a second occurrence will result in the permanent imposition of the restriction.

Transfers made under an Automated Investment Strategy are not treated as transfers when we monitor the frequency of transfers.

The detection and deterrence of harmful transfer/reallocation activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios we believe are susceptible to arbitrage trading or the determination of the transfer/reallocation limits. Our ability to detect and/or restrict such transfer/reallocation activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by contract owners to avoid such detection. Our ability to restrict such transfer/reallocation activity also may be limited by provisions of the Contract. Accordingly, there is no assurance that we will prevent all transfer/reallocation activity that may adversely affect contract owners and other persons with interests in the Contracts. We do not accommodate frequent transfers/reallocations in any Portfolios and there are no arrangements in place to permit any contract owner to engage in frequent transfers/reallocations; we apply our policies and procedures without exception, waiver, or special arrangement.

The Portfolios may have adopted their own policies and procedures with respect to frequent transfers/reallocations in their respective shares, and we reserve the right to enforce these policies and procedures. For example, Portfolios may assess a redemption fee (which we reserve the right to collect) for shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent transfer/reallocation policies and procedures of the Portfolios, we have entered in a written agreement, as required by SEC regulation, with each Portfolio or its principal underwriter that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual contract owners, and to execute instructions from the Portfolio to restrict or prohibit further purchases or transfers/reallocations by specific contract owners who violate the frequent transfer/reallocation policies established by the Portfolio.


In addition, contract owners and other persons with interests in the Contracts should be aware that the purchase and redemption orders received by the Portfolios generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their frequent transfer/reallocation policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons we cannot guarantee that the Portfolios (and thus contract owners) will not be harmed by transfer/reallocation activity relating to the other insurance companies and/or retirement plans that may invest in the Portfolios. If a Portfolio believes that an omnibus order reflects one or more transfer/reallocation requests from contract owners engaged in frequent trading, the Portfolio may reject the entire omnibus order.

In accordance with applicable law, we reserve the right to modify or terminate the transfer/reallocation privilege at any time. We also reserve the right to defer or restrict the transfer/reallocation privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on frequent transfers/reallocations (even if an entire omnibus order is rejected due to the frequent transfers/reallocations of a single contract owner). You should read the Portfolio prospectuses for more details.

RESTRICTIONS ON LARGE TRANSFERS. Large transfers/reallocations may increase brokerage and administrative costs of the underlying Portfolios and may disrupt portfolio management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations. We do not monitor for large transfers/reallocations to or from Portfolios except where the portfolio manager of a particular underlying Portfolio has brought large transfer/reallocation activity to our attention for investigation on a case-by-case basis. For example, some portfolio managers have asked us to monitor for "block transfers" where transfer/reallocation requests have been submitted on behalf of multiple Contract owners by a third party such as an investment adviser. When we detect such large trades, we may impose restrictions similar to those described above where future transfer/reallocation requests from that third party must be submitted in writing with an original signature. A first occurrence will result in the imposition of this restriction for a six-month period; a second occurrence will result in the permanent imposition of the restriction.


ACCESS TO YOUR MONEY


   You may withdraw either all or part of your Account Balance from the Deferred Annuity. Other than those made through the Systematic Withdrawal
Program, withdrawals must be at least $500 or the Account Balance, if less. If any withdrawal would decrease your Account Balance below $2,000, we may consider this a request for a full withdrawal. To process your request, we need the following information:

..   The percentage or dollar amount of the withdrawal; and

..   The Investment Divisions (or Fixed Interest Account) from which You want the money to be withdrawn.

Your withdrawal may be subject to Withdrawal Charges.

Generally, if You request, we will make payments directly to other investments on a tax-free basis. You may only do so if all applicable tax and state regulatory requirements are met and we receive all information necessary for us to make the payment. We may require You to use our original forms.

We may withhold payment of withdrawal proceeds if any portion of those proceeds would be derived from your check that has not yet cleared (I.E., that could still be dishonored by your banking institution). We may use telephone, fax, Internet or other means of communication to verify that payment from your check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. You may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.

SYSTEMATIC WITHDRAWAL PROGRAM


If we agree and if approved in your state, You may choose to automatically withdraw a specific dollar amount or a percentage of your Account Balance each Contract Year. This program is not available under the 457(b) Deferred Annuity issued to tax-exempt organizations. This amount is then paid in equal portions throughout the Contract Year according to the time frame You select, e.g., monthly, quarterly, semi-annually or annually. Once the Systematic Withdrawal Program is initiated, the payments will automatically renew each Contract Year. Income taxes, tax penalties and Withdrawal Charges may apply to your withdrawals. Program payment amounts are subject to our required minimums and administrative restrictions. Your Account Balance will be reduced by the amount of your Systematic Withdrawal Program payments and applicable Withdrawal Charges. Payments under this program are not the same as income payments You would receive from a Deferred Annuity pay-out option. The Systematic Withdrawal Program is not available to the B and L Classes of the Deferred Annuities until the second Contract Year. The Systematic Withdrawal Program is not available in conjunction with any automated investment strategy.

If You elect to withdraw a dollar amount, we will pay You the same dollar amount each Contract Year. If You elect to withdraw a percentage of your Account Balance, each Contract Year we recalculate the amount You will receive based on your new Account Balance.

Calculating Your Payment Based on a Percentage Election for the First Contract Year You Elect the Systematic Withdrawal Program: If You choose to receive a percentage of your Account Balance, we will determine the amount payable on the date these payments begin. When You first elect the program, we will pay this amount over the remainder of the Contract Year. For example, if You select to receive payments on a monthly basis with the percentage of your Account Balance You request equaling $12,000, and there are six months left in the Contract Year, we will pay You $2,000 a month.

Calculating Your Payment for Subsequent Contract Years of the Systematic Withdrawal Program: For each subsequent year that your Systematic Withdrawal Program remains in effect, we will deduct from your Deferred Annuity and pay You over the Contract Year either the amount that You chose or an amount equal to the percentage of your Account Balance You chose. For example, if You select to receive payments on a monthly basis, ask for a percentage and that percentage of your Account Balance equals $12,000 at the start of a Contract Year, we will pay You $1,000 a month.

If You do not provide us with your desired allocation, or there are insufficient amounts in the Investment Divisions or the Fixed Interest Account that You selected, the payments will be taken out pro rata from the Fixed Interest Account and any Investment Divisions in which You then have money.

Selecting a Payment Date: You select a payment date which becomes the date we make the withdrawal. We must receive your request in Good Order at least 10 days prior to the selected payment date. (If You would like to receive your Systematic Withdrawal Program payment on or about the first of the month, You should request payment by the 20th of the month.) If we do not receive your request in time, we will make the payment the following month on the date You selected. If You do not select a payment date, we will automatically begin systematic withdrawals within 30 days after we receive your request. Changes in the dollar amount, percentage or timing of the payments can be made once a year at the beginning of any Contract Year and one other time during the Contract Year. If You make any of these changes, we will treat your request as though You were starting a new Systematic Withdrawal Program. You may request to stop your Systematic Withdrawal Program at any time. We must receive any request in Good Order at least 30 days in advance.

Although we need your written authorization to begin this program, You may cancel this program at any time by telephone or by writing to us at your MetLife Administrative Office. We will also terminate your participation in the program upon notification of your death.

Systematic Withdrawal Program payments may be subject to a Withdrawal Charge unless an exception to this charge applies. For purposes of determining how much of the annual payment amount is exempt from this charge under the free withdrawal provision (discussed later), all payments from a Systematic Withdrawal Program in a Contract Year are characterized as a single lump sum withdrawal as of your first payment date in that Contract Year. When You first elect the program, we will calculate the percentage of your Account Balance your Systematic Withdrawal Program payment represents based on your Account Balance on the first Systematic Withdrawal Program payment date. For all subsequent Contract Years, we will calculate the percentage of your Account Balance your Systematic Withdrawal Program payment represents based on your Account Balance on the first Systematic Withdrawal Program payment date of that Contract Year. We will determine separately the Withdrawal Charge and any relevant factors (such as applicable exceptions) for each Systematic Withdrawal Program payment as of the date it is withdrawn from your Deferred Annuity.

See "LWG -- Annual Benefit Payment -- Systematic Withdrawal Program" for more information concerning utilizing the Systematic Withdrawal Program in conjunction with the LWG.

Participation in the Systematic Withdrawal Program is subject to our administrative procedures.

MINIMUM DISTRIBUTION

In order for You to comply with certain tax law provisions, You may be required to take money out of your Deferred Annuity. Rather than receiving your minimum required distribution in one annual lump-sum payment, You may request that we pay it to You in installments throughout the calendar year. However, we may require that You maintain a certain Account Balance at the time You request these payments. You may not have a Systematic Withdrawal Program in effect if we pay your minimum required distribution in installments. We will terminate your participation in the program upon notification of your death.

CHARGES

  There are two types of charges You pay while You have money in an Investment
  Division:

..   Separate Account charge, and

..   Investment-related charge.

We describe these charges below. The amount of the charge may not necessarily correspond to costs associated with providing the services or benefits indicated by the designation of the charge or associated with the Deferred Annuity. For example, the Withdrawal Charge may not fully cover all of the sales and distribution expenses actually incurred by us, and proceeds from other charges, including the Separate Account charge, may be used in part to cover such expenses. We can profit from certain Deferred Annuity charges.

SEPARATE ACCOUNT CHARGE


Each class of the Deferred Annuity has a different annual Separate Account charge that is expressed as a percentage of average account value. A portion of the annual Separate Account charge is paid to us daily based upon the value of the amount You have in the Separate Account on the day the charge is assessed. You pay an annual Separate Account charge that, during the pay-in phase, for the Standard Death Benefit will not exceed 1.15% for the B Class, 1.45% for the C Class and 1.30% for the L Class of the amounts in the Investment Divisions or, in the case of each American Funds(R) Investment Division, 1.40% for the B Class, 1.70% for the C Class and 1.55% for the L Class.

This charge pays us for the risk that You may live longer than we estimated. Then, we could be obligated to pay You more in payments from a pay-out option than we anticipated. Also, we bear the risk that the guaranteed death benefit we would pay should You die during your pay-in phase is larger than your Account Balance. This charge also includes the risk that our expenses in administering the Deferred Annuity may be greater than we estimated. The Separate Account charge also pays us for distribution costs to both our licensed salespersons and other broker-dealers.

The chart below summarizes the maximum Separate Account charge for each class of the Deferred Annuity with each death benefit prior to entering the pay-out phase of the Contract. The Separate Account charge You pay will not reduce the number of accumulation units credited to You. Instead, we deduct the charges as part of the calculation of the Accumulation Unit Value. We guarantee that the Separate Account insurance-related charge will not increase while You have the Deferred Annuity.

                           SEPARATE ACCOUNT CHARGES*

----------------------------------------------------------------

                                      B Class  C Class  L Class
----------------------------------------------------------------
StandardDeath Benefit                 1.15%    1.45%    1.30%
----------------------------------------------------------------
OptionalAnnual Step-Up Death Benefit  1.25%    1.55%    1.40%
----------------------------------------------------------------

* We currently charge an additional Separate Account charge of 0.25% of average daily net assets in the American Funds Growth-Income, American Funds Growth, American Funds Bond and American Funds Global Small Capitalization Investment Divisions.

   We reserve the right to impose an additional Separate Account charge on Investment Divisions that we add to the Contract in the future. The additional amount will not exceed the annual rate of 0.25% of average daily net assets in any such Investment Divisions.

INVESTMENT-RELATED CHARGE

This charge has two components. The first pays the investment managers for managing money in the Portfolios. The second consists of Portfolio operating expenses and 12b-1 Plan fees. The percentage You pay for the investment-related charge depends on which Investment Divisions You select. Each class of shares available to the Deferred Annuities, except for the Calvert Fund, has a 12b-1 Plan fee, which pays for distribution expenses. Class B shares available in the Metropolitan Fund and the Met Investors Fund have a 0.25% 12b-1 Plan fee. Class C shares available in the Met Investors Fund have a 0.55% 12b-1 Plan fee. Class 2 shares available in the American Funds(R) have a 0.25% 12b-1 Plan fee. The Calvert Fund shares which are available have no 12b-1 Plan fee. Amounts for each Investment Division for the previous year are listed in the Table of Expenses.

ANNUAL CONTRACT FEE

  There is a $30 Annual Contract Fee which is deducted on a pro-rata basis from the Investment Divisions on the last business day prior to the Contract
Anniversary. This fee is waived if your total purchase payments for the prior 12 months are at least $2,000 on the day the fee is to be deducted or if your Account Balance is at least $25,000 on the day the fee is to be deducted. This fee will also be waived if You are on medical leave approved by your employer or called to active armed service duty at the time the fee is to be deducted and your employer has informed us of your status. The fee will be deducted at the time of a total withdrawal of your Account Balance on a pro-rata basis (determined based upon the number of complete months that have elapsed since the prior Contract Anniversary). This fee pays us for our miscellaneous administrative costs. These costs which we incur include financial, actuarial, accounting and legal expenses.

We reserve the right to waive the Annual Contract Fee for specific groups based upon the nature of the group, size, aggregate amount of anticipated purchase payments or anticipated persistency. The waiver will be implemented in a reasonable manner and will not be unfairly discriminatory to the interests of any contract owner.

OPTIONAL GMIB

The optional GMIB is available for an additional charge of 0.70% of the guaranteed minimum income base (as defined later in this Prospectus), deducted at the end of each Contract Year by withdrawing amounts on a pro-rata basis from your Fixed Interest Account Balance (net of any outstanding loans) and Separate Account Balance. (We take amounts from the Separate Account by canceling accumulation units from your Separate Account). If You make a total withdrawal of your Account Balance or elect to receive income payments under your Contract, a pro-rata portion of the annual optional benefit charge will be assessed based on the number of months from the last Contract Anniversary to the date of the withdrawal or the beginning of income payments. Prior to May 4, 2009, the charge for the optional GMIB is 0.35% of the guaranteed minimum income base. (For employer groups with TSA ERISA, 457(b) and 403(a) Deferred Annuities that were established on or before May 1, 2009 which elected at issue to make available the GMIB under their group Contract, participants who submit an application after May 1, 2009, will receive the lower charge of 0.35%.)

OPTIONAL LWG

The LWG is available for an additional charge of 0.95% of the Total Guaranteed Withdrawal Amount (as defined later in this Prospectus), deducted at the end of each Contract Year after applying any 5% Compounding Income Amount and prior to taking into account any Automatic Annual Step-Up occurring on the Contract Anniversary, by withdrawing amounts on a pro-rata basis from your Fixed Interest Account Balance and Separate Account Balance. We take amounts from the Separate Account by canceling accumulation units from your Separate Account Balance. If an Automatic Annual Step-Up occurs under a LWG, we may increase the LWG charge to the then current charge for the same optional benefit, but no more than a maximum of 0.95%. If the LWG is in effect, the charge will continue even if your Remaining Guaranteed Withdrawal Amount equals zero. Prior to May 4, 2009, the charge for the optional Lifetime Withdrawal Guarantee Benefit prior to any Automatic Step-Up is 0.50% of the Total Guaranteed Withdrawal Amount and the maximum charge upon an Automatic Annual Step-Up is 0.95%.

PREMIUM AND OTHER TAXES

  Some jurisdictions tax what are called "annuity considerations." These may apply to purchase payments, Account Balances and death benefits. In most jurisdictions, we currently do not deduct any money from purchase payments, Account Balances or death benefits to pay these taxes. Generally, our practice is to deduct money to pay premium taxes (also known as "annuity" taxes) only when You exercise a pay-out option. In certain jurisdictions, we may deduct money to pay premium taxes on lump sum withdrawals or when You exercise a pay-out option. We may deduct an amount to pay premium taxes some time in the future since the laws and the interpretation of the laws relating to annuities are subject to change.

Premium taxes, if applicable, currently depend on the Deferred Annuity You purchase and your home state or jurisdiction. The chart in Appendix I shows the jurisdictions where premium taxes are charged and the amount of these taxes.

We also reserve the right to deduct from purchase payments, Account Balances, withdrawals or income payments, any taxes (including, but not limited to, premium taxes) paid by us to any government entity relating to the Contracts. Examples of these taxes include, but are not limited to, generation skipping transfer tax or a similar excise tax under Federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. We will, at our sole discretion, determine when taxes relate to the Contracts. We may, at our sole discretion, pay taxes when due and deduct that amount from the Account Balance at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.

WITHDRAWAL CHARGES


   A Withdrawal Charge may apply if You make a withdrawal from your Deferred Annuity. There are no Withdrawal Charges for the C Class Deferred Annuity or
in certain situations or upon the occurrence of certain events (see "When

No Withdrawal Charges Applies"). The Withdrawal Charge will be determined separately for each Investment Division from which a withdrawal is made. The Withdrawal Charge is assessed against the amount withdrawn.


For a full withdrawal, we multiply the amount to which the Withdrawal Charge applies by the percentage shown, keep the result as a Withdrawal Charge and pay You the rest.

For partial withdrawals, we multiply the amount to which the Withdrawal Charge applies by the percentage shown, keep the result as a Withdrawal Charge and pay You the rest. We will treat your request as a request for a full withdrawal if your Account Balance is not sufficient to pay both the requested withdrawal and the Withdrawal Charge, or if the withdrawal leaves an Account Balance that is less than the minimum required.

The Withdrawal Charge on the amount withdrawn for each class is as follows:


           IF WITHDRAWN DURING CONTRACT YEAR  B CLASS C CLASS L CLASS
           ---------------------------------  ------- ------- -------
                      1......................    9%    None      9%
                      2......................    9%              8%
                      3......................    9%              7%
                      4......................    9%              6%
                      5......................    8%              5%
                      6......................    7%              4%
                      7......................    6%              2%
                      8......................    5%              0%
                      9......................    4%              0%
                      10.....................    3%              0%
                      11.....................    2%              0%
                      12.....................    1%              0%
                      Thereafter.............    0%              0%

(For Deferred Annuities issued in Connecticut and certain other states or for public school employees in certain states, the Withdrawal Charge for the B Class is as follows: During Contract Year 1: 10%, Year 2: 9%, Year 3: 8%, Year 4: 7%, Year 5: 6%, Year 6: 5%, Year 7: 4%, Year 8: 3%, Year 9: 2%, Year 10: 1%,
Year 11 and thereafter: 0%.)

(For Deferred Annuities issued in New York and certain other states, the Withdrawal Charges for the B Class are as follows: during Contract Year 1: 9%; Year 2: 9%; Year 3: 8%; Year 4: 7%; Year 5: 6%; Year 6: 5%; Year 7: 4%; Year 8:
3%; Year 9: 2%; Year 10: 1%; Year 11 and thereafter: 0%.)

The Withdrawal Charge reimburses us for our costs in selling the Deferred Annuities. We may use our profits (if any) from the Separate Account charge to pay for our costs to sell the Deferred Annuities which exceed the amount of Withdrawal Charges we collect.


DIVORCE. A withdrawal made pursuant to a divorce or separation instrument is subject to the same withdrawal charge provisions described in this section, if permissible under tax law. In addition, the withdrawal will reduce the Account Balance, the death benefit, and the amount of any optional benefit (including the benefit base that we use to determine the guaranteed amount of the benefit). The amount withdrawn could exceed the maximum amount that can be withdrawn without causing a proportionate reduction in the benefit base used to calculate the guaranteed amount provided by an optional benefit, as described in "Optional Death Benefit" and "Living Benefits". The withdrawal could have a significant negative impact on the death benefit and on any optional benefit.

WHEN NO WITHDRAWAL CHARGE APPLIES


In some cases, we will not charge You the Withdrawal Charge when You make a withdrawal. We may, however, ask You to prove that You meet any of the conditions listed below.


You do not pay a Withdrawal Charge:

..   If You have a C Class Deferred Annuity.

..   On transfers You make within your Deferred Annuity among the Investment
    Divisions and transfers to or from the Fixed Interest Account.

..   On the amount surrendered after twelve Contract Years (ten years in
    Connecticut and certain other states) for the B Class and seven years for the L Class.

..   If You choose payments over one or more lifetimes, except, in certain cases, under the GMIB.

..   If You die during the pay-in phase. Your Beneficiary will receive the full death benefit without deduction.

..   After the first Contract Year, if You withdraw up to 10% of your total
    Account Balance, per Contract Year. This 10% total withdrawal may be taken in an unlimited number of partial withdrawals during that Contract Year. These withdrawals are made on a non-cumulative basis.

..   If the withdrawal is to avoid required Federal income tax penalties or to satisfy Federal income tax rules concerning minimum distribution requirements that apply to your Deferred Annuity. For purposes of this exception, we assume that the Deferred Annuity is the only Contract or funding vehicle from which distributions are required to be taken and we will ignore all other account balances. This exception does not apply if the withdrawal is to satisfy Section 72(t) requirements under the Internal Revenue Code.


..   The Waiver of Withdrawal Charge for Nursing Home or Hospital Confinement
    Rider and Waiver of Withdrawal Charge for Terminal Illness Rider are only available if You are less than 80 years old on the Contract issue date. For the TSA, SEP and SIMPLE Deferred Annuities, after the first Contract Year, except in Massachusetts and South Dakota (as of the close of the New York Stock Exchange on December 31, 2012 for the Nursing Home or Hospital Confinement Rider) and your Contract provides for these riders, to withdrawals to which a Withdrawal Charge would otherwise apply, if You as owner or participant under a Contract:


  . Have been a resident of certain nursing home facilities or a hospital for a minimum of 90 consecutive days or for a minimum total of 90 days where there is no more than a 6 month break in that residency and the residencies are for related causes, where You have exercised this right no later than 90 days of exiting the nursing home facility or hospital; or

  . Are diagnosed with a terminal illness and not expected to live more than 12 months.

..   This Contract feature is only available if You are less than 65 years old on the date You became disabled and if the disability commences subsequent to the first Contract Anniversary. After the first Contract Year, if approved in your state, and your Contract provides for this, if You are disabled as defined in the Federal Social Security Act and if You have been the participant continuously since the issue of the Contract.

..   If You have transferred money which is not subject to a withdrawal charge
    (because You have satisfied contractual provisions for a withdrawal without the imposition of a contract withdrawal charge) from certain eligible MetLife contracts or certain eligible contracts of MetLife affiliates into the Deferred Annuity, and the withdrawal is of these transferred amounts and we agree. Any purchase payments made after the transfer are subject to the usual Withdrawal Charge schedule.

..   For the TSA, SEP and SIMPLE IRAs Deferred Annuities, if You retire from the employer You had at the time You purchased this annuity, after continuous participation in the Contract for 5 Contract Years.

..   For the TSA, SEP and SIMPLE IRAs Deferred Annuities, if You leave your job with the employer You had at the time You purchased this annuity, after continuous participation in the Contract for 5 Contract Years.

..   If You make a direct transfer to other investment vehicles we have pre-approved.

..   If You retire or leave your job with the employer You had at the time You became a participant in the 403(a) arrangement or 457 or TSA ERISA plan that is funded by the Deferred Annuity. (Amounts withdrawn that received the eligible rollover distribution and direct transfer credit are, however, subject to forfeiture.)

..   If your plan or group of which You are a participant or member permits account reduction loans, You take an account reduction loan and the withdrawal consists of these account reduction loan amounts.

..   If approved in your state, and if You elect the LWG and take your Annual
    Benefit Payment through the Systematic Withdrawal Program and only withdraw your Annual Benefit Payment.

..   If permitted in your state, and after the first Contract Year, if You elect the LWG and only make withdrawals each Contract Year that do not exceed on a cumulative basis your Annual Benefit Payment.

..   Subject to availability in your state, if the early Withdrawal Charge that would apply if not for this provision (1) would constitute less than 0.50% of your Account Balance and (2) You transfer your total Account Balance to certain eligible contracts issued by MetLife or its affiliated companies and we agree.

..   If permitted in your state, for TSA, TSA ERISA, 457(b) and 403(a) Deferred
    Annuities, if You make a direct transfer to another funding option or annuity contract issued by us or by one of our affiliates and we agree.

FREE LOOK

   You may cancel your TSA Deferred Annuity within a certain time period. This is known as a "free look." Not all Contracts issued are subject to free look provisions under state law. We must receive your request to cancel in writing by the appropriate day in your state, which varies from state to state. The time period may also vary depending on your age and whether You purchased your Deferred Annuity from us directly, through the mail or with money from another annuity or life insurance policy. Depending on state law, we may refund all of your purchase payments or your Account Balance as of the date your refund request is received at your Administrative Office in Good Order.

For the TSA Deferred Annuity, any 3% credit from direct transfer and eligible distribution purchase payments does not become yours until after the "free look" period; we retrieve it if You exercise the "free look". Your exercise of any "free look" is the only circumstance under which the 3% credit will be retrieved (commonly called "recapture"). If your state requires us to refund your Account Balance, the refunded amount will include any investment performance attributable to the 3% credit. If there are any losses from investment performance attributable to the 3% credit, we will bear that loss.

DEATH BENEFIT--GENERALLY

    One of the insurance guarantees we provide You under your Deferred Annuity is that your beneficiaries will be protected during the "pay-in" phase against market downturns. You name your Beneficiary(ies).

If You intend to purchase the Deferred Annuity for use with a SEP or SIMPLE IRA, please refer to the discussion concerning IRAs in the Tax Section of this Prospectus.

The standard death benefit is described below. An additional optional death benefit is described in the "Optional Benefits" section. Check your Contract and riders for the specific provisions applicable to You. The optional death benefit may not be available in your state (check with your registered representative regarding availability).

The death benefit is determined as of the end of the business day on which we receive both due proof of death and an election for the payment method.

If we are presented with notification of your death before any requested transaction is completed (including transactions under automated investment strategies, the minimum distribution program and the Systematic Withdrawal Program), we will cancel the request. As described above, the death benefit will be determined when we receive due proof of death and an election for the payment method.

Where there are multiple Beneficiaries, the death benefit will only be determined as of the time the first Beneficiary submits the necessary documentation in Good Order. If the death benefit payable is an amount that exceeds the Account Balance on the day it is determined, we will apply to the Contract an amount equal to the difference between the death benefit payable and the Account Balance, in accordance with the current allocation of the Account Balance. This death benefit amount remains in the Investment Divisions until each of the other Beneficiaries submits the necessary documentation in Good Order to claim his/her death benefit. Any death benefit amounts held in the Investment Divisions on behalf of the remaining Beneficiaries are subject to investment risk. There is no additional death benefit guarantee.

Your Beneficiary has the option to apply the death benefit less any applicable premium taxes to a pay-out option offered under your Deferred Annuity. Your Beneficiary may, however, decide to take payment in one sum, including either by check, by placing the amount in an account that earns interest, or by any other method of payment that provides the Beneficiary with immediate and full access to the proceeds or under other settlement options that we may make available.

TOTAL CONTROL ACCOUNT

The Beneficiary may elect to have the Contract's death proceeds paid through a settlement option called the Total Control Account. The Total Control Account is an interest-bearing account through which the Beneficiary has immediate and full access to the proceeds, with unlimited draft writing privileges. We credit interest to the account at a rate that will not be less than a guaranteed minimum annual effective rate.

Assets backing the Total Control Accounts are maintained in our general account and are subject to the claims of our creditors. We will bear the investment experience of such assets; however, regardless of the investment experience of such assets, the interest credited to the Total Control Account will never fall below the applicable guaranteed minimum annual effective rate. Because we bear the investment experience of the assets backing the Total Control Accounts, we may receive a profit from these assets. The Total Control Account is not insured by the FDIC or any other governmental agency.

STANDARD DEATH BENEFIT

If You die during the pay-in phase and You have not chosen the optional death benefit, the death benefit the Beneficiary receives will be equal to the greatest of:

1. Your Account Balance, less any outstanding loans; or

2. Total purchase payments reduced proportionately by the percentage reduction in Account Balance attributable to each partial withdrawal, less any outstanding loans (including any applicable Withdrawal Charge).

                                    EXAMPLE


------------------------------------------------------------------------------------
                                          Date                       Amount
                              ------------------------------ -----------------------
A   Initial Purchase Payment            10/1/2013                   $100,000
------------------------------------------------------------------------------------
B   Account Balance                     10/1/2014                   $104,000
                              (First Contract Anniversary)
------------------------------------------------------------------------------------
C   Death Benefit                    As of 10/1/2014                $104,000
                                                             (= greater of A and B)
------------------------------------------------------------------------------------
D   Account Balance                     10/1/2015                   $90,000
                              (Second Contract Anniversary)
------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                Date             Amount
                                              ---------- -----------------------
E   Death Benefit                             10/1/2015         $100,000
                                                         (= greater of A and D)
--------------------------------------------------------------------------------
F   Withdrawal                                10/2/2015          $9,000
--------------------------------------------------------------------------------
G   Percentage Reduction in                   10/2/2015           10%
    Account Balance                                             (= F/D)
--------------------------------------------------------------------------------
H   Account Balance                           10/2/2015         $81,000
    after Withdrawal                                           (= D - F)
--------------------------------------------------------------------------------
I   Purchase Payments reduced for Withdrawal    As of           $90,000
                                              10/2/2015     [= A - (A X G)]
--------------------------------------------------------------------------------
J   Death Benefit                             10/2/2015         $90,000
                                                         (= greater of H and I)
--------------------------------------------------------------------------------

Notes to Example:

Any Withdrawal Charge withdrawn from the Account Balance is included when determining the percentage of Account Balance withdrawn.


Account Balances on 10/1/14 and 10/2/14 are assumed to be equal prior to the withdrawal.


There are no loans.

OPTIONAL DEATH BENEFIT


Please note that the decision to purchase the optional death benefit is made at the time of application and is irrevocable. The optional death benefit is available subject to state approval. Your employer, association or other group contract holder may limit the availability of any optional benefit. (An account reduction loan will decrease the value of any optional benefit purchased with this Contract. See your employer for more information about the availability and features of account reduction loans).


ANNUAL STEP-UP DEATH BENEFIT

   The Annual Step-Up Death Benefit is designed to provide protection against adverse investment experience. In general, it guarantees that the death benefit will not be less than the greater of (1) your Account Balance; or (2) your "Highest Anniversary Value" (as described below) as of each Contract Anniversary.

You may purchase at application a death benefit that provides that the death benefit amount is equal to the greater of:

1. The Account Balance, less any outstanding loans;

2. Total purchase payments reduced proportionately for withdrawals and any outstanding loans (including any applicable Withdrawal Charge); or

3. "Highest Anniversary Value" as of each Contract Anniversary, determined as follows:

  .   At issue, the Highest Anniversary Value is your initial purchase payment;

  . Increase the Highest Anniversary Value by each subsequent purchase payment;

  . Reduce the Highest Anniversary Value proportionately by the percentage reduction in Account Balance attributable to each subsequent partial withdrawal, less any outstanding loans (including any applicable Withdrawal Charge);

  . On each Contract Anniversary before your 81st birthday, compare the (1) then-Highest Anniversary Value to the (2) current Account Balance and set the Highest Anniversary Value equal to the greater of the two.

  . After the Contract Anniversary immediately preceding your 81st birthday, adjust the Highest Anniversary Value only to:

     . Increase the Highest Anniversary Value by each subsequent purchase payment or

     . Reduce the Highest Anniversary Value proportionately by the percentage reduction in Account Balance attributable to each subsequent partial withdrawal, less any outstanding loans (including any applicable Withdrawal Charge).

For purposes of determining the Highest Anniversary Value as of the applicable Contract Anniversary, purchase payments increase the Highest Anniversary Value on a dollar for dollar basis. Partial withdrawals, however, reduce the Highest Anniversary Value proportionately, that is, the percentage reduction is equal to the dollar amount of the withdrawal (plus applicable Withdrawal Charges) divided by the Account Balance immediately before the withdrawal.

The Annual Step-Up Death Benefit is available for a charge, in addition to the Standard Death Benefit charge, of 0.10% annually of the average daily value of the amount You have in the Separate Account.

                                   EXAMPLE:


--------------------------------------------------------------------------------------
                                            Date                       Amount
                                ------------------------------ -----------------------
A   Initial Purchase                      10/1/2013                   $100,000
    Payment
--------------------------------------------------------------------------------------
B   Account Balance                       10/1/2014                   $104,000
                                (First Contract Anniversary)
--------------------------------------------------------------------------------------
C   Death Benefit                      As of 10/1/2014                $104,000
    (Highest Anniversary                                       (= greater of A and B)
    Value)
--------------------------------------------------------------------------------------
D   Account Balance                       10/1/2015                   $90,000
                                (Second Contract Anniversary)
--------------------------------------------------------------------------------------
E   Death Benefit                         10/1/2015                   $104,000
    (Highest                                                   (= greater of C and D)
    Contract Year Anniversary)
--------------------------------------------------------------------------------------
F   Withdrawal                            10/2/2015                    $9,000
--------------------------------------------------------------------------------------
G   Percentage                            10/2/2015                     10%
    Reduction in
    Account Balance                                                   (= F/D)
--------------------------------------------------------------------------------------
H   Account Balance                       10/2/2015                   $81,000
    after Withdrawal                                                  (= D-F)
--------------------------------------------------------------------------------------
I   Highest Anniversary                As of 10/2/2015                $93,600
    Balance reduced
    for Withdrawal                                                 (= E-(E X G))
--------------------------------------------------------------------------------------
J   Death Benefit                         10/2/2015                   $93,600
                                                               (= greater of H and I)
--------------------------------------------------------------------------------------


Notes to Example:

Any Withdrawal Charge withdrawn from the Account Balance is included when determining the percentage of Account Balance withdrawn.


The Account Balances on 10/1/14 and 10/2/14 are assumed to be equal prior to the withdrawal.


The purchaser is age 60 at issue.

There are no loans.

LIVING BENEFITS



GMIB--(MAY ALSO BE KNOWN AS THE "PREDICTOR" IN OUR SALES LITERATURE AND ADVERTISING)

We offer the GMIB that, for an additional charge, offers protection against market risk (the risk that your investments may decline in value or underperform your expectations). Our guaranteed income benefit, called GMIB, is designed to allow You to invest your Account Balance in the market while at the same time assuring a specified guaranteed level of minimum fixed income payments if You elect to receive income payments ("annuitize"). The fixed annuity payment amount is guaranteed regardless of investment performance or the actual Account Balance at the time You elect income payments. Prior to exercising this optional benefit and annuitizing your Contract, You may make withdrawals up to a maximum level and still maintain the optional benefit amount. This optional benefit must be elected at Contract issue.

This optional benefit is designed to guarantee a predictable, minimum level of fixed income payments, regardless of investment performance of your Account Value during the pay-in phase. HOWEVER, IF APPLYING YOUR ACTUAL ACCOUNT BALANCE AT THE TIME YOU ANNUITIZE THE CONTRACT TO THEN CURRENT ANNUITY PURCHASE RATES (OUTSIDE OF THE OPTIONAL BENEFIT) PRODUCES HIGHER INCOME PAYMENTS, YOU WILL RECEIVE THE HIGHER PAYMENTS, AND THUS YOU WILL HAVE PAID FOR THE OPTIONAL BENEFIT EVEN THOUGH IT WAS NOT USED. Also, prior to exercising the optional benefit, You may make specified withdrawals that reduce your income base (as explained below) during the pay-in phase and still leave the optional benefit guarantees intact, provided the conditions of the optional benefit are met. Your registered representative can provide You an illustration of the amounts You would receive, with or without withdrawals, if You exercised the optional benefit.

The GMIB is available in all states except New York. In the states of Montana, Utah and West Virginia, GMIB is only available for elective TSA (non-ERISA) and SEP/SIMPLE Deferred Annuities. In Oregon, GMIB is only available for TSA ERISA, 403(a) and 457(b) Deferred Annuities.

Once elected, the optional benefit cannot be terminated except as discussed below.

GMIB AND QUALIFIED CONTRACTS

THE GMIB MAY HAVE LIMITED USEFULNESS IN CONNECTION WITH A QUALIFIED CONTRACT, SUCH AS TSA, TSA ERISA, IRA, 403(A) OR 457(B), IN CIRCUMSTANCES WHERE, DUE TO THE TEN YEAR WAITING PERIOD AFTER PURCHASE, THE OWNER IS UNABLE TO EXERCISE THE BENEFIT UNTIL AFTER THE REQUIRED BEGINNING DATE OF REQUIRED MINIMUM DISTRIBUTIONS UNDER THE CONTRACT. In such event, required minimum distributions received from the Contract during the ten year waiting period will have the effect of reducing the income base either on a proportionate or dollar for dollar basis, as the case may be. THIS MAY HAVE THE EFFECT OF REDUCING OR ELIMINATING THE VALUE OF ANNUITY PAYMENTS UNDER THE GMIB. YOU SHOULD CONSULT YOUR TAX ADVISER PRIOR TO ELECTING A GMIB.

If You take a full withdrawal of your Account Balance, your Contract is terminated by us due to its small Account Balance and inactivity (see "When We Can Cancel Your Contract"), your Contract lapses for any reason, or in those instances where your employer has the ability to do so your employer terminates the Contract, and there remains any income base, You forfeit your income base and any further rights to the GMIB.

FACTS ABOUT THE GUARANTEED INCOME BENEFIT

INCOME BASE AND GMIB INCOME PAYMENTS. We calculate an "income base" (as described below) that determines, in part, the minimum amount You receive as an income payment upon exercising the GMIB and annuitizing the Contract. IT IS IMPORTANT TO RECOGNIZE THAT THIS INCOME BASE IS NOT AVAILABLE FOR CASH WITHDRAWALS AND DOES NOT ESTABLISH OR GUARANTEE YOUR ACCOUNT BALANCE OR A MINIMUM RETURN FOR ANY INVESTMENT DIVISION. After a minimum 10-year waiting period, and not more than 30 days after the Contract Anniversary following your 85th birthday, You may exercise the benefit. We then will apply the income base calculated at the time of exercise to the GMIB Annuity Table (as described below) specified in the rider in order to determine your minimum guaranteed lifetime fixed monthly income payments. (Your actual payment may be higher than this minimum if, as discussed above, the base Contract under its terms would provide a higher payment).

If your employer, association or other group contract holder has instituted account reduction loans for its plan or arrangement, You have taken a loan and You have also purchased the GMIB, we will not treat amounts withdrawn from your Account Balance on account of a loan as a withdrawal from the Contract for purposes of determining the income base. In addition, we will not treat the repayment of loan amounts as a purchase payment to the Contract for the purposes of determining the income base.

THE GMIB ANNUITY TABLE. The GMIB Annuity Table is specified in the rider. This table is calculated based on the Annuity 2000 Mortality Table with a 7-year age set back with interest of 2.5% per year. As with other pay-out types, the amount You receive as an income payment also depends on the income type You select, your age, and your sex (where permitted by state law). THE ANNUITY RATES IN THE GMIB ANNUITY TABLE ARE CONSERVATIVE AND A WITHDRAWAL CHARGE MAY BE APPLICABLE, SO THE AMOUNT OF GUARANTEED MINIMUM LIFETIME INCOME THAT THE GMIB PRODUCES MAY BE LESS THAN THE AMOUNT OF ANNUITY INCOME THAT WOULD BE PROVIDED BY APPLYING YOUR ACCOUNT BALANCE ON YOUR ANNUITY DATE TO THEN-CURRENT ANNUITY PURCHASE RATES.

If You exercise the GMIB, your income payments will be the greater of:

  . the income payment determined by applying the amount of the income base to the GMIB Annuity Table, or

  . the income payment determined for the same income type in accordance with the base Contract. (See "Pay-Out Options (or Income Options)".)

If You choose not to receive income payments as guaranteed under the GMIB, You may elect any of the income options available under the Contract.

IF THE AMOUNT OF THE GUARANTEED MINIMUM LIFETIME INCOME THAT THE GMIB PRODUCES IS LESS THAN THE AMOUNT OF ANNUITY INCOME THAT WOULD BE PROVIDED BY APPLYING YOUR ACCOUNT BALANCE ON THE ANNUITY DATE TO THE THEN-CURRENT ANNUITY PURCHASE RATES, THEN YOU WOULD HAVE PAID FOR AN OPTIONAL BENEFIT YOU DID NOT USE.

DESCRIPTION OF THE GMIB

In states where approved, the GMIB is available only up to but not including age 76 and You can only elect the GMIB at the time You purchase the Contract. THE GMIB MAY BE EXERCISED AFTER A 10-YEAR WAITING PERIOD AND THEN ONLY WITHIN 30 DAYS FOLLOWING A CONTRACT ANNIVERSARY, PROVIDED THAT THE EXERCISE MUST OCCUR NO LATER THAN THE 30-DAY PERIOD FOLLOWING THE CONTRACT ANNIVERSARY FOLLOWING YOUR 85TH BIRTHDAY.

INCOME BASE

The income base is equal to the greater of (a) or (b) below:

(a) Highest Anniversary Value: On the issue date, the "Highest Anniversary Value" is equal to your initial purchase payment. Thereafter, the Highest Anniversary Value will be increased by subsequent purchase payments and reduced proportionately by the percentage reduction in Account Balance attributable to each subsequent withdrawal (including any applicable Withdrawal Charge). On each Contract Anniversary prior to the your 81st birthday, the Highest Anniversary Value will be recalculated and set equal to the greater of the Highest Anniversary Value before the recalculation or the Account Balance on the date of the recalculation.

The Highest Anniversary Value does not change after the Contract Anniversary immediately preceding your 81st birthday, except that it is increased for each subsequent purchase payment and reduced proportionally by the percentage reduction in Account Balance attributable to each subsequent withdrawal (including any applicable Withdrawal Charge).

(b) Annual Increase Amount: On the date we issue your Contract, the "Annual Increase Amount" is equal to your initial purchase payment. Thereafter, the Annual Increase Amount is equal to (i) less (ii), where:

    (i) is purchase payments accumulated at the Annual Increase Rate of 6% (as defined below); and

    (ii)is withdrawal adjustments (as defined below) accumulated at the Annual Increase Rate.

The Highest Anniversary Value and Annual Increase Amount are calculated independently of each other. When the Highest Anniversary Value is recalculated and set equal to the Account Balance, the Annual Increase Amount is not set equal to the Account Balance.

ANNUAL INCREASE RATE.   As noted above we calculate an income base under the
GMIB that helps determine the minimum amount You receive as an income payment upon exercising the benefit. One of the factors used in calculating the income base is called the "annual increase rate." Through the Contract Anniversary immediately prior to the your 81st birthday, the Annual Increase Rate is 6%.

On the first Contract Anniversary, "at the beginning of the Contract Year" means on the issue date; on a later Contract Anniversary, "at the beginning of the Contract Year" means on the prior Contract Anniversary.

During the 30 day period following the Contract Anniversary immediately prior to the your 81st birthday, the annual increase rate is 0%.

WITHDRAWAL ADJUSTMENTS.   Withdrawal adjustments in a Contract Year are
determined according to (a) or (b):

    (a) The withdrawal adjustment for each withdrawal in a Contract Year is the value of the Annual Increase Amount immediately prior to the withdrawal multiplied by the percentage reduction in Account Balance attributable to the withdrawal (including any applicable Withdrawal Charge); or

    (b) If total withdrawals in a Contract Year are not greater than the Annual Increase Rate multiplied by the Annual Increase Amount at the beginning of the Contract Year, and if these withdrawals are paid to You, the total withdrawal adjustments for that Contract Year will be set equal to the dollar amount of total withdrawals (including any applicable Withdrawal Charge) in that Contract Year. These withdrawal adjustments will replace the withdrawal adjustments defined in (a) immediately above and be treated as though the corresponding withdrawals occurred at the end of that Contract Year.

As described in (a) above, if in any Contract Year You take cumulative withdrawals that exceed the Annual Increase Rate multiplied by the Annual Increase Amount at the beginning of the Contract Year, the Annual Increase Amount will be reduced in the same proportion that the entire withdrawal (including any applicable Withdrawal Charge) reduced the Account Balance. This reduction may be significant, particularly when the Account Balance is lower than the Annual Increase Amount, and could have the effect of reducing or eliminating the value of income payments under the GMIB optional benefit. Limiting your cumulative withdrawals during a Contract Year to not more than the Annual Increase Rate multiplied by the Annual Increase Amount at the beginning of the Contract Year, will result in dollar-for-dollar treatment of the withdrawals as described in (b) immediately above.

Partial annuitizations are not permitted. No change in owner of the Contract or participant is permitted.

In determining GMIB income payments, an amount equal to the Withdrawal Charge that would apply upon a complete withdrawal and the amount of any premium and other taxes that may apply will be deducted from the income base. For purposes of calculating the income base, purchase payment credits (I.E., bonus payments) are not included.

EXERCISING THE GMIB. The only income types available with the purchase of this benefit are a Lifetime Income Annuity with a 10 Year Guarantee Period or a Lifetime Income Annuity for Two with a 10 Year Guarantee Period. If You decide to receive income payments under a Lifetime Income Annuity with a 10 year Guarantee Period after age 79, the 10 year guarantee is reduced as follows:

             -----------------------------------------------------

                  Age at Pay-Out                Guarantee
             -----------------------------------------------------
                        80                       9 years
             -----------------------------------------------------
                        81                       8 years
             -----------------------------------------------------
                        82                       7 years
             -----------------------------------------------------
                        83                       6 years
             -----------------------------------------------------
                     84 and 85                   5 years
             -----------------------------------------------------

Lifetime Income Annuity for Two is available if the ages of the joint Annuitants are 10 years apart or less (or as permissible under our then current underwriting requirements, if more favorable).

EFFECT OF OUTSTANDING LOANS ON THE GWIB. YOU MAY NOT EXERCISE THIS BENEFIT IF YOU HAVE AN OUTSTANDING LOAN BALANCE. YOU MAY EXERCISE THIS BENEFIT IF YOU REPAY YOUR OUTSTANDING LOAN BALANCE. IF YOU DESIRE TO EXERCISE THIS BENEFIT AND HAVE AN OUTSTANDING LOAN BALANCE AND REPAY THE LOAN BY MAKING A PARTIAL WITHDRAWAL, YOUR INCOME BASE WILL BE REDUCED TO ADJUST FOR THE REPAYMENT OF THE LOAN, ACCORDING TO THE FORMULA DESCRIBED ABOVE.

TERMINATING THE GMIB.   This benefit will terminate upon the earliest of:

1. The 30th day following the Contract Anniversary following your 85th birthday;

2. The date You make a total withdrawal of your Account Balance (a pro-rata portion of the annual benefit charge for the GMIB will be assessed);

3. You elect to receive income payments under the Contract and You do not elect to receive income payments under the GMIB (a pro-rata portion of the annual benefit charge for the GMIB will be assessed);

4. On the day there are insufficient amounts to deduct the charge for the GMIB from Your Account Balance; or

5. If You die.

For more information on when we may or may not terminate your Contract, see "When We Can Cancel Your Deferred Annuity".


CHARGES. The GMIB is available in Deferred Annuities for an additional charge of 0.70% (except for the states of Texas and Virginia for TSA ERISA, 403(a) and 457(b) Deferred Annuities and except for the state of Pennsylvania for TSA, SEP and SIMPLE IRA Deferred Annuities, where the charge is 0.35%) of the income base, deducted at the end of each Contract Year on the Contract Anniversary, by withdrawing amounts on a pro-rata basis from your Fixed Interest Account Balance (net of any outstanding loans) and Separate Account Balance. We take amounts from the Separate Account by canceling accumulation units from your Separate Account Balance. If You make a total withdrawal of your Account Balance or elect to receive income payments under your Contract, a pro-rata portion of the annual optional benefit charge will be assessed based on the number of months from the last Contract Anniversary to the date of the withdrawal or the beginning of income payments. Prior to May 4, 2009, the charge for the optional GMIB is 0.35% of the income base. (For employer groups with TSA ERISA, 457(b) and 403(a) Deferred Annuities that were established on or before May 1, 2009 which elected at issue to make available the GMIB under their group Contract, participants who submit an application after May 1, 2009, will receive the lower charge of 0.35%.)

GRAPHIC. The purpose of the following graphic is to illustrate the operation of the GMIB. The investment results shown are hypothetical and are not representative of past or future performance. Actual investment results may be more or less than those shown and will depend upon a number of factors, including investment allocations and the investment experience of the Investment Divisions chosen. THE GRAPHIC DOES NOT REFLECT THE DEDUCTION OF FEES AND CHARGES, WITHDRAWAL CHARGES OR INCOME TAXES OR PENALTIES.

(1)THE 6% ANNUAL INCREASE AMOUNT OF THE INCOME BASE

   Determining a value upon which future income payments will be based
   -------------------------------------------------------------------
   Prior to annuitization, your Account Balance fluctuates above and below your initial purchase payment depending on the investment performance of the Investment Divisions You selected. Your purchase payments accumulate at the annual increase rate of 6%, through the Contract Anniversary immediately preceding your 81st birthday. Your purchase payments are also adjusted for any withdrawals (including any applicable Withdrawal Charge) made during this period. The line (your purchase payments accumulated at 6% a year adjusted for withdrawals and charges "the 6% Annual Increase Amount of the Income Base") is the value upon which future income payments can be based.

   Determining your guaranteed lifetime income stream

   Assume that You decide to annuitize your Contract and begin taking annuity payments after 30 years. In this example, your 6% Annual Increase Amount of the Income Base is higher than the Highest Anniversary Value and will produce a higher income benefit. Accordingly, the 6% Annual Increase Amount of the Income Base will be applied to the annuity pay-out rates in the GMIB Annuity Table to determine Your lifetime annuity payments. THE INCOME BASE IS NOT AVAILABLE FOR CASH WITHDRAWALS AND IS ONLY USED FOR PURPOSES OF CALCULATING THE GMIB PAYMENT AND THE CHARGE FOR THE BENEFIT.


(2)THE "HIGHEST ANNIVERSARY VALUE" ("HAV")

   Determining a value upon which future income payments will be based

   Prior to annuitization, the Highest Anniversary Value at each Contract Anniversary begins to lock in growth. The Highest Anniversary Value is adjusted upward each Contract Anniversary if the Account Balance at that time is greater than the amount of the current Highest Anniversary Value. Upward adjustments will continue until the Contract Anniversary immediately prior to the contract owner's 81st birthday. The Highest Anniversary Value also is adjusted for any withdrawals taken (including any applicable Withdrawal Charge) or any additional payments made. The Highest Anniversary Value line is the value upon which future income payments can be based.

                                  [CHART]

   Determining your guaranteed lifetime income stream

   Assume that You decide to annuitize your Contract and begin taking annuity payments after 20 years. In this example, the Highest Anniversary Value is higher than the Account Balance. Accordingly, the Highest Anniversary Value will be applied to the annuity pay-out rates in the GMIB Annuity Table to determine your lifetime annuity payments. THE INCOME BASE IS NOT AVAILABLE FOR CASH WITHDRAWALS AND IS ONLY USED FOR PURPOSES OF CALCULATING THE GMIB PAYMENT AND THE CHARGE FOR THE BENEFIT.


(3)PUTTING IT ALL TOGETHER

   Prior to annuitization, the income base (the 6% Annual Increase Amount of the Income Base and the Highest Anniversary Value) work together to protect your future income. Upon annuitization of the Contract, You will receive income payments for life and the guaranteed minimum income base and the Account Balance will cease to exist. Also, the GMIB may only be exercised no later than the Contract Anniversary on or following the contract owner's 80th birthday, after a 10 year waiting period, and then only within a 30 day period following the Contract Anniversary.

   With the GMIB, the income base is applied to special, conservative GMIB annuity purchase factors, which are guaranteed at the time the Contract is issued. However, if then-current annuity purchase factors applied to the Account Balance would produce a greater amount of income, then You will receive the greater amount. In other words, when You annuitize your Contract You will receive whatever amount produces the greatest income payment. THEREFORE, IF YOUR ACCOUNT BALANCE WOULD PROVIDE GREATER INCOME THAN WOULD THE AMOUNT PROVIDED UNDER THE GMIB, YOU WILL HAVE PAID FOR THE GMIB ALTHOUGH IT WAS NEVER USED.


EXAMPLE:

(This calculation ignores the impact of Highest Anniversary Value which could further increase the guaranteed minimum income base.)

    Age 55 at issue
    Purchase Payment = $100,000.
    No additional purchase payments or partial withdrawals.
    Guaranteed minimum income base at age 65 = $100,000 X 1.06/10/ = $179,085 where 10 equals the number of years the purchase payment accumulates for purposes of calculating this benefit.

    Guaranteed minimum income floor = guaranteed minimum income base applied to the GMIB annuity table.

    GMIB annuity factor, unisex, age 65 = $4.21 per month per $1,000 applied for lifetime income with 10 years guaranteed.

    $179,085 X $4.21 = $754 per month.
    $1,000

--------------------------------------------------------------------------------

                                                             Guaranteed
        Issue Age               Age at Pay-Out          Minimum Income Floor
--------------------------------------------------------------------------------
           55                         65                        $754
--------------------------------------------------------------------------------
                                      70                       $1,131
--------------------------------------------------------------------------------
                                      75                       $1,725
--------------------------------------------------------------------------------

    The above chart ignores the impact of premium and other taxes.

WITHDRAWAL BENEFIT

LWG

In states where approved, we offer the LWG for elective TSA (non-ERISA), SEP and SIMPLE IRA Deferred Annuities. If You elect the LWG, Roth TSA purchase payments may be permitted. THE LWG DOES NOT ESTABLISH OR GUARANTEE AN

ACCOUNT BALANCE OR MINIMUM RETURN FOR ANY INVESTMENT DIVISION. THE REMAINING GUARANTEED WITHDRAWAL AMOUNT AND TOTAL GUARANTEED WITHDRAWAL AMOUNT ARE NOT AVAILABLE FOR WITHDRAWAL AS A LUMP SUM. WITHDRAWALS ARE SUBJECT TO APPLICABLE CONTRACT WITHDRAWAL CHARGES UNLESS YOU TAKE THE NECESSARY STEPS TO ELECT TO TAKE YOUR ANNUAL BENEFIT PAYMENT UNDER A SYSTEMATIC WITHDRAWAL PROGRAM. Ordinary income taxes apply to withdrawals under this benefit and an additional 10% penalty tax may apply if You are under age 59 1/2. Consult your own tax adviser to determine if an exception to the 10% penalty tax applies. You may not have this benefit and the GMIB in effect at the same time. You should carefully consider if the LWG is best for You. Here are some of the key features of the LWG.

..   Guaranteed Payments for Life. So long as You make your first withdrawal on or after the date You reach age 59 1/2, the LWG guarantees that we will make payments to You over your lifetime, even if your Remaining Guaranteed Withdrawal Amount and/or Account Balance decline to zero.

..   Automatic Annual Step-Ups. The LWG provides automatic step-ups on each
    Contract Anniversary prior to the owner's 86th birthday (and offers the owner the ability to opt out of the step-ups if the charge for this optional benefit should increase). Each of the Automatic Step-Ups will occur only prior to the owner's 86th birthday.

..   Withdrawal Rates. The LWG uses a 5% withdrawal rate to determine the Annual
    Benefit Payment.

..   Cancellation. The LWG provides the ability to cancel the rider every five
    Contract Years for the first fifteen Contract Years and annually thereafter within 30 days following the eligible Contract Anniversary.

..   Allocation Restrictions. If You elect the LWG, You are limited to allocating your purchase payments and Account Balance among the Fixed Interest Account, and certain Investment Divisions (as described below).

..   TAX TREATMENT. THE TAX TREATMENT OF WITHDRAWALS UNDER THE LWG IS UNCERTAIN.
    IT IS CONCEIVABLE THAT THE AMOUNT OF POTENTIAL GAIN COULD BE DETERMINED BASED ON THE REMAINING GUARANTEED WITHDRAWAL AMOUNT AT THE TIME OF THE WITHDRAWAL, IF THE REMAINING GUARANTEED WITHDRAWAL AMOUNT IS GREATER THAN THE ACCOUNT BALANCE (PRIOR TO WITHDRAWAL CHARGES, IF APPLICABLE). THIS
    COULD RESULT IN A GREATER AMOUNT OF TAXABLE INCOME REPORTED UNDER A WITHDRAWAL AND CONCEIVABLY A LIMITED ABILITY TO RECOVER ANY REMAINING BASIS IF THERE IS A LOSS ON SURRENDER OF THE CONTRACT. CONSULT YOUR TAX ADVISER PRIOR TO PURCHASE.

..   Rider Charges. We will continue to assess the LWG rider charge even in the case where your Remaining Guaranteed Withdrawal Amount, as described below, equals zero.

..   Qualified Plans, If your plan determines to terminate the Contract at a time when You have elected LWG, You forfeit any income base and any other rights to the LWG You have accrued under the LWG upon termination of the Contract.

In considering whether to purchase the LWG, You must consider your desire for protection and the cost of the benefit with the possibility that had You not purchased the benefit, your Account Balance may be higher. In considering the benefit of the lifetime withdrawals, You should consider the impact of inflation. Even relatively low levels of inflation may have significant effect on purchasing power. The Automatic Annual Step-Up, as described below, may provide protection against inflation, if and when there are strong investment returns. As with any guaranteed withdrawal benefit, the LWG, however, does not assure that You will receive strong, let alone any, return on your investments. The LWG must be elected at Contract issue; You must be age 80 or younger at time of purchase.

TOTAL GUARANTEED WITHDRAWAL AMOUNT. The Total Guaranteed Withdrawal Amount may be referred to as the "income base" in marketing or other materials. The Total Guaranteed Withdrawal Amount is the minimum amount that You are guaranteed to receive over time while the LWG is in effect. We assess the LWG charge as a percentage of the Total Guaranteed Withdrawal Amount. The initial Total Guaranteed Withdrawal Amount is equal to your initial purchase payment, without taking into account any purchase payment credits (i.e., credit or bonus payments). The Total Guaranteed Withdrawal Amount is increased by each additional purchase payments (up to a maximum benefit amount of $5,000,000). If, however, a withdrawal results in cumulative withdrawals for the current Contract Year that exceed the

Annual Benefit Payment, the Total Guaranteed Withdrawal Amount will be reduced by an amount equal to the difference between the Total Guaranteed Withdrawal Amount after the withdrawal and the Account Balance after the withdrawal (if such Account Balance is lower than the Total Guaranteed Withdrawal Amount). THIS REDUCTION MAY BE SIGNIFICANT.

Cumulative withdrawals in a given Contract Year will not decrease the Total Guaranteed Withdrawal Amount if such withdrawals do not exceed the Annual Benefit Payment in that Contract Year.

REMAINING GUARANTEED WITHDRAWAL AMOUNT. The Remaining Guaranteed Withdrawal Amount is the remaining amount guaranteed to be received over time. The initial Remaining Guaranteed Withdrawal Amount is equal to the initial Total Guaranteed Withdrawal Amount. We increase the Remaining Guaranteed Withdrawal Amount (up to a maximum amount of $5,000,000) by each additional purchase payment without taking into account any purchase payment credits (i.e., credit or bonus payments). The Remaining Guaranteed Withdrawal Amount is also increased by the 5% Compounding Income Amount, as described below. All withdrawals (including applicable Withdrawal Charges) reduce the Remaining Guaranteed Withdrawal Amount, not just withdrawals that exceed the Annual Benefit Payment (as with the Total Guaranteed Withdrawal Amount). If the withdrawal exceeds the Annual Benefit Payment, then we will additionally reduce the Remaining Guaranteed Withdrawal Amount to equal the difference between the Remaining Guaranteed Withdrawal Amount after the withdrawal and the Account Balance after the withdrawal (if lower) THIS REDUCTION MAY BE SIGNIFICANT. The Remaining Guaranteed Withdrawal Amount is also used to calculate an alternate death benefit available under the LWG. (See "Additional Information" below.)

5% COMPOUNDING INCOME AMOUNT. On each Contract Anniversary until the earlier of: (a) the date of the first withdrawal from the Contract or (b) the tenth Contract Anniversary, the Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount are increased by an amount equal to 5% multiplied by the Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount before such increase (up to a maximum benefit amount of $5,000,000). We take the Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount as of the last day of the Contract Year to determine the amount subject to the increase. The Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount may also be increased by the Automatic Annual Step-Up, if that would result in a higher Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount.

AUTOMATIC ANNUAL STEP-UP. On each Contract Anniversary prior to the owner's 86th birthday, an Automatic Annual Step-Up will occur, provided that the Account Balance exceeds the Total Guaranteed Withdrawal Amount immediately before the Step-Up (and provided that You have not chosen to decline the Step-Up as described below).

The Automatic Annual Step-Up will:

  . reset the Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount to the Account Balance on the date of the Step-Up, up to a maximum of $5,000,000, regardless of whether or not You have taken any withdrawals;

  . reset the Annual Benefit Payment equal to 5% of the Total Guaranteed Withdrawal Amount after the Step-Up; and

  . reset the LWG charge to the then current charge, up to a maximum of 0.95% for the same optional benefit.

In the event that the charge applicable to Contract purchases at the time of the Step-Up is higher than your current LWG charge, and we elect to increase the benefit charge in connection with the Step-Up we will notify You in writing a minimum of 30 days in advance of the applicable Contract Anniversary and inform You that You may choose to decline the Automatic Annual Step-Up. If You choose to decline the Automatic Annual Step-Up, You must notify us in accordance with our administrative procedures (currently we require You to submit your request in writing at our Administrative Office no less than seven calendar days prior to the applicable Contract Anniversary).

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Once You notify us of your decision to decline the Automatic Annual Step-Up,
You will no longer be eligible for future Automatic Annual Step-Ups unless You notify us in writing at our Administrative Office that You wish to reinstate the Step-Ups. This reinstatement will take effect at the next Contract Anniversary after we receive your request for reinstatement. Please note that the Automatic Annual Step-up may be of limited benefit if You intend to make purchase payments that would cause your Account Balance to approach $5,000,000 because the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount cannot exceed $5,000,000.

ANNUAL BENEFIT PAYMENT. The initial Annual Benefit Payment is equal to the initial Total Guaranteed Withdrawal Amount multiplied by the 5% withdrawal rate. The Annual Benefit Payment may be referred to as "annual income amount" in marketing and or other materials. If the Total Guaranteed Withdrawal Amount is later recalculated (for example, because of additional purchase payments, the 5% compounding amount, the Automatic Annual Step-Up, or withdrawals greater than the Annual Benefit Payment), the Annual Benefit Payment is reset equal to the new Total Guaranteed Withdrawal Amount multiplied by the 5% withdrawal rate.

IMPORTANT TO NOTE.

  . If You take your first withdrawal before the date You reach age 59 1/2, we will continue to pay the Annual Benefit Payment each year until the Remaining Guaranteed Withdrawal Amount is depleted, even if your Account Balance declines to zero. This means if your Account Balance is depleted due to withdrawals not greater than the Annual Benefit Payment or the deduction of the benefit charge, and your Remaining Guaranteed Withdrawal Amount is greater than zero, we will pay You the remaining Annual Benefit Payment, if any, not yet withdrawn during the Contract Year that the Account Balance was depleted, and beginning in the following Contract Year, we will continue paying the Annual Benefit Payment to You each year until your Remaining Guaranteed Withdrawal Amount is depleted. This guarantees that You will receive your purchase payments even if your Account Balance declines to zero due to market performance so long as You do not take withdrawals greater than the Annual Benefit Payment; however, You will not be guaranteed income for the rest of your life.

  .   If You take your first withdrawal on or after the date You reach age
      59 1/2, we will continue to pay the Annual Benefit Payment each year for the rest of your life, even if your Remaining Guaranteed Withdrawal Amount and/or Account Balance declines to zero. This means if your Remaining Guaranteed Withdrawal Amount and/or your Account Balance is depleted due to withdrawals not greater than the Annual Benefit Payment or the deduction of the benefit charge, we will pay to You the remaining Annual Benefit Payment, if any, not yet withdrawn during that Contract Year that the Account Balance was depleted, and beginning in the following Contract Year, we will continue paying the Annual Benefit Payment to You each year for the rest of your life. Therefore, You will be guaranteed income for life.

YOU SHOULD CAREFULLY CONSIDER WHEN TO BEGIN TAKING WITHDRAWALS IF YOU HAVE ELECTED THE LWG BENEFIT. IF YOU BEGIN WITHDRAWALS TOO SOON, YOUR TOTAL GUARANTEED WITHDRAWAL AMOUNT AND REMAINING GUARANTEED WITHDRAWAL AMOUNT ARE NO LONGER INCREASED BY THE 5% ANNUAL COMPOUNDING INCREASE. ON THE OTHER HAND, IF YOU DELAY TAKING WITHDRAWALS FOR TOO LONG, YOU MAY LIMIT THE NUMBER OF YEARS AVAILABLE FOR YOU TO TAKE WITHDRAWALS IN THE FUTURE (DUE TO LIFE EXPECTANCY), AND YOU MAY BE PAYING FOR A BENEFIT YOU ARE NOT USING.

You have the option of receiving withdrawals under the LWG or receiving payments under a pay-out option. You should consult with your registered representative when deciding how to receive income under this Contract. In making this decision, You should consider many factors, including the relative amount of current income provided by the two options, the potential ability to receive higher future payments through potential increases to the value of the LWG, your potential need to make additional withdrawals in the future, and the relative values to You of the death benefits available prior to and after annuitization.

At any time during the pay-in phase, You can elect to annuitize under current annuity rates in lieu of continuing the LWG. This may provide higher income amounts and/or different tax treatment than the payments received under the LWG.

                                                                             53

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EFFECT OF OUTSTANDING LOANS ON THE TOTAL GUARANTEED WITHDRAWAL AMOUNT AND
REMAINING GUARANTEED WITHDRAWAL AMOUNT. If there is an outstanding loan balance (including loans in default which we cannot offset or collect due to tax restrictions), any additional withdrawals will be treated as withdrawals in excess of the Annual Benefit Payment. In that event, the Total Guaranteed Withdrawal Amount will be reduced. The reduction will be equal to the difference between the Total Guaranteed Withdrawal Amount after the withdrawal and the Account Balance after the withdrawal. If the Account Balance after the withdrawal and minus any loan in default is higher than the Total Guaranteed Withdrawal Amount, no reduction will be made.

In the event an outstanding loan balance is in default and we can withdraw the defaulted amount from your Account Balance, if the amount of the default does not exceed the Annual Benefit Payment, then the Total Guaranteed Withdrawal Amount will not be decreased. If the amount of the default exceeds the Annual Benefit Payment, the Total Guaranteed Withdrawal Amount will be reduced. The reduction will be equal to the difference between the Total Guaranteed Withdrawal Amount after the withdrawal and the Account Balance after the withdrawal. If the Account Balance after the withdrawal and minus any loan in default is higher than the Total Guaranteed Withdrawal Amount, no reduction will be made.

Also, an additional reduction will be made to the Remaining Guaranteed Withdrawal Amount. This additional reduction will be equal to the difference between the Remaining Guaranteed Withdrawal Amount after the withdrawal and the Account Balance after the withdrawal. If the Account Balance after the withdrawal and minus any loan in default is higher than the Remaining Guaranteed Withdrawal Amount, no reduction will be made.

MANAGING YOUR WITHDRAWALS. It is important that You carefully manage your annual withdrawals. To ensure that You retain the full guarantees of this benefit, your annual withdrawals cannot exceed the Annual Benefit Payment each Contract Year. If a Withdrawal Charge does apply, the charge is not included in the amount withdrawn for the purpose of calculating whether annual withdrawals during a Contract Year exceed the Annual Benefit Payment. IF A WITHDRAWAL FROM YOUR CONTRACT DOES RESULT IN ANNUAL WITHDRAWALS DURING A CONTRACT YEAR EXCEEDING THE ANNUAL BENEFIT PAYMENT, THE TOTAL GUARANTEED WITHDRAWAL AMOUNT WILL BE RECALCULATED AND THE ANNUAL BENEFIT PAYMENT WILL BE REDUCED TO THE NEW TOTAL GUARANTEED WITHDRAWAL AMOUNT MULTIPLIED BY THE 5% WITHDRAWAL RATE. IN ADDITION, AS NOTED ABOVE, IF A WITHDRAWAL RESULTS IN CUMULATIVE WITHDRAWALS FOR THE CURRENT CONTRACT YEAR EXCEEDING THE ANNUAL BENEFIT PAYMENT, THE REMAINING GUARANTEED WITHDRAWAL AMOUNT WILL ALSO BE REDUCED BY AN ADDITIONAL AMOUNT EQUAL TO THE DIFFERENCE BETWEEN THE REMAINING GUARANTEED WITHDRAWAL AMOUNT AFTER THE WITHDRAWAL AND THE ACCOUNT BALANCE AFTER THE WITHDRAWAL (IF SUCH ACCOUNT BALANCE IS LOWER THAN THE REMAINING GUARANTEED WITHDRAWAL AMOUNT). THESE REDUCTIONS IN THE TOTAL GUARANTEED WITHDRAWAL AMOUNT, ANNUAL BENEFIT PAYMENT, AND REMAINING GUARANTEED WITHDRAWAL AMOUNT MAY BE SIGNIFICANT. You are still eligible to receive either lifetime payments or the remainder of the Remaining Guaranteed Withdrawal Amount so long as the withdrawal that exceeded the Annual Benefit Payment did not cause your Account Balance to decline to zero. A WITHDRAWAL THAT RESULTS IN CUMULATIVE WITHDRAWALS IN THE CURRENT CONTRACT YEAR EXCEEDING THE ANNUAL BENEFIT PAYMENT THAT REDUCES THE ACCOUNT BALANCE TO ZERO WILL TERMINATE THE CONTRACT.

You can always take annual withdrawals less than the Annual Benefit Payment. However, if You choose to receive only a part of your Annual Benefit Payment in any given Contract Year, your Annual Benefit Payment is not cumulative and your Remaining Guaranteed Withdrawal Amount and Annual Benefit Payment will not increase. For example, since your Annual Benefit Payment is 5% of your Remaining Guaranteed Withdrawal Amount, You cannot withdraw 3% in one year and then withdraw 7% the next year without exceeding your Annual Benefit Payment in the second year.

SYSTEMATIC WITHDRAWAL PROGRAM. If available in your state, You may choose to take your Annual Benefit Payment under the Systematic Withdrawal Program, including the first Contract Year. If You do so, any Withdrawal Charges that would otherwise apply to such withdrawals will be waived. Your Systematic Withdrawal Program withdrawal amount will be adjusted on each Contract Anniversary for any changes in the Annual Benefit Payment as a result of Automatic Annual Step-Ups, additional purchase payments or transfers received during the Contract Year. Any withdrawals taken outside of

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
the Systematic Withdrawal Program will cause the Systematic Withdrawal Program to terminate. If the commencement of the Systematic Withdrawal Program does not coincide with a Contract Anniversary, the initial Systematic Withdrawal Program period will be adjusted to end on a Contract Anniversary.

REQUIRED MINIMUM DISTRIBUTIONS. You may be required to take withdrawals to fulfill minimum distribution requirements generally beginning at age 70 1/2. These required distributions may be larger than your Annual Benefit Payment. AFTER THE FIRST CONTRACT YEAR, we will increase your Annual Benefit Payment to equal your required minimum distribution amount for that year, if such amounts are greater than your Annual Benefit Payment. YOU MUST BE ENROLLED IN THE AUTOMATED REQUIRED MINIMUM DISTRIBUTION SERVICE TO QUALIFY FOR THIS INCREASE IN THE ANNUAL BENEFIT PAYMENT. THE FREQUENCY OF YOUR WITHDRAWALS MUST BE ANNUAL. THE AUTOMATED REQUIRED MINIMUM DISTRIBUTION SERVICE IS BASED ON INFORMATION RELATING TO THIS CONTRACT ONLY. To enroll in the automated required minimum distribution service, please contact your Administrative Office.

INVESTMENT ALLOCATION RESTRICTIONS. If You elect the LWG, You are limited to allocating your purchase payments and Account Balance among the Fixed Interest Account and the following Investment Divisions:

1. MetLife Conservative Allocation Investment Division

2. MetLife Conservative to Moderate Allocation Investment Division

3. MetLife Moderate Allocation Investment Division

4. MetLife Moderate to Aggressive Allocation Investment Division

CANCELLATION. You may elect to cancel the LWG every fifth Contract Anniversary for the first fifteen Contract Years and annually thereafter. We must receive your cancellation request within 30 days following the eligible Contract Anniversary in writing at our Administrative Office. The cancellation will take effect on the day we receive your request. If cancelled, the LWG will terminate, we will no longer deduct the LWG charge, and the allocation restrictions described above will no longer apply. The Contract, however, will continue.

TERMINATION.  The LWG will terminate upon the earliest of:

1. The date of a full withdrawal of the Account Balance (A pro rata portion of the annual charge will be assessed; You are still eligible to receive either the Remaining Guaranteed Withdrawal Amount or lifetime payments provided the withdrawal did not exceed the Annual Benefit Payment and the provisions and conditions of this optional benefit have been met);

2. The date the Account Balance is applied to a pay-out option (A pro-rata portion of the annual charge for this rider will be assessed);

3. The date there are insufficient funds to deduct the charge from your Account Balance and your Contract is thereby terminated (whatever Account Balance is available to pay the annual charge for the benefit will be applied; You are still eligible to receive either the Remaining Guaranteed Withdrawal Amount or lifetime payments, provided the provisions and conditions of this optional benefit have been met; however, You will have no other benefits under the Contract);

4. The date a defaulted loan balance, once offset, causes the Account Balance to reduce to zero;

5. The contract owner dies;

6. There is a change in contract owner, for any reason, unless we agree otherwise (A pro-rata portion of the annual charge for this rider will be assessed);

7. The Contract is terminated (A pro-rata portion of the annual charge for this rider will be assessed except for termination because of death of the owner, then no charge will be assessed based on the period from the most recent Contract Anniversary to the date of termination takes effect) or;

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8. The effective date of cancellation of this benefit.

ADDITIONAL INFORMATION. The LWG may affect the death benefit available under your Contract. If the owner should die while the LWG is in effect, an alternative death benefit amount will be calculated under the LWG that can be taken in a lump sum. The LWG death benefit amount that may be taken as a lump sum will be equal to total purchase payments less any partial withdrawals and any outstanding loan balance. If this death benefit amount is greater than the death benefit provided by your Contract, and if withdrawals in each Contract Year did not exceed the Annual Benefit Payment, then this death benefit amount will be paid instead of the death benefit provided by the Contract. All other provisions of your Contract's death benefit will apply.

Alternatively, the Beneficiary may elect to receive the Remaining Guaranteed Withdrawal Amount as a death benefit, in which case we will pay the Remaining Guaranteed Withdrawal Amount on a monthly basis (or any mutually agreed upon frequency, but no less frequently than annually) until the Remaining Guaranteed Withdrawal Amount is exhausted. This death benefit will be paid instead of the applicable contractual death benefit (the basic death benefit, the additional death benefit amount calculated under the LWG as described above, or the Annual Step-Up Death Benefit, if that benefit had been purchased by the owner). Otherwise, the provisions of those contractual death benefits will determine the amount of the death benefit. Except as may be required by the Internal Revenue Code, an annual payment will not exceed the Annual Benefit Payment. If your Beneficiary dies while such payments are made, we will continue making the payments to the Beneficiary's estate unless we have agreed to another payee in writing. Federal income tax law generally requires that such payments be substantially equal and begin over a period no longer than the Beneficiary's remaining life expectancy with payments beginning no later than the end of the calendar year immediately following the year of your death.

We reserve the right to accelerate any payment that is less than $500 or to comply with requirements under the Internal Revenue Code (including minimum distribution requirement). If You terminate the LWG because (1) You make a total withdrawal of your Account Balance; (2) your Account Balance is insufficient to pay the LWG charge; or (3) the contract owner dies, You may not make additional purchase payments under the Contract.

LWG CHARGE. The LWG is available in Deferred Annuities, for an additional charge of 0.95% of the Total Guaranteed Withdrawal Amount, deducted at the end of each Contract Year by withdrawing amounts on a pro-rata basis from your Fixed Interest Account Balance and Separate Account Balance, after applying any 5% Compounding Income Amount and prior to taking into account any Automatic Annual Step-Up occurring on the Contract Anniversary. We take amounts from the Separate Account by canceling accumulation units from your Separate Account Balance. If an Automatic Annual Step-Up occurs under a LWG, we may increase the LWG charge to the then current charge for the same optional benefit, but no more than a maximum of 0.95%. If, at the time the Contract was issued, the current charge for the benefit was equal to the maximum charge, then the charge for the benefit will not increase upon an Automatic Annual Step-Up. IF THE LWG IS IN EFFECT, THE CHARGE WILL CONTINUE EVEN IF YOUR REMAINING GUARANTEED WITHDRAWAL AMOUNT EQUALS ZERO.

EXAMPLES

The purpose of these examples is to illustrate the operation of the LWG. The investment results shown are hypothetical and are not representative of past or future performance. Actual investment results may be more or less than those shown and will depend upon a number of factors, including investment allocations and the investment experience of the Investment Divisions chosen. The examples do not reflect the deduction of fees and charges, Withdrawal Charges and applicable income taxes and penalties. For purposes of the examples, it is assumed that no loans have been taken.

A. LWG

   1. When Withdrawals Do Not Exceed the Annual Benefit Payment

Assume that a Contract had an initial purchase payment of $100,000. The initial Account Balance would be $100,000, the Total Guaranteed Withdrawal Amount would be $100,000, the initial Remaining Guaranteed Withdrawal Amount would be $100,000 and the initial Annual Benefit Payment would be $5,000 ($100,000 X 5%).

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Assume that $5,000 is withdrawn each year, beginning before the contract owner attains age 59 1/2. The Remaining Guaranteed Withdrawal Amount is reduced by $5,000 each year as withdrawals are taken (the Guaranteed Total Withdrawal Amount is not reduced by these withdrawals). The Annual Benefit Payment of $5,000 is guaranteed to be received until the Remaining Guaranteed Withdrawal Amount is depleted, even if the Account Balance is reduced to zero.

If the first withdrawal is taken after age 59 1/2, then the Annual Benefit Payment of $5,000 is guaranteed to be received for the owner's lifetime, even if the Remaining Guaranteed Withdrawal Amount and the Account Balance are reduced to zero.

                                    [CHART]

                    Annual Benefit     Cumulative           Account
                       Payment         Withdrawals          Balance
                    --------------     -----------        -----------
              1        $5,000           $ 5,000           $100,000.00
              2         5,000            10,000             90,250.00
              3         5,000            15,000             80,987.50
              4         5,000            20,000             72,188.13
              5         5,000            25,000             63,828.72
              6         5,000            30,000             55,887.28
              7         5,000            35,000             48,342.92
              8         5,000            40,000             41,175.77
              9         5,000            45,000             34,366.98
             10         5,000            50,000             27,898.63
             11         5,000            55,000             21,753.70
             12         5,000            60,000             15,916.02
             13         5,000            65,000             10,370.22
             14         5,000            70,000              5,101.71
             15         5,000            75,000                 96.62
             16         5,000            80,000                     0
             17         5,000            85,000                     0
             18         5,000            90,000            -13,466.53
             19         5,000            95,000                     0
             20         5,000           100,000                     0




   2. When Withdrawals Do Exceed the Annual Benefit Payment

Assume that a Contract had an initial purchase payment of $100,000. The initial Account Balance would be $100,000, the Total Guaranteed Withdrawal Amount would be $100,000, the initial Remaining Guaranteed Withdrawal Amount would be $100,000 and the initial Annual Benefit Payment would be $5,000 ($100,000 X 5%).

Assume that the Remaining Guaranteed Withdrawal Amount is reduced to $95,000 due to a withdrawal of $5,000 in the first year. Assume the Account Balance was further reduced to $75,000 at year two due to poor market performance. If You withdrew $10,000 at this time, your Account Balance would be reduced to $75,000
- $10,000 = $65,000. Your Remaining Guaranteed Withdrawal Amount would be reduced to $95,000 - $10,000 = $85,000. Since the withdrawal of $10,000 exceeded the Annual Benefit Payment of $5,000 and the resulting Remaining Guaranteed Withdrawal Amount would be greater than the resulting Account Balance, there would be an additional reduction to the Remaining Guaranteed Withdrawal Amount. The Remaining Guaranteed Withdrawal Amount after the withdrawal would be set equal to the Account Balance after the withdrawal ($65,000). This new Remaining Guaranteed Withdrawal Amount of $65,000 would now be the amount guaranteed to be available to be withdrawn over time. The Total Guaranteed Withdrawal Amount would also be reduced to $65,000. The Annual Benefit Payment would be set equal to 5% X $65,000 = $3,250.

B. LWG-- 5% Compounding Amount

Assume that a Contract had an initial purchase payment of $100,000. The initial Remaining Guaranteed Withdrawal Amount would be $100,000, the Total Guaranteed Withdrawal Amount would be $100,000, and the Annual Benefit Payment would be $5,000 ($100,000 X 5%).

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The Total Guaranteed Withdrawal Amount will increase by 5% of the Total
Guaranteed Withdrawal Amount until the earlier of the first withdrawal or the 10th Contract Anniversary. The Annual Benefit Payment will be recalculated as 5% of the new Total Guaranteed Withdrawal Amount.

If the first withdrawal is taken in the first Contract Year then there would be no increase: the Total Guaranteed Withdrawal Amount would remain at $100,000 and the Annual Benefit Payment will remain at $5,000 ($100,000 X 5%).

If the first withdrawal is taken in the second Contract Year then the Total Guaranteed Withdrawal Amount would increase to $105,000 ($100,000 X 105%), and the Annual Benefit Payment would increase to $5,250 ($105,000 X 5%).

If the first withdrawal is taken in the third Contract Year then the Total Guaranteed Withdrawal Amount would increase to $110,250 ($105,000 X 105%), and the Annual Benefit Payment would increase to $5,513 ($110,250 X 5%).

If the first withdrawal is taken after the 10th Contract Year then the Total Guaranteed Withdrawal Amount would increase to $162,890 (the initial $100,000, increased by 5% per year, compounded annually for 10 years), and the Annual Benefit Payment would increase to $8,144 ($162,890 X 5%).

                                    [CHART]

        Delay taking withdrawals and receive higher guaranteed payments

                            Year of First Withdrawal

  1      2      3      4      5      6      7      8      9      10     11
-----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----
5,000  5,250  5,513  5,788  6,078  6,381  6,700  7,036  7,387  7,757  8,144



C. LWG -- Automatic Annual Step-Ups and 5% Compounding Amount (No Withdrawals or loans)

Assume that a Contract had an initial purchase payment of $100,000. Assume that no withdrawals or loans are taken.

At the first Contract Anniversary, provided that no withdrawals or loans are taken, the Total Guaranteed Withdrawal Amount is increased to $105,000 ($100,000 increased by 5%, compounded annually). Assume the Account Balance has increased to $110,000 at the first Contract Anniversary due to good market performance. The Automatic Annual Step-Up will increase the Total Guaranteed Withdrawal Amount from $105,000 to $110,000 and reset the Annual Benefit Payment to $5,500 ($110,000 X 5%).

At the second Contract Anniversary, provided that no withdrawals or loans are taken, the Total Guaranteed Withdrawal Amount is increased to $115,500 ($110,000 increased by 5%, compounded annually). Assume the Account Balance has

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increased to $120,000 at the second Contract Anniversary due to good market performance. The Automatic Annual Step-Up will increase the Total Guaranteed Withdrawal Amount from $115,500 to $120,000 and reset the Annual Benefit Payment to $6,000 ($120,000 X 5%).

Provided that no withdrawals or loans are taken, each year the Total Guaranteed Withdrawal Amount would increase by 5%, compounded annually, from the second Contract Anniversary through the ninth Contract Anniversary, and at that point would be equal to $168,852. Assume that during these Contract Years the Account Balance does not exceed the Total Guaranteed Withdrawal Amount due to poor market performance. Assume the Account Balance at the ninth Contract Anniversary has increased to $180,000 due to good market performance. The Automatic Annual Step-Up will increase the Total Guaranteed Withdrawal Amount from $168,852 to $180,000 and reset the Annual Benefit Payment to $9,000 ($180,000 X 5%).

At the 10th Contract Anniversary, provided that no withdrawals or loans are taken, the Total Guaranteed Withdrawal Amount is increased to $189,000 ($180,000 increased by 5%, compounded annually). Assume the Account Balance is less than $189,000. There is no Automatic Annual Step-Up since the Account Balance is below the Total Guaranteed Withdrawal Amount; however, due to the 5% increase in the Total Guaranteed Withdrawal Amount, the Annual Benefit Payment is increased to $9,450 ($189,000 X 5%).

LWG--AUTOMATIC ANNUAL STEP-UPS AND 5% COMPOUNDING AMOUNT (NO WITHDRAWALS OR
LOANS)

                                    [CHART]



PAY-OUT OPTIONS (OR INCOME OPTIONS)



   You may convert your Deferred Annuity into a regular stream of income after your "pay-in" or "accumulation" phase. The pay-out phase is often referred to as either "annuitizing" your Contract or taking an income annuity. When You select your pay-out option, You will be able to choose from the range of options we then have available. You have the flexibility to select a stream of income to meet your needs. If You decide You want a pay-out option, we withdraw some or all of your Account Balance (less any premium taxes, applicable Contract fees and any outstanding loans), then we apply the net amount to the option. See "Income Taxes" for a discussion of partial annuitization. You are not required to hold your Deferred Annuity for any minimum time period before You may annuitize. However, You may not be older than 95 years old to select a pay-out option (90 in New York State). You must convert at least $5,000 of your Account Balance to receive income payments. PLEASE BE AWARE THAT ONCE YOUR CONTRACT IS ANNUITIZED YOU ARE INELIGIBLE TO RECEIVE THE DEATH BENEFIT YOU HAVE SELECTED. ADDITIONALLY, IF YOU HAVE SELECTED THE GMIB OR LWG, ANNUITIZING YOUR CONTRACT TERMINATES THE RIDER AND ANY DEATH BENEFIT PROVIDED BY THE RIDER.


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When considering a pay-out option, You should think about whether You want:

..   Payments guaranteed by us for the rest of your life (or for the rest of two lives) or the rest of your life (or for the rest of two lives) with a guaranteed period; and

..   A fixed dollar payment or a variable payment.

Your income option provides You with a regular stream of payments for either your lifetime or your lifetime with a guaranteed period.

You may choose the frequency of your income payments. For example, You may receive your payments on a monthly, quarterly, semiannual or annual basis.

Your income payment amount will depend upon your choices. For lifetime options, the age of the measuring lives (Annuitants) will also be considered. For example, if You select a pay-out option guaranteeing payments for your lifetime and your spouse's lifetime, your payments will typically be lower than if You select a pay-out option with payments over only your lifetime. Income payment types that guarantee that payments will be made for a certain number of years regardless of whether the Annuitant or joint Annuitant is alive (such as Lifetime Income Annuity with a Guarantee Period and Lifetime Income Annuity for Two with a Guarantee Period, as defined below) result in income payments that are smaller than with income payment types without such a guarantee (such as Lifetime Income Annuity and Lifetime Income Annuity for Two, as defined below). In addition, to the extent the income payment type has a guarantee period, choosing a shorter guarantee period will result in each income payment being larger.

We do not guarantee that your variable payments will be a specific amount of money. You may choose to have a portion of the payment fixed and guaranteed under the Fixed Income Option. Should our current rates for a fixed pay-out option for your class of the Deferred Annuity provide for greater payments than those guaranteed in your Contract, the greater payment will be made.

If You do not tell us otherwise, your Fixed Interest Account Balance will be used to provide a Fixed Income Option and your Separate Account Balance will be used to provide a variable pay-out option.

INCOME PAYMENT TYPES



   Currently, we provide You with a wide variety of income payment types to suit a range of personal preferences. You decide the income payment type when You decide to take a pay-out option. Your decision is irrevocable.

There are three people who are involved in payments under your pay-out option:

..   Contract owner: the person or entity which has all rights including the right to direct who receives payment.

..   Annuitant: the natural person whose life is the measure for determining the duration and the dollar amount of payments.

..   Beneficiary: the person who receives continuing payments or a lump sum payment, if any, if the contract owner dies.

Many times, the contract owner and the Annuitant are the same person.

When deciding how to receive income, consider:

..   The amount of income You need;

..   The amount You expect to receive from other sources;

..   The growth potential of other investments; and

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..   How long You would like your income to be guaranteed.

The following income payment types are currently available. We may make available other income payment types if You so request and we agree. Where required by state law or under a qualified retirement plan, the Annuitant's sex will not be taken into account in calculating income payments. Annuity rates will not be less than the rates guaranteed in the Contract at the time of purchase for the AIR and income payment type elected. Due to underwriting, administrative or Internal Revenue Code considerations, the choice of the percentage reduction and/or the duration of the guarantee period may be limited.

Lifetime Income Annuity: A variable income that is paid as long as the Annuitant is living.

Lifetime Income Annuity with a Guarantee Period: A variable income that continues as long as the Annuitant is living but is guaranteed to be paid for a number of years. If the Annuitant dies before all of the guaranteed payments have been made, payments are made to the contract owner of the annuity (or the Beneficiary, if the contract owner dies during the guarantee period) until the end of the guarantee period. No payments are made once the guarantee period has expired and the Annuitant is no longer living.

Lifetime Income Annuity for Two: A variable income that is paid as long as either of the two Annuitants is living. After one Annuitant dies, payments continue to be made as long as the other Annuitant is living. In that event, payments may be the same as those made while both Annuitants were living or may be a smaller percentage that is selected when the annuity is first converted to an income stream. No payments are made once both Annuitants are no longer living.

Lifetime Income Annuity for Two with a Guarantee Period: A variable income that continues as long as either of the two Annuitants is living but is guaranteed to be paid (unreduced by any percentage selected) for a number of years. If both Annuitants die before all of the guaranteed payments have been made, payments are made to the contract owner of the annuity (or the Beneficiary, if the contract owner dies during the guarantee period) until the end of the guaranteed period. If one Annuitant dies after the guarantee period has expired, payments continue to be made as long as the other Annuitant is living. In that event, payments may be the same as those made while both Annuitants were living or may be a smaller percentage that is selected when the annuity is first converted to an income stream. No payments are made once the guarantee period has expired and both Annuitants are no longer living.

ALLOCATION

   You decide how your money is allocated among the Fixed Income Option and the Investment Divisions.

MINIMUM SIZE OF YOUR INCOME PAYMENT


   Your initial income payment must be at least $100. If You live in Massachusetts, the initial income payment must be at least $20. This means that the amount used from a Deferred Annuity to provide a pay-out option must be large enough to produce this minimum initial income payment.

THE VALUE OF YOUR INCOME PAYMENTS

AMOUNT OF INCOME PAYMENTS

Variable income payments from an Investment Division will depend upon the number of annuity units held in that Investment Division (described below) and the Annuity Unit Value (described later) as of the 10th day prior to a payment date.

This initial variable income payment is computed based on the amount of the purchase payment applied to the specific Investment Division (net any applicable premium tax owed or Contract charge), the AIR, the age of the measuring lives and the income payment type selected. The initial payment amount is then divided by the Annuity Unit Value for the

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Investment Division to determine the number of annuity units held in that
Investment Division. The number of annuity units held remains the same for the duration of the Contract if no reallocations are made.

The dollar amount of subsequent variable income payments will vary with the amount by which investment performance is greater or less than the AIR.

Each Deferred Annuity provides that, when a pay-out option is chosen, the payment will not be less than the payment produced by the then current Fixed Income Option purchase rates for that Contract class.

The purpose of this provision is to assure the Annuitant that, at retirement, if the Fixed Income Option purchase rates for new Contracts are significantly more favorable than the rates guaranteed by a Deferred Annuity of the same class, the Annuitant will be given the benefit of the higher rates.

ANNUITY UNITS

Annuity units are credited to You when You first convert your Deferred Annuity into an income stream or make a reallocation of your income payment into an Investment Division during the pay-out phase. Before we determine the number of annuity units to credit to You, we reduce your Account Balance by any premium taxes and the Annual Contract Fee, if applicable. (The premium taxes and the Annual Contract Fee are not applied against reallocations.) We then compute an initial income payment amount using the AIR, your income payment type and the age of the measuring lives. We then divide the initial income payment (allocated to an Investment Division) by the Annuity Unit Value on the date of the transaction. The result is the number of annuity units credited for that Investment Division. The initial variable income payment is a hypothetical payment which is calculated based on the AIR. This initial variable income payment is used to establish the number of annuity units. It is not the amount of your actual first variable income payment unless your first income payment happens to be within 10 days after the date You convert your Deferred Annuity into an income stream. When You reallocate an income payment from an Investment Division, annuity units supporting that portion of your income payment in that Investment Division are liquidated.

AIR

Your income payments are determined by using the AIR to benchmark the investment experience of the Investment Divisions You select. We currently offer an AIR of 3% or 4%. The higher your AIR, the higher your initial variable income payment will be. Your next variable income payment will increase approximately in proportion to the amount by which the investment experience (for the time period between the payments) for the underlying Portfolio minus the Standard Death Benefit Separate Account charge (the resulting number is the net investment return) exceeds the AIR (for the time period between the payments). Likewise, your next variable income payment will decrease to the approximate extent the investment experience (for the time period between the payments) for the underlying Portfolio minus the Standard Death Benefit Separate Account charge (the net investment return) is less than the AIR (for the time period between the payments). A lower AIR will result in a lower initial variable income payment, but subsequent variable income payments will increase more rapidly or decline more slowly than if You had elected a higher AIR as changes occur in the investment experience of the Investment Divisions.

The amount of each variable income payment is determined 10 days prior to your income payment date. If your first income payment is scheduled to be paid less than 10 days after You convert your Deferred Annuity to an income stream, then the amount of that payment will be determined on the date You convert your Deferred Annuity to a pay-out option.

VALUATION

This is how we calculate the Annuity Unit Value for each Investment Division:

..   First, we determine the change in investment experience (which reflects the deduction for any investment-related charge) for the underlying Portfolio from the previous trading day to the current trading day;

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..   Next, we subtract the daily equivalent of the Standard Death Benefit
    Separate Account charge for each day since the last day the Annuity Unit Value was calculated; the resulting number is the net investment return;

..   Then, we multiply by an adjustment based on your AIR for each day since the last Annuity Unit Value was calculated; and

..   Finally, we multiply the previous Annuity Unit Value by this result.

REALLOCATION PRIVILEGE

   During the pay-out phase of the Deferred Annuity, You may make reallocations among Investment Divisions or from the Investment Divisions to the Fixed
Income Option. Once You reallocate your income payment into the Fixed Income Option, You may not later reallocate it into an Investment Division. There is no Withdrawal Charge to make a reallocation.

For us to process a reallocation, You must tell us:

..   The percentage of the income payment to be reallocated;

..   The Investment Divisions (or Fixed Income Option) to which You want to reallocate your income payment; and

..   The Investment Divisions from which You want to reallocate your income payment.

Reallocations will be made at the end of the business day, at the close of the Exchange, if received in Good Order prior to the close of the Exchange, on that business day. All other reallocation requests will be processed on the next business day.

When You request a reallocation from an Investment Division to the Fixed Income Option, the payment amount will be adjusted at the time of reallocation. Your payment may either increase or decrease due to this adjustment. The adjusted payment will be calculated in the following manner.

..   First, we update the income payment amount to be reallocated from the
    Investment Division based upon the applicable Annuity Unit Value at the time of the reallocation;

..   Second, we use the AIR to calculate an updated annuity purchase rate based upon your age, if applicable, and expected future income payments at the time of the reallocation;

..   Third, we calculate another updated annuity purchase rate using our current annuity purchase rates for the Fixed Income Option on the date of your reallocation;

..   Finally, we determine the adjusted payment amount by multiplying the updated income amount determined in the first step by the ratio of the annuity purchase rate determined in the second step divided by the annuity purchase rate determined in the third step.

When You request a reallocation from one Investment Division to another, annuity units in one Investment Division are liquidated and annuity units in the other Investment Division are credited to You. There is no adjustment to the income payment amount. Future income payment amounts will be determined based on the Annuity Unit Value for the Investment Division to which You have reallocated.

You generally may make a reallocation on any day the Exchange is open. At a future date we may limit the number of reallocations You may make, but never to fewer than one a month. If we do so, we will give You advance written notice. We may limit a Beneficiary's ability to make a reallocation.

Here are examples of the effect of a reallocation on the income payment:

..   Suppose You choose to reallocate 40% of your income payment supported by
    Investment Division A to the Fixed Income Option and the recalculated income payment supported by Investment Division A is $100. Assume that the

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   updated annuity purchase rate based on the AIR is $125, while the updated annuity purchase rate based on fixed income annuity pricing is $100. In that case, your income payment from the Fixed Income Option will be increased by $40 x ($125/$100) or $50, and your income payment supported by Investment Division A will be decreased by $40. (The number of annuity units in Investment Division A will be decreased as well.)

..   Suppose You choose to reallocate 40% of your income payment supported by
    Investment Division A to Investment Division B and the recalculated income payment supported by Investment Division A is $100. Then, your income payment supported by Investment Division B will be increased by $40 and your income payment supported by Investment Division A will be decreased by $40. (Changes will also be made to the number of annuity units in both Investment Divisions as well.)

We may require that You use our original forms to make reallocations.


Please see the "Transfer Privilege" section regarding restrictions on transfers policies and procedures.


CHARGES


   You pay the Standard Death Benefit Separate Account charge for your Contract class during the pay-out phase of the Deferred Annuity. In addition, You pay the applicable investment-related charge during the pay-out phase of your Deferred Annuity. During the pay-out phase, we reserve the right to deduct the Annual Contract Fee. If we do so, it will be deducted pro-rata from each income payment. The Separate Account charge You pay will not reduce the number of annuity units credited to You. Instead, we deduct the charges as part of the calculation of the Annuity Unit Value.

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GENERAL INFORMATION

ADMINISTRATION

All transactions will be processed in the manner described below.

PURCHASE PAYMENTS


Purchase payments may be sent, by check, cashier's check or certified check made payable to "MetLife," to the Administrative Office, or MetLife sales office, if that office has been designated for this purpose. (We reserve the right to receive purchase payments by other means acceptable to us.) We do not accept cash, money orders or traveler's checks. We will provide You with all necessary forms. We must have all documents in Good Order to credit your purchase payments. If You send your purchase payments or transaction requests to an address other than the one we have designated for receipt of such purchase payments or requests, we may return the purchase payment to You, or there may be delay in applying the purchase payment or transaction to your Contract.

We reserve the right to refuse purchase payments made via a personal check in excess of $100,000. Purchase payments over $100,000 may be accepted in other forms, including but not limited to, EFT/wire transfers, certified checks, corporate checks, and checks written on financial institutions. The form in which we receive a purchase payment may determine how soon subsequent disbursement requests may be fulfilled. See "Access to Your Money."

Purchase payments (including any portion of your Account Balance under a Deferred Annuity which You apply to a pay-out option) are effective and valued as of the close of the Exchange on the day we receive them in Good Order at your Administrative Office, except when they are received:

..   On a day when the Accumulation Unit Value/Annuity Unit Value is not calculated, or

..   After the close of the Exchange.

In those cases, the purchase payments will be effective the next day the Accumulation Unit Value or Annuity Unit Value, as applicable, is calculated.

We reserve the right to credit your initial purchase payment to You within two days after its receipt at your Administrative Office or MetLife sales office, as applicable. However, if You fill out our forms incorrectly or incompletely or other documentation is not completed properly or otherwise not in Good Order, we have up to five business days to credit the payment. If the problem cannot be resolved by the fifth business day, we will notify You and give You the reasons for the delay. At that time, You will be asked whether You agree to let us keep your money until the problem is resolved. If You do not agree or we cannot reach You by the fifth business day, your money will be returned.

Under the Deferred Annuities, your employer or the group in which You are a participant or member must identify You on its reports to us and tell us how your money should be allocated among the Investment Divisions and the Fixed Interest Account, if available.

CONFIRMING TRANSACTIONS

You will receive a written statement confirming that a transaction was recently completed. Certain transactions made on a periodic basis, such as Systematic Withdrawal Program payments, and automated investment strategy transfers, may be confirmed quarterly. Salary reduction or deduction purchase payments under the TSA and TSA ERISA Deferred Annuity are confirmed quarterly. Unless You inform us of any errors within 60 days of receipt, we will consider these communications to be accurate and complete.

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PROCESSING TRANSACTIONS

We permit You to request transactions by mail and telephone. We make Internet access available to You. We may suspend or eliminate telephone or Internet privileges at any time, without prior notice. We reserve the right not to accept requests for transactions by facsimile.

If mandated by applicable law, including, but not limited to, Federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block a contract owner's account and, consequently, refuse to implement requests for transfers, withdrawals, surrenders or death benefits, until instructions are received from the appropriate governmental authority.

BY TELEPHONE OR INTERNET

You may initiate a variety of transactions and obtain information by telephone or the Internet virtually 24 hours a day, 7 days a week, unless prohibited by state law or your employer. Some of the information and transactions accessible to You include:

..   Account Balance

..   Unit Values

..   Current rates for the Fixed Interest Account

..   Transfers

..   Changes to investment strategies

..   Changes in the allocation of future purchase payments.

Your transaction must be in Good Order and completed prior to the close of the Exchange on one of our business days if You want the transaction to be valued and effective on that day. Transactions will not be valued and effective on a day when the Accumulation or Annuity Unit Value is not calculated or after the close of the Exchange. We will value and make effective these transactions on our next business day.

We have put into place reasonable security procedures to insure that instructions communicated by telephone or Internet are genuine. For example, all telephone calls are recorded. Also, You will be asked to provide some personal data prior to giving your instructions over the telephone or through the Internet. When someone contacts us by telephone or Internet and follows our security procedures, we will assume that You are authorizing us to act upon those instructions. Neither the Separate Account nor MetLife will be liable for any loss, expense or cost arising out of any requests that we or the Separate Account reasonably believe to be authentic. In the unlikely event that You have trouble reaching us, requests should be made in writing to your Administrative Office.

Response times for the telephone or Internet may vary due to a variety of factors, including volumes, market conditions and performance of the systems. We are not responsible or liable for:

..   any inaccuracy, error, or delay in or omission of any information You transmit or deliver to us; or

..   any loss or damage You may incur because of such inaccuracy, error, delay or omission; non-performance; or any interruption of information beyond our control.

AFTER YOUR DEATH

If we are notified of your death before any requested transaction is completed (including transactions under automated investment strategies, minimum distribution program and Systematic Withdrawal Program), we will cancel the request. As described above, the death benefit will be determined when we receive due proof of death and an election for the

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payment method. If You are receiving income payments, we will cancel the request and continue making payments to your Beneficiary if your income type so provides. Or, depending on the income type, we may continue making payments to a joint Annuitant.


ABANDONED PROPERTY REQUIREMENTS

Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of three to five years from the contracts maturity date or the date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but, if after a thorough search, we are still unable to locate the Beneficiary of the death benefit, or the Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or You last resided, as shown on our books and records, or to our state of domicile. (Escheatment is the formal, legal name for this process.) However, the state is obligated to pay the death benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation. To prevent your Contract's proceeds from being paid to the state abandoned or unclaimed property office, it is important that You update your Beneficiary designations, including addresses, if and as they change. Please call 1-800-638-7732 to make such changes.


MISSTATEMENT

We may require proof of age of the owner, Beneficiary or Annuitant before making any payments under this Deferred Annuity that are measured by the owner's, Beneficiary's or Annuitant's life. If the age of the measuring life has been misstated, the amount payable will be the amount that would have been provided at the correct age.

Once income payments have begun, any underpayments will be made up in one sum with the next income payment in a manner agreed to by us. Any overpayment will be deducted first from future income payments. In certain states, we are required to pay interest on any under payments.

THIRD PARTY REQUESTS

Generally, we only accept requests for transactions or information from You. We reserve the right not to accept or to process transactions requested on your behalf by third parties. This includes processing transactions by an agent You designate, through a power of attorney or other authorization, who has the ability to control the amount and timing of transfers/reallocations for a number of other contract owners and who simultaneously makes the same request or series of requests on behalf of other contract owners.

VALUATION -- SUSPENSION OF PAYMENTS

We separately determine the Accumulation Unit Value and Annuity Unit Value, as applicable, for each Investment Division once each day when the Exchange is open for trading. If permitted by law, we may change the period between calculations but we will give You 30 days notice.

When You request a transaction, we will process the transaction on the basis of the Accumulation Unit Value or Annuity Unit Value next determined after receipt of the request. Subject to our procedure, we will make withdrawals and transfers/reallocations at a later date, if You request. If your withdrawal request is to elect a variable pay-out option under your Deferred Annuity, we base the number of annuity units You receive on the next available Annuity Unit Value.

We reserve the right to suspend or postpone payment for a withdrawal or transfer/reallocation when:

..   rules of the Securities and Exchange Commission so permit (trading on the
    Exchange is restricted, the Exchange is closed other than for customary weekend or holiday closings or an emergency exists which makes pricing or sale of securities not practicable); or

..   during any other period when the Securities and Exchange Commission by order so permits.

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ADVERTISING PERFORMANCE

     We periodically advertise the performance of the Investment Divisions. You may get performance information from a variety of sources including your quarterly statements, your MetLife representative, the Internet, annual reports and semiannual reports. All performance numbers are based upon historical earnings. These numbers are not intended to indicate future results.

We may state performance in terms of "yield," "change in Accumulation Unit Value/Annuity Unit Value," "average annual total return" or some combination of these terms.

YIELD is the net income generated by an investment in a particular Investment Division for 30 days or a month. These figures are expressed as percentages. This percentage yield is compounded semiannually. For the money market Investment Division, we state yield for a seven day period.

CHANGE IN ACCUMULATION/ANNUITY UNIT VALUE ("Non-Standard Performance") is calculated by determining the percentage change in the value of an accumulation (or annuity) unit for a certain period. These numbers may also be annualized. Change in Accumulation/Annuity Unit Value may be used to demonstrate performance for a hypothetical investment (such as $10,000) over a specified period. These performance numbers reflect the deduction of the Separate Account charges (with the Basic Death Benefit), the additional Separate Account charge for the American Funds Bond, American Funds Growth, American Funds Growth-Income and American Funds Global Small Capitalization Investment Divisions and the Annual Contract Fee; however, yield and change in Accumulation/Annuity Unit Value performance do not reflect the possible imposition of Withdrawal Charges, the charge for the GMIB and the charge for the LWG. Withdrawal Charges would reduce performance experience.

AVERAGE ANNUAL TOTAL RETURN ("Standard Performance") calculations reflect the Separate Account charge, the additional Separate Account charge for the American Funds Growth, American Funds Growth-Income, American Funds Bond and American Funds Global Small Capitalization Investment Divisions and the Annual Contract Fee and applicable Withdrawal Charges since the Investment Division inception date, which is the date the corresponding Portfolio or predecessor Portfolio was first offered under the Separate Account that funds the Deferred Annuity. These figures also assume a steady annual rate of return. They assume that combination of optional benefits (including the Annual Step-Up Death Benefit) that would produce the greatest total Separate Account charge.

Performance figures will vary among the various classes of the Deferred Annuities and the Investment Divisions as a result of different Separate Account charges and Withdrawal Charges.

We may calculate performance for certain investment strategies including Equity Generator and each asset allocation model of the Index Selector. We calculate the performance as a percentage by presuming a certain dollar value at the beginning of a period and comparing this dollar value with the dollar value based on historical performance at the end of that period. We assume the Separate Account charge reflects the Standard Death Benefit. The information does not assume the charge for the GMIB or LWG. This percentage return assumes that there have been no withdrawals or other unrelated transactions.

For purposes of presentation of Non-Standard Performance, we may assume that the Deferred Annuities were in existence prior to the inception date of the Investment Divisions in the Separate Account that funds the Deferred Annuity. In these cases, we calculate performance based on the historical performance of the underlying Metropolitan Fund, Calvert Fund, Met Investors Fund and American Funds(R) Portfolios since the Portfolio inception date. We use the actual accumulation unit or annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the Investment Division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Deferred Annuity had been introduced as of the Portfolio inception date.

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We may also present average annual total return calculations which reflect all
Separate Account charges and applicable Withdrawal Charges since the Portfolio inception date. We use the actual accumulation unit or annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the Investment Division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Deferred Annuity had been introduced as of the Portfolio inception date.

Past performance is no guarantee of future results.

We may demonstrate hypothetical future values of Account Balances over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios. These presentations reflect the deduction of the Separate Account charge, the Annual Contract Fee, if any, and the weighted average of investment-related charges for all Portfolios to depict investment-related charges.

We may demonstrate hypothetical future values of Account Balances for a specific Portfolio based upon the assumed rates of return previously described, the deduction of the Separate Account charge and the Annual Contract Fee, if any, and the investment-related charges for the specific Portfolio to depict investment-related charges.

We may demonstrate the hypothetical historical value of each optional benefit for a specified period based on historical net asset values of the Portfolios and the annuity purchase rate, if applicable, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., unisex, age 65). These presentations reflect the deduction of the Separate Account charge and the Annual Contract Fee, if any, the investment-related charge and the charge for the optional benefit being illustrated.

We may demonstrate hypothetical future values of each optional benefit over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios, the annuity purchase rate, if applicable, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., unisex, age 65). These presentations reflect the deduction of the Separate Account charge and the Annual Contract Fee, if any, the weighted average of investment-related charges for all Portfolios to depict investment-related charges and the charge for the optional benefit being illustrated.

We may demonstrate hypothetical values of income payments over a specified period based on historical net asset values of the Portfolios and the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., unisex, age 65). These presentations reflect the deduction of the Separate Account charge, the investment-related charge and the Annual Contract Fee, if any.

We may demonstrate hypothetical future values of income payments over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios, the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., unisex, age 65). These presentations reflect the deduction of the Separate Account charge, the Annual Contract Fee, if any, and the weighted average of investment-related charges for all Portfolios to depict investment-related charges.

Any illustration should not be relied on as a guarantee of future results.

CHANGES TO YOUR DEFERRED ANNUITY

       We have the right to make certain changes to your Deferred Annuity, but only as permitted by law. We make changes when we think they would best serve the interest of annuity owners or would be appropriate in carrying out the purposes of the Deferred Annuity. If the law requires, we will also get your approval and the approval of any appropriate regulatory authorities. Examples of the changes we may make include:

..   To operate the Separate Account in any form permitted by law.

..   To take any action necessary to comply with or obtain and continue any exemptions under the law (including favorable treatment under the Federal income tax laws) including limiting the number, frequency or types of transfers/reallocations permitted.

..   To transfer any assets in an Investment Division to another Investment
    Division, or to one or more separate accounts, or to our general account, or to add, combine or remove Investment Divisions in the Separate Account.

..   To substitute for the Portfolio shares in any Investment Division, the shares of another class of the Metropolitan Fund, the Calvert Fund, the Met Investors Fund or the shares of another investment company or any other investment permitted by law.

..   To make any necessary technical changes in the Deferred Annuities in order to conform with any of the above-described actions.

If any changes result in a material change in the underlying investments of an Investment Division in which You have a balance or an allocation, we will notify You of the change. You may then make a new choice of Investment Divisions. For Deferred Annuities issued in Pennsylvania, we will ask your approval before making any technical changes.

VOTING RIGHTS

   Based on our current view of applicable law, You have voting interests under your Deferred Annuity concerning Metropolitan Fund, Calvert Fund, Met
Investors Fund or American Funds(R) proposals that are subject to a shareholder vote. Therefore, You are entitled to give us instructions for the number of shares which are deemed attributable to your Deferred Annuity.

We will vote the shares of each of the underlying Portfolios held by the Separate Account based on instructions we receive from those having a voting interest in the corresponding Investment Divisions. However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our own judgment.

You are entitled to give instructions regarding the votes attributable to your Deferred Annuity in your sole discretion.

There are certain circumstances under which we may disregard voting instructions. However, in this event, a summary of our action and the reasons for such action will appear in the next semiannual report. If we do not receive your voting instructions, we will vote your interest in the same proportion as represented by the votes we receive from other investors. The effect of this proportional voting is that a small number of contract owners may control the outcome of a vote. Shares of the Metropolitan Fund, the Calvert Fund, the Met Investors Fund or the American Funds(R) that are owned by our general account or by any of our unregistered separate accounts will be voted in the same proportion as the aggregate of:

..   The shares for which voting instructions are received, and

..   The shares that are voted in proportion to such voting instructions.

However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our judgment.

WHO SELLS THE DEFERRED ANNUITIES


       MetLife Investors Distribution Company ("MLIDC") is the principal underwriter and distributor of the securities offered through this Prospectus. MLIDC, which is our affiliate, also acts as the principal underwriter and distributor of some of the other Variable Annuity contracts and variable life insurance policies we and our affiliated companies issue. We reimburse MLIDC for expenses MLIDC incurs in distributing the Deferred Annuities (e.g., commissions payable to the retail broker-dealers who sell the Deferred Annuities, including our affiliated broker-dealers.) MLIDC does not retain any fees under the Deferred Annuities.

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

MLIDC's principal executive offices are located at 5 Park Plaza, Suite 1900, Irvine, California 92614. MLIDC is registered as a broker-dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority ("FINRA"). FINRA provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.


Deferred Annuities are sold through MetLife licensed sales representatives who are associated with MetLife Securities, Inc. ("MSI"), our affiliate and a broker-dealer, which is paid compensation for the promotion and sale of the Deferred Annuities. The Deferred Annuities are also sold through the registered representatives of our other affiliated broker-dealers. MSI and our affiliated broker-dealers are registered with the SEC as broker-dealers under the Securities Exchange Act of 1934 and are also members of FINRA. The Deferred Annuities may also be sold through other registered broker-dealers. The Deferred Annuity may also be sold through the mail or the Internet.


There is no front-end sales load deducted from purchase payments to pay sales commissions. Distribution costs are recovered through the Separate Account charge. Our sales representatives in our MetLife Resources division must meet a minimum level of sales production in order to maintain employment with us. MetLife sales representatives who are not in our MetLife Resources division ("non-MetLife Resources MetLife sales representatives") must meet a minimum level of sales of proprietary products in order to maintain employment with us.

Non-MetLife Resources MetLife sales representatives and MetLife Resources sales representatives receive cash payments for the products they sell and service based upon a 'gross dealer concession' model. With respect to the Deferred Annuities, the gross dealer concession ranges from 0.75% to 9% (depending on the class purchased) of each purchase payment each year the Contract is in force and, starting in the second Contract Year, ranges from 0.25% to 1.00% (depending on the class purchased) of the Account Balance each year that the Contract is in force for servicing the Deferred Annuity. Gross dealer concession may also be paid when the Contract is annuitized. The amount of this gross dealer concession payable upon annuitization depends on several factors, including the number of years the Deferred Annuity has been in force. Compensation to the sales representative is all or part of the gross dealer concession. Compensation to sales representatives in the MetLife Resources division is based upon premiums and purchase payments applied to all products sold and serviced by the representative. Compensation to non-MetLife Resources MetLife sales representatives is determined based upon a formula that recognizes premiums and purchase payments applied to proprietary products sold and serviced by the representative as well as certain premiums and purchase payments applied to non-proprietary products sold by the representative. Proprietary products are those issued by us or our affiliates. Because one of the factors determining the percentage of gross dealer concession that applies to a non-MetLife Resources MetLife sales representative's compensation is sales of proprietary products, these sales representatives have an incentive to favor the sale of proprietary products. Because non-MetLife Resources MetLife sales managers' compensation is based upon the sales made by the representatives they supervise, these sales managers also have an incentive to favor the sale of proprietary products.

Non-MetLife Resources MetLife sales representatives and MetLife Resources sales representatives and their managers and the sales representatives and managers of our affiliates may be eligible for additional cash compensation, such as bonuses, equity awards (such as stock options), training allowances, supplemental salary, financial arrangements, marketing support, medical and other insurance benefits, and retirement benefits and other benefits based primarily on the amount of proprietary products sold. Because additional cash compensation paid to non-MetLife Resources MetLife sales representatives and MetLife Resources sales representatives and their managers and the sales representatives and their managers of our affiliates is based primarily on the sale of proprietary products, non-MetLife Resources MetLife sales representatives and MetLife Resources sales representatives and their managers and the sales representatives and their managers of our affiliates have an incentive to favor the sale of proprietary products.

Sales representatives who meet certain productivity, persistency, and length of service standards and/or their managers may be eligible for additional cash compensation. Moreover, managers may be eligible for additional cash compensation based on the sales production of the sales representatives that the manager supervises.

Our sales representatives and their managers may be eligible for non-cash compensation incentives, such as conferences, trips, prizes and awards. Other non-cash compensation payments may be made for other services that are not directly related to the sale of products. These payments may include support services in the form of recruitment and training of personnel, production of promotional services and other support services.

Other incentives and additional cash compensation provide sales representatives and their managers with an incentive to favor the sale of proprietary products. The business unit responsible for the operation of our distribution system is also paid.

MLIDC also pays compensation for the sale of the Deferred Annuities by affiliated broker-dealers. The compensation paid to broker-dealers for sales of the Deferred Annuities is generally not expected to exceed, on a present value basis, the aggregate amount of total compensation that is paid with respect to sales made through MetLife representatives. (The total compensation includes payments that we make to our business unit that is responsible for the operation of the distribution systems through which the Deferred Annuities are sold.) These firms pay their sales representatives all or a portion of the commissions received for their sales of Deferred Annuities; some firms may retain a portion of commissions. The amount that selling firms pass on to their sales representatives is determined in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Sales representatives of affiliated broker-dealers and their managers may be eligible for various cash benefits and non-cash compensation (as described above) that we may provide jointly with affiliated broker-dealers. Because of the receipt of this cash and non-cash compensation, sales representatives and their managers of our affiliated broker-dealers have an incentive to favor the sale of proprietary products.

MLIDC may also enter into preferred distribution arrangements with certain affiliated broker-dealer firms such as New England Securities Corporation, Walnut Street Securities, Inc. and Tower Square Securities, Inc. These arrangements are sometimes called "shelf space" arrangements. Under these arrangements, MLIDC may pay separate, additional compensation to the broker-dealer firm for services the broker-dealer firm provides in connection with the distribution of the Contracts. These services may include providing us with access to the distribution network of the broker-dealer firm, the hiring and training of the broker-dealer firm's sales personnel, the sponsoring of conferences and seminars by the broker-dealer firm, or general marketing services performed by the broker-dealer firm. The broker-dealer firm may also provide other services or incur other costs in connection with distributing the Contracts.

MLIDC also pays compensation for the sale of Contracts by unaffiliated broker-dealers. The compensation paid to unaffiliated broker-dealers for sales of the Deferred Annuities is generally not expected to exceed, on a present value basis, the aggregate amount of total compensation that is paid with respect to sales made through MetLife representatives. (The total compensation includes payments that we make to our business unit that is responsible for the operation of the distribution systems through which the Deferred annuities are sold.) Broker-dealers pay their sales representatives all or a portion of the commissions received for their sales of the Contracts. Some firms may retain a portion of commissions. The amount that the broker-dealer passes on to its sales representatives is determined in accordance with its internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. We and our affiliates may also provide sales support in the form of training, sponsoring conferences, defraying expenses at vendor meetings, providing promotional literature and similar services. An unaffiliated broker-dealer or sales representative of an unaffiliated broker-dealer may receive different compensation for selling one product over another and/or may be inclined to favor one product provider over another product provider due to differing compensation rates. Ask your sales representative further information about what your sales representative and the broker-dealer for which he or she works may receive in connection with your purchase of a Contract.

We or our affiliates pay American Funds Distributors, Inc., the principal underwriter for the American Funds(R), a percentage of all purchase payments allocated to the following Portfolios for the services it provides in marketing the Portfolios' shares in connection with the Deferred Annuity: American Funds Growth Portfolio, the American Funds Growth-Income Portfolio, the American Funds Bond Portfolio, the American Funds Global Small Capitalization Portfolio, the American Funds Balanced Allocation Portfolio, the American Funds Growth Allocation Portfolio and the American Funds Moderate Allocation Portfolio.

From time to time, MetLife pays organizations, associations and non-profit organizations fees to sponsor MetLife's Variable Annuity Contracts. We may also obtain access to an organization's members to market our Variable Annuity Contracts. These organizations are compensated for their sponsorship of our Variable Annuity Contracts in various ways. Primarily, they receive a flat fee from MetLife. We also compensate these organizations by our funding of their programs, scholarships, events or awards, such as a principal of the year award. We may also lease their office space or pay fees for display space at their events, purchase advertisements in their publications or reimburse or defray their expenses. In some cases, we hire organizations to perform administrative services for us, for which they are paid a fee based upon a percentage of the Account Balances their members hold in the Contract. We also may retain finders and consultants to introduce MetLife to potential clients and for establishing and maintaining relationships between MetLife and various organizations. The finders and consultants are primarily paid flat fees and may be reimbursed for their expenses. We or our affiliates may also pay duly licensed individuals associated with these organizations cash compensation for the sales of the Contracts.

FINANCIAL STATEMENTS

Our financial statements and the financial statements of the Separate Account have been included in the SAI.

YOUR SPOUSE'S RIGHTS

If You received your Contract through a qualified retirement plan and your plan is subject to ERISA (the Employee Retirement Income Security Act of 1974) and You are married, the income payments, withdrawal and loan provisions, and methods of payment of the death benefit under your Deferred Annuity may be subject to your spouse's rights.

If your benefit is worth $5,000 or less, your plan may provide for distribution of your entire interest in a lump sum without your spouse's consent.

For details or advice on how the law applies to your circumstances, consult your tax adviser or attorney.

WHEN WE CAN CANCEL YOUR DEFERRED ANNUITY

We may cancel your Deferred Annuity only if we do not receive any purchase payments from You for 24 consecutive months (36 consecutive months in New York State) and your Account Balance is less than $2,000. Accordingly, no Deferred Annuity will be terminated due solely to negative investment performance. We will only do so to the extent allowed by law. If we do so, we will return the full Account Balance, less any outstanding loans. Federal tax law may impose additional restrictions on our right to cancel your SEP and SIMPLE IRA Deferred Annuity.

The tax law may also restrict payment of surrender proceeds to participants under certain employer retirement plans prior to reaching certain permissible triggering events.

We will not terminate the Contract where we keep records of your account if it includes an LWG rider. In addition, we will not terminate any Contract where we keep records of your account that includes a GMIB rider or a guaranteed death benefit if at the time the termination would otherwise occur the income/benefit base of the rider or the guaranteed amount under any death benefit is greater than the Account Balance. For all other Contracts, we reserve the right to exercise this termination provision, subject to obtaining any required regulatory approvals. We will not exercise this provision, under Contracts issued in New York.

However, if your plan determines to terminate the Contract at a time when You have an income/benefit base of the rider or a guaranteed amount under any death benefit that is greater than the Account Balance, You forfeit any income/benefit base of the rider or any guaranteed amount under any death benefit You have accrued upon termination of the Contract.

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
INCOME TAXES

   The following information on taxes is a general discussion of the subject. It is not intended as tax advice. The Internal Revenue Code (Code) is complex and subject to change regularly. Failure to comply with the tax law may result in significant adverse tax consequences and tax penalties. Consult your own tax adviser about your circumstances, any recent tax developments, and the impact of state income taxation. For purposes of this section, we address Deferred Annuities and income payments under the Deferred Annuities together.

You should read the general provisions and any sections relating to your type of annuity to familiarize yourself with some of the tax rules for your particular Contract.

You are responsible for determining whether your purchase of a Deferred Annuity, withdrawals, income payments and any other transactions under your Deferred Annuity satisfy applicable tax law. We are not responsible for determining if your employer's plan or arrangement satisfies the requirements of the Code and/or the Employee Retirement Income Security Act of 1974 (ERISA).

Where otherwise permitted under the Deferred Annuity, the transfer of ownership of a Deferred Annuity, the designation or change in designation of an Annuitant, payee or other Beneficiary who is not also a contract owner, the selection of certain maturity dates, the exchange of a Deferred Annuity, or the receipt of a Deferred Annuity in an exchange, may result in income tax and other tax consequences, including additional withholding, estate tax, gift tax and generation skipping transfer tax, that are not discussed in this Prospectus. The SAI may contain additional information. Please consult your tax adviser.

PUERTO RICO TAX CONSIDERATIONS

The amount of income on annuity distributions (payable over your lifetime) is calculated differently under the Puerto Rico Internal Revenue Code of 2011 (the "2011 PR Code"). Since the U.S. source income generated by a Puerto Rico bona fide resident is subject to U.S. income tax and the Internal Revenue Service issued guidance in 2004 which indicated that the income from an annuity contract issued by a U.S. life insurer would be considered U.S. source income, the timing of recognition of income from an annuity contract could vary between the two jurisdictions. Although the 2011 PR Code provides a credit against the Puerto Rico income tax for U.S. income taxes paid, an individual may not get full credit because of the timing differences. You should consult with a personal tax adviser regarding the tax consequences of purchasing an annuity Contract and/or any proposed distribution, particularly a partial distribution or election to annuitize.

ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS

Purchasers that are not U.S. citizens or residents will generally be subject to U.S. Federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state and foreign taxation with respect to purchasing an annuity Contract.

MetLife does not expect to incur Federal, state or local income taxes on the earnings or realized capital gains attributable to the Separate Account. However, if we do incur such taxes in the future, we reserve the right to charge amounts allocated to the Separate Account for these taxes.

To the extent permitted under Federal tax law, we may claim the benefit of the corporate dividends received deduction and of certain foreign tax credits attributable to taxes paid by certain of the Portfolios to foreign jurisdictions.

                                                                             75

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GENERAL

    Deferred annuities are a means of setting aside money for future needs, usually retirement. Congress recognizes how important saving for retirement is and has provided special rules in the Code.

All TSAs (ERISA and non-ERISA), 457(b), 403(a) and IRAs (including SEPs and SIMPLEs) receive tax deferral under the Code. Although there are no additional tax benefits by funding such retirement arrangements with an annuity, doing so offers You additional insurance benefits such as the availability of a guaranteed income for life.

Under current Federal income tax law, the taxable portion of distributions and withdrawals from variable annuity contracts (including TSAs, 457(b), 403(a) and IRAs) are subject to ordinary income tax and are not eligible for the lower tax rates that apply to long term capital gains and qualifying dividends.

WITHDRAWALS

When money is withdrawn from your Contract (whether by You or your Beneficiary), the amount treated as taxable income and taxed as ordinary income differs depending on the type of annuity You purchase (e.g., IRA or TSA) and payment method or income payment type You elect. If You meet certain requirements, your designated Roth earnings are free from Federal income taxes.

We will withhold a portion of the amount of your withdrawal for income taxes, unless You are eligible to and You elect otherwise. The amount we withhold is determined by the Code.

WITHDRAWALS BEFORE AGE 59 1/2

Because these products are intended for retirement, if You make a taxable withdrawal before age 59 1/2 You may incur a 10% tax penalty, in addition to ordinary income taxes. Also, please see the section below titled "Separate Account Charges" for further information regarding withdrawals.

As indicated in the chart below, some taxable distributions prior to age 59 1/2 are exempt from the penalty. Some of these exceptions include amounts received:

                                                                      Type of Contract
                                                             ----------------------------------
                                                             TSA and
                                                               TSA   SIMPLE
                                                              ERISA  IRA/1/ SEP 457(b)/3/ 403(a)
                                                             ------- ------ --- --------  ------

In a series of substantially equal payments made annually
(or more frequently) for life or life expectancy (SEPP)       x/2/     x     x    x/2/     x/2/

After You die                                                    x     x     x       x        x

After You become totally disabled (as defined in the Code)       x     x     x       x        x

To pay deductible medical expenses                               x     x     x       x        x

After separation from service if You are over 55 at time of
separation/2/                                                    x                   x        x

After December 31, 1999 for IRS levies                           x     x     x       x        x

To pay medical insurance premiums if You are unemployed                x     x

For qualified higher education expenses                                x     x

For qualified first time home purchases up to $10,000                  x     x

Pursuant to qualified domestic relations orders                  x                   x        x

  /1/ For SIMPLE IRAs the 10% tax penalty for early withdrawals is generally increased to 25% for withdrawals within the first two years of your participation in the SIMPLE IRA.

  /2/  You must be separated from service at the time payments begin.

  /3/ Distributions from 457(b) plans are generally not subject to the 10% penalty; however, the 10% penalty does apply to distributions from the 457(b) plans of state or local government employers to the extent that the distribution is attributable to rollovers accepted from other types of eligible retirement plans.

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

SYSTEMATIC WITHDRAWAL PROGRAM FOR SUBSTANTIALLY EQUAL PERIODIC PAYMENTS (SEPP) AND INCOME OPTIONS

If You are considering using the Systematic Withdrawal Program or selecting an income option for the purpose of meeting the SEPP exception to the 10% tax penalty, consult with your tax adviser. It is not clear whether certain withdrawals or income payments under a variable annuity will satisfy the SEPP exception.

If You receive systematic payments that You intend to qualify for the SEPP exception, any modifications (except due to death or disability) to your payment before age 59 1/2 or within five years after beginning SEPP payments, whichever is later, will result in the retroactive imposition of the 10% penalty with interest. Such modifications may include additional purchase payments or withdrawals (including tax-free transfers or rollovers of income payments) from the Deferred Annuity.

SEPARATE ACCOUNT CHARGES

It is conceivable that the charges for certain benefits such as any of the guaranteed death benefits (Annual Step Up Death Benefit) and certain living benefits (e.g. the GMIB and LWG) could be considered to be taxable each year as deemed distributions from the Contract to pay for non-annuity benefits. We currently treat these charges as an intrinsic part of the annuity Contract and do not tax report these as taxable income. However, it is possible that this may change in the future if we determine that this is required by the IRS. If so, the charge could also be subject to a 10% penalty tax if the taxpayer is under age 59 1/2.

INCIDENTAL BENEFITS

Certain death benefits may be considered incidental benefits under a tax qualified plan, which are limited under the Code. Failure to satisfy these limitations may have adverse tax consequences to the plan and to the participant.

Where otherwise permitted to be offered under annuity contracts issued in connection with qualified plans, the amount of life insurance is limited under the incidental death benefit rules. You should consult your own tax adviser prior to purchase of the Contract under any type of IRA, 403(b) arrangement or qualified plan as a violation of these requirements could result in adverse tax consequences to the plan and to the participant including current taxation of amounts under the Contract.

GUARANTEED WITHDRAWAL BENEFITS

If You have purchased the LWG, where otherwise made available, note the following:

In the event that the Account Balance goes to zero, and either the Remaining Guaranteed Withdrawal Amount is paid out in fixed installments or the Annual Benefit Payment is paid for life, we will treat such payments as income annuity payments under the tax law and allow recovery of any remaining basis ratably over the expected number of payments.

In determining your required minimum distribution each year, the actuarial value of this benefit as of the prior December 31st must be taken into account in addition to the Account Balance of the Contract.

PURCHASE PAYMENTS

Generally, all purchase payments will be contributed on a before-tax basis. This means that the purchase payments entitle You to a tax deduction or are not subject to current income tax.

Under some circumstances "after-tax" purchase payments can be made to certain annuities. These purchase payments do not reduce your taxable income or give You a tax deduction.

There are different annual purchase payments limits for the annuities offered in this Prospectus. Purchase payments in excess of the limits may result in adverse tax consequences.

Your Contract may accept certain direct transfers and rollovers from other qualified plan accounts and contracts; such transfers and rollovers are generally not subject to annual limitations on purchase payments.

WITHDRAWALS, TRANSFERS AND INCOME PAYMENTS

Because your purchase payments are generally on a before-tax basis, You generally pay income taxes on the full amount of money You withdraw as well as income earned under the Contract. Withdrawals and income payments attributable to any after-tax contributions are not subject to income tax (except for the portion of the withdrawal or payment allocable to earnings).

If certain requirements are met, You may be able to transfer amounts in your Contract to another eligible retirement plan or IRA. For 457(b) plans maintained by non-governmental employers, if certain conditions are met, amounts may be transferred into another 457(b) plan maintained by a non-governmental employer.

Your Deferred Annuity is not forfeitable (e.g., not subject to claims of your creditors) and You may not transfer it to someone else. For certain qualified employer plans, an important exception is that your account may be transferred pursuant to a qualified domestic relations order (QDRO).

Please consult the specific section for the type of annuity You purchased to determine if there are restrictions on withdrawals, transfers or income payments.

Minimum distribution requirements also apply to the Deferred Annuities. These are described separately later in this section.

Certain mandatory distributions made to participants in an amount in excess of $1,000 (but less than $5,000) must be automatically rolled over to an IRA designated by the plan, unless the participant elects to receive it in cash or roll it over to a different IRA or eligible retirement plan.

ELIGIBLE ROLLOVER DISTRIBUTIONS AND 20% MANDATORY WITHHOLDING

For certain qualified employer plans, we are required to withhold 20% of the taxable portion of your withdrawal that constitutes an "eligible rollover distribution" for Federal income taxes. We are not required to withhold this money if You direct us, the trustee or the custodian of the plan, to directly rollover your eligible rollover distribution to a traditional IRA or another eligible retirement plan.

Generally, an "eligible rollover distribution" is any taxable amount You receive from your Contract. (In certain cases, after-tax amounts may also be considered eligible rollover distributions). However, it does not include taxable distributions such as:

..   Withdrawals made to satisfy minimum distribution requirements; or

..   Certain withdrawals on account of financial hardship.

Other exceptions to the definition of eligible rollover distribution may exist.

For taxable withdrawals that are not "eligible rollover distributions", the Code requires different withholding rules. The withholding amounts are determined at the time of payment. In certain instances, You may elect out of these withholding requirements. You may be subject to the 10% penalty tax if You withdraw taxable money before You turn age 59 1/2.

MINIMUM DISTRIBUTION REQUIREMENTS

Generally, You must begin receiving retirement plan withdrawals by April 1 of the latter of:

..   the calendar year following the year in which You reach age 70 1/2 or


..   the calendar year following the calendar year You retire, provided You do not own more than 5% of your employer.


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

For IRAs (including SEP and SIMPLE IRAs), You must begin receiving withdrawals by April 1 of the calendar year following the calendar year in which You reach age 70 1/2 even if You have not retired.

For after-death required minimum distributions ("RMD"), the five year rule is applied without regard to calendar year 2009 due to the 2009 required minimum distribution waiver. For instance, for a contract owner who died in 2007, the five year period would end in 2013 instead of 2012. The required minimum distribution rules are complex, so consult with your tax adviser because the application of these rules to your particular circumstances may have been impacted by the 2009 required minimum distribution waiver.

In general the amount of required minimum distribution (including death benefit distributions discussed below) must be calculated separately with respect to each 403(b) arrangement, but then the aggregate amount of the required distribution may be taken under the tax law from any one or more of the participant's several 403(b) arrangements.

Otherwise, You may not satisfy minimum distributions for an employer's qualified plan (ie, 401(a)/403(b), 457(b)) with distributions from another qualified plan of the same or a different employer.

Complex rules apply to the calculation of these withdrawals. A tax penalty of 50% applies to withdrawals which should have been taken but were not. It is not clear whether income payments under a variable annuity will satisfy these rules. Consult your tax adviser prior to choosing a pay-out option.

In general, the amount of required minimum distribution (including death benefit distributions discussed below) must be calculated separately with respect to each IRA or SEP IRA and each SIMPLE IRA, but then the aggregate amount of the required distribution may be generally taken under the tax law for the IRAs/SEP IRAs from any one or more of the taxpayer's IRAs/SEP IRAs. For SIMPLE IRAs, the aggregate amount of the required distribution may be taken from any one or more of the taxpayer's SIMPLE IRAs.

Otherwise, You may not satisfy minimum distributions for one type of IRA or qualified plan with distributions from an account or annuity contract under another type of IRA or qualified plan (e.g. IRA and 403(b)).

In general, Income Tax regulations permit income payments to increase based not only with respect to the investment experience of the underlying funds but also with respect to actuarial gains. Additionally, these regulations permit payments under income annuities to increase due to a full withdrawal or to a partial withdrawal under certain circumstances.

Where made available, it is not clear whether the purchase or exercise of a withdrawal option after the first two years under a life contingent Income Annuity with a guarantee period where only the remaining guaranteed payments are reduced due to the withdrawal will satisfy minimum distribution requirements. Consult your tax adviser prior to purchase.

The regulations also require that the value of benefits under a deferred annuity, including certain death benefits in excess of cash value, must be added to the amount credited to your account in computing the amount required to be distributed over the applicable period. You should consult your own tax adviser as to how these rules affect your own Contract. We will provide You with additional information regarding the amount that is subject to minimum distribution under this rule.

If You intend to receive your minimum distributions which are payable over the joint lives of You and a Beneficiary who is not your spouse (or over a period not exceeding the joint life expectancy of You and your non-spousal Beneficiary), be advised that Federal tax rules may require that payments be made over a shorter period or may require that payments to the Beneficiary be reduced after your death to meet the minimum distribution incidental benefit rules and avoid the 50% excise tax. Consult your tax adviser.

DEATH BENEFITS

The death benefit is taxable to the recipient in the same manner as if paid to the contract owner (under the rules for withdrawals or income payments, whichever is applicable).

Generally, if You die before required minimum distribution withdrawals have begun, we must make payment of your entire interest by December 31st of the year that is the fifth anniversary of your death or begin making payments over a period and in a manner allowed by the Code to your Beneficiary by December 31st of the year after your death. Consult your tax adviser because the application of these rules to your particular circumstances may have been impacted by the 2009 RMD waiver (see Minimum Distribution Requirements section for additional information).

If your spouse is your Beneficiary, and your Contract permits, your spouse may delay the start of these payments until December 31 of the year in which You would have reached age 70 1/2. Alternatively, if your spouse is your sole Beneficiary and the Contract is an IRA, he or she may elect to rollover the death proceeds into his or her own IRA (or, if You meet certain requirements, a Roth IRA and pay tax on the taxable portion of the death proceeds in the year of the rollover) and treat the IRA (or Roth IRA) as his or her own.

If your spouse is your Beneficiary, your spouse may also be able to rollover the death proceeds into another eligible retirement plan in which he or she participates, if permitted under the receiving plan.

Under Federal tax rules, a same-sex spouse is treated as a non-spouse
Beneficiary.

If your spouse is not your Beneficiary and your Contract permits, your Beneficiary may also be able to rollover the death proceeds via a direct trustee-to-trustee transfer into an inherited IRA. However, such Beneficiary may not treat the inherited IRA as his or her own IRA. Certain employer plans (i.e., 401(a), 403(a), 403(b), and governmental 457 plans) are required to permit a non-spouse direct trustee-to-trustee rollover.

If You die after required minimum distributions begin, payments of your entire balance must be made in a manner and over a period as provided by the Code (and any applicable regulations).

If an IRA Contract is issued in your name after your death for the benefit of your designated Beneficiary with a purchase payment which is directly transferred to the Contract from another IRA or eligible retirement plan, the death benefit must continue to be distributed to your Beneficiary's Beneficiary in a manner at least as rapidly as the method of distribution in effect at the time of your Beneficiary's death.

TAX-SHELTERED ANNUITIES (ERISA AND NON-ERISA)

GENERAL

Tax-sheltered annuities fall under Section 403(b) of the Code ("403(b) arrangements"), which provides certain tax benefits to eligible employees of public school systems and organizations that are tax exempt under Section 501(c)(3) of the Code. In general, contributions to Section 403(b) arrangements are subject to contribution limitations under Section 415(c) of the Code (the lesser of 100% of includable compensation or the applicable limit for the year).

On July 26, 2007, final 403(b) regulations were issued by the U.S. Treasury which impact how we administer your 403(b) Contract. In order to satisfy the 403(b) final regulations and prevent your Contract from being subject to adverse tax consequences including potential penalties, contract exchanges after September 24, 2007 must, at a minimum, meet the following requirements:
(1) the plan must allow the exchange, (2) the exchange must not result in a reduction in the participant or beneficiary's accumulated benefit, (3) the receiving contract includes distribution restrictions that are no less stringent than those imposed on the contract being exchanged, and (4) the employer enters into an agreement with the issuer of the receiving contract to provide information to enable the contract provider to comply with Code requirements. Such information would include details concerning severance from employment, hardship withdrawals, loans and tax basis. You should consult your tax or legal counsel for any advice relating to contract exchanges or any other matter relating to these regulations.

WITHDRAWALS AND INCOME PAYMENTS

If You are under 59 1/2, You generally cannot withdraw money from your TSA Contract unless the withdrawal:

..   Relates to purchase payments made prior to 1989 (and pre-1989 earnings on those purchase payments).

..   Is directly transferred to another permissible investment under Section
    403(b) arrangements;

..   Relates to amounts that are not salary reduction elective deferrals if your plan allows it;

..   Occurs after You die, have a severance from employment or become disabled
    (as defined by the Code);

..   Is for financial hardship (but only to the extent of purchase payments) if your plan allows it;

..   Distributions attributable to certain Tax Sheltered Annuity plan terminations if the conditions of the new income tax regulations are met;

..   Relates to rollover or after-tax contributions; or

..   Is for the purchase of permissive service credit under a governmental defined benefit plan.

Recent income tax regulations also provide certain new restrictions on withdrawals of amounts from tax sheltered annuities that are not attributable to salary reduction contributions. Under these regulations, a Section 403(b) contract is permitted to distribute retirement benefits attributable to pre-tax contributions other than elective deferrals to the participant no earlier than upon the earlier of the participant's severance from employment or upon the prior occurrence of some event, such as after a fixed number of years, the attainment of a stated age, or disability.

DESIGNATED ROTH ACCOUNT FOR 403(B) PLANS

Employers that established and maintain a 403(b) plan ("the Plan") may also establish a Qualified Roth Contribution Program under Section 402A of the Code ("Designated Roth Accounts") to accept after tax contributions as part of the TSA plan. In accordance with our administrative procedures, we may permit these contributions to be made as purchase payments to a Section 403(b) Contract under the following conditions:

..   The employer maintaining the plan has demonstrated to our satisfaction that
    Designated Roth Accounts are permitted under the Plan.

..   In accordance with our administrative procedures, the amount of elective deferrals has been irrevocably designated as an after-tax contribution to the Designated Roth Account.

..   All state regulatory approvals have been obtained to permit the Contract to accept such after-tax elective deferral contributions (and, where permitted under the Qualified Roth Contribution Program and the Contract, rollovers and trustee-to-trustee transfers from other Designated Roth Accounts).

..   In accordance with our procedures and in a form satisfactory to us, we may accept rollovers from other funding vehicles under any Qualified Roth Contribution Program of the same type in which the employee participates as well as trustee-to-trustee transfers from other funding vehicles under the same Qualified Roth Contribution Program for which the participant is making elective deferral contributions to the Contract.

..   Recently enacted legislation allows (but does not require) 403(b) plans that offer designated Roth accounts to permit participants to roll their non-Roth account assets into a designated Roth account under the same plan, provided the non-Roth assets are distributable under the plan and otherwise eligible for rollover.

..   No other contribution types (including employer contributions, matching contributions, etc.) will be allowed as designated Roth contributions, unless they become permitted under the Code.

..   If permitted under the Federal tax law, we may permit both pre-tax contributions under a 403(b) plan as well as after-tax contributions under that Plan's Qualified Roth Contribution Program to be made under the same Contract as well as rollover contributions and contributions by trustee-to-trustee transfers. In such cases, we will account separately for the designated Roth contributions and the earnings thereon from the contributions and earnings made under the pre-tax TSA plan (whether made as elective deferrals, rollover contributions or trustee-to-trustee transfers). As between the pre-tax or traditional Plan and the Qualified Roth Contribution Program, we will allocate any living benefits or death benefits provided under the Contract on a reasonable basis, as permitted under the tax law.

..   We may refuse to accept contributions made as rollovers and trustee-to-trustee transfers, unless we are furnished with a breakdown as between participant contributions and earnings at the time of the contribution.

You and your employer should consult their own tax and legal advisers prior to making or permitting contributions to be made to a Qualified Roth Contribution Program.


..   The IRS has indicated an intention to issue additional guidance addressing the potential for improper transfers of value to Roth accounts due to the allocation of contract income, expenses, gains and losses. The IRS has not issued the additional guidance and, as a result, there is uncertainty regarding the status of Roth accounts and particularly Roth accounts under annuity contracts that allocate charges for guarantees. You should consult your tax or legal counsel for advice relating to Roth accounts and other matters relating to the final Roth account regulations.


LOANS

If your employer's plan and TSA Contract permit loans, such loans will be made only from any Fixed Interest Account Balance and only up to certain limits. In that case, we credit your Fixed Interest Account Balance up to the amount of the outstanding loan balance with a rate of interest that is less than the interest rate we charge for the loan.

The Code and applicable income tax regulations limit the amount that may be borrowed from your Contract and all your employer plans in the aggregate and also require that loans be repaid, at a minimum, in scheduled level payments over a prescribed term.

Your employer's plan and Contract will indicate whether loans are permitted. The terms of the loan are governed by the Contract and loan agreement. Failure to satisfy loan limits under the Code or to make any scheduled payments according to the terms of your loan agreement and Federal tax law could have adverse tax consequences. Consult a tax adviser and read your loan agreement and Contract prior to taking any loan.

INDIVIDUAL RETIREMENT ANNUITIES

IRAs: Traditional IRA, Roth IRA, SIMPLE IRA and SEPs

The sale of a Contract for use with an IRA may be subject to special disclosure requirements of the IRS. Purchasers of a Contract for use with IRAs will be provided with supplemental information required by the IRS or other appropriate agency. A Contract issued in connection with an IRA may be amended as necessary to conform to the requirements of the Code.

IRA contracts may not invest in life insurance. The Deferred Annuity offers death benefits and optional benefits that in some cases may exceed the greater of the purchase payments or the Account Balance which could conceivably be characterized as life insurance.

The Roth IRA tax endorsement is based on the IRS model form 5305-RB (rev 0302). The Deferred Annuity (and optional death benefits and appropriate IRA tax endorsements) has not yet been submitted to the IRS for review and approval as to form. Disqualification of the Deferred Annuity as an IRA could result in the immediate taxation of amounts held in the Contract and other adverse tax consequences.

Generally, except for Roth IRAs, IRAs can accept deductible (or pre-tax) purchase payments. Deductible or pre-tax purchase payments will be taxed when distributed from the Contract.

You must be both the contract owner and the Annuitant under the Contract. Your IRA annuity is not forfeitable and You may not transfer, assign or pledge it to someone else. You are not permitted to borrow from the Contract. You can transfer your IRA proceeds to a similar IRA, certain eligible retirement plans of an employer (or a SIMPLE IRA to a Traditional IRA or eligible retirement plan after two years of participation in your employer's SIMPLE IRA plan) without incurring Federal income taxes if certain conditions are satisfied.

Consult your tax adviser prior to the purchase of the Contract as a Traditional IRA, Roth IRA, SIMPLE IRA or SEP.

TRADITIONAL IRA ANNUITIES

PURCHASE PAYMENTS

Purchase payments (except for permissible rollovers and direct transfers) are generally not permitted after the calendar year in which You attain age 69 1/2.

Except for permissible rollovers and direct transfers, purchase payments to Traditional and Roth IRAs for individuals under age 50 are limited in the aggregate to the lesser of 100% of compensation or the deductible amount established each year under the Code. A purchase payment up to the deductible amount can also be made for a non-working spouse provided the couple's compensation is at least equal to their aggregate contributions. See the SAI for additional information. Also, see IRS Publication 590 available at www.irs.gov.

..   Individuals age 50 or older can make an additional "catch-up" purchase payment (assuming the individual has sufficient compensation).

..   If You or your spouse are an active participant in a retirement plan of an employer, your deductible contributions may be limited.

..   Purchase payments in excess of these amounts may be subject to a penalty tax.

..   If contributions are being made under a SEP or a SAR-SEP plan of your employer, additional amounts may be contributed as permitted by the Code and the terms of the employer's plan.

..   These age and dollar limits do not apply to tax-free rollovers or transfers from other IRAs or other eligible retirement plans.

..   If certain conditions are met, You can change your Traditional IRA purchase payment to a Roth IRA before You file your income tax return (including filing extensions).

WITHDRAWALS AND INCOME PAYMENTS

Withdrawals (other than tax free transfers or rollovers to other individual retirement arrangements or eligible retirement plans) and income payments are included in income except for the portion that represents a return of non-deductible purchase payments. This portion is generally determined based on a ratio of all non-deductible purchase payments to the total values of all your Traditional IRAs. We will withhold a portion of the amount of your withdrawal for income taxes, unless You elect otherwise. The amount we withhold is determined by the Code. Also see general section titled "Withdrawals" above.

DEATH BENEFITS

The death benefit is taxable to the recipient in the same manner as if paid to the contract owner (under the rules for withdrawals or income payments, whichever is applicable).

Generally, if You die before required minimum distribution withdrawals have begun, we must make payment of your entire interest by December 31st of the year that is the fifth anniversary of your death or begin making payments over a period and in a manner allowed by the Code to your Beneficiary by December 31st of the year after your death. Consult your tax adviser because the application of these rules to your particular circumstances may have been impacted by the 2009 required minimum distribution waiver (see Minimum Distribution Requirements section for additional information).

If your spouse is your Beneficiary, and your Contract permits, your spouse may delay the start of these payments until December 31 of the year in which You would have reached age 701/2. Alternatively, if your spouse is your Beneficiary, he or she may elect to continue as "contract owner" of the Contract.

Naming a non-natural person, such as a trust or estate, as a Beneficiary under the Contract will generally eliminate the Beneficiary's ability to stretch or a spousal Beneficiary's ability to continue the Contract and the living and/or death benefits.

If You die after required distributions begin, payments of your entire remaining interest must be made in a manner and over a period as provided under the Code (and any applicable regulations).

If the Contract is issued in your name after your death for the benefit of your designated Beneficiary with a purchase payment which is directly transferred to the Contract from another IRA account or IRA annuity You owned, the death benefit must continue to be distributed to your Beneficiary's Beneficiary in a manner at least rapidly as the method of distribution in effect at the time of your Beneficiary's death.

SIMPLE IRAS AND SEPS ANNUITIES

PURCHASE PAYMENTS TO SEPS.


If contributions are being made under a SEP plan of your employer, amounts may be contributed as permitted by the Code and the terms of the employer's plan.

A SEP is an employer plan with IRA's for each employee, but contributions are not limited by IRA limitations. The employer may make the usual deferred plan contributions (lesser of 25% of compensation or $51,000 for 2013). If it's a SAR-SEP, then the usual 401(k) limit applies ($17,500 for 2013).


PURCHASE PAYMENTS TO SIMPLE IRAS

The Code allows contributions up to certain limits to be made under a valid salary reduction agreement to a SIMPLE IRA and also allows for employer contributions up to certain applicable limits under the Code.

The Code allows "catch up" contributions for participants age 50 and older in excess of these limits ($2,500 in 2008 and years thereafter unless adjusted for inflation).

Transfers and rollovers from other SIMPLE IRA funding vehicles may also be accepted under your SIMPLE IRA Deferred Annuity.

Purchase payments (except for permissible rollovers and direct transfers) are generally not permitted after the calendar year in which You attain age 69 1/2. These age and dollar limits do not apply to tax-free rollovers or transfers.

WITHDRAWALS AND INCOME PAYMENTS

Withdrawals and income payments are included in income except for the portion that represents a return of non-deductible purchase payments. This portion is generally determined based on a ratio of all non-deductible purchase payments to the total values of all your Traditional IRAs including SIMPLE and SEP IRAs.

DEATH BENEFITS

The death benefit is taxable to the recipient in the same manner as if paid to the owner (under the rules for withdrawals or income payments, whichever is applicable).

Generally, if You die before required minimum distribution withdrawals have begun, we must make payment of your entire interest by December 31st of the year that is the fifth anniversary of your death or begin making payments over a period and in a manner allowed by the Code to your Beneficiary by December 31st of the year after your death. Consult your tax advisor because the application of these rules to your particular circumstances may have been impacted by the 2009 RMD waiver (see Minimum Distribution Requirements section for additional information).

If your spouse is your Beneficiary, your spouse may delay the start of these payments until December 31 of the year in which You would have reached age
70 1/2. Alternatively, if your spouse is your Beneficiary, he or she may elect to continue as "owner" of the Contract and treat it as his/her own Traditional IRA (in the case of SEPs) or his/her own SIMPLE IRA (if so eligible, in the case of SIMPLE IRA). Under Federal tax rules, a same-sex spouse is treated as a non-spouse Beneficiary.

If You die after required distributions begin, payments of your entire remaining interest must be made in a manner and over a period as provided under the Code (and any applicable regulations).

If the Contract is issued in your name after your death for the benefit of your designated Beneficiary with a purchase payment which is directly transferred to the Contract from another IRA account or IRA annuity You owned, the death benefit must continue to be distributed to your Beneficiary's Beneficiary in a manner at least as rapidly as the method of distribution in effect at the time of your Beneficiary's death.

457(B) PLANS

GENERAL

457(b) plans are available to state or local governments and certain tax-exempt organizations as described in Section 457(b) and 457(e)(1) of the Code. The plans are not available for churches and qualified church-controlled organizations.

457(b) annuities maintained by a state or local government are for the exclusive benefit of plan participants and their Beneficiaries. 457(b) annuities other than those maintained by state or local governments are solely the property of the employer and are subject to the claims of the employer's general creditors until they are "made available" to You.

Recently enacted legislation allows (but does not require) governmental 457(b) plans to permit participants to make designated Roth contributions to a designated Roth account under the plan. This new legislation also allows (but does not require) such plans to permit participants to roll their non-Roth account assets into a designated Roth account under the same plan, provided the non-Roth assets are distributable under the plan and otherwise eligible for rollover.

WITHDRAWALS

Generally, because contributions are on a before-tax basis, withdrawals from your annuity are subject to income tax. Generally, monies in your Contract can not be "made available" to You until You reach age 70 1/2, leave your job (or your employer changes) or have an unforeseen emergency (as defined by the Code).

LOANS

In the case of a 457(b) plan maintained by a state or local government, the plan may permit loans. The Code and applicable income tax regulations limit the amount that may be borrowed from your 457(b) plan and all employer plans in the aggregate and also require that loans be repaid, at minimum, in scheduled level payments over a certain term.

Your 457(b) plan will indicate whether plan loans are permitted. The terms of the loan are governed by your loan agreement with the plan. Failure to satisfy loan limits under the Code or to make any scheduled payments according to the terms of your loan agreement and Federal tax law could have adverse tax consequences. Consult a tax adviser and read your loan agreement and Contract prior to taking any loan.

403(A)

GENERAL

The employer adopts a 403(a) plan as a qualified retirement plan to provide benefits to participating employees. The plan generally works in a similar manner to a corporate qualified retirement plan except that the 403(a) plan does not have a trust or a trustee.

See the "General" headings under Income Taxes for a brief description of the tax rules that apply to 403(a) annuities.

LEGAL PROCEEDINGS

  In the ordinary course of business, MetLife, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and Federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.

It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, MetLife does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MLIDC to perform its contract with the Separate Account or of MetLife to meet its obligations under the Contracts.

TABLE OF CONTENTS FOR THE STATEMENT

OF ADDITIONAL INFORMATION


                                                                                 PAGE

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM...................................   2

PRINCIPAL UNDERWRITER...........................................................   2

DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT...............................   2

EXPERIENCE FACTOR...............................................................   2

VARIABLE INCOME PAYMENTS........................................................   3

CALCULATING THE ANNUITY UNIT VALUE..............................................   5

ADVERTISEMENT OF THE SEPARATE ACCOUNT...........................................   6

VOTING RIGHTS...................................................................   9

ERISA...........................................................................  10

TAXES...........................................................................  11

WITHDRAWALS.....................................................................  12

ACCUMULATION UNIT VALUE TABLES..................................................  13

FINANCIAL STATEMENTS OF THE SEPARATE ACCOUNT....................................   1

FINANCIAL STATEMENTS OF METLIFE................................................. F-1

APPENDIX I

PREMIUM TAX TABLE


If You are a resident of one of the following jurisdictions, the percentage amount listed by that jurisdiction is the premium tax rate applicable to your annuity.


                     TSA
                     and TSA
                     ERISA     IRA and SEP 457(b)    403(a)
                     Annuities Annuities   Annuities Annuities
  California........ 0.5%      0.5%        2.35%     0.5%
  Florida(1)........ 1.0%      1.0%        1.0%      1.0%
  Maine............. --        --          2.00%     --
  Nevada............ --        --          3.50%     --
  Puerto Rico(2).... 1.0%      1.0%        1.0%      1.0%
  South Dakola(3)... --        --          1.25%     --
  Wyoming........... --        --          1.00%     --
  West Virginia..... 1.0%      1.0%        1.0%      1.0%

-----------
/1/Annuity premiums are exempt from taxation provided the tax savings are passed back to the contract holders. Otherwise, they are taxable at 1%. [MetLife passes the tax savings back to contractholders and, therefore, annuity premiums are exempt from taxation.]

/2/We will not deduct premium taxes paid by us to Puerto Rico from purchase payments, account balances, withdrawals, death benefits or income payments.

/3/Special rate applies for large case annuity policies. Rate is 8/100 of 1% for that portion of the annuity considerations received on a contract exceeding $500,000 annually. Special rate on large case policies is not subject to retaliation.

APPENDIX II

WHAT YOU NEED TO KNOW IF YOU ARE A TEXAS OPTIONAL RETIREMENT PROGRAM PARTICIPANT

If You are a participant in the Texas Optional Retirement Program, Texas law permits us to make withdrawals on your behalf only if You die, retire or terminate employment in all Texas institutions of higher education, as defined under Texas law. Any withdrawal You ask for requires a written statement from the appropriate Texas institution of higher education verifying your vesting status and (if applicable) termination of employment. Also, we require a written statement from You that You are not transferring employment to another Texas institution of higher education. If You retire or terminate employment in all Texas institutions of higher education or die before being vested, amounts provided by the state's matching contribution will be refunded to the appropriate Texas institution. We may change these restrictions or add others without your consent to the extent necessary to maintain compliance with the law.

APPENDIX III

ACCUMULATION UNIT VALUES FOR EACH INVESTMENT DIVISION

These tables show fluctuations in the Accumulation Unit Values for two of the possible mixes offered within the Deferred Annuity for each Investment Division from year end to year end. The information in these tables has been derived from the Separate Account's full financial statements or other reports (such as the annual report). The first table shows the Deferred Annuity mix that bears the total highest charge, and the second table shows the Deferred Annuity mix that bears the total lowest charge. The mix with the total highest charge has these features: C Class, the Annual Step-Up Death Benefit and the LWG. (In terms of the calculation for this mix, the LWG charge is made by canceling accumulation units and, therefore, the charge is not reflected in the Accumulation Unit Value. However, purchasing this option with these other Contract features will result in the highest overall charge.) Lower charges for the GMIB and the LWG Benefit were in effect prior to May 4, 2009. The mix with the total lowest charge has these features: B Class and no optional benefit. All other possible mixes for each Investment Division within the Deferred Annuity appear in the SAI, which is available upon request without charge by calling 1-800-638-7732.

                       METLIFE FINANCIAL FREEDOM SELECT
                             HIGHEST POSSIBLE MIX
                         1.55 SEPARATE ACCOUNT CHARGE


                                                                  Beginning of               Number of
                                                                      Year     End of Year  Accumulation
                                                                  Accumulation Accumulation Units End of
Investment Division                                          Year  Unit Value   Unit Value      Year
-------------------                                          ---- ------------ ------------ ------------
American Funds(R) Balanced Allocation Investment Division
  (Class C) (4/28/2008)..................................... 2008    $10.00       $ 7.00          0.00
                                                             2009      7.00         8.92          0.00
                                                             2010      8.92         9.85          0.00
                                                             2011      9.85         9.49        904.43
                                                             2012      9.49        10.61      1,253.83

American Funds Bond Investment Division+ (Class 2)
  (5/1/2006)................................................ 2006     14.30        14.97          0.00
                                                             2007     14.97        15.19        626.21
                                                             2008     15.19        13.52        621.58
                                                             2009     13.52        14.95      1,770.41
                                                             2010     14.95        15.63      2,530.41
                                                             2011     15.63        16.29      2,703.80
                                                             2012     16.29        16.86      2,693.33

American Funds Global Small Capitalization+ Investment
  Division (Class 2)........................................ 2003     10.61        16.00         21.45
                                                             2004     16.00        19.00        738.73
                                                             2005     19.00        23.39        912.70
                                                             2006     23.39        28.50        981.29
                                                             2007     28.50        33.99        900.95
                                                             2008     33.99        15.51        868.13
                                                             2009     15.51        24.58      3,421.52
                                                             2010     24.58        29.55      3,407.48
                                                             2011     29.55        23.47      3,414.56
                                                             2012     23.47        27.24      3,231.55

American Funds(R) Growth Allocation Investment Division
  (Class C) (4/28/2008)..................................... 2008      9.99         6.35          0.00
                                                             2009      6.35         8.38         30.87
                                                             2010      8.38         9.37        371.52
                                                             2011      9.37         8.79        256.09
                                                             2012      8.79        10.05        523.65

                                                                  Beginning of               Number of
                                                                      Year     End of Year  Accumulation
                                                                  Accumulation Accumulation Units End of
Investment Division                                          Year  Unit Value   Unit Value      Year
-------------------                                          ---- ------------ ------------ ------------
American Funds Growth Investment Division+ (Class 2)........ 2003   $ 79.31      $106.57          4.38
                                                             2004    106.57       117.74         99.26
                                                             2005    117.74       134.37        132.81
                                                             2006    134.37       145.47        178.10
                                                             2007    145.47       160.50        231.02
                                                             2008    160.50        88.31        455.68
                                                             2009     88.31       120.92        465.36
                                                             2010    120.92       140.96        622.86
                                                             2011    140.96       132.53        608.35
                                                             2012    132.53       153.44        540.34

American Funds Growth-Income Investment Division+ (Class 2). 2003     63.76        82.93         17.28
                                                             2004     82.93        89.90        211.73
                                                             2005     89.90        93.45        368.52
                                                             2006     93.45       105.74        647.76
                                                             2007    105.74       109.08        593.98
                                                             2008    109.08        66.58        497.01
                                                             2009     66.58        85.82        548.75
                                                             2010     85.82        93.93        513.38
                                                             2011     93.93        90.57        376.56
                                                             2012     90.57       104.49        280.14

American Funds(R) Moderate Allocation Investment Division
  (Class C) (4/28/2008)..................................... 2008     10.01         7.68          0.00
                                                             2009      7.68         9.33          0.00
                                                             2010      9.33        10.09         30.47
                                                             2011     10.09         9.96         63.12
                                                             2012      9.96        10.87         97.27

Barclays Capital Aggregate Bond Index Investment Division... 2003     12.16        12.38        895.64
                                                             2004     12.38        12.65      2,945.36
                                                             2005     12.65        12.69      5,824.53
                                                             2006     12.69        12.97      8,260.35
                                                             2007     12.97        13.62      4,624.05
                                                             2008     13.62        14.17      4,179.79
                                                             2009     14.17        14.64      5,554.77
                                                             2010     14.64        15.24      4,078.10
                                                             2011     15.24        16.10      4,404.30
                                                             2012     16.10        16.43      4,731.64

BlackRock Bond Income Investment Division................... 2003     40.74        42.35          4.06
                                                             2004     42.35        43.44        158.65
                                                             2005     43.44        43.69        247.49
                                                             2006     43.69        44.80        474.85
                                                             2007     44.80        46.77        598.32
                                                             2008     46.77        44.36        490.78
                                                             2009     44.36        47.69        766.39
                                                             2010     47.69        50.74        808.72
                                                             2011     50.74        53.11        739.33
                                                             2012     53.11        56.10        764.80

BlackRock Large Cap Core Investment Division*............... 2007     75.35        75.92          2.46
                                                             2008     75.92        46.86          2.36
                                                             2009     46.86        55.00          3.29
                                                             2010     55.00        60.90          7.70
                                                             2011     60.90        60.11         11.73
                                                             2012     60.11        67.12         32.69

                                                                  Beginning of               Number of
                                                                      Year     End of Year  Accumulation
                                                                  Accumulation Accumulation Units End of
Investment Division                                          Year  Unit Value   Unit Value      Year
-------------------                                          ---- ------------ ------------ ------------
BlackRock Large Cap Investment Division..................... 2003    $45.64       $58.38          0.00
                                                             2004     58.38        63.57          2.76
                                                             2005     63.57        64.67          2.64
                                                             2006     64.67        72.49          2.55
                                                             2007     72.49        75.99          0.00

BlackRock Large Cap Value Investment Division............... 2003      7.90        10.53          0.00
                                                             2004     10.53        11.74        194.35
                                                             2005     11.74        12.20        194.35
                                                             2006     12.20        14.32        464.48
                                                             2007     14.32        14.54        482.55
                                                             2008     14.54         9.29        743.82
                                                             2009      9.29        10.15      2,479.51
                                                             2010     10.15        10.89      3,379.69
                                                             2011     10.89        10.94      4,278.93
                                                             2012     10.94        12.28      3,655.94

BlackRock Legacy Large Cap Growth Investment Division....... 2003     17.58        23.41          0.00
                                                             2004     23.41        25.03          0.00
                                                             2005     25.03        26.31          0.00
                                                             2006     26.31        26.91          0.00
                                                             2007     26.91        31.38          0.00
                                                             2008     31.38        19.56         94.31
                                                             2009     19.56        26.29        350.20
                                                             2010     26.29        30.92        291.39
                                                             2011     30.92        27.66        790.80
                                                             2012     27.66        31.06        997.06

BlackRock Legacy Large Cap Growth Investment
  Division (formerly FI Large Cap Investment Division)...... 2006     16.84        17.02          0.00
                                                             2007     17.02        17.38          0.00
                                                             2008     17.38         9.42         81.56
                                                             2009      9.42         9.81          0.00

BlackRock Money Market Investment Division (5/1/2003)....... 2003     21.52        21.37          0.00
                                                             2004     21.37        21.20          0.00
                                                             2005     21.20        21.42          0.00
                                                             2006     21.42        22.05          0.00
                                                             2007     22.05        22.76          0.00
                                                             2008     22.76        22.99          0.00
                                                             2009     22.99        22.69          0.00
                                                             2010     22.69        22.34          0.00
                                                             2011     22.34        22.00          0.00
                                                             2012     22.00        21.66          0.00

Calvert VP SRI Balanced Investment Division................. 2003     16.70        19.63         64.25
                                                             2004     19.63        20.92        174.62
                                                             2005     20.92        21.76        293.02
                                                             2006     21.76        23.31        479.23
                                                             2007     23.31        23.58        470.09
                                                             2008     23.58        15.94        492.59
                                                             2009     15.94        19.67        637.61
                                                             2010     19.67        21.71        653.12
                                                             2011     21.71        22.35        622.68
                                                             2012     22.35        24.32        627.34

                                                                  Beginning of               Number of
                                                                      Year     End of Year  Accumulation
                                                                  Accumulation Accumulation Units End of
Investment Division                                          Year  Unit Value   Unit Value      Year
-------------------                                          ---- ------------ ------------ ------------
Clarion Global Real Estate Investment Division (5/1/2004)... 2004    $ 9.99       $12.82        102.93
                                                             2005     12.82        14.30        228.85
                                                             2006     14.30        19.37      1,068.24
                                                             2007     19.37        16.21      1,396.48
                                                             2008     16.21         9.31        504.24
                                                             2009      9.31        12.35        750.22
                                                             2010     12.35        14.11        828.35
                                                             2011     14.11        13.12        763.80
                                                             2012     13.12        16.28      1,155.79

Davis Venture Value Investment Division..................... 2003     21.34        27.47          8.16
                                                             2004     27.47        30.28         53.71
                                                             2005     30.28        32.80        360.51
                                                             2006     32.80        36.92      1,253.80
                                                             2007     36.92        37.93      1,487.63
                                                             2008     37.93        22.58      1,289.76
                                                             2009     22.58        29.27      2,136.45
                                                             2010     29.27        32.20      2,510.37
                                                             2011     32.20        30.35      3,144.67
                                                             2012     30.35        33.65      2,823.97

FI Value Leaders Investment Division........................ 2003     18.26        22.81          0.00
                                                             2004     22.81        25.50          0.00
                                                             2005     25.50        27.73         62.14
                                                             2006     27.73        30.49        241.29
                                                             2007     30.49        31.20        302.83
                                                             2008     31.20        18.71        261.76
                                                             2009     18.71        22.38        288.90
                                                             2010     22.38        25.18        308.19
                                                             2011     25.18        23.21        319.01
                                                             2012     23.21        26.39        116.12

Harris Oakmark International Investment Division............ 2003      8.81        11.71         35.81
                                                             2004     11.71        13.90        194.72
                                                             2005     13.90        15.63        294.09
                                                             2006     15.63        19.83        322.96
                                                             2007     19.83        19.31      3,918.25
                                                             2008     19.31        11.24        831.83
                                                             2009     11.24        17.16      1,358.69
                                                             2010     17.16        19.67      1,730.46
                                                             2011     19.67        16.61      2,180.54
                                                             2012     16.61        21.13      2,187.29

Invesco Small Cap Growth Investment Division................ 2003      8.45        11.56          0.00
                                                             2004     11.56        12.11          0.00
                                                             2005     12.11        12.91          0.00
                                                             2006     12.91        14.52          0.00
                                                             2007     14.52        15.88          0.00
                                                             2008     15.88         9.58          0.00
                                                             2009      9.58        12.62         20.04
                                                             2010     12.62        15.68         44.19
                                                             2011     15.68        15.27         69.10
                                                             2012     15.27        17.78         89.98

                                                                  Beginning of               Number of
                                                                      Year     End of Year  Accumulation
                                                                  Accumulation Accumulation Units End of
Investment Division                                          Year  Unit Value   Unit Value      Year
-------------------                                          ---- ------------ ------------ ------------
Janus Forty Investment Division (4/30/2007)................. 2007   $140.44      $172.11          0.00
                                                             2008    172.11        98.28          5.48
                                                             2009     98.28       138.25        289.52
                                                             2010    138.25       148.91        261.19
                                                             2011    148.91       135.56        277.59
                                                             2012    135.56       163.52        304.60

Jennison Growth Investment Division......................... 2012      9.00         8.66        205.29

Jennison Growth Investment Division (formerly Oppenheimer
  Capital Appreciation Investment Division)................. 2003      6.26         7.93          0.00
                                                             2004      7.93         8.30          0.00
                                                             2005      8.30         8.56          0.00
                                                             2006      8.56         9.07         33.40
                                                             2007      9.07        10.21         40.56
                                                             2008     10.21         5.43      1,163.27
                                                             2009      5.43         7.69      1,599.59
                                                             2010      7.69         8.28      1,231.87
                                                             2011      8.28         8.04      1,218.98
                                                             2012      8.04         9.04          0.00

Loomis Sayles Small Cap Core Investment Division............ 2003     16.98        22.81          0.00
                                                             2004     22.81        26.11          7.96
                                                             2005     26.11        27.43         28.32
                                                             2006     27.43        31.43          9.04
                                                             2007     31.43        34.55         13.95
                                                             2008     34.55        21.75          6.81
                                                             2009     21.75        27.82          6.61
                                                             2010     27.82        34.85          6.54
                                                             2011     34.85        34.43          6.31
                                                             2012     34.43        38.74         39.42

Loomis Sayles Small Cap Growth Investment Division.......... 2003      6.22         8.86          2.97
                                                             2004      8.86         9.70          9.99
                                                             2005      9.70         9.97         49.72
                                                             2006      9.97        10.77         70.35
                                                             2007     10.77        11.06        108.16
                                                             2008     11.06         6.39        203.06
                                                             2009      6.39         8.16        257.60
                                                             2010      8.16        10.55        279.64
                                                             2011     10.55        10.68        339.16
                                                             2012     10.68        11.66        273.15

Lord Abbett Bond Debenture Investment Division.............. 2003     13.42        15.75          9.98
                                                             2004     15.75        16.77        267.56
                                                             2005     16.77        16.76        476.24
                                                             2006     16.76        18.01        549.63
                                                             2007     18.01        18.90        605.15
                                                             2008     18.90        15.14        611.17
                                                             2009     15.14        20.40        840.58
                                                             2010     20.40        22.69        778.23
                                                             2011     22.69        23.34        755.52
                                                             2012     23.34        25.95        668.62

Lord Abbett Mid Cap Value Investment Division............... 2012     24.81        25.48      2,435.39

                                                                  Beginning of               Number of
                                                                      Year     End of Year  Accumulation
                                                                  Accumulation Accumulation Units End of
Investment Division                                          Year  Unit Value   Unit Value      Year
-------------------                                          ---- ------------ ------------ ------------
Lord Abbett Mid Cap Value Investment Division (formerly
  Neuberger Berman Mid Cap Value Investment Division)....... 2003    $13.24       $17.76         12.87
                                                             2004     17.76        21.45        142.69
                                                             2005     21.45        23.64        718.13
                                                             2006     23.64        25.88      1,292.71
                                                             2007     25.88        26.30      1,764.93
                                                             2008     26.30        13.60      2,016.60
                                                             2009     13.60        19.78      2,600.28
                                                             2010     19.78        24.55      2,874.85
                                                             2011     24.55        22.56      2,909.57
                                                             2012     22.56        24.94          0.00

Met/Artisan Mid Cap Value Investment Division............... 2003     22.83        29.75          3.50
                                                             2004     29.75        32.11        110.98
                                                             2005     32.11        34.69        177.17
                                                             2006     34.69        38.32        411.79
                                                             2007     38.32        35.06      1,056.10
                                                             2008     35.06        18.59         25.41
                                                             2009     18.59        25.85         84.98
                                                             2010     25.85        29.21        135.51
                                                             2011     29.21        30.63        177.98
                                                             2012     30.63        33.64        259.66

Met/Franklin Income Investment Division (4/28/2008)......... 2008      9.99         7.97          0.00
                                                             2009      7.97        10.04          0.00
                                                             2010     10.04        11.05          0.00
                                                             2011     11.05        11.11          0.00
                                                             2012     11.11        12.31          0.00

Met/Franklin Low Duration Total Return Investment Division
  (5/2/2011)................................................ 2011      9.98         9.75        155.50
                                                             2012      9.75        10.02        698.04

Met/Franklin Mutual Shares Investment Division (4/28/2008).. 2008      9.99         6.59          0.00
                                                             2009      6.59         8.10          0.00
                                                             2010      8.10         8.86          0.00
                                                             2011      8.86         8.67         10.36
                                                             2012      8.67         9.73        555.14

Met/Franklin Templeton Founding Strategy Investment
  Division (4/28/2008)...................................... 2008      9.99         7.02          0.00
                                                             2009      7.02         8.89        714.78
                                                             2010      8.89         9.63      1,091.65
                                                             2011      9.63         9.32        674.83
                                                             2012      9.32        10.65        851.97

Met/Templeton Growth Investment Division (4/28/2008)........ 2008      9.99         6.56          0.00
                                                             2009      6.56         8.56          0.00
                                                             2010      8.56         9.08         19.41
                                                             2011      9.08         8.32         39.80
                                                             2012      8.32        10.02        604.65

MetLife Aggressive Strategy Investment Division............. 2011     12.05        10.31      3,029.44
                                                             2012     10.31        11.85      3,016.41

                                                                  Beginning of               Number of
                                                                      Year     End of Year  Accumulation
                                                                  Accumulation Accumulation Units End of
Investment Division                                          Year  Unit Value   Unit Value      Year
-------------------                                          ---- ------------ ------------ ------------
MetLife Aggressive Strategy Investment Division (formerly
  MetLife Aggressive Allocation Investment Division)
  (5/1/2005)................................................ 2005    $ 9.99       $11.13          0.00
                                                             2006     11.13        12.68          0.00
                                                             2007     12.68        12.89          0.00
                                                             2008     12.89         7.56          0.00
                                                             2009      7.56         9.79      3,054.68
                                                             2010      9.79        11.15      3,048.17
                                                             2011     11.15        12.08          0.00

MetLife Conservative Allocation Investment Division
  (5/1/2005)................................................ 2005      9.99        10.28          0.00
                                                             2006     10.28        10.82          0.00
                                                             2007     10.82        11.25          0.00
                                                             2008     11.25         9.48          0.00
                                                             2009      9.48        11.25        970.27
                                                             2010     11.25        12.20      1,916.09
                                                             2011     12.20        12.40      3,563.07
                                                             2012     12.40        13.33      7,441.35

MetLife Conservative to Moderate Allocation Investment
  Division (5/1/2005)....................................... 2005      9.99        10.50          0.00
                                                             2006     10.50        11.32          0.00
                                                             2007     11.32        11.68          0.00
                                                             2008     11.68         9.01          0.00
                                                             2009      9.01        10.98        445.93
                                                             2010     10.98        12.05      1,032.41
                                                             2011     12.05        11.99      1,725.12
                                                             2012     11.99        13.16      2,793.68

MetLife Mid Cap Stock Index Investment Division............. 2003      8.58        11.37        132.11
                                                             2004     11.37        12.96        552.05
                                                             2005     12.96        14.29        829.97
                                                             2006     14.29        15.46        593.70
                                                             2007     15.46        16.36        768.06
                                                             2008     16.36        10.25      2,071.59
                                                             2009     10.25        13.80      2,810.13
                                                             2010     13.80        17.13      2,949.46
                                                             2011     17.13        16.49      4,050.78
                                                             2012     16.49        19.05      4,311.72

MetLife Moderate Allocation Investment Division (5/1/2005).. 2005      9.99        10.73      1,006.34
                                                             2006     10.73        11.82      3,215.90
                                                             2007     11.82        12.14     10,567.10
                                                             2008     12.14         8.53     14,709.62
                                                             2009      8.53        10.63     16,604.39
                                                             2010     10.63        11.84     28,653.60
                                                             2011     11.84        11.50     37,552.59
                                                             2012     11.50        12.83     38,820.79

MetLife Moderate to Aggressive Allocation Investment
  Division (5/1/2005)....................................... 2005      9.99        10.96          0.00
                                                             2006     10.96        12.32          0.00
                                                             2007     12.32        12.60      2,154.57
                                                             2008     12.60         8.05      2,468.55
                                                             2009      8.05        10.23      3,196.22
                                                             2010     10.23        11.56      5,528.75
                                                             2011     11.56        10.95      4,944.15
                                                             2012     10.95        12.44      3,165.17

                                                                  Beginning of               Number of
                                                                      Year     End of Year  Accumulation
                                                                  Accumulation Accumulation Units End of
Investment Division                                          Year  Unit Value   Unit Value      Year
-------------------                                          ---- ------------ ------------ ------------
MetLife Stock Index Investment Division..................... 2003    $26.29       $33.10        107.72
                                                             2004     33.10        35.94      1,158.16
                                                             2005     35.94        36.94      2,626.84
                                                             2006     36.94        41.90      2,222.83
                                                             2007     41.90        43.30      2,747.51
                                                             2008     43.30        26.75      3,562.19
                                                             2009     26.75        33.16      5,137.73
                                                             2010     33.16        37.38      4,837.03
                                                             2011     37.38        37.41      5,528.25
                                                             2012     37.41        42.52      5,675.14

MFS(R) Research International Investment Division........... 2003      7.26         9.45         18.59
                                                             2004      9.45        11.12          5.33
                                                             2005     11.12        12.75        141.50
                                                             2006     12.75        15.89        350.25
                                                             2007     15.89        17.72        458.13
                                                             2008     17.72        10.06        531.84
                                                             2009     10.06        13.03        586.86
                                                             2010     13.03        14.29      1,135.26
                                                             2011     14.29        12.56      1,631.16
                                                             2012     12.56        14.44      1,825.69

MFS(R) Total Return Investment Division..................... 2003     30.99        35.62          0.00
                                                             2004     35.62        38.93          2.34
                                                             2005     38.93        39.42          2.43
                                                             2006     39.42        43.45         81.70
                                                             2007     43.45        44.54         92.01
                                                             2008     44.54        34.05        105.08
                                                             2009     34.05        39.66        110.53
                                                             2010     39.66        42.88         30.19
                                                             2011     42.88        43.13         36.37
                                                             2012     43.13        47.27         39.59

MFS(R) Value Investment Division............................ 2003      9.61        11.85          0.00
                                                             2004     11.85        12.97        352.34
                                                             2005     12.97        12.56      1,395.69
                                                             2006     12.56        14.57      2,347.73
                                                             2007     14.57        13.77      4,120.76
                                                             2008     13.77         8.99        237.00
                                                             2009      8.99        10.67        163.16
                                                             2010     10.67        11.68        169.12
                                                             2011     11.68        11.58        299.79
                                                             2012     11.58        13.26        707.45

MLA Mid Cap Investment Division (formerly Lazard Mid Cap
  Investment Division)...................................... 2003      9.64        11.98         33.34
                                                             2004     11.98        13.50         97.27
                                                             2005     13.50        14.36        145.98
                                                             2006     14.36        16.22          8.38
                                                             2007     16.22        15.53          0.00
                                                             2008     15.53         9.43         23.36
                                                             2009      9.43        12.70         39.18
                                                             2010     12.70        15.37         51.65
                                                             2011     15.37        14.34         89.68
                                                             2012     14.34        14.86         80.07

                                                                  Beginning of               Number of
                                                                      Year     End of Year  Accumulation
                                                                  Accumulation Accumulation Units End of
Investment Division                                          Year  Unit Value   Unit Value      Year
-------------------                                          ---- ------------ ------------ ------------
MSCI EAFE(R) Index Investment Division (formerly Morgan
  Stanley EAFE(R) Index Investment Division)................ 2003    $ 6.94       $ 9.38        186.74
                                                             2004      9.38        11.01        929.69
                                                             2005     11.01        12.25      1,842.55
                                                             2006     12.25        15.13      1,524.97
                                                             2007     15.13        16.47      2,193.59
                                                             2008     16.47         9.37      3,646.15
                                                             2009      9.37        11.83      3,509.44
                                                             2010     11.83        12.57      3,450.31
                                                             2011     12.57        10.81      5,592.10
                                                             2012     10.81        12.57      5,677.92

Morgan Stanley Mid Cap Growth Investment Division........... 2010     12.62        14.64        387.82
                                                             2011     14.64        13.42        478.16
                                                             2012     13.42        14.44        572.18

Morgan Stanley Mid Cap Growth Investment Division (formerly
  FI Mid Cap Opportunities Investment Division)............. 2003     10.72        14.17          0.00
                                                             2004     14.17        16.30         73.37
                                                             2005     16.30        17.12         88.39
                                                             2006     17.12        18.81         80.96
                                                             2007     18.81        20.02        100.36
                                                             2008     20.02         8.78        203.37
                                                             2009      8.78        11.55        273.99
                                                             2010     11.55        12.49          0.00

Neuberger Berman Genesis Investment Division................ 2003     10.77        15.89         14.56
                                                             2004     15.89        18.00        307.94
                                                             2005     18.00        18.42        630.26
                                                             2006     18.42        21.12      1,213.55
                                                             2007     21.12        20.02      1,339.97
                                                             2008     20.02        12.11      1,390.72
                                                             2009     12.11        13.45      1,827.11
                                                             2010     13.45        16.08      1,756.43
                                                             2011     16.08        16.70      1,598.37
                                                             2012     16.70        18.05      1,508.41

PIMCO Inflation Protected Bond Investment Division
  (5/1/2006)................................................ 2006     10.94        11.04          0.00
                                                             2007     11.04        12.04          0.00
                                                             2008     12.04        11.04        431.09
                                                             2009     11.04        12.83        679.70
                                                             2010     12.83        13.61      1,033.07
                                                             2011     13.61        14.90      1,034.16
                                                             2012     14.90        16.01      1,053.48

PIMCO Total Return Investment Division...................... 2003     11.32        11.63        532.41
                                                             2004     11.63        12.02      1,107.10
                                                             2005     12.02        12.10        398.28
                                                             2006     12.10        12.45        661.52
                                                             2007     12.45        13.19        497.47
                                                             2008     13.19        13.04        667.35
                                                             2009     13.04        15.15      1,923.24
                                                             2010     15.15        16.14      3,809.42
                                                             2011     16.14        16.39      2,724.68
                                                             2012     16.39        17.64      3,880.30

                                                                  Beginning of               Number of
                                                                      Year     End of Year  Accumulation
                                                                  Accumulation Accumulation Units End of
Investment Division                                          Year  Unit Value   Unit Value      Year
-------------------                                          ---- ------------ ------------ ------------
RCM Technology Investment Division.......................... 2003    $ 2.95       $ 4.58          0.00
                                                             2004      4.58         4.31         29.00
                                                             2005      4.31         4.71        134.50
                                                             2006      4.71         4.89         27.68
                                                             2007      4.89         6.33          0.00
                                                             2008      6.33         3.46        155.02
                                                             2009      3.46         5.42        217.36
                                                             2010      5.42         6.81        267.75
                                                             2011      6.81         6.05        305.02
                                                             2012      6.05         6.67        167.57

Russell 2000(R) Index Investment Division................... 2003      9.21        13.22         86.60
                                                             2004     13.22        15.28        343.81
                                                             2005     15.28        15.69        488.80
                                                             2006     15.69        18.17        363.46
                                                             2007     18.17        17.58      2,152.25
                                                             2008     17.58        11.48        768.81
                                                             2009     11.48        14.20      1,274.25
                                                             2010     14.20        17.70      1,649.26
                                                             2011     17.70        16.68      2,672.90
                                                             2012     16.68        19.06      2,717.22

SSgA Growth ETF Investment Division (5/1/2006).............. 2006     10.69        11.39          0.00
                                                             2007     11.39        11.84          0.00
                                                             2008     11.84         7.81          0.00
                                                             2009      7.81         9.94          0.00
                                                             2010      9.94        11.17          0.00
                                                             2011     11.17        10.76        779.40
                                                             2012     10.76        12.19        875.42

SSgA Growth and Income ETF Investment Division (5/1/2006)... 2006     10.50        11.14          0.00
                                                             2007     11.14        11.56          0.00
                                                             2008     11.56         8.52          0.00
                                                             2009      8.52        10.48          0.00
                                                             2010     10.48        11.59          0.00
                                                             2011     11.59        11.53        575.45
                                                             2012     11.53        12.81      1,689.26

T. Rowe Price Large Cap Growth Investment Division.......... 2003      8.62        11.09          0.00
                                                             2004     11.09        11.98          0.00
                                                             2005     11.98        12.55          0.00
                                                             2006     12.55        13.95         44.03
                                                             2007     13.95        14.99      1,825.84
                                                             2008     14.99         8.56        124.25
                                                             2009      8.56        12.05        150.18
                                                             2010     12.05        13.86        519.11
                                                             2011     13.86        13.46        667.62
                                                             2012     13.46        15.73        820.74

                                                                  Beginning of               Number of
                                                                      Year     End of Year  Accumulation
                                                                  Accumulation Accumulation Units End of
Investment Division                                          Year  Unit Value   Unit Value      Year
-------------------                                          ---- ------------ ------------ ------------
T. Rowe Price Mid Cap Growth Investment Division............ 2003    $ 4.53       $ 6.09          0.00
                                                             2004      6.09         7.07        169.28
                                                             2005      7.07         7.98        604.86
                                                             2006      7.98         8.34      1,203.35
                                                             2007      8.34         9.66      4,123.98
                                                             2008      9.66         5.73        724.25
                                                             2009      5.73         8.21      1,303.86
                                                             2010      8.21        10.32      1,557.72
                                                             2011     10.32        10.00      1,889.95
                                                             2012     10.00        11.19      2,231.50

T. Rowe Price Small Cap Growth Investment Division.......... 2003      8.60        11.93         20.78
                                                             2004     11.93        13.04         54.91
                                                             2005     13.04        14.22         62.70
                                                             2006     14.22        14.51         47.00
                                                             2007     14.51        15.64         47.09
                                                             2008     15.64         9.81         10.18
                                                             2009      9.81        13.39        558.00
                                                             2010     13.39        17.75         36.81
                                                             2011     17.75        17.74        162.50
                                                             2012     17.74        20.24      1,450.14

Third Avenue Small Cap Value Investment Division............ 2003      8.22        11.45          0.00
                                                             2004     11.45        14.26         54.51
                                                             2005     14.26        16.21         71.09
                                                             2006     16.21        18.06         50.17
                                                             2007     18.06        17.25         57.46
                                                             2008     17.25        11.91         89.54
                                                             2009     11.91        14.84        103.36
                                                             2010     14.84        17.51        105.41
                                                             2011     17.51        15.70        111.09
                                                             2012     15.70        18.23        116.69

Western Asset Management Strategic Bond Opportunities
  Investment Division....................................... 2003     16.78        18.61          0.00
                                                             2004     18.61        19.47        233.67
                                                             2005     19.47        19.67        395.15
                                                             2006     19.67        20.30        654.64
                                                             2007     20.30        20.73        816.42
                                                             2008     20.73        17.30        694.32
                                                             2009     17.30        22.47      1,368.67
                                                             2010     22.47        24.88      1,762.86
                                                             2011     24.88        25.93      1,916.73
                                                             2012     25.93        28.41      1,695.49

Western Asset Management U.S. Government Investment Division 2003     15.36        15.37        784.08
                                                             2004     15.37        15.54      1,320.26
                                                             2005     15.54        15.52        196.37
                                                             2006     15.52        15.88        718.72
                                                             2007     15.88        16.26        934.00
                                                             2008     16.26        15.93        830.02
                                                             2009     15.93        16.32        983.78
                                                             2010     16.32        16.96      1,117.28
                                                             2011     16.96        17.57        814.18
                                                             2012     17.57        17.83        531.87

                       METLIFE FINANCIAL FREEDOM SELECT
                              LOWEST POSSIBLE MIX
                         1.15 SEPARATE ACCOUNT CHARGE


                                                   Beginning of               Number of
                                                       Year     End of Year  Accumulation
                                                   Accumulation Accumulation Units End of
Investment Division                           Year  Unit Value   Unit Value      Year
-------------------                           ---- ------------ ------------ ------------
American Funds(R) Balanced Allocation
  Investment Division (Class C) (4/28/2008).. 2008   $ 10.00      $  7.02      121,674.19
                                              2009      7.02         8.98      556,856.55
                                              2010      8.98         9.96    1,051,071.36
                                              2011      9.96         9.63    1,389,856.12
                                              2012      9.63        10.81    1,614,724.24

American Funds Bond Investment Division+
  (Class 2) (5/1/2006)....................... 2006     14.82        15.56       52,024.77
                                              2007     15.56        15.85      174,819.77
                                              2008     15.85        14.17      206,376.24
                                              2009     14.17        15.73      277,083.25
                                              2010     15.73        16.51      351,455.60
                                              2011     16.51        17.28      370,197.45
                                              2012     17.28        17.95      422,088.27

American Funds Global Small Capitalization+
  Investment Division (Class 2).............. 2003     10.81        16.37       14,982.78
                                              2004     16.37        19.51       80,216.60
                                              2005     19.51        24.12      227,193.58
                                              2006     24.12        29.51      447,880.61
                                              2007     29.51        35.33      656,275.07
                                              2008     35.33        16.19      882,590.75
                                              2009     16.19        25.75    1,078,475.48
                                              2010     25.75        31.09    1,218,773.78
                                              2011     31.09        24.79    1,379,599.29
                                              2012     24.79        28.89    1,450,623.19

American Funds(R) Growth Allocation
  Investment Division (Class C) (4/28/2008).. 2008      9.99         6.37      194,988.37
                                              2009      6.37         8.44      768,461.08
                                              2010      8.44         9.47    1,297,995.99
                                              2011      9.47         8.92    1,634,408.32
                                              2012      8.92        10.24    1,872,175.12

American Funds Growth Investment Division+
  (Class 2).................................. 2003     85.54       115.40       13,543.19
                                              2004    115.40       128.01       55,834.31
                                              2005    128.01       146.68      129,239.16
                                              2006    146.68       159.42      223,498.95
                                              2007    159.42       176.61      293,354.57
                                              2008    176.61        97.57      362,056.25
                                              2009     97.57       134.13      427,118.96
                                              2010    134.13       156.98      472,282.87
                                              2011    156.98       148.18      507,110.40
                                              2012    148.18       172.25      526,253.30

American Funds Growth-Income Investment
  Division+ (Class 2)........................ 2003     68.77        89.81       18,970.96
                                              2004     89.81        97.74       71,689.28
                                              2005     97.74       102.01      143,320.39
                                              2006    102.01       115.89      202,055.10
                                              2007    115.89       120.03      259,197.84
                                              2008    120.03        73.56      299,030.63
                                              2009     73.56        95.20      339,192.74
                                              2010     95.20       104.60      377,221.58
                                              2011    104.60       101.26      392,047.42
                                              2012    101.26       117.30      404,584.87

                                                   Beginning of               Number of
                                                       Year     End of Year  Accumulation
                                                   Accumulation Accumulation Units End of
Investment Division                           Year  Unit Value   Unit Value      Year
-------------------                           ---- ------------ ------------ ------------
American Funds(R) Moderate Allocation
  Investment Division (Class C) (4/28/2008).. 2008    $10.01       $ 7.70      204,533.60
                                              2009      7.70         9.39      664,696.39
                                              2010      9.39        10.20    1,095,529.66
                                              2011     10.20        10.11    1,570,635.67
                                              2012     10.11        11.07    1,884,620.02

Barclays Capital Aggregate Bond Index
  Investment Division........................ 2003     12.36        12.63      144,664.71
                                              2004     12.63        12.97      428,405.73
                                              2005     12.97        13.06      910,620.62
                                              2006     13.06        13.40    1,382,777.48
                                              2007     13.40        14.13    1,782,657.77
                                              2008     14.13        14.75    1,647,058.68
                                              2009     14.75        15.31    2,178,913.92
                                              2010     15.31        16.00    2,647,051.81
                                              2011     16.00        16.97    2,864,713.09
                                              2012     16.97        17.38    3,351,309.18

BlackRock Bond Income Investment Division.... 2003     44.02        45.94       12,384.39
                                              2004     45.94        47.31       31,771.09
                                              2005     47.31        47.78       64,260.01
                                              2006     47.78        49.19       95,129.12
                                              2007     49.19        51.55      113,272.33
                                              2008     51.55        49.09      110,003.42
                                              2009     49.09        52.99      134,615.77
                                              2010     52.99        56.61      164,675.43
                                              2011     56.61        59.49      170,965.15
                                              2012     59.49        63.09      196,152.51

BlackRock Large Cap Core Investment Division* 2007     82.90        83.75       27,200.84
                                              2008     83.75        51.90       30,685.85
                                              2009     51.90        61.16       37,979.27
                                              2010     61.16        67.99       48,350.58
                                              2011     67.99        67.38       64,258.02
                                              2012     67.38        75.54       72,282.23

BlackRock Large Cap Investment Division...... 2003     49.35        63.38        4,046.54
                                              2004     63.38        69.29       11,627.54
                                              2005     69.29        70.77       18,853.47
                                              2006     70.77        79.64       21,780.72
                                              2007     79.64        83.59            0.00

BlackRock Large Cap Value Investment Division 2003      7.92        10.60        3,799.75
                                              2004     10.60        11.87       41,453.44
                                              2005     11.87        12.39       90,472.98
                                              2006     12.39        14.59      200,625.43
                                              2007     14.59        14.87      338,503.06
                                              2008     14.87         9.54      401,171.39
                                              2009      9.54        10.47      571,838.16
                                              2010     10.47        11.28      665,322.98
                                              2011     11.28        11.38      785,364.96
                                              2012     11.38        12.82      882,704.57

                                                   Beginning of               Number of
                                                       Year     End of Year  Accumulation
                                                   Accumulation Accumulation Units End of
Investment Division                           Year  Unit Value   Unit Value      Year
-------------------                           ---- ------------ ------------ ------------
BlackRock Legacy Large Cap Growth Investment
  Division................................... 2003    $18.17       $24.29        2,861.22
                                              2004     24.29        26.06        3,633.57
                                              2005     26.06        27.51       11,978.18
                                              2006     27.51        28.25       22,086.50
                                              2007     28.25        33.07       46,455.59
                                              2008     33.07        20.70       86,121.65
                                              2009     20.70        27.93      128,118.29
                                              2010     27.93        32.99      152,192.29
                                              2011     32.99        29.63      202,786.15
                                              2012     29.63        33.41      242,779.95

BlackRock Legacy Large Cap Growth Investment
  Division (formerly FI Large Cap Investment
  Division).................................. 2006     17.50        17.74       10,134.75
                                              2007     17.74        18.19       23,977.37
                                              2008     18.19         9.89       37,277.29
                                              2009      9.89        10.32            0.00

BlackRock Money Market Investment Division
  (5/1/2003)................................. 2003     23.29        23.19            0.00
                                              2004     23.19        23.09            0.00
                                              2005     23.09        23.43            0.00
                                              2006     23.43        24.21            0.00
                                              2007     24.21        25.09            0.00
                                              2008     25.09        25.44            0.00
                                              2009     25.44        25.22            0.00
                                              2010     25.22        24.93            0.00
                                              2011     24.93        24.64            0.00
                                              2012     24.64        24.36            0.00

Calvert VP SRI Balanced Investment Division.. 2003     17.40        20.52        6,664.49
                                              2004     20.52        21.96       21,378.29
                                              2005     21.96        22.94       41,201.23
                                              2006     22.94        24.67       86,212.91
                                              2007     24.67        25.06      125,591.07
                                              2008     25.06        17.01      161,248.36
                                              2009     17.01        21.07      205,769.79
                                              2010     21.07        23.35      246,778.53
                                              2011     23.35        24.13      260,730.34
                                              2012     24.13        26.36      275,164.61

Clarion Global Real Estate Investment
  Division (5/1/2004)........................ 2004      9.99        12.85       32,361.21
                                              2005     12.85        14.39      211,809.17
                                              2006     14.39        19.58      488,853.51
                                              2007     19.58        16.45      709,880.30
                                              2008     16.45         9.48      802,996.74
                                              2009      9.48        12.63      904,981.60
                                              2010     12.63        14.50      961,544.85
                                              2011     14.50        13.53    1,042,246.40
                                              2012     13.53        16.85    1,088,929.94

                                                   Beginning of               Number of
                                                       Year     End of Year  Accumulation
                                                   Accumulation Accumulation Units End of
Investment Division                           Year  Unit Value   Unit Value      Year
-------------------                           ---- ------------ ------------ ------------
Davis Venture Value Investment Division...... 2003   $ 22.05      $ 28.50       16,227.34
                                              2004     28.50        31.54       89,201.49
                                              2005     31.54        34.29      268,434.82
                                              2006     34.29        38.76      475,212.75
                                              2007     38.76        39.98      663,987.62
                                              2008     39.98        23.90      779,914.92
                                              2009     23.90        31.11      918,129.18
                                              2010     31.11        34.35    1,021,833.33
                                              2011     34.35        32.51    1,066,238.57
                                              2012     32.51        36.19    1,105,703.61

FI Value Leaders Investment Division......... 2003     18.99        23.81        2,262.03
                                              2004     23.81        26.72       11,500.32
                                              2005     26.72        29.17       35,920.78
                                              2006     29.17        32.20       78,333.40
                                              2007     32.20        33.09      101,164.80
                                              2008     33.09        19.92      111,617.92
                                              2009     19.92        23.92      130,067.79
                                              2010     23.92        27.02      146,694.34
                                              2011     27.02        25.01      156,435.99
                                              2012     25.01        28.55      154,696.39

Harris Oakmark International Investment
  Division................................... 2003      8.85        11.82       19,511.29
                                              2004     11.82        14.08       85,264.44
                                              2005     14.08        15.90      251,803.76
                                              2006     15.90        20.25      533,163.25
                                              2007     20.25        19.80      812,437.99
                                              2008     19.80        11.57      909,654.50
                                              2009     11.57        17.73    1,043,965.44
                                              2010     17.73        20.41    1,254,723.58
                                              2011     20.41        17.30    1,533,863.38
                                              2012     17.30        22.10    1,675,195.89

Invesco Small Cap Growth Investment Division. 2003      8.49        11.66        2,111.31
                                              2004     11.66        12.27        5,419.83
                                              2005     12.27        13.13       15,098.34
                                              2006     13.13        14.83       37,039.55
                                              2007     14.83        16.28       57,767.04
                                              2008     16.28         9.86       68,209.44
                                              2009      9.86        13.04       92,455.18
                                              2010     13.04        16.27      106,043.37
                                              2011     16.27        15.91      120,152.69
                                              2012     15.91        18.60      129,886.16

Janus Forty Investment Division (4/30/2007).. 2007    155.28       190.81        3,064.32
                                              2008    190.81       109.41       30,321.52
                                              2009    109.41       154.51       69,318.46
                                              2010    154.51       167.10       97,045.35
                                              2011    167.10       152.73      112,850.97
                                              2012    152.73       184.96      132,075.75

Jennison Growth Investment Division.......... 2012      9.41         9.09      539,655.43

                                                   Beginning of               Number of
                                                       Year     End of Year  Accumulation
                                                   Accumulation Accumulation Units End of
Investment Division                           Year  Unit Value   Unit Value      Year
-------------------                           ---- ------------ ------------ ------------
Jennison Growth Investment
  Division (formerly Oppenheimer Capital
  Appreciation Investment Division).......... 2003    $ 6.31       $ 8.02       8,584.95
                                              2004      8.02         8.43      26,654.60
                                              2005      8.43         8.73      71,232.08
                                              2006      8.73         9.29     123,997.78
                                              2007      9.29        10.49     195,153.29
                                              2008     10.49         5.61     254,070.40
                                              2009      5.61         7.97     316,145.01
                                              2010      7.97         8.62     448,556.55
                                              2011      8.62         8.40     482,660.92
                                              2012      8.40         9.46           0.00

Loomis Sayles Small Cap Core Investment
  Division................................... 2003     17.58        23.71       3,228.37
                                              2004     23.71        27.25       8,561.34
                                              2005     27.25        28.74      28,010.97
                                              2006     28.74        33.07      59,402.51
                                              2007     33.07        36.49      88,213.45
                                              2008     36.49        23.06     107,403.97
                                              2009     23.06        29.62     123,701.77
                                              2010     29.62        37.25     136,862.89
                                              2011     37.25        36.95     154,769.54
                                              2012     36.95        41.74     170,326.27

Loomis Sayles Small Cap Growth Investment
  Division................................... 2003      6.26         8.96       7,737.94
                                              2004      8.96         9.84      31,713.66
                                              2005      9.84        10.16      61,213.51
                                              2006     10.16        11.02     103,113.29
                                              2007     11.02        11.36     164,851.99
                                              2008     11.36         6.59     200,034.78
                                              2009      6.59         8.45     237,853.76
                                              2010      8.45        10.97     247,239.17
                                              2011     10.97        11.14     270,063.18
                                              2012     11.14        12.21     296,360.90

Lord Abbett Bond Debenture Investment
  Division................................... 2003     13.79        16.24      11,093.84
                                              2004     16.24        17.36      52,230.11
                                              2005     17.36        17.42     136,924.22
                                              2006     17.42        18.80     227,247.93
                                              2007     18.80        19.80     322,578.34
                                              2008     19.80        15.93     340,532.94
                                              2009     15.93        21.54     385,655.93
                                              2010     21.54        24.06     431,883.49
                                              2011     24.06        24.85     461,026.62
                                              2012     24.85        27.74     494,004.15

Lord Abbett Mid Cap Value Investment Division 2012     26.19        26.97     977,864.56

Lord Abbett Mid Cap Value Investment
  Division (formerly Neuberger Berman Mid
  Cap Value Investment Division)............. 2003     13.47        18.13      32,588.41
                                              2004     18.13        21.98     136,845.70
                                              2005     21.98        24.32     304,908.67
                                              2006     24.32        26.74     489,376.42
                                              2007     26.74        27.28     663,256.48
                                              2008     27.28        14.16     797,929.68
                                              2009     14.16        20.68     858,091.58
                                              2010     20.68        25.77     904,609.58
                                              2011     25.77        23.78     955,076.06
                                              2012     23.78        26.32           0.00

                                                   Beginning of               Number of
                                                       Year     End of Year  Accumulation
                                                   Accumulation Accumulation Units End of
Investment Division                           Year  Unit Value   Unit Value      Year
-------------------                           ---- ------------ ------------ ------------
Met/Artisan Mid Cap Value Investment Division 2003    $23.73       $31.04       30,181.02
                                              2004     31.04        33.65      110,750.47
                                              2005     33.65        36.50      227,513.06
                                              2006     36.50        40.47      289,878.60
                                              2007     40.47        37.18      333,726.00
                                              2008     37.18        19.79      335,618.24
                                              2009     19.79        27.63      354,998.61
                                              2010     27.63        31.35      357,846.23
                                              2011     31.35        33.00      351,579.05
                                              2012     33.00        36.40      358,912.59

Met/Franklin Income Investment Division
  (4/28/2008)................................ 2008      9.99         8.00       18,925.96
                                              2009      8.00        10.10       76,133.69
                                              2010     10.10        11.17      175,335.25
                                              2011     11.17        11.28      240,177.36
                                              2012     11.28        12.54      365,169.88

Met/Franklin Low Duration Total Return
  Investment Division (5/2/2011)............. 2011      9.98         9.78       10,939.78
                                              2012      9.78        10.09       55,925.51

Met/Franklin Mutual Shares Investment
  Division (4/28/2008)....................... 2008      9.99         6.61       10,882.44
                                              2009      6.61         8.16       64,918.25
                                              2010      8.16         8.95      149,433.96
                                              2011      8.95         8.80      190,177.92
                                              2012      8.80         9.91      235,138.53

Met/Franklin Templeton Founding Strategy
  Investment Division (4/28/2008)............ 2008      9.99         7.04       24,985.84
                                              2009      7.04         8.95      116,165.26
                                              2010      8.95         9.74      269,043.80
                                              2011      9.74         9.46      334,760.39
                                              2012      9.46        10.85      410,319.61

Met/Templeton Growth Investment Division
  (4/28/2008)................................ 2008      9.99         6.58        9,643.09
                                              2009      6.58         8.62       43,892.66
                                              2010      8.62         9.18       78,696.70
                                              2011      9.18         8.45      120,504.72
                                              2012      8.45        10.20      141,802.05

MetLife Aggressive Strategy Investment
  Division................................... 2011     12.34        10.59    1,909,145.85
                                              2012     10.59        12.22    2,134,004.67

MetLife Aggressive Strategy Investment
  Division (formerly MetLife Aggressive
  Allocation Investment Division) (5/1/2005). 2005      9.99        11.16        6,670.59
                                              2006     11.16        12.77      180,227.91
                                              2007     12.77        13.03      513,196.27
                                              2008     13.03         7.67      799,850.74
                                              2009      7.67         9.97    1,297,216.65
                                              2010      9.97        11.40    1,592,205.37
                                              2011     11.40        12.38            0.00

MetLife Conservative Allocation Investment
  Division (5/1/2005)........................ 2005      9.99        10.31       17,041.17
                                              2006     10.31        10.90       43,214.85
                                              2007     10.90        11.37      148,320.62
                                              2008     11.37         9.62      279,644.96
                                              2009      9.62        11.47      406,016.23
                                              2010     11.47        12.48      593,216.03
                                              2011     12.48        12.74    1,035,626.50
                                              2012     12.74        13.74    1,227,537.46

                                                   Beginning of               Number of
                                                       Year     End of Year  Accumulation
                                                   Accumulation Accumulation Units End of
Investment Division                           Year  Unit Value   Unit Value      Year
-------------------                           ---- ------------ ------------ -------------
MetLife Conservative to Moderate Allocation
  Investment Division (5/1/2005)............. 2005    $ 9.99       $10.53        38,350.22
                                              2006     10.53        11.39       327,965.49
                                              2007     11.39        11.80       712,052.60
                                              2008     11.80         9.15     1,176,507.34
                                              2009      9.15        11.18     1,521,527.64
                                              2010     11.18        12.33     2,226,031.92
                                              2011     12.33        12.32     2,840,099.83
                                              2012     12.32        13.57     3,366,467.07

MetLife Mid Cap Stock Index Investment
  Division................................... 2003      8.67        11.53        91,255.87
                                              2004     11.53        13.19       139,283.11
                                              2005     13.19        14.61       266,173.33
                                              2006     14.61        15.87       472,965.71
                                              2007     15.87        16.86       662,368.42
                                              2008     16.86        10.60       813,369.45
                                              2009     10.60        14.34       944,409.27
                                              2010     14.34        17.86     1,034,531.67
                                              2011     17.86        17.27     1,188,691.65
                                              2012     17.27        20.03     1,344,078.68

MetLife Moderate Allocation Investment
  Division (5/1/2005)........................ 2005      9.99        10.76       185,399.49
                                              2006     10.76        11.90     1,036,118.92
                                              2007     11.90        12.27     2,916,876.82
                                              2008     12.27         8.66     4,590,335.22
                                              2009      8.66        10.83     6,757,809.46
                                              2010     10.83        12.12     9,166,120.55
                                              2011     12.12        11.81    11,223,269.63
                                              2012     11.81        13.23    13,087,866.51

MetLife Moderate to Aggressive Allocation
  Investment Division (5/1/2005)............. 2005      9.99        10.99        92,873.97
                                              2006     10.99        12.41       872,058.09
                                              2007     12.41        12.74     2,856,621.59
                                              2008     12.74         8.17     5,013,875.02
                                              2009      8.17        10.42     7,442,005.10
                                              2010     10.42        11.82     9,546,593.21
                                              2011     11.82        11.25    11,114,182.78
                                              2012     11.25        12.83    12,649,227.45

MetLife Stock Index Investment Division...... 2003     27.66        34.96        82,808.02
                                              2004     34.96        38.11       275,038.70
                                              2005     38.11        39.33       547,798.08
                                              2006     39.33        44.79       783,095.95
                                              2007     44.79        46.47     1,014,276.29
                                              2008     46.47        28.82     1,356,676.50
                                              2009     28.82        35.88     1,625,992.39
                                              2010     35.88        40.61     1,882,506.27
                                              2011     40.61        40.80     2,102,565.94
                                              2012     40.80        46.56     2,255,489.75

                                                   Beginning of               Number of
                                                       Year     End of Year  Accumulation
                                                   Accumulation Accumulation Units End of
Investment Division                           Year  Unit Value   Unit Value      Year
-------------------                           ---- ------------ ------------ ------------
MFS(R) Research International Investment
  Division................................... 2003    $ 7.32       $ 9.56       17,836.97
                                              2004      9.56        11.29       33,557.48
                                              2005     11.29        13.00       89,994.11
                                              2006     13.00        16.27      257,687.66
                                              2007     16.27        18.22      469,870.91
                                              2008     18.22        10.38      715,053.77
                                              2009     10.38        13.50      929,902.72
                                              2010     13.50        14.87    1,050,952.03
                                              2011     14.87        13.12    1,195,052.67
                                              2012     13.12        15.14    1,271,450.16

MFS(R) Total Return Investment Division...... 2003     33.00        38.08        7,191.76
                                              2004     38.08        41.78       24,289.54
                                              2005     41.78        42.48       54,395.78
                                              2006     42.48        47.01       84,211.32
                                              2007     47.01        48.38      119,028.13
                                              2008     48.38        37.14      124,603.51
                                              2009     37.14        43.43      142,764.40
                                              2010     43.43        47.14      158,075.19
                                              2011     47.14        47.61      165,698.88
                                              2012     47.61        52.39      178,819.28

MFS(R) Value Investment Division............. 2003      9.77        12.09       57,143.48
                                              2004     12.09        13.29      177,468.75
                                              2005     13.29        12.92      372,897.00
                                              2006     12.92        15.06      446,843.92
                                              2007     15.06        14.28      542,706.43
                                              2008     14.28         9.36      575,265.94
                                              2009      9.36        11.16      661,514.74
                                              2010     11.16        12.26      740,015.29
                                              2011     12.26        12.20      771,580.97
                                              2012     12.20        14.03      833,311.96

MLA Mid Cap Investment Division (formerly
  Lazard Mid Cap Investment Division)........ 2003      9.69        12.09        2,865.13
                                              2004     12.09        13.67       18,025.97
                                              2005     13.67        14.61       52,664.20
                                              2006     14.61        16.56       75,763.68
                                              2007     16.56        15.92      130,448.12
                                              2008     15.92         9.71      144,410.76
                                              2009      9.71        13.13      184,744.22
                                              2010     13.13        15.95      195,569.43
                                              2011     15.95        14.93      202,888.53
                                              2012     14.93        15.54      216,015.95

MSCI EAFE(R) Index Investment
  Division (formerly Morgan Stanley EAFE(R)
  Index Investment Division)................. 2003      7.06         9.57      142,473.29
                                              2004      9.57        11.29      245,217.23
                                              2005     11.29        12.60      488,217.83
                                              2006     12.60        15.63      714,989.16
                                              2007     15.63        17.08      975,903.28
                                              2008     17.08         9.76    1,336,199.40
                                              2009      9.76        12.37    1,607,780.30
                                              2010     12.37        13.20    1,905,179.76
                                              2011     13.20        11.40    2,353,835.92
                                              2012     11.40        13.30    2,541,139.60

                                                   Beginning of               Number of
                                                       Year     End of Year  Accumulation
                                                   Accumulation Accumulation Units End of
Investment Division                           Year  Unit Value   Unit Value      Year
-------------------                           ---- ------------ ------------ ------------
Morgan Stanley Mid Cap Growth Investment
  Division................................... 2010    $13.30       $15.47      334,164.64
                                              2011     15.47        14.24      379,574.41
                                              2012     14.24        15.38      414,973.83

Morgan Stanley Mid Cap Growth Investment
  Division (formerly FI Mid Cap
  Opportunities Investment Division)......... 2003     10.97        14.56            0.00
                                              2004     14.56        16.82       35,155.94
                                              2005     16.82        17.74       64,889.51
                                              2006     17.74        19.56      133,447.27
                                              2007     19.56        20.90      166,623.10
                                              2008     20.90         9.21      255,078.97
                                              2009      9.21        12.16      298,919.30
                                              2010     12.16        13.17            0.00

Neuberger Berman Genesis Investment Division. 2003     10.88        16.11       48,453.97
                                              2004     16.11        18.33      175,008.38
                                              2005     18.33        18.82      287,683.69
                                              2006     18.82        21.67      374,993.08
                                              2007     21.67        20.63      454,086.47
                                              2008     20.63        12.53      468,805.82
                                              2009     12.53        13.98      539,322.97
                                              2010     13.98        16.77      538,917.95
                                              2011     16.77        17.49      531,388.36
                                              2012     17.49        18.97      538,563.17

PIMCO Inflation Protected Bond Investment
  Division (5/1/2006)........................ 2006     11.07        11.20       14,323.43
                                              2007     11.20        12.27       53,603.10
                                              2008     12.27        11.29      365,194.13
                                              2009     11.29        13.18      533,777.77
                                              2010     13.18        14.04      737,915.95
                                              2011     14.04        15.42      890,455.58
                                              2012     15.42        16.64    1,247,772.30

PIMCO Total Return Investment Division....... 2003     11.41        11.76       70,150.27
                                              2004     11.76        12.20      251,822.19
                                              2005     12.20        12.34      587,365.40
                                              2006     12.34        12.75      830,339.80
                                              2007     12.75        13.55      990,487.69
                                              2008     13.55        13.45    1,132,008.34
                                              2009     13.45        15.70    1,495,095.67
                                              2010     15.70        16.79    1,968,358.65
                                              2011     16.79        17.12    2,139,928.09
                                              2012     17.12        18.49    2,501,524.92

RCM Technology Investment Division........... 2003      2.97         4.63       19,825.87
                                              2004      4.63         4.38       57,801.86
                                              2005      4.38         4.81      109,550.02
                                              2006      4.81         5.00      202,153.84
                                              2007      5.00         6.51      318,061.62
                                              2008      6.51         3.57      403,536.36
                                              2009      3.57         5.62      587,559.45
                                              2010      5.62         7.09      800,564.32
                                              2011      7.09         6.31      940,219.48
                                              2012      6.31         7.00    1,075,417.57

                                                   Beginning of               Number of
                                                       Year     End of Year  Accumulation
                                                   Accumulation Accumulation Units End of
Investment Division                           Year  Unit Value   Unit Value      Year
-------------------                           ---- ------------ ------------ ------------
Russell 2000(R) Index Investment Division.... 2003    $ 9.36       $13.49       57,176.25
                                              2004     13.49        15.66       92,647.13
                                              2005     15.66        16.14      203,487.62
                                              2006     16.14        18.77      330,869.18
                                              2007     18.77        18.23      449,867.09
                                              2008     18.23        11.95      520,314.13
                                              2009     11.95        14.85      658,112.73
                                              2010     14.85        18.59      717,969.90
                                              2011     18.59        17.59      809,681.37
                                              2012     17.59        20.17      899,539.95

SSgA Growth ETF Investment Division
  (5/1/2006)................................. 2006     10.71        11.45        2,722.18
                                              2007     11.45        11.95       16,348.82
                                              2008     11.95         7.92       16,025.29
                                              2009      7.92        10.11      103,310.15
                                              2010     10.11        11.40      249,877.19
                                              2011     11.40        11.03      444,336.25
                                              2012     11.03        12.55      562,260.89

SSgA Growth and Income ETF Investment
  Division (5/1/2006)........................ 2006     10.52        11.19        3,054.10
                                              2007     11.19        11.66        7,612.59
                                              2008     11.66         8.64       13,071.93
                                              2009      8.64        10.66      125,239.92
                                              2010     10.66        11.83      421,848.35
                                              2011     11.83        11.82      671,026.93
                                              2012     11.82        13.19      927,602.57

T. Rowe Price Large Cap Growth Investment
  Division................................... 2003      8.76        11.33       22,582.04
                                              2004     11.33        12.28       85,713.15
                                              2005     12.28        12.91      160,902.73
                                              2006     12.91        14.41      262,445.10
                                              2007     14.41        15.55      364,181.00
                                              2008     15.55         8.91      442,818.70
                                              2009      8.91        12.60      524,705.52
                                              2010     12.60        14.55      579,752.68
                                              2011     14.55        14.19      625,657.21
                                              2012     14.19        16.65      794,110.28

T. Rowe Price Mid Cap Growth Investment
  Division................................... 2003      4.56         6.16       14,813.41
                                              2004      6.16         7.18       99,520.94
                                              2005      7.18         8.14      203,186.34
                                              2006      8.14         8.54      411,060.56
                                              2007      8.54         9.93      605,999.98
                                              2008      9.93         5.91      826,878.73
                                              2009      5.91         8.51    1,049,482.42
                                              2010      8.51        10.74    1,227,450.81
                                              2011     10.74        10.44    1,444,698.15
                                              2012     10.44        11.73    1,668,365.37

                                                   Beginning of               Number of
                                                       Year     End of Year  Accumulation
                                                   Accumulation Accumulation Units End of
Investment Division                           Year  Unit Value   Unit Value      Year
-------------------                           ---- ------------ ------------ ------------
T. Rowe Price Small Cap Growth Investment
  Division................................... 2003    $ 8.80       $12.26       9,431.44
                                              2004     12.26        13.46      41,674.45
                                              2005     13.46        14.73      61,128.13
                                              2006     14.73        15.09     119,926.48
                                              2007     15.09        16.34     147,039.90
                                              2008     16.34        10.28     178,819.10
                                              2009     10.28        14.10     240,114.29
                                              2010     14.10        18.77     319,841.50
                                              2011     18.77        18.82     411,903.64
                                              2012     18.82        21.56     513,764.82

Third Avenue Small Cap Value Investment
  Division................................... 2003      8.24        11.52      10,024.24
                                              2004     11.52        14.41      23,882.79
                                              2005     14.41        16.45     116,689.87
                                              2006     16.45        18.40     218,803.53
                                              2007     18.40        17.64     312,434.44
                                              2008     17.64        12.24     345,244.78
                                              2009     12.24        15.30     421,184.87
                                              2010     15.30        18.13     458,491.15
                                              2011     18.13        16.31     514,785.38
                                              2012     16.31        19.03     552,419.55

Western Asset Management Strategic Bond
  Opportunities Investment Division.......... 2003     17.34        19.30       6,880.83
                                              2004     19.30        20.28      37,987.88
                                              2005     20.28        20.57     116,330.65
                                              2006     20.57        21.31     234,231.30
                                              2007     21.31        21.85     363,414.55
                                              2008     21.85        18.31     359,771.96
                                              2009     18.31        23.87     374,438.61
                                              2010     23.87        26.54     407,645.88
                                              2011     26.54        27.77     431,825.10
                                              2012     27.77        30.55     470,287.86

Western Asset Management U.S. Government
  Investment Division........................ 2003     15.87        15.95      17,717.61
                                              2004     15.95        16.19      53,620.30
                                              2005     16.19        16.23     126,212.33
                                              2006     16.23        16.67     223,236.27
                                              2007     16.67        17.15     292,693.44
                                              2008     17.15        16.86     309,301.14
                                              2009     16.86        17.35     361,216.45
                                              2010     17.35        18.09     413,299.30
                                              2011     18.09        18.82     418,185.51
                                              2012     18.82        19.18     459,898.11

-----------

  The assets of the Oppenheimer Capital Appreciation Investment Division of the Met Investors Fund were merged into the Jennison Growth Investment Division of the Metropolitan Fund on April 30, 2012. Accumulation Unit Values prior to April 30, 2012 are those of the Oppenheimer Capital Appreciation Investment Division.

  The assets of the Lord Abbett Mid Cap Value Investment Division (formerly the Neuberger Berman Mid Cap Value Division) of the Metropolitan Fund were merged into the Lord Abbett Mid Cap Value Investment Division of the Met Investors Fund on April 30, 2012. Accumulation Unit Values prior to April 30, 2012 are those of the Lord Abbett Mid Cap Value Investment Division of the Metropolitan Fund.

  The assets of MetLife Aggressive Allocation Investment Division of the Metropolitan Fund were merged into the MetLife Aggressive Strategy Investment Division of the Met Investors Fund on May 2, 2011. Accumulation Unit Values prior to May 2, 2011 are those of the MetLife Aggressive Allocation Investment Division.

  The assets of FI Mid Cap Opportunities Investment Division of the Metropolitan Fund were merged into the Morgan Stanley Mid Cap Growth Investment Division of the Met Investors Fund on May 3, 2010. Accumulation Unit Values prior to May 3, 2010 are those of FI Mid Cap Opportunities Investment Division.

  The assets of FI Large Cap Investment Division of the Metropolitan Funds were merged into the BlackRock Legacy Large Cap Growth Investment Division of the Metropolitan Fund on May 1, 2009. Accumulation Unit Values prior to May 1, 2009 are those of the FI Large Cap Investment Division.

  The assets of BlackRock Large Cap Investment Division (formerly BlackRock Investment Trust Investment Division) of the Metropolitan Fund were merged into the BlackRock Large Cap Core Investment Division of the Met Investors Fund on April 30, 2007. Accumulation Unit Values prior to April 30, 2007 are those of the BlackRock Large Cap Investment Division.

  The Investment Division of the Metropolitan Fund with the name FI Mid Cap Opportunities was merged into the Janus Mid Cap Investment Division of the Metropolitan Fund prior to the opening of business on May 3, 2004 and was renamed FI Mid Cap Opportunities. The Investment Division with the name FI Mid Cap Opportunities on April 30, 2004 ceased to exist. The Accumulation Unit Values history prior to May 1, 2004 is that of the Investment Division which no longer exists.

* We are waiving a portion of the Separate Account charge for the Investment Division investing in the BlackRock Large Cap Core Portfolio.

+ The Accumulation Unit Values for the American Funds Bond, American Funds
  Growth-Income, American Funds Growth and American Funds Global Capitalization Investment Divisions are calculated with an additional .25% Separate Account Charge as indicated in the Separate Account Charge section of the Table of Expenses.

  Please see the Table of Expenses for more information.

APPENDIX IV

PORTFOLIO LEGAL AND MARKETING NAMES


                                          LEGAL NAME OF
SERIES FUND/TRUST                         PORTFOLIO SERIES                    MARKETING NAME
  American Funds Insurance Series(R)      Bond Fund                           American Funds Bond Fund
  American Funds Insurance Series(R)      Global Small Capitalization Fund    American Funds Global Small Capitalization Fund
  American Funds Insurance Series(R)      Growth - Income Fund                American Funds Growth-Income Fund
  American Funds Insurance Series(R)      Growth Fund                         American Funds Growth Fund

APPENDIX V

ADDITIONAL INFORMATION REGARDING THE PORTFOLIOS

The Portfolios below were subject to a merger or name change. The charts identify the former name and new name of each of these Portfolios.

PORTFOLIO MERGERS




FORMER PORTFOLIO          NEW PORTFOLIO
  MET INVESTORS FUND      MET INVESTORS FUND
    Met/Franklin            Loomis Sayles Global Markets Portfolio
  Income Portfolio
    Met/Franklin            MetLife Growth Strategy Portfolio
  Templeton
  Founding Strategy
  Portfolio
    Met/Templeton           Oppenheimer Global Equity Portfolio
  Growth Portfolio
  METROPOLITAN FUND       METROPOLITAN FUND
    FI Value                MFS(R) Value Portfolio
  Leaders Portfolio
  MET INVESTORS FUND      METROPOLITAN FUND
    Met/Franklin            MFS(R) Value Portfolio
  Mutual Shares
  Portfolio
    MLA Mid Cap             Neuberger Berman Genesis Portfolio
  Portfolio
    RCM Technology          T. Rowe Price Large Cap Growth Portfolio
  Portfolio



PORTFOLIO NAME CHANGES




FORMER PORTFOLIO          NEW PORTFOLIO
  MET INVESTORS FUND      MET INVESTORS FUND
    Lazard Mid Cap          MLA Mid Cap Portfolio
  Portfolio
  METROPOLITAN FUND       METROPOLITAN FUND
    Barclays                Barclays Aggregate Bond Index Portfolio
  Capital Aggregate
  Bond Index
  Portfolio
    BlackRock               BlackRock Capital Appreciation Portfolio
  Legacy Large Cap
  Growth Portfolio

                          Request For a Statement of
                   Additional Information/Change of Address

If You would like any of the following Statements of Additional Information, or have changed your address, please check the appropriate box below and return to the address below.

[_] Metropolitan Life Separate Account E,

[_] Metropolitan Series Fund

[_] Met Investors Series Trust

[_] American Funds Insurance Series(R)

[_] Calvert VP SRI Balanced Portfolio

[_] I have changed my address. My current address is:

                          _________________  Name ___
                          (Contract Number)

                                             Address

                          _________________         _
                             (Signature)          zip

Metropolitan Life Insurance Company
P.O. Box 10342
Des Moines, IA 50306-0342

                                                                 April 29, 2013


MetLife Financial Freedom Select(R) Variable Annuity Contracts Issued by Metropolitan Life Insurance Company
This Prospectus describes MetLife Financial Freedom Select group and individual deferred variable annuity contracts ("Deferred Annuities").

--------------------------------------------------------------------------------

    You decide how to allocate your money among the various available investment choices. The investment choices available to You are listed in the Contract for your Deferred Annuity. Your choices may include the Fixed
Interest Account (not offered or described in this Prospectus) and Investment Divisions available through Metropolitan Life Separate Account E which, in turn, invest in the following corresponding portfolios of the Metropolitan Series Fund ("Metropolitan Fund"), a portfolio of the Calvert Variable Series, Inc. ("Calvert Fund"), portfolios of the Met Investors Series Trust ("Met Investors Fund") and funds of the American Funds Insurance Series(R) ("American Funds(R)"). For convenience, the portfolios and the funds are referred to as "Portfolios" in this Prospectus.


                                  AMERICAN FUNDS(R)
AMERICAN FUNDS BOND                          AMERICAN FUNDS GROWTH
AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION   AMERICAN FUNDS GROWTH-INCOME
                                     CALVERT FUND
CALVERT VP SRI BALANCED
                                  MET INVESTORS FUND
AMERICAN FUNDS(R) BALANCED ALLOCATION        MET/FRANKLIN LOW DURATION TOTAL RETURN
AMERICAN FUNDS(R) GROWTH ALLOCATION          METLIFE AGGRESSIVE STRATEGY
AMERICAN FUNDS(R) MODERATE ALLOCATION        METLIFE GROWTH STRATEGY
BLACKROCK LARGE CAP CORE                     MFS(R) RESEARCH INTERNATIONAL
CLARION GLOBAL REAL ESTATE                   MORGAN STANLEY MID CAP GROWTH
HARRIS OAKMARK INTERNATIONAL                 OPPENHEIMER GLOBAL EQUITY
INVESCO SMALL CAP GROWTH                     PIMCO INFLATION PROTECTED BOND
JANUS FORTY                                  PIMCO TOTAL RETURN
LOOMIS SAYLES GLOBAL MARKETS                 SSGA GROWTH AND INCOME ETF
LORD ABBETT BOND DEBENTURE                   SSGA GROWTH ETF
LORD ABBETT MID CAP VALUE                    T. ROWE PRICE MID CAP GROWTH
                                             THIRD AVENUE SMALL CAP VALUE
                                  METROPOLITAN FUND
BARCLAYS AGGREGATE BOND INDEX                METLIFE MODERATE TO AGGRESSIVE ALLOCATION
BLACKROCK BOND INCOME                        METLIFE STOCK INDEX
BLACKROCK CAPITAL APPRECIATION               MFS(R) TOTAL RETURN
BLACKROCK LARGE CAP VALUE                    MFS(R) VALUE
DAVIS VENTURE VALUE                          MSCI EAFE(R) INDEX
JENNISON GROWTH                              NEUBERGER BERMAN GENESIS
LOOMIS SAYLES SMALL CAP CORE                 RUSSELL 2000(R) INDEX
LOOMIS SAYLES SMALL CAP GROWTH               T. ROWE PRICE LARGE CAP GROWTH
MET/ARTISAN MID CAP VALUE                    T. ROWE PRICE SMALL CAP GROWTH
METLIFE CONSERVATIVE ALLOCATION              WESTERN ASSET MANAGEMENT STRATEGIC BOND
METLIFE CONSERVATIVE TO MODERATE ALLOCATION   OPPORTUNITIES
METLIFE MID CAP STOCK INDEX                  WESTERN ASSET MANAGEMENT U.S. GOVERNMENT
METLIFE MODERATE ALLOCATION

Certain Portfolios have been subject to a change. Please see Appendix V -- "Additional Information Regarding the Portfolios".

HOW TO LEARN MORE:

Before investing, read this Prospectus. The Prospectus contains information about the Deferred Annuities and Metropolitan Life Separate Account E which You should know before investing. Keep this Prospectus for future reference. For more information, request a copy of the Statement of Additional Information ("SAI"), dated April 29, 2013. The SAI is considered part of this Prospectus as though it were included in the Prospectus. The Table of Contents of the SAI appears on page 87 of this Prospectus. To request a free copy of the SAI or to ask questions, write or call:


Metropolitan Life Insurance Company
P.O. Box 10342
Des Moines, IA 50306-0342
(800) 638-7732





 Deferred
 Annuities
 Available:

   .  TSA
   .  TSA ERISA
   .  Simplified Employee Pensions (SEPs)
   .  SIMPLE Individual Retirement Annuities
   . 457(b) Eligible Deferred Compensation Arrangements (457(b)s) . 403(a) Arrangements

 Classes Available
 for each
 Deferred Annuity
   .  e
   .  e Bonus

 A word about investment risk:

 An investment in any of these variable annuities involves investment risk. You could lose money You invest. Money invested is NOT:

 .  a bank deposit or obligation;

 .  federally insured or guaranteed; or

 .  endorsed by any bank or other financial institution.

Each class of the Deferred Annuities has its own Separate Account charge and Withdrawal Charge schedule. Each provides the opportunity to invest for retirement. The expenses for the e Bonus Class of the Deferred Annuity may be higher than similar contracts without a bonus. The purchase payment credits ("Bonus") may be more than offset by the higher expenses for the e Bonus Class.

The Securities and Exchange Commission has a Web site (http://www.sec.gov) which You may visit to view this Prospectus, SAI and other information. The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation otherwise is a criminal offense.

                               TABLE OF CONTENTS


    Important Terms You Should Know.....................................  5
    Table of Expenses...................................................  8
    Accumulation Unit Values Tables..................................... 14
    MetLife............................................................. 15
    Metropolitan Life Separate Account E................................ 15
    Variable Annuities.................................................. 15
        Replacement of Annuity Contracts................................ 16
        The Deferred Annuity............................................ 16
    Classes of the Deferred Annuity..................................... 18
    Your Investment Choices............................................. 20
    Deferred Annuities.................................................. 25
        The Deferred Annuity and Your Retirement Plan................... 26
            403(b) Plan Terminations.................................... 26
        Automated Investment Strategies................................. 26
        Purchase Payments............................................... 27
            Purchase Payments--Section 403(b) Plans..................... 28
            Allocation of Purchase Payments............................. 28
            Limits on Purchase Payments................................. 28
        The Value of Your Investment.................................... 28
        Transfer Privilege.............................................. 29
            Restrictions on Transfers................................... 30
        Access to Your Money............................................ 32
            Systematic Withdrawal Program............................... 32
            Minimum Distribution........................................ 34
        Charges......................................................... 34
            Separate Account Charge..................................... 34
            Investment-Related Charge................................... 35
        Annual Contract Fee............................................. 35
            Optional Guaranteed Minimum Income Benefit.................. 35
            Optional Lifetime Withdrawal Guarantee Benefit.............. 35
        Premium and Other Taxes......................................... 36
        Withdrawal Charges.............................................. 36
            When No Withdrawal Charge Applies to the e Bonus Class...... 37
        Free Look....................................................... 38
        Death Benefit--Generally........................................ 38
            Standard Death Benefit...................................... 39
        Optional Death Benefit.......................................... 40
            Annual Step-Up Death Benefit................................ 40
        Living Benefits................................................. 42
        Pay-Out Options (or Income Options)............................. 58
            Income Payment Types........................................ 59
            Allocation.................................................. 60

    Minimum Size of Your Income Payment..........................................  60
    The Value of Your Income Payments............................................  60
        Reallocation Privilege...................................................  62
        Charges..................................................................  63
General Information..............................................................  64
    Administration...............................................................  64
        Purchase Payments........................................................  64
        Confirming Transactions..................................................  64
        Processing Transactions..................................................  65
           By Telephone or Internet..............................................  65
           After Your Death......................................................  65
           Abandoned Property Requirements.......................................  66
           Misstatement..........................................................  66
           Third Party Requests..................................................  66
           Valuation--Suspension of Payments.....................................  66
    Advertising Performance......................................................  67
    Changes to Your Deferred Annuity.............................................  69
    Voting Rights................................................................  69
    Who Sells the Deferred Annuities.............................................  70
    Financial Statements.........................................................  72
    Your Spouse's Rights.........................................................  72
    When We Can Cancel Your Deferred Annuity.....................................  72
Income Taxes.....................................................................  74
Legal Proceedings................................................................  86
Table of Contents for the Statement of Additional Information....................  87
Appendix I Premium Tax Table.....................................................  88
Appendix II What You Need To Know If You Are A Texas Optional Retirement Program
  Participant....................................................................  89
Appendix III Accumulation Unit Values For Each Investment Division...............  90
Appendix IV Portfolio Legal and Marketing Names.................................. 113
Appendix V Additional Information Regarding the Portfolios....................... 114


The Deferred Annuities are not to be offered anywhere that they may not lawfully be offered and sold. MetLife has not authorized any information or representations about the Deferred Annuities other than the information in this Prospectus, supplements to the Prospectus or any supplemental sales material we authorize.

IMPORTANT TERMS YOU SHOULD KNOW

ACCOUNT BALANCE

When You purchase a Deferred Annuity, an account is set up for You. Your Account Balance is the total amount of money credited to You under your Deferred Annuity including money in the Investment Divisions of the Separate Account and the Fixed Interest Account.

ACCUMULATION UNIT VALUE

With a Deferred Annuity, money paid-in or transferred into an Investment Division of the Separate Account is credited to You in the form of accumulation units. Accumulation units are established for each Investment Division. We determine the value of these accumulation units as of the close of the Exchange (see definition below) each day the Exchange is open for regular trading. The Exchange usually closes at 4 p.m. Eastern Time but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying Portfolios.

ADMINISTRATIVE OFFICE

Your Administrative Office is the MetLife office that will generally handle the administration of all your requests concerning your Deferred Annuity. Your Contract will indicate the address of your Administrative Office. We will notify You if there is a change in the address of your Administrative Office. The telephone number to call to initiate a request is 1-800-638-7732.

ANNUITANT

The natural person whose life is the measure for determining the duration and the dollar amount of income payments.

ANNUITY UNIT VALUE

With a variable pay-out option, the money paid-in or reallocated into an Investment Division of the Separate Account is held in the form of annuity units. Annuity units are established for each Investment Division. We determine the value of these annuity units as of the close of the Exchange each day the Exchange is open for regular trading. The Exchange usually closes at 4 p.m. Eastern Time but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying Portfolios.

ASSUMED INVESTMENT RETURN (AIR)

Under a variable pay-out option, the AIR is the assumed percentage rate of return used to determine the amount of the first variable income payment. The AIR is also the benchmark that is used to calculate the investment performance of a given Investment Division to determine all subsequent payments to You.

BENEFICIARY

The person or persons who receives a benefit, including continuing payments or a lump sum payment, if the owner dies.

CONTRACT

A Contract is the legal agreement between You and MetLife or between MetLife and the employer, plan trustee or other entity or the certificate issued to You under a group annuity Contract. This document contains relevant provisions of your Deferred Annuity. MetLife issues Contracts for each of the annuities described in this Prospectus.

CONTRACT ANNIVERSARY

An anniversary of the date we issue the Deferred Annuity.

CONTRACT YEAR

The Contract Year for a Deferred Annuity is the one year period starting on the date we issue the Deferred Annuity and each Contract Anniversary thereafter. For the TSA Deferred Annuity issued to a plan subject to the Employee Retirement Income Security Act of 1974 ("TSA ERISA Deferred Annuity"), 457(b) and 403(a) Deferred Annuities, for convenience, Contract Year also refers to the one year period starting on the date the participant enrolls in the plan funded by the Deferred Annuity.

EXCHANGE

In this Prospectus, the New York Stock Exchange is referred to as the "Exchange."

GOOD ORDER

A request or transaction generally is considered in "Good Order" if it complies with our administrative procedures and the required information is complete and correct. A request or transaction may be rejected or delayed if not in Good Order. If You have any questions, You should contact us or your sales representative before submitting the form or request.

INVESTMENT DIVISION

Investment Divisions are subdivisions of the Separate Account. When You allocate a purchase payment, transfer money or make reallocations of your income payment to an Investment Division, the Investment Division purchases shares of a Portfolio (with the same name) within the Metropolitan Fund, the Calvert Fund, the Met Investors Fund or the American Funds(R).

METLIFE

MetLife is Metropolitan Life Insurance Company which is the company that issues the Deferred Annuities. Throughout this Prospectus, MetLife is also referred to as "we," "us" or "our."

SEPARATE ACCOUNT

A separate account is an investment account. All assets contributed to Investment Divisions under the Deferred Annuities are pooled in the Separate Account and maintained for the benefit of investors in Deferred Annuities.

VARIABLE ANNUITY

An annuity in which returns/income payments are based upon the performance of investments such as stocks and bonds held by one or more underlying Portfolios. You assume the investment risk for any amounts allocated to the Investment Divisions in a Variable Annuity.

WITHDRAWAL CHARGE

The Withdrawal Charge is the amount we deduct from the amount You have withdrawn from your Deferred Annuity, if You withdraw money prematurely from a Deferred Annuity. This charge is often referred to as a deferred sales load or back-end sales load.

YOU

In this Prospectus, depending on the context, "You" is the owner of the Deferred Annuity or the participant or Annuitant for whom money is invested under certain group arrangements. In cases where we are referring to giving instructions or making payments to us for 457(b), 403(a), TSA ERISA and certain TSA non-ERISA Deferred Annuities, "You" means the trustee or employer. Under 457(b), 403(a), and 403(b) plans where the participant or Annuitant is permitted to choose among investment choices, "You" means the participant or Annuitant who is giving us instructions about the investment choices. In connection with a 403(b) plan termination, as of the date of the Contract or cash distribution under such plan termination, "You" means the participant who has received such Contract or cash distribution.

   TABLE OF EXPENSES--METLIFE FINANCIAL FREEDOM SELECT DEFERRED ANNUITIES

    The following tables describe the expenses You will pay when You buy, hold or withdraw amounts from your Deferred Annuity. The first table describes charges You will pay at the time You purchase the Deferred Annuity, make withdrawals from your Deferred Annuity or make transfers between the Investment Divisions. There are no fees for the Fixed Interest Account. The tables do not show premium taxes (ranging from 0.5% to 3.5%, which are applicable only in certain jurisdictions--see Appendix I) and other taxes which may apply.

--------------------------------------------------------------------------------
  Contract Owner Transaction Expenses

Sales Charge Imposed on Purchase Payments.......................                           None
Withdrawal Charge (as a percentage of the amount withdrawn) (1).                       Up to 3%
Transfer Fee (2)................................................ Maximum Guaranteed Charge: $25
                                                                           Current Charge: None

     The second table describes the fees and expenses that You will bear periodically during the time You hold the Deferred Annuity, but does not include fees and expenses for the Portfolios. You pay the Separate Account charge designated under the appropriate class for the Standard Death Benefit or the Optional Annual Step-Up Death Benefit.

Annual Contract Fee (3)................................ $30

Current Annual Separate Account Charge (as a percentage of your average
Account Balance) for all Investment Divisions except the American Funds
Growth-Income, American Funds Growth and American Funds Global Small
Capitalization Divisions (4)
                                                   e CLASS e BONUS CLASS (5)
Death Benefit                                      ------- -----------------
  Standard Death Benefit..........................  0.50%        0.95%
  Optional Annual Step-Up Death Benefit...........  0.60%        1.05%

Current Annual Separate Account Charge (as a percentage of your average
Account Balance) for the American Funds Growth-Income, American Funds
Growth, American Funds Bond and American Funds Global Small Capitalization
Divisions and maximum guaranteed Separate Account charge (as a percentage of your Account Balance) for all future Investment Divisions (4)
                                                   e CLASS e BONUS CLASS (5)
Death Benefit                                      ------- -----------------
  Standard Death Benefit..........................  0.75%        1.20%
  Optional Annual Step-Up Death Benefit...........  0.85%        1.30%
Optional Guaranteed Minimum Income Benefit (6)............       0.70%
Optional Lifetime Withdrawal Guarantee Benefit
  (7)-maximum charge......................................       0.95%
Optional Lifetime Withdrawal Guarantee Benefit
  (7)-current charge......................................       0.95%

The third table shows the minimum and maximum total operating expenses charged by the Portfolios, as well as the operating expenses for each Portfolio, that You may bear periodically while You hold the Deferred Annuity. All the Portfolios listed below are Class B except for the Portfolios of the American Funds(R), which are Class 2 Portfolios, American Funds(R) Balanced Allocation Portfolio, American Funds(R) Growth Allocation Portfolio and American Funds(R) Moderate Allocation Portfolio of the Met Investors Fund which are Class C Portfolios, and the Calvert VP SRI Balanced Portfolio. Certain Portfolios may impose a redemption fee in the future. More details concerning the Metropolitan Fund, the Calvert Fund, the Met Investors Fund and the American Funds(R) fees and expenses are contained in their respective prospectuses. Current prospectuses for the Portfolios can be obtained by calling 800-638-7732.

  Minimum and Maximum Total Annual Fund Operating Expenses



     Total Annual American Funds(R), Calvert Fund, Met    Minimum* Maximum
     Investors Fund and Metropolitan Fund Operating         0.53%    1.32%
     Expenses as of December 31, 2012 (expenses that are
     deducted from Fund assets, including management
     fees, distribution and/or service (12b-1) fees and
     other expenses).


* Does not take into consideration any American Funds(R) Portfolio, for which an additional Separate Account charge applies.

/1/ A Withdrawal Charge may apply if You take a withdrawal from your Deferred
    Annuity. The charge on the amount withdrawn for each class is calculated according to the following schedule:

            IF WITHDRAWN DURING CONTRACT YEAR  e CLASS e BONUS CLASS
            ---------------------------------  ------- -------------
                       1......................  None         3%
                       2......................               3%
                       3......................               3%
                       4......................               3%
                       5......................               3%
                       6......................               3%
                       7......................               3%
                       Thereafter.............               0%

    There are times when the Withdrawal Charge does not apply to amounts that are withdrawn from a Deferred Annuity. For example, after the first Contract Year, each year You may withdraw up to 10% of your Account Balance without a Withdrawal Charge. These withdrawals are made on a non-cumulative basis.

/2/ We reserve the right to limit transfers as described later in this Prospectus. We reserve the right to impose a transfer fee. The amount of this fee will be no greater than $25 per transfer.

/3/ This fee may be waived under certain circumstances. This fee is waived if your Account Balance is at least $50,000 on the day the fee is deducted. The fee will be deducted on a pro-rata basis (determined based upon the number of complete months that have elapsed since the prior Contract Anniversary) if You take a total withdrawal of your Account Balance. This fee will not be deducted if You are on medical leave approved by your employer or called to active armed service duty at the time the fee is to be deducted and your employer has informed us of your status. During the pay-out phase we reserve the right to deduct this fee.

/4/ You pay the Separate Account charge with the Standard Death Benefit for your class of the Deferred Annuity during the pay-out phase of your Contract. Charges for optional benefits are those for a Deferred Annuity purchased after April 30, 2009. Different charges may have been in effect for prior time periods. We reserve the right to impose an additional Separate Account charge on Investment Divisions that we add to the Contract in the future. The additional amount will not exceed the annual rate of 0.25% of the average daily net assets in any such Investment Divisions, as shown in the table labeled "Current Separate Account Charge for American Funds(R) Investment Divisions and maximum guaranteed Separate Account charge for all future Investment Divisions."


    We are waiving 0.08% of the Separate Account charge for the Investment Division investing in the BlackRock Large Cap Core Portfolio. We are waiving an amount equal to the Portfolio expenses that are in excess of 0.87% for the Investment Division investing in the Oppenheimer Global Equity Portfolio of the Met Investors Series Trust.


/5/ The Separate Account charge with the Standard Death Benefit for the e Bonus
    Class will be reduced by 0.45% to 0.50% (0.75% for amounts in the American Funds(R) Investment Divisions) after You have held the Contract for seven years. Similarly, the Separate Account charge will be reduced by 0.45% to 0.60% for the Annual Step-Up Death Benefit (0.85% for amounts held in the American Funds(R) Investment Divisions and for amounts held in the maximum guaranteed Separate Account charge Investment Divisions) after You Have held the Contract for seven years.

/6/ You may not have the Guaranteed Minimum Income Benefit and the Lifetime
    Withdrawal Benefit in effect at the same time.

    The charge for the Guaranteed Minimum Income Benefit is a percentage of your guaranteed minimum income base, as defined later in this Prospectus, and is deducted at the end of each Contract Year by withdrawing amounts on a pro-rata basis from your Fixed Interest Account Balance (net of any outstanding loans) and Separate Account Balance. (We take amounts from the Separate Account by canceling, if available, accumulation units from your Separate Account Balance.) You do not pay this charge once You are in the pay-out phase of your Contract. Different charges for the Guaranteed Minimum Income Benefit were in effect prior to May 4, 2009.

/7/ The charge for the Lifetime Withdrawal Guarantee Benefit is a percentage of your Total Guaranteed Withdrawal Amount, as defined later in this Prospectus, and is deducted at the end of each Contract Year by withdrawing amounts on a pro-rata basis from your Fixed Interest Account Balance and Separate Account Balance. (We take amounts from the Separate Account by canceling accumulation units from your Separate Account Balance.) You do not pay this charge once You are in the pay-out phase of your Contract or after your rider terminates. If an Automatic Annual Step-Up occurs under a Lifetime Withdrawal Guarantee Benefit, we may increase the Lifetime Withdrawal Guarantee Benefit charge to then current charge, but no more than a maximum of 0.95%. Different charges for the Lifetime Withdrawal Guarantee Benefit were in effect prior to May 4, 2009. If, at the time the Contract was issued, the current charge for the benefit was equal to the maximum charge, then the charge for the benefit will not increase upon an Automatic Annual Step-Up. (See Lifetime Withdrawal Guarantee Benefit for more information.)

  AMERICAN FUNDS INSURANCE SERIES(R)--CLASS 2 PORTFOLIO FEES AND EXPENSES
(as a percentage of average daily net assets)
                                                            DISTRIBUTION          ACQUIRED    TOTAL    FEE WAIVER   NET TOTAL
                                                               AND/OR             FUND FEES  ANNUAL      AND/OR      ANNUAL
                                                 MANAGEMENT   SERVICE     OTHER      AND    OPERATING    EXPENSE    OPERATING
                                                    FEE     (12B-1) FEES EXPENSES EXPENSES  EXPENSES  REIMBURSEMENT EXPENSES
-----------------------------------------------------------------------------------------------------------------------------
American Funds Bond Fund........................    0.37%       0.25%      0.02%     --       0.64%        --         0.64%
American Funds Global Small Capitalization Fund.    0.71%       0.25%      0.04%     --       1.00%        --         1.00%
American Funds Growth Fund......................    0.33%       0.25%      0.02%     --       0.60%        --         0.60%
American Funds Growth-Income Fund...............    0.27%       0.25%      0.02%     --       0.54%        --         0.54%
                                                                                                      -----------------------



  CALVERT VARIABLE SERIES, INC. PORTFOLIO FEES AND EXPENSES
(as a percentage of average daily net assets)
                                              DISTRIBUTION          ACQUIRED    TOTAL    FEE WAIVER   NET TOTAL
                                                 AND/OR             FUND FEES  ANNUAL      AND/OR      ANNUAL
                                   MANAGEMENT   SERVICE     OTHER      AND    OPERATING    EXPENSE    OPERATING
                                      FEE     (12B-1) FEES EXPENSES EXPENSES  EXPENSES  REIMBURSEMENT EXPENSES
---------------------------------------------------------------------------------------------------------------
Calvert VP SRI Balanced Portfolio.    0.70%        --        0.20%     --       0.90%        --         0.90%
                                                                                        -----------------------



  MET INVESTORS SERIES TRUST PORTFOLIO FEES AND EXPENSES
(as a percentage of average daily net assets)
                                                                      DISTRIBUTION          ACQUIRED    TOTAL    FEE WAIVER
                                                                         AND/OR             FUND FEES  ANNUAL      AND/OR
                                                           MANAGEMENT   SERVICE     OTHER      AND    OPERATING    EXPENSE
                                                              FEE     (12B-1) FEES EXPENSES EXPENSES  EXPENSES  REIMBURSEMENT
------------------------------------------------------------------------------------------------------------------------------
American Funds(R) Balanced Allocation Portfolio--Class C..    0.06%       0.55%      0.01%    0.38%     1.00%         --
American Funds(R) Growth Allocation Portfolio--Class C....    0.07%       0.55%      0.01%    0.38%     1.01%         --
American Funds(R) Moderate Allocation Portfolio--Class C..    0.06%       0.55%      0.01%    0.37%     0.99%         --
BlackRock Large Cap Core Portfolio--Class B...............    0.59%       0.25%      0.05%      --      0.89%       0.01%
Clarion Global Real Estate Portfolio--Class B.............    0.60%       0.25%      0.06%      --      0.91%         --
Harris Oakmark International Portfolio--Class B...........    0.77%       0.25%      0.06%      --      1.08%       0.02%
Invesco Small Cap Growth Portfolio--Class B...............    0.85%       0.25%      0.02%      --      1.12%       0.01%
Janus Forty Portfolio--Class B............................    0.63%       0.25%      0.03%      --      0.91%       0.01%
Loomis Sayles Global Markets Portfolio--Class B...........    0.70%       0.25%      0.09%      --      1.04%         --
Lord Abbett Bond Debenture Portfolio--Class B.............    0.51%       0.25%      0.03%      --      0.79%         --
Lord Abbett Mid Cap Value Portfolio--Class B..............    0.65%       0.25%      0.04%    0.06%     1.00%       0.00%
Met/Franklin Low Duration Total Return Portfolio--Class B.    0.50%       0.25%      0.07%      --      0.82%       0.02%
MetLife Aggressive Strategy Portfolio--Class B............    0.09%       0.25%      0.01%    0.72%     1.07%         --
MetLife Growth Strategy Portfolio--Class B................    0.06%       0.25%        --     0.69%     1.00%         --
MFS(R) Research International Portfolio--Class B..........    0.68%       0.25%      0.07%      --      1.00%       0.05%
Morgan Stanley Mid Cap Growth Portfolio--Class B..........    0.65%       0.25%      0.07%      --      0.97%       0.01%
Oppenheimer Global Equity Portfolio--Class B..............    0.67%       0.25%      0.09%      --      1.01%       0.02%
PIMCO Inflation Protected Bond Portfolio--Class B.........    0.47%       0.25%      0.11%      --      0.83%         --
PIMCO Total Return Portfolio--Class B.....................    0.48%       0.25%      0.03%      --      0.76%         --
SSgA Growth and Income ETF Portfolio--Class B.............    0.31%       0.25%      0.01%    0.24%     0.81%         --
SSgA Growth ETF Portfolio--Class B........................    0.32%       0.25%      0.03%    0.25%     0.85%         --
T. Rowe Price Mid Cap Growth Portfolio--Class B...........    0.75%       0.25%      0.03%      --      1.03%         --
Third Avenue Small Cap Value Portfolio--Class B...........    0.74%       0.25%      0.03%      --      1.02%       0.01%
                                                                                                                --------------


  MET INVESTORS SERIES TRUST PORTFOLIO FEES AND EXPENSES
(as a percentage of average daily net assets)
                                                           NET TOTAL
                                                            ANNUAL
                                                           OPERATING
                                                           EXPENSES
--------------------------------------------------------------------
American Funds(R) Balanced Allocation Portfolio--Class C..   1.00%
American Funds(R) Growth Allocation Portfolio--Class C....   1.01%
American Funds(R) Moderate Allocation Portfolio--Class C..   0.99%
BlackRock Large Cap Core Portfolio--Class B...............   0.88%
Clarion Global Real Estate Portfolio--Class B.............   0.91%
Harris Oakmark International Portfolio--Class B...........   1.06%
Invesco Small Cap Growth Portfolio--Class B...............   1.11%
Janus Forty Portfolio--Class B............................   0.90%
Loomis Sayles Global Markets Portfolio--Class B...........   1.04%
Lord Abbett Bond Debenture Portfolio--Class B.............   0.79%
Lord Abbett Mid Cap Value Portfolio--Class B..............   1.00%
Met/Franklin Low Duration Total Return Portfolio--Class B.   0.80%
MetLife Aggressive Strategy Portfolio--Class B............   1.07%
MetLife Growth Strategy Portfolio--Class B................   1.00%
MFS(R) Research International Portfolio--Class B..........   0.95%
Morgan Stanley Mid Cap Growth Portfolio--Class B..........   0.96%
Oppenheimer Global Equity Portfolio--Class B..............   0.99%
PIMCO Inflation Protected Bond Portfolio--Class B.........   0.83%
PIMCO Total Return Portfolio--Class B.....................   0.76%
SSgA Growth and Income ETF Portfolio--Class B.............   0.81%
SSgA Growth ETF Portfolio--Class B........................   0.85%
T. Rowe Price Mid Cap Growth Portfolio--Class B...........   1.03%
Third Avenue Small Cap Value Portfolio--Class B...........   1.01%
                                                           ---------

  METROPOLITAN SERIES FUND--CLASS B PORTFOLIO FEES AND EXPENSES
(as a percentage of average daily net assets)
                                                                            DISTRIBUTION          ACQUIRED    TOTAL
                                                                               AND/OR             FUND FEES  ANNUAL
                                                                 MANAGEMENT   SERVICE     OTHER      AND    OPERATING
                                                                    FEE     (12B-1) FEES EXPENSES EXPENSES  EXPENSES
----------------------------------------------------------------------------------------------------------------------
Barclays Aggregate Bond Index Portfolio.........................    0.25%       0.25%      0.04%      --      0.54%
BlackRock Bond Income Portfolio.................................    0.32%       0.25%      0.04%      --      0.61%
BlackRock Capital Appreciation Portfolio........................    0.70%       0.25%      0.03%      --      0.98%
BlackRock Large Cap Value Portfolio.............................    0.63%       0.25%      0.03%      --      0.91%
Davis Venture Value Portfolio...................................    0.70%       0.25%      0.03%      --      0.98%
Jennison Growth Portfolio.......................................    0.61%       0.25%      0.03%      --      0.89%
Loomis Sayles Small Cap Core Portfolio..........................    0.90%       0.25%      0.07%    0.10%     1.32%
Loomis Sayles Small Cap Growth Portfolio........................    0.90%       0.25%      0.06%      --      1.21%
Met/Artisan Mid Cap Value Portfolio.............................    0.81%       0.25%      0.04%      --      1.10%
MetLife Conservative Allocation Portfolio.......................    0.09%       0.25%      0.02%    0.54%     0.90%
MetLife Conservative to Moderate Allocation Portfolio...........    0.07%       0.25%      0.01%    0.58%     0.91%
MetLife Mid Cap Stock Index Portfolio...........................    0.25%       0.25%      0.07%    0.02%     0.59%
MetLife Moderate Allocation Portfolio...........................    0.06%       0.25%        --     0.63%     0.94%
MetLife Moderate to Aggressive Allocation Portfolio.............    0.06%       0.25%      0.01%    0.67%     0.99%
MetLife Stock Index Portfolio...................................    0.25%       0.25%      0.03%      --      0.53%
MFS(R) Total Return Portfolio...................................    0.55%       0.25%      0.05%      --      0.85%
MFS(R) Value Portfolio..........................................    0.70%       0.25%      0.03%      --      0.98%
MSCI EAFE(R) Index Portfolio....................................    0.30%       0.25%      0.11%    0.01%     0.67%
Neuberger Berman Genesis Portfolio..............................    0.82%       0.25%      0.04%      --      1.11%
Russell 2000(R) Index Portfolio.................................    0.25%       0.25%      0.08%    0.09%     0.67%
T. Rowe Price Large Cap Growth Portfolio........................    0.60%       0.25%      0.04%      --      0.89%
T. Rowe Price Small Cap Growth Portfolio........................    0.49%       0.25%      0.06%      --      0.80%
Western Asset Management Strategic Bond Opportunities Portfolio.    0.60%       0.25%      0.05%      --      0.90%
Western Asset Management U.S. Government Portfolio..............    0.47%       0.25%      0.03%      --      0.75%



  METROPOLITAN SERIES FUND--CLASS B PORTFOLIO FEES AND EXPENSES
(as a percentage of average daily net assets)
                                                                  FEE WAIVER   NET TOTAL
                                                                    AND/OR      ANNUAL
                                                                    EXPENSE    OPERATING
                                                                 REIMBURSEMENT EXPENSES
----------------------------------------------------------------------------------------
Barclays Aggregate Bond Index Portfolio.........................     0.01%       0.53%
BlackRock Bond Income Portfolio.................................     0.00%       0.61%
BlackRock Capital Appreciation Portfolio........................     0.01%       0.97%
BlackRock Large Cap Value Portfolio.............................     0.03%       0.88%
Davis Venture Value Portfolio...................................     0.05%       0.93%
Jennison Growth Portfolio.......................................     0.07%       0.82%
Loomis Sayles Small Cap Core Portfolio..........................     0.08%       1.24%
Loomis Sayles Small Cap Growth Portfolio........................     0.09%       1.12%
Met/Artisan Mid Cap Value Portfolio.............................       --        1.10%
MetLife Conservative Allocation Portfolio.......................     0.01%       0.89%
MetLife Conservative to Moderate Allocation Portfolio...........     0.00%       0.91%
MetLife Mid Cap Stock Index Portfolio...........................     0.00%       0.59%
MetLife Moderate Allocation Portfolio...........................     0.00%       0.94%
MetLife Moderate to Aggressive Allocation Portfolio.............     0.00%       0.99%
MetLife Stock Index Portfolio...................................     0.01%       0.52%
MFS(R) Total Return Portfolio...................................       --        0.85%
MFS(R) Value Portfolio..........................................     0.13%       0.85%
MSCI EAFE(R) Index Portfolio....................................     0.00%       0.67%
Neuberger Berman Genesis Portfolio..............................     0.01%       1.10%
Russell 2000(R) Index Portfolio.................................     0.00%       0.67%
T. Rowe Price Large Cap Growth Portfolio........................     0.01%       0.88%
T. Rowe Price Small Cap Growth Portfolio........................       --        0.80%
Western Asset Management Strategic Bond Opportunities Portfolio.     0.04%       0.86%
Western Asset Management U.S. Government Portfolio..............     0.02%       0.73%
                                                                 -----------------------



    The information shown in the table above was provided by the Portfolios and we have not independently verified that information. Net Total Annual Operating Expenses shown in the table reflect any current fee waiver or expense reimbursement arrangement that will remain in effect for a period of at least one year from the date of the Portfolio's 2013 prospectus. "0.00%" in the Fee Waiver and/or Expense Reimbursement column indicates that there is such an arrangement in effect for the Portfolio, but that the expenses of the Portfolio are below the level that would trigger the waiver or reimbursement. Fee waiver and expense reimbursement arrangements with a duration of less than one year, or arrangements that may be terminated without the consent of the Portfolio's board of directors or trustees, are not shown.

    Certain Portfolios that have "Acquired Fund Fees and Expenses" are "funds of funds." A fund of funds invests substantially all of its assets in other underlying funds. Because the Portfolio invests in other funds, it will bear its pro rata portion of the operating expenses of those underlying funds, including the management fee.

  EXAMPLES
  These Examples are intended to help You compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, Annual Contract Fees, if any, Separate Account charges, and underlying Portfolio fees and expenses.

  Examples 1 and 2 assume You purchased the Contract with optional benefits that resulted in the highest possible combination of charges. Examples 3 and 4 assume You purchased the Contract with no optional benefits that resulted in the least expensive combination of charges. Example 1. This example shows the dollar amount of expenses that You would bear directly or indirectly on a $ 10,000 investment for the time periods indicated. Your actual costs may be higher or lower.
  Assumptions:
 . your Account Balance is $16,000 (for purposes of determining the impact of the Annual Contract Fee);
 .  there was no allocation to the Fixed Interest Account;
 . You bear the minimum or maximum fees and expenses of any of the Portfolios (without reimbursement and/or waiver of expenses);
 .  You select the e Class;
 .  the underlying Portfolio earns a 5% annual return;
 .  You select the Annual Step-Up Death Benefit; and
 .  You select the Lifetime Withdrawal Guarantee Benefit.

  You fully surrender your Contract, You elect to annuitize (select an income payment type under which You receive income payments over your lifetime) or You do not elect to annuitize (no Withdrawal Charges apply to the e Class).


                                                      1     3     5     10
                                                     YEAR YEARS YEARS  YEARS
  ---------------------------------------------------------------------------
  Maximum........................................... $321 $989  $1,693 $3,622
  Minimum........................................... $242 $751  $1,294 $2,818


  Example 2. This example shows the dollar amount of expenses that You would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.
  Assumptions:
 . your Account Balance is $16,000 (for purposes of determining the impact of the Annual Contract Fee);
 .  there was no allocation to the Fixed Interest Account;
 . You bear the minimum or maximum fees and expenses of any of the Portfolios (without reimbursement and/or waiver of expenses);
 .  You select the e Bonus Class;
 .  the underlying Portfolio earns a 5% annual return;
 .  You select the Annual Step-Up Death Benefit; and
 .  You select the Lifetime Withdrawal Guarantee Benefit.

  You fully surrender your Contract with applicable Withdrawal Charges deducted.


                                                      1     3      5     10
                                                     YEAR YEARS  YEARS  YEARS
  ----------------------------------------------------------------------------
  Maximum........................................... $666 $1,393 $2,184 $3,908
  Minimum........................................... $587 $1,157 $1,793 $3,127

  You do not surrender your Contract or You elect to annuitize (elect a pay-out option with an income payment type under which You receive income payments over your lifetime) (no Withdrawal Charges will be deducted).


                                                      1     3      5     10
                                                     YEAR YEARS  YEARS  YEARS
  ----------------------------------------------------------------------------
  Maximum........................................... $366 $1,123 $1,914 $3,908
  Minimum........................................... $287   $887 $1,523 $3,127


  Example 3. This example shows the dollar amount of expenses that You would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.
  Assumptions:
 . your total Account Balance is $16,000 (for purposes of determining the impact of the Annual Contract Fee);
 .  there was no allocation to the Fixed Interest Account;
 . You bear the minimum or maximum fees and expenses of any of the Portfolios (without reimbursement and/or waiver of expenses);
 .  You select the e Class; and
 .  the underlying Portfolio earns a 5% annual return.

  You fully surrender your Contract, You elect to annuitize (select on income payment type under which You receive payments over your lifetime) or You do not elect to annuitize (no Withdrawal Charges apply to the e Class).



                                                      1     3     5     10
                                                     YEAR YEARS YEARS  YEARS
  ---------------------------------------------------------------------------
  Maximum........................................... $211 $650  $1,111 $2,371
  Minimum........................................... $133 $410    $703 $1,516


  Example 4. This example shows the dollar amount of expenses that You would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.
  Assumptions:
 . your total Account Balance is $16,000 (for purposes of determining the impact of the Annual Contract Fee);
 .  there was no allocation to the Fixed Interest Account;
 . You bear the minimum or maximum fees and expenses of any of the Portfolios (without reimbursement and/or waiver of expenses);
 .  You select the e Bonus Class; and
 .  the underlying Portfolio earns a 5% annual return.

  You surrender your Contract with applicable charges deducted.



                                                      1     3      5     10
                                                     YEAR YEARS  YEARS  YEARS
  ----------------------------------------------------------------------------
  Maximum........................................... $556 $1,056 $1,608 $2,669
  Minimum........................................... $478   $817 $1,207 $1,839


  You do not surrender your Contract or You elect to annuitize (elect a pay-out option with an income payment type under which You receive income payments over your lifetime) (no Withdrawal Charges will be deducted).



                                                      1     3     5     10
                                                     YEAR YEARS YEARS  YEARS
  ---------------------------------------------------------------------------
  Maximum........................................... $256 $786  $1,338 $2,669
  Minimum........................................... $178 $547    $937 $1,839

   ACCUMULATION UNIT VALUES FOR EACH INVESTMENT DIVISION

       See Appendix III

METLIFE


      Metropolitan Life Insurance Company ("MLIC" or the "Company") is a leading provider of insurance, annuities, and employee benefits programs with operations throughout the United States. The Company offers life insurance and annuities to individuals, as well as group insurance and retirement & savings products and many other services to corporations and other institutions. The Company was formed under the laws of New York in 1868. The Company's home office is located at 200 Park Avenue, New York, New York 10166-0188. The Company is a wholly-owned subsidiary of MetLife, Inc. MetLife, Inc. is a leading global provider of insurance, annuities and employee benefit programs, serving 90 million customers. Through its subsidiaries and affiliates, MetLife, Inc. holds leading market positions in the United States, Japan, Latin America, Asia, Europe and the Middle East.


METROPOLITAN LIFE

SEPARATE ACCOUNT E

       We established Metropolitan Life Separate Account E on September 27, 1983. The purpose of the Separate Account is to hold the variable assets that underlie the MetLife Financial Freedom Select Variable Annuity
Contracts and some other Variable Annuity contracts we issue. We have registered the Separate Account with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act").

The Separate Account's assets are solely for the benefit of those who invest in the Separate Account and no one else, including our creditors. The assets of the Separate Account are held in our name on behalf of the Separate Account and legally belong to us. All the income, gains and losses (realized or unrealized) resulting from these assets are credited to or charged against the Contracts issued from this Separate Account without regard to our other business.

We are obligated to pay all money we owe under the Contracts--such as death benefits and income payments--even if that amount exceeds the assets in the Separate Account. Any such amount that exceeds the assets in the Separate Account is paid from our general account. Any amount under any optional death benefit, optional Guaranteed Minimum Income Benefit, or optional Guaranteed Withdrawal Benefit that exceeds the assets in the Separate Account are also paid from our general account. Benefit amounts paid from the general account are subject to the financial strength and claims paying ability of the Company and our long term ability to make such payments, and are not guaranteed by any other party. We issue other annuity contracts and life insurance policies where we pay all money we owe under those contracts and policies from our general account. MetLife is regulated as an insurance company under state law, which includes, generally, limits on the amount and type of investments in its general account. However, there is no guarantee that we will be able to meet our claims paying obligations; there are risks to purchasing any insurance product.


The investment manager to certain of the Portfolios offered with the Contracts or with other Variable Annuity contracts issued through the Separate Account may be regulated as Commodity Pool Operators. While it does not concede that the Separate Account is a commodity pool, the Company has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodities Exchange Act ("CEA"), and is not subject to registration or regulation as a pool operator under the CEA.


VARIABLE ANNUITIES

    This Prospectus describes a type of Variable Annuity, a Deferred Annuity. These annuities are "variable" because the value of your account or income payment varies based on the investment performance of the Investment
Divisions You choose. In short, the value of your Deferred Annuity and your income payments under a variable pay-out option of your Deferred Annuity may go up or down. Since the investment performance is not guaranteed, your money is at risk.

The degree of risk will depend on the Investment Divisions You select. The Accumulation Unit Value or Annuity Unit Value for each Investment Division rises or falls based on the investment performance (or "experience") of the Portfolio with the same name. MetLife and its affiliates also offer other annuities not described in this Prospectus.

The Deferred Annuities have a fixed interest rate option called the "Fixed Interest Account." The Fixed Interest Account is not available to all contract owners. The Fixed Interest Account offers an interest rate that is guaranteed by us. The minimum interest rate depends on the date your Contract is issued but will not be less than 1%. The Fixed Interest Account is not available with a Deferred Annuity issued in New York State with the optional Guaranteed Minimum Income Benefit. The variable pay-out options under the Deferred Annuities have a fixed payment option called the "Fixed Income Option." Under the Fixed Income Option, we guarantee the amount of your fixed income payments. These fixed options are not described in this Prospectus although we occasionally refer to them.

REPLACEMENT OF ANNUITY CONTRACTS

EXCHANGE PROGRAMS: From time to time we may offer programs under which certain fixed or Variable Annuity contracts previously issued by us may be exchanged for the Deferred Annuity offered by this Prospectus. Currently, with respect to exchanges from certain of our Variable Annuity contracts to this Deferred Annuity, an existing contract is eligible for exchange if a withdrawal from, or surrender of, the contract would not trigger a withdrawal charge. The Account Balance of this Deferred Annuity attributable to the exchanged assets will not be subject to any Withdrawal Charge. Any additional purchase payments contributed to the new Deferred Annuity will be subject to all fees and charges, including the Withdrawal Charge described in the current Prospectus for the new Deferred Annuity. You should carefully consider whether an exchange is appropriate for You by comparing the death benefits, living benefits, and other guarantees provided by the contract You currently own to the benefits and guarantees that would be provided by the new Contract offered by this Prospectus. Then, You should compare the fees and charges (E.G., the death benefit charges, the living benefit charges, and the separate account charge) of your current contract to the fees and charges of the new Contract, which may be higher than your current contract. These programs will be made available on terms and conditions determined by us, and any such programs will comply with applicable law. We believe the exchanges will be tax free for Federal income tax-purposes; however, You should consult your tax adviser before making any such exchange.

OTHER EXCHANGES: Generally, You can change one variable annuity contract for another in a tax-free exchange under Section 1035 of the Internal Revenue Code. Before making an exchange, You should compare both annuities carefully. If You exchange another annuity for the one described in this Prospectus, unless the exchange occurs under one of our exchange programs described above, You might have to pay a surrender charge on your old annuity, and there will be a new surrender charge period for this Deferred Annuity Contract. Other charges may be higher (or lower) and the benefits may be different. Also, because we will not issue the Deferred Annuity Contract until we have received the initial purchase payment from your existing insurance company, the issuance of the Contract may be delayed. Generally, it is not advisable to purchase a Deferred Annuity Contract as a replacement for an existing variable annuity contract. Before You exchange another annuity for our Deferred Annuity Contract, ask your registered representative whether the exchange would be advantageous, given the Contract features, benefits and charges.

THE DEFERRED ANNUITY

    You accumulate money in your account during the pay-in phase by making one or more purchase payments. MetLife will hold your money and credit investment returns as long as the money remains in your account.

All TSA plans (ERISA and non-ERISA), IRAs (including SEPs and SIMPLE IRAs), 457(b) plans and 403(a) arrangements receive tax deferral under the Internal Revenue Code. There are no additional tax benefits from funding TSA ERISA or non-ERISA plans, IRAs (including SEPs and SIMPLE IRAs), 457(b) plans and 403(a) arrangements with a Deferred Annuity. Therefore, there should be reasons other than tax deferral for acquiring the Deferred Annuity, such as the availability of a guaranteed income for life, the death benefits or the other optional benefits available under this Deferred Annuity.

Under the Internal Revenue Code ("Code"), spousal continuation and certain distribution options are available only to a person who is defined as a "spouse" under the Federal Defense of Marriage Act or other applicable Federal law. All Contract provisions will be interpreted and administered in accordance with the requirements of the Code. Therefore, under current Federal law, a purchaser who has or is contemplating a civil union or same-sex marriage should note that the favorable tax treatment afforded under Federal law would not be available to such same-sex partner or same-sex spouse. Same-sex partners or spouses who own or are considering the purchase of annuity products that provide benefits based upon status as a spouse should consult a tax adviser.

A Deferred Annuity consists of two phases: the accumulation or "pay-in" phase and the income or "pay-out" phase. The pay-out phase begins when You either take all of your money out of the account or elect income payments using the money in your account. The number and the amount of the income payments You receive will depend on such things as the type of pay-out option You choose, your investment choices, and the amount used to provide your income payments. Because Deferred Annuities offer the insurance benefit of income payment options, including our guarantee of income for your lifetime, they are "annuities."

The Deferred Annuity is offered in this Prospectus in two variations, which we call "classes." Your employer, association or other group contract holder may limit the availability of certain classes. If available, only the e Class is available to the 457(b) Deferred Annuity issued to state and local governments in New York State. We also offer other classes of the Deferred Annuity. Each has its own Separate Account charge and applicable Withdrawal Charge (except e Class which has no Withdrawal Charge). The Deferred Annuity also offers You the opportunity to choose optional benefits ("riders"), each for a charge in addition to the Separate Account charge with the Standard Death Benefit for that class. If You purchase the optional death benefit You receive the optional benefit in place of the Standard Death Benefit. In deciding what class of the Deferred Annuity to purchase, You should consider the amount of Separate Account and Withdrawal Charges You are willing to bear relative to your needs. In deciding whether to purchase the optional benefits, You should consider the desirability of the benefit relative to its additional cost and to your needs. Unless You tell us otherwise, we will assume that You are purchasing the e Class Deferred Annuity with the Standard Death Benefit and no optional benefits. These optional benefits are:

..   an Annual Step-Up Death Benefit;

..   Guaranteed Minimum Income Benefit ("GMIB"); and

..   a Lifetime Withdrawal Guarantee Benefit ("LWG").

Each of these optional benefits is described in more detail later in this Prospectus. Optional benefits may not be available in all states.

We may restrict the investment choices available to You if You select certain optional benefits. These restrictions are intended to reduce the risk of investment losses which could require the Company to use its general account assets to pay amounts due under the selected optional benefit.

Certain withdrawals, depending on the amount and timing, may negatively impact the benefits and guarantees provided by your Contract. You should carefully consider whether a withdrawal under a particular circumstance will have any negative impact to your benefits or guarantees. The impact of withdrawals generally on your benefits and guarantees is discussed in the corresponding sections of the Prospectus describing such benefits and guarantees.

We make available other classes of the Deferred Annuity based upon the characteristics of the group. Such characteristics include, but are not limited to, the nature of the group, size, aggregate amount of anticipated purchase payments or anticipated persistency. The availability of other classes to contract owners will be made in a reasonable manner and will not be unfairly discriminatory to the interests of any contract owner.

CLASSES OF THE DEFERRED ANNUITY

E CLASS

The e Class has a 0.50% annual Separate Account charge (0.75% in the case of each American Funds(R) Investment Division) and no Withdrawal Charge. If You choose the optional death benefit, the Separate Account charge would be 0.60%, or in the case of each American Funds(R) Investment Division, 0.85%.

THE E BONUS CLASS

You may purchase a Contract in the e Bonus Class before your 81st birthday. Under the e Bonus Class Deferred Annuity, we currently credit 3% to each of your purchase payments made during the first Contract Year, except for those purchase payments which consist of money from eligible rollover distributions or direct transfers from annuities and mutual funds that are products of MetLife or its affiliates. (For Deferred Annuities issued in Connecticut and certain other states, the credit also applies to purchase payments which consist of money from eligible rollover distributions or direct transfers from annuities or mutual funds that are products of MetLife or its affiliates.) You may only receive the 3% credit if You are less than 66 years old at date of issue. The Bonus will be applied on a pro-rata basis to the Fixed Interest Account, if available, and the Investment Divisions of the Separate Account based upon your allocation for your purchase payments at the time the purchase payment is credited. The e Bonus Class may not be available in all states. The e Bonus Class has a 0.95% annual Separate Account charge (1.20% in the case of each American Funds(R) Investment Division) and a seven year Withdrawal Charge on the amount withdrawn. The Separate Account charge with the Standard Death Benefit declines 0.45% to 0.50% (0.75% in the case of each American Funds(R) Investment Division) after You have held the Contract for seven years. If You choose the optional death benefit, the Separate Account charge would be 1.05% or, in the case of each American Funds(R) Investment Division, 1.30%. The Separate Account charge with the Annual Step-Up Death Benefit declines 0.45% to 0.60% (0.85% in the case of each American Funds(R) Investment Division) after You have held the Contract for seven years.

Investment returns for the e Bonus Class Deferred Annuity may be lower than those for the e Class Deferred Annuity if Separate Account investment performance is not sufficiently high to offset increased Separate Account charges for the e Bonus Class Deferred Annuity. (If the Fixed Interest Account is available, Fixed Interest Account rates for the e Bonus Class may be lower than those declared for the other classes.) Therefore, the choice between the e Bonus Class and the e Class Deferred Annuity is a judgment as to whether a higher Separate Account charge with a 3% credit is more advantageous than a lower Separate Account charge without the 3% credit.

There is no guarantee that the e Bonus Class Deferred Annuity will have higher returns than the e Class Deferred Annuity, the other classes of the Deferred Annuity, similar contracts without a bonus or any other investment. The Bonus will be credited only to purchase payments made during the first Contract Year, while the additional Separate Account charge of 0.45% for the Bonus will be assessed on all amounts in the Separate Account for the first seven years.

The following table demonstrates contract values based upon hypothetical investment returns for a Deferred Annuity with the 3% credit (with and without the impact of a Withdrawal Charge) compared to a Contract without the Bonus. Both Deferred Annuities are assumed to have no optional benefits. The figures are based on:

a)  a $50,000 initial purchase payment with no other purchase payments;

b) deduction of the Separate Account charge at a rate of 0.95% (0.50% in years 8-10) (e Bonus Class Deferred Annuity) and 0.50% (e Class Deferred Annuity);

c) deduction of a Withdrawal Charge at a rate of 3% in years 1-7 with 10% of the Account Balance free of such charge in years 2 through 7 (none in years 8-10) (e Bonus Class Deferred Annuity) and none (e Class Deferred Annuity); and

d) an assumed investment return for the investment choices before Separate Account charges of 7.30% for each of 10 years.

-----------------------------------------------------------------------------------------------------------------------

                                                         e Bonus Class (0.95% Separate Account
                                                          charge and 3% Withdrawal Charge for   e Class (0.50% Separate
                                     e Bonus Class       first 7 years with 10% of the Account    Account charge and
                                (0.95% Separate Account  Balance free of such charge in years 2  no Withdrawal Charge
Contract Year                  charge for first 7 years)               through 7)                     all years)
-----------------------------------------------------------------------------------------------------------------------
1                                       $54,770                         $53,127                         $53,400
-----------------------------------------------------------------------------------------------------------------------
2                                       $58,248                         $56,675                         $57,031
-----------------------------------------------------------------------------------------------------------------------
3                                       $61,947                         $60,274                         $60,909
-----------------------------------------------------------------------------------------------------------------------
4                                       $65,881                         $64,102                         $65,051
-----------------------------------------------------------------------------------------------------------------------
5                                       $70,064                         $68,172                         $69,475
-----------------------------------------------------------------------------------------------------------------------
6                                       $74,513                         $72,501                         $74,199
-----------------------------------------------------------------------------------------------------------------------
7                                       $79,245                         $77,105                         $79,244
-----------------------------------------------------------------------------------------------------------------------
8                                       $84,633                         $84,633                         $84,633
-----------------------------------------------------------------------------------------------------------------------
9                                       $90,388                         $90,388                         $90,388
-----------------------------------------------------------------------------------------------------------------------
10                                      $96,535                         $96,535                         $96,534
-----------------------------------------------------------------------------------------------------------------------

Generally, the higher the rate of return, the more advantageous the e Bonus Class is. The table above assumes no additional purchase payments are made after the first Contract Anniversary. If additional purchase payments were made to the Deferred Annuity, the rate of return would have to be higher in order to "break-even" by the end of the seventh year or the break-even point would otherwise occur sooner. The "break-even" point is when the Account Balance of an e Bonus Class Contract will equal the Account Balance of an e Class Contract, assuming equal initial purchase payments and a level rate of return, and thereafter, the Account Balance would be higher in the e Class Contract.

The decision to elect the e Bonus Class is irrevocable. We may make a profit from the additional Separate Account charge and the Withdrawal Charge.

The guaranteed annuity rates for the e Bonus Class are the same as those for the e Class of the Deferred Annuity. Current rates for the e Bonus Class may be lower than those for the e Class of the Deferred Annuity.

For the TSA Deferred Annuity, any 3% credit does not become yours until after the "free look" period; we retrieve it if You exercise the "free look". Your exercise of the "free look" is the only circumstance under which the 3% credit will be retrieved (commonly called "recapture"). We then will refund either your purchase payments or Account Balance, depending upon your state law. In the case of a refund of Account Balance, the refunded amount will include any investment performance on amounts attributable to the 3% credit. If there have been any losses from the investment performance on the amounts attributable to the 3% credit, we will bear that loss.

YOUR INVESTMENT CHOICES

The Metropolitan Fund, the Calvert Fund, the Met Investors Fund and the American Funds(R) and each of their Portfolios are more fully described in their respective prospectuses and SAIs. The SAIs are available upon your request. You should read these prospectuses carefully before making purchase payments to the Investment Divisions. Except for the Calvert Fund, all classes of shares available to the Deferred Annuities have a 12b-1 Plan fee.

The investment choices are listed in alphabetical order below (based upon the Portfolios' legal names). (See Appendix IV Portfolio Legal and Marketing Names.) The Investment Divisions generally offer the opportunity for greater returns over the long term than our Fixed Interest Account. You should understand that each Portfolio incurs its own risk which will be dependent upon the investment decisions made by the respective Portfolio's investment manager. Furthermore, the name of a Portfolio may not be indicative of all the investments held by the Portfolio. The degree of investment risk You assume will depend on the Investment Divisions You choose. While the Investment Divisions and their comparably named Portfolios may have names, investment objectives and management which are identical or similar to publicly available mutual funds, these Investment Divisions and Portfolios are not those mutual funds. The Portfolios most likely will not have the same performance experience as any publicly available mutual fund. Since your Account Balance or income payments are subject to the risks associated with investing in stocks and bonds, your Account Balance or variable income payments based on amounts allocated to the Investment Divisions may go down as well as up.

Each Portfolio has different investment objectives and risks. The Portfolio prospectuses contain more detailed information on each Portfolio's investment strategy, investment managers and its fees. You may obtain a Portfolio prospectus by calling 800-638-7732, or through your registered representative. We do not guarantee the investment results of the Portfolios.

The current Portfolios are listed below, along with their investment manager and any sub-investment manager.


                                                                                INVESTMENT MANAGER/
     PORTFOLIO                     INVESTMENT OBJECTIVE                        SUB-INVESTMENT MANAGER
     ---------                     --------------------                        ----------------------
                                               AMERICAN FUNDS
AMERICAN FUNDS BOND  SEEKS AS HIGH A LEVEL OF CURRENT INCOME AS IS     CAPITAL RESEARCH AND MANAGEMENT COMPANY
FUND                 CONSISTENT WITH THE PRESERVATION OF CAPITAL.
AMERICAN FUNDS       SEEKS LONG-TERM GROWTH OF CAPITAL.                CAPITAL RESEARCH AND MANAGEMENT COMPANY
GLOBAL SMALL
CAPITALIZATION FUND
AMERICAN FUNDS       SEEKS GROWTH OF CAPITAL.                          CAPITAL RESEARCH AND MANAGEMENT COMPANY
GROWTH FUND
AMERICAN FUNDS       SEEKS LONG-TERM GROWTH OF CAPITAL AND             CAPITAL RESEARCH AND MANAGEMENT COMPANY
GROWTH-INCOME FUND   INCOME.
                                                CALVERT FUND
CALVERT VP SRI       SEEKS TO ACHIEVE A COMPETITIVE TOTAL RETURN       CALVERT INVESTMENT MANAGEMENT, INC.
BALANCED PORTFOLIO   THROUGH AN ACTIVELY MANAGED PORTFOLIO OF          SUB-INVESTMENT MANAGER: NEW AMSTERDAM
                     STOCKS, BONDS AND MONEY MARKET INSTRUMENTS        PARTNERS LLC
                     WHICH OFFER INCOME AND CAPITAL GROWTH
                     OPPORTUNITY AND WHICH SATISFY THE INVESTMENT
                     CRITERIA, INCLUDING FINANCIAL, SUSTAINABILITY AND
                     SOCIAL RESPONSIBILITY FACTORS.
                                             MET INVESTORS FUND
AMERICAN FUNDS(R)    SEEKS A BALANCE BETWEEN A HIGH LEVEL OF           METLIFE ADVISERS, LLC
BALANCED ALLOCATION  CURRENT INCOME AND GROWTH OF CAPITAL, WITH A
PORTFOLIO            GREATER EMPHASIS ON GROWTH OF CAPITAL.
AMERICAN FUNDS(R)    SEEKS GROWTH OF CAPITAL.                          METLIFE ADVISERS, LLC
GROWTH ALLOCATION
PORTFOLIO
AMERICAN FUNDS(R)    SEEKS A HIGH TOTAL RETURN IN THE FORM OF          METLIFE ADVISERS, LLC
MODERATE ALLOCATION  INCOME AND GROWTH OF CAPITAL, WITH A GREATER
PORTFOLIO            EMPHASIS ON INCOME.
BLACKROCK LARGE CAP  SEEKS LONG-TERM CAPITAL GROWTH.                   METLIFE ADVISERS, LLC
CORE PORTFOLIO                                                         SUB-INVESTMENT MANAGER: BLACKROCK
                                                                       ADVISORS, LLC

                                                                                 INVESTMENT MANAGER/
     PORTFOLIO                     INVESTMENT OBJECTIVE                         SUB-INVESTMENT MANAGER
     ---------                     --------------------                         ----------------------
CLARION GLOBAL REAL  SEEKS TOTAL RETURN THROUGH INVESTMENT IN REAL    METLIFE ADVISERS, LLC
ESTATE PORTFOLIO     ESTATE SECURITIES, EMPHASIZING BOTH CAPITAL      SUB-INVESTMENT MANAGER: CBRE CLARION
                     APPRECIATION AND CURRENT INCOME.                 SECURITIES LLC
HARRIS OAKMARK       SEEKS LONG-TERM CAPITAL APPRECIATION.            METLIFE ADVISERS, LLC
INTERNATIONAL                                                         SUB-INVESTMENT MANAGER: HARRIS ASSOCIATES
PORTFOLIO                                                             L.P.
INVESCO SMALL CAP    SEEKS LONG-TERM GROWTH OF CAPITAL.               METLIFE ADVISERS, LLC
GROWTH PORTFOLIO                                                      SUB-INVESTMENT MANAGER: INVESCO ADVISERS,
                                                                      INC.
JANUS FORTY          SEEKS CAPITAL APPRECIATION.                      METLIFE ADVISERS, LLC
PORTFOLIO                                                             SUB-INVESTMENT MANAGER: JANUS CAPITAL
                                                                      MANAGEMENT LLC
LOOMIS SAYLES        SEEKS HIGH TOTAL INVESTMENT RETURN THROUGH A     METLIFE ADVISERS, LLC
GLOBAL MARKETS       COMBINATION OF CAPITAL APPRECIATION AND          SUB-INVESTMENT MANAGER: LOOMIS, SAYLES &
PORTFOLIO            INCOME.                                          COMPANY, L.P.
LORD ABBETT BOND     SEEKS HIGH CURRENT INCOME AND THE OPPORTUNITY    METLIFE ADVISERS, LLC
DEBENTURE PORTFOLIO  FOR CAPITAL APPRECIATION TO PRODUCE A HIGH TOTAL SUB-INVESTMENT MANAGER: LORD, ABBETT & CO.
                     RETURN.                                          LLC
LORD ABBETT MID CAP  SEEKS CAPITAL APPRECIATION THROUGH               METLIFE ADVISERS, LLC
VALUE PORTFOLIO      INVESTMENTS, PRIMARILY IN EQUITY SECURITIES,     SUB-INVESTMENT MANAGER: LORD, ABBETT & CO.
                     WHICH ARE BELIEVED TO BE UNDERVALUED IN THE      LLC
                     MARKETPLACE.
MET/FRANKLIN LOW     SEEKS A HIGH LEVEL OF CURRENT INCOME, WHILE      METLIFE ADVISERS, LLC
DURATION TOTAL       SEEKING PRESERVATION OF SHAREHOLDERS' CAPITAL.   SUB-INVESTMENT MANAGER: FRANKLIN ADVISERS,
RETURN PORTFOLIO                                                      INC.
METLIFE AGGRESSIVE   SEEKS GROWTH OF CAPITAL.                         METLIFE ADVISERS, LLC
STRATEGY PORTFOLIO
METLIFE GROWTH       SEEKS TO PROVIDE GROWTH OF CAPITAL.              METLIFE ADVISERS, LLC
STRATEGY PORTFOLIO
MFS(R) RESEARCH      SEEKS CAPITAL APPRECIATION.                      METLIFE ADVISERS, LLC
INTERNATIONAL                                                         SUB-INVESTMENT MANAGER: MASSACHUSETTS
PORTFOLIO                                                             FINANCIAL SERVICES COMPANY
MORGAN STANLEY MID   SEEKS CAPITAL APPRECIATION.                      METLIFE ADVISERS, LLC
CAP GROWTH PORTFOLIO                                                  SUB-INVESTMENT MANAGER: MORGAN STANLEY
                                                                      INVESTMENT MANAGEMENT INC.
OPPENHEIMER GLOBAL   SEEKS CAPITAL APPRECIATION.                      METLIFE ADVISERS, LLC
EQUITY PORTFOLIO                                                      SUB-INVESTMENT MANAGER: OPPENHEIMERFUNDS,
                                                                      INC.
PIMCO INFLATION      SEEKS MAXIMUM REAL RETURN, CONSISTENT WITH       METLIFE ADVISERS, LLC
PROTECTED BOND       PRESERVATION OF CAPITAL AND PRUDENT              SUB-INVESTMENT MANAGER: PACIFIC INVESTMENT
PORTFOLIO            INVESTMENT MANAGEMENT.                           MANAGEMENT COMPANY LLC
PIMCO TOTAL RETURN   SEEKS MAXIMUM TOTAL RETURN, CONSISTENT WITH      METLIFE ADVISERS, LLC
PORTFOLIO            THE PRESERVATION OF CAPITAL AND PRUDENT          SUB-INVESTMENT MANAGER: PACIFIC INVESTMENT
                     INVESTMENT MANAGEMENT.                           MANAGEMENT COMPANY LLC
SSGA GROWTH AND      SEEKS GROWTH OF CAPITAL AND INCOME.              METLIFE ADVISERS, LLC
INCOME ETF PORTFOLIO                                                  SUB-INVESTMENT MANAGER: SSGA FUNDS
                                                                      MANAGEMENT, INC.
SSGA GROWTH ETF      SEEKS GROWTH OF CAPITAL.                         METLIFE ADVISERS, LLC
PORTFOLIO                                                             SUB-INVESTMENT MANAGER: SSGA FUNDS
                                                                      MANAGEMENT, INC.
T. ROWE PRICE MID    SEEKS LONG-TERM GROWTH OF CAPITAL.               METLIFE ADVISERS, LLC
CAP GROWTH PORTFOLIO                                                  SUB-INVESTMENT MANAGER: T. ROWE PRICE
                                                                      ASSOCIATES, INC.
THIRD AVENUE SMALL   SEEKS LONG-TERM CAPITAL APPRECIATION.            METLIFE ADVISERS, LLC
CAP VALUE PORTFOLIO                                                   SUB-INVESTMENT MANAGER: THIRD AVENUE
                                                                      MANAGEMENT LLC

                                                                                INVESTMENT MANAGER/
     PORTFOLIO                    INVESTMENT OBJECTIVE                         SUB-INVESTMENT MANAGER
     ---------                    --------------------                         ----------------------
                                               METROPOLITAN FUND
BARCLAYS AGGREGATE   SEEKS TO TRACK THE PERFORMANCE OF THE           METLIFE ADVISERS, LLC
BOND INDEX PORTFOLIO BARCLAYS U.S. AGGREGATE BOND INDEX.             SUB-INVESTMENT MANAGER: METLIFE INVESTMENT
                                                                     MANAGEMENT, LLC
BLACKROCK BOND       SEEKS A COMPETITIVE TOTAL RETURN PRIMARILY      METLIFE ADVISERS, LLC
INCOME PORTFOLIO     FROM INVESTING IN FIXED-INCOME SECURITIES.      SUB-INVESTMENT MANAGER: BLACKROCK
                                                                     ADVISORS, LLC
BLACKROCK CAPITAL    SEEKS LONG-TERM GROWTH OF CAPITAL.              METLIFE ADVISERS, LLC
APPRECIATION                                                         SUB-INVESTMENT MANAGER: BLACKROCK
PORTFOLIO                                                            ADVISORS, LLC
BLACKROCK LARGE CAP  SEEKS LONG-TERM GROWTH OF CAPITAL.              METLIFE ADVISERS, LLC
VALUE PORTFOLIO                                                      SUB-INVESTMENT MANAGER: BLACKROCK
                                                                     ADVISORS, LLC
DAVIS VENTURE VALUE  SEEKS GROWTH OF CAPITAL.                        METLIFE ADVISERS, LLC
PORTFOLIO                                                            SUB-INVESTMENT MANAGER: DAVIS SELECTED
                                                                     ADVISERS, L.P.
JENNISON GROWTH      SEEKS LONG-TERM GROWTH OF CAPITAL.              METLIFE ADVISERS, LLC
PORTFOLIO                                                            SUB-INVESTMENT MANAGER: JENNISON ASSOCIATES
                                                                     LLC
LOOMIS SAYLES SMALL  SEEKS LONG-TERM CAPITAL GROWTH FROM             METLIFE ADVISERS, LLC
CAP CORE PORTFOLIO   INVESTMENTS IN COMMON STOCKS OR OTHER EQUITY    SUB-INVESTMENT MANAGER: LOOMIS, SAYLES &
                     SECURITIES.                                     COMPANY, L.P.
LOOMIS SAYLES SMALL  SEEKS LONG-TERM CAPITAL GROWTH.                 METLIFE ADVISERS, LLC
CAP GROWTH PORTFOLIO                                                 SUB-INVESTMENT MANAGER: LOOMIS, SAYLES &
                                                                     COMPANY, L.P.
MET/ARTISAN MID CAP  SEEKS LONG-TERM CAPITAL GROWTH.                 METLIFE ADVISERS, LLC
VALUE PORTFOLIO                                                      SUB-INVESTMENT MANAGER: ARTISAN PARTNERS
                                                                     LIMITED PARTNERSHIP
METLIFE              SEEKS A HIGH LEVEL OF CURRENT INCOME, WITH      METLIFE ADVISERS, LLC
CONSERVATIVE         GROWTH OF CAPITAL AS A SECONDARY OBJECTIVE.
ALLOCATION PORTFOLIO
METLIFE              SEEKS HIGH TOTAL RETURN IN THE FORM OF INCOME   METLIFE ADVISERS, LLC
CONSERVATIVE TO      AND GROWTH OF CAPITAL, WITH A GREATER
MODERATE ALLOCATION  EMPHASIS ON INCOME.
PORTFOLIO
METLIFE MID CAP      SEEKS TO TRACK THE PERFORMANCE OF THE           METLIFE ADVISERS, LLC
STOCK INDEX          STANDARD & POOR'S MIDCAP 400(R) COMPOSITE       SUB-INVESTMENT MANAGER: METLIFE INVESTMENT
PORTFOLIO            STOCK PRICE INDEX.                              MANAGEMENT, LLC
METLIFE MODERATE     SEEKS A BALANCE BETWEEN A HIGH LEVEL OF         METLIFE ADVISERS, LLC
ALLOCATION PORTFOLIO CURRENT INCOME AND GROWTH OF CAPITAL, WITH A
                     GREATER EMPHASIS ON GROWTH OF CAPITAL.
METLIFE MODERATE TO  SEEKS GROWTH OF CAPITAL.                        METLIFE ADVISERS, LLC
AGGRESSIVE
ALLOCATION PORTFOLIO
METLIFE STOCK INDEX  SEEKS TO TRACK THE PERFORMANCE OF THE           METLIFE ADVISERS, LLC
PORTFOLIO            STANDARD & POOR'S 500(R) COMPOSITE STOCK        SUB-INVESTMENT MANAGER: METLIFE INVESTMENT
                     PRICE INDEX.                                    MANAGEMENT, LLC
MFS(R) TOTAL RETURN  SEEKS A FAVORABLE TOTAL RETURN THROUGH          METLIFE ADVISERS, LLC
PORTFOLIO            INVESTMENT IN A DIVERSIFIED PORTFOLIO.          SUB-INVESTMENT MANAGER: MASSACHUSETTS
                                                                     FINANCIAL SERVICES COMPANY
MFS(R) VALUE         SEEKS CAPITAL APPRECIATION.                     METLIFE ADVISERS, LLC
PORTFOLIO                                                            SUB-INVESTMENT MANAGER: MASSACHUSETTS
                                                                     FINANCIAL SERVICES COMPANY
MSCI EAFE(R) INDEX   SEEKS TO TRACK THE PERFORMANCE OF THE MSCI      METLIFE ADVISERS, LLC
PORTFOLIO            EAFE(R) INDEX.                                  SUB-INVESTMENT MANAGER: METLIFE INVESTMENT
                                                                     MANAGEMENT, LLC
NEUBERGER BERMAN     SEEKS HIGH TOTAL RETURN, CONSISTING PRINCIPALLY METLIFE ADVISERS, LLC
GENESIS PORTFOLIO    OF CAPITAL APPRECIATION.                        SUB-INVESTMENT MANAGER: NEUBERGER BERMAN
                                                                     MANAGEMENT LLC


               PORTFOLIO                              INVESTMENT OBJECTIVE
               ---------                              --------------------
RUSSELL 2000(R) INDEX PORTFOLIO           SEEKS TO TRACK THE PERFORMANCE OF THE RUSSELL
                                          2000(R) INDEX.

T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO  SEEKS LONG-TERM GROWTH OF CAPITAL AND,
                                          SECONDARILY, DIVIDEND INCOME.

T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO  SEEKS LONG-TERM CAPITAL GROWTH.


WESTERN ASSET MANAGEMENT STRATEGIC BOND   SEEKS TO MAXIMIZE TOTAL RETURN CONSISTENT
OPPORTUNITIES PORTFOLIO                   WITH PRESERVATION OF CAPITAL.

WESTERN ASSET MANAGEMENT U.S. GOVERNMENT  SEEKS TO MAXIMIZE TOTAL RETURN CONSISTENT
PORTFOLIO                                 WITH PRESERVATION OF CAPITAL AND MAINTENANCE
                                          OF LIQUIDITY.


                                                     INVESTMENT MANAGER/
               PORTFOLIO                            SUB-INVESTMENT MANAGER
               ---------                            ----------------------
RUSSELL 2000(R) INDEX PORTFOLIO           METLIFE ADVISERS, LLC
                                          SUB-INVESTMENT MANAGER: METLIFE INVESTMENT
                                          MANAGEMENT, LLC
T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO  METLIFE ADVISERS, LLC
                                          SUB-INVESTMENT MANAGER: T. ROWE PRICE
                                          ASSOCIATES, INC.
T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO  METLIFE ADVISERS, LLC
                                          SUB-INVESTMENT MANAGER: T. ROWE PRICE
                                          ASSOCIATES, INC.
WESTERN ASSET MANAGEMENT STRATEGIC BOND   METLIFE ADVISERS, LLC
OPPORTUNITIES PORTFOLIO                   SUB-INVESTMENT MANAGER: WESTERN ASSET
                                          MANAGEMENT COMPANY
WESTERN ASSET MANAGEMENT U.S. GOVERNMENT  METLIFE ADVISERS, LLC
PORTFOLIO                                 SUB-INVESTMENT MANAGER: WESTERN ASSET
                                          MANAGEMENT COMPANY



INVESTMENT CHOICES WHICH ARE FUND OF FUNDS

The following Portfolios available within the Metropolitan Fund and Met Investors Fund, are "fund of funds":

MetLife Conservative Allocation Portfolio
MetLife Conservative to Moderate Allocation Portfolio
MetLife Moderate Allocation Portfolio
MetLife Moderate to Aggressive Allocation Portfolio
American Funds(R) Balanced Allocation Portfolio
American Funds(R) Growth Allocation Portfolio
American Funds(R) Moderate Allocation Portfolio
MetLife Growth Strategy Portfolio
MetLife Aggressive Strategy Portfolio
SSgA Growth ETF Portfolio
SSgA Growth and Income ETF Portfolio

"Fund of funds" Portfolios invest substantially all of their assets in other portfolios or, with respect to the SSgA Growth ETF Portfolio and the SSgA Growth and Income ETF Portfolio, other exchange-traded funds ("Underlying ETFs"). Therefore, each of these Portfolios will bear its pro rata share of the fees and expenses incurred by the underlying portfolios or Underlying ETFs in which it invests in addition to its own management fees and expenses. This will reduce the investment return of each of the fund of funds Portfolios. The expense levels will vary over time, depending on the mix of underlying portfolios or Underlying ETFs in which the fund of funds Portfolio invests. You may be able to realize lower aggregate expenses by investing directly in the underlying portfolios and Underlying ETFs instead of investing in the fund of funds Portfolios, if such underlying portfolios or Underlying ETFs are available under the Contract. However, no Underlying ETFs and only some of the underlying portfolios are available under the Contract.


ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS

Some of the investment choices may not be available under the terms of your Deferred Annuity. Your Contract or other correspondence we provide You will indicate the Investment Divisions that are available to You. Your investment choices may be limited because:

..   Your employer, association or other group contract holder limits the available Investment Divisions.

..   We have restricted the available Investment Divisions.

The Investment Divisions buy and sell shares of corresponding mutual fund Portfolios. These Portfolios, which are part of either the Metropolitan Fund, the Calvert Fund, the Met Investors Fund or the American Funds(R) invest in stocks, bonds and other investments. All dividends declared by the Portfolios are earned by the Separate Account and are reinvested. Therefore, no dividends are distributed to You under the Deferred Annuities. You pay no transaction expenses (I.E., front-end or back-end sales load charges) as a result of the Separate Account's purchase or sale of these mutual fund shares. The Portfolios of the Metropolitan Fund and the Met Investors Fund are available by purchasing annuities and life insurance policies from MetLife or certain of its affiliated insurance companies and are never sold directly to the public. The Calvert Fund and American Funds(R) Portfolios are made available by the Calvert Fund and the American Funds(R) only through various insurance company annuities and life insurance policies.

The Metropolitan Fund, the Calvert Fund, the Met Investors Fund and the American Funds(R) are each "series" type funds registered with the Securities and Exchange Commission as an "open-end management investment company" under the 1940 Act. A "series" fund means that each Portfolio is one of several available through the fund.

The Portfolios of the Metropolitan Fund and Met Investors Fund pay MetLife Advisers, LLC, a MetLife affiliate, a monthly fee for its services as their investment manager. The Portfolio of the Calvert Fund pays Calvert Asset Management Company, Inc. a monthly fee for its services as its investment manager. The Portfolios of the American Funds(R) pay Capital Research and Management Company a monthly fee for its services as their investment manager. These fees, as well as the operating expenses paid by each Portfolio, are described in the applicable prospectus and SAI for the Metropolitan Fund, the Calvert Fund, the Met Investors Fund and the American Funds(R).

In addition, the Metropolitan Fund and the Met Investors Fund prospectuses each discuss other separate accounts of MetLife and its affiliated insurance companies and certain qualified retirement plans that invest in the Metropolitan Fund or the Met Investors Fund. The risks of these arrangements are discussed in each Fund's prospectus.

Certain Payments We Receive with Regard to the Portfolios. An investment manager (other than our affiliate MetLife Advisers, LLC) or sub-investment manager of a Portfolio, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing, and support services with respect to the Deferred Annuities and, in the Company's role as an intermediary, with respect to the Portfolios. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Portfolio assets. Contract owners, through their indirect investment in the Portfolios, bear the costs of these advisory fees (see the Portfolios' prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the Portfolios attributable to the Deferred Annuities and certain other variable insurance products that we and our affiliates issue. These percentages differ and some investment managers or sub-investment managers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%.


Additionally, an investment manager (other than our affiliate, MetLife Advisers, LLC) or sub-investment manager of a Portfolio or its affiliates may provide us with wholesaling services that assist in the distribution of the Contracts and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or sub-investment manager (or its affiliate) with increased access to persons involved in the distribution of the Contracts.

We and/or certain of our affiliated insurance companies have a joint ownership interest in our affiliated investment manager MetLife Advisers, LLC, which is formed as a "limited liability company". Our ownership interests in MetLife Advisers, LLC entitle us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from the Portfolios. We will benefit accordingly from assets allocated to the Portfolios to the extent they result in profits to the investment manager. (See the Table of Expenses for information on the investment management fees paid by the


24

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Portfolios and the SAI for the Portfolios for information on the investment management fees paid by the investment managers to the sub-investment managers.)


Certain Portfolios have adopted a Distribution Plan under Rule 12b-1 of the 1940 Act. A Portfolio's 12b-1 Plan, if any, is described in more detail in the prospectuses for the Portfolios. (See the Table of Expenses and "Who Sells the Deferred Annuities".) Any payments we receive pursuant to those 12b-1 Plans are paid to us or our distributor. Payments under a Portfolio's 12b-1 Plan decrease the Portfolios' investment returns.

Portfolio Selection. We select the Portfolios offered through this Contract based on a number of criteria, including asset class coverage, the strength of the investment manager's or sub-investment manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Portfolios' investment manager or sub-investment manager is one of our affiliates or whether the Portfolio, its investment manager, its sub-investment manager(s), or an affiliate will make payments to us or our affiliates. In this regard, the profit distributions we receive from our affiliated investment manager are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to Portfolios advised by our affiliates than those that are not, we may be more inclined to offer Portfolios advised by our affiliates in the variable insurance products we issue. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new purchase payments and/or transfers of contract value if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from Contract owners. In some cases, we have included Portfolios based on recommendations made by selling firms. These selling firms may receive payments from the Portfolios they recommend and may benefit accordingly from the allocation of contract value to such Portfolios.

WE DO NOT PROVIDE ANY INVESTMENT ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR PORTFOLIO. YOU BEAR THE RISK OF ANY DECLINE IN THE CONTRACT VALUE OF YOUR DEFERRED ANNUITY RESULTING FROM THE PERFORMANCE OF THE PORTFOLIO YOU HAVE CHOSEN.

We make certain payments to American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series(R). (See "Who Sells The Deferred Annuities".)

DEFERRED ANNUITIES


   This Prospectus describes the following Deferred Annuities under which You can accumulate money:


  .   TSA (Tax Sheltered Annuities)

  .   TSA ERISA (Tax Sheltered Annuities subject to ERISA)

  .   SEPs (Simplified Employee Pensions)

  . SIMPLE IRAs (Savings Incentive Match Plan for Employees Individual Retirement Annuities)

  .   457(b)s (Section 457(b) Eligible Deferred Compensation Arrangements)

  .   403(a) Arrangements

A form of the Deferred Annuity may be issued to a bank that does nothing but hold them as a contract holder.

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

THE DEFERRED ANNUITY AND YOUR RETIREMENT PLAN

   These Deferred Annuities may be issued either to You as an individual or to a group. You are then a participant under the group's Deferred Annuity.

If You participate through a retirement plan or other group arrangement, the Deferred Annuity may provide that all or some of your rights or choices as described in this Prospectus are subject to the plan's terms. For example, limitations on your rights may apply to investment choices, automated investments strategies, purchase payments, withdrawals, transfers, loans, the death benefit and pay-out options.

The Deferred Annuity may provide that a plan administrative fee will be paid by making a withdrawal from your Account Balance. We may rely on your employer's or plan administrator's statements to us as to the terms of the plan or your entitlement to any amounts. We are not a party to your employer's retirement plan. We will not be responsible for determining what your plan says. You should consult the Deferred Annuity Contract and plan document to see how You may be affected. If You are a Texas Optional Retirement Program participant, please see Appendix II for specific information which applies to You.

403(B) PLAN TERMINATIONS

Upon a 403(b) plan termination, your employer is required to distribute your plan benefits under the Contract to You. Your employer may permit You to receive your distribution of your 403(b) plan benefit in cash or in the form of the Contract.

If You elect to receive your distributions in cash, the distribution is a withdrawal under the Contract and any amounts withdrawn are subject to applicable Withdrawal Charges. Outstanding loans will be satisfied (paid) from your cash benefit prior to its distribution to You. In addition, your cash distributions are subject to withholding, ordinary income tax and applicable Federal income tax penalties. (See "Income Taxes".) Contract Withdrawal Charges will be waived if the net distribution is made under the exceptions listed in the "When No Withdrawal Charge Applies" section of the Prospectus. However, if your employer chooses to distribute cash as the default option, your employer may not give You the opportunity to instruct MetLife to make, at a minimum, a direct transfer to another funding vehicle or annuity contract issued by us or one of our affiliates, which may avoid a Withdrawal Charge. In that case, You will receive the net cash distribution, less any applicable Withdrawal Charge and withholding. In addition, You would forfeit any accrued benefit under a GMIB or LWG rider or guaranteed death benefit.

If You receive the distribution in form of the Contract, we will continue to administer the Contract according to its terms. However in that case, You may not make any additional purchase payments or take any loans. In addition MetLife will rely on You to provide certain information that would otherwise be provided to MetLife by the employer or plan administrator. The employer may choose distribution of the Contract as the default option. The employer may not choose distribution of a Contract as a default option when that Contract is an investment vehicle for a TSA ERISA plan.

AUTOMATED INVESTMENT STRATEGIES


   There are four automated investment strategies available to You. We created these investment strategies to help You manage your money. You decide if one is appropriate for You, based upon your risk tolerance and savings goals. The Index Selector is not available with a Deferred Annuity with the optional LWG. These are available to You without any additional charges. As with any investment program, none of them can guarantee a gain -- You can lose money. We may modify or terminate any of the strategies at any time. You may have only one strategy in effect at a time. You may not have a strategy in effect while You also have an outstanding loan. Your employer, association or other group contract holder may limit the availability of any investment strategy.

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

The Equity Generator(R): An amount equal to the interest earned in the Fixed Interest Account is transferred monthly to any one Investment Division based on your selection. If your Fixed Interest Account Balance at the time of a scheduled transfer is zero, this strategy is automatically discontinued.

The Rebalancer(R): You select a specific asset allocation for your entire Account Balance from among the Investment Divisions and the Fixed Interest Account, if available. Each quarter we transfer amounts among these options to bring the percentage of your Account Balance in each option back to your original allocation. In the future, we may permit You to allocate less than 100% of your Account Balance to this strategy.

The Index Selector(R): You may select one of five asset allocation models (the Conservative Model, the Conservative to Moderate Model, the Moderate Model, the Moderate to Aggressive Model and the Aggressive Model) which are designed to correlate to various risk tolerance levels. Based on the model You choose, your entire Account Balance is divided among the Barclays Capital Aggregate Bond Index, MetLife Stock Index, Morgan Stanley EAFE(R) Index, Russell 2000(R) Index and MetLife Mid Cap Stock Index Investment Divisions and the Fixed Interest Account. Each quarter the percentage in each of these Investment Divisions and the Fixed Interest Account is brought back to the selected model percentage by transferring amounts among the Investment Divisions and the Fixed Interest Account.

In the future, we may permit You to allocate less than 100% of your Account Balance to this strategy.

We will continue to implement the Index Selector strategy using the percentage allocations of the mode that were in effect when You elected the Index Selector strategy. You should consider whether it is appropriate for You to continue this strategy over time if your risk tolerance, time horizon or financial situation changes. This strategy may experience more volatility than our other strategies. We provide the elements to formulate the models. We may rely on a third party for its expertise in creating appropriate allocations.

The asset allocation models used in the Index Selector strategy may change from time to time. If You are interested in an updated model please contact your sales representative.

You may choose another Index Selector strategy or terminate your Index Selector strategy at any time. If You choose another Index Selector strategy, You must select from the asset allocation models available at that time. After termination, if You then wish to again select the Index Selector strategy, You must select from the asset allocation models available at that time.

The Allocator/SM/: Each month a dollar amount You choose is transferred from the Fixed Interest Account to any of the Investment Divisions You choose. You select the day of the month and the number of months over which the transfers will occur. A minimum periodic transfer of $50 is required. Once your Fixed Interest Account Balance is exhausted, this strategy is automatically discontinued.

The Allocator and the Equity Generator are dollar cost averaging strategies. Dollar cost averaging involves investing at regular intervals of time. Since this involves continuously investing regardless of fluctuating prices, You should consider whether You wish to continue the strategy through periods of fluctuating prices.


We will terminate all transactions under any automated investment strategy upon notification of your death.

PURCHASE PAYMENTS

   There is no minimum purchase payment. You may continue to make purchase payments while You receive Systematic Withdrawal Program payments, as described later in this Prospectus, unless your purchase payments are made through payroll deduction.

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

We will not issue the Deferred Annuity to You if You are age 80 or older or younger than age 18 for the TSA Deferred Annuity described in the Prospectus. For SEPs and SIMPLE IRAs Deferred Annuities, the minimum issue age is 21. You will not receive the 3% credit associated with the e Bonus Class (generally not available for purchase payments which consist of money from eligible rollover distributions or direct transfers from mutual funds that are products of MetLife or its affiliates), unless You are less than 66 years old at date of issue. We will not accept your purchase payments if You are age 90 or older.

PURCHASE PAYMENTS--SECTION 403(B) PLANS

The Internal Revenue Service announced new regulations affecting Section 403(b) plans and arrangements, which were generally effective January 1, 2009. As part of these regulations, employers need to meet certain requirements in order for their employees' annuity contracts that fund these programs to retain a tax deferred status under Section 403(b). Prior to the new rules, transfers of one annuity contract to another would not result in a loss of tax deferred status under 403(b) under certain conditions (so-called "90-24 transfers"). The new regulations have the following effect regarding transfers: (1) a newly issued contract funded by a transfer which is completed AFTER September 24, 2007, is subject to the employer requirements referred to above; (2) additional purchase payments made AFTER September 24, 2007, to a contract that was funded by a 90-24 transfer ON OR BEFORE September 24, 2007, MAY subject the contract to this new employer requirement.

In consideration of these regulations, we have determined to only make available the Contract for purchase (including transfers) where your employer currently permits salary reduction contributions to be made to the Contract.

If your Contract was issued previously as a result of a 90-24 transfer completed on or before September 24, 2007, and You have never made salary reduction contributions into your Contract, we urge You to consult with your tax adviser prior to making additional purchase payments.

ALLOCATION OF PURCHASE PAYMENTS

You decide how your money is allocated among the Fixed Interest Account, if available, and the Investment Divisions. You can change your allocations for future purchase payments. We will make allocation changes when we receive your request for a change. You may also specify an effective date for the change as long as it is within 30 days after we receive the request.

LIMITS ON PURCHASE PAYMENTS

Your ability to make purchase payments may be limited by:

..   Federal tax laws or regulatory requirements;

..   Our right to limit the total of your purchase payments to $1,000,000;

..   Our right to restrict purchase payments to the Fixed Interest Account if
    (1) the interest rate we credit in the Fixed Interest Account is equal to the guaranteed minimum rate as stated in your Deferred Annuity; or (2) your Fixed Interest Account Balance is equal to or exceeds our maximum for a Fixed Interest Account allocation (e.g., $1,000,000);

..   Participation in the Systematic Withdrawal Program (as described later); and

..   Leaving your job.

THE VALUE OF YOUR INVESTMENT

   Accumulation Units are credited to You when You make purchase payments or transfers into an Investment Division. When You withdraw or transfer money from an Investment Division (as well as when we apply the Annual Contract Fee and the GMIB or LWG charge, if chosen as an optional benefit), accumulation units are liquidated. We determine the number of accumulation units by dividing the amount of your purchase payment, transfer or withdrawal by the Accumulation Unit Value on the date of the transaction.

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

This is how we calculate the Accumulation Unit Value for each Investment
Division:

..   First, we determine the change in investment performance (including any investment-related charge) for the underlying Portfolio from the previous trading day to the current trading day;

..   Next, we subtract the daily equivalent of the Separate Account charge (for the class of the Deferred Annuity You have chosen, including any optional benefits) for each day since the last Accumulation Unit Value was calculated; and

..   Finally, we multiply the previous Accumulation Unit Value by this result.


   Examples
   Calculating the Number of Accumulation Units

   Assume You make a purchase payment of $500 into one Investment Division and that Investment Division's Accumulation Unit Value is currently $10.00. You would be credited with 50 accumulation units.

                  $500 = 50 accumulation units
                  ---
                  $10

   Calculating the Accumulation Unit Value

   Assume yesterday's Accumulation Unit Value was $10.00 and the number we calculate for today's investment experience (minus charges) for an underlying Portfolio is 1.05. Today's Accumulation Unit Value is $10.50. The value of your $500 investment is then $525 (50 x $10.50 = $525).

           $10.00 x 1.05 = $10.50 is the new Accumulation Unit Value

   However, assume that today's investment experience (minus charges) is .95 instead of 1.05. Today's Accumulation Unit Value is $9.50. The value of your $500 investment is then $475 (50 x $9.50 = $475).

            $10.00 x .95 = $9.50 is the new Accumulation Unit Value

TRANSFER PRIVILEGE

   You may make tax-free transfers among Investment Divisions or between the Investment Divisions and the Fixed Interest Account, if available. For us to process a transfer, You must tell us:

..   The percentage or dollar amount of the transfer;

..   The Investment Divisions (or Fixed Interest Account) from which You want the money to be transferred;

..   The Investment Divisions (or Fixed Interest Account) to which You want the money to be transferred; and

..   Whether You intend to start, stop, modify or continue unchanged an automated investment strategy by making the transfer.

We reserve the right to restrict transfers to the Fixed Interest Account if (1) the interest rate we credit in the Fixed Interest Account is equal to the guaranteed minimum rate as stated in your Deferred Annuity; or (2) your Fixed Interest Account Balance is equal to or exceeds our maximum for Fixed Interest Account allocations (e.g., $1,000,000).

Your transfer request must be in Good Order and completed prior to the close of the Exchange on a business day, if You want the transaction to take place on that day. All other transfer requests in Good Order will be processed on our next business day.

We may require You to use our original forms and maintain a minimum Account Balance (if the transfer is in connection with an automated investment strategy or if there is an outstanding loan from the Fixed Interest Account).



                                                                             29

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The following is a discussion of our frequent transfer/reallocation policies and procedures. They apply both to the "pay-in" and "pay-out" phase of your Deferred Annuity.

RESTRICTIONS ON TRANSFERS

RESTRICTIONS ON FREQUENT TRANSFERS/REALLOCATIONS. Frequent requests from contract owners to make transfers/reallocations may dilute the value of a Portfolio's shares if the frequent transfers/reallocations involve an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio's share price ("arbitrage trading"). Frequent transfers/reallocations involving, arbitrage trading may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect contract owners and other persons who may have an interest in the Contracts (e.g., Annuitants and Beneficiaries).

We have policies and procedures that attempt to detect and deter frequent transfers/reallocations in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Portfolios (I.E., American Funds Global Small Capitalization, Clarion Global Real Estate, Harris Oakmark International, Invesco Small Cap Growth, Loomis Sayles Global Markets, Loomis Sayles Small Cap Core, Loomis Sayles Small Cap Growth, Lord Abbett Bond Debenture, MFS(R) Research International, MSCI EAFE(R) Index, Neuberger Berman Genesis, Oppenheimer Global Equity, Russell 2000(R) Index, T. Rowe Price Small Cap Growth, Third Avenue Small Cap Value, and Western Asset Management Strategic Bond Opportunities--the "Monitored Portfolios") and we monitor transfer/reallocation activity in those Monitored Portfolios. In addition, as described below, we intend to treat all American Funds Insurance Series(R) Portfolios ("American Funds portfolios") as Monitored Portfolios. We employ various means to monitor transfer/reallocation activity, such as examining the frequency and size of transfers/reallocations into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer/reallocation activity to determine if, for each category of international, small-cap, and high-yield Portfolios, in a 12-month period there were, (1) six or more transfers/reallocations involving the given category;
(2) cumulative gross transfers/reallocations involving the given category that exceed the current Account Balance; and (3) two or more "round-trips" involving any Monitored Portfolio in the given category. A round-trip generally is defined as a transfer/reallocation in followed by a transfer/reallocation out within the next seven calendar days or a transfer/reallocation out followed by a transfer/reallocation in within the next seven calendar days, in either case subject to certain other criteria.

WE DO NOT BELIEVE THAT OTHER PORTFOLIOS PRESENT A SIGNIFICANT OPPORTUNITY TO ENGAGE IN ARBITRAGE TRADING AND THEREFORE DO NOT MONITOR TRANSFER/REALLOCATION ACTIVITY IN THOSE PORTFOLIOS. We may change the Monitored Portfolios at any time without notice in our sole discretion.

As a condition to making their portfolios available in our products, American Funds(R) requires us to treat all American Funds Portfolios as Monitored Portfolios under our current frequent transfer/reallocation policies and procedures. Further, American Funds(R) requires us to impose additional specified monitoring criteria for all American Funds Portfolios available under the Contract, regardless of the potential for arbitrage trading. We are required to monitor transfer/reallocation activity in American Funds Portfolios to determine if there were two or more transfers/reallocations in followed by transfers/reallocations out, in each case of a certain dollar amount or greater, in any 30 day period. A first violation of the American Funds(R) monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction, during which period we will require all transfer/reallocation requests to or from an American Funds Portfolio to be submitted with an original signature. Further, as Monitored Portfolios, all American Funds Portfolios also will be subject to our current frequent transfer/reallocation policies, procedures and restrictions (described below) and transfer/reallocation restrictions may be imposed upon a violation of either monitoring policy.

Our policies and procedures may result in transfer/reallocation restrictions being applied to deter frequent transfers/reallocations . Currently, when we detect transfer/reallocation activity in the Monitored Portfolios that exceeds our


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

current transfer/reallocation limits, we require future transfer/reallocation requests to or from any Monitored Portfolios under that Contract to be submitted in writing with an original signature. A first occurrence will result in the imposition of this restriction for a six month period; a second occurrence will result in the permanent imposition of the restriction.

Transfers made under an Automated Investment Strategy are not treated as transfers when we monitor the frequency of transfers.

The detection and deterrence of harmful transfer/reallocation activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios we believe are susceptible to arbitrage trading or the determination of the transfer/reallocation limits. Our ability to detect and/or restrict such transfer/reallocation activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by contract owners to avoid such detection. Our ability to restrict such transfer/reallocation activity also may be limited by provisions of the Contract. Accordingly, there is no assurance that we will prevent all transfer/reallocation activity that may adversely affect contract owners and other persons with interests in the Contracts. We do not accommodate frequent transfers/reallocations in any Portfolio and there are no arrangements in place to permit any contract owner to engage in frequent transfers/reallocations ; we apply our policies and procedures without exception, waiver, or special arrangement.

The Portfolios may have adopted their own policies and procedures with respect to frequent transfers/reallocations in their respective shares, and we reserve the right to enforce these policies and procedures. For example, Portfolios may assess a redemption fee (which we reserve the right to collect) for shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or operational capacity to apply the frequent transfer/reallocation policies and procedures of the Portfolios, we have entered in a written agreement, as required by SEC regulation, with each Portfolio or its principal underwriter that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual contract owners, and to execute instructions from the Portfolio to restrict or prohibit further purchases or transfers/reallocations by specific contract owners who violate the frequent transfer/reallocation policies established by the Portfolio.

In addition, contract owners and other persons with interests in the Contracts should be aware that the purchase and redemption orders received by the Portfolios generally are "omnibus" orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual contract owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their frequent transfer/reallocation policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons we cannot guarantee that the Portfolios (and thus contract owners) will not be harmed by transfer/reallocation activity relating to the other insurance companies and/or retirement plans that may invest in the Portfolios. If a Portfolio believes that an omnibus order reflects one or more transfer/reallocation requests from contract owners engaged in frequent trading, the Portfolio may reject the entire omnibus order.

In accordance with applicable law, we reserve the right to modify or terminate the transfer/reallocation privilege at any time. We also reserve the right to defer or restrict the transfer/reallocation privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on frequent transfers/reallocations (even if an entire omnibus order is rejected due to the frequent transfers/reallocations of a single contract owner). You should read the Portfolio prospectuses for more details.

RESTRICTIONS ON LARGE TRANSFERS. Large transfers/reallocations may increase brokerage and administrative costs of the underlying Portfolios and may disrupt portfolio management strategy, requiring a Portfolio to maintain a high cash


                                                                             31

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position and possibly resulting in lost investment opportunities and forced liquidations. We do not monitor for large transfers/reallocations to or from Portfolios except where the portfolio manager of a particular underlying Portfolio has brought large transfer/reallocation activity to our attention for investigation on a case-by-case basis. For example, some portfolio managers have asked us to monitor for "block transfers" where transfer/reallocation requests have been submitted on behalf of multiple Contract Owners by a third party such as an investment adviser. When we detect such large trades, we may impose restrictions similar to those described above where future transfer/reallocation requests from that third party must be submitted in writing with an original signature. A first occurrence will result in the imposition of this restriction for a six-month period; a second occurrence will result in the permanent imposition of the restriction.


ACCESS TO YOUR MONEY

   You may withdraw either all or part of your Account Balance from the Deferred Annuity. Other than those made through the Systematic Withdrawal
Program, withdrawals must be at least $500 or the Account Balance, if less. If any withdrawal would decrease your Account Balance below $2,000, we may consider this a request for a full withdrawal. To process your request, we need the following information:

..   The percentage or dollar amount of the withdrawal; and

..   The investment divisions (or Fixed Interest Account) from which You want the money to be withdrawn.

Your withdrawal may be subject to Withdrawal Charges.

We may withhold payment of withdrawal proceeds if any portion of those proceeds would be derived from your check that has not yet cleared (I.E., that could still be dishonored by your banking institution). We may use telephone, fax, Internet or other means of communication to verify that payment from your check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. You may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.

Generally, if You request, we will make payments directly to other investments on a tax-free basis. You may only do so if all applicable tax and state regulatory requirements are met and we receive all information necessary for us to make the payment. We may require You to use our original forms.

SYSTEMATIC WITHDRAWAL PROGRAM

If we agree and if approved in your state, You may choose to automatically withdraw a specific dollar amount or a percentage of your Account Balance each Contract Year. This program is not available under the 457(b) Deferred Annuity issued to tax-exempt organizations. This amount is then paid in equal portions throughout the Contract Year according to the time frame You select, e.g., monthly, quarterly, semi-annually or annually. Once the Systematic Withdrawal Program is initiated, the payments will automatically renew each Contract Year. Income taxes, tax penalties and Withdrawal Charges may apply to your withdrawals. Program payment amounts are subject to our required minimums and administrative restrictions. Your Account Balance will be reduced by the amount of your Systematic Withdrawal Program payments and applicable Withdrawal Charges. Payments under this program are not the same as income payments You would receive from a Deferred Annuity pay-out option. The Systematic Withdrawal Program is not available to the e Bonus Class of the Deferred Annuities until the second Contract Year. The Systematic Withdrawal Program is not available in conjunction with any automated investment strategy.

If You elect to withdraw a dollar amount, we will pay You the same dollar amount each Contract Year. If You elect to withdraw a percentage of your Account Balance, each Contract Year we recalculate the amount You will receive based on your new Account Balance.

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

Calculating Your Payment Based on a Percentage Election for the First Contract Year You Elect the Systematic Withdrawal Program: If You choose to receive a percentage of your Account Balance, we will determine the amount payable on the date these payments begin. When You first elect the program, we will pay this amount over the remainder of the Contract Year. For example, if You select to receive payments on a monthly basis with the percentage of your Account Balance You request equaling $12,000, and there are six months left in the Contract Year, we will pay You $2,000 a month.

Calculating Your Payment for Subsequent Contract Years of the Systematic Withdrawal Program: For each subsequent year that your Systematic Withdrawal Program remains in effect, we will deduct from your Deferred Annuity and pay You over the Contract Year either the amount that You chose or an amount equal to the percentage of your Account Balance You chose. For example, if You select to receive payments on a monthly basis, ask for a percentage and that percentage of your Account Balance equals $12,000 at the start of a Contract Year, we will pay You $1,000 a month.

If You do not provide us with your desired allocation, or there are insufficient amounts in the Investment Divisions or the Fixed Interest Account that You selected, the payments will be taken out pro rata from the Fixed Interest Account and any Investment Divisions in which You then have money.

Selecting a Payment Date: You select a payment date which becomes the date we make the withdrawal. (If You would like to receive your Systematic Withdrawal Program payment on or about the first of the month, You should request the payment by the 20th of the month). We must receive your request in Good Order at least 10 days prior to the selected payment date. If we do not receive your request in time, we will make the payment the following month on the date You selected. If You do not select a payment date, we will automatically begin systematic withdrawals within 30 days after we receive your request. Changes in the dollar amount, percentage or timing of the payments can be made once a year at the beginning of any Contract Year and one other time during the Contract Year. If You make any of these changes, we will treat your request as though You were starting a new Systematic Withdrawal Program. You may request to stop your Systematic Withdrawal Program at any time. We must receive any request in Good Order at least 30 days in advance.

Although we need your written authorization to begin this program, You may cancel this program at any time by telephone or by writing to us at your MetLife Administrative Office. We will also terminate your participation in the program upon notification of your death.

Systematic Withdrawal Program payments may be subject to a Withdrawal Charge unless an exception to this charge applies. For purposes of determining how much of the annual payment amount is exempt from this charge under the free withdrawal provision (discussed later), all payments from a Systematic Withdrawal Program in a Contract Year are characterized as a single lump sum withdrawal as of your first payment date in that Contract Year. When You first elect the program, we will calculate the percentage of your Account Balance your Systematic Withdrawal Program payment represents based on your Account Balance on the first Systematic Withdrawal Program payment date. For all subsequent Contract Years, we will calculate the percentage of your Account Balance your Systematic Withdrawal Program payment represents based on your Account Balance on the first Systematic Withdrawal Program payment date of that Contract Year. We will determine separately the Withdrawal Charge and any relevant factors (such as applicable exceptions) for each Systematic Withdrawal Program payment as of the date it is withdrawn from your Deferred Annuity.

See "Lifetime Withdrawal Guarantee Benefit -- Annual Benefit
Payment -- Systematic Withdrawal Program" for more information concerning utilizing the Systematic Withdrawal Program in conjunction with the Lifetime Guaranteed Withdrawal Benefit.

Participation in the Systematic Withdrawal Program is subject to our administrative procedures.

MINIMUM DISTRIBUTION

In order for You to comply with certain tax law provisions, You may be required to take money out of your Deferred Annuity. Rather than receiving your minimum required distribution in one annual lump-sum payment, You may request that we pay it to You in installments throughout the calendar year. However, we may require that You maintain a certain Account Balance at the time You request these payments. You may not have a Systematic Withdrawal Program in effect if we pay your minimum required distribution in installments. We will terminate your participation in the program upon notification of your death.

CHARGES

  There are two types of charges You pay while You have money in an Investment
  Division:

..   Separate Account charge, and

..   Investment-related charge.

We describe these charges below. The amount of the charge may not necessarily correspond to costs associated with providing the services or benefits indicated by the designation of the charge or associated with the Deferred Annuity. For example, the Withdrawal Charge may not fully cover all of the sales and distribution expenses actually incurred by us and proceeds from other charges, including the Separate Account charge, may be used in part to cover such expenses. We can profit from certain Deferred Annuity charges.

SEPARATE ACCOUNT CHARGE

Each class of the Deferred Annuity has a different annual Separate Account charge that is expressed as a percentage of average account value. A portion of the annual Separate Account charge is paid us daily based upon the value of the amount You have in the Separate Account on the day the charge is assessed. You pay an annual Separate Account charge that, during the pay-in phase, for the Standard Death Benefit will not exceed 0.50% for the e Class and 0.95% for the e Bonus Class of the average value of the amounts in the Investment Divisions, or, in the case of each American Funds(R) Investment Division, 0.75% for the e Class and 1.20% for the e Bonus Class.

This charge pays us for the risk that You may live longer than we estimated. Then, we could be obligated to pay You more in payments from a pay-out option than we anticipated. Also, we bear the risk that the guaranteed death benefit we would pay should You die during your pay-in phase is larger than your Account Balance. This charge also includes the risk that our expenses in administering the Deferred Annuity may be greater than we estimated. The Separate Account charge also pays us for distribution costs to both our licensed salespersons and other broker-dealers. The Separate Account charges You pay will not reduce the number of accumulation units credited to You. Instead, we deduct the charges as part of the calculation of the Accumulation Unit Value. We guarantee that the Separate Account insurance-related charge will not increase while You have the Deferred Annuity.

The chart below summarizes the maximum Separate Account charge for each class of the Deferred Annuity with each death benefit prior to entering the pay-out phase of the Contract.

                           SEPARATE ACCOUNT CHARGES*

                                                           e Bonus
                                                   e Class  Class
                                                   ------- -------
             StandardDeath Benefit                  0.50%   0.95%
             -----------------------------------------------------
             OptionalAnnual Step-Up Death Benefit   0.60%   1.05%
             -----------------------------------------------------

    * We currently charge an additional Separate Account charge of 0.25% of average daily net assets in the American Funds Growth-Income, American Funds Growth, American Funds Bond and American Funds Global Small Capitalization Investment Divisions.

        We reserve the right to impose an additional Separate Account charge on Investment Divisions that we add to the Contract in the future. The additional amount will not exceed the annual rate of 0.25% of average daily net assets in any such Investment Divisions.

INVESTMENT-RELATED CHARGE

This charge has two components. The first pays the investment managers for managing money in the Portfolios. The second consists of Portfolio operating expenses and 12b-1 Plan fees. The percentage You pay for the investment-related charge depends on which Investment Divisions You select. Each class of shares available to the Deferred Annuities, except for the Calvert Fund, has a 12b-1 Plan fee, which pays for distribution expenses. Class B shares available in the Metropolitan Fund and the Met Investors Fund have a 0.25% 12b-1 Plan fee. Class C shares available in the Met Investors Fund have a 0.55% 12b-1 Plan fee, Class 2 shares available in the American Funds(R) have a 0.25% 12b-1 Plan fee. The Calvert Fund shares which are available have no 12b-1 Plan fee. Amounts for each Investment Division for the previous year are listed in the Table of Expenses.

ANNUAL CONTRACT FEE

  There is a $30 Annual Contract Fee which is deducted on a pro-rata basis from the Investment Divisions on the last business day prior to the Contract
Anniversary. This fee is waived if your Account Balance is at least $50,000 on the day the fee is to be deducted. This fee will also be waived if You are on medical leave approved by your employer or called to active armed service duty at the time the fee is to be deducted and your employer has informed us of your status. The fee will be deducted at the time of a total withdrawal of your Account Balance on a pro-rata basis (determined based upon the number of complete months that have elapsed since the prior Contract Anniversary). This fee pays us for our miscellaneous administrative costs. These costs which we incur include financial, actuarial, accounting and legal expenses.

We reserve the right to waive the Annual Contract Fee for specific groups based upon the nature of the group, size, aggregate amount of anticipated purchase payments or anticipated persistency. The waiver will be implemented in a reasonable manner and will not be unfairly discriminatory to the interests of any contract holder.

OPTIONAL GMIB

The optional GMIB is available for an additional charge of 0.70% of the guaranteed minimum income base (as defined later in this Prospectus), deducted at the end of each Contract Year by withdrawing amounts on a pro-rata basis from your Fixed Interest Account Balance (net of any outstanding loans) and Separate Account Balance. (We take amounts from the Separate Account by canceling accumulation units from your Separate Account Balance). If You make a total withdrawal of your Account Balance or elect to receive income payments under your Contract, a pro-rata portion of the annual optional benefit charge will be assessed based on the number of months from the last Contract Anniversary to the date of the withdrawal or the beginning of income payments. Prior to May 4, 2009, the charge for the optional GMIB is 0.35% of the guaranteed minimum income base. (For employer groups with TSA ERISA, 457(b) and 403(a) Deferred Annuities that were established on or before May 1, 2009, which elected to make available the GMIB under their group Contract, participants, who submit an application after May 1, 2009, will receive the lower charge of 0.35%.)

OPTIONAL LWG

The LWG is available for an additional charge of 0.95% of the Total Guaranteed Withdrawal Amount (as defined later in this Prospectus), deducted at the end of each Contract Year, after applying any 5% Compounding Income Amount and prior to taking into account any Automatic Annual Step-Up occurring on the Contract Anniversary by withdrawing amounts on a pro-rata basis from your Fixed Interest Account Balance and Separate Account Balance. We take amounts from the Separate Account by canceling accumulation units from your Separate Account Balance. If an Automatic Annual Step-Up occurs under a LWG, we may increase the LWG charge to the then current charge for the same optional benefit, but no more than a maximum of 0.95%. If the LWG is in effect, the charge will continue even if your Remaining Guaranteed Withdrawal Amount equals zero. Prior to May 4, 2009, the charge for the optional LWG prior to any Automatic Step-Up is 0.50% of the Total Guaranteed Withdrawal Amount and the maximum charge upon an Automatic Annual Step-Up is 0.95%.

PREMIUM AND OTHER TAXES

   Some jurisdictions tax what are called "annuity considerations." These may apply to purchase payments, Account Balances and death benefits. In most jurisdictions, we currently do not deduct any money from purchase payments, Account Balances or death benefits to pay these taxes. Generally, our practice is to deduct money to pay premium taxes (also known as "annuity" taxes) only when You exercise a pay-out option. In certain jurisdictions, we may deduct money to pay premium taxes on lump sum withdrawals or when You exercise a pay-out option. We may deduct an amount to pay premium taxes some time in the future since the laws and the interpretation of the laws relating to annuities are subject to change.

Premium taxes, if applicable, depend on the Deferred Annuity You purchase and your home state or jurisdiction. The chart in Appendix I shows the jurisdictions where premium taxes are charged and the amount of these taxes.

We also reserve the right to deduct from purchase payments, Account Balances, withdrawals or income payments, any taxes (including, but not limited to, premium taxes) paid by us to any government entity relating to the Contracts. Examples of these taxes include, but are not limited to, generation skipping transfer tax or a similar excise tax under Federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. We will, at our sole discretion, determine when taxes relate to the Contracts. We may, at our sole discretion, pay taxes when due and deduct that amount from the Account Balance at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.

WITHDRAWAL CHARGES


    A Withdrawal Charge may apply if You make a withdrawal from your e Bonus Class Deferred Annuity. There are no Withdrawal Charges for the e Class or
in certain situations or upon the occurrence of certain events (see "When No Withdrawal Charges Applies"). The Withdrawal Charge will be determined separately for each Investment Division from which a withdrawal is made. The Withdrawal Charge is assessed against the amount withdrawn.


For a full withdrawal, we multiply the amount to which the Withdrawal Charge applies by the percentage shown, keep the result as a Withdrawal Charge and pay You the rest.

For partial withdrawals, we multiply the amount to which the Withdrawal Charge applies by the percentage shown, keep the result as a Withdrawal Charge and pay You the rest. We will treat your request as a request for a full withdrawal if your Account Balance is not sufficient to pay both the requested withdrawal and the Withdrawal Charge, or if the withdrawal leaves an Account Balance that is less than the minimum required.

The Withdrawal Charge on the amount withdrawn for each class is as follows:


            IF WITHDRAWN DURING CONTRACT YEAR  E CLASS E BONUS CLASS
            ---------------------------------  ------- -------------
                       1......................  None         3%
                       2......................               3%
                       3......................               3%
                       4......................               3%
                       5......................               3%
                       6......................               3%
                       7......................               3%
                       Thereafter.............               0%

The Withdrawal Charge reimburses us for our costs in selling the Deferred Annuities. We may use our profits (if any) from the Separate Account charge to pay for our costs to sell the Deferred Annuities which exceed the amount of Withdrawal Charges we collect.


DIVORCE. A withdrawal made pursuant to a divorce or separation instrument is subject to the same withdrawal charge provisions as described in this section, if permissible under tax law. In addition, the withdrawal will reduce the Account Balance, the death benefit, and the amount of any optional benefit (including the benefit base that we use to determine the guaranteed amount of the benefit). The amount withdrawn could exceed the maximum amount that can be withdrawn without causing a proportionate reduction in the benefit base used to calculate the guaranteed amount provided by an optional benefit, as described in "Optional Death Benefit" and "Living Benefits". The withdrawal could have a significant negative impact on the death benefit and on any optional benefit.


WHEN NO WITHDRAWAL CHARGE APPLIES TO THE E BONUS CLASS

In some cases, we will not charge You the Withdrawal Charge when You make a withdrawal. We may, however, ask You to prove that You meet any of the conditions listed below.

You do not pay a Withdrawal Charge:

..   On transfers You make within your Deferred Annuity among Investment
    Divisions and transfers to or from the Fixed Interest Account.

..   On the amount surrendered after seven Contract Years.

..   If You choose payments over one or more lifetimes, except, in certain cases, under the GMIB.

..   If You die during the pay-in phase. Your Beneficiary will receive the full death benefit without deduction.

..   After the first Contract Year, if You withdraw up to 10% of your total
    Account Balance, per Contract Year. This 10% total withdrawal may be taken in an unlimited number of partial withdrawals during that Contract Year. These withdrawals are made on a non-cumulative basis.

..   If the withdrawal is to avoid required Federal income tax penalties or to satisfy Federal income tax rules concerning minimum distribution requirements that apply to your Deferred Annuity. For purposes of this exception, we assume that the Deferred Annuity is the only Contract or funding vehicle from which distributions are required to be taken and we will ignore all other account balances. This exception does not apply if the withdrawal is to satisfy Section 72(t) requirements under the Internal Revenue Code.


..   The Waiver of Withdrawal Charge for Nursing Home or Hospital Confinement
    Rider and Waiver of Withdrawal Charge for Terminal Illness Rider are only available if You are less than 80 years old on the Contract issue date. For the TSA, SEP and SIMPLE Deferred Annuities, after the first Contract Year, except in Massachusetts and South Dakota (as of the close of the New York Stock Exchange on December 31, 2012 for the Nursing Home or Hospital Confinement Rider), and your Contract provides for these riders to withdrawals to which a Withdrawal Charge would otherwise apply, if You as owner or participant under a Contract:


..   have been a resident of certain nursing home facilities or a hospital for a minimum of 90 consecutive days or for a minimum total of 90 days where there is no more than a 6 month break in that residency and the residencies are for related causes, where You have exercised this right no later than 90 days of exiting the nursing home facility or hospital; or

..   are diagnosed with a terminal illness and not expected to live more than 12 months.

..   This Contract feature is only available if You are less than 65 years old on the date You became disabled and if the disability commences subsequent to the first Contract Anniversary. After the first Contract Year, if approved in your state, and your Contract provides for this, if You are disabled as defined in the Federal Social Security Act and if You have been the participant continuously since the issue of the Contract.

..   If You have transferred money which is not subject to a withdrawal charge
    (because you have satisfied contractual provisions for a withdrawal without the imposition of a contract withdrawal charge) from certain eligible MetLife contracts or certain eligible contracts of MetLife affiliates into the Deferred Annuity, and the withdrawal is of these transferred amounts and we agree. Any purchase payments made after the transfer are subject to the usual Withdrawal Charge schedule.

..   If You make a direct transfer to other investment vehicles we have pre-approved.

..   If your plan or group of which You are a participant or member permits account reduction loans, You take an account reduction loan and the withdrawal consists of these account reduction loan amounts.

..   If approved in your state, and if You elect the LWG and take your Annual
    Benefit Payment through the Systematic Withdrawal Program and only withdraw your Annual Benefit Payment.

..   Subject to availability in your state, if the early Withdrawal Charge that would apply if not for this provision (1) would constitute less than 0.50% of your Account Balance and (2) You transfer your total Account Balance to certain eligible contracts issued by MetLife or its affiliated companies and we agree.

..   If approved in your state, and after the first Contract Year, if You elect the LWG and only make withdrawals each Contract Year that do not exceed on a cumulative basis your Annual Benefit Payment.

..   If permitted in your state, for TSA, TSA ERISA, 457(b) and 403(a) Deferred
    Annuities, if You make a direct transfer to another funding vehicle or annuity contract issued by us or by one of our affiliates and we agree.

FREE LOOK

   You may cancel your TSA Deferred Annuity within a certain time period. This is known as a "free look." Not all Contracts issued are subject to free look provisions under state law. We must receive your request to cancel in writing by the appropriate day in your state, which varies from state to state. The time period may also vary depending on your age and whether You purchased your Deferred Annuity from us directly, through the mail or with money from another annuity or life insurance policy. Depending on state law, we may refund all of your purchase payments or your Account Balance as of the date your refund request is received at your Administrative Office in Good Order.

For the TSA Deferred Annuity, any 3% credit from purchase payments does not become yours until after the "free look" period; we retrieve it if You exercise the "free look". Your exercise of any "free look" is the only circumstance under which the 3% credit will be retrieved (commonly called "recapture"). If your state requires us to refund your Account Balance, the refunded amount will include any investment performance attributable to the 3% credit. If there are any losses from investment performance attributable to the 3% credit, we will bear that loss.

DEATH BENEFIT--GENERALLY

    One of the insurance guarantees we provide You under your Deferred Annuity is that your Beneficiaries will be protected during the "pay-in" phase against market downturns. You name your Beneficiary(ies).

If You intend to purchase the Deferred Annuity for use with a SEP or SIMPLE IRA, please refer to the discussion concerning IRAs in the Tax Section of this Prospectus.

The standard death benefit is described below. An additional optional death benefit is described in the "Optimal Benefits" section. Check your Contract and riders for the specific provisions applicable to You. The additional optional death benefit may not be available in your state (check with your registered representative regarding availability).

The death benefit is determined as of the end of the business day on which we receive both due proof of death and an election for the payment method.

If we are notified of your death before any requested transaction is completed (including transactions under automated investment strategies, the minimum distribution program and the Systematic Withdrawal Program), we will cancel the request. As described above, the death benefit will be determined when we receive due proof of death and an election for the payment method.

Where there are multiple Beneficiaries, the death benefit will only be determined as of the time the first Beneficiary submits the necessary documentation in Good Order. If the death benefit payable is an amount that exceeds the Account Balance on the day it is determined, we will apply to the Contract an amount equal to the difference between the death benefit payable and the Account Balance, in accordance with the current allocation of the Account Balance. This death benefit amount remains in the Investment Divisions until each of the other Beneficiaries submits the necessary documentation in Good Order to claim his/her death benefit. Any death benefit amounts held in the Investment Divisions on behalf of the remaining Beneficiaries are subject to investment risk. There is no additional death benefit guarantee.

Your Beneficiary has the option to apply the death benefit less any applicable premium taxes to a pay-out option offered under your Deferred Annuity. Your Beneficiary may, however, decide to take payment in one sum, including either by check, by placing the amount in an account that earns interest, or by any other method of payment that provides the Beneficiary with immediate and full access to the proceeds, or under other settlement options that we may make available.

TOTAL CONTROL ACCOUNT

The Beneficiary may elect to have the Contract's death proceeds paid through a settlement option called the Total Control Account. The Total Control Account is an interest-bearing account through which the Beneficiary has immediate and full access to the proceeds, with unlimited draft writing privileges. We credit interest to the account at a rate that will not be less than a guaranteed minimum annual effective rate.

Assets backing the Total Control Accounts are maintained in our general account and are subject to the claims of our creditors. We will bear the investment experience of such assets; however, regardless of the investment experience of such assets, the interest credited to the Total Control Account will never fall below the applicable guaranteed minimum annual effective rate. Because we bear the investment experience of the assets backing the Total Control Accounts, we may receive a profit from these assets. The Total Control Account is not insured by the FDIC or any other governmental agency.

STANDARD DEATH BENEFIT

If You die during the pay-in phase and You have not chosen the optional death benefit, the death benefit the Beneficiary receives will be equal to the greatest of:

1. Your Account Balance, less any outstanding loans or

2. Total purchase payments reduced proportionately by the percentage reduction in Account Balance attributable to each partial withdrawal, less any outstanding loans (including any applicable Withdrawal Charge).

                                    EXAMPLE


----------------------------------------------------------------------------------------------------
                                                          Date                       Amount
                                              ------------------------------ -----------------------
A   Initial Purchase Payment                            10/1/2013                   $100,000
----------------------------------------------------------------------------------------------------
B   Account Balance                                     10/1/2014                   $104,000
                                              (First Contract Anniversary)
----------------------------------------------------------------------------------------------------
C   Death Benefit                                    As of 10/1/2014                $104,000
                                                                             (= greater of A and B)
----------------------------------------------------------------------------------------------------
D   Account Balance                                     10/1/2015                   $90,000
                                              (Second Contract Anniversary)
----------------------------------------------------------------------------------------------------
E   Death Benefit                                       10/1/2015                   $100,000
                                                                             (= greater of A and D)
----------------------------------------------------------------------------------------------------
F   Withdrawal                                          10/2/2015                    $9,000
----------------------------------------------------------------------------------------------------
G   Percentage Reduction in Account Balance             10/2/2015                     10%
                                                                                    (= F/D)
----------------------------------------------------------------------------------------------------
H   Account Balance after Withdrawal                    10/2/2015                   $81,000
                                                                                    (= D-F)
----------------------------------------------------------------------------------------------------
I   Purchase Payments reduced for Withdrawal         As of 10/2/2015                $90,000
                                                                                 [= A-(A X G)]
----------------------------------------------------------------------------------------------------
J   Death Benefit                                       10/2/2015                   $90,000
                                                                             (= greater of H and I)
----------------------------------------------------------------------------------------------------


Notes to Example:

Any Withdrawal Charge withdrawn from the Account Balance is included when determining the percentage of Account Balance withdrawn.


Account Balances on 10/1/14 and 10/2/14 are assumed to be equal prior to the withdrawal.


There are no loans.

OPTIONAL DEATH BENEFIT

Please note that the decision to purchase the optional death benefit is made at the time of application and is irrevocable. The optional death benefit is available subject to state approval. Your employer, association or other group contract holder may limit the availability of any optional benefit. (An account reduction loan will decrease the value of any optional benefit purchased with this Contract. See your employer for more information about the availability and features of account reduction loans.)



ANNUAL STEP-UP DEATH BENEFIT

   The Annual Step-Up Death Benefit is designed to provide protection against adverse investment experience. In general, it guarantees that the death benefit will not be less than the greater of (1) your Account Balance; or (2) your "Highest Anniversary Value" (as described below) as of each Contract Anniversary.

You may purchase at application a death benefit that provides that the death benefit amount is equal to the greater of:

1. The Account Balance, less any outstanding loans; or

2. Total purchase payments, reduced proportionately for withdrawals and any outstanding loans (including any applicable Withdrawal Charge); or

3. "Highest Anniversary Value" as of each Contract Anniversary, determined as follows:

  .   At issue, the Highest Anniversary Value is your initial purchase payment;

  . Increase the Highest Anniversary Value by each subsequent purchase payment;

  . Reduce the Highest Anniversary Value proportionately by the percentage reduction in Account Balance attributable to each subsequent partial withdrawal, less any outstanding loans (including any applicable Withdrawal Charge);

  . On each Contract Anniversary before your 81st birthday, compare the (1) then Highest Anniversary Value to the (2) current Account Balance and set the Highest Anniversary Value equal to the greater of the two.

  . After the Contract Anniversary immediately preceding your 81st birthday, adjust the highest Account Balance only to:

     . Increase the Highest Anniversary Value by each subsequent purchase payment or

     . Reduce the Highest Anniversary Value proportionately by the percentage reduction in Account Balance attributable to each subsequent partial withdrawal, less any outstanding loans (including any applicable Withdrawal Charge).

For purposes of determining the Highest Anniversary Value as of the applicable Contract Anniversary, purchase payments increase the Highest Anniversary Value on a dollar for dollar basis. Partial withdrawals, however, reduce the Highest Anniversary Value proportionately, that is, the percentage reduction is equal to the dollar amount of the withdrawal (plus applicable Withdrawal Charges) divided by the Account Balance immediately before the withdrawal.

The Annual Step-Up Death Benefit is available for a charge, in addition to the Standard Death Benefit charge, of 0.10% annually of the average daily value of the amount You have in the Separate Account.

                                   EXAMPLE:


-----------------------------------------------------------------------------------------------------
                                                           Date                       Amount
                                               ------------------------------ -----------------------
A   Initial Purchase Payment                             10/1/2013                   $100,000
-----------------------------------------------------------------------------------------------------
B   Account Balance                                      10/1/2014                   $104,000
                                               (First Contract Anniversary)
-----------------------------------------------------------------------------------------------------
C   Death Benefit (Highest Anniversary Value)         As of 10/1/2014                $104,000
                                                                              (= greater of A and B)
-----------------------------------------------------------------------------------------------------
D   Account Balance                                      10/1/2015                   $90,000
                                               (Second Contract Anniversary)
-----------------------------------------------------------------------------------------------------
E   Death Benefit (Highest Contract Year                 10/1/2015                   $104,000
    Anniversary)                                                              (= greater of C and D)
-----------------------------------------------------------------------------------------------------
F   Withdrawal                                           10/2/2015                    $9,000
-----------------------------------------------------------------------------------------------------
G   Percentage Reduction in Account Balance              10/2/2015                     10%
                                                                                     (= F/D)
-----------------------------------------------------------------------------------------------------
H   Account Balance after Withdrawal                     10/2/2015                   $81,000
                                                                                     (= D-F)
-----------------------------------------------------------------------------------------------------
I   Highest Anniversary Value reduced for             As of 10/2/2015                $93,600
    Withdrawal                                                                   (= E - (E X G))
-----------------------------------------------------------------------------------------------------
J   Death Benefit                                        10/2/2015                   $93,600
                                                                              (= greater of H and I)
-----------------------------------------------------------------------------------------------------

Notes to Example:

Any Withdrawal Charge withdrawn from the Account Balance is included when determining the percentage of Account Balance withdrawn.


The Account Balances on 10/1/14 and 10/2/14 are assumed to be equal prior to the withdrawal.


The purchaser is age 60 at issue.

There are no loans.

LIVING BENEFITS



GMIB--(MAY ALSO BE KNOWN AS THE "PREDICTOR" IN OUR SALES LITERATURE AND ADVERTISING)

We offer the GMIB that, for an additional charge, offers protection against market risk (the risk that your investments may decline in value or underperform your expectations). Our guaranteed income benefit, called GMIB, is designed to allow You to invest your Account Balance in the market while at the same time assuring a specified guaranteed level of minimum fixed income payments if You elect to receive income payments ("annuitize"). The fixed annuity payment amount is guaranteed regardless of investment performance or the actual Account Balance at the time You elect income payments. Prior to exercising this optional benefit and annuitizing your Contract, You may make withdrawals up to a maximum level and still maintain the optional benefit amount. This optional benefit must be elected at Contract issue.

This optional benefit is designed to guarantee a predictable, minimum level of fixed income payments, regardless of investment performance of your Account Value during the pay-in phase. HOWEVER, IF APPLYING YOUR ACTUAL ACCOUNT BALANCE AT THE TIME YOU ANNUITIZE THE CONTRACT TO THEN CURRENT ANNUITY PURCHASE RATES (OUTSIDE OF THE OPTIONAL BENEFIT) PRODUCES HIGHER INCOME PAYMENTS, YOU WILL RECEIVE THE HIGHER PAYMENTS, AND THUS YOU WILL HAVE PAID FOR THE OPTIONAL BENEFIT EVEN THOUGH IT WAS NOT USED. Also, prior to exercising the optional benefit, You may make specified withdrawals that reduce your income base (as explained below) during the pay-in phase and still leave the optional benefit guarantees intact, provided the conditions of the optional benefit are met. Your registered representative can provide You an illustration of the amounts You would receive, with or without withdrawals, if You exercised the optional benefit.

The GMIB is available in all states except New York. In the states of Montana, Utah and West Virginia, GMIB is only available for elective TSA (non-ERISA) and SEP/SIMPLE Deferred Annuities. In Oregon, GMIB is only available for TSA ERISA, 403(a) and 457(b) Deferred Annuities.

Once elected, the optional benefit cannot be terminated except as discussed below.

GMIB AND QUALIFIED CONTRACTS

THE GMIB MAY HAVE LIMITED USEFULNESS IN CONNECTION WITH A QUALIFIED CONTRACT, SUCH AS TSA, TSA ERISA, IRA, 403(A) OR 457(B), IN CIRCUMSTANCES WHERE, DUE TO THE TEN YEAR WAITING PERIOD AFTER PURCHASE, THE OWNER IS UNABLE TO EXERCISE THE BENEFIT UNTIL AFTER THE REQUIRED BEGINNING DATE OF REQUIRED MINIMUM DISTRIBUTIONS UNDER THE CONTRACT. In such event, required minimum distributions received from the Contract during the ten year waiting period will have the effect of reducing the income base either on a proportionate or dollar for dollar basis, as the case may be. THIS MAY HAVE THE EFFECT OF REDUCING OR ELIMINATING THE VALUE OF ANNUITY PAYMENTS UNDER THE GMIB. YOU SHOULD CONSULT YOUR TAX ADVISER PRIOR TO ELECTING A GMIB.

If You take a full withdrawal of your Account Balance, your Contract is terminated by us due to its small Account Balance and inactivity (see "When We Can Cancel Your Contract"), your Contract lapses for any reason, or, in those instances where your employer has the ability to do so, your employer terminates the Contract, and there remains any income base, You forfeit your income base and any further rights to the GMIB.

FACTS ABOUT THE GUARANTEED INCOME BENEFIT

INCOME BASE AND GMIB INCOME PAYMENTS. We calculate an "income base" (as described below) that determines, in part, the minimum amount You receive as an income payment upon exercising the GMIB and annuitizing the Contract. IT IS IMPORTANT TO RECOGNIZE THAT THIS INCOME BASE IS NOT AVAILABLE FOR CASH WITHDRAWALS AND DOES NOT ESTABLISH OR GUARANTEE YOUR ACCOUNT BALANCE OR A MINIMUM RETURN FOR ANY INVESTMENT DIVISION. After a minimum 10-year waiting period, and not more than 30 days after the Contract Anniversary following your 85th birthday, You may exercise the benefit. We then will apply the income base calculated at the time of exercise to the GMIB Annuity Table (as described below) specified in the rider in order to determine your minimum guaranteed lifetime fixed monthly income payments. Your actual payment may be higher than this minimum if, as discussed above, the base Contract under its terms would provide a higher payment).

If your employer, association or other group contract holder has instituted account reduction loans for its plan or arrangement, You have taken a loan and You have also purchased the GMIB, we will not treat amounts withdrawn from your Account Balance on account of a loan as a withdrawal from the Contract for purposes of determining the income base. In addition, we will not treat the repayment of loan amounts as a purchase payment to the Contract for the purposes of determining the income base.

THE GMIB ANNUITY TABLE. The GMIB Annuity Table is specified in the rider. This table is calculated based on the Annuity 2000 Mortality Table with a 7-year age set back with interest of 2.5% per year. As with other pay-out types, the amount You receive as an income payment also depends on the income type You select, your age, and your sex (where permitted by state law). THE ANNUITY RATES IN THE GMIB ANNUITY TABLE ARE CONSERVATIVE AND A WITHDRAWAL CHARGE MAY BE APPLICABLE, SO THE AMOUNT OF GUARANTEED MINIMUM LIFETIME INCOME THAT THE GMIB PRODUCES MAY BE LESS THAN THE AMOUNT OF ANNUITY INCOME THAT WOULD BE PROVIDED BY APPLYING YOUR ACCOUNT BALANCE ON YOUR ANNUITY DATE TO THEN-CURRENT ANNUITY PURCHASE RATES.

If You exercise the GMIB, your income payments will be the greater of:

  . the income payment determined by applying the amount of the income base to the GMIB Annuity Table, or

  . the income payment determined for the same income type in accordance with the base Contract. (See "Pay-Out Options (or Income Options)".)

If You choose not to receive income payments as guaranteed under the GMIB, You may elect any of the income options available under the Contract.

IF THE AMOUNT OF THE GUARANTEED MINIMUM LIFETIME INCOME THAT THE GMIB PRODUCES IS LESS THAN THE AMOUNT OF ANNUITY INCOME THAT WOULD BE PROVIDED BY APPLYING YOUR ACCOUNT BALANCE ON THE ANNUITY DATE TO THE THEN-CURRENT ANNUITY PURCHASE RATES, THEN YOU WOULD HAVE PAID FOR AN OPTIONAL BENEFIT YOU DID NOT USE.

DESCRIPTION OF THE GMIB

In states where approved, the GMIB is available only up to but not including age 76 and You can only elect the GMIB at the time You purchase the Contract. THE GMIB MAY BE EXERCISED AFTER A 10-YEAR WAITING PERIOD AND THEN ONLY WITHIN 30 DAYS FOLLOWING A CONTRACT ANNIVERSARY, PROVIDED THAT THE EXERCISE MUST OCCUR NO LATER THAN THE 30-DAY PERIOD FOLLOWING THE CONTRACT ANNIVERSARY FOLLOWING YOUR 85TH BIRTHDAY.

INCOME BASE

The income base is equal to the greater of (a) or (b) below:

(a) Highest Anniversary Value: On the issue date, the "Highest Anniversary Value" is equal to your initial purchase payment. Thereafter, the Highest Anniversary Value will be increased by subsequent purchase payments and reduced proportionately by the percentage reduction in Account Balance attributable to each subsequent withdrawal (including any applicable Withdrawal Charge). On each Contract Anniversary prior to the your 81st birthday, the Highest Anniversary Value will be recalculated and set equal to the greater of the Highest Anniversary Value before the recalculation or the Account Balance on the date of the recalculation.

The Highest Anniversary Value does not change after the Contract Anniversary immediately preceding your 81st birthday, except that it is increased for each subsequent purchase payment and reduced proportionally by the percentage reduction in Account Balance attributable to each subsequent withdrawal (including any applicable Withdrawal Charge).

(b) Annual Increase Amount: On the date we issue your Contract, the "Annual Increase Amount" is equal to your initial purchase payment. Thereafter, the Annual Increase Amount is equal to (i) less (ii), where:

    (i) is purchase payments accumulated at the Annual Increase Rate of 6% (as defined below); and

    (ii)is withdrawal adjustments (as defined below) accumulated at the Annual Increase Rate.

The Highest Anniversary Value and Annual Increase Amount are calculated independently of each other. When the Highest Anniversary Value is recalculated and set equal to the Account Balance, the Annual Increase Amount is not set equal to the Account Balance.

ANNUAL INCREASE RATE. As noted above we calculate an income base under the GMIB that helps determine the minimum amount You receive as an income payment upon exercising the benefit. One of the factors used in calculating the income base is called the "annual increase rate." Through the Contract Anniversary immediately prior to the your 81st birthday, the Annual Increase Rate is 6%.

On the first Contract Anniversary, "at the beginning of the Contract Year" means on the issue date; on a later Contract Anniversary, "at the beginning of the Contract Year" means on the prior Contract Anniversary.

During the 30 day period following the Contract Anniversary immediately prior to the your 81st birthday, the annual increase rate is 0%.

WITHDRAWAL ADJUSTMENTS.   Withdrawal adjustments in a Contract Year are
determined according to (a) or (b):

    (a) The withdrawal adjustment for each withdrawal in a Contract Year is the value of the Annual Increase Amount immediately prior to the withdrawal multiplied by the percentage reduction in Account Balance attributable to the withdrawal (including any applicable Withdrawal Charge); or

    (b) If total withdrawals in a Contract Year are not greater than the Annual Increase Rate multiplied by the Annual Increase Amount at the beginning of the Contract Year, and if these withdrawals are paid to You, the total withdrawal adjustments for that Contract Year will be set equal to the dollar amount of total withdrawals (including any applicable Withdrawal Charge) in that Contract Year. These withdrawal adjustments will replace the withdrawal adjustments defined in (a) immediately above and be treated as though the corresponding withdrawals occurred at the end of that Contract Year.

As described in (a) above, if in any Contract Year You take cumulative withdrawals that exceed the Annual Increase Rate multiplied by the Annual Increase Amount at the beginning of the Contract Year, the Annual Increase Amount will be reduced in the same proportion that the entire withdrawal (including any applicable Withdrawal Charge) reduced the Account Balance. This reduction may be significant, particularly when the Account Balance is lower than the Annual Increase Amount, and could have the effect of reducing or eliminating the value of income payments under the GMIB optional benefit. Limiting your cumulative withdrawals during a Contract Year to not more than the Annual Increase Rate multiplied by the Annual Increase Amount at the beginning of the Contract Year, will result in dollar-for-dollar treatment of the withdrawals as described in (b) immediately above.

Partial annuitizations are not permitted. No change in owner of the Contract or participant is permitted.

In determining GMIB income payments, an amount equal to the Withdrawal Charge that would apply upon a complete withdrawal and the amount of any premium and other taxes that may apply will be deducted from the income base. For purposes of calculating the income base, purchase payment credits (I.E., bonus payments) are not included.

EXERCISING THE GMIB. The only income types available with the purchase of this benefit are a Lifetime Income Annuity with a 10 Year Guarantee Period or a Lifetime Income Annuity for Two with a 10 Year Guarantee Period. If You decide to receive income payments under a Lifetime Income Annuity with a 10 year Guarantee Period after age 79, the 10 year guarantee is reduced as follows:

             -----------------------------------------------------

                  Age at Pay-Out                Guarantee
             -----------------------------------------------------
                        80                       9 years
             -----------------------------------------------------
                        81                       8 years
             -----------------------------------------------------
                        82                       7 years
             -----------------------------------------------------
                        83                       6 years
             -----------------------------------------------------
                     84 and 85                   5 years
             -----------------------------------------------------

Lifetime Income Annuity for Two is available if the ages of the joint Annuitants are 10 years apart or less (or as permissible under our then current underwriting requirements, if more favorable).

EFFECT OF OUTSTANDING LOANS ON THE GMIB. YOU MAY NOT EXERCISE THIS BENEFIT IF YOU HAVE AN OUTSTANDING LOAN BALANCE. YOU MAY EXERCISE THIS BENEFIT IF YOU REPAY YOUR OUTSTANDING LOAN BALANCE. IF YOU DESIRE TO EXERCISE THIS BENEFIT AND HAVE AN OUTSTANDING LOAN BALANCE AND REPAY THE LOAN BY MAKING A PARTIAL WITHDRAWAL, YOUR INCOME BASE WILL BE REDUCED TO ADJUST FOR THE REPAYMENT OF THE LOAN, ACCORDING TO THE FORMULA DESCRIBED ABOVE.

TERMINATING THE GMIB.   This benefit will terminate upon the earliest of:

1. The 30th day following the Contract Anniversary following Your 85th birthday;

2. The date You make a total withdrawal of your Account Balance (a pro-rata portion of the annual benefit charge for the GMIB will be assessed);

3. You elect to receive income payments under the Contract and You do not elect to receive income payments under the GMIB (a pro-rata portion of the annual benefit charge for the GMIB will be assessed);

4. On the day there are insufficient amounts to deduct the charge for the GMIB from Your Account Balance; or

5. If You die.

For more information on when we may or may not terminate your Contract, see "When We Can Cancel Your Deferred Annuity".


CHARGES. The GMIB is available in Deferred Annuities for an additional charge of 0.70% (except for the states of Texas and Virginia for TSA ERISA, 403(a) and 457(b) Deferred Annuities and except for the state of Pennsylvania for TSA, SEP and SIMPLE IRA Deferred Annuities, where the charge is 0.35%) of the income base, deducted at the end of each Contract Year on the Contract Anniversary, by withdrawing amounts on a pro-rata basis from your Fixed Interest Account Balance (net of any outstanding loans) and Separate Account Balance. We take amounts from the Separate Account by canceling accumulation units from your Separate Account Balance. If You make a total withdrawal of your Account Balance or elect to receive income payments under your Contract, a pro-rata portion of the annual optional benefit charge will be assessed based on the number of months from the last Contract Anniversary to the date of the withdrawal or the beginning of income payments. Prior to May 4, 2009, the charge for the optional GMIB is 0.35% of the income base. (For employer groups with TSA ERISA, 457(b) and 403(a) Deferred Annuities that were established on or before May 1, 2009 which elected at issue to make available the GMIB under their group Contract, participants who submit an application after May 1, 2009, will receive the lower charge of 0.35%.)

GRAPHIC. The purpose of the following graphic is to illustrate the operation of the GMIB. The investment results shown are hypothetical and are not representative of past or future performance. Actual investment results may be more or less than those shown and will depend upon a number of factors, including investment allocations and the investment experience of the Investment Divisions chosen. THE GRAPHIC DOES NOT REFLECT THE DEDUCTION OF FEES AND CHARGES, WITHDRAWAL CHARGES OR INCOME TAXES OR PENALTIES.

(1)THE 6% ANNUAL INCREASE AMOUNT OF THE INCOME BASE

   Determining a value upon which future income payments will be based

   Prior to annuitization, your Account Balance fluctuates above and below your initial purchase payment depending on the investment performance of the Investment Divisions You selected. Your purchase payments accumulate at the annual increase rate of 6%, until the Contract Anniversary on or immediately after the contract owner's 81st birthday. Your purchase payments are also adjusted for any withdrawals (including any applicable Withdrawal Charge) made during this period. The line (your purchase payments accumulated at 6% a year adjusted for withdrawals and charges "the 6% Annual Increase Amount of the Income Base") is the value upon which future income payments can be based.

                         [6% Annual Income Base Chart]

   Determining your guaranteed lifetime income stream

   Assume that You decide to annuitize your Contract and begin taking annuity payments after 30 years. In this example, your 6% Annual Increase Amount of the Income Base is higher than the Highest Anniversary Value and will produce a higher income benefit. Accordingly, the 6% Annual Increase Amount of the Income Base will be applied to the annuity pay-out rates in the GMIB Annuity Table to determine your lifetime annuity payments. THE INCOME BASE IS NOT AVAILABLE FOR CASH WITHDRAWALS AND IS ONLY USED FOR PURPOSES OF CALCULATING THE GMIB BENEFIT PAYMENT AND THE CHARGE FOR THE BENEFIT.

[10 Year Waiting Period with 6% Annual Income Base and Annuity for life CHART]

(2)THE "HIGHEST ANNIVERSARY VALUE" ("HAV")

   Determining a value upon which future income payments will be based

   Prior to annuitization, the Highest Anniversary Value at each Contract Anniversary begins to lock in growth. The Highest Anniversary Value is adjusted upward each Contract Anniversary if the Account Balance at that time is greater than the amount of the current Highest Anniversary Value. Upward adjustments will continue until the Contract Anniversary immediately prior to the contract owner's 81st birthday. The Highest Anniversary Value also is adjusted for any withdrawals taken (including any applicable Withdrawal Charge) or any additional payments made. The Highest Anniversary Value line is the value upon which future income payments can be based.

                 [Highest  Account Balance Income Base Chart]

   Determining your guaranteed lifetime income stream

   Assume that You decide to annuitize your Contract and begin taking annuity payments after 20 years. In this example, the Highest Anniversary Value is higher than the Account Balance. Accordingly, the Highest Anniversary Value will be applied to the annuity pay-out rates in the GMIB Annuity Table to determine your lifetime annuity payments. THE INCOME BASE IS NOT AVAILABLE FOR CASH WITHDRAWALS AND IS ONLY USED FOR PURPOSES OF CALCULATING THE GMIB PAYMENT AND THE CHARGE FOR THE BENEFIT.

 [10 Year Waiting Period with Highest Account Balance Income Base and Annuity for Life Chart]

(3)PUTTING IT ALL TOGETHER

   Prior to annuitization, the two components of the income base (the 6% Annual Increase Amount of the Income Base and the Highest Anniversary Value) work together to protect your future income. Upon annuitization of the Contract, You will receive income payments for life and the income base and the Account Balance will cease to exist. Also, the GMIB may only be exercised no later than the Contract Anniversary on or following the contract owner's 80th birthday, after a 10 year waiting period, and then only within a 30 day period following the Contract Anniversary.

[10 Year Waiting Period with Highest Account Balance Income Base and 6% Annual
                              Income Base Chart]

   With the GMIB, the income base is applied to special, conservative GMIB annuity purchase factors, which are guaranteed at the time the Contract is issued. However, if then-current annuity purchase factors applied to the Account Balance would produce a greater amount of income, then You will receive the greater amount. In other words, when You annuitize your Contract You will receive whatever amount produces the greatest income payment. THEREFORE, IF YOUR ACCOUNT BALANCE WOULD PROVIDE GREATER INCOME THAN WOULD THE AMOUNT PROVIDED UNDER THE GMIB, YOU WILL HAVE PAID FOR THE GMIB ALTHOUGH IT WAS NEVER USED.

[10 Year Waiting Period with Highest Account Balance Income Base and 6% Annual
                Income Base with Income Annuity for Life Chart]

EXAMPLE:

(This calculation ignores the impact of Highest Anniversary Value which could further increase the guaranteed minimum income base.)

    Age 55 at issue
    Purchase Payment = $100,000.
    No additional purchase payments or partial withdrawals.
    Guaranteed minimum income base at age 65 = $100,000 X 1.06/10/ = $179,085 where 10 equals the number of years the purchase payment accumulates for purposes of calculating this benefit.

    Guaranteed minimum income floor = guaranteed minimum income base applied to the GMIB annuity table.

    GMIB annuity factor, unisex, age 65 = $4.21 per month per $1,000 applied for lifetime income with 10 years guaranteed.

    $179,085 X $4.21 = $754 per month.
    $1,000

-------------------------------------------------------------------------------------
        Issue Age               Age at Pay-Out        Guaranteed Minimum Income Floor
-------------------------------------------------------------------------------------
           55                         65                           $754
-------------------------------------------------------------------------------------
                                      70                          $1,131
-------------------------------------------------------------------------------------
                                      75                          $1,725
-------------------------------------------------------------------------------------

The above chart ignores the impact of premium and other taxes.

LWG

In states where approved, we offer the LWG for elective TSA (non-ERISA), SEP and SIMPLE IRA Deferred Annuities. If You elect the LWG, Roth TSA purchase payments may be permitted. THE LWG DOES NOT ESTABLISH OR GUARANTEE AN ACCOUNT BALANCE OR MINIMUM RETURN FOR ANY INVESTMENT DIVISION. THE REMAINING GUARANTEED WITHDRAWAL AMOUNT AND TOTAL GUARANTEED WITHDRAWAL AMOUNT ARE NOT AVAILABLE FOR WITHDRAWAL AS A LUMP SUM. WITHDRAWALS ARE SUBJECT TO APPLICABLE CONTRACT WITHDRAWAL CHARGES UNLESS YOU TAKE THE NECESSARY STEPS TO ELECT TO TAKE YOUR ANNUAL BENEFIT PAYMENT UNDER A SYSTEMATIC WITHDRAWAL PROGRAM. Ordinary income taxes apply to withdrawals under this benefit and an additional 10% penalty tax may apply if You are under age 59 1/2. Consult your own tax adviser to determine if an exception to the 10% penalty tax applies. You may not have this benefit and the GMIB in effect at the same time. You should carefully consider if the LWG is best for You. Here are some of the key features of the LWG.

..   Guaranteed Payments for Life. So long as You make your first withdrawal on or after the date You reach age 59 1/2, the LWG guarantees that we will make payments to You over your lifetime, even if your Remaining Guaranteed Withdrawal Amount and/or Account Balance decline to zero.

..   Automatic Annual Step-Ups. The LWG provides automatic step-ups on each
    Contract Anniversary prior to the owner's 86th birthday (and offers the owner the ability to opt out of the step-ups if the charge for this optional benefit should increase). Each of the Automatic Step-Ups will occur only prior to the owner's 86th birthday.

..   Withdrawal Rates. The LWG uses a 5% withdrawal rate to determine the Annual
    Benefit Payment.

..   Cancellation. The LWG provides the ability to cancel the rider every five
    Contract Years for the first fifteen Contract Years and annually thereafter within 30 days following the eligible Contract Anniversary.

..   Allocation Restrictions. If You elect the LWG, You are limited to allocating your purchase payments and Account Balance among the Fixed Interest Account and certain Investment Divisions (as described below).

..   TAX TREATMENT. THE TAX TREATMENT OF WITHDRAWALS UNDER THE LWG RIDER IS
    UNCERTAIN. IT IS CONCEIVABLE THAT THE AMOUNT OF POTENTIAL GAIN COULD BE DETERMINED BASED ON THE REMAINING GUARANTEED WITHDRAWAL AMOUNT AT THE TIME OF THE WITHDRAWAL, IF THE REMAINING GUARANTEED WITHDRAWAL AMOUNT IS GREATER THAN THE ACCOUNT BALANCE (PRIOR TO WITHDRAWAL CHARGES, IF APPLICABLE). THIS COULD RESULT IN A GREATER AMOUNT OF TAXABLE INCOME REPORTED UNDER A WITHDRAWAL AND CONCEIVABLY A LIMITED ABILITY TO RECOVER ANY REMAINING BASIS IF THERE IS A LOSS ON SURRENDER OF THE CONTRACT. CONSULT YOUR TAX ADVISER PRIOR TO PURCHASE.

..   Rider Charges. We will continue to assess the LWG rider charge even in the case where your Remaining Guaranteed Withdrawal Amount, as described below, equals zero.

..   Qualified Plans. If your plan determines to terminate the Contract at a time when You have elected LWG, You forfeit any income base and any other rights to the LWG You have accrued under the LWG upon termination of the Contract.

In considering whether to purchase the LWG, You must consider your desire for protection and the cost of the benefit with the possibility that had You not purchased the benefit, your Account Balance may be higher. In considering the benefit of the lifetime withdrawals, You should consider the impact of inflation. Even relatively low levels of inflation may have significant effect on purchasing power. The Automatic Annual Step-Up, as described below, may provide protection against inflation, if and when there are strong investment returns. As with any guaranteed withdrawal benefit, the LWG, however, does not assure that You will receive strong, let alone any, return on your investments. The LWG must be elected at Contract issue; You must be age 80 or younger at time of purchase.

TOTAL GUARANTEED WITHDRAWAL AMOUNT.   The Total Guaranteed Withdrawal Amount
may be referred to as the "income base" in marketing or other materials. The Total Guaranteed Withdrawal Amount is the minimum amount that You are guaranteed to receive over time while the LWG is in effect. We assess the LWG charge as a percentage of the Total Guaranteed Withdrawal Amount. The initial Total Guaranteed Withdrawal Amount is equal to your initial purchase payment, without taking into account any purchase payment credits (i.e., credit or bonus payments). The Total Guaranteed Withdrawal Amount is increased by each additional purchase payments (up to a maximum benefit amount of $5,000,000). If, however, a withdrawal results in cumulative withdrawals for the current Contract Year that exceed the Annual Benefit Payment, the Total Guaranteed Withdrawal Amount will be reduced by an amount equal to the difference between the Total Guaranteed Withdrawal Amount after the withdrawal and the Account Balance after the withdrawal (if such Account Balance is lower than the Total Guaranteed Withdrawal Amount). THIS REDUCTION MAY BE SIGNIFICANT.

Cumulative withdrawals in a given Contract Year will not decrease the Total Guaranteed Withdrawal Amount if such withdrawals do not exceed the Annual Benefit Payment in that Contract Year.

REMAINING GUARANTEED WITHDRAWAL AMOUNT. The Remaining Guaranteed Withdrawal Amount is the remaining amount guaranteed to be received over time. The initial Remaining Guaranteed Withdrawal Amount is equal to the initial Total Guaranteed Withdrawal Amount. We increase the Remaining Guaranteed Withdrawal Amount (up to a maximum of $5,000,000) by each additional purchase payment without taking into account any purchase payment credits (i.e., credit or bonus payments). The Remaining Guaranteed Withdrawal Amount is also increased by the 5% Compounding Income Amount, as described below. All withdrawals (including applicable Withdrawal Charges) reduce the Remaining Guaranteed Withdrawal Amount, not just withdrawals that exceed the Annual Benefit Payment (as with the Total Guaranteed Withdrawal Amount). If the withdrawal exceeds the Annual Benefit Payment, then we will additionally reduce the Remaining Guaranteed Withdrawal Amount to equal the difference between the Remaining Guaranteed Withdrawal Amount after the withdrawal and the Account Balance after the withdrawal (if lower). THIS REDUCTION MAY BE SIGNIFICANT. The Remaining Guaranteed Withdrawal Amount is also used to calculate an alternative death benefit available under the LWG. (See "Additional Information" below.)

5% COMPOUNDING INCOME AMOUNT. On each Contract Anniversary until the earlier of: (a) the date of the first withdrawal from the Contract or (b) the tenth Contract Anniversary, the Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount are increased by an amount equal to 5% multiplied by the Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount before such increase (up to a maximum benefit amount of $5,000,000). We take the Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount as of the last day of the Contract Year to determine the amount subject to the increase. The Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount may also be increased by the Automatic Annual Step-Up, if that would result in a higher Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount.

AUTOMATIC ANNUAL STEP-UP. On each Contract Anniversary prior to the owner's 86th birthday, an Automatic Annual Step-Up will occur, provided that the Account Balance exceeds the Total Guaranteed Withdrawal Amount immediately before the Step-Up (and provided that You have not chosen to decline the Step-Up as described below).

The Automatic Annual Step-Up will:

..   reset the Total Guaranteed Withdrawal Amount and the Remaining Guaranteed
    Withdrawal Amount to the Account Balance on the date of the Step-Up, up to a maximum of $5,000,000, regardless of whether or not You have taken any withdrawals;

..   reset the Annual Benefit Payment equal to 5% of the Total Guaranteed
    Withdrawal Amount after the Step-Up; and

..   may reset the LWG charge to the then current charge, up to a maximum of
    0.95% for the same optional benefit.

In the event that the charge applicable to Contract purchases at the time of the Step-Up is higher than your current LWG charge, and we elect to increase the benefit charge in connection with the Step-Up we will notify You in writing a minimum of 30 days in advance of the applicable Contract Anniversary and inform You that You may choose to decline the Automatic Annual Step-Up. If You choose to decline the Automatic Annual Step-Up, You must notify us in accordance with our administrative procedures (currently we require You to submit your request in writing at our Administrative Office no less than seven calendar days prior to the applicable Contract Anniversary).

Once You notify us of your decision to decline the Automatic Annual Step-Up, You will no longer be eligible for future Automatic Annual Step-Ups until You notify us in writing at our Administrative Office that You wish to reinstate the Step-Ups. This reinstatement will take effect at the next Contract Anniversary after we receive your request for reinstatement. Please note that the Automatic Annual Step-Up may be of limited benefit if You intend to make purchase payments that would cause your Account Balance to approach $5,000,000 because the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount cannot exceed $5,000,000.

ANNUAL BENEFIT PAYMENT. The initial Annual Benefit Payment is equal to the initial Total Guaranteed Withdrawal Amount multiplied by the 5% withdrawal rate. The Annual Benefit Payment may be referred to as "annual income amount" in marketing or other materials. If the Total Guaranteed Withdrawal Amount is later recalculated (for example, because of additional purchase payments, the 5% compounding amount, the Automatic Annual Step-Up, or Withdrawals greater than the Annual Benefit Payment), the Annual Benefit Payment is reset equal to the new Total Guaranteed Withdrawal Amount multiplied by the 5% withdrawal rate.

IMPORTANT TO NOTE.

..   If You take your first withdrawal before the date You reach age 59 1/2, we will continue to pay the Annual Benefit Payment each year until the Remaining Guaranteed Withdrawal Amount is depleted, even if your Account Balance declines to zero. This means if your Account Balance is depleted due to withdrawals not greater than the Annual Benefit Payment or the deduction of the benefit charge, and your Remaining Guaranteed Withdrawal Amount is greater than zero, we will pay You the remaining Annual Benefit Payment, if any, not yet withdrawn during the Contract Year that the Account Balance was depleted, and beginning in the following Contract Year, we will continue paying the Annual Benefit Payment to You each year until your Remaining Guaranteed Withdrawal Amount is depleted. This guarantees that You will receive your purchase payments even if your Account Balance declines to zero due to market performance so long as You do not take withdrawals greater than the Annual Benefit Payment; however, You will not be guaranteed income for the rest of your life.

..   If You take your first withdrawal on or after the date You reach age
    59 1/2, we will continue to pay the Annual Benefit Payment each year for the rest of your life, even if your Remaining Guaranteed Withdrawal Amount and/or Account Balance declines to zero. This means if your Remaining Guaranteed Withdrawal Amount and/or your Account Balance is depleted due to withdrawals not greater than the Annual Benefit Payment or the deduction of the benefit charge, we will pay to You the remaining Annual Benefit Payment, if any, not yet withdrawn during that Contract Year that the Account Balance was depleted, and beginning in the following Contract Year, we will continue paying the Annual Benefit Payment to You each year for the rest of your life. Therefore, You will be guaranteed income for life.

YOU SHOULD CAREFULLY CONSIDER WHEN TO BEGIN TAKING WITHDRAWALS IF YOU HAVE ELECTED THE LWG. IF YOU BEGIN WITHDRAWALS TOO SOON, YOUR TOTAL GUARANTEED WITHDRAWAL AMOUNT AND REMAINING GUARANTEED WITHDRAWAL AMOUNT ARE NO LONGER INCREASED BY THE 5% ANNUAL COMPOUNDING INCREASE. ON THE OTHER HAND, IF YOU DELAY TAKING WITHDRAWALS FOR TOO LONG, YOU MAY LIMIT THE NUMBER OF YEARS AVAILABLE FOR YOU TO TAKE WITHDRAWALS IN THE FUTURE (DUE TO LIFE EXPECTANCY), AND YOU MAY BE PAYING FOR A BENEFIT YOU ARE NOT USING.

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You have the option of receiving withdrawals under the LWG or receiving payments under a pay-out option. You should consult with your registered representative when deciding how to receive income under this Contract. In making this decision, You should consider many factors, including the relative amount of current income provided by the two options, the potential ability to receive higher future payments through potential increases to the value of the LWG, your potential need to make additional withdrawals in the future, and the relative values to You of the death benefits available prior to and after annuitization.

At any time during the pay-in phase, You can elect to annuitize under current annuity rates in lieu of continuing the LWG. This may provide higher income amounts and/or different tax treatment than the payments received under the LWG.

EFFECT OF OUTSTANDING LOANS ON THE TOTAL GUARANTEED WITHDRAWAL AMOUNT AND REMAINING GUARANTEED WITHDRAWAL AMOUNT. If there is an outstanding loan balance (including loans in default which we cannot offset or collect due to tax restrictions), any additional withdrawals will be treated as withdrawals in excess of the Annual Benefit Payment. In that event, the Total Guaranteed Withdrawal Amount will be reduced. The reduction will be equal to the difference between the Total Guaranteed Withdrawal Amount after the withdrawal and the Account Balance after the withdrawal. If the Account Balance after the withdrawal and minus any loan in default is higher than the Total Guaranteed Withdrawal Amount, no reduction will be made.

In the event an outstanding loan balance is in default and we can withdraw the defaulted amount from your Account Balance, if the amount of the default does not exceed the Annual Benefit Payment, then the Total Guaranteed Withdrawal Amount will not be decreased. If the amount of the default exceeds the Annual Benefit Payment, the Total Guaranteed Withdrawal Amount will be reduced. The reduction will be equal to the difference between the Total Guaranteed Withdrawal Amount after the withdrawal and the Account Balance after the withdrawal. If the Account Balance after the withdrawal and minus any loan in default is higher than the Total Guaranteed Withdrawal Amount, no reduction will be made.

Also, an additional reduction will be made to the Remaining Guaranteed Withdrawal Amount. This additional reduction will be equal to the difference between the Remaining Guaranteed Withdrawal Amount after the withdrawal and the Account Balance after the withdrawal. If the Account Balance after the withdrawal and minus any loan in default is higher than the Remaining Guaranteed Withdrawal Amount, no reduction will be made.

MANAGING YOUR WITHDRAWALS. It is important that You carefully manage your annual withdrawals. To retain the full guarantees of this benefit, your annual withdrawals cannot exceed the Annual Benefit Payment each Contract Year. If a Withdrawal Charge does apply, the charge is not included in the amount withdrawn for the purpose of calculating whether annual withdrawals during a Contract Year exceed the Annual Benefit Payment. IF A WITHDRAWAL FROM YOUR CONTRACT DOES RESULT IN ANNUAL WITHDRAWALS DURING A CONTRACT YEAR EXCEEDING THE ANNUAL BENEFIT PAYMENT, THE TOTAL GUARANTEED WITHDRAWAL AMOUNT WILL BE RECALCULATED AND THE ANNUAL BENEFIT PAYMENT WILL BE REDUCED TO THE NEW TOTAL GUARANTEED WITHDRAWAL AMOUNT MULTIPLIED BY THE 5% WITHDRAWAL RATE. IN ADDITION, AS NOTED ABOVE, IF A WITHDRAWAL RESULTS IN CUMULATIVE WITHDRAWALS FOR THE CURRENT CONTRACT YEAR EXCEEDING THE ANNUAL BENEFIT PAYMENT, THE REMAINING GUARANTEED WITHDRAWAL AMOUNT WILL ALSO BE REDUCED BY AN ADDITIONAL AMOUNT EQUAL TO THE DIFFERENCE BETWEEN THE REMAINING GUARANTEED WITHDRAWAL AMOUNT AFTER THE WITHDRAWAL AND THE ACCOUNT BALANCE AFTER THE WITHDRAWAL (IF SUCH ACCOUNT BALANCE IS LOWER THAN THE REMAINING GUARANTEED WITHDRAWAL AMOUNT). THESE REDUCTIONS IN THE TOTAL GUARANTEED WITHDRAWAL AMOUNT, ANNUAL BENEFIT PAYMENT, AND REMAINING GUARANTEED WITHDRAWAL AMOUNT MAY BE SIGNIFICANT. You are still eligible to receive either lifetime payments or the remainder of the Remaining Guaranteed Withdrawal Amount so long as the withdrawal that exceeded the Annual Benefit Payment did not cause your Account Balance to decline to zero. A WITHDRAWAL THAT RESULTS IN CUMULATIVE WITHDRAWALS IN THE CURRENT CONTRACT YEAR EXCEEDING THE ANNUAL BENEFIT PAYMENT THAT REDUCES THE ACCOUNT BALANCE TO ZERO WILL TERMINATE THE CONTRACT.

You can always take annual withdrawals less than the Annual Benefit Payment. However, if You choose to receive only a part of your Annual Benefit Payment in any given Contract Year, your Annual Benefit Payment is not cumulative and your Remaining Guaranteed Withdrawal Amount and Annual Benefit Payment will not increase. For example, since your Annual Benefit Payment is 5% of your Remaining Guaranteed Withdrawal Amount, You cannot withdraw 3% in one year and then withdraw 7% the next year without exceeding your Annual Benefit Payment in the second year.

SYSTEMATIC WITHDRAWAL PROGRAM. If available in your state, You may choose to take your Annual Benefit Payment under the Systematic Withdrawal Program, including the first Contract Year. If You do so, any Withdrawal Charges that would otherwise apply to such withdrawals will be waived. Your Systematic Withdrawal Program withdrawal amount will be adjusted on each Contract Anniversary for any changes in the Annual Benefit Payment as a result of Automatic Annual Step-Ups, additional purchase payments or transfers received during the Contract Year. Any withdrawals taken outside of the Systematic Withdrawal Program will cause the Systematic Withdrawal Program to terminate. If the commencement of the Systematic Withdrawal Program does not coincide with a Contract Anniversary, the initial Systematic Withdrawal Program period will be adjusted to end on a Contract Anniversary.

REQUIRED MINIMUM DISTRIBUTIONS. You may be required to take withdrawals to fulfill minimum distribution requirements generally beginning at age 70 1/2. These required distributions may be larger than your Annual Benefit Payment. AFTER THE FIRST CONTRACT YEAR, we will increase your Annual Benefit Payment to equal your required minimum distribution amount for that year, if such amounts are greater than your Annual Benefit Payment. YOU MUST BE ENROLLED IN THE AUTOMATED REQUIRED MINIMUM DISTRIBUTION SERVICE TO QUALIFY FOR THIS INCREASE IN THE ANNUAL BENEFIT PAYMENT. THE FREQUENCY OF YOUR WITHDRAWALS MUST BE ANNUAL. THE AUTOMATED REQUIRED MINIMUM DISTRIBUTION SERVICE IS BASED ON INFORMATION RELATING TO THIS CONTRACT ONLY. To enroll in the automated required minimum distribution service, please contact your Administrative Office.

INVESTMENT ALLOCATION RESTRICTIONS. If You elect the LWG, You are limited to allocating your purchase payments and Account Balance among the Fixed Interest Account and the following Investment Divisions:

1. MetLife Conservative Allocation Investment Division

2. MetLife Conservative to Moderate Allocation Investment Division

3. MetLife Moderate Allocation Investment Division

4. MetLife Moderate to Aggressive Allocation Investment Division

CANCELLATION. You may elect to cancel the LWG every fifth Contract Anniversary for the first fifteen Contract Years and annually thereafter. We must receive your cancellation request within 30 days following the eligible Contract Anniversary in writing at our Administrative Office. The cancellation will take effect on the day we receive your request. If cancelled, the LWG will terminate, we will no longer deduct the LWG charge, and the allocation restrictions described above will no longer apply. The Contract, however, will continue.

TERMINATION.  The LWG will terminate upon the earliest of:

1. The date of a full withdrawal of the Account Balance (A pro rata portion of the annual charge will be assessed; You are still eligible to receive either the Remaining Guaranteed Withdrawal Amount or lifetime payments provided the withdrawal did not exceed the Annual Benefit Payment and the provisions and conditions of this optional benefit have been met);

2. The date the Account Balance is applied to a pay-out option (A pro-rata portion of the annual charge for this rider will be assessed);

3. The date there are insufficient funds to deduct the charge from your Account Balance and your Contract is thereby terminated (whatever Account Balance is available to pay the annual charge for the benefit will be applied; You are still eligible to receive either the Remaining Guaranteed Withdrawal Amount or lifetime payments, provided the provisions and conditions of this optional benefit have been met; however, You will have no other benefits under the Contract);

4. The date a defaulted loan balance, once offset, causes the Account Balance to reduce to zero;

5. The contract owner dies;

6. There is a change in contract owner, for any reason, unless we agree otherwise (A pro-rata portion of the annual charge for this rider will be assessed);

7. The Contract is terminated (A pro-rata portion of the annual charge for this rider will be assessed except for termination because of death of the owner, then no charge will be assessed based on the period from the most recent Contract Anniversary to the date of termination takes effect); or

8. The effective date of cancellation of this benefit.

ADDITIONAL INFORMATION. The LWG may affect the death benefit available under your Contract. If the owner should die while the LWG is in effect, an alternative death benefit amount will be calculated under the LWG that can be taken in a lump sum. The LWG death benefit amount that may be taken as a lump sum will be equal to total purchase payments less any partial withdrawals and any outstanding loan balance. If this death benefit amount is greater than the death benefit provided by your Contract, and if withdrawals in each Contract Year did not exceed the Annual Benefit Payment, then this death benefit amount will be paid instead of the death benefit provided by the Contract. All other provisions of your Contract's death benefit will apply.

Alternatively, the Beneficiary may elect to receive the Remaining Guaranteed Withdrawal Amount as a death benefit, in which case we will pay the Remaining Guaranteed Withdrawal Amount on a monthly basis (or any mutually agreed upon frequency, but no less frequently than annually) until the Remaining Guaranteed Withdrawal Amount is exhausted. This death benefit will be paid instead of the applicable contractual death benefit (the basic death benefit, the additional death benefit amount calculated under the LWG as described above, or the Annual Step-Up Death Benefit, if that benefit had been purchased by the owner). Otherwise, the provisions of those contractual death benefits will determine the amount of the death benefit. Except as may be required by the Internal Revenue Code, an annual payment will not exceed the Annual Benefit Payment. If your Beneficiary dies while such payments are made, we will continue making the payments to the Beneficiary's estate unless we have agreed to another payee in writing. Federal income tax law generally requires that such payments be substantially equal and begin over a period no longer than the Beneficiary's remaining life expectancy with payments beginning no later than the end of the calendar year immediately following the year of your death.

We reserve the right to accelerate any payment that is less than $500 or to comply with requirements under the Internal Revenue Code (including minimum distribution requirement). If You terminate the LWG because (1) You make a total withdrawal of your Account Balance; (2) your Account Balance is insufficient to pay the LWG charge; or (3) the contract owner dies, You may not make additional purchase payments under the Contract.

LWG CHARGE. The LWG is available in Deferred Annuities for an additional charge of 0.95% of the Total Guaranteed Withdrawal Amount, deducted at the end of each Contract Year by withdrawing amounts on a pro-rata basis from your Fixed Interest Account Balance and Separate Account Balance, after applying any 5% Compounding Income Amount and prior to taking into account any Automatic Annual Step-Up occurring on the Contract Anniversary. We take amounts from the Separate Account by canceling accumulation units from your Separate Account Balance. If an Automatic Annual Step-Up occurs under a LWG, we may reset the LWG charge to the then current charge for the same optional benefit, but no more than a maximum of 0.95%. If, at the time the Contract was issued, the current charge for the benefit was equal to the maximum charge, than the charge for the benefit will not increase upon an Automatic Annual Step Up. IF THE LWG IS IN EFFECT, THE CHARGE WILL CONTINUE EVEN IF YOUR REMAINING GUARANTEED WITHDRAWAL AMOUNT EQUALS ZERO.

54

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EXAMPLES

The purpose of these examples is to illustrate the operation of the LWG. The investment results shown are hypothetical and are not representative of past or future performance. Actual investment results may be more or less than those shown and will depend upon a number of factors, including investment allocations and the investment experience of the Investment Divisions chosen. The examples do not reflect the deduction of fees and charges, Withdrawal Charges and applicable income taxes and penalties. For purposes of the examples, it is assumed that no loans have been taken.

LWG

   1. When Withdrawals Do Not Exceed the Annual Benefit Payment

Assume that a Contract had an initial purchase payment of $100,000. The initial Account Balance would be $100,000, the Total Guaranteed Withdrawal Amount would be $100,000, the initial Remaining Guaranteed Withdrawal Amount would be $100,000 and the initial Annual Benefit Payment would be $5,000 ($100,000 x 5%).

Assume that $5,000 is withdrawn each year, beginning before the contract owner attains age 59 1/2. The Remaining Guaranteed Withdrawal Amount is reduced by $5,000 each year as withdrawals are taken (the Guaranteed Total Withdrawal Amount is not reduced by these withdrawals). The Annual Benefit Payment of $5,000 is guaranteed to be received until the Remaining Guaranteed Withdrawal Amount is depleted, even if the Account Balance is reduced to zero.

If the first withdrawal is taken after age 59 1/2, then the Annual Benefit Payment of $5,000 is guaranteed to be received for the owner's lifetime, even if the Remaining Guaranteed Withdrawal Amount and the Account Balance are reduced to zero.

                                    [CHART]

                    Annual Benefit     Cumulative           Account
                       Payment         Withdrawals          Balance
                    --------------     -----------        -----------
              1        $5,000           $ 5,000           $100,000.00
              2         5,000            10,000             90,250.00
              3         5,000            15,000             80,987.50
              4         5,000            20,000             72,188.13
              5         5,000            25,000             63,828.72
              6         5,000            30,000             55,887.28
              7         5,000            35,000             48,342.92
              8         5,000            40,000             41,175.77
              9         5,000            45,000             34,366.98
             10         5,000            50,000             27,898.63
             11         5,000            55,000             21,753.70
             12         5,000            60,000             15,916.02
             13         5,000            65,000             10,370.22
             14         5,000            70,000              5,101.71
             15         5,000            75,000                 96.62
             16         5,000            80,000                     0
             17         5,000            85,000                     0
             18         5,000            90,000            -13,466.53
             19         5,000            95,000                     0
             20         5,000           100,000                     0




   2. When Withdrawals Do Exceed the Annual Benefit Payment

Assume that a Contract had an initial purchase payment of $100,000. The initial Account Balance would be $100,000, the Total Guaranteed Withdrawal Amount would be $100,000, the initial Remaining Guaranteed Withdrawal Amount would be $100,000 and the initial Annual Benefit Payment would be $5,000 ($100,000 X 5%).

Assume that the Remaining Guaranteed Withdrawal Amount is reduced to $95,000 due to a withdrawal of $5,000 in the first year. Assume the Account Balance was further reduced to $75,000 at year two due to poor market performance. If You withdrew $10,000 at this time, your Account Balance would be reduced to $75,000
- $10,000 = $65,000. Your Remaining Guaranteed Withdrawal Amount would be reduced to $95,000 - $10,000 = $85,000. Since the withdrawal of $10,000 exceeded the Annual Benefit Payment of $5,000 and the resulting Remaining Guaranteed Withdrawal Amount would be greater than the resulting Account Balance, there would be an additional reduction to the Remaining Guaranteed Withdrawal Amount. The Remaining Guaranteed Withdrawal Amount after the withdrawal would be set equal to the Account Balance after the withdrawal ($65,000). This new Remaining Guaranteed Withdrawal Amount of $65,000 would now be the amount guaranteed to be available to be withdrawn over time. The Total Guaranteed Withdrawal Amount would also be reduced to $65,000. The Annual Benefit Payment would be set equal to 5% X $65,000 = $3,250.

B. LWG -- 5% Compounding Amount

Assume that a Contract had an initial purchase payment of $100,000. The initial Remaining Guaranteed Withdrawal Amount would be $100,000, the Total Guaranteed Withdrawal Amount would be $100,000, and the Annual Benefit Payment would be $5,000 ($100,000 X 5%).

The Total Guaranteed Withdrawal Amount will increase by 5% of the Total Guaranteed Withdrawal Amount until the earlier of the first withdrawal or the 10th Contract Anniversary. The Annual Benefit Payment will be recalculated as 5% of the new Total Guaranteed Withdrawal Amount.

If the first withdrawal is taken in the first Contract Year then there would be no increase: the Total Guaranteed Withdrawal Amount would remain at $100,000 and the Annual Benefit Payment will remain at $5,000 ($100,000 X 5%).

If the first withdrawal is taken in the second Contract Year then the Total Guaranteed Withdrawal Amount would increase to $105,000 ($100,000 x 105%), and the Annual Benefit Payment would increase to $5,250 ($105,000 x 5%).

If the first withdrawal is taken in the third Contract Year then the Total Guaranteed Withdrawal Amount would increase to $110,250 ($105,000 x 105%), and the Annual Benefit Payment would increase to $5,513 ($110,250 x 5%).

If the first withdrawal is taken after the 10th Contract Year then the Total Guaranteed Withdrawal Amount would increase to $162,890 (the initial $100,000, increased by 5% per year, compounded annually for 10 years), and the Annual Benefit Payment would increase to $8,144 ($162,890 x 5%).

                                    [CHART]

        Delay taking withdrawals and receive higher guaranteed payments

                            Year of First Withdrawal

  1      2      3      4      5      6      7      8      9      10     11
-----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----
5,000  5,250  5,513  5,788  6,078  6,381  6,700  7,036  7,387  7,757  8,144



C. LWG -- Automatic Annual Step-Ups and 5% Compounding Amount (No Withdrawals or loans)

Assume that a Contract had an initial purchase payment of $100,000. Assume that no withdrawals or loans are taken.

At the first Contract Anniversary, provided that no withdrawals or loans are taken, the Total Guaranteed Withdrawal Amount is increased to $105,000 ($100,000 increased by 5%, compounded annually). Assume the Account Balance has increased to $110,000 at the first Contract Anniversary due to good market performance. The Automatic Annual Step-Up will increase the Total Guaranteed Withdrawal Amount from $105,000 to $110,000 and reset the Annual Benefit Payment to $5,500 ($110,000 x 5%).

At the second Contract Anniversary, provided that no withdrawals or loans are taken, the Total Guaranteed Withdrawal Amount is increased to $115,500 ($110,000 increased by 5%, compounded annually). Assume the Account Balance has increased to $120,000 at the second Contract Anniversary due to good market performance. The Automatic Annual Step-Up will increase the Total Guaranteed Withdrawal Amount from $115,500 to $120,000 and reset the Annual Benefit Payment to $6,000 ($120,000 x 5%).

Provided that no withdrawals or loans are taken, each year the Total Guaranteed Withdrawal Amount would increase by 5%, compounded annually, from the second Contract Anniversary through the ninth Contract Anniversary, and at that point would be equal to $168,852. Assume that during these Contract Years the Account Balance does not exceed the Total Guaranteed Withdrawal Amount due to poor market performance. Assume the Account Balance at the ninth Contract Anniversary has increased to $180,000 due to good market performance. The Automatic Annual Step-Up will increase the Total Guaranteed Withdrawal Amount from $168,852 to $180,000 and reset the Annual Benefit Payment to $9,000 ($180,000 x 5%).

At the 10th Contract Anniversary, provided that no withdrawals or loans are taken, the Total Guaranteed Withdrawal Amount is increased to $189,000 ($180,000 increased by 5%, compounded annually). Assume the Account Balance is less than $189,000. There is no Automatic Annual Step-Up since the Account Balance is below the Total Guaranteed Withdrawal Amount; however, due to the 5% increase in the Total Guaranteed Withdrawal Amount, the Annual Benefit Payment is increased to $9,450 ($189,000 x 5%).

LWG--AUTOMATIC ANNUAL STEP-UPS AND 5% COMPOUNDING AMOUNT (NO WITHDRAWALS OR
LOANS)

                                    [CHART]



PAY-OUT OPTIONS (OR INCOME OPTIONS)


   You may convert your Deferred Annuity into a regular stream of income after your "pay-in" or "accumulation" phase. The pay-out phase is often referred to as either "annuitizing" your Contract or taking an income annuity. When You select your pay-out option, You will be able to choose from the range of options we then have available. You have the flexibility to select a stream of income to meet your needs. If You decide You want a pay-out option, we withdraw some or all of your Account Balance (less any premium taxes, applicable Contract fees and any outstanding loans), then we apply the net amount to the option. See " Income Taxes" for a discussion of partial annuitizations. You are not required to hold your Deferred Annuity for any minimum time period before You may annuitize. However, You may not be older than 95 years old to select a pay-out option (90 in New York State). Although guaranteed annuity rates for the e Bonus Class are the same as those for the e Class of the Deferred Annuity, current rates for the e Bonus Class may be lower than the e Class of the Deferred Annuity. You must convert at least $5,000 of your Account Balance to receive income payments. PLEASE BE AWARE THAT ONCE YOUR CONTRACT IS ANNUITIZED YOU ARE INELIGIBLE TO RECEIVE THE DEATH BENEFIT YOU HAVE SELECTED. ADDITIONALLY, IF YOU HAVE SELECTED THE GMIB OR LWG, ANNUITIZING YOUR CONTRACT TERMINATES THE RIDER AND ANY DEATH BENEFIT PROVIDED BY THE RIDER.


When considering a pay-out option, You should think about whether You want:

..   Payments guaranteed by us for the rest of your life (or for the rest of two lives) or the rest of your life (or for the rest of two lives) with a guaranteed period; and

..   A fixed dollar payment or a variable payment.

Your income option provides You with a regular stream of payments for either your lifetime or your lifetime with a guaranteed period.


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

Your income payment amount will depend upon your choices. For lifetime options, the age of the measuring lives (Annuitants) will also be considered. For example, if You select a pay-out option guaranteeing payments for your lifetime and your spouse's lifetime, your payments will typically be lower than if You select a pay-out option with payments over only your lifetime. Income payment types that guarantee that payments will be made for a certain number of years regardless of whether the Annuitant or joint Annuitant is alive (such as Lifetime Income Annuity with a Guarantee Period and Lifetime Income Annuity for Two with a Guarantee Period, as defined below) result in income payments that are smaller than with income payment types without such a guarantee (such as Lifetime Income Annuity and Lifetime Income Annuity for Two, as defined below). In addition, to the extent the income payment type has a guarantee period, choosing a shorter guarantee period will result in each income payment being larger.

We do not guarantee that your variable payments will be a specific amount of money. You may choose to have a portion of the payment fixed and guaranteed under the Fixed Income Option.

If You do not tell us otherwise, your Fixed Interest Account Balance will be used to provide a Fixed Income Option and your Separate Account Balance will be used to provide a variable pay-out option.

INCOME PAYMENT TYPES

   Currently, we provide You with a wide variety of income payment types to suit a range of personal preferences. You decide the income payment type when You decide to take a pay-out option. Your decision is irrevocable.

There are three people who are involved in payments under your pay-out option:

..   Contract owner: the person or entity which has all rights including the right to direct who receives payment.

..   Annuitant: the natural person whose life is the measure for determining the duration and the dollar amount of payments.

..   Beneficiary: the person who receives continuing payments or a lump sum payment, if any, if the contract owner dies.

Many times the contract owner and the Annuitant are the same person.

When deciding how to receive income, consider:

..   The amount of income You need;

..   The amount You expect to receive from other sources;

..   The growth potential of other investments; and

..   How long You would like your income to be guaranteed.

The following income payment types are currently available. We may make available other income payment types if You so request and we agree. Where required by state law or under a qualified retirement plan, the Annuitant's sex will not be taken into account in calculating income payments. Annuity rates will not be less than the rates guaranteed in the Contract at the time of purchase for the AIR and income payment type elected. Due to underwriting, administrative or Internal Revenue Code considerations the choice of the percentage reduction and/or the duration of the guarantee period may be limited.

Lifetime Income Annuity: A variable income that is paid as long as the Annuitant is living.

Lifetime Income Annuity with a Guarantee Period: A variable income that continues as long as the Annuitant is living but is guaranteed to be paid for a number of years. If the Annuitant dies before all of the guaranteed payments have been made, payments are made to the contract owner of the annuity (or the Beneficiary, if the contract owner dies during the guarantee period) until the end of the guarantee period. No payments are made once the guarantee period has expired and the Annuitant is no longer living.

Lifetime Income Annuity for Two: A variable income that is paid as long as either of the two Annuitants is living. After one Annuitant dies, payments continue to be made as long as the other Annuitant is living. In that event, payments may be the same as those made while both Annuitants were living or may be a smaller percentage that is selected when the annuity is first converted to an income stream. No payments are made once both Annuitants are no longer living.

Lifetime Income Annuity for Two with a Guarantee Period: A variable income that continues as long as either of the two Annuitants is living but is guaranteed to be paid (unreduced by any percentage selected) for a number of years. If both Annuitants die before all of the guaranteed payments have been made, payments are made to the contract owner of the annuity (or the Beneficiary, if the contract owner dies during the guarantee period) until the end of the guaranteed period. If one Annuitant dies after the guarantee period has expired, payments continue to be made as long as the other Annuitant is living. In that event, payments may be the same as those made while both Annuitants were living or may be a smaller percentage that is selected when the annuity is first converted to an income stream. No payments are made once the guarantee period has expired and both Annuitants are no longer living.

ALLOCATION

   You decide how your money is allocated among the Fixed Income Option and the Investment Divisions.

MINIMUM SIZE OF YOUR INCOME PAYMENT

   Your initial income payment must be at least $100. If You live in Massachusetts, the initial income payment must be at least $20. This means that the amount used from a Deferred Annuity to provide a pay-out option must be large enough to produce this minimum initial income payment.

THE VALUE OF YOUR INCOME PAYMENTS

AMOUNT OF INCOME PAYMENTS

Variable income payments from an Investment Division will depend upon the number of annuity units held in that Investment Division (described below) and the Annuity Unit Value (described later) as of the 10th day prior to a payment date.

This initial variable income payment is computed based on the amount of the purchase payment applied to the specific Investment Division (net any applicable premium tax owed or Contract charge), the AIR, the age of the measuring lives and the income payment type selected. The initial payment amount is then divided by the Annuity Unit Value for the Investment Division to determine the number of annuity units held in that Investment Division. The number of annuity units held remains the same for the duration of the Contract if no reallocations are made.

The dollar amount of subsequent variable income payments will vary with the amount by which investment performance is greater or less than the AIR.

Each Deferred Annuity provides that, when a pay-out option is chosen, the payment to the Annuitant will not be less than the payment produced by the then current Fixed Income Option purchase rates for that contract class. The purpose of this

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provision is to assure the Annuitant that, at retirement, if the Fixed Income
Option purchase rates for new Contracts are significantly more favorable than the rates guaranteed by a Deferred Annuity of the same class, the Annuitant will be given the benefit of the higher rates. Although guaranteed annuity rates for the eBonus Class are the same as for the other classes of the Deferred Annuity, current rates for the eBonus Class may be lower than the other classes of the Deferred Annuity and may be less than currently issued single payment immediate annuity contract rates.

ANNUITY UNITS

Annuity units are credited to You when You first convert your Deferred Annuity into an income stream or make a reallocation of your income payment into an Investment Division during the pay-out phase. Before we determine the number of annuity units to credit to You, we reduce your Account Balance by any premium taxes and the Annual Contract Fee, if applicable. (The premium taxes and the Annual Contract Fee are not applied against reallocations.) We then compute an initial income payment amount using the AIR, your income payment type and the age of the measuring lives. We then divide the initial income payment (allocated to an Investment Division) by the Annuity Unit Value on the date of the transaction. The result is the number of annuity units credited for that Investment Division. The initial variable income payment is a hypothetical payment which is calculated based on the AIR. This initial variable income payment is used to establish the number of annuity units. It is not the amount of your actual first variable income payment unless your first income payment happens to be within 10 days after the date You convert your Deferred Annuity into an income stream. When You reallocate an income payment from an Investment Division, annuity units supporting that portion of your income payment in that Investment Division are liquidated.

AIR

Your income payments are determined by using the AIR to benchmark the investment experience of the Investment Divisions You select. We currently offer an AIR of 3% or 4%. The higher your AIR, the higher your initial variable income payment will be. Your next variable income payment will increase approximately in proportion to the amount by which the investment experience (for the time period between the payments) for the underlying Portfolio minus the Standard Death Benefit Separate Account charge (the resulting number is the net investment return) exceeds the AIR (for the time period between the payments). Likewise, your next variable income payment will decrease to the approximate extent the investment experience (for the time period between the payments) for the underlying Portfolio minus the Standard Death Benefit Separate Account charge (the net investment return) is less than the AIR (for the time period between the payments). A lower AIR will result in a lower initial variable income payment, but subsequent variable income payments will increase more rapidly or decline more slowly than if You had elected a higher AIR as changes occur in the investment experience of the Investment Divisions.

The amount of each variable income payment is determined 10 days prior to your income payment date. If your first income payment is scheduled to be paid less than 10 days after You convert your Deferred Annuity to an income stream, then the amount of that payment will be determined on the date You convert your Deferred Annuity to a pay-out option.

VALUATION

This is how we calculate the Annuity Unit Value for each Investment Division:

..   First, we determine the change in investment experience (which reflects the deduction for any investment-related charge) for the underlying Portfolio from the previous trading day to the current trading day;

..   Next, we subtract the daily equivalent of the Standard Death Benefit
    Separate Account charge for each day since the last day the Annuity Unit Value was calculated; the resulting number is the net investment return;

..   Then, we multiply by an adjustment based on your AIR for each day since the last Annuity Unit Value was calculated; and

..   Finally, we multiply the previous Annuity Unit Value by this result.

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REALLOCATION PRIVILEGE

   During the pay-out phase of the Deferred Annuity, You may make reallocations among Investment Divisions or from the Investment Divisions to the Fixed
Income Option. Once You reallocate your income payment money into the Fixed Income Option, You may not later reallocate it into an Investment Division. There is no Withdrawal Charge to make a reallocation.

For us to process a reallocation, You must tell us:

..   The percentage of the income payment to be reallocated;

..   The Investment Divisions (or Fixed Income Option) to which You want to reallocate your income payment; and

..   The Investment Divisions from which You want to reallocate your income payment.

Reallocations will be made at the end of the business day, at the close of the Exchange, if received in Good Order prior to the close of the Exchange, on that business day. All other reallocation requests will be processed on the next business day.

When You request a reallocation from an Investment Division to the Fixed Income Option, the payment amount will be adjusted at the time of reallocation. Your payment may either increase or decrease due to this adjustment. The adjusted payment will be calculated in the following manner.

..   First, we update the income payment amount to be reallocated from the
    Investment Division based upon the applicable Annuity Unit Value at the time of the reallocation;

..   Second, we use the AIR to calculate an updated annuity purchase rate based upon your age, if applicable, and expected future income payments at the time of the reallocation;

..   Third, we calculate another updated annuity purchase rate using our current annuity purchase rates for the Fixed Income Option on the date of your reallocation;

..   Finally, we determine the adjusted payment amount by multiplying the updated income amount determined in the first step by the ratio of the annuity purchase rate determined in the second step divided by the annuity purchase rate determined in the third step.

When You request a reallocation from one Investment Division to another, annuity units in one Investment Division are liquidated and annuity units in the other Investment Division are credited to You. There is no adjustment to the income payment amount. Future income payment amounts will be determined based on the Annuity Unit Value for the Investment Division to which You have reallocated.

You generally may make a reallocation on any day the Exchange is open. At a future date we may limit the number of reallocations You may make, but never to fewer than one a month. If we do so, we will give You advance written notice. We may limit a Beneficiary's ability to make a reallocation.

Here are examples of the effect of a reallocation on the income payment:

..   Suppose You choose to reallocate 40% of your income payment supported by
    Investment Division A to the Fixed Income Option and the recalculated income payment supported by Investment Division A is $100. Assume that the updated annuity purchase rate based on the AIR is $125, while the updated annuity purchase rate based on fixed income annuity pricing is $100. In that case, your income payment from the Fixed Income Option will be increased by $40 x ($125/$100) or $50, and your income payment supported by Investment Division A will be decreased by $40. (The number of annuity units in Investment Division A will be decreased as well.)

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..   Suppose You choose to reallocate 40% of your income payment supported by
    Investment Division A to Investment Division B and the recalculated income payment supported by Investment Division A is $100. Then, your income payment supported by Investment Division B will be increased by $40 and your income payment supported by Investment Division A will be decreased by $40. (Changes will also be made to the number of annuity units in both Investment Divisions as well.)

We may require that You use our original forms to make reallocations.


Please see the "Transfer Privilege" section regarding restrictions on transfers policies and procedures.


CHARGES

     You pay the Standard Death Benefit Separate Account charge for your Contract class during the pay-out phase of the Deferred Annuity. In addition, You pay the applicable investment-related charge during the pay-out phase of your Deferred Annuity. During the pay-out phase, we reserve the right to deduct the Annual Contract Fee. If we do so, it will be deducted pro-rata from each income payment. The Separate Account charges You pay will not reduce the number of annuity units credited to You. Instead, we deduct the charges as part of the calculation of the Annuity Unit Value.

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GENERAL INFORMATION


ADMINISTRATION

All transactions will be processed in the manner described below.

PURCHASE PAYMENTS

Purchase payments may be sent, by cashier's check or certified check made payable to "MetLife," to the Administrative Office, or MetLife sales office, if that office has been designated for this purpose. (We reserve the right to receive purchase payments by other means acceptable to us.) We do not accept cash, money orders or travelers checks. We will provide You with all necessary forms. We must have all documents in Good Order to credit your purchase payments. If You send your purchase payments or transaction requests to an address other than the one we have designated for receipt of such purchase payments or requests, we may return the purchase payment to You, or there may be delay in applying the purchase payment or transaction to your Contract.

We reserve the right to refuse purchase payments made via a personal check in excess of $100,000. Purchase payments over $100,000 may be accepted in other forms, including but not limited to, EFT/wire transfers, certified checks, corporate checks, and checks written on financial institutions. The form in which we receive a purchase payment may determine how soon subsequent disbursement requests may be fulfilled. (See "Access To Your Money.")

Purchase payments (including any portion of your Account Balance under a Deferred Annuity which You apply to a pay-out option) are effective and valued as of the close of the Exchange on the day we receive them in Good Order at your Administrative Office, except when they are received:

..   On a day when the Accumulation Unit Value/Annuity Unit Value is not calculated, or

..   After the close of the Exchange.

In those cases, the purchase payments will be effective the next day the Accumulation Unit Value or Annuity Unit Value, as applicable, is calculated.

We reserve the right to credit your initial purchase payment to You within two days after its receipt at your Administrative Office or MetLife sales office, as applicable. However, if You fill out our forms incorrectly or incompletely or other documentation is not completed properly or otherwise not in Good Order, we have up to five business days to credit the payment. If the problem cannot be resolved by the fifth business day, we will notify You and give You the reasons for the delay. At that time, You will be asked whether You agree to let us keep your money until the problem is resolved. If You do not agree or we cannot reach You by the fifth business day, your money will be returned.

Under the Deferred Annuities, your employer or the group in which You are a participant or member must identify You on its reports to us and tell us how your money should be allocated among the Investment Divisions and the Fixed Interest Account, if available.

CONFIRMING TRANSACTIONS

You will receive a written statement confirming that a transaction was recently completed. Certain transactions made on a periodic basis, such as Systematic Withdrawal Program payments, and automated investment strategy transfers, may be confirmed quarterly. Salary reduction or deduction purchase payments under the TSA and TSA ERISA Deferred Annuity are confirmed quarterly. Unless You inform us of any errors within 60 days of receipt, we will consider these communications to be accurate and complete.

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PROCESSING TRANSACTIONS

We permit You to request transactions by mail and telephone. We make Internet access available to You. We may suspend or eliminate telephone or Internet privileges at any time, without prior notice. We reserve the right not to accept requests for transactions by facsimile.

If mandated by applicable law, including, but not limited to, Federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block a contract owner's account and, consequently, refuse to implement requests for transfers, withdrawals, surrenders or death benefits, until instructions are received from the appropriate governmental authority.

BY TELEPHONE OR INTERNET

You may initiate a variety of transactions and obtain information by telephone or the Internet virtually 24 hours a day, 7 days a week, unless prohibited by state law or your employer. Some of the information and transactions accessible to You include:

..   Account Balance

..   Unit Values

..   Current rates for the Fixed Interest Account

..   Transfers

..   Changes to investment strategies

..   Changes in the allocation of future purchase payments.

Your transaction must be in Good Order and completed prior to the close of the Exchange on one of our business days if You want the transaction to be valued and effective on that day. Transactions will not be valued and effective on a day when the Accumulation or Annuity Unit Value is not calculated or after the close of the Exchange. We will value and make effective these transactions on our next business day.

We have put into place reasonable security procedures to insure that instructions communicated by telephone or Internet are genuine. For example, all telephone calls are recorded. Also, You will be asked to provide some personal data prior to giving your instructions over the telephone or through the Internet. When someone contacts us by telephone or Internet and follows our security procedures, we will assume that You are authorizing us to act upon those instructions. Neither the Separate Account nor MetLife will be liable for any loss, expense or cost arising out of any requests that we or the Separate Account reasonably believe to be authentic. In the unlikely event that You have trouble reaching us, requests should be made in writing to your Administrative Office.

Response times for the telephone or Internet may vary due to a variety of factors, including volumes, market conditions and performance of the systems. We are not responsible or liable for:

..   any inaccuracy, error, or delay in or omission of any information You transmit or deliver to us; or

..   any loss or damage You may incur because of such inaccuracy, error, delay or omission; non-performance; or any interruption of information beyond our control.

AFTER YOUR DEATH

If we are notified of your death before any requested transaction is completed (including transactions under automated investment strategies, minimum distribution program and Systematic Withdrawal Program), we will cancel the request.

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As described above, the death benefit will be determined when we receive due proof of death and an election for the payment method. If You are receiving income payments, we will cancel the request and continue making payments to your Beneficiary if your income type so provides. Or, depending on the income type, we may continue making payments to a joint Annuitant.


ABANDONED PROPERTY REQUIREMENTS

Every state has unclaimed property laws which generally declare non-ERISA annuity contracts to be abandoned after a period of inactivity of three to five years from the contract's maturity date or the date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but, if after a thorough search, we are still unable to locate the Beneficiary of the death benefit, or the Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or You last resided, as shown on our books and records, or to our state of domicile. (Escheatment is formal, legal name for this process.) However, the state is obligated to pay the death benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation. To prevent your Contract's proceeds from being paid to the state abandoned or unclaimed property office, it is important that You update your Beneficiary designations, including addresses, if and as they change. Please call 1-800-638-7732 to make such changes.


MISSTATEMENT

We may require proof of age of the owner, Beneficiary or Annuitant before making any payments under this Deferred Annuity that are measured by the owner's, Beneficiary's or Annuitant's life. If the age of the measuring life has been misstated, the amount payable will be the amount that would have been provided at the correct age.

Once income payments have begun, any underpayments will be made up in one sum with the next income payment in a manner agreed to by us. Any overpayments will be deducted first from future income payments. In certain states, we are required to pay interest on any underpayments.

THIRD PARTY REQUESTS

Generally, we only accept requests for transactions or information from You. We reserve the right not to accept or to process transactions requested on your behalf by third parties. This includes processing transactions by an agent You designate, through a power of attorney or other authorization, who has the ability to control the amount and timing of transfers/reallocations for a number of other contract owners and who simultaneously makes the same request or series of requests on behalf of other contract owners.

VALUATION -- SUSPENSION OF PAYMENTS

We separately determine the Accumulation Unit Value and Annuity Unit Value, as applicable, for each Investment Division once each day when the Exchange is open for trading. If permitted by law, we may change the period between calculations but we will give You 30 days notice.

When You request a transaction, we will process the transaction on the basis of the Accumulation Unit Value or Annuity Unit Value next determined after receipt of the request. Subject to our procedure, we will make withdrawals and transfers/reallocations at a later date, if You request. If your withdrawal request is to elect a variable pay-out option under your Deferred Annuity, we base the number of annuity units You receive on the next available Annuity Unit Value.

We reserve the right to suspend or postpone payment for a withdrawal or transfer/reallocation when:

..   rules of the Securities and Exchange Commission so permit (trading on the
    Exchange is restricted, the Exchange is closed other than for customary weekend or holiday closings or an emergency exists which makes pricing or sale of securities not practicable); or

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..   during any other period when the Securities and Exchange Commission by order so permits.

ADVERTISING PERFORMANCE

     We periodically advertise the performance of the Investment Divisions. You may get performance information from a variety of sources including your quarterly statements, your MetLife representative, the Internet, annual reports and semiannual reports. All performance numbers are based upon historical earnings. These numbers are not intended to indicate future results.

We may state performance in terms of "yield," "change in Accumulation Unit Value/Annuity Unit Value," "average annual total return" or some combination of these terms.

YIELD is the net income generated by an investment in a particular Investment Division for 30 days or a month. These figures are expressed as percentages. This percentage yield is compounded semiannually. For the money market Investment Division, we state yield for a seven day period.

CHANGE IN ACCUMULATION/ANNUITY UNIT VALUE ("Non-Standard Performance") is calculated by determining the percentage change in the value of an accumulation (or annuity) unit for a certain period. These numbers may also be annualized. Change in Accumulation/Annuity Unit Value may be used to demonstrate performance for a hypothetical investment (such as $10,000) over a specified period. These performance numbers reflect the deduction of the Separate Account charges (with the Standard Death Benefit), the additional Separate Account charge for the American Funds Bond, American Funds Growth, American Funds Growth-Income and American Funds Global Small Capitalization Investment Divisions and the Annual Contract Fee; however, yield and change in Accumulation/Annuity Unit Value performance do not reflect the possible imposition of Withdrawal Charges, the charge for the GMIB and the charge for the LWG. Withdrawal Charges would reduce performance experience.

AVERAGE ANNUAL TOTAL RETURN ("Standard Performance") calculations reflect the Separate Account charge (with the Standard Death Benefit), the additional Separate Account charge for the American Funds Growth, American Funds Growth-Income, American Funds Bond and American Funds Global Small Capitalization Investment Divisions and the Annual Contract Fee and applicable Withdrawal Charges since the Investment Division inception date, which is the date the corresponding Portfolio or predecessor Portfolio was first offered under the Separate Account that funds the Deferred Annuity. These figures also assume a steady annual rate of return. They assume that combination of optional benefits (including the Annual Step Up Death Benefit) that would produce the greatest total Separate Account charge.

Performance figures will vary among the various classes of the Deferred Annuities and the Investment Divisions as a result of different Separate Account charges and Withdrawal Charges.

We may calculate performance for certain investment strategies including Equity Generator and each asset allocation model of the Index Selector. We calculate the performance as a percentage by presuming a certain dollar value at the beginning of a period and comparing this dollar value with the dollar value based on historical performance at the end of that period. We assume that the Separate Account charge reflects the Standard Death Benefit. The information does not assume the charge for the GMIB or LWG. This percentage return assumes that there have been no withdrawals or other unrelated transactions.

For purposes of presentation of Non-Standard Performance, we may assume that the Deferred Annuities were in existence prior to the inception date of the Investment Divisions in the Separate Account that funds the Deferred Annuity. In these cases, we calculate performance based on the historical performance of the underlying Metropolitan Fund, Calvert Fund, Met Investors Fund and American Funds(R) Portfolios since the Portfolio inception date. We use the actual accumulation unit or annuity unit data after the inception date. Any performance data that includes all or a portion of the time between

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the Portfolio inception date and the Investment Division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Deferred Annuity had been introduced as of the Portfolio inception date.

We may also present average annual total return calculations which reflect all Separate Account charges and applicable Withdrawal Charges since the Portfolio inception date. We use the actual accumulation unit or annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the Investment Division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Deferred Annuity had been introduced as of the Portfolio inception date.

Past performance is no guarantee of future results.

We may demonstrate hypothetical future values of Account Balances over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios. These presentations reflect the deduction of the Separate Account charge, the Annual Contract Fee, if any, and the weighted average of investment-related charges for all Portfolios to depict investment-related charges.

We may demonstrate hypothetical future values of Account Balances for a specific Portfolio based upon the assumed rates of return previously described, the deduction of the Separate Account charge and the Annual Contract Fee, if any, and the investment-related charges for the specific Portfolio to depict investment-related charges.

We may demonstrate the hypothetical historical value of each optional benefit for a specified period based on historical net asset values of the Portfolios and the annuity purchase rate, if applicable, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., unisex, age 65). These presentations reflect the deduction of the Separate Account charge and the Annual Contract Fee, if any, the investment-related charge and the charge for the optional benefit being illustrated.

We may demonstrate hypothetical future values of each optional benefit over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios, the annuity purchase rate, if applicable, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., unisex, age 65). These presentations reflect the deduction of the Separate Account charge and the Annual Contract Fee, if any, the weighted average of investment-related charges for all Portfolios to depict investment-related charges and the charge for the optional benefit being illustrated.

We may demonstrate hypothetical values of income payments over a specified period based on historical net asset values of the Portfolios and the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., unisex, age 65). These presentations reflect the deduction of the Separate Account charge, the investment-related charge and the Annual Contract Fee, if any.

We may demonstrate hypothetical future values of income payments over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios, the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., unisex, age 65). These presentations reflect the deduction of the Separate Account charge, the Annual Contract Fee, if any, and the weighted average of investment-related charges for all Portfolios to depict investment-related charges.

Any illustration should not be relied on as a guarantee of future results.

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CHANGES TO YOUR DEFERRED ANNUITY

     We have the right to make certain changes to your Deferred Annuity, but only as permitted by law. We make changes when we think they would best serve the interest of annuity owners or would be appropriate in carrying out the purposes of the Deferred Annuity. If the law requires, we will also get your approval and the approval of any appropriate regulatory authorities. Examples of the changes we may make include:

..   To operate the Separate Account in any form permitted by law.

..   To take any action necessary to comply with or obtain and continue any exemptions under the law (including favorable treatment under the Federal income tax laws, including limiting the number, frequency or types of transfers/reallocations permitted).

..   To transfer any assets in an Investment Division to another Investment
    Division, or to one or more separate accounts, or to our general account, or to add, combine or remove Investment Divisions in the Separate Account.

..   To substitute for the Portfolio shares in any Investment Division, the shares of another class of the Metropolitan Fund, the Calvert Fund, the Met Investors Fund or the shares of another investment company or any other investment permitted by law.

..   To make any necessary technical changes in the Deferred Annuities in order to conform with any of the above-described actions.

If any changes result in a material change in the underlying investments of an Investment Division in which You have a balance or an allocation, we will notify You of the change. You may then make a new choice of Investment Divisions. For Deferred Annuities issued in Pennsylvania, we will ask your approval before making any technical changes.

VOTING RIGHTS

   Based on our current view of applicable law, You have voting interests under your Deferred Annuity concerning Metropolitan Fund, Calvert Fund, Met
Investors Fund or American Funds(R) proposals that are subject to a shareholder vote. Therefore, You are entitled to give us instructions for the number of shares which are deemed attributable to your Deferred Annuity.

We will vote the shares of each of the underlying Portfolios held by the Separate Account based on instructions we receive from those having a voting interest in the corresponding Investment Divisions. However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our own judgment.

You are entitled to give instructions regarding the votes attributable to your Deferred Annuity in your sole discretion.

There are certain circumstances under which we may disregard voting instructions. However, in this event, a summary of our action and the reasons for such action will appear in the next semiannual report. If we do not receive your voting instructions, we will vote your interest in the same proportion as represented by the votes we receive from other investors. The effect of this proportional voting is that a small number of contract owners may control the outcome of a vote. Shares of the Metropolitan Fund, the Calvert Fund, the Met Investors Fund or the American Funds(R) that are owned by our general account or by any of our unregistered separate accounts will be voted in the same proportion as the aggregate of:

..   The shares for which voting instructions are received, and

..   The shares that are voted in proportion to such voting instructions.

However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our judgment.

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WHO SELLS THE DEFERRED ANNUITIES

      MetLife Investors Distribution Company ("MLIDC") is the principal underwriter and distributor of the securities offered through this Prospectus. MLIDC, which is our affiliate, also acts as the principal underwriter and distributor of some of the other Variable Annuity contracts and variable life insurance policies we and our affiliated companies issue. We reimburse MLIDC for expenses MLIDC incurs in distributing the Deferred Annuities (e.g., commissions payable to the retail broker-dealers who sell the Deferred Annuities, including our affiliated broker-dealers). MLIDC does not retain any fees under the Deferred Annuities.

MLIDC's principal executive offices are located at 5 Park Plaza, Suite 1900, Irvine, California 92614. MLIDC is registered as a broker-dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority ("FINRA"). FINRA provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.


Deferred Annuities are sold through our licensed sales representatives who are associated with MetLife Securities, Inc. ("MSI"), our affiliate and a broker-dealer, which is paid compensation for the promotion and sale of the Deferred Annuities. The Deferred Annuities are also sold through the registered representatives of our other affiliated broker-dealers. MSI and our affiliated broker-dealers are registered with the SEC as broker-dealers under the Securities Exchange Act of 1934 and are also members of FINRA. The Deferred Annuities may also be sold through other registered broker-dealers. Deferred Annuities may also be sold through the mail and over the Internet.


There is no front-end sales load deducted from purchase payments to pay sales commissions. Distribution costs are recovered through the Separate Account charge. Our sales representatives in our MetLife Resources division must meet a minimum level of sales production in order to maintain employment with us. MetLife sales representatives who are not in our MetLife Resources division ("non-MetLife Resources MetLife sales representatives") must meet a minimum level of sales of proprietary products in order to maintain employment with us.

Non-MetLife Resources MetLife sales representatives and MetLife Resources sales representatives receive cash payments for the products they sell and service based upon a 'gross dealer concession' model. With respect to the Deferred Annuities, the gross dealer concession ranges from 0.75% to 9% (depending on the class purchased) of each purchase payment each year the Contract is in force and, starting in the second Contract Year, ranges from 0.25% to 1.00% (depending on the class purchased) of the Account Balance each year that the Contract is in force for servicing the Deferred Annuity. Gross dealer concession may also be paid when the Contract is annuitized. The amount of this gross dealer concession payable upon annuitization depends on several factors, including the number of years the Deferred Annuity has been in force. Compensation to the sales representative is all or part of the gross dealer concession. Compensation to sales representatives in the MetLife Resources division is based upon premiums and purchase payments applied to all products sold and serviced by the representative. Compensation to non-MetLife Resources MetLife sales representatives is determined based upon a formula that recognizes premiums and purchase payments applied to proprietary products sold and serviced by the representative as well as certain premiums and purchase payments applied to non-proprietary products sold by the representative. Proprietary products are those issued by us or our affiliates. Because one of the factors determining the percentage of gross dealer concession that applies to a non-MetLife Resources MetLife sales representative's compensation is sales of proprietary products, these sales representatives have an incentive to favor the sale of proprietary products. Because non-MetLife Resources MetLife sales managers' compensation is based upon the sales made by the representatives they supervise, these sales managers also have an incentive to favor the sale of proprietary products.

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

Non-MetLife Resources MetLife sales representatives and MetLife Resources sales representatives and their managers and the sales representatives and managers of our affiliates may be eligible for additional cash compensation, such as bonuses, equity awards (such as stock options), training allowances, supplemental salary, financial arrangements, marketing support, medical and other insurance benefits, and retirement benefits and other benefits based primarily on the amount of proprietary products sold. Because additional cash compensation paid to non-MetLife Resources MetLife sales representatives and MetLife Resources sales representatives and their managers and the sales representatives and their managers of our affiliates is based primarily on the sale of proprietary products, non-MetLife Resources MetLife sales representatives and MetLife Resources sales representatives and their managers and the sales representatives and their managers of our affiliates have an incentive to favor the sale of proprietary products.

Sales representatives who meet certain productivity, persistency, and length of service standards and/or their managers may be eligible for additional cash compensation. Moreover, managers may be eligible for additional cash compensation based on the sales production of the sales representatives that the manager supervises.

Our sales representatives and their managers may be eligible for non-cash compensation incentives, such as conferences, trips, prizes and awards. Other non-cash compensation payments may be made for other services that are not directly related to the sale of products. These payments may include support services in the form of recruitment and training of personnel, production of promotional services and other support services.

Other incentives and additional cash compensation provide sales representatives and their managers with an incentive to favor the sale of proprietary products. The business unit responsible for the operation of our distribution system is also paid.

MLIDC also pays compensation for the sale of the Deferred Annuities by affiliated broker-dealers. The compensation paid to affiliated broker-dealers for sales of the Deferred Annuities is generally not expected to exceed, on a present value basis, the aggregate amount of total compensation that is paid with respect to sales made through MetLife representatives. (The total compensation includes payments that we make to our business unit that is responsible for the operation of the distribution systems through which the Deferred Annuities are sold.) These firms pay their sales representatives all or a portion of the commissions received for their sales of Deferred Annuities; some firms may retain a portion of commissions. The amount that selling firms pass on to their sales representatives is determined in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Sales representatives of affiliated broker-dealers and their managers may be eligible for various cash benefits and non-cash compensation (as described above) that we may provide jointly with affiliated broker-dealers. Because of the receipt of this cash and non-cash compensation, sales representatives and their managers of our affiliated broker-dealers have an incentive to favor the sale of proprietary products.

MLIDC may also enter into preferred distribution arrangements with certain affiliated broker-dealer firms such as New England Securities Corporation, Walnut Street Securities, Inc. and Tower Square Securities, Inc. These arrangements are sometimes called "shelf space" arrangements. Under these arrangements, MLIDC may pay separate, additional compensation to the broker-dealer firm for services the broker-dealer firm provides in connection with the distribution of the Contracts. These services may include providing us with access to the distribution network of the broker-dealer firm, the hiring and training of the broker-dealer firm's sales personnel, the sponsoring of conferences and seminars by the broker-dealer firm, or general marketing services performed by the broker-dealer firm. The broker-dealer firm may also provide other services or incur other costs in connection with distributing the Contracts.

MLIDC also pays compensation for the sale of Contracts by unaffiliated broker-dealers. The compensation paid to unaffiliated broker-dealers for sales of the Deferred Annuities is generally not expected to exceed, on a present value basis, the aggregate amount of total compensation that is paid with respect to sales made through MetLife representatives. (The total compensation includes payments that we make to our business unit that is responsible for the operation of the distribution systems through which the Deferred annuities are sold.) Broker-dealers pay their sales representatives all or a portion of the commissions received for their sales of the Contracts. Some firms may retain a portion of commissions. The amount that the broker-dealer passes on to its sales representatives is determined in accordance with its internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. We and our affiliates may also provide sales support in the form of training, sponsoring conferences, defraying expenses at vendor meetings, providing promotional literature and similar services. An unaffiliated broker-dealer or sales representative of an unaffiliated broker-dealer may receive different compensation for selling one product over another and/or may be inclined to favor one product provider over another product provider due to differing compensation rates. Ask your sales representative further information about what your sales representative and the broker-dealer for which he or she works may receive in connection with your purchase of a Contract.

We or our affiliates pay American Funds Distributors, Inc., the principal underwriter for the American Funds(R), a percentage of all purchase payments allocated to the following Portfolios for the services it provides in marketing the Portfolios' shares in connection with the Deferred Annuity: the American Funds Growth Portfolio, the American Funds Growth-Income Portfolio, the American Funds Bond Portfolio, the American Funds Global Small Capitalization Portfolio, the American Funds Balanced Allocation Portfolio, the American Funds Growth Allocation Portfolio and the American Funds Moderate Allocation Portfolio.

From time to time , MetLife pays organizations, associations and non-profit organizations fees to sponsor MetLife's Variable Annuity Contracts. We may also obtain access to an organization's members to market our Variable Annuity Contracts. These organizations are compensated for their sponsorship of our Variable Annuity Contracts in various ways. Primarily, they receive a flat fee from MetLife. We also compensate these organizations by our funding of their programs, scholarships, events or awards, such as a principal of the year award. We may also lease their office space or pay fees for display space at their events, purchase advertisements in their publications or reimburse or defray their expenses. In some cases, we hire the organizations to perform administrative services for us, for which they are paid a fee based upon a percentage of the Account Balances their members hold in the Contract. We also may retain finders and consultants to introduce MetLife to potential clients and for establishing and maintaining relationships between MetLife and various organizations. The finders and consultants are primarily paid flat fees and may be reimbursed for their expenses. We or our affiliates may also pay duly licensed individuals associated with these organizations cash compensation for the sales of the Contracts.

FINANCIAL STATEMENTS

Our financial statements and the financial statements of the Separate Account have been included in the SAI.

YOUR SPOUSE'S RIGHTS

If You received your Contract through a qualified retirement plan and your plan is subject to ERISA (the Employee Retirement Income Security Act of 1974) and You are married, the income payments, withdrawal and loan provisions, and methods of payment of the death benefit under your Deferred Annuity may be subject to your spouse's rights.

If your benefit is worth $5,000 or less, your plan may provide for distribution of your entire interest in a lump sum without your spouse's consent.

For details or advice on how the law applies to your circumstances, consult your tax adviser or attorney.

WHEN WE CAN CANCEL YOUR DEFERRED ANNUITY

We may cancel your Deferred Annuity only if we do not receive any purchase payments from You for 24 consecutive months (36 consecutive months in New York State) and your Account Balance is less than $2,000. Accordingly, no

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Deferred Annuity will be terminated due solely to negative investment performance. We will only do so to the extent allowed by law. If we do so, we will return the full Account Balance, less any outstanding loans. Federal tax law may impose additional restrictions on our right to cancel your SEP and SIMPLE IRA Deferred Annuity.

The tax law may also restrict payment of surrender proceeds to participants under certain employer retirement plans prior to reaching certain permissible triggering events.

We will not terminate the Contract where we keep records of your account if it includes an LWG rider. In addition, we will not terminate any Contract where we keep records of your account that includes a GMIB rider or a guaranteed death benefit if at the time the termination would otherwise occur the income/benefit base of the rider, or the guaranteed amount under any death benefit, is greater than the Account Balance. For all other Contracts, we reserve the right to exercise this termination provision, subject to obtaining any required regulatory approvals. We will not exercise this provision under Contracts issued in New York.

However, if your plan determines to terminate the Contract at a time when You have an income/benefit base of the rider or a guaranteed amount under any death benefit that is greater than the Account Balance, You forfeit any income/benefit base of the rider or any guaranteed amount under any death benefit You have accrued upon termination of the Contract.

INCOME TAXES

   The following information on taxes is a general discussion of the subject. It is not intended as tax advice. The Internal Revenue Code (Code) is complex and subject to change regularly. Failure to comply with the tax law may result in significant adverse tax consequences and tax penalties. Consult your own tax adviser about your circumstances, any recent tax developments, and the impact of state income taxation. For purposes of this section, we address Deferred Annuities and income payments under Deferred Annuities together.

You should read the general provisions and any sections relating to your type of annuity to familiarize yourself with some of the tax rules for your particular Contract.

You are responsible for determining whether your purchase of a Deferred Annuity, withdrawals, income payments and any other transactions under your Deferred Annuity satisfy applicable tax law. We are not responsible for determining if your employer's plan or arrangement satisfies the requirements of the Code and/or the Employee Retirement Income Security Act of 1974 (ERISA).

Where otherwise permitted under the Deferred Annuity, the transfer of ownership of a Deferred Annuity, the designation or change in designation of an Annuitant, payee or other Beneficiary who is not also a contract owner, the selection of certain maturity dates, the exchange of a Deferred Annuity, or the receipt of a Deferred Annuity in an exchange, may result in income tax and other tax consequences, including additional withholding, estate tax, gift tax and generation skipping transfer tax, that are not discussed in this Prospectus. The SAI may contain additional information. Please consult your tax adviser.

PUERTO RICO TAX CONSIDERATIONS

The amount of income on annuity distributions (payable over your lifetime) is calculated differently under the Puerto Rico Internal Revenue Code of 2011 (the "2011 PR Code"). Since the U.S. source income generated by a Puerto Rico bona fide resident is subject to U.S. income tax and the Internal Revenue Service issued guidance in 2004 which indicated that the income from an annuity contract issued by a U.S. life insurer would be considered U.S. source income, the timing of recognition of income from an annuity contract could vary between the two jurisdictions. Although the 2011 PR Code provides a credit against the Puerto Rico income tax for U.S. income taxes paid, an individual may not get full credit because of the timing differences. You should consult with a personal tax adviser regarding the tax consequences of purchasing an annuity Contract and/or any proposed distribution, particularly a partial distribution or election to annuitize.

ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS

   Purchasers that are not U.S. citizens or residents will generally be subject to U.S. Federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state and foreign taxation with respect to purchasing an annuity Contract.

MetLife does not expect to incur Federal, state or local income taxes on the earnings or realized capital gains attributable to the Separate Account. However, if we do incur such taxes in the future, we reserve the right to charge amounts allocated to the Separate Account for these taxes.

To the extent permitted under Federal tax law, we may claim the benefit of the corporate dividends received deduction and of certain foreign tax credits attributable to taxes paid by certain of the Portfolios to foreign jurisdictions.

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GENERAL

    Deferred annuities are a means of setting aside money for future needs-usually retirement. Congress recognizes how important saving for retirement is and has provided special rules in the Code.

All TSAs (ERISA and non-ERISA), 457(b), 403(a) and IRAs (including SEPs and SIMPLEs) receive tax deferral under the Code. Although there are no additional tax benefits by funding such retirement arrangements with an annuity, doing so offers You additional insurance benefits such as the availability of a guaranteed income for life.

Under current Federal income tax law, the taxable portion of distributions and withdrawals from variable annuity contracts (including TSAs, 457(b), 403(a) and IRAs) are subject to ordinary income tax and are not eligible for the lower tax rates that apply to long term capital gains and qualifying dividends.

WITHDRAWALS

When money is withdrawn from your Contract (whether by You or your Beneficiary), the amount treated as taxable income and taxed as ordinary income differs depending on the type of annuity You purchase (e.g., IRA or TSA) and payment method or income payment type You elect. If You meet certain requirements, your designated Roth earnings are free from Federal income taxes.

We will withhold a portion of the amount of your withdrawal for income taxes, unless You are eligible to and elect otherwise. The amount we withhold is determined by the Code.

WITHDRAWALS BEFORE AGE 59 1/2

Because these Contracts are intended for retirement, if You make a taxable withdrawal before age 59 1/2, You may incur a 10% tax penalty, in addition to ordinary income taxes. Also, please see the section below titled "Separate Account Charges" for further information regarding withdrawals.

As indicated in the chart below, some taxable distributions prior to age 59 1/2 are exempt from the penalty. Some of these exceptions include amounts received:

                                                                                                  Type of Contract
                                                                                         ----------------------------------
                                                                                         TSA and
                                                                                           TSA   SIMPLE
                                                                                          ERISA  IRA/1/ SEP 457(b)/3/ 403(a)
                                                                                         ------- ------ --- --------  ------

In a series of substantially equal payments made annually (or more frequently) for life
or life expectancy (SEPP)                                                                 x/2/     x     x    x/2/     x/2/

After You die                                                                                x     x     x       x        x

After You become totally disabled (as defined in the Code)                                   x     x     x       x        x

To pay deductible medical expenses                                                           x     x     x       x        x

After separation from service if You are over 55 at time of separation/2/                    x                   x        x

After December 31, 1999 for IRS levies                                                       x     x     x       x        x

To pay medical insurance premiums if You are unemployed                                            x     x

For qualified higher education expenses                                                            x     x

For qualified first time home purchases up to $10,000                                              x     x

Pursuant to qualified domestic relations orders                                              x                   x        x

  /1/ For SIMPLE IRAs the 10% tax penalty for early withdrawals is generally increased to 25% for withdrawals within the first two years of your participation in the SIMPLE IRA.

  /2/  You must be separated from service at the time payments begin.

  /3/ Distributions from 457(b) plans are generally not subject to the 10% penalty; however, the 10% penalty does apply to distributions from the 457(b) plans of state or local government employers to the extent that the distribution is attributable to rollovers accepted from other types of eligible retirement plans.

SYSTEMATIC WITHDRAWAL PROGRAM FOR SUBSTANTIALLY EQUAL PERIODIC PAYMENTS (SEPP) AND INCOME OPTIONS

If You are considering using the Systematic Withdrawal Program or selecting an income option for the purpose of meeting the SEPP exception to the 10% tax penalty, consult with your tax adviser. It is not clear whether certain withdrawals or income payments under a Variable Annuity will satisfy the SEPP exception.

If You receive systematic payments that You intend to qualify for the SEPP exception, any modifications (except due to death or disability) to your payment before age 59 1/2 or within five years after beginning SEPP payments, whichever is later, will result in the retroactive imposition of the 10% penalty with interest. Such modifications may include additional purchase payments or withdrawals (including tax-free transfers or rollovers of income payments) from the Deferred Annuity.

SEPARATE ACCOUNT CHARGES

It is conceivable that the charges for certain benefits such as any of the guaranteed death benefits (Annual Step Up Death Benefit) and certain living benefits (e.g., the GMIB and LWG) could be considered to be taxable each year as deemed distributions from the Contract to pay for non-annuity benefits. We currently treat these charges as an intrinsic part of the annuity Contract and do not tax report these as taxable income. However, it is possible that this may change in the future if we determine that this is required by the IRS. If so, the charge could also be subject to a 10% penalty tax if the taxpayer is under age 59 1/2.

INCIDENTAL BENEFITS

Certain death benefits may be considered incidental benefits under a tax qualified plan, which are limited under the Code. Failure to satisfy these limitations may have adverse tax consequences to the plan and to the participant.

Where otherwise permitted to be offered under annuity contracts issued in connection with qualified plans, the amount of life insurance is limited under the incidental death benefit rules. You should consult your own tax adviser prior to purchase of the Contract under any type of IRA, 403(b) arrangement or qualified plan as a violation of these requirements could result in adverse tax consequences to the plan and to the participant including current taxation of amounts under the Contract.

GUARANTEED WITHDRAWAL BENEFITS

If You have purchased the LWG, where otherwise made available, note the following:

In the event that the Account Balance goes to zero, and either the Remaining Guaranteed Withdrawal Amount is paid out in fixed installments or the Annual Benefit Payment is paid for life, we will treat such payments as income annuity payments under the tax law and allow recovery of any remaining basis ratably over the expected number of payments.

In determining your required minimum distribution each year, the actuarial value of this benefit as of the prior December 31st must be taken into account in addition to the Account Balance of the Contract.

PURCHASE PAYMENTS

Generally, all purchase payments will be contributed on a "before-tax" basis. This means that the purchase payments entitle You to a tax deduction or are not subject to current income tax.

Under some circumstances "after-tax" purchase payments can be made to certain annuities. These purchase payments do not reduce your taxable income or give You a tax deduction.

There are different annual purchase payments limits for the annuities offered in this Prospectus. Purchase payments in excess of the limits may result in adverse tax consequences.

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

Your Contract may accept certain direct transfers and rollovers from other qualified plan accounts and contracts; such transfers and rollovers are generally not subject to annual limitations on purchase payments.

WITHDRAWALS, TRANSFERS AND INCOME PAYMENTS

Because your purchase payments are generally on a before-tax basis, You generally pay income taxes on the full amount of money You withdraw as well as income earned under the Contract. Withdrawals and income payments attributable to any after-tax contributions are not subject to income tax (except for the portion of the withdrawal or payment allocable to earnings).

If certain requirements are met, You may be able to transfer amounts in your Contract to another eligible retirement plan or IRA. For 457(b) plans maintained by non-governmental employers, if certain conditions are met, amounts may be transferred into another 457(b) plan maintained by a non-governmental employer.

Your Deferred Annuity is not forfeitable (e.g., not subject to claims of your creditors) and You may not transfer it to someone else. For certain qualified employer plans, an important exception is that your account may be transferred pursuant to a qualified domestic relations order (QDRO).

Please consult the specific section for the type of annuity You purchased to determine if there are restrictions on withdrawals, transfers or income payments.

Minimum distribution requirements also apply to the Deferred Annuities. These are described separately later in this section.

Certain mandatory distributions made to participants in an amount in excess of $1,000 (but less than $5,000) must be automatically rolled over to an IRA designated by the plan, unless the participant elects to receive it in cash or roll it over to a different IRA or eligible retirement plan.

ELIGIBLE ROLLOVER DISTRIBUTIONS AND 20% MANDATORY WITHHOLDING

For certain qualified employer plans, we are required to withhold 20% of the taxable portion of your withdrawal that constitutes an eligible rollover distribution for Federal income taxes. We are not required to withhold this money if You direct us, the trustee or the custodian of the plan, to directly rollover your eligible rollover distribution to a traditional IRA or another eligible retirement plan.

Generally, an "eligible rollover distribution" is any taxable amount You receive from your Contract. (In certain cases, after-tax amounts may also be considered eligible rollover distributions). However, it does not include taxable distributions such as:

..   Withdrawals made to satisfy minimum distribution requirements; or

..   Certain withdrawals on account of financial hardship.

Other exceptions to the definition of eligible rollover distribution may exist.

For taxable withdrawals that are not "eligible rollover distributions", the Code requires different withholding rules. The withholding amounts are determined at the time of payment. In certain instances, You may elect out of these withholding requirements. You may be subject to the 10% penalty tax if You withdraw taxable money before You turn age 59 1/2.

MINIMUM DISTRIBUTION REQUIREMENTS

Generally, You must begin receiving retirement plan withdrawals by April 1 of the latter of:

..   the calendar year following the year in which You reach age 70 1/2 or

..   the calendar year following the calendar year You retire provided You do not own more than 5% of your employer.


For IRAs (including SEPs and SIMPLE IRAs), You must begin receiving withdrawals by April 1 of the calendar year following the calendar year in which You reach age 70 1/2 even if You have not retired.

For after-death required minimum distributions, the five year rule is applied without regard to calendar year 2009 due to the 2009 required minimum distribution waiver. For instance, for a Contract owner who died in 2007, the five year period would end in 2013 instead of 2012. The required minimum distribution rules are complex, so consult with your tax adviser because the application of these rules to your particular circumstances may have been impaired by the 2009 required minimum distribution waiver.

In general the amount of required minimum distribution (including death benefit distributions discussed below) must be calculated separately with respect to each 403(b) arrangement, but then the aggregate amount of the required distribution may be taken under the tax law from any one or more of the participant's several 403(b) arrangements.

Otherwise, You may not satisfy minimum distributions for an employer's qualified plan (ie, 401(a)/403(a), 457(b)) with distributions from another qualified plan of the same or a different employer.

Complex rules apply to the calculation of these withdrawals. A tax penalty of 50% applies to withdrawals which should have been taken but were not. It is not clear whether income payments under a Variable Annuity will satisfy these rules. Consult your tax adviser prior to choosing a pay-out option.

In general, the amount of required minimum distribution (including death benefit distributions discussed below) must be calculated separately with respect to each IRA or SEP IRA and each SIMPLE IRA, but then the aggregate amount of the required distribution may be generally taken under the tax law for the IRAs/SEP IRAs from any one or more of the taxpayer's IRAs/SEP IRAs. For SIMPLE IRAs, the aggregate amount of the required distribution may be taken from any one or more of the taxpayer's SIMPLE IRAs.

Otherwise, You may not satisfy minimum distributions for one type of qualified plan or IRA with distributions from an account or annuity contract under another type of IRA or qualified plan (e.g., IRA and 403(b)).

In general, income tax regulations permit income payments to increase based not only with respect to the investment experience of the underlying funds but also with respect to actuarial gains. Additionally, these regulations permit payments under income annuities to increase due to a full withdrawal or to a partial withdrawal under certain circumstances.

Where made available, it is not clear whether the purchase or exercise of a withdrawal option after the first two years under a life contingent income annuity with a guarantee period where only the remaining guaranteed payments are reduced due to the withdrawal will satisfy minimum distribution requirements. Consult your tax adviser prior to purchase.

The regulations also require that the value of all benefits under a deferred annuity, including certain death benefits in excess of cash value, must be added to the amount credited to your account in computing the amount required to be distributed over the applicable period. You should consult your own tax adviser as to how these rules affect your own Contract. We will provide You with additional information regarding the amount that is subject to minimum distribution under this rule.

If You intend to receive your minimum distributions which are payable over the joint lives of You and a Beneficiary who is not your spouse (or over a period not exceeding the joint life expectancy of You and your non-spousal Beneficiary), be advised that Federal tax rules may require that payments be made over a shorter period or may require that payments to the Beneficiary be reduced after your death to meet the minimum distribution incidental benefit rules and avoid the 50% excise tax. Consult your tax adviser.

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

DEATH BENEFITS

The death benefit is taxable to the recipient in the same manner as if paid to the contract owner (under the rules for withdrawals or income payments, whichever is applicable).

Generally, if You die before required minimum distribution withdrawals have begun, we must make payment of your entire interest by December 31st of the year that is the fifth anniversary of your death or begin making payments over a period and in a manner allowed by the Code to your Beneficiary by December 31st of the year after your death. Consult your tax adviser because the application of these rules to your particular circumstances may have been impacted by the 2009 required minimum distribution waiver. (See "Minimum Distribution Requirements" for additional information.)

If your spouse is your Beneficiary, and your Contract permits, your spouse may delay the start of these payments until December 31 of the year in which You would have reached age 70 1/2. Alternatively, if your spouse is your sole Beneficiary and the Contract is an IRA, he or she may elect to rollover the death proceeds into his or her own IRA (or, if You meet certain requirements, a Roth IRA and pay tax on the taxable portion of the death proceeds in the year of the rollover) and treat the IRA (or Roth IRA) as his or her own.

If your spouse is your Beneficiary, your spouse may also be able to rollover the death proceeds into another eligible retirement plan in which he or she participates, if permitted under the receiving plan.

Under Federal tax rules, a same-sex spouse is treated as a non-spouse
Beneficiary.

If your spouse is not your Beneficiary and your Contract permits, your Beneficiary may also be able to rollover the death proceeds via a direct trustee-to-trustee transfer into an inherited IRA. However, such Beneficiary may not treat the inherited IRA as his or her own IRA. Certain employer plans (i.e., 401(a), 403(a), 403(b), and governmental 457 plans) are required to permit a non-spouse direct trustee-to-trustee rollover.

If You die after required minimum distributions begin, payments of your entire balance must be made in a manner and over a period as provided under the Code (and any applicable regulations).

If an IRA Contract is issued in your name after your death for the benefit of your designated Beneficiary with a purchase payment which is directly transferred to the Contract from another IRA or eligible retirement plan, the death benefit must continue to be distributed to your Beneficiary's Beneficiary in a manner at least as rapidly as the method of distribution in effect at the time of your Beneficiary's death.

TAX-SHELTERED ANNUITIES (ERISA AND NON-ERISA)

GENERAL

Tax-sheltered annuities fall under Section 403(b) of the Code ("403(b) arrangements"), which provides certain tax benefits to eligible employees of public school systems and organizations that are tax exempt under Section 501(c)(3) of the Code. In general, contributions to Section 403(b) arrangements are subject to contribution limitations under Section 415(c) of the Code (the lesser of 100% of includable compensation or the applicable limit for the year).

On July 26, 2007, final 403(b) regulations were issued by the U. S. Treasury which impact how we administer your 403(b) Contract. In order to satisfy the 403(b) final regulations and prevent your Contract from being subject to adverse tax consequences including potential penalties, Contract exchanges after September 24, 2007 must, at a minimum, meet the following requirements:
(1) the plan must allow the exchange, (2) the exchange must not result in a reduction in the participant or beneficiary's accumulated benefit, (3) the receiving contract includes distribution restrictions that are no less stringent than those imposed on the contract being exchanged, and (4) the employer enters into an agreement with the issuer of the receiving contract to provide information to enable the contract provider to comply with Code requirements. Such information would include details concerning severance from employment, hardship withdrawals, loans and tax basis. You should consult your tax or legal counsel for any advice relating to Contract exchanges or any other matter relating to these regulations.

WITHDRAWALS AND INCOME PAYMENTS

If You are under 59 1/2, You generally cannot withdraw money from your TSA Contract unless the withdrawal:

..   Relates to purchase payments made prior to 1989 (and pre-1989 earnings on those purchase payments).

..   Is directly transferred to another permissible investment under Section
    403(b) arrangements;

..   Relates to amounts that are not salary reduction elective deferrals if your plan allows it;

..   Occurs after You die, have a severance from employment or become disabled
    (as defined by the Code);

..   Is for financial hardship (but only to the extent of purchase payments) if your plan allows it;

..   Distributions attributable to certain TSA plan terminations if the conditions of the new income tax regulations are met;

..   Relates to rollover or after-tax contributions; or

..   Is for the purchase of permissive service credit under a governmental defined benefit plan.

Recent income tax regulations also provide certain new restrictions on withdrawals of amounts from tax sheltered annuities that are not attributable to salary reduction contributions. Under these regulations, a Section 403(b) contract is permitted to distribute retirement benefits attributable to pre-tax contributions other than elective deferrals to the participant no earlier than upon the earlier of the participant's severance from employment or upon the prior occurrence of some event, such as after a fixed number of years, the attainment of a stated age, or disability.

DESIGNATED ROTH ACCOUNT FOR 403(B) PLANS

Employers that established and maintain a 403(b) plan ("the Plan") may also establish a Qualified Roth Contribution Program under Section 402A of the Code ("Designated Roth Accounts") to accept after-tax contributions as part of the TSA plan. In accordance with our administrative procedures, we may permit these contributions to be made as purchase payments to a Section 403(b) Contract under the following conditions:

..   The employer maintaining the plan has demonstrated to our satisfaction that
    Designated Roth accounts are permitted under the Plan.

..   In accordance with our administrative procedures, the amount of elective salary reduction contributions has been irrevocably designated as an after-tax contribution to the Designated Roth account.

..   All state regulatory approvals have been obtained to permit the Contract to accept such after-tax elective deferral contributions (and, where permitted under the Qualified Roth Contribution Program and Contract, rollovers and trustee-to trustee transfers from other Designated Roth Accounts).

..   In accordance with our procedures and in a form satisfactory to us, we may accept rollovers from other funding vehicles under any Qualified Roth Contribution Program of the same type in which the employee participates as well as trustee-to-trustee transfers from other funding vehicles under the same Qualified Roth Contribution Program for which the participant is making elective deferral contributions to the Contract.

..   Recently enacted legislation allows (but does not require) 403(b) plans that offer designated Roth accounts to permit participants to roll their non-Roth account assets into a designated Roth account under the same plan, provided the non-Roth assets are distributable under the plan and otherwise eligible for rollover.

..   No other contribution types (including employer contributions, matching contributions, etc.) will be allowed as designated Roth contributions, unless they become permitted under the Code.

..   If permitted under the Federal tax law, we may permit both pre-tax contributions under a 403(b) plan as well as after-tax contributions under that plan's Qualified Roth Contribution Program to be made under the same Contract as well as rollover contributions and contributions by trustee-to-trustee transfers. In such cases, we will account separately for the designated Roth contributions and the earnings thereon from the contributions and earnings made under the pre-tax TSA plan (whether made as elective deferrals, rollover contributions or trustee-to-trustee transfers). As between the pre-tax or traditional plan and the designated Roth account, we will allocate any living benefits or death benefits provided under the Contract on a reasonable basis, as permitted under the tax law.

..   We may refuse to accept contributions made as rollovers and trustee-to-trustee transfers, unless we are furnished with a breakdown as between participant contributions and earnings at the time of the contribution.

You and your employer should consult their own tax and legal advisers prior to making or permitting contributions to be made to a Qualified Roth Contribution Program.


..   The IRS has indicated an intention to issue additional guidance addressing the potential for improper transfers of value to Roth accounts due to the allocation of contract income, expenses, gains and losses. The IRS has not issued the additional guidance and, as a result, there is uncertainty regarding the status of Roth accounts and particularly Roth accounts under annuity contracts that allocate charges for guarantees. You should consult your tax or legal counsel for advice regarding Roth accounts and other matters relating to the final Roth account regulations.


LOANS

If your employer's plan and TSA Contract permit loans, such loans will be made only from any Fixed Interest Account Balance and only up to certain limits. In that case, we credit your Fixed Interest Account Balance up to the amount of the outstanding loan balance with a rate of interest that is less than the interest rate we charge for the loan.

The Code and applicable income tax regulations limit the amount that may be borrowed from your Contract and all your employer plans in the aggregate and also require that loans be repaid, at a minimum, in scheduled level payments over a prescribed term.

Your employer's plan and Contract will indicate whether loans are permitted. The terms of the loan are governed by the Contract and loan agreement. Failure to satisfy loan limits under the Code or to make any scheduled payments according to the terms of your loan agreement and Federal tax law could have adverse tax consequences. Consult a tax adviser and read your loan agreement and Contract prior to taking any loan.

INDIVIDUAL RETIREMENT ANNUITIES

IRAS: TRADITIONAL IRA, ROTH IRA, SIMPLE IRA AND SEPS

The sale of a Contract for use with an IRA may be subject to special disclosure requirements of the IRS. Purchasers of a Contract for use with IRAs will be provided with supplemental information required by the IRS or other appropriate agency. A Contract issued in connection with an IRA may be amended as necessary to conform to the requirements of the Code.

IRA contracts may not invest in life insurance. The Deferred Annuity offers death benefits and optional benefits that in some cases may exceed the greater of the purchase payments or the Account Balance which could conceivably be characterized as life insurance.

The Roth IRA tax endorsement is based on the IRS model form 5305-RB (rev 0302). The Deferred Annuity (and optional death benefits and appropriate IRA tax endorsements) has not yet been submitted to the IRS for review and approval as to form. Disqualification of the Deferred Annuity as an IRA could result in the immediate taxation of amounts held in the Contract and other adverse tax consequences.

Generally, except for Roth IRAs, IRAs can accept deductible (or pre-tax) purchase payments. Deductible or pre-tax purchase payments will be taxed when distributed from the Contract.

You must be both the contract owner and the Annuitant under the Contract. Your IRA annuity is not forfeitable and You may not transfer, assign or pledge it to someone else. You are not permitted to borrow from the Contract. You can transfer your IRA proceeds to a similar IRA, certain eligible retirement plans of an employer (or a SIMPLE IRA to a Traditional IRA or eligible retirement plan after two years of participation in your employer's SIMPLE IRA plan) without incurring Federal income taxes if certain conditions are satisfied.

Consult your tax adviser prior to the purchase of the Contract as a Traditional IRA, Roth IRA, SIMPLE IRA or SEP.

TRADITIONAL IRA ANNUITIES

PURCHASE PAYMENTS

Purchase payments (except for permissible rollovers and direct transfers) are generally not permitted after the calendar year in which You attain age 69 1/2.

Except for permissible rollovers and direct transfers, purchase payments to Traditional and Roth IRAs for individuals under age 50 are limited in the aggregate to the lesser of 100% of compensation or the deductible amount established each year under the Code. A purchase payment up to the deductible amount can also be made for a non-working spouse provided the couple's compensation is at least equal to their aggregate contributions. Also, see IRS Publication 590 available at www.irs.gov.

..   Individuals age 50 or older can make an additional "catch-up" purchase payment (assuming the individual has sufficient compensation).

..   If You or your spouse are an active participant in a retirement plan of an employer, your deductible contributions may be limited.

..   Purchase payments in excess of these amounts may be subject to a penalty tax.

..   If contributions are being made under a SEP or a SAR-SEP plan of your employer, additional amounts may be contributed as permitted by the Code and the terms of the employer's plan.

..   These age and dollar limits do not apply to tax-free rollovers or transfers from other IRAs or other eligible retirement plans.

..   If certain conditions are met, You can change your Traditional IRA purchase payment to a Roth IRA before You file your income tax return (including filing extensions).

WITHDRAWALS AND INCOME PAYMENTS

Withdrawals (other than tax free transfers or rollovers to other individual retirement arrangements or eligible retirement plans) and income payments are included in income except for the portion that represents a return of non-deductible purchase payments. This portion is generally determined based on a ratio of all non-deductible purchase payments to the total values of all your Traditional IRAs. We will withhold a portion of the amount of your withdrawal for income taxes, unless You elect otherwise. The amount we withhold is determined by the Code. Also see general section titled "Withdrawals" above.

DEATH BENEFITS

The death benefit is taxable to the recipient in the same manner as if paid to the contract owner (under the rules for withdrawals or income payments, whichever is applicable).

Generally, if You die before required minimum distribution withdrawals have begun, we must make payment of your entire interest by December 31st of the year that is the fifth anniversary of your death or begin making payments over a period and in a manner allowed by the Code to your Beneficiary by December 31st of the year after your death. Consult your tax adviser because the application of these rules to your particular circumstances may have been impacted by the 2009 required minimum distribution waiver. (See "Minimum Distribution Requirements" for additional information.)

If your spouse is your Beneficiary, and your Contract permits, your spouse may delay the start of these payments until December 31 of the year in which You would have reached age 70 1/2. Alternatively, if your spouse is your Beneficiary, he or she may elect to continue as "contract owner" of the Contract.

Naming a non-natural person, such as a trust or estate, as a Beneficiary under the Contract will generally eliminate the Beneficiary's ability to stretch or a spousal Beneficiary's ability to continue the Contract and the living and/or death benefits.

If You die after required distributions begin, payments of your entire remaining interest must be made in a manner and over a period as provided under the Code (and any applicable regulations).

If the Contract is issued in your name after your death for the benefit of your designated Beneficiary with a purchase payment which is directly transferred to the Contract from another IRA account or IRA annuity You owned, the death benefit must continue to be distributed to your Beneficiary's Beneficiary in a manner at least as rapidly as the method of distribution in effect at the time of your Beneficiary's death.

SIMPLE IRAS AND SEPS ANNUITIES

PURCHASE PAYMENTS TO SEPS


If contributions are being made under a SEP plan of your employer, amounts may be contributed as permitted by the Code and the terms of the employer's plan.

A SEP is an employer plan with IRAs for each employee, but contributions are not limited by IRA limitations. The employer may make the usual deferred plan contributions (lesser of 25% of compensation or $51,000 for 2013). If it's a SAR-SEP, then the usual 401(k) limit applies ($17,500 for 2013).


PURCHASE PAYMENTS TO SIMPLE IRAS

The Code allows contributions up to certain limits to be made under a valid salary reduction agreement to a SIMPLE IRA and also allows for employer contributions up to certain applicable limits under the Code.

The Code allows "catch up" contributions for participants age 50 and older in excess of these limits ($2,500 in 2008 and years thereafter unless adjusted for inflation).

Transfers and rollovers from other SIMPLE IRA funding vehicles may also be accepted under your SIMPLE IRA Deferred Annuity.

Purchase payments (except for permissible rollovers and direct transfers) are generally not permitted after the calendar year in which You attain age 69 1/2. These age and dollar limits do not apply to tax-free rollovers or transfers.

WITHDRAWALS AND INCOME PAYMENTS

Withdrawals and income payments are included in income except for the portion that represents a return of non-deductible purchase payments. This portion is generally determined based on a ratio of all non-deductible purchase payments to the total values of all your Traditional IRAs (including SIMPLE and SEP
IRAs).

DEATH BENEFITS

The death benefit is taxable to the recipient in the same manner as if paid to the owner (under the rules for withdrawals or income payments, whichever is applicable).

Generally, if You die before required minimum distribution withdrawals have begun, we must make payment of your entire interest by December 31st of the year that is fifth anniversary of your death or begin making payments over a period and in a manner allowed by the Code to your Beneficiary by December 31st of the year after your death. Consult your tax adviser because the application of these rules to your particular circumstances may have been impacted by the 2009 required minimum distribution waiver. (See "Minimum Distribution Requirements" for additional information.)

If your spouse is your Beneficiary, your spouse may delay the start of these payments until December 31 of the year in which You would have reached age
70 1/2. Alternatively, if your spouse is your Beneficiary, he or she may elect to continue as owner of the Contract and treat it as his/her own Traditional IRA (in the case of SEPs) or his/her own SIMPLE IRA (if so eligible, in the case of SIMPLE IRA). Under Federal tax rules, a same-sex spouse is treated as a non-spouse Beneficiary.

If You die after required distributions begin, payments of your entire remaining interest must be made in a manner and over a period as provided under the Code (and any applicable regulations).

If the Contract is issued in your name after your death for the benefit of your designated Beneficiary with a purchase payment which is directly transferred to the Contract from another IRA account or IRA annuity You owned, the death benefit must continue to be distributed to your Beneficiary's Beneficiary in a manner at least as rapidly as the method of distribution in effect at the time of your Beneficiary's death.

457(B) PLANS

GENERAL

457(b) plans are available to state or local governments and certain tax-exempt organizations as described in Section 457(b) and 457(e)(1) of the Code. The plans are not available for churches and qualified church-controlled organizations.

457(b) annuities maintained by a state or local government are for the exclusive benefit of plan participants and their Beneficiaries. 457(b) annuities other than those maintained by state or local governments are solely the property of the employer and are subject to the claims of the employer's general creditors until they are "made available" to You.

Recently enacted legislation allows (but does not require) governmental 457(b) plans to permit participants to make designated Roth contributions to a designated Roth account under the plan. This new legislation also allows (but does not require) such plans to permit participants to roll their non-Roth account assets into a designated Roth account under the same plan, provided the non-Roth assets are distributable under the plan and otherwise eligible for rollover.

WITHDRAWALS

Generally, because contributions are on a before-tax basis, withdrawals from your annuity are subject to income tax. Generally, monies in your Contract can not be "made available" to You until You reach age 70 1/2, leave your job (or your employer changes) or have an unforeseen emergency (as defined by the Code).

LOANS

In the case of a 457(b) plan maintained by a state or local government, the plan may permit loans. The Code and applicable income tax regulations limit the amount that may be borrowed from your 457(b) plan and all employer plans in the aggregate and also require that loans be repaid, at minimum, in scheduled level payments over a certain term.

Your 457(b) plan will indicate whether plan loans are permitted. The terms of the loan are governed by your loan agreement with the plan. Failure to satisfy loan limits under the Code or to make any scheduled payments according to the terms of your loan agreement and Federal tax law could have adverse tax consequences. Consult a tax adviser and read your loan agreement and Contract prior to taking any loan.

403(A)

GENERAL

The employer adopts a 403(a) plan as a qualified retirement plan to provide benefits to participating employees. The plan generally works in a similar manner to a corporate qualified retirement plan except that the 403(a) plan does not have a trust or a trustee.

See the "General" headings under "Income Taxes" for a brief description of the tax rules that apply to 403(a) annuities.

LEGAL PROCEEDINGS

 In the ordinary course of business, MetLife, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and Federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.

It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, MetLife does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MLIDC to perform its contract with the Separate Account or of MetLife to meet its obligations under the Contracts.

TABLE OF CONTENTS FOR THE STATEMENT

OF ADDITIONAL INFORMATION


                                                                                                PAGE

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM..................................................   2

PRINCIPAL UNDERWRITER..........................................................................   2

DISTRIBUTION AND PRINCIPAL UNDERWRITER AGREEMENT...............................................   2

EXPERIENCE FACTOR..............................................................................   3

VARIABLE INCOME PAYMENTS.......................................................................   3

CALCULATING THE ANNUITY UNIT VALUE.............................................................   5

ADVERTISEMENT OF THE SEPARATE ACCOUNT..........................................................   6

VOTING RIGHTS..................................................................................   9

ERISA..........................................................................................  10

TAXES..........................................................................................  11

WITHDRAWALS....................................................................................  12

ACCUMULATION UNIT VALUE TABLES.................................................................  13

FINANCIAL STATEMENTS OF THE SEPARATE ACCOUNT...................................................   1

FINANCIAL STATEMENTS OF METLIFE................................................................ F-1

APPENDIX I

PREMIUM TAX TABLE

If You are a resident of one of the following jurisdictions, the percentage amount listed by that jurisdiction is the premium tax rate applicable to your annuity.


                     TSA and
                     TSA ERISA IRA and SEP 457(b)    403(a)
                     Annuities Annuities   Annuities Annuities
  California........ 0.5%      0.5%        2.35%     0.5%
  Florida(1)........ 1.0%      1.0%        1.0%      1.0%
  Maine............. --        --          2.00%     --
  Nevada............ --        --          3.50%     --
  Puerto Rico(2).... 1.0%      1.0%        1.0%      1.0%
  South Dakota(3)... --        --          1.25%     --
  Wyoming........... --        --          1.00%     --
  West Virginia..... 1.0%      1.0%        1.0%      1.0%

        ---

      /1/Annuity premiums are exempt from taxation provided the tax savings are passed back to the contract holders. Otherwise, they are taxable at 1%. [MetLife passes the tax savings back to contract holders and, therefore, annuity premiums are exempt from taxation.]

      /2/We will not deduct premium taxes paid by us to Puerto Rico from purchase payments, account balances, withdrawals, death benefits or income payments.

      /3/Special rate applies for large case annuity policies. Rate is 8/100 of 1% for that portion of the annuity considerations received on a contract exceeding $500,000 annually. Special rate on large case policies is not subject to retaliation.

APPENDIX II

WHAT YOU NEED TO KNOW IF YOU ARE A TEXAS OPTIONAL
RETIREMENT PROGRAM PARTICIPANT

If You are a participant in the Texas Optional Retirement Program, Texas law permits us to make withdrawals on your behalf only if You die, retire or terminate employment in all Texas institutions of higher education, as defined under Texas law. Any withdrawal You ask for requires a written statement from the appropriate Texas institution of higher education verifying your vesting status and (if applicable) termination of employment. Also, we require a written statement from You that You are not transferring employment to another Texas institution of higher education. If You retire or terminate employment in all Texas institutions of higher education or die before being vested, amounts provided by the state's matching contribution will be refunded to the appropriate Texas institution. We may change these restrictions or add others without your consent to the extent necessary to maintain compliance with the law.

APPENDIX III

ACCUMULATION UNIT VALUES FOR EACH INVESTMENT DIVISION

These tables show fluctuations in the Accumulation Unit Values for two of the possible mixes offered within the Deferred Annuity for each Investment Division from year end to year end. The information in these tables has been derived from the Separate Account's full financial statements or other reports (such as the annual report). The first table shows the Deferred Annuity mix that bears the total highest charge, and the second table shows the Deferred Annuity mix that bears the total lowest charge. The mix with the total highest charge has these features: e Bonus Class, the Annual Step-Up Death Benefit and the LWG. (In terms of the calculation for this mix, the LWB charge is made by canceling accumulation units and, therefore, the charge is not reflected in the Accumulation Unit Value. However, purchasing this option with these other contract features will result in the highest overall charge.) Lower charges for the GMIB and the LWG were in effect prior to May 4, 2009. The mix with the total lowest charge has these features: e Class and no optional benefit. All other possible mixes for each Investment Division within the Deferred Annuity appear in the SAI, which is available upon request without charge by calling 1-800-638-7732.

                       METLIFE FINANCIAL FREEDOM SELECT
                             HIGHEST POSSIBLE MIX
                         1.05 SEPARATE ACCOUNT CHARGE


                                                                       Beginning of               Number of
                                                                           Year     End of Year  Accumulation
                                                                       Accumulation Accumulation Units End of
Investment Division                                               Year  Unit Value   Unit Value      Year
-------------------                                               ---- ------------ ------------ ------------
American Funds(R) Balanced Allocation Investment Division (Class
  C) (4/28/2008)................................................. 2008    $10.00       $ 7.03        0.00
                                                                  2009      7.03         8.99        0.00
                                                                  2010      8.99         9.98        0.00
                                                                  2011      9.98         9.67        0.00
                                                                  2012      9.67        10.86        0.00

American Funds Bond Investment Division+ (Class 2) (5/1/2006).... 2006     14.95        15.71        0.00
                                                                  2007     15.71        16.02        0.00
                                                                  2008     16.02        14.33        0.00
                                                                  2009     14.33        15.93        0.00
                                                                  2010     15.93        16.74        0.00
                                                                  2011     16.74        17.53        0.00
                                                                  2012     17.53        18.24        0.00

American Funds Global Small Capitalization+Investment Division
  (Class 2)...................................................... 2003     10.86        16.46        0.00
                                                                  2004     16.46        19.64        0.00
                                                                  2005     19.64        24.31        0.00
                                                                  2006     24.31        29.77        0.00
                                                                  2007     29.77        35.68        0.00
                                                                  2008     35.68        16.36        0.00
                                                                  2009     16.36        26.06        0.00
                                                                  2010     26.06        31.49        0.00
                                                                  2011     31.49        25.13        0.00
                                                                  2012     25.13        29.31        0.00

American Funds(R) Growth Allocation Investment Division (Class
  C) (4/28/2008)................................................. 2008      9.99         6.37        0.00
                                                                  2009      6.37         8.46        0.00
                                                                  2010      8.46         9.50        0.00
                                                                  2011      9.50         8.95        0.00
                                                                  2012      8.95        10.29        0.00

                                                                       Beginning of               Number of
                                                                           Year     End of Year  Accumulation
                                                                       Accumulation Accumulation Units End of
Investment Division                                               Year  Unit Value   Unit Value      Year
-------------------                                               ---- ------------ ------------ ------------
American Funds Growth Investment Division+ (Class 2)............. 2003   $ 87.17      $117.72        0.00
                                                                  2004    117.72       130.72        0.00
                                                                  2005    130.72       149.93        0.00
                                                                  2006    149.93       163.12        0.00
                                                                  2007    163.12       180.88        0.00
                                                                  2008    180.88       100.03        0.00
                                                                  2009    100.03       137.65        0.00
                                                                  2010    137.65       161.26        0.00
                                                                  2011    161.26       152.37        0.00
                                                                  2012    152.37       177.30        0.47

American Funds Growth-Income Investment Division+ (Class 2)...... 2003     70.08        91.61        0.00
                                                                  2004     91.61        99.81        0.00
                                                                  2005     99.81       104.27        0.00
                                                                  2006    104.27       118.57        0.00
                                                                  2007    118.57       122.93        0.00
                                                                  2008    122.93        75.41        0.00
                                                                  2009     75.41        97.70        0.00
                                                                  2010     97.70       107.45        0.00
                                                                  2011    107.45       104.13        0.00
                                                                  2012    104.13       120.75        0.00

American Funds(R) Moderate Allocation Investment Division (Class
  C) (4/28/2008)................................................. 2008     10.01         7.70        0.00
                                                                  2009      7.70         9.41        0.00
                                                                  2010      9.41        10.23        0.00
                                                                  2011     10.23        10.14        0.00
                                                                  2012     10.14        11.13        0.00

Barclays Capital Aggregate Bond Index Investment Division........ 2003     12.41        12.70        0.00
                                                                  2004     12.70        13.05        0.00
                                                                  2005     13.05        13.15        0.00
                                                                  2006     13.15        13.51        0.00
                                                                  2007     13.51        14.26        0.00
                                                                  2008     14.26        14.91        0.00
                                                                  2009     14.91        15.48        0.00
                                                                  2010     15.48        16.20        0.00
                                                                  2011     16.20        17.19        0.00
                                                                  2012     17.19        17.63        0.00

BlackRock Bond Income Investment Division........................ 2003     44.88        46.89        0.00
                                                                  2004     46.89        48.33        0.00
                                                                  2005     48.33        48.86        0.00
                                                                  2006     48.86        50.35        0.00
                                                                  2007     50.35        52.82        0.00
                                                                  2008     52.82        50.36        0.00
                                                                  2009     50.36        54.41        0.00
                                                                  2010     54.41        58.18        0.00
                                                                  2011     58.18        61.21        0.00
                                                                  2012     61.21        64.97        0.00

BlackRock Large Cap Core Investment Division*.................... 2007     84.90        85.83        0.00
                                                                  2008     85.83        53.24        0.00
                                                                  2009     53.24        62.80        0.00
                                                                  2010     62.80        69.89        0.00
                                                                  2011     69.89        69.33        0.00
                                                                  2012     69.33        77.81        0.00

                                                                       Beginning of               Number of
                                                                           Year     End of Year  Accumulation
                                                                       Accumulation Accumulation Units End of
Investment Division                                               Year  Unit Value   Unit Value      Year
-------------------                                               ---- ------------ ------------ ------------
BlackRock Large Cap Investment Division.......................... 2003    $50.32       $64.69        0.00
                                                                  2004     64.69        70.80        0.00
                                                                  2005     70.80        72.38        0.00
                                                                  2006     72.38        81.54        0.00
                                                                  2007     81.54        85.61        0.00

BlackRock Large Cap Value Investment Division.................... 2003      7.92        10.62        0.00
                                                                  2004     10.62        11.90        0.00
                                                                  2005     11.90        12.43        0.00
                                                                  2006     12.43        14.66        0.00
                                                                  2007     14.66        14.96        0.00
                                                                  2008     14.96         9.60        0.00
                                                                  2009      9.60        10.55        0.00
                                                                  2010     10.55        11.37        0.00
                                                                  2011     11.37        11.49        0.00
                                                                  2012     11.49        12.95        0.00

BlackRock Legacy Large Cap Growth Investment Division............ 2003     18.31        24.51        0.00
                                                                  2004     24.51        26.33        0.00
                                                                  2005     26.33        27.82        0.00
                                                                  2006     27.82        28.60        0.00
                                                                  2007     28.60        33.51        0.00
                                                                  2008     33.51        20.99        0.00
                                                                  2009     20.99        28.36        0.00
                                                                  2010     28.36        33.53        0.00
                                                                  2011     33.53        30.14        0.00
                                                                  2012     30.14        34.02        0.00

BlackRock Legacy Large Cap Growth Investment Division (formerly
  FI Large Cap Investment Division).............................. 2006     17.67        17.92        0.00
                                                                  2007     17.92        18.39        0.00
                                                                  2008     18.39        10.02        0.00
                                                                  2009     10.02        10.45        0.00

BlackRock Money Market Investment Division (5/1/2003)............ 2003     23.75        23.66        0.00
                                                                  2004     23.66        23.59        0.00
                                                                  2005     23.59        23.96        0.00
                                                                  2006     23.96        24.79        0.00
                                                                  2007     24.79        25.71        0.00
                                                                  2008     25.71        26.10        0.00
                                                                  2009     26.10        25.89        0.00
                                                                  2010     25.89        25.62        0.00
                                                                  2011     25.62        25.35        0.00
                                                                  2012     25.35        25.09        0.00

Calvert VP SRI Balanced Investment Division...................... 2003     17.57        20.75        0.00
                                                                  2004     20.75        22.23        0.00
                                                                  2005     22.23        23.24        0.00
                                                                  2006     23.24        25.02        0.00
                                                                  2007     25.02        25.44        0.00
                                                                  2008     25.44        17.28        0.00
                                                                  2009     17.28        21.43        0.00
                                                                  2010     21.43        23.77        0.00
                                                                  2011     23.77        24.60        0.00
                                                                  2012     24.60        26.90        0.00

                                                                       Beginning of               Number of
                                                                           Year     End of Year  Accumulation
                                                                       Accumulation Accumulation Units End of
Investment Division                                               Year  Unit Value   Unit Value      Year
-------------------                                               ---- ------------ ------------ ------------
Clarion Global Real Estate Investment Division (5/1/2004)........ 2004    $ 9.99       $12.86        0.00
                                                                  2005     12.86        14.42        0.00
                                                                  2006     14.42        19.63        0.00
                                                                  2007     19.63        16.51        0.00
                                                                  2008     16.51         9.53        0.00
                                                                  2009      9.53        12.70        0.00
                                                                  2010     12.70        14.59        0.00
                                                                  2011     14.59        13.63        0.00
                                                                  2012     13.63        17.00        0.00

Davis Venture Value Investment Division.......................... 2003     22.23        28.76        0.00
                                                                  2004     28.76        31.86        0.00
                                                                  2005     31.86        34.68        0.00
                                                                  2006     34.68        39.23        0.00
                                                                  2007     39.23        40.51        0.00
                                                                  2008     40.51        24.24        0.00
                                                                  2009     24.24        31.58        0.00
                                                                  2010     31.58        34.91        0.00
                                                                  2011     34.91        33.07        0.00
                                                                  2012     33.07        36.86        0.00

FI Value Leaders Investment Division............................. 2003     19.17        24.06        0.00
                                                                  2004     24.06        27.04        0.00
                                                                  2005     27.04        29.55        0.00
                                                                  2006     29.55        32.65        0.00
                                                                  2007     32.65        33.58        0.00
                                                                  2008     33.58        20.23        0.00
                                                                  2009     20.23        24.32        0.00
                                                                  2010     24.32        27.51        0.00
                                                                  2011     27.51        25.48        0.00
                                                                  2012     25.48        29.12        0.00

Harris Oakmark International Investment Division................. 2003      8.86        11.84        0.00
                                                                  2004     11.84        14.12        0.00
                                                                  2005     14.12        15.97        0.00
                                                                  2006     15.97        20.36        0.00
                                                                  2007     20.36        19.92        0.00
                                                                  2008     19.92        11.65        0.00
                                                                  2009     11.65        17.88        0.00
                                                                  2010     17.88        20.60        0.00
                                                                  2011     20.60        17.48        0.00
                                                                  2012     17.48        22.35        0.00

Invesco Small Cap Growth Investment Division..................... 2003      8.50        11.69        0.00
                                                                  2004     11.69        12.31        0.00
                                                                  2005     12.31        13.19        0.00
                                                                  2006     13.19        14.90        0.00
                                                                  2007     14.90        16.38        0.00
                                                                  2008     16.38         9.93        0.00
                                                                  2009      9.93        13.15        0.00
                                                                  2010     13.15        16.42        0.00
                                                                  2011     16.42        16.07        0.00
                                                                  2012     16.07        18.81        0.00

                                                                       Beginning of               Number of
                                                                           Year     End of Year  Accumulation
                                                                       Accumulation Accumulation Units End of
Investment Division                                               Year  Unit Value   Unit Value      Year
-------------------                                               ---- ------------ ------------ ------------
Janus Forty Investment Division (4/30/2007)...................... 2007   $159.23      $195.80        0.00
                                                                  2008    195.80       112.38        0.00
                                                                  2009    112.38       158.86        0.00
                                                                  2010    158.86       171.98        0.00
                                                                  2011    171.98       157.34        0.00
                                                                  2012    157.34       190.75        0.00

Jennison Growth Investment Division.............................. 2012      9.52         9.20        0.00

Jennison Growth Investment Division (formerly Oppenheimer
  Capital Appreciation Investment Division)...................... 2003      6.32         8.04        0.00
                                                                  2004      8.04         8.47        0.00
                                                                  2005      8.47         8.77        0.00
                                                                  2006      8.77         9.34        0.00
                                                                  2007      9.34        10.57        0.00
                                                                  2008     10.57         5.65        0.00
                                                                  2009      5.65         8.04        0.00
                                                                  2010      8.04         8.70        0.00
                                                                  2011      8.70         8.49        0.00
                                                                  2012      8.49         9.56        0.00

Loomis Sayles Small Cap Core Investment Division................. 2003     17.73        23.94        0.00
                                                                  2004     23.94        27.54        0.00
                                                                  2005     27.54        29.07        0.00
                                                                  2006     29.07        33.49        0.00
                                                                  2007     33.49        36.99        0.00
                                                                  2008     36.99        23.40        0.00
                                                                  2009     23.40        30.09        0.00
                                                                  2010     30.09        37.88        0.00
                                                                  2011     37.88        37.61        0.00
                                                                  2012     37.61        42.53        0.00

Loomis Sayles Small Cap Growth Investment Division............... 2003      6.27         8.98        0.00
                                                                  2004      8.98         9.88        0.00
                                                                  2005      9.88        10.20        0.00
                                                                  2006     10.20        11.08        0.00
                                                                  2007     11.08        11.44        0.00
                                                                  2008     11.44         6.64        0.00
                                                                  2009      6.64         8.52        0.00
                                                                  2010      8.52        11.08        0.00
                                                                  2011     11.08        11.26        0.00
                                                                  2012     11.26        12.36        0.00

Lord Abbett Bond Debenture Investment Division................... 2003     13.88        16.36        0.00
                                                                  2004     16.36        17.52        0.00
                                                                  2005     17.52        17.59        0.00
                                                                  2006     17.59        19.00        0.00
                                                                  2007     19.00        20.03        0.00
                                                                  2008     20.03        16.14        0.00
                                                                  2009     16.14        21.84        0.00
                                                                  2010     21.84        24.41        0.00
                                                                  2011     24.41        25.24        0.00
                                                                  2012     25.24        28.21        0.00

Lord Abbett Mid Cap Value Investment Division.................... 2012     26.54        27.35        0.00

                                                                       Beginning of               Number of
                                                                           Year     End of Year  Accumulation
                                                                       Accumulation Accumulation Units End of
Investment Division                                               Year  Unit Value   Unit Value      Year
-------------------                                               ---- ------------ ------------ ------------
Lord Abbett Mid Cap Value Investment Division (formerly
  Neuberger Berman Mid Cap Value Investment Division)............ 2003    $13.52       $18.22        0.00
                                                                  2004     18.22        22.12        0.00
                                                                  2005     22.12        24.50        0.00
                                                                  2006     24.50        26.96        0.00
                                                                  2007     26.96        27.53        0.00
                                                                  2008     27.53        14.30        0.00
                                                                  2009     14.30        20.91        0.00
                                                                  2010     20.91        26.09        0.00
                                                                  2011     26.09        24.09        0.00
                                                                  2012     24.09        26.67        0.00

Met/Artisan Mid Cap Value Investment Division.................... 2003     23.96        31.38        0.00
                                                                  2004     31.38        34.05        0.00
                                                                  2005     34.05        36.96        0.00
                                                                  2006     36.96        41.03        0.00
                                                                  2007     41.03        37.73        0.00
                                                                  2008     37.73        20.11        0.00
                                                                  2009     20.11        28.10        0.00
                                                                  2010     28.10        31.91        0.00
                                                                  2011     31.91        33.62        0.00
                                                                  2012     33.62        37.12        0.90

Met/Franklin Income Investment Division (4/28/2008).............. 2008      9.99         8.00        0.00
                                                                  2009      8.00        10.12        0.00
                                                                  2010     10.12        11.20        0.00
                                                                  2011     11.20        11.32        0.00
                                                                  2012     11.32        12.60        0.00

Met/Franklin Low Duration Total Return Investment Division
  (5/2/2011)..................................................... 2011      9.98         9.79        0.00
                                                                  2012      9.79        10.11        0.00

Met/Franklin Mutual Shares Investment Division (4/28/2008)....... 2008      9.99         6.61        0.00
                                                                  2009      6.61         8.17        0.00
                                                                  2010      8.17         8.98        0.00
                                                                  2011      8.98         8.84        0.00
                                                                  2012      8.84         9.96        0.00

Met/Franklin Templeton Founding Strategy Investment Division
  (4/28/2008).................................................... 2008      9.99         7.05        0.00
                                                                  2009      7.05         8.96        0.00
                                                                  2010      8.96         9.76        0.00
                                                                  2011      9.76         9.49        0.00
                                                                  2012      9.49        10.91        0.00

Met/Templeton Growth Investment Division (4/28/2008)............. 2008      9.99         6.58        0.00
                                                                  2009      6.58         8.64        0.00
                                                                  2010      8.64         9.20        0.00
                                                                  2011      9.20         8.48        0.00
                                                                  2012      8.48        10.25        0.00

MetLife Aggressive Strategy Investment Division.................. 2011     12.41        10.66        0.00
                                                                  2012     10.66        12.31        0.00

                                                                       Beginning of               Number of
                                                                           Year     End of Year  Accumulation
                                                                       Accumulation Accumulation Units End of
Investment Division                                               Year  Unit Value   Unit Value      Year
-------------------                                               ---- ------------ ------------ ------------
MetLife Aggressive Strategy Investment Division (formerly
  MetLife Aggressive Allocation Investment Division) (5/1/2005).. 2005    $ 9.99       $11.17        0.00
                                                                  2006     11.17        12.79        0.00
                                                                  2007     12.79        13.07        0.00
                                                                  2008     13.07         7.70        0.00
                                                                  2009      7.70        10.02        0.00
                                                                  2010     10.02        11.47        0.00
                                                                  2011     11.47        12.45        0.00

MetLife Conservative Allocation Investment Division (5/1/2005)... 2005      9.99        10.32        0.00
                                                                  2006     10.32        10.92        0.00
                                                                  2007     10.92        11.40        0.00
                                                                  2008     11.40         9.66        0.00
                                                                  2009      9.66        11.52        0.00
                                                                  2010     11.52        12.55        0.00
                                                                  2011     12.55        12.82        0.00
                                                                  2012     12.82        13.85        0.00

MetLife Conservative to Moderate Allocation Investment Division
  (5/1/2005)..................................................... 2005      9.99        10.54        0.00
                                                                  2006     10.54        11.41        0.00
                                                                  2007     11.41        11.83        0.00
                                                                  2008     11.83         9.18        0.00
                                                                  2009      9.18        11.24        0.00
                                                                  2010     11.24        12.40        0.00
                                                                  2011     12.40        12.40        0.00
                                                                  2012     12.40        13.68        0.00

MetLife Mid Cap Stock Index Investment Division.................. 2003      8.69        11.57        0.00
                                                                  2004     11.57        13.25        0.00
                                                                  2005     13.25        14.69        0.00
                                                                  2006     14.69        15.97        0.00
                                                                  2007     15.97        16.99        0.00
                                                                  2008     16.99        10.69        0.00
                                                                  2009     10.69        14.48        0.00
                                                                  2010     14.48        18.05        0.00
                                                                  2011     18.05        17.47        0.00
                                                                  2012     17.47        20.28        0.00

MetLife Moderate Allocation Investment Division (5/1/2005)....... 2005      9.99        10.77        0.00
                                                                  2006     10.77        11.92        0.00
                                                                  2007     11.92        12.31        0.00
                                                                  2008     12.31         8.69        0.00
                                                                  2009      8.69        10.88        0.00
                                                                  2010     10.88        12.19        0.00
                                                                  2011     12.19        11.89        0.00
                                                                  2012     11.89        13.33        0.00

MetLife Moderate to Aggressive Allocation Investment Division
  (5/1/2005)..................................................... 2005      9.99        11.00        0.00
                                                                  2006     11.00        12.43        0.00
                                                                  2007     12.43        12.77        0.00
                                                                  2008     12.77         8.20        0.00
                                                                  2009      8.20        10.47        0.00
                                                                  2010     10.47        11.89        0.00
                                                                  2011     11.89        11.32        0.00
                                                                  2012     11.32        12.93        0.00

                                                                       Beginning of               Number of
                                                                           Year     End of Year  Accumulation
                                                                       Accumulation Accumulation Units End of
Investment Division                                               Year  Unit Value   Unit Value      Year
-------------------                                               ---- ------------ ------------ ------------
MetLife Stock Index Investment Division.......................... 2003    $28.01       $35.44        0.00
                                                                  2004     35.44        38.68        0.00
                                                                  2005     38.68        39.95        0.00
                                                                  2006     39.95        45.54        0.00
                                                                  2007     45.54        47.30        0.00
                                                                  2008     47.30        29.37        0.00
                                                                  2009     29.37        36.59        0.00
                                                                  2010     36.59        41.46        0.00
                                                                  2011     41.46        41.70        0.00
                                                                  2012     41.70        47.62        0.00

MFS(R) Research International Investment Division................ 2003      7.33         9.58        0.00
                                                                  2004      9.58        11.34        0.00
                                                                  2005     11.34        13.06        0.00
                                                                  2006     13.06        16.36        0.00
                                                                  2007     16.36        18.34        0.00
                                                                  2008     18.34        10.46        0.00
                                                                  2009     10.46        13.62        0.00
                                                                  2010     13.62        15.01        0.00
                                                                  2011     15.01        13.27        0.00
                                                                  2012     13.27        15.32        0.00

MFS(R) Total Return Investment Division.......................... 2003     33.52        38.72        0.00
                                                                  2004     38.72        42.52        0.00
                                                                  2005     42.52        43.28        0.00
                                                                  2006     43.28        47.94        0.00
                                                                  2007     47.94        49.39        0.00
                                                                  2008     49.39        37.95        0.00
                                                                  2009     37.95        44.43        0.00
                                                                  2010     44.43        48.27        0.00
                                                                  2011     48.27        48.80        0.00
                                                                  2012     48.80        53.75        0.00

MFS(R) Value Investment Division................................. 2003      9.81        12.16        0.00
                                                                  2004     12.16        13.37        0.00
                                                                  2005     13.37        13.02        0.00
                                                                  2006     13.02        15.18        0.00
                                                                  2007     15.18        14.42        0.00
                                                                  2008     14.42         9.46        0.00
                                                                  2009      9.46        11.28        0.00
                                                                  2010     11.28        12.41        0.00
                                                                  2011     12.41        12.36        0.00
                                                                  2012     12.36        14.23        0.00

MLA Mid Cap Investment Division (formerly Lazard Mid Cap
  Investment Division)........................................... 2003      9.70        12.12        0.00
                                                                  2004     12.12        13.72        0.00
                                                                  2005     13.72        14.67        0.00
                                                                  2006     14.67        16.65        0.00
                                                                  2007     16.65        16.02        0.00
                                                                  2008     16.02         9.78        0.00
                                                                  2009      9.78        13.24        0.00
                                                                  2010     13.24        16.10        0.00
                                                                  2011     16.10        15.09        0.00
                                                                  2012     15.09        15.72        0.00

                                                                    Beginning of               Number of
                                                                        Year     End of Year  Accumulation
                                                                    Accumulation Accumulation Units End of
Investment Division                                            Year  Unit Value   Unit Value      Year
-------------------                                            ---- ------------ ------------ ------------
MSCI EAFE(R) Index Investment Division
  (formerly Morgan Stanley EAFE(R) Index Investment Division). 2003    $ 7.09       $ 9.62        0.00
                                                               2004      9.62        11.36        0.00
                                                               2005     11.36        12.69        0.00
                                                               2006     12.69        15.76        0.00
                                                               2007     15.76        17.24        0.00
                                                               2008     17.24         9.86        0.00
                                                               2009      9.86        12.51        0.00
                                                               2010     12.51        13.36        0.00
                                                               2011     13.36        11.55        0.00
                                                               2012     11.55        13.49        0.00

Morgan Stanley Mid Cap Growth Investment Division............. 2010     13.48        15.69        0.00
                                                               2011     15.69        14.45        0.00
                                                               2012     14.45        15.63        0.00

Morgan Stanley Mid Cap Growth Investment Division
  (formerly FI Mid Cap Opportunities Investment Division)..... 2003     11.03        14.66        0.00
                                                               2004     14.66        16.95        0.00
                                                               2005     16.95        17.89        0.00
                                                               2006     17.89        19.75        0.00
                                                               2007     19.75        21.13        0.00
                                                               2008     21.13         9.32        0.00
                                                               2009      9.32        12.31        0.00
                                                               2010     12.31        13.34        0.00

Neuberger Berman Genesis Investment Division.................. 2003     10.91        16.17        0.00
                                                               2004     16.17        18.41        0.00
                                                               2005     18.41        18.93        0.00
                                                               2006     18.93        21.81        0.00
                                                               2007     21.81        20.79        0.00
                                                               2008     20.79        12.64        0.00
                                                               2009     12.64        14.11        0.00
                                                               2010     14.11        16.94        0.00
                                                               2011     16.94        17.69        0.00
                                                               2012     17.69        19.21        0.00

PIMCO Inflation Protected Bond Investment Division (5/1/2006). 2006     11.11        11.24        0.00
                                                               2007     11.24        12.32        0.00
                                                               2008     12.32        11.36        0.00
                                                               2009     11.36        13.27        0.00
                                                               2010     13.27        14.15        0.00
                                                               2011     14.15        15.56        0.00
                                                               2012     15.56        16.80        2.94

PIMCO Total Return Investment Division........................ 2003     11.43        11.79        0.00
                                                               2004     11.79        12.25        0.00
                                                               2005     12.25        12.40        0.00
                                                               2006     12.40        12.82        0.00
                                                               2007     12.82        13.65        0.00
                                                               2008     13.65        13.56        0.00
                                                               2009     13.56        15.84        0.00
                                                               2010     15.84        16.95        0.00
                                                               2011     16.95        17.31        0.00
                                                               2012     17.31        18.72        0.00

                                                                Beginning of               Number of
                                                                    Year     End of Year  Accumulation
                                                                Accumulation Accumulation Units End of
Investment Division                                        Year  Unit Value   Unit Value      Year
-------------------                                        ---- ------------ ------------ ------------
RCM Technology Investment Division........................ 2003    $ 2.98       $ 4.64        0.00
                                                           2004      4.64         4.39        0.00
                                                           2005      4.39         4.83        0.00
                                                           2006      4.83         5.03        0.00
                                                           2007      5.03         6.55        0.00
                                                           2008      6.55         3.60        0.00
                                                           2009      3.60         5.67        0.00
                                                           2010      5.67         7.16        0.00
                                                           2011      7.16         6.38        0.00
                                                           2012      6.38         7.08        0.00

Russell 2000(R) Index Investment Division................. 2003      9.40        13.56        0.00
                                                           2004     13.56        15.75        0.00
                                                           2005     15.75        16.26        0.00
                                                           2006     16.26        18.92        0.00
                                                           2007     18.92        18.40        0.00
                                                           2008     18.40        12.08        0.00
                                                           2009     12.08        15.02        0.00
                                                           2010     15.02        18.81        0.00
                                                           2011     18.81        17.82        0.00
                                                           2012     17.82        20.46        0.00

SSgA Growth ETF Investment Division (5/1/2006)............ 2006     10.72        11.46        0.00
                                                           2007     11.46        11.98        0.00
                                                           2008     11.98         7.94        0.00
                                                           2009      7.94        10.15        0.00
                                                           2010     10.15        11.46        0.00
                                                           2011     11.46        11.10        0.00
                                                           2012     11.10        12.64        0.00

SSgA Growth and Income ETF Investment Division (5/1/2006). 2006     10.53        11.20        0.00
                                                           2007     11.20        11.69        0.00
                                                           2008     11.69         8.66        0.00
                                                           2009      8.66        10.71        0.00
                                                           2010     10.71        11.89        0.00
                                                           2011     11.89        11.90        0.00
                                                           2012     11.90        13.28        0.00

T. Rowe Price Large Cap Growth Investment Division........ 2003      8.80        11.38        0.00
                                                           2004     11.38        12.36        0.00
                                                           2005     12.36        13.00        0.00
                                                           2006     13.00        14.53        0.00
                                                           2007     14.53        15.69        0.00
                                                           2008     15.69         9.00        0.00
                                                           2009      9.00        12.74        0.00
                                                           2010     12.74        14.72        0.00
                                                           2011     14.72        14.38        0.00
                                                           2012     14.38        16.88        4.90

                                                                                Beginning of               Number of
                                                                                    Year     End of Year  Accumulation
                                                                                Accumulation Accumulation Units End of
Investment Division                                                        Year  Unit Value   Unit Value      Year
-------------------                                                        ---- ------------ ------------ ------------
T. Rowe Price Mid Cap Growth Investment Division.......................... 2003    $ 4.57       $ 6.18        0.00
                                                                           2004      6.18         7.21        0.00
                                                                           2005      7.21         8.18        0.00
                                                                           2006      8.18         8.59        0.00
                                                                           2007      8.59        10.00        0.00
                                                                           2008     10.00         5.96        0.00
                                                                           2009      5.96         8.58        0.00
                                                                           2010      8.58        10.85        0.00
                                                                           2011     10.85        10.56        0.00
                                                                           2012     10.56        11.88        2.82

T. Rowe Price Small Cap Growth Investment Division........................ 2003      8.85        12.35        0.00
                                                                           2004     12.35        13.56        0.00
                                                                           2005     13.56        14.86        0.00
                                                                           2006     14.86        15.24        0.00
                                                                           2007     15.24        16.52        0.00
                                                                           2008     16.52        10.41        0.00
                                                                           2009     10.41        14.28        0.00
                                                                           2010     14.28        19.03        0.00
                                                                           2011     19.03        19.10        0.00
                                                                           2012     19.10        21.91        0.00

Third Avenue Small Cap Value Investment Division.......................... 2003      8.25        11.54        0.00
                                                                           2004     11.54        14.45        0.00
                                                                           2005     14.45        16.51        0.00
                                                                           2006     16.51        18.49        0.00
                                                                           2007     18.49        17.74        0.00
                                                                           2008     17.74        12.32        0.00
                                                                           2009     12.32        15.42        0.00
                                                                           2010     15.42        18.29        0.00
                                                                           2011     18.29        16.47        0.00
                                                                           2012     16.47        19.23        0.00

Western Asset Management Strategic Bond Opportunities Investment Division. 2003     17.48        19.48        0.00
                                                                           2004     19.48        20.49        0.00
                                                                           2005     20.49        20.80        0.00
                                                                           2006     20.80        21.57        0.00
                                                                           2007     21.57        22.14        0.00
                                                                           2008     22.14        18.57        0.00
                                                                           2009     18.57        24.24        0.00
                                                                           2010     24.24        26.97        0.00
                                                                           2011     26.97        28.25        0.00
                                                                           2012     28.25        31.11        1.60

Western Asset Management U.S. Government Investment Division.............. 2003     16.00        16.10        0.00
                                                                           2004     16.10        16.36        0.00
                                                                           2005     16.36        16.41        0.00
                                                                           2006     16.41        16.88        0.00
                                                                           2007     16.88        17.37        0.00
                                                                           2008     17.37        17.10        0.00
                                                                           2009     17.10        17.61        0.00
                                                                           2010     17.61        18.38        0.00
                                                                           2011     18.38        19.15        0.00
                                                                           2012     19.15        19.53        0.00

                       METLIFE FINANCIAL FREEDOM SELECT
                              LOWEST POSSIBLE MIX
                         0.50 SEPARATE ACCOUNT CHARGE


                                                                         Beginning of               Number of
                                                                             Year     End of Year  Accumulation
                                                                         Accumulation Accumulation Units End of
Investment Division                                                 Year  Unit Value   Unit Value      Year
-------------------                                                 ---- ------------ ------------ ------------
American Funds(R) Balanced Allocation Investment Division (Class
  C) (4/28/2008)................................................... 2008   $ 10.00      $  7.05      24,750.54
                                                                    2009      7.05         9.08      81,951.16
                                                                    2010      9.08        10.13     103,758.85
                                                                    2011     10.13         9.87      93,925.98
                                                                    2012      9.87        11.15      81,911.43

American Funds Bond Investment Division+ (Class 2) (5/1/2006)...... 2006     15.71        16.57          38.30
                                                                    2007     16.57        16.99         214.16
                                                                    2008     16.99        15.29         660.66
                                                                    2009     15.29        17.08       1,336.34
                                                                    2010     17.08        18.05       2,534.47
                                                                    2011     18.05        19.01       5,136.86
                                                                    2012     19.01        19.88      10,841.18

American Funds Global Small Capitalization+Investment Division
  (Class 2)........................................................ 2003     11.14        16.98           0.00
                                                                    2004     16.98        20.38           0.00
                                                                    2005     20.38        25.36           0.00
                                                                    2006     25.36        31.22         113.76
                                                                    2007     31.22        37.63         856.44
                                                                    2008     37.63        17.35       3,133.92
                                                                    2009     17.35        27.79       4,838.18
                                                                    2010     27.79        33.76       6,471.12
                                                                    2011     33.76        27.09       9,057.64
                                                                    2012     27.09        31.78      10,795.65

American Funds(R) Growth Allocation Investment Division (Class C)
  (4/28/2008)...................................................... 2008      9.99         6.40         446.85
                                                                    2009      6.40         8.53      49,924.20
                                                                    2010      8.53         9.64     102,918.27
                                                                    2011      9.64         9.14     129,322.32
                                                                    2012      9.14        10.56     119,380.52

American Funds Growth Investment Division+ (Class 2)............... 2003     96.73       131.34           0.00
                                                                    2004    131.34       146.65           0.00
                                                                    2005    146.65       169.12           0.00
                                                                    2006    169.12       185.01          36.25
                                                                    2007    185.01       206.30         223.84
                                                                    2008    206.30       114.72       1,187.81
                                                                    2009    114.72       158.74       2,868.42
                                                                    2010    158.74       186.99       4,369.26
                                                                    2011    186.99       177.65       5,699.90
                                                                    2012    177.65       207.87       6,880.90

American Funds Growth-Income Investment Division+ (Class 2)........ 2003     77.76       102.21           0.00
                                                                    2004    102.21       111.97           0.00
                                                                    2005    111.97       117.61           0.00
                                                                    2006    117.61       134.49          77.04
                                                                    2007    134.49       140.21         682.51
                                                                    2008    140.21        86.49         544.54
                                                                    2009     86.49       112.66         942.49
                                                                    2010    112.66       124.59       1,374.08
                                                                    2011    124.59       121.40       1,816.06
                                                                    2012    121.40       141.56       2,197.05

                                                                         Beginning of               Number of
                                                                             Year     End of Year  Accumulation
                                                                         Accumulation Accumulation Units End of
Investment Division                                                 Year  Unit Value   Unit Value      Year
-------------------                                                 ---- ------------ ------------ ------------
American Funds(R) Moderate Allocation Investment Division (Class
  C) (4/28/2008)................................................... 2008    $10.01       $ 7.73        114.62
                                                                    2009      7.73         9.49     12,910.53
                                                                    2010      9.49        10.38     17,709.05
                                                                    2011     10.38        10.35     25,149.76
                                                                    2012     10.35        11.42     21,267.41

Barclays Capital Aggregate Bond Index Investment Division.......... 2003     12.70        13.06        260.70
                                                                    2004     13.06        13.50        254.09
                                                                    2005     13.50        13.68        358.49
                                                                    2006     13.68        14.13        475.65
                                                                    2007     14.13        15.00      1,416.18
                                                                    2008     15.00        15.76      1,859.57
                                                                    2009     15.76        16.46      8,539.73
                                                                    2010     16.46        17.31     16,262.67
                                                                    2011     17.31        18.48     27,706.18
                                                                    2012     18.48        19.06     36,768.18

BlackRock Bond Income Investment Division.......................... 2003     49.92        52.44          0.00
                                                                    2004     52.44        54.36          0.00
                                                                    2005     54.36        55.25          0.00
                                                                    2006     55.25        57.25         16.39
                                                                    2007     57.25        60.40         82.28
                                                                    2008     60.40        57.89         93.94
                                                                    2009     57.89        62.90        250.42
                                                                    2010     62.90        67.63        393.97
                                                                    2011     67.63        71.54        503.16
                                                                    2012     71.54        76.36      1,894.44

BlackRock Large Cap Core Investment Division*...................... 2007     96.80        98.23          0.00
                                                                    2008     98.23        61.27          1.72
                                                                    2009     61.27        72.67        133.27
                                                                    2010     72.67        81.31        216.26
                                                                    2011     81.31        81.12        490.85
                                                                    2012     81.12        91.54     16,456.00

BlackRock Large Cap Investment Division............................ 2003     56.03        72.42          0.00
                                                                    2004     72.42        79.70          0.00
                                                                    2005     79.70        81.93          0.00
                                                                    2006     81.93        92.80          0.00
                                                                    2007     92.80        97.61          0.00

BlackRock Large Cap Value Investment Division...................... 2003      7.95        10.72          0.00
                                                                    2004     10.72        12.08          0.00
                                                                    2005     12.08        12.68          0.00
                                                                    2006     12.68        15.04         64.07
                                                                    2007     15.04        15.43        650.02
                                                                    2008     15.43         9.96        504.26
                                                                    2009      9.96        11.01      2,835.37
                                                                    2010     11.01        11.93      4,494.17
                                                                    2011     11.93        12.11      8,973.05
                                                                    2012     12.11        13.74     10,976.73

                                                                         Beginning of               Number of
                                                                             Year     End of Year  Accumulation
                                                                         Accumulation Accumulation Units End of
Investment Division                                                 Year  Unit Value   Unit Value      Year
-------------------                                                 ---- ------------ ------------ ------------
BlackRock Legacy Large Cap Growth Investment Division.............. 2003    $19.16       $25.78          0.00
                                                                    2004     25.78        27.85          0.00
                                                                    2005     27.85        29.58          0.00
                                                                    2006     29.58        30.58          0.00
                                                                    2007     30.58        36.03          0.00
                                                                    2008     36.03        22.70         10.28
                                                                    2009     22.70        30.83        146.49
                                                                    2010     30.83        36.65        207.78
                                                                    2011     36.65        33.13        255.76
                                                                    2012     33.13        37.60      1,189.66

BlackRock Legacy Large Cap Growth Investment Division (formerly FI
  Large Cap Investment Division)................................... 2006     18.64        18.97          0.00
                                                                    2007     18.97        19.58          0.00
                                                                    2008     19.58        10.72         11.38
                                                                    2009     10.72        11.20          0.00

BlackRock Money Market Investment Division (5/1/2003).............. 2003     26.47        26.47          0.00
                                                                    2004     26.47        26.53          0.00
                                                                    2005     26.53        27.09          0.00
                                                                    2006     27.09        28.18          0.00
                                                                    2007     28.18        29.39          0.00
                                                                    2008     29.39        30.01          0.00
                                                                    2009     30.01        29.93          0.00
                                                                    2010     29.93        29.78          0.00
                                                                    2011     29.78        29.63          0.00
                                                                    2012     29.63        29.49          0.00

Calvert VP SRI Balanced Investment Division........................ 2003     18.58        22.06        125.17
                                                                    2004     22.06        23.77        142.95
                                                                    2005     23.77        24.98        167.71
                                                                    2006     24.98        27.04        186.60
                                                                    2007     27.04        27.65        276.01
                                                                    2008     27.65        18.89      3,248.79
                                                                    2009     18.89        23.55      4,571.12
                                                                    2010     23.55        26.27      4,883.94
                                                                    2011     26.27        27.33      5,355.98
                                                                    2012     27.33        30.06      4,612.75

Clarion Global Real Estate Investment Division (5/1/2004).......... 2004      9.99        12.91          0.00
                                                                    2005     12.91        14.55          0.00
                                                                    2006     14.55        19.92        201.14
                                                                    2007     19.92        16.84        862.39
                                                                    2008     16.84         9.77      1,061.77
                                                                    2009      9.77        13.10      1,455.60
                                                                    2010     13.10        15.14      2,152.91
                                                                    2011     15.14        14.22      3,310.42
                                                                    2012     14.22        17.83      4,468.16

                                                                         Beginning of               Number of
                                                                             Year     End of Year  Accumulation
                                                                         Accumulation Accumulation Units End of
Investment Division                                                 Year  Unit Value   Unit Value      Year
-------------------                                                 ---- ------------ ------------ ------------
Davis Venture Value Investment Division............................ 2003   $ 23.25      $ 30.25           0.00
                                                                    2004     30.25        33.69           0.00
                                                                    2005     33.69        36.88           0.00
                                                                    2006     36.88        41.95         113.38
                                                                    2007     41.95        43.55         617.57
                                                                    2008     43.55        26.21       1,471.02
                                                                    2009     26.21        34.33       3,218.67
                                                                    2010     34.33        38.16       4,953.31
                                                                    2011     38.16        36.35       6,489.31
                                                                    2012     36.35        40.73       8,430.58

FI Value Leaders Investment Division............................... 2003     20.22        25.52           0.00
                                                                    2004     25.52        28.83           0.00
                                                                    2005     28.83        31.68           0.00
                                                                    2006     31.68        35.20          13.46
                                                                    2007     35.20        36.40          15.04
                                                                    2008     36.40        22.05          20.38
                                                                    2009     22.05        26.66          23.32
                                                                    2010     26.66        30.32          26.54
                                                                    2011     30.32        28.24         721.16
                                                                    2012     28.24        32.45         775.97

Harris Oakmark International Investment Division................... 2003      8.92        11.99           0.00
                                                                    2004     11.99        14.38           0.00
                                                                    2005     14.38        16.34           0.00
                                                                    2006     16.34        20.95         261.51
                                                                    2007     20.95        20.61       1,759.63
                                                                    2008     20.61        12.12       1,774.01
                                                                    2009     12.12        18.71       3,111.81
                                                                    2010     18.71        21.67       4,186.27
                                                                    2011     21.67        18.49       6,890.84
                                                                    2012     18.49        23.78      56,251.20

Invesco Small Cap Growth Investment Division....................... 2003      8.56        11.83           0.00
                                                                    2004     11.83        12.53           0.00
                                                                    2005     12.53        13.50           0.00
                                                                    2006     13.50        15.34           0.00
                                                                    2007     15.34        16.95           0.67
                                                                    2008     16.95        10.33          79.92
                                                                    2009     10.33        13.76         291.68
                                                                    2010     13.76        17.28         450.75
                                                                    2011     17.28        17.01         545.88
                                                                    2012     17.01        20.01         565.78

Janus Forty Investment Division (4/30/2007)........................ 2007    182.83       225.65           9.12
                                                                    2008    225.65       130.23          95.77
                                                                    2009    130.23       185.11         270.55
                                                                    2010    185.11       201.50         408.87
                                                                    2011    201.50       185.37         514.77
                                                                    2012    185.37       225.96         872.66

Jennison Growth Investment Division................................ 2012     10.12         9.82     104,659.07

                                                                         Beginning of               Number of
                                                                             Year     End of Year  Accumulation
                                                                         Accumulation Accumulation Units End of
Investment Division                                                 Year  Unit Value   Unit Value      Year
-------------------                                                 ---- ------------ ------------ ------------
Jennison Growth Investment Division (formerly Oppenheimer Capital
  Appreciation Investment Division)................................ 2003    $ 6.39       $ 8.17          0.00
                                                                    2004      8.17         8.65          0.00
                                                                    2005      8.65         9.01          0.00
                                                                    2006      9.01         9.65          0.00
                                                                    2007      9.65        10.98        407.76
                                                                    2008     10.98         5.90      2,455.08
                                                                    2009      5.90         8.44      3,635.62
                                                                    2010      8.44         9.19      4,575.46
                                                                    2011      9.19         9.02      4,882.16
                                                                    2012      9.02        10.17          0.00

Loomis Sayles Small Cap Core Investment Division................... 2003     18.60        25.25          0.00
                                                                    2004     25.25        29.21          0.00
                                                                    2005     29.21        31.00          0.00
                                                                    2006     31.00        35.91         13.33
                                                                    2007     35.91        39.88         14.86
                                                                    2008     39.88        25.37        334.43
                                                                    2009     25.37        32.80      1,971.39
                                                                    2010     32.80        41.52      3,210.23
                                                                    2011     41.52        41.45      4,318.44
                                                                    2012     41.45        47.13      4,888.00

Loomis Sayles Small Cap Growth Investment Division................. 2003      6.33         9.11          0.00
                                                                    2004      9.11        10.08          0.00
                                                                    2005     10.08        10.47          0.00
                                                                    2006     10.47        11.43          0.00
                                                                    2007     11.43        11.86          2.52
                                                                    2008     11.86         6.93        256.59
                                                                    2009      6.93         8.94        944.01
                                                                    2010      8.94        11.68      1,360.10
                                                                    2011     11.68        11.94      1,605.12
                                                                    2012     11.94        13.18      2,189.20

Lord Abbett Bond Debenture Investment Division..................... 2003     14.40        17.07          0.00
                                                                    2004     17.07        18.37          0.00
                                                                    2005     18.37        18.55          0.00
                                                                    2006     18.55        20.15         62.94
                                                                    2007     20.15        21.36        332.67
                                                                    2008     21.36        17.30        986.45
                                                                    2009     17.30        23.55      1,214.61
                                                                    2010     23.55        26.47      1,526.64
                                                                    2011     26.47        27.51      2,353.49
                                                                    2012     27.51        30.92      3,128.17

Lord Abbett Mid Cap Value Investment Division...................... 2012     28.59        29.57      9,808.43

Lord Abbett Mid Cap Value Investment Division (formerly Neuberger
  Berman Mid Cap Value Investment Division)........................ 2003     13.83        18.74          0.00
                                                                    2004     18.74        22.88          0.00
                                                                    2005     22.88        25.48         79.45
                                                                    2006     25.48        28.19        394.23
                                                                    2007     28.19        28.95        621.91
                                                                    2008     28.95        15.13      1,531.52
                                                                    2009     15.13        22.24      4,224.04
                                                                    2010     22.24        27.89      6,283.29
                                                                    2011     27.89        25.90      8,060.45
                                                                    2012     25.90        28.73          0.00

                                                                         Beginning of               Number of
                                                                             Year     End of Year  Accumulation
                                                                         Accumulation Accumulation Units End of
Investment Division                                                 Year  Unit Value   Unit Value      Year
-------------------                                                 ---- ------------ ------------ ------------
Met/Artisan Mid Cap Value Investment Division...................... 2003    $25.27       $33.27          0.00
                                                                    2004     33.27        36.30          0.00
                                                                    2005     36.30        39.63          0.00
                                                                    2006     39.63        44.23         32.33
                                                                    2007     44.23        40.90        141.45
                                                                    2008     40.90        21.92        305.54
                                                                    2009     21.92        30.80        199.66
                                                                    2010     30.80        35.17        249.81
                                                                    2011     35.17        37.26        677.72
                                                                    2012     37.26        41.37     23,543.48

Met/Franklin Income Investment Division (4/28/2008)................ 2008      9.99         8.03          0.00
                                                                    2009      8.03        10.22      3,879.54
                                                                    2010     10.22        11.37      4,602.93
                                                                    2011     11.37        11.55      5,982.31
                                                                    2012     11.55        12.93      8,206.09

Met/Franklin Low Duration Total Return Investment Division
  (5/2/2011)....................................................... 2011      9.98         9.82          0.00
                                                                    2012      9.82        10.20     17,625.37

Met/Franklin Mutual Shares Investment Division (4/28/2008)......... 2008      9.99         6.64         23.17
                                                                    2009      6.64         8.25      2,623.80
                                                                    2010      8.25         9.11      3,197.54
                                                                    2011      9.11         9.02      5,793.87
                                                                    2012      9.02        10.22      6,072.50

Met/Franklin Templeton Founding Strategy Investment Division
  (4/28/2008)...................................................... 2008      9.99         7.07          0.00
                                                                    2009      7.07         9.05        165.36
                                                                    2010      9.05         9.91      1,321.99
                                                                    2011      9.91         9.68      2,087.89
                                                                    2012      9.68        11.19      2,232.86

Met/Templeton Growth Investment Division (4/28/2008)............... 2008      9.99         6.61        172.60
                                                                    2009      6.61         8.72      1,106.76
                                                                    2010      8.72         9.34        791.20
                                                                    2011      9.34         8.65      3,423.91
                                                                    2012      8.65        10.52      3,894.86

MetLife Aggressive Strategy Investment Division.................... 2011     12.83        11.05     31,669.41
                                                                    2012     11.05        12.84     38,374.86

MetLife Aggressive Strategy Investment Division (formerly MetLife
  Aggressive Allocation Investment Division) (5/1/2005)............ 2005      9.99        11.21          0.00
                                                                    2006     11.21        12.91         34.40
                                                                    2007     12.91        13.26        848.35
                                                                    2008     13.26         7.86      4,744.66
                                                                    2009      7.86        10.28     20,892.52
                                                                    2010     10.28        11.83     28,283.98
                                                                    2011     11.83        12.87          0.00

MetLife Conservative Allocation Investment Division (5/1/2005)..... 2005      9.99        10.36          0.00
                                                                    2006     10.36        11.02        103.46
                                                                    2007     11.02        11.57      2,023.63
                                                                    2008     11.57         9.86      3,573.68
                                                                    2009      9.86        11.82      5,183.58
                                                                    2010     11.82        12.95      6,266.53
                                                                    2011     12.95        13.30     18,551.74
                                                                    2012     13.30        14.45     24,947.84

                                                                         Beginning of               Number of
                                                                             Year     End of Year  Accumulation
                                                                         Accumulation Accumulation Units End of
Investment Division                                                 Year  Unit Value   Unit Value      Year
-------------------                                                 ---- ------------ ------------ ------------
MetLife Conservative to Moderate Allocation Investment Division
  (5/1/2005)....................................................... 2005    $ 9.99       $10.58           0.00
                                                                    2006     10.58        11.52          47.17
                                                                    2007     11.52        12.01       7,382.99
                                                                    2008     12.01         9.37      16,140.47
                                                                    2009      9.37        11.53      31,977.17
                                                                    2010     11.53        12.79      41,906.67
                                                                    2011     12.79        12.86      56,982.64
                                                                    2012     12.86        14.27      51,982.68

MetLife Mid Cap Stock Index Investment Division.................... 2003      8.81        11.80           0.00
                                                                    2004     11.80        13.59           0.00
                                                                    2005     13.59        15.14           0.00
                                                                    2006     15.14        16.55         127.01
                                                                    2007     16.55        17.70       1,029.80
                                                                    2008     17.70        11.21       2,089.70
                                                                    2009     11.21        15.25       6,709.45
                                                                    2010     15.25        19.12      10,163.07
                                                                    2011     19.12        18.61      14,422.97
                                                                    2012     18.61        21.73      57,611.90

MetLife Moderate Allocation Investment Division (5/1/2005)......... 2005      9.99        10.81           0.00
                                                                    2006     10.81        12.03         607.21
                                                                    2007     12.03        12.49      16,503.39
                                                                    2008     12.49         8.87      89,441.25
                                                                    2009      8.87        11.16     160,538.96
                                                                    2010     11.16        12.57     237,902.02
                                                                    2011     12.57        12.34     309,922.15
                                                                    2012     12.34        13.90     293,810.79

MetLife Moderate to Aggressive Allocation Investment Division
  (5/1/2005)....................................................... 2005      9.99        11.04           0.00
                                                                    2006     11.04        12.54       1,036.87
                                                                    2007     12.54        12.96      30,136.44
                                                                    2008     12.96         8.37     101,740.66
                                                                    2009      8.37        10.75     193,138.01
                                                                    2010     10.75        12.27     244,089.93
                                                                    2011     12.27        11.74     320,244.68
                                                                    2012     11.74        13.48     337,875.51

MetLife Stock Index Investment Division............................ 2003     30.03        38.21          74.89
                                                                    2004     38.21        41.93          22.11
                                                                    2005     41.93        43.55          99.88
                                                                    2006     43.55        49.91         143.00
                                                                    2007     49.91        52.13         539.70
                                                                    2008     52.13        32.54       2,312.11
                                                                    2009     32.54        40.77       8,761.00
                                                                    2010     40.77        46.45      13,430.18
                                                                    2011     46.45        46.98      20,212.37
                                                                    2012     46.98        53.95      26,848.24

                                                                         Beginning of               Number of
                                                                             Year     End of Year  Accumulation
                                                                         Accumulation Accumulation Units End of
Investment Division                                                 Year  Unit Value   Unit Value      Year
-------------------                                                 ---- ------------ ------------ ------------
MFS(R) Research International Investment Division.................. 2003    $ 7.41       $ 9.74           0.00
                                                                    2004      9.74        11.58           0.00
                                                                    2005     11.58        13.42           0.00
                                                                    2006     13.42        16.90          28.31
                                                                    2007     16.90        19.05         329.75
                                                                    2008     19.05        10.92       2,545.89
                                                                    2009     10.92        14.30      11,760.04
                                                                    2010     14.30        15.85      17,500.23
                                                                    2011     15.85        14.08      22,168.96
                                                                    2012     14.08        16.36      30,188.40

MFS(R) Total Return Investment Division............................ 2003     36.54        42.44           0.00
                                                                    2004     42.44        46.87           0.00
                                                                    2005     46.87        47.96           0.00
                                                                    2006     47.96        53.42           8.99
                                                                    2007     53.42        55.34         276.68
                                                                    2008     55.34        42.76       1,080.59
                                                                    2009     42.76        50.33       1,905.01
                                                                    2010     50.33        54.99       2,596.09
                                                                    2011     54.99        55.90       2,494.56
                                                                    2012     55.90        61.91       2,516.15

MFS(R) Value Investment Division................................... 2003     10.03        12.51           0.00
                                                                    2004     12.51        13.83           0.00
                                                                    2005     13.83        13.54           0.00
                                                                    2006     13.54        15.87           9.90
                                                                    2007     15.87        15.16         182.05
                                                                    2008     15.16        10.00       1,028.33
                                                                    2009     10.00        12.00      18,675.17
                                                                    2010     12.00        13.27      30,167.11
                                                                    2011     13.27        13.29      40,555.23
                                                                    2012     13.29        15.38     146,046.29

MLA Mid Cap Investment Division (formerly Lazard Mid Cap
  Investment Division)............................................. 2003      9.77        12.26           0.00
                                                                    2004     12.26        13.96           0.00
                                                                    2005     13.96        15.01           0.00
                                                                    2006     15.01        17.13           0.00
                                                                    2007     17.13        16.58           0.00
                                                                    2008     16.58        10.18         322.27
                                                                    2009     10.18        13.85         342.85
                                                                    2010     13.85        16.93         469.62
                                                                    2011     16.93        15.96         601.19
                                                                    2012     15.96        16.72         792.97

MSCI EAFE(R) Index Investment Division (formerly Morgan Stanley
  EAFE(R) Index Investment Division)............................... 2003      7.25         9.90         284.28
                                                                    2004      9.90        11.75         246.95
                                                                    2005     11.75        13.20         365.33
                                                                    2006     13.20        16.48         428.95
                                                                    2007     16.48        18.13       1,056.06
                                                                    2008     18.13        10.42       3,777.69
                                                                    2009     10.42        13.31       8,912.46
                                                                    2010     13.31        14.29      16,315.16
                                                                    2011     14.29        12.42      27,977.26
                                                                    2012     12.42        14.58      88,671.89

                                                                         Beginning of               Number of
                                                                             Year     End of Year  Accumulation
                                                                         Accumulation Accumulation Units End of
Investment Division                                                 Year  Unit Value   Unit Value      Year
-------------------                                                 ---- ------------ ------------ ------------
Morgan Stanley Mid Cap Growth Investment Division.................. 2010    $14.49       $16.93        333.35
                                                                    2011     16.93        15.68      2,349.56
                                                                    2012     15.68        17.05      2,203.66

Morgan Stanley Mid Cap Growth Investment Division (formerly FI Mid
  Cap Opportunities Investment Division)........................... 2003     11.39        15.23          0.00
                                                                    2004     15.23        17.70          0.00
                                                                    2005     17.70        18.78          0.00
                                                                    2006     18.78        20.85          0.00
                                                                    2007     20.85        22.43          0.00
                                                                    2008     22.43         9.94        123.50
                                                                    2009      9.94        13.21        277.77
                                                                    2010     13.21        14.34          0.00

Neuberger Berman Genesis Investment Division....................... 2003     11.06        16.48          0.00
                                                                    2004     16.48        18.87          0.00
                                                                    2005     18.87        19.51          0.00
                                                                    2006     19.51        22.60         24.26
                                                                    2007     22.60        21.66        118.09
                                                                    2008     21.66        13.24        254.30
                                                                    2009     13.24        14.87        545.06
                                                                    2010     14.87        17.95      6,552.91
                                                                    2011     17.95        18.84        808.97
                                                                    2012     18.84        20.58      1,019.98

PIMCO Inflation Protected Bond Investment Division (5/1/2006)...... 2006     11.29        11.47          0.00
                                                                    2007     11.47        12.65          0.00
                                                                    2008     12.65        11.72      3,057.42
                                                                    2009     11.72        13.76     11,295.13
                                                                    2010     13.76        14.76     24,345.63
                                                                    2011     14.76        16.32     30,676.09
                                                                    2012     16.32        17.72     43,782.49

PIMCO Total Return Investment Division............................. 2003     11.55        11.98        269.10
                                                                    2004     11.98        12.52        264.13
                                                                    2005     12.52        12.73        683.14
                                                                    2006     12.73        13.24      1,825.44
                                                                    2007     13.24        14.17      2,700.88
                                                                    2008     14.17        14.16      6,189.85
                                                                    2009     14.16        16.63     13,972.23
                                                                    2010     16.63        17.90     21,017.74
                                                                    2011     17.90        18.38     31,450.38
                                                                    2012     18.38        19.98     66,370.95

RCM Technology Investment Division................................. 2003      3.01         4.72          0.00
                                                                    2004      4.72         4.49         10.00
                                                                    2005      4.49         4.96          0.00
                                                                    2006      4.96         5.20         84.02
                                                                    2007      5.20         6.81        906.70
                                                                    2008      6.81         3.76      2,186.31
                                                                    2009      3.76         5.95      4,893.23
                                                                    2010      5.95         7.56      4,922.19
                                                                    2011      7.56         6.78      7,453.31
                                                                    2012      6.78         7.56     13,054.22

                                                                         Beginning of               Number of
                                                                             Year     End of Year  Accumulation
                                                                         Accumulation Accumulation Units End of
Investment Division                                                 Year  Unit Value   Unit Value      Year
-------------------                                                 ---- ------------ ------------ ------------
Russell 2000(R) Index Investment Division.......................... 2003    $ 9.62       $13.95        198.40
                                                                    2004     13.95        16.30        213.35
                                                                    2005     16.30        16.91        257.65
                                                                    2006     16.91        19.79        305.88
                                                                    2007     19.79        19.35        672.23
                                                                    2008     19.35        12.77        721.11
                                                                    2009     12.77        15.97      2,960.20
                                                                    2010     15.97        20.11      5,629.08
                                                                    2011     20.11        19.16      9,516.51
                                                                    2012     19.16        22.12     54,347.43

SSgA Growth ETF Investment Division (5/1/2006)..................... 2006     10.76        11.54          0.00
                                                                    2007     11.54        12.13        127.20
                                                                    2008     12.13         8.09        407.42
                                                                    2009      8.09        10.39        864.60
                                                                    2010     10.39        11.80        987.73
                                                                    2011     11.80        11.49      1,516.66
                                                                    2012     11.49        13.15      1,727.63

SSgA Growth and Income ETF Investment Division (5/1/2006).......... 2006     10.56        11.28          0.00
                                                                    2007     11.28        11.83        131.14
                                                                    2008     11.83         8.82        281.44
                                                                    2009      8.82        10.96        379.11
                                                                    2010     10.96        12.24      2,282.16
                                                                    2011     12.24        12.31      2,487.59
                                                                    2012     12.31        13.82      1,965.61

T. Rowe Price Large Cap Growth Investment Division................. 2003      9.00        11.71          0.00
                                                                    2004     11.71        12.78          0.00
                                                                    2005     12.78        13.53          0.00
                                                                    2006     13.53        15.19          0.00
                                                                    2007     15.19        16.50          3.77
                                                                    2008     16.50         9.52        642.35
                                                                    2009      9.52        13.55      1,826.57
                                                                    2010     13.55        15.74      3,103.08
                                                                    2011     15.74        15.45      5,083.91
                                                                    2012     15.45        18.25     19,797.82

T. Rowe Price Mid Cap Growth Investment Division................... 2003      4.62         6.28          0.00
                                                                    2004      6.28         7.36          0.00
                                                                    2005      7.36         8.40        241.09
                                                                    2006      8.40         8.87      1,122.22
                                                                    2007      8.87        10.39      2,065.48
                                                                    2008     10.39         6.23      4,714.53
                                                                    2009      6.23         9.01      9,445.39
                                                                    2010      9.01        11.45     12,663.77
                                                                    2011     11.45        11.21     14,666.75
                                                                    2012     11.21        12.68     27,864.83

                                                                         Beginning of               Number of
                                                                             Year     End of Year  Accumulation
                                                                         Accumulation Accumulation Units End of
Investment Division                                                 Year  Unit Value   Unit Value      Year
-------------------                                                 ---- ------------ ------------ ------------
T. Rowe Price Small Cap Growth Investment Division................. 2003    $ 9.14       $12.82          0.00
                                                                    2004     12.82        14.16          0.00
                                                                    2005     14.16        15.60          0.00
                                                                    2006     15.60        16.09          3.61
                                                                    2007     16.09        17.53        281.92
                                                                    2008     17.53        11.11        145.52
                                                                    2009     11.11        15.32      1,365.08
                                                                    2010     15.32        20.53      1,346.56
                                                                    2011     20.53        20.73      3,791.61
                                                                    2012     20.73        23.90      5,556.49

Third Avenue Small Cap Value Investment Division................... 2003      8.28        11.65          0.00
                                                                    2004     11.65        14.66          0.00
                                                                    2005     14.66        16.85          0.00
                                                                    2006     16.85        18.97         41.20
                                                                    2007     18.97        18.30        130.75
                                                                    2008     18.30        12.78        912.24
                                                                    2009     12.78        16.08      2,966.51
                                                                    2010     16.08        19.19      3,511.63
                                                                    2011     19.19        17.37      4,639.68
                                                                    2012     17.37        20.40      4,469.96

Western Asset Management Strategic Bond Opportunities Investment
  Division......................................................... 2003     18.29        20.49          0.00
                                                                    2004     20.49        21.67          0.32
                                                                    2005     21.67        22.12          0.00
                                                                    2006     22.12        23.07        158.89
                                                                    2007     23.07        23.80        591.13
                                                                    2008     23.80        20.08      1,051.67
                                                                    2009     20.08        26.35      1,433.95
                                                                    2010     26.35        29.48      1,920.49
                                                                    2011     29.48        31.05      1,218.28
                                                                    2012     31.05        34.38      3,663.28

Western Asset Management U.S. Government Investment Division....... 2003     16.74        16.93        200.32
                                                                    2004     16.93        17.30        223.79
                                                                    2005     17.30        17.45        276.73
                                                                    2006     17.45        18.04        306.37
                                                                    2007     18.04        18.68        359.83
                                                                    2008     18.68        18.49        602.55
                                                                    2009     18.49        19.14        125.48
                                                                    2010     19.14        20.10        309.10
                                                                    2011     20.10        21.05        483.84
                                                                    2012     21.05        21.58        846.52

-----------

  The assets of the Oppenheimer Capital Appreciation Investment Division of the Met Investors Fund were merged into the Jennison Growth Investment Division of the Metropolitan Fund on April 30, 2012. Accumulation Unit Values prior to April 30, 2012 are those of the Oppenheimer Capital Appreciation Investment Division.

  The assets of the Lord Abbett Mid Cap Value Investment Division (formerly the Neuberger Berman Mid Cap Value Division) of the Metropolitan Fund were merged into the Lord Abbett Mid Cap Value Investment Division of the Met Investors Fund on April 30, 2012. Accumulation Unit Values prior to April 30, 2012 are those of the Lord Abbett Mid Cap Value Investment Division of the Metropolitan Fund.

  The assets of MetLife Aggressive Allocation Investment Division of the Metropolitan Fund were merged into the MetLife Aggressive Strategy Investment Division of the Met Investors Fund on May 2, 2011. Accumulation Unit Values prior to May 2, 2011 are those of the MetLife Aggressive Allocation Investment Division.

  The assets of FI Mid Cap Opportunities Investment Division of the Metropolitan Fund were merged into the Morgan Stanley Mid Cap Growth Investment Division of the Met Investors Fund on May 3, 2010. Accumulation Unit Values prior to May 3, 2010 are those of FI Mid Cap Opportunities Investment Division.

  The assets of FI Large Cap Investment Division of the Metropolitan Funds were merged into the BlackRock Legacy Large Cap Growth Investment Division of the Metropolitan Fund on May 1, 2009. Accumulation Unit Values prior to May 1, 2009 are those of the FI Large Cap Investment Division.

  The assets of BlackRock Large Cap Investment Division (formerly BlackRock Investment Trust Investment Division) of the Metropolitan Fund were merged into the BlackRock Large Cap Core Investment Division of the Met Investors Fund on April 30, 2007. Accumulation Unit Values prior to April 30, 2007 are those of the BlackRock Large Cap Investment Division.

  The Investment Division of the Metropolitan Fund with the name FI Mid Cap Opportunities was merged into the Janus Mid Cap Investment Division of the Metropolitan Fund prior to the opening of business on May 3, 2004 and was renamed FI Mid Cap Opportunities. The Investment Division with the name FI Mid Cap Opportunities on April 30, 2004 ceased to exist. The Accumulation Unit Values history prior to May 1, 2004 is that of the Investment Division which no longer exists.

* We are waiving a portion of the Separate Account charge for the Investment Division investing in the BlackRock Large Cap Core Portfolio.

+ The Accumulation Unit Values for the American Funds Bond, American Funds
  Growth-Income, American Funds Growth and American Funds Global Capitalization Investment Divisions are calculated with an additional .25% Separate Account Charge as Indicated in the Separate Account Charge section of the Table of Expenses.

  Please see the Table of Expenses for more information.

APPENDIX IV

PORTFOLIO LEGAL AND MARKETING NAMES


SERIES FUND/TRUST     LEGAL NAME OF PORTFOLIO SERIES    MARKETING NAME
  American Funds      Bond Fund                         American Funds Bond Fund
  Insurance
  Series(R)
  American Funds      Global Small Capitalization Fund  American Funds Global Small Capitalization Fund
  Insurance
  Series(R)
  American Funds      Growth - Income Fund              American Funds Growth-Income Fund
  Insurance
  Series(R)
  American Funds      Growth Fund                       American Funds Growth Fund
  Insurance
  Series(R)

APPENDIX V

ADDITIONAL INFORMATION REGARDING THE PORTFOLIOS

The Portfolios below were subject to a merger or name change. The charts identify the former name and new name of each of these Portfolios.

PORTFOLIO MERGERS




FORMER PORTFOLIO          NEW PORTFOLIO
  MET INVESTORS FUND      MET INVESTORS FUND
    Met/Franklin            Loomis Sayles Global Markets Portfolio
  Income Portfolio
    Met/Franklin            MetLife Growth Strategy Portfolio
  Templeton
  Founding Strategy
  Portfolio
    Met/Templeton           Oppenheimer Global Equity Portfolio
  Growth Portfolio
  METROPOLITAN FUND       METROPOLITAN FUND
    FI Value                MFS(R) Value Portfolio
  Leaders Portfolio
  MET INVESTORS FUND      METROPOLITAN FUND
    Met/Franklin            MFS(R) Value Portfolio
  Mutual Shares
  Portfolio
    MLA Mid Cap             Neuberger Berman Genesis Portfolio
  Portfolio
    RCM Technology          T. Rowe Price Large Cap Growth Portfolio
  Portfolio



PORTFOLIO NAME CHANGES




FORMER PORTFOLIO          NEW PORTFOLIO
  MET INVESTORS FUND      MET INVESTORS FUND
    Lazard Mid Cap          MLA Mid Cap Portfolio
  Portfolio
  METROPOLITAN FUND       METROPOLITAN FUND
    Barclays                Barclays Aggregate Bond Index Portfolio
  Capital Aggregate
  Bond Index
  Portfolio
    BlackRock               BlackRock Capital Appreciation Portfolio
  Legacy Large Cap
  Growth Portfolio

                          Request For a Statement of
                   Additional Information/Change of Address

If You would like any of the following Statements of Additional Information, or have changed your address, please check the appropriate box below and return to the address below.

[_] Metropolitan Life Separate Account E

[_] Metropolitan Series Fund

[_] Met Investors Series Trust

[_] American Funds Insurance Series(R)

[_] Calvert VP SRI Balanced Portfolio

[_] I have changed my address. My current address is:

                          _________________  Name ___
                          (Contract Number)

                                             Address

                          _________________         _
                             (Signature)          zip

Metropolitan Life Insurance Company
P.O. Box 10342
Des Moines, IA 50306-0342

                      METROPOLITAN LIFE INSURANCE COMPANY
                     METROPOLITAN LIFE SEPARATE ACCOUNT E

        METLIFE FINANCIAL FREEDOM SELECT(R) VARIABLE ANNUITY CONTRACTS

                      STATEMENT OF ADDITIONAL INFORMATION

                                FORM N-4 PART B


                                April 29, 2013

   This Statement of Additional Information is not a prospectus but contains information in addition to and more detailed than that set forth in the Prospectus for MetLife Financial Freedom Select Annuity Contracts dated April 29, 2013 and should be read in conjunction with the Prospectus. Copies of the Prospectus may be obtained from Metropolitan Life Insurance Company, P.O. Box 10342, Des Moines, IA 50306-0342.


   A Statement of Additional Information for the Metropolitan Series Fund (Metropolitan Fund), the Met Investors Series Trust (Met Investors Fund), the Calvert Social Balanced Portfolio and the American Funds Insurance Series(R) (American Funds(R)) are attached at the end of this Statement of Additional Information.


   Unless otherwise indicated, the Statement of Additional Information continues the use of certain terms as set forth in the section entitled Important Terms You Should Know of the Prospectus for MetLife Financial Freedom Select Variable Annuity Contracts dated April 29, 2013.


                               TABLE OF CONTENTS


                                                                                           PAGE
                                                                                           ----

Independent Registered Public Accounting Firm.............................................   2

Principal Underwriter.....................................................................   2

Distribution and Principal Underwriting Agreement.........................................   2

Experience Factor.........................................................................   2

Variable Income Payments..................................................................   3

Calculating the Annuity Unit Value........................................................   5

Advertisement of the Separate Account.....................................................   6

Voting Rights.............................................................................   9

ERISA.....................................................................................  10

Taxes.....................................................................................  11

Withdrawals...............................................................................  12

Accumulation Unit Value Tables............................................................  13

Financial Statements of Separate Account..................................................   1

Financial Statements of MetLife........................................................... F-1

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


   The financial statements and financial highlights comprising each of the Investment Divisions of Metropolitan Life Separate Account E included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein. Such financial statements and financial highlights are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

   The consolidated financial statements of Metropolitan Life Insurance Company and subsidiaries (the "Company"), included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein (which report expresses an unmodified opinion and includes an emphasis-of-matter paragraph referring to changes in the Company's method of accounting for deferred policy acquisition costs as required by accounting guidance adopted on January 1, 2012 and the Company's reorganization of its segments in 2012). Such financial statements are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

   The principal business address of Deloitte & Touche LLP is Two World Financial Center, New York, New York 10281-1414.


                             PRINCIPAL UNDERWRITER

   MetLife Investors Distribution Company ("MLIDC") serves as principal underwriter for the Separate Account and the Contracts. The offering is continuous. MLIDC's principal executive offices are located at 5 Park Plaza, Suite 1900, Irvine, CA 92614. MLIDC is affiliated with the Company and the Separate Account.

               DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT

   Information about the distribution of the Contracts is contained in the Prospectus (see "Who Sells the Deferred Annuities"). Additional information is provided below.

   Under the terms of the Distribution and Principal Underwriting Agreement among the Separate Account, MLIDC and the Company, MLIDC acts as agent for the distribution of the Contracts and as principal underwriter for the Contracts. The Company reimburses MLIDC for certain sales and overhead expenses connected with sales functions.

   The following table shows the amount of commissions paid to and the amount of commissions retained by the Distributor and Principal Underwriter over the past three years.

                           UNDERWRITING COMMISSIONS


                      UNDERWRITING COMMISSIONS PAID   AMOUNT OF UNDERWRITING
                        TO THE DISTRIBUTOR BY THE   COMMISSIONS RETAINED BY THE
 YEAR                            COMPANY                    DISTRIBUTOR
 ----                 ----------------------------- ---------------------------
 2012................         $201,775,422                      $0
 2011................         $222,177,300                      $0
 2010................         $173,815,499                      $0


                               EXPERIENCE FACTOR

   We use the term "experience factor" to describe the investment performance for an Investment Division. We calculate Accumulation Unit Values once a day on every day the New York Stock Exchange is open for trading.

We call the time between two consecutive Accumulation Unit Value calculations the "Valuation Period". We have the right to change the basis for the Valuation Period, on 30 days' notice, as long as it is consistent with law. All purchase payments and transfers are valued as of the end of the Valuation Period during which the transaction occurred. The experience factor changes from Valuation Period to Valuation Period to reflect the upward or downward performance of the assets in the underlying Portfolios. The experience factor is calculated as of the end of each Valuation Period using the net asset value per share of the underlying Portfolio. The net asset value includes the per share amount of any dividend or capital gain distribution paid by the Portfolio during the current Valuation Period, and subtracts any per share charges for taxes and reserve for taxes. We then divide that amount by the net asset value per share as of the end of the last Valuation Period to obtain a factor that reflects investment performance. We then subtract a charge for each day in the valuation period which is the daily equivalent of the Separate Account charge. This charge varies, depending on the class of the Deferred Annuity. Below is a chart of the daily factors for each class of the Deferred Annuity and the various death benefits.

   Separate Account charges for all Investment Divisions except the American Funds Growth-Income, the American Funds Growth and the American Funds Global Small Capitalization (Daily Factor)

                                                                                     EBONUS CLASS
                                          B CLASS    C CLASS    L CLASS    E CLASS   (YEARS 1-7)*
                                         ---------- ---------- ---------- ---------- ------------
Standard Death Benefit.................. .000031507 .000039726 .000035616 .000013699  .000026027
Annual Step-Up Death Benefit............ .000034247 .000042466 .000038356 .000016438  .000028767

   Separate Account charges for the American Funds Growth-Income, American Funds Growth and American Funds Global Small Capitalization Investment Divisions (Daily Factor)

                                                                                     BONUS CLASS
                                          B CLASS    C CLASS    L CLASS    E CLASS   (YEARS 1-7)*
                                         ---------- ---------- ---------- ---------- ------------
Standard Death Benefit.................. .000038356 .000046575 .000042466 .000020548  .000032877
Annual Step-Up Benefit.................. .000041096 .000049315 .000045205 .000023288  .000035616

--------
* Applies only for the first seven years; Separate Account charges are reduced after seven years to those of e Class.

                           VARIABLE INCOME PAYMENTS

                        ASSUMED INVESTMENT RETURN (AIR)

   The following discussion concerning the amount of variable income payments is based on an Assumed Investment Return of 4% per year. It should not be inferred that such rates will bear any relationship to the actual net investment experience of the Separate Account.

                           AMOUNT OF INCOME PAYMENTS

   The cash You receive periodically from an Investment Division (after your first payment if paid within 10 days of the issue date) will depend upon the number of annuity units held in that Investment Division (described below) and the Annuity Unit Value (described later) as of the 10th day prior to a payment date.

   The Deferred Annuity specifies the dollar amount of the initial variable income payment for each Investment Division (this equals the first payment amount if paid within 10 days of the issue date). This initial variable income payment is computed based on the amount of the purchase payment applied to the specific Investment Division (net any applicable premium tax owed or Contract charge), the AIR, the age of the measuring lives and the income payment type selected. The initial payment amount is then divided by the Annuity Unit Value for the Investment Division to determine the number of annuity units held in that Investment Division. The number of annuity units held remains fixed for the duration of the Contract if no reallocations are made.

   The dollar amount of subsequent variable income payments will vary with the amount by which investment performance is greater or less than the AIR and Separate Account charges.

   Each Deferred Annuity provides that, when a pay-out option is chosen, the payment will not be less than the payment produced by the then current Fixed Income Option purchase rates for that Contract class, which will not be less than the rates used for a currently issued single payment immediate annuity contract. The purpose of this provision is to assure that, at retirement, if the Fixed Income Option purchase rates for Contracts are significantly more favorable than the rates guaranteed by a Deferred Annuity of the same class, the Annuitant will be given the benefit of the higher rates. Although guaranteed annuity rates for the eBonus Class are the same as for the other classes of the Deferred Annuity, current rates for the eBonus Class may be lower than the other classes of the Deferred Annuity and may be less than currently issued Contract rates.

                              ANNUITY UNIT VALUE

   The Annuity Unit Value is calculated at the same time that the Accumulation Unit Value for Deferred Annuities is calculated and is based on the same change in investment performance in the Separate Account. (See The Value of Your Income Payments in the Prospectus.)

                            REALLOCATION PRIVILEGE

   When You request a reallocation from an Investment Division to the Fixed Income Option, the payment amount will be adjusted at the time of reallocation. Your payment may either increase or decrease due to this adjustment. The adjusted payment will be calculated in the following manner.

  . First, we update the income payment amount to be reallocated from the Investment Division based upon the applicable Annuity Unit Value at the time of the reallocation;

  . Second, we use the AIR to calculate an updated annuity purchase rate based upon your age, if applicable, and expected future income payments at the time of the reallocation;

  . Third, we calculate another updated annuity purchase rate using our current annuity purchase rates for the Fixed Income Option on the date of your reallocation;

  . Finally, we determine the adjusted payment amount by multiplying the updated income amount determined in the first step by the ratio of the annuity purchase rate determined in the second step divided by the annuity purchase rate determined in the third step.

   When You request a reallocation from one Investment Division to another, annuity units in one Investment Division are liquidated and annuity units in the other Investment Division are credited to You. There is no adjustment to the income payment amount. Future income payment amounts will be determined based on the Annuity Unit Value for the Investment Division to which You have reallocated.

   You generally may make a reallocation on any day the Exchange is open. At a future date we may limit the number of reallocations You may make, but never to fewer than one a month. If we do so, we will give You advance written notice. We may limit a Beneficiary's ability to make a reallocation.

   Here are examples of the effect of a reallocation on the income payment:

  . Suppose You choose to reallocate 40% of your income payment supported by Investment Division A to the Fixed Income Option and the recalculated income payment supported by Investment Division A is $100. Assume that the updated annuity purchase rate based on the AIR is $125, while the updated annuity purchase rate based on fixed income annuity pricing is $100. In that case, your income payment from the Fixed Income Option will be increased by $40 x ($125 / $100) or $50, and your income payment supported by Investment Division A will be decreased by $40. (The number of annuity units in Investment Division A will be decreased as well.)

  . Suppose You choose to reallocate 40% of your income payment supported by Investment Division A to Investment Division B and the recalculated income payment supported by Investment Division A is $100. Then, your income payment supported by Investment Division B will be increased by $40 and your income payment supported by Investment Division A will be decreased by $40. (Changes will also be made to the number of annuity units in both Investment Divisions as well.)

                      CALCULATING THE ANNUITY UNIT VALUE

   We calculate Annuity Unit Values once a day on every day the New York Stock Exchange is open for trading. We call the time between two consecutive Annuity Unit Value calculations the Valuation Period. We have the right to change the basis for the Valuation Period, on 30 days' notice, as long as it is consistent with the law. All purchase payments and reallocations are valued as of the end of the Valuation Period during which the transaction occurred. The Annuity Unit Values can increase or decrease, based on the investment performance of the corresponding underlying Portfolios. If the investment performance is positive, after payment of Separate Account charges and the deduction for the AIR, Annuity Unit Values will go up. Conversely, if the investment performance is negative, after payment of Separate Account charges and the deduction for the AIR, Annuity Unit Values will go down.

   To calculate an Annuity Unit Value, we first multiply the experience factor for the period by a factor based on the AIR and the number of days in the Valuation Period. For an AIR of 4% and a one day Valuation Period, the factor is .99989255, which is the daily discount factor for an effective annual rate of 4%. (The AIR may be in the range of 3% to 6%, as defined in your Deferred Annuity and the laws in your state.) The resulting number is then multiplied by the last previously calculated Annuity Unit Value to produce the new Annuity Unit Value.

   The following illustrations show, by use of hypothetical examples, the method of determining the Annuity Unit Value and the amount of variable income payments upon annuitization.

               ILLUSTRATION OF CALCULATION OF ANNUITY UNIT VALUE

         1. Annuity Unit Value, beginning of period........ $ 10.20000
         2. Experience factor for period...................   1.023558
         3. Daily adjustment for 4% of Assumed Investment
           Return..........................................  .99989255
         4. (2) X (3)......................................   1.023448
         5. Annuity Unit Value, end of period (1) X (4).... $ 10.43917

                       ILLUSTRATION OF ANNUITY PAYMENTS
(ASSUMES THE FIRST MONTHLY PAYMENT IS MADE WITHIN 10 DAYS OF THE ISSUE DATE OF
                                  THE PAYOUT)
          ANNUITANT AGE 65, LIFE ANNUITY WITH 120 PAYMENTS GUARANTEED

         1. Number of Accumulation Units as of Annuity Date   1,500.00
         2. Accumulation Unit Value........................ $ 11.80000
         3. Accumulation Unit Value of the Deferred
           Annuity (1) X (2)............................... $17,700.00
         4. First monthly income payment per $1,000 of
           Accumulation Value.............................. $     5.63
         5. First monthly income payment (3) X (4) / 1,000. $    99.65
         6. Annuity Unit Value as of Annuity Date equal to. $ 10.80000
         7. Number of Annuity Units (5) / (6)..............     9.2269
         8. Assume Annuity Unit Value for the second month
           equal to (10 days prior to payment)............. $ 10.97000
         9. Second monthly Annuity Payment (7) X (8)....... $   101.22
         10. Assume Annuity Unit Value for third month
           equal to........................................ $ 10.52684
         11. Next monthly Annuity Payment (7) X (10)....... $    97.13

                    DETERMINING THE VARIABLE INCOME PAYMENT

   Variable income payments can go up or down based upon the investment performance of the Investment Divisions in the Separate Account. AIR is the rate used to determine the first variable income payment and serves as a benchmark against which the investment performance of the Investment Divisions is compared. The higher the AIR, the higher the first variable income payment will be. Subsequent variable income payments increase only to the extent that the investment performance of the Investment Divisions exceeds the AIR (and Separate Account charges). Variable income payments will decline if the investment performance of the Separate Account does not exceed the AIR (and Separate Account charges). A lower AIR will result in a lower first variable income payment, but variable income payments will increase more rapidly or decline more slowly due to investment performance of the Investment Divisions.

                     ADVERTISEMENT OF THE SEPARATE ACCOUNT

   From time to time we advertise the performance of various Separate Account Investment Divisions. For the Investment Divisions, this performance will be stated in terms of either "yield", "change in Accumulation Unit Value", "change in Annuity Unit Value" or "average annual total return" or some combination of the foregoing. Yield, change in Accumulation Unit Value, change in Annuity Unit Value and average annual total return figures are based on historical earnings and are not intended to indicate future performance. Yield figures quoted in advertisements state the net income generated by an investment in a particular Investment Division for a thirty-day period or month, which is specified in the advertisement, and then expressed as a percentage yield of that investment. Yield is calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to this formula 2[(a-b/cd+ 1)/6/-1], where "a" represents dividends and interest earned during the period; "b" represents expenses accrued for the period (net of reimbursements); "c" represents the average daily number of shares outstanding during the period that were entitled to receive dividends; and "d" represents the maximum offering price per share on the last day of the period. This percentage yield is then compounded semiannually. We also quote yield on a seven day basis for the money market division. Change in Accumulation Unit Value or Annuity Unit Value ("Non-Standard Performance") refers to the comparison between values of accumulation units or annuity units over specified periods in which an Investment Division has been in operation, expressed as a percentages and may also be expressed as an annualized figure. In addition, change in Accumulation Unit Value or Annuity Unit Value may be used to illustrate performance for a hypothetical investment (such as $10,000) over the time period specified. Change in Accumulation Unit Value is expressed by this formula [UV\1\,/UV\0\)/(annualization factor)/]-1, where UV, represents the current unit value and UV\0\ represents the prior unit value. The annualization factor can be either (1/number of years) or (365/number of days). Yield and change in Accumulation Unit Value figures do not reflect the possible imposition of a Withdrawal Charge for the Deferred Annuities, of up to 9% (generally) of the amount withdrawn attributable to a purchase payment, which may result in a lower figure being experienced by the investor. Average annual total return differs from the change in Accumulation Unit Value and Annuity Unit Value because it assumes a steady rate of return and reflects all expenses and applicable Withdrawal Charges. Average annual total return is calculated by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods that would equate the initial amount invested to the ending redeemable value, according to this formula P(1 + T)/n/ = ERV, where "P" represents a hypothetical initial payment of $1,000; "T" represents average annual total return; "n" represents number of years; and "ERV" represents ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year period (or fractional portion). Performance figures will vary among the various Deferred Annuities as a result of different Separate Account charges and Withdrawal Charges.

   Average Annual total return ("Standard Performance") calculations reflect the Separate Account charge with the Standard Death Benefit, the additional Separate Account charge for the American Funds Investment Divisions and the Annual Contract Fee and applicable Withdrawal Charges since the Investment Division inception date, which is the date the corresponding Portfolio or Predecessor Portfolio was first offered under the Separate Account that funds the Deferred Annuity.

   Performance may be calculated based upon historical performance of the underlying Portfolios of the Metropolitan Fund, Met Investors Fund, the Calvert Fund and American Funds and may assume that the Deferred Annuities were in existence prior to their inception date. After the Investment Division inception date, actual accumulation unit or annuity unit data is used.

   Advertisements regarding the Separate Account may contain comparisons of hypothetical after-tax returns of currently taxable investments versus returns of tax deferred investments. From time to time, the Separate Account may compare the performance of its Investment Divisions with the performance of common stocks, long-term government bonds, long-term corporate bonds, intermediate-term government bonds, Treasury Bills, certificates of deposit and savings accounts. The Separate Account may use the Consumer Price Index in its advertisements as a measure of inflation for comparison purposes. From time to time, the Separate Account may advertise its performance ranking among similar investments or compare its performance to averages as compiled by independent organizations, such as Lipper Analytical Services, Inc., Morningstar, Inc., VARDS(R) and The Wall Street Journal. The Separate Account may also advertise its performance in comparison to appropriate indices, such as the Standard & Poor's 500 Composite Stock Price Index, the Standard & Poor's Mid Cap 400 Index, the Standard & Poor's North American Technology Sector Index, the Standard & Poor's North American Natural Resources Sector Index, the S&P/LSTA Leveraged Loan Index, the Russell 3000 Growth Index, the Russell 3000 Value Index, the Russell 2000(R) Index, the Russell MidCap Index, the Russell MidCap Growth Index, the Russell MidCap Value Index, the Russell 2000(R) Growth Index, the Russell 2000(R) Value Index, the Russell 1000 Index, the Russell 1000 Growth Index, the Russell 1000 Value Index, the NASDAQ Composite Index, the MSCI World Index, the MSCI All Country World Index, the MSCI All Country World ex-U.S. Index, the MSCI World ex-U.S. Small Cap Index, the MSCI All Country World Small Cap Index, the MSCI U.S. Small Cap Growth Index, the MSCI Emerging Markets Index, the MSCI EAFE(R) Index, the Lipper Intermediate Investment Grade Debt Funds Average, the Lipper Global Small-Cap Funds Average, the Lipper Capital Appreciation Funds Index, the Lipper Growth Funds Index, the Lipper Growth & Income Funds Index, the Dow Jones Moderate Index, the Dow Jones Moderately Aggressive Index, the Dow Jones Moderately Conservative Index, the Dow Jones Aggressive Index, the Dow Jones Conservative Index, the Dow Jones U.S. Small-Cap Total Stock Market Index, the Citigroup World Government Bond Index, the Citigroup World Government Bond Index (WGBI) ex-U.S., the Barclays U.S. Aggregate Bond Index, the Barclays U.S. Credit Index, the Barclays U.S. Government/Credit 1-3 Year Index, the Barclays U.S. TIPS Index, the Barclays U.S. Universal Index, the Barclays U.S. Government Bond Index, the Barclays U.S. Intermediate Government Bond Index, the Bank of America Merrill Lynch High Yield Master II Constrained Index and Hybrid Index and the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index.

   Performance may be shown for certain investment strategies that are made available under the Deferred Annuities. The first is the "Equity Generator." Under the "Equity Generator," an amount equal to the interest earned during a specified interval (i.e., monthly, quarterly) in the Fixed Interest Account is transferred to an Investment Division. The second strategy is the "Index Selector/SM/". Under this strategy, once during a specified period (i.e., quarterly, annually) transfers are made among the Lehman Brothers(R) Aggregate Bond Index, MetLife Stock Index, MSCI EAFE(R) Index, Russell 2000(R) Index and MetLife Mid Cap Stock Index Divisions and the Fixed Interest Account (or, if the models are available where the Fixed Interest Account is not made available, the BlackRock Money Market Division) in order to bring the percentage of the total Account Balance in each of these Investment Divisions and Fixed Interest Account back to the current allocation of your choice of one of several asset allocation models. The elements which form the basis of the models are provided by MetLife which may rely on a third party for its expertise in creating appropriate allocations. The models are designed to correlate to various risk tolerance levels associated with investing and are subject to change from time to time.

   An Equity Generator Return or Index Selector Return for a model will be calculated by presuming a certain dollar value at the beginning of a period and comparing this dollar value with the dollar value, based on historical performance, at the end of the period, expressed as a percentage. The Return in each case will assume that no withdrawals or other unrelated transactions have occurred. We assume the Separate Account charge reflects the Standard Death Benefit. The information does not assume the charges for the Guaranteed Minimum Income Benefit. We may also show Index Selector investment strategies using other Investment Divisions for which these strategies are made available in the future. If we do so, performance will be calculated in the same manner as described above, using the appropriate account and/or Investment Divisions.

   For purposes of presentation of Non-Standard Performance, we may assume the Deferred Annuities were in existence prior to the inception date of the Investment Divisions in the Separate Account that funds the Deferred Annuity. In these cases, we calculate performance based on the historical performance of the underlying Metropolitan Fund, Met Investors Fund, the Calvert Fund and American Funds Portfolios since the Portfolio inception date. We use the actual accumulation unit or annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and that Investment Division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Deferred Annuities had been introduced as of the Portfolio inception date.

   We may also present average annual total return calculations which reflect all Separate Account charges and applicable Withdrawal Charges since the Portfolio inception date. We use the actual accumulation unit or annuity unit data after the inception date. Any performance data that includes all or a portion of the terms between the Portfolio inception date and the Investment Division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Deferred Annuity had been introduced as of the Portfolio inception date.

   Past performance is no guarantee of future results.

   We may demonstrate hypothetical future values of Account Balances over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios. These presentations reflect the deduction of the Separate Account charge, the Annual Contract Fee, if any, and the weighted average of investment-related charges for all Portfolios to depict investment-related charges.

   We may demonstrate hypothetical future values of Account Balances for a specific Portfolio based upon the assumed rates of return previously described, the deduction of the Separate Account charge and the Annual Contract Fee, if any, and the investment-related charges for the specific Portfolio to depict investment-related charges.

   We may demonstrate the hypothetical historical value of each optional benefit for a specified period based on historical net asset values of the Portfolios and the annuity purchase rate, if applicable, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the Separate Account charge and the Annual Contract Fee, if any, the investment-related charge and the charge for the optional benefit being illustrated.

   We may demonstrate hypothetical future values of each optional benefit over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios, the annuity purchase rate, if applicable, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the Separate Account charge and the Annual Contract Fee, if any, the weighted average of investment-related charges for all Portfolios to depict investment-related charges and the charge for the optional benefit being illustrated.

   We may demonstrate hypothetical values of income payments over a specified period based on historical net asset values of the Portfolios and the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the Separate Account charge, the investment-related charge and the Annual Contract Fee, if any.

   We may demonstrate hypothetical future values of income payments over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios, the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the Separate Account charge, the Annual Contract Fee, if any, and the weighted average of investment-related charges for all Portfolios to depict investment-related charges and the charge for the optional benefit being illustrated.

   Any illustration should not be relied on as a guarantee of future results.

                                 VOTING RIGHTS

   In accordance with our view of the present applicable law, we will vote the shares of each of the Portfolios held by the Separate Account (which are deemed attributable to all the Deferred Annuities described in the Prospectus) at regular and special meetings of the shareholders of the Portfolio based on instructions received from those having voting interests in corresponding Investment Divisions of the Separate Account. However, if the 1940 Act or any rules thereunder should be amended or if the present interpretation thereof should change, and, as a result, we determine that we are permitted to vote the shares of the Portfolios in our own right, we may elect to do so.

   Accordingly, You have voting interests under all the Deferred Annuities described in the Prospectus. The number of shares held in each Separate Account Investment Division deemed attributable to You is determined by dividing the value of accumulation or annuity units attributable to You in that Investment Division, if any, by the net asset value of one share in the Portfolio in which the assets in that Separate Account Investment Division are invested. Fractional votes will be counted. The number of shares for which You have the right to give instructions will be determined as of the record date for the meeting.

   Portfolio shares held in each registered separate account of MetLife or any affiliate that are or are not attributable to life insurance policies or deferred annuities (including all the Deferred Annuities described in the Prospectus) and for which no timely instructions are received will be voted in the same proportion as the shares for which voting instruction are received by that separate account. Portfolio shares held in the general accounts or unregistered separate accounts of MetLife or its affiliates will be voted in the same proportion as the aggregate of (i) the shares for which voting instructions are received and (ii) the shares that are voted in proportion to such voting instructions. However, if we or an affiliate determine that we are permitted to vote any such shares, in our own right, we may elect to do so subject to the then current interpretation of the 1940 Act or any rules thereunder.

   Qualified retirement plans which invest directly in the Portfolio do not have voting interests through life insurance or annuity contracts and do not vote these interests based upon the number of shares held in the

Separate Account Investment Division deemed attributable to those qualified retirement plans. Shares are held by the plans themselves and are voted directly; the instruction process does not apply.

   You will be entitled to give instructions regarding the votes attributable to your Deferred Annuity, in your sole discretion.

   You may give instructions regarding, among other things, the election of the board of directors, ratification of the election of an independent registered public accounting firm, and the approval of investment and sub-investment managers.

                       DISREGARDING VOTING INSTRUCTIONS

   MetLife may disregard voting instructions under the following circumstances
(1) to make or refrain from making any change in the investments or investment policies for any Portfolio if required by any insurance regulatory authority;
(2) to refrain from making any change in the investment policies for any investment manager or principal underwriter or any Portfolio which may be initiated by those having voting interests or the Metropolitan Fund's, Met Investors Fund's, the Calvert Fund's or American Funds'(R) boards of directors, provided MetLife's disapproval of the change is reasonable and, in the case of a change in investment policies or investment manager, based on a good faith determination that such change would be contrary to state law or otherwise inappropriate in light of the Portfolio's objective and purposes; or (3) to enter into or refrain from entering into any advisory agreement or underwriting contract, if required by any insurance regulatory authority.

   In the event that MetLife does disregard voting instructions, a summary of the action and the reasons for such action will be included in the next semiannual report.

                                     ERISA

   If your plan is subject to ERISA (the Employee Retirement Income Security Act of 1974) and You are married, the income payments, withdrawal provisions, and methods of payment of the death benefit under your Deferred Annuity may be subject to your spouse's rights as described below.

   Generally, the spouse must give qualified consent whenever You elect to:

      a. choose income payments other than on a qualified joint and survivor annuity basis ("QJSA") (one under which we make payments to You during your lifetime and then make payments reduced by no more than 50% to your spouse for his or her remaining life, if any); or choose to waive the qualified pre-retirement survivor annuity benefit ("QPSA") (the benefit payable to the surviving spouse of a participant who dies with a vested interest in an accrued retirement benefit under the plan before payment of the benefit has begun);

      b. make certain withdrawals under plans for which a qualified consent is required;

      c. name someone other than the spouse as your Beneficiary;

      d. use your accrued benefit as security for a loan exceeding $5,000.

   Generally, there is no limit to the number of your elections as long as a qualified consent is given each time. The consent to waive the QJSA must meet certain requirements, including that it be in writing, that it acknowledges the identity of the designated Beneficiary and the form of benefit selected, dated, signed by your spouse, witnessed by a notary public or plan representative, and that it be in a form satisfactory to us. The waiver of a QJSA generally must be executed during the 180-day period (90-day period for certain loans) ending on the date on which income payments are to commence, or the withdrawal or the loan is to be made, as the case may be. If You die before benefits commence, your surviving spouse will be your Beneficiary unless he or she has given a qualified consent otherwise. The qualified consent to waive the QPSA benefit and the Beneficiary designation must be made in writing that acknowledges the designated Beneficiary, dated, signed by your spouse, witnessed by a notary public or plan representative and in a form satisfactory to us. Generally, there is no limit to the number of Beneficiary designations as long as a qualified consent accompanies each designation. The waiver of and the qualified consent for the QPSA benefit generally may not be given until the plan year in which You attain age 35. The waiver period for the QPSA ends on the date of your death.


   Under current Federal tax rules, a same-sex spouse is treated as a non-spouse beneficiary.


   If the present value of your benefit is worth $5,000 or less, your plan generally may provide for distribution of your entire interest in a lump sum without spousal consent.

                                     TAXES

                                    403(B)

   In general, contributions to Section 403(b) arrangements are subject to limitations under Section 415(c) of the Code (the lesser of 100% of includable compensation or the applicable limit for the year).

   These contributions (as well as any other salary reduction contributions to qualified plans of an employer), are also subject to the aggregate annual limitation under section 402 (g) of the Internal Revenue Code as shown below:


     FOR TAXABLE YEARS BEGINNING IN CALENDAR YEAR  APPLICABLE DOLLAR LIMIT
     --------------------------------------------  -----------------------
                        2013......................         $17,500



   The Applicable Dollar Limit under Section 402(g) is increased for eligible participants in the amount of the permissible age 50 and above catch up contributions for the year, which is $5,500 for 2013, regardless of the number of plans in which the employee participates.


                                    403(A)

   If your benefit under the 403(a) plan is worth more than $5,000, the Code requires that your annuity protect your spouse if You die before You receive any payments under the annuity or if You die while payments are being made. You may waive these requirements with the written consent of your spouse. Designating a Beneficiary other than your spouse is considered a waiver. Waiving these requirements may cause your monthly benefit to increase during your lifetime. Special rules apply to the withdrawal of excess contributions.


   Under current Federal tax rules, a same-sex spouse is treated as a non-spouse beneficiary.


                   SIMPLE IRAS ELIGIBILITY AND CONTRIBUTIONS

   To be eligible to establish a SIMPLE IRA plan, your employer must have no more than 100 employees and the SIMPLE IRA plan must be the only tax qualified retirement plan maintained by your employer. Many of the same tax rules that apply to Traditional IRAs also apply to SIMPLE IRAs. However, the contribution limits, premature distribution rules, and rules applicable to eligible rollovers and transfers differ as explained below.

   If You are participating in a SIMPLE IRA plan You may generally make contributions which are excluded from your gross income under a qualified salary reduction arrangement on a pre-tax basis of the lesser of 100% of includable compensation or the limits in the table shown below:


                              CONTRIBUTION LIMIT FOR "CATCH-UP" FOR TAXPAYERS
  FOR TAX YEARS BEGINNING IN  TAXPAYERS UNDER AGE 50     AGE 50 AND OLDER
  --------------------------  ---------------------- ------------------------
            2013.............        $12,000                  $2,500


   Note: the Contribution limit above will be adjusted for inflation.

   These contributions (as well as any other salary reduction contributions to qualified plans of an employer), are also subject to the aggregate annual limitation under section 402 (g) of the Internal Revenue Code as shown below:


     FOR TAXABLE YEARS BEGINNING IN CALENDAR YEAR  APPLICABLE DOLLAR LIMIT
     --------------------------------------------  -----------------------
                        2013......................         $17,500


   You may also make rollovers and direct transfers into your SIMPLE IRA annuity Contract from another SIMPLE IRA annuity contract or account. No other contributions, rollovers or transfers can be made to your SIMPLE IRA.

   You may not make Traditional IRA contributions or Roth IRA contributions to your SIMPLE IRA. You may not make eligible rollover contributions from other types of qualified retirement plans.

   ROLLOVERS Tax-free rollovers and direct transfers from a SIMPLE IRA can only be made to another SIMPLE IRA annuity or account during the first two years that You participate in the SIMPLE IRA plan. After this two year period, tax-free rollovers and transfers may be made from your SIMPLE IRA into a Traditional IRA annuity or account, a qualified employer plan, a section 403(a) plan, 403(b) annuity, or a 457(b) plan maintained by a government employer, as well as into another SIMPLE IRA or eligible retirement plan.

   In order to be a tax-free rollover from your SIMPLE IRA, the money must generally be transferred into the new SIMPLE IRA (or after two years into a Traditional IRA or eligible retirement plan) within 60 days of the distribution. If contributions are being made under a SEP plan of your employer, additional amounts may be contributed as permitted by the Code and the terms of the employer's plan.

                      SIMPLIFIED EMPLOYEE PENSION ("SEP")


   Rules applicable to Traditional IRA annuities (including rollovers, minimum distributions, penalty taxes and after death distributions) apply to your SEP/IRA annuity.


                                457(B) ANNUITY

   The compensation amounts that may be deferred under a 457(b) plan may not exceed certain deferral limits established under the Federal tax law. 457(b) plans maintained by State or local governmental employers are considered eligible retirement plans for purposes of the rollover rules and may also accept certain rollover contributions if permitted under the plan. Participants in 457(b) plans of state and local governments (but not participants in section 457(b) plans of Tax--Exempt employers) who attain age 50 prior to the end of the taxable year are also eligible to make catch-up contributions under the same limitations as apply for participants in Section 403(b) plans. Special one-time contribution limitation catch-up elections may also be available to participants in Section 457 (b) plans of both governmental and tax--exempt employers. Participants in governmental plans may not use both the age 50+ catch-up and the special one-time catch up in the same taxable year.

   In general, contribution limits with respect to elective deferrals and to age 50+ catch-up contributions (under governmental 457 (b) plans) are not aggregated with contributions under the other types of qualified plans for purposes of determining the limitations applicable to participants.

                                  WITHDRAWALS

   We will normally pay withdrawal proceeds within seven days after receipt of a request for a withdrawal at your Administrative Office, but we may delay payment as permitted by law, under certain circumstances. (See " Valuation--Suspension of Payments" in the Prospectus). We reserve the right to defer payment for a partial withdrawal, withdrawal or transfer from the Fixed Interest Account for the period permitted by law, but for not more than six months.

                        ACCUMULATION UNIT VALUE TABLES

   These tables show fluctuations in the Accumulation Unit Values for the possible mixes offered in the Deferred Annuity for each Investment Division from year end to year-end (except the highest possible and lowest possible mix which are in the prospectus). The information in these tables has been derived from the Separate Account's full financial statements or other reports ( such as the annual report). The Guaranteed Minimum Income Benefit and Lifetime Withdrawal Guarantee Benefit charges are made by canceling accumulation units and, therefore, this charge is not reflected in the Accumulation Unit Value. However, purchasing this option will result in a higher charge. Lower charges for the Guaranteed Minimum Income Benefit and the Lifetime Withdrawal Guarantee Benefit were in effect prior to May 4, 2009.

                       METLIFE FINANCIAL FREEDOM SELECT
                         1.45 SEPARATE ACCOUNT CHARGE


                                                                   BEGINNING                 NUMBER OF
                                                                    OF YEAR    END OF YEAR  ACCUMULATION
                                                                  ACCUMULATION ACCUMULATION  UNITS END
INVESTMENT DIVISION                                          YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
-------------------                                          ---- ------------ ------------ ------------
American Funds(R) Balanced Allocation Investment Division
  (Class C) (4/28/2008)..................................... 2008    $10.00       $ 7.01        508.18
                                                             2009      7.01         8.93      8,668.15
                                                             2010      8.93         9.88     11,541.53
                                                             2011      9.88         9.53     36,248.96
                                                             2012      9.53        10.66     44,336.92

American Funds Bond Investment Division+ (Class 2)
  (5/1/2006)................................................ 2006     14.43        15.11        287.93
                                                             2007     15.11        15.35      8,944.09
                                                             2008     15.35        13.68     11,572.04
                                                             2009     13.68        15.15     10,941.23
                                                             2010     15.15        15.85     11,794.58
                                                             2011     15.85        16.53     11,832.68
                                                             2012     16.53        17.13     10,953.98

American Funds Global Small Capitalization+ Investment
  Division (Class 2)........................................ 2003     10.66        16.09      1,265.00
                                                             2004     16.09        19.13      1,886.38
                                                             2005     19.13        23.57      2,642.31
                                                             2006     23.57        28.75      4,656.61
                                                             2007     28.75        34.32      7,848.07
                                                             2008     34.32        15.68      9,770.12
                                                             2009     15.68        24.87      9,504.55
                                                             2010     24.87        29.93     10,300.21
                                                             2011     29.93        23.79     11,459.71
                                                             2012     23.79        27.64     11,434.40

American Funds(R) Growth Allocation Investment Division
  (Class C) (4/28/2008)..................................... 2008      9.99         6.36      2,823.55
                                                             2009      6.36         8.40      3,506.31
                                                             2010      8.40         9.39      7,171.39
                                                             2011      9.39         8.82     28,152.13
                                                             2012      8.82        10.10     39,983.03

                                                                   BEGINNING                 NUMBER OF
                                                                    OF YEAR    END OF YEAR  ACCUMULATION
                                                                  ACCUMULATION ACCUMULATION  UNITS END
INVESTMENT DIVISION                                          YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
-------------------                                          ---- ------------ ------------ ------------
American Funds Growth Investment Division+ (Class 2)........ 2003   $ 80.82      $108.71        566.83
                                                             2004    108.71       120.23        983.74
                                                             2005    120.23       137.35      1,729.74
                                                             2006    137.35       148.84      3,179.70
                                                             2007    148.84       164.39      5,620.39
                                                             2008    164.39        90.54      6,380.64
                                                             2009     90.54       124.10      6,929.14
                                                             2010    124.10       144.80      7,667.71
                                                             2011    144.80       136.28      8,593.03
                                                             2012    136.28       157.94      8,122.70

American Funds Growth-Income Investment Division+ (Class 2). 2003     64.98        84.60        381.25
                                                             2004     84.60        91.80        818.54
                                                             2005     91.80        95.52      1,945.95
                                                             2006     95.52       108.19      3,512.10
                                                             2007    108.19       111.72      5,426.65
                                                             2008    111.72        68.26      5,958.99
                                                             2009     68.26        88.08      6,910.79
                                                             2010     88.08        96.49      8,008.38
                                                             2011     96.49        93.13      8,851.73
                                                             2012     93.13       107.56      9,006.13

American Funds(R) Moderate Allocation Investment Division
  (Class C) (4/28/2008)..................................... 2008     10.01         7.68      3,595.98
                                                             2009      7.68         9.34     27,879.49
                                                             2010      9.34        10.12     19,645.81
                                                             2011     10.12        10.00     18,210.93
                                                             2012     10.00        10.92     23,124.01

Barclays Capital Aggregate Bond Index Investment Division... 2003     12.21        12.44      3,559.54
                                                             2004     12.44        12.73     15,666.74
                                                             2005     12.73        12.78     32,769.63
                                                             2006     12.78        13.08     44,972.08
                                                             2007     13.08        13.75     50,442.61
                                                             2008     13.75        14.31     54,029.59
                                                             2009     14.31        14.81     64,282.95
                                                             2010     14.81        15.43     66,975.02
                                                             2011     15.43        16.31     65,564.43
                                                             2012     16.31        16.66     67,244.51

BlackRock Bond Income Investment Division................... 2003     41.53        43.22        960.63
                                                             2004     43.22        44.37      1,213.90
                                                             2005     44.37        44.68      2,842.84
                                                             2006     44.68        45.86      3,408.53
                                                             2007     45.86        47.92      3,586.78
                                                             2008     47.92        45.50      3,744.65
                                                             2009     45.50        48.96      3,643.94
                                                             2010     48.96        52.15      3,206.55
                                                             2011     52.15        54.64      4,049.82
                                                             2012     54.64        57.77      4,323.98

                                                                   BEGINNING                 NUMBER OF
                                                                    OF YEAR    END OF YEAR  ACCUMULATION
                                                                  ACCUMULATION ACCUMULATION  UNITS END
INVESTMENT DIVISION                                          YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
-------------------                                          ---- ------------ ------------ ------------
BlackRock Large Cap Core Investment Division*............... 2007    $77.17       $77.81        848.24
                                                             2008     77.81        48.07        771.02
                                                             2009     48.07        56.48      1,112.42
                                                             2010     56.48        62.60      1,346.11
                                                             2011     62.60        61.85      1,376.69
                                                             2012     61.85        69.14      1,760.38

BlackRock Large Cap Investment Division..................... 2003     46.54        59.59          1.84
                                                             2004     59.59        64.96        300.12
                                                             2005     64.96        66.15        591.46
                                                             2006     66.15        74.22        983.36
                                                             2007     74.22        77.82          0.00

BlackRock Large Cap Value Investment Division............... 2003      7.90        10.55          7.80
                                                             2004     10.55        11.77        168.62
                                                             2005     11.77        12.25        376.12
                                                             2006     12.25        14.38      2,087.06
                                                             2007     14.38        14.62      9,865.81
                                                             2008     14.62         9.35      9,584.17
                                                             2009      9.35        10.23     16,217.58
                                                             2010     10.23        10.99     17,122.09
                                                             2011     10.99        11.05     19,398.59
                                                             2012     11.05        12.41     20,254.14

BlackRock Legacy Large Cap Growth Investment Division....... 2003     17.73        23.63         29.08
                                                             2004     23.63        25.28         85.96
                                                             2005     25.28        26.60        336.05
                                                             2006     26.60        27.24        658.32
                                                             2007     27.24        31.79        715.01
                                                             2008     31.79        19.83        812.55
                                                             2009     19.83        26.69        915.46
                                                             2010     26.69        31.43      1,029.15
                                                             2011     31.43        28.14      1,931.20
                                                             2012     28.14        31.63      2,085.77

BlackRock Legacy Large Cap Growth Investment Division
  (formerly FI Large Cap Investment Division)............... 2006     17.00        17.20          0.00
                                                             2007     17.20        17.58          1.23
                                                             2008     17.58         9.53        166.87
                                                             2009      9.53         9.93          0.00

BlackRock Money Market Investment Division (5/1/2003)....... 2003     21.95        21.81          0.00
                                                             2004     21.81        21.65          0.00
                                                             2005     21.65        21.91          0.00
                                                             2006     21.91        22.57          0.00
                                                             2007     22.57        23.32          0.00
                                                             2008     23.32        23.58          0.00
                                                             2009     23.58        23.30          0.00
                                                             2010     23.30        22.96          0.00
                                                             2011     22.96        22.63          0.00
                                                             2012     22.63        22.31          0.00

                                                                   BEGINNING                 NUMBER OF
                                                                    OF YEAR    END OF YEAR  ACCUMULATION
                                                                  ACCUMULATION ACCUMULATION  UNITS END
INVESTMENT DIVISION                                          YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
-------------------                                          ---- ------------ ------------ ------------
Calvert VP SRI Balanced Investment Division................. 2003    $16.88       $19.85        107.19
                                                             2004     19.85        21.18        344.88
                                                             2005     21.18        22.05        570.10
                                                             2006     22.05        23.64      1,083.33
                                                             2007     23.64        23.94      2,037.87
                                                             2008     23.94        16.20      2,612.58
                                                             2009     16.20        20.01      2,559.69
                                                             2010     20.01        22.11      3,031.03
                                                             2011     22.11        22.79      5,281.28
                                                             2012     22.79        24.82      5,566.86

Clarion Global Real Estate Investment Division (5/1/2004)... 2004      9.99        12.82        156.41
                                                             2005     12.82        14.32      2,090.52
                                                             2006     14.32        19.42      5,568.38
                                                             2007     19.42        16.27      9,986.87
                                                             2008     16.27         9.35     11,358.61
                                                             2009      9.35        12.42     11,384.24
                                                             2010     12.42        14.21     11,318.98
                                                             2011     14.21        13.22     14,544.26
                                                             2012     13.22        16.42     13,740.79

Davis Venture Value Investment Division..................... 2003     21.51        27.72        316.39
                                                             2004     27.72        30.59        957.99
                                                             2005     30.59        33.16      2,198.14
                                                             2006     33.16        37.37      4,690.25
                                                             2007     37.37        38.43      9,401.84
                                                             2008     38.43        22.90     11,408.70
                                                             2009     22.90        29.72     12,008.61
                                                             2010     29.72        32.72     13,287.58
                                                             2011     32.72        30.88     16,644.27
                                                             2012     30.88        34.27     17,935.83

FI Value Leaders Investment Division........................ 2003     18.44        23.06         94.75
                                                             2004     23.06        25.80        191.49
                                                             2005     25.80        28.08        549.01
                                                             2006     28.08        30.91        730.98
                                                             2007     30.91        31.66        877.75
                                                             2008     31.66        19.00      1,104.38
                                                             2009     19.00        22.75      1,308.39
                                                             2010     22.75        25.63      1,107.41
                                                             2011     25.63        23.65      1,473.64
                                                             2012     23.65        26.91      1,524.61

Harris Oakmark International Investment Division............ 2003      8.82        11.74        136.41
                                                             2004     11.74        13.94      3,721.58
                                                             2005     13.94        15.70      4,996.10
                                                             2006     15.70        19.94     10,988.71
                                                             2007     19.94        19.43     20,546.61
                                                             2008     19.43        11.32     18,790.19
                                                             2009     11.32        17.30     20,309.68
                                                             2010     17.30        19.85     25,618.84
                                                             2011     19.85        16.78     28,514.56
                                                             2012     16.78        21.37     27,699.29

                                                                   BEGINNING                 NUMBER OF
                                                                    OF YEAR    END OF YEAR  ACCUMULATION
                                                                  ACCUMULATION ACCUMULATION  UNITS END
INVESTMENT DIVISION                                          YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
-------------------                                          ---- ------------ ------------ ------------
Invesco Small Cap Growth Investment Division................ 2003   $  8.46      $ 11.58          4.72
                                                             2004     11.58        12.15        186.97
                                                             2005     12.15        12.97        306.64
                                                             2006     12.97        14.60        452.84
                                                             2007     14.60        15.98        889.96
                                                             2008     15.98         9.65      1,374.04
                                                             2009      9.65        12.72      2,169.46
                                                             2010     12.72        15.83      2,198.64
                                                             2011     15.83        15.43      1,211.69
                                                             2012     15.43        17.98        759.31

Janus Forty Investment Division (4/30/2007)................. 2007    144.01       176.60         26.63
                                                             2008    176.60       100.95        593.98
                                                             2009    100.95       142.14      1,061.21
                                                             2010    142.14       153.26      1,334.40
                                                             2011    153.26       139.66      1,343.16
                                                             2012    139.66       168.63      1,656.82

Jennison Growth Investment Division......................... 2012      9.10         8.77      9,845.26

Jennison Growth Investment Division (formerly Oppenheimer
  Capital Appreciation Investment Division)................. 2003      6.27         7.95        444.53
                                                             2004      7.95         8.34      2,849.59
                                                             2005      8.34         8.60      2,217.38
                                                             2006      8.60         9.13      3,178.86
                                                             2007      9.13        10.28      4,013.04
                                                             2008     10.28         5.47      4,251.11
                                                             2009      5.47         7.76      5,949.42
                                                             2010      7.76         8.36      9,161.87
                                                             2011      8.36         8.13      9,535.19
                                                             2012      8.13         9.14          0.00

Loomis Sayles Small Cap Core Investment Division............ 2003     17.13        23.04         20.81
                                                             2004     23.04        26.39        100.06
                                                             2005     26.39        27.75        155.00
                                                             2006     27.75        31.83        436.20
                                                             2007     31.83        35.02        962.11
                                                             2008     35.02        22.07      1,736.22
                                                             2009     22.07        28.26      2,019.62
                                                             2010     28.26        35.43      2,159.64
                                                             2011     35.43        35.04      2,282.33
                                                             2012     35.04        39.47      2,743.12

Loomis Sayles Small Cap Growth Investment Division.......... 2003      6.23         8.88        361.42
                                                             2004      8.88         9.73        688.78
                                                             2005      9.73        10.01        995.07
                                                             2006     10.01        10.83      2,541.58
                                                             2007     10.83        11.13      4,155.52
                                                             2008     11.13         6.44      5,677.52
                                                             2009      6.44         8.23      6,400.09
                                                             2010      8.23        10.66      5,666.64
                                                             2011     10.66        10.79      8,304.82
                                                             2012     10.79        11.79      9,292.30

                                                                   BEGINNING                 NUMBER OF
                                                                    OF YEAR    END OF YEAR  ACCUMULATION
                                                                  ACCUMULATION ACCUMULATION  UNITS END
INVESTMENT DIVISION                                          YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
-------------------                                          ---- ------------ ------------ ------------
Lord Abbett Bond Debenture Investment Division.............. 2003    $13.51       $15.87      1,323.54
                                                             2004     15.87        16.92      2,050.17
                                                             2005     16.92        16.92      3,620.71
                                                             2006     16.92        18.21      4,445.21
                                                             2007     18.21        19.12      5,184.85
                                                             2008     19.12        15.34      5,748.51
                                                             2009     15.34        20.68      5,319.95
                                                             2010     20.68        23.02      6,162.55
                                                             2011     23.02        23.70      8,093.33
                                                             2012     23.70        26.39      8,074.51

Lord Abbett Mid Cap Value Investment Division............... 2012     25.15        25.85      8,526.52

Lord Abbett Mid Cap Value Investment Division (formerly
  Neuberger Berman Mid Cap Value Investment Division)....... 2003     13.30        17.85        302.01
                                                             2004     17.85        21.58        928.34
                                                             2005     21.58        23.81      2,277.33
                                                             2006     23.81        26.09      4,695.92
                                                             2007     26.09        26.54      6,721.00
                                                             2008     26.54        13.73      7,931.23
                                                             2009     13.73        20.00      6,302.86
                                                             2010     20.00        24.85      7,269.79
                                                             2011     24.85        22.86      7,793.68
                                                             2012     22.86        25.27          0.00

Met/Artisan Mid Cap Value Investment Division............... 2003     23.05        30.06      1,004.28
                                                             2004     30.06        32.49      1,645.00
                                                             2005     32.49        35.13      2,964.48
                                                             2006     35.13        38.85      4,220.68
                                                             2007     38.85        35.57      4,709.45
                                                             2008     35.57        18.88      3,191.87
                                                             2009     18.88        26.28      3,293.85
                                                             2010     26.28        29.73      4,514.55
                                                             2011     29.73        31.20      4,616.39
                                                             2012     31.20        34.31      3,847.37

Met/Franklin Income Investment Division (4/28/2008)......... 2008      9.99         7.98        122.59
                                                             2009      7.98        10.05      1,923.25
                                                             2010     10.05        11.08      6,003.79
                                                             2011     11.08        11.15      6,407.64
                                                             2012     11.15        12.37      7,382.69

Met/Franklin Low Duration Total Return Investment Division
  (5/2/2011)................................................ 2011      9.98         9.76         52.27
                                                             2012      9.76        10.04        199.43

Met/Franklin Mutual Shares Investment Division (4/28/2008).. 2008      9.99         6.59        725.28
                                                             2009      6.59         8.12      2,742.12
                                                             2010      8.12         8.88      4,303.56
                                                             2011      8.88         8.71      5,839.83
                                                             2012      8.71         9.77      7,664.05

                                                                   BEGINNING                 NUMBER OF
                                                                    OF YEAR    END OF YEAR  ACCUMULATION
                                                                  ACCUMULATION ACCUMULATION  UNITS END
INVESTMENT DIVISION                                          YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
-------------------                                          ---- ------------ ------------ ------------
Met/Franklin Templeton Founding Strategy Investment
  Division (4/28/2008)...................................... 2008    $ 9.99       $ 7.03        235.28
                                                             2009      7.03         8.90      4,152.60
                                                             2010      8.90         9.66      7,654.75
                                                             2011      9.66         9.35     10,598.27
                                                             2012      9.35        10.70      9,883.36

Met/Templeton Growth Investment Division (4/28/2008)........ 2008      9.99         6.56        149.02
                                                             2009      6.56         8.58      1,287.06
                                                             2010      8.58         9.10      2,054.52
                                                             2011      9.10         8.35      3,173.83
                                                             2012      8.35        10.06      2,934.14

MetLife Aggressive Strategy Investment Division............. 2011     12.12        10.38      8,962.01
                                                             2012     10.38        11.94     17,797.18

MetLife Aggressive Strategy Investment Division (formerly
  MetLife Aggressive Allocation Investment Division)
  (5/1/2005)................................................ 2005      9.99        11.14          0.00
                                                             2006     11.14        12.70      1,825.47
                                                             2007     12.70        12.93      3,704.54
                                                             2008     12.93         7.59      6,714.55
                                                             2009      7.59         9.83      9,312.79
                                                             2010      9.83        11.21      7,345.30
                                                             2011     11.21        12.16          0.00

MetLife Conservative Allocation Investment Division
  (5/1/2005)................................................ 2005      9.99        10.29      3,226.13
                                                             2006     10.29        10.84      3,287.56
                                                             2007     10.84        11.28      5,471.32
                                                             2008     11.28         9.52      6,221.96
                                                             2009      9.52        11.31     15,090.28
                                                             2010     11.31        12.27     15,413.36
                                                             2011     12.27        12.48     23,719.11
                                                             2012     12.48        13.43     31,914.98

MetLife Conservative to Moderate Allocation Investment
  Division (5/1/2005)....................................... 2005      9.99        10.51          0.00
                                                             2006     10.51        11.33      4,260.41
                                                             2007     11.33        11.71     16,422.84
                                                             2008     11.71         9.05     30,225.29
                                                             2009      9.05        11.03     33,612.22
                                                             2010     11.03        12.12     40,408.63
                                                             2011     12.12        12.07     56,536.50
                                                             2012     12.07        13.26     49,470.91

                                                                   BEGINNING                 NUMBER OF
                                                                    OF YEAR    END OF YEAR  ACCUMULATION
                                                                  ACCUMULATION ACCUMULATION  UNITS END
INVESTMENT DIVISION                                          YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
-------------------                                          ---- ------------ ------------ ------------
MetLife Mid Cap Stock Index Investment Division............. 2003    $ 8.61       $11.41      2,349.55
                                                             2004     11.41        13.02      3,485.46
                                                             2005     13.02        14.37      6,363.90
                                                             2006     14.37        15.56      8,808.86
                                                             2007     15.56        16.49     10,732.14
                                                             2008     16.49        10.34     12,611.56
                                                             2009     10.34        13.94     12,156.30
                                                             2010     13.94        17.31     12,552.30
                                                             2011     17.31        16.68     15,986.81
                                                             2012     16.68        19.29     15,033.11

MetLife Moderate Allocation Investment Division (5/1/2005).. 2005      9.99        10.74        833.85
                                                             2006     10.74        11.84     17,559.67
                                                             2007     11.84        12.18     25,465.29
                                                             2008     12.18         8.56     39,832.61
                                                             2009      8.56        10.68     55,977.91
                                                             2010     10.68        11.91     63,008.80
                                                             2011     11.91        11.58     67,284.64
                                                             2012     11.58        12.92     86,390.14

MetLife Moderate to Aggressive Allocation Investment
  Division (5/1/2005)....................................... 2005      9.99        10.97        331.12
                                                             2006     10.97        12.35      8,864.31
                                                             2007     12.35        12.64     19,896.20
                                                             2008     12.64         8.08     28,589.44
                                                             2009      8.08        10.28     41,884.53
                                                             2010     10.28        11.62     59,164.68
                                                             2011     11.62        11.02     80,854.30
                                                             2012     11.02        12.53     89,320.16

MetLife Stock Index Investment Division..................... 2003     26.63        33.56      2,815.01
                                                             2004     33.56        36.47      7,580.95
                                                             2005     36.47        37.52     13,758.23
                                                             2006     37.52        42.60     18,457.29
                                                             2007     42.60        44.07     23,472.30
                                                             2008     44.07        27.25     34,153.83
                                                             2009     27.25        33.82     30,647.68
                                                             2010     33.82        38.17     32,389.24
                                                             2011     38.17        38.23     36,551.24
                                                             2012     38.23        43.49     34,354.73

MFS(R) Research International Investment Division........... 2003      7.28         9.47      2,924.17
                                                             2004      9.47        11.16      3,434.16
                                                             2005     11.16        12.81      3,797.02
                                                             2006     12.81        15.98      6,565.99
                                                             2007     15.98        17.85     10,263.62
                                                             2008     17.85        10.13     13,628.81
                                                             2009     10.13        13.14     14,363.44
                                                             2010     13.14        14.43     15,263.03
                                                             2011     14.43        12.70     14,503.53
                                                             2012     12.70        14.61     13,447.88

                                                                   BEGINNING                 NUMBER OF
                                                                    OF YEAR    END OF YEAR  ACCUMULATION
                                                                  ACCUMULATION ACCUMULATION  UNITS END
INVESTMENT DIVISION                                          YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
-------------------                                          ---- ------------ ------------ ------------
MFS(R) Total Return Investment Division..................... 2003    $31.48       $36.22        162.46
                                                             2004     36.22        39.62      1,233.12
                                                             2005     39.62        40.16      1,329.60
                                                             2006     40.16        44.31      1,857.25
                                                             2007     44.31        45.47      2,885.95
                                                             2008     45.47        34.80      2,363.74
                                                             2009     34.80        40.57      2,619.61
                                                             2010     40.57        43.91      2,883.67
                                                             2011     43.91        44.21      3,416.60
                                                             2012     44.21        48.50      4,484.49

MFS(R) Value Investment Division............................ 2003      9.65        11.91      1,436.68
                                                             2004     11.91        13.05      3,152.03
                                                             2005     13.05        12.65      5,072.08
                                                             2006     12.65        14.69      6,962.96
                                                             2007     14.69        13.90     14,487.72
                                                             2008     13.90         9.08     13,473.62
                                                             2009      9.08        10.79     16,367.12
                                                             2010     10.79        11.82     17,416.17
                                                             2011     11.82        11.73     18,775.13
                                                             2012     11.73        13.45     17,873.95

MLA Mid Cap Investment Division (formerly Lazard Mid Cap
  Investment Division)...................................... 2003      9.65        12.01        549.58
                                                             2004     12.01        13.54      1,021.69
                                                             2005     13.54        14.42      1,448.25
                                                             2006     14.42        16.30      1,010.15
                                                             2007     16.30        15.63      1,696.77
                                                             2008     15.63         9.50      1,923.22
                                                             2009      9.50        12.81      1,944.73
                                                             2010     12.81        15.51      2,118.61
                                                             2011     15.51        14.48      1,694.51
                                                             2012     14.48        15.03      2,307.49

MSCI EAFE(R) Index Investment Division (formerly Morgan
  Stanley EAFE(R) Index Investment Division)................ 2003      6.97         9.43      3,873.08
                                                             2004      9.43        11.08      6,433.44
                                                             2005     11.08        12.34      9,089.56
                                                             2006     12.34        15.26     12,602.42
                                                             2007     15.26        16.62     17,463.95
                                                             2008     16.62         9.46     26,278.41
                                                             2009      9.46        11.97     23,952.13
                                                             2010     11.97        12.73     26,615.65
                                                             2011     12.73        10.96     33,240.27
                                                             2012     10.96        12.75     32,439.05

Morgan Stanley Mid Cap Growth Investment Division........... 2010     12.78        14.84      7,388.96
                                                             2011     14.84        13.62      2,124.70
                                                             2012     13.62        14.67      3,213.67

                                                                   BEGINNING                 NUMBER OF
                                                                    OF YEAR    END OF YEAR  ACCUMULATION
                                                                  ACCUMULATION ACCUMULATION  UNITS END
INVESTMENT DIVISION                                          YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
-------------------                                          ---- ------------ ------------ ------------
Morgan Stanley Mid Cap Growth Investment Division (formerly
  FI Mid Cap Opportunities Investment Division)............. 2003    $10.78       $14.27          0.00
                                                             2004     14.27        16.43      1,844.29
                                                             2005     16.43        17.27      3,246.37
                                                             2006     17.27        18.99      3,696.05
                                                             2007     18.99        20.24      4,101.03
                                                             2008     20.24         8.89      2,163.24
                                                             2009      8.89        11.70      1,942.04
                                                             2010     11.70        12.66          0.00

Neuberger Berman Genesis Investment Division................ 2003     10.80        15.94      1,442.05
                                                             2004     15.94        18.08      4,733.00
                                                             2005     18.08        18.52      6,393.47
                                                             2006     18.52        21.25      5,338.90
                                                             2007     21.25        20.17      6,204.84
                                                             2008     20.17        12.21      7,230.09
                                                             2009     12.21        13.58      7,532.78
                                                             2010     13.58        16.25      7,904.93
                                                             2011     16.25        16.89      7,164.14
                                                             2012     16.89        18.27      6,227.43

PIMCO Inflation Protected Bond Investment Division
  (5/1/2006)................................................ 2006     10.97        11.08        330.84
                                                             2007     11.08        12.10        462.98
                                                             2008     12.10        11.10     14,191.03
                                                             2009     11.10        12.92     16,559.51
                                                             2010     12.92        13.72     19,682.28
                                                             2011     13.72        15.03     31,407.74
                                                             2012     15.03        16.16     34,420.09

PIMCO Total Return Investment Division...................... 2003     11.34        11.66      6,229.03
                                                             2004     11.66        12.06     10,445.98
                                                             2005     12.06        12.16     14,727.33
                                                             2006     12.16        12.52     23,460.30
                                                             2007     12.52        13.28     29,497.35
                                                             2008     13.28        13.14     28,115.73
                                                             2009     13.14        15.29     44,252.80
                                                             2010     15.29        16.30     54,854.40
                                                             2011     16.30        16.57     63,509.21
                                                             2012     16.57        17.85     71,081.34

RCM Technology Investment Division.......................... 2003      2.95         4.59         80.88
                                                             2004      4.59         4.33        507.30
                                                             2005      4.33         4.74        954.08
                                                             2006      4.74         4.92      2,828.72
                                                             2007      4.92         6.37      6,050.28
                                                             2008      6.37         3.49      6,262.36
                                                             2009      3.49         5.47      8,358.97
                                                             2010      5.47         6.88     14,540.38
                                                             2011      6.88         6.11     10,587.94
                                                             2012      6.11         6.75      5,302.48

                                                                   BEGINNING                 NUMBER OF
                                                                    OF YEAR    END OF YEAR  ACCUMULATION
                                                                  ACCUMULATION ACCUMULATION  UNITS END
INVESTMENT DIVISION                                          YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
-------------------                                          ---- ------------ ------------ ------------
Russell 2000(R) Index Investment Division................... 2003    $ 9.25       $13.28        856.01
                                                             2004     13.28        15.37      1,554.63
                                                             2005     15.37        15.80      2,943.50
                                                             2006     15.80        18.31      4,984.93
                                                             2007     18.31        17.74      5,735.40
                                                             2008     17.74        11.60      7,192.80
                                                             2009     11.60        14.36      8,539.44
                                                             2010     14.36        17.92     10,099.65
                                                             2011     17.92        16.90     13,315.72
                                                             2012     16.90        19.34     10,549.77

SSgA Growth ETF Investment Division (5/1/2006).............. 2006     10.70        11.40          0.00
                                                             2007     11.40        11.87        145.98
                                                             2008     11.87         7.84        145.72
                                                             2009      7.84         9.98      1,196.30
                                                             2010      9.98        11.23        398.44
                                                             2011     11.23        10.83      3,078.24
                                                             2012     10.83        12.28      5,567.43

SSgA Growth and Income ETF Investment Division (5/1/2006)... 2006     10.51        11.15          0.00
                                                             2007     11.15        11.58          0.00
                                                             2008     11.58         8.55          0.00
                                                             2009      8.55        10.53      2,112.77
                                                             2010     10.53        11.65      6,609.65
                                                             2011     11.65        11.60     22,019.03
                                                             2012     11.60        12.90     30,928.80

T. Rowe Price Large Cap Growth Investment Division.......... 2003      8.65        11.15        385.28
                                                             2004     11.15        12.06      2,168.53
                                                             2005     12.06        12.64      3,914.84
                                                             2006     12.64        14.06      4,416.96
                                                             2007     14.06        15.13      7,105.52
                                                             2008     15.13         8.64      7,772.58
                                                             2009      8.64        12.19      8,865.60
                                                             2010     12.19        14.03      9,325.77
                                                             2011     14.03        13.64     13,011.67
                                                             2012     13.64        15.95     13,298.11

T. Rowe Price Mid Cap Growth Investment Division............ 2003      4.54         6.11         59.54
                                                             2004      6.11         7.10      1,526.35
                                                             2005      7.10         8.02      3,928.80
                                                             2006      8.02         8.39      8,034.99
                                                             2007      8.39         9.73     17,262.47
                                                             2008      9.73         5.78     17,527.00
                                                             2009      5.78         8.28     23,619.52
                                                             2010      8.28        10.43     25,178.14
                                                             2011     10.43        10.11     28,147.13
                                                             2012     10.11        11.32     28,478.66

                                                                   BEGINNING                 NUMBER OF
                                                                    OF YEAR    END OF YEAR  ACCUMULATION
                                                                  ACCUMULATION ACCUMULATION  UNITS END
INVESTMENT DIVISION                                          YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
-------------------                                          ---- ------------ ------------ ------------
T. Rowe Price Small Cap Growth Investment Division.......... 2003    $ 8.65       $12.02      1,333.24
                                                             2004     12.02        13.14      2,047.11
                                                             2005     13.14        14.34      1,363.39
                                                             2006     14.34        14.65      2,309.31
                                                             2007     14.65        15.82      3,961.01
                                                             2008     15.82         9.92      3,030.69
                                                             2009      9.92        13.56      4,399.13
                                                             2010     13.56        18.00      6,124.80
                                                             2011     18.00        18.00      8,464.56
                                                             2012     18.00        20.56      7,160.34

Third Avenue Small Cap Value Investment Division............ 2003      8.22        11.47          9.53
                                                             2004     11.47        14.30        214.83
                                                             2005     14.30        16.27        904.15
                                                             2006     16.27        18.15      3,365.95
                                                             2007     18.15        17.34      6,471.22
                                                             2008     17.34        11.99      7,501.72
                                                             2009     11.99        14.95      8,198.18
                                                             2010     14.95        17.67      8,085.96
                                                             2011     17.67        15.85      8,978.18
                                                             2012     15.85        18.43      9,925.13

Western Asset Management Strategic Bond Opportunities
  Investment Division....................................... 2003     16.92        18.78        160.51
                                                             2004     18.78        19.67        549.20
                                                             2005     19.67        19.89        539.74
                                                             2006     19.89        20.55      2,715.67
                                                             2007     20.55        21.00      4,187.52
                                                             2008     21.00        17.55      4,981.54
                                                             2009     17.55        22.81      5,140.05
                                                             2010     22.81        25.28      6,140.11
                                                             2011     25.28        26.38      8,276.43
                                                             2012     26.38        28.93      8,186.17

Western Asset Management U.S. Government Investment Division 2003     15.49        15.52        861.10
                                                             2004     15.52        15.70      2,184.14
                                                             2005     15.70        15.69      4,277.89
                                                             2006     15.69        16.07      4,543.14
                                                             2007     16.07        16.48      5,623.40
                                                             2008     16.48        16.16      5,606.75
                                                             2009     16.16        16.57      5,995.14
                                                             2010     16.57        17.23      7,078.01
                                                             2011     17.23        17.88     12,858.13
                                                             2012     17.88        18.16     12,266.02

                       METLIFE FINANCIAL FREEDOM SELECT
                         1.40 SEPARATE ACCOUNT CHARGE


                                                              BEGINNING                 NUMBER OF
                                                               OF YEAR    END OF YEAR  ACCUMULATION
                                                             ACCUMULATION ACCUMULATION  UNITS END
INVESTMENT DIVISION                                     YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
-------------------                                     ---- ------------ ------------ ------------
American Funds(R) Balanced Allocation Investment
  Division (Class C) (4/28/2008)....................... 2008   $ 10.00      $  7.01          0.00
                                                        2009      7.01         8.94      3,205.95
                                                        2010      8.94         9.89     15,113.42
                                                        2011      9.89         9.55     18,919.93
                                                        2012      9.55        10.69     22,283.61

American Funds Bond Investment Division+ (Class 2)
  (5/1/2006)........................................... 2006     14.49        15.19         90.17
                                                        2007     15.19        15.43      2,717.93
                                                        2008     15.43        13.76      1,228.37
                                                        2009     13.76        15.24      1,411.93
                                                        2010     15.24        15.96      4,082.63
                                                        2011     15.96        16.66      3,771.05
                                                        2012     16.66        17.26      5,169.49

American Funds Global Small Capitalization+ Investment
  Division (Class 2)................................... 2003     10.68        16.14        248.94
                                                        2004     16.14        19.19        874.83
                                                        2005     19.19        23.66      3,034.21
                                                        2006     23.66        28.88      8,369.00
                                                        2007     28.88        34.49      9,984.89
                                                        2008     34.49        15.76      9,747.17
                                                        2009     15.76        25.01     10,588.10
                                                        2010     25.01        30.12     12,592.07
                                                        2011     30.12        23.95     12,588.31
                                                        2012     23.95        27.84     13,330.09

American Funds(R) Growth Allocation Investment
  Division (Class C) (4/28/2008)....................... 2008      9.99         6.36      5,371.53
                                                        2009      6.36         8.41      9,511.06
                                                        2010      8.41         9.41     38,206.02
                                                        2011      9.41         8.84     39,621.07
                                                        2012      8.84        10.12     44,163.51

American Funds Growth Investment Division+ (Class 2)... 2003     81.59       109.80        213.24
                                                        2004    109.80       121.49        750.36
                                                        2005    121.49       138.86      1,130.53
                                                        2006    138.86       150.55      3,008.94
                                                        2007    150.55       166.36      3,261.55
                                                        2008    166.36        91.68      3,298.78
                                                        2009     91.68       125.72      3,439.62
                                                        2010    125.72       146.76      4,338.96
                                                        2011    146.76       138.19      4,062.93
                                                        2012    138.19       160.24      3,734.85

                                                              BEGINNING                 NUMBER OF
                                                               OF YEAR    END OF YEAR  ACCUMULATION
                                                             ACCUMULATION ACCUMULATION  UNITS END
INVESTMENT DIVISION                                     YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
-------------------                                     ---- ------------ ------------ ------------
American Funds Growth-Income Investment Division+
  (Class 2)............................................ 2003   $ 65.60      $ 85.45        104.66
                                                        2004     85.45        92.76      1,079.47
                                                        2005     92.76        96.57      1,746.28
                                                        2006     96.57       109.44      3,215.01
                                                        2007    109.44       113.07      4,285.93
                                                        2008    113.07        69.12      3,745.16
                                                        2009     69.12        89.23      3,937.57
                                                        2010     89.23        97.80      4,076.35
                                                        2011     97.80        94.44      4,134.71
                                                        2012     94.44       109.12      4,479.76

American Funds(R) Moderate Allocation Investment
  Division (Class C) (4/28/2008)....................... 2008     10.01         7.68          0.00
                                                        2009      7.68         9.35      1,683.75
                                                        2010      9.35        10.14      2,433.50
                                                        2011     10.14        10.01      4,680.36
                                                        2012     10.01        10.94      8,774.38

Barclays Capital Aggregate Bond Index Investment
  Division............................................. 2003     12.23        12.47      2,135.85
                                                        2004     12.47        12.77      7,143.10
                                                        2005     12.77        12.83      9,498.74
                                                        2006     12.83        13.13     17,290.68
                                                        2007     13.13        13.81     32,305.85
                                                        2008     13.81        14.38     27,321.87
                                                        2009     14.38        14.89     35,470.90
                                                        2010     14.89        15.52     36,511.56
                                                        2011     15.52        16.42     44,741.07
                                                        2012     16.42        16.78     49,678.17

BlackRock Bond Income Investment Division.............. 2003     41.94        43.66          1.59
                                                        2004     43.66        44.85        463.63
                                                        2005     44.85        45.18      1,569.21
                                                        2006     45.18        46.40      1,663.84
                                                        2007     46.40        48.51      3,284.42
                                                        2008     48.51        46.08      1,492.96
                                                        2009     46.08        49.61      1,321.50
                                                        2010     49.61        52.87      2,498.58
                                                        2011     52.87        55.42      3,216.81
                                                        2012     55.42        58.63      3,479.55

BlackRock Large Cap Core Investment Division*.......... 2007     78.10        78.77        541.05
                                                        2008     78.77        48.69        492.61
                                                        2009     48.69        57.23        463.38
                                                        2010     57.23        63.46        673.14
                                                        2011     63.46        62.74      1,488.20
                                                        2012     62.74        70.17      1,721.42

                                                              BEGINNING                 NUMBER OF
                                                               OF YEAR    END OF YEAR  ACCUMULATION
                                                             ACCUMULATION ACCUMULATION  UNITS END
INVESTMENT DIVISION                                     YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
-------------------                                     ---- ------------ ------------ ------------
BlackRock Large Cap Investment Division................ 2003    $47.00       $60.21          6.02
                                                        2004     60.21        65.66        428.83
                                                        2005     65.66        66.90        526.93
                                                        2006     66.90        75.09        532.54
                                                        2007     75.09        78.75          0.00

BlackRock Large Cap Value Investment Division.......... 2003      7.91        10.56        549.93
                                                        2004     10.56        11.79      1,211.71
                                                        2005     11.79        12.27      2,995.73
                                                        2006     12.27        14.42      4,300.92
                                                        2007     14.42        14.66      6,799.21
                                                        2008     14.66         9.38      5,668.16
                                                        2009      9.38        10.27      5,974.95
                                                        2010     10.27        11.03     10,047.59
                                                        2011     11.03        11.10     12,903.48
                                                        2012     11.10        12.48     13,903.38

BlackRock Legacy Large Cap Growth Investment Division.. 2003     17.80        23.74         79.46
                                                        2004     23.74        25.41        132.01
                                                        2005     25.41        26.75        252.46
                                                        2006     26.75        27.40        342.57
                                                        2007     27.40        32.00      1,342.28
                                                        2008     32.00        19.98      1,837.22
                                                        2009     19.98        26.89      1,533.12
                                                        2010     26.89        31.68      1,895.34
                                                        2011     31.68        28.38      1,824.26
                                                        2012     28.38        31.92      1,987.74

BlackRock Legacy Large Cap Growth Investment Division
  (formerly FI Large Cap Investment Division).......... 2006     17.09        17.29        261.90
                                                        2007     17.29        17.68          0.00
                                                        2008     17.68         9.59          0.00
                                                        2009      9.59         9.99          0.00

BlackRock Money Market Investment Division (5/1/2003).. 2003     22.17        22.03          0.00
                                                        2004     22.03        21.89          0.00
                                                        2005     21.89        22.15          0.00
                                                        2006     22.15        22.84          0.00
                                                        2007     22.84        23.61          0.00
                                                        2008     23.61        23.88          0.00
                                                        2009     23.88        23.61          0.00
                                                        2010     23.61        23.28          0.00
                                                        2011     23.28        22.96          0.00
                                                        2012     22.96        22.64          0.00

                                                              BEGINNING                 NUMBER OF
                                                               OF YEAR    END OF YEAR  ACCUMULATION
                                                             ACCUMULATION ACCUMULATION  UNITS END
INVESTMENT DIVISION                                     YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
-------------------                                     ---- ------------ ------------ ------------
Calvert VP SRI Balanced Investment Division............ 2003    $16.96       $19.96         92.43
                                                        2004     19.96        21.30      1,335.42
                                                        2005     21.30        22.20      1,304.11
                                                        2006     22.20        23.81      1,464.93
                                                        2007     23.81        24.12        993.28
                                                        2008     24.12        16.33        727.80
                                                        2009     16.33        20.18        824.31
                                                        2010     20.18        22.31        783.58
                                                        2011     22.31        23.01      1,578.21
                                                        2012     23.01        25.07      1,530.22

Clarion Global Real Estate Investment Division
  (5/1/2004)........................................... 2004      9.99        12.83      2,370.18
                                                        2005     12.83        14.33      4,213.75
                                                        2006     14.33        19.45     10,092.59
                                                        2007     19.45        16.30      6,491.19
                                                        2008     16.30         9.37      6,422.91
                                                        2009      9.37        12.45      6,974.02
                                                        2010     12.45        14.26     10,030.10
                                                        2011     14.26        13.27      9,032.19
                                                        2012     13.27        16.49      9,496.49

Davis Venture Value Investment Division................ 2003     21.60        27.85        111.16
                                                        2004     27.85        30.75        748.08
                                                        2005     30.75        33.35      2,892.00
                                                        2006     33.35        37.60      5,553.60
                                                        2007     37.60        38.68      6,860.60
                                                        2008     38.68        23.07      5,270.29
                                                        2009     23.07        29.95      5,825.99
                                                        2010     29.95        32.99     10,639.56
                                                        2011     32.99        31.14     11,515.82
                                                        2012     31.14        34.58      9,918.52

FI Value Leaders Investment Division................... 2003     18.53        23.18        475.08
                                                        2004     23.18        25.95        737.34
                                                        2005     25.95        28.26      1,354.18
                                                        2006     28.26        31.12      1,183.22
                                                        2007     31.12        31.90        922.86
                                                        2008     31.90        19.15        946.41
                                                        2009     19.15        22.94      1,015.63
                                                        2010     22.94        25.86      1,365.80
                                                        2011     25.86        23.87      1,305.66
                                                        2012     23.87        27.18      1,264.97

Harris Oakmark International Investment Division....... 2003      8.83        11.75          0.00
                                                        2004     11.75        13.96      1,291.02
                                                        2005     13.96        15.73      3,416.24
                                                        2006     15.73        19.99      7,646.84
                                                        2007     19.99        19.49     10,592.00
                                                        2008     19.49        11.36      6,692.29
                                                        2009     11.36        17.37      8,922.58
                                                        2010     17.37        19.94     11,617.64
                                                        2011     19.94        16.86     13,153.26
                                                        2012     16.86        21.49     12,622.98

                                                              BEGINNING                 NUMBER OF
                                                               OF YEAR    END OF YEAR  ACCUMULATION
                                                             ACCUMULATION ACCUMULATION  UNITS END
INVESTMENT DIVISION                                     YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
-------------------                                     ---- ------------ ------------ ------------
Invesco Small Cap Growth Investment Division........... 2003   $  8.47      $ 11.60        500.68
                                                        2004     11.60        12.17        569.56
                                                        2005     12.17        13.00        610.19
                                                        2006     13.00        14.63          1.69
                                                        2007     14.63        16.03          3.15
                                                        2008     16.03         9.68        180.24
                                                        2009      9.68        12.78        200.05
                                                        2010     12.78        15.90        287.94
                                                        2011     15.90        15.51         75.94
                                                        2012     15.51        18.08        136.85

Janus Forty Investment Division (4/30/2007)............ 2007    145.83       178.90        256.85
                                                        2008    178.90       102.32        691.59
                                                        2009    102.32       144.13      1,268.00
                                                        2010    144.13       155.49      1,784.40
                                                        2011    155.49       141.76      1,603.10
                                                        2012    141.76       171.25      1,730.41

Jennison Growth Investment Division.................... 2012      9.15         8.82      5,997.11

Jennison Growth Investment Division (formerly
  Oppenheimer Capital Appreciation Investment Division) 2003      6.28         7.96      1,369.01
                                                        2004      7.96         8.35      1,564.27
                                                        2005      8.35         8.62      1,786.40
                                                        2006      8.62         9.15        757.44
                                                        2007      9.15        10.32        505.50
                                                        2008     10.32         5.50      1,105.02
                                                        2009      5.50         7.79      1,816.73
                                                        2010      7.79         8.40      5,862.62
                                                        2011      8.40         8.17      6,361.99
                                                        2012      8.17         9.20          0.00

Loomis Sayles Small Cap Core Investment Division....... 2003     17.20        23.15         38.65
                                                        2004     23.15        26.53        619.34
                                                        2005     26.53        27.91        951.90
                                                        2006     27.91        32.04      2,565.57
                                                        2007     32.04        35.26      2,833.72
                                                        2008     35.26        22.23      1,009.30
                                                        2009     22.23        28.48      1,065.61
                                                        2010     28.48        35.73      1,351.72
                                                        2011     35.73        35.36      1,350.90
                                                        2012     35.36        39.84        886.59

Loomis Sayles Small Cap Growth Investment Division..... 2003      6.24         8.90      1,491.89
                                                        2004      8.90         9.75      1,919.95
                                                        2005      9.75        10.04      2,237.05
                                                        2006     10.04        10.86      2,155.40
                                                        2007     10.86        11.17      2,284.03
                                                        2008     11.17         6.46      1,505.98
                                                        2009      6.46         8.27      2,027.52
                                                        2010      8.27        10.71      4,147.47
                                                        2011     10.71        10.85      4,418.66
                                                        2012     10.85        11.86      5,937.70

                                                              BEGINNING                 NUMBER OF
                                                               OF YEAR    END OF YEAR  ACCUMULATION
                                                             ACCUMULATION ACCUMULATION  UNITS END
INVESTMENT DIVISION                                     YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
-------------------                                     ---- ------------ ------------ ------------
Lord Abbett Bond Debenture Investment Division......... 2003    $13.56       $15.93         55.05
                                                        2004     15.93        16.99      1,105.41
                                                        2005     16.99        17.01      1,847.75
                                                        2006     17.01        18.31      3,416.36
                                                        2007     18.31        19.23      5,606.79
                                                        2008     19.23        15.43      3,736.84
                                                        2009     15.43        20.82      4,661.19
                                                        2010     20.82        23.19      4,806.54
                                                        2011     23.19        23.89      5,409.06
                                                        2012     23.89        26.61      6,163.37

Lord Abbett Mid Cap Value Investment Division.......... 2012     25.32        26.03     10,297.58

Lord Abbett Mid Cap Value Investment
  Division (formerly Neuberger Berman Mid Cap Value
  Investment Division)................................. 2003     13.33        17.90        832.96
                                                        2004     17.90        21.65      2,085.00
                                                        2005     21.65        23.89      5,035.38
                                                        2006     23.89        26.20      8,407.39
                                                        2007     26.20        26.66      8,584.25
                                                        2008     26.66        13.80      7,489.19
                                                        2009     13.80        20.11      7,881.52
                                                        2010     20.11        25.00     12,260.60
                                                        2011     25.00        23.01     12,218.23
                                                        2012     23.01        25.44          0.00

Met/Artisan Mid Cap Value Investment Division.......... 2003     23.16        30.23      2,361.98
                                                        2004     30.23        32.68      4,061.07
                                                        2005     32.68        35.36      4,889.45
                                                        2006     35.36        39.11      5,160.17
                                                        2007     39.11        35.84      5,001.26
                                                        2008     35.84        19.03      3,458.14
                                                        2009     19.03        26.50      3,721.27
                                                        2010     26.50        29.99      5,149.90
                                                        2011     29.99        31.50      4,256.99
                                                        2012     31.50        34.65      4,141.53

Met/Franklin Income Investment Division (4/28/2008).... 2008      9.99         7.98          0.00
                                                        2009      7.98        10.06        442.53
                                                        2010     10.06        11.10     10,354.54
                                                        2011     11.10        11.18     11,096.38
                                                        2012     11.18        12.40     11,920.15

Met/Franklin Low Duration Total Return Investment
  Division (5/2/2011).................................. 2011      9.98         9.76      4,480.90
                                                        2012      9.76        10.05      4,720.55

Met/Franklin Mutual Shares Investment Division
  (4/28/2008).......................................... 2008      9.99         6.60          0.00
                                                        2009      6.60         8.12        372.04
                                                        2010      8.12         8.89      3,462.57
                                                        2011      8.89         8.72      3,895.01
                                                        2012      8.72         9.80      2,921.04

                                                              BEGINNING                 NUMBER OF
                                                               OF YEAR    END OF YEAR  ACCUMULATION
                                                             ACCUMULATION ACCUMULATION  UNITS END
INVESTMENT DIVISION                                     YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
-------------------                                     ---- ------------ ------------ ------------
Met/Franklin Templeton Founding Strategy Investment
  Division (4/28/2008)................................. 2008    $ 9.99       $ 7.03      2,987.07
                                                        2009      7.03         8.91        113.95
                                                        2010      8.91         9.67        208.36
                                                        2011      9.67         9.37      1,008.92
                                                        2012      9.37        10.73      2,252.03

Met/Templeton Growth Investment Division (4/28/2008)... 2008      9.99         6.56          0.00
                                                        2009      6.56         8.59        240.24
                                                        2010      8.59         9.12      1,291.70
                                                        2011      9.12         8.37      1,430.71
                                                        2012      8.37        10.09      2,173.07

MetLife Aggressive Strategy Investment Division........ 2011     12.16        10.41     20,179.64
                                                        2012     10.41        11.98     20,076.33

MetLife Aggressive Strategy Investment
  Division (formerly MetLife Aggressive Allocation
  Investment Division) (5/1/2005)...................... 2005      9.99        11.15          0.00
                                                        2006     11.15        12.71          0.00
                                                        2007     12.71        12.94      2,025.81
                                                        2008     12.94         7.60      2,690.46
                                                        2009      7.60         9.85      4,462.04
                                                        2010      9.85        11.24      9,964.52
                                                        2011     11.24        12.19          0.00

MetLife Conservative Allocation Investment Division
  (5/1/2005)........................................... 2005      9.99        10.29          0.00
                                                        2006     10.29        10.85        246.36
                                                        2007     10.85        11.30        674.91
                                                        2008     11.30         9.54      4,811.04
                                                        2009      9.54        11.33      4,795.84
                                                        2010     11.33        12.30      4,786.51
                                                        2011     12.30        12.52     13,414.76
                                                        2012     12.52        13.48     16,664.95

MetLife Conservative to Moderate Allocation Investment
  Division (5/1/2005).................................. 2005      9.99        10.51      2,607.14
                                                        2006     10.51        11.34      2,607.14
                                                        2007     11.34        11.72      3,521.82
                                                        2008     11.72         9.06      8,710.86
                                                        2009      9.06        11.05      7,370.08
                                                        2010     11.05        12.16      8,829.17
                                                        2011     12.16        12.11     18,288.42
                                                        2012     12.11        13.31     19,737.88

                                                              BEGINNING                 NUMBER OF
                                                               OF YEAR    END OF YEAR  ACCUMULATION
                                                             ACCUMULATION ACCUMULATION  UNITS END
INVESTMENT DIVISION                                     YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
-------------------                                     ---- ------------ ------------ ------------
MetLife Mid Cap Stock Index Investment Division........ 2003    $ 8.62       $11.43         871.20
                                                        2004     11.43        13.05       4,139.79
                                                        2005     13.05        14.41       5,382.64
                                                        2006     14.41        15.61       6,366.59
                                                        2007     15.61        16.55      11,065.63
                                                        2008     16.55        10.38      10,706.55
                                                        2009     10.38        14.00      13,079.64
                                                        2010     14.00        17.40      11,789.40
                                                        2011     17.40        16.78      15,581.29
                                                        2012     16.78        19.41      17,623.56

MetLife Moderate Allocation Investment Division
  (5/1/2005)........................................... 2005      9.99        10.74         527.34
                                                        2006     10.74        11.85      38,145.98
                                                        2007     11.85        12.19      79,401.10
                                                        2008     12.19         8.58      74,971.27
                                                        2009      8.58        10.70      67,725.80
                                                        2010     10.70        11.95     107,996.42
                                                        2011     11.95        11.62     118,424.34
                                                        2012     11.62        12.97     156,507.30

MetLife Moderate to Aggressive Allocation Investment
  Division (5/1/2005).................................. 2005      9.99        10.97       9,497.11
                                                        2006     10.97        12.36       9,626.62
                                                        2007     12.36        12.65      16,302.49
                                                        2008     12.65         8.09      23,713.76
                                                        2009      8.09        10.30      22,321.07
                                                        2010     10.30        11.65      50,393.30
                                                        2011     11.65        11.06      32,395.23
                                                        2012     11.06        12.58      42,563.05

MetLife Stock Index Investment Division................ 2003     26.79        33.79       3,560.51
                                                        2004     33.79        36.74       9,069.67
                                                        2005     36.74        37.82      13,139.50
                                                        2006     37.82        42.96      16,104.79
                                                        2007     42.96        44.46      24,042.36
                                                        2008     44.46        27.51      27,574.58
                                                        2009     27.51        34.16      33,272.23
                                                        2010     34.16        38.56      28,749.50
                                                        2011     38.56        38.65      31,438.85
                                                        2012     38.65        43.99      29,144.52

MFS(R) Research International Investment Division...... 2003      7.28         9.49          14.75
                                                        2004      9.49        11.19          51.30
                                                        2005     11.19        12.84         353.65
                                                        2006     12.84        16.03       3,516.25
                                                        2007     16.03        17.91       3,893.52
                                                        2008     17.91        10.17       7,278.53
                                                        2009     10.17        13.20       5,873.53
                                                        2010     13.20        14.50       6,227.74
                                                        2011     14.50        12.77       8,087.35
                                                        2012     12.77        14.70       6,653.00

                                                              BEGINNING                 NUMBER OF
                                                               OF YEAR    END OF YEAR  ACCUMULATION
                                                             ACCUMULATION ACCUMULATION  UNITS END
INVESTMENT DIVISION                                     YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
-------------------                                     ---- ------------ ------------ ------------
MFS(R) Total Return Investment Division................ 2003    $31.73       $36.52      1,001.40
                                                        2004     36.52        39.97      1,401.55
                                                        2005     39.97        40.54      2,395.40
                                                        2006     40.54        44.75      3,447.32
                                                        2007     44.75        45.94      3,746.67
                                                        2008     45.94        35.18      3,360.60
                                                        2009     35.18        41.04      3,652.09
                                                        2010     41.04        44.43      3,614.95
                                                        2011     44.43        44.76      2,960.38
                                                        2012     44.76        49.13      2,874.12

MFS(R) Value Investment Division....................... 2003      9.67        11.94      4,378.71
                                                        2004     11.94        13.09      6,521.36
                                                        2005     13.09        12.70      7,622.54
                                                        2006     12.70        14.75      8,780.48
                                                        2007     14.75        13.96      8,034.77
                                                        2008     13.96         9.12      8,140.73
                                                        2009      9.12        10.85      7,668.96
                                                        2010     10.85        11.90      7,987.94
                                                        2011     11.90        11.81     11,424.88
                                                        2012     11.81        13.54      9,962.94

MLA Mid Cap Investment Division (formerly Lazard Mid
  Cap Investment Division)............................. 2003      9.66        12.02      1,288.94
                                                        2004     12.02        13.56      1,582.17
                                                        2005     13.56        14.45      1,753.16
                                                        2006     14.45        16.34        899.72
                                                        2007     16.34        15.68        853.20
                                                        2008     15.68         9.54        772.75
                                                        2009      9.54        12.86      1,154.85
                                                        2010     12.86        15.58      1,749.83
                                                        2011     15.58        14.56      2,192.17
                                                        2012     14.56        15.11      2,372.76

MSCI EAFE(R) Index Investment Division (formerly
  Morgan Stanley EAFE(R) Index Investment Division).... 2003      6.98         9.45      1,749.85
                                                        2004      9.45        11.12      6,950.94
                                                        2005     11.12        12.38     10,074.83
                                                        2006     12.38        15.32     11,999.51
                                                        2007     15.32        16.69     18,301.03
                                                        2008     16.69         9.51     21,068.25
                                                        2009      9.51        12.03     25,153.37
                                                        2010     12.03        12.81     21,929.81
                                                        2011     12.81        11.03     28,793.93
                                                        2012     11.03        12.84     27,018.33

Morgan Stanley Mid Cap Growth Investment Division...... 2010     12.87        14.95      1,992.08
                                                        2011     14.95        13.72      2,158.77
                                                        2012     13.72        14.78      2,272.94

                                                              BEGINNING                 NUMBER OF
                                                               OF YEAR    END OF YEAR  ACCUMULATION
                                                             ACCUMULATION ACCUMULATION  UNITS END
INVESTMENT DIVISION                                     YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
-------------------                                     ---- ------------ ------------ ------------
Morgan Stanley Mid Cap Growth Investment Division
  (formerly FI Mid Cap Opportunities Investment
  Division)............................................ 2003    $10.81       $14.32          0.00
                                                        2004     14.32        16.49        658.97
                                                        2005     16.49        17.35      1,509.50
                                                        2006     17.35        19.09      2,459.23
                                                        2007     19.09        20.35      2,108.30
                                                        2008     20.35         8.94      2,035.11
                                                        2009      8.94        11.77      1,886.80
                                                        2010     11.77        12.74          0.00

Neuberger Berman Genesis Investment Division........... 2003     10.81        15.97        971.23
                                                        2004     15.97        18.12      4,164.39
                                                        2005     18.12        18.57      4,090.64
                                                        2006     18.57        21.32      6,961.54
                                                        2007     21.32        20.25      7,513.75
                                                        2008     20.25        12.27      3,711.29
                                                        2009     12.27        13.65      3,092.17
                                                        2010     13.65        16.33      4,407.46
                                                        2011     16.33        16.99      4,427.61
                                                        2012     16.99        18.39      3,719.47

PIMCO Inflation Protected Bond Investment Division
  (5/1/2006)........................................... 2006     10.99        11.10          0.00
                                                        2007     11.10        12.12        576.66
                                                        2008     12.12        11.13      5,855.81
                                                        2009     11.13        12.96      7,713.76
                                                        2010     12.96        13.77     18,661.71
                                                        2011     13.77        15.09     27,526.05
                                                        2012     15.09        16.24     30,929.13

PIMCO Total Return Investment Division................. 2003     11.35        11.68      2,010.07
                                                        2004     11.68        12.09      5,982.63
                                                        2005     12.09        12.19      8,960.97
                                                        2006     12.19        12.56     12,287.44
                                                        2007     12.56        13.32     12,380.76
                                                        2008     13.32        13.19     12,474.41
                                                        2009     13.19        15.35     16,042.59
                                                        2010     15.35        16.38     31,470.36
                                                        2011     16.38        16.66     33,153.67
                                                        2012     16.66        17.95     37,623.30

RCM Technology Investment Division..................... 2003      2.96         4.60        344.29
                                                        2004      4.60         4.34      1,006.93
                                                        2005      4.34         4.75      1,873.94
                                                        2006      4.75         4.93      2,398.63
                                                        2007      4.93         6.40      3,312.84
                                                        2008      6.40         3.50      2,693.54
                                                        2009      3.50         5.49      5,466.84
                                                        2010      5.49         6.92      7,327.23
                                                        2011      6.92         6.15      6,157.15
                                                        2012      6.15         6.79      6,777.42

                                                              BEGINNING                 NUMBER OF
                                                               OF YEAR    END OF YEAR  ACCUMULATION
                                                             ACCUMULATION ACCUMULATION  UNITS END
INVESTMENT DIVISION                                     YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
-------------------                                     ---- ------------ ------------ ------------
Russell 2000(R) Index Investment Division.............. 2003    $ 9.27       $13.32        461.65
                                                        2004     13.32        15.42      2,348.12
                                                        2005     15.42        15.86      3,666.83
                                                        2006     15.86        18.39      4,048.22
                                                        2007     18.39        17.82      5,647.42
                                                        2008     17.82        11.65      6,245.83
                                                        2009     11.65        14.44      9,630.01
                                                        2010     14.44        18.03      9,511.19
                                                        2011     18.03        17.02     11,123.88
                                                        2012     17.02        19.47     13,044.27

SSgA Growth ETF Investment Division (5/1/2006)......... 2006     10.70        11.41          0.00
                                                        2007     11.41        11.88         62.15
                                                        2008     11.88         7.85        160.35
                                                        2009      7.85        10.00      1,690.87
                                                        2010     10.00        11.26      5,164.06
                                                        2011     11.26        10.86      4,556.81
                                                        2012     10.86        12.32     10,346.53

SSgA Growth and Income ETF Investment Division
  (5/1/2006)........................................... 2006     10.51        11.16          0.00
                                                        2007     11.16        11.59          0.00
                                                        2008     11.59         8.57          0.00
                                                        2009      8.57        10.55          0.00
                                                        2010     10.55        11.68          1.77
                                                        2011     11.68        11.64     23,894.32
                                                        2012     11.64        12.95     30,682.84

T. Rowe Price Large Cap Growth Investment Division..... 2003      8.67        11.18        100.79
                                                        2004     11.18        12.10      2,980.22
                                                        2005     12.10        12.68      2,276.90
                                                        2006     12.68        14.12      2,642.90
                                                        2007     14.12        15.20      2,891.75
                                                        2008     15.20         8.69      3,145.27
                                                        2009      8.69        12.26      4,973.76
                                                        2010     12.26        14.11      8,126.80
                                                        2011     14.11        13.73      7,835.33
                                                        2012     13.73        16.07      9,455.48

T. Rowe Price Mid Cap Growth Investment Division....... 2003      4.54         6.12        526.10
                                                        2004      6.12         7.11        981.52
                                                        2005      7.11         8.04      1,933.12
                                                        2006      8.04         8.42      6,384.30
                                                        2007      8.42         9.76      6,591.80
                                                        2008      9.76         5.80      9,133.51
                                                        2009      5.80         8.32     10,331.13
                                                        2010      8.32        10.48     11,527.22
                                                        2011     10.48        10.16     10,875.40
                                                        2012     10.16        11.39     11,187.35

                                                              BEGINNING                 NUMBER OF
                                                               OF YEAR    END OF YEAR  ACCUMULATION
                                                             ACCUMULATION ACCUMULATION  UNITS END
INVESTMENT DIVISION                                     YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
-------------------                                     ---- ------------ ------------ ------------
T. Rowe Price Small Cap Growth Investment Division..... 2003    $ 8.67       $12.06          0.00
                                                        2004     12.06        13.20          6.04
                                                        2005     13.20        14.41        228.27
                                                        2006     14.41        14.72        599.02
                                                        2007     14.72        15.90        825.91
                                                        2008     15.90         9.98        859.37
                                                        2009      9.98        13.65        695.66
                                                        2010     13.65        18.13      1,333.68
                                                        2011     18.13        18.13      1,265.31
                                                        2012     18.13        20.73      1,859.47

Third Avenue Small Cap Value Investment Division....... 2003      8.23        11.48          0.00
                                                        2004     11.48        14.32          1.76
                                                        2005     14.32        16.30        230.07
                                                        2006     16.30        18.19        791.70
                                                        2007     18.19        17.39        770.75
                                                        2008     17.39        12.03      1,334.34
                                                        2009     12.03        15.01      1,308.09
                                                        2010     15.01        17.74      1,203.58
                                                        2011     17.74        15.92      1,215.23
                                                        2012     15.92        18.53        804.43

Western Asset Management Strategic Bond Opportunities
  Investment Division.................................. 2003     16.99        18.87         51.08
                                                        2004     18.87        19.77        465.44
                                                        2005     19.77        20.00      1,665.10
                                                        2006     20.00        20.67      3,192.35
                                                        2007     20.67        21.14      3,466.92
                                                        2008     21.14        17.67      2,912.02
                                                        2009     17.67        22.99      3,222.66
                                                        2010     22.99        25.49      6,506.19
                                                        2011     25.49        26.60      7,088.18
                                                        2012     26.60        29.19      6,999.04

Western Asset Management U.S. Government Investment
  Division............................................. 2003     15.55        15.59        119.97
                                                        2004     15.59        15.78        372.78
                                                        2005     15.78        15.78        884.03
                                                        2006     15.78        16.17      1,488.25
                                                        2007     16.17        16.59      2,072.44
                                                        2008     16.59        16.27      2,481.71
                                                        2009     16.27        16.70      2,910.79
                                                        2010     16.70        17.37      4,893.25
                                                        2011     17.37        18.03      4,616.60
                                                        2012     18.03        18.32      4,997.47

                       METLIFE FINANCIAL FREEDOM SELECT
                         1.30 SEPARATE ACCOUNT CHARGE


                                                              BEGINNING                 NUMBER OF
                                                               OF YEAR    END OF YEAR  ACCUMULATION
                                                             ACCUMULATION ACCUMULATION  UNITS END
INVESTMENT DIVISION                                     YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
-------------------                                     ---- ------------ ------------ ------------
American Funds(R) Balanced Allocation Investment
  Division (Class C) (4/28/2008)....................... 2008   $ 10.00      $  7.02       2,631.53
                                                        2009      7.02         8.96      35,884.95
                                                        2010      8.96         9.92      51,686.81
                                                        2011      9.92         9.58     118,582.42
                                                        2012      9.58        10.74     126,259.80

American Funds Bond Investment Division+ (Class 2)
  (5/1/2006)........................................... 2006     14.62        15.33       4,179.95
                                                        2007     15.33        15.60      15,641.01
                                                        2008     15.60        13.92      14,532.93
                                                        2009     13.92        15.44      16,978.55
                                                        2010     15.44        16.18      19,186.29
                                                        2011     16.18        16.90      18,589.37
                                                        2012     16.90        17.54      19,771.35

American Funds Global Small Capitalization+ Investment
  Division (Class 2)................................... 2003     10.73        16.23       1,254.51
                                                        2004     16.23        19.32       7,105.46
                                                        2005     19.32        23.84      16,415.78
                                                        2006     23.84        29.13      28,404.08
                                                        2007     29.13        34.82      40,438.60
                                                        2008     34.82        15.93      47,237.15
                                                        2009     15.93        25.31      63,693.22
                                                        2010     25.31        30.50      67,191.17
                                                        2011     30.50        24.28      77,000.36
                                                        2012     24.28        28.26      80,472.77

American Funds(R) Growth Allocation Investment
  Division (Class C) (4/28/2008)....................... 2008      9.99         6.36       6,559.95
                                                        2009      6.36         8.42      77,454.83
                                                        2010      8.42         9.43      86,791.05
                                                        2011      9.43         8.87     137,806.54
                                                        2012      8.87        10.17     128,953.93

American Funds Growth Investment Division+ (Class 2)... 2003     83.15       112.00       1,908.25
                                                        2004    112.00       124.06       5,585.20
                                                        2005    124.06       141.94       9,723.43
                                                        2006    141.94       154.04      15,774.53
                                                        2007    154.04       170.39      18,009.84
                                                        2008    170.39        93.99      19,606.98
                                                        2009     93.99       129.02      23,055.17
                                                        2010    129.02       150.77      24,930.01
                                                        2011    150.77       142.10      26,253.35
                                                        2012    142.10       164.94      26,242.27

                                                              BEGINNING                 NUMBER OF
                                                               OF YEAR    END OF YEAR  ACCUMULATION
                                                             ACCUMULATION ACCUMULATION  UNITS END
INVESTMENT DIVISION                                     YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
-------------------                                     ---- ------------ ------------ ------------
American Funds Growth-Income Investment Division+
  (Class 2)............................................ 2003   $ 66.85      $ 87.16       3,013.83
                                                        2004     87.16        94.72       7,944.50
                                                        2005     94.72        98.71      11,558.81
                                                        2006     98.71       111.97      14,967.77
                                                        2007    111.97       115.80      18,636.08
                                                        2008    115.80        70.86      20,705.15
                                                        2009     70.86        91.57      24,541.79
                                                        2010     91.57       100.46      26,438.87
                                                        2011    100.46        97.11      25,739.18
                                                        2012     97.11       112.32      26,584.74

American Funds(R) Moderate Allocation Investment
  Division (Class C) (4/28/2008)....................... 2008     10.01         7.69       1,563.29
                                                        2009      7.69         9.37      32,245.98
                                                        2010      9.37        10.16      37,963.13
                                                        2011     10.16        10.05      58,716.50
                                                        2012     10.05        11.00      77,514.40

Barclays Capital Aggregate Bond Index Investment
  Division............................................. 2003     12.28        12.54      20,085.04
                                                        2004     12.54        12.85      47,752.02
                                                        2005     12.85        12.92      92,725.98
                                                        2006     12.92        13.24     106,127.97
                                                        2007     13.24        13.94     116,421.35
                                                        2008     13.94        14.53     101,814.51
                                                        2009     14.53        15.06     120,592.93
                                                        2010     15.06        15.71     127,451.82
                                                        2011     15.71        16.64     133,805.83
                                                        2012     16.64        17.02     151,498.39

BlackRock Bond Income Investment Division.............. 2003     42.76        44.56       1,481.26
                                                        2004     44.56        45.82       5,624.95
                                                        2005     45.82        46.20       7,646.56
                                                        2006     46.20        47.50      11,089.78
                                                        2007     47.50        49.70      12,917.97
                                                        2008     49.70        47.26      13,180.50
                                                        2009     47.26        50.94      11,883.54
                                                        2010     50.94        54.33      11,007.03
                                                        2011     54.33        57.02      10,042.55
                                                        2012     57.02        60.37      10,032.45

BlackRock Large Cap Core Investment Division*.......... 2007     79.98        80.72       3,305.85
                                                        2008     80.72        49.95       3,192.64
                                                        2009     49.95        58.77       2,528.40
                                                        2010     58.77        65.24       2,647.33
                                                        2011     65.24        64.56       3,505.65
                                                        2012     64.56        72.27       4,160.88

BlackRock Large Cap Investment Division................ 2003     47.92        61.45         591.57
                                                        2004     61.45        67.09       2,610.30
                                                        2005     67.09        68.42       3,234.00
                                                        2006     68.42        76.88       3,193.59
                                                        2007     76.88        80.66           0.00

                                                              BEGINNING                 NUMBER OF
                                                               OF YEAR    END OF YEAR  ACCUMULATION
                                                             ACCUMULATION ACCUMULATION  UNITS END
INVESTMENT DIVISION                                     YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
-------------------                                     ---- ------------ ------------ ------------
BlackRock Large Cap Value Investment Division.......... 2003    $ 7.91       $10.58        207.85
                                                        2004     10.58        11.82      3,956.72
                                                        2005     11.82        12.32      5,567.18
                                                        2006     12.32        14.49      9,625.48
                                                        2007     14.49        14.74     18,627.73
                                                        2008     14.74         9.44     23,978.16
                                                        2009      9.44        10.35     26,748.29
                                                        2010     10.35        11.13     34,172.04
                                                        2011     11.13        11.21     35,985.43
                                                        2012     11.21        12.61     43,720.03

BlackRock Legacy Large Cap Growth Investment Division.. 2003     17.94        23.96         19.58
                                                        2004     23.96        25.67        383.03
                                                        2005     25.67        27.05        496.87
                                                        2006     27.05        27.74      1,265.24
                                                        2007     27.74        32.43      1,338.96
                                                        2008     32.43        20.26      2,890.03
                                                        2009     20.26        27.30      5,421.79
                                                        2010     27.30        32.20      5,935.03
                                                        2011     32.20        28.87      7,593.82
                                                        2012     28.87        32.51     10,254.74

BlackRock Legacy Large Cap Growth Investment Division
  (formerly FI Large Cap Investment Division).......... 2006     17.25        17.46         58.23
                                                        2007     17.46        17.88        444.06
                                                        2008     17.88         9.71        585.67
                                                        2009      9.71        10.12          0.00

BlackRock Money Market Investment Division (5/1/2003).. 2003     22.61        22.49          0.00
                                                        2004     22.49        22.36          0.00
                                                        2005     22.36        22.65          0.00
                                                        2006     22.65        23.38          0.00
                                                        2007     23.38        24.19          0.00
                                                        2008     24.19        24.49          0.00
                                                        2009     24.49        24.24          0.00
                                                        2010     24.24        23.93          0.00
                                                        2011     23.93        23.62          0.00
                                                        2012     23.62        23.31          0.00

Calvert VP SRI Balanced Investment Division............ 2003     17.13        20.18      1,918.65
                                                        2004     20.18        21.57      4,593.81
                                                        2005     21.57        22.49      7,424.82
                                                        2006     22.49        24.15      8,311.30
                                                        2007     24.15        24.49      9,079.89
                                                        2008     24.49        16.60      8,928.73
                                                        2009     16.60        20.53      9,306.13
                                                        2010     20.53        22.72      9,589.21
                                                        2011     22.72        23.45     10,584.34
                                                        2012     23.45        25.58     10,195.29

                                                              BEGINNING                 NUMBER OF
                                                               OF YEAR    END OF YEAR  ACCUMULATION
                                                             ACCUMULATION ACCUMULATION  UNITS END
INVESTMENT DIVISION                                     YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
-------------------                                     ---- ------------ ------------ ------------
Clarion Global Real Estate Investment Division
  (5/1/2004)........................................... 2004    $ 9.99       $12.84      5,322.67
                                                        2005     12.84        14.36     14,667.91
                                                        2006     14.36        19.50     25,498.77
                                                        2007     19.50        16.36     35,878.78
                                                        2008     16.36         9.41     38,464.10
                                                        2009      9.41        12.52     40,091.83
                                                        2010     12.52        14.35     41,121.47
                                                        2011     14.35        13.38     39,439.81
                                                        2012     13.38        16.63     36,581.71

Davis Venture Value Investment Division................ 2003     21.78        28.11        664.92
                                                        2004     28.11        31.06      4,447.76
                                                        2005     31.06        33.72     13,592.62
                                                        2006     33.72        38.06     28,002.64
                                                        2007     38.06        39.20     34,928.19
                                                        2008     39.20        23.40     36,081.94
                                                        2009     23.40        30.41     41,118.00
                                                        2010     30.41        33.53     43,700.94
                                                        2011     33.53        31.68     43,250.62
                                                        2012     31.68        35.22     41,754.36

FI Value Leaders Investment Division................... 2003     18.71        23.43         35.20
                                                        2004     23.43        26.26        177.38
                                                        2005     26.26        28.62      1,050.87
                                                        2006     28.62        31.55        942.92
                                                        2007     31.55        32.37      1,813.16
                                                        2008     32.37        19.45      1,960.29
                                                        2009     19.45        23.33      2,540.49
                                                        2010     23.33        26.32      2,804.64
                                                        2011     26.32        24.32      3,389.31
                                                        2012     24.32        27.72      3,137.64

Harris Oakmark International Investment Division....... 2003      8.84        11.78        208.96
                                                        2004     11.78        14.01      4,441.45
                                                        2005     14.01        15.80     16,084.95
                                                        2006     15.80        20.10     37,615.27
                                                        2007     20.10        19.61     43,819.92
                                                        2008     19.61        11.44     43,519.19
                                                        2009     11.44        17.52     52,093.22
                                                        2010     17.52        20.13     59,032.72
                                                        2011     20.13        17.04     67,871.84
                                                        2012     17.04        21.74     64,524.26

Invesco Small Cap Growth Investment Division........... 2003      8.48        11.62        182.58
                                                        2004     11.62        12.21        511.32
                                                        2005     12.21        13.05      1,033.94
                                                        2006     13.05        14.71      1,207.37
                                                        2007     14.71        16.13      1,491.25
                                                        2008     16.13         9.75      5,272.31
                                                        2009      9.75        12.88      8,765.61
                                                        2010     12.88        16.05      9,403.99
                                                        2011     16.05        15.67     10,916.19
                                                        2012     15.67        18.29     10,847.23

                                                              BEGINNING                 NUMBER OF
                                                               OF YEAR    END OF YEAR  ACCUMULATION
                                                             ACCUMULATION ACCUMULATION  UNITS END
INVESTMENT DIVISION                                     YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
-------------------                                     ---- ------------ ------------ ------------
Janus Forty Investment Division (4/30/2007)............ 2007   $149.54      $183.57        128.73
                                                        2008    183.57       105.10      1,781.20
                                                        2009    105.10       148.20      2,785.17
                                                        2010    148.20       160.03      3,095.25
                                                        2011    160.03       146.05      3,238.96
                                                        2012    146.05       176.61      3,862.50

Jennison Growth Investment Division.................... 2012      9.25         8.93     26,777.73

Jennison Growth Investment Division (formerly
  Oppenheimer Capital Appreciation Investment Division) 2003      6.29         7.98        940.97
                                                        2004      7.98         8.38      3,390.58
                                                        2005      8.38         8.67      5,442.23
                                                        2006      8.67         9.21      8,140.24
                                                        2007      9.21        10.39     12,572.77
                                                        2008     10.39         5.54     14,152.91
                                                        2009      5.54         7.86     14,413.61
                                                        2010      7.86         8.49     19,817.63
                                                        2011      8.49         8.26     22,875.86
                                                        2012      8.26         9.30          0.00

Loomis Sayles Small Cap Core Investment Division....... 2003     17.35        23.37        436.65
                                                        2004     23.37        26.82      1,219.11
                                                        2005     26.82        28.24      2,463.70
                                                        2006     28.24        32.44      3,705.90
                                                        2007     32.44        35.75      6,825.27
                                                        2008     35.75        22.56      8,658.17
                                                        2009     22.56        28.93      9,112.87
                                                        2010     28.93        36.33      9,487.55
                                                        2011     36.33        35.99     10,898.00
                                                        2012     35.99        40.59     10,110.57

Loomis Sayles Small Cap Growth Investment Division..... 2003      6.25         8.92        861.82
                                                        2004      8.92         9.79      3,198.31
                                                        2005      9.79        10.08      4,278.03
                                                        2006     10.08        10.92      5,493.72
                                                        2007     10.92        11.25      6,326.66
                                                        2008     11.25         6.51      7,769.04
                                                        2009      6.51         8.34      9,216.93
                                                        2010      8.34        10.81     11,366.04
                                                        2011     10.81        10.97     14,817.54
                                                        2012     10.97        12.00     15,646.18

Lord Abbett Bond Debenture Investment Division......... 2003     13.65        16.05        992.83
                                                        2004     16.05        17.14      5,397.78
                                                        2005     17.14        17.17     10,786.13
                                                        2006     17.17        18.50     15,648.49
                                                        2007     18.50        19.46     21,232.32
                                                        2008     19.46        15.63     22,981.94
                                                        2009     15.63        21.11     24,179.23
                                                        2010     21.11        23.54     27,456.23
                                                        2011     23.54        24.27     27,867.79
                                                        2012     24.27        27.05     29,895.40

                                                              BEGINNING                 NUMBER OF
                                                               OF YEAR    END OF YEAR  ACCUMULATION
                                                             ACCUMULATION ACCUMULATION  UNITS END
INVESTMENT DIVISION                                     YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
-------------------                                     ---- ------------ ------------ ------------
Lord Abbett Mid Cap Value Investment Division.......... 2012    $25.66       $26.40     34,346.99

Lord Abbett Mid Cap Value Investment
  Division (formerly Neuberger Berman Mid Cap Value
  Investment Division)................................. 2003     13.38        17.99      6,300.85
                                                        2004     17.99        21.78     12,910.42
                                                        2005     21.78        24.06     24,228.49
                                                        2006     24.06        26.41     32,571.06
                                                        2007     26.41        26.90     37,834.81
                                                        2008     26.90        13.95     40,957.57
                                                        2009     13.95        20.34     41,369.04
                                                        2010     20.34        25.31     42,070.33
                                                        2011     25.31        23.31     39,577.97
                                                        2012     23.31        25.79          0.00

Met/Artisan Mid Cap Value Investment Division.......... 2003     23.39        30.55      1,755.56
                                                        2004     30.55        33.07      5,787.83
                                                        2005     33.07        35.81     12,211.04
                                                        2006     35.81        39.65     15,415.48
                                                        2007     39.65        36.37     16,720.02
                                                        2008     36.37        19.33     15,675.24
                                                        2009     19.33        26.95     16,751.51
                                                        2010     26.95        30.53     15,624.85
                                                        2011     30.53        32.09     14,522.44
                                                        2012     32.09        35.34     14,601.88

Met/Franklin Income Investment Division (4/28/2008).... 2008      9.99         7.99        560.21
                                                        2009      7.99        10.08      6,951.84
                                                        2010     10.08        11.13     10,665.08
                                                        2011     11.13        11.22     15,082.34
                                                        2012     11.22        12.45     21,226.41

Met/Franklin Low Duration Total Return Investment
  Division (5/2/2011).................................. 2011      9.98         9.77        800.92
                                                        2012      9.77        10.07     11,340.82

Met/Franklin Mutual Shares Investment Division
  (4/28/2008).......................................... 2008      9.99         6.60        678.26
                                                        2009      6.60         8.14      7,047.17
                                                        2010      8.14         8.92      9,430.97
                                                        2011      8.92         8.75     15,195.81
                                                        2012      8.75         9.84     11,380.62

Met/Franklin Templeton Founding Strategy Investment
  Division (4/28/2008)................................. 2008      9.99         7.03      1,798.91
                                                        2009      7.03         8.93     37,257.96
                                                        2010      8.93         9.70     47,853.10
                                                        2011      9.70         9.40     66,407.86
                                                        2012      9.40        10.78     78,306.15

Met/Templeton Growth Investment Division (4/28/2008)... 2008      9.99         6.57          0.00
                                                        2009      6.57         8.60      4,684.01
                                                        2010      8.60         9.14      6,926.56
                                                        2011      9.14         8.40      7,259.75
                                                        2012      8.40        10.13     12,551.03

                                                              BEGINNING                 NUMBER OF
                                                               OF YEAR    END OF YEAR  ACCUMULATION
                                                             ACCUMULATION ACCUMULATION  UNITS END
INVESTMENT DIVISION                                     YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
-------------------                                     ---- ------------ ------------ ------------
MetLife Aggressive Strategy Investment Division........ 2011    $12.23       $10.48      13,856.19
                                                        2012     10.48        12.08      10,117.21

MetLife Aggressive Strategy Investment Division
  (formerly MetLife Aggressive Allocation Investment
  Division) (5/1/2005)................................. 2005      9.99        11.15       3,359.18
                                                        2006     11.15        12.73       5,819.60
                                                        2007     12.73        12.98      14,094.74
                                                        2008     12.98         7.63      15,193.46
                                                        2009      7.63         9.90      19,602.40
                                                        2010      9.90        11.31      18,400.42
                                                        2011     11.31        12.27           0.00

MetLife Conservative Allocation Investment Division
  (5/1/2005)........................................... 2005      9.99        10.30       1,175.75
                                                        2006     10.30        10.87       4,128.53
                                                        2007     10.87        11.33       6,370.56
                                                        2008     11.33         9.57      10,147.11
                                                        2009      9.57        11.39      23,632.42
                                                        2010     11.39        12.37      34,512.17
                                                        2011     12.37        12.61      69,043.32
                                                        2012     12.61        13.59      82,696.74

MetLife Conservative to Moderate Allocation Investment
  Division (5/1/2005).................................. 2005      9.99        10.52       2,212.95
                                                        2006     10.52        11.36      15,593.91
                                                        2007     11.36        11.76      40,950.77
                                                        2008     11.76         9.10      68,542.11
                                                        2009      9.10        11.11      63,745.06
                                                        2010     11.11        12.23      83,743.46
                                                        2011     12.23        12.20     122,289.61
                                                        2012     12.20        13.42     146,980.59

MetLife Mid Cap Stock Index Investment Division........ 2003      8.64        11.47       5,819.44
                                                        2004     11.47        13.11      10,497.05
                                                        2005     13.11        14.49      22,360.55
                                                        2006     14.49        15.71      29,660.75
                                                        2007     15.71        16.67      36,068.29
                                                        2008     16.67        10.47      44,570.58
                                                        2009     10.47        14.14      42,534.39
                                                        2010     14.14        17.58      40,892.15
                                                        2011     17.58        16.97      49,829.25
                                                        2012     16.97        19.66      51,997.80

MetLife Moderate Allocation Investment Division
  (5/1/2005)........................................... 2005      9.99        10.75      11,668.37
                                                        2006     10.75        11.87      67,045.34
                                                        2007     11.87        12.22     120,718.32
                                                        2008     12.22         8.61     152,563.63
                                                        2009      8.61        10.75     222,239.06
                                                        2010     10.75        12.01     273,868.31
                                                        2011     12.01        11.70     287,084.29
                                                        2012     11.70        13.07     352,695.09

                                                            BEGINNING                 NUMBER OF
                                                             OF YEAR    END OF YEAR  ACCUMULATION
                                                           ACCUMULATION ACCUMULATION  UNITS END
INVESTMENT DIVISION                                   YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
-------------------                                   ---- ------------ ------------ ------------
MetLife Moderate to Aggressive Allocation Investment
  Division (5/1/2005)................................ 2005    $ 9.99       $10.98         309.33
                                                      2006     10.98        12.38      45,181.90
                                                      2007     12.38        12.69     173,779.52
                                                      2008     12.69         8.12     160,279.43
                                                      2009      8.12        10.35     253,121.59
                                                      2010     10.35        11.72     393,727.14
                                                      2011     11.72        11.13     460,084.36
                                                      2012     11.13        12.68     475,707.50

MetLife Stock Index Investment Division.............. 2003     27.14        34.25       8,207.04
                                                      2004     34.25        37.29      25,924.52
                                                      2005     37.29        38.42      48,991.14
                                                      2006     38.42        43.68      61,260.76
                                                      2007     43.68        45.26      66,152.91
                                                      2008     45.26        28.03      79,921.98
                                                      2009     28.03        34.83      78,376.53
                                                      2010     34.83        39.37      87,739.79
                                                      2011     39.37        39.50      96,361.55
                                                      2012     39.50        45.00     101,093.67

MFS(R) Research International Investment Division.... 2003      7.30         9.51       1,173.20
                                                      2004      9.51        11.23       4,798.84
                                                      2005     11.23        12.91       8,939.85
                                                      2006     12.91        16.12      18,776.94
                                                      2007     16.12        18.03      26,177.24
                                                      2008     18.03        10.26      39,061.04
                                                      2009     10.26        13.32      43,850.06
                                                      2010     13.32        14.65      43,633.23
                                                      2011     14.65        12.91      44,769.26
                                                      2012     12.91        14.87      41,344.92

MFS(R) Total Return Investment Division.............. 2003     32.23        37.14       1,772.11
                                                      2004     37.14        40.68       6,580.74
                                                      2005     40.68        41.31      10,059.10
                                                      2006     41.31        45.64      12,375.50
                                                      2007     45.64        46.90      15,030.22
                                                      2008     46.90        35.95      12,993.98
                                                      2009     35.95        41.98      14,899.44
                                                      2010     41.98        45.50      14,891.42
                                                      2011     45.50        45.88      15,369.44
                                                      2012     45.88        50.41      17,107.94

MFS(R) Value Investment Division..................... 2003      9.71        12.00      10,221.49
                                                      2004     12.00        13.17      18,229.30
                                                      2005     13.17        12.79      26,656.12
                                                      2006     12.79        14.87      31,680.13
                                                      2007     14.87        14.09      38,874.85
                                                      2008     14.09         9.22      37,791.46
                                                      2009      9.22        10.97      42,121.12
                                                      2010     10.97        12.04      43,477.77
                                                      2011     12.04        11.96      34,396.69
                                                      2012     11.96        13.74      34,342.11

                                                           BEGINNING                 NUMBER OF
                                                            OF YEAR    END OF YEAR  ACCUMULATION
                                                          ACCUMULATION ACCUMULATION  UNITS END
INVESTMENT DIVISION                                  YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
-------------------                                  ---- ------------ ------------ ------------
MLA Mid Cap Investment Division
  (formerly Lazard Mid Cap Investment Division)..... 2003    $ 9.67       $12.05       1,038.85
                                                     2004     12.05        13.61       2,361.56
                                                     2005     13.61        14.51       3,263.02
                                                     2006     14.51        16.43       8,026.22
                                                     2007     16.43        15.78      10,653.28
                                                     2008     15.78         9.61       9,981.88
                                                     2009      9.61        12.97      10,818.50
                                                     2010     12.97        15.73      10,069.99
                                                     2011     15.73        14.71      10,918.42
                                                     2012     14.71        15.28       9,159.90

MSCI EAFE(R) Index Investment Division
  (formerly Morgan Stanley EAFE(R) Index Investment
  Division)......................................... 2003      7.01         9.50      13,651.82
                                                     2004      9.50        11.19      27,550.49
                                                     2005     11.19        12.47      41,684.88
                                                     2006     12.47        15.44      54,371.66
                                                     2007     15.44        16.85      65,823.33
                                                     2008     16.85         9.61      85,082.09
                                                     2009      9.61        12.17      90,450.02
                                                     2010     12.17        12.96      92,378.75
                                                     2011     12.96        11.18      99,751.62
                                                     2012     11.18        13.02     104,860.21

Morgan Stanley Mid Cap Growth Investment Division... 2010     13.04        15.16       8,071.74
                                                     2011     15.16        13.92      11,279.71
                                                     2012     13.92        15.02       6,334.72

Morgan Stanley Mid Cap Growth Investment Division
  (formerly FI Mid Cap Opportunities Investment
  Division)......................................... 2003     10.87        14.41           0.00
                                                     2004     14.41        16.62       2,034.83
                                                     2005     16.62        17.50       3,054.68
                                                     2006     17.50        19.27       3,011.15
                                                     2007     19.27        20.57       5,910.11
                                                     2008     20.57         9.04       5,575.85
                                                     2009      9.04        11.92       5,817.85
                                                     2010     11.92        12.91           0.00

Neuberger Berman Genesis Investment Division........ 2003     10.84        16.03       7,055.96
                                                     2004     16.03        18.20      17,455.80
                                                     2005     18.20        18.67      27,140.41
                                                     2006     18.67        21.46      29,225.58
                                                     2007     21.46        20.40      31,186.86
                                                     2008     20.40        12.37      30,480.30
                                                     2009     12.37        13.78      31,525.39
                                                     2010     13.78        16.50      29,188.76
                                                     2011     16.50        17.19      23,674.65
                                                     2012     17.19        18.62      22,329.08

                                                          BEGINNING                 NUMBER OF
                                                           OF YEAR    END OF YEAR  ACCUMULATION
                                                         ACCUMULATION ACCUMULATION  UNITS END
INVESTMENT DIVISION                                 YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
-------------------                                 ---- ------------ ------------ ------------
PIMCO Inflation Protected Bond Investment Division
  (5/1/2006)....................................... 2006    $11.02       $11.14       2,303.23
                                                    2007     11.14        12.18       1,951.66
                                                    2008     12.18        11.20      27,096.87
                                                    2009     11.20        13.05      31,817.32
                                                    2010     13.05        13.88      45,893.63
                                                    2011     13.88        15.23      58,893.54
                                                    2012     15.23        16.40      98,950.03

PIMCO Total Return Investment Division............. 2003     11.37        11.71       4,216.29
                                                    2004     11.71        12.13      18,810.86
                                                    2005     12.13        12.25      41,307.11
                                                    2006     12.25        12.64      67,095.50
                                                    2007     12.64        13.41      80,517.67
                                                    2008     13.41        13.30     101,481.29
                                                    2009     13.30        15.49     128,561.48
                                                    2010     15.49        16.54     145,520.29
                                                    2011     16.54        16.84     146,435.37
                                                    2012     16.84        18.17     168,026.40

RCM Technology Investment Division................. 2003      2.96         4.61       1,331.34
                                                    2004      4.61         4.35       6,686.22
                                                    2005      4.35         4.77       9,440.12
                                                    2006      4.77         4.96      13,847.75
                                                    2007      4.96         6.44      15,799.74
                                                    2008      6.44         3.53      20,087.22
                                                    2009      3.53         5.54      25,129.08
                                                    2010      5.54         6.99      30,849.37
                                                    2011      6.99         6.21      34,248.55
                                                    2012      6.21         6.88      39,148.80

Russell 2000(R) Index Investment Division.......... 2003      9.31        13.39       5,292.97
                                                    2004     13.39        15.51      12,562.79
                                                    2005     15.51        15.97      19,201.60
                                                    2006     15.97        18.54      24,030.54
                                                    2007     18.54        17.99      30,128.97
                                                    2008     17.99        11.77      31,114.92
                                                    2009     11.77        14.61      31,264.57
                                                    2010     14.61        18.25      33,126.76
                                                    2011     18.25        17.24      34,241.67
                                                    2012     17.24        19.75      35,218.39

SSgA Growth ETF Investment Division (5/1/2006)..... 2006     10.71        11.43           0.00
                                                    2007     11.43        11.91       1,481.95
                                                    2008     11.91         7.88       1,590.76
                                                    2009      7.88        10.04       8,371.48
                                                    2010     10.04        11.32      16,964.90
                                                    2011     11.32        10.93      13,528.17
                                                    2012     10.93        12.41      17,358.64

                                                          BEGINNING                 NUMBER OF
                                                           OF YEAR    END OF YEAR  ACCUMULATION
                                                         ACCUMULATION ACCUMULATION  UNITS END
INVESTMENT DIVISION                                 YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
-------------------                                 ---- ------------ ------------ ------------
SSgA Growth and Income ETF Investment Division
  (5/1/2006)....................................... 2006    $10.51       $11.17          0.00
                                                    2007     11.17        11.62        807.57
                                                    2008     11.62         8.59        796.14
                                                    2009      8.59        10.60      2,282.99
                                                    2010     10.60        11.74     15,438.69
                                                    2011     11.74        11.71     26,637.46
                                                    2012     11.71        13.04     28,919.72

T. Rowe Price Large Cap Growth Investment Division. 2003      8.71        11.24      2,228.75
                                                    2004     11.24        12.17      7,950.56
                                                    2005     12.17        12.77     12,533.58
                                                    2006     12.77        14.23     18,411.25
                                                    2007     14.23        15.34     22,993.55
                                                    2008     15.34         8.78     20,653.91
                                                    2009      8.78        12.39     22,747.12
                                                    2010     12.39        14.28     25,221.50
                                                    2011     14.28        13.91     33,104.75
                                                    2012     13.91        16.30     33,522.43

T. Rowe Price Mid Cap Growth Investment Division... 2003      4.55         6.14      2,759.96
                                                    2004      6.14         7.14      8,853.66
                                                    2005      7.14         8.08     18,443.49
                                                    2006      8.08         8.47     27,143.41
                                                    2007      8.47         9.83     39,282.99
                                                    2008      9.83         5.84     47,398.12
                                                    2009      5.84         8.39     64,008.01
                                                    2010      8.39        10.58     73,858.53
                                                    2011     10.58        10.27     83,813.75
                                                    2012     10.27        11.53     94,991.41

T. Rowe Price Small Cap Growth Investment Division. 2003      8.72        12.14        283.40
                                                    2004     12.14        13.30      7,007.65
                                                    2005     13.30        14.53      8,186.87
                                                    2006     14.53        14.87     10,355.33
                                                    2007     14.87        16.07     10,756.81
                                                    2008     16.07        10.10     10,279.57
                                                    2009     10.10        13.83     10,384.15
                                                    2010     13.83        18.38     13,040.96
                                                    2011     18.38        18.41     15,825.45
                                                    2012     18.41        21.06     18,987.02

Third Avenue Small Cap Value Investment Division... 2003      8.23        11.49         29.50
                                                    2004     11.49        14.35        474.81
                                                    2005     14.35        16.36      5,666.90
                                                    2006     16.36        18.27      9,126.40
                                                    2007     18.27        17.49     10,474.99
                                                    2008     17.49        12.11     10,563.96
                                                    2009     12.11        15.12     13,039.77
                                                    2010     15.12        17.90     15,608.22
                                                    2011     17.90        16.08     17,325.51
                                                    2012     16.08        18.73     16,272.40

                                                             BEGINNING                 NUMBER OF
                                                              OF YEAR    END OF YEAR  ACCUMULATION
                                                            ACCUMULATION ACCUMULATION  UNITS END
INVESTMENT DIVISION                                    YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
-------------------                                    ---- ------------ ------------ ------------
Western Asset Management Strategic Bond Opportunities
  Investment Division................................. 2003    $17.13       $19.04        389.90
                                                       2004     19.04        19.98      6,424.70
                                                       2005     19.98        20.22     12,349.61
                                                       2006     20.22        20.93     14,381.41
                                                       2007     20.93        21.42     17,530.31
                                                       2008     21.42        17.92     15,034.01
                                                       2009     17.92        23.34     14,292.74
                                                       2010     23.34        25.91     16,052.15
                                                       2011     25.91        27.06     15,524.85
                                                       2012     27.06        29.73     14,222.11

Western Asset Management U.S. Government Investment
  Division............................................ 2003     15.68        15.73        926.93
                                                       2004     15.73        15.95      5,024.99
                                                       2005     15.95        15.96     11,883.68
                                                       2006     15.96        16.37     16,352.16
                                                       2007     16.37        16.81     19,693.73
                                                       2008     16.81        16.50     14,702.25
                                                       2009     16.50        16.96     16,976.71
                                                       2010     16.96        17.66     19,610.92
                                                       2011     17.66        18.35     18,333.30
                                                       2012     18.35        18.66     19,656.67

                       METLIFE FINANCIAL FREEDOM SELECT
                         1.25 SEPARATE ACCOUNT CHARGE


                                                              BEGINNING                 NUMBER OF
                                                               OF YEAR    END OF YEAR  ACCUMULATION
                                                             ACCUMULATION ACCUMULATION  UNITS END
INVESTMENT DIVISION                                     YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
-------------------                                     ---- ------------ ------------ ------------
American Funds(R) Balanced Allocation Investment
  Division (Class C) (4/28/2008)....................... 2008   $ 10.00      $  7.02      23,695.39
                                                        2009      7.02         8.96      49,092.20
                                                        2010      8.96         9.93      78,862.40
                                                        2011      9.93         9.60     117,316.24
                                                        2012      9.60        10.76     222,921.00

American Funds Bond Investment Division+ (Class 2)
  (5/1/2006)........................................... 2006     14.69        15.41      11,192.15
                                                        2007     15.41        15.68      30,652.67
                                                        2008     15.68        14.00      31,408.07
                                                        2009     14.00        15.53      45,274.00
                                                        2010     15.53        16.29      54,084.24
                                                        2011     16.29        17.03      57,143.99
                                                        2012     17.03        17.67      61,349.14

American Funds Global Small Capitalization+ Investment
  Division (Class 2)................................... 2003     10.76        16.28       9,980.89
                                                        2004     16.28        19.38      32,169.56
                                                        2005     19.38        23.94      53,815.74
                                                        2006     23.94        29.25      90,191.95
                                                        2007     29.25        34.99     131,719.59
                                                        2008     34.99        16.02     169,468.34
                                                        2009     16.02        25.45     193,439.03
                                                        2010     25.45        30.70     208,123.10
                                                        2011     30.70        24.45     227,702.89
                                                        2012     24.45        28.46     231,303.49

American Funds(R) Growth Allocation Investment
  Division (Class C) (4/28/2008)....................... 2008      9.99         6.36      64,878.63
                                                        2009      6.36         8.43     152,387.42
                                                        2010      8.43         9.44     178,649.80
                                                        2011      9.44         8.89     223,516.07
                                                        2012      8.89        10.19     289,423.69

American Funds Growth Investment Division+ (Class 2)... 2003     83.94       113.13       2,601.77
                                                        2004    113.13       125.36      11,142.92
                                                        2005    125.36       143.50      20,806.09
                                                        2006    143.50       155.81      34,951.88
                                                        2007    155.81       172.44      44,644.32
                                                        2008    172.44        95.17      54,705.21
                                                        2009     95.17       130.70      62,292.46
                                                        2010    130.70       152.81      68,284.27
                                                        2011    152.81       144.10      71,930.06
                                                        2012    144.10       167.34      72,680.79

                                                              BEGINNING                 NUMBER OF
                                                               OF YEAR    END OF YEAR  ACCUMULATION
                                                             ACCUMULATION ACCUMULATION  UNITS END
INVESTMENT DIVISION                                     YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
-------------------                                     ---- ------------ ------------ ------------
American Funds Growth-Income Investment Division+
  (Class 2)............................................ 2003   $ 67.48      $ 88.04       3,257.00
                                                        2004     88.04        95.72      12,708.35
                                                        2005     95.72        99.80      24,898.68
                                                        2006     99.80       113.26      33,231.64
                                                        2007    113.26       117.19      41,703.72
                                                        2008    117.19        71.75      44,450.69
                                                        2009     71.75        92.76      50,541.67
                                                        2010     92.76       101.82      56,504.40
                                                        2011    101.82        98.48      57,501.61
                                                        2012     98.48       113.96      57,836.14

American Funds(R) Moderate Allocation Investment
  Division (Class C) (4/28/2008)....................... 2008     10.01         7.69      30,826.13
                                                        2009      7.69         9.38     109,227.75
                                                        2010      9.38        10.18     193,343.64
                                                        2011     10.18        10.07     248,217.61
                                                        2012     10.07        11.02     295,703.04

Barclays Capital Aggregate Bond Index Investment
  Division............................................. 2003     12.31        12.57      38,474.72
                                                        2004     12.57        12.89     102,915.96
                                                        2005     12.89        12.96     205,314.72
                                                        2006     12.96        13.29     264,244.45
                                                        2007     13.29        14.00     327,729.86
                                                        2008     14.00        14.61     282,103.21
                                                        2009     14.61        15.14     340,842.79
                                                        2010     15.14        15.81     419,975.23
                                                        2011     15.81        16.75     509,557.97
                                                        2012     16.75        17.14     640,805.86

BlackRock Bond Income Investment Division.............. 2003     43.17        45.02         540.42
                                                        2004     45.02        46.31       5,630.30
                                                        2005     46.31        46.72      11,847.49
                                                        2006     46.72        48.05      19,508.65
                                                        2007     48.05        50.31      25,543.28
                                                        2008     50.31        47.86      26,578.65
                                                        2009     47.86        51.61      27,192.78
                                                        2010     51.61        55.08      30,229.93
                                                        2011     55.08        57.83      31,805.13
                                                        2012     57.83        61.27      33,936.94

BlackRock Large Cap Core Investment Division*.......... 2007     80.94        81.72       5,796.29
                                                        2008     81.72        50.59       6,442.67
                                                        2009     50.59        59.55       7,097.46
                                                        2010     59.55        66.14       7,342.46
                                                        2011     66.14        65.49      11,962.62
                                                        2012     65.49        73.34      14,580.39

BlackRock Large Cap Investment Division................ 2003     48.39        62.09         883.88
                                                        2004     62.09        67.81       2,900.48
                                                        2005     67.81        69.19       5,431.09
                                                        2006     69.19        77.79       5,036.59
                                                        2007     77.79        81.62           0.00

                                                              BEGINNING                 NUMBER OF
                                                               OF YEAR    END OF YEAR  ACCUMULATION
                                                             ACCUMULATION ACCUMULATION  UNITS END
INVESTMENT DIVISION                                     YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
-------------------                                     ---- ------------ ------------ ------------
BlackRock Large Cap Value Investment Division.......... 2003    $ 7.91       $10.59       1,196.72
                                                        2004     10.59        11.84       7,231.85
                                                        2005     11.84        12.34      19,718.01
                                                        2006     12.34        14.52      48,280.56
                                                        2007     14.52        14.79      75,807.81
                                                        2008     14.79         9.47      90,392.29
                                                        2009      9.47        10.39     114,110.62
                                                        2010     10.39        11.18     137,754.16
                                                        2011     11.18        11.27     167,125.27
                                                        2012     11.27        12.68     166,441.30

BlackRock Legacy Large Cap Growth Investment Division.. 2003     18.02        24.07         673.68
                                                        2004     24.07        25.80       2,340.14
                                                        2005     25.80        27.20       4,215.16
                                                        2006     27.20        27.91       7,416.89
                                                        2007     27.91        32.64      12,876.15
                                                        2008     32.64        20.41      19,315.95
                                                        2009     20.41        27.51      31,480.55
                                                        2010     27.51        32.46      38,677.78
                                                        2011     32.46        29.12      51,623.82
                                                        2012     29.12        32.81      57,394.28

BlackRock Legacy Large Cap Growth Investment Division
  (formerly FI Large Cap Investment Division).......... 2006     17.34        17.56          32.68
                                                        2007     17.56        17.98       2,030.63
                                                        2008     17.98         9.77       2,913.84
                                                        2009      9.77        10.19           0.00

BlackRock Money Market Investment Division (5/1/2003).. 2003     22.83        22.72           0.00
                                                        2004     22.72        22.60           0.00
                                                        2005     22.60        22.91           0.00
                                                        2006     22.91        23.65           0.00
                                                        2007     23.65        24.48           0.00
                                                        2008     24.48        24.81           0.00
                                                        2009     24.81        24.56           0.00
                                                        2010     24.56        24.26           0.00
                                                        2011     24.26        23.96           0.00
                                                        2012     23.96        23.66           0.00

Calvert VP SRI Balanced Investment Division............ 2003     17.22        20.29         777.36
                                                        2004     20.29        21.70       3,141.99
                                                        2005     21.70        22.64       5,951.19
                                                        2006     22.64        24.32      13,156.87
                                                        2007     24.32        24.68      13,300.84
                                                        2008     24.68        16.74      16,907.54
                                                        2009     16.74        20.71      21,820.35
                                                        2010     20.71        22.93      20,662.01
                                                        2011     22.93        23.68      22,606.59
                                                        2012     23.68        25.84      28,344.29

                                                              BEGINNING                 NUMBER OF
                                                               OF YEAR    END OF YEAR  ACCUMULATION
                                                             ACCUMULATION ACCUMULATION  UNITS END
INVESTMENT DIVISION                                     YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
-------------------                                     ---- ------------ ------------ ------------
Clarion Global Real Estate Investment Division
  (5/1/2004)........................................... 2004    $ 9.99       $12.84      11,581.70
                                                        2005     12.84        14.37      42,000.82
                                                        2006     14.37        19.52      90,382.44
                                                        2007     19.52        16.39     109,841.59
                                                        2008     16.39         9.44     124,724.55
                                                        2009      9.44        12.56     131,566.52
                                                        2010     12.56        14.40     141,615.72
                                                        2011     14.40        13.43     158,305.52
                                                        2012     13.43        16.71     174,866.60

Davis Venture Value Investment Division................ 2003     21.87        28.24       1,875.67
                                                        2004     28.24        31.22      11,457.85
                                                        2005     31.22        33.91      29,844.72
                                                        2006     33.91        38.29      61,001.71
                                                        2007     38.29        39.45      91,088.61
                                                        2008     39.45        23.56     112,177.12
                                                        2009     23.56        30.64     123,267.53
                                                        2010     30.64        33.80     133,911.58
                                                        2011     33.80        31.96     141,554.36
                                                        2012     31.96        35.54     149,911.61

FI Value Leaders Investment Division................... 2003     18.80        23.56       2,175.01
                                                        2004     23.56        26.41       5,714.67
                                                        2005     26.41        28.81      12,826.61
                                                        2006     28.81        31.77      20,349.77
                                                        2007     31.77        32.61      25,293.61
                                                        2008     32.61        19.61      27,720.40
                                                        2009     19.61        23.52      28,790.91
                                                        2010     23.52        26.55      30,772.40
                                                        2011     26.55        24.55      30,525.18
                                                        2012     24.55        27.99      31,874.32

Harris Oakmark International Investment Division....... 2003      8.84        11.79       1,704.64
                                                        2004     11.79        14.03      14,362.17
                                                        2005     14.03        15.83      37,553.48
                                                        2006     15.83        20.15      87,080.07
                                                        2007     20.15        19.67     144,563.14
                                                        2008     19.67        11.48     146,263.02
                                                        2009     11.48        17.59     162,253.72
                                                        2010     17.59        20.22     212,409.13
                                                        2011     20.22        17.12     268,956.12
                                                        2012     17.12        21.86     278,569.51

Invesco Small Cap Growth Investment Division........... 2003      8.48        11.64         378.03
                                                        2004     11.64        12.23       1,643.36
                                                        2005     12.23        13.08       3,940.90
                                                        2006     13.08        14.75       6,935.68
                                                        2007     14.75        16.18      13,300.90
                                                        2008     16.18         9.79      16,971.45
                                                        2009      9.79        12.94      19,064.74
                                                        2010     12.94        16.12      20,418.00
                                                        2011     16.12        15.75      26,008.07
                                                        2012     15.75        18.39      28,879.83

                                                              BEGINNING                 NUMBER OF
                                                               OF YEAR    END OF YEAR  ACCUMULATION
                                                             ACCUMULATION ACCUMULATION  UNITS END
INVESTMENT DIVISION                                     YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
-------------------                                     ---- ------------ ------------ ------------
Janus Forty Investment Division (4/30/2007)............ 2007   $151.43      $185.95         798.67
                                                        2008    185.95       106.51       6,667.54
                                                        2009    106.51       150.27      12,415.18
                                                        2010    150.27       162.35      18,256.71
                                                        2011    162.35       148.24      20,900.08
                                                        2012    148.24       179.35      23,769.71

Jennison Growth Investment Division.................... 2012      9.30         8.98      84,009.27

Jennison Growth Investment Division (formerly
  Oppenheimer Capital Appreciation Investment Division) 2003      6.30         7.99       1,297.22
                                                        2004      7.99         8.40       7,973.79
                                                        2005      8.40         8.69      15,056.60
                                                        2006      8.69         9.23      23,525.13
                                                        2007      9.23        10.42      38,557.25
                                                        2008     10.42         5.56      49,894.69
                                                        2009      5.56         7.90      60,167.90
                                                        2010      7.90         8.53      69,860.03
                                                        2011      8.53         8.31      75,956.63
                                                        2012      8.31         9.35           0.00

Loomis Sayles Small Cap Core Investment Division....... 2003     17.42        23.49         430.45
                                                        2004     23.49        26.96       1,863.82
                                                        2005     26.96        28.40       4,900.94
                                                        2006     28.40        32.65      15,693.52
                                                        2007     32.65        35.99      22,855.24
                                                        2008     35.99        22.73      21,501.83
                                                        2009     22.73        29.16      21,946.62
                                                        2010     29.16        36.64      25,083.33
                                                        2011     36.64        36.31      25,726.93
                                                        2012     36.31        40.97      27,597.31

Loomis Sayles Small Cap Growth Investment Division..... 2003      6.25         8.93       2,561.45
                                                        2004      8.93         9.80       4,385.38
                                                        2005      9.80        10.11       7,510.69
                                                        2006     10.11        10.95      12,060.14
                                                        2007     10.95        11.28      17,747.54
                                                        2008     11.28         6.54      22,091.02
                                                        2009      6.54         8.37      25,613.36
                                                        2010      8.37        10.86      27,843.91
                                                        2011     10.86        11.02      42,168.18
                                                        2012     11.02        12.07      45,367.32

Lord Abbett Bond Debenture Investment Division......... 2003     13.69        16.12       1,981.64
                                                        2004     16.12        17.21       8,587.43
                                                        2005     17.21        17.26      23,450.00
                                                        2006     17.26        18.60      45,738.67
                                                        2007     18.60        19.57      70,857.63
                                                        2008     19.57        15.73      77,907.52
                                                        2009     15.73        21.25      86,973.56
                                                        2010     21.25        23.71      95,482.34
                                                        2011     23.71        24.46     105,647.47
                                                        2012     24.46        27.28     111,453.29

                                                              BEGINNING                 NUMBER OF
                                                               OF YEAR    END OF YEAR  ACCUMULATION
                                                             ACCUMULATION ACCUMULATION  UNITS END
INVESTMENT DIVISION                                     YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
-------------------                                     ---- ------------ ------------ ------------
Lord Abbett Mid Cap Value Investment Division.......... 2012    $25.84       $26.59     123,272.12

Lord Abbett Mid Cap Value Investment
  Division (formerly Neuberger Berman Mid Cap Value
  Investment Division)................................. 2003     13.41        18.03       1,999.23
                                                        2004     18.03        21.85      13,686.43
                                                        2005     21.85        24.15      38,654.06
                                                        2006     24.15        26.52      66,258.56
                                                        2007     26.52        27.03      90,297.05
                                                        2008     27.03        14.02     104,607.81
                                                        2009     14.02        20.45     106,521.89
                                                        2010     20.45        25.46     114,813.76
                                                        2011     25.46        23.47     121,882.83
                                                        2012     23.47        25.96           0.00

Met/Artisan Mid Cap Value Investment Division.......... 2003     23.50        30.71       7,695.71
                                                        2004     30.71        33.26      25,237.45
                                                        2005     33.26        36.04      44,612.30
                                                        2006     36.04        39.92      52,659.81
                                                        2007     39.92        36.63      54,931.52
                                                        2008     36.63        19.49      56,108.74
                                                        2009     19.49        27.17      55,578.19
                                                        2010     27.17        30.80      56,398.35
                                                        2011     30.80        32.39      55,261.66
                                                        2012     32.39        35.69      57,867.19

Met/Franklin Income Investment Division (4/28/2008).... 2008      9.99         7.99       1,937.75
                                                        2009      7.99        10.09       6,608.10
                                                        2010     10.09        11.14      20,273.98
                                                        2011     11.14        11.24      22,635.60
                                                        2012     11.24        12.48      26,441.33

Met/Franklin Low Duration Total Return Investment
  Division (5/2/2011).................................. 2011      9.98         9.77       1,490.51
                                                        2012      9.77        10.07       5,096.97

Met/Franklin Mutual Shares Investment Division
  (4/28/2008).......................................... 2008      9.99         6.60       2,698.36
                                                        2009      6.60         8.14       2,097.54
                                                        2010      8.14         8.93      15,536.24
                                                        2011      8.93         8.77      25,478.90
                                                        2012      8.77         9.87      28,249.41

Met/Franklin Templeton Founding Strategy Investment
  Division (4/28/2008)................................. 2008      9.99         7.04       7,679.09
                                                        2009      7.04         8.93      22,044.65
                                                        2010      8.93         9.71      26,813.26
                                                        2011      9.71         9.42      29,223.56
                                                        2012      9.42        10.80      40,760.34

Met/Templeton Growth Investment Division (4/28/2008)... 2008      9.99         6.57       1,132.59
                                                        2009      6.57         8.61       6,678.34
                                                        2010      8.61         9.15      10,026.19
                                                        2011      9.15         8.42      15,774.85
                                                        2012      8.42        10.16      18,338.84

                                                              BEGINNING                 NUMBER OF
                                                               OF YEAR    END OF YEAR  ACCUMULATION
                                                             ACCUMULATION ACCUMULATION  UNITS END
INVESTMENT DIVISION                                     YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
-------------------                                     ---- ------------ ------------ ------------
MetLife Aggressive Strategy Investment Division........ 2011    $12.27       $10.51      314,537.87
                                                        2012     10.51        12.12      316,972.13

MetLife Aggressive Strategy Investment
  Division (formerly MetLife Aggressive Allocation
  Investment Division) (5/1/2005)...................... 2005      9.99        11.16        6,449.53
                                                        2006     11.16        12.74       24,157.56
                                                        2007     12.74        13.00       41,782.13
                                                        2008     13.00         7.64       96,445.46
                                                        2009      7.64         9.92      157,384.66
                                                        2010      9.92        11.34      222,059.50
                                                        2011     11.34        12.30            0.00

MetLife Conservative Allocation Investment Division
  (5/1/2005)........................................... 2005      9.99        10.31           32.51
                                                        2006     10.31        10.88        1,699.76
                                                        2007     10.88        11.34        8,866.09
                                                        2008     11.34         9.59       19,317.68
                                                        2009      9.59        11.41       51,902.19
                                                        2010     11.41        12.41      110,774.26
                                                        2011     12.41        12.65      141,725.72
                                                        2012     12.65        13.64      166,046.08

MetLife Conservative to Moderate Allocation Investment
  Division (5/1/2005).................................. 2005      9.99        10.52       14,398.27
                                                        2006     10.52        11.37       32,374.88
                                                        2007     11.37        11.77       59,185.56
                                                        2008     11.77         9.11      117,516.07
                                                        2009      9.11        11.13      167,702.08
                                                        2010     11.13        12.26      228,058.96
                                                        2011     12.26        12.24      353,105.41
                                                        2012     12.24        13.47      423,735.42

MetLife Mid Cap Stock Index Investment Division........ 2003      8.65        11.49       13,757.52
                                                        2004     11.49        13.13       32,870.98
                                                        2005     13.13        14.53       59,192.70
                                                        2006     14.53        15.76       82,502.56
                                                        2007     15.76        16.74      109,888.53
                                                        2008     16.74        10.51      131,074.88
                                                        2009     10.51        14.20      155,813.34
                                                        2010     14.20        17.67      160,695.96
                                                        2011     17.67        17.07      186,937.16
                                                        2012     17.07        19.78      219,517.94

MetLife Moderate Allocation Investment Division
  (5/1/2005)........................................... 2005      9.99        10.75       13,532.17
                                                        2006     10.75        11.88      150,936.81
                                                        2007     11.88        12.24      352,859.06
                                                        2008     12.24         8.63      558,674.10
                                                        2009      8.63        10.78      778,042.83
                                                        2010     10.78        12.05    1,142,102.75
                                                        2011     12.05        11.74    1,341,920.08
                                                        2012     11.74        13.12    1,688,665.75

                                                              BEGINNING                 NUMBER OF
                                                               OF YEAR    END OF YEAR  ACCUMULATION
                                                             ACCUMULATION ACCUMULATION  UNITS END
INVESTMENT DIVISION                                     YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
-------------------                                     ---- ------------ ------------ ------------
MetLife Moderate to Aggressive Allocation Investment
  Division (5/1/2005).................................. 2005    $ 9.99       $10.98       48,337.02
                                                        2006     10.98        12.39      217,821.36
                                                        2007     12.39        12.70      572,854.06
                                                        2008     12.70         8.14      767,247.67
                                                        2009      8.14        10.38    1,029,192.43
                                                        2010     10.38        11.75    1,260,551.02
                                                        2011     11.75        11.17    1,601,815.46
                                                        2012     11.17        12.73    1,776,491.89

MetLife Stock Index Investment Division................ 2003     27.31        34.49       11,042.87
                                                        2004     34.49        37.56       54,080.78
                                                        2005     37.56        38.72      114,095.58
                                                        2006     38.72        44.05      148,632.31
                                                        2007     44.05        45.66      198,235.70
                                                        2008     45.66        28.29      254,666.91
                                                        2009     28.29        35.18      285,745.44
                                                        2010     35.18        39.78      325,473.64
                                                        2011     39.78        39.93      384,006.70
                                                        2012     39.93        45.51      421,423.73

MFS(R) Research International Investment Division...... 2003      7.31         9.53        2,237.70
                                                        2004      9.53        11.25        9,928.64
                                                        2005     11.25        12.94       15,108.88
                                                        2006     12.94        16.17       39,835.88
                                                        2007     16.17        18.09       63,548.82
                                                        2008     18.09        10.30       89,069.56
                                                        2009     10.30        13.38      104,781.49
                                                        2010     13.38        14.72      115,903.10
                                                        2011     14.72        12.98      135,173.85
                                                        2012     12.98        14.96      134,343.26

MFS(R) Total Return Investment Division................ 2003     32.48        37.45          813.24
                                                        2004     37.45        41.05        3,319.32
                                                        2005     41.05        41.69        7,916.83
                                                        2006     41.69        46.09       18,599.64
                                                        2007     46.09        47.39       24,407.57
                                                        2008     47.39        36.34       24,687.40
                                                        2009     36.34        42.46       27,389.02
                                                        2010     42.46        46.04       29,118.27
                                                        2011     46.04        46.45       29,665.43
                                                        2012     46.45        51.06       29,160.18

MFS(R) Value Investment Division....................... 2003      9.73        12.03       20,898.58
                                                        2004     12.03        13.21       47,327.08
                                                        2005     13.21        12.83       81,629.90
                                                        2006     12.83        14.93       97,471.07
                                                        2007     14.93        14.15      118,286.34
                                                        2008     14.15         9.26      118,061.83
                                                        2009      9.26        11.03      117,130.80
                                                        2010     11.03        12.12      126,976.80
                                                        2011     12.12        12.04      135,143.46
                                                        2012     12.04        13.83      124,420.92

                                                              BEGINNING                 NUMBER OF
                                                               OF YEAR    END OF YEAR  ACCUMULATION
                                                             ACCUMULATION ACCUMULATION  UNITS END
INVESTMENT DIVISION                                     YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
-------------------                                     ---- ------------ ------------ ------------
MLA Mid Cap Investment Division (formerly Lazard Mid
  Cap Investment Division)............................. 2003    $ 9.68       $12.06       3,497.54
                                                        2004     12.06        13.63       5,787.16
                                                        2005     13.63        14.54       9,521.77
                                                        2006     14.54        16.47      12,501.98
                                                        2007     16.47        15.83      22,878.08
                                                        2008     15.83         9.64      24,616.10
                                                        2009      9.64        13.02      27,600.18
                                                        2010     13.02        15.80      38,020.00
                                                        2011     15.80        14.78      54,210.37
                                                        2012     14.78        15.37      64,054.32

MSCI EAFE(R) Index Investment Division (formerly
  Morgan Stanley EAFE(R) Index Investment Division).... 2003      7.03         9.53      21,562.40
                                                        2004      9.53        11.22      53,078.66
                                                        2005     11.22        12.51     111,871.57
                                                        2006     12.51        15.51     146,569.71
                                                        2007     15.51        16.92     191,996.23
                                                        2008     16.92         9.66     241,376.94
                                                        2009      9.66        12.24     262,138.82
                                                        2010     12.24        13.04     314,845.03
                                                        2011     13.04        11.25     394,293.89
                                                        2012     11.25        13.11     456,903.10

Morgan Stanley Mid Cap Growth Investment Division...... 2010     13.13        15.26      52,979.85
                                                        2011     15.26        14.03      66,626.50
                                                        2012     14.03        15.14      69,219.65

Morgan Stanley Mid Cap Growth Investment Division
  (formerly FI Mid Cap Opportunities Investment
  Division)............................................ 2003     10.91        14.46           0.00
                                                        2004     14.46        16.69       8,701.89
                                                        2005     16.69        17.58      12,151.14
                                                        2006     17.58        19.37      21,275.09
                                                        2007     19.37        20.68      33,848.67
                                                        2008     20.68         9.10      39,576.57
                                                        2009      9.10        12.00      49,610.94
                                                        2010     12.00        12.99           0.00

Neuberger Berman Genesis Investment Division........... 2003     10.86        16.05      11,564.49
                                                        2004     16.05        18.24      35,746.57
                                                        2005     18.24        18.72      63,891.80
                                                        2006     18.72        21.53      73,092.95
                                                        2007     21.53        20.48      84,582.71
                                                        2008     20.48        12.42      85,010.32
                                                        2009     12.42        13.84      86,336.40
                                                        2010     13.84        16.59      85,109.39
                                                        2011     16.59        17.29      82,307.37
                                                        2012     17.29        18.74      89,967.48

                                                              BEGINNING                 NUMBER OF
                                                               OF YEAR    END OF YEAR  ACCUMULATION
                                                             ACCUMULATION ACCUMULATION  UNITS END
INVESTMENT DIVISION                                     YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
-------------------                                     ---- ------------ ------------ ------------
PIMCO Inflation Protected Bond Investment Division
  (5/1/2006)........................................... 2006    $11.04       $11.16       1,016.65
                                                        2007     11.16        12.21       6,604.14
                                                        2008     12.21        11.23      60,635.35
                                                        2009     11.23        13.09     115,423.41
                                                        2010     13.09        13.93     147,938.86
                                                        2011     13.93        15.29     194,432.56
                                                        2012     15.29        16.48     248,074.25

PIMCO Total Return Investment Division................. 2003     11.38        11.73      14,215.84
                                                        2004     11.73        12.16      41,826.85
                                                        2005     12.16        12.28      89,228.83
                                                        2006     12.28        12.67     121,051.40
                                                        2007     12.67        13.46     125,705.69
                                                        2008     13.46        13.35     133,471.50
                                                        2009     13.35        15.56     219,866.07
                                                        2010     15.56        16.62     275,112.04
                                                        2011     16.62        16.94     306,222.44
                                                        2012     16.94        18.28     318,634.06

RCM Technology Investment Division..................... 2003      2.96         4.62       6,716.30
                                                        2004      4.62         4.36      24,603.44
                                                        2005      4.36         4.78      25,580.43
                                                        2006      4.78         4.98      31,715.23
                                                        2007      4.98         6.46      47,810.31
                                                        2008      6.46         3.54      60,189.60
                                                        2009      3.54         5.57     105,200.37
                                                        2010      5.57         7.02     152,250.59
                                                        2011      7.02         6.25     211,853.44
                                                        2012      6.25         6.92     245,588.48

Russell 2000(R) Index Investment Division.............. 2003      9.32        13.42       8,854.14
                                                        2004     13.42        15.56      20,312.33
                                                        2005     15.56        16.03      37,877.46
                                                        2006     16.03        18.61      52,823.37
                                                        2007     18.61        18.07      72,826.83
                                                        2008     18.07        11.83      77,159.70
                                                        2009     11.83        14.69      91,120.41
                                                        2010     14.69        18.36     106,148.60
                                                        2011     18.36        17.36     134,309.61
                                                        2012     17.36        19.89     163,294.24

SSgA Growth ETF Investment Division (5/1/2006)......... 2006     10.71        11.43         810.50
                                                        2007     11.43        11.92       1,471.08
                                                        2008     11.92         7.89       1,131.69
                                                        2009      7.89        10.06      59,989.07
                                                        2010     10.06        11.35     114,290.31
                                                        2011     11.35        10.97     152,834.41
                                                        2012     10.97        12.46     255,395.34

                                                              BEGINNING                 NUMBER OF
                                                               OF YEAR    END OF YEAR  ACCUMULATION
                                                             ACCUMULATION ACCUMULATION  UNITS END
INVESTMENT DIVISION                                     YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
-------------------                                     ---- ------------ ------------ ------------
SSgA Growth and Income ETF Investment Division
  (5/1/2006)........................................... 2006    $10.52       $11.18         529.08
                                                        2007     11.18        11.63         719.70
                                                        2008     11.63         8.61       4,681.36
                                                        2009      8.61        10.62      51,246.70
                                                        2010     10.62        11.77      94,190.06
                                                        2011     11.77        11.75     106,413.03
                                                        2012     11.75        13.09     209,327.13

T. Rowe Price Large Cap Growth Investment Division..... 2003      8.72        11.27       3,241.49
                                                        2004     11.27        12.21      12,433.77
                                                        2005     12.21        12.82      23,203.64
                                                        2006     12.82        14.29      37,622.29
                                                        2007     14.29        15.41      57,672.55
                                                        2008     15.41         8.82      56,700.87
                                                        2009      8.82        12.46      67,437.85
                                                        2010     12.46        14.37      77,446.97
                                                        2011     14.37        14.00      88,592.94
                                                        2012     14.00        16.41     113,950.53

T. Rowe Price Mid Cap Growth Investment Division....... 2003      4.55         6.15       2,513.05
                                                        2004      6.15         7.15      12,867.84
                                                        2005      7.15         8.10      36,733.24
                                                        2006      8.10         8.49      82,534.12
                                                        2007      8.49         9.86     134,469.83
                                                        2008      9.86         5.87     197,698.55
                                                        2009      5.87         8.43     241,004.76
                                                        2010      8.43        10.63     283,766.63
                                                        2011     10.63        10.33     323,728.31
                                                        2012     10.33        11.60     352,668.53

T. Rowe Price Small Cap Growth Investment Division..... 2003      8.75        12.18       1,207.58
                                                        2004     12.18        13.35       7,339.04
                                                        2005     13.35        14.60      11,013.68
                                                        2006     14.60        14.94      25,240.67
                                                        2007     14.94        16.16      31,188.14
                                                        2008     16.16        10.16      32,954.85
                                                        2009     10.16        13.92      43,461.76
                                                        2010     13.92        18.51      50,162.81
                                                        2011     18.51        18.54      85,636.62
                                                        2012     18.54        21.23     101,999.44

Third Avenue Small Cap Value Investment Division....... 2003      8.24        11.50       1,575.16
                                                        2004     11.50        14.37       3,402.20
                                                        2005     14.37        16.39      14,846.86
                                                        2006     16.39        18.32      31,294.34
                                                        2007     18.32        17.54      41,758.16
                                                        2008     17.54        12.16      54,823.93
                                                        2009     12.16        15.18      59,819.44
                                                        2010     15.18        17.98      66,164.72
                                                        2011     17.98        16.16      64,203.63
                                                        2012     16.16        18.83      66,593.39

                                                              BEGINNING                 NUMBER OF
                                                               OF YEAR    END OF YEAR  ACCUMULATION
                                                             ACCUMULATION ACCUMULATION  UNITS END
INVESTMENT DIVISION                                     YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
-------------------                                     ---- ------------ ------------ ------------
Western Asset Management Strategic Bond Opportunities
  Investment Division.................................. 2003    $17.20       $19.13      6,448.48
                                                        2004     19.13        20.08     18,309.18
                                                        2005     20.08        20.34     26,774.36
                                                        2006     20.34        21.06     44,725.89
                                                        2007     21.06        21.56     56,045.55
                                                        2008     21.56        18.05     61,890.14
                                                        2009     18.05        23.51     55,652.31
                                                        2010     23.51        26.12     70,037.20
                                                        2011     26.12        27.30     72,772.04
                                                        2012     27.30        30.00     80,066.28

Western Asset Management U.S. Government Investment
  Division............................................. 2003     15.74        15.80      1,102.58
                                                        2004     15.80        16.03      9,814.61
                                                        2005     16.03        16.05     26,071.81
                                                        2006     16.05        16.47     33,535.79
                                                        2007     16.47        16.92     39,618.60
                                                        2008     16.92        16.62     55,836.52
                                                        2009     16.62        17.08     56,864.74
                                                        2010     17.08        17.80     60,617.33
                                                        2011     17.80        18.50     74,527.87
                                                        2012     18.50        18.83     71,811.15

                       METLIFE FINANCIAL FREEDOM SELECT

                         0.95 SEPARATE ACCOUNT CHARGE



                                                              BEGINNING                 NUMBER OF
                                                               OF YEAR    END OF YEAR  ACCUMULATION
                                                             ACCUMULATION ACCUMULATION  UNITS END
INVESTMENT DIVISION                                     YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
-------------------                                     ---- ------------ ------------ ------------
American Funds(R) Balanced Allocation Investment
  Division (Class C) (4/28/2008)....................... 2008   $ 10.00      $  7.03         0.00
                                                        2009      7.03         9.01         0.00
                                                        2010      9.01        10.01         0.00
                                                        2011     10.01         9.70         0.00
                                                        2012      9.70        10.91         0.00

American Funds Bond Investment Division+ (Class 2)
  (5/1/2006)........................................... 2006     15.09        15.86         0.00
                                                        2007     15.86        16.19         0.00
                                                        2008     16.19        14.50         0.00
                                                        2009     14.50        16.14         0.00
                                                        2010     16.14        16.97         0.00
                                                        2011     16.97        17.79         0.00
                                                        2012     17.79        18.53         0.00

American Funds Global Small Capitalization+ Investment
  Division (Class 2)................................... 2003     10.91        16.56         0.00
                                                        2004     16.56        19.77         0.00
                                                        2005     19.77        24.49         0.00
                                                        2006     24.49        30.03         0.00
                                                        2007     30.03        36.02         0.00
                                                        2008     36.02        16.54         0.00
                                                        2009     16.54        26.36         8.41
                                                        2010     26.36        31.89        42.63
                                                        2011     31.89        25.48        75.62
                                                        2012     25.48        29.75       113.91

American Funds(R) Growth Allocation Investment
  Division (Class C) (4/28/2008)....................... 2008      9.99         6.38         0.00
                                                        2009      6.38         8.47         0.00
                                                        2010      8.47         9.52         0.00
                                                        2011      9.52         8.98         0.00
                                                        2012      8.98        10.34         0.00

American Funds Growth Investment Division+ (Class 2)... 2003     88.84       120.09         0.00
                                                        2004    120.09       133.48        93.00
                                                        2005    133.48       153.25       117.55
                                                        2006    153.25       166.90       134.38
                                                        2007    166.90       185.26       155.01
                                                        2008    185.26       102.55         0.00
                                                        2009    102.55       141.27         3.60
                                                        2010    141.27       165.66        20.67
                                                        2011    165.66       156.69        34.55
                                                        2012    156.69       182.51        46.83

                                                              BEGINNING                 NUMBER OF
                                                               OF YEAR    END OF YEAR  ACCUMULATION
                                                             ACCUMULATION ACCUMULATION  UNITS END
INVESTMENT DIVISION                                     YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
-------------------                                     ---- ------------ ------------ ------------
American Funds Growth-Income Investment Division+
  (Class 2)............................................ 2003   $ 71.42      $ 93.45       108.72
                                                        2004     93.45       101.91         0.00
                                                        2005    101.91       106.58         0.00
                                                        2006    106.58       121.32         0.00
                                                        2007    121.32       125.91         0.00
                                                        2008    125.91        77.31         0.00
                                                        2009     77.31       100.26         0.00
                                                        2010    100.26       110.38         0.00
                                                        2011    110.38       107.07         0.00
                                                        2012    107.07       124.29         0.00

American Funds(R) Moderate Allocation Investment
  Division (Class C) (4/28/2008)....................... 2008     10.01         7.71         0.00
                                                        2009      7.71         9.42         0.00
                                                        2010      9.42        10.26         0.00
                                                        2011     10.26        10.18         0.00
                                                        2012     10.18        11.18         0.00

Barclays Capital Aggregate Bond Index Investment
  Division............................................. 2003     12.46        12.76         0.00
                                                        2004     12.76        13.13         0.00
                                                        2005     13.13        13.25         0.00
                                                        2006     13.25        13.62         0.00
                                                        2007     13.62        14.39         0.00
                                                        2008     14.39        15.06         0.00
                                                        2009     15.06        15.66         0.00
                                                        2010     15.66        16.39         0.00
                                                        2011     16.39        17.42         0.00
                                                        2012     17.42        17.88         0.00

BlackRock Bond Income Investment Division.............. 2003     45.76        47.85         0.00
                                                        2004     47.85        49.38         0.00
                                                        2005     49.38        49.97         0.00
                                                        2006     49.97        51.54         0.00
                                                        2007     51.54        54.13         0.00
                                                        2008     54.13        51.65         0.00
                                                        2009     51.65        55.86         0.00
                                                        2010     55.86        59.80         0.00
                                                        2011     59.80        62.97         0.00
                                                        2012     62.97        66.91         0.00

BlackRock Large Cap Core Investment Division*.......... 2007     86.95        87.96         0.00
                                                        2008     87.96        54.62         0.00
                                                        2009     54.62        64.49         0.00
                                                        2010     64.49        71.84         0.00
                                                        2011     71.84        71.34         0.00
                                                        2012     71.34        80.14         0.00

BlackRock Large Cap Investment Division................ 2003     51.32        66.03         0.00
                                                        2004     66.03        72.34         0.00
                                                        2005     72.34        74.03         0.00
                                                        2006     74.03        83.48         0.00
                                                        2007     83.48        87.68         0.00

                                                              BEGINNING                 NUMBER OF
                                                               OF YEAR    END OF YEAR  ACCUMULATION
                                                             ACCUMULATION ACCUMULATION  UNITS END
INVESTMENT DIVISION                                     YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
-------------------                                     ---- ------------ ------------ ------------
BlackRock Large Cap Value Investment Division.......... 2003    $ 7.93       $10.64          0.00
                                                        2004     10.64        11.93      1,049.86
                                                        2005     11.93        12.48      1,334.96
                                                        2006     12.48        14.72      1,533.91
                                                        2007     14.72        15.04      1,776.64
                                                        2008     15.04         9.67          0.00
                                                        2009      9.67        10.63          0.00
                                                        2010     10.63        11.47          4.08
                                                        2011     11.47        11.60          0.00
                                                        2012     11.60        13.09          0.00

BlackRock Legacy Large Cap Growth Investment Division.. 2003     18.47        24.74          0.00
                                                        2004     24.74        26.60          0.00
                                                        2005     26.60        28.13          0.00
                                                        2006     28.13        28.95          0.00
                                                        2007     28.95        33.96          0.00
                                                        2008     33.96        21.29          0.00
                                                        2009     21.29        28.79          0.00
                                                        2010     28.79        34.07          0.00
                                                        2011     34.07        30.66          0.00
                                                        2012     30.66        34.64          0.00

BlackRock Legacy Large Cap Growth Investment Division
  (formerly FI Large Cap Investment Division).......... 2006     17.85        18.11          0.00
                                                        2007     18.11        18.60          0.00
                                                        2008     18.60        10.14          0.00
                                                        2009     10.14        10.58          0.00

BlackRock Money Market Investment Division (5/1/2003).. 2003     24.22        24.15          0.00
                                                        2004     24.15        24.10          0.00
                                                        2005     24.10        24.50          0.00
                                                        2006     24.50        25.37          0.00
                                                        2007     25.37        26.34          0.00
                                                        2008     26.34        26.77          0.00
                                                        2009     26.77        26.58          0.00
                                                        2010     26.58        26.33          0.00
                                                        2011     26.33        26.08          0.00
                                                        2012     26.08        25.84          0.00

Calvert VP SRI Balanced Investment Division............ 2003     17.75        20.98          0.00
                                                        2004     20.98        22.50          0.00
                                                        2005     22.50        23.55          0.00
                                                        2006     23.55        25.37          0.00
                                                        2007     25.37        25.83          0.00
                                                        2008     25.83        17.57          0.00
                                                        2009     17.57        21.80          0.00
                                                        2010     21.80        24.21          0.00
                                                        2011     24.21        25.08          0.00
                                                        2012     25.08        27.45          0.00

                                                              BEGINNING                 NUMBER OF
                                                               OF YEAR    END OF YEAR  ACCUMULATION
                                                             ACCUMULATION ACCUMULATION  UNITS END
INVESTMENT DIVISION                                     YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
-------------------                                     ---- ------------ ------------ ------------
Clarion Global Real Estate Investment Division
  (5/1/2004)........................................... 2004    $ 9.99       $12.87         0.00
                                                        2005     12.87        14.44         0.00
                                                        2006     14.44        19.68         0.00
                                                        2007     19.68        16.57         0.00
                                                        2008     16.57         9.57         0.00
                                                        2009      9.57        12.77         0.00
                                                        2010     12.77        14.69         0.00
                                                        2011     14.69        13.74         0.00
                                                        2012     13.74        17.15         0.00

Davis Venture Value Investment Division................ 2003     22.41        29.02         0.00
                                                        2004     29.02        32.19         0.00
                                                        2005     32.19        35.07         0.00
                                                        2006     35.07        39.71         0.00
                                                        2007     39.71        41.04         0.00
                                                        2008     41.04        24.59         1.08
                                                        2009     24.59        32.06        19.11
                                                        2010     32.06        35.48        81.75
                                                        2011     35.48        33.65       141.58
                                                        2012     33.65        37.53       204.55

FI Value Leaders Investment Division................... 2003     19.36        24.32       340.41
                                                        2004     24.32        27.35         0.00
                                                        2005     27.35        29.92         0.00
                                                        2006     29.92        33.10         0.00
                                                        2007     33.10        34.07         0.00
                                                        2008     34.07        20.55         0.00
                                                        2009     20.55        24.73         0.00
                                                        2010     24.73        28.00         0.00
                                                        2011     28.00        25.96         0.00
                                                        2012     25.96        29.69         0.00

Harris Oakmark International Investment Division....... 2003      8.88        11.87         0.00
                                                        2004     11.87        14.17         0.00
                                                        2005     14.17        16.03         0.00
                                                        2006     16.03        20.47         0.00
                                                        2007     20.47        20.05         0.00
                                                        2008     20.05        11.74         0.00
                                                        2009     11.74        18.03         0.00
                                                        2010     18.03        20.79         0.00
                                                        2011     20.79        17.66         0.00
                                                        2012     17.66        22.61         0.00

Invesco Small Cap Growth Investment Division........... 2003      8.51        11.71         0.00
                                                        2004     11.71        12.35         0.00
                                                        2005     12.35        13.25         0.00
                                                        2006     13.25        14.98         0.00
                                                        2007     14.98        16.48         0.00
                                                        2008     16.48        10.00         0.00
                                                        2009     10.00        13.26         0.00
                                                        2010     13.26        16.57         0.00
                                                        2011     16.57        16.24         0.00
                                                        2012     16.24        19.02         0.00

                                                              BEGINNING                 NUMBER OF
                                                               OF YEAR    END OF YEAR  ACCUMULATION
                                                             ACCUMULATION ACCUMULATION  UNITS END
INVESTMENT DIVISION                                     YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
-------------------                                     ---- ------------ ------------ ------------
Janus Forty Investment Division (4/30/2007)............ 2007   $163.29      $200.92         0.00
                                                        2008    200.92       115.43         0.23
                                                        2009    115.43       163.34         1.03
                                                        2010    163.34       177.00         1.85
                                                        2011    177.00       162.10         2.72
                                                        2012    162.10       196.72         3.51

Jennison Growth Investment Division.................... 2012      9.62         9.31         0.00

Jennison Growth Investment Division (formerly
  Oppenheimer Capital Appreciation Investment Division) 2003      6.33         8.06         0.00
                                                        2004      8.06         8.50         0.00
                                                        2005      8.50         8.82         0.00
                                                        2006      8.82         9.40         0.00
                                                        2007      9.40        10.64         0.00
                                                        2008     10.64         5.70         0.00
                                                        2009      5.70         8.11         0.00
                                                        2010      8.11         8.79         0.00
                                                        2011      8.79         8.58         0.00
                                                        2012      8.58         9.67         0.00

Loomis Sayles Small Cap Core Investment Division....... 2003     17.88        24.18         0.00
                                                        2004     24.18        27.84         0.00
                                                        2005     27.84        29.42         0.00
                                                        2006     29.42        33.92         0.00
                                                        2007     33.92        37.50         0.00
                                                        2008     37.50        23.75         0.00
                                                        2009     23.75        30.57         4.15
                                                        2010     30.57        38.52        22.40
                                                        2011     38.52        38.28        36.84
                                                        2012     38.28        43.33        49.72

Loomis Sayles Small Cap Growth Investment Division..... 2003      6.28         9.00         0.00
                                                        2004      9.00         9.91         0.00
                                                        2005      9.91        10.25         0.00
                                                        2006     10.25        11.14         0.00
                                                        2007     11.14        11.51         0.00
                                                        2008     11.51         6.69         0.00
                                                        2009      6.69         8.60         0.00
                                                        2010      8.60        11.18         0.00
                                                        2011     11.18        11.38         0.00
                                                        2012     11.38        12.50         0.00

Lord Abbett Bond Debenture Investment Division......... 2003     13.97        16.49         0.00
                                                        2004     16.49        17.67         0.00
                                                        2005     17.67        17.76         0.00
                                                        2006     17.76        19.21         0.00
                                                        2007     19.21        20.27         0.00
                                                        2008     20.27        16.34         0.00
                                                        2009     16.34        22.14        14.99
                                                        2010     22.14        24.78        75.83
                                                        2011     24.78        25.64       132.45
                                                        2012     25.64        28.68       191.11

                                                              BEGINNING                 NUMBER OF
                                                               OF YEAR    END OF YEAR  ACCUMULATION
                                                             ACCUMULATION ACCUMULATION  UNITS END
INVESTMENT DIVISION                                     YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
-------------------                                     ---- ------------ ------------ ------------
Lord Abbett Mid Cap Value Investment Division.......... 2012    $26.91       $27.74        8.85

Lord Abbett Mid Cap Value Investment
  Division (formerly Neuberger Berman Mid Cap Value
  Investment Division)................................. 2003     13.58        18.32        0.00
                                                        2004     18.32        22.25        0.00
                                                        2005     22.25        24.67        0.00
                                                        2006     24.67        27.18        0.00
                                                        2007     27.18        27.78        0.00
                                                        2008     27.78        14.45        0.00
                                                        2009     14.45        21.15        0.66
                                                        2010     21.15        26.41        5.85
                                                        2011     26.41        24.41        8.93
                                                        2012     24.41        27.04        0.00

Met/Artisan Mid Cap Value Investment Division.......... 2003     24.19        31.71        0.00
                                                        2004     31.71        34.45        0.00
                                                        2005     34.45        37.43        0.00
                                                        2006     37.43        41.59        0.00
                                                        2007     41.59        38.28        0.00
                                                        2008     38.28        20.42        0.00
                                                        2009     20.42        28.57        0.00
                                                        2010     28.57        32.48        0.00
                                                        2011     32.48        34.26        0.00
                                                        2012     34.26        37.86        0.00

Met/Franklin Income Investment Division (4/28/2008).... 2008      9.99         8.01        0.00
                                                        2009      8.01        10.14        0.00
                                                        2010     10.14        11.23        0.00
                                                        2011     11.23        11.36        0.00
                                                        2012     11.36        12.66        0.00

Met/Franklin Low Duration Total Return Investment
  Division (5/2/2011).................................. 2011      9.98         9.79        0.00
                                                        2012      9.79        10.13        0.00

Met/Franklin Mutual Shares Investment Division
  (4/28/2008).......................................... 2008      9.99         6.62        0.00
                                                        2009      6.62         8.18        0.00
                                                        2010      8.18         9.00        0.00
                                                        2011      9.00         8.87        0.00
                                                        2012      8.87        10.01        0.00

Met/Franklin Templeton Founding Strategy Investment
  Division (4/28/2008)................................. 2008      9.99         7.05        0.00
                                                        2009      7.05         8.98        0.00
                                                        2010      8.98         9.79        0.00
                                                        2011      9.79         9.53        0.00
                                                        2012      9.53        10.96        0.00

Met/Templeton Growth Investment Division (4/28/2008)... 2008      9.99         6.58        0.00
                                                        2009      6.58         8.65        0.00
                                                        2010      8.65         9.23        0.00
                                                        2011      9.23         8.51        0.00
                                                        2012      8.51        10.30        0.00

                                                              BEGINNING                 NUMBER OF
                                                               OF YEAR    END OF YEAR  ACCUMULATION
                                                             ACCUMULATION ACCUMULATION  UNITS END
INVESTMENT DIVISION                                     YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
-------------------                                     ---- ------------ ------------ ------------
MetLife Aggressive Strategy Investment Division........ 2011    $12.49       $10.73          0.00
                                                        2012     10.73        12.41          0.00

MetLife Aggressive Strategy Investment
  Division (formerly MetLife Aggressive Allocation
  Investment Division) (5/1/2005)...................... 2005      9.99        11.18          0.00
                                                        2006     11.18        12.81          0.00
                                                        2007     12.81        13.10          0.00
                                                        2008     13.10         7.73          0.00
                                                        2009      7.73        10.06          0.00
                                                        2010     10.06        11.53          0.00
                                                        2011     11.53        12.53          0.00
MetLife Conservative Allocation Investment Division
  (5/1/2005)........................................... 2005      9.99        10.33          0.00
                                                        2006     10.33        10.93          0.00
                                                        2007     10.93        11.43          0.00
                                                        2008     11.43         9.69          0.00
                                                        2009      9.69        11.58          0.00
                                                        2010     11.58        12.62          0.00
                                                        2011     12.62        12.91          0.00
                                                        2012     12.91        13.96          0.00

MetLife Conservative to Moderate Allocation Investment
  Division (5/1/2005).................................. 2005      9.99        10.54          0.00
                                                        2006     10.54        11.43          0.00
                                                        2007     11.43        11.87          0.00
                                                        2008     11.87         9.21          0.00
                                                        2009      9.21        11.29          0.00
                                                        2010     11.29        12.47          0.00
                                                        2011     12.47        12.48          0.00
                                                        2012     12.48        13.78          0.00

MetLife Mid Cap Stock Index Investment Division........ 2003      8.71        11.61          0.00
                                                        2004     11.61        13.31          0.00
                                                        2005     13.31        14.77          0.00
                                                        2006     14.77        16.07          0.00
                                                        2007     16.07        17.12          0.00
                                                        2008     17.12        10.78          0.00
                                                        2009     10.78        14.61          0.00
                                                        2010     14.61        18.24          0.00
                                                        2011     18.24        17.67          0.00
                                                        2012     17.67        20.54          0.00

MetLife Moderate Allocation Investment Division
  (5/1/2005)........................................... 2005      9.99        10.78          0.00
                                                        2006     10.78        11.94          0.00
                                                        2007     11.94        12.34          0.00
                                                        2008     12.34         8.72          0.00
                                                        2009      8.72        10.93      2,003.30
                                                        2010     10.93        12.26      2,213.27
                                                        2011     12.26        11.97      2,398.42
                                                        2012     11.97        13.43      2,576.15

                                                              BEGINNING                 NUMBER OF
                                                               OF YEAR    END OF YEAR  ACCUMULATION
                                                             ACCUMULATION ACCUMULATION  UNITS END
INVESTMENT DIVISION                                     YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
-------------------                                     ---- ------------ ------------ ------------
MetLife Moderate to Aggressive Allocation Investment
  Division (5/1/2005).................................. 2005    $ 9.99       $11.00         0.00
                                                        2006     11.00        12.45         0.00
                                                        2007     12.45        12.81         0.00
                                                        2008     12.81         8.23         0.00
                                                        2009      8.23        10.52         0.00
                                                        2010     10.52        11.96         0.00
                                                        2011     11.96        11.40        24.39
                                                        2012     11.40        13.03       119.53

MetLife Stock Index Investment Division................ 2003     28.37        35.93         0.00
                                                        2004     35.93        39.25         0.00
                                                        2005     39.25        40.58         0.00
                                                        2006     40.58        46.30         0.00
                                                        2007     46.30        48.15         0.00
                                                        2008     48.15        29.92         0.00
                                                        2009     29.92        37.32         0.00
                                                        2010     37.32        42.32         0.00
                                                        2011     42.32        42.61         0.00
                                                        2012     42.61        48.72         0.00

MFS(R) Research International Investment Division...... 2003      7.35         9.61         0.00
                                                        2004      9.61        11.38         0.00
                                                        2005     11.38        13.13         0.00
                                                        2006     13.13        16.46         0.00
                                                        2007     16.46        18.47         0.00
                                                        2008     18.47        10.54         2.61
                                                        2009     10.54        13.74        15.20
                                                        2010     13.74        15.16        51.06
                                                        2011     15.16        13.41        76.63
                                                        2012     13.41        15.50        86.66

MFS(R) Total Return Investment Division................ 2003     34.05        39.37         0.00
                                                        2004     39.37        43.28         0.00
                                                        2005     43.28        44.10         0.00
                                                        2006     44.10        48.89         0.00
                                                        2007     48.89        50.42         0.00
                                                        2008     50.42        38.78         0.00
                                                        2009     38.78        45.45         0.00
                                                        2010     45.45        49.43         0.00
                                                        2011     49.43        50.02         0.00
                                                        2012     50.02        55.15         0.00

MFS(R) Value Investment Division....................... 2003      9.85        12.22         0.00
                                                        2004     12.22        13.46         0.00
                                                        2005     13.46        13.11         0.00
                                                        2006     13.11        15.30         0.00
                                                        2007     15.30        14.55         0.00
                                                        2008     14.55         9.55         0.00
                                                        2009      9.55        11.41         5.86
                                                        2010     11.41        12.57        56.17
                                                        2011     12.57        12.53        86.88
                                                        2012     12.53        14.43        86.11

                                                              BEGINNING                 NUMBER OF
                                                               OF YEAR    END OF YEAR  ACCUMULATION
                                                             ACCUMULATION ACCUMULATION  UNITS END
INVESTMENT DIVISION                                     YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
-------------------                                     ---- ------------ ------------ ------------
MLA Mid Cap Investment Division (formerly Lazard Mid
  Cap Investment Division)............................. 2003    $ 9.71       $12.14        653.11
                                                        2004     12.14        13.76          0.00
                                                        2005     13.76        14.73          0.00
                                                        2006     14.73        16.73          0.00
                                                        2007     16.73        16.12          0.00
                                                        2008     16.12         9.85          0.00
                                                        2009      9.85        13.35          0.00
                                                        2010     13.35        16.25          0.00
                                                        2011     16.25        15.24          0.00
                                                        2012     15.24        15.90          0.00

MSCI EAFE(R) Index Investment Division (formerly
  Morgan Stanley EAFE(R) Index Investment Division).... 2003      7.12         9.67        661.18
                                                        2004      9.67        11.43      1,161.83
                                                        2005     11.43        12.79      1,457.54
                                                        2006     12.79        15.89      1,646.37
                                                        2007     15.89        17.39      1,863.44
                                                        2008     17.39         9.96          0.00
                                                        2009      9.96        12.65          0.00
                                                        2010     12.65        13.53          4.30
                                                        2011     13.53        11.70          0.00
                                                        2012     11.70        13.68          0.00

Morgan Stanley Mid Cap Growth Investment Division...... 2010     13.66        15.91          0.00
                                                        2011     15.91        14.67          0.00
                                                        2012     14.67        15.88          0.00

Morgan Stanley Mid Cap Growth Investment Division
  (formerly FI Mid Cap Opportunities Investment
  Division)............................................ 2003     11.10        14.76          0.00
                                                        2004     14.76        17.09          0.00
                                                        2005     17.09        18.05          0.00
                                                        2006     18.05        19.95          0.00
                                                        2007     19.95        21.36          0.00
                                                        2008     21.36         9.43          0.00
                                                        2009      9.43        12.47          0.00
                                                        2010     12.47        13.52          0.00

Neuberger Berman Genesis Investment Division........... 2003     10.94        16.22          0.00
                                                        2004     16.22        18.49        703.07
                                                        2005     18.49        19.03        888.99
                                                        2006     19.03        21.95      1,020.41
                                                        2007     21.95        20.94      1,187.12
                                                        2008     20.94        12.74          0.00
                                                        2009     12.74        14.24          0.00
                                                        2010     14.24        17.12          2.52
                                                        2011     17.12        17.89          0.00
                                                        2012     17.89        19.45          0.00

                                                              BEGINNING                 NUMBER OF
                                                               OF YEAR    END OF YEAR  ACCUMULATION
                                                             ACCUMULATION ACCUMULATION  UNITS END
INVESTMENT DIVISION                                     YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
-------------------                                     ---- ------------ ------------ ------------
PIMCO Inflation Protected Bond Investment Division
  (5/1/2006)........................................... 2006    $11.14       $11.28         0.00
                                                        2007     11.28        12.38         0.00
                                                        2008     12.38        11.42         0.00
                                                        2009     11.42        13.35        48.58
                                                        2010     13.35        14.26       251.19
                                                        2011     14.26        15.69       442.45
                                                        2012     15.69        16.97       636.91

PIMCO Total Return Investment Division................. 2003     11.45        11.83       635.34
                                                        2004     11.83        12.30         0.00
                                                        2005     12.30        12.46         0.00
                                                        2006     12.46        12.90         0.00
                                                        2007     12.90        13.74         0.00
                                                        2008     13.74        13.67         0.00
                                                        2009     13.67        15.98         0.00
                                                        2010     15.98        17.12         0.00
                                                        2011     17.12        17.50         0.00
                                                        2012     17.50        18.94         0.00

RCM Technology Investment Division..................... 2003      2.98         4.66         0.00
                                                        2004      4.66         4.41         0.00
                                                        2005      4.41         4.85         0.00
                                                        2006      4.85         5.06         0.00
                                                        2007      5.06         6.60         0.00
                                                        2008      6.60         3.63         0.00
                                                        2009      3.63         5.72         0.00
                                                        2010      5.72         7.23         0.00
                                                        2011      7.23         6.45         0.00
                                                        2012      6.45         7.17         0.00

Russell 2000(R) Index Investment Division.............. 2003      9.44        13.63         0.00
                                                        2004     13.63        15.85         0.00
                                                        2005     15.85        16.38         0.00
                                                        2006     16.38        19.08         0.00
                                                        2007     19.08        18.57         0.00
                                                        2008     18.57        12.20         2.25
                                                        2009     12.20        15.19        11.05
                                                        2010     15.19        19.04        19.22
                                                        2011     19.04        18.05        27.24
                                                        2012     18.05        20.75        34.78

SSgA Growth ETF Investment Division (5/1/2006)......... 2006     10.73        11.47         0.00
                                                        2007     11.47        12.00         0.00
                                                        2008     12.00         7.97         0.00
                                                        2009      7.97        10.19         0.00
                                                        2010     10.19        11.53         0.00
                                                        2011     11.53        11.17         0.00
                                                        2012     11.17        12.73         0.00

                                                              BEGINNING                 NUMBER OF
                                                               OF YEAR    END OF YEAR  ACCUMULATION
                                                             ACCUMULATION ACCUMULATION  UNITS END
INVESTMENT DIVISION                                     YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
-------------------                                     ---- ------------ ------------ ------------
SSgA Growth and Income ETF Investment Division
  (5/1/2006)........................................... 2006    $10.54       $11.22          0.00
                                                        2007     11.22        11.71          0.00
                                                        2008     11.71         8.69          0.00
                                                        2009      8.69        10.75          0.00
                                                        2010     10.75        11.96          0.00
                                                        2011     11.96        11.97          0.00
                                                        2012     11.97        13.38          0.00

T. Rowe Price Large Cap Growth Investment Division..... 2003      8.83        11.44          0.00
                                                        2004     11.44        12.44          0.00
                                                        2005     12.44        13.10          0.00
                                                        2006     13.10        14.65          0.00
                                                        2007     14.65        15.83          0.00
                                                        2008     15.83         9.09          0.00
                                                        2009      9.09        12.89          0.00
                                                        2010     12.89        14.90          0.00
                                                        2011     14.90        14.57          0.00
                                                        2012     14.57        17.12          0.00

T. Rowe Price Mid Cap Growth Investment Division....... 2003      4.58         6.20          0.00
                                                        2004      6.20         7.24          0.00
                                                        2005      7.24         8.22          0.00
                                                        2006      8.22         8.64          0.00
                                                        2007      8.64        10.07          0.00
                                                        2008     10.07         6.01          0.00
                                                        2009      6.01         8.66          0.00
                                                        2010      8.66        10.95          0.00
                                                        2011     10.95        10.67          0.00
                                                        2012     10.67        12.02          0.00

T. Rowe Price Small Cap Growth Investment Division..... 2003      8.90        12.43          0.00
                                                        2004     12.43        13.67        903.53
                                                        2005     13.67        14.99      1,147.98
                                                        2006     14.99        15.39      1,322.70
                                                        2007     15.39        16.70      1,546.69
                                                        2008     16.70        10.53          0.00
                                                        2009     10.53        14.46          0.00
                                                        2010     14.46        19.29          2.32
                                                        2011     19.29        19.39          0.00
                                                        2012     19.39        22.26          0.00

Third Avenue Small Cap Value Investment Division....... 2003      8.25        11.56          0.00
                                                        2004     11.56        14.49          0.00
                                                        2005     14.49        16.58          0.00
                                                        2006     16.58        18.58          0.00
                                                        2007     18.58        17.84          0.00
                                                        2008     17.84        12.40          0.00
                                                        2009     12.40        15.53          0.00
                                                        2010     15.53        18.45          0.00
                                                        2011     18.45        16.63          0.00
                                                        2012     16.63        19.44          0.00

                                                              BEGINNING                 NUMBER OF
                                                               OF YEAR    END OF YEAR  ACCUMULATION
                                                             ACCUMULATION ACCUMULATION  UNITS END
INVESTMENT DIVISION                                     YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
-------------------                                     ---- ------------ ------------ ------------
Western Asset Management Strategic Bond Opportunities
  Investment Division.................................. 2003    $17.63       $19.66        0.00
                                                        2004     19.66        20.70        0.00
                                                        2005     20.70        21.03        0.00
                                                        2006     21.03        21.84        0.00
                                                        2007     21.84        22.43        0.00
                                                        2008     22.43        18.84        0.00
                                                        2009     18.84        24.61        0.00
                                                        2010     24.61        27.41        0.00
                                                        2011     27.41        28.74        0.00
                                                        2012     28.74        31.68        0.00

Western Asset Management U.S. Government Investment
  Division............................................. 2003     16.14        16.24        0.00
                                                        2004     16.24        16.52        0.00
                                                        2005     16.52        16.60        0.00
                                                        2006     16.60        17.08        0.00
                                                        2007     17.08        17.60        0.00
                                                        2008     17.60        17.34        0.00
                                                        2009     17.34        17.88        0.00
                                                        2010     17.88        18.68        0.00
                                                        2011     18.68        19.48        0.00
                                                        2012     19.48        19.89        0.00

                       METLIFE FINANCIAL FREEDOM SELECT
                         0.60 SEPARATE ACCOUNT CHARGE


                                                         BEGINNING                 NUMBER OF
                                                          OF YEAR    END OF YEAR  ACCUMULATION
                                                        ACCUMULATION ACCUMULATION  UNITS END
INVESTMENT DIVISION                                YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
-------------------                                ---- ------------ ------------ ------------
American Funds(R) Balanced Allocation Investment
  Division (Class C) (4/28/2008).................. 2008   $ 10.00      $  7.05      5,299.96
                                                   2009      7.05         9.06      7,857.12
                                                   2010      9.06        10.11     12,530.93
                                                   2011     10.11         9.83     16,085.62
                                                   2012      9.83        11.09     17,640.78

American Funds Bond Investment Division+ (Class
  2) (5/1/2006)................................... 2006     15.57        16.41          0.00
                                                   2007     16.41        16.81         23.86
                                                   2008     16.81        15.11          0.00
                                                   2009     15.11        16.87          0.00
                                                   2010     16.87        17.80          0.13
                                                   2011     17.80        18.73          0.00
                                                   2012     18.73        19.57          0.00

American Funds Global Small Capitalization+
  Investment Division (Class 2)................... 2003     11.09        16.89          0.00
                                                   2004     16.89        20.24         60.51
                                                   2005     20.24        25.16        128.70
                                                   2006     25.16        30.95        198.08
                                                   2007     30.95        37.26        370.00
                                                   2008     37.26        17.17        927.80
                                                   2009     17.17        27.46      1,382.31
                                                   2010     27.46        33.34      1,641.45
                                                   2011     33.34        26.73      1,239.91
                                                   2012     26.73        31.32      1,410.91

American Funds(R) Growth Allocation Investment
  Division (Class C) (4/28/2008).................. 2008      9.99         6.39          0.00
                                                   2009      6.39         8.52        253.02
                                                   2010      8.52         9.61      1,742.24
                                                   2011      9.61         9.10        885.38
                                                   2012      9.10        10.51      1,706.80

American Funds Growth Investment Division+ (Class
  2).............................................. 2003     94.91       128.75          4.61
                                                   2004    128.75       143.61         20.17
                                                   2005    143.61       165.46         38.07
                                                   2006    165.46       180.83         57.42
                                                   2007    180.83       201.43         66.22
                                                   2008    201.43       111.90        152.98
                                                   2009    111.90       154.68        483.27
                                                   2010    154.68       182.02        674.64
                                                   2011    182.02       172.76        863.53
                                                   2012    172.76       201.94        963.66

                                                         BEGINNING                 NUMBER OF
                                                          OF YEAR    END OF YEAR  ACCUMULATION
                                                        ACCUMULATION ACCUMULATION  UNITS END
INVESTMENT DIVISION                                YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
-------------------                                ---- ------------ ------------ ------------
American Funds Growth-Income Investment Division+
  (Class 2)....................................... 2003   $ 76.30      $100.19        136.86
                                                   2004    100.19       109.65        232.41
                                                   2005    109.65       115.07        307.05
                                                   2006    115.07       131.44        375.63
                                                   2007    131.44       136.90        450.47
                                                   2008    136.90        84.36        487.10
                                                   2009     84.36       109.78        540.33
                                                   2010    109.78       121.29        573.59
                                                   2011    121.29       118.06        613.67
                                                   2012    118.06       137.52        595.35

American Funds(R) Moderate Allocation Investment
  Division (Class C) (4/28/2008).................. 2008     10.01         7.73          0.00
                                                   2009      7.73         9.48          0.00
                                                   2010      9.48        10.36          0.00
                                                   2011     10.36        10.31          0.00
                                                   2012     10.31        11.36          0.00

Barclays Capital Aggregate Bond Index Investment
  Division........................................ 2003     12.65        13.00         89.65
                                                   2004     13.00        13.41        173.19
                                                   2005     13.41        13.58        242.15
                                                   2006     13.58        14.02      1,503.66
                                                   2007     14.02        14.86      2,452.12
                                                   2008     14.86        15.60        535.20
                                                   2009     15.60        16.28        797.67
                                                   2010     16.28        17.11        698.24
                                                   2011     17.11        18.24        461.40
                                                   2012     18.24        18.79        633.30

BlackRock Bond Income Investment Division......... 2003     48.96        51.39          0.00
                                                   2004     51.39        53.21         15.09
                                                   2005     53.21        54.03         88.59
                                                   2006     54.03        55.93          0.00
                                                   2007     55.93        58.94          0.22
                                                   2008     58.94        56.44          2.77
                                                   2009     56.44        61.26          5.12
                                                   2010     61.26        65.81          7.25
                                                   2011     65.81        69.54          9.99
                                                   2012     69.54        74.15         12.38

BlackRock Large Cap Core Investment Division*..... 2007     94.52        95.85          3.26
                                                   2008     95.85        59.73         18.05
                                                   2009     59.73        70.77         64.19
                                                   2010     70.77        79.11        102.70
                                                   2011     79.11        78.83        140.39
                                                   2012     78.83        88.87        175.52

BlackRock Large Cap Investment Division........... 2003     54.95        70.95          0.00
                                                   2004     70.95        78.00          0.00
                                                   2005     78.00        80.11          0.00
                                                   2006     80.11        90.65          0.00
                                                   2007     90.65        95.31          0.00

                                                             BEGINNING                 NUMBER OF
                                                              OF YEAR    END OF YEAR  ACCUMULATION
                                                            ACCUMULATION ACCUMULATION  UNITS END
INVESTMENT DIVISION                                    YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
-------------------                                    ---- ------------ ------------ ------------
BlackRock Large Cap Value Investment Division......... 2003    $ 7.95       $10.70        0.00
                                                       2004     10.70        12.04        0.00
                                                       2005     12.04        12.64        0.00
                                                       2006     12.64        14.97        0.00
                                                       2007     14.97        15.34        0.00
                                                       2008     15.34         9.89       41.63
                                                       2009      9.89        10.92       41.27
                                                       2010     10.92        11.83       41.18
                                                       2011     11.83        12.00       40.87
                                                       2012     12.00        13.59       40.67

BlackRock Legacy Large Cap Growth Investment Division. 2003     19.00        25.54        0.00
                                                       2004     25.54        27.57        0.00
                                                       2005     27.57        29.25        0.00
                                                       2006     29.25        30.21        0.00
                                                       2007     30.21        35.56        0.00
                                                       2008     35.56        22.38       12.16
                                                       2009     22.38        30.36       22.78
                                                       2010     30.36        36.06       30.38
                                                       2011     36.06        32.56       40.58
                                                       2012     32.56        36.92       49.71

BlackRock Legacy Large Cap Growth Investment Division
  (formerly FI Large Cap Investment Division)......... 2006     18.46        18.78        0.00
                                                       2007     18.78        19.36        0.00
                                                       2008     19.36        10.59        0.00
                                                       2009     10.59        11.06        0.00

BlackRock Money Market Investment Division (5/1/2003). 2003     25.95        25.93        0.00
                                                       2004     25.93        25.97        0.00
                                                       2005     25.97        26.49        0.00
                                                       2006     26.49        27.53        0.00
                                                       2007     27.53        28.68        0.00
                                                       2008     28.68        29.25        0.00
                                                       2009     29.25        29.15        0.00
                                                       2010     29.15        28.98        0.00
                                                       2011     28.98        28.81        0.00
                                                       2012     28.81        28.63        0.00

Calvert VP SRI Balanced Investment Division........... 2003     18.40        21.82        0.00
                                                       2004     21.82        23.48        0.00
                                                       2005     23.48        24.66        0.00
                                                       2006     24.66        26.66        0.00
                                                       2007     26.66        27.23        1.81
                                                       2008     27.23        18.59       13.24
                                                       2009     18.59        23.15       26.55
                                                       2010     23.15        25.80       37.00
                                                       2011     25.80        26.81       47.80
                                                       2012     26.81        29.46       57.14

                                                                 BEGINNING                 NUMBER OF
                                                                  OF YEAR    END OF YEAR  ACCUMULATION
                                                                ACCUMULATION ACCUMULATION  UNITS END
INVESTMENT DIVISION                                        YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
-------------------                                        ---- ------------ ------------ ------------
Clarion Global Real Estate Investment Division (5/1/2004). 2004    $ 9.99       $12.90         0.00
                                                           2005     12.90        14.52         0.00
                                                           2006     14.52        19.87         0.00
                                                           2007     19.87        16.78         9.75
                                                           2008     16.78         9.73        19.79
                                                           2009      9.73        13.03       124.58
                                                           2010     13.03        15.04       196.36
                                                           2011     15.04        14.11       268.94
                                                           2012     14.11        17.68       324.42

Davis Venture Value Investment Division................... 2003     23.06        29.97         0.00
                                                           2004     29.97        33.35         0.00
                                                           2005     33.35        36.47         0.00
                                                           2006     36.47        41.44         0.00
                                                           2007     41.44        42.98       215.30
                                                           2008     42.98        25.84       334.89
                                                           2009     25.84        33.81       488.07
                                                           2010     33.81        37.55       559.97
                                                           2011     37.55        35.73       215.38
                                                           2012     35.73        40.00       206.97

FI Value Leaders Investment Division...................... 2003     20.02        25.25         0.00
                                                           2004     25.25        28.49         0.00
                                                           2005     28.49        31.28         0.00
                                                           2006     31.28        34.72         0.00
                                                           2007     34.72        35.87         0.00
                                                           2008     35.87        21.71         0.00
                                                           2009     21.71        26.22         0.00
                                                           2010     26.22        29.79         0.00
                                                           2011     29.79        27.72         0.00
                                                           2012     27.72        31.81         0.00

Harris Oakmark International Investment Division.......... 2003      8.91        11.96         0.00
                                                           2004     11.96        14.33         0.00
                                                           2005     14.33        16.27         0.00
                                                           2006     16.27        20.84         0.00
                                                           2007     20.84        20.49       390.68
                                                           2008     20.49        12.04       523.56
                                                           2009     12.04        18.56       638.25
                                                           2010     18.56        21.47       700.49
                                                           2011     21.47        18.30       265.17
                                                           2012     18.30        23.51       288.82

Invesco Small Cap Growth Investment Division.............. 2003      8.55        11.81         0.00
                                                           2004     11.81        12.49       130.70
                                                           2005     12.49        13.44       321.15
                                                           2006     13.44        15.26       535.66
                                                           2007     15.26        16.85       531.10
                                                           2008     16.85        10.26       666.40
                                                           2009     10.26        13.65       921.55
                                                           2010     13.65        17.12       975.65
                                                           2011     17.12        16.83        59.24
                                                           2012     16.83        19.78        60.74

                                                               BEGINNING                 NUMBER OF
                                                                OF YEAR    END OF YEAR  ACCUMULATION
                                                              ACCUMULATION ACCUMULATION  UNITS END
INVESTMENT DIVISION                                      YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
-------------------                                      ---- ------------ ------------ ------------
Janus Forty Investment Division (4/30/2007)............. 2007   $178.29      $219.90         2.12
                                                         2008    219.90       126.78        22.81
                                                         2009    126.78       180.03        66.66
                                                         2010    180.03       195.77       104.89
                                                         2011    195.77       179.92       143.12
                                                         2012    179.92       219.11       165.87

Jennison Growth Investment Division..................... 2012     10.01         9.70       779.83

Jennison Growth Investment Division
  (formerly Oppenheimer Capital Appreciation Investment
  Division)............................................. 2003      6.37         8.15         0.00
                                                         2004      8.15         8.62         0.00
                                                         2005      8.62         8.97         0.00
                                                         2006      8.97         9.59         0.00
                                                         2007      9.59        10.90        69.33
                                                         2008     10.90         5.86       833.49
                                                         2009      5.86         8.37       418.72
                                                         2010      8.37         9.10       600.72
                                                         2011      9.10         8.92       738.63
                                                         2012      8.92        10.06         0.00

Loomis Sayles Small Cap Core Investment Division........ 2003     18.44        25.01         0.00
                                                         2004     25.01        28.90         0.00
                                                         2005     28.90        30.64         0.00
                                                         2006     30.64        35.45         0.00
                                                         2007     35.45        39.34         0.00
                                                         2008     39.34        25.00         0.00
                                                         2009     25.00        32.29        66.26
                                                         2010     32.29        40.83       114.28
                                                         2011     40.83        40.73       268.70
                                                         2012     40.73        46.26       274.91

Loomis Sayles Small Cap Growth Investment Division...... 2003      6.32         9.09       101.01
                                                         2004      9.09        10.04       355.78
                                                         2005     10.04        10.42       551.61
                                                         2006     10.42        11.36       740.59
                                                         2007     11.36        11.78       803.13
                                                         2008     11.78         6.87       807.43
                                                         2009      6.87         8.86       812.71
                                                         2010      8.86        11.57       819.49
                                                         2011     11.57        11.82       821.03
                                                         2012     11.82        13.03       824.50

Lord Abbett Bond Debenture Investment Division.......... 2003     14.30        16.94         0.00
                                                         2004     16.94        18.21         0.00
                                                         2005     18.21        18.38         0.00
                                                         2006     18.38        19.94         0.00
                                                         2007     19.94        21.12        12.88
                                                         2008     21.12        17.08        39.02
                                                         2009     17.08        23.23        73.86
                                                         2010     23.23        26.08       103.02
                                                         2011     26.08        27.08       121.55
                                                         2012     27.08        30.41       147.12

                                                                  BEGINNING                 NUMBER OF
                                                                   OF YEAR    END OF YEAR  ACCUMULATION
                                                                 ACCUMULATION ACCUMULATION  UNITS END
INVESTMENT DIVISION                                         YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
-------------------                                         ---- ------------ ------------ ------------
Lord Abbett Mid Cap Value Investment Division.............. 2012    $28.21       $29.15        460.20

Lord Abbett Mid Cap Value Investment Division
  (formerly Neuberger Berman Mid Cap Value Investment
  Division)................................................ 2003     13.78        18.65          0.00
                                                            2004     18.65        22.74          0.00
                                                            2005     22.74        25.30          0.00
                                                            2006     25.30        27.96          0.00
                                                            2007     27.96        28.68          1.16
                                                            2008     28.68        14.97         34.00
                                                            2009     14.97        21.99        168.44
                                                            2010     21.99        27.55        260.41
                                                            2011     27.55        25.56        356.60
                                                            2012     25.56        28.34          0.00

Met/Artisan Mid Cap Value Investment Division.............. 2003     25.03        32.92         18.37
                                                            2004     32.92        35.88         69.12
                                                            2005     35.88        39.13        130.26
                                                            2006     39.13        43.63        189.05
                                                            2007     43.63        40.30         48.52
                                                            2008     40.30        21.58         48.45
                                                            2009     21.58        30.29         48.39
                                                            2010     30.29        34.55          0.48
                                                            2011     34.55        36.57          0.00
                                                            2012     36.57        40.56          0.00

Met/Franklin Income Investment Division (4/28/2008)........ 2008      9.99         8.03          0.00
                                                            2009      8.03        10.20        583.99
                                                            2010     10.20        11.34        827.58
                                                            2011     11.34        11.51        932.66
                                                            2012     11.51        12.87      1,051.47

Met/Franklin Low Duration Total Return Investment Division
  (5/2/2011)............................................... 2011      9.98         9.82          0.00
                                                            2012      9.82        10.19          0.00

Met/Franklin Mutual Shares Investment Division
  (4/28/2008).............................................. 2008      9.99         6.63          0.00
                                                            2009      6.63         8.23          9.58
                                                            2010      8.23         9.09         17.79
                                                            2011      9.09         8.98         25.39
                                                            2012      8.98        10.17         32.57

Met/Franklin Templeton Founding Strategy Investment
  Division (4/28/2008)..................................... 2008      9.99         7.07          0.00
                                                            2009      7.07         9.03          0.00
                                                            2010      9.03         9.88          0.00
                                                            2011      9.88         9.65          0.00
                                                            2012      9.65        11.14          0.00

Met/Templeton Growth Investment Division (4/28/2008)....... 2008      9.99         6.60          0.00
                                                            2009      6.60         8.70          0.00
                                                            2010      8.70         9.31          0.00
                                                            2011      9.31         8.62          0.00
                                                            2012      8.62        10.47          0.00

                                                              BEGINNING                 NUMBER OF
                                                               OF YEAR    END OF YEAR  ACCUMULATION
                                                             ACCUMULATION ACCUMULATION  UNITS END
INVESTMENT DIVISION                                     YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
-------------------                                     ---- ------------ ------------ ------------
MetLife Aggressive Strategy Investment Division........ 2011    $12.75       $10.98      3,968.98
                                                        2012     10.98        12.74      4,333.14

MetLife Aggressive Strategy Investment Division
  (formerly MetLife Aggressive Allocation Investment
  Division) (5/1/2005)................................. 2005      9.99        11.21          0.00
                                                        2006     11.21        12.88          0.00
                                                        2007     12.88        13.22        113.94
                                                        2008     13.22         7.83      1,080.76
                                                        2009      7.83        10.23      2,277.56
                                                        2010     10.23        11.77      3,242.99
                                                        2011     11.77        12.79          0.00

MetLife Conservative Allocation Investment Division
  (5/1/2005)........................................... 2005      9.99        10.35          0.00
                                                        2006     10.35        11.00          0.00
                                                        2007     11.00        11.54          0.00
                                                        2008     11.54         9.82          0.00
                                                        2009      9.82        11.77          0.00
                                                        2010     11.77        12.87         25.58
                                                        2011     12.87        13.21          4.65
                                                        2012     13.21        14.34         13.49

MetLife Conservative to Moderate Allocation Investment
  Division (5/1/2005).................................. 2005      9.99        10.57          0.00
                                                        2006     10.57        11.50      1,064.53
                                                        2007     11.50        11.98      1,957.00
                                                        2008     11.98         9.33        461.34
                                                        2009      9.33        11.48        847.70
                                                        2010     11.48        12.72        731.60
                                                        2011     12.72        12.78        930.90
                                                        2012     12.78        14.16      1,511.69

MetLife Mid Cap Stock Index Investment Division........ 2003      8.79        11.76        103.65
                                                        2004     11.76        13.52        194.33
                                                        2005     13.52        15.06        261.98
                                                        2006     15.06        16.44        402.06
                                                        2007     16.44        17.57        510.74
                                                        2008     17.57        11.11        421.19
                                                        2009     11.11        15.11      1,229.22
                                                        2010     15.11        18.92      1,515.44
                                                        2011     18.92        18.40      2,693.30
                                                        2012     18.40        21.46      2,988.88

MetLife Moderate Allocation Investment Division
  (5/1/2005)........................................... 2005      9.99        10.80          0.00
                                                        2006     10.80        12.01          0.00
                                                        2007     12.01        12.46        321.38
                                                        2008     12.46         8.83      2,222.44
                                                        2009      8.83        11.11      4,153.92
                                                        2010     11.11        12.50      5,679.00
                                                        2011     12.50        12.26      7,971.62
                                                        2012     12.26        13.80      9,669.02

                                                            BEGINNING                 NUMBER OF
                                                             OF YEAR    END OF YEAR  ACCUMULATION
                                                           ACCUMULATION ACCUMULATION  UNITS END
INVESTMENT DIVISION                                   YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
-------------------                                   ---- ------------ ------------ ------------
MetLife Moderate to Aggressive Allocation Investment
  Division (5/1/2005)................................ 2005    $ 9.99       $11.03          0.00
                                                      2006     11.03        12.52         63.94
                                                      2007     12.52        12.93        926.68
                                                      2008     12.93         8.33      2,093.10
                                                      2009      8.33        10.70      4,797.09
                                                      2010     10.70        12.20      7,747.39
                                                      2011     12.20        11.67     10,763.39
                                                      2012     11.67        13.38     15,047.10

MetLife Stock Index Investment Division.............. 2003     29.65        37.69         33.05
                                                      2004     37.69        41.32         91.42
                                                      2005     41.32        42.87        160.04
                                                      2006     42.87        49.09        617.41
                                                      2007     49.09        51.22        976.68
                                                      2008     51.22        31.94        469.01
                                                      2009     31.94        39.98        690.37
                                                      2010     39.98        45.50        693.09
                                                      2011     45.50        45.97        307.27
                                                      2012     45.97        52.74        406.10

MFS(R) Research International Investment Division.... 2003      7.40         9.71          0.00
                                                      2004      9.71        11.54          0.00
                                                      2005     11.54        13.35          0.00
                                                      2006     13.35        16.80          0.00
                                                      2007     16.80        18.92          8.24
                                                      2008     18.92        10.84        113.90
                                                      2009     10.84        14.18        691.22
                                                      2010     14.18        15.70      1,173.92
                                                      2011     15.70        13.93      1,962.57
                                                      2012     13.93        16.16      2,430.03

MFS(R) Total Return Investment Division.............. 2003     35.97        41.74         24.70
                                                      2004     41.74        46.05         50.36
                                                      2005     46.05        47.08         70.56
                                                      2006     47.08        52.38         72.29
                                                      2007     52.38        54.21         72.69
                                                      2008     54.21        41.84         84.95
                                                      2009     41.84        49.20         91.54
                                                      2010     49.20        53.70         25.05
                                                      2011     53.70        54.53         26.73
                                                      2012     54.53        60.34         20.14

MFS(R) Value Investment Division..................... 2003      9.99        12.44         46.66
                                                      2004     12.44        13.75        178.91
                                                      2005     13.75        13.44        365.40
                                                      2006     13.44        15.75        516.86
                                                      2007     15.75        15.02        160.74
                                                      2008     15.02         9.90        127.36
                                                      2009      9.90        11.86        127.21
                                                      2010     11.86        13.11          1.33
                                                      2011     13.11        13.12          0.00
                                                      2012     13.12        15.17          0.00

                                                           BEGINNING                 NUMBER OF
                                                            OF YEAR    END OF YEAR  ACCUMULATION
                                                          ACCUMULATION ACCUMULATION  UNITS END
INVESTMENT DIVISION                                  YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
-------------------                                  ---- ------------ ------------ ------------
MLA Mid Cap Investment Division
  (formerly Lazard Mid Cap Investment Division)..... 2003    $ 9.76       $12.24         0.00
                                                     2004     12.24        13.92         0.00
                                                     2005     13.92        14.95         0.00
                                                     2006     14.95        17.04         0.00
                                                     2007     17.04        16.48         1.97
                                                     2008     16.48        10.10        30.00
                                                     2009     10.10        13.74        61.84
                                                     2010     13.74        16.78        85.76
                                                     2011     16.78        15.80       112.57
                                                     2012     15.80        16.53       138.47

MSCI EAFE(R) Index Investment Division
  (formerly Morgan Stanley EAFE(R) Index Investment
  Division)......................................... 2003      7.22         9.85         0.00
                                                     2004      9.85        11.68         0.00
                                                     2005     11.68        13.11         0.00
                                                     2006     13.11        16.35       271.79
                                                     2007     16.35        17.96       462.19
                                                     2008     17.96        10.32       170.67
                                                     2009     10.32        13.16       308.06
                                                     2010     13.16        14.11       418.31
                                                     2011     14.11        12.25       394.28
                                                     2012     12.25        14.38       560.49

Morgan Stanley Mid Cap Growth Investment Division... 2010     14.30        16.70       181.13
                                                     2011     16.70        15.45       253.99
                                                     2012     15.45        16.78       329.80

Morgan Stanley Mid Cap Growth Investment Division
  (formerly FI Mid Cap Opportunities Investment
  Division)......................................... 2003     11.33        15.12         0.00
                                                     2004     15.12        17.56         0.00
                                                     2005     17.56        18.62         0.00
                                                     2006     18.62        20.65         0.00
                                                     2007     20.65        22.19         0.00
                                                     2008     22.19         9.83         0.00
                                                     2009      9.83        13.05       103.05
                                                     2010     13.05        14.16         0.00

Neuberger Berman Genesis Investment Division........ 2003     11.03        16.42         0.00
                                                     2004     16.42        18.78         0.00
                                                     2005     18.78        19.40         0.00
                                                     2006     19.40        22.46         0.00
                                                     2007     22.46        21.50         0.00
                                                     2008     21.50        13.13         0.00
                                                     2009     13.13        14.73         0.00
                                                     2010     14.73        17.76         0.00
                                                     2011     17.76        18.63         0.00
                                                     2012     18.63        20.32         0.00

                                                          BEGINNING                 NUMBER OF
                                                           OF YEAR    END OF YEAR  ACCUMULATION
                                                         ACCUMULATION ACCUMULATION  UNITS END
INVESTMENT DIVISION                                 YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
-------------------                                 ---- ------------ ------------ ------------
PIMCO Inflation Protected Bond Investment Division
  (5/1/2006)....................................... 2006    $11.26       $11.43          0.00
                                                    2007     11.43        12.59          0.00
                                                    2008     12.59        11.65         27.56
                                                    2009     11.65        13.67         54.18
                                                    2010     13.67        14.64         62.90
                                                    2011     14.64        16.18         69.35
                                                    2012     16.18        17.55         75.24

PIMCO Total Return Investment Division............. 2003     11.52        11.95         80.37
                                                    2004     11.95        12.47        170.86
                                                    2005     12.47        12.67        244.94
                                                    2006     12.67        13.17        251.39
                                                    2007     13.17        14.08        255.24
                                                    2008     14.08        14.05        287.05
                                                    2009     14.05        16.48        377.80
                                                    2010     16.48        17.73        213.42
                                                    2011     17.73        18.18        285.33
                                                    2012     18.18        19.74        350.27

RCM Technology Investment Division................. 2003      3.00         4.70          0.00
                                                    2004      4.70         4.47          0.00
                                                    2005      4.47         4.94          0.00
                                                    2006      4.94         5.17          0.00
                                                    2007      5.17         6.76         78.66
                                                    2008      6.76         3.73        778.66
                                                    2009      3.73         5.90        450.15
                                                    2010      5.90         7.49        629.94
                                                    2011      7.49         6.71        778.71
                                                    2012      6.71         7.47        893.40

Russell 2000(R) Index Investment Division.......... 2003      9.58        13.88         90.86
                                                    2004     13.88        16.20        167.76
                                                    2005     16.20        16.79        226.95
                                                    2006     16.79        19.63        232.89
                                                    2007     19.63        19.18        241.68
                                                    2008     19.18        12.64        257.77
                                                    2009     12.64        15.79        259.23
                                                    2010     15.79        19.87         43.58
                                                    2011     19.87        18.90         55.11
                                                    2012     18.90        21.81         80.73

SSgA Growth ETF Investment Division (5/1/2006)..... 2006     10.75        11.53          0.00
                                                    2007     11.53        12.10          0.00
                                                    2008     12.10         8.06          0.00
                                                    2009      8.06        10.35          0.00
                                                    2010     10.35        11.74          0.00
                                                    2011     11.74        11.42      1,730.82
                                                    2012     11.42        13.06      1,773.28

                                                          BEGINNING                 NUMBER OF
                                                           OF YEAR    END OF YEAR  ACCUMULATION
                                                         ACCUMULATION ACCUMULATION  UNITS END
INVESTMENT DIVISION                                 YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
-------------------                                 ---- ------------ ------------ ------------
SSgA Growth and Income ETF Investment Division
  (5/1/2006)....................................... 2006    $10.56       $11.27          0.00
                                                    2007     11.27        11.80          9.25
                                                    2008     11.80         8.79         67.80
                                                    2009      8.79        10.92        128.46
                                                    2010     10.92        12.18        179.36
                                                    2011     12.18        12.24        222.44
                                                    2012     12.24        13.72        255.07

T. Rowe Price Large Cap Growth Investment Division. 2003      8.96        11.65          0.00
                                                    2004     11.65        12.71          0.00
                                                    2005     12.71        13.43          0.00
                                                    2006     13.43        15.07          0.00
                                                    2007     15.07        16.35         22.08
                                                    2008     16.35         9.42        181.48
                                                    2009      9.42        13.40        357.89
                                                    2010     13.40        15.55        516.42
                                                    2011     15.55        15.25        635.89
                                                    2012     15.25        17.99        777.10

T. Rowe Price Mid Cap Growth Investment Division... 2003      4.61         6.26          0.00
                                                    2004      6.26         7.34          0.00
                                                    2005      7.34         8.36          0.00
                                                    2006      8.36         8.82          0.00
                                                    2007      8.82        10.32        615.75
                                                    2008     10.32         6.18      1,140.64
                                                    2009      6.18         8.93      1,262.10
                                                    2010      8.93        11.34      1,441.13
                                                    2011     11.34        11.09        622.24
                                                    2012     11.09        12.53        716.13

T. Rowe Price Small Cap Growth Investment Division. 2003      9.09        12.74          0.00
                                                    2004     12.74        14.05          0.00
                                                    2005     14.05        15.46          0.00
                                                    2006     15.46        15.93          0.00
                                                    2007     15.93        17.34          3.68
                                                    2008     17.34        10.98         29.24
                                                    2009     10.98        15.13         72.95
                                                    2010     15.13        20.25        110.76
                                                    2011     20.25        20.42        143.40
                                                    2012     20.42        23.53        172.70

Third Avenue Small Cap Value Investment Division... 2003      8.27        11.63          0.00
                                                    2004     11.63        14.63          0.00
                                                    2005     14.63        16.79          0.00
                                                    2006     16.79        18.88          0.00
                                                    2007     18.88        18.20          1.37
                                                    2008     18.20        12.69         40.78
                                                    2009     12.69        15.96         64.64
                                                    2010     15.96        19.02         89.65
                                                    2011     19.02        17.21        114.32
                                                    2012     17.21        20.18        137.62

                                                             BEGINNING                 NUMBER OF
                                                              OF YEAR    END OF YEAR  ACCUMULATION
                                                            ACCUMULATION ACCUMULATION  UNITS END
INVESTMENT DIVISION                                    YEAR  UNIT VALUE   UNIT VALUE    OF YEAR
-------------------                                    ---- ------------ ------------ ------------
Western Asset Management Strategic Bond Opportunities
  Investment Division................................. 2003    $18.14       $20.30          0.00
                                                       2004     20.30        21.45          0.00
                                                       2005     21.45        21.87          0.00
                                                       2006     21.87        22.79          0.00
                                                       2007     22.79        23.49         17.25
                                                       2008     23.49        19.79          0.00
                                                       2009     19.79        25.95        304.38
                                                       2010     25.95        29.01        480.49
                                                       2011     29.01        30.52        555.79
                                                       2012     30.52        33.76        672.08

Western Asset Management U.S. Government Investment
  Division............................................ 2003     16.60        16.77         56.86
                                                       2004     16.77        17.12        122.11
                                                       2005     17.12        17.26        176.32
                                                       2006     17.26        17.83        181.06
                                                       2007     17.83        18.43        184.45
                                                       2008     18.43        18.23        204.39
                                                       2009     18.23        18.86        477.81
                                                       2010     18.86        19.77        529.52
                                                       2011     19.77        20.69      1,522.36
                                                       2012     20.69        21.19      1,606.13

--------

  The assets of the Oppenheimer Capital Appreciation Investment Division of the Met Investors Fund were merged into the Jennison Growth Investment Division of the Metropolitan Fund on April 30, 2012. Accumulation Unit Values prior to April 30, 2012 are those of the Oppenheimer Capital Appreciation Investment Division.

  The assets of the Lord Abbett Mid Cap Value Investment Division (formerly the Neuberger Berman Mid Cap Value Division) of the Metropolitan Fund were merged into the Lord Abbett Mid Cap Value Investment Division of the Met Investors Fund on April 30, 2012. Accumulation Unit Values prior to April 30, 2012 are those of the Lord Abbett Mid Cap Value Investment Division of the Metropolitan Fund.

  The assets of MetLife Aggressive Allocation Investment Division of the Metropolitan Fund were merged into the MetLife Aggressive Strategy Investment Division of the Met Investors Fund on May 2, 2011. Accumulation Unit Values prior to May 2, 2011 are those of the MetLife Aggressive Allocation Investment Division.

  The assets of FI Mid Cap Opportunities Investment Division of the Metropolitan Fund were merged into the Morgan Stanley Mid Cap Growth Investment Division of the Met Investors Fund on May 3, 2010. Accumulation Unit Values prior to May 3, 2010 are those of FI Mid Cap Opportunities Investment Division.

  The assets of FI Large Cap Investment Division of the Metropolitan Funds were merged into the BlackRock Legacy Large Cap Growth Investment Division of the Metropolitan Fund on May 1, 2009. Accumulation Unit Values prior to May 1, 2009 are those of the FI Large Cap Investment Division.

  The assets of BlackRock Large Cap Investment Division (formerly BlackRock Investment Trust Investment Division) of the Metropolitan Fund were merged into the BlackRock Large Cap Core Investment Division of the Met Investors Fund April 30, 2007. Accumulation Unit Values prior to April 30, 2007 are those of the BlackRock Large Cap Investment Division.

  The Investment Division of the Metropolitan Fund with the name FI Mid Cap Opportunities was merged into the Janus Mid Cap Investment Division of the Metropolitan Fund prior to the opening of business on May 3, 2004 and was renamed FI Mid Cap Opportunities. The Investment Division with the name FI Mid Cap Opportunities on April 30, 2004 ceased to exist. The Accumulation Unit Values history prior to May 1, 2004 is that of the Investment Division which no longer exists.

* We are waiving a portion of the Separate Account charge for the Investment Division investing in the BlackRock Large Cap Core Portfolio.

+ The Accumulation Unit Values for the American Funds Bond, American Funds
  Growth-Income, American Funds Growth and American Funds Global Capitalization Investment Divisions are calculated with an additional .25% Separate Account Charge as indicated in the Separate Account Charge section of the Table of Expenses.

  Please see the Table of Expenses for more information.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Contract Owners of
Metropolitan Life Separate Account E
and Board of Directors of
Metropolitan Life Insurance Company

We have audited the accompanying statements of assets and liabilities of Metropolitan Life Separate Account E (the "Separate Account") of Metropolitan Life Insurance Company (the "Company") comprising each of the individual Investment Divisions listed in Note 2.A. as of December 31, 2012, the related statements of operations for the respective stated period in the year then ended, the statements of changes in net assets for the respective stated periods in the two years then ended, and the financial highlights in Note 8 for the respective stated periods in the five years then ended. These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2012, by correspondence with the custodian or mutual fund companies. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Investment Divisions constituting the Separate Account of the Company as of December 31, 2012, the results of their operations for the respective stated period in the year then ended, the changes in their net assets for the respective stated periods in the two years then ended, and the financial highlights for the respective stated periods in the five years then ended, in conformity with accounting principles generally accepted in the United States of America.



/s/ DELOITTE & TOUCHE LLP
Certified Public Accountants

Tampa, Florida
March 28, 2013

This page is intentionally left blank.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                    STATEMENTS OF ASSETS AND LIABILITIES
                              DECEMBER 31, 2012


                                                                 AMERICAN FUNDS
                                            AMERICAN FUNDS        GLOBAL SMALL        AMERICAN FUNDS       AMERICAN FUNDS
                                                 BOND            CAPITALIZATION           GROWTH            GROWTH-INCOME
                                          INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION
                                          -------------------  -------------------  -------------------  -------------------
ASSETS:
   Investments at fair value............  $      128,509,433   $      512,261,360   $      978,263,072   $      728,354,546
   Due from Metropolitan Life
     Insurance Company..................                  --                   --                   --                   --
                                          -------------------  -------------------  -------------------  -------------------
       Total Assets.....................         128,509,433          512,261,360          978,263,072          728,354,546
                                          -------------------  -------------------  -------------------  -------------------
LIABILITIES:
   Accrued fees.........................                   6                    7                    5                    5
   Due to Metropolitan Life
     Insurance Company..................                   3                   --                    2                   93
                                          -------------------  -------------------  -------------------  -------------------
       Total Liabilities................                   9                    7                    7                   98
                                          -------------------  -------------------  -------------------  -------------------

NET ASSETS..............................  $      128,509,424   $      512,261,353   $      978,263,065   $      728,354,448
                                          ===================  ===================  ===================  ===================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $      128,297,882   $      511,959,198   $      977,706,419   $      727,946,179
   Net assets from contracts in payout..             211,542              302,155              556,646              408,269
                                          -------------------  -------------------  -------------------  -------------------
       Total Net Assets.................  $      128,509,424   $      512,261,353   $      978,263,065   $      728,354,448
                                          ===================  ===================  ===================  ===================


 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2012




                                             CALVERT VP SRI       CALVERT VP SRI        FIDELITY VIP         FIDELITY VIP
                                                BALANCED          MID CAP GROWTH        EQUITY-INCOME      FUNDSMANAGER 50%
                                           INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION
                                           -------------------  -------------------  -------------------  -------------------
ASSETS:
   Investments at fair value............   $       51,646,895   $       12,341,511   $       81,994,571   $       28,315,175
   Due from Metropolitan Life
     Insurance Company..................                   --                   --                   --                   --
                                           -------------------  -------------------  -------------------  -------------------
       Total Assets.....................           51,646,895           12,341,511           81,994,571           28,315,175
                                           -------------------  -------------------  -------------------  -------------------
LIABILITIES:
   Accrued fees.........................                    3                   --                    1                   --
   Due to Metropolitan Life
     Insurance Company..................                    1                   --                   --                    2
                                           -------------------  -------------------  -------------------  -------------------
       Total Liabilities................                    4                   --                    1                    2
                                           -------------------  -------------------  -------------------  -------------------

NET ASSETS..............................   $       51,646,891   $       12,341,511   $       81,994,570   $       28,315,173
                                           ===================  ===================  ===================  ===================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...   $       51,646,891   $       12,341,511   $       80,840,655   $       28,315,173
   Net assets from contracts in payout..                   --                   --            1,153,915                   --
                                           -------------------  -------------------  -------------------  -------------------
       Total Net Assets.................   $       51,646,891   $       12,341,511   $       81,994,570   $       28,315,173
                                           ===================  ===================  ===================  ===================


                                                                                        FIDELITY VIP
                                              FIDELITY VIP                            INVESTMENT GRADE       FIDELITY VIP
                                            FUNDSMANAGER 60%    FIDELITY VIP GROWTH         BOND             MONEY MARKET
                                           INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION
                                           -------------------  -------------------  -------------------  -------------------
ASSETS:
   Investments at fair value............   $      260,007,963   $       77,803,882   $       22,278,308   $        8,724,753
   Due from Metropolitan Life
     Insurance Company..................                   --                   --                   --                   --
                                           -------------------  -------------------  -------------------  -------------------
       Total Assets.....................          260,007,963           77,803,882           22,278,308            8,724,753
                                           -------------------  -------------------  -------------------  -------------------
LIABILITIES:
   Accrued fees.........................                   --                   --                   --                   --
   Due to Metropolitan Life
     Insurance Company..................                    2                   --                   --                    1
                                           -------------------  -------------------  -------------------  -------------------
       Total Liabilities................                    2                   --                   --                    1
                                           -------------------  -------------------  -------------------  -------------------

NET ASSETS..............................   $      260,007,961   $       77,803,882   $       22,278,308   $        8,724,752
                                           ===================  ===================  ===================  ===================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...   $      260,007,961   $       77,803,882   $       22,278,308   $        8,724,752
   Net assets from contracts in payout..                   --                   --                   --                   --
                                           -------------------  -------------------  -------------------  -------------------
       Total Net Assets.................   $      260,007,961   $       77,803,882   $       22,278,308   $        8,724,752
                                           ===================  ===================  ===================  ===================

                                                  MIST
                                            ALLIANCEBERNSTEIN      MIST AMERICAN
                                             GLOBAL DYNAMIC       FUNDS BALANCED
                                               ALLOCATION           ALLOCATION
                                           INVESTMENT DIVISION  INVESTMENT DIVISION
                                           -------------------  -------------------
ASSETS:
   Investments at fair value............   $    1,165,993,493   $      683,639,227
   Due from Metropolitan Life
     Insurance Company..................                   --                   --
                                           -------------------  -------------------
       Total Assets.....................        1,165,993,493          683,639,227
                                           -------------------  -------------------
LIABILITIES:
   Accrued fees.........................                   --                    2
   Due to Metropolitan Life
     Insurance Company..................                    1                    2
                                           -------------------  -------------------
       Total Liabilities................                    1                    4
                                           -------------------  -------------------

NET ASSETS..............................   $    1,165,993,492   $      683,639,223
                                           ===================  ===================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...   $    1,165,993,492   $      683,627,024
   Net assets from contracts in payout..                   --               12,199
                                           -------------------  -------------------
       Total Net Assets.................   $    1,165,993,492   $      683,639,223
                                           ===================  ===================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2012


                                                                   MIST AMERICAN                             MIST AMERICAN
                                              MIST AMERICAN        FUNDS GROWTH         MIST AMERICAN       FUNDS MODERATE
                                               FUNDS BOND           ALLOCATION          FUNDS GROWTH          ALLOCATION
                                           INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION
                                           -------------------  -------------------  -------------------  -------------------
ASSETS:
   Investments at fair value............   $       89,292,267   $      333,268,566   $      309,469,423   $      908,733,320
   Due from Metropolitan Life
     Insurance Company..................                   --                   --                   --                   --
                                           -------------------  -------------------  -------------------  -------------------
       Total Assets.....................           89,292,267          333,268,566          309,469,423          908,733,320
                                           -------------------  -------------------  -------------------  -------------------
LIABILITIES:
   Accrued fees.........................                    1                    4                    2                    2
   Due to Metropolitan Life
     Insurance Company..................                    1                    1                    2                    2
                                           -------------------  -------------------  -------------------  -------------------
       Total Liabilities................                    2                    5                    4                    4
                                           -------------------  -------------------  -------------------  -------------------

NET ASSETS..............................   $       89,292,265   $      333,268,561   $      309,469,419   $      908,733,316
                                           ===================  ===================  ===================  ===================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...   $       89,290,116   $      333,256,922   $      309,450,992   $      908,407,125
   Net assets from contracts in payout..                2,149               11,639               18,427              326,191
                                           -------------------  -------------------  -------------------  -------------------
       Total Net Assets.................   $       89,292,265   $      333,268,561   $      309,469,419   $      908,733,316
                                           ===================  ===================  ===================  ===================

                                                                  MIST BLACKROCK
                                             MIST AQR GLOBAL      GLOBAL TACTICAL      MIST BLACKROCK
                                              RISK BALANCED         STRATEGIES         LARGE CAP CORE          VARIABLE B
                                           INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION   INVESTMENT DIVISION
                                           -------------------  -------------------  -------------------  --------------------
ASSETS:
   Investments at fair value............   $     1,737,315,769  $     1,603,180,948  $       616,700,360  $        12,413,480
   Due from Metropolitan Life
     Insurance Company..................                    --                   --                   --                   --
                                           -------------------  -------------------  -------------------  --------------------
       Total Assets.....................         1,737,315,769        1,603,180,948          616,700,360           12,413,480
                                           -------------------  -------------------  -------------------  --------------------
LIABILITIES:
   Accrued fees.........................                    --                    1                    9                   --
   Due to Metropolitan Life
     Insurance Company..................                     1                    1                    5                   --
                                           -------------------  -------------------  -------------------  --------------------
       Total Liabilities................                     1                    2                   14                   --
                                           -------------------  -------------------  -------------------  --------------------

NET ASSETS..............................   $     1,737,315,768  $     1,603,180,946  $       616,700,346  $        12,413,480
                                           ===================  ===================  ===================  ====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...   $     1,737,315,768  $     1,603,180,946  $       612,430,735  $        12,156,282
   Net assets from contracts in payout..                    --                   --            4,269,611              257,198
                                           -------------------  -------------------  -------------------  --------------------
       Total Net Assets.................   $     1,737,315,768  $     1,603,180,946  $       616,700,346  $        12,413,480
                                           ===================  ===================  ===================  ====================


                                                                MIST CLARION GLOBAL
                                               VARIABLE C           REAL ESTATE
                                           INVESTMENT DIVISION  INVESTMENT DIVISION
                                           -------------------  -------------------
ASSETS:
   Investments at fair value............   $        1,223,254   $      245,411,651
   Due from Metropolitan Life
     Insurance Company..................                   --                   --
                                           -------------------  -------------------
       Total Assets.....................            1,223,254          245,411,651
                                           -------------------  -------------------
LIABILITIES:
   Accrued fees.........................                   --                    5
   Due to Metropolitan Life
     Insurance Company..................                   --                   --
                                           -------------------  -------------------
       Total Liabilities................                   --                    5
                                           -------------------  -------------------

NET ASSETS..............................   $        1,223,254   $      245,411,646
                                           ===================  ===================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...   $        1,223,254   $      245,301,508
   Net assets from contracts in payout..                   --              110,138
                                           -------------------  -------------------
       Total Net Assets.................   $        1,223,254   $      245,411,646
                                           ===================  ===================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2012


                                                                   MIST HARRIS         MIST INVESCO
                                              MIST DREMAN            OAKMARK           BALANCED-RISK        MIST INVESCO
                                            SMALL CAP VALUE       INTERNATIONAL         ALLOCATION        SMALL CAP GROWTH
                                          INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION
                                          -------------------  -------------------  -------------------  -------------------
ASSETS:
   Investments at fair value............  $       16,406,073   $      476,492,551   $      262,571,092   $       38,202,830
   Due from Metropolitan Life
     Insurance Company..................                  --                   --                   --                   --
                                          -------------------  -------------------  -------------------  -------------------
       Total Assets.....................          16,406,073          476,492,551          262,571,092           38,202,830
                                          -------------------  -------------------  -------------------  -------------------
LIABILITIES:
   Accrued fees.........................                   2                    7                   --                   13
   Due to Metropolitan Life
     Insurance Company..................                  --                   10                    1                    1
                                          -------------------  -------------------  -------------------  -------------------
       Total Liabilities................                   2                   17                    1                   14
                                          -------------------  -------------------  -------------------  -------------------

NET ASSETS..............................  $       16,406,071   $      476,492,534   $      262,571,091   $       38,202,816
                                          ===================  ===================  ===================  ===================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $       16,406,071   $      476,199,995   $      262,571,091   $       38,183,032
   Net assets from contracts in payout..                  --              292,539                   --               19,784
                                          -------------------  -------------------  -------------------  -------------------
       Total Net Assets.................  $       16,406,071   $      476,492,534   $      262,571,091   $       38,202,816
                                          ===================  ===================  ===================  ===================

                                                                 MIST JPMORGAN       MIST LEGG MASON
                                                                 GLOBAL ACTIVE         CLEARBRIDGE       MIST LOOMIS SAYLES
                                           MIST JANUS FORTY       ALLOCATION        AGGRESSIVE GROWTH      GLOBAL MARKETS
                                          INVESTMENT DIVISION INVESTMENT DIVISION  INVESTMENT DIVISION   INVESTMENT DIVISION
                                          ------------------- -------------------  -------------------  --------------------
ASSETS:
   Investments at fair value............  $      379,819,847   $      177,914,121  $        93,505,277  $       28,499,927
   Due from Metropolitan Life
     Insurance Company..................                  --                   --                   --                  --
                                          ------------------- -------------------  -------------------  --------------------
       Total Assets.....................         379,819,847          177,914,121           93,505,277          28,499,927
                                          ------------------- -------------------  -------------------  --------------------
LIABILITIES:
   Accrued fees.........................                   4                    1                    6                   1
   Due to Metropolitan Life
     Insurance Company..................                   1                   --                    9                   1
                                          ------------------- -------------------  -------------------  --------------------
       Total Liabilities................                   5                    1                   15                   2
                                          ------------------- -------------------  -------------------  --------------------

NET ASSETS..............................  $      379,819,842   $      177,914,120  $        93,505,262  $       28,499,925
                                          =================== ===================  ===================  ====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $      379,722,747   $      177,914,120  $        93,495,012  $       28,499,925
   Net assets from contracts in payout..              97,095                   --               10,250                  --
                                          ------------------- -------------------  -------------------  --------------------
       Total Net Assets.................  $      379,819,842   $      177,914,120  $        93,505,262  $       28,499,925
                                          =================== ===================  ===================  ====================


                                           MIST LORD ABBETT     MIST LORD ABBETT
                                            BOND DEBENTURE        MID CAP VALUE
                                          INVESTMENT DIVISION  INVESTMENT DIVISION
                                          -------------------  -------------------
ASSETS:
   Investments at fair value............  $      320,579,780   $      454,279,845
   Due from Metropolitan Life
     Insurance Company..................                  --                   14
                                          -------------------  -------------------
       Total Assets.....................         320,579,780          454,279,859
                                          -------------------  -------------------
LIABILITIES:
   Accrued fees.........................                   6                    3
   Due to Metropolitan Life
     Insurance Company..................                   2                   --
                                          -------------------  -------------------
       Total Liabilities................                   8                    3
                                          -------------------  -------------------

NET ASSETS..............................  $      320,579,772   $      454,279,856
                                          ===================  ===================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $      320,311,798   $      453,850,246
   Net assets from contracts in payout..             267,974              429,610
                                          -------------------  -------------------
       Total Net Assets.................  $      320,579,772   $      454,279,856
                                          ===================  ===================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2012


                                                                                       MIST MET/FRANKLIN
                                             MIST MET/EATON      MIST MET/FRANKLIN       LOW DURATION       MIST MET/FRANKLIN
                                           VANCE FLOATING RATE        INCOME             TOTAL RETURN         MUTUAL SHARES
                                           INVESTMENT DIVISION  INVESTMENT DIVISION   INVESTMENT DIVISION  INVESTMENT DIVISION
                                           -------------------  -------------------   -------------------  -------------------
ASSETS:
   Investments at fair value.............  $        7,437,902   $        95,665,396   $       15,151,483   $       55,255,620
   Due from Metropolitan Life
     Insurance Company...................                  --                    --                   --                   --
                                           -------------------  -------------------   -------------------  -------------------
       Total Assets......................           7,437,902            95,665,396           15,151,483           55,255,620
                                           -------------------  -------------------   -------------------  -------------------
LIABILITIES:
   Accrued fees..........................                   3                     5                    4                    4
   Due to Metropolitan Life
     Insurance Company...................                  --                     2                    2                    2
                                           -------------------  -------------------   -------------------  -------------------
       Total Liabilities.................                   3                     7                    6                    6
                                           -------------------  -------------------   -------------------  -------------------

NET ASSETS...............................  $        7,437,899   $        95,665,389   $       15,151,477   $       55,255,614
                                           ===================  ===================   ===================  ===================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units....  $        7,437,899   $        95,662,026   $       15,151,477   $       55,255,614
   Net assets from contracts in payout...                  --                 3,363                   --                   --
                                           -------------------  -------------------   -------------------  -------------------
       Total Net Assets..................  $        7,437,899   $        95,665,389   $       15,151,477   $       55,255,614
                                           ===================  ===================   ===================  ===================

                                            MIST MET/FRANKLIN
                                           TEMPLETON FOUNDING   MIST MET/TEMPLETON   MIST MET/TEMPLETON       MIST METLIFE
                                                STRATEGY              GROWTH         INTERNATIONAL BOND    AGGRESSIVE STRATEGY
                                           INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION   INVESTMENT DIVISION
                                           -------------------  -------------------  -------------------  --------------------
ASSETS:
   Investments at fair value.............  $       66,007,941   $       26,394,026   $         8,734,809  $       119,313,923
   Due from Metropolitan Life
     Insurance Company...................                  --                   --                    --                   --
                                           -------------------  -------------------  -------------------  --------------------
       Total Assets......................          66,007,941           26,394,026             8,734,809          119,313,923
                                           -------------------  -------------------  -------------------  --------------------
LIABILITIES:
   Accrued fees..........................                   2                    4                     1                    1
   Due to Metropolitan Life
     Insurance Company...................                   1                    2                     1                    2
                                           -------------------  -------------------  -------------------  --------------------
       Total Liabilities.................                   3                    6                     2                    3
                                           -------------------  -------------------  -------------------  --------------------

NET ASSETS...............................  $       66,007,938   $       26,394,020   $         8,734,807  $       119,313,920
                                           ===================  ===================  ===================  ====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units....  $       65,877,304   $       26,386,611   $         8,734,807  $       117,622,114
   Net assets from contracts in payout...             130,634                7,409                    --            1,691,806
                                           -------------------  -------------------  -------------------  --------------------
       Total Net Assets..................  $       66,007,938   $       26,394,020   $         8,734,807  $       119,313,920
                                           ===================  ===================  ===================  ====================

                                                                   MIST METLIFE
                                              MIST METLIFE          MULTI-INDEX
                                              BALANCED PLUS        TARGETED RISK
                                           INVESTMENT DIVISION  INVESTMENT DIVISION
                                           -------------------  -------------------
ASSETS:
   Investments at fair value.............  $    1,536,558,888   $        6,903,415
   Due from Metropolitan Life
     Insurance Company...................                  --                   --
                                           -------------------  -------------------
       Total Assets......................       1,536,558,888            6,903,415
                                           -------------------  -------------------
LIABILITIES:
   Accrued fees..........................                   1                    1
   Due to Metropolitan Life
     Insurance Company...................                  --                    1
                                           -------------------  -------------------
       Total Liabilities.................                   1                    2
                                           -------------------  -------------------

NET ASSETS...............................  $    1,536,558,887   $        6,903,413
                                           ===================  ===================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units....  $    1,536,558,887   $        6,903,413
   Net assets from contracts in payout...                  --                   --
                                           -------------------  -------------------
       Total Net Assets..................  $    1,536,558,887   $        6,903,413
                                           ===================  ===================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2012



                                           MIST MFS EMERGING    MIST MFS RESEARCH        MIST MLA        MIST MORGAN STANLEY
                                            MARKETS EQUITY        INTERNATIONAL           MID CAP          MID CAP GROWTH
                                          INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION
                                          -------------------  -------------------  -------------------  -------------------
ASSETS:
   Investments at fair value............  $       50,543,252   $      232,797,253   $       52,678,945   $      328,177,572
   Due from Metropolitan Life
     Insurance Company..................                  --                   --                    2                   --
                                          -------------------  -------------------  -------------------  -------------------
       Total Assets.....................          50,543,252          232,797,253           52,678,947          328,177,572
                                          -------------------  -------------------  -------------------  -------------------
LIABILITIES:
   Accrued fees.........................                   2                    4                    7                    6
   Due to Metropolitan Life
     Insurance Company..................                   1                   11                   --                    3
                                          -------------------  -------------------  -------------------  -------------------
       Total Liabilities................                   3                   15                    7                    9
                                          -------------------  -------------------  -------------------  -------------------

NET ASSETS..............................  $       50,543,249   $      232,797,238   $       52,678,940   $      328,177,563
                                          ===================  ===================  ===================  ===================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $       50,543,249   $      232,272,654   $       52,641,528   $      327,998,531
   Net assets from contracts in payout..                  --              524,584               37,412              179,032
                                          -------------------  -------------------  -------------------  -------------------
       Total Net Assets.................  $       50,543,249   $      232,797,238   $       52,678,940   $      328,177,563
                                          ===================  ===================  ===================  ===================

                                              MIST PIMCO
                                          INFLATION PROTECTED      MIST PIMCO          MIST PIONEER         MIST PYRAMIS
                                                 BOND             TOTAL RETURN       STRATEGIC INCOME     GOVERNMENT INCOME
                                          INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION
                                          -------------------  -------------------  -------------------  -------------------
ASSETS:
   Investments at fair value............  $      697,291,195   $    1,226,100,483   $       70,080,767   $      600,925,085
   Due from Metropolitan Life
     Insurance Company..................                  --                    4                   --                   --
                                          -------------------  -------------------  -------------------  -------------------
       Total Assets.....................         697,291,195        1,226,100,487           70,080,767          600,925,085
                                          -------------------  -------------------  -------------------  -------------------
LIABILITIES:
   Accrued fees.........................                   3                    4                    1                    1
   Due to Metropolitan Life
     Insurance Company..................                   4                   --                    1                   --
                                          -------------------  -------------------  -------------------  -------------------
       Total Liabilities................                   7                    4                    2                    1
                                          -------------------  -------------------  -------------------  -------------------

NET ASSETS..............................  $      697,291,188   $    1,226,100,483   $       70,080,765   $      600,925,084
                                          ===================  ===================  ===================  ===================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $      696,922,790   $    1,225,198,531   $       70,080,765   $      600,925,084
   Net assets from contracts in payout..             368,398              901,952                   --                   --
                                          -------------------  -------------------  -------------------  -------------------
       Total Net Assets.................  $      697,291,188   $    1,226,100,483   $       70,080,765   $      600,925,084
                                          ===================  ===================  ===================  ===================


                                               MIST RCM          MIST SCHRODERS
                                              TECHNOLOGY       GLOBAL MULTI-ASSET
                                          INVESTMENT DIVISION  INVESTMENT DIVISION
                                          -------------------  -------------------
ASSETS:
   Investments at fair value............  $      135,782,045   $      130,034,227
   Due from Metropolitan Life
     Insurance Company..................                  --                   --
                                          -------------------  -------------------
       Total Assets.....................         135,782,045          130,034,227
                                          -------------------  -------------------
LIABILITIES:
   Accrued fees.........................                   8                    2
   Due to Metropolitan Life
     Insurance Company..................                   2                   --
                                          -------------------  -------------------
       Total Liabilities................                  10                    2
                                          -------------------  -------------------

NET ASSETS..............................  $      135,782,035   $      130,034,225
                                          ===================  ===================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $      135,722,673   $      130,034,225
   Net assets from contracts in payout..              59,362                   --
                                          -------------------  -------------------
       Total Net Assets.................  $      135,782,035   $      130,034,225
                                          ===================  ===================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2012


                                           MIST SSGA GROWTH         MIST SSGA       MIST T. ROWE PRICE    MIST THIRD AVENUE
                                            AND INCOME ETF         GROWTH ETF         MID CAP GROWTH       SMALL CAP VALUE
                                          INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION
                                          -------------------  -------------------  -------------------  -------------------
ASSETS:
   Investments at fair value............  $      919,015,959   $      116,064,982   $      300,330,189   $       12,367,724
   Due from Metropolitan Life
     Insurance Company..................                  --                   --                   --                   --
                                          -------------------  -------------------  -------------------  -------------------
       Total Assets.....................         919,015,959          116,064,982          300,330,189           12,367,724
                                          -------------------  -------------------  -------------------  -------------------
LIABILITIES:
   Accrued fees.........................                   3                    5                    4                    3
   Due to Metropolitan Life
     Insurance Company..................                   1                    1                    2                    1
                                          -------------------  -------------------  -------------------  -------------------
       Total Liabilities................                   4                    6                    6                    4
                                          -------------------  -------------------  -------------------  -------------------

NET ASSETS..............................  $      919,015,955   $      116,064,976   $      300,330,183   $       12,367,720
                                          ===================  ===================  ===================  ===================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $      918,768,776   $      116,051,800   $      300,124,203   $       12,367,720
   Net assets from contracts in payout..             247,179               13,176              205,980                   --
                                          -------------------  -------------------  -------------------  -------------------
       Total Net Assets.................  $      919,015,955   $      116,064,976   $      300,330,183   $       12,367,720
                                          ===================  ===================  ===================  ===================

                                          MSF BAILLIE GIFFORD MSF BARCLAYS CAPITAL     MSF BLACKROCK        MSF BLACKROCK
                                          INTERNATIONAL STOCK AGGREGATE BOND INDEX   AGGRESSIVE GROWTH       BOND INCOME
                                          INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION
                                          ------------------- --------------------  -------------------  -------------------
ASSETS:
   Investments at fair value............   $      157,488,426  $    1,150,681,711   $      439,241,112   $      513,127,221
   Due from Metropolitan Life
     Insurance Company..................                   --                  --                   --                   --
                                          ------------------- --------------------  -------------------  -------------------
       Total Assets.....................          157,488,426       1,150,681,711          439,241,112          513,127,221
                                          ------------------- --------------------  -------------------  -------------------
LIABILITIES:
   Accrued fees.........................                   10                   4                    7                    3
   Due to Metropolitan Life
     Insurance Company..................                    4                   6                    3                    2
                                          ------------------- --------------------  -------------------  -------------------
       Total Liabilities................                   14                  10                   10                    5
                                          ------------------- --------------------  -------------------  -------------------

NET ASSETS..............................   $      157,488,412  $    1,150,681,701   $      439,241,102   $      513,127,216
                                          =================== ====================  ===================  ===================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...   $      157,151,291  $    1,148,210,099   $      438,891,558   $      509,965,255
   Net assets from contracts in payout..              337,121           2,471,602              349,544            3,161,961
                                          ------------------- --------------------  -------------------  -------------------
       Total Net Assets.................   $      157,488,412  $    1,150,681,701   $      439,241,102   $      513,127,216
                                          =================== ====================  ===================  ===================

                                             MSF BLACKROCK        MSF BLACKROCK
                                              DIVERSIFIED        LARGE CAP VALUE
                                          INVESTMENT DIVISION  INVESTMENT DIVISION
                                          -------------------  -------------------
ASSETS:
   Investments at fair value............  $      632,285,337   $      220,191,820
   Due from Metropolitan Life
     Insurance Company..................                  --                   13
                                          -------------------  -------------------
       Total Assets.....................         632,285,337          220,191,833
                                          -------------------  -------------------
LIABILITIES:
   Accrued fees.........................                   4                    4
   Due to Metropolitan Life
     Insurance Company..................                   5                   --
                                          -------------------  -------------------
       Total Liabilities................                   9                    4
                                          -------------------  -------------------

NET ASSETS..............................  $      632,285,328   $      220,191,829
                                          ===================  ===================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $      626,904,627   $      220,150,120
   Net assets from contracts in payout..           5,380,701               41,709
                                          -------------------  -------------------
       Total Net Assets.................  $      632,285,328   $      220,191,829
                                          ===================  ===================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2012


                                              MSF BLACKROCK
                                            LEGACY LARGE CAP       MSF BLACKROCK      MSF DAVIS VENTURE      MSF FI VALUE
                                                 GROWTH            MONEY MARKET             VALUE               LEADERS
                                           INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION
                                           -------------------  -------------------  -------------------  -------------------
ASSETS:
   Investments at fair value............   $      164,222,679   $       88,984,814   $      562,306,966   $       62,218,124
   Due from Metropolitan Life
     Insurance Company..................                   --                   --                   --                   --
                                           -------------------  -------------------  -------------------  -------------------
       Total Assets.....................          164,222,679           88,984,814          562,306,966           62,218,124
                                           -------------------  -------------------  -------------------  -------------------
LIABILITIES:
   Accrued fees.........................                    2                    2                    7                    7
   Due to Metropolitan Life
     Insurance Company..................                   --                   --                    3                   --
                                           -------------------  -------------------  -------------------  -------------------
       Total Liabilities................                    2                    2                   10                    7
                                           -------------------  -------------------  -------------------  -------------------

NET ASSETS..............................   $      164,222,677   $       88,984,812   $      562,306,956   $       62,218,117
                                           ===================  ===================  ===================  ===================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...   $      163,437,028   $       88,405,199   $      560,241,574   $       61,784,206
   Net assets from contracts in payout..              785,649              579,613            2,065,382              433,911
                                           -------------------  -------------------  -------------------  -------------------
       Total Net Assets.................   $      164,222,677   $       88,984,812   $      562,306,956   $       62,218,117
                                           ===================  ===================  ===================  ===================


                                              MSF JENNISON       MSF LOOMIS SAYLES    MSF LOOMIS SAYLES     MSF MET/ARTISAN
                                                 GROWTH           SMALL CAP CORE      SMALL CAP GROWTH       MID CAP VALUE
                                           INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION
                                           -------------------  -------------------  -------------------  -------------------
ASSETS:
   Investments at fair value............   $      154,053,963   $      157,335,880   $       41,493,890   $      212,603,004
   Due from Metropolitan Life
     Insurance Company..................                   --                    3                   --                   --
                                           -------------------  -------------------  -------------------  -------------------
       Total Assets.....................          154,053,963          157,335,883           41,493,890          212,603,004
                                           -------------------  -------------------  -------------------  -------------------
LIABILITIES:
   Accrued fees.........................                    5                    8                   10                    5
   Due to Metropolitan Life
     Insurance Company..................                    8                   --                    2                    2
                                           -------------------  -------------------  -------------------  -------------------
       Total Liabilities................                   13                    8                   12                    7
                                           -------------------  -------------------  -------------------  -------------------

NET ASSETS..............................   $      154,053,950   $      157,335,875   $       41,493,878   $      212,602,997
                                           ===================  ===================  ===================  ===================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...   $      153,771,779   $      156,454,472   $       41,459,943   $      211,891,247
   Net assets from contracts in payout..              282,171              881,403               33,935              711,750
                                           -------------------  -------------------  -------------------  -------------------
       Total Net Assets.................   $      154,053,950   $      157,335,875   $       41,493,878   $      212,602,997
                                           ===================  ===================  ===================  ===================

                                           MSF MET/DIMENSIONAL      MSF METLIFE
                                           INTERNATIONAL SMALL     CONSERVATIVE
                                                 COMPANY            ALLOCATION
                                           INVESTMENT DIVISION  INVESTMENT DIVISION
                                           -------------------  -------------------
ASSETS:
   Investments at fair value............   $        4,719,392   $      591,422,973
   Due from Metropolitan Life
     Insurance Company..................                   --                   --
                                           -------------------  -------------------
       Total Assets.....................            4,719,392          591,422,973
                                           -------------------  -------------------
LIABILITIES:
   Accrued fees.........................                    2                   --
   Due to Metropolitan Life
     Insurance Company..................                    1                    3
                                           -------------------  -------------------
       Total Liabilities................                    3                    3
                                           -------------------  -------------------

NET ASSETS..............................   $        4,719,389   $      591,422,970
                                           ===================  ===================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...   $        4,719,389   $      591,412,745
   Net assets from contracts in payout..                   --               10,225
                                           -------------------  -------------------
       Total Net Assets.................   $        4,719,389   $      591,422,970
                                           ===================  ===================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2012


                                              MSF METLIFE                                                    MSF METLIFE
                                            CONSERVATIVE TO        MSF METLIFE          MSF METLIFE          MODERATE TO
                                          MODERATE ALLOCATION  MID CAP STOCK INDEX  MODERATE ALLOCATION AGGRESSIVE ALLOCATION
                                          INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION
                                          -------------------  -------------------  ------------------- ---------------------
ASSETS:
   Investments at fair value............  $    1,413,830,342   $      424,114,370   $    3,918,217,627   $    1,645,757,853
   Due from Metropolitan Life
     Insurance Company..................                  --                    5                   --                   --
                                          -------------------  -------------------  ------------------- ---------------------
       Total Assets.....................       1,413,830,342          424,114,375        3,918,217,627        1,645,757,853
                                          -------------------  -------------------  ------------------- ---------------------
LIABILITIES:
   Accrued fees.........................                   4                    3                    1                    2
   Due to Metropolitan Life
     Insurance Company..................                   2                   --                    4                    1
                                          -------------------  -------------------  ------------------- ---------------------
       Total Liabilities................                   6                    3                    5                    3
                                          -------------------  -------------------  ------------------- ---------------------

NET ASSETS..............................  $    1,413,830,336   $      424,114,372   $    3,918,217,622   $    1,645,757,850
                                          ===================  ===================  =================== =====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $    1,413,528,675   $      423,576,951   $    3,917,255,801   $    1,642,423,237
   Net assets from contracts in payout..             301,661              537,421              961,821            3,334,613
                                          -------------------  -------------------  ------------------- ---------------------
       Total Net Assets.................  $    1,413,830,336   $      424,114,372   $    3,918,217,622   $    1,645,757,850
                                          ===================  ===================  =================== =====================


                                              MSF METLIFE        MSF MFS TOTAL                               MSF MSCI
                                              STOCK INDEX           RETURN            MSF MFS VALUE         EAFE INDEX
                                          INVESTMENT DIVISION INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION
                                          ------------------- -------------------  -------------------  -------------------
ASSETS:
   Investments at fair value............  $     2,620,060,383 $      138,805,581   $      293,940,095   $      476,584,809
   Due from Metropolitan Life
     Insurance Company..................                   --                 --                   --                   --
                                          ------------------- -------------------  -------------------  -------------------
       Total Assets.....................        2,620,060,383        138,805,581          293,940,095          476,584,809
                                          ------------------- -------------------  -------------------  -------------------
LIABILITIES:
   Accrued fees.........................                    5                  3                    8                    3
   Due to Metropolitan Life
     Insurance Company..................                   24                  1                    4                    4
                                          ------------------- -------------------  -------------------  -------------------
       Total Liabilities................                   29                  4                   12                    7
                                          ------------------- -------------------  -------------------  -------------------

NET ASSETS..............................  $     2,620,060,354 $      138,805,577   $      293,940,083   $      476,584,802
                                          =================== ===================  ===================  ===================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $     2,598,195,229 $      136,599,417   $      290,185,934   $      476,258,541
   Net assets from contracts in payout..           21,865,125          2,206,160            3,754,149              326,261
                                          ------------------- -------------------  -------------------  -------------------
       Total Net Assets.................  $     2,620,060,354 $      138,805,577   $      293,940,083   $      476,584,802
                                          =================== ===================  ===================  ===================


                                             MSF NEUBERGER       MSF OPPENHEIMER
                                            BERMAN GENESIS        GLOBAL EQUITY
                                          INVESTMENT DIVISION  INVESTMENT DIVISION
                                          -------------------  -------------------
ASSETS:
   Investments at fair value............  $      254,522,499   $      219,397,972
   Due from Metropolitan Life
     Insurance Company..................                  --                   --
                                          -------------------  -------------------
       Total Assets.....................         254,522,499          219,397,972
                                          -------------------  -------------------
LIABILITIES:
   Accrued fees.........................                  12                    3
   Due to Metropolitan Life
     Insurance Company..................                   3                    3
                                          -------------------  -------------------
       Total Liabilities................                  15                    6
                                          -------------------  -------------------

NET ASSETS..............................  $      254,522,484   $      219,397,966
                                          ===================  ===================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $      254,131,255   $      219,268,026
   Net assets from contracts in payout..             391,229              129,940
                                          -------------------  -------------------
       Total Net Assets.................  $      254,522,484   $      219,397,966
                                          ===================  ===================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONCLUDED)
                              DECEMBER 31, 2012



                                            MSF RUSSELL 2000     MSF T. ROWE PRICE    MSF T. ROWE PRICE   MSF VAN ECK GLOBAL
                                                  INDEX          LARGE CAP GROWTH     SMALL CAP GROWTH     NATURAL RESOURCES
                                           INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION
                                          -------------------- -------------------- -------------------- --------------------
ASSETS:
   Investments at fair value............  $       272,948,980  $       196,268,668  $       284,907,230  $        41,078,666
   Due from Metropolitan Life
     Insurance Company..................                   20                   --                   --                   --
                                          -------------------- -------------------- -------------------- --------------------
       Total Assets.....................          272,949,000          196,268,668          284,907,230           41,078,666
                                          -------------------- -------------------- -------------------- --------------------
LIABILITIES:
   Accrued fees.........................                    6                    3                    6                    2
   Due to Metropolitan Life
     Insurance Company..................                   --                    5                   11                   --
                                          -------------------- -------------------- -------------------- --------------------
       Total Liabilities................                    6                    8                   17                    2
                                          -------------------- -------------------- -------------------- --------------------

NET ASSETS..............................  $       272,948,994  $       196,268,660  $       284,907,213  $        41,078,664
                                          ==================== ==================== ==================== ====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $       272,685,306  $       190,350,511  $       284,674,392  $        41,078,664
   Net assets from contracts in payout..              263,688            5,918,149              232,821                   --
                                          -------------------- -------------------- -------------------- --------------------
       Total Net Assets.................  $       272,948,994  $       196,268,660  $       284,907,213  $        41,078,664
                                          ==================== ==================== ==================== ====================

                                            MSF WESTERN ASSET   MSF WESTERN ASSET
                                          MANAGEMENT STRATEGIC     MANAGEMENT
                                           BOND OPPORTUNITIES    U.S. GOVERNMENT     MSF ZENITH EQUITY
                                           INVESTMENT DIVISION INVESTMENT DIVISION  INVESTMENT DIVISION
                                          -------------------- -------------------  -------------------
ASSETS:
   Investments at fair value............   $      254,116,135  $      229,960,742   $       63,578,071
   Due from Metropolitan Life
     Insurance Company..................                   --                  --                    1
                                          -------------------- -------------------  -------------------
       Total Assets.....................          254,116,135         229,960,742           63,578,072
                                          -------------------- -------------------  -------------------
LIABILITIES:
   Accrued fees.........................                    4                   6                   --
   Due to Metropolitan Life
     Insurance Company..................                    3                   4                   --
                                          -------------------- -------------------  -------------------
       Total Liabilities................                    7                  10                   --
                                          -------------------- -------------------  -------------------

NET ASSETS..............................   $      254,116,128  $      229,960,732   $       63,578,072
                                          ==================== ===================  ===================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...   $      253,122,468  $      229,609,949   $       58,910,032
   Net assets from contracts in payout..              993,660             350,783            4,668,040
                                          -------------------- -------------------  -------------------
       Total Net Assets.................   $      254,116,128  $      229,960,732   $       63,578,072
                                          ==================== ===================  ===================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                          STATEMENTS OF OPERATIONS
                    FOR THE YEAR ENDED DECEMBER 31, 2012


                                                                  AMERICAN FUNDS
                                             AMERICAN FUNDS        GLOBAL SMALL        AMERICAN FUNDS       AMERICAN FUNDS
                                                  BOND            CAPITALIZATION           GROWTH            GROWTH-INCOME
                                           INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION
                                           -------------------  -------------------  -------------------  -------------------
INVESTMENT INCOME:
      Dividends.........................   $        3,223,956   $        6,840,450   $        7,672,969   $       11,565,185
                                           -------------------  -------------------  -------------------  -------------------
EXPENSES:
      Mortality and expense risk
        charges.........................            1,673,840            6,271,864           11,964,748            8,825,354
      Administrative charges............              323,376            1,230,386            2,355,487            1,734,097
                                           -------------------  -------------------  -------------------  -------------------
        Total expenses..................            1,997,216            7,502,250           14,320,235           10,559,451
                                           -------------------  -------------------  -------------------  -------------------
          Net investment income (loss)..            1,226,740            (661,800)          (6,647,266)            1,005,734
                                           -------------------  -------------------  -------------------  -------------------
NET REALIZED AND UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions.......                   --                   --                   --                   --
      Realized gains (losses) on sale of
        investments.....................              266,155          (6,163,348)           14,472,720            5,144,694
                                           -------------------  -------------------  -------------------  -------------------
          Net realized gains (losses)...              266,155          (6,163,348)           14,472,720            5,144,694
                                           -------------------  -------------------  -------------------  -------------------
      Change in unrealized gains (losses)
        on investments..................            3,480,606           84,682,889          139,843,502           99,450,526
                                           -------------------  -------------------  -------------------  -------------------
      Net realized and unrealized gains
        (losses) on investments.........            3,746,761           78,519,541          154,316,222          104,595,220
                                           -------------------  -------------------  -------------------  -------------------
      Net increase (decrease) in net assets
        resulting from operations.......   $        4,973,501   $       77,857,741   $      147,668,956   $      105,600,954
                                           ===================  ===================  ===================  ===================


                                             CALVERT VP SRI       CALVERT VP SRI        FIDELITY VIP          FIDELITY VIP
                                                BALANCED          MID CAP GROWTH        EQUITY-INCOME       FUNDSMANAGER 50%
                                           INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION INVESTMENT DIVISION (a)
                                           -------------------  -------------------  ------------------- -----------------------
INVESTMENT INCOME:
      Dividends.........................   $          631,168   $               --   $        2,502,988    $          347,078
                                           -------------------  -------------------  ------------------- -----------------------
EXPENSES:
      Mortality and expense risk
        charges.........................              494,803               88,955              642,951               104,671
      Administrative charges............              109,074               23,873              197,788                    --
                                           -------------------  -------------------  ------------------- -----------------------
        Total expenses..................              603,877              112,828              840,739               104,671
                                           -------------------  -------------------  ------------------- -----------------------
          Net investment income (loss)..               27,291            (112,828)            1,662,249               242,407
                                           -------------------  -------------------  ------------------- -----------------------
NET REALIZED AND UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions.......                   --            1,406,278            5,146,444                73,623
      Realized gains (losses) on sale of
        investments.....................              104,232              439,129          (1,142,990)                   148
                                           -------------------  -------------------  ------------------- -----------------------
          Net realized gains (losses)...              104,232            1,845,407            4,003,454                73,771
                                           -------------------  -------------------  ------------------- -----------------------
      Change in unrealized gains (losses)
        on investments..................            4,434,485             (35,037)            6,399,620              (62,811)
                                           -------------------  -------------------  ------------------- -----------------------
      Net realized and unrealized gains
        (losses) on investments.........            4,538,717            1,810,370           10,403,074                10,960
                                           -------------------  -------------------  ------------------- -----------------------
      Net increase (decrease) in net assets
        resulting from operations.......   $        4,566,008   $        1,697,542   $       12,065,323    $          253,367
                                           ===================  ===================  =================== =======================


                                              FIDELITY VIP
                                            FUNDSMANAGER 60%   FIDELITY VIP GROWTH
                                           INVESTMENT DIVISION INVESTMENT DIVISION
                                           ------------------- -------------------
INVESTMENT INCOME:
      Dividends.........................   $        3,647,146  $          470,242
                                           ------------------- -------------------
EXPENSES:
      Mortality and expense risk
        charges.........................            4,755,743             601,221
      Administrative charges............                   --             161,578
                                           ------------------- -------------------
        Total expenses..................            4,755,743             762,799
                                           ------------------- -------------------
          Net investment income (loss)..          (1,108,597)           (292,557)
                                           ------------------- -------------------
NET REALIZED AND UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions.......              832,235                  --
      Realized gains (losses) on sale of
        investments.....................              709,223             486,197
                                           ------------------- -------------------
          Net realized gains (losses)...            1,541,458             486,197
                                           ------------------- -------------------
      Change in unrealized gains (losses)
        on investments..................           20,145,096           9,885,221
                                           ------------------- -------------------
      Net realized and unrealized gains
        (losses) on investments.........           21,686,554          10,371,418
                                           ------------------- -------------------
      Net increase (decrease) in net assets
        resulting from operations.......   $       20,577,957  $       10,078,861
                                           =================== ===================

(a) For the period July 23, 2012 to December 31, 2012.
(b) For the period April 30, 2012 to December 31, 2012.
(c) For the period November 12, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEAR ENDED DECEMBER 31, 2012


                                                                                            MIST
                                              FIDELITY VIP                            ALLIANCEBERNSTEIN      MIST AMERICAN
                                            INVESTMENT GRADE       FIDELITY VIP        GLOBAL DYNAMIC       FUNDS BALANCED
                                                  BOND             MONEY MARKET          ALLOCATION           ALLOCATION
                                           INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION
                                           -------------------  -------------------  -------------------  -------------------
INVESTMENT INCOME:
      Dividends.........................   $          512,458   $           15,908   $          751,608   $       11,197,936
                                           -------------------  -------------------  -------------------  -------------------
EXPENSES:
      Mortality and expense risk
        charges.........................              163,014              122,694            8,460,380            6,782,850
      Administrative charges............               43,800               18,326            2,136,174            1,663,779
                                           -------------------  -------------------  -------------------  -------------------
        Total expenses..................              206,814              141,020           10,596,554            8,446,629
                                           -------------------  -------------------  -------------------  -------------------
          Net investment income (loss)..              305,644            (125,112)          (9,844,946)            2,751,307
                                           -------------------  -------------------  -------------------  -------------------
NET REALIZED AND UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions.......              582,906                   --               16,141            6,795,305
      Realized gains (losses) on sale of
        investments.....................              112,649                   --                   --            5,358,773
                                           -------------------  -------------------  -------------------  -------------------
          Net realized gains (losses)...              695,555                   --               16,141           12,154,078
                                           -------------------  -------------------  -------------------  -------------------
      Change in unrealized gains (losses)
        on investments..................               38,191                   --           77,778,755           59,750,875
                                           -------------------  -------------------  -------------------  -------------------
      Net realized and unrealized gains
        (losses) on investments.........              733,746                   --           77,794,896           71,904,953
                                           -------------------  -------------------  -------------------  -------------------
      Net increase (decrease) in net assets
        resulting from operations.......   $        1,039,390   $        (125,112)   $       67,949,950   $       74,656,260
                                           ===================  ===================  ===================  ===================


                                                                   MIST AMERICAN                             MIST AMERICAN
                                              MIST AMERICAN        FUNDS GROWTH         MIST AMERICAN       FUNDS MODERATE
                                               FUNDS BOND           ALLOCATION          FUNDS GROWTH          ALLOCATION
                                           INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION
                                           -------------------  -------------------  -------------------  -------------------
INVESTMENT INCOME:
      Dividends.........................   $        2,215,320   $        3,854,583   $          946,448   $       18,391,100
                                           -------------------  -------------------  -------------------  -------------------
EXPENSES:
      Mortality and expense risk
        charges.........................              914,146            3,346,927            3,031,408            9,275,240
      Administrative charges............              218,238              800,623              745,585            2,257,605
                                           -------------------  -------------------  -------------------  -------------------
        Total expenses..................            1,132,384            4,147,550            3,776,993           11,532,845
                                           -------------------  -------------------  -------------------  -------------------
          Net investment income (loss)..            1,082,936            (292,967)          (2,830,545)            6,858,255
                                           -------------------  -------------------  -------------------  -------------------
NET REALIZED AND UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions.......              430,484                   --               74,589           12,023,012
      Realized gains (losses) on sale of
        investments.....................              407,378            6,444,719            3,479,774            7,277,138
                                           -------------------  -------------------  -------------------  -------------------
          Net realized gains (losses)...              837,862            6,444,719            3,554,363           19,300,150
                                           -------------------  -------------------  -------------------  -------------------
      Change in unrealized gains (losses)
        on investments..................            1,074,290           37,485,893           42,616,835           54,196,167
                                           -------------------  -------------------  -------------------  -------------------
      Net realized and unrealized gains
        (losses) on investments.........            1,912,152           43,930,612           46,171,198           73,496,317
                                           -------------------  -------------------  -------------------  -------------------
      Net increase (decrease) in net assets
        resulting from operations.......   $        2,995,088   $       43,637,645   $       43,340,653   $       80,354,572
                                           ===================  ===================  ===================  ===================


                                                                  MIST BLACKROCK
                                             MIST AQR GLOBAL      GLOBAL TACTICAL
                                              RISK BALANCED         STRATEGIES
                                           INVESTMENT DIVISION  INVESTMENT DIVISION
                                           -------------------  -------------------
INVESTMENT INCOME:
      Dividends.........................   $        4,755,774   $               --
                                           -------------------  -------------------
EXPENSES:
      Mortality and expense risk
        charges.........................           11,653,107           11,865,956
      Administrative charges............            2,942,998            2,999,539
                                           -------------------  -------------------
        Total expenses..................           14,596,105           14,865,495
                                           -------------------  -------------------
          Net investment income (loss)..          (9,840,331)         (14,865,495)
                                           -------------------  -------------------
NET REALIZED AND UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions.......            5,051,634               16,226
      Realized gains (losses) on sale of
        investments.....................                   --                   --
                                           -------------------  -------------------
          Net realized gains (losses)...            5,051,634               16,226
                                           -------------------  -------------------
      Change in unrealized gains (losses)
        on investments..................          101,946,589          101,463,947
                                           -------------------  -------------------
      Net realized and unrealized gains
        (losses) on investments.........          106,998,223          101,480,173
                                           -------------------  -------------------
      Net increase (decrease) in net assets
        resulting from operations.......   $       97,157,892   $       86,614,678
                                           ===================  ===================

(a) For the period July 23, 2012 to December 31, 2012.
(b) For the period April 30, 2012 to December 31, 2012.
(c) For the period November 12, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEAR ENDED DECEMBER 31, 2012



                                             MIST BLACKROCK                                                MIST CLARION GLOBAL
                                             LARGE CAP CORE         VARIABLE B            VARIABLE C           REAL ESTATE
                                           INVESTMENT DIVISION  INVESTMENT DIVISION   INVESTMENT DIVISION  INVESTMENT DIVISION
                                           -------------------  -------------------  --------------------  -------------------
INVESTMENT INCOME:
      Dividends..........................  $        7,474,138   $           157,852  $            14,053   $        4,832,371
                                           -------------------  -------------------  --------------------  -------------------
EXPENSES:
      Mortality and expense risk
        charges..........................           6,142,601               109,033                1,999            2,442,249
      Administrative charges.............           1,316,882                    --                   --              566,631
                                           -------------------  -------------------  --------------------  -------------------
        Total expenses...................           7,459,483               109,033                1,999            3,008,880
                                           -------------------  -------------------  --------------------  -------------------
          Net investment income (loss)...              14,655                48,819               12,054            1,823,491
                                           -------------------  -------------------  --------------------  -------------------
NET REALIZED AND UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions........                  --                    --                   --                   --
      Realized gains (losses) on sale of
        investments......................         (9,073,089)             (285,497)                (606)          (6,766,692)
                                           -------------------  -------------------  --------------------  -------------------
          Net realized gains (losses)....         (9,073,089)             (285,497)                (606)          (6,766,692)
                                           -------------------  -------------------  --------------------  -------------------
      Change in unrealized gains (losses)
        on investments...................          81,735,276             1,769,469              133,279           55,338,736
                                           -------------------  -------------------  --------------------  -------------------
      Net realized and unrealized gains
        (losses) on investments..........          72,662,187             1,483,972              132,673           48,572,044
                                           -------------------  -------------------  --------------------  -------------------
      Net increase (decrease) in net assets
        resulting from operations........  $       72,676,842   $         1,532,791  $           144,727   $       50,395,535
                                           ===================  ===================  ====================  ===================

                                                                    MIST HARRIS          MIST INVESCO
                                               MIST DREMAN            OAKMARK            BALANCED-RISK         MIST INVESCO
                                             SMALL CAP VALUE       INTERNATIONAL          ALLOCATION         SMALL CAP GROWTH
                                           INVESTMENT DIVISION  INVESTMENT DIVISION INVESTMENT DIVISION (b) INVESTMENT DIVISION
                                           -------------------  ------------------- ----------------------- -------------------
INVESTMENT INCOME:
      Dividends..........................  $           97,438   $        7,037,307   $           760,045    $               --
                                           -------------------  ------------------- ----------------------- -------------------
EXPENSES:
      Mortality and expense risk
        charges..........................             158,225            4,476,896               840,317               395,677
      Administrative charges.............              38,721            1,065,955               205,349                91,184
                                           -------------------  ------------------- ----------------------- -------------------
        Total expenses...................             196,946            5,542,851             1,045,666               486,861
                                           -------------------  ------------------- ----------------------- -------------------
          Net investment income (loss)...            (99,508)            1,494,456             (285,621)             (486,861)
                                           -------------------  ------------------- ----------------------- -------------------
NET REALIZED AND UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions........                  --                   --             2,752,326             2,367,878
      Realized gains (losses) on sale of
        investments......................             169,514          (3,011,926)                    --               877,002
                                           -------------------  ------------------- ----------------------- -------------------
          Net realized gains (losses)....             169,514          (3,011,926)             2,752,326             3,244,880
                                           -------------------  ------------------- ----------------------- -------------------
      Change in unrealized gains (losses)
        on investments...................           1,943,111          110,752,790             3,031,605             2,993,280
                                           -------------------  ------------------- ----------------------- -------------------
      Net realized and unrealized gains
        (losses) on investments..........           2,112,625          107,740,864             5,783,931             6,238,160
                                           -------------------  ------------------- ----------------------- -------------------
      Net increase (decrease) in net assets
        resulting from operations........  $        2,013,117   $      109,235,320   $         5,498,310    $        5,751,299
                                           ===================  =================== ======================= ===================

                                                                    MIST JPMORGAN
                                                                    GLOBAL ACTIVE
                                            MIST JANUS FORTY         ALLOCATION
                                           INVESTMENT DIVISION INVESTMENT DIVISION (b)
                                           ------------------- -----------------------
INVESTMENT INCOME:
      Dividends..........................  $          872,727    $          613,856
                                           ------------------- -----------------------
EXPENSES:
      Mortality and expense risk
        charges..........................           3,822,235               535,032
      Administrative charges.............             909,835               131,996
                                           ------------------- -----------------------
        Total expenses...................           4,732,070               667,028
                                           ------------------- -----------------------
          Net investment income (loss)...         (3,859,343)              (53,172)
                                           ------------------- -----------------------
NET REALIZED AND UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions........                  --             1,067,588
      Realized gains (losses) on sale of
        investments......................           4,831,657                    --
                                           ------------------- -----------------------
          Net realized gains (losses)....           4,831,657             1,067,588
                                           ------------------- -----------------------
      Change in unrealized gains (losses)
        on investments...................          67,185,414             4,304,772
                                           ------------------- -----------------------
      Net realized and unrealized gains
        (losses) on investments..........          72,017,071             5,372,360
                                           ------------------- -----------------------
      Net increase (decrease) in net assets
        resulting from operations........  $       68,157,728    $        5,319,188
                                           =================== =======================

(a) For the period July 23, 2012 to December 31, 2012.
(b) For the period April 30, 2012 to December 31, 2012.
(c) For the period November 12, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEAR ENDED DECEMBER 31, 2012


                                             MIST LEGG MASON
                                               CLEARBRIDGE      MIST LOOMIS SAYLES     MIST LORD ABBETT      MIST LORD ABBETT
                                            AGGRESSIVE GROWTH     GLOBAL MARKETS        BOND DEBENTURE         MID CAP VALUE
                                           INVESTMENT DIVISION  INVESTMENT DIVISION   INVESTMENT DIVISION INVESTMENT DIVISION (b)
                                           -------------------  -------------------  -------------------- -----------------------
INVESTMENT INCOME:
      Dividends..........................  $           67,386   $           656,644  $        22,567,611    $               --
                                           -------------------  -------------------  -------------------- -----------------------
EXPENSES:
      Mortality and expense risk
        charges..........................             962,118               283,039            3,285,448             3,123,457
      Administrative charges.............             221,646                69,502              759,692               712,812
                                           -------------------  -------------------  -------------------- -----------------------
        Total expenses...................           1,183,764               352,541            4,045,140             3,836,269
                                           -------------------  -------------------  -------------------- -----------------------
          Net investment income (loss)...         (1,116,378)               304,103           18,522,471           (3,836,269)
                                           -------------------  -------------------  -------------------- -----------------------
NET REALIZED AND UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions........                  --                    --                   --                    --
      Realized gains (losses) on sale of
        investments......................           1,587,040               427,349            2,160,277             (989,154)
                                           -------------------  -------------------  -------------------- -----------------------
          Net realized gains (losses)....           1,587,040               427,349            2,160,277             (989,154)
                                           -------------------  -------------------  -------------------- -----------------------
      Change in unrealized gains (losses)
        on investments...................          13,460,409             3,035,366           13,383,268            14,947,335
                                           -------------------  -------------------  -------------------- -----------------------
      Net realized and unrealized gains
        (losses) on investments..........          15,047,449             3,462,715           15,543,545            13,958,181
                                           -------------------  -------------------  -------------------- -----------------------
      Net increase (decrease) in net assets
        resulting from operations........  $       13,931,071   $         3,766,818  $        34,066,016    $       10,121,912
                                           ===================  ===================  ==================== =======================

                                                                                    MIST MET/FRANKLIN
                                             MIST MET/EATON     MIST MET/FRANKLIN     LOW DURATION        MIST MET/FRANKLIN
                                           VANCE FLOATING RATE       INCOME           TOTAL RETURN          MUTUAL SHARES
                                           INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION   INVESTMENT DIVISION
                                           ------------------- ------------------- -------------------  --------------------
INVESTMENT INCOME:
      Dividends..........................  $          213,489  $        4,453,938  $          194,147   $           309,282
                                           ------------------- ------------------- -------------------  --------------------
EXPENSES:
      Mortality and expense risk
        charges..........................              65,614             962,743             118,445               553,206
      Administrative charges.............              16,370             226,673              28,319               135,322
                                           ------------------- ------------------- -------------------  --------------------
        Total expenses...................              81,984           1,189,416             146,764               688,528
                                           ------------------- ------------------- -------------------  --------------------
          Net investment income (loss)...             131,505           3,264,522              47,383             (379,246)
                                           ------------------- ------------------- -------------------  --------------------
NET REALIZED AND UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions........              18,121           1,921,254                  --             9,398,020
      Realized gains (losses) on sale of
        investments......................              18,901             375,078              18,836             (336,790)
                                           ------------------- ------------------- -------------------  --------------------
          Net realized gains (losses)....              37,022           2,296,332              18,836             9,061,230
                                           ------------------- ------------------- -------------------  --------------------
      Change in unrealized gains (losses)
        on investments...................             202,510           3,864,031             235,611           (2,341,070)
                                           ------------------- ------------------- -------------------  --------------------
      Net realized and unrealized gains
        (losses) on investments..........             239,532           6,160,363             254,447             6,720,160
                                           ------------------- ------------------- -------------------  --------------------
      Net increase (decrease) in net assets
        resulting from operations........  $          371,037  $        9,424,885  $          301,830   $         6,340,914
                                           =================== =================== ===================  ====================

                                            MIST MET/FRANKLIN
                                           TEMPLETON FOUNDING   MIST MET/TEMPLETON
                                                STRATEGY              GROWTH
                                           INVESTMENT DIVISION  INVESTMENT DIVISION
                                           -------------------  -------------------
INVESTMENT INCOME:
      Dividends..........................  $        2,525,949   $          384,594
                                           -------------------  -------------------
EXPENSES:
      Mortality and expense risk
        charges..........................             655,374              251,114
      Administrative charges.............             156,513               60,360
                                           -------------------  -------------------
        Total expenses...................             811,887              311,474
                                           -------------------  -------------------
          Net investment income (loss)...           1,714,062               73,120
                                           -------------------  -------------------
NET REALIZED AND UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions........           1,036,131              898,378
      Realized gains (losses) on sale of
        investments......................           1,095,125              326,580
                                           -------------------  -------------------
          Net realized gains (losses)....           2,131,256            1,224,958
                                           -------------------  -------------------
      Change in unrealized gains (losses)
        on investments...................           4,634,029            3,299,357
                                           -------------------  -------------------
      Net realized and unrealized gains
        (losses) on investments..........           6,765,285            4,524,315
                                           -------------------  -------------------
      Net increase (decrease) in net assets
        resulting from operations........  $        8,479,347   $        4,597,435
                                           ===================  ===================

(a) For the period July 23, 2012 to December 31, 2012.
(b) For the period April 30, 2012 to December 31, 2012.
(c) For the period November 12, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEAR ENDED DECEMBER 31, 2012


                                                                                                              MIST METLIFE
                                           MIST MET/TEMPLETON      MIST METLIFE         MIST METLIFE           MULTI-INDEX
                                           INTERNATIONAL BOND   AGGRESSIVE STRATEGY     BALANCED PLUS         TARGETED RISK
                                           INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION INVESTMENT DIVISION (c)
                                           -------------------  -------------------  ------------------- -----------------------
INVESTMENT INCOME:
      Dividends.........................   $          805,070   $          781,463   $            1,340    $               --
                                           -------------------  -------------------  ------------------- -----------------------
EXPENSES:
      Mortality and expense risk
        charges.........................               82,129            1,136,845           10,762,309                 3,720
      Administrative charges............               20,362              266,923            2,697,217                   850
                                           -------------------  -------------------  ------------------- -----------------------
        Total expenses..................              102,491            1,403,768           13,459,526                 4,570
                                           -------------------  -------------------  ------------------- -----------------------
          Net investment income (loss)..              702,579            (622,305)         (13,458,186)               (4,570)
                                           -------------------  -------------------  ------------------- -----------------------
NET REALIZED AND UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions.......                   --                   --                   --                    --
      Realized gains (losses) on sale of
        investments.....................             (49,304)            (642,177)                   --                    --
                                           -------------------  -------------------  ------------------- -----------------------
          Net realized gains (losses)...             (49,304)            (642,177)                   --                    --
                                           -------------------  -------------------  ------------------- -----------------------
      Change in unrealized gains (losses)
        on investments..................              311,532           16,987,540          125,203,535                57,330
                                           -------------------  -------------------  ------------------- -----------------------
      Net realized and unrealized gains
        (losses) on investments.........              262,228           16,345,363          125,203,535                57,330
                                           -------------------  -------------------  ------------------- -----------------------
      Net increase (decrease) in net assets
        resulting from operations.......   $          964,807   $       15,723,058   $      111,745,349    $           52,760
                                           ===================  ===================  =================== =======================


                                             MIST MFS EMERGING   MIST MFS RESEARCH       MIST MLA       MIST MORGAN STANLEY
                                              MARKETS EQUITY       INTERNATIONAL          MID CAP         MID CAP GROWTH
                                            INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                                           -------------------- ------------------- ------------------- -------------------
INVESTMENT INCOME:
      Dividends.........................   $           348,854  $        4,507,766  $          249,130  $               --
                                           -------------------- ------------------- ------------------- -------------------
EXPENSES:
      Mortality and expense risk
        charges.........................               477,412           2,275,311             585,916           3,477,047
      Administrative charges............               118,220             559,490             137,279             733,490
                                           -------------------- ------------------- ------------------- -------------------
        Total expenses..................               595,632           2,834,801             723,195           4,210,537
                                           -------------------- ------------------- ------------------- -------------------
          Net investment income (loss)..             (246,778)           1,672,965           (474,065)         (4,210,537)
                                           -------------------- ------------------- ------------------- -------------------
NET REALIZED AND UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions.......                    --                  --                  --                  --
      Realized gains (losses) on sale of
        investments.....................               218,578         (4,954,152)           (437,579)           5,317,869
                                           -------------------- ------------------- ------------------- -------------------
          Net realized gains (losses)...               218,578         (4,954,152)           (437,579)           5,317,869
                                           -------------------- ------------------- ------------------- -------------------
      Change in unrealized gains (losses)
        on investments..................             7,622,252          36,050,862           3,279,524          25,732,223
                                           -------------------- ------------------- ------------------- -------------------
      Net realized and unrealized gains
        (losses) on investments.........             7,840,830          31,096,710           2,841,945          31,050,092
                                           -------------------- ------------------- ------------------- -------------------
      Net increase (decrease) in net assets
        resulting from operations.......   $         7,594,052  $       32,769,675  $        2,367,880  $       26,839,555
                                           ==================== =================== =================== ===================

                                               MIST PIMCO
                                           INFLATION PROTECTED      MIST PIMCO
                                                  BOND             TOTAL RETURN
                                           INVESTMENT DIVISION  INVESTMENT DIVISION
                                           -------------------  -------------------
INVESTMENT INCOME:
      Dividends.........................   $       20,250,149   $       37,644,090
                                           -------------------  -------------------
EXPENSES:
      Mortality and expense risk
        charges.........................            6,973,912           12,305,436
      Administrative charges............            1,651,215            2,923,704
                                           -------------------  -------------------
        Total expenses..................            8,625,127           15,229,140
                                           -------------------  -------------------
          Net investment income (loss)..           11,625,022           22,414,950
                                           -------------------  -------------------
NET REALIZED AND UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions.......           39,701,534                   --
      Realized gains (losses) on sale of
        investments.....................            1,988,208            4,256,169
                                           -------------------  -------------------
          Net realized gains (losses)...           41,689,742            4,256,169
                                           -------------------  -------------------
      Change in unrealized gains (losses)
        on investments..................          (3,829,156)           63,295,829
                                           -------------------  -------------------
      Net realized and unrealized gains
        (losses) on investments.........           37,860,586           67,551,998
                                           -------------------  -------------------
      Net increase (decrease) in net assets
        resulting from operations.......   $       49,485,608   $       89,966,948
                                           ===================  ===================

(a) For the period July 23, 2012 to December 31, 2012.
(b) For the period April 30, 2012 to December 31, 2012.
(c) For the period November 12, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEAR ENDED DECEMBER 31, 2012



                                              MIST PIONEER         MIST PYRAMIS           MIST RCM           MIST SCHRODERS
                                            STRATEGIC INCOME     GOVERNMENT INCOME       TECHNOLOGY        GLOBAL MULTI-ASSET
                                           INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION INVESTMENT DIVISION (b)
                                           -------------------  -------------------  ------------------- -----------------------
INVESTMENT INCOME:
      Dividends..........................  $        3,053,983   $           57,698   $               --    $          932,203
                                           -------------------  -------------------  ------------------- -----------------------
EXPENSES:
      Mortality and expense risk
        charges..........................             677,650            4,144,586            1,503,090               381,713
      Administrative charges.............             162,024            1,020,309              344,470                94,027
                                           -------------------  -------------------  ------------------- -----------------------
        Total expenses...................             839,674            5,164,895            1,847,560               475,740
                                           -------------------  -------------------  ------------------- -----------------------
          Net investment income (loss)...           2,214,309          (5,107,197)          (1,847,560)               456,463
                                           -------------------  -------------------  ------------------- -----------------------
NET REALIZED AND UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions........             240,096              450,979           16,822,164             2,099,861
      Realized gains (losses) on sale of
        investments......................             191,695                1,250            1,268,369                    --
                                           -------------------  -------------------  ------------------- -----------------------
          Net realized gains (losses)....             431,791              452,229           18,090,533             2,099,861
                                           -------------------  -------------------  ------------------- -----------------------
      Change in unrealized gains (losses)
        on investments...................           3,393,104           11,051,029          (1,639,543)             1,345,384
                                           -------------------  -------------------  ------------------- -----------------------
      Net realized and unrealized gains
        (losses) on investments..........           3,824,895           11,503,258           16,450,990             3,445,245
                                           -------------------  -------------------  ------------------- -----------------------
      Net increase (decrease) in net assets
        resulting from operations........  $        6,039,204   $        6,396,061   $       14,603,430    $        3,901,708
                                           ===================  ===================  =================== =======================


                                            MIST SSGA GROWTH        MIST SSGA      MIST T. ROWE PRICE    MIST THIRD AVENUE
                                             AND INCOME ETF        GROWTH ETF        MID CAP GROWTH       SMALL CAP VALUE
                                           INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION  INVESTMENT DIVISION
                                           ------------------- ------------------- -------------------  -------------------
INVESTMENT INCOME:
      Dividends..........................  $       20,796,408  $        2,096,643  $               --   $               --
                                           ------------------- ------------------- -------------------  -------------------
EXPENSES:
      Mortality and expense risk
        charges..........................           8,980,543           1,113,107           3,064,589              104,724
      Administrative charges.............           2,219,604             269,432             721,899               28,662
                                           ------------------- ------------------- -------------------  -------------------
        Total expenses...................          11,200,147           1,382,539           3,786,488              133,386
                                           ------------------- ------------------- -------------------  -------------------
          Net investment income (loss)...           9,596,261             714,104         (3,786,488)            (133,386)
                                           ------------------- ------------------- -------------------  -------------------
NET REALIZED AND UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions........          19,388,892           3,913,871          38,138,266                   --
      Realized gains (losses) on sale of
        investments......................           3,637,464           1,983,442           2,839,861               31,460
                                           ------------------- ------------------- -------------------  -------------------
          Net realized gains (losses)....          23,026,356           5,897,313          40,978,127               31,460
                                           ------------------- ------------------- -------------------  -------------------
      Change in unrealized gains (losses)
        on investments...................          61,370,103           6,878,957         (3,413,055)            1,819,753
                                           ------------------- ------------------- -------------------  -------------------
      Net realized and unrealized gains
        (losses) on investments..........          84,396,459          12,776,270          37,565,072            1,851,213
                                           ------------------- ------------------- -------------------  -------------------
      Net increase (decrease) in net assets
        resulting from operations........  $       93,992,720  $       13,490,374  $       33,778,584   $        1,717,827
                                           =================== =================== ===================  ===================


                                           MSF BAILLIE GIFFORD MSF BARCLAYS CAPITAL
                                           INTERNATIONAL STOCK AGGREGATE BOND INDEX
                                           INVESTMENT DIVISION  INVESTMENT DIVISION
                                           ------------------- --------------------
INVESTMENT INCOME:
      Dividends..........................  $        1,952,493   $        41,354,169
                                           ------------------- --------------------
EXPENSES:
      Mortality and expense risk
        charges..........................           1,587,178            12,097,196
      Administrative charges.............             348,704             2,796,416
                                           ------------------- --------------------
        Total expenses...................           1,935,882            14,893,612
                                           ------------------- --------------------
          Net investment income (loss)...              16,611            26,460,557
                                           ------------------- --------------------
NET REALIZED AND UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions........                  --                    --
      Realized gains (losses) on sale of
        investments......................         (6,791,749)             5,346,141
                                           ------------------- --------------------
          Net realized gains (losses)....         (6,791,749)             5,346,141
                                           ------------------- --------------------
      Change in unrealized gains (losses)
        on investments...................          32,422,529           (4,740,378)
                                           ------------------- --------------------
      Net realized and unrealized gains
        (losses) on investments..........          25,630,780               605,763
                                           ------------------- --------------------
      Net increase (decrease) in net assets
        resulting from operations........  $       25,647,391   $        27,066,320
                                           =================== ====================

(a) For the period July 23, 2012 to December 31, 2012.
(b) For the period April 30, 2012 to December 31, 2012.
(c) For the period November 12, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEAR ENDED DECEMBER 31, 2012



                                              MSF BLACKROCK        MSF BLACKROCK        MSF BLACKROCK         MSF BLACKROCK
                                            AGGRESSIVE GROWTH       BOND INCOME          DIVERSIFIED         LARGE CAP VALUE
                                           INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION   INVESTMENT DIVISION
                                           -------------------  -------------------  -------------------   -------------------
INVESTMENT INCOME:
      Dividends..........................  $               --   $       13,278,492   $        14,741,054   $        3,105,382
                                           -------------------  -------------------  -------------------   -------------------
EXPENSES:
      Mortality and expense risk
        charges..........................           4,670,421            5,325,756             6,840,433            2,278,041
      Administrative charges.............             955,206            1,222,558             1,336,571              536,729
                                           -------------------  -------------------  -------------------   -------------------
        Total expenses...................           5,625,627            6,548,314             8,177,004            2,814,770
                                           -------------------  -------------------  -------------------   -------------------
          Net investment income (loss)...         (5,625,627)            6,730,178             6,564,050              290,612
                                           -------------------  -------------------  -------------------   -------------------
NET REALIZED AND UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions........                  --            3,373,763                    --           34,915,120
      Realized gains (losses) on sale of
        investments......................          12,013,460            2,721,778             3,099,829          (3,299,841)
                                           -------------------  -------------------  -------------------   -------------------
          Net realized gains (losses)....          12,013,460            6,095,541             3,099,829           31,615,279
                                           -------------------  -------------------  -------------------   -------------------
      Change in unrealized gains (losses)
        on investments...................          35,370,149           17,177,018            57,467,217          (6,267,847)
                                           -------------------  -------------------  -------------------   -------------------
      Net realized and unrealized gains
        (losses) on investments..........          47,383,609           23,272,559            60,567,046           25,347,432
                                           -------------------  -------------------  -------------------   -------------------
      Net increase (decrease) in net assets
        resulting from operations........  $       41,757,982   $       30,002,737   $        67,131,096   $       25,638,044
                                           ===================  ===================  ===================   ===================

                                              MSF BLACKROCK
                                            LEGACY LARGE CAP        MSF BLACKROCK      MSF DAVIS VENTURE      MSF FI VALUE
                                                 GROWTH             MONEY MARKET             VALUE               LEADERS
                                           INVESTMENT DIVISION   INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION
                                           -------------------   -------------------  -------------------  -------------------
INVESTMENT INCOME:
      Dividends..........................  $           167,425   $               --   $        3,728,316   $          653,345
                                           -------------------   -------------------  -------------------  -------------------
EXPENSES:
      Mortality and expense risk
        charges..........................            1,706,780              951,215            5,836,239              654,946
      Administrative charges.............              432,932              230,714            1,408,126              162,426
                                           -------------------   -------------------  -------------------  -------------------
        Total expenses...................            2,139,712            1,181,929            7,244,365              817,372
                                           -------------------   -------------------  -------------------  -------------------
          Net investment income (loss)...          (1,972,287)          (1,181,929)          (3,516,049)            (164,027)
                                           -------------------   -------------------  -------------------  -------------------
NET REALIZED AND UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions........                   --                   --                   --                   --
      Realized gains (losses) on sale of
        investments......................            3,086,608                   --            6,178,240          (2,114,623)
                                           -------------------   -------------------  -------------------  -------------------
          Net realized gains (losses)....            3,086,608                   --            6,178,240          (2,114,623)
                                           -------------------   -------------------  -------------------  -------------------
      Change in unrealized gains (losses)
        on investments...................           18,441,634                   --           57,738,005           10,408,096
                                           -------------------   -------------------  -------------------  -------------------
      Net realized and unrealized gains
        (losses) on investments..........           21,528,242                   --           63,916,245            8,293,473
                                           -------------------   -------------------  -------------------  -------------------
      Net increase (decrease) in net assets
        resulting from operations........  $        19,555,955   $      (1,181,929)   $       60,400,196   $        8,129,446
                                           ===================   ===================  ===================  ===================


                                              MSF JENNISON       MSF LOOMIS SAYLES
                                                 GROWTH           SMALL CAP CORE
                                           INVESTMENT DIVISION  INVESTMENT DIVISION
                                           -------------------  -------------------
INVESTMENT INCOME:
      Dividends..........................  $           65,969   $                --
                                           -------------------  -------------------
EXPENSES:
      Mortality and expense risk
        charges..........................           1,412,924             1,605,316
      Administrative charges.............             330,437               397,323
                                           -------------------  -------------------
        Total expenses...................           1,743,361             2,002,639
                                           -------------------  -------------------
          Net investment income (loss)...         (1,677,392)           (2,002,639)
                                           -------------------  -------------------
NET REALIZED AND UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions........          16,957,762             4,007,637
      Realized gains (losses) on sale of
        investments......................             443,243             2,606,810
                                           -------------------  -------------------
          Net realized gains (losses)....          17,401,005             6,614,447
                                           -------------------  -------------------
      Change in unrealized gains (losses)
        on investments...................         (6,078,481)            14,438,005
                                           -------------------  -------------------
      Net realized and unrealized gains
        (losses) on investments..........          11,322,524            21,052,452
                                           -------------------  -------------------
      Net increase (decrease) in net assets
        resulting from operations........  $        9,645,132   $        19,049,813
                                           ===================  ===================

(a) For the period July 23, 2012 to December 31, 2012.
(b) For the period April 30, 2012 to December 31, 2012.
(c) For the period November 12, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEAR ENDED DECEMBER 31, 2012


                                                                                    MSF MET/DIMENSIONAL      MSF METLIFE
                                            MSF LOOMIS SAYLES    MSF MET/ARTISAN    INTERNATIONAL SMALL     CONSERVATIVE
                                            SMALL CAP GROWTH      MID CAP VALUE           COMPANY            ALLOCATION
                                           INVESTMENT DIVISION INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION
                                          -------------------- -------------------  -------------------  -------------------
INVESTMENT INCOME:
      Dividends.........................  $                --  $         1,928,404  $            99,354  $        17,446,396
                                          -------------------- -------------------  -------------------  -------------------
EXPENSES:
      Mortality and expense risk
        charges.........................              466,565            2,224,238               47,004            5,892,818
      Administrative charges............              105,258              518,483               11,507            1,388,030
                                          -------------------- -------------------  -------------------  -------------------
        Total expenses..................              571,823            2,742,721               58,511            7,280,848
                                          -------------------- -------------------  -------------------  -------------------
          Net investment income (loss)..            (571,823)            (814,317)               40,843           10,165,548
                                          -------------------- -------------------  -------------------  -------------------
NET REALIZED AND UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions.......                   --                   --              422,174           14,432,530
      Realized gains (losses) on sale of
        investments.....................            1,379,303          (3,945,332)             (63,045)            2,500,628
                                          -------------------- -------------------  -------------------  -------------------
          Net realized gains (losses)...            1,379,303          (3,945,332)              359,129           16,933,158
                                          -------------------- -------------------  -------------------  -------------------
      Change in unrealized gains (losses)
        on investments..................            3,377,539           25,829,066              309,208           14,328,509
                                          -------------------- -------------------  -------------------  -------------------
      Net realized and unrealized gains
        (losses) on investments.........            4,756,842           21,883,734              668,337           31,261,667
                                          -------------------- -------------------  -------------------  -------------------
      Net increase (decrease) in net assets
        resulting from operations.......  $         4,185,019  $        21,069,417  $           709,180  $        41,427,215
                                          ==================== ===================  ===================  ===================

                                              MSF METLIFE                                                    MSF METLIFE
                                            CONSERVATIVE TO        MSF METLIFE          MSF METLIFE          MODERATE TO
                                          MODERATE ALLOCATION  MID CAP STOCK INDEX  MODERATE ALLOCATION AGGRESSIVE ALLOCATION
                                          INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION
                                          -------------------  -------------------  ------------------- ---------------------
INVESTMENT INCOME:
      Dividends.........................  $       39,733,359   $        3,444,979   $       88,637,036   $       30,986,144
                                          -------------------  -------------------  ------------------- ---------------------
EXPENSES:
      Mortality and expense risk
        charges.........................          14,389,975            4,224,568           39,613,964           16,848,918
      Administrative charges............           3,424,210              972,398            9,551,413            3,991,491
                                          -------------------  -------------------  ------------------- ---------------------
        Total expenses..................          17,814,185            5,196,966           49,165,377           20,840,409
                                          -------------------  -------------------  ------------------- ---------------------
          Net investment income (loss)..          21,919,174          (1,751,987)           39,471,659           10,145,735
                                          -------------------  -------------------  ------------------- ---------------------
NET REALIZED AND UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions.......           4,282,243           17,271,833                   --                   --
      Realized gains (losses) on sale of
        investments.....................           8,351,957            4,932,921           16,872,995            4,305,789
                                          -------------------  -------------------  ------------------- ---------------------
          Net realized gains (losses)...          12,634,200           22,204,754           16,872,995            4,305,789
                                          -------------------  -------------------  ------------------- ---------------------
      Change in unrealized gains (losses)
        on investments..................          96,305,018           39,972,595          364,883,546          193,493,795
                                          -------------------  -------------------  ------------------- ---------------------
      Net realized and unrealized gains
        (losses) on investments.........         108,939,218           62,177,349          381,756,541          197,799,584
                                          -------------------  -------------------  ------------------- ---------------------
      Net increase (decrease) in net assets
        resulting from operations.......  $      130,858,392   $       60,425,362   $      421,228,200   $      207,945,319
                                          ===================  ===================  =================== =====================


                                              MSF METLIFE         MSF MFS TOTAL
                                              STOCK INDEX            RETURN
                                          INVESTMENT DIVISION  INVESTMENT DIVISION
                                          -------------------  -------------------
INVESTMENT INCOME:
      Dividends.........................  $       44,797,401   $        3,841,350
                                          -------------------  -------------------
EXPENSES:
      Mortality and expense risk
        charges.........................          27,218,739            1,349,714
      Administrative charges............           5,874,854              359,351
                                          -------------------  -------------------
        Total expenses..................          33,093,593            1,709,065
                                          -------------------  -------------------
          Net investment income (loss)..          11,703,808            2,132,285
                                          -------------------  -------------------
NET REALIZED AND UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions.......          19,058,670                   --
      Realized gains (losses) on sale of
        investments.....................          25,708,796               58,717
                                          -------------------  -------------------
          Net realized gains (losses)...          44,767,466               58,717
                                          -------------------  -------------------
      Change in unrealized gains (losses)
        on investments..................         291,800,764           11,139,859
                                          -------------------  -------------------
      Net realized and unrealized gains
        (losses) on investments.........         336,568,230           11,198,576
                                          -------------------  -------------------
      Net increase (decrease) in net assets
        resulting from operations.......  $      348,272,038   $       13,330,861
                                          ===================  ===================

(a) For the period July 23, 2012 to December 31, 2012.
(b) For the period April 30, 2012 to December 31, 2012.
(c) For the period November 12, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEAR ENDED DECEMBER 31, 2012



                                                                     MSF MSCI           MSF NEUBERGER       MSF OPPENHEIMER
                                              MSF MFS VALUE         EAFE INDEX         BERMAN GENESIS        GLOBAL EQUITY
                                           INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION
                                           -------------------  -------------------  -------------------  -------------------
INVESTMENT INCOME:
      Dividends..........................  $        5,235,647   $       13,209,025   $          696,624   $        3,230,890
                                           -------------------  -------------------  -------------------  -------------------
EXPENSES:
      Mortality and expense risk
        charges..........................           2,991,911            4,727,623            2,719,485            2,159,967
      Administrative charges.............             673,756            1,091,128              600,906              480,330
                                           -------------------  -------------------  -------------------  -------------------
        Total expenses...................           3,665,667            5,818,751            3,320,391            2,640,297
                                           -------------------  -------------------  -------------------  -------------------
          Net investment income (loss)...           1,569,980            7,390,274          (2,623,767)              590,593
                                           -------------------  -------------------  -------------------  -------------------
NET REALIZED AND UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions........           4,025,019                   --                   --                   --
      Realized gains (losses) on sale of
        investments......................           1,641,232          (2,119,320)          (7,774,684)            2,956,134
                                           -------------------  -------------------  -------------------  -------------------
          Net realized gains (losses)....           5,666,251          (2,119,320)          (7,774,684)            2,956,134
                                           -------------------  -------------------  -------------------  -------------------
      Change in unrealized gains (losses)
        on investments...................          32,844,990           66,509,457           31,782,193           34,846,367
                                           -------------------  -------------------  -------------------  -------------------
      Net realized and unrealized gains
        (losses) on investments..........          38,511,241           64,390,137           24,007,509           37,802,501
                                           -------------------  -------------------  -------------------  -------------------
      Net increase (decrease) in net assets
        resulting from operations........  $       40,081,221   $       71,780,411   $       21,383,742   $       38,393,094
                                           ===================  ===================  ===================  ===================


                                            MSF RUSSELL 2000     MSF T. ROWE PRICE    MSF T. ROWE PRICE   MSF VAN ECK GLOBAL
                                                  INDEX          LARGE CAP GROWTH     SMALL CAP GROWTH     NATURAL RESOURCES
                                           INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION
                                           -------------------  -------------------  -------------------  -------------------
INVESTMENT INCOME:
      Dividends..........................  $        2,725,278   $          113,876   $               --   $               --
                                           -------------------  -------------------  -------------------  -------------------
EXPENSES:
      Mortality and expense risk
        charges..........................           2,723,884            2,030,600            2,889,564              402,462
      Administrative charges.............             616,464              432,961              638,194               99,649
                                           -------------------  -------------------  -------------------  -------------------
        Total expenses...................           3,340,348            2,463,561            3,527,758              502,111
                                           -------------------  -------------------  -------------------  -------------------
          Net investment income (loss)...           (615,070)          (2,349,685)          (3,527,758)            (502,111)
                                           -------------------  -------------------  -------------------  -------------------
NET REALIZED AND UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions........                  --                   --           28,332,128            2,745,329
      Realized gains (losses) on sale of
        investments......................           4,517,799            7,734,292            7,911,997            (537,853)
                                           -------------------  -------------------  -------------------  -------------------
          Net realized gains (losses)....           4,517,799            7,734,292           36,244,125            2,207,476
                                           -------------------  -------------------  -------------------  -------------------
      Change in unrealized gains (losses)
        on investments...................          32,651,591           24,747,725            5,484,801            (930,623)
                                           -------------------  -------------------  -------------------  -------------------
      Net realized and unrealized gains
        (losses) on investments..........          37,169,390           32,482,017           41,728,926            1,276,853
                                           -------------------  -------------------  -------------------  -------------------
      Net increase (decrease) in net assets
        resulting from operations........  $       36,554,320   $       30,132,332   $       38,201,168   $          774,742
                                           ===================  ===================  ===================  ===================

                                             MSF WESTERN ASSET    MSF WESTERN ASSET
                                           MANAGEMENT STRATEGIC      MANAGEMENT
                                            BOND OPPORTUNITIES     U.S. GOVERNMENT
                                            INVESTMENT DIVISION  INVESTMENT DIVISION
                                           -------------------- --------------------
INVESTMENT INCOME:
      Dividends..........................  $        8,874,403   $         4,534,879
                                           -------------------- --------------------
EXPENSES:
      Mortality and expense risk
        charges..........................           2,665,712             2,456,321
      Administrative charges.............             619,389               577,209
                                           -------------------- --------------------
        Total expenses...................           3,285,101             3,033,530
                                           -------------------- --------------------
          Net investment income (loss)...           5,589,302             1,501,349
                                           -------------------- --------------------
NET REALIZED AND UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions........                  --                    --
      Realized gains (losses) on sale of
        investments......................           3,195,133               350,010
                                           -------------------- --------------------
          Net realized gains (losses)....           3,195,133               350,010
                                           -------------------- --------------------
      Change in unrealized gains (losses)
        on investments...................          15,183,806             2,356,488
                                           -------------------- --------------------
      Net realized and unrealized gains
        (losses) on investments..........          18,378,939             2,706,498
                                           -------------------- --------------------
      Net increase (decrease) in net assets
        resulting from operations........  $       23,968,241   $         4,207,847
                                           ==================== ====================

(a) For the period July 23, 2012 to December 31, 2012.
(b) For the period April 30, 2012 to December 31, 2012.
(c) For the period November 12, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONCLUDED)
                    FOR THE YEAR ENDED DECEMBER 31, 2012


                                                                                                                MSF ZENITH EQUITY
                                                                                                               INVESTMENT DIVISION
                                                                                                              --------------------
INVESTMENT INCOME:
      Dividends.............................................................................................  $           621,766
                                                                                                              --------------------
EXPENSES:
      Mortality and expense risk
        charges.............................................................................................              642,700
      Administrative charges................................................................................              270,615
                                                                                                              --------------------
        Total expenses......................................................................................              913,315
                                                                                                              --------------------
          Net investment income (loss)......................................................................            (291,549)
                                                                                                              --------------------
NET REALIZED AND CHANGE IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions...........................................................................                   --
      Realized gains (losses) on sale of
        investments.........................................................................................          (1,334,514)
                                                                                                              --------------------
          Net realized gains (losses).......................................................................          (1,334,514)
                                                                                                              --------------------
      Change in unrealized gains (losses)
        on investments......................................................................................            9,621,752
                                                                                                              --------------------
      Net realized and change in unrealized gains
        (losses) on investments.............................................................................            8,287,238
                                                                                                              --------------------
      Net increase (decrease) in net assets
        resulting from operations...........................................................................  $         7,995,689
                                                                                                              ====================

(a) For the period July 23, 2012 to December 31, 2012.
(b) For the period April 30, 2012 to December 31, 2012.
(c) For the period November 12, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

This page is intentionally left blank.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                     STATEMENTS OF CHANGES IN NET ASSETS
               FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011


                                                                     AMERICAN FUNDS GLOBAL
                                    AMERICAN FUNDS BOND              SMALL CAPITALIZATION              AMERICAN FUNDS GROWTH
                                    INVESTMENT DIVISION               INVESTMENT DIVISION               INVESTMENT DIVISION
                             --------------------------------- --------------------------------- --------------------------------
                                   2012             2011             2012             2011            2012              2011
                             ---------------  ----------------  ---------------  --------------- ---------------  ---------------
INCREASE (DECREASE) IN
   NET ASSETS:
FROM OPERATIONS:
   Net investment income
     (loss)................. $     1,226,740  $      1,912,904  $     (661,800)  $     (722,693) $   (6,647,266)  $   (8,942,002)
   Net realized gains
     (losses)...............         266,155         (481,200)      (6,163,348)      (1,937,100)      14,472,720        8,178,841
   Change in unrealized
     gains (losses) on
     investments............       3,480,606         4,732,695       84,682,889    (121,022,693)     139,843,502     (55,277,508)
                             ---------------  ----------------  ---------------  --------------- ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from operations......       4,973,501         6,164,399       77,857,741    (123,682,486)     147,668,956     (56,040,669)
                             ---------------  ----------------  ---------------  --------------- ---------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments
     received from contract
     owners.................       4,128,914         4,605,981       22,634,426       38,959,482      36,424,834       39,620,489
   Net transfers (including
     fixed account).........         572,372       (9,468,083)     (33,916,026)     (14,713,325)    (54,560,994)     (45,406,318)
   Contract charges.........       (457,829)         (463,334)      (2,140,070)      (1,922,053)     (2,793,517)      (2,746,185)
   Transfers for contract
     benefits and
     terminations...........    (13,061,612)      (13,214,005)     (41,100,071)     (47,884,031)    (91,544,498)     (96,681,685)
                             ---------------  ----------------  ---------------  --------------- ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from contract
       transactions.........     (8,818,155)      (18,539,441)     (54,521,741)     (25,559,927)   (112,474,175)    (105,213,699)
                             ---------------  ----------------  ---------------  --------------- ---------------  ---------------
     Net increase (decrease)
       in net assets........     (3,844,654)      (12,375,042)       23,336,000    (149,242,413)      35,194,781    (161,254,368)
NET ASSETS:
   Beginning of year........     132,354,078       144,729,120      488,925,353      638,167,766     943,068,284    1,104,322,652
                             ---------------  ----------------  ---------------  --------------- ---------------  ---------------
   End of year.............. $   128,509,424  $    132,354,078  $   512,261,353  $   488,925,353 $   978,263,065  $   943,068,284
                             ===============  ================  ===============  =============== ===============  ===============


                               AMERICAN FUNDS GROWTH-INCOME         CALVERT VP SRI BALANCED       CALVERT VP SRI MID CAP GROWTH
                                    INVESTMENT DIVISION               INVESTMENT DIVISION              INVESTMENT DIVISION
                             --------------------------------- -------------------------------- --------------------------------
                                   2012             2011            2012              2011            2012             2011
                             ---------------  ---------------- ---------------  --------------- ---------------  ---------------
INCREASE (DECREASE) IN
   NET ASSETS:
FROM OPERATIONS:
   Net investment income
     (loss)................. $     1,005,734  $        680,250 $        27,291  $        74,111 $     (112,828)  $     (115,821)
   Net realized gains
     (losses)...............       5,144,694         (497,604)         104,232        (290,776)       1,845,407        1,397,230
   Change in unrealized
     gains (losses) on
     investments............      99,450,526      (23,849,987)       4,434,485        1,902,701        (35,037)      (1,100,516)
                             ---------------  ---------------- ---------------  --------------- ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from operations......     105,600,954      (23,667,341)       4,566,008        1,686,036       1,697,542          180,893
                             ---------------  ---------------- ---------------  --------------- ---------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments
     received from contract
     owners.................      30,083,901        52,889,395       2,678,906        2,864,634         686,328          642,249
   Net transfers (including
     fixed account).........    (27,967,310)      (10,212,170)       (512,039)      (1,098,691)        (33,010)          390,259
   Contract charges.........     (2,697,155)       (2,239,908)        (17,135)         (14,863)         (1,604)          (1,911)
   Transfers for contract
     benefits and
     terminations...........    (66,433,364)      (65,594,062)     (4,972,222)      (4,400,030)     (1,306,442)      (2,147,199)
                             ---------------  ---------------- ---------------  --------------- ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from contract
       transactions.........    (67,013,928)      (25,156,745)     (2,822,490)      (2,648,950)       (654,728)      (1,116,602)
                             ---------------  ---------------- ---------------  --------------- ---------------  ---------------
     Net increase (decrease)
       in net assets........      38,587,026      (48,824,086)       1,743,518        (962,914)       1,042,814        (935,709)
NET ASSETS:
   Beginning of year........     689,767,422       738,591,508      49,903,373       50,866,287      11,298,697       12,234,406
                             ---------------  ---------------- ---------------  --------------- ---------------  ---------------
   End of year.............. $   728,354,448  $    689,767,422 $    51,646,891  $    49,903,373 $    12,341,511  $    11,298,697
                             ===============  ================ ===============  =============== ===============  ===============


                               FIDELITY VIP EQUITY-INCOME
                                   INVESTMENT DIVISION
                             --------------------------------
                                  2012             2011
                             ---------------  ---------------
INCREASE (DECREASE) IN
   NET ASSETS:
FROM OPERATIONS:
   Net investment income
     (loss)................. $     1,662,249  $     1,141,342
   Net realized gains
     (losses)...............       4,003,454      (2,749,961)
   Change in unrealized
     gains (losses) on
     investments............       6,399,620        1,511,658
                             ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from operations......      12,065,323         (96,961)
                             ---------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments
     received from contract
     owners.................       2,046,429        2,401,575
   Net transfers (including
     fixed account).........     (1,584,690)      (1,577,272)
   Contract charges.........        (17,945)         (20,303)
   Transfers for contract
     benefits and
     terminations...........     (8,699,641)     (14,171,358)
                             ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from contract
       transactions.........     (8,255,847)     (13,367,358)
                             ---------------  ---------------
     Net increase (decrease)
       in net assets........       3,809,476     (13,464,319)
NET ASSETS:
   Beginning of year........      78,185,094       91,649,413
                             ---------------  ---------------
   End of year.............. $    81,994,570  $    78,185,094
                             ===============  ===============

(a) For the period July 23, 2012 to December 31, 2012.
(b) For the period May 2, 2011 to December 31, 2011.
(c) For the period April 30, 2012 to December 31, 2012.
(d) For the period November 12, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011


                                                FIDELITY VIP
                                              FUNDSMANAGER 50%     FIDELITY VIP FUNDSMANAGER 60%         FIDELITY VIP GROWTH
                                             INVESTMENT DIVISION        INVESTMENT DIVISION              INVESTMENT DIVISION
                                             ------------------- -------------------------------- --------------------------------
                                                  2012 (a)             2012             2011            2012             2011
                                              ---------------    ---------------  --------------- ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).............  $       242,407    $   (1,108,597)  $      (79,777) $     (292,557)  $     (517,744)
   Net realized gains (losses)..............           73,771          1,541,458          557,081         486,197        (518,647)
   Change in unrealized gains (losses) on
     investments............................         (62,811)         20,145,096      (7,937,164)       9,885,221          505,122
                                              ---------------    ---------------  --------------- ---------------  ---------------
     Net increase (decrease) in net assets
       resulting from operations............          253,367         20,577,957      (7,459,860)      10,078,861        (531,269)
                                              ---------------    ---------------  --------------- ---------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments received from contract
     owners.................................          105,071            109,981          556,880       2,385,678        2,599,413
   Net transfers (including fixed account)..       28,032,757         54,494,212      110,365,710     (2,251,319)      (2,458,152)
   Contract charges.........................               --                 --               --         (3,356)          (4,018)
   Transfers for contract benefits and
     terminations...........................         (76,022)       (13,376,586)      (4,893,840)     (7,160,185)     (14,018,654)
                                              ---------------    ---------------  --------------- ---------------  ---------------
     Net increase (decrease) in net assets
       resulting from contract transactions.       28,061,806         41,227,607      106,028,750     (7,029,182)     (13,881,411)
                                              ---------------    ---------------  --------------- ---------------  ---------------
     Net increase (decrease) in net assets..       28,315,173         61,805,564       98,568,890       3,049,679     (14,412,680)
NET ASSETS:
   Beginning of year........................               --        198,202,397       99,633,507      74,754,203       89,166,883
                                              ---------------    ---------------  --------------- ---------------  ---------------
   End of year..............................  $    28,315,173    $   260,007,961  $   198,202,397 $    77,803,882  $    74,754,203
                                              ===============    ===============  =============== ===============  ===============


                                             FIDELITY VIP INVESTMENT GRADE BOND    FIDELITY VIP MONEY MARKET
                                                     INVESTMENT DIVISION              INVESTMENT DIVISION
                                             ---------------------------------- --------------------------------
                                                    2012             2011            2012             2011
                                              ---------------  ---------------- ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).............  $       305,644   $       478,696 $     (125,112)  $     (162,831)
   Net realized gains (losses)..............          695,555           716,735              --               --
   Change in unrealized gains (losses) on
     investments............................           38,191           124,265              --               --
                                              ---------------  ---------------- ---------------  ---------------
     Net increase (decrease) in net assets
       resulting from operations............        1,039,390         1,319,696       (125,112)        (162,831)
                                              ---------------  ---------------- ---------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments received from contract
     owners.................................        1,626,125         1,569,362      82,242,105      112,128,554
   Net transfers (including fixed account)..           15,385            17,672    (84,085,005)    (109,363,322)
   Contract charges.........................          (1,171)           (1,524)              --               --
   Transfers for contract benefits and
     terminations...........................      (1,800,199)       (3,661,147)     (1,475,274)      (2,686,183)
                                              ---------------  ---------------- ---------------  ---------------
     Net increase (decrease) in net assets
       resulting from contract transactions.        (159,860)       (2,075,637)     (3,318,174)           79,049
                                              ---------------  ---------------- ---------------  ---------------
     Net increase (decrease) in net assets..          879,530         (755,941)     (3,443,286)         (83,782)
NET ASSETS:
   Beginning of year........................       21,398,778        22,154,719      12,168,038       12,251,820
                                              ---------------  ---------------- ---------------  ---------------
   End of year..............................  $    22,278,308   $    21,398,778 $     8,724,752  $    12,168,038
                                              ===============  ================ ===============  ===============

                                              MIST ALLIANCEBERNSTEIN GLOBAL          MIST AMERICAN FUNDS
                                                   DYNAMIC ALLOCATION                BALANCED ALLOCATION
                                                   INVESTMENT DIVISION               INVESTMENT DIVISION
                                             -------------------------------- --------------------------------
                                                   2012           2011 (b)          2012             2011
                                             ---------------  --------------- ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)............. $   (9,844,946)  $       335,670 $     2,751,307  $      (45,493)
   Net realized gains (losses)..............          16,141        2,726,233      12,154,078        2,539,215
   Change in unrealized gains (losses) on
     investments............................      77,778,755        2,398,335      59,750,875     (26,212,914)
                                             ---------------  --------------- ---------------  ---------------
     Net increase (decrease) in net assets
       resulting from operations............      67,949,950        5,460,238      74,656,260     (23,719,192)
                                             ---------------  --------------- ---------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments received from contract
     owners.................................     483,567,379      413,385,545      33,549,363      110,824,096
   Net transfers (including fixed account)..     160,408,963       62,687,480     (8,794,522)       19,902,322
   Contract charges.........................     (7,597,854)               --     (6,379,077)      (4,833,472)
   Transfers for contract benefits and
     terminations...........................    (18,126,672)      (1,741,537)    (28,341,447)     (23,073,710)
                                             ---------------  --------------- ---------------  ---------------
     Net increase (decrease) in net assets
       resulting from contract transactions.     618,251,816      474,331,488     (9,965,683)      102,819,236
                                             ---------------  --------------- ---------------  ---------------
     Net increase (decrease) in net assets..     686,201,766      479,791,726      64,690,577       79,100,044
NET ASSETS:
   Beginning of year........................     479,791,726               --     618,948,646      539,848,602
                                             ---------------  --------------- ---------------  ---------------
   End of year.............................. $ 1,165,993,492  $   479,791,726 $   683,639,223  $   618,948,646
                                             ===============  =============== ===============  ===============

(a) For the period July 23, 2012 to December 31, 2012.
(b) For the period May 2, 2011 to December 31, 2011.
(c) For the period April 30, 2012 to December 31, 2012.
(d) For the period November 12, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011


                                                                     MIST AMERICAN FUNDS
                                 MIST AMERICAN FUNDS BOND             GROWTH ALLOCATION           MIST AMERICAN FUNDS GROWTH
                                    INVESTMENT DIVISION              INVESTMENT DIVISION              INVESTMENT DIVISION
                             -------------------------------- -------------------------------- --------------------------------
                                   2012             2011            2012             2011            2012             2011
                             ---------------  --------------- ---------------  --------------- ---------------  ---------------
INCREASE (DECREASE) IN
   NET ASSETS:
FROM OPERATIONS:
   Net investment income
     (loss)................. $     1,082,936  $       642,517 $     (292,967)  $     (580,718) $   (2,830,545)  $   (2,310,704)
   Net realized gains
     (losses)...............         837,862          294,003       6,444,719        7,429,105       3,554,363          291,118
   Change in unrealized
     gains (losses) on
     investments............       1,074,290        2,430,315      37,485,893     (26,279,387)      42,616,835     (15,352,098)
                             ---------------  --------------- ---------------  --------------- ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from operations......       2,995,088        3,366,835      43,637,645     (19,431,000)      43,340,653     (17,371,684)
                             ---------------  --------------- ---------------  --------------- ---------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments
     received from contract
     owners.................       6,824,359       17,470,892      16,703,442       22,562,960      22,040,789       68,751,380
   Net transfers (including
     fixed account).........       4,697,478          893,819    (11,618,323)     (14,464,295)    (11,167,666)       26,166,684
   Contract charges.........       (858,233)        (625,233)     (2,628,508)      (2,458,404)     (2,850,873)      (1,871,942)
   Transfers for contract
     benefits and
     terminations...........     (4,173,223)      (3,193,810)    (16,310,347)     (15,077,691)    (11,138,814)      (7,621,585)
                             ---------------  --------------- ---------------  --------------- ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from contract
       transactions.........       6,490,381       14,545,668    (13,853,736)      (9,437,430)     (3,116,564)       85,424,537
                             ---------------  --------------- ---------------  --------------- ---------------  ---------------
     Net increase (decrease)
       in net assets........       9,485,469       17,912,503      29,783,909     (28,868,430)      40,224,089       68,052,853
NET ASSETS:
   Beginning of year........      79,806,796       61,894,293     303,484,652      332,353,082     269,245,330      201,192,477
                             ---------------  --------------- ---------------  --------------- ---------------  ---------------
   End of year.............. $    89,292,265  $    79,806,796 $   333,268,561  $   303,484,652 $   309,469,419  $   269,245,330
                             ===============  =============== ===============  =============== ===============  ===============

                                    MIST AMERICAN FUNDS                                                MIST BLACKROCK
                                    MODERATE ALLOCATION        MIST AQR GLOBAL RISK BALANCED     GLOBAL TACTICAL STRATEGIES
                                    INVESTMENT DIVISION             INVESTMENT DIVISION              INVESTMENT DIVISION
                             -------------------------------- -------------------------------- --------------------------------
                                   2012             2011           2012           2011 (b)          2012           2011 (b)
                             ---------------  --------------- ---------------  --------------- ---------------  ---------------
INCREASE (DECREASE) IN
   NET ASSETS:
FROM OPERATIONS:
   Net investment income
     (loss)................. $     6,858,255  $     2,292,257 $   (9,840,331)  $     6,134,076 $  (14,865,495)  $     2,136,468
   Net realized gains
     (losses)...............      19,300,150        6,758,545       5,051,634        1,769,075          16,226        5,360,049
   Change in unrealized
     gains (losses) on
     investments............      54,196,167     (19,966,753)     101,946,589        5,327,552     101,463,947      (6,803,039)
                             ---------------  --------------- ---------------  --------------- ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from operations......      80,354,572     (10,915,951)      97,157,892       13,230,703      86,614,678          693,478
                             ---------------  --------------- ---------------  --------------- ---------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments
     received from contract
     owners.................      38,958,844      128,104,989     778,030,594      512,377,832     665,601,215      629,143,144
   Net transfers (including
     fixed account).........    (13,050,873)       20,511,116     299,538,879       75,719,475     176,709,034       82,864,472
   Contract charges.........     (8,554,742)      (6,918,596)     (9,908,882)               --    (10,860,800)               --
   Transfers for contract
     benefits and
     terminations...........    (46,203,829)     (36,334,226)    (26,670,573)      (2,160,152)    (24,646,275)      (2,938,000)
                             ---------------  --------------- ---------------  --------------- ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from contract
       transactions.........    (28,850,600)      105,363,283   1,040,990,018      585,937,155     806,803,174      709,069,616
                             ---------------  --------------- ---------------  --------------- ---------------  ---------------
     Net increase (decrease)
       in net assets........      51,503,972       94,447,332   1,138,147,910      599,167,858     893,417,852      709,763,094
NET ASSETS:
   Beginning of year........     857,229,344      762,782,012     599,167,858               --     709,763,094               --
                             ---------------  --------------- ---------------  --------------- ---------------  ---------------
   End of year.............. $   908,733,316  $   857,229,344 $ 1,737,315,768  $   599,167,858 $ 1,603,180,946  $   709,763,094
                             ===============  =============== ===============  =============== ===============  ===============


                               MIST BLACKROCK LARGE CAP CORE
                                    INVESTMENT DIVISION
                             --------------------------------
                                   2012             2011
                             ---------------  ---------------
INCREASE (DECREASE) IN
   NET ASSETS:
FROM OPERATIONS:
   Net investment income
     (loss)................. $        14,655  $     (454,121)
   Net realized gains
     (losses)...............     (9,073,089)     (15,466,300)
   Change in unrealized
     gains (losses) on
     investments............      81,735,276       12,686,156
                             ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from operations......      72,676,842      (3,234,265)
                             ---------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments
     received from contract
     owners.................      16,618,121       25,161,138
   Net transfers (including
     fixed account).........    (19,633,032)      (6,231,167)
   Contract charges.........       (686,182)        (464,397)
   Transfers for contract
     benefits and
     terminations...........    (60,065,049)     (64,881,338)
                             ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from contract
       transactions.........    (63,766,142)     (46,415,764)
                             ---------------  ---------------
     Net increase (decrease)
       in net assets........       8,910,700     (49,650,029)
NET ASSETS:
   Beginning of year........     607,789,646      657,439,675
                             ---------------  ---------------
   End of year.............. $   616,700,346  $   607,789,646
                             ===============  ===============

(a) For the period July 23, 2012 to December 31, 2012.
(b) For the period May 2, 2011 to December 31, 2011.
(c) For the period April 30, 2012 to December 31, 2012.
(d) For the period November 12, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011




                                        VARIABLE B                       VARIABLE C             MIST CLARION GLOBAL REAL ESTATE
                                    INVESTMENT DIVISION              INVESTMENT DIVISION              INVESTMENT DIVISION
                             -------------------------------- --------------------------------- --------------------------------
                                   2012             2011            2012             2011            2012             2011
                             ---------------  --------------- ---------------- ---------------- ---------------  ---------------
INCREASE (DECREASE) IN
   NET ASSETS:
FROM OPERATIONS:
   Net investment income
     (loss)................. $        48,819  $        30,420  $        12,054  $        10,413 $     1,823,491  $     5,894,357
   Net realized gains
     (losses)...............       (285,497)        (458,462)            (606)          (3,391)     (6,766,692)      (5,517,197)
   Change in unrealized
     gains (losses) on
     investments............       1,769,469          358,894          133,279          (3,100)      55,338,736     (15,609,550)
                             ---------------  --------------- ---------------- ---------------- ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from operations......       1,532,791         (69,148)          144,727            3,922      50,395,535     (15,232,390)
                             ---------------  --------------- ---------------- ---------------- ---------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments
     received from contract
     owners.................           2,946            1,076               --               --      10,605,785       16,058,809
   Net transfers (including
     fixed account).........              --               --               --               --     (8,764,482)        2,947,656
   Contract charges.........              --               --               --               --       (972,403)        (792,701)
   Transfers for contract
     benefits and
     terminations...........     (1,616,416)      (1,703,485)          (1,890)         (15,916)    (19,748,632)     (17,651,756)
                             ---------------  --------------- ---------------- ---------------- ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from contract
       transactions.........     (1,613,470)      (1,702,409)          (1,890)         (15,916)    (18,879,732)          562,008
                             ---------------  --------------- ---------------- ---------------- ---------------  ---------------
     Net increase (decrease)
       in net assets........        (80,679)      (1,771,557)          142,837         (11,994)      31,515,803     (14,670,382)
NET ASSETS:
   Beginning of year........      12,494,159       14,265,716        1,080,417        1,092,411     213,895,843      228,566,225
                             ---------------  --------------- ---------------- ---------------- ---------------  ---------------
   End of year.............. $    12,413,480  $    12,494,159  $     1,223,254  $     1,080,417 $   245,411,646  $   213,895,843
                             ===============  =============== ================ ================ ===============  ===============

                                                                                                   MIST INVESCO
                                                                                                   BALANCED-RISK
                                MIST DREMAN SMALL CAP VALUE   MIST HARRIS OAKMARK INTERNATIONAL     ALLOCATION
                                    INVESTMENT DIVISION              INVESTMENT DIVISION        INVESTMENT DIVISION
                             -------------------------------- --------------------------------- -------------------
                                   2012             2011            2012             2011            2012 (c)
                             ---------------  --------------- ----------------  ---------------   ---------------
INCREASE (DECREASE) IN
   NET ASSETS:
FROM OPERATIONS:
   Net investment income
     (loss)................. $      (99,508)  $        17,128 $      1,494,456  $   (5,513,695)   $     (285,621)
   Net realized gains
     (losses)...............         169,514           67,004      (3,011,926)      (2,755,023)         2,752,326
   Change in unrealized
     gains (losses) on
     investments............       1,943,111      (1,567,033)      110,752,790     (62,286,695)         3,031,605
                             ---------------  --------------- ----------------  ---------------   ---------------
     Net increase (decrease)
       in net assets resulting
       from operations......       2,013,117      (1,482,901)      109,235,320     (70,555,413)         5,498,310
                             ---------------  --------------- ----------------  ---------------   ---------------
CONTRACT TRANSACTIONS:
   Purchase payments
     received from contract
     owners.................       1,134,527        3,849,328       25,860,661       52,450,196       172,718,002
   Net transfers (including
     fixed account).........       (215,121)        2,394,616     (29,468,662)       30,416,989        86,599,927
   Contract charges.........       (144,438)         (87,391)      (2,390,120)      (1,799,747)         (281,918)
   Transfers for contract
     benefits and
     terminations...........       (495,656)        (282,895)     (29,633,134)     (29,822,147)       (1,963,230)
                             ---------------  --------------- ----------------  ---------------   ---------------
     Net increase (decrease)
       in net assets resulting
       from contract
       transactions.........         279,312        5,873,658     (35,631,255)       51,245,291       257,072,781
                             ---------------  --------------- ----------------  ---------------   ---------------
     Net increase (decrease)
       in net assets........       2,292,429        4,390,757       73,604,065     (19,310,122)       262,571,091
NET ASSETS:
   Beginning of year........      14,113,642        9,722,885      402,888,469      422,198,591                --
                             ---------------  --------------- ----------------  ---------------   ---------------
   End of year.............. $    16,406,071  $    14,113,642 $    476,492,534  $   402,888,469   $   262,571,091
                             ===============  =============== ================  ===============   ===============



                              MIST INVESCO SMALL CAP GROWTH
                                   INVESTMENT DIVISION
                             --------------------------------
                                   2012             2011
                             ---------------  ---------------
INCREASE (DECREASE) IN
   NET ASSETS:
FROM OPERATIONS:
   Net investment income
     (loss)................. $     (486,861)  $     (482,055)
   Net realized gains
     (losses)...............       3,244,880          912,044
   Change in unrealized
     gains (losses) on
     investments............       2,993,280      (1,491,318)
                             ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from operations......       5,751,299      (1,061,329)
                             ---------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments
     received from contract
     owners.................       1,872,613        3,144,653
   Net transfers (including
     fixed account).........     (1,888,576)        1,935,017
   Contract charges.........       (152,815)        (124,306)
   Transfers for contract
     benefits and
     terminations...........     (2,846,640)      (3,198,790)
                             ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from contract
       transactions.........     (3,015,418)        1,756,574
                             ---------------  ---------------
     Net increase (decrease)
       in net assets........       2,735,881          695,245
NET ASSETS:
   Beginning of year........      35,466,935       34,771,690
                             ---------------  ---------------
   End of year.............. $    38,202,816  $    35,466,935
                             ===============  ===============

(a) For the period July 23, 2012 to December 31, 2012.
(b) For the period May 2, 2011 to December 31, 2011.
(c) For the period April 30, 2012 to December 31, 2012.
(d) For the period November 12, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011


                                                                                  MIST JPMORGAN
                                                                                  GLOBAL ACTIVE             MIST LEGG MASON
                                                      MIST JANUS FORTY             ALLOCATION        CLEARBRIDGE AGGRESSIVE GROWTH
                                                     INVESTMENT DIVISION       INVESTMENT DIVISION        INVESTMENT DIVISION
                                              -------------------------------- ------------------- ---------------------------------
                                                    2012             2011           2012 (c)             2012              2011
                                              ---------------  ---------------  ----------------   ----------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).............. $   (3,859,343)  $     1,448,208  $       (53,172)    $   (1,116,378)  $     (775,154)
   Net realized gains (losses)...............       4,831,657        1,694,032         1,067,588          1,587,040           90,545
   Change in unrealized gains (losses) on
     investments.............................      67,185,414     (34,037,911)         4,304,772         13,460,409      (2,134,269)
                                              ---------------  ---------------  ----------------   ----------------  ---------------
     Net increase (decrease) in net assets
       resulting from operations.............      68,157,728     (30,895,671)         5,319,188         13,931,071      (2,818,878)
                                              ---------------  ---------------  ----------------   ----------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments received from contract
     owners..................................      21,578,155       36,842,239       126,473,886          4,924,914       10,021,380
   Net transfers (including fixed account)...    (12,068,102)     (36,925,469)        47,381,333            139,039       49,368,964
   Contract charges..........................     (2,455,964)      (2,013,612)         (118,033)          (488,394)        (231,580)
   Transfers for contract benefits and
     terminations............................    (22,291,894)     (20,987,743)       (1,142,254)        (6,433,723)      (4,703,187)
                                              ---------------  ---------------  ----------------   ----------------  ---------------
     Net increase (decrease) in net assets
       resulting from contract transactions..    (15,237,805)     (23,084,585)       172,594,932        (1,858,164)       54,455,577
                                              ---------------  ---------------  ----------------   ----------------  ---------------
     Net increase (decrease) in net assets...      52,919,923     (53,980,256)       177,914,120         12,072,907       51,636,699
NET ASSETS:
   Beginning of year.........................     326,899,919      380,880,175                --         81,432,355       29,795,656
                                              ---------------  ---------------  ----------------   ----------------  ---------------
   End of year............................... $   379,819,842  $   326,899,919  $    177,914,120    $    93,505,262  $    81,432,355
                                              ===============  ===============  ================   ================  ===============



                                              MIST LOOMIS SAYLES GLOBAL MARKETS  MIST LORD ABBETT BOND DEBENTURE
                                                     INVESTMENT DIVISION               INVESTMENT DIVISION
                                              --------------------------------- ---------------------------------
                                                    2012             2011             2012             2011
                                              ---------------   --------------- ---------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).............. $       304,103   $       198,036 $    18,522,471  $     14,403,608
   Net realized gains (losses)...............         427,349           143,095       2,160,277         2,290,866
   Change in unrealized gains (losses) on
     investments.............................       3,035,366       (1,279,325)      13,383,268       (7,309,571)
                                              ---------------   --------------- ---------------  ----------------
     Net increase (decrease) in net assets
       resulting from operations.............       3,766,818         (938,194)      34,066,016         9,384,903
                                              ---------------   --------------- ---------------  ----------------
CONTRACT TRANSACTIONS:
   Purchase payments received from contract
     owners..................................       1,840,684         7,582,991      16,076,934        21,104,651
   Net transfers (including fixed account)...         522,506         4,747,575       3,057,413         2,409,217
   Contract charges..........................       (277,738)         (150,503)     (1,268,476)       (1,026,357)
   Transfers for contract benefits and
     terminations............................     (1,042,810)         (944,464)    (30,645,978)      (27,440,537)
                                              ---------------   --------------- ---------------  ----------------
     Net increase (decrease) in net assets
       resulting from contract transactions..       1,042,642        11,235,599    (12,780,107)       (4,953,026)
                                              ---------------   --------------- ---------------  ----------------
     Net increase (decrease) in net assets...       4,809,460        10,297,405      21,285,909         4,431,877
NET ASSETS:
   Beginning of year.........................      23,690,465        13,393,060     299,293,863       294,861,986
                                              ---------------   --------------- ---------------  ----------------
   End of year............................... $    28,499,925   $    23,690,465 $   320,579,772  $    299,293,863
                                              ===============   =============== ===============  ================


                                               MIST LORD ABBETT
                                                 MID CAP VALUE    MIST MET/EATON VANCE FLOATING RATE
                                              INVESTMENT DIVISION         INVESTMENT DIVISION
                                              ------------------- ----------------------------------
                                                   2012 (c)              2012              2011
                                               ----------------     ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)..............   $   (3,836,269)     $       131,505  $        41,480
   Net realized gains (losses)...............         (989,154)              37,022              454
   Change in unrealized gains (losses) on
     investments.............................        14,947,335             202,510         (46,618)
                                               ----------------     ---------------  ---------------
     Net increase (decrease) in net assets
       resulting from operations.............        10,121,912             371,037          (4,684)
                                               ----------------     ---------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments received from contract
     owners..................................        10,440,934           1,186,665        1,709,307
   Net transfers (including fixed account)...       459,350,812             143,024        3,394,688
   Contract charges..........................       (1,081,365)            (42,201)         (22,023)
   Transfers for contract benefits and
     terminations............................      (24,552,437)           (217,550)        (386,478)
                                               ----------------     ---------------  ---------------
     Net increase (decrease) in net assets
       resulting from contract transactions..       444,157,944           1,069,938        4,695,494
                                               ----------------     ---------------  ---------------
     Net increase (decrease) in net assets...       454,279,856           1,440,975        4,690,810
NET ASSETS:
   Beginning of year.........................                --           5,996,924        1,306,114
                                               ----------------     ---------------  ---------------
   End of year...............................   $   454,279,856     $     7,437,899  $     5,996,924
                                               ================     ===============  ===============

(a) For the period July 23, 2012 to December 31, 2012.
(b) For the period May 2, 2011 to December 31, 2011.
(c) For the period April 30, 2012 to December 31, 2012.
(d) For the period November 12, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011


                                                                      MIST MET/FRANKLIN
                                 MIST MET/FRANKLIN INCOME         LOW DURATION TOTAL RETURN     MIST MET/FRANKLIN MUTUAL SHARES
                                    INVESTMENT DIVISION              INVESTMENT DIVISION              INVESTMENT DIVISION
                             -------------------------------- -------------------------------- ---------------------------------
                                   2012             2011            2012           2011 (b)          2012             2011
                             ---------------  --------------- ---------------  --------------- ---------------- ----------------
INCREASE (DECREASE) IN
   NET ASSETS:
FROM OPERATIONS:
   Net investment income
     (loss)................. $     3,264,522  $     2,172,837 $        47,383  $      (31,128) $      (379,246)  $       672,881
   Net realized gains
     (losses)...............       2,296,332        2,244,039          18,836          (4,038)        9,061,230        2,548,771
   Change in unrealized
     gains (losses) on
     investments............       3,864,031      (4,384,031)         235,611         (44,184)      (2,341,070)      (4,170,448)
                             ---------------  --------------- ---------------  --------------- ---------------- ----------------
     Net increase (decrease)
       in net assets resulting
       from operations......       9,424,885           32,845         301,830         (79,350)        6,340,914        (948,796)
                             ---------------  --------------- ---------------  --------------- ---------------- ----------------
CONTRACT TRANSACTIONS:
   Purchase payments
     received from contract
     owners.................       7,195,269       13,668,533       3,512,786        2,171,280        3,684,253        7,962,310
   Net transfers (including
     fixed account).........       2,916,718       17,640,435       5,422,523        4,657,569      (2,581,366)        7,453,138
   Contract charges.........       (595,974)        (398,816)        (81,958)         (11,327)        (423,105)        (302,374)
   Transfers for contract
     benefits and
     terminations...........     (6,144,784)      (4,090,256)       (639,371)        (102,505)      (2,575,565)      (2,056,987)
                             ---------------  --------------- ---------------  --------------- ---------------- ----------------
     Net increase (decrease)
       in net assets resulting
       from contract
       transactions.........       3,371,229       26,819,896       8,213,980        6,715,017      (1,895,783)       13,056,087
                             ---------------  --------------- ---------------  --------------- ---------------- ----------------
     Net increase (decrease)
       in net assets........      12,796,114       26,852,741       8,515,810        6,635,667        4,445,131       12,107,291
NET ASSETS:
   Beginning of year........      82,869,275       56,016,534       6,635,667               --       50,810,483       38,703,192
                             ---------------  --------------- ---------------  --------------- ---------------- ----------------
   End of year.............. $    95,665,389  $    82,869,275 $    15,151,477  $     6,635,667 $     55,255,614  $    50,810,483
                             ===============  =============== ===============  =============== ================ ================

                                    MIST MET/FRANKLIN                                                 MIST MET/TEMPLETON
                               TEMPLETON FOUNDING STRATEGY        MIST MET/TEMPLETON GROWTH           INTERNATIONAL BOND
                                   INVESTMENT DIVISION               INVESTMENT DIVISION              INVESTMENT DIVISION
                             -------------------------------- -------------------------------- --------------------------------
                                  2012             2011             2012             2011            2012             2011
                             ---------------  --------------- ---------------  --------------- ---------------  ---------------
INCREASE (DECREASE) IN
   NET ASSETS:
FROM OPERATIONS:
   Net investment income
     (loss)................. $     1,714,062  $       266,675 $        73,120  $         1,098 $       702,579  $       339,642
   Net realized gains
     (losses)...............       2,131,256        1,538,878       1,224,958          172,666        (49,304)           19,083
   Change in unrealized
     gains (losses) on
     investments............       4,634,029      (3,784,395)       3,299,357      (2,206,620)         311,532        (521,008)
                             ---------------  --------------- ---------------  --------------- ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from operations......       8,479,347      (1,978,842)       4,597,435      (2,032,856)         964,807        (162,283)
                             ---------------  --------------- ---------------  --------------- ---------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments
     received from contract
     owners.................       3,939,604        3,330,701       1,552,979        3,585,962         388,304        1,977,676
   Net transfers (including
     fixed account).........       (999,738)        1,731,315       (445,135)        3,882,994         652,040          981,155
   Contract charges.........       (486,666)        (448,304)       (188,146)        (134,668)        (91,173)         (51,568)
   Transfers for contract
     benefits and
     terminations...........     (4,177,877)      (3,578,385)     (1,157,033)        (901,511)       (236,909)        (130,108)
                             ---------------  --------------- ---------------  --------------- ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from contract
       transactions.........     (1,724,677)        1,035,327       (237,335)        6,432,777         712,262        2,777,155
                             ---------------  --------------- ---------------  --------------- ---------------  ---------------
     Net increase (decrease)
       in net assets........       6,754,670        (943,515)       4,360,100        4,399,921       1,677,069        2,614,872
NET ASSETS:
   Beginning of year........      59,253,268       60,196,783      22,033,920       17,633,999       7,057,738        4,442,866
                             ---------------  --------------- ---------------  --------------- ---------------  ---------------
   End of year.............. $    66,007,938  $    59,253,268 $    26,394,020  $    22,033,920 $     8,734,807  $     7,057,738
                             ===============  =============== ===============  =============== ===============  ===============


                             MIST METLIFE AGGRESSIVE STRATEGY
                                    INVESTMENT DIVISION
                             ---------------------------------
                                   2012           2011 (b)
                              ---------------  ---------------
INCREASE (DECREASE) IN
   NET ASSETS:
FROM OPERATIONS:
   Net investment income
     (loss).................  $     (622,305)  $     (883,430)
   Net realized gains
     (losses)...............        (642,177)      (1,223,379)
   Change in unrealized
     gains (losses) on
     investments............       16,987,540     (15,025,916)
                              ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from operations......       15,723,058     (17,132,725)
                              ---------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments
     received from contract
     owners.................       10,482,886        9,235,767
   Net transfers (including
     fixed account).........      (2,064,708)      115,464,716
   Contract charges.........        (332,332)        (193,115)
   Transfers for contract
     benefits and
     terminations...........      (6,978,269)      (4,891,358)
                              ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from contract
       transactions.........        1,107,577      119,616,010
                              ---------------  ---------------
     Net increase (decrease)
       in net assets........       16,830,635      102,483,285
NET ASSETS:
   Beginning of year........      102,483,285               --
                              ---------------  ---------------
   End of year..............  $   119,313,920  $   102,483,285
                              ===============  ===============

(a) For the period July 23, 2012 to December 31, 2012.
(b) For the period May 2, 2011 to December 31, 2011.
(c) For the period April 30, 2012 to December 31, 2012.
(d) For the period November 12, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011


                                                                                 MIST METLIFE
                                                                                  MULTI-INDEX             MIST MFS EMERGING
                                                MIST METLIFE BALANCED PLUS       TARGETED RISK             MARKETS EQUITY
                                                    INVESTMENT DIVISION       INVESTMENT DIVISION        INVESTMENT DIVISION
                                             -------------------------------- ------------------- --------------------------------
                                                   2012           2011 (b)         2012 (d)             2012             2011
                                             ---------------  --------------- ------------------- ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)............. $  (13,458,186)  $   (1,371,888)  $       (4,570)    $     (246,778)  $        30,492
   Net realized gains (losses)..............              --               --               --            218,578           72,819
   Change in unrealized gains (losses) on
     investments............................     125,203,535      (2,485,885)           57,330          7,622,252      (8,862,777)
                                             ---------------  --------------- ------------------- ---------------  ---------------
     Net increase (decrease) in net assets
       resulting from operations............     111,745,349      (3,857,773)           52,760          7,594,052      (8,759,466)
                                             ---------------  --------------- ------------------- ---------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments received from contract
     owners.................................     666,323,351      535,878,034        6,046,338          3,302,160       11,252,563
   Net transfers (including fixed account)..     191,499,271       72,096,681          828,476             59,643        7,657,130
   Contract charges.........................     (9,507,105)               --               --          (451,084)        (293,224)
   Transfers for contract benefits and
     terminations...........................    (24,967,987)      (2,650,934)         (24,161)        (1,700,666)      (1,115,601)
                                             ---------------  --------------- ------------------- ---------------  ---------------
     Net increase (decrease) in net assets
       resulting from contract transactions.     823,347,530      605,323,781        6,850,653          1,210,053       17,500,868
                                             ---------------  --------------- ------------------- ---------------  ---------------
     Net increase (decrease) in net assets..     935,092,879      601,466,008        6,903,413          8,804,105        8,741,402
NET ASSETS:
   Beginning of year........................     601,466,008               --               --         41,739,144       32,997,742
                                             ---------------  --------------- ------------------- ---------------  ---------------
   End of year.............................. $ 1,536,558,887  $   601,466,008  $     6,903,413    $    50,543,249  $    41,739,144
                                             ===============  =============== =================== ===============  ===============



                                              MIST MFS RESEARCH INTERNATIONAL        MIST MLA MID CAP
                                                    INVESTMENT DIVISION             INVESTMENT DIVISION
                                             -------------------------------- --------------------------------
                                                   2012             2011           2012             2011
                                             ---------------  --------------- ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)............. $     1,672,965  $     1,768,451 $     (474,065)  $     (304,820)
   Net realized gains (losses)..............     (4,954,152)      (4,770,811)       (437,579)        (562,041)
   Change in unrealized gains (losses) on
     investments............................      36,050,862     (25,538,343)       3,279,524      (3,048,502)
                                             ---------------  --------------- ---------------  ---------------
     Net increase (decrease) in net assets
       resulting from operations............      32,769,675     (28,540,703)       2,367,880      (3,915,363)
                                             ---------------  --------------- ---------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments received from contract
     owners.................................      11,826,744       18,801,518       2,377,121        4,885,854
   Net transfers (including fixed account)..    (12,860,495)      (9,007,934)     (2,169,211)         (49,708)
   Contract charges.........................     (1,005,447)        (888,593)       (239,774)        (198,843)
   Transfers for contract benefits and
     terminations...........................    (17,232,483)     (19,543,264)     (7,299,236)      (5,216,805)
                                             ---------------  --------------- ---------------  ---------------
     Net increase (decrease) in net assets
       resulting from contract transactions.    (19,271,681)     (10,638,273)     (7,331,100)        (579,502)
                                             ---------------  --------------- ---------------  ---------------
     Net increase (decrease) in net assets..      13,497,994     (39,178,976)     (4,963,220)      (4,494,865)
NET ASSETS:
   Beginning of year........................     219,299,244      258,478,220      57,642,160       62,137,025
                                             ---------------  --------------- ---------------  ---------------
   End of year.............................. $   232,797,238  $   219,299,244 $    52,678,940  $    57,642,160
                                             ===============  =============== ===============  ===============


                                                   MIST MORGAN STANLEY                  MIST PIMCO
                                                     MID CAP GROWTH              INFLATION PROTECTED BOND
                                                   INVESTMENT DIVISION              INVESTMENT DIVISION
                                             -------------------------------- --------------------------------
                                                  2012             2011            2012              2011
                                             ---------------  --------------- ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)............. $   (4,210,537)  $   (1,955,656) $    11,625,022  $     1,853,037
   Net realized gains (losses)..............       5,317,869       18,314,342      41,689,742       27,055,692
   Change in unrealized gains (losses) on
     investments............................      25,732,223     (43,580,440)     (3,829,156)       22,722,470
                                             ---------------  --------------- ---------------  ---------------
     Net increase (decrease) in net assets
       resulting from operations............      26,839,555     (27,221,754)      49,485,608       51,631,199
                                             ---------------  --------------- ---------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments received from contract
     owners.................................      12,705,330       18,132,310      49,932,747       84,786,072
   Net transfers (including fixed account)..    (12,398,944)      (6,689,028)      43,010,771       41,379,883
   Contract charges.........................       (474,575)        (379,356)     (4,354,242)      (3,086,814)
   Transfers for contract benefits and
     terminations...........................    (29,933,233)     (39,261,624)    (48,033,724)     (35,371,281)
                                             ---------------  --------------- ---------------  ---------------
     Net increase (decrease) in net assets
       resulting from contract transactions.    (30,101,422)     (28,197,698)      40,555,552       87,707,860
                                             ---------------  --------------- ---------------  ---------------
     Net increase (decrease) in net assets..     (3,261,867)     (55,419,452)      90,041,160      139,339,059
NET ASSETS:
   Beginning of year........................     331,439,430      386,858,882     607,250,028      467,910,969
                                             ---------------  --------------- ---------------  ---------------
   End of year.............................. $   328,177,563  $   331,439,430 $   697,291,188  $   607,250,028
                                             ===============  =============== ===============  ===============

(a) For the period July 23, 2012 to December 31, 2012.
(b) For the period May 2, 2011 to December 31, 2011.
(c) For the period April 30, 2012 to December 31, 2012.
(d) For the period November 12, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011



                                  MIST PIMCO TOTAL RETURN       MIST PIONEER STRATEGIC INCOME   MIST PYRAMIS GOVERNMENT INCOME
                                    INVESTMENT DIVISION              INVESTMENT DIVISION              INVESTMENT DIVISION
                             -------------------------------- -------------------------------- ---------------------------------
                                   2012             2011            2012             2011            2012           2011 (b)
                             ---------------  --------------- ---------------  --------------- ---------------- ----------------
INCREASE (DECREASE) IN
   NET ASSETS:
FROM OPERATIONS:
   Net investment income
     (loss)................. $    22,414,950  $    16,053,608 $     2,214,309  $     1,441,714 $    (5,107,197)  $        93,399
   Net realized gains
     (losses)...............       4,256,169       37,618,577         431,791          339,011          452,229        1,576,104
   Change in unrealized
     gains (losses) on
     investments............      63,295,829     (32,790,032)       3,393,104      (1,046,047)       11,051,029        2,283,413
                             ---------------  --------------- ---------------  --------------- ---------------- ----------------
     Net increase (decrease)
       in net assets resulting
       from operations......      89,966,948       20,882,153       6,039,204          734,678        6,396,061        3,952,916
                             ---------------  --------------- ---------------  --------------- ---------------- ----------------
CONTRACT TRANSACTIONS:
   Purchase payments
     received from contract
     owners.................      70,379,304      139,998,412       7,057,045       16,258,528      303,900,909      173,607,003
   Net transfers (including
     fixed account).........      42,895,576        6,058,753       4,484,300        6,180,173      104,401,909       24,284,908
   Contract charges.........     (7,178,707)      (5,393,953)       (485,690)        (296,120)      (3,426,658)               --
   Transfers for contract
     benefits and
     terminations...........    (93,041,261)     (87,125,186)     (2,478,881)      (1,530,939)     (10,761,797)      (1,430,167)
                             ---------------  --------------- ---------------  --------------- ---------------- ----------------
     Net increase (decrease)
       in net assets resulting
       from contract
       transactions.........      13,054,912       53,538,026       8,576,774       20,611,642      394,114,363      196,461,744
                             ---------------  --------------- ---------------  --------------- ---------------- ----------------
     Net increase (decrease)
       in net assets........     103,021,860       74,420,179      14,615,978       21,346,320      400,510,424      200,414,660
NET ASSETS:
   Beginning of year........   1,123,078,623    1,048,658,444      55,464,787       34,118,467      200,414,660               --
                             ---------------  --------------- ---------------  --------------- ---------------- ----------------
   End of year.............. $ 1,226,100,483  $ 1,123,078,623 $    70,080,765  $    55,464,787 $    600,925,084  $   200,414,660
                             ===============  =============== ===============  =============== ================ ================

                                                                MIST SCHRODERS            MIST SSGA GROWTH
                                   MIST RCM TECHNOLOGY        GLOBAL MULTI-ASSET           AND INCOME ETF
                                   INVESTMENT DIVISION        INVESTMENT DIVISION        INVESTMENT DIVISION
                             -------------------------------- ------------------- --------------------------------
                                  2012             2011            2012 (c)             2012             2011
                             ---------------  --------------- ------------------- ---------------  ---------------
INCREASE (DECREASE) IN
   NET ASSETS:
FROM OPERATIONS:
   Net investment income
     (loss)................. $   (1,847,560)  $   (1,990,352)  $       456,463    $     9,596,261  $     3,004,000
   Net realized gains
     (losses)...............      18,090,533        4,528,821        2,099,861         23,026,356       13,677,791
   Change in unrealized
     gains (losses) on
     investments............     (1,639,543)     (19,441,973)        1,345,384         61,370,103     (22,210,213)
                             ---------------  --------------- ------------------- ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from operations......      14,603,430     (16,903,504)        3,901,708         93,992,720      (5,528,422)
                             ---------------  --------------- ------------------- ---------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments
     received from contract
     owners.................       7,144,289       13,991,451       90,866,789         44,021,766      157,482,497
   Net transfers (including
     fixed account).........     (7,230,702)      (1,016,006)       36,093,305         14,151,230      109,982,973
   Contract charges.........       (649,529)        (517,513)         (79,981)        (8,609,093)      (5,839,559)
   Transfers for contract
     benefits and
     terminations...........    (11,918,924)     (13,031,666)        (747,596)       (35,564,950)     (24,463,994)
                             ---------------  --------------- ------------------- ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from contract
       transactions.........    (12,654,866)        (573,734)      126,132,517         13,998,953      237,161,917
                             ---------------  --------------- ------------------- ---------------  ---------------
     Net increase (decrease)
       in net assets........       1,948,564     (17,477,238)      130,034,225        107,991,673      231,633,495
NET ASSETS:
   Beginning of year........     133,833,471      151,310,709               --        811,024,282      579,390,787
                             ---------------  --------------- ------------------- ---------------  ---------------
   End of year.............. $   135,782,035  $   133,833,471  $   130,034,225    $   919,015,955  $   811,024,282
                             ===============  =============== =================== ===============  ===============


                                   MIST SSGA GROWTH ETF
                                    INVESTMENT DIVISION
                             ---------------------------------
                                   2012             2011
                             ---------------   ---------------
INCREASE (DECREASE) IN
   NET ASSETS:
FROM OPERATIONS:
   Net investment income
     (loss)................. $       714,104   $       303,346
   Net realized gains
     (losses)...............       5,897,313         2,063,340
   Change in unrealized
     gains (losses) on
     investments............       6,878,957       (5,913,643)
                             ---------------   ---------------
     Net increase (decrease)
       in net assets resulting
       from operations......      13,490,374       (3,546,957)
                             ---------------   ---------------
CONTRACT TRANSACTIONS:
   Purchase payments
     received from contract
     owners.................       9,725,382        11,407,995
   Net transfers (including
     fixed account).........       3,004,933         9,014,471
   Contract charges.........       (715,352)         (568,402)
   Transfers for contract
     benefits and
     terminations...........     (5,210,417)       (4,734,284)
                             ---------------   ---------------
     Net increase (decrease)
       in net assets resulting
       from contract
       transactions.........       6,804,546        15,119,780
                             ---------------   ---------------
     Net increase (decrease)
       in net assets........      20,294,920        11,572,823
NET ASSETS:
   Beginning of year........      95,770,056        84,197,233
                             ---------------   ---------------
   End of year.............. $   116,064,976   $    95,770,056
                             ===============   ===============

(a) For the period July 23, 2012 to December 31, 2012.
(b) For the period May 2, 2011 to December 31, 2011.
(c) For the period April 30, 2012 to December 31, 2012.
(d) For the period November 12, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011


                                   MIST T. ROWE PRICE                                                  MSF BAILLIE GIFFORD
                                     MID CAP GROWTH           MIST THIRD AVENUE SMALL CAP VALUE        INTERNATIONAL STOCK
                                   INVESTMENT DIVISION               INVESTMENT DIVISION               INVESTMENT DIVISION
                             -------------------------------- --------------------------------- --------------------------------
                                   2012             2011            2012             2011             2012             2011
                             ---------------  --------------- ---------------  ---------------  ---------------  ---------------
INCREASE (DECREASE) IN
   NET ASSETS:
FROM OPERATIONS:
   Net investment income
     (loss)................. $   (3,786,488)  $   (3,642,125) $     (133,386)  $      (11,673)  $        16,611  $       822,890
   Net realized gains
     (losses)...............      40,978,127       11,783,080          31,460            7,471      (6,791,749)      (4,243,528)
   Change in unrealized
     gains (losses) on
     investments............     (3,413,055)     (16,760,775)       1,819,753      (1,051,353)       32,422,529     (36,008,767)
                             ---------------  --------------- ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from operations......      33,778,584      (8,619,820)       1,717,827      (1,055,555)       25,647,391     (39,429,405)
                             ---------------  --------------- ---------------  ---------------  ---------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments
     received from contract
     owners.................      19,117,110       35,279,068       1,817,623        1,714,359        4,510,201        7,030,950
   Net transfers (including
     fixed account).........     (6,891,637)        1,578,858       (502,102)        (326,471)      (7,577,921)        1,051,932
   Contract charges.........     (1,587,808)      (1,185,031)        (22,494)         (17,809)        (428,025)        (391,596)
   Transfers for contract
     benefits and
     terminations...........    (20,552,878)     (20,327,845)       (606,849)        (370,967)     (13,728,152)     (15,516,089)
                             ---------------  --------------- ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from contract
       transactions.........     (9,915,213)       15,345,050         686,178          999,112     (17,223,897)      (7,824,803)
                             ---------------  --------------- ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
       in net assets........      23,863,371        6,725,230       2,404,005         (56,443)        8,423,494     (47,254,208)
NET ASSETS:
   Beginning of year........     276,466,812      269,741,582       9,963,715       10,020,158      149,064,918      196,319,126
                             ---------------  --------------- ---------------  ---------------  ---------------  ---------------
   End of year.............. $   300,330,183  $   276,466,812 $    12,367,720  $     9,963,715  $   157,488,412  $   149,064,918
                             ===============  =============== ===============  ===============  ===============  ===============

                                       MSF BARCLAYS
                               CAPITAL AGGREGATE BOND INDEX    MSF BLACKROCK AGGRESSIVE GROWTH      MSF BLACKROCK BOND INCOME
                                    INVESTMENT DIVISION              INVESTMENT DIVISION               INVESTMENT DIVISION
                             -------------------------------- --------------------------------- ---------------------------------
                                   2012             2011            2012             2011             2012             2011
                             ---------------  --------------- ---------------  ---------------- ---------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS:
FROM OPERATIONS:
   Net investment income
     (loss)................. $    26,460,557  $    23,788,921 $   (5,625,627)   $   (4,656,656) $     6,730,178   $    13,245,564
   Net realized gains
     (losses)...............       5,346,141        6,260,260      12,013,460        11,767,838       6,095,541           968,641
   Change in unrealized
     gains (losses) on
     investments............     (4,740,378)       35,508,667      35,370,149      (26,024,706)      17,177,018        11,150,590
                             ---------------  --------------- ---------------  ---------------- ---------------  ----------------
     Net increase (decrease)
       in net assets resulting
       from operations......      27,066,320       65,557,848      41,757,982      (18,913,524)      30,002,737        25,364,795
                             ---------------  --------------- ---------------  ---------------- ---------------  ----------------
CONTRACT TRANSACTIONS:
   Purchase payments
     received from contract
     owners.................      68,937,477      131,216,486       9,761,447        14,868,532      22,223,783        40,839,610
   Net transfers (including
     fixed account).........      41,010,095     (37,583,700)    (13,289,808)      (14,309,119)       6,298,421      (12,254,499)
   Contract charges.........     (5,666,093)      (4,599,915)       (574,986)         (454,999)     (1,937,213)       (1,480,623)
   Transfers for contract
     benefits and
     terminations...........    (95,740,107)     (93,887,204)    (40,270,013)      (46,251,640)    (47,208,086)      (48,730,575)
                             ---------------  --------------- ---------------  ---------------- ---------------  ----------------
     Net increase (decrease)
       in net assets resulting
       from contract
       transactions.........       8,541,372      (4,854,333)    (44,373,360)      (46,147,226)    (20,623,095)      (21,626,087)
                             ---------------  --------------- ---------------  ---------------- ---------------  ----------------
     Net increase (decrease)
       in net assets........      35,607,692       60,703,515     (2,615,378)      (65,060,750)       9,379,642         3,738,708
NET ASSETS:
   Beginning of year........   1,115,074,009    1,054,370,494     441,856,480       506,917,230     503,747,574       500,008,866
                             ---------------  --------------- ---------------  ---------------- ---------------  ----------------
   End of year.............. $ 1,150,681,701  $ 1,115,074,009 $   439,241,102   $   441,856,480 $   513,127,216   $   503,747,574
                             ===============  =============== ===============  ================ ===============  ================


                                MSF BLACKROCK DIVERSIFIED
                                   INVESTMENT DIVISION
                             --------------------------------
                                  2012             2011
                             ---------------  ---------------
INCREASE (DECREASE) IN
   NET ASSETS:
FROM OPERATIONS:
   Net investment income
     (loss)................. $     6,564,050  $     8,026,572
   Net realized gains
     (losses)...............       3,099,829      (1,793,589)
   Change in unrealized
     gains (losses) on
     investments............      57,467,217       11,482,045
                             ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from operations......      67,131,096       17,715,028
                             ---------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments
     received from contract
     owners.................      10,671,295       12,843,237
   Net transfers (including
     fixed account).........    (14,441,203)     (23,041,359)
   Contract charges.........       (333,068)        (289,599)
   Transfers for contract
     benefits and
     terminations...........    (65,428,352)     (76,364,804)
                             ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from contract
       transactions.........    (69,531,328)     (86,852,525)
                             ---------------  ---------------
     Net increase (decrease)
       in net assets........     (2,400,232)     (69,137,497)
NET ASSETS:
   Beginning of year........     634,685,560      703,823,057
                             ---------------  ---------------
   End of year.............. $   632,285,328  $   634,685,560
                             ===============  ===============

(a) For the period July 23, 2012 to December 31, 2012.
(b) For the period May 2, 2011 to December 31, 2011.
(c) For the period April 30, 2012 to December 31, 2012.
(d) For the period November 12, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011


                                                                        MSF BLACKROCK
                              MSF BLACKROCK LARGE CAP VALUE        LEGACY LARGE CAP GROWTH        MSF BLACKROCK MONEY MARKET
                                   INVESTMENT DIVISION               INVESTMENT DIVISION              INVESTMENT DIVISION
                             -------------------------------- -------------------------------- --------------------------------
                                   2012             2011            2012             2011            2012             2011
                             ---------------  --------------- ---------------  --------------- ---------------  ---------------
INCREASE (DECREASE) IN
   NET ASSETS:
FROM OPERATIONS:
   Net investment income
     (loss)................. $       290,612  $     (761,296) $   (1,972,287)  $   (2,061,181) $   (1,181,929)  $   (1,266,614)
   Net realized gains
     (losses)...............      31,615,279      (2,110,608)       3,086,608        2,287,770              --               --
   Change in unrealized
     gains (losses) on
     investments............     (6,267,847)        4,546,025      18,441,634     (18,309,761)              --               --
                             ---------------  --------------- ---------------  --------------- ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from operations......      25,638,044        1,674,121      19,555,955     (18,083,172)     (1,181,929)      (1,266,614)
                             ---------------  --------------- ---------------  --------------- ---------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments
     received from contract
     owners.................      13,377,609       21,492,157       9,245,805       24,851,525      11,092,649       12,247,227
   Net transfers (including
     fixed account).........     (8,969,166)        2,849,941     (7,007,031)       11,901,823       4,762,352       17,009,849
   Contract charges.........     (1,160,004)        (905,851)       (982,638)        (724,651)       (591,876)        (639,681)
   Transfers for contract
     benefits and
     terminations...........    (15,244,060)     (14,359,735)    (10,985,295)     (10,556,249)    (12,773,513)     (16,071,934)
                             ---------------  --------------- ---------------  --------------- ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from contract
       transactions.........    (11,995,621)        9,076,512     (9,729,159)       25,472,448       2,489,612       12,545,461
                             ---------------  --------------- ---------------  --------------- ---------------  ---------------
     Net increase (decrease)
       in net assets........      13,642,423       10,750,633       9,826,796        7,389,276       1,307,683       11,278,847
NET ASSETS:
   Beginning of year........     206,549,406      195,798,773     154,395,881      147,006,605      87,677,129       76,398,280
                             ---------------  --------------- ---------------  --------------- ---------------  ---------------
   End of year.............. $   220,191,829  $   206,549,406 $   164,222,677  $   154,395,881 $    88,984,812  $    87,677,129
                             ===============  =============== ===============  =============== ===============  ===============


                                  MSF DAVIS VENTURE VALUE          MSF FI VALUE LEADERS              MSF JENNISON GROWTH
                                    INVESTMENT DIVISION             INVESTMENT DIVISION              INVESTMENT DIVISION
                             -------------------------------- -------------------------------- --------------------------------
                                   2012             2011           2012             2011            2012             2011
                             ---------------  --------------- ---------------  --------------- ---------------  ---------------
INCREASE (DECREASE) IN
   NET ASSETS:
FROM OPERATIONS:
   Net investment income
     (loss)................. $   (3,516,049)  $   (1,723,887) $     (164,027)  $     (238,786) $   (1,677,392)  $     (887,335)
   Net realized gains
     (losses)...............       6,178,240        3,393,728     (2,114,623)      (2,860,117)      17,401,005        1,743,271
   Change in unrealized
     gains (losses) on
     investments............      57,738,005     (34,352,746)      10,408,096      (1,901,241)     (6,078,481)      (1,789,305)
                             ---------------  --------------- ---------------  --------------- ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from operations......      60,400,196     (32,682,905)       8,129,446      (5,000,144)       9,645,132        (933,369)
                             ---------------  --------------- ---------------  --------------- ---------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments
     received from contract
     owners.................      23,659,277       48,790,349       1,762,064        2,100,177       9,047,096        8,665,547
   Net transfers (including
     fixed account).........    (25,585,476)      (9,991,955)     (3,010,670)      (1,936,831)      62,639,308       13,265,073
   Contract charges.........     (2,676,497)      (2,241,401)       (178,463)        (179,344)       (809,535)        (335,560)
   Transfers for contract
     benefits and
     terminations...........    (43,439,960)     (44,739,039)     (5,329,639)      (5,699,592)     (9,422,084)      (5,546,722)
                             ---------------  --------------- ---------------  --------------- ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from contract
       transactions.........    (48,042,656)      (8,182,046)     (6,756,708)      (5,715,590)      61,454,785       16,048,338
                             ---------------  --------------- ---------------  --------------- ---------------  ---------------
     Net increase (decrease)
       in net assets........      12,357,540     (40,864,951)       1,372,738     (10,715,734)      71,099,917       15,114,969
NET ASSETS:
   Beginning of year........     549,949,416      590,814,367      60,845,379       71,561,113      82,954,033       67,839,064
                             ---------------  --------------- ---------------  --------------- ---------------  ---------------
   End of year.............. $   562,306,956  $   549,949,416 $    62,218,117  $    60,845,379 $   154,053,950  $    82,954,033
                             ===============  =============== ===============  =============== ===============  ===============

                                    MSF LOOMIS SAYLES
                                     SMALL CAP CORE
                                   INVESTMENT DIVISION
                             --------------------------------
                                   2012             2011
                             ---------------  ---------------
INCREASE (DECREASE) IN
   NET ASSETS:
FROM OPERATIONS:
   Net investment income
     (loss)................. $   (2,002,639)  $   (1,974,377)
   Net realized gains
     (losses)...............       6,614,447        1,733,783
   Change in unrealized
     gains (losses) on
     investments............      14,438,005        (708,103)
                             ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from operations......      19,049,813        (948,697)
                             ---------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments
     received from contract
     owners.................       6,891,103       11,026,192
   Net transfers (including
     fixed account).........     (7,307,184)      (2,419,047)
   Contract charges.........       (627,291)        (523,896)
   Transfers for contract
     benefits and
     terminations...........    (13,323,254)     (13,179,560)
                             ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from contract
       transactions.........    (14,366,626)      (5,096,311)
                             ---------------  ---------------
     Net increase (decrease)
       in net assets........       4,683,187      (6,045,008)
NET ASSETS:
   Beginning of year........     152,652,688      158,697,696
                             ---------------  ---------------
   End of year.............. $   157,335,875  $   152,652,688
                             ===============  ===============

(a) For the period July 23, 2012 to December 31, 2012.
(b) For the period May 2, 2011 to December 31, 2011.
(c) For the period April 30, 2012 to December 31, 2012.
(d) For the period November 12, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011


                                       MSF LOOMIS SAYLES                                                 MSF MET/DIMENSIONAL
                                       SMALL CAP GROWTH           MSF MET/ARTISAN MID CAP VALUE      INTERNATIONAL SMALL COMPANY
                                      INVESTMENT DIVISION              INVESTMENT DIVISION               INVESTMENT DIVISION
                              --------------------------------- --------------------------------- ---------------------------------
                                    2012              2011            2012             2011             2012             2011
                               ---------------  --------------- ---------------- ---------------- ---------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS:
FROM OPERATIONS:
   Net investment income
     (loss)..................  $     (571,823)  $     (605,468) $      (814,317)  $     (877,049) $        40,843  $         25,304
   Net realized gains
     (losses)................        1,379,303          705,937      (3,945,332)      (6,225,805)         359,129           190,328
   Change in unrealized
     gains (losses) on
     investments.............        3,377,539          418,297       25,829,066       18,681,995         309,208         (958,109)
                               ---------------  --------------- ---------------- ---------------- ---------------  ----------------
     Net increase (decrease)
       in net assets resulting
       from operations.......        4,185,019          518,766       21,069,417       11,579,141         709,180         (742,477)
                               ---------------  --------------- ---------------- ---------------- ---------------  ----------------
CONTRACT TRANSACTIONS:
   Purchase payments
     received from contract
     owners..................        1,787,862        1,861,989        8,874,605       11,876,355         291,809           995,572
   Net transfers (including
     fixed account)..........      (6,173,151)        5,246,079      (6,921,482)      (5,298,073)       (143,800)           598,134
   Contract charges..........         (98,794)         (91,903)        (514,202)        (433,039)        (41,622)          (27,252)
   Transfers for contract
     benefits and
     terminations............      (4,576,397)      (4,768,447)     (22,073,673)     (23,161,304)       (158,938)         (123,999)
                               ---------------  --------------- ---------------- ---------------- ---------------  ----------------
     Net increase (decrease)
       in net assets resulting
       from contract
       transactions..........      (9,060,480)        2,247,718     (20,634,752)     (17,016,061)        (52,551)         1,442,455
                               ---------------  --------------- ---------------- ---------------- ---------------  ----------------
     Net increase (decrease)
       in net assets.........      (4,875,461)        2,766,484          434,665      (5,436,920)         656,629           699,978
NET ASSETS:
   Beginning of year.........       46,369,339       43,602,855      212,168,332      217,605,252       4,062,760         3,362,782
                               ---------------  --------------- ---------------- ---------------- ---------------  ----------------
   End of year...............  $    41,493,878  $    46,369,339 $    212,602,997  $   212,168,332 $     4,719,389  $      4,062,760
                               ===============  =============== ================ ================ ===============  ================

                                                                      MSF METLIFE CONSERVATIVE
                              MSF METLIFE CONSERVATIVE ALLOCATION      TO MODERATE ALLOCATION
                                      INVESTMENT DIVISION                INVESTMENT DIVISION
                              ----------------------------------- ---------------------------------
                                     2012              2011             2012              2011
                               ----------------  ---------------  ----------------  ---------------
INCREASE (DECREASE) IN
   NET ASSETS:
FROM OPERATIONS:
   Net investment income
     (loss)..................   $    10,165,548  $     4,719,364  $     21,919,174  $     9,296,873
   Net realized gains
     (losses)................        16,933,158        2,238,716        12,634,200        3,119,728
   Change in unrealized
     gains (losses) on
     investments.............        14,328,509        1,399,922        96,305,018     (17,598,815)
                               ----------------  ---------------  ----------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from operations.......        41,427,215        8,358,002       130,858,392      (5,182,214)
                               ----------------  ---------------  ----------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments
     received from contract
     owners..................        45,152,634       59,936,167        80,398,812      182,128,575
   Net transfers (including
     fixed account)..........        33,846,260       53,977,848        11,637,886       65,781,537
   Contract charges..........       (3,683,769)      (2,858,230)      (10,188,114)      (7,936,969)
   Transfers for contract
     benefits and
     terminations............      (42,068,655)     (35,206,478)      (90,128,719)     (80,650,431)
                               ----------------  ---------------  ----------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from contract
       transactions..........        33,246,470       75,849,307       (8,280,135)      159,322,712
                               ----------------  ---------------  ----------------  ---------------
     Net increase (decrease)
       in net assets.........        74,673,685       84,207,309       122,578,257      154,140,498
NET ASSETS:
   Beginning of year.........       516,749,285      432,541,976     1,291,252,079    1,137,111,581
                               ----------------  ---------------  ----------------  ---------------
   End of year...............   $   591,422,970  $   516,749,285  $  1,413,830,336  $ 1,291,252,079
                               ================  ===============  ================  ===============


                               MSF METLIFE MID CAP STOCK INDEX   MSF METLIFE MODERATE ALLOCATION
                                     INVESTMENT DIVISION               INVESTMENT DIVISION
                              --------------------------------- ---------------------------------
                                    2012             2011             2012             2011
                              ----------------  --------------- ---------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS:
FROM OPERATIONS:
   Net investment income
     (loss).................. $    (1,751,987)  $   (1,990,547) $    39,471,659  $      8,000,674
   Net realized gains
     (losses)................       22,204,754       21,630,998      16,872,995         3,413,004
   Change in unrealized
     gains (losses) on
     investments.............       39,972,595     (31,516,016)     364,883,546     (118,620,318)
                              ----------------  --------------- ---------------  ----------------
     Net increase (decrease)
       in net assets resulting
       from operations.......       60,425,362     (11,875,565)     421,228,200     (107,206,640)
                              ----------------  --------------- ---------------  ----------------
CONTRACT TRANSACTIONS:
   Purchase payments
     received from contract
     owners..................       24,734,350       38,854,640     190,278,441       553,403,603
   Net transfers (including
     fixed account)..........     (11,612,546)      (5,485,063)    (59,209,096)       112,260,513
   Contract charges..........      (1,589,156)      (1,227,055)    (32,368,642)      (25,327,711)
   Transfers for contract
     benefits and
     terminations............     (32,224,225)     (32,767,498)   (202,785,252)     (185,265,104)
                              ----------------  --------------- ---------------  ----------------
     Net increase (decrease)
       in net assets resulting
       from contract
       transactions..........     (20,691,577)        (624,976)   (104,084,549)       455,071,301
                              ----------------  --------------- ---------------  ----------------
     Net increase (decrease)
       in net assets.........       39,733,785     (12,500,541)     317,143,651       347,864,661
NET ASSETS:
   Beginning of year.........      384,380,587      396,881,128   3,601,073,971     3,253,209,310
                              ----------------  --------------- ---------------  ----------------
   End of year............... $    424,114,372  $   384,380,587 $ 3,918,217,622  $  3,601,073,971
                              ================  =============== ===============  ================

(a) For the period July 23, 2012 to December 31, 2012.
(b) For the period May 2, 2011 to December 31, 2011.
(c) For the period April 30, 2012 to December 31, 2012.
(d) For the period November 12, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011


                                  MSF METLIFE MODERATE
                                TO AGGRESSIVE ALLOCATION           MSF METLIFE STOCK INDEX           MSF MFS TOTAL RETURN
                                   INVESTMENT DIVISION               INVESTMENT DIVISION              INVESTMENT DIVISION
                             -------------------------------- -------------------------------- --------------------------------
                                   2012             2011            2012             2011            2012             2011
                             ---------------  --------------- ---------------  --------------- ---------------  ---------------
INCREASE (DECREASE) IN
   NET ASSETS:
FROM OPERATIONS:
   Net investment income
     (loss)................. $    10,145,735  $     2,144,016 $    11,703,808  $     9,036,820 $     2,132,285  $     1,988,904
   Net realized gains
     (losses)...............       4,305,789        (257,933)      44,767,466       18,365,146          58,717      (1,111,920)
   Change in unrealized
     gains (losses) on
     investments............     193,493,795     (82,743,124)     291,800,764     (11,976,865)      11,139,859          492,473
                             ---------------  --------------- ---------------  --------------- ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from operations......     207,945,319     (80,857,041)     348,272,038       15,425,101      13,330,861        1,369,457
                             ---------------  --------------- ---------------  --------------- ---------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments
     received from contract
     owners.................      87,592,538       94,940,334      90,668,945      159,101,184       6,381,015        8,318,101
   Net transfers (including
     fixed account).........    (79,068,221)     (31,249,710)    (82,985,870)     (54,441,859)     (1,660,593)      (1,380,207)
   Contract charges.........    (11,140,623)     (10,609,515)     (6,748,459)      (5,550,786)       (409,180)        (330,006)
   Transfers for contract
     benefits and
     terminations...........    (80,281,104)     (80,191,387)   (240,389,751)    (249,593,455)    (14,171,809)     (14,944,165)
                             ---------------  --------------- ---------------  --------------- ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from contract
       transactions.........    (82,897,410)     (27,110,278)   (239,455,135)    (150,484,916)     (9,860,567)      (8,336,277)
                             ---------------  --------------- ---------------  --------------- ---------------  ---------------
     Net increase (decrease)
       in net assets........     125,047,909    (107,967,319)     108,816,903    (135,059,815)       3,470,294      (6,966,820)
NET ASSETS:
   Beginning of year........   1,520,709,941    1,628,677,260   2,511,243,451    2,646,303,266     135,335,283      142,302,103
                             ---------------  --------------- ---------------  --------------- ---------------  ---------------
   End of year.............. $ 1,645,757,850  $ 1,520,709,941 $ 2,620,060,354  $ 2,511,243,451 $   138,805,577  $   135,335,283
                             ===============  =============== ===============  =============== ===============  ===============


                                       MSF MFS VALUE                 MSF MSCI EAFE INDEX         MSF NEUBERGER BERMAN GENESIS
                                    INVESTMENT DIVISION              INVESTMENT DIVISION              INVESTMENT DIVISION
                             -------------------------------- -------------------------------- --------------------------------
                                   2012             2011            2012             2011            2012             2011
                             ---------------  --------------- ---------------  --------------- ---------------  ---------------
INCREASE (DECREASE) IN
   NET ASSETS:
FROM OPERATIONS:
   Net investment income
     (loss)................. $     1,569,980  $       489,550 $     7,390,274  $     4,622,718 $   (2,623,767)  $   (1,651,073)
   Net realized gains
     (losses)...............       5,666,251        (771,664)     (2,119,320)        1,636,721     (7,774,684)     (11,750,296)
   Change in unrealized
     gains (losses) on
     investments............      32,844,990        (703,266)      66,509,457     (69,561,112)      31,782,193       25,875,010
                             ---------------  --------------- ---------------  --------------- ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from operations......      40,081,221        (985,380)      71,780,411     (63,301,673)      21,383,742       12,473,641
                             ---------------  --------------- ---------------  --------------- ---------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments
     received from contract
     owners.................      14,849,756       19,849,634      28,464,168       46,545,815       8,111,926       10,261,552
   Net transfers (including
     fixed account).........     (3,944,431)      (1,240,023)    (14,832,837)       20,763,713    (10,762,557)     (13,442,941)
   Contract charges.........       (989,870)        (719,847)     (1,985,135)      (1,609,533)       (481,774)        (451,851)
   Transfers for contract
     benefits and
     terminations...........    (27,089,474)     (26,071,270)    (35,302,974)     (36,072,546)    (27,373,516)     (29,480,656)
                             ---------------  --------------- ---------------  --------------- ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from contract
       transactions.........    (17,174,019)      (8,181,506)    (23,656,778)       29,627,449    (30,505,921)     (33,113,896)
                             ---------------  --------------- ---------------  --------------- ---------------  ---------------
     Net increase (decrease)
       in net assets........      22,907,202      (9,166,886)      48,123,633     (33,674,224)     (9,122,179)     (20,640,255)
NET ASSETS:
   Beginning of year........     271,032,881      280,199,767     428,461,169      462,135,393     263,644,663      284,284,918
                             ---------------  --------------- ---------------  --------------- ---------------  ---------------
   End of year.............. $   293,940,083  $   271,032,881 $   476,584,802  $   428,461,169 $   254,522,484  $   263,644,663
                             ===============  =============== ===============  =============== ===============  ===============


                              MSF OPPENHEIMER GLOBAL EQUITY
                                   INVESTMENT DIVISION
                             --------------------------------
                                  2012             2011
                             ---------------  ---------------
INCREASE (DECREASE) IN
   NET ASSETS:
FROM OPERATIONS:
   Net investment income
     (loss)................. $       590,593  $     1,427,400
   Net realized gains
     (losses)...............       2,956,134        2,711,222
   Change in unrealized
     gains (losses) on
     investments............      34,846,367     (25,269,443)
                             ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from operations......      38,393,094     (21,130,821)
                             ---------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments
     received from contract
     owners.................       8,178,017       15,780,525
   Net transfers (including
     fixed account).........    (12,363,260)        3,636,534
   Contract charges.........       (743,403)        (584,716)
   Transfers for contract
     benefits and
     terminations...........    (15,642,935)     (19,404,129)
                             ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from contract
       transactions.........    (20,571,581)        (571,786)
                             ---------------  ---------------
     Net increase (decrease)
       in net assets........      17,821,513     (21,702,607)
NET ASSETS:
   Beginning of year........     201,576,453      223,279,060
                             ---------------  ---------------
   End of year.............. $   219,397,966  $   201,576,453
                             ===============  ===============

(a) For the period July 23, 2012 to December 31, 2012.
(b) For the period May 2, 2011 to December 31, 2011.
(c) For the period April 30, 2012 to December 31, 2012.
(d) For the period November 12, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONCLUDED)
               FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011


                                                                      MSF T. ROWE PRICE                MSF T. ROWE PRICE
                                  MSF RUSSELL 2000 INDEX              LARGE CAP GROWTH                 SMALL CAP GROWTH
                                    INVESTMENT DIVISION              INVESTMENT DIVISION              INVESTMENT DIVISION
                             -------------------------------- --------------------------------- --------------------------------
                                   2012             2011            2012             2011            2012             2011
                             ---------------  --------------- ---------------- ---------------- ---------------  ---------------
INCREASE (DECREASE) IN
   NET ASSETS:
FROM OPERATIONS:
   Net investment income
     (loss)................. $     (615,070)  $     (807,274)  $   (2,349,685)  $   (2,302,784) $   (3,527,758)  $   (3,438,620)
   Net realized gains
     (losses)...............       4,517,799        3,720,824        7,734,292        4,920,269      36,244,125       10,695,895
   Change in unrealized
     gains (losses) on
     investments............      32,651,591     (16,165,693)       24,747,725      (6,874,835)       5,484,801      (6,549,932)
                             ---------------  --------------- ---------------- ---------------- ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from operations......      36,554,320     (13,252,143)       30,132,332      (4,257,350)      38,201,168          707,343
                             ---------------  --------------- ---------------- ---------------- ---------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments
     received from contract
     owners.................      15,375,496       20,490,122        8,872,447        6,108,434      13,711,065       21,942,313
   Net transfers (including
     fixed account).........     (9,049,918)      (8,430,152)        3,361,951      (4,168,617)     (7,211,093)        4,699,938
   Contract charges.........       (763,111)        (630,785)        (398,694)        (352,198)       (758,758)        (523,750)
   Transfers for contract
     benefits and
     terminations...........    (22,646,386)     (24,716,116)     (20,579,760)     (18,407,429)    (24,156,578)     (25,824,691)
                             ---------------  --------------- ---------------- ---------------- ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from contract
       transactions.........    (17,083,919)     (13,286,931)      (8,744,056)     (16,819,810)    (18,415,364)          293,810
                             ---------------  --------------- ---------------- ---------------- ---------------  ---------------
     Net increase (decrease)
       in net assets........      19,470,401     (26,539,074)       21,388,276     (21,077,160)      19,785,804        1,001,153
NET ASSETS:
   Beginning of year........     253,478,593      280,017,667      174,880,384      195,957,544     265,121,409      264,120,256
                             ---------------  --------------- ---------------- ---------------- ---------------  ---------------
   End of year.............. $   272,948,994  $   253,478,593  $   196,268,660  $   174,880,384 $   284,907,213  $   265,121,409
                             ===============  =============== ================ ================ ===============  ===============

                                        MSF VAN ECK             MSF WESTERN ASSET MANAGEMENT           MSF WESTERN ASSET
                                 GLOBAL NATURAL RESOURCES       STRATEGIC BOND OPPORTUNITIES      MANAGEMENT U.S. GOVERNMENT
                                    INVESTMENT DIVISION              INVESTMENT DIVISION              INVESTMENT DIVISION
                             -------------------------------- --------------------------------- --------------------------------
                                   2012             2011            2012             2011            2012              2011
                             ---------------  --------------- ----------------  --------------- ---------------  ---------------
INCREASE (DECREASE) IN
   NET ASSETS:
FROM OPERATIONS:
   Net investment income
     (loss)................. $     (502,111)  $      (64,217) $      5,589,302  $     9,809,292 $     1,501,349  $        95,483
   Net realized gains
     (losses)...............       2,207,476        2,979,987        3,195,133        2,685,564         350,010        8,382,398
   Change in unrealized
     gains (losses) on
     investments............       (930,623)      (9,826,380)       15,183,806        (604,578)       2,356,488        1,018,684
                             ---------------  --------------- ----------------  --------------- ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from operations......         774,742      (6,910,610)       23,968,241       11,890,278       4,207,847        9,496,565
                             ---------------  --------------- ----------------  --------------- ---------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments
     received from contract
     owners.................       2,071,819       10,973,817        7,182,614        7,748,617      10,479,429       18,992,601
   Net transfers (including
     fixed account).........       4,288,138        7,740,528        3,236,689     (15,213,571)       4,251,221      (8,730,097)
   Contract charges.........       (441,040)        (260,778)        (627,965)        (619,207)     (1,091,350)        (959,871)
   Transfers for contract
     benefits and
     terminations...........     (1,198,738)        (659,912)     (28,542,548)     (30,317,278)    (23,308,896)     (23,246,845)
                             ---------------  --------------- ----------------  --------------- ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from contract
       transactions.........       4,720,179       17,793,655     (18,751,210)     (38,401,439)     (9,669,596)     (13,944,212)
                             ---------------  --------------- ----------------  --------------- ---------------  ---------------
     Net increase (decrease)
       in net assets........       5,494,921       10,883,045        5,217,031     (26,511,161)     (5,461,749)      (4,447,647)
NET ASSETS:
   Beginning of year........      35,583,743       24,700,698      248,899,097      275,410,258     235,422,481      239,870,128
                             ---------------  --------------- ----------------  --------------- ---------------  ---------------
   End of year.............. $    41,078,664  $    35,583,743 $    254,116,128  $   248,899,097 $   229,960,732  $   235,422,481
                             ===============  =============== ================  =============== ===============  ===============


                                     MSF ZENITH EQUITY
                                    INVESTMENT DIVISION
                             ---------------------------------
                                   2012             2011
                             ---------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS:
FROM OPERATIONS:
   Net investment income
     (loss)................. $     (291,549)  $      (214,903)
   Net realized gains
     (losses)...............     (1,334,514)       (2,272,347)
   Change in unrealized
     gains (losses) on
     investments............       9,621,752         (973,507)
                             ---------------  ----------------
     Net increase (decrease)
       in net assets resulting
       from operations......       7,995,689       (3,460,757)
                             ---------------  ----------------
CONTRACT TRANSACTIONS:
   Purchase payments
     received from contract
     owners.................         717,440           748,333
   Net transfers (including
     fixed account).........     (1,240,064)       (1,205,437)
   Contract charges.........        (73,219)          (82,022)
   Transfers for contract
     benefits and
     terminations...........    (10,325,987)      (10,961,347)
                             ---------------  ----------------
     Net increase (decrease)
       in net assets resulting
       from contract
       transactions.........    (10,921,830)      (11,500,473)
                             ---------------  ----------------
     Net increase (decrease)
       in net assets........     (2,926,141)      (14,961,230)
NET ASSETS:
   Beginning of year........      66,504,213        81,465,443
                             ---------------  ----------------
   End of year.............. $    63,578,072  $     66,504,213
                             ===============  ================

(a) For the period July 23, 2012 to December 31, 2012.
(b) For the period May 2, 2011 to December 31, 2011.
(c) For the period April 30, 2012 to December 31, 2012.
(d) For the period November 12, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                      NOTES TO THE FINANCIAL STATEMENTS



1. ORGANIZATION


Metropolitan Life Separate Account E (the "Separate Account"), a separate account of Metropolitan Life Insurance Company (the "Company"), was established by the Company's Board of Directors on September 27, 1983 to support operations of the Company with respect to certain variable annuity contracts (the "Contracts"). The Company is a direct wholly-owned subsidiary of MetLife, Inc., a Delaware corporation. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and exists in accordance with the regulations of the New York State Department of Financial Services.

The Separate Account is divided into Investment Divisions, each of which is treated as an individual accounting entity for financial reporting purposes. Each Investment Division invests in shares of the corresponding fund, series, or portfolio (with the same name) of registered investment management companies (the "Trusts"), which are presented below:

American Funds Insurance Series ("American Funds")
Calvert Variable Series, Inc. ("Calvert")
Fidelity Variable Insurance Products ("Fidelity VIP")
Met Investors Series Trust ("MIST")*
Metropolitan Series Fund ("MSF")*

*See Note 5 for a discussion of additional information on related party transactions.

The assets of each of the Investment Divisions of the Separate Account are registered in the name of the Company. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Separate Account's assets applicable to the Contracts is not chargeable with liabilities arising out of any other business the Company may conduct.


2. LIST OF INVESTMENT DIVISIONS


A. Purchase payments, less any applicable charges, applied to the Separate Account are invested in one or more Investment Divisions in accordance with the selection made by the contract owner. The following Investment Divisions had net assets as of December 31, 2012:

American Funds Bond Investment Division                         MIST American Funds Growth Allocation Investment
American Funds Global Small Capitalization                        Division (a)
   Investment Division                                          MIST American Funds Growth Investment Division
American Funds Growth Investment Division                       MIST American Funds Moderate Allocation
American Funds Growth-Income Investment Division                  Investment Division (a)
Calvert VP SRI Balanced Investment Division                     MIST AQR Global Risk Balanced Investment Division
Calvert VP SRI Mid Cap Growth Investment Division               MIST BlackRock Global Tactical Strategies Investment
Fidelity VIP Equity-Income Investment Division                    Division
Fidelity VIP FundsManager 50% Investment Division (b)           MIST BlackRock Large Cap Core Investment
Fidelity VIP FundsManager 60% Investment Division                 Division (a)
Fidelity VIP Growth Investment Division                         Variable B Investment Division (c)
Fidelity VIP Investment Grade Bond Investment                   Variable C Investment Division (c)
   Division                                                     MIST Clarion Global Real Estate Investment
Fidelity VIP Money Market Investment Division (a)                 Division (a)
MIST AllianceBernstein Global Dynamic Allocation                MIST Dreman Small Cap Value Investment Division
   Investment Division                                          MIST Harris Oakmark International Investment
MIST American Funds Balanced Allocation                           Division (a)
   Investment Division (a)                                      MIST Invesco Balanced-Risk Allocation Investment
MIST American Funds Bond Investment Division                      Division (b)

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
              NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



2. LIST OF INVESTMENT DIVISIONS -- (CONTINUED)


MIST Invesco Small Cap Growth Investment                       MIST SSgA Growth ETF Investment Division (a)
   Division (a)                                                MIST T. Rowe Price Mid Cap Growth Investment
MIST Janus Forty Investment Division (a)                          Division (a)
MIST JPMorgan Global Active Allocation Investment              MIST Third Avenue Small Cap Value Investment
   Division (b)                                                   Division
MIST Legg Mason ClearBridge Aggressive Growth                  MSF Baillie Gifford International Stock Investment
   Investment Division (a)                                        Division (a)
MIST Loomis Sayles Global Markets Investment                   MSF Barclays Capital Aggregate Bond Index
   Division                                                       Investment Division (a)
MIST Lord Abbett Bond Debenture Investment                     MSF BlackRock Aggressive Growth Investment
   Division (a)                                                   Division (a)
MIST Lord Abbett Mid Cap Value Investment                      MSF BlackRock Bond Income Investment Division (a)
   Division (a)(b)                                             MSF BlackRock Diversified Investment Division (a)
MIST Met/Eaton Vance Floating Rate Investment                  MSF BlackRock Large Cap Value Investment
   Division                                                       Division (a)
MIST Met/Franklin Income Investment Division                   MSF BlackRock Legacy Large Cap Growth Investment
MIST Met/Franklin Low Duration Total Return                       Division (a)
   Investment Division                                         MSF BlackRock Money Market Investment
MIST Met/Franklin Mutual Shares Investment                        Division (a)
   Division                                                    MSF Davis Venture Value Investment Division (a)
MIST Met/Franklin Templeton Founding Strategy                  MSF FI Value Leaders Investment Division (a)
   Investment Division                                         MSF Jennison Growth Investment Division (a)
MIST Met/Templeton Growth Investment Division                  MSF Loomis Sayles Small Cap Core Investment
MIST Met/Templeton International Bond Investment                  Division (a)
   Division                                                    MSF Loomis Sayles Small Cap Growth Investment
MIST MetLife Aggressive Strategy Investment                       Division (a)
   Division (a)                                                MSF Met/Artisan Mid Cap Value Investment
MIST MetLife Balanced Plus Investment Division                    Division (a)
MIST MetLife Multi-Index Targeted Risk Investment              MSF Met/Dimensional International Small Company
   Division (b)                                                   Investment Division
MIST MFS Emerging Markets Equity Investment                    MSF MetLife Conservative Allocation Investment
   Division                                                       Division (a)
MIST MFS Research International Investment                     MSF MetLife Conservative to Moderate Allocation
   Division (a)                                                   Investment Division (a)
MIST MLA Mid Cap Investment Division (a)                       MSF MetLife Mid Cap Stock Index Investment
MIST Morgan Stanley Mid Cap Growth Investment                     Division (a)
   Division (a)                                                MSF MetLife Moderate Allocation Investment
MIST PIMCO Inflation Protected Bond Investment                    Division (a)
   Division (a)                                                MSF MetLife Moderate to Aggressive Allocation
MIST PIMCO Total Return Investment Division (a)                   Investment Division (a)
MIST Pioneer Strategic Income Investment Division              MSF MetLife Stock Index Investment Division (a)
MIST Pyramis Government Income Investment                      MSF MFS Total Return Investment Division (a)
   Division                                                    MSF MFS Value Investment Division (a)
MIST RCM Technology Investment Division (a)                    MSF MSCI EAFE Index Investment Division (a)
MIST Schroders Global Multi-Asset Investment                   MSF Neuberger Berman Genesis Investment
   Division (b)                                                   Division (a)
MIST SSgA Growth and Income ETF Investment                     MSF Oppenheimer Global Equity Investment
   Division (a)                                                   Division (a)

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
              NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



2. LIST OF INVESTMENT DIVISIONS -- (CONCLUDED)


MSF Russell 2000 Index Investment Division (a)             MSF Western Asset Management Strategic Bond
MSF T. Rowe Price Large Cap Growth Investment                 Opportunities Investment Division (a)
   Division (a)                                            MSF Western Asset Management U.S. Government
MSF T. Rowe Price Small Cap Growth Investment                 Investment Division (a)
   Division (a)                                            MSF Zenith Equity Investment Division
MSF Van Eck Global Natural Resources Investment
   Division

(a) This Investment Division invests in two or more share classes within the underlying fund or portfolio of the Trusts.
(b) This Investment Division began operations during the year ended December 31, 2012.
(c) Variable B Investment Division and Variable C Investment Division only invest in the BlackRock Large Cap Core Portfolio.

B. The following Investment Divisions had no net assets as of December 31, 2012:

MIST MetLife Defensive Strategy Investment Division*
Variable D Investment Division

*This Investment Division commenced on April 30, 2012.


3. PORTFOLIO CHANGES


The following Investment Divisions ceased operations during the year ended December 31, 2012:

MIST Oppenheimer Capital Appreciation Investment Division
MSF Lord Abbett Mid Cap Value Investment Division

The operations of the Investment Divisions were affected by the following changes that occurred during the year ended December 31, 2012:

NAME CHANGES:

Former Name                                                New Name

(MIST) Lazard Mid Cap Portfolio                            (MIST) MLA Mid Cap Portfolio
(MSF) Artio International Stock Portfolio                  (MSF) Baillie Gifford International Stock Portfolio
(MSF) Morgan Stanley EAFE Index Portfolio                  (MSF) MSCI EAFE Index Portfolio
(MSF) Neuberger Berman Mid Cap Value Portfolio             (MSF) Lord Abbett Mid Cap Value Portfolio

MERGERS:

Former Portfolio                                           New Portfolio

(MIST) Oppenheimer Capital Appreciation Portfolio          (MSF) Jennison Growth Portfolio
(MSF) Lord Abbett Mid Cap Value Portfolio                  (MIST) Lord Abbett Mid Cap Value Portfolio

4. SIGNIFICANT ACCOUNTING POLICIES


BASIS OF ACCOUNTING
The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") applicable for variable annuity separate accounts registered as unit investment trusts.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
              NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



4. SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

SECURITY TRANSACTIONS
Security transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the average cost of the investment sold. Income from dividends and realized gain distributions are recorded on the ex-distribution date.


SECURITY VALUATION
An Investment Division's investment in shares of a fund, series, or portfolio of the Trusts is valued at fair value based on the closing net asset value ("NAV") or price per share as determined by the Trusts as of the end of the year. All changes in fair value are recorded as changes in unrealized gains (losses) on investments in the statements of operations of the applicable Investment Divisions.

The Separate Account defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The Separate Account prioritizes the inputs to fair valuation techniques and allows for the use of unobservable inputs to the extent that observable inputs are not available. The Separate Account has categorized its assets based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets (Level 1) and the lowest priority to unobservable inputs (Level 3). An asset's classification within the fair value hierarchy is based on the lowest level of significant input to its valuation. The input levels are as follows:

Level 1 Unadjusted quoted prices in active markets for identical assets that the Separate Account has the ability to access.
Level 2 Observable inputs other than quoted prices in Level 1 that are observable either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market or prices for similar instruments.
Level 3 Unobservable inputs that are supported by little or no market activity and are significant to the fair value of the assets, representing the Separate Account's own assumptions about the assumptions a market participant would use in valuing the asset, and based on the best information available.

Each Investment Division invests in shares of open-end mutual funds which calculate a daily NAV based on the fair value of the underlying securities in their portfolios. As a result, and as required by law, shares of open-end mutual funds are purchased and redeemed at their quoted daily NAV as reported by the Trusts at the close of each business day. On that basis, the inputs used to value all shares held by the Separate Account, which are measured at fair value on a recurring basis, are classified as Level 2. There were no transfers between Level 1 and Level 2, and no activity in Level 3 during the year.


FEDERAL INCOME TAXES
The operations of the Separate Account form a part of the total operations of the Company and are not taxed separately. The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the Contracts. Accordingly, no charge is currently being made to the Separate Account for federal income taxes. The Company will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the Contracts.


ANNUITY PAYOUTS
Net assets allocated to Contracts in the payout period are computed according to industry standard mortality tables. The assumed investment return is between
3.0 and 6.0 percent. The mortality risk is fully borne by the Company and may result in additional amounts being transferred into the Separate Account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
              NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



4. SIGNIFICANT ACCOUNTING POLICIES -- (CONCLUDED)

PURCHASE PAYMENTS
Purchase payments received from contract owners by the Company are credited as accumulation units as of the end of the valuation period in which received, as provided in the prospectus, and are reported as contract transactions on the statements of changes in net assets of the applicable Investment Divisions.


NET TRANSFERS
Funds transferred by the contract owner into or out of Investment Divisions within the Separate Account or into or out of the fixed account (an investment option in the Company's general account) are recorded on a net basis as net transfers in the statements of changes in net assets of the applicable Investment Divisions.


USE OF ESTIMATES
The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.


ADOPTION OF NEW ACCOUNTING PRONOUNCEMENT
Effective January 1, 2012, the Separate Account adopted new guidance regarding fair value measurements that establishes common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and International Financial Reporting Standards. Some of the amendments clarify the Financial Accounting Standards Board's intent on the application of existing fair value measurement requirements. Other amendments change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements. The adoption did not have an impact on the Separate Account's financial statements.


5. EXPENSES AND RELATED PARTY TRANSACTIONS


The following annual Separate Account charges paid to the Company are asset-based charges and assessed through a daily reduction in unit values, which are recorded as expenses in the accompanying statements of operations of the applicable Investment Divisions:

   Mortality and Expense Risk -- The mortality risk assumed by the Company is the risk that those insured may die sooner than anticipated and therefore, the Company will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is the risk that expenses incurred in issuing and administering the Contracts will exceed the amounts realized from the administrative charges assessed against the Contracts. In addition, the charge compensates the Company for the risk that the investor may live longer than estimated and the Company would be obligated to pay more in income payments than anticipated.

   Administrative -- The Company has responsibility for the administration of the Contracts and the Separate Account. Generally, the administrative charge is related to the maintenance, including distribution, of each contract and the Separate Account.

   Earnings Preservation Benefit -- For an additional charge, the Company will provide this additional death benefit.

   Enhanced Stepped-Up Provision -- For an additional charge, the total death benefit payable may be increased based on the greater of the account balance or highest annual contract anniversary value in the contract or the greater of the account balance, annual increase amount or highest annual contract anniversary value in the contract.

   Guaranteed Withdrawal Benefit for Life -- For a charge that includes the Mortality and Expense Risk charge and a guaranteed withdrawal benefit, the Company will guarantee the periodic return on the investment for life of a single annuitant or joint annuitants.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
              NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



5. EXPENSES AND RELATED PARTY TRANSACTIONS -- (CONCLUDED)


   The table below represents the range of effective annual rates for each respective charge for the year ended December 31, 2012.

     ------------------------------------------------------------------------------------------------------------------------------
      Mortality and Expense Risk                                                                                    0.00% - 2.05%
     ------------------------------------------------------------------------------------------------------------------------------
      Administrative                                                                                                0.20% - 0.50%
     ------------------------------------------------------------------------------------------------------------------------------
      Earnings Preservation Benefit                                                                                 0.25%
     ------------------------------------------------------------------------------------------------------------------------------
      Enhanced Stepped-Up Provision                                                                                 0.10% - 0.35%
     ------------------------------------------------------------------------------------------------------------------------------
      Guaranteed Withdrawal Benefit for Life                                                                        1.90% - 2.05%
     ------------------------------------------------------------------------------------------------------------------------------

   The above referenced charges may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with a particular contract. The range of the effective rates disclosed above excludes any waivers granted to certain Investment Divisions.

The following optional rider charges paid to the Company are charged at each contract anniversary date through the redemption of units, which are recorded as contract charges in the accompanying statements of changes in net assets of the applicable Investment Divisions:

   Guaranteed Minimum Accumulation Benefit -- For an additional charge, the Company will guarantee that the contract value will not be less than a guaranteed minimum amount at the end of a specified number of years.

   Lifetime Withdrawal Guarantee -- For an additional charge, the Company will guarantee the periodic return on the investment for life.

   Guaranteed Withdrawal Benefit -- For an additional charge, the Company will guarantee the periodic return on the investment.

   Guaranteed Minimum Income Benefit -- For an additional charge, the Company will guarantee a minimum payment regardless of market conditions.

   Enhanced Death Benefit -- For an additional charge, the amount of the death benefit will be the greater of the account value or the death benefit base.

   Enhanced Guaranteed Withdrawal Benefit -- For an additional charge, the Company will guarantee that at least the entire amount of purchase payments will be returned through a series of withdrawals without annuitizing.

   The table below represents the range of effective annual rates for each respective charge for the year ended December 31, 2012:

     -----------------------------------------------------------------------------------------------------------------------------
      Guaranteed Minimum Accumulation Benefit                                                                      0.75%
     -----------------------------------------------------------------------------------------------------------------------------
      Lifetime Withdrawal Guarantee                                                                                0.50% - 1.80%
     -----------------------------------------------------------------------------------------------------------------------------
      Guaranteed Withdrawal Benefit                                                                                0.50% - 0.95%
     -----------------------------------------------------------------------------------------------------------------------------
      Guaranteed Minimum Income Benefit                                                                            0.35% - 1.50%
     -----------------------------------------------------------------------------------------------------------------------------
      Enhanced Death Benefit                                                                                       0.60% - 1.50%
     -----------------------------------------------------------------------------------------------------------------------------
      Enhanced Guaranteed Withdrawal Benefit                                                                       0.55% - 1.00%
     -----------------------------------------------------------------------------------------------------------------------------

   The above referenced charges may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with a particular contract.

A contract administrative charge which ranges from $15 to $30 is assessed on an annual basis for Contracts, which may be waived if the Contract reaches a certain asset size or under certain circumstances. In addition, most Contracts impose a surrender charge which ranges from 0% to 10%, if the contract is partially or fully surrendered within the specified surrender charge period. These charges are paid to the Company, assessed through the redemption of units, and recorded as contract charges in the accompanying statements of changes in net assets of the applicable Investment Divisions.

MetLife Advisers, LLC, which acts in the capacity of investment adviser to the portfolios of the MIST and MSF Trusts, is an affiliate of the Company.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
              NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



6. STATEMENTS OF INVESTMENTS



                                                                          AS OF DECEMBER 31, 2012
                                                                     ---------------------------------

                                                                         SHARES            COST ($)
                                                                     --------------     --------------
     American Funds Bond Investment Division.......................      11,504,873        127,198,088
     American Funds Global Small Capitalization
        Investment Division........................................      25,793,623        526,925,551
     American Funds Growth Investment Division.....................      16,183,012        838,169,950
     American Funds Growth-Income Investment Division..............      19,046,929        658,255,823
     Calvert VP SRI Balanced Investment Division...................      27,054,424         49,913,419
     Calvert VP SRI Mid Cap Growth Investment Division.............         377,878         10,154,140
     Fidelity VIP Equity-Income Investment Division................       4,112,065         90,699,501
     Fidelity VIP FundsManager 50% Investment Division (a).........       2,668,725         28,377,986
     Fidelity VIP FundsManager 60% Investment Division.............      24,904,977        240,354,845
     Fidelity VIP Growth Investment Division.......................       1,850,271         72,722,574
     Fidelity VIP Investment Grade Bond Investment Division........       1,705,843         21,909,472
     Fidelity VIP Money Market Investment Division.................       8,724,753          8,724,753
     MIST AllianceBernstein Global Dynamic Allocation
        Investment Division........................................     108,971,354      1,085,816,403
     MIST American Funds Balanced Allocation
        Investment Division........................................      65,482,681        577,417,120
     MIST American Funds Bond Investment Division..................       8,471,752         84,176,499
     MIST American Funds Growth Allocation Investment Division.....      33,260,336        258,612,992
     MIST American Funds Growth Investment Division................      30,399,747        248,322,488
     MIST American Funds Moderate Allocation
        Investment Division........................................      86,463,661        783,178,433
     MIST AQR Global Risk Balanced Investment Division.............     150,808,661      1,630,041,628
     MIST BlackRock Global Tactical Strategies
        Investment Division........................................     154,300,380      1,508,520,040
     MIST BlackRock Large Cap Core Investment Division.............      63,664,530        665,952,178
     Variable B Investment Division................................       1,278,422         13,739,265
     Variable C Investment Division................................         125,979          1,360,122
     MIST Clarion Global Real Estate Investment Division...........      21,421,087        275,243,063
     MIST Dreman Small Cap Value Investment Division...............       1,095,930         14,360,333
     MIST Harris Oakmark International Investment Division.........      32,073,275        442,272,896
     MIST Invesco Balanced-Risk Allocation
        Investment Division (b)....................................      25,030,609        259,539,487
     MIST Invesco Small Cap Growth Investment Division.............       2,497,369         32,265,264
     MIST Janus Forty Investment Division..........................       5,090,086        324,269,279
     MIST JPMorgan Global Active Allocation
        Investment Division (b)....................................      16,944,202        173,609,349
     MIST Legg Mason ClearBridge Aggressive Growth
        Investment Division........................................      10,279,774         80,514,885
     MIST Loomis Sayles Global Markets Investment Division.........       2,200,767         25,249,766
     MIST Lord Abbett Bond Debenture Investment Division...........      24,065,172        290,350,302
     MIST Lord Abbett Mid Cap Value Investment Division (b)........      26,079,401        439,332,510
     MIST Met/Eaton Vance Floating Rate Investment Division........         699,051          7,254,446
     MIST Met/Franklin Income Investment Division..................       9,033,560         89,862,507
     MIST Met/Franklin Low Duration Total Return
        Investment Division........................................       1,503,123         14,960,055
     MIST Met/Franklin Mutual Shares Investment Division...........       7,280,055         56,865,261
     MIST Met/Franklin Templeton Founding Strategy
        Investment Division........................................       6,328,662         54,290,538
     MIST Met/Templeton Growth Investment Division.................       2,663,373         22,849,929

                                                                           FOR THE YEAR ENDED
                                                                            DECEMBER 31, 2012
                                                                     ---------------------------------
                                                                         COST OF          PROCEEDS
                                                                      PURCHASES ($)    FROM SALES ($)
                                                                    ---------------    ---------------
     American Funds Bond Investment Division.......................     12,511,671          20,103,113
     American Funds Global Small Capitalization
        Investment Division........................................     14,087,223          69,270,763
     American Funds Growth Investment Division.....................     17,871,525         136,992,948
     American Funds Growth-Income Investment Division..............     19,031,180          85,039,373
     Calvert VP SRI Balanced Investment Division...................      2,694,085           5,489,293
     Calvert VP SRI Mid Cap Growth Investment Division.............      2,334,555           1,695,837
     Fidelity VIP Equity-Income Investment Division................      9,181,908          10,629,062
     Fidelity VIP FundsManager 50% Investment Division (a).........     28,436,498              58,660
     Fidelity VIP FundsManager 60% Investment Division.............     51,218,163          10,266,919
     Fidelity VIP Growth Investment Division.......................      1,426,773           8,748,506
     Fidelity VIP Investment Grade Bond Investment Division........      3,462,112           2,733,425
     Fidelity VIP Money Market Investment Division.................     37,250,681          40,693,967
     MIST AllianceBernstein Global Dynamic Allocation
        Investment Division........................................    608,423,009                  --
     MIST American Funds Balanced Allocation
        Investment Division........................................     43,171,015          43,590,104
     MIST American Funds Bond Investment Division..................     16,175,486           8,171,692
     MIST American Funds Growth Allocation Investment Division.....     20,463,775          34,610,493
     MIST American Funds Growth Investment Division................     14,839,273          20,711,798
     MIST American Funds Moderate Allocation
        Investment Division........................................     53,775,804          63,745,153
     MIST AQR Global Risk Balanced Investment Division.............  1,036,201,319                  --
     MIST BlackRock Global Tactical Strategies
        Investment Division........................................    791,953,904                  --
     MIST BlackRock Large Cap Core Investment Division.............     21,091,458          84,842,984
     Variable B Investment Division................................        360,996           1,925,648
     Variable C Investment Division................................         14,768               4,604
     MIST Clarion Global Real Estate Investment Division...........     11,400,185          28,456,470
     MIST Dreman Small Cap Value Investment Division...............      2,085,862           1,906,061
     MIST Harris Oakmark International Investment Division.........     33,627,087          67,763,897
     MIST Invesco Balanced-Risk Allocation
        Investment Division (b)....................................    259,539,487                  --
     MIST Invesco Small Cap Growth Investment Division.............      6,244,222           7,378,637
     MIST Janus Forty Investment Division..........................     26,947,778          46,044,934
     MIST JPMorgan Global Active Allocation
        Investment Division (b)....................................    173,609,349                  --
     MIST Legg Mason ClearBridge Aggressive Growth
        Investment Division........................................     12,695,972          15,670,535
     MIST Loomis Sayles Global Markets Investment Division.........      6,485,747           5,139,007
     MIST Lord Abbett Bond Debenture Investment Division...........     39,209,220          33,466,869
     MIST Lord Abbett Mid Cap Value Investment Division (b)........    483,821,006          43,499,342
     MIST Met/Eaton Vance Floating Rate Investment Division........      2,884,933           1,665,373
     MIST Met/Franklin Income Investment Division..................     23,055,003          14,498,014
     MIST Met/Franklin Low Duration Total Return
        Investment Division........................................     13,157,192           4,895,839
     MIST Met/Franklin Mutual Shares Investment Division...........     14,212,887           7,089,913
     MIST Met/Franklin Templeton Founding Strategy
        Investment Division........................................      9,260,122           8,234,626
     MIST Met/Templeton Growth Investment Division.................      5,814,778           5,080,636

(a) For the period July 23, 2012 to December 31, 2012.
(b) For the period April 30, 2012 to December 31, 2012.
(c) For the period November 12, 2012 to December 31, 2012.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
              NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



6. STATEMENTS OF INVESTMENTS -- (CONTINUED)



                                                                         AS OF DECEMBER 31, 2012
                                                                    ---------------------------------

                                                                        SHARES            COST ($)
                                                                    --------------     --------------
     MIST Met/Templeton International Bond
        Investment Division........................................        740,238          8,701,281
     MIST MetLife Aggressive Strategy Investment Division..........     11,425,409        117,352,299
     MIST MetLife Balanced Plus Investment Division................    143,603,634      1,413,841,239
     MIST MetLife Multi-Index Targeted Risk
        Investment Division (c)....................................        679,470          6,846,084
     MIST MFS Emerging Markets Equity Investment Division..........      4,620,041         45,592,218
     MIST MFS Research International Investment Division...........     22,652,940        253,331,789
     MIST MLA Mid Cap Investment Division..........................      4,705,494         54,770,936
     MIST Morgan Stanley Mid Cap Growth Investment Division........     28,021,513        286,261,886
     MIST PIMCO Inflation Protected Bond Investment Division.......     59,288,181        661,548,567
     MIST PIMCO Total Return Investment Division...................     96,615,994      1,141,178,255
     MIST Pioneer Strategic Income Investment Division.............      6,093,980         66,040,642
     MIST Pyramis Government Income Investment Division............     54,382,361        587,590,643
     MIST RCM Technology Investment Division.......................     31,591,130        134,085,902
     MIST Schroders Global Multi-Asset Investment Division (b).....     12,325,519        128,688,844
     MIST SSgA Growth and Income ETF Investment Division...........     76,519,402        816,552,704
     MIST SSgA Growth ETF Investment Division......................     10,004,631        101,938,392
     MIST T. Rowe Price Mid Cap Growth Investment Division.........     32,457,790        272,955,924
     MIST Third Avenue Small Cap Value Investment Division.........        775,892         11,080,468
     MSF Baillie Gifford International Stock Investment Division...     17,079,655        186,549,293
     MSF Barclays Capital Aggregate Bond Index
        Investment Division........................................    100,780,126      1,087,213,277
     MSF BlackRock Aggressive Growth Investment Division...........     15,336,699        342,624,920
     MSF BlackRock Bond Income Investment Division.................      4,490,922        478,808,487
     MSF BlackRock Diversified Investment Division.................     36,110,547        589,913,794
     MSF BlackRock Large Cap Value Investment Division.............     22,618,242        245,604,368
     MSF BlackRock Legacy Large Cap Growth
        Investment Division........................................      5,864,337        137,384,748
     MSF BlackRock Money Market Investment Division................        889,848         88,984,815
     MSF Davis Venture Value Investment Division...................     17,025,060        494,345,145
     MSF FI Value Leaders Investment Division......................        414,747         69,953,050
     MSF Jennison Growth Investment Division.......................     13,245,876        153,427,450
     MSF Loomis Sayles Small Cap Core Investment Division..........        639,665        133,630,621
     MSF Loomis Sayles Small Cap Growth Investment Division........      3,798,467         35,469,168
     MSF Met/Artisan Mid Cap Value Investment Division.............      1,086,949        227,391,597
     MSF Met/Dimensional International Small Company
        Investment Division........................................        342,233          4,821,958
     MSF MetLife Conservative Allocation Investment Division.......     49,845,783        542,522,167
     MSF MetLife Conservative to Moderate Allocation
        Investment Division........................................    117,287,560      1,254,998,273
     MSF MetLife Mid Cap Stock Index Investment Division...........     29,520,514        367,791,435
     MSF MetLife Moderate Allocation Investment Division...........    328,116,274      3,472,276,718
     MSF MetLife Moderate to Aggressive Allocation
        Investment Division........................................    140,263,612      1,511,862,750
     MSF MetLife Stock Index Investment Division...................     79,416,695      2,337,060,531
     MSF MFS Total Return Investment Division......................        994,120        134,049,376
     MSF MFS Value Investment Division.............................     21,398,000        267,861,235
     MSF MSCI EAFE Index Investment Division.......................     41,173,024        469,495,747
     MSF Neuberger Berman Genesis Investment Division..............     19,412,931        292,294,695
     MSF Oppenheimer Global Equity Investment Division.............     13,229,482        182,999,226

                                                                          FOR THE YEAR ENDED
                                                                           DECEMBER 31, 2012
                                                                    --------------------------------
                                                                       COST OF           PROCEEDS
                                                                    PURCHASES ($)     FROM SALES ($)
                                                                    -------------     --------------
     MIST Met/Templeton International Bond
        Investment Division........................................     2,512,959          1,098,121
     MIST MetLife Aggressive Strategy Investment Division..........    14,168,896         13,683,633
     MIST MetLife Balanced Plus Investment Division................   809,889,344                 --
     MIST MetLife Multi-Index Targeted Risk
        Investment Division (c)....................................     6,846,084                 --
     MIST MFS Emerging Markets Equity Investment Division..........     5,341,027          4,377,755
     MIST MFS Research International Investment Division...........    12,939,635         30,538,385
     MIST MLA Mid Cap Investment Division..........................     3,942,220         11,747,419
     MIST Morgan Stanley Mid Cap Growth Investment Division........    11,038,368         45,350,347
     MIST PIMCO Inflation Protected Bond Investment Division.......   146,140,658         54,258,575
     MIST PIMCO Total Return Investment Division...................   126,068,127         90,598,282
     MIST Pioneer Strategic Income Investment Division.............    17,822,124          6,790,949
     MIST Pyramis Government Income Investment Division............   389,580,139            121,995
     MIST RCM Technology Investment Division.......................    31,412,893         29,093,188
     MIST Schroders Global Multi-Asset Investment Division (b).....   128,688,844                 --
     MIST SSgA Growth and Income ETF Investment Division...........    90,463,166         47,479,084
     MIST SSgA Growth ETF Investment Division......................    33,206,186         21,773,684
     MIST T. Rowe Price Mid Cap Growth Investment Division.........    53,541,720         29,105,186
     MIST Third Avenue Small Cap Value Investment Division.........     1,320,039            767,257
     MSF Baillie Gifford International Stock Investment Division...     6,733,061         23,940,374
     MSF Barclays Capital Aggregate Bond Index
        Investment Division........................................   139,241,702        104,239,792
     MSF BlackRock Aggressive Growth Investment Division...........     7,059,038         57,058,015
     MSF BlackRock Bond Income Investment Division.................    49,072,209         59,591,316
     MSF BlackRock Diversified Investment Division.................    21,292,854         84,260,128
     MSF BlackRock Large Cap Value Investment Division.............    48,851,936         25,641,858
     MSF BlackRock Legacy Large Cap Growth
        Investment Division........................................     8,822,454         20,523,886
     MSF BlackRock Money Market Investment Division................    41,938,747         40,630,998
     MSF Davis Venture Value Investment Division...................    10,734,138         62,292,825
     MSF FI Value Leaders Investment Division......................     3,940,873         10,861,584
     MSF Jennison Growth Investment Division.......................    96,184,892         19,449,751
     MSF Loomis Sayles Small Cap Core Investment Division..........    10,247,114         22,608,735
     MSF Loomis Sayles Small Cap Growth Investment Division........     2,718,764         12,351,101
     MSF Met/Artisan Mid Cap Value Investment Division.............    11,416,027         32,865,044
     MSF Met/Dimensional International Small Company
        Investment Division........................................     1,309,572            899,111
     MSF MetLife Conservative Allocation Investment Division.......    95,785,122         37,940,600
     MSF MetLife Conservative to Moderate Allocation
        Investment Division........................................   113,874,299         95,953,023
     MSF MetLife Mid Cap Stock Index Investment Division...........    40,628,141         45,799,898
     MSF MetLife Moderate Allocation Investment Division...........   161,919,221        226,532,135
     MSF MetLife Moderate to Aggressive Allocation
        Investment Division........................................    72,938,466        145,690,153
     MSF MetLife Stock Index Investment Division...................   130,745,497        339,438,127
     MSF MFS Total Return Investment Division......................    11,201,501         18,929,794
     MSF MFS Value Investment Division.............................    25,954,379         37,533,416
     MSF MSCI EAFE Index Investment Division.......................    39,777,703         56,044,218
     MSF Neuberger Berman Genesis Investment Division..............     5,595,775         38,725,480
     MSF Oppenheimer Global Equity Investment Division.............    11,927,360         31,908,355

(a) For the period July 23, 2012 to December 31, 2012.
(b) For the period April 30, 2012 to December 31, 2012.
(c) For the period November 12, 2012 to December 31, 2012.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
              NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



6. STATEMENTS OF INVESTMENTS -- (CONCLUDED)



                                                                         AS OF DECEMBER 31, 2012
                                                                     --------------------------------

                                                                        SHARES            COST ($)
                                                                     -------------     --------------
     MSF Russell 2000 Index Investment Division....................     18,944,569        230,363,068
     MSF T. Rowe Price Large Cap Growth Investment Division........     11,148,874        148,856,222
     MSF T. Rowe Price Small Cap Growth Investment Division........     16,557,400        222,000,585
     MSF Van Eck Global Natural Resources Investment Division......      3,199,273         46,793,436
     MSF Western Asset Management Strategic Bond Opportunities
        Investment Division........................................     18,251,515        223,861,365
     MSF Western Asset Management U.S. Government
        Investment Division........................................     18,693,860        225,187,375
     MSF Zenith Equity Investment Division.........................        184,407         67,431,973

                                                                           FOR THE YEAR ENDED
                                                                            DECEMBER 31, 2012
                                                                     ---------------------------------
                                                                         COST OF          PROCEEDS
                                                                      PURCHASES ($)    FROM SALES ($)
                                                                     --------------    ---------------
     MSF Russell 2000 Index Investment Division....................     20,136,055          37,835,065
     MSF T. Rowe Price Large Cap Growth Investment Division........     24,080,384          35,174,140
     MSF T. Rowe Price Small Cap Growth Investment Division........     41,785,804          35,396,820
     MSF Van Eck Global Natural Resources Investment Division......     11,174,761           4,211,367
     MSF Western Asset Management Strategic Bond Opportunities
        Investment Division........................................     23,554,583          36,716,515
     MSF Western Asset Management U.S. Government
        Investment Division........................................     19,388,453          27,556,718
     MSF Zenith Equity Investment Division.........................      2,368,591          13,581,949

(a) For the period July 23, 2012 to December 31, 2012.
(b) For the period April 30, 2012 to December 31, 2012.
(c) For the period November 12, 2012 to December 31, 2012.

This page is intentionally left blank.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
              NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



7. SCHEDULES OF UNITS
   FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011:


                                                                AMERICAN FUNDS GLOBAL
                                       AMERICAN FUNDS BOND      SMALL CAPITALIZATION        AMERICAN FUNDS GROWTH
                                       INVESTMENT DIVISION       INVESTMENT DIVISION         INVESTMENT DIVISION
                                   -------------------------- -------------------------- ---------------------------
                                       2012          2011         2012          2011         2012          2011
                                   ------------  ------------ ------------  ------------ ------------- -------------

Units beginning of year..........     7,776,072     8,896,331   20,869,442    21,870,431     6,775,576     7,571,854
Units issued and transferred
   from other funding options....     1,294,094     1,356,161    2,280,060     4,626,048       582,815       914,304
Units redeemed and transferred
   to other funding options......   (1,806,685)   (2,476,420)  (4,513,715)   (5,627,037)   (1,329,079)   (1,710,582)
                                   ------------  ------------ ------------  ------------ ------------- -------------
Units end of year................     7,263,481     7,776,072   18,635,787    20,869,442     6,029,312     6,775,576
                                   ============  ============ ============  ============ ============= =============


                                        AMERICAN FUNDS                                        CALVERT VP SRI
                                         GROWTH-INCOME          CALVERT VP SRI BALANCED       MID CAP GROWTH
                                      INVESTMENT DIVISION         INVESTMENT DIVISION       INVESTMENT DIVISION
                                   -------------------------- -------------------------- --------------------------
                                       2012          2011         2012          2011         2012          2011
                                   ------------ ------------- ------------  ------------ ------------  ------------

Units beginning of year..........     7,279,154     7,599,619    1,762,417     1,850,748      338,107       371,121
Units issued and transferred
   from other funding options....       845,722     1,332,035      152,782       142,931       40,083        50,570
Units redeemed and transferred
   to other funding options......   (1,605,529)   (1,652,500)    (238,662)     (231,262)     (58,853)      (83,584)
                                   ------------ ------------- ------------  ------------ ------------  ------------
Units end of year................     6,519,347     7,279,154    1,676,537     1,762,417      319,337       338,107
                                   ============ ============= ============  ============ ============  ============

                                                                 FIDELITY VIP            FIDELITY VIP
                                  FIDELITY VIP EQUITY-INCOME   FUNDSMANAGER 50%        FUNDSMANAGER 60%
                                      INVESTMENT DIVISION     INVESTMENT DIVISION     INVESTMENT DIVISION
                                  --------------------------- ------------------- --------------------------
                                       2012          2011          2012 (a)            2012         2011
                                   ------------  ------------    ------------     ------------- ------------

Units beginning of year..........     4,479,503     5,189,262              --        20,820,080   10,055,976
Units issued and transferred
   from other funding options....       171,820       228,952       2,534,046         5,611,397   11,360,209
Units redeemed and transferred
   to other funding options......     (739,794)     (938,711)        (47,605)       (1,477,245)    (596,105)
                                   ------------  ------------    ------------     ------------- ------------
Units end of year................     3,911,529     4,479,503       2,486,441        24,954,232   20,820,080
                                   ============  ============    ============     ============= ============


                                                               FIDELITY VIP INVESTMENT         FIDELITY VIP
                                     FIDELITY VIP GROWTH             GRADE BOND                MONEY MARKET
                                     INVESTMENT DIVISION         INVESTMENT DIVISION        INVESTMENT DIVISION
                                  -------------------------- -------------------------- --------------------------
                                      2012          2011         2012          2011         2012          2011
                                  ------------  ------------ ------------  ------------ ------------- ------------

Units beginning of year..........    1,783,529     2,111,729      691,358       761,081       786,743      766,151
Units issued and transferred
   from other funding options....       82,916       111,010      122,670       127,620     7,746,136   10,767,743
Units redeemed and transferred
   to other funding options......    (232,486)     (439,210)    (127,869)     (197,343)   (7,983,987) (10,747,151)
                                  ------------  ------------ ------------  ------------ ------------- ------------
Units end of year................    1,633,959     1,783,529      686,159       691,358       548,892      786,743
                                  ============  ============ ============  ============ ============= ============

                                      MIST ALLIANCEBERNSTEIN        MIST AMERICAN FUNDS
                                     GLOBAL DYNAMIC ALLOCATION      BALANCED ALLOCATION      MIST AMERICAN FUNDS BOND
                                        INVESTMENT DIVISION         INVESTMENT DIVISION         INVESTMENT DIVISION
                                    --------------------------- --------------------------- ---------------------------
                                        2012        2011 (b)        2012          2011          2012          2011
                                    ------------  ------------- ------------  ------------- ------------  -------------

Units beginning of year...........    49,226,036             --   64,521,397     54,397,965    7,359,866      5,961,314
Units issued and transferred
   from other funding options.....    66,910,567     49,933,655    6,555,285     17,985,030    2,420,909      3,681,706
Units redeemed and transferred
   to other funding options.......   (6,100,527)      (707,619)  (7,513,622)    (7,861,598)  (1,829,460)    (2,283,154)
                                    ------------  ------------- ------------  ------------- ------------  -------------
Units end of year.................   110,036,076     49,226,036   63,563,060     64,521,397    7,951,315      7,359,866
                                    ============  ============= ============  ============= ============  =============


                                        MIST AMERICAN FUNDS           MIST AMERICAN           MIST AMERICAN FUNDS
                                         GROWTH ALLOCATION            FUNDS GROWTH            MODERATE ALLOCATION
                                        INVESTMENT DIVISION        INVESTMENT DIVISION        INVESTMENT DIVISION
                                    -------------------------- -------------------------- --------------------------
                                        2012          2011         2012          2011         2012          2011
                                    ------------  ------------ ------------  ------------ ------------  ------------

Units beginning of year...........    34,204,304    35,239,687   30,941,763    21,779,384   85,202,020    75,010,392
Units issued and transferred
   from other funding options.....     4,136,839     6,621,024    5,324,914    13,871,732    7,327,964    21,099,474
Units redeemed and transferred
   to other funding options.......   (5,598,243)   (7,656,407)  (5,586,083)   (4,709,353)  (9,994,461)  (10,907,846)
                                    ------------  ------------ ------------  ------------ ------------  ------------
Units end of year.................    32,742,900    34,204,304   30,680,594    30,941,763   82,535,523    85,202,020
                                    ============  ============ ============  ============ ============  ============

                                          MIST AQR GLOBAL         MIST BLACKROCK GLOBAL          MIST BLACKROCK
                                           RISK BALANCED           TACTICAL STRATEGIES           LARGE CAP CORE
                                        INVESTMENT DIVISION        INVESTMENT DIVISION         INVESTMENT DIVISION
                                    -------------------------- --------------------------- ---------------------------
                                        2012        2011 (b)       2012        2011 (b)        2012          2011
                                    ------------  ------------ ------------  ------------- ------------  -------------

Units beginning of year...........    56,432,487            --   74,095,325             --   20,393,863     20,665,064
Units issued and transferred
   from other funding options.....   100,576,032    57,034,923   91,329,287     75,032,567    1,856,662      3,888,249
Units redeemed and transferred
   to other funding options.......   (7,139,626)     (602,436) (10,151,738)      (937,242)  (3,582,693)    (4,159,450)
                                    ------------  ------------ ------------  ------------- ------------  -------------
Units end of year.................   149,868,893    56,432,487  155,272,874     74,095,325   18,667,832     20,393,863
                                    ============  ============ ============  ============= ============  =============


                                                                                                MIST CLARION
                                           VARIABLE B                 VARIABLE C             GLOBAL REAL ESTATE
                                       INVESTMENT DIVISION        INVESTMENT DIVISION        INVESTMENT DIVISION
                                    -------------------------- -------------------------- --------------------------
                                        2012          2011         2012          2011         2012          2011
                                    ------------  ------------ ------------  ------------ ------------  ------------

Units beginning of year...........        86,527       103,828        6,155         6,244   16,016,738    15,981,514
Units issued and transferred
   from other funding options.....         5,170           850           --            --    2,348,265     3,423,382
Units redeemed and transferred
   to other funding options.......      (12,210)      (18,151)         (11)          (89)  (3,586,719)   (3,388,158)
                                    ------------  ------------ ------------  ------------ ------------  ------------
Units end of year.................        79,487        86,527        6,144         6,155   14,778,284    16,016,738
                                    ============  ============ ============  ============ ============  ============

(a) For the period July 23, 2012 to December 31, 2012.
(b) For the period May 2, 2011 to December 31, 2011.
(c) For the period April 30, 2012 to December 31, 2012.
(d) For the period November 12, 2012 to December 31, 2012.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
              NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



7. SCHEDULES OF UNITS -- (CONTINUED)
   FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011:


                                            MIST DREMAN             MIST HARRIS OAKMARK           MIST INVESCO
                                          SMALL CAP VALUE              INTERNATIONAL        BALANCED-RISK ALLOCATION
                                        INVESTMENT DIVISION         INVESTMENT DIVISION        INVESTMENT DIVISION
                                    --------------------------- --------------------------- ------------------------
                                        2012          2011          2012          2011              2012 (c)
                                    ------------  ------------- ------------  -------------       -------------

Units beginning of year...........     1,077,146        657,621   24,605,233     22,318,089                  --
Units issued and transferred
   from other funding options.....       275,802        635,165    4,633,553      7,985,226         257,675,648
Units redeemed and transferred
   to other funding options.......     (253,881)      (215,640)  (6,664,519)    (5,698,082)         (7,349,767)
                                    ------------  ------------- ------------  -------------       -------------
Units end of year.................     1,099,067      1,077,146   22,574,267     24,605,233         250,325,881
                                    ============  ============= ============  =============       =============


                                          MIST INVESCO                                          MIST JPMORGAN
                                        SMALL CAP GROWTH           MIST JANUS FORTY       GLOBAL ACTIVE ALLOCATION
                                       INVESTMENT DIVISION        INVESTMENT DIVISION        INVESTMENT DIVISION
                                    -------------------------- -------------------------- ------------------------
                                        2012          2011         2012          2011             2012 (c)
                                    ------------  ------------ ------------  ------------      -------------

Units beginning of year...........     2,324,510     2,311,559    2,221,380     2,367,336                 --
Units issued and transferred
   from other funding options.....       470,334       916,018      488,726       604,963        174,607,084
Units redeemed and transferred
   to other funding options.......     (661,911)     (903,067)    (580,951)     (750,919)        (5,332,678)
                                    ------------  ------------ ------------  ------------      -------------
Units end of year.................     2,132,933     2,324,510    2,129,155     2,221,380        169,274,406
                                    ============  ============ ============  ============      =============

                                    MIST LEGG MASON CLEARBRIDGE     MIST LOOMIS SAYLES           MIST LORD ABBETT
                                         AGGRESSIVE GROWTH            GLOBAL MARKETS              BOND DEBENTURE
                                        INVESTMENT DIVISION         INVESTMENT DIVISION         INVESTMENT DIVISION
                                    --------------------------- --------------------------- ---------------------------
                                        2012          2011          2012           2011          2012          2011
                                    ------------- ------------- ------------- ------------- -------------  ------------

Units beginning of year...........     10,567,586     3,935,646     1,855,860     1,021,819    14,072,935    14,565,687
Units issued and transferred
   from other funding options.....      3,135,922     9,744,680       743,857     1,469,364     2,555,225     3,423,502
Units redeemed and transferred
   to other funding options.......    (3,356,948)   (3,112,740)     (665,848)     (635,323)   (3,334,307)   (3,916,254)
                                    ------------- ------------- ------------- ------------- -------------  ------------
Units end of year.................     10,346,560    10,567,586     1,933,869     1,855,860    13,293,853    14,072,935
                                    ============= ============= ============= ============= =============  ============


                                     MIST LORD ABBETT      MIST MET/EATON VANCE          MIST MET/FRANKLIN
                                       MID CAP VALUE           FLOATING RATE                  INCOME
                                    INVESTMENT DIVISION     INVESTMENT DIVISION         INVESTMENT DIVISION
                                    ------------------- --------------------------- ---------------------------
                                          2012 (C)          2012          2011          2012          2011
                                       -------------    ------------  ------------- ------------- -------------

Units beginning of year...........                --         581,745        127,652     7,386,050     5,033,319
Units issued and transferred
   from other funding options.....        20,382,431         300,624        646,952     2,698,163     4,744,184
Units redeemed and transferred
   to other funding options.......       (2,780,163)       (201,745)      (192,859)   (2,405,997)   (2,391,453)
                                       -------------    ------------  ------------- ------------- -------------
Units end of year.................        17,602,268         680,624        581,745     7,678,216     7,386,050
                                       =============    ============  ============= ============= =============

                                         MIST MET/FRANKLIN           MIST MET/FRANKLIN      MIST MET/FRANKLIN TEMPLETON
                                     LOW DURATION TOTAL RETURN         MUTUAL SHARES             FOUNDING STRATEGY
                                        INVESTMENT DIVISION         INVESTMENT DIVISION         INVESTMENT DIVISION
                                    --------------------------- --------------------------- ---------------------------
                                        2012         2011 (b)       2012           2011          2012          2011
                                    ------------- ------------- ------------- ------------- -------------  ------------

Units beginning of year...........        678,926            --     5,791,350     4,333,640     6,295,740     6,203,619
Units issued and transferred
   from other funding options.....      1,682,490       872,602     1,126,555     2,722,869       890,335     1,570,872
Units redeemed and transferred
   to other funding options.......      (857,820)     (193,676)   (1,319,613)   (1,265,159)   (1,069,246)   (1,478,751)
                                    ------------- ------------- ------------- ------------- -------------  ------------
Units end of year.................      1,503,596       678,926     5,598,292     5,791,350     6,116,829     6,295,740
                                    ============= ============= ============= ============= =============  ============


                                        MIST MET/TEMPLETON          MIST MET/TEMPLETON             MIST METLIFE
                                              GROWTH                INTERNATIONAL BOND          AGGRESSIVE STRATEGY
                                        INVESTMENT DIVISION         INVESTMENT DIVISION         INVESTMENT DIVISION
                                    --------------------------- --------------------------- ---------------------------
                                        2012           2011          2012          2011          2012        2011 (b)
                                    ------------- ------------- ------------- ------------- -------------  ------------

Units beginning of year...........      2,619,413     1,927,337       586,262       363,350     9,693,030            --
Units issued and transferred
   from other funding options.....        891,401     1,392,110       190,431       410,962     1,937,566    11,291,503
Units redeemed and transferred
   to other funding options.......      (903,902)     (700,034)     (133,645)     (188,050)   (1,860,800)   (1,598,473)
                                    ------------- ------------- ------------- ------------- -------------  ------------
Units end of year.................      2,606,912     2,619,413       643,048       586,262     9,769,796     9,693,030
                                    ============= ============= ============= ============= =============  ============

                                                                   MIST METLIFE
                                                                    MULTI-INDEX         MIST MFS EMERGING
                                    MIST METLIFE BALANCED PLUS     TARGETED RISK         MARKETS EQUITY
                                        INVESTMENT DIVISION     INVESTMENT DIVISION    INVESTMENT DIVISION
                                    --------------------------- ------------------- --------------------------
                                        2012        2011 (b)         2012 (d)           2012          2011
                                    ------------  -------------    ------------     ------------  ------------

Units beginning of year...........    64,032,367             --              --        4,108,037     2,608,505
Units issued and transferred
   from other funding options.....    89,719,058     64,979,961       6,840,315        1,018,318     2,154,412
Units redeemed and transferred
   to other funding options.......   (7,297,931)      (947,594)        (31,416)        (889,619)     (654,880)
                                    ------------  -------------    ------------     ------------  ------------
Units end of year.................   146,453,494     64,032,367       6,808,899        4,236,736     4,108,037
                                    ============  =============    ============     ============  ============



                                         MIST MFS RESEARCH                                    MIST MORGAN STANLEY
                                           INTERNATIONAL            MIST MLA MID CAP            MID CAP GROWTH
                                        INVESTMENT DIVISION        INVESTMENT DIVISION        INVESTMENT DIVISION
                                    -------------------------- -------------------------- ---------------------------
                                        2012          2011         2012          2011         2012          2011
                                    ------------  ------------ ------------  ------------ ------------  -------------

Units beginning of year...........    19,673,406    20,874,325    4,027,371     4,081,305   23,184,585     24,873,224
Units issued and transferred
   from other funding options.....     2,239,537     3,802,664      575,981       962,912    2,531,911      4,016,812
Units redeemed and transferred
   to other funding options.......   (4,235,096)   (5,003,583)  (1,058,966)   (1,016,846)  (4,741,015)    (5,705,451)
                                    ------------  ------------ ------------  ------------ ------------  -------------
Units end of year.................    17,677,847    19,673,406    3,544,386     4,027,371   20,975,481     23,184,585
                                    ============  ============ ============  ============ ============  =============

(a) For the period July 23, 2012 to December 31, 2012.
(b) For the period May 2, 2011 to December 31, 2011.
(c) For the period April 30, 2012 to December 31, 2012.
(d) For the period November 12, 2012 to December 31, 2012.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
              NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



7. SCHEDULES OF UNITS -- (CONTINUED)
   FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011:


                                      MIST PIMCO INFLATION                                      MIST PIONEER
                                         PROTECTED BOND         MIST PIMCO TOTAL RETURN       STRATEGIC INCOME
                                       INVESTMENT DIVISION        INVESTMENT DIVISION        INVESTMENT DIVISION
                                    -------------------------- -------------------------- --------------------------
                                        2012          2011         2012          2011         2012          2011
                                    ------------  ------------ ------------  ------------ ------------  ------------

Units beginning of year...........    39,768,473    33,648,714   69,538,746    67,513,724    2,135,286     1,345,150
Units issued and transferred
   from other funding options.....    12,798,628    17,584,975   14,884,385    22,014,158      884,420     1,370,699
Units redeemed and transferred
   to other funding options.......  (10,187,550)  (11,465,216) (14,566,447)  (19,989,136)    (565,032)     (580,563)
                                    ------------  ------------ ------------  ------------ ------------  ------------
Units end of year.................    42,379,551    39,768,473   69,856,684    69,538,746    2,454,674     2,135,286
                                    ============  ============ ============  ============ ============  ============


                                           MIST PYRAMIS                                       MIST SCHRODERS
                                         GOVERNMENT INCOME          MIST RCM TECHNOLOGY     GLOBAL MULTI-ASSET
                                        INVESTMENT DIVISION         INVESTMENT DIVISION     INVESTMENT DIVISION
                                    --------------------------- --------------------------- -------------------
                                         2012        2011 (b)       2012           2011          2012 (c)
                                    ------------- ------------- ------------- -------------    ------------

Units beginning of year...........     18,617,176            --    21,582,783    21,798,046              --
Units issued and transferred
   from other funding options.....     42,564,339    19,525,713     5,128,162     9,310,510     125,006,866
Units redeemed and transferred
   to other funding options.......    (6,371,812)     (908,537)   (7,185,657)   (9,525,773)     (3,384,417)
                                    ------------- ------------- ------------- -------------    ------------
Units end of year.................     54,809,703    18,617,176    19,525,288    21,582,783     121,622,449
                                    ============= ============= ============= =============    ============

                                       MIST SSGA GROWTH AND                                    MIST T. ROWE PRICE
                                            INCOME ETF            MIST SSGA GROWTH ETF           MID CAP GROWTH
                                        INVESTMENT DIVISION        INVESTMENT DIVISION         INVESTMENT DIVISION
                                    -------------------------- --------------------------- ---------------------------
                                        2012          2011         2012          2011          2012          2011
                                    ------------  ------------ ------------  ------------- ------------  -------------

Units beginning of year...........    69,044,794    49,243,201    8,738,265      7,423,121   28,074,170     26,424,580
Units issued and transferred
   from other funding options.....     9,650,667    27,020,206    3,233,040      4,159,250    5,030,132      9,489,958
Units redeemed and transferred
   to other funding options.......   (8,489,812)   (7,218,613)  (2,649,622)    (2,844,106)  (6,333,801)    (7,840,368)
                                    ------------  ------------ ------------  ------------- ------------  -------------
Units end of year.................    70,205,649    69,044,794    9,321,683      8,738,265   26,770,501     28,074,170
                                    ============  ============ ============  ============= ============  =============


                                        MIST THIRD AVENUE         MSF BAILLIE GIFFORD        MSF BARCLAYS CAPITAL
                                         SMALL CAP VALUE          INTERNATIONAL STOCK        AGGREGATE BOND INDEX
                                       INVESTMENT DIVISION        INVESTMENT DIVISION         INVESTMENT DIVISION
                                    -------------------------- -------------------------- ---------------------------
                                        2012          2011         2012          2011          2012          2011
                                    ------------  ------------ ------------  ------------ -------------  ------------

Units beginning of year...........       611,373       553,242   14,325,010    15,081,511    67,360,242    67,541,233
Units issued and transferred
   from other funding options.....       138,841       139,572    1,353,198     2,223,813    14,038,032    17,480,170
Units redeemed and transferred
   to other funding options.......      (99,475)      (81,441)  (2,933,480)   (2,980,314)  (13,722,960)  (17,661,161)
                                    ------------  ------------ ------------  ------------ -------------  ------------
Units end of year.................       650,739       611,373   12,744,728    14,325,010    67,675,314    67,360,242
                                    ============  ============ ============  ============ =============  ============

                                           MSF BLACKROCK               MSF BLACKROCK               MSF BLACKROCK
                                         AGGRESSIVE GROWTH              BOND INCOME                 DIVERSIFIED
                                        INVESTMENT DIVISION         INVESTMENT DIVISION         INVESTMENT DIVISION
                                    --------------------------- --------------------------- ---------------------------
                                        2012           2011          2012          2011         2012          2011
                                    -------------  ------------ -------------  ------------ ------------  -------------

Units beginning of year...........     12,356,496    13,591,177    13,863,749    14,977,082   18,361,628     20,865,957
Units issued and transferred
   from other funding options.....        838,461     1,304,655     1,718,390     2,235,579      784,232        845,517
Units redeemed and transferred
   to other funding options.......    (2,006,067)   (2,539,336)   (2,665,723)   (3,348,912)  (2,668,427)    (3,349,846)
                                    -------------  ------------ -------------  ------------ ------------  -------------
Units end of year.................     11,188,890    12,356,496    12,916,416    13,863,749   16,477,433     18,361,628
                                    =============  ============ =============  ============ ============  =============


                                           MSF BLACKROCK           MSF BLACKROCK LEGACY            MSF BLACKROCK
                                          LARGE CAP VALUE            LARGE CAP GROWTH              MONEY MARKET
                                        INVESTMENT DIVISION         INVESTMENT DIVISION         INVESTMENT DIVISION
                                    --------------------------- --------------------------- ---------------------------
                                        2012          2011          2012           2011         2012           2011
                                    ------------  ------------- ------------- ------------- -------------  ------------

Units beginning of year...........    18,527,061     17,848,335    10,497,393    10,566,230     7,581,515     7,489,620
Units issued and transferred
   from other funding options.....     3,128,157      5,752,391     1,159,171     2,872,411     3,155,623     5,471,086
Units redeemed and transferred
   to other funding options.......   (4,131,615)    (5,073,665)   (2,143,017)   (2,941,248)   (4,155,109)   (5,379,191)
                                    ------------  ------------- ------------- ------------- -------------  ------------
Units end of year.................    17,523,603     18,527,061     9,513,547    10,497,393     6,582,029     7,581,515
                                    ============  ============= ============= ============= =============  ============


                                      MSF DAVIS VENTURE VALUE      MSF FI VALUE LEADERS         MSF JENNISON GROWTH
                                        INVESTMENT DIVISION         INVESTMENT DIVISION         INVESTMENT DIVISION
                                    --------------------------- --------------------------- ---------------------------
                                         2012          2011         2012          2011          2012           2011
                                    -------------  ------------ ------------  ------------- ------------- -------------

Units beginning of year...........     23,022,534    24,503,478    4,767,521      5,386,863    15,846,735    12,651,183
Units issued and transferred
   from other funding options.....      1,831,314     3,657,253      320,195        519,911    15,949,377     8,635,917
Units redeemed and transferred
   to other funding options.......    (4,070,617)   (5,138,197)    (892,353)    (1,139,253)   (7,622,847)   (5,440,365)
                                    -------------  ------------ ------------  ------------- ------------- -------------
Units end of year.................     20,783,231    23,022,534    4,195,363      4,767,521    24,173,265    15,846,735
                                    =============  ============ ============  ============= ============= =============


                                         MSF LOOMIS SAYLES           MSF LOOMIS SAYLES            MSF MET/ARTISAN
                                          SMALL CAP CORE             SMALL CAP GROWTH              MID CAP VALUE
                                        INVESTMENT DIVISION         INVESTMENT DIVISION         INVESTMENT DIVISION
                                    --------------------------- --------------------------- ---------------------------
                                        2012           2011          2012          2011         2012          2011
                                    ------------- ------------- -------------  ------------ ------------  -------------

Units beginning of year...........      7,753,152     8,483,306     4,424,648     4,256,184    9,138,238     10,171,808
Units issued and transferred
   from other funding options.....        630,485     1,299,042       561,427     1,809,520      966,064      1,286,453
Units redeemed and transferred
   to other funding options.......    (1,630,151)   (2,029,196)   (1,333,869)   (1,641,056)  (2,021,989)    (2,320,023)
                                    ------------- ------------- -------------  ------------ ------------  -------------
Units end of year.................      6,753,486     7,753,152     3,652,206     4,424,648    8,082,313      9,138,238
                                    ============= ============= =============  ============ ============  =============

(a) For the period July 23, 2012 to December 31, 2012.
(b) For the period May 2, 2011 to December 31, 2011.
(c) For the period April 30, 2012 to December 31, 2012.
(d) For the period November 12, 2012 to December 31, 2012.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
              NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



7. SCHEDULES OF UNITS -- (CONCLUDED)
   FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011:


                                       MSF MET/DIMENSIONAL             MSF METLIFE          MSF METLIFE CONSERVATIVE
                                   INTERNATIONAL SMALL COMPANY   CONSERVATIVE ALLOCATION     TO MODERATE ALLOCATION
                                       INVESTMENT DIVISION         INVESTMENT DIVISION         INVESTMENT DIVISION
                                   --------------------------- --------------------------- ---------------------------
                                        2012          2011         2012           2011         2012          2011
                                    ------------  ------------ -------------  ------------ ------------- -------------

Units beginning of year...........       284,129       194,434    40,920,905    34,931,385   105,687,728    92,893,969
Units issued and transferred
   from other funding options.....        76,259       173,804    10,391,240    15,179,052    15,333,313    29,413,098
Units redeemed and transferred
   to other funding options.......      (76,859)      (84,109)   (7,870,981)   (9,189,532)  (15,896,985)  (16,619,339)
                                    ------------  ------------ -------------  ------------ ------------- -------------
Units end of year.................       283,529       284,129    43,441,164    40,920,905   105,124,056   105,687,728
                                    ============  ============ =============  ============ ============= =============


                                          MSF METLIFE                 MSF METLIFE            MSF METLIFE MODERATE
                                      MID CAP STOCK INDEX         MODERATE ALLOCATION      TO AGGRESSIVE ALLOCATION
                                      INVESTMENT DIVISION         INVESTMENT DIVISION         INVESTMENT DIVISION
                                   -------------------------- --------------------------- ---------------------------
                                       2012          2011          2012          2011         2012          2011
                                   ------------  ------------ ------------- ------------- ------------- -------------

Units beginning of year...........   23,078,700    23,301,277   307,124,843   270,336,724   136,308,678   138,767,656
Units issued and transferred
   from other funding options.....    3,950,201     6,331,509    27,022,083    75,515,483    11,376,066    15,206,687
Units redeemed and transferred
   to other funding options.......  (5,135,519)   (6,554,086)  (35,328,087)  (38,727,364)  (18,288,367)  (17,665,665)
                                   ------------  ------------ ------------- ------------- ------------- -------------
Units end of year.................   21,893,382    23,078,700   298,818,839   307,124,843   129,396,377   136,308,678
                                   ============  ============ ============= ============= ============= =============


                                      MSF METLIFE STOCK INDEX      MSF MFS TOTAL RETURN            MSF MFS VALUE
                                        INVESTMENT DIVISION         INVESTMENT DIVISION         INVESTMENT DIVISION
                                    --------------------------- --------------------------- ---------------------------
                                        2012          2011          2012          2011          2012          2011
                                    ------------  ------------- ------------  ------------- ------------  -------------

Units beginning of year...........    64,969,064     69,017,391    6,944,475      7,658,769   22,395,513     23,312,590
Units issued and transferred
   from other funding options.....     6,623,452      9,598,802      547,775        634,545    3,611,574      4,671,544
Units redeemed and transferred
   to other funding options.......  (12,419,465)   (13,647,129)  (1,513,754)    (1,348,839)  (4,975,142)    (5,588,621)
                                    ------------  ------------- ------------  ------------- ------------  -------------
Units end of year.................    59,173,051     64,969,064    5,978,496      6,944,475   21,031,945     22,395,513
                                    ============  ============= ============  ============= ============  =============


                                                                      MSF NEUBERGER             MSF OPPENHEIMER
                                        MSF MSCI EAFE INDEX          BERMAN GENESIS              GLOBAL EQUITY
                                        INVESTMENT DIVISION        INVESTMENT DIVISION        INVESTMENT DIVISION
                                    -------------------------- -------------------------- --------------------------
                                        2012          2011         2012          2011         2012          2011
                                    ------------  ------------ ------------  ------------ ------------  ------------

Units beginning of year...........    38,516,192    36,009,259   16,685,101    18,897,311   11,458,967    11,471,149
Units issued and transferred
   from other funding options.....     6,587,704     9,430,480    1,474,144     1,954,420    1,481,210     2,552,540
Units redeemed and transferred
   to other funding options.......   (8,385,196)   (6,923,547)  (3,437,634)   (4,166,630)  (2,535,408)   (2,564,722)
                                    ------------  ------------ ------------  ------------ ------------  ------------
Units end of year.................    36,718,700    38,516,192   14,721,611    16,685,101   10,404,769    11,458,967
                                    ============  ============ ============  ============ ============  ============


                                                                     MSF T. ROWE PRICE           MSF T. ROWE PRICE
                                      MSF RUSSELL 2000 INDEX         LARGE CAP GROWTH            SMALL CAP GROWTH
                                        INVESTMENT DIVISION         INVESTMENT DIVISION         INVESTMENT DIVISION
                                    --------------------------- --------------------------- ---------------------------
                                        2012          2011          2012          2011          2012          2011
                                    ------------  ------------- ------------  ------------- ------------- -------------

Units beginning of year...........    14,971,453     15,715,274   12,337,838     13,494,657    14,031,031    14,000,629
Units issued and transferred
   from other funding options.....     3,097,031      3,866,036    2,965,900      2,183,137     2,267,606     4,272,993
Units redeemed and transferred
   to other funding options.......   (4,048,298)    (4,609,857)  (3,516,345)    (3,339,956)   (3,144,024)   (4,242,591)
                                    ------------  ------------- ------------  ------------- ------------- -------------
Units end of year.................    14,020,186     14,971,453   11,787,393     12,337,838    13,154,613    14,031,031
                                    ============  ============= ============  ============= ============= =============


                                                                    MSF WESTERN ASSET             MSF WESTERN
                                        MSF VAN ECK GLOBAL        MANAGEMENT STRATEGIC         ASSET MANAGEMENT
                                         NATURAL RESOURCES         BOND OPPORTUNITIES           U.S. GOVERNMENT
                                        INVESTMENT DIVISION        INVESTMENT DIVISION        INVESTMENT DIVISION
                                    -------------------------- -------------------------- --------------------------
                                        2012          2011         2012          2011         2012          2011
                                    ------------  ------------ ------------  ------------ ------------  ------------

Units beginning of year...........     2,291,756     1,309,383   11,333,345    13,288,962   14,053,184    15,023,442
Units issued and transferred
   from other funding options.....       905,275     1,504,512    1,681,775     1,681,261    2,410,173     3,579,419
Units redeemed and transferred
   to other funding options.......     (585,357)     (522,139)  (2,669,330)   (3,636,878)  (3,314,841)   (4,549,677)
                                    ------------  ------------ ------------  ------------ ------------  ------------
Units end of year.................     2,611,674     2,291,756   10,345,790    11,333,345   13,148,516    14,053,184
                                    ============  ============ ============  ============ ============  ============

                                          MSF ZENITH EQUITY
                                         INVESTMENT DIVISION
                                     ---------------------------
                                         2012           2011
                                     ------------- -------------

Units beginning of year............      3,127,103     3,651,183
Units issued and transferred
   from other funding options......        144,946       133,676
Units redeemed and transferred
   to other funding options........      (614,929)     (657,756)
                                     ------------- -------------
Units end of year..................      2,657,120     3,127,103
                                     ============= =============

(a) For the period July 23, 2012 to December 31, 2012.
(b) For the period May 2, 2011 to December 31, 2011.
(c) For the period April 30, 2012 to December 31, 2012.
(d) For the period November 12, 2012 to December 31, 2012.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
              NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8. FINANCIAL HIGHLIGHTS


The Company sells a number of variable annuity products which have unique combinations of features and fees, some of which directly affect the unit values of the Investment Divisions. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns.

The following table is a summary of unit values and units outstanding for the Contracts, net investment income ratios, and expense ratios, excluding expenses for the underlying fund, series, or portfolio, for the respective stated periods in the five years ended December 31, 2012:

                                                                 AS OF DECEMBER 31
                                                 --------------------------------------------------
                                                                    UNIT VALUE
                                                                     LOWEST TO            NET
                                                     UNITS          HIGHEST ($)       ASSETS ($)
                                                 -------------   ----------------   ---------------
  American Funds Bond                      2012      7,263,481      15.00 - 20.21       128,509,424
     Investment Division                   2011      7,776,072      14.60 - 19.30       132,354,078
                                           2010      8,896,331      14.11 - 18.31       144,729,120
                                           2009      9,420,222      13.60 - 17.31       146,076,081
                                           2008      9,086,361      12.39 - 15.47       126,975,777

  American Funds Global Small              2012     18,635,787       2.81 - 31.78       512,261,353
     Capitalization Investment             2011     20,869,442       2.41 - 27.10       488,925,353
     Division                              2010     21,870,431       3.03 - 33.77       638,167,766
                                           2009     22,146,914       2.52 - 27.79       528,416,498
                                           2008     21,297,918       1.59 - 17.36       315,284,802

  American Funds Growth                    2012      6,029,312     15.10 - 207.87       978,263,065
     Investment Division                   2011      6,775,576     12.97 - 177.66       943,068,284
                                           2010      7,571,854     13.72 - 186.99     1,104,322,652
                                           2009      8,261,553     11.70 - 158.74     1,020,275,073
                                           2008      8,477,946      8.50 - 114.72       752,066,110

  American Funds                           2012      6,519,347     11.07 - 141.56       728,354,448
     Growth-Income Investment              2011      7,279,154      9.58 - 121.41       689,767,422
     Division                              2010      7,599,619      9.91 - 124.60       738,591,508
                                           2009      7,531,106      9.04 - 112.66       664,724,752
                                           2008      7,608,552       7.00 - 86.49       510,830,623

  Calvert VP SRI Balanced                  2012      1,676,537      24.33 - 32.31        51,646,891
     Investment Division                   2011      1,762,417      22.36 - 29.60        49,903,373
                                           2010      1,850,748      21.72 - 28.66        50,866,287
                                           2009      1,901,894      19.68 - 25.89        47,408,049
                                           2008      1,958,099      15.95 - 20.92        39,625,750

  Calvert VP SRI Mid Cap                   2012        319,337      38.64 - 38.65        12,341,511
     Growth Investment Division            2011        338,107      33.41 - 33.42        11,298,697
                                           2010        371,121      32.96 - 32.97        12,234,406
                                           2009        370,911              25.31         9,388,607
                                           2008        377,930              19.35         7,315,009

  Fidelity VIP Equity-Income               2012      3,911,529       6.34 - 51.32        81,994,570
     Investment Division                   2011      4,479,503       5.48 - 44.17        78,185,094
                                           2010      5,189,262       5.50 - 44.15        91,649,413
                                           2009      6,023,263       4.84 - 38.71        88,951,615
                                           2008      7,160,081       3.77 - 30.01        77,071,469

  Fidelity VIP FundsManager                2012      2,486,441      11.31 - 11.42        28,315,173
     50% Investment Division
     (Commenced 7/23/2012)

                                                            FOR THE YEAR ENDED DECEMBER 31
                                                 ------------------------------------------------------
                                                  INVESTMENT(1)   EXPENSE RATIO(2)     TOTAL RETURN(3)
                                                     INCOME           LOWEST TO           LOWEST TO
                                                    RATIO (%)        HIGHEST (%)         HIGHEST (%)
                                                 --------------  -----------------   ------------------
  American Funds Bond                      2012        2.43          0.50 - 2.55            2.71 - 4.69
     Investment Division                   2011        2.88          0.50 - 2.55            3.44 - 5.42
                                           2010        2.96          0.50 - 2.55            3.76 - 5.75
                                           2009        3.27          0.50 - 2.55           9.76 - 11.88
                                           2008        5.10          0.50 - 2.30       (11.63) - (9.95)

  American Funds Global Small              2012        1.34          0.50 - 2.55          15.19 - 17.41
     Capitalization Investment             2011        1.34          0.50 - 2.55      (21.18) - (19.67)
     Division                              2010        1.73          0.50 - 2.55          19.33 - 21.62
                                           2009        0.29          0.50 - 2.55          57.24 - 60.26
                                           2008          --          0.50 - 2.30      (54.18) - (53.87)

  American Funds Growth                    2012        0.78          0.50 - 2.55          14.91 - 17.13
     Investment Division                   2011        0.60          0.50 - 2.55        (6.68) - (4.89)
                                           2010        0.71          0.50 - 2.55          15.70 - 17.91
                                           2009        0.67          0.50 - 2.55          35.90 - 38.52
                                           2008        0.81          0.50 - 2.30      (44.66) - (44.39)

  American Funds                           2012        1.59          0.50 - 2.55          14.51 - 16.72
     Growth-Income Investment              2011        1.54          0.50 - 2.55        (4.30) - (2.47)
     Division                              2010        1.51          0.50 - 2.55           8.62 - 10.71
                                           2009        1.65          0.50 - 2.55          27.94 - 30.40
                                           2008        1.67          0.50 - 2.30      (38.81) - (38.31)

  Calvert VP SRI Balanced                  2012        1.21          0.50 - 1.55            8.80 - 9.96
     Investment Division                   2011        1.29          0.50 - 1.55            2.96 - 4.04
                                           2010        1.43          0.50 - 1.55          10.37 - 11.54
                                           2009        2.21          0.50 - 1.55          23.36 - 24.67
                                           2008        2.49          0.50 - 1.55      (32.39) - (32.17)

  Calvert VP SRI Mid Cap                   2012          --                 0.95                  15.65
     Growth Investment Division            2011          --                 0.95                   1.37
                                           2010          --                 0.95                  30.24
                                           2009          --                 0.95          30.77 - 30.78
                                           2008          --          0.95 - 1.35                (37.80)

  Fidelity VIP Equity-Income               2012        3.08          0.95 - 1.35          15.73 - 16.20
     Investment Division                   2011        2.34          0.95 - 1.35          (0.38) - 0.03
                                           2010        1.80          0.95 - 1.35          13.62 - 14.07
                                           2009        2.29          0.95 - 1.35          28.45 - 28.99
                                           2008        2.30          0.95 - 1.35      (43.39) - (43.20)

  Fidelity VIP FundsManager                2012        2.68          1.90 - 2.05            4.04 - 4.11
     50% Investment Division
     (Commenced 7/23/2012)

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
              NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8. FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                                 AS OF DECEMBER 31
                                                 --------------------------------------------------
                                                                    UNIT VALUE
                                                                     LOWEST TO             NET
                                                     UNITS          HIGHEST ($)        ASSETS ($)
                                                 -------------   -----------------  ---------------
  Fidelity VIP FundsManager                2012     24,954,232       10.37 - 10.45      260,007,961
     60% Investment Division               2011     20,820,080         9.48 - 9.54      198,202,397
     (Commenced 10/15/2009)                2010     10,055,976         9.88 - 9.93       99,633,507
                                           2009         28,017         8.87 - 8.90          248,942

  Fidelity VIP Growth                      2012      1,633,959       47.61 - 47.62       77,803,882
     Investment Division                   2011      1,783,529               41.91       74,754,203
                                           2010      2,111,729       42.22 - 42.23       89,166,883
                                           2009      2,292,307       34.32 - 34.33       78,687,001
                                           2008      2,438,573               27.01       65,868,936

  Fidelity VIP Investment                  2012        686,159       32.46 - 32.47       22,278,308
     Grade Bond                            2011        691,358               30.95       21,398,778
     Investment Division                   2010        761,081               29.11       22,154,719
                                           2009        794,594               27.26       21,659,031
                                           2008        730,222               23.78       17,363,022

  Fidelity VIP Money Market                2012        548,892       10.71 - 16.72        8,724,752
     Investment Division                   2011        786,743       10.92 - 16.86       12,168,038
                                           2010        766,151       11.14 - 17.00       12,251,820
                                           2009        942,138       11.34 - 17.12       15,639,330
                                           2008        864,063               17.15       14,823,280

  MIST AllianceBernstein                   2012    110,036,076       10.41 - 10.61    1,165,993,492
     Global Dynamic Allocation             2011     49,226,036         9.70 - 9.75      479,791,726
     Investment Division
     (Commenced 5/2/2011)

  MIST American Funds                      2012     63,563,060       10.24 - 11.22      683,639,223
     Balanced Allocation                   2011     64,521,397         9.23 - 9.92      618,948,646
     Investment Division                   2010     54,397,965        9.65 - 10.17      539,848,602
     (Commenced 4/28/2008)                 2009     30,034,186         8.81 - 9.11      269,080,901
                                           2008      9,087,721         6.97 - 7.06       63,741,086

  MIST American Funds Bond                 2012      7,951,315       10.74 - 11.31       89,292,265
     Investment Division                   2011      7,359,866       10.47 - 10.90       79,806,796
     (Commenced 11/7/2008                  2010      5,961,314       10.12 - 10.43       61,894,293
     and began transactions in 2009)       2009      1,987,475         9.79 - 9.94       19,704,304

  MIST American Funds Growth               2012     32,742,900        9.70 - 10.56      333,268,561
     Allocation Investment                 2011     34,204,304         8.55 - 9.14      303,484,652
     Division                              2010     35,239,687         9.18 - 9.64      332,353,082
     (Commenced 4/28/2008)                 2009     32,850,723         8.28 - 8.54      276,545,341
                                           2008     15,561,108         6.32 - 6.40       99,006,699

  MIST American Funds Growth               2012     30,680,594        9.63 - 10.14      309,469,419
     Investment Division                   2011     30,941,763         8.39 - 8.74      269,245,330
     (Commenced 11/7/2008                  2010     21,779,384         9.00 - 9.27      201,192,477
     and began transactions in 2009)       2009      8,205,983         7.78 - 7.92       64,876,014

  MIST American Funds                      2012     82,535,523       10.49 - 11.42      908,733,316
     Moderate Allocation                   2011     85,202,020        9.69 - 10.36      857,229,344
     Investment Division                   2010     75,010,392        9.89 - 10.39      762,782,012
     (Commenced 4/28/2008)                 2009     46,032,309         9.21 - 9.50      431,332,093
                                           2008     15,201,857         7.64 - 7.74      116,911,851

                                                           FOR THE YEAR ENDED DECEMBER 31
                                                 -----------------------------------------------------
                                                 INVESTMENT(1)   EXPENSE RATIO(2)     TOTAL RETURN(3)
                                                    INCOME           LOWEST TO           LOWEST TO
                                                   RATIO (%)        HIGHEST (%)         HIGHEST (%)
                                                 -------------   ----------------    -----------------
  Fidelity VIP FundsManager                2012       1.50           1.90 - 2.05           9.33 - 9.49
     60% Investment Division               2011       1.89           1.90 - 2.05       (4.01) - (3.87)
     (Commenced 10/15/2009)                2010       2.44           1.90 - 2.05         11.32 - 11.49
                                           2009       1.19           1.90 - 2.05           0.07 - 0.09

  Fidelity VIP Growth                      2012       0.58                  0.95         13.60 - 13.61
     Investment Division                   2011       0.34                  0.95                (0.74)
                                           2010       0.28                  0.95         23.00 - 23.01
                                           2009       0.45                  0.95         27.08 - 27.09
                                           2008       0.78           0.95 - 1.35               (47.67)

  Fidelity VIP Investment                  2012       2.35                  0.95                  4.90
     Grade Bond                            2011       3.16                  0.95           6.32 - 6.33
     Investment Division                   2010       3.50                  0.95                  6.79
                                           2009       8.79                  0.95         14.63 - 14.64
                                           2008       4.32           0.95 - 1.35                (4.15)

  Fidelity VIP Money Market                2012       0.13           0.95 - 2.05       (1.93) - (0.81)
     Investment Division                   2011       0.10           0.95 - 2.05       (1.94) - (0.83)
                                           2010       0.17           0.95 - 2.05       (1.82) - (0.70)
                                           2009       0.72           0.95 - 2.05       (0.39) - (0.22)
                                           2008       3.01           0.95 - 1.35                  2.08

  MIST AllianceBernstein                   2012       0.09           1.15 - 2.30           2.79 - 8.82
     Global Dynamic Allocation             2011       0.98           1.15 - 2.00       (3.01) - (2.47)
     Investment Division
     (Commenced 5/2/2011)

  MIST American Funds                      2012       1.68           0.50 - 2.30         10.93 - 13.06
     Balanced Allocation                   2011       1.26           0.50 - 2.30       (4.34) - (2.43)
     Investment Division                   2010       1.00           0.50 - 2.30          9.61 - 11.67
     (Commenced 4/28/2008)                 2009         --           0.50 - 2.30         26.39 - 29.21
                                           2008       6.96           0.50 - 2.30     (30.30) - (29.40)

  MIST American Funds Bond                 2012       2.55           1.15 - 2.25           2.57 - 3.71
     Investment Division                   2011       2.15           1.15 - 2.25           3.44 - 4.58
     (Commenced 11/7/2008                  2010       1.53           1.15 - 2.25           3.74 - 4.89
     and began transactions in 2009)       2009         --           1.15 - 2.05          9.85 - 10.84

  MIST American Funds Growth               2012       1.20           0.50 - 2.30         13.50 - 15.58
     Allocation Investment                 2011       1.12           0.50 - 2.30       (6.89) - (5.21)
     Division                              2010       0.88           0.50 - 2.30         10.91 - 12.92
     (Commenced 4/28/2008)                 2009         --           0.50 - 2.30         31.00 - 33.36
                                           2008       7.24           0.50 - 2.30     (36.80) - (36.00)

  MIST American Funds Growth               2012       0.32           1.15 - 2.25         14.79 - 16.06
     Investment Division                   2011       0.34           1.15 - 2.25       (6.71) - (5.69)
     (Commenced 11/7/2008                  2010       0.18           1.15 - 2.25         15.69 - 16.97
     and began transactions in 2009)       2009         --           1.15 - 2.25         35.80 - 37.30

  MIST American Funds                      2012       2.04           0.50 - 2.30          8.31 - 10.28
     Moderate Allocation                   2011       1.54           0.50 - 2.30       (2.08) - (0.31)
     Investment Division                   2010       1.41           0.50 - 2.30           7.40 - 9.36
     (Commenced 4/28/2008)                 2009         --           0.50 - 2.30         20.59 - 22.79
                                           2008       6.90           0.50 - 2.30     (23.60) - (22.60)

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
              NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8. FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                                 AS OF DECEMBER 31
                                                 --------------------------------------------------
                                                                    UNIT VALUE
                                                                     LOWEST TO             NET
                                                     UNITS          HIGHEST ($)        ASSETS ($)
                                                 -------------   -----------------  ---------------
  MIST AQR Global Risk                     2012    149,868,893       11.38 - 11.61    1,737,315,768
     Balanced Investment Division          2011     56,432,487       10.56 - 10.62      599,167,858
     (Commenced 5/2/2011)

  MIST BlackRock Global                    2012    155,272,874       10.17 - 10.34    1,603,180,946
     Tactical Strategies                   2011     74,095,325         9.53 - 9.58      709,763,094
     Investment Division
     (Commenced 5/2/2011)

  MIST BlackRock Large Cap                 2012     18,667,832        7.12 - 91.54      616,700,346
     Core Investment Division              2011     20,393,863        6.37 - 81.12      607,789,646
                                           2010     20,665,064        6.44 - 81.32      657,439,675
                                           2009     21,088,063        5.80 - 72.68      639,219,543
                                           2008     22,354,205        4.93 - 61.28      589,682,261

  Variable B Investment                    2012         79,487      46.73 - 164.31       12,413,480
     Division                              2011         86,527      39.85 - 145.99       12,494,159
                                           2010        103,828      39.93 - 146.66       14,265,716
                                           2009        122,189      35.69 - 131.40       15,078,294
                                           2008        142,021      30.10 - 111.12       14,787,926

  Variable C Investment                    2012          6,144     164.31 - 213.98        1,223,254
     Division                              2011          6,155     145.99 - 188.23        1,080,417
                                           2010          6,244     146.66 - 187.23        1,092,411
                                           2009          6,758     131.40 - 166.08        1,044,718
                                           2008          9,309     111.12 - 139.06        1,191,340

  MIST Clarion Global Real                 2012     14,778,284        2.89 - 17.84      245,411,646
     Estate Investment Division            2011     16,016,738        2.31 - 14.23      213,895,843
                                           2010     15,981,514        2.46 - 15.15      228,566,225
                                           2009     16,166,181        2.14 - 13.11      201,669,413
                                           2008     16,424,718         1.60 - 9.78      154,233,055

  MIST Dreman Small Cap Value              2012      1,099,067       14.06 - 15.07       16,406,071
     Investment Division                   2011      1,077,146       12.44 - 13.21       14,113,642
     (Commenced 11/7/2008                  2010        657,621       14.17 - 14.91        9,722,885
     and began transactions in 2009)       2009        238,413       12.13 - 12.65        2,992,834

  MIST Harris Oakmark                      2012     22,574,267        2.19 - 23.79      476,492,534
     International Investment              2011     24,605,233        1.71 - 18.49      402,888,469
     Division                              2010     22,318,089        2.02 - 21.68      422,198,591
                                           2009     18,765,510        1.76 - 18.71      304,862,337
                                           2008     16,641,709        1.15 - 12.13      169,380,762

  MIST Invesco Balanced-Risk               2012    250,325,881         1.04 - 1.05      262,571,091
     Allocation Investment Division
     (Commenced 4/30/2012)

  MIST Invesco Small Cap                   2012      2,132,933        1.82 - 20.01       38,202,816
     Growth Investment Division            2011      2,324,510        1.56 - 17.01       35,466,935
                                           2010      2,311,559        1.60 - 17.28       34,771,690
                                           2009      2,575,281        1.28 - 13.77       30,768,907
                                           2008      2,229,587        0.97 - 10.34       19,921,697

                                                           FOR THE YEAR ENDED DECEMBER 31
                                                 -----------------------------------------------------
                                                 INVESTMENT(1)   EXPENSE RATIO(2)     TOTAL RETURN(3)
                                                    INCOME           LOWEST TO           LOWEST TO
                                                   RATIO (%)        HIGHEST (%)         HIGHEST (%)
                                                 -------------   ----------------    -----------------
  MIST AQR Global Risk                     2012       0.40           1.15 - 2.30           3.03 - 9.29
     Balanced Investment Division          2011       3.41           1.15 - 2.00           2.12 - 2.70
     (Commenced 5/2/2011)

  MIST BlackRock Global                    2012         --           1.15 - 2.15           6.81 - 7.89
     Tactical Strategies                   2011       1.51           1.15 - 2.00       (4.68) - (4.14)
     Investment Division
     (Commenced 5/2/2011)

  MIST BlackRock Large Cap                 2012       1.18           0.42 - 2.22        (0.33) - 12.84
     Core Investment Division              2011       1.10         (0.08) - 2.30         (2.02) - 0.54
                                           2010       1.33         (0.08) - 2.30          9.90 - 12.73
                                           2009       1.76           0.50 - 2.30         16.49 - 18.60
                                           2008       0.68           0.50 - 2.30     (38.14) - (36.07)

  Variable B Investment                    2012       1.22         (0.08) - 0.92         12.55 - 17.29
     Division                              2011       1.12         (0.08) - 1.00       (0.46) - (0.21)
                                           2010       1.36         (0.08) - 1.00         11.62 - 11.89
                                           2009       1.65                  1.00         18.25 - 18.55
                                           2008       0.71                  1.00     (37.74) - (37.59)

  Variable C Investment                    2012       1.19         (0.08) - 0.92         12.55 - 13.68
     Division                              2011       1.10         (0.08) - 1.00         (0.46) - 0.54
                                           2010       1.37         (0.08) - 1.00         11.62 - 12.73
                                           2009       1.62                  1.00         18.25 - 19.43
                                           2008       0.73                  1.00     (37.74) - (37.12)

  MIST Clarion Global Real                 2012       2.07           0.50 - 2.30         23.11 - 25.48
     Estate Investment Division            2011       3.87           0.50 - 2.30       (7.73) - (5.89)
                                           2010       8.23           0.50 - 2.30         13.47 - 15.53
                                           2009       3.29           0.50 - 2.30         31.67 - 34.24
                                           2008       1.70           0.50 - 2.30     (42.03) - (41.96)

  MIST Dreman Small Cap Value              2012       0.63           1.15 - 2.05         13.01 - 14.03
     Investment Division                   2011       1.42           1.15 - 2.05     (12.18) - (11.38)
     (Commenced 11/7/2008                  2010       0.58           1.15 - 2.05         16.83 - 17.89
     and began transactions in 2009)       2009       0.18           1.15 - 2.05         26.17 - 27.30

  MIST Harris Oakmark                      2012       1.61           0.50 - 2.30         26.30 - 28.63
     International Investment              2011         --           0.50 - 2.30     (16.20) - (14.54)
     Division                              2010       1.89           0.50 - 2.30         13.77 - 15.92
                                           2009       7.37           0.50 - 2.30         51.54 - 54.46
                                           2008       1.70           0.50 - 2.30     (41.62) - (41.17)

  MIST Invesco Balanced-Risk               2012       0.62           1.15 - 2.30           3.06 - 3.86
     Allocation Investment Division
     (Commenced 4/30/2012)

  MIST Invesco Small Cap                   2012         --           0.50 - 2.30         15.53 - 17.64
     Growth Investment Division            2011         --           0.50 - 2.30       (3.33) - (1.57)
                                           2010         --           0.50 - 2.30         23.32 - 25.55
                                           2009         --           0.50 - 2.30         30.78 - 33.15
                                           2008         --           0.50 - 2.30     (39.75) - (39.03)

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
              NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8. FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                                 AS OF DECEMBER 31
                                                 --------------------------------------------------
                                                                    UNIT VALUE
                                                                     LOWEST TO             NET
                                                     UNITS          HIGHEST ($)        ASSETS ($)
                                                 -------------   -----------------  ---------------
  MIST Janus Forty Investment              2012      2,129,155     129.79 - 331.03      379,819,842
     Division                              2011      2,221,380     108.42 - 271.25      326,899,919
                                           2010      2,367,336     119.99 - 294.59      380,880,175
                                           2009      2,084,776     112.23 - 270.33      309,364,810
                                           2008      1,337,831      80.39 - 175.43      140,033,926

  MIST JPMorgan Global Active              2012    169,274,406                1.05      177,914,120
     Allocation Investment Division
     (Commenced 4/30/2012)

  MIST Legg Mason ClearBridge              2012     10,346,560        0.92 - 14.58       93,505,262
     Aggressive Growth Investment          2011     10,567,586        0.78 - 12.38       81,432,355
     Division                              2010      3,935,646        0.77 - 12.07       29,795,656
                                           2009      3,431,934         0.63 - 9.83       21,068,292
                                           2008      3,430,823         0.48 - 7.43       15,633,985

  MIST Loomis Sayles Global                2012      1,933,869       13.80 - 14.86       28,499,925
     Markets Investment Division           2011      1,855,860       12.07 - 12.85       23,690,465
     (Commenced 11/7/2008                  2010      1,021,819       12.54 - 13.20       13,393,060
     and began transactions in 2009)       2009        277,759       10.60 - 10.94        3,025,890

  MIST Lord Abbett Bond                    2012     13,293,853        2.66 - 30.92      320,579,772
     Debenture Investment Division         2011     14,072,935        2.39 - 27.52      299,293,863
                                           2010     14,565,687        2.32 - 26.47      294,861,986
                                           2009     14,237,429        2.08 - 23.55      257,209,965
                                           2008     13,513,284        1.54 - 17.31      175,523,561

  MIST Lord Abbett Mid Cap Value           2012     17,602,268        2.62 - 29.57      454,279,856
     Investment Division
     (Commenced 4/30/2012)

  MIST Met/Eaton Vance                     2012        680,624       10.70 - 10.96        7,437,899
     Floating Rate Investment              2011        581,745       10.17 - 10.33        5,996,924
     Division (Commenced 5/3/2010)         2010        127,652       10.18 - 10.24        1,306,114

  MIST Met/Franklin Income                 2012      7,678,216        1.25 - 12.94       95,665,389
     Investment Division                   2011      7,386,050        1.12 - 11.56       82,869,275
     (Commenced 4/28/2008)                 2010      5,033,319       10.84 - 11.37       56,016,534
                                           2009      2,693,910        9.92 - 10.22       27,160,816
                                           2008      1,062,043         7.94 - 8.01        8,486,992

  MIST Met/Franklin Low                    2012      1,503,596        9.94 - 10.21       15,151,477
     Duration Total Return                 2011        678,926         9.72 - 9.80        6,635,667
     Investment Division
     (Commenced 5/2/2011)

  MIST Met/Franklin Mutual                 2012      5,598,292        9.40 - 10.23       55,255,614
     Shares Investment Division            2011      5,791,350         8.44 - 9.02       50,810,483
     (Commenced 4/28/2008)                 2010      4,333,640         8.69 - 9.12       38,703,192
                                           2009      2,188,969         8.01 - 8.25       17,828,821
                                           2008        696,867         6.57 - 6.64        4,602,420

                                                           FOR THE YEAR ENDED DECEMBER 31
                                                 -----------------------------------------------------
                                                 INVESTMENT(1)   EXPENSE RATIO(2)      TOTAL RETURN(3)
                                                    INCOME           LOWEST TO            LOWEST TO
                                                   RATIO (%)        HIGHEST (%)          HIGHEST (%)
                                                 -------------   ----------------    -----------------
  MIST Janus Forty Investment              2012       0.24           0.50 - 2.30         19.72 - 22.04
     Division                              2011       1.69           0.50 - 2.30       (9.64) - (7.92)
                                           2010       1.59           0.50 - 2.30           6.91 - 8.97
                                           2009         --           0.50 - 2.30         39.61 - 42.29
                                           2008       4.92           0.50 - 2.30     (43.31) - (42.40)

  MIST JPMorgan Global Active              2012       0.78           1.15 - 2.05           3.23 - 3.85
     Allocation Investment Division
     (Commenced 4/30/2012)

  MIST Legg Mason ClearBridge              2012       0.07           0.95 - 2.30         15.80 - 17.69
     Aggressive Growth Investment          2011       0.02           0.95 - 2.30         (9.19) - 2.58
     Division                              2010       0.03           0.95 - 2.30         20.97 - 22.89
                                           2009       0.06           0.95 - 2.30         29.92 - 32.20
                                           2008       0.01           0.95 - 2.30     (39.54) - (39.24)

  MIST Loomis Sayles Global                2012       2.37           1.15 - 2.25         14.32 - 15.59
     Markets Investment Division           2011       2.22           1.15 - 2.25       (3.67) - (2.61)
     (Commenced 11/7/2008                  2010       2.23           1.15 - 2.25         19.30 - 20.62
     and began transactions in 2009)       2009       0.16           1.15 - 2.00         38.04 - 39.22

  MIST Lord Abbett Bond                    2012       7.19           0.50 - 2.30         10.37 - 12.38
     Debenture Investment Division         2011       5.99           0.50 - 2.30           2.09 - 3.94
                                           2010       6.21           0.50 - 2.30         10.40 - 12.40
                                           2009       7.15           0.50 - 2.30         33.66 - 36.09
                                           2008       4.30           0.50 - 2.30     (19.79) - (19.00)

  MIST Lord Abbett Mid Cap Value           2012         --           0.50 - 2.30           1.67 - 2.93
     Investment Division
     (Commenced 4/30/2012)

  MIST Met/Eaton Vance                     2012       3.27           1.15 - 2.05           5.14 - 6.10
     Floating Rate Investment              2011       2.13           1.15 - 2.05         (0.06) - 0.84
     Division (Commenced 5/3/2010)         2010         --           1.15 - 2.05           1.81 - 2.42

  MIST Met/Franklin Income                 2012       4.87           0.50 - 2.30          9.92 - 11.93
     Investment Division                   2011       4.33           0.50 - 2.30         (0.18) - 1.63
     (Commenced 4/28/2008)                 2010       3.76           0.50 - 2.30          9.28 - 11.26
                                           2009         --           0.50 - 2.30         24.92 - 27.19
                                           2008       4.42           0.95 - 2.30     (20.60) - (19.90)

  MIST Met/Franklin Low                    2012       1.69           0.50 - 2.05           2.27 - 3.87
     Duration Total Return                 2011         --           0.95 - 2.05       (2.63) - (1.92)
     Investment Division
     (Commenced 5/2/2011)

  MIST Met/Franklin Mutual                 2012       0.57           0.50 - 2.30         11.31 - 13.35
     Shares Investment Division            2011       2.71           0.50 - 2.30       (2.81) - (1.03)
     (Commenced 4/28/2008)                 2010         --           0.50 - 2.30          8.51 - 10.46
                                           2009         --           0.50 - 2.30         22.05 - 24.27
                                           2008       5.65           0.50 - 2.30     (34.30) - (33.60)

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
              NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8. FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                                  AS OF DECEMBER 31
                                                  ---------------------------------------------------
                                                                     UNIT VALUE
                                                                      LOWEST TO             NET
                                                      UNITS          HIGHEST ($)        ASSETS ($)
                                                  -------------   -----------------  ----------------
   MIST Met/Franklin Templeton              2012      6,116,829       10.41 - 11.20        66,007,938
      Founding Strategy                     2011      6,295,740         9.07 - 9.69        59,253,268
      Investment Division                   2010      6,203,619         9.44 - 9.91        60,196,783
      (Commenced 4/28/2008)                 2009      5,631,074         8.78 - 9.05        50,292,640
                                            2008      2,808,700         7.01 - 7.06        19,766,948

   MIST Met/Templeton Growth                2012      2,606,912        1.02 - 10.53        26,394,020
      Investment Division                   2011      2,619,413         8.18 - 8.66        22,033,920
      (Commenced 4/28/2008)                 2010      1,927,337         8.96 - 9.34        17,633,999
                                            2009      1,114,271         8.50 - 8.72         9,591,357
                                            2008        329,768         6.54 - 6.61         2,167,857

   MIST Met/Templeton                       2012        643,048       13.22 - 13.64         8,734,807
      International Bond                    2011        586,262       11.80 - 12.07         7,057,738
      Investment Division                   2010        363,350       12.08 - 12.25         4,442,866
      (Commenced 5/4/2009)                  2009         64,135       10.85 - 10.92           699,311

   MIST MetLife Aggressive                  2012      9,769,796       11.19 - 12.85       119,313,920
      Strategy Investment Division          2011      9,693,030        9.81 - 11.06       102,483,285
      (Commenced 5/2/2011)

   MIST MetLife Balanced Plus               2012    146,453,494       10.31 - 10.51     1,536,558,887
      Investment Division                   2011     64,032,367         9.35 - 9.40       601,466,008
      (Commenced 5/2/2011)

   MIST MetLife Multi-Index                 2012      6,808,899                1.01         6,903,413
      Targeted Risk
      Investment Division
      (Commenced 11/12/2012)

   MIST MFS Emerging Markets                2012      4,236,736       11.16 - 12.02        50,543,249
      Equity Investment Division            2011      4,108,037        9.61 - 10.22        41,739,144
      (Commenced 11/7/2008                  2010      2,608,505       12.08 - 12.72        32,997,742
      and began transactions in 2009)       2009        922,163       10.07 - 10.41         9,547,667

   MIST MFS Research International          2012     17,677,847        1.50 - 16.57       232,797,238
      Investment Division                   2011     19,673,406        1.30 - 14.30       219,299,244
                                            2010     20,874,325        1.48 - 16.11       258,478,220
                                            2009     23,007,961        1.34 - 14.57       245,592,968
                                            2008     23,286,391        1.03 - 19.76       184,318,026

   MIST MLA Mid Cap                         2012      3,544,386        1.52 - 16.73        52,678,940
      Investment Division                   2011      4,027,371        1.46 - 15.97        57,642,160
                                            2010      4,081,305        1.57 - 16.94        62,137,025
                                            2009      4,007,439        1.29 - 13.86        49,807,030
                                            2008      4,047,265        0.96 - 10.18        36,431,561

   MIST Morgan Stanley Mid Cap              2012     20,975,481        1.49 - 17.06       328,177,563
      Growth Investment Division            2011     23,184,585        1.38 - 15.69       331,439,430
      (Commenced 5/3/2010)                  2010     24,873,224        1.51 - 16.94       386,858,882

   MIST PIMCO Inflation                     2012     42,379,551       14.89 - 17.89       697,291,188
      Protected Bond                        2011     39,768,473       13.97 - 16.47       607,250,028
      Investment Division                   2010     33,648,714       12.86 - 14.87       467,910,969
                                            2009     24,705,878       12.21 - 13.86       322,661,010
                                            2008     16,609,891       10.58 - 11.78       186,022,258

                                                             FOR THE YEAR ENDED DECEMBER 31
                                                  -------------------------------------------------------
                                                   INVESTMENT(1)   EXPENSE RATIO(2)      TOTAL RETURN(3)
                                                      INCOME           LOWEST TO            LOWEST TO
                                                     RATIO (%)        HIGHEST (%)          HIGHEST (%)
                                                  --------------   ----------------    ------------------
   MIST Met/Franklin Templeton              2012        4.02           0.50 - 2.05          13.76 - 15.54
      Founding Strategy                     2011        1.72           0.50 - 2.30        (3.99) - (2.25)
      Investment Division                   2010          --           0.50 - 2.30            7.54 - 9.49
      (Commenced 4/28/2008)                 2009          --           0.50 - 2.30          25.64 - 27.92
                                            2008        3.23           0.95 - 2.30      (29.90) - (29.40)

   MIST Met/Templeton Growth                2012        1.58           0.50 - 2.30          19.42 - 21.60
      Investment Division                   2011        1.28           0.50 - 2.05        (8.79) - (7.36)
      (Commenced 4/28/2008)                 2010        1.01           0.50 - 2.05            5.48 - 7.12
                                            2009        0.02           0.50 - 2.05          29.92 - 31.97
                                            2008        1.01           0.50 - 2.30      (34.60) - (33.90)

   MIST Met/Templeton                       2012        9.92           1.15 - 2.00          12.01 - 12.97
      International Bond                    2011        6.74           1.15 - 2.00        (2.30) - (1.47)
      Investment Division                   2010        0.46           1.15 - 2.00          11.30 - 12.25
      (Commenced 5/4/2009)                  2009          --           1.15 - 2.00            8.53 - 9.15

   MIST MetLife Aggressive                  2012        0.69           0.50 - 2.30          14.07 - 16.16
      Strategy Investment Division          2011          --           0.50 - 2.30      (14.87) - (13.84)
      (Commenced 5/2/2011)

   MIST MetLife Balanced Plus               2012          --           1.15 - 2.30           4.01 - 11.81
      Investment Division                   2011        0.29           1.15 - 2.00        (6.52) - (6.00)
      (Commenced 5/2/2011)

   MIST MetLife Multi-Index                 2012          --           1.15 - 1.80            2.59 - 2.68
      Targeted Risk
      Investment Division
      (Commenced 11/12/2012)

   MIST MFS Emerging Markets                2012        0.74           1.15 - 2.25          16.24 - 17.53
      Equity Investment Division            2011        1.34           1.15 - 2.25      (20.51) - (19.64)
      (Commenced 11/7/2008                  2010        0.84           1.15 - 2.25          20.90 - 22.24
      and began transactions in 2009)       2009        0.16           1.15 - 2.05          65.54 - 67.02

   MIST MFS Research International          2012        1.98           0.50 - 2.30          14.04 - 16.12
      Investment Division                   2011        1.96           0.50 - 2.30      (12.74) - (11.15)
                                            2010        1.81           0.50 - 2.30           8.88 - 10.85
                                            2009        3.18           0.50 - 2.30          28.57 - 30.91
                                            2008        1.73           0.50 - 2.30         (43.41) - 1.39

   MIST MLA Mid Cap                         2012        0.44           0.50 - 2.30            2.88 - 4.76
      Investment Division                   2011        0.76           0.50 - 2.30        (7.42) - (5.75)
                                            2010        0.89           0.50 - 2.30          20.07 - 22.25
                                            2009        1.18           0.50 - 2.30          33.65 - 36.08
                                            2008        1.00           0.50 - 2.30      (38.85) - (38.23)

   MIST Morgan Stanley Mid Cap              2012          --           0.50 - 2.30            6.78 - 8.73
      Growth Investment Division            2011        0.71           0.50 - 2.30        (9.03) - (7.26)
      (Commenced 5/3/2010)                  2010          --           0.50 - 2.30          15.85 - 16.84

   MIST PIMCO Inflation                     2012        3.01           0.50 - 2.30            6.64 - 8.62
      Protected Bond                        2011        1.61           0.50 - 2.30           8.62 - 10.77
      Investment Division                   2010        2.26           0.50 - 2.30            5.32 - 7.31
                                            2009        3.28           0.50 - 2.30          15.37 - 17.60
                                            2008        3.60           0.50 - 2.30        (9.03) - (7.24)

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
              NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8. FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                                 AS OF DECEMBER 31
                                                 --------------------------------------------------
                                                                    UNIT VALUE
                                                                     LOWEST TO            NET
                                                     UNITS          HIGHEST ($)       ASSETS ($)
                                                 -------------   -----------------  ---------------
  MIST PIMCO Total Return                  2012     69,856,684        1.81 - 19.99    1,226,100,483
     Investment Division                   2011     69,538,746        1.68 - 18.38    1,123,078,623
                                           2010     67,513,724        1.65 - 17.91    1,048,658,444
                                           2009     53,386,890        1.54 - 16.64      745,981,638
                                           2008     41,057,029        1.32 - 14.17      488,023,782

  MIST Pioneer Strategic Income            2012      2,454,674       24.83 - 29.35       70,080,765
     Investment Division                   2011      2,135,286       22.75 - 26.64       55,464,787
     (Commenced 11/7/2008                  2010      1,345,150       22.44 - 26.04       34,118,467
     and began transactions in 2009)       2009        323,516       20.44 - 23.51        7,426,917

  MIST Pyramis Government                  2012     54,809,703       10.80 - 10.99      600,925,084
     Income Investment Division            2011     18,617,176       10.71 - 10.77      200,414,660
     (Commenced 5/2/2011)

  MIST RCM Technology                      2012     19,525,288        0.68 - 17.40      135,782,035
     Investment Division                   2011     21,582,783        0.62 - 15.62      133,833,471
                                           2010     21,798,046        0.70 - 17.48      151,310,709
                                           2009     20,279,891        0.55 - 13.76      114,450,499
                                           2008     14,885,344         0.35 - 8.73       53,261,194

  MIST Schroders Global                    2012    121,622,449         1.06 - 1.07      130,034,225
     Multi-Asset Investment Division
     (Commenced 4/30/2012)

  MIST SSgA Growth and Income              2012     70,205,649       12.14 - 13.83      919,015,955
     ETF Investment Division               2011     69,044,794       11.01 - 12.32      811,024,282
                                           2010     49,243,201       11.14 - 12.25      579,390,787
                                           2009     17,209,210       10.16 - 10.97      182,595,296
                                           2008      1,018,446         8.32 - 8.83        8,767,451

  MIST SSgA Growth ETF                     2012      9,321,683       11.55 - 13.16      116,064,976
     Investment Division                   2011      8,738,265       10.27 - 11.50       95,770,056
                                           2010      7,423,121       10.74 - 11.81       84,197,233
                                           2009      5,430,802        9.63 - 10.39       54,665,570
                                           2008        867,152         7.63 - 8.09        6,844,874

  MIST T. Rowe Price Mid Cap               2012     26,770,501        1.15 - 19.50      300,330,183
     Growth Investment Division            2011     28,074,170        1.02 - 17.28      276,466,812
                                           2010     26,424,580        1.05 - 17.69      269,741,582
                                           2009     24,198,838        0.84 - 13.94      191,894,410
                                           2008     22,042,286         0.58 - 9.65      118,146,449

  MIST Third Avenue Small Cap              2012        650,739       18.24 - 20.40       12,367,720
     Value Investment Division             2011        611,373       15.70 - 17.38        9,963,715
                                           2010        553,242       17.52 - 19.19       10,020,158
                                           2009        506,685       14.84 - 16.09        7,743,513
                                           2008        420,511       11.92 - 12.78        5,140,445

  MSF Baillie Gifford                      2012     12,744,728        1.34 - 15.88      157,488,412
     International Stock                   2011     14,325,010        1.14 - 13.42      149,064,918
     Investment Division                   2010     15,081,511        1.44 - 16.90      196,319,126
                                           2009     15,981,027        1.36 - 15.91      197,024,423
                                           2008     17,118,077        1.13 - 13.15      171,501,812

                                                           FOR THE YEAR ENDED DECEMBER 31
                                                 -----------------------------------------------------
                                                 INVESTMENT(1)   EXPENSE RATIO(2)     TOTAL RETURN(3)
                                                    INCOME           LOWEST TO           LOWEST TO
                                                   RATIO (%)        HIGHEST (%)         HIGHEST (%)
                                                 -------------   ----------------   ------------------
  MIST PIMCO Total Return                  2012       3.16           0.50 - 2.30           6.77 - 8.85
     Investment Division                   2011       2.72           0.50 - 2.30           0.83 - 2.76
                                           2010       3.43           0.50 - 2.30           5.71 - 7.71
                                           2009       6.78           0.50 - 2.30         15.34 - 17.63
                                           2008       3.85           0.50 - 2.30       (1.49) - (0.07)

  MIST Pioneer Strategic Income            2012       4.73           1.15 - 2.05          9.18 - 10.17
     Investment Division                   2011       4.31           1.15 - 2.05           1.36 - 2.28
     (Commenced 11/7/2008                  2010       3.53           1.15 - 2.05          9.77 - 10.76
     and began transactions in 2009)       2009       0.48           1.15 - 2.05         30.07 - 31.25

  MIST Pyramis Government                  2012       0.01           1.15 - 2.15           0.94 - 1.96
     Income Investment Division            2011       0.95           1.15 - 2.00           7.14 - 7.75
     (Commenced 5/2/2011)

  MIST RCM Technology                      2012         --           0.50 - 2.30          9.56 - 11.56
     Investment Division                   2011         --           0.50 - 2.30     (12.02) - (10.34)
                                           2010         --           0.50 - 2.30         24.79 - 27.08
                                           2009         --           0.50 - 2.30         55.36 - 58.17
                                           2008      13.65           0.50 - 2.30        (45.31) - 7.25

  MIST Schroders Global                    2012       1.65           1.15 - 2.30           5.04 - 5.86
     Multi-Asset Investment Division
     (Commenced 4/30/2012)

  MIST SSgA Growth and Income              2012       2.35           0.50 - 2.30         10.27 - 12.28
     ETF Investment Division               2011       1.66           0.50 - 2.30         (1.23) - 0.56
                                           2010       1.07           0.50 - 2.30          9.69 - 11.68
                                           2009       1.00           0.50 - 2.30         22.04 - 24.27
                                           2008       1.56           0.50 - 2.30     (26.82) - (25.42)

  MIST SSgA Growth ETF                     2012       1.93           0.50 - 2.30         12.40 - 14.46
     Investment Division                   2011       1.59           0.50 - 2.30       (4.36) - (2.62)
                                           2010       1.40           0.50 - 2.30         11.56 - 13.58
                                           2009       1.01           0.50 - 2.30         26.17 - 28.45
                                           2008       1.50           0.50 - 2.30     (34.51) - (33.31)

  MIST T. Rowe Price Mid Cap               2012         --           0.50 - 2.30         11.08 - 13.11
     Growth Investment Division            2011         --           0.50 - 2.30       (3.88) - (2.14)
                                           2010         --           0.50 - 2.30         24.78 - 27.04
                                           2009         --           0.50 - 2.30         42.12 - 44.74
                                           2008       0.02           0.50 - 2.30     (40.82) - (40.21)

  MIST Third Avenue Small Cap              2012         --           0.50 - 1.55         16.16 - 17.40
     Value Investment Division             2011       1.05           0.50 - 1.55      (10.38) - (9.44)
                                           2010       1.13           0.50 - 1.55         18.05 - 19.30
                                           2009       1.12           0.50 - 1.55         24.51 - 25.82
                                           2008       0.72           0.50 - 1.55     (30.90) - (30.20)

  MSF Baillie Gifford                      2012       1.27           0.65 - 2.30         16.64 - 18.74
     International Stock                   2011       1.71           0.65 - 2.30     (21.95) - (20.39)
     Investment Division                   2010       1.50           0.65 - 2.30           4.43 - 6.52
                                           2009       0.60           0.95 - 2.30         19.12 - 21.03
                                           2008       3.04           0.95 - 2.30     (44.65) - (44.61)

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
              NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8. FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                                 AS OF DECEMBER 31
                                                 --------------------------------------------------
                                                                    UNIT VALUE
                                                                     LOWEST TO             NET
                                                     UNITS          HIGHEST ($)        ASSETS ($)
                                                 -------------   -----------------  ---------------
  MSF Barclays Capital                     2012     67,675,314        1.69 - 19.06    1,150,681,701
     Aggregate Bond Index                  2011     67,360,242        1.65 - 18.49    1,115,074,009
     Investment Division                   2010     67,541,233        1.56 - 17.32    1,054,370,494
                                           2009     60,512,287        1.50 - 16.47      901,723,219
                                           2008     53,280,392        1.45 - 15.77      761,920,074

  MSF BlackRock Aggressive                 2012     11,188,890       14.31 - 57.22      439,241,102
     Growth Investment Division            2011     12,356,496       13.09 - 52.05      441,856,480
                                           2010     13,591,177       13.70 - 54.17      506,917,230
                                           2009     14,747,259       12.07 - 47.42      479,958,097
                                           2008     15,776,330        8.20 - 32.04      344,820,349

  MSF BlackRock Bond Income                2012     12,916,416        6.40 - 76.37      513,127,216
     Investment Division                   2011     13,863,749        6.03 - 71.54      503,747,574
                                           2010     14,977,082        5.73 - 67.64      500,008,866
                                           2009     15,377,793        5.36 - 62.90      442,133,515
                                           2008     16,836,670        4.97 - 57.90      424,475,862

  MSF BlackRock Diversified                2012     16,477,433       14.88 - 55.00      632,285,328
     Investment Division                   2011     18,361,628       13.37 - 49.41      634,685,560
                                           2010     20,865,957       13.00 - 48.05      703,823,057
                                           2009     23,518,536       11.97 - 44.24      732,160,930
                                           2008     26,879,083       10.30 - 38.07      719,674,176

  MSF BlackRock Large Cap                  2012     17,523,603        1.27 - 13.74      220,191,829
     Value Investment Division             2011     18,527,061        0.81 - 12.12      206,549,406
                                           2010     17,848,335        1.12 - 11.94      195,798,773
                                           2009     16,843,730        1.04 - 11.01      171,711,377
                                           2008     15,206,819         0.95 - 9.97      139,910,970

  MSF BlackRock Legacy Large               2012      9,513,547        3.36 - 37.60      164,222,677
     Cap Growth Investment                 2011     10,497,393        2.98 - 33.13      154,395,881
     Division                              2010     10,566,230        3.32 - 36.65      147,006,605
                                           2009     11,310,287        2.81 - 30.83      114,584,021
                                           2008     12,006,106        2.08 - 22.70       70,886,323

  MSF BlackRock Money Market               2012      6,582,029        2.45 - 24.28       88,984,812
     Investment Division                   2011      7,581,515        2.48 - 24.59       87,677,129
                                           2010      7,489,620        2.52 - 24.90       76,398,280
                                           2009      9,055,515        2.55 - 25.21       78,480,535
                                           2008     13,377,855        2.58 - 25.45       93,712,881

  MSF Davis Venture Value                  2012     20,783,231        3.65 - 40.74      562,306,956
     Investment Division                   2011     23,022,534        3.28 - 36.35      549,949,416
                                           2010     24,503,478        3.46 - 38.17      590,814,367
                                           2009     24,861,457        3.13 - 34.34      500,253,145
                                           2008     26,126,308        2.40 - 26.21      366,248,175

  MSF FI Value Leaders                     2012      4,195,363        1.01 - 32.45       62,218,117
     Investment Division                   2011      4,767,521        2.52 - 28.24       60,845,379
                                           2010      5,386,863        2.72 - 30.32       71,561,113
                                           2009      6,197,829        2.40 - 26.67       69,067,926
                                           2008      7,122,172        2.00 - 22.06       61,290,542

                                                           FOR THE YEAR ENDED DECEMBER 31
                                                 -----------------------------------------------------
                                                 INVESTMENT(1)   EXPENSE RATIO(2)     TOTAL RETURN(3)
                                                    INCOME           LOWEST TO           LOWEST TO
                                                   RATIO (%)        HIGHEST (%)         HIGHEST (%)
                                                 -------------   ----------------    -----------------
  MSF Barclays Capital                     2012       3.58           0.50 - 2.30           1.26 - 3.23
     Aggregate Bond Index                  2011       3.44           0.50 - 2.30           4.85 - 6.82
     Investment Division                   2010       3.52           0.50 - 2.30           3.30 - 5.37
                                           2009       5.60           0.50 - 2.30           2.59 - 4.49
                                           2008       4.54           0.50 - 2.30           4.32 - 5.13

  MSF BlackRock Aggressive                 2012         --           0.95 - 2.30           8.16 - 9.93
     Growth Investment Division            2011       0.27           0.95 - 2.30       (5.44) - (3.91)
                                           2010       0.06           0.95 - 2.30         12.38 - 14.22
                                           2009       0.18           0.95 - 2.30         45.67 - 48.03
                                           2008         --           0.95 - 2.30     (53.22) - (46.23)

  MSF BlackRock Bond Income                2012       2.59           0.50 - 2.30           4.83 - 6.85
     Investment Division                   2011       3.88           0.50 - 2.30           3.89 - 5.88
                                           2010       3.80           0.50 - 2.30           5.61 - 7.64
                                           2009       6.79           0.50 - 2.30           6.70 - 8.76
                                           2008       5.20           0.50 - 2.30       (4.61) - (4.14)

  MSF BlackRock Diversified                2012       2.28           0.95 - 2.30          2.13 - 11.32
     Investment Division                   2011       2.43           0.95 - 2.30           1.24 - 2.83
                                           2010       1.90           0.95 - 2.30           6.83 - 8.62
                                           2009       5.14           0.95 - 2.30         14.34 - 16.20
                                           2008       2.84           0.95 - 2.30     (25.52) - (25.50)

  MSF BlackRock Large Cap                  2012       1.42           0.50 - 2.30         11.37 - 13.40
     Value Investment Division             2011       0.92           0.50 - 2.30         (1.37) - 2.11
                                           2010       0.86           0.50 - 2.30           6.45 - 8.38
                                           2009       1.35           0.50 - 2.30          8.53 - 10.51
                                           2008       0.61           0.50 - 2.30     (35.81) - (35.39)

  MSF BlackRock Legacy Large               2012       0.10           0.50 - 2.30         11.47 - 13.63
     Cap Growth Investment                 2011       0.03           0.50 - 2.30      (11.22) - (9.54)
     Division                              2010       0.07           0.50 - 2.30         16.75 - 19.05
                                           2009       0.39           0.50 - 2.30         33.41 - 35.90
                                           2008       0.29           0.50 - 2.30     (37.35) - (31.38)

  MSF BlackRock Money Market               2012         --           0.95 - 2.30       (2.29) - (0.94)
     Investment Division                   2011         --           0.95 - 2.30       (2.26) - (0.94)
                                           2010         --           0.95 - 2.30       (2.28) - (0.93)
                                           2009       0.33           0.95 - 2.30       (2.03) - (0.52)
                                           2008       2.62           0.95 - 2.30           1.48 - 1.57

  MSF Davis Venture Value                  2012       0.66           0.50 - 2.30         10.04 - 12.13
     Investment Division                   2011       0.98           0.50 - 2.30       (6.44) - (4.65)
                                           2010       0.86           0.50 - 2.30          9.17 - 11.27
                                           2009       1.35           0.50 - 2.30         28.66 - 31.14
                                           2008       1.19           0.50 - 2.30     (40.30) - (39.83)

  MSF FI Value Leaders                     2012       1.04           0.50 - 2.30          0.73 - 14.89
     Investment Division                   2011       0.95           0.50 - 2.30       (8.51) - (6.85)
                                           2010       1.45           0.50 - 2.30         11.68 - 13.71
                                           2009       2.64           0.50 - 2.30         18.72 - 20.88
                                           2008       1.74           0.50 - 2.30     (39.76) - (39.41)

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
              NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8. FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                                 AS OF DECEMBER 31
                                                 --------------------------------------------------
                                                                    UNIT VALUE
                                                                     LOWEST TO             NET
                                                     UNITS          HIGHEST ($)        ASSETS ($)
                                                 -------------   -----------------  ---------------
  MSF Jennison Growth                      2012     24,173,265        0.60 - 15.21      154,053,950
     Investment Division                   2011     15,846,735        0.52 - 13.26       82,954,033
                                           2010     12,651,183        0.53 - 13.32       67,839,064
                                           2009     10,221,743        0.48 - 12.05       48,019,094
                                           2008      7,367,023         0.35 - 8.69       23,825,643

  MSF Loomis Sayles Small Cap              2012      6,753,486        4.19 - 47.14      157,335,875
     Core Investment Division              2011      7,753,152        3.71 - 41.46      152,652,688
                                           2010      8,483,306        3.74 - 41.52      158,697,696
                                           2009      9,510,756        2.97 - 32.81      134,569,722
                                           2008     10,338,609        2.31 - 25.38      102,115,332

  MSF Loomis Sayles Small Cap              2012      3,652,206        1.19 - 14.40       41,493,878
     Growth Investment Division            2011      4,424,648        1.09 - 13.07       46,369,339
                                           2010      4,256,184        1.08 - 12.81       43,602,855
                                           2009      4,562,561         0.83 - 9.82       36,176,490
                                           2008      4,490,130         0.65 - 7.63       27,534,390

  MSF Met/Artisan Mid Cap                  2012      8,082,313        3.71 - 41.38      212,602,997
     Value Investment Division             2011      9,138,238        3.36 - 37.27      212,168,332
                                           2010     10,171,808        3.19 - 35.17      217,605,252
                                           2009     11,496,387        2.81 - 30.80      210,520,522
                                           2008     13,047,548        2.01 - 21.92      163,902,675

  MSF Met/Dimensional                      2012        283,529       16.15 - 16.73        4,719,389
     International Small Company           2011        284,129       13.97 - 14.35        4,062,760
     Investment Division                   2010        194,434       17.02 - 17.34        3,362,782
     (Commenced 11/7/2008 and              2009         76,087       14.17 - 14.31        1,087,279
     began transactions in 2009)

  MSF MetLife Conservative                 2012     43,441,164       12.59 - 14.45      591,422,970
     Allocation Investment                 2011     40,920,905       11.80 - 13.30      516,749,285
     Division                              2010     34,931,385       11.69 - 12.95      432,541,976
                                           2009     25,915,327       10.87 - 11.83      295,306,945
                                           2008     17,373,413         9.23 - 9.86      166,398,948

  MSF MetLife Conservative to              2012    105,124,056       12.43 - 14.27    1,413,830,336
     Moderate Allocation                   2011    105,687,728       11.41 - 12.87    1,291,252,079
     Investment Division                   2010     92,893,969       11.56 - 12.80    1,137,111,581
                                           2009     73,016,806       10.60 - 11.53      811,434,046
                                           2008     55,768,665         8.77 - 9.37      507,403,971

  MSF MetLife Mid Cap Stock                2012     21,893,382        1.95 - 21.73      424,114,372
     Index Investment Division             2011     23,078,700        1.69 - 19.40      384,380,587
                                           2010     23,301,277        1.75 - 19.13      396,881,128
                                           2009     23,602,002        1.41 - 15.26      319,741,957
                                           2008     22,949,647        1.04 - 11.21      232,486,143

  MSF MetLife Moderate                     2012    298,818,839       12.11 - 13.91    3,918,217,622
     Allocation Investment                 2011    307,124,843       10.95 - 12.34    3,601,073,971
     Division                              2010    270,336,724       11.36 - 12.58    3,253,209,310
                                           2009    197,414,896       10.27 - 11.17    2,125,104,855
                                           2008    140,869,174         8.30 - 8.87    1,213,561,775

                                                           FOR THE YEAR ENDED DECEMBER 31
                                                 -----------------------------------------------------
                                                 INVESTMENT(1)   EXPENSE RATIO(2)      TOTAL RETURN(3)
                                                    INCOME           LOWEST TO            LOWEST TO
                                                   RATIO (%)        HIGHEST (%)          HIGHEST (%)
                                                 -------------   ----------------    -----------------
  MSF Jennison Growth                      2012       0.05           0.50 - 2.30        (4.18) - 14.69
     Investment Division                   2011       0.11           0.95 - 2.30       (2.06) - (0.42)
                                           2010       0.45           0.95 - 2.30          8.78 - 10.58
                                           2009       0.08           0.95 - 2.30         36.39 - 38.70
                                           2008       2.33           0.95 - 2.30     (36.98) - (36.36)

  MSF Loomis Sayles Small Cap              2012         --           0.50 - 2.30         11.66 - 13.70
     Core Investment Division              2011       0.04           0.50 - 2.30       (1.94) - (0.16)
                                           2010       0.03           0.50 - 2.30         24.32 - 26.57
                                           2009       0.12           0.50 - 2.30         26.97 - 29.28
                                           2008         --           0.50 - 2.30     (36.89) - (36.36)

  MSF Loomis Sayles Small Cap              2012         --           0.50 - 2.30          8.36 - 10.34
     Growth Investment Division            2011         --           0.50 - 2.30           0.41 - 2.23
                                           2010         --           0.50 - 2.30         28.37 - 30.68
                                           2009         --           0.50 - 2.30         26.72 - 29.03
                                           2008         --           0.50 - 2.30     (41.96) - (41.71)

  MSF Met/Artisan Mid Cap                  2012       0.89           0.50 - 2.30          9.03 - 11.02
     Value Investment Division             2011       0.87           0.50 - 2.30           4.08 - 5.96
                                           2010       0.68           0.50 - 2.30         12.15 - 14.19
                                           2009       0.99           0.50 - 2.30         37.98 - 40.49
                                           2008       0.24           0.50 - 2.30     (46.83) - (46.41)

  MSF Met/Dimensional                      2012       2.17           1.15 - 2.00         15.56 - 16.55
     International Small Company           2011       1.91           1.15 - 2.00     (17.91) - (17.21)
     Investment Division                   2010       1.16           1.15 - 2.00         20.16 - 21.19
     (Commenced 11/7/2008 and              2009         --           1.15 - 2.00         39.89 - 41.08
     began transactions in 2009)

  MSF MetLife Conservative                 2012       3.12           0.50 - 2.30           6.68 - 8.63
     Allocation Investment                 2011       2.29           0.50 - 2.30           0.91 - 2.74
     Division                              2010       3.47           0.50 - 2.30           7.55 - 9.50
                                           2009       2.96           0.50 - 2.30         17.79 - 19.91
                                           2008       0.94           0.50 - 2.30     (16.32) - (14.85)

  MSF MetLife Conservative to              2012       2.89           0.50 - 2.30          8.91 - 10.90
     Moderate Allocation                   2011       2.04           0.50 - 2.30         (1.24) - 0.55
     Investment Division                   2010       3.28           0.50 - 2.30          8.99 - 10.97
                                           2009       3.04           0.50 - 2.30         20.87 - 23.06
                                           2008       1.08           0.50 - 2.30     (23.41) - (21.98)

  MSF MetLife Mid Cap Stock                2012       0.84           0.50 - 2.30         14.65 - 16.74
     Index Investment Division             2011       0.77           0.50 - 2.30       (4.41) - (2.53)
                                           2010       0.88           0.50 - 2.30         23.14 - 25.37
                                           2009       1.65           0.50 - 2.30         33.67 - 36.09
                                           2008       1.30           0.50 - 2.30     (39.01) - (37.35)

  MSF MetLife Moderate                     2012       2.31           0.50 - 2.30         10.65 - 12.67
     Allocation Investment                 2011       1.50           0.50 - 2.30       (3.61) - (1.86)
     Division                              2010       2.43           0.50 - 2.30         10.60 - 12.61
                                           2009       2.71           0.50 - 2.30         23.65 - 25.90
                                           2008       0.80           0.50 - 2.30     (30.31) - (28.98)

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
              NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8. FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                                 AS OF DECEMBER 31
                                                 --------------------------------------------------
                                                                    UNIT VALUE
                                                                     LOWEST TO             NET
                                                     UNITS          HIGHEST ($)        ASSETS ($)
                                                 -------------   -----------------  ---------------
  MSF MetLife Moderate to                  2012    129,396,377       11.75 - 13.49    1,645,757,850
     Aggressive Allocation                 2011    136,308,678       10.42 - 11.75    1,520,709,941
     Investment Division                   2010    138,767,656       11.08 - 12.27    1,628,677,260
                                           2009    140,559,044        9.88 - 10.75    1,456,360,305
                                           2008    120,035,284         7.83 - 8.37      975,444,229

  MSF MetLife Stock Index                  2012     59,173,051        4.45 - 53.96    2,620,060,354
     Investment Division                   2011     64,969,064        3.91 - 46.98    2,511,243,451
                                           2010     69,017,391        3.90 - 46.46    2,646,303,266
                                           2009     71,097,931        3.45 - 40.78    2,393,363,534
                                           2008     73,669,152        2.78 - 32.55    1,978,067,366

  MSF MFS Total Return                     2012      5,978,496        5.35 - 61.91      138,805,577
     Investment Division                   2011      6,944,475        4.86 - 55.90      135,335,283
                                           2010      7,658,769        4.81 - 54.99      142,302,103
                                           2009      8,470,625        4.43 - 50.34      133,692,456
                                           2008      9,513,697        3.79 - 42.76      117,792,924

  MSF MFS Value Investment                 2012     21,031,945        1.38 - 17.15      293,940,083
     Division                              2011     22,395,513        1.20 - 14.91      271,032,881
                                           2010     23,312,590        1.21 - 14.99      280,199,767
                                           2009     22,877,144        1.10 - 13.64      249,421,604
                                           2008     23,729,130        0.93 - 10.00      216,469,833

  MSF MSCI EAFE Index                      2012     36,718,700        1.29 - 17.03      476,584,802
     Investment Division                   2011     38,516,192        1.11 - 14.53      428,461,169
                                           2010     36,009,259        1.29 - 16.76      462,135,393
                                           2009     33,890,643        1.21 - 15.64      407,182,564
                                           2008     32,911,652        0.96 - 12.27      309,589,902

  MSF Neuberger Berman                     2012     14,721,611        1.90 - 20.58      254,522,484
     Genesis Investment Division           2011     16,685,101        1.75 - 18.85      263,644,663
                                           2010     18,897,311        1.68 - 17.96      284,284,918
                                           2009     21,389,031        1.40 - 14.87      265,456,589
                                           2008     23,715,736        1.26 - 13.25      259,092,609

  MSF Oppenheimer Global                   2012     10,404,769       16.31 - 22.58      219,397,966
     Equity Investment Division            2011     11,458,967       13.63 - 18.76      201,576,453
                                           2010     11,471,149       15.07 - 20.63      223,279,060
                                           2009     11,212,707       13.16 - 17.92      190,851,984
                                           2008     11,151,246        9.53 - 12.89      137,369,852

  MSF Russell 2000 Index                   2012     14,020,186        1.96 - 22.12      272,948,994
     Investment Division                   2011     14,971,453        1.71 - 19.16      253,478,593
                                           2010     15,715,274        1.81 - 20.12      280,017,667
                                           2009     16,192,484        1.45 - 15.97      230,205,898
                                           2008     16,294,895        1.17 - 12.78      184,129,597

  MSF T. Rowe Price Large Cap              2012     11,787,393       14.15 - 18.25      196,268,660
     Growth Investment Division            2011     12,337,838       12.20 - 15.46      174,880,384
                                           2010     13,494,657       12.65 - 15.75      195,957,544
                                           2009     14,615,966       11.09 - 13.56      183,761,502
                                           2008     14,856,276         7.93 - 9.53      132,037,051

                                                           FOR THE YEAR ENDED DECEMBER 31
                                                 -----------------------------------------------------
                                                 INVESTMENT(1)   EXPENSE RATIO(2)     TOTAL RETURN(3)
                                                    INCOME           LOWEST TO           LOWEST TO
                                                   RATIO (%)        HIGHEST (%)         HIGHEST (%)
                                                 -------------   ----------------    -----------------
  MSF MetLife Moderate to                  2012       1.92           0.50 - 2.30         12.75 - 14.81
     Aggressive Allocation                 2011       1.42           0.50 - 2.30       (5.96) - (4.25)
     Investment Division                   2010       2.14           0.50 - 2.30         12.10 - 14.13
                                           2009       2.49           0.50 - 2.30         26.16 - 28.46
                                           2008       0.60           0.50 - 2.30     (36.65) - (35.47)

  MSF MetLife Stock Index                  2012       1.70           0.50 - 2.30          2.28 - 15.01
     Investment Division                   2011       1.60           0.50 - 2.30         (0.67) - 1.18
                                           2010       1.69           0.50 - 2.30         11.89 - 14.08
                                           2009       2.63           0.50 - 2.30         23.06 - 25.42
                                           2008       1.90           0.50 - 2.30     (38.08) - (37.57)

  MSF MFS Total Return                     2012       2.74           0.50 - 2.30          8.76 - 10.75
     Investment Division                   2011       2.63           0.50 - 2.30         (0.16) - 1.65
                                           2010       2.91           0.50 - 2.30           7.30 - 9.25
                                           2009       4.16           0.50 - 2.30         15.61 - 17.71
                                           2008       3.58           0.50 - 2.30     (23.12) - (22.75)

  MSF MFS Value Investment                 2012       1.80           0.50 - 2.30          2.89 - 15.89
     Division                              2011       1.44           0.50 - 2.30         (1.65) - 0.14
                                           2010       1.31           0.50 - 2.30          8.66 - 10.63
                                           2009         --           0.50 - 2.30         17.83 - 19.98
                                           2008       1.94           0.50 - 2.30     (34.51) - (34.04)

  MSF MSCI EAFE Index                      2012       2.90           0.50 - 2.30         15.33 - 17.56
     Investment Division                   2011       2.30           0.50 - 2.30     (14.63) - (13.06)
                                           2010       2.56           0.50 - 2.30           5.46 - 7.50
                                           2009       4.12           0.50 - 2.30         25.36 - 27.84
                                           2008       2.79           0.50 - 2.30     (42.86) - (42.61)

  MSF Neuberger Berman                     2012       0.27           0.50 - 2.30           7.25 - 9.20
     Genesis Investment Division           2011       0.67           0.50 - 2.30           3.11 - 4.98
                                           2010       0.43           0.50 - 2.30         10.18 - 20.74
                                           2009       1.00           0.50 - 2.30         10.27 - 12.28
                                           2008       0.42           0.50 - 2.30     (39.13) - (38.86)

  MSF Oppenheimer Global                   2012       1.53           0.65 - 2.30         18.41 - 20.73
     Equity Investment Division            2011       1.88           0.65 - 2.30      (10.48) - (8.82)
                                           2010       1.45           0.65 - 2.30         13.29 - 15.48
                                           2009       2.42           0.65 - 2.30         36.62 - 39.41
                                           2008       2.09           0.65 - 2.30     (41.32) - (40.93)

  MSF Russell 2000 Index                   2012       1.03           0.50 - 2.30         13.40 - 15.59
     Investment Division                   2011       0.96           0.50 - 2.30       (6.46) - (4.71)
                                           2010       1.00           0.50 - 2.30         23.70 - 26.10
                                           2009       1.91           0.50 - 2.30         22.81 - 25.20
                                           2008       1.15           0.50 - 2.30     (34.64) - (33.99)

  MSF T. Rowe Price Large Cap              2012       0.06           0.50 - 2.30        (1.73) - 18.20
     Growth Investment Division            2011       0.04           0.50 - 2.30       (3.57) - (1.75)
                                           2010       0.17           0.50 - 2.30         14.08 - 16.30
                                           2009       0.48           0.50 - 2.30         39.79 - 42.51
                                           2008       0.47           0.50 - 2.30     (43.19) - (42.28)

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
              NOTES TO THE FINANCIAL STATEMENTS -- (CONCLUDED)



8. FINANCIAL HIGHLIGHTS -- (CONCLUDED)


                                                             AS OF DECEMBER 31
                                              ------------------------------------------------
                                                                UNIT VALUE
                                                                 LOWEST TO            NET
                                                  UNITS         HIGHEST ($)       ASSETS ($)
                                              -------------  ----------------  ---------------
  MSF T. Rowe Price Small Cap           2012     13,154,613     17.45 - 23.91      284,907,213
     Growth Investment Division         2011     14,031,031     15.25 - 20.73      265,121,409
                                        2010     14,000,629     15.22 - 20.54      264,120,256
                                        2009     12,978,831     11.44 - 15.33      184,207,700
                                        2008     13,211,532      8.98 - 11.11      136,853,170

  MSF Van Eck Global Natural            2012      2,611,674     15.22 - 15.80       41,078,664
     Resources Investment Division      2011      2,291,756     15.14 - 15.58       35,583,743
     (Commenced 5/4/2009)               2010      1,309,383     18.55 - 18.92       24,700,698
                                        2009        379,256     14.68 - 14.83        5,613,926

  MSF Western Asset                     2012     10,345,790      3.08 - 34.39      254,116,128
     Management Strategic Bond          2011     11,333,345      2.80 - 31.05      248,899,097
     Opportunities Investment           2010     13,288,962      2.67 - 29.49      275,410,258
     Division                           2009     13,614,452      2.40 - 26.35      251,254,370
                                        2008     15,406,849      1.84 - 20.08      206,957,543

  MSF Western Asset                     2012     13,148,516      1.93 - 21.59      229,960,732
     Management U.S. Government         2011     14,053,184      1.90 - 21.05      235,422,481
     Investment Division                2010     15,023,442      1.82 - 20.10      239,870,128
                                        2009     14,375,216      1.75 - 19.15      216,669,959
                                        2008     13,590,779      1.69 - 18.49      192,871,484

  MSF Zenith Equity                     2012      2,657,120             23.93       63,578,072
     Investment Division                2011      3,127,103             21.27       66,504,213
                                        2010      3,651,183             22.31       81,465,443
                                        2009      4,320,085             19.81       85,598,366
                                        2008      5,123,370             15.40       78,903,521

                                                       FOR THE YEAR ENDED DECEMBER 31
                                              ---------------------------------------------------
                                              INVESTMENT(1)  EXPENSE RATIO(2)    TOTAL RETURN(3)
                                                 INCOME          LOWEST TO          LOWEST TO
                                                RATIO (%)       HIGHEST (%)        HIGHEST (%)
                                              -------------  ----------------   -----------------
  MSF T. Rowe Price Small Cap           2012         --          0.50 - 2.30        13.26 - 15.42
     Growth Investment Division         2011         --          0.50 - 2.30        (0.86) - 1.11
                                        2010         --          0.50 - 2.30        31.60 - 34.02
                                        2009       0.27          0.50 - 2.30        35.49 - 38.07
                                        2008         --          0.50 - 2.30    (37.77) - (36.66)

  MSF Van Eck Global Natural            2012         --          1.15 - 2.05          0.49 - 1.40
     Resources Investment Division      2011       1.07          1.15 - 2.05    (18.36) - (17.63)
     (Commenced 5/4/2009)               2010       0.23          1.15 - 2.05        26.41 - 27.55
                                        2009         --          1.15 - 2.05        35.13 - 35.96

  MSF Western Asset                     2012       3.49          0.50 - 2.30         8.75 - 10.77
     Management Strategic Bond          2011       5.01          0.50 - 2.30          3.43 - 5.45
     Opportunities Investment           2010       5.95          0.50 - 2.30         9.90 - 12.00
     Division                           2009       6.51          0.50 - 2.30        28.90 - 31.36
                                        2008       4.04          0.50 - 2.30    (15.98) - (15.67)

  MSF Western Asset                     2012       1.92          0.50 - 2.30          0.69 - 2.70
     Management U.S. Government         2011       1.33          0.50 - 2.30          2.88 - 4.83
     Investment Division                2010       2.49          0.50 - 2.30          3.09 - 5.12
                                        2009       4.26          0.50 - 2.30          1.71 - 3.56
                                        2008       4.26          0.50 - 2.30      (1.74) - (1.02)

  MSF Zenith Equity                     2012       0.92                 1.35                12.51
     Investment Division                2011       1.06                 1.35               (4.68)
                                        2010       1.61                 1.35                12.61
                                        2009       5.89                 1.35                28.65
                                        2008       2.74                 1.35              (39.35)

 1 These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying fund, series, or portfolio, net of management fees assessed by the fund manager, divided by the average net assets, regardless of share class, if any. These ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The investment income ratio is calculated for each period indicated or from the effective date through the end of the reporting period. The recognition of investment income by the Investment Division is affected by the timing of the declaration of dividends by the underlying fund, series, or portfolio in which the Investment Division invests. The investment income ratio is calculated as a weighted average ratio since the Investment Division may invest in two or more share classes, within the underlying fund, series, or portfolio of the Trusts which may have unique investment income ratios.

 2 These amounts represent annualized contract expenses of each of the applicable Investment Divisions, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund, series, or portfolio have been excluded.

 3 These amounts represent the total return for the period indicated, including changes in the value of the underlying fund, series, or portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. The total return is presented as a range of minimum to maximum returns, based on the minimum and maximum returns within each product grouping of the applicable Investment
   Division.

This page is intentionally left blank.

                         INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholder of Metropolitan Life Insurance Company:

We have audited the accompanying consolidated financial statements of Metropolitan Life Insurance Company and its subsidiaries (the "Company"), which comprise the consolidated balance sheets as of December 31, 2012 and 2011, and the related consolidated statements of operations, comprehensive income, equity, and cash flows for each of the three years in the period ended
December 31, 2012, and the related notes to the consolidated financial statements.

Management's Responsibility for the Consolidated Financial Statements

Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditors' Responsibility

Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on the auditor's judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Company's preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Metropolitan Life Insurance Company and its subsidiaries as of December 31, 2012 and 2011, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2012, in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

As discussed in Note 1, the Company changed its method of accounting for deferred policy acquisition costs as required by accounting guidance adopted on January 1, 2012. In addition, as discussed in Note 2, the Company reorganized its segments in 2012. Our opinion is not modified with respect to these matters.

/s/ DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP

New York, New York
April 2, 2013

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                          Consolidated Balance Sheets
                          December 31, 2012 and 20110

                (In millions, except share and per share data)

                                                                                                     2012         2011
                                                                                                 ------------ ------------
Assets
Investments:
 Fixed maturity securities available-for-sale, at estimated fair value (amortized cost:
   $164,757 and $154,376, respectively; includes $170 and $0, respectively, relating to
   variable interest entities).................................................................. $    183,676 $    168,178
 Equity securities available-for-sale, at estimated fair value (cost: $1,541 and $1,379,
   respectively)................................................................................        1,499        1,278
 Trading and fair value option securities, at estimated fair value (includes $659 and $473, respectively, of actively traded securities; and $41 and $117, respectively, relating to
   variable interest entities)..................................................................          752          697
 Mortgage loans (net of valuation allowances of $304 and $393, respectively)....................       44,657       43,880
 Policy loans...................................................................................        8,364        8,314
 Real estate and real estate joint ventures (includes $10 and $15, respectively, relating to
   variable interest entities)..................................................................        6,837        5,891
 Other limited partnership interests (includes $165 and $152, respectively, relating to
   variable interest entities)..................................................................        4,508        4,334
 Short-term investments, principally at estimated fair value....................................        6,881        6,140
 Other invested assets, principally at estimated fair value (includes $81 and $98,
   respectively, relating to variable interest entities)........................................       12,479       12,478
                                                                                                 ------------ ------------
   Total investments............................................................................      269,653      251,190
Cash and cash equivalents, principally at estimated fair value (includes $31 and $70,
 respectively, relating to variable interest entities)..........................................        1,401        2,089
Accrued investment income (includes $2 and $1, respectively, relating to variable interest
 entities)......................................................................................        2,242        2,219
Premiums, reinsurance and other receivables (includes $4 and $10, respectively, relating to
 variable interest entities)....................................................................       24,721       27,981
Deferred policy acquisition costs and value of business acquired................................        5,832        6,341
Other assets (includes $4 and $4, respectively, relating to variable interest entities).........        4,444        4,233
Separate account assets.........................................................................      120,971      106,678
                                                                                                 ------------ ------------
   Total assets................................................................................. $    429,264 $    400,731
                                                                                                 ============ ============
Liabilities and Equity
Liabilities
Future policy benefits.......................................................................... $    113,986 $    109,333
Policyholder account balances...................................................................       94,716       88,856
Other policy-related balances...................................................................        5,663        5,876
Policyholder dividends payable..................................................................          610          659
Policyholder dividend obligation................................................................        3,828        2,919
Payables for collateral under securities loaned and other transactions..........................       22,461       20,280
Short-term debt.................................................................................          100          101
Long-term debt (includes $124 and $116, respectively, at estimated fair value, relating to
 variable interest entities)....................................................................        2,345        2,248
Current income tax payable......................................................................          161          123
Deferred income tax liability (includes $2 and $0, respectively, at estimated fair value,
 relating to variable interest entities)........................................................        3,036        2,324
Other liabilities (includes $22 and $42, respectively, relating to variable interest entities)..       33,941       36,614
Separate account liabilities....................................................................      120,971      106,678
                                                                                                 ------------ ------------
   Total liabilities............................................................................      401,818      376,011
                                                                                                 ------------ ------------
Contingencies, Commitments and Guarantees (Note 17)
Equity
Metropolitan Life Insurance Company stockholder's equity:
 Common stock, par value $0.01 per share; 1,000,000,000 shares authorized; 494,466,664 shares
   issued and outstanding at December 31, 2012 and 2011.........................................            5            5
 Additional paid-in capital.....................................................................       14,510       14,506
 Retained earnings..............................................................................        8,631        6,973
 Accumulated other comprehensive income (loss)..................................................        4,008        3,054
                                                                                                 ------------ ------------
   Total Metropolitan Life Insurance Company stockholder's equity...............................       27,154       24,538
Noncontrolling interests........................................................................          292          182
                                                                                                 ------------ ------------
   Total equity.................................................................................       27,446       24,720
                                                                                                 ------------ ------------
   Total liabilities and equity................................................................. $    429,264 $    400,731
                                                                                                 ============ ============

       See accompanying notes to the consolidated financial statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                     Consolidated Statements of Operations
             For the Years Ended December 31, 2012, 2011 and 2010

                                 (In millions)

                                                                         2012       2011       2010
                                                                      ---------- ---------- ----------
Revenues
Premiums............................................................. $   19,880 $   18,288 $   18,519
Universal life and investment-type product policy fees...............      2,239      2,202      2,075
Net investment income................................................     11,852     11,615     11,581
Other revenues.......................................................      1,730      1,808      1,725
Net investment gains (losses):
 Other-than-temporary impairments on fixed maturity securities.......      (214)      (244)      (510)
 Other-than-temporary impairments on fixed maturity securities
   transferred to other comprehensive income (loss)..................         22         17        150
 Other net investment gains (losses).................................      (138)        359        190
                                                                      ---------- ---------- ----------
   Total net investment gains (losses)...............................      (330)        132      (170)
 Net derivative gains (losses).......................................        675      1,578      (266)
                                                                      ---------- ---------- ----------
     Total revenues..................................................     36,046     35,623     33,464
                                                                      ---------- ---------- ----------
Expenses
Policyholder benefits and claims.....................................     22,269     20,681     20,707
Interest credited to policyholder account balances...................      2,390      2,372      2,523
Policyholder dividends...............................................      1,295      1,355      1,443
Other expenses.......................................................      6,394      6,471      6,282
                                                                      ---------- ---------- ----------
     Total expenses..................................................     32,348     30,879     30,955
                                                                      ---------- ---------- ----------
Income (loss) from continuing operations before provision for income
  tax................................................................      3,698      4,744      2,509
Provision for income tax expense (benefit)...........................      1,055      1,460        769
                                                                      ---------- ---------- ----------
Income (loss) from continuing operations, net of income tax..........      2,643      3,284      1,740
Income (loss) from discontinued operations, net of income tax........         40         61         31
                                                                      ---------- ---------- ----------
 Net income (loss)...................................................      2,683      3,345      1,771
Less: Net income (loss) attributable to noncontrolling interests.....          2        (8)        (3)
                                                                      ---------- ---------- ----------
Net income (loss) attributable to Metropolitan Life Insurance
  Company............................................................ $    2,681 $    3,353 $    1,774
                                                                      ========== ========== ==========



       See accompanying notes to the consolidated financial statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                Consolidated Statements of Comprehensive Income
             For the Years Ended December 31, 2012, 2011 and 2010

                                 (In millions)

                                                                       2012       2011       2010
                                                                    ---------- ---------- ----------
Net income (loss) attributable to Metropolitan Life Insurance
  Company.......................................................... $    2,681 $    3,353 $    1,774
Net income (loss) attributable to noncontrolling interests.........          2        (8)        (3)
                                                                    ---------- ---------- ----------
Net income (loss)..................................................      2,683      3,345      1,771
Other comprehensive income (loss):
 Unrealized investment gains (losses), net of related offsets......      2,502      2,567      4,470
 Unrealized gains (losses) on derivatives..........................      (241)      1,203        182
 Foreign currency translation adjustments..........................       (30)          6       (29)
 Defined benefit plans adjustment..................................      (766)      (671)        161
                                                                    ---------- ---------- ----------
 Other comprehensive income (loss), before income tax..............      1,465      3,105      4,784
 Income tax (expense) benefit related to items of other
   comprehensive income (loss).....................................      (511)    (1,074)    (1,676)
                                                                    ---------- ---------- ----------
 Other comprehensive income (loss), net of income tax..............        954      2,031      3,108
                                                                    ---------- ---------- ----------
Comprehensive income (loss)........................................      3,637      5,376      4,879
Less: Comprehensive income (loss) attributable to noncontrolling
  interest, net of income tax......................................          2        (8)          3
                                                                    ---------- ---------- ----------
Comprehensive income (loss) attributable to Metropolitan Life
  Insurance Company, excluding cumulative effect of change in
  accounting principle.............................................      3,635      5,384      4,876
Cumulative effect of change in accounting principle, net of income
  tax..............................................................         --         --         10
                                                                    ---------- ---------- ----------
Comprehensive income (loss) attributable to Metropolitan Life
  Insurance Company................................................ $    3,635 $    5,384 $    4,886
                                                                    ========== ========== ==========





       See accompanying notes to the consolidated financial statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                       Consolidated Statements of Equity
                     For the Year Ended December 31, 2012

                                 (In millions)




                                                      Additional
                                             Common    Paid-in    Retained
                                             Stock     Capital   Earnings
                                            -------  ----------- ----------
Balance at December 31, 2011............... $      5 $    14,506 $    6,973
Capital contributions from MetLife, Inc.
 (Note 13).................................                    3
Excess tax benefits related to stock-based
 compensation..............................                    1
Dividends on common stock..................                         (1,023)
Change in equity of noncontrolling
 interests.................................
Net income (loss)..........................                           2,681
Other comprehensive income (loss), net
 of income tax.............................
                                            -------- ----------- ----------
Balance at December 31, 2012............... $      5 $    14,510 $    8,631
                                            ======== =========== ==========

                                                 Accumulated Other Comprehensive Income (Loss)
                                            --------------------------------------------------------
                                                  Net                      Foreign       Defined             Total
                                              Unrealized    Other-Than-    Currency      Benefit       Metropolitan Life
                                              Investment     Temporary   Translation      Plans        Insurance Company
                                             Gains (Losses)  Impairments  Adjustments   Adjustment    Stockholder's Equity
                                            --------------- ------------ ------------ -------------- ---------------------
Balance at December 31, 2011...............  $      5,185   $      (317)   $    37    $      (1,851)     $      24,538
Capital contributions from MetLife, Inc.
 (Note 13).................................                                                                          3
Excess tax benefits related to stock-based
 compensation..............................                                                                          1
Dividends on common stock..................                                                                    (1,023)
Change in equity of noncontrolling
 interests.................................
Net income (loss)..........................                                                                      2,681
Other comprehensive income (loss), net
 of income tax.............................         1,312            159      (19)             (498)               954
                                            --------------- ------------ ------------ -------------- ---------------------
Balance at December 31, 2012...............  $      6,497   $      (158)   $    18    $      (2,349)     $      27,154
                                            =============== ============ ============ ============== =====================




                                             Noncontrolling   Total
                                               Interests       Equity
                                            --------------- -----------
Balance at December 31, 2011...............   $      182    $    24,720
Capital contributions from MetLife, Inc.
 (Note 13).................................                           3
Excess tax benefits related to stock-based
 compensation..............................                           1
Dividends on common stock..................                     (1,023)
Change in equity of noncontrolling
 interests.................................          108            108
Net income (loss)..........................            2          2,683
Other comprehensive income (loss), net
 of income tax.............................                         954
                                            --------------- -----------
Balance at December 31, 2012...............   $      292    $    27,446
                                            =============== ===========




       See accompanying notes to the consolidated financial statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Consolidated Statements of Equity -- (Continued)
                     For the Year Ended December 31, 2011

                                 (In millions)





                                        Common      Additional    Retained
                                        Stock    Paid-in Capital Earnings
                                       -------   --------------- ---------
Balance at December 31, 2010......... $        5  $      14,445  $  4,941
Capital contributions from MetLife,
 Inc. (Note 13)......................                        50
Excess tax benefits related to stock-
 based compensation..................                        11
Dividends on common stock............                             (1,321)
Change in equity of noncontrolling
 interests...........................
Net income (loss)....................                               3,353
Other comprehensive income (loss),
 net of income tax...................
                                      ---------- --------------- ---------
Balance at December 31, 2011......... $        5  $      14,506  $  6,973
                                      ========== =============== =========

                                            Accumulated Other Comprehensive Income (Loss)
                                      ----------------------------------------------------------
                                            Net                      Foreign        Defined              Total
                                        Unrealized    Other-Than-    Currency       Benefit        Metropolitan Life
                                        Investment     Temporary   Translation       Plans         Insurance Company
                                       Gains (Losses)  Impairments  Adjustments    Adjustment     Stockholder's Equity
                                      --------------- ------------ ------------ ---------------- ---------------------
Balance at December 31, 2010.........  $      2,672   $      (254)  $      34   $        (1,429)    $        20,414
Capital contributions from MetLife,
 Inc. (Note 13)......................                                                                            50
Excess tax benefits related to stock-
 based compensation..................                                                                            11
Dividends on common stock............                                                                       (1,321)
Change in equity of noncontrolling
 interests...........................
Net income (loss)....................                                                                         3,353
Other comprehensive income (loss),
 net of income tax...................         2,513           (63)          3              (422)              2,031
                                      --------------- ------------ ------------ ---------------- ---------------------
Balance at December 31, 2011.........  $      5,185   $      (317)  $      37    $       (1,851)    $        24,538
                                      =============== ============ ============ ================ =====================




                                       Noncontrolling   Total
                                         Interests       Equity
                                      --------------- -----------
Balance at December 31, 2010.........  $        148   $    20,562
Capital contributions from MetLife,
 Inc. (Note 13)......................                          50
Excess tax benefits related to stock-
 based compensation..................                          11
Dividends on common stock............                     (1,321)
Change in equity of noncontrolling
 interests...........................            42            42
Net income (loss)....................           (8)         3,345
Other comprehensive income (loss),
 net of income tax...................                       2,031
                                      --------------- -----------
Balance at December 31, 2011.........  $        182   $    24,720
                                      =============== ===========





       See accompanying notes to the consolidated financial statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Consolidated Statements of Equity -- (Continued)
                     For the Year Ended December 31, 2010

                                 (In millions)




                                                      Additional
                                             Common    Paid-in    Retained
                                             Stock     Capital   Earnings
                                            -------  ----------- ----------
Balance at December 31, 2009............... $      5 $    14,438 $    4,817
Cumulative effect of change in accounting
 principle, net of income tax (Note 1).....                         (1,009)
                                            -------- ----------- ----------
Balance at January 1, 2010.................        5      14,438      3,808
Cumulative effect of change in accounting
 principle, net of income tax (Note 1).....                            (10)
Capital contributions from MetLife, Inc.
 (Note 13).................................                    3
Excess tax benefits related to stock-based
 compensation..............................                    4
Dividends on common stock..................                           (631)
Change in equity of noncontrolling
 interests.................................
Net income (loss)..........................                           1,774
Other comprehensive income (loss), net of
 income tax................................
                                            -------- ----------- ----------
Balance at December 31, 2010............... $      5 $    14,445 $    4,941
                                            ======== =========== ==========

                                                Accumulated Other Comprehensive Income (Loss)
                                            ------------------------------------------------------
                                                  Net                      Foreign      Defined            Total
                                              Unrealized    Other-Than-    Currency     Benefit      Metropolitan Life
                                              Investment     Temporary   Translation     Plans       Insurance Company
                                             Gains (Losses)  Impairments  Adjustments  Adjustment   Stockholder's Equity
                                            --------------- ------------ ------------ ------------ ---------------------
Balance at December 31, 2009...............   $    (265)     $    (341)  $        51  $    (1,527)    $        17,178
Cumulative effect of change in accounting
 principle, net of income tax (Note 1).....          (6)                         (1)                          (1,016)
                                              ----------     ----------  -----------  ------------    ---------------
Balance at January 1, 2010.................        (271)          (341)           50       (1,527)             16,162
Cumulative effect of change in accounting
 principle, net of income tax (Note 1).....           10                                                           --
Capital contributions from MetLife, Inc.
 (Note 13).................................                                                                         3
Excess tax benefits related to stock-based
 compensation..............................                                                                         4
Dividends on common stock..................                                                                     (631)
Change in equity of noncontrolling
 interests.................................
Net income (loss)..........................                                                                     1,774
Other comprehensive income (loss), net of
 income tax................................        2,933             87         (16)            98              3,102
                                            --------------- ------------ ------------ ------------ ---------------------
Balance at December 31, 2010...............   $    2,672     $    (254)  $        34  $    (1,429)    $        20,414
                                            =============== ============ ============ ============ =====================




                                             Noncontrolling  Total
                                               Interests      Equity
                                            --------------- ---------
Balance at December 31, 2009...............  $        291   $  17,469
Cumulative effect of change in accounting
 principle, net of income tax (Note 1).....                   (1,016)
                                             ------------   ---------
Balance at January 1, 2010.................           291      16,453
Cumulative effect of change in accounting
 principle, net of income tax (Note 1).....                        --
Capital contributions from MetLife, Inc.
 (Note 13).................................                         3
Excess tax benefits related to stock-based
 compensation..............................                         4
Dividends on common stock..................                     (631)
Change in equity of noncontrolling
 interests.................................         (146)       (146)
Net income (loss)..........................           (3)       1,771
Other comprehensive income (loss), net of
 income tax................................             6       3,108
                                            --------------- ---------
Balance at December 31, 2010...............  $        148   $  20,562
                                            =============== =========




       See accompanying notes to the consolidated financial statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                     Consolidated Statements of Cash Flows
             For the Years Ended December 31, 2012, 2011 and 2010

                                 (In millions)

                                                                                             2012        2011       2010
                                                                                          ----------- ---------- ----------
Cash flows from operating activities
Net income (loss)........................................................................ $     2,683 $    3,345 $    1,771
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
  Depreciation and amortization expenses.................................................         416        407        394
  Amortization of premiums and accretion of discounts associated with investments, net...       (698)      (683)      (709)
  (Gains) losses on investments and derivatives and from sales of businesses, net........       (188)    (1,735)        380
  (Income) loss from equity method investments, net of dividends or distributions........          42        269        116
  Interest credited to policyholder account balances.....................................       2,390      2,372      2,523
  Universal life and investment-type product policy fees.................................     (2,239)    (2,202)    (2,075)
  Change in trading and fair value option securities.....................................       (100)         20       (14)
  Change in accrued investment income....................................................          22         14      (117)
  Change in premiums, reinsurance and other receivables..................................       (422)      (208)      (377)
  Change in deferred policy acquisition costs and value of business acquired, net........         359        150        169
  Change in income tax...................................................................        (28)        527        727
  Change in other assets.................................................................         361        767        283
  Change in insurance-related liabilities and policy-related balances....................       1,915      2,587      2,469
  Change in other liabilities............................................................         170        726        684
  Other, net.............................................................................       (147)      (125)      (120)
                                                                                          ----------- ---------- ----------
Net cash provided by operating activities................................................       4,536      6,231      6,104
                                                                                          ----------- ---------- ----------
Cash flows from investing activities
  Sales, maturities and repayments of:
   Fixed maturity securities.............................................................      52,889     53,325     49,828
   Equity securities.....................................................................         245        816        520
   Mortgage loans........................................................................       8,668      8,152      4,853
   Real estate and real estate joint ventures............................................         721      1,058        241
   Other limited partnership interests...................................................         585        754        383
  Purchases of:
   Fixed maturity securities.............................................................    (62,136)   (54,038)   (57,961)
   Equity securities.....................................................................       (393)      (278)      (157)
   Mortgage loans........................................................................     (9,448)   (10,443)    (5,820)
   Real estate and real estate joint ventures............................................     (1,447)      (980)      (539)
   Other limited partnership interests...................................................       (660)      (658)      (614)
  Cash received in connection with freestanding derivatives..............................         634      1,011        712
  Cash paid in connection with freestanding derivatives..................................       (443)      (695)      (920)
  Issuances of loans to affiliates.......................................................          --      (525)         --
  Net change in policy loans.............................................................        (50)       (44)      (171)
  Net change in short-term investments...................................................       (567)    (3,816)        841
  Net change in other invested assets....................................................       (791)      (562)        149
  Net change in property, equipment and leasehold improvements...........................        (71)      (104)      (138)
  Other, net.............................................................................          --          7        (7)
                                                                                          ----------- ---------- ----------
Net cash used in investing activities.................................................... $  (12,264) $  (7,020) $  (8,800)
                                                                                          ----------- ---------- ----------



       See accompanying notes to the consolidated financial statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

             Consolidated Statements of Cash Flows -- (Continued)
             For the Years Ended December 31, 2012, 2011 and 2010

                                 (In millions)

                                                                                           2012        2011        2010
                                                                                        ----------- ----------- -----------
Cash flows from financing activities
  Policyholder account balances:
   Deposits............................................................................ $    61,647 $    55,586 $    44,481
   Withdrawals.........................................................................    (56,373)    (57,078)    (43,381)
  Net change in payables for collateral under securities loaned and other transactions.       2,181       3,266       2,352
  Net change in short-term debt........................................................         (1)         (1)       (217)
  Long-term debt issued................................................................          79         110         188
  Long-term debt repaid................................................................        (81)     (1,411)       (324)
  Dividends on common stock............................................................     (1,023)     (1,151)       (232)
  Capital contribution.................................................................          --          47          --
  Other, net...........................................................................         611          25        (33)
                                                                                        ----------- ----------- -----------
Net cash provided by (used in) financing activities....................................       7,040       (607)       2,834
                                                                                        ----------- ----------- -----------
Change in cash and cash equivalents....................................................       (688)     (1,396)         138
Cash and cash equivalents, beginning of year...........................................       2,089       3,485       3,347
                                                                                        ----------- ----------- -----------
Cash and cash equivalents, end of year................................................. $     1,401 $     2,089 $     3,485
                                                                                        =========== =========== ===========
Supplemental disclosures of cash flow information:
  Net cash paid for:
   Interest............................................................................ $       151 $       196 $       217
                                                                                        =========== =========== ===========
   Income tax.......................................................................... $       842 $       701 $       183
                                                                                        =========== =========== ===========
  Non-cash transactions:
   Purchase money mortgage loans on sales of real estate joint ventures................ $        -- $        -- $         2
                                                                                        =========== =========== ===========
   Capital contributions from MetLife, Inc............................................. $         3 $         3 $         3
                                                                                        =========== =========== ===========
   Dividends to MetLife, Inc........................................................... $        -- $       170 $       399
                                                                                        =========== =========== ===========
   Real estate and real estate joint ventures acquired in satisfaction of debt......... $       264 $       151 $        58
                                                                                        =========== =========== ===========




       See accompanying notes to the consolidated financial statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                Notes to the Consolidated Financial Statements

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies

Business

  Metropolitan Life Insurance Company and its subsidiaries (collectively, "MLIC" or the "Company") is a leading provider of insurance, annuities and employee benefit programs throughout the United States. The Company offers life insurance and annuities to individuals, as well as group insurance and retirement & savings products and services to corporations and other institutions. Metropolitan Life Insurance Company is a wholly-owned subsidiary of MetLife, Inc.

  The Company is organized into three segments: Retail; Group, Voluntary & Worksite Benefits; and Corporate Benefit Funding. See Note 2 for information on the reorganization of the Company's segments during 2012, which were retrospectively applied.

Basis of Presentation

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the consolidated financial statements. In applying these policies and estimates, management makes subjective and complex judgments that frequently require assumptions about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's business and operations. Actual results could differ from estimates.

Consolidation

  The accompanying consolidated financial statements include the accounts of Metropolitan Life Insurance Company and its subsidiaries, as well as partnerships and joint ventures in which the Company has control, and variable interest entities ("VIEs") for which the Company is the primary beneficiary. Intercompany accounts and transactions have been eliminated.

  Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity.

Discontinued Operations

  The results of operations of a component of the Company that has either been disposed of or is classified as held-for-sale are reported in discontinued operations if certain criteria are met. In order to qualify for a discontinued operation, the operations and cash flows of the component have been or will be eliminated from the ongoing operations of the Company, and the Company will not have any significant continuing involvement in the operations of the component after the disposal transaction.

Separate Accounts

  Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. The Company

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if:

    .  such separate accounts are legally recognized;
    . assets supporting the contract liabilities are legally insulated from the Company's general account liabilities;
    . investments are directed by the contractholder; and . all investment performance, net of contract fees and assessments, is passed through to the contractholder.

  The Company reports separate account assets at their fair value, which is based on the estimated fair values of the underlying assets comprising the individual separate account portfolios. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line in the consolidated statements of operations. Separate accounts credited with a contractual investment return are combined on a line-by-line basis with the Company's general account assets, liabilities, revenues and expenses and the accounting for these investments is consistent with the methodologies described herein for similar financial instruments held within the general account.

  The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges. Such fees are included in universal life and investment-type product policy fees in the consolidated statements of operations.

Reclassifications

  Certain amounts in the prior years' consolidated financial statements and related footnotes thereto have been reclassified to conform with the current year presentation as discussed throughout the Notes to the Consolidated Financial Statements. See "-- Adoption of New Accounting Pronouncements" for discussion of accounting pronouncements adopted in 2012, which were retrospectively applied.

Summary of Significant Accounting Policies

  The following are the Company's significant accounting policies with references to notes providing additional information on such policies and critical accounting estimates relating to such policies.

--------------------------------------------------------------------------------------------------------
Accounting Policy                                                                                   Note
--------------------------------------------------------------------------------------------------------
Insurance                                                                                              4
--------------------------------------------------------------------------------------------------------
Deferred Policy Acquisition Costs, Value of Business Acquired and Other Policy-Related Intangibles     5
--------------------------------------------------------------------------------------------------------
Reinsurance                                                                                            6
--------------------------------------------------------------------------------------------------------
Investments                                                                                            8
--------------------------------------------------------------------------------------------------------
Derivatives                                                                                            9
--------------------------------------------------------------------------------------------------------
Fair Value                                                                                            10
--------------------------------------------------------------------------------------------------------
Goodwill                                                                                              11
--------------------------------------------------------------------------------------------------------
Employee Benefit Plans                                                                                15
--------------------------------------------------------------------------------------------------------
Income Tax                                                                                            16
--------------------------------------------------------------------------------------------------------
Litigation Contingencies                                                                              17
--------------------------------------------------------------------------------------------------------

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


Insurance

  Future Policy Benefit Liabilities and Policyholder Account Balances

  The Company establishes liabilities for amounts payable under insurance policies. Generally, amounts are payable over an extended period of time and related liabilities are calculated as the present value of future expected benefits to be paid reduced by the present value of future expected premiums. Such liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, policy lapse, renewal, retirement, disability incidence, disability terminations, investment returns, inflation, expenses and other contingent events as appropriate to the respective product type. These assumptions are established at the time the policy is issued and are intended to estimate the experience for the period the policy benefits are payable. Utilizing these assumptions, liabilities are established on a block of business basis. For long duration insurance contracts, assumptions such as mortality, morbidity and interest rates are "locked in" upon the issuance of new business. However, significant adverse changes in experience on such contracts may require the establishment of premium deficiency reserves. Such reserves are determined based on the then current assumptions and do not include a provision for adverse deviation.

  Premium deficiency reserves may also be established for short duration contracts to provide for expected future losses. These reserves are based on actuarial estimates of the amount of loss inherent in that period, including losses incurred for which claims have not been reported. The provisions for unreported claims are calculated using studies that measure the historical length of time between the incurred date of a claim and its eventual reporting to the Company. Anticipated investment income is considered in the calculation of premium deficiency losses for short duration contracts.

  Liabilities for universal and variable life secondary guarantees and paid-up guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the accumulation period based on total expected assessments. The assumptions used in estimating the secondary and paid-up guarantee liabilities are consistent with those used for amortizing deferred policy acquisition costs ("DAC"), and are thus subject to the same variability and risk as further discussed herein. The assumptions of investment performance and volatility for variable products are consistent with historical experience of appropriate underlying equity indices, such as the Standard & Poor's Ratings Services ("S&P") 500 Index. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

  The Company regularly reviews its estimates of liabilities for future policy benefits and compares them with its actual experience. Differences result in changes to the liability balances with related charges or credits to benefit expenses in the period in which the changes occur.

  Policyholder account balances ("PABs") relate to contract or contract features where the Company has no significant insurance risk.

  The Company issues certain variable annuity products with guaranteed minimum benefits that provide the policyholder a minimum return based on their initial deposit (i.e., the benefit base) less withdrawals. These guarantees are accounted for as insurance liabilities or as embedded derivatives depending on how and when the benefit is paid. Specifically, a guarantee is accounted for as an embedded derivative if a guarantee is paid without requiring (i) the occurrence of specific insurable event, or (ii) the policyholder to annuitize. Alternatively, a guarantee is accounted for as an insurance liability if the guarantee is paid only upon either (i) the occurrence of a

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

specific insurable event, or (ii) annuitization. In certain cases, a guarantee may have elements of both an insurance liability and an embedded derivative and in such cases the guarantee is split and accounted for under both models.

  Guarantees accounted for as insurance liabilities in future policy benefits include guaranteed minimum death benefits ("GMDBs"), the portion of guaranteed minimum income benefits ("GMIBs") that require annuitization, and the life-contingent portion of guaranteed minimum withdrawal benefits ("GMWBs").

  Guarantees accounted for as embedded derivatives in PABs include the non life-contingent portion of GMWB, guaranteed minimum accumulation benefits ("GMABs") and the portion of GMIB that do not require annuitization. At inception, the Company attributes to the embedded derivative a portion of the projected future guarantee fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits. Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees.

  Other Policy-Related Balances

  Other policy-related balances include policy and contract claims, unearned revenue liabilities, premiums received in advance, policyholder dividends due and unpaid and policyholder dividends left on deposit.

  The liability for policy and contract claims generally relates to incurred but not reported death, disability, long-term care ("LTC") and dental claims, as well as claims which have been reported but not yet settled. The liability for these claims is based on the Company's estimated ultimate cost of settling all claims. The Company derives estimates for the development of incurred but not reported claims principally from analyses of historical patterns of claims by business line. The methods used to determine these estimates are continually reviewed. Adjustments resulting from this continuous review process and differences between estimates and payments for claims are recognized in policyholder benefits and claims expense in the period in which the estimates are changed or payments are made.

  The unearned revenue liability relates to universal life-type and investment-type products and represents policy charges for services to be provided in future periods. The charges are deferred as unearned revenue and amortized using the product's estimated gross profits and margins, similar to DAC as discussed further herein. Such amortization is recorded in universal life and investment-type product policy fees.

  The Company accounts for the prepayment of premiums on its individual life, group life and health contracts as premium received in advance and applies the cash received to premiums when due.

  Recognition of Insurance Revenues and Deposits

  Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due from policyholders. Policyholder benefits and expenses are provided to recognize profits over the estimated lives of the insurance policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into earnings in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

  Premiums related to non-medical health and disability contracts are recognized on a pro rata basis over the applicable contract term.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  Deposits related to universal life-type and investment-type products are credited to PABs. Revenues from such contracts consist of fees for mortality, policy administration and surrender charges and are recorded in universal life and investment-type product policy fees in the period in which services are provided. Amounts that are charged to earnings include interest credited and benefit claims incurred in excess of related PABs.

  Premiums, policy fees, policyholder benefits and expenses are presented net of reinsurance.

Deferred Policy Acquisition Costs, Value of Business Acquired and Other Policy-Related Intangibles

  The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that are related directly to the successful acquisition or renewal of insurance contracts are capitalized as DAC. Such costs include:

    .  incremental direct costs of contract acquisition, such as commissions;
    . the portion of an employee's total compensation and benefits related to time spent selling, underwriting or processing the issuance of new and renewal insurance business only with respect to actual policies acquired or renewed; and
    . other essential direct costs that would not have been incurred had a policy not been acquired or renewed.

  All other acquisition-related costs, including those related to general advertising and solicitation, market research, agent training, product development, unsuccessful sales and underwriting efforts, as well as all indirect costs, are expensed as incurred.

  Value of business acquired ("VOBA") is an intangible asset resulting from a business combination that represents the excess of book value over the estimated fair value of acquired insurance, annuity, and investment-type contracts in-force at the acquisition date. The estimated fair value of the acquired liabilities is based on projections, by each block of business, of future policy and contract charges, premiums, mortality and morbidity, separate account performance, surrenders, operating expenses, investment returns, nonperformance risk adjustment and other factors. Actual experience on the purchased business may vary from these projections.

  DAC and VOBA are amortized as follows:

 -----------------------------------------------------------------------------
 Products:                              In proportion to the following over
                                        estimated lives of the contracts:
 -----------------------------------------------------------------------------
 .  Non-participating and               Historic actual and expected future
    non-dividend-paying traditional     gross premiums.
    contracts:
 .  Term insurance
 .  Non-participating whole life
    insurance
 .  Traditional group life insurance
 .  Non-medical health insurance
 -----------------------------------------------------------------------------
 .  Participating, dividend-paying      Actual and expected future gross
    traditional contracts               margins.
 -----------------------------------------------------------------------------
 .  Fixed and variable universal life   Actual and expected future gross
    contracts                           profits.
 .  Fixed and variable deferred
    annuity contracts
 -----------------------------------------------------------------------------

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  See Note 5 for additional information on DAC and VOBA amortization.

  The recovery of DAC and VOBA is dependent upon the future profitability of the related business. DAC and VOBA are aggregated in the consolidated financial statements for reporting purposes.

  The Company generally has two different types of sales inducements which are included in other assets: (i) the policyholder receives a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's deposit; and (ii) the policyholder receives a higher interest rate using a dollar cost averaging method than would have been received based on the normal general account interest rate credited. The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. The amortization of sales inducements is included in policyholder benefits and claims. Each year, or more frequently if circumstances indicate a potential recoverability issue exists, the Company reviews deferred sales inducements to determine the recoverability of the asset.

  Value of distribution agreements acquired ("VODA") is reported in other assets and represents the present value of expected future profits associated with the expected future business derived from the distribution agreements acquired as part of a business combination. Value of customer relationships acquired ("VOCRA") is also reported in other assets and represents the present value of the expected future profits associated with the expected future business acquired through existing customers of the acquired company or business. The VODA and VOCRA associated with past business combinations are amortized over useful lives ranging from 10 to 30 years and such amortization is included in other expenses. Each year, or more frequently if circumstances indicate a possible impairment exists, the Company reviews VODA and VOCRA to determine whether the asset is impaired.

Reinsurance

  For each of its reinsurance agreements, the Company determines whether the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. Cessions under reinsurance agreements do not discharge the Company's obligations as the primary insurer. The Company reviews all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

  For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid (received), and the liabilities ceded (assumed) related to the underlying contracts is considered the net cost of reinsurance at the inception of the reinsurance agreement. The net cost of reinsurance is recorded as an adjustment to DAC and recognized as a component of other expenses on a basis consistent with the way the acquisition costs on the underlying reinsured contracts would be recognized. Subsequent amounts paid (received) on the reinsurance of in-force blocks, as well as amounts paid (received) related to new business, are recorded as ceded (assumed) premiums and ceded (assumed) future policy benefit liabilities are established.

  For prospective reinsurance of short-duration contracts that meet the criteria for reinsurance accounting, amounts paid (received) are recorded as ceded (assumed) premiums and ceded (assumed) unearned premiums and are reflected as a component of premiums, reinsurance and other receivables (future policy benefits). Such amounts are amortized through earned premiums over the remaining contract period in proportion to the amount of insurance protection provided. For retroactive reinsurance of short-duration contracts that meet the criteria of reinsurance accounting, amounts paid (received) in excess of the related insurance liabilities ceded (assumed) are

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

recognized immediately as a loss and are reported in the appropriate line item within the consolidated statement of operations. Any gain on such retroactive agreement is deferred and is amortized as part of DAC, primarily using the recovery method.

  Ceded policyholder and contract related liabilities, other than those currently due, are reported gross on the consolidated balance sheet.

  Amounts currently recoverable under reinsurance agreements are included in premiums, reinsurance and other receivables and amounts currently payable are included in other liabilities. Assets and liabilities relating to reinsurance agreements with the same reinsurer may be recorded net on the consolidated balance sheet, if a right of offset exists within the reinsurance agreement. In the event that reinsurers do not meet their obligations to the Company under the terms of the reinsurance agreements, reinsurance recoverable balances could become uncollectible. In such instances, reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance.

  The funds withheld liability represents amounts withheld by the Company in accordance with the terms of the reinsurance agreements. The Company withholds the funds rather than transferring the underlying investments and, as a result, records funds withheld liability within other liabilities. The Company recognizes interest on funds withheld, included in other expenses, at rates defined by the terms of the agreement which may be contractually specified or directly related to the investment portfolio.

  Premiums, fees and policyholder benefits and claims include amounts assumed under reinsurance agreements and are net of reinsurance ceded. Amounts received from reinsurers for policy administration are reported in other revenues. With respect to GMIBs, a portion of the directly written GMIBs are accounted for as insurance liabilities, but the associated reinsurance agreements contain embedded derivatives. These embedded derivatives are included in premiums, reinsurance and other receivables with changes in estimated fair value reported in net derivative gains (losses).

  If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in other liabilities and deposits made are included within premiums, reinsurance and other receivables. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenues or other expenses, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenues or other expenses, as appropriate.

 Investments

  Net Investment Income

    Income on investments is reported within net investment income, unless otherwise stated herein.

  Fixed Maturity and Equity Securities

    The majority of the Company's fixed maturity and equity securities are classified as available-for-sale ("AFS") and are reported at their estimated fair value. Unrealized investment gains and losses on these securities are recorded as a separate component of other comprehensive income (loss) ("OCI"), net of policyholder-related amounts and deferred income taxes. All security transactions are recorded on a trade date basis. Investment gains and losses on sales are determined on a specific identification basis.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


    Interest income on fixed maturity securities is recognized when earned using an effective yield method giving effect to amortization of premiums and accretion of discounts. Prepayment fees are recognized when earned. Dividends on equity securities are recognized when declared.

    The Company periodically evaluates fixed maturity and equity securities for impairment. The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in estimated fair value and an analysis of the gross unrealized losses by severity and/or age. The analysis of gross unrealized losses is described further in Note 8 "-- Evaluation of AFS Securities for OTTI and Evaluating Temporarily Impaired AFS Securities."

    For fixed maturity securities in an unrealized loss position, an other-than-temporary impairment ("OTTI") is recognized in earnings when it is anticipated that the amortized cost will not be recovered. When either:
  (i) the Company has the intent to sell the security; or (ii) it is more likely than not that the Company will be required to sell the security before recovery, the OTTI recognized in earnings is the entire difference between the security's amortized cost and estimated fair value. If neither of these conditions exist, the difference between the amortized cost of the security and the present value of projected future cash flows expected to be collected is recognized as an OTTI in earnings ("credit loss"). If the estimated fair value is less than the present value of projected future cash flows expected to be collected, this portion of OTTI related to other-than-credit factors ("noncredit loss") is recorded in OCI. Adjustments are not made for subsequent recoveries in value.

    With respect to equity securities, the Company considers in its OTTI analysis its intent and ability to hold a particular equity security for a period of time sufficient to allow for the recovery of its estimated fair value to an amount equal to or greater than cost. If a sale decision is made for an equity security and recovery to an amount at least equal to cost prior to the sale is not expected, the security will be deemed to be other-than-temporarily impaired in the period that the sale decision was made and an OTTI loss will be recorded in earnings. The OTTI loss recognized is the entire difference between the security's cost and its estimated fair value with a corresponding charge to earnings.

  Trading and Fair Value Option Securities

    Trading and fair value option securities are stated at estimated fair value and include investments for which the fair value option ("FVO") has been elected ("FVO Securities") and investments that are actively purchased and sold ("Actively Traded Securities").

    Actively Traded Securities principally include fixed maturity securities and short sale agreement liabilities, which are included in other liabilities.

    FVO Securities include:

    . fixed maturity and equity securities held-for-investment by the general account to support asset and liability matching strategies for certain insurance products; and
    . securities held by consolidated securitization entities ("CSEs") (former qualifying special purpose entities), with changes in estimated fair value subsequent to consolidation included in net investment gains (losses).

    Changes in estimated fair value of these securities subsequent to purchase are included in net investment income, except for certain securities included in FVO Securities where changes are included in net investment gains (losses).

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  Mortgage Loans

    The Company disaggregates its mortgage loan investments into three portfolio segments: commercial, agricultural, and residential. The accounting and valuation allowance policies that are applicable to all portfolio segments are presented below and policies related to each of the portfolio segments are included in Note 8.

    Mortgage loans are stated at unpaid principal balance, adjusted for any unamortized premium or discount, deferred fees or expenses, and are net of valuation allowances. Interest income and prepayment fees are recognized when earned. Interest is accrued on the principal amount of the loan based on the loan's contractual interest rate, while amortization of premiums and discounts is recognized using the effective yield method. Gains and losses from sales of loans and increases or decreases to valuation allowances are recorded in net investment gains (losses).

  Policy Loans

    Policy loans are stated at unpaid principal balances. Interest income on such loans is recorded as earned using the contractual interest rate. Generally, accrued interest is capitalized on the policy's anniversary date. Valuation allowances are not established for policy loans, as they are fully collateralized by the cash surrender value of the underlying insurance policies. Any unpaid principal or interest on the loan is deducted from the cash surrender value or the death benefit prior to settlement of the insurance policy.

  Real Estate

    Real estate held-for-investment is stated at cost less accumulated depreciation. Depreciation is provided on a straight-line basis over the estimated useful life of the asset (typically 20 to 55 years). Rental income associated with such real estate is recognized on a straight-line basis over the term of the respective leases. The Company periodically reviews its real estate held-for-investment for impairment and tests for recoverability whenever events or changes in circumstances indicate the carrying value may not be recoverable and exceeds its estimated fair value. Properties whose carrying values are greater than their undiscounted cash flows are written down to their estimated fair value, which is generally computed using the present value of expected future cash flows discounted at a rate commensurate with the underlying risks.

    Real estate for which the Company commits to a plan to sell within one year and actively markets in its current condition for a reasonable price in comparison to its estimated fair value is classified as held for sale. Real estate held-for-sale is stated at the lower of depreciated cost or estimated fair value less expected disposition costs and is not depreciated.

    Real estate acquired upon foreclosure is recorded at the lower of estimated fair value or the carrying value of the mortgage loan at the date of foreclosure.

  Real Estate Joint Ventures and Other Limited Partnership Interests

    The Company uses the equity method of accounting for investments in real estate joint ventures and other limited partnership interests in which it has more than a minor ownership interest or more than a minor influence over the joint venture's or partnership's operations, but does not have a controlling financial interest. Equity method investment income is recognized as earned by the investee. The Company records its share of earnings using a three-month lag methodology for instances where the timely financial information is not available and the contractual agreements provide for the delivery of the investees' financial information after the end of the Company's reporting period.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


    The Company uses the cost method of accounting for investments in which it has virtually no influence over the joint venture's or the partnership's operations. Based on the nature and structure of these investments, they do not meet the characteristics of an equity security in accordance with applicable accounting standards. The Company recognizes distributions on cost method investments as earned or received.

    In addition to the investees performing regular evaluations for the impairment of underlying investments, the Company routinely evaluates these investments for impairments. For equity method investees, the Company considers financial and other information provided by the investee, other known information and inherent risks in the underlying investments, as well as future capital commitments, in determining whether an impairment has occurred. The Company considers its cost method investments for OTTI when the carrying value of such investments exceeds the net asset value ("NAV"). The Company takes into consideration the severity and duration of this excess when determining whether the cost method investment is other-than-temporarily impaired. When an OTTI has occurred, the impairment loss is recorded within net investment gains (losses).

  Short-term Investments

    Short-term investments include securities and other investments with remaining maturities of one year or less, but greater than three months, at the time of purchase and are stated at estimated fair value or amortized cost, which approximates estimated fair value. Short-term investments also include investments in affiliated money market pools.

  Other Invested Assets

    Other invested assets consist principally of the following:

    . Freestanding derivatives with positive estimated fair values are described in "-- Derivatives" below.
    . Tax credit partnerships derive their primary source of investment return in the form of income tax credits. Where tax credits are guaranteed by a creditworthy third party, the investment is accounted for under the effective yield method. Otherwise, the investment is accounted for under the equity method.
    . Loans to affiliates are stated at unpaid principal balance, adjusted for any unamortized premium or discount.
    . Leveraged leases are recorded net of non-recourse debt. The Company recognizes income on the leveraged leases by applying the leveraged lease's estimated rate of return to the net investment in the lease. The Company regularly reviews residual values and impairs them to expected values.
    . Funds withheld represent a receivable for amounts contractually withheld by ceding companies in accordance with reinsurance agreements. The Company recognizes interest on funds withheld at rates defined by the terms of the agreement which may be contractually specified or directly related to the underlying investments.
    . Joint venture investments that engage in insurance underwriting activities are accounted for under the equity method.

  Securities Lending Program

  Securities lending transactions, whereby blocks of securities, which are included in fixed maturity securities, equity securities, and short-term investments, are loaned to third parties, primarily brokerage firms and

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

commercial banks, and are treated as financing arrangements and the associated liability is recorded at the amount of cash received. The Company obtains collateral at the inception of the loan, usually cash, in an amount generally equal to 102% of the estimated fair value of the securities loaned, and maintains it at a level greater than or equal to 100% for the duration of the loan. The Company is liable to return to the counterparties the cash collateral received. Security collateral on deposit from counterparties in connection with the securities lending transactions may not be sold or repledged, unless the counterparty is in default, and is not reflected in the consolidated financial statements. The Company monitors the estimated fair value of the securities loaned on a daily basis with additional collateral obtained as necessary. Income and expenses associated with securities lending transactions are reported as investment income and investment expense, respectively, within net investment income.

Derivatives

  Freestanding Derivatives

  Freestanding derivatives are carried in the Company's consolidated balance sheets either as assets within other invested assets or as liabilities within other liabilities at estimated fair value. The Company does not offset the fair value amounts recognized for derivatives executed with the same counterparty under the same master netting agreement.

  Accruals on derivatives are generally recorded in accrued investment income or within other liabilities. However, accruals that are not scheduled to settle within one year are included with the derivatives carrying value in other invested assets or other liabilities.

  If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting, changes in the estimated fair value of the derivative are reported in net derivative gains (losses) except as follows:

-------------------------------------------------------------------------------
  Statement of Operations Presentation:    Derivative:
-------------------------------------------------------------------------------
  Net investment income                  .  Economic hedges of equity method
                                            investments in joint ventures
                                         .  All derivatives held in relation
                                            to trading portfolios
-------------------------------------------------------------------------------

  Hedge Accounting

  To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge. Hedge designation and financial statement presentation of changes in estimated fair value of the hedging derivatives are as follows:

  . Fair value hedge (a hedge of the estimated fair value of a recognized asset or liability) - in net derivative gains (losses), consistent with the change in fair value of the hedged item attributable to the designated risk being hedged.
  . Cash flow hedge (a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability)--effectiveness in OCI (deferred gains or losses on the derivative are reclassified into the consolidated statement of operations when the Company's earnings are affected by the variability in cash flows of the hedged item); ineffectiveness in net derivative gains (losses).

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  The change in estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of operations within interest income or interest expense to match the location of the hedged item.

  In its hedge documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method that will be used to measure ineffectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and at least quarterly throughout the life of the designated hedging relationship. Assessments of hedge effectiveness and measurements of ineffectiveness are also subject to interpretation and estimation and different interpretations or estimates may have a material effect on the amount reported in net income.

  The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; or (iv) the derivative is de-designated as a hedging instrument.

  When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item, the derivative continues to be carried in the consolidated balance sheets at its estimated fair value, with changes in estimated fair value recognized in net derivative gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its estimated fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. Provided the hedged forecasted transaction is still probable of occurrence, the changes in estimated fair value of derivatives recorded in OCI related to discontinued cash flow hedges are released into the consolidated statements of operations when the Company's earnings are affected by the variability in cash flows of the hedged item.

  When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur on the anticipated date or within two months of that date, the derivative continues to be carried in the consolidated balance sheets at its estimated fair value, with changes in estimated fair value recognized currently in net derivative gains (losses). Deferred gains and losses of a derivative recorded in OCI pursuant to the discontinued cash flow hedge of a forecasted transaction that is no longer probable are recognized immediately in net derivative gains (losses).

  In all other situations in which hedge accounting is discontinued, the derivative is carried at its estimated fair value in the consolidated balance sheets, with changes in its estimated fair value recognized in the current period as net derivative gains (losses).

  Embedded Derivatives

  The Company sells variable annuities and purchases certain investments that contain embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated. The embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative if:

  . the combined instrument is not accounted for in its entirety at fair value with changes in fair value recorded in earnings;

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  . the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract; and
  . a separate instrument with the same terms as the embedded derivative would qualify as a derivative instrument.

  Such embedded derivatives are carried in the consolidated balance sheets at estimated fair value with the host contract and changes in their estimated fair value are generally reported in net derivative gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income. Additionally, the Company may elect to carry an entire contract on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income if that contract contains an embedded derivative that requires bifurcation. At inception, the Company attributes to the embedded derivative a portion of the projected future guarantee fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits. Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees.

Fair Value

  Certain assets and liabilities are measured at estimated fair value in the Company's consolidated balance sheets. In addition, the notes to these consolidated financial statements include further disclosures of estimated fair values. The Company defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. In most cases, the exit price and the transaction (or entry) price will be the same at initial recognition.

  Subsequent to initial recognition, fair values are based on unadjusted quoted prices for identical assets or liabilities in active markets that are readily and regularly obtainable. When such quoted prices are not available, fair values are based on quoted prices in markets that are not active, quoted prices for similar but not identical assets or liabilities, or other observable inputs. If these inputs are not available, or observable inputs are not determinative, unobservable inputs and/or adjustments to observable inputs requiring management judgment are used to determine the fair value of assets and liabilities.

Goodwill

  Goodwill, which is included in other assets, represents the future economic benefits arising from net assets acquired in a business combination that are not individually identified and recognized. Goodwill is calculated as the excess of cost over the estimated fair value of such net assets acquired, is not amortized, and is tested for impairment based on a fair value approach at least annually or more frequently if events or circumstances indicate that there may be justification for conducting an interim test. The Company performs its annual goodwill impairment testing during the third quarter of each year based upon data as of the close of the second quarter. Goodwill associated with a business acquisition is not tested for impairment during the year the business is acquired unless there is a significant identified impairment event.

  The impairment test is performed at the reporting unit level, which is the operating segment or a business one level below the operating segment, if discrete financial information is prepared and regularly reviewed by management at that level. For purposes of goodwill impairment testing, if the carrying value of a reporting unit

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

exceeds its estimated fair value, there may be an indication of impairment. In such instances, the implied fair value of the goodwill is determined in the same manner as the amount of goodwill that would be determined in a business combination. The excess of the carrying value of goodwill over the implied fair value of goodwill would be recognized as an impairment and recorded as a charge against net income.

  On an ongoing basis, the Company evaluates potential triggering events that may affect the estimated fair value of the Company's reporting units to assess whether any goodwill impairment exists. Deteriorating or adverse market conditions for certain reporting units may have an impact on the estimated fair value of these reporting units and could result in future impairments of goodwill.

Employee Benefit Plans

  The Company sponsors and administers various qualified and non-qualified defined benefit pension plans and other postretirement employee benefit plans covering eligible employees and sales representatives who meet specified eligibility requirements of the sponsor and its participating affiliates. A December 31 measurement date is used for all of the Company's defined benefit pension and other postretirement benefit plans.

  The Company recognizes the funded status of the projected pension benefit obligation ("PBO") for pension benefits and the accumulated pension benefit obligation ("APBO") for other postretirement benefits for each of its plans. The Company recognizes an expense for differences between actual experience and estimates over the average future service period of participants. The actuarial gains or losses, prior service costs and credits not yet included in net periodic benefit costs are charged to accumulated OCI ("AOCI"), net of income tax.

  The Company also sponsors defined contribution plans for substantially all U.S. employees under which a portion of participant contributions is matched. Applicable matching contributions are made each payroll period. Accordingly, the Company recognizes compensation cost for current matching contributions. As all contributions are transferred currently as earned to the defined contribution plans, no liability for matching contributions is recognized in the consolidated balance sheets.

Income Tax

  Metropolitan Life Insurance Company and its includable subsidiaries join with MetLife, Inc. and its includable subsidiaries in filing a consolidated
U.S. life and non-life federal income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended (the "Code"). Metropolitan Life Insurance Company and its includable subsidiaries participate in a tax sharing agreement with MetLife, Inc.

  The Company's accounting for income taxes represents management's best estimate of various events and transactions.

  Deferred tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

  The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Factors in management's determination include the performance

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

of the business and its ability to generate capital gains. Significant judgment is required in determining whether valuation allowances should be established, as well as the amount of such allowances. When making such determination, consideration is given to, among other things, the following:

  . future taxable income exclusive of reversing temporary differences and carryforwards;
  .  future reversals of existing taxable temporary differences;
  . taxable income in prior carryback years; and . tax planning strategies.

  The Company may be required to change its provision for income taxes in certain circumstances. Examples of such circumstances include when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, future events, such as changes in tax laws, tax regulations, or interpretations of such laws or regulations, could have an impact on the provision for income tax and the effective tax rate. Any such changes could significantly affect the amounts reported in the consolidated financial statements in the year these changes occur.

  The Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50% likely of being realized upon settlement. Unrecognized tax benefits due to tax uncertainties that do not meet the threshold are included within other liabilities and are charged to earnings in the period that such determination is made.

  The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax.

Litigation Contingencies

  The Company is a party to a number of legal actions and is involved in a number of regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company's financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Except as otherwise disclosed in Note 17, legal costs are recognized in other expenses as incurred. On a quarterly and annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company's consolidated financial statements.

Other Accounting Policies

  Stock-Based Compensation

  Stock-based compensation recognized in the Company's consolidated results of operations is allocated from MetLife, Inc. The accounting policies described below represent those that MetLife, Inc. applies in determining such allocated expenses.

  MetLife, Inc. grants certain employees and directors stock-based compensation awards under various plans that are subject to specific vesting conditions. The cost of all stock-based transactions is measured at fair value at grant date and recognized over the period during which a grantee is required to provide services in exchange for

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

the award. Although the terms of MetLife, Inc.'s stock-based plans do not accelerate vesting upon retirement, or the attainment of retirement eligibility, the requisite service period subsequent to attaining such eligibility is considered nonsubstantive. Accordingly, MetLife, Inc. recognizes compensation expense related to stock-based awards over the shorter of the requisite service period or the period to attainment of retirement eligibility. An estimation of future forfeitures of stock-based awards is incorporated into the determination of compensation expense when recognizing expense over the requisite service period.

  Cash and Cash Equivalents

  The Company considers all highly liquid securities and other investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents. Cash equivalents are stated at amortized cost, which approximates estimated fair value.

  Property, Equipment, Leasehold Improvements and Computer Software

  Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using the straight-line method over the estimated useful lives of the assets, as appropriate. The estimated life is generally 40 years for company occupied real estate property, from five to 10 years for leasehold improvements, and from three to seven years for all other property and equipment. The cost basis of the property, equipment and leasehold improvements was $1.7 billion at both December 31, 2012 and 2011. Accumulated depreciation and amortization of property, equipment and leasehold improvements was $1.0 billion and $999 million at December 31, 2012 and 2011, respectively. Related depreciation and amortization expense was $121 million, $118 million and $111 million for the years ended December 31, 2012, 2011 and 2010, respectively.

  Computer software, which is included in other assets, is stated at cost, less accumulated amortization. Purchased software costs, as well as certain internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized generally over a four-year period using the straight-line method. The cost basis of computer software was $902 million and $1.6 billion at December 31, 2012 and 2011, respectively. Accumulated amortization of capitalized software was $611 million and $1.2 billion at December 31, 2012 and 2011, respectively. Related amortization expense was $143 million, $145 million and $132 million for the years ended December 31, 2012, 2011 and 2010, respectively.

  Other Revenues

  Other revenues include, in addition to items described elsewhere herein, advisory fees, broker-dealer commissions and fees, administrative service fees, and changes in account value relating to corporate-owned life insurance ("COLI"). Such fees and commissions are recognized in the period in which services are performed. Under certain COLI contracts, if the Company reports certain unlikely adverse results in its consolidated financial statements, withdrawals would not be immediately available and would be subject to market value adjustment, which could result in a reduction of the account value.

  Policyholder Dividends

  Policyholder dividends are approved annually by Metropolitan Life Insurance Company and its insurance subsidiaries' boards of directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

appropriate level of statutory surplus to be retained by Metropolitan Life Insurance Company and its insurance subsidiaries.

  Foreign Currency

  Assets, liabilities and operations of foreign affiliates and subsidiaries, if any, are recorded based on the functional currency of each entity. The determination of the functional currency is made based on the appropriate economic and management indicators. The local currencies of foreign operations are the functional currencies. Assets and liabilities of foreign affiliates and subsidiaries, if any, are translated from the functional currency to U.S. dollars at the exchange rates in effect at each year-end and income and expense accounts are translated at the average exchange rates during the year. The resulting translation adjustments are charged or credited directly to OCI, net of applicable taxes. Gains and losses from foreign currency transactions, including the effect of re-measurement of monetary assets and liabilities to the appropriate functional currency, are reported as part of net investment gains (losses) in the period in which they occur.

Adoption of New Accounting Pronouncements

  On January 1, 2012, the Company adopted new guidance regarding accounting for DAC, which was retrospectively applied. The guidance specifies that only costs related directly to successful acquisition of new or renewal contracts can be capitalized as DAC; all other acquisition-related costs must be expensed as incurred. As a result, certain sales manager compensation and administrative costs previously capitalized by the Company will no longer be deferred.

  The following table presents the effects of the retrospective application of the adoption of such new accounting guidance to the Company's previously reported consolidated balance sheet:

                                                           As Previously Reported     Adjustment          As Adjusted
                                                         ------------------------ ------------------- -------------------
                                                            December 31, 2011       December 31, 2011   December 31, 2011
                                                         ------------------------ ------------------- -------------------
                                                                                  (In millions)
Assets
  Other invested assets, principally at estimated fair
   value................................................   $             12,505   $              (27) $           12,478
  Deferred policy acquisition costs and value of
   business acquired (1)................................   $              7,779   $           (1,438) $            6,341
Liabilities
  Deferred income tax liability.........................   $              2,827   $             (503) $            2,324
Equity
  Retained earnings.....................................   $              8,077   $           (1,104) $            6,973
  Accumulated other comprehensive income (loss).........   $              2,912   $               142 $            3,054
  Total Metropolitan Life Insurance Company
   stockholder's equity.................................                 25,500                 (962)             24,538
  Total equity..........................................   $             25,682   $             (962) $           24,720

--------

(1)VOBA was not impacted by the adoption of this guidance.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  The following table presents the effects of the retrospective application of the adoption of such new accounting guidance to the Company's previously reported consolidated statements of operations:

                                        As Previously Reported        Adjustment              As Adjusted
                                      --------------------------- ------------------------ ------------------------
                                       Years Ended December 31,   Years Ended December 31, Years Ended December 31,
                                      --------------------------- ------------------------ ------------------------
                                            2011          2010       2011        2010          2011         2010
                                      ------------- -------------  ----------    -------   --------     --------
                                                               (In millions)
Revenues
  Net investment income.............. $  11,621 (1) $  11,586 (1) $      (6)    $   (5)    $11,615      $11,581
Expenses
  Other expenses..................... $       6,414 $       6,259 $       57    $    23    $ 6,471      $ 6,282
  Income (loss) from continuing
   operations before provision for
   income tax........................ $   4,807 (1) $   2,537 (1) $     (63)    $  (28)    $ 4,744      $ 2,509
  Provision for income tax expense
   (benefit)......................... $   1,479 (1) $     776 (1) $     (19)    $   (7)    $ 1,460      $   769
  Income (loss) from continuing
   operations, net of income tax..... $   3,328 (1) $   1,761 (1) $     (44)    $  (21)    $ 3,284      $ 1,740
  Net income (loss).................. $       3,389 $       1,792 $     (44)    $  (21)    $ 3,345      $ 1,771
  Net income (loss) attributable to
   Metropolitan Life Insurance
   Company........................... $       3,397 $       1,795 $     (44)    $  (21)    $ 3,353      $ 1,774

--------

(1)Amounts in the table above differ from the amounts previously reported in the consolidated statements of operations and comprehensive income due to the inclusion of the impact of discontinued real estate operations of $4 million ($6 million net investment income, net of $2 million income tax) and $5 million ($7 million net investment income, net of $2 million income tax) for the years ended December 31, 2011 and 2010, respectively.

  The following table presents the effects of the retrospective application of the adoption of such new accounting guidance to the Company's previously reported consolidated statements of cash flows:

                                                  As Previously Reported          Adjustment               As Adjusted
                                                -------------------------- ------------------------ --------------------------
                                                 Years Ended December 31,  Years Ended December 31,  Years Ended December 31,
                                                -------------------------- ------------------------ --------------------------
                                                    2011          2010         2011        2010         2011          2010
                                                ------------- ------------ ------------ ----------- ------------- ------------
                                                                                (In millions)
Cash flows from operating activities
  Net income (loss)............................ $       3,389 $      1,792 $       (44) $      (21) $       3,345 $      1,771
  Change in deferred policy acquisition costs
   and value of business acquired, net......... $          94 $        147 $         56 $        22 $         150 $        169
  Change in income tax......................... $         547 $        735 $       (20) $       (8) $         527 $        727
Cash flows from investing activities
  Net change in other invested assets.......... $       (570) $        142 $          8 $         7 $       (562) $        149

  On January 1, 2012, the Company adopted new guidance regarding comprehensive income, which was retrospectively applied, that provides companies with the option to present the total of comprehensive income, components of net income, and the components of OCI either in a single continuous statement of comprehensive income or in two separate but consecutive statements in annual financial statements. The standard eliminates the option to present components of OCI as part of the statement of changes in stockholder's equity. The Company adopted the two-statement approach for annual financial statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  Effective January 1, 2012, the Company adopted new guidance on goodwill impairment testing that simplifies how an entity tests goodwill for impairment. This new guidance allows an entity to first assess qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying value as a basis for determining whether it needs to perform the quantitative two-step goodwill impairment test. Only if an entity determines, based on qualitative assessment, that it is more likely than not that a reporting unit's fair value is less than its carrying value will it be required to calculate the fair value of the reporting unit. The qualitative assessment is optional and the Company is permitted to bypass it for any reporting unit in any period and begin its impairment analysis with the quantitative calculation. In 2012, the Company proceeded to Step 1 of the two-step impairment analysis for all of the Company's reporting units. The Company is permitted to perform the qualitative assessment in any subsequent period.

  Effective January 1, 2012, the Company adopted new guidance regarding fair value measurements that establishes common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and International Financial Reporting Standards. Some of the amendments clarify the Financial Accounting Standards Board's ("FASB") intent on the application of existing fair value measurement requirements. Other amendments change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements. The adoption did not have a material impact on the Company's consolidated financial statements other than the expanded disclosures in Note 10.

  Effective July 1, 2010, the Company adopted guidance regarding accounting for embedded credit derivatives within structured securities. This guidance clarifies the type of embedded credit derivative that is exempt from embedded derivative bifurcation requirements. Specifically, embedded credit derivatives resulting only from subordination of one financial instrument to another continue to qualify for the scope exception. Embedded credit derivative features other than subordination must be analyzed to determine whether they require bifurcation and separate accounting. As a result of the adoption of this guidance, the Company elected FVO for certain structured securities that were previously accounted for as fixed maturity securities. Upon adoption, the Company reclassified $50 million of securities from fixed maturity securities to trading and FVO securities. These securities had cumulative unrealized losses of $10 million, net of income tax, which was recognized as a cumulative effect adjustment to decrease retained earnings with a corresponding increase to AOCI as of July 1, 2010.

  Effective January 1, 2010, the Company adopted guidance related to financial instrument transfers and consolidation of VIEs. The financial instrument transfer guidance eliminates the concept of a qualified special purpose entity ("QSPE"), eliminates the guaranteed mortgage securitization exception, changes the criteria for achieving sale accounting when transferring a financial asset and changes the initial recognition of retained beneficial interests. The revised consolidation guidance changed the definition of the primary beneficiary, as well as the method of determining whether an entity is a primary beneficiary of a VIE from a quantitative model to a qualitative model. Under the qualitative VIE consolidation model, the entity that has both the ability to direct the most significant activities of the VIE and the obligation to absorb losses or receive benefits that could potentially be significant to the VIE is considered to be the primary beneficiary. The guidance requires a continuous reassessment, as well as enhanced disclosures, including the effects of a company's involvement with VIEs on its financial statements.

  As a result of the adoption of the amended VIE consolidation guidance, the Company consolidated certain former QSPEs that were previously accounted for as equity security collateralized debt obligations. The Company also elected FVO for all of the consolidated assets and liabilities of these entities. Upon consolidation, the Company recorded $278 million of securities classified as trading and FVO securities and $232 million of

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

long-term debt based on estimated fair values at January 1, 2010 and de-recognized less than $1 million in equity securities. The consolidation also resulted in an increase in retained earnings of $30 million, net of income tax, at January 1, 2010. For the year ended December 31, 2010, the Company recorded $15 million of net investment income on the consolidated assets, $15 million of interest expense in other expenses on the related long-term debt, and ($30) million in net investment gains (losses) to remeasure the assets and liabilities at their estimated fair values.

Future Adoption of New Accounting Pronouncements

  In March 2013, the FASB issued new guidance regarding foreign currency (Accounting Standards Update ("ASU") 2013-05, Foreign Currency Matters (Topic
830): Parent's Accounting for the Cumulative Translation Adjustment upon Derecognition of Certain Subsidiaries or Groups of Assets within a Foreign Entity or of an Investment in a Foreign Entity), effective prospectively for fiscal years and interim reporting periods within those years beginning after December 15, 2013. The amendments require an entity that ceases to have a controlling financial interest in a subsidiary or group of assets within a foreign entity to apply the guidance in Subtopic 830-30, Foreign Currency Matters--Translation of Financial Statements, to release any related cumulative translation adjustment into net income. Accordingly, the cumulative translation adjustment should be released into net income only if the sale or transfer results in the complete or substantially complete liquidation of the foreign entity in which the subsidiary or group of assets had resided. For an equity method investment that is a foreign entity, the partial sale guidance in section 830-30-40, Derecognition, still applies. As such, a pro rata portion of the cumulative translation adjustment should be released into net income upon a partial sale of such an equity method investment. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

  In February 2013, the FASB issued new guidance regarding liabilities (ASU 2013-04, Liabilities (Topic 405): Obligations Resulting from Joint and Several Liability Arrangements for Which the Total Amount of the Obligation Is Fixed at the Reporting Date), effective retrospectively for fiscal years beginning after December 15, 2013 and interim periods within those years. The amendments require an entity to measure obligations resulting from joint and several liability arrangements for which the total amount of the obligation within the scope of the guidance is fixed at the reporting date, as the sum of the amount the reporting entity agreed to pay on the basis of its arrangement among its co-obligors and any additional amount the reporting entity expects to pay on behalf of its co-obligors. In addition the amendments require an entity to disclose the nature and amount of the obligation as well as other information about the obligations. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

  In January 2013, the FASB issued new guidance regarding comprehensive income (ASU 2013-02, Comprehensive Income (Topic 220): Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive Income), effective prospectively for fiscal years beginning after December 15, 2012. The amendments require an entity to provide information about the amounts reclassified out of AOCI by component. In addition, an entity is required to present, either on the face of the statement where net income is presented or in the notes, significant amounts reclassified out of AOCI by the respective line items of net income but only if the amount reclassified is required under GAAP to be reclassified to net income in its entirety in the same reporting period. For other amounts that are not required under GAAP to be reclassified in their entirety to net income, an entity is required to cross-reference to other disclosures required under GAAP that provide additional detail about those amounts. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  In January 2013, the FASB issued new guidance regarding balance sheet offsetting disclosures (ASU 2013-01, Balance Sheet (Topic 210): Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities ("ASU 2013-01")), effective for fiscal years and interim periods within those years beginning on or after January 1, 2013. The amendments in ASU 2013-01 clarify that the scope of ASU 2011-11 (as defined below), applies to derivatives, including bifurcated embedded derivatives, repurchase and reverse repurchase agreements, and securities borrowing and lending transactions. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

  In December 2011, the FASB issued new guidance regarding balance sheet offsetting disclosures (ASU 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities ("ASU 2011-11")), effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance will be applied retrospectively for all comparative periods presented. The guidance requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effects of those arrangements on its financial position. Entities are required to disclose both gross information and net information about both instruments and transactions eligible for offset in the statement of financial position and instruments and transactions subject to an agreement similar to a master netting arrangement. The objective of the guidance is to facilitate comparison between those entities that prepare their financial statements on the basis of GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. The Company is currently evaluating the impact of this guidance on its consolidated financial statements and related disclosures.

  In July 2011, the FASB issued new guidance on other expenses (ASU 2011-06, Other Expenses (Topic 720): Fees Paid to the Federal Government by Health Insurers), effective for calendar years beginning after December 31, 2013. The objective of this standard is to address how health insurers should recognize and classify in their income statements fees mandated by the Patient Protection and Affordable Care Act, as amended by the Health Care and Education Reconciliation Act. The amendments in this standard specify that the liability for the fee should be estimated and recorded in full once the entity provides qualifying health insurance in the applicable calendar year in which the fee is payable with a corresponding deferred cost that is amortized to expense using the straight-line method of allocation unless another method better allocates the fee over the calendar year that it is payable. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

2. Segment Information

  As announced in November 2011, MetLife, Inc. reorganized its business into three broad geographic regions. As a result, during 2012, the Company reorganized into three segments: Retail; Group, Voluntary & Worksite Benefits; and Corporate Benefit Funding. In addition, the Company reports certain of its results of operations in Corporate & Other. Prior period results have been revised in connection with these changes.

Retail

  The Retail segment offers a broad range of protection products and services and a variety of annuities to individuals and employees of corporations and other institutions, and is organized into two businesses: Life & Other and Annuities. Life & Other insurance products and services include variable life, universal life, term life and whole life products. Additionally, through broker-dealer affiliates, the Company offers a full range of mutual funds and other securities products. Life & Other products and services also include individual disability income products. Annuities include a variety of variable and fixed annuities which provide for both asset accumulation and asset distribution needs.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


Group, Voluntary & Worksite Benefits

  The Group, Voluntary & Worksite Benefits segment offers a broad range of protection products and services to individuals and corporations, as well as other institutions and their respective employees, and is organized into two businesses: Group and Voluntary & Worksite. Group insurance products and services include variable life, universal life and term life products. Group insurance products and services also include dental, group short- and long-term disability and accidental death & dismemberment coverages. The Voluntary & Worksite business includes LTC, prepaid legal plans and critical illness products.

Corporate Benefit Funding

  The Corporate Benefit Funding segment offers a broad range of annuity and investment products, including guaranteed interest products and other stable value products, income annuities, and separate account contracts for the investment management of defined benefit and defined contribution plan assets. This segment also includes certain products to fund postretirement benefits and company-, bank- or trust-owned life insurance used to finance non-qualified benefit programs for executives.

Corporate & Other

  Corporate & Other contains the excess capital not allocated to the segments, enterprise-wide strategic initiative restructuring charges, various start-up and certain run-off entities, as well as interest expense related to the majority of the Company's outstanding debt and expenses associated with certain legal proceedings and income tax audit issues. Corporate & Other also includes the elimination of intersegment amounts, which generally relate to intersegment loans, which bear interest rates commensurate with related borrowings.

Financial Measures and Segment Accounting Policies

  Operating earnings is the measure of segment profit or loss the Company uses to evaluate segment performance and allocate resources. Consistent with GAAP guidance for segment reporting, operating earnings is the Company's measure of segment performance and is reported below. Operating earnings should not be viewed as a substitute for GAAP income (loss) from continuing operations, net of income tax. The Company believes the presentation of operating earnings as the Company measures it for management purposes enhances the understanding of its performance by highlighting the results of operations and the underlying profitability drivers of the business.

  Operating earnings is defined as operating revenues less operating expenses, both net of income tax.

  Operating revenues excludes net investment gains (losses) and net derivative gains (losses). The following additional adjustments are made to GAAP revenues, in the line items indicated, in calculating operating revenues:

    . Universal life and investment-type product policy fees excludes the amortization of unearned revenue related to net investment gains (losses) and net derivative gains (losses) and certain variable annuity GMIB fees ("GMIB Fees"); and

    . Net investment income: (i) includes amounts for scheduled periodic settlement payments and amortization of premium on derivatives that are hedges of investments but do not qualify for hedge accounting treatment,
       (ii) includes income from discontinued real estate operations, and
       (iii) excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  The following adjustments are made to GAAP expenses, in the line items indicated, in calculating operating expenses:

    .  Policyholder benefits and claims and policyholder dividends excludes:
       (i) changes in the policyholder dividend obligation related to net investment gains (losses) and net derivative gains (losses),
       (ii) amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets,
       (iii) benefits and hedging costs related to GMIBs ("GMIB Costs"), and
       (iv) market value adjustments associated with surrenders or terminations of contracts ("Market Value Adjustments");

    . Interest credited to policyholder account balances includes adjustments for scheduled periodic settlement payments and amortization of premium on derivatives that are hedges of PABs but do not qualify for hedge accounting treatment;

    . Amortization of DAC and VOBA excludes amounts related to: (i) net investment gains (losses) and net derivative gains (losses), (ii) GMIB Fees and GMIB Costs, and (iii) Market Value Adjustments;

    . Interest expense on debt excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP; and

    . Other expenses excludes costs related to noncontrolling interests and goodwill impairments.

  Set forth in the tables below is certain financial information with respect to the Company's segments, as well as Corporate & Other, for the years ended December 31, 2012, 2011 and 2010 and at December 31, 2012 and 2011. The segment accounting policies are the same as those used to prepare the Company's consolidated financial statements, except for operating earnings adjustments as defined above. In addition, segment accounting policies include the method of capital allocation described below.

  Economic capital is an internally developed risk capital model, the purpose of which is to measure the risk in the business and to provide a basis upon which capital is deployed. The economic capital model accounts for the unique and specific nature of the risks inherent in MetLife, Inc.'s and the Company's business.

  MetLife, Inc.'s economic capital model aligns segment allocated equity with emerging standards and consistent risk principles. Segment net investment income is credited or charged based on the level of allocated equity; however, changes in allocated equity do not impact the Company's consolidated net investment income, operating earnings or income (loss) from continuing operations, net of income tax.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


                                                             Operating Earnings
                                            -----------------------------------------------------
                                                         Group,
                                                       Voluntary, Corporate
                                                       & Worksite  Benefit   Corporate                           Total
Year Ended December 31, 2012                  Retail    Benefits   Funding    & Other    Total    Adjustments Consolidated
------------------------------------------- ---------- ---------- ---------- --------- ---------- ----------- ------------
                                                                            (In millions)
Revenues
Premiums................................... $    3,997 $  13,274  $    2,608 $       1 $   19,880  $     --    $  19,880
Universal life and investment-type product
 policy fees...............................      1,332       663         194        --      2,189        50        2,239
Net investment income......................      5,384     1,680       4,519       554     12,137     (285)       11,852
Other revenues.............................        265       398         252       815      1,730        --        1,730
Net investment gains (losses)..............         --        --          --        --         --     (330)        (330)
Net derivative gains (losses)..............         --        --          --        --         --       675          675
                                            ---------- ---------  ---------- --------- ----------  --------    ---------
  Total revenues...........................     10,978    16,015       7,573     1,370     35,936       110       36,046
                                            ---------- ---------  ---------- --------- ----------  --------    ---------
Expenses
Policyholder benefits and claims and
 policyholder dividends....................      6,294    12,580       4,552       (1)     23,425       139       23,564
Interest credited to policyholder account
 balances..................................      1,002       167       1,192        --      2,361        29        2,390
Capitalization of DAC......................      (584)      (24)        (24)        --      (632)        --        (632)
Amortization of DAC and VOBA...............        656        29          12         2        699       292          991
Interest expense on debt...................          5         1           9       133        148         4          152
Other expenses.............................      2,341     1,901         438     1,196      5,876         7        5,883
                                            ---------- ---------  ---------- --------- ----------  --------    ---------
  Total expenses...........................      9,714    14,654       6,179     1,330     31,877       471       32,348
                                            ---------- ---------  ---------- --------- ----------  --------    ---------
Provision for income tax expense (benefit).        442       477         488     (236)      1,171     (116)        1,055
                                            ---------- ---------  ---------- --------- ----------              ---------
Operating earnings......................... $      822 $     884  $      906 $     276      2,888
                                            ========== =========  ========== =========
Adjustments to:
  Total revenues...........................                                                   110
  Total expenses...........................                                                 (471)
  Provision for income tax (expense)
   benefit.................................                                                   116
                                                                                       ----------
Income (loss) from continuing operations,
 net of income tax.........................                                            $    2,643              $   2,643
                                                                                       ==========              =========
                                                         Group,
                                                       Voluntary  Corporate
                                                       & Worksite  Benefit   Corporate
At December 31, 2012                          Retail    Benefits   Funding    & Other    Total
------------------------------------------- ---------- ---------- ---------- --------- ----------
                                                                (In millions)

Total assets............................... $  171,050 $  41,362  $  183,856 $  32,996 $  429,264
Separate account assets.................... $   50,572 $     532  $   69,867 $      -- $  120,971
Separate account liabilities............... $   50,572 $     532  $   69,867 $      -- $  120,971

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


                                                            Operating Earnings
                                            ---------------------------------------------------
                                                         Group,
                                                       Voluntary, Corporate
                                                       & Worksite  Benefit  Corporate                            Total
Year Ended December 31, 2011                  Retail    Benefits   Funding   & Other      Total   Adjustments Consolidated
------------------------------------------- ---------- ---------- --------- ---------   --------- ----------- ------------
                                                                           (In millions)
Revenues
Premiums................................... $    4,022 $  12,487  $   1,778 $      1    $  18,288  $      --   $  18,288
Universal life and investment-type product
 policy fees...............................      1,334       630        197       --        2,161         41       2,202
Net investment income......................      5,363     1,682      4,312      385       11,742      (127)      11,615
Other revenues.............................        226       374        242      966        1,808         --       1,808
Net investment gains (losses)..............         --        --         --       --           --        132         132
Net derivative gains (losses)..............         --        --         --       --           --      1,578       1,578
                                            ---------- ---------  --------- --------    ---------  ---------   ---------
  Total revenues...........................     10,945    15,173      6,529    1,352       33,999      1,624      35,623
                                            ---------- ---------  --------- --------    ---------  ---------   ---------
Expenses
Policyholder benefits and claims and
 policyholder dividends....................      6,425    11,880      3,683        4       21,992         44      22,036
Interest credited to policyholder account
 balances..................................      1,000       178      1,140       --        2,318         54       2,372
Capitalization of DAC......................      (622)      (84)       (18)       --        (724)         --       (724)
Amortization of DAC and VOBA...............        681        95         14        1          791         84         875
Interest expense on debt...................          5        --          8      172          185          9         194
Other expenses.............................      2,564     1,837        472    1,247        6,120          6       6,126
                                            ---------- ---------  --------- --------    ---------  ---------   ---------
  Total expenses...........................     10,053    13,906      5,299    1,424       30,682        197      30,879
                                            ---------- ---------  --------- --------    ---------  ---------   ---------
Provision for income tax expense
 (benefit).................................        314       445        432    (229)          962        498       1,460
                                            ---------- ---------  --------- --------    ---------              ---------
Operating earnings......................... $      578 $     822  $     798 $    157        2,355
                                            ========== =========  ========= ========
Adjustments to:
  Total revenues...........................                                                 1,624
  Total expenses...........................                                                 (197)
  Provision for income tax (expense)
   benefit.................................                                                 (498)
                                                                                        ---------
Income (loss) from continuing operations,
 net of income tax.........................                                             $   3,284              $   3,284
                                                                                        =========              =========
                                                         Group,
                                                       Voluntary, Corporate
                                                       & Worksite  Benefit  Corporate
At December 31, 2011                          Retail    Benefits   Funding   & Other      Total
------------------------------------------- ---------- ---------- --------- ---------   ---------
                                                               (In millions)

Total assets............................... $  160,164 $  42,603  $ 164,244 $ 33,720    $ 400,731
Separate account assets.................... $   43,229 $     478  $  62,971 $     --    $ 106,678
Separate account liabilities............... $   43,229 $     478  $  62,971 $     --    $ 106,678

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


                                                           Operating Earnings
                                            -------------------------------------------------
                                                       Group,
                                                     Voluntary, Corporate
                                                     & Worksite  Benefit  Corporate                          Total
Year Ended December 31, 2010                 Retail   Benefits   Funding   & Other    Total   Adjustments Consolidated
------------------------------------------- -------- ---------- --------- --------- --------- ----------- ------------
                                                                          (In millions)
Revenues
Premiums................................... $  4,125 $  12,691  $  1,702  $      1  $  18,519  $      --   $  18,519
Universal life and investment-type product
 policy fees...............................    1,228       616       196        --      2,040         35       2,075
Net investment income......................    5,675     1,617     4,156       141     11,589        (8)      11,581
Other revenues.............................      163       358       240       964      1,725         --       1,725
Net investment gains (losses)..............       --        --        --        --         --      (170)       (170)
Net derivative gains (losses)..............       --        --        --        --         --      (266)       (266)
                                            -------- ---------  --------  --------  ---------  ---------   ---------
  Total revenues...........................   11,191    15,282     6,294     1,106     33,873      (409)      33,464
                                            -------- ---------  --------  --------  ---------  ---------   ---------
Expenses
Policyholder benefits and claims and
 policyholder dividends....................    6,504    12,122     3,511      (18)     22,119         31      22,150
Interest credited to policyholder account
 balances..................................    1,026       192     1,252        --      2,470         53       2,523
Capitalization of DAC......................    (530)      (97)      (13)        --      (640)         --       (640)
Amortization of DAC and VOBA...............      593        96        15         1        705        104         809
Interest expense on debt...................        5        --         8       189        202         15         217
Other expenses.............................    2,411     1,843       459     1,181      5,894          2       5,896
                                            -------- ---------  --------  --------  ---------  ---------   ---------
  Total expenses...........................   10,009    14,156     5,232     1,353     30,750        205      30,955
                                            -------- ---------  --------  --------  ---------  ---------   ---------
Provision for income tax expense
 (benefit).................................      415       395       371     (208)        973      (204)         769
                                            -------- ---------  --------  --------  ---------              ---------
Operating earnings......................... $    767 $     731  $    691  $   (39)      2,150
                                            ======== =========  ========  ========
Adjustments to:
  Total revenues...........................                                             (409)
  Total expenses...........................                                             (205)
  Provision for income tax (expense)
   benefit.................................                                               204
                                                                                    ---------
Income (loss) from continuing
 operations, net of income tax.............                                         $   1,740              $   1,740
                                                                                    =========              =========

  Net investment income is based upon the actual results of each segment's specifically identifiable investment portfolio adjusted for allocated equity. Other costs are allocated to each of the segments based upon: (i) a review of the nature of such costs; (ii) time studies analyzing the amount of employee compensation costs incurred by each segment; and (iii) cost estimates included in the Company's product pricing.

  The following table presents total premiums, universal life and investment-type product policy fees and other revenues by major product groups of the Company's segments, as well as Corporate & Other:

                                           Years Ended December 31,
                                         -----------------------------
                                           2012      2011      2010
                                         --------- --------- ---------
                                                 (In millions)
          Life insurance (1)............ $  17,224 $  16,209 $  16,204
          Accident and health insurance.     6,458     5,940     5,982
          Non-insurance.................       167       149       133
                                         --------- --------- ---------
           Total........................ $  23,849 $  22,298 $  22,319
                                         ========= ========= =========

--------

(1) Includes annuities and corporate benefit funding products.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  Revenues derived from one external customer were $2.5 billion, $2.4 billion and $2.2 billion for the years ended December 31, 2012, 2011 and 2010, respectively, which represented 11%, 11% and 10%, respectively, of consolidated premiums, universal life and investment-type product policy fees and other revenues. Revenues derived from any other customer did not exceed 10% of consolidated premiums, universal life and investment-type product policy fees and other revenues for the years ended December 31, 2012, 2011 and 2010. Substantially all of the Company's consolidated premiums, universal life & investment-type product policy fees and other revenues originated in the U.S.

3. Discontinued Operations

  The following table summarizes the amounts that have been reflected as discontinued operations in the consolidated statements of operations. Income
(loss) from discontinued operations includes real estate classified as held-for-sale or sold.

                                                                         Years ended December 31,
                                                                         -----------------------
                                                                          2012     2011    2010
                                                                         -------  ------- -------
                                                                              (In millions)
Total revenues.......................................................... $    62  $   105 $    37
Total expenses..........................................................      --       --      --
                                                                         -------  ------- -------
Income (loss) before provision for income tax...........................      62      105      37
Provision for income tax expense (benefit)..............................      22       37      12
                                                                         -------  ------- -------
Income (loss) from operations of discontinued operations, net of income
  tax...................................................................      40       68      25
Gain (loss) on disposal of operations, net of income tax................      --      (7)       6
                                                                         -------  ------- -------
Income (loss) from discontinued operations, net of income tax........... $    40  $    61 $    31
                                                                         =======  ======= =======

4. Insurance

Insurance Liabilities

  Insurance liabilities, including affiliated insurance liabilities on reinsurance assumed and ceded, are comprised of future policy benefits, PABs and other policy-related balances. Information regarding insurance liabilities by segment, as well as Corporate & Other, was as follows at:

                                                    December 31,
                                              -------------------------
                                                  2012         2011
                                              ------------ ------------
                                                    (In millions)
        Retail............................... $     92,322 $     92,352
        Group, Voluntary & Worksite Benefits.       28,517       27,480
        Corporate Benefit Funding............       93,051       83,752
        Corporate & Other....................          475          481
                                              ------------ ------------
         Total............................... $    214,365 $    204,065
                                              ============ ============

  See Note 2 for information on the reorganization of the Company's segments during 2012, which was retrospectively applied. See Note 6 for discussion of affiliated reinsurance liabilities included in the table above.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


Future policy benefits are measured as follows:

Product Type:                Measurement Assumptions:
-------------------------------------------------------------------
Participating life           Aggregate of (i) net level premium
                             reserves for death and endowment
                             policy benefits (calculated based
                             upon the non-forfeiture interest
                             rate, ranging from 3% to 7%, and
                             mortality rates guaranteed in
                             calculating the cash surrender values
                             described in such contracts); and
                             (ii) the liability for terminal
                             dividends.
-------------------------------------------------------------------
Non-participating life       Aggregate of the present value of
                             expected future benefit payments and
                             related expenses less the present
                             value of expected future net
                             premiums. Assumptions as to mortality
                             and persistency are based upon the
                             Company's experience when the basis
                             of the liability is established.
                             Interest rate assumptions for the
                             aggregate future policy benefit
                             liabilities range from 2% to 10%.
-------------------------------------------------------------------
Individual and group         Present value of expected future
traditional fixed annuities  payments. Interest rate assumptions
after annuitization          used in establishing such liabilities
                             range from 1% to 11%.
-------------------------------------------------------------------
Non-medical health           The net level premium method and
insurance                    assumptions as to future morbidity,
                             withdrawals and interest, which
                             provide a margin for adverse
                             deviation. Interest rate assumptions
                             used in establishing such liabilities
                             range from 4% to 7%.
-------------------------------------------------------------------
Disabled lives               Present value of benefits method and
                             experience assumptions as to claim
                             terminations, expenses and interest.
                             Interest rate assumptions used in
                             establishing such liabilities range
                             from 2% to 8%.
-------------------------------------------------------------------

  Participating business represented 5% and 6% of the Company's life insurance in-force at December 31, 2012 and 2011, respectively. Participating policies represented 29%, 32% and 32% of gross life insurance premiums for the years ended December 31, 2012, 2011 and 2010, respectively.

  PABs are equal to: (i) policy account values, which consist of an accumulation of gross premium payments; (ii) credited interest, ranging from 1% to 13%, less expenses, mortality charges and withdrawals; and (iii) fair value adjustments relating to business combinations.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


Guarantees

  The Company issues variable annuity products with guaranteed minimum benefits. The non-life contingent portion of GMWBs and the portion of certain GMIBs that does not require annuitization are accounted for as embedded derivatives in PABs and are further discussed in Note 9. Guarantees accounted for as insurance liabilities include:

Guarantee:                                       Measurement Assumptions:
------------------------------------------------------------------------------------
GMDBs  .  A return of purchase payment upon   .  Present value of expected death
          death even if the account value is     benefits in excess of the
          reduced to zero.                       projected account balance
                                                 recognizing the excess ratably
                                                 over the accumulation period based
                                                 on the present value of total
                                                 expected assessments.
------------------------------------------------------------------------------------

       .  An enhanced death benefit may be    .  Assumptions are consistent with
          available for an additional fee.       those used for amortizing DAC, and
                                                 are thus subject to the same
                                                 variability and risk.

                                              .  Investment performance and
                                                 volatility assumptions are
                                                 consistent with the historical
                                                 experience of the appropriate
                                                 underlying equity index, such as
                                                 the S&P 500 Index.

                                              .  Benefit assumptions are based on
                                                 the average benefits payable over
                                                 a range of scenarios.
------------------------------------------------------------------------------------
GMIBs  .  After a specified period of time    .  Present value of expected income
          determined at the time of issuance     benefits in excess of the
          of the variable annuity contract,      projected account balance at any
          a minimum accumulation of purchase     future date of annuitization and
          payments, even if the account          recognizing the excess ratably
          value is reduced to zero, that can     over the accumulation period based
          be annuitized to receive a monthly     on present value of total expected
          income stream that is not less         assessments.
          than a specified amount.
       .  Certain contracts also provide for  .  Assumptions are consistent with
          a guaranteed lump sum return of        those used for estimating GMDBs
          purchase premium in lieu of the        liabilities.
          annuitization benefit.

                                              .  Calculation incorporates an
                                                 assumption for the percentage of
                                                 the potential annuitizations that
                                                 may be elected by the
                                                 contractholder.
------------------------------------------------------------------------------------
GMWBs. .  A return of purchase payment via    .  Expected value of the life
          partial withdrawals, even if the       contingent payments and expected
          account value is reduced to zero,      assessments using assumptions
          provided that cumulative               consistent with those used for
          withdrawals in a contract year do      estimating the GMDBs liabilities.
          not exceed a certain limit.

       .  Certain contracts include
          guaranteed withdrawals that are
          life contingent.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  The Company also issues annuity contracts that apply a lower rate of funds deposited if the contractholder elects to surrender the contract for cash and a higher rate if the contractholder elects to annuitize ("two tier annuities"). These guarantees include benefits that are payable in the event of death, maturity or at annuitization. Additionally, the Company issues universal and variable life contracts where the Company contractually guarantees to the contractholder a secondary guarantee or a guaranteed paid-up benefit.

  Information regarding the liabilities for guarantees (excluding base policy liabilities and embedded derivatives) relating to annuity and universal and variable life contracts was as follows:

                                                                                              Universal and Variable
                                                                            Annuity Contracts    Life Contracts
                                                                            ----------------  ---------------------
                                                                                              Secondary    Paid-Up
                                                                             GMDBs    GMIBs   Guarantees  Guarantees  Total
                                                                            -------  -------- ----------  ---------- --------
                                                                                             (In millions)
Direct
Balance at January 1, 2010................................................. $    57  $     89  $    67     $    21   $    234
Incurred guaranteed benefits...............................................      10        24      179          28        241
Paid guaranteed benefits...................................................     (6)        --       --          --        (6)
                                                                            -------  --------  -------     -------   --------
Balance at December 31, 2010...............................................      61       113      246          49        469
Incurred guaranteed benefits...............................................      30        45       15           9         99
Paid guaranteed benefits...................................................     (7)        --       --          --        (7)
                                                                            -------  --------  -------     -------   --------
Balance at December 31, 2011...............................................      84       158      261          58        561
Incurred guaranteed benefits...............................................      31       174       79          10        294
Paid guaranteed benefits...................................................     (6)        --       --          --        (6)
                                                                            -------  --------  -------     -------   --------
Balance at December 31, 2012............................................... $   109  $    332  $   340     $    68   $    849
                                                                            =======  ========  =======     =======   ========
Ceded
Balance at January 1, 2010................................................. $    37  $     28  $    44     $     8   $    117
Incurred guaranteed benefits...............................................      13         8      165          26        212
Paid guaranteed benefits...................................................     (6)        --       --          --        (6)
                                                                            -------  --------  -------     -------   --------
Balance at December 31, 2010...............................................      44        36      209          34        323
Incurred guaranteed benefits...............................................      25        16        3           7         51
Paid guaranteed benefits...................................................     (7)        --       --          --        (7)
                                                                            -------  --------  -------     -------   --------
Balance at December 31, 2011...............................................      62        52      212          41        367
Incurred guaranteed benefits...............................................      30        58       53           6        147
Paid guaranteed benefits...................................................     (6)        --       --          --        (6)
                                                                            -------  --------  -------     -------   --------
Balance at December 31, 2012............................................... $    86  $    110  $   265     $    47   $    508
                                                                            =======  ========  =======     =======   ========
Net
Balance at January 1, 2010................................................. $    20  $     61  $    23     $    13   $    117
Incurred guaranteed benefits...............................................     (3)        16       14           2         29
Paid guaranteed benefits...................................................      --        --       --          --         --
                                                                            -------  --------  -------     -------   --------
Balance at December 31, 2010...............................................      17        77       37          15        146
Incurred guaranteed benefits...............................................       5        29       12           2         48
Paid guaranteed benefits...................................................      --        --       --          --         --
                                                                            -------  --------  -------     -------   --------
Balance at December 31, 2011...............................................      22       106       49          17        194
Incurred guaranteed benefits...............................................       1       116       26           4        147
Paid guaranteed benefits...................................................      --        --       --          --         --
                                                                            -------  --------  -------     -------   --------
Balance at December 31, 2012............................................... $    23  $    222  $    75     $    21   $    341
                                                                            =======  ========  =======     =======   ========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  Account balances of contracts with insurance guarantees were invested in separate account asset classes as follows at:

                                          December 31,
                                       -------------------
                                         2012      2011
                                       --------- ---------
                                          (In millions)
                      Fund Groupings:
                      Equity.......... $  19,623 $  18,240
                      Balanced........    19,235    14,368
                      Bond............     4,771     4,221
                      Specialty.......       852       787
                      Money Market....       192       211
                                       --------- ---------
                       Total.......... $  44,673 $  37,827
                                       ========= =========

  Based on the type of guarantee, the Company defines net amount at risk ("NAR") as listed below. These amounts include direct business, but exclude offsets from hedging or reinsurance, if any.

Variable Annuity Guarantees

  In the Event of Death

  Defined as the guaranteed minimum death benefit less the total contract account value, as of the balance sheet date. It represents the amount of the claim that the Company would incur if death claims were filed on all contracts on the balance sheet date.

  At Annuitization

  Defined as the amount (if any) that would be required to be added to the total contract account value to purchase a lifetime income stream, based on current annuity rates, equal to the minimum amount provided under the guaranteed benefit. This amount represents the Company's potential economic exposure to such guarantees in the event all contractholders were to annuitize on the balance sheet date, even though the contracts contain terms that only allow annuitization of the guaranteed amount after the 10th anniversary of the contract, which not all contractholders have achieved.

Two Tier Annuities

  Defined as the excess of the upper tier, adjusted for a profit margin, less the lower tier, as of the balance sheet date. These contracts apply a lower rate of funds if the contractholder elects to surrender the contract for cash and a higher rate if the contractholder elects to annuitize.

Universal and Variable Life Contracts

  Defined as the guarantee amount less the account value, as of the balance sheet date. It represents the amount of the claim that the Company would incur if death claims were filed on all contracts on the balance sheet date.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  Information regarding the types of guarantees relating to annuity contracts and universal and variable life contracts was as follows at:

                                              December 31,
                     --------------------------------------------------------------
                                  2012                           2011
                     ---------------------------    -------------------------------
                         In the          At             In the
                     Event of Death Annuitization   Event of Death At Annuitization
                     -------------- -------------   -------------- ----------------
                                             (In millions)
Annuity Contracts
  (1)
Variable Annuity
  Guarantees
Total contract
  account value.....  $    55,469    $    24,229     $    48,671     $    18,378
Separate account
  value.............  $    43,327    $    22,963     $    36,327     $    17,024
Net amount at risk..  $       902    $      845 (2)  $     1,894     $   413 (2)
Average attained
  age of
  contractholders...     64 years       60 years        63 years        60 years
Two Tier Annuities
General account
  value.............          N/A    $       274             N/A     $       276
Net amount at risk..          N/A    $        48             N/A     $        49
Average attained
  age of
  contractholders...          N/A       64 years             N/A        63 years

                                              December 31,
                     --------------------------------------------------------------
                                  2012                           2011
                     ---------------------------    -------------------------------
                       Secondary       Paid-Up        Secondary        Paid-Up
                       Guarantees    Guarantees       Guarantees      Guarantees
                     -------------- -------------   -------------- ----------------
                                             (In millions)
Universal and
  Variable Life
  Contracts (1)
Account value
  (general and
  separate account).  $     6,958    $     1,163     $     6,535     $     1,206
Net amount at risk..  $    85,216    $     9,299     $    88,999     $     9,977
Average attained
  age of
  policyholders.....     52 years       59 years        51 years        58 years

--------

(1)The Company's annuity and life contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

(2)The Company had previously disclosed the NAR based on the excess of the benefit base over the contractholder's total contract account value on the balance sheet date. Such amounts were $1.9 billion and $2.6 billion at December 31, 2012 and 2011, respectively. The Company has provided, in the table above, the NAR as defined above. The Company believes that this definition is more representative of the potential economic exposures of these guarantees as the contractholders do not have access to this difference other than through annuitization.

Obligations Under Funding Agreements

  The Company issues fixed and floating rate funding agreements, which are denominated in either U.S. dollars or foreign currencies, to certain special purpose entities ("SPEs") that have issued either debt securities or commercial paper for which payment of interest and principal is secured by such funding agreements. During the years ended December 31, 2012, 2011 and 2010, the Company issued $24.7 billion, $27.4 billion and $15.0 billion, respectively, and repaid $21.5 billion, $28.2 billion and $12.3 billion, respectively, of such funding agreements. At December 31, 2012 and 2011, liabilities for funding agreements outstanding, which are included in PABs, were $23.9 billion and $20.1 billion, respectively.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  Metropolitan Life Insurance Company and General American Life Insurance Company ("GALIC"), a subsidiary, are members of the Federal Home Loan Bank ("FHLB"). Holdings of FHLB common stock by branch, included in equity securities, were as follows at:

                                           December 31,
                                           -------------
                                            2012   2011
                                           ------ ------
                                           (In millions)
                       FHLB of New York... $  736 $  658
                       FHLB of Des Moines. $   55 $   31

  The Company has also entered into funding agreements. The liability for funding agreements is included in PABs. Information related to the funding agreements was as follows at:

                                  Liability              Collateral
                             ------------------- --------------------------
                                              December 31,
                             ----------------------------------------------
                               2012      2011        2012         2011
                             --------- --------- ------------ -------------
                                             (In millions)
     FHLB of New York (1)... $  13,512 $  11,655 $  14,611(2) $  13,002 (2)
     Farmer Mac (3)......... $   2,550 $   2,550 $      2,929 $       2,927
     FHLB of Des Moines (1). $   1,000 $     475 $   1,298(2) $     662 (2)

--------

(1)Represents funding agreements issued to the FHLB in exchange for cash and for which the FHLB has been granted a lien on certain assets, which are in the custody of the FHLB, including residential mortgage-backed securities ("RMBS"), to collateralize obligations under advances evidenced by funding agreements. The Company is permitted to withdraw any portion of the collateral in the custody of the FHLB as long as there is no event of default and the remaining qualified collateral is sufficient to satisfy the collateral maintenance level. Upon any event of default by the Company, the FHLB's recovery on the collateral is limited to the amount of the Company's liability to the FHLB.

(2)Advances are collateralized by mortgage-backed securities. The amount of collateral presented is at estimated fair value.

(3)Represents funding agreements issued to certain SPEs that have issued debt securities for which payment of interest and principal is secured by such funding agreements, and such debt securities are also guaranteed as to payment of interest and principal by the Federal Agricultural Mortgage Corporation, a federally chartered instrumentality of the U.S. ("Farmer Mac"). The obligations under these funding agreements are secured by a pledge of certain eligible agricultural real estate mortgage loans and may, under certain circumstances, be secured by other qualified collateral. The amount of collateral presented is at carrying value.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


Liabilities for Unpaid Claims and Claim Expenses

  Information regarding the liabilities for unpaid claims and claim expenses relating to group accident and non-medical health policies and contracts, which are reported in future policy benefits and other policy-related balances, was as follows:

                                                     Years Ended December 31,
                                                    --------------------------
                                                      2012     2011     2010
                                                    -------- -------- --------
                                                          (In millions)
 Balance at January 1,............................. $  6,622 $  6,539 $  6,302
   Less: Reinsurance recoverables..................      324      448      354
                                                    -------- -------- --------
 Net balance at January 1,.........................    6,298    6,091    5,948
                                                    -------- -------- --------
 Incurred related to:
   Current year....................................    4,320    3,856    3,733
   Prior years.....................................     (42)     (79)       13
                                                    -------- -------- --------
    Total incurred.................................    4,278    3,777    3,746
                                                    -------- -------- --------
 Paid related to:
   Current year....................................  (2,626)  (2,282)  (2,244)
   Prior years.....................................  (1,425)  (1,288)  (1,359)
                                                    -------- -------- --------
    Total paid.....................................  (4,051)  (3,570)  (3,603)
                                                    -------- -------- --------
 Net balance at December 31,.......................    6,525    6,298    6,091
 Add: Reinsurance recoverables.....................      301      324      448
                                                    -------- -------- --------
 Balance at December 31,........................... $  6,826 $  6,622 $  6,539
                                                    ======== ======== ========

  During 2012 and 2011, claims and claim adjustment expenses associated with prior years decreased by $42 million and $79 million, respectively, due to improved loss ratios for non-medical health claim liabilities. During 2010, claims and claim adjustment expenses associated with prior years increased by $13 million due to differences between the actual benefits paid and expected benefits owed during those periods.

Separate Accounts

  Separate account assets and liabilities include two categories of account types: pass-through separate accounts totaling $71.7 billion and $62.7 billion at December 31, 2012 and 2011, respectively, for which the policyholder assumes all investment risk, and separate accounts for which the Company contractually guarantees either a minimum return or account value to the policyholder which totaled $49.3 billion and $44.0 billion at December 31, 2012 and 2011, respectively. The latter category consisted primarily of funding agreements and participating close-out contracts. The average interest rate credited on these contracts was 2.80% and 3.12% at December 31, 2012 and 2011, respectively.

  For the years ended December 31, 2012, 2011 and 2010, there were no investment gains (losses) on transfers of assets from the general account to the separate accounts.

5. Deferred Policy Acquisition Costs, Value of Business Acquired and Other Policy-Related Intangibles

  See Note 1 for a description of capitalized acquisition costs.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


Non-Participating and Non-Dividend-Paying Traditional Contracts

  The Company amortizes DAC and VOBA related to these contracts (term insurance, non-participating whole life insurance, traditional group life insurance, and non-medical health insurance) over the appropriate premium paying period in proportion to the actual historic and expected future gross premiums that were set at contract issue. The expected premiums are based upon the premium requirement of each policy and assumptions for mortality, morbidity, persistency and investment returns at policy issuance, or policy acquisition (as it relates to VOBA), include provisions for adverse deviation, and are consistent with the assumptions used to calculate future policyholder benefit liabilities. These assumptions are not revised after policy issuance or acquisition unless the DAC or VOBA balance is deemed to be unrecoverable from future expected profits. Absent a premium deficiency, variability in amortization after policy issuance or acquisition is caused only by variability in premium volumes.

Participating, Dividend-Paying Traditional Contracts

  The Company amortizes DAC and VOBA related to these contracts over the estimated lives of the contracts in proportion to actual and expected future gross margins. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The future gross margins are dependent principally on investment returns, policyholder dividend scales, mortality, persistency, expenses to administer the business, creditworthiness of reinsurance counterparties and certain economic variables, such as inflation. For participating contracts within the closed block (dividend-paying traditional contracts) future gross margins are also dependent upon changes in the policyholder dividend obligation. See Note 7. Of these factors, the Company anticipates that investment returns, expenses, persistency and other factor changes, as well as policyholder dividend scales are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross margins with the actual gross margins for that period. When the actual gross margins change from previously estimated gross margins, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross margins exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross margins are below the previously estimated gross margins. Each reporting period, the Company also updates the actual amount of business in-force, which impacts expected future gross margins. When expected future gross margins are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross margins are above the previously estimated expected future gross margins. Each period, the Company also reviews the estimated gross margins for each block of business to determine the recoverability of DAC and VOBA balances.

Fixed and Variable Universal Life Contracts and Fixed and Variable Deferred Annuity Contracts

  The Company amortizes DAC and VOBA related to these contracts over the estimated lives of the contracts in proportion to actual and expected future gross profits. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The amount of future gross profits is dependent principally upon returns in excess of the amounts credited to policyholders, mortality, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties, the effect of any hedges used and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses and persistency are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross profits with the actual gross profits for that period. When the actual gross profits change from previously estimated gross profits, the

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross profits exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross profits are below the previously estimated gross profits. Each reporting period, the Company also updates the actual amount of business remaining in-force, which impacts expected future gross profits. When expected future gross profits are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross profits are above the previously estimated expected future gross profits. Each period, the Company also reviews the estimated gross profits for each block of business to determine the recoverability of DAC and VOBA balances.

Factors Impacting Amortization

  Separate account rates of return on variable universal life contracts and variable deferred annuity contracts affect in-force account balances on such contracts each reporting period, which can result in significant fluctuations in amortization of DAC and VOBA. Returns that are higher than the Company's long-term expectation produce higher account balances, which increases the Company's future fee expectations and decreases future benefit payment expectations on minimum death and living benefit guarantees, resulting in higher expected future gross profits. The opposite result occurs when returns are lower than the Company's long-term expectation. The Company's practice to determine the impact of gross profits resulting from returns on separate accounts assumes that long-term appreciation in equity markets is not changed by short-term market fluctuations, but is only changed when sustained interim deviations are expected. The Company monitors these events and only changes the assumption when its long-term expectation changes.

  The Company also periodically reviews other long-term assumptions underlying the projections of estimated gross margins and profits. These assumptions primarily relate to investment returns, policyholder dividend scales, interest crediting rates, mortality, persistency and expenses to administer business. Management annually updates assumptions used in the calculation of estimated gross margins and profits which may have significantly changed. If the update of assumptions causes expected future gross margins and profits to increase, DAC and VOBA amortization will decrease, resulting in a current period increase to earnings. The opposite result occurs when the assumption update causes expected future gross margins and profits to decrease.

  Periodically, the Company modifies product benefits, features, rights or coverages that occur by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by election or coverage within a contract. If such modification, referred to as an internal replacement, substantially changes the contract, the associated DAC or VOBA is written off immediately through income and any new deferrable costs associated with the replacement contract are deferred. If the modification does not substantially change the contract, the DAC or VOBA amortization on the original contract will continue and any acquisition costs associated with the related modification are expensed.

  Amortization of DAC and VOBA is attributed to both investment gains and losses and to other expenses for the amount of gross margins or profits originating from transactions other than investment gains and losses. Unrealized investment gains and losses represent the amount of DAC and VOBA that would have been amortized if such gains and losses had been recognized.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  Information regarding DAC and VOBA was as follows:

                                                                        Years Ended December 31,
                                                                       --------------------------
                                                                         2012     2011     2010
                                                                       -------- -------- --------
                                                                             (In millions)
DAC
Balance at January 1,................................................. $  6,244 $  6,640 $  7,639
Capitalizations.......................................................      632      724      640
Amortization related to:
  Net investment gains (losses).......................................    (270)     (88)    (108)
  Other expenses......................................................    (709)    (777)    (687)
                                                                       -------- -------- --------
   Total amortization.................................................    (979)    (865)    (795)
                                                                       -------- -------- --------
Unrealized investment gains (losses)..................................    (145)    (255)    (844)
                                                                       -------- -------- --------
Balance at December 31,...............................................    5,752    6,244    6,640
                                                                       -------- -------- --------
VOBA
Balance at January 1,.................................................       97      115      136
Amortization related to:
  Other expenses......................................................     (12)     (10)     (14)
                                                                       -------- -------- --------
   Total amortization.................................................     (12)     (10)     (14)
                                                                       -------- -------- --------
Unrealized investment gains (losses)..................................      (5)      (8)      (7)
                                                                       -------- -------- --------
Balance at December 31,...............................................       80       97      115
                                                                       -------- -------- --------
Total DAC and VOBA
Balance at December 31,............................................... $  5,832 $  6,341 $  6,755
                                                                       ======== ======== ========

  See Note 1 for information on the retrospective application of the adoption of new accounting guidance related to DAC.

  See Note 2 for information on the reorganization of the Company's segments during 2012, which was retrospectively applied. Information regarding total DAC and VOBA by segment, as well as Corporate & Other, was as follows at:

                                                                         December 31,
                                                                       -----------------
                                                                         2012     2011
                                                                       -------- --------
                                                                         (In millions)
Retail................................................................ $  5,407 $  5,921
Group, Voluntary & Worksite Benefits..................................      337      342
Corporate Benefit Funding.............................................       88       76
Corporate & Other.....................................................       --        2
                                                                       -------- --------
  Total............................................................... $  5,832 $  6,341
                                                                       ======== ========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  Information regarding other policy-related intangibles was as follows:

                                            Years Ended December 31,
                                            ------------------------
                                             2012     2011    2010
                                             ------  ------  ------
                                               (In millions)
                Deferred Sales Inducements
                Balance at January 1,...... $  184   $  190  $  173
                Capitalization.............     22       29      42
                Amortization...............   (26)     (35)    (25)
                                             ------  ------  ------
                Balance at December 31,.... $  180   $  184  $  190
                                             ======  ======  ======

                VODA and VOCRA
                Balance at January 1,...... $  378   $  400  $  412
                Acquisitions...............     --       --       7
                Amortization...............   (25)     (22)    (19)
                                             ------  ------  ------
                Balance at December 31,.... $  353   $  378  $  400
                                             ======  ======  ======
                Accumulated amortization... $  104   $   79  $   57
                                             ======  ======  ======

  The estimated future amortization expense to be reported in other expenses for the next five years is as follows:

                                             VOBA   VODA and VOCRA
                                            ------- --------------
                                                (In millions)
             2013.......................... $    11 $          28
             2014.......................... $     9 $          30
             2015.......................... $     8 $          30
             2016.......................... $     4 $          30
             2017.......................... $     5 $          28

6. Reinsurance

  The Company enters into reinsurance agreements primarily as a purchaser for reinsurance for its various insurance products and also as a provider of reinsurance for some insurance products issued by affiliated and unaffiliated companies. The Company participates in reinsurance activities in order to limit losses, minimize exposure to significant risks and provide additional capacity for future growth.

  Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed in Note 8.

  For its individual life insurance products, the Company has historically reinsured the mortality risk primarily on an excess of retention basis or on a quota share basis. The Company currently reinsures 90% of the mortality

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

risk in excess of $2 million for most products and reinsures up to 90% of the mortality risk for certain other products. In addition to reinsuring mortality risk as described above, the Company reinsures other risks, as well as specific coverages. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specified characteristics. On a case by case basis, the Company may retain up to $20 million per life and reinsure 100% of amounts in excess of the amount the Company retains. The Company evaluates its reinsurance programs routinely and may increase or decrease its retention at any time.

  For other policies within the Group, Voluntary and Worksite Benefits segment, the Company generally retains most of the risk and only cedes particular risks on certain client arrangements.

  The Company's Retail Annuities business assumes 90% of the fixed annuities issued by several affiliates. The Company also reinsures 100% of the living and death benefit guarantees issued in connection with its variable annuities issued since 2004 to an affiliated reinsurer and certain portions of the living and death benefit guarantees issued in connection with its variable annuities issued prior to 2004 to affiliated and unaffiliated reinsurers. Under these reinsurance agreements, the Company pays a reinsurance premium generally based on fees associated with the guarantees collected from policyholders, and receives reimbursement for benefits paid or accrued in excess of account values, subject to certain limitations. The value of the embedded derivatives on the ceded risk is determined using a methodology consistent with the guarantees directly written by the Company with the exception of the input for nonperformance risk that reflects the credit of the reinsurer.

  The Company's Corporate Benefit Funding segment periodically engages in reinsurance activities, as considered appropriate. The impact of these activities on the financial results of this segment has not been significant.

  The Company has exposure to catastrophes, which could contribute to significant fluctuations in the Company's results of operations. The Company uses excess of retention and quota share reinsurance agreements to provide greater diversification of risk and minimize exposure to larger risks.

  The Company reinsures its business through a diversified group of well-capitalized, highly rated reinsurers. The Company analyzes recent trends in arbitration and litigation outcomes in disputes, if any, with its reinsurers. The Company monitors ratings and evaluates the financial strength of its reinsurers by analyzing their financial statements. In addition, the reinsurance recoverable balance due from each reinsurer is evaluated as part of the overall monitoring process. Recoverability of reinsurance recoverable balances is evaluated based on these analyses. The Company generally secures large reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. These reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance, which at December 31, 2012 and 2011, were not significant.

  The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. The Company had $2.4 billion and $2.3 billion of unsecured unaffiliated reinsurance recoverable balances at December 31, 2012 and 2011, respectively.

  At December 31, 2012, the Company had $5.4 billion of net unaffiliated ceded reinsurance recoverables. Of this total, $4.4 billion, or 82%, were with the Company's five largest unaffiliated ceded reinsurers, including $1.8 billion of net unaffiliated ceded reinsurance recoverables which were unsecured. At December 31, 2011, the Company had $5.4 billion of net unaffiliated ceded reinsurance recoverables. Of this total, $4.2 billion, or 78%, were with the Company's five largest unaffiliated ceded reinsurers, including $1.6 billion of net unaffiliated ceded reinsurance recoverables which were unsecured.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  The Company has reinsured with an unaffiliated third-party reinsurer 49.25% of the closed block through a modified coinsurance agreement. The Company accounts for this agreement under the deposit method of accounting. The Company, having the right of offset, has offset the modified coinsurance deposit with the deposit recoverable.

  The amounts in the consolidated statements of operations include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows:

                                                                 Years Ended December 31,
                                                               -----------------------------
                                                                 2012      2011      2010
                                                               --------- --------- ---------
                                                                       (In millions)
Premiums:
Direct premiums............................................... $  19,821 $  18,435 $  18,793
Reinsurance assumed...........................................     1,350     1,240     1,155
Reinsurance ceded.............................................   (1,291)   (1,387)   (1,429)
                                                               --------- --------- ---------
 Net premiums................................................. $  19,880 $  18,288 $  18,519
                                                               ========= ========= =========
Universal life and investment-type product policy fees:
Direct universal life and investment-type product policy fees. $   2,763 $   2,686 $   2,627
Reinsurance assumed...........................................        39        38        13
Reinsurance ceded.............................................     (563)     (522)     (565)
                                                               --------- --------- ---------
 Net universal life and investment-type product policy fees... $   2,239 $   2,202 $   2,075
                                                               ========= ========= =========
Other revenues:
Direct other revenues......................................... $     887 $     836 $     750
Reinsurance assumed...........................................       (6)       (6)       (5)
Reinsurance ceded.............................................       849       978       980
                                                               --------- --------- ---------
 Net other revenues........................................... $   1,730 $   1,808 $   1,725
                                                               ========= ========= =========
Policyholder benefits and claims:
Direct policyholder benefits and claims....................... $  22,677 $  21,100 $  21,246
Reinsurance assumed...........................................     1,208     1,069     1,235
Reinsurance ceded.............................................   (1,616)   (1,488)   (1,774)
                                                               --------- --------- ---------
 Net policyholder benefits and claims......................... $  22,269 $  20,681 $  20,707
                                                               ========= ========= =========
Other expenses:
Direct other expenses......................................... $   5,328 $   5,280 $   5,167
Reinsurance assumed...........................................       479       458       462
Reinsurance ceded.............................................       587       733       653
                                                               --------- --------- ---------
 Net other expenses........................................... $   6,394 $   6,471 $   6,282
                                                               ========= ========= =========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  The amounts in the consolidated balance sheets include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows at:

                                                                     December 31,
                                   ---------------------------------------------------------------------------------
                                                     2012                                     2011
                                   ---------------------------------------- ----------------------------------------
                                                                   Total                                    Total
                                                                  Balance                                  Balance
                                     Direct   Assumed    Ceded     Sheet      Direct   Assumed    Ceded     Sheet
                                   ---------- -------- --------- ---------- ---------- -------- --------- ----------
                                                                     (In millions)
Assets:
Premiums, reinsurance and other
 receivables...................... $    1,613 $    480 $  22,628 $   24,721 $    1,383 $    485 $  26,113 $   27,981
Deferred policy acquisition costs
 and value of business
 acquired.........................      5,685      460     (313)      5,832      6,337      386     (382)      6,341
                                   ---------- -------- --------- ---------- ---------- -------- --------- ----------
  Total assets.................... $    7,298 $    940 $  22,315 $   30,553 $    7,720 $    871 $  25,731 $   34,322
                                   ========== ======== ========= ========== ========== ======== ========= ==========
Liabilities:
Future policy benefits............ $  112,264 $  1,722 $      -- $  113,986 $  107,713 $  1,620 $      -- $  109,333
Policyholder account balances.....     94,454      262        --     94,716     88,557      299        --     88,856
Other policy-related balances.....      5,401      291      (29)      5,663      5,631      294      (49)      5,876
Other liabilities.................      9,544    7,327    17,070     33,941      8,068    7,574    20,972     36,614
                                   ---------- -------- --------- ---------- ---------- -------- --------- ----------
  Total liabilities............... $  221,663 $  9,602 $  17,041 $  248,306 $  209,969 $  9,787 $  20,923 $  240,679
                                   ========== ======== ========= ========== ========== ======== ========= ==========

  Reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on reinsurance were $13.9 billion and $17.9 billion at December 31, 2012 and 2011, respectively. The deposit liabilities on reinsurance were $6.9 billion and $7.0 billion at December 31, 2012 and 2011, respectively.

Related Party Reinsurance Transactions

  The Company has reinsurance agreements with certain of MetLife, Inc.'s subsidiaries, including Exeter Reassurance Company Ltd. ("Exeter"), First MetLife Investors Insurance Company, MetLife Insurance Company of Connecticut ("MICC"), MetLife Investors USA Insurance Company, MetLife Investors Insurance Company, MetLife Reinsurance Company of Charleston ("MRC"), MetLife Reinsurance Company of Vermont and Metropolitan Tower Life Insurance Company, all of which are related parties.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  Information regarding the significant effects of affiliated reinsurance included in the consolidated statements of operations was as follows:

                                                                                  Years Ended December 31,
                                                                                 --------------------------
                                                                                   2012     2011     2010
                                                                                 -------- -------- --------
                                                                                       (In millions)
Premiums:
Reinsurance assumed............................................................. $    319 $    169 $     88
Reinsurance ceded...............................................................     (54)     (51)     (63)
                                                                                 -------- -------- --------
  Net premiums.................................................................. $    265 $    118 $     25
                                                                                 ======== ======== ========
Universal life and investment-type product policy fees:
Reinsurance assumed............................................................. $     39 $     38 $     13
Reinsurance ceded...............................................................    (216)    (170)    (230)
                                                                                 -------- -------- --------
  Net universal life and investment-type product policy fees.................... $  (177) $  (132) $  (217)
                                                                                 ======== ======== ========
Other revenues:
Reinsurance assumed............................................................. $    (6) $    (7) $    (5)
Reinsurance ceded...............................................................      790      916      908
                                                                                 -------- -------- --------
  Net other revenues............................................................ $    784 $    909 $    903
                                                                                 ======== ======== ========
Policyholder benefits and claims:
Reinsurance assumed............................................................. $    334 $    175 $    112
Reinsurance ceded...............................................................    (177)    (121)    (129)
                                                                                 -------- -------- --------
  Net policyholder benefits and claims.......................................... $    157 $     54 $   (17)
                                                                                 ======== ======== ========
Other expenses:
Reinsurance assumed............................................................. $    357 $    352 $    362
Reinsurance ceded...............................................................      789      914      824
                                                                                 -------- -------- --------
  Net other expenses............................................................ $  1,146 $  1,266 $  1,186
                                                                                 ======== ======== ========

  Information regarding the significant effects of affiliated reinsurance included in the consolidated balance sheets was as follows at:

                                                                     December 31,
                                                         -------------------------------------
                                                                2012               2011
                                                         ------------------ ------------------
                                                         Assumed    Ceded   Assumed    Ceded
                                                         -------- --------- -------- ---------
                                                                     (In millions)
Assets:
Premiums, reinsurance and other receivables (1)......... $     85 $  16,925 $     44 $  20,469
Deferred policy acquisition costs and value of business
  acquired..............................................      435     (266)      359     (286)
                                                         -------- --------- -------- ---------
 Total assets........................................... $    520 $  16,659 $    403 $  20,183
                                                         ======== ========= ======== =========
Liabilities:
Future policy benefits.................................. $    567 $      -- $    442 $      --
Policyholder account balances...........................      251        --      266        --
Other policy-related balances...........................       57      (29)       59      (49)
Other liabilities (1)...................................    6,906    14,652    7,114    18,707
                                                         -------- --------- -------- ---------
 Total liabilities...................................... $  7,781 $  14,623 $  7,881 $  18,658
                                                         ======== ========= ======== =========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


(1)Effective in June 2012, the Company recaptured 10% of the 40.75% of the closed block liabilities that were ceded to MRC on a coinsurance with funds withheld basis. In connection with this partial recapture, the Company recognized a decrease of $3.9 billion in the deposit receivable included within premiums, reinsurance and other receivables as well as an offsetting decrease of $3.9 billion in the funds withheld included within other liabilities at December 31, 2012.

  MLIC ceded two blocks of business to two affiliates on a 75% coinsurance with funds withheld basis. Certain contractual features of these agreements qualify as embedded derivatives, which are separately accounted for at estimated fair value on the Company's consolidated balance sheets. The embedded derivatives related to the funds withheld associated with these reinsurance agreements are included within other liabilities and increased the funds withheld balance by $29 million and $20 million at December 31, 2012 and 2011, respectively. Net derivative gains (losses) associated with these embedded derivatives were ($9) million, ($29) million and $9 million for the years ended December 31, 2012, 2011 and 2010, respectively.

  The Company ceded risks to an affiliate related to guaranteed minimum benefit guarantees written directly by the Company. These ceded reinsurance agreements contain embedded derivatives and changes in their fair value are included within net derivative gains (losses). The embedded derivatives associated with the cessions are included within premiums, reinsurance and other receivables and were assets of $1.4 billion and $1.2 billion at December 31, 2012 and 2011, respectively. Net derivative gains (losses) associated with the embedded derivatives were $14 million, $727 million and ($66) million for the years ended December 31, 2012, 2011 and 2010, respectively.

  Certain contractual features of the closed block agreement with MRC create an embedded derivative, which is separately accounted for at estimated fair value on the Company's consolidated balance sheets. The embedded derivative related to the funds withheld associated with this reinsurance agreement was included within other liabilities and increased the funds withheld balance by $1.4 billion and $1.5 billion at December 31, 2012 and 2011, respectively. Net derivative gains (losses) associated with the embedded derivative were $135 million, ($811) million and ($596) million for the years ended
December 31, 2012, 2011 and 2010, respectively.

  The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. The Company had $2.1 billion and $1.5 billion of unsecured affiliated reinsurance recoverable balances at December 31, 2012 and 2011, respectively.

  Affiliated reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on affiliated reinsurance were $11.8 billion and $15.7 billion at December 31, 2012 and 2011, respectively. The deposit liabilities on affiliated reinsurance were $6.8 billion and $6.9 billion at December 31, 2012 and 2011, respectively.

7. Closed Block

  On April 7, 2000 (the "Demutualization Date"), Metropolitan Life Insurance Company converted from a mutual life insurance company to a stock life insurance company and became a wholly-owned subsidiary of MetLife, Inc. The conversion was pursuant to an order by the New York Superintendent of Insurance (the "Superintendent") approving Metropolitan Life Insurance Company's plan of reorganization, as amended (the "Plan"). On the Demutualization Date, Metropolitan Life Insurance Company established a closed block for the

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

benefit of holders of certain individual life insurance policies of Metropolitan Life Insurance Company. Assets have been allocated to the closed block in an amount that has been determined to produce cash flows which, together with anticipated revenues from the policies included in the closed block, are reasonably expected to be sufficient to support obligations and liabilities relating to these policies, including, but not limited to, provisions for the payment of claims and certain expenses and taxes, and to provide for the continuation of policyholder dividend scales in effect for 1999, if the experience underlying such dividend scales continues, and for appropriate adjustments in such scales if the experience changes. At least annually, the Company compares actual and projected experience against the experience assumed in the then-current dividend scales. Dividend scales are adjusted periodically to give effect to changes in experience.

  The closed block assets, the cash flows generated by the closed block assets and the anticipated revenues from the policies in the closed block will benefit only the holders of the policies in the closed block. To the extent that, over time, cash flows from the assets allocated to the closed block and claims and other experience related to the closed block are, in the aggregate, more or less favorable than what was assumed when the closed block was established, total dividends paid to closed block policyholders in the future may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect for 1999 had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to closed block policyholders and will not be available to stockholders. If the closed block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the closed block. The closed block will continue in effect as long as any policy in the closed block remains in-force. The expected life of the closed block is over 100 years.

  The Company uses the same accounting principles to account for the participating policies included in the closed block as it used prior to the Demutualization Date. However, the Company establishes a policyholder dividend obligation for earnings that will be paid to policyholders as additional dividends as described below. The excess of closed block liabilities over closed block assets at the Demutualization Date (adjusted to eliminate the impact of related amounts in AOCI) represents the estimated maximum future earnings from the closed block expected to result from operations attributed to the closed block after income taxes. Earnings of the closed block are recognized in income over the period the policies and contracts in the closed block remain in-force. Management believes that over time the actual cumulative earnings of the closed block will approximately equal the expected cumulative earnings due to the effect of dividend changes. If, over the period the closed block remains in existence, the actual cumulative earnings of the closed block are greater than the expected cumulative earnings of the closed block, the Company will pay the excess of the actual cumulative earnings of the closed block over the expected cumulative earnings to closed block policyholders as additional policyholder dividends unless offset by future unfavorable experience of the closed block and, accordingly, will recognize only the expected cumulative earnings in income with the excess recorded as a policyholder dividend obligation. If over such period, the actual cumulative earnings of the closed block are less than the expected cumulative earnings of the closed block, the Company will recognize only the actual earnings in income. However, the Company may change policyholder dividend scales in the future, which would be intended to increase future actual earnings until the actual cumulative earnings equal the expected cumulative earnings.

  Experience within the closed block, in particular mortality and investment yields, as well as realized and unrealized gains and losses, directly impact the policyholder dividend obligation. Amortization of the closed block DAC, which resides outside of the closed block, is based upon cumulative actual and expected earnings within the closed block. Accordingly, the Company's net income continues to be sensitive to the actual performance of the closed block.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  Closed block assets, liabilities, revenues and expenses are combined on a line-by-line basis with the assets, liabilities, revenues and expenses outside the closed block based on the nature of the particular item.

  Information regarding the closed block liabilities and assets designated to the closed block was as follows:

                                                                                      December 31,
                                                                                   -------------------
                                                                                     2012      2011
                                                                                   --------- ---------
                                                                                      (In millions)
Closed Block Liabilities
Future policy benefits............................................................ $  42,586 $  43,169
Other policy-related balances.....................................................       298       358
Policyholder dividends payable....................................................       466       514
Policyholder dividend obligation..................................................     3,828     2,919
Other liabilities.................................................................       602       613
                                                                                   --------- ---------
   Total closed block liabilities.................................................    47,780    47,573
                                                                                   --------- ---------
Assets Designated to the Closed Block
Investments:
 Fixed maturity securities available-for-sale, at estimated fair value............    30,546    30,407
 Equity securities available-for-sale, at estimated fair value....................        41        35
 Mortgage loans...................................................................     6,192     6,206
 Policy loans.....................................................................     4,670     4,657
 Real estate and real estate joint ventures.......................................       459       364
 Other invested assets............................................................       953       857
                                                                                   --------- ---------
   Total investments..............................................................    42,861    42,526
Cash and cash equivalents.........................................................       381       249
Accrued investment income.........................................................       481       509
Premiums, reinsurance and other receivables.......................................       107       109
Current income tax recoverable....................................................         2        53
Deferred income tax assets........................................................       319       362
                                                                                   --------- ---------
     Total assets designated to the closed block..................................    44,151    43,808
                                                                                   --------- ---------
Excess of closed block liabilities over assets designated to the closed block.....     3,629     3,765
                                                                                   --------- ---------
Amounts included in accumulated other comprehensive income (loss):
 Unrealized investment gains (losses), net of income tax..........................     2,891     2,394
 Unrealized gains (losses) on derivatives, net of income tax......................         9        11
 Allocated to policyholder dividend obligation, net of income tax.................   (2,488)   (1,897)
                                                                                   --------- ---------
Total amounts included in accumulated other comprehensive income (loss)...........       412       508
                                                                                   --------- ---------
       Maximum future earnings to be recognized from closed block assets and
         liabilities.............................................................. $   4,041 $   4,273
                                                                                   ========= =========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  Information regarding the closed block policyholder dividend obligation was as follows:

                                                                                  Years Ended December 31,
                                                                                 ---------------------------
                                                                                    2012      2011    2010
                                                                                 ---------- -------- -------
                                                                                        (In millions)
Balance at January 1,........................................................... $    2,919 $    876 $    --
Change in unrealized investment and derivative gains (losses)...................        909    2,043     876
                                                                                 ---------- -------- -------
Balance at December 31,......................................................... $    3,828 $  2,919 $   876
                                                                                 ========== ======== =======

  Information regarding the closed block revenues and expenses was as follows:

                                                                           Years Ended December 31,
                                                                          --------------------------
                                                                            2012     2011     2010
                                                                          -------- -------- --------
                                                                                (In millions)
Revenues
Premiums................................................................. $  2,139 $  2,306 $  2,461
Net investment income....................................................    2,188    2,231    2,292
Net investment gains (losses)............................................       61       32       39
Net derivative gains (losses)............................................     (12)        8     (27)
                                                                          -------- -------- --------
   Total revenues........................................................    4,376    4,577    4,765
                                                                          -------- -------- --------
Expenses
Policyholder benefits and claims.........................................    2,783    2,991    3,115
Policyholder dividends...................................................    1,072    1,137    1,235
Other expenses...........................................................      179      193      199
                                                                          -------- -------- --------
   Total expenses........................................................    4,034    4,321    4,549
                                                                          -------- -------- --------
Revenues, net of expenses before provision for income tax expense
  (benefit)..............................................................      342      256      216
Provision for income tax expense (benefit)...............................      120       89       71
                                                                          -------- -------- --------
Revenues, net of expenses and provision for income tax expense (benefit)
  from continuing operations.............................................      222      167      145
Revenues, net of expenses and provision for income tax expense (benefit)
  from discontinued operations...........................................       10        1        1
                                                                          -------- -------- --------
Revenues, net of expenses and provision for income tax expense
  (benefit).............................................................. $    232 $    168 $    146
                                                                          ======== ======== ========

  Metropolitan Life Insurance Company charges the closed block with federal income taxes, state and local premium taxes and other additive state or local taxes, as well as investment management expenses relating to the closed block as provided in the Plan. Metropolitan Life Insurance Company also charges the closed block for expenses of maintaining the policies included in the closed block.

8. Investments

  See Note 10 for information about the fair value hierarchy for investments and the related valuation methodologies.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


Investment Risks and Uncertainties

  Investments are exposed to the following primary sources of risk: credit, interest rate, liquidity, market valuation, currency and real estate risk. The financial statement risks, stemming from such investment risks, are those associated with the determination of estimated fair values, the diminished ability to sell certain investments in times of strained market conditions, the recognition of impairments, the recognition of income on certain investments and the potential consolidation of VIEs. The use of different methodologies, assumptions and inputs relating to these financial statement risks may have a material effect on the amounts presented within the consolidated financial statements.

  The determination of valuation allowances and impairments is highly subjective and is based upon periodic evaluations and assessments of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available.

  The recognition of income on certain investments (e.g. structured securities, including mortgage-backed securities, asset-backed securities ("ABS"), certain structured investment transactions and trading and FVO securities) is dependent upon certain factors such as prepayments and defaults, and changes in such factors could result in changes in amounts to be earned.

  Fixed Maturity and Equity Securities AFS

  Fixed Maturity and Equity Securities AFS by Sector

  The following table presents the fixed maturity and equity securities AFS by sector. The unrealized loss amounts presented below include the noncredit loss component of OTTI losses. Redeemable preferred stock is reported within U.S. corporate and foreign corporate fixed maturity securities and non-redeemable preferred stock is reported within equity securities. Included within fixed maturity securities are structured securities including RMBS, CMBS and ABS.

                                          December 31, 2012                             December 31, 2011
                            --------------------------------------------- ---------------------------------------------
                                          Gross Unrealized                               Gross Unrealized
                             Cost or  ------------------------- Estimated  Cost or   ------------------------- Estimated
                            Amortized          Temporary  OTTI    Fair    Amortized           Temporary  OTTI    Fair
                              Cost     Gains    Losses   Losses   Value     Cost      Gains    Losses   Losses   Value
                            --------- -------- --------- ------ --------- ---------  -------- --------- ------ ---------
                                                                   (In millions)
Fixed Maturity Securities:
U.S. corporate............. $  59,587 $  7,717 $    304  $  --  $  67,000 $  56,298  $  6,113 $    715  $  --  $  61,696
U.S. Treasury and agency...    28,252    4,408        9     --     32,651    21,572     4,272       --     --     25,844
Foreign corporate (1)......    27,231    3,128      126    (1)     30,234    27,298     2,400      551      1     29,146
RMBS.......................    23,792    1,716      226    257     25,025    25,445     1,564      766    524     25,719
CMBS.......................     9,264      559       37     --      9,786     8,750       473      114      4      9,105
ABS (1)....................     8,025      205      105     --      8,125     6,589       156      166    (7)      6,586
State and political
 subdivision...............     5,554    1,184       18     --      6,720     5,387       842       47     --      6,182
Foreign government.........     3,052    1,086        3     --      4,135     3,037       915       52     --      3,900
                            --------- -------- --------- ------ --------- ---------  -------- --------- ------ ---------
 Total fixed maturity
  securities............... $ 164,757 $ 20,003 $    828  $ 256  $ 183,676 $ 154,376  $ 16,735 $  2,411  $ 522  $ 168,178
                            ========= ======== ========= ====== ========= =========  ======== ========= ====== =========
Equity Securities:
Common..................... $   1,013 $     33 $      5  $  --  $   1,041 $     830  $     32 $      6  $  --  $     856
Non-redeemable preferred...       528       41      111     --        458       549        11      138     --        422
                            --------- -------- --------- ------ --------- ---------  -------- --------- ------ ---------
 Total equity securities... $   1,541 $     74 $    116  $  --  $   1,499 $   1,379  $     43 $    144  $  --  $   1,278
                            ========= ======== ========= ====== ========= =========  ======== ========= ====== =========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


--------

(1)OTTI losses, as presented above, represent the noncredit portion of OTTI losses that is included in AOCI. OTTI losses include both the initial recognition of noncredit losses, and the effects of subsequent increases and decreases in estimated fair value for those fixed maturity securities that were previously noncredit loss impaired. The noncredit loss component of OTTI losses for foreign corporate securities was in an unrealized gain position of $1 million at December 31, 2012 and $7 million for ABS at December 31, 2011, due to increases in estimated fair value subsequent to initial recognition of noncredit losses on such securities. See also "-- Net Unrealized Investment Gains (Losses)."

  The Company held non-income producing fixed maturity securities with an estimated fair value of $41 million and $7 million with unrealized gains (losses) of $6 million and ($3) million at December 31, 2012 and 2011, respectively.

  Methodology for Amortization of Discount or Premium on Structured Securities

  Amortization of the discount or premium on structured securities considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for single class and multi-class mortgage-backed and ABS are estimated using inputs obtained from third-party specialists and based on management's knowledge of the current market. For credit-sensitive mortgage-backed and ABS and certain prepayment-sensitive securities, the effective yield is recalculated on a prospective basis. For all other mortgage-backed and ABS, the effective yield is recalculated on a retrospective basis.

  Maturities of Fixed Maturity Securities

  The amortized cost and estimated fair value of fixed maturity securities, by contractual maturity date, were as follows at:

                                                                  December 31,
                                                   -------------------------------------------
                                                           2012                  2011
                                                   --------------------- ---------------------
                                                              Estimated             Estimated
                                                   Amortized    Fair     Amortized    Fair
                                                     Cost       Value      Cost       Value
                                                   ---------- ---------- ---------- ----------
                                                                  (In millions)
Due in one year or less........................... $   12,671 $   12,796 $    8,089 $    8,159
Due after one year through five years.............     30,187     32,160     26,375     27,486
Due after five years through ten years............     34,983     40,009     34,660     38,517
Due after ten years...............................     45,835     55,775     44,468     52,606
                                                   ---------- ---------- ---------- ----------
  Subtotal........................................    123,676    140,740    113,592    126,768
Structured securities (RMBS, CMBS and ABS)........     41,081     42,936     40,784     41,410
                                                   ---------- ---------- ---------- ----------
   Total fixed maturity securities................ $  164,757 $  183,676 $  154,376 $  168,178
                                                   ========== ========== ========== ==========

  Actual maturities may differ from contractual maturities due to the exercise of call or prepayment options. Fixed maturity securities not due at a single maturity date have been presented in the year of final contractual maturity. RMBS, CMBS and ABS are shown separately, as they are not due at a single maturity.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


Continuous Gross Unrealized Losses for Fixed Maturity and Equity Securities AFS by Sector

  The following table presents the estimated fair value and gross unrealized losses of fixed maturity and equity securities AFS in an unrealized loss position, aggregated by sector and by length of time that the securities have been in a continuous unrealized loss position. The unrealized loss amounts include the noncredit component of OTTI loss.

                                              December 31, 2012                         December 31, 2011
                                  ----------------------------------------- -----------------------------------------
                                                       Equal to or Greater                       Equal to or Greater
                                  Less than 12 Months     than 12 Months    Less than 12 Months     than 12 Months
                                  -------------------- -------------------- -------------------- --------------------
                                  Estimated   Gross    Estimated   Gross    Estimated   Gross    Estimated   Gross
                                    Fair    Unrealized   Fair    Unrealized   Fair    Unrealized   Fair    Unrealized
                                    Value     Losses     Value     Losses     Value     Losses     Value     Losses
                                  --------- ---------- --------- ---------- --------- ---------- --------- ----------
                                                      (In millions, except number of securities)
Fixed Maturity Securities:
U.S. corporate................... $  2,567    $   58   $  2,507    $  246   $   5,669  $    204  $  3,170   $    511
U.S. Treasury and agency.........    1,576         9         --        --       2,189        --        --         --
Foreign corporate................      758        34      1,381        91       4,560       334     1,258        218
RMBS.............................      639        18      3,098       465       2,647       407     3,241        883
CMBS.............................      727         5        308        32         709        66       365         52
ABS..............................    1,246        22        697        83       2,557        45       608        114
State and political
 subdivision.....................       92         1        103        17          31        --       169         47
Foreign government...............      106         1         27         2         499        44        88          8
                                  --------    ------   --------    ------   ---------  --------  --------   --------
  Total fixed maturity
   securities.................... $  7,711    $  148   $  8,121    $  936   $  18,861  $  1,100  $  8,899   $  1,833
                                  ========    ======   ========    ======   =========  ========  ========   ========
Equity Securities:
Common........................... $     62    $    5   $      1    $   --   $       4  $      6  $     --   $     --
Non-redeemable preferred.........       --        --        190       111         126        14       238        124
                                  --------    ------   --------    ------   ---------  --------  --------   --------
  Total equity securities........ $     62    $    5   $    191    $  111   $     130  $     20  $    238   $    124
                                  ========    ======   ========    ======   =========  ========  ========   ========
Total number of securities in an
 unrealized loss position........      622                  637                 1,412                 819
                                  ========             ========             =========            ========

  Evaluation of AFS Securities for OTTI and Evaluating Temporarily Impaired AFS Securities

  Evaluation and Measurement Methodologies

    Management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used in the impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the estimated fair value has been below cost or amortized cost;
  (ii) the potential for impairments of securities when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations;
  (v) the potential for impairments of securities where the issuer, series of issuers or industry has suffered a catastrophic type of loss or has exhausted natural resources; (vi) with respect to fixed maturity securities, whether the

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

  Company has the intent to sell or will more likely than not be required to sell a particular security before the decline in estimated fair value below amortized cost recovers; (vii) with respect to structured securities, changes in forecasted cash flows after considering the quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying assets backing a particular security, and the payment priority within the tranche structure of the security; and (viii) other subjective factors, including concentrations and information obtained from regulators and rating agencies.

    The methodology and significant inputs used to determine the amount of credit loss on fixed maturity securities are as follows:

    . The Company calculates the recovery value by performing a discounted cash flow analysis based on the present value of future cash flows. The discount rate is generally the effective interest rate of the security prior to impairment.

    . When determining collectability and the period over which value is expected to recover, the Company applies considerations utilized in its overall impairment evaluation process which incorporates information regarding the specific security, fundamentals of the industry and geographic area in which the security issuer operates, and overall macroeconomic conditions. Projected future cash flows are estimated using assumptions derived from management's best estimates of likely scenario-based outcomes after giving consideration to a variety of variables that include, but are not limited to: payment terms of the security; the likelihood that the issuer can service the interest and principal payments; the quality and amount of any credit enhancements; the security's position within the capital structure of the issuer; possible corporate restructurings or asset sales by the issuer; and changes to the rating of the security or the issuer by rating agencies.

    . Additional considerations are made when assessing the unique features that apply to certain structured securities including, but not limited to: the quality of underlying collateral, expected prepayment speeds; current and forecasted loss severity, consideration of the payment terms of the underlying loans or assets backing a particular security, and the payment priority within the tranche structure of the security.

    . When determining the amount of the credit loss for U.S. and foreign corporate securities, foreign government securities and state and political subdivision securities, the estimated fair value is considered the recovery value when available information does not indicate that another value is more appropriate. When information is identified that indicates a recovery value other than estimated fair value, management considers in the determination of recovery value the same considerations utilized in its overall impairment evaluation process as described in
       (ii) above, as well as private and public sector programs to restructure such securities.

    With respect to securities that have attributes of debt and equity (perpetual hybrid securities), consideration is given in the OTTI analysis as to whether there has been any deterioration in the credit of the issuer and the likelihood of recovery in value of the securities that are in a severe and extended unrealized loss position. Consideration is also given as to whether any perpetual hybrid securities, with an unrealized loss, regardless of credit rating, have deferred any dividend payments. When an OTTI loss has occurred, the OTTI loss is the entire difference between the perpetual hybrid security's cost and its estimated fair value with a corresponding charge to earnings.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


    The cost or amortized cost of fixed maturity and equity securities is adjusted for OTTI in the period in which the determination is made. The Company does not change the revised cost basis for subsequent recoveries in value.

    In periods subsequent to the recognition of OTTI on a fixed maturity security, the Company accounts for the impaired security as if it had been purchased on the measurement date of the impairment. Accordingly, the discount (or reduced premium) based on the new cost basis is accreted over the remaining term of the fixed maturity security in a prospective manner based on the amount and timing of estimated future cash flows.

  Current Period Evaluation

    Based on the Company's current evaluation of its AFS securities in an unrealized loss position in accordance with its impairment policy, and the Company's current intentions and assessments (as applicable to the type of security) about holding, selling and any requirements to sell these securities, the Company has concluded that these securities are not other-than-temporarily impaired at December 31, 2012. Future OTTI will depend primarily on economic fundamentals, issuer performance (including changes in the present value of future cash flows expected to be collected), changes in credit ratings, changes in collateral valuation, changes in interest rates and changes in credit spreads. If economic fundamentals or any of the above factors deteriorate, additional OTTI may be incurred in upcoming periods.

    Gross unrealized losses on fixed maturity securities in an unrealized loss position decreased $1.8 billion during the year ended December 31, 2012 from $2.9 billion to $1.1 billion. The decline in, or improvement in, gross unrealized losses for the year ended December 31, 2012, was primarily attributable to narrowing credit spreads and a decrease in interest rates.

    At December 31, 2012, $389 million of the total $1.1 billion of gross unrealized losses were from 102 fixed maturity securities with an unrealized loss position of 20% or more of amortized cost for six months or greater.

  Investment Grade Fixed Maturity Securities

    Of the $1.1 billion of gross unrealized losses on fixed maturity securities with an unrealized loss of 20% or more of amortized cost for six months or greater, $172 million, or 44%, are related to gross unrealized losses on 50 investment grade fixed maturity securities. Unrealized losses on investment grade fixed maturity securities are principally related to widening credit spreads or rising interest rates since purchase.

  Below Investment Grade Fixed Maturity Securities

    Of the $1.1 billion of gross unrealized losses on fixed maturity securities with an unrealized loss of 20% or more of amortized cost for six months or greater, $217 million, or 56%, are related to gross unrealized losses on 52 below investment grade fixed maturity securities. Unrealized losses on below investment grade fixed maturity securities are principally related to non-agency RMBS (primarily alternative residential mortgage loans and sub-prime residential mortgage loans), ABS (primarily collateralized debt obligations) and U.S and foreign corporate securities (primarily financial services industry securities) and are the result of significantly wider credit spreads resulting from higher risk premiums since purchase, largely due to economic and market uncertainties including concerns over the financial services industry sector, unemployment levels and valuations of residential real estate supporting non-agency RMBS. Management evaluates these U.S. and foreign corporate securities based on factors such as expected cash flows and the financial condition and

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

  near-term and long-term prospects of the issuer; and evaluates non-agency RMBS and ABS based on actual and projected cash flows after considering the quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying assets backing a particular security, and the payment priority within the tranche structure of the security.

  Equity Securities

    Equity securities in an unrealized loss position decreased $28 million during the year ended December 31, 2012 from $144 million to $116 million. Of the $116 million, $99 million were from 13 equity securities with gross unrealized losses of 20% or more of cost for 12 months or greater, of which 90% were financial services industry investment grade non-redeemable preferred stock, of which 75% were rated A, AA, or AAA.

Trading and FVO Securities

  See Note 10 for tables that present the four categories of securities that comprise trading and FVO securities. See "-- Net Investment Income" and "-- Net Investment Gains (Losses)" for the net investment income recognized on trading and FVO securities and the related changes in estimated fair value subsequent to purchase included in net investment income and net investment gains (losses) for securities still held as of the end of the respective years, as applicable.

Mortgage Loans

  Mortgage Loans by Portfolio Segment

  Mortgage loans are summarized as follows at:

                                                        December 31,
                                         ------------------------------------------
                                                 2012                  2011
                                         --------------------  --------------------
                                           Carrying     % of     Carrying     % of
                                             Value      Total      Value      Total
                                         ------------- ------  ------------- ------
                                         (In millions)         (In millions)
Mortgage loans:
  Commercial............................   $  33,369    74.7 %   $  32,774    74.7 %
  Agricultural..........................      11,487     25.7       11,498     26.2
  Residential...........................         105      0.3            1       --
                                           ---------   ------    ---------   ------
   Subtotal (1).........................      44,961    100.7       44,273    100.9
  Valuation allowances..................       (304)    (0.7)        (393)    (0.9)
                                           ---------   ------    ---------   ------
   Total mortgage loans, net............   $  44,657   100.0 %   $  43,880   100.0 %
                                           =========   ======    =========   ======

--------

(1)In 2012, the Company purchased $1.2 billion, $191 million and $105 million of commercial, agricultural and residential mortgage loans, respectively, of which $1.2 billion and $191 million of commercial and agricultural mortgage loans, respectively, were purchased at estimated fair value from an affiliate, MetLife Bank, National Association ("MetLife Bank"). The Company purchased $64 million of commercial mortgage loans during the year ended December 31, 2011.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  Mortgage Loans and Valuation Allowance by Portfolio Segment

  The carrying value prior to valuation allowance ("recorded investment") in mortgage loans, by portfolio segment, by method of evaluation of credit loss, and the related valuation allowances, by type of credit loss, were as follows:

                                                                       December 31,
                                -------------------------------------------------------------------------------------------
                                                    2012                                          2011
                                --------------------------------------------- ---------------------------------------------
                                Commercial Agricultural Residential   Total   Commercial Agricultural Residential   Total
                                ---------- ------------ ----------- --------- ---------- ------------ ----------- ---------
                                                                       (In millions)
Mortgage loans:
  Evaluated individually for
   credit losses............... $     441   $     181     $   --    $     622 $      73   $     159     $    --   $     232
  Evaluated collectively for
   credit losses...............    32,928      11,306        105       44,339    32,701      11,339           1      44,041
                                ---------- ------------ ----------- --------- ---------- ------------ ----------- ---------
   Total mortgage loans........    33,369      11,487        105       44,961    32,774      11,498           1      44,273
                                ---------- ------------ ----------- --------- ---------- ------------ ----------- ---------
Valuation allowances:
  Specific credit losses.......        84          21         --          105        44          45          --          89
  Non-specifically identified
   credit losses...............       172          27         --          199       274          30          --         304
                                ---------- ------------ ----------- --------- ---------- ------------ ----------- ---------
   Total valuation
    allowances.................       256          48         --          304       318          75          --         393
                                ---------- ------------ ----------- --------- ---------- ------------ ----------- ---------
    Mortgage loans, net of
     valuation
     allowance................. $  33,113   $  11,439     $  105    $  44,657 $  32,456   $  11,423     $     1   $  43,880
                                ========== ============ =========== ========= ========== ============ =========== =========

  Valuation Allowance Rollforward by Portfolio Segment

  The changes in the valuation allowance, by portfolio segment, were as follows:

                                            Commercial Agricultural  Total
                                            ---------- ------------ --------
                                                     (In millions)
   Balance at January 1, 2010..............  $    492    $   102    $    594
   Provision (release).....................      (39)         12        (27)
   Charge-offs, net of recoveries..........      (12)       (33)        (45)
                                            ---------- ------------ --------
   Balance at December 31, 2010............       441         81         522
   Provision (release).....................     (111)        (2)       (113)
   Charge-offs, net of recoveries..........      (12)        (4)        (16)
                                            ---------- ------------ --------
   Balance at December 31, 2011............       318         75         393
   Provision (release).....................      (50)          2        (48)
   Charge-offs, net of recoveries..........      (12)       (24)        (36)
   Transfer to held-for-sale...............        --        (5)         (5)
                                            ---------- ------------ --------
   Balance at December 31, 2012............  $    256    $    48    $    304
                                            ========== ============ ========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  Valuation Allowance Methodology

    Mortgage loans are considered to be impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the loan agreement. Specific valuation allowances are established using the same methodology for all three portfolio segments as the excess carrying value of a loan over either (i) the present value of expected future cash flows discounted at the loan's original effective interest rate, (ii) the estimated fair value of the loan's underlying collateral if the loan is in the process of foreclosure or otherwise collateral dependent, or (iii) the loan's observable market price. A common evaluation framework is used for establishing non-specific valuation allowances for all loan portfolio segments; however, a separate non-specific valuation allowance is calculated and maintained for each loan portfolio segment that is based on inputs unique to each loan portfolio segment. Non-specific valuation allowances are established for pools of loans with similar risk characteristics where a property-specific or market-specific risk has not been identified, but for which the Company expects to incur a credit loss. These evaluations are based upon several loan portfolio segment-specific factors, including the Company's experience for loan losses, defaults and loss severity, and loss expectations for loans with similar risk characteristics. These evaluations are revised as conditions change and new information becomes available.

  Commercial and Agricultural Mortgage Loan Portfolio Segments

    The Company typically uses several years of historical experience in establishing non-specific valuation allowances which captures multiple economic cycles. For evaluations of commercial loans, in addition to historical experience, management considers factors that include the impact of a rapid change to the economy, which may not be reflected in the loan portfolio, and recent loss and recovery trend experience as compared to historical loss and recovery experience. For evaluations of agricultural loans, in addition to historical experience, management considers factors that include increased stress in certain sectors, which may be evidenced by higher delinquency rates, or a change in the number of higher risk loans. On a quarterly basis, management incorporates the impact of these current market events and conditions on historical experience in determining the non-specific valuation allowance established for each portfolio segment.

    All commercial loans are reviewed on an ongoing basis which may include an analysis of the property financial statements and rent roll, lease rollover analysis, property inspections, market analysis, estimated valuations of the underlying collateral, loan-to-value ratios, debt service coverage ratios, and tenant creditworthiness. All agricultural loans are monitored on an ongoing basis. The monitoring process focuses on higher risk loans, which include those that are classified as restructured, potentially delinquent, delinquent or in foreclosure, as well as loans with higher loan-to-value ratios and lower debt service coverage ratios. The monitoring process for agricultural loans is generally similar to the commercial loan monitoring process, with a focus on higher risk loans, including reviews on a geographic and property-type basis. Higher risk loans are reviewed individually on an ongoing basis for potential credit loss and specific valuation allowances are established using the methodology described above for all loan portfolio segments. Quarterly, the remaining loans are reviewed on a pool basis by aggregating groups of loans that have similar risk characteristics for potential credit loss, and non-specific valuation allowances are established as described above using inputs that are unique to each segment of the loan portfolio.

    For commercial loans, the primary credit quality indicator is the debt service coverage ratio, which compares a property's net operating income to amounts needed to service the principal and interest due under the loan. Generally, the lower the debt service coverage ratio, the higher the risk of experiencing a credit loss. The Company also reviews the loan-to-value ratio of its commercial loan portfolio. Loan-to-value ratios

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

  compare the unpaid principal balance of the loan to the estimated fair value of the underlying collateral. Generally, the higher the loan-to-value ratio, the higher the risk of experiencing a credit loss. The debt service coverage ratio and loan-to-value ratio, as well as the values utilized in calculating these ratios, are updated annually, on a rolling basis, with a portion of the loan portfolio updated each quarter.

    For agricultural loans, the Company's primary credit quality indicator is the loan-to-value ratio. The values utilized in calculating this ratio are developed in connection with the ongoing review of the agricultural loan portfolio and are routinely updated. Additionally, the Company focuses the monitoring process on higher risk loans, including reviews on a geographic and property-type basis.

  Residential Mortgage Loan Portfolio Segment

    The Company's residential loan portfolio is comprised primarily of closed end, amortizing residential loans. For evaluations of residential loans, the key inputs of expected frequency and expected loss reflect current market conditions, with expected frequency adjusted, when appropriate, for differences from market conditions and the Company's historical experience. In contrast to the commercial and agricultural loan portfolios, residential loans are smaller-balance homogeneous loans that are collectively evaluated for impairment. Non-specific valuation allowances are established using the evaluation framework described above for pools of loans with similar risk characteristics from inputs that are unique to the residential segment of the loan portfolio. Loan specific valuation allowances are only established on residential loans when they have been restructured and are established using the methodology described above for all loan portfolio segments.

    For residential loans, the Company's primary credit quality indicator is whether the loan is performing or non-performing. The Company generally defines non-performing residential loans as those that are 90 or more days past due and/or in non-accrual status which is assessed monthly. Generally, non-performing residential loans have a higher risk of experiencing a credit loss.

Credit Quality of Commercial Mortgage Loans

  Information about the credit quality of commercial mortgage loans is presented below at:

                                      Recorded Investment
                       -------------------------------------------------
                         Debt Service Coverage Ratios
                       --------------------------------            % of     Estimated    % of
                        > 1.20x  1.00x - 1.20x < 1.00x    Total    Total   Fair Value    Total
                       --------- ------------- -------- --------- ------  ------------- ------
                                     (In millions)                        (In millions)
December 31, 2012:
Loan-to-value ratios:
Less than 65%......... $  24,906   $    452    $    575 $  25,933  77.7 %   $  27,894    78.8 %
65% to 75%............     4,254        641         108     5,003   15.0        5,218     14.7
76% to 80%............       448        123         259       830    2.5          863      2.4
Greater than 80%......       847        501         255     1,603    4.8        1,451      4.1
                       ---------   --------    -------- --------- ------    ---------   ------
 Total................ $  30,455   $  1,717    $  1,197 $  33,369 100.0 %   $  35,426   100.0 %
                       =========   ========    ======== ========= ======    =========   ======
December 31, 2011:
Loan-to-value ratios:
Less than 65%......... $  20,510   $    389    $    332 $  21,231  64.8 %   $  22,547    66.1 %
65% to 75%............     6,919        237         268     7,424   22.6        7,734     22.6
76% to 80%............       950         98         200     1,248    3.8        1,251      3.7
Greater than 80%......     1,880        674         317     2,871    8.8        2,588      7.6
                       ---------   --------    -------- --------- ------    ---------   ------
 Total................ $  30,259   $  1,398    $  1,117 $  32,774 100.0 %   $  34,120   100.0 %
                       =========   ========    ======== ========= ======    =========   ======

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


Credit Quality of Agricultural Mortgage Loans

  Information about the credit quality of agricultural mortgage loans is presented below at:

                                             December 31,
                            ----------------------------------------------
                                     2012                    2011
                            ----------------------  ----------------------
                              Recorded      % of      Recorded      % of
                             Investment     Total    Investment     Total
                            ------------- --------  ------------- --------
                            (In millions)           (In millions)
     Loan-to-value ratios:
     Less than 65%.........   $  10,628      92.5 %   $  10,378      90.2 %
     65% to 75%............         514        4.5          732        6.4
     76% to 80%............          92        0.8           12        0.1
     Greater than 80%......         253        2.2          376        3.3
                            ------------- --------  ------------- --------
      Total................   $  11,487     100.0 %   $  11,498     100.0 %
                            ============= ========  ============= ========

  The estimated fair value of agricultural mortgage loans was $11.8 billion and $11.9 billion at December 31, 2012 and 2011, respectively.

Credit Quality of Residential Mortgage Loans

  All residential mortgage loans were performing at both December 31, 2012 and 2011; accordingly, residential mortgage loan data is not presented in the following past due, impaired and troubled debt restructuring tables. The estimated fair value of residential mortgage loans was $109 million and $1 million at December 31, 2012 and 2011, respectively.

Past Due and Interest Accrual Status of Mortgage Loans

  The Company has a high quality, well performing mortgage loan portfolio, with 99% of all mortgage loans classified as performing at both December 31, 2012 and 2011. The Company defines delinquent mortgage loans consistent with industry practice, when interest and principal payments are past due as follows: commercial and residential mortgage loans -- 60 days; and agricultural mortgage loans -- 90 days. The recorded investment in mortgage loans, prior to valuation allowances, past due according to these aging categories, greater than 90 days past due and still accruing interest and in nonaccrual status, by portfolio segment, were as follows at:

                                                                                Greater than 90 Days Past Due
                                                      Past Due                   and Still Accruing Interest
                                         ----------------------------------- -----------------------------------
                                         December 31, 2012 December 31, 2011 December 31, 2012 December 31, 2011
                                         ----------------- ----------------- ----------------- -----------------
                                                                                        (In millions)
Commercial..............................     $      --         $      63         $     --          $     --
Agricultural............................           116               139               53                27
                                         ----------------- ----------------- ----------------- -----------------
  Total.................................     $     116         $     202         $     53          $     27
                                         ================= ================= ================= =================

                                                  Nonaccrual Status
                                         -----------------------------------
                                         December 31, 2012 December 31, 2011
                                         ----------------- -----------------

Commercial..............................     $      83         $      63
Agricultural............................            67               150
                                         ----------------- -----------------
  Total.................................     $     150         $     213
                                         ================= =================

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  Impaired Mortgage Loans

  Information regarding impaired mortgage loans, including those modified in a troubled debt restructuring, by portfolio segment, were as follows at and for the periods ended:

                                                                 Loans without
                         Loans with a Valuation Allowance     a Valuation Allowance           All Impaired Loans
                     ---------------------------------------- --------------------  --------------------------------------
                      Unpaid                                   Unpaid                Unpaid             Average
                     Principal  Recorded  Valuation  Carrying Principal   Recorded  Principal Carrying  Recorded  Interest
December 31,          Balance  Investment Allowances  Value    Balance   Investment  Balance   Value   Investment  Income
-------------------  --------- ---------- ---------- -------- ---------  ---------- --------- -------- ---------- --------
                                                 (In millions)
2012:
Commercial..........  $  367     $  359     $   84    $  275   $   82      $   82    $  449    $  357    $  384    $  11
Agricultural........     110        107         21        86       79          74       189       160       201        8
                     --------- ---------- ---------- -------- ---------  ---------- --------- -------- ---------- --------
 Total..............  $  477     $  466     $  105    $  361   $  161      $  156    $  638    $  517    $  585    $  19
                     ========= ========== ========== ======== =========  ========== ========= ======== ========== ========
2011:
Commercial..........  $   73     $   73     $   44    $   29   $  225      $  209    $  298    $  238    $  257    $   5
Agricultural........     160        159         45       114       62          60       222       174       239        3
                     --------- ---------- ---------- -------- ---------  ---------- --------- -------- ---------- --------
 Total..............  $  233     $  232     $   89    $  143   $  287      $  269    $  520    $  412    $  496    $   8
                     ========= ========== ========== ======== =========  ========== ========= ======== ========== ========

  Unpaid principal balance is generally prior to any charge-offs. Interest income recognized is primarily cash basis income. The average recorded investment for commercial and agricultural mortgage loans was $126 million and $259 million, respectively, for the year ended December 31, 2010; and interest income recognized for commercial and agricultural mortgage loans was $4 million and $8 million, respectively, for the year ended December 31, 2010.

  Mortgage Loans Modified in a Troubled Debt Restructuring

  For a small portion of the mortgage loan portfolio, classified as troubled debt restructurings, concessions are granted related to borrowers experiencing financial difficulties. Generally, the types of concessions include: reduction of the contractual interest rate, extension of the maturity date at an interest rate lower than current market interest rates, and/or a reduction of accrued interest. The amount, timing and extent of the concession granted is considered in determining any impairment or changes in the specific valuation allowance recorded with the restructuring. Through the continuous monitoring process, a specific valuation allowance may have been recorded prior to the quarter when the mortgage loan is modified in a troubled debt restructuring. Accordingly, the carrying value (after specific valuation allowance) before and after modification through a troubled debt restructuring may not change significantly, or may increase if the expected recovery is higher than the pre-modification recovery assessment. The number of mortgage loans and carrying value after specific valuation allowance of mortgage loans modified during the period in a troubled debt restructuring were as follows:

                                 For the Years Ended December 31,
              -------------------------------------------------------------------------------
                             2012                                    2011
              --------------------------------------- ---------------------------------------
              Number of                               Number of
              Mortgage  Carrying Value after Specific Mortgage  Carrying Value after Specific
                Loans      Valuation Allowance          Loans      Valuation Allowance
              --------- ----------------------------- --------- -----------------------------
                            Pre-          Post-                     Pre-          Post-
                        Modification   Modification             Modification   Modification
                        ------------   ------------             ------------   ------------
                              (In millions)                           (In millions)
Commercial...     1       $    168       $    152         4       $    125       $     87
Agricultural.     5             17             16         9             40             40
              --------- ------------   ------------   --------- ------------   ------------
  Total......     6       $    185       $    168        13       $    165       $    127
              ========= ============   ============   ========= ============   ============

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  There were no mortgage loans during the previous 12 months modified in a troubled debt restructuring with a subsequent payment default at December 31, 2012. During the 12 months ended December 31, 2011, the Company had three agricultural mortgage loans, with a carrying value after specific valuation allowance of $11 million, modified in a troubled debt restructuring with a subsequent payment default. Payment default is determined in the same manner as delinquency status -- when interest and principal payments are past due.

Other Invested Assets

  Other invested assets is comprised primarily of freestanding derivatives with positive estimated fair values (see Note 9), tax credit partnerships, loans to affiliates (see "-- Related Party Investment Transactions") and leveraged leases.

  Leveraged Leases

  Investment in leveraged leases, included in other invested assets, consisted of the following:

                                                  December 31,
                                               -------------------
                                                 2012      2011
                                               -------- ----------
                                                  (In millions)
              Rental receivables, net......... $  1,465 $    1,761
              Estimated residual values.......      927      1,110
                                               -------- ----------
               Subtotal.......................    2,392      2,871
              Unearned income.................    (834)    (1,039)
                                               -------- ----------
               Investment in leveraged leases. $  1,558 $    1,832
                                               ======== ==========

  Rental receivables are generally due in periodic installments. The payment periods range from one to 15 years, but in certain circumstances, are as long as 33 years. For rental receivables, the primary credit quality indicator is whether the rental receivable is performing or non-performing, which is assessed monthly. The Company generally defines non-performing rental receivables as those that are 90 days or more past due. At December 31, 2012 and 2011, all rental receivables were performing.

  The deferred income tax liability related to leveraged leases was $1.4 billion and $1.3 billion at December 31, 2012 and 2011, respectively.

The components of income from investment in leveraged leases, excluding net investment gains (losses) were as follows:

                                                       Years Ended December 31,
                                                       ------------------------
                                                        2012     2011    2010
                                                        ------  ------  ------
                                                          (In millions)
    Income from investment in leveraged leases........ $   34   $  101  $  102
    Less: Income tax expense on leveraged leases......   (12)     (35)    (36)
                                                        ------  ------  ------
    Investment income after income tax from
      investment in leveraged leases.................. $   22   $   66  $   66
                                                        ======  ======  ======

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


Cash Equivalents

  The carrying value of cash equivalents, which includes securities and other investments with an original or remaining maturity of three months or less at the time of purchase, was $1.1 billion and $1.2 billion at December 31, 2012 and 2011, respectively.

Net Unrealized Investment Gains (Losses)

  The components of net unrealized investment gains (losses), included in AOCI, were as follows:

                                                                           Years Ended December 31,
                                                                         ----------------------------
                                                                           2012      2011      2010
                                                                         --------- --------- --------
                                                                                (In millions)
Fixed maturity securities............................................... $  19,120 $  14,266 $  6,189
Fixed maturity securities with noncredit OTTI losses in accumulated
  other comprehensive income (loss).....................................     (256)     (522)    (419)
                                                                         --------- --------- --------
   Total fixed maturity securities......................................    18,864    13,744    5,770
Equity securities.......................................................      (13)      (98)     (66)
Derivatives.............................................................     1,052     1,293       90
Short-term investments..................................................       (2)      (10)     (13)
Other...................................................................        18        45       48
                                                                         --------- --------- --------
   Subtotal.............................................................    19,919    14,974    5,829
                                                                         --------- --------- --------
Amounts allocated from:
 Insurance liability loss recognition...................................   (5,120)   (3,495)    (426)
 DAC and VOBA related to noncredit OTTI losses recognized in
   accumulated other comprehensive income (loss)........................        12        33       27
 DAC and VOBA...........................................................   (1,231)   (1,102)    (833)
 Policyholder dividend obligation.......................................   (3,828)   (2,919)    (876)
                                                                         --------- --------- --------
   Subtotal.............................................................  (10,167)   (7,483)  (2,108)
Deferred income tax benefit (expense) related to noncredit OTTI losses
  recognized in accumulated other comprehensive income (loss)...........        86       172      138
Deferred income tax benefit (expense)...................................   (3,498)   (2,794)  (1,440)
                                                                         --------- --------- --------
Net unrealized investment gains (losses)................................     6,340     4,869    2,419
Net unrealized investment gains (losses) attributable to noncontrolling
  interests.............................................................       (1)       (1)      (1)
                                                                         --------- --------- --------
Net unrealized investment gains (losses) attributable to Metropolitan
  Life Insurance Company................................................ $   6,339 $   4,868 $  2,418
                                                                         ========= ========= ========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  The changes in fixed maturity securities with noncredit OTTI losses included in AOCI were as follows:

                                                           Years Ended December 31,
                                                         --------------------------
                                                           2012          2011
                                                           --------      --------
                                                           (In millions)
      Balance, January 1,............................... $  (522)      $  (419)
      Noncredit OTTI losses recognized (1)..............     (22)          (17)
      Securities sold with previous noncredit OTTI loss.      122            85
      Subsequent changes in estimated fair value........      166         (171)
                                                           --------      --------
      Balance, December 31,............................. $  (256)      $  (522)
                                                           ========      ========

--------
(1)Noncredit OTTI losses recognized, net of DAC, were ($26) million and ($16) million for the years ended December 31, 2012 and 2011, respectively.

  The changes in net unrealized investment gains (losses) were as follows:

                                                                            Years Ended December 31,
                                                                         ------------------------------
                                                                            2012       2011      2010
                                                                         ---------- ---------- --------
                                                                                 (In millions)
Balance, beginning of period............................................ $    4,868 $    2,418 $  (612)
Cumulative effect of change in accounting principles, net of income tax.         --         --       10
Fixed maturity securities on which noncredit OTTI losses have been
  recognized............................................................        266      (103)      155
Unrealized investment gains (losses) during the year....................      4,679      9,248    6,650
Unrealized investment gains (losses) relating to:
 Insurance liability gain (loss) recognition............................    (1,625)    (3,069)    (426)
 DAC and VOBA related to noncredit OTTI losses recognized in
   accumulated other comprehensive income (loss)........................       (21)          6     (22)
 DAC and VOBA...........................................................      (129)      (269)    (829)
 Policyholder dividend obligation.......................................      (909)    (2,043)    (876)
 Deferred income tax benefit (expense) related to noncredit OTTI losses
   recognized in accumulated other comprehensive income (loss)..........       (86)         34     (46)
 Deferred income tax benefit (expense)..................................      (704)    (1,354)  (1,580)
                                                                         ---------- ---------- --------
Net unrealized investment gains (losses)................................      6,339      4,868    2,424
Net unrealized investment gains (losses) attributable to noncontrolling
  interests.............................................................         --         --      (6)
                                                                         ---------- ---------- --------
Balance, end of period.................................................. $    6,339 $    4,868 $  2,418
                                                                         ========== ========== ========
Change in net unrealized investment gains (losses)...................... $    1,471 $    2,450 $  3,036
Change in net unrealized investment gains (losses) attributable to
  noncontrolling interests..............................................         --         --      (6)
                                                                         ---------- ---------- --------
Change in net unrealized investment gains (losses) attributable to
 Metropolitan Life Insurance Company.................................... $    1,471 $    2,450 $  3,030
                                                                         ========== ========== ========

Concentrations of Credit Risk

  There were no investments in any counterparty that were greater than 10% of the Company's equity, other than the U.S. government and its agencies at both December 31, 2012 and 2011.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


Securities Lending

  As described in Note 1, the Company participates in a securities lending program. Elements of the securities lending program are presented below at:

                                                      December 31,
                                                   -------------------
                                                     2012      2011
                                                   --------- ---------
                                                      (In millions)
          Securities on loan: (1)
            Amortized cost........................ $  16,224 $  13,595
            Estimated fair value.................. $  18,564 $  15,726
          Cash collateral on deposit from
            counterparties (2).................... $  19,036 $  15,870
          Security collateral on deposit from
            counterparties (3).................... $      46 $     188
          Reinvestment portfolio -- estimated
            fair value............................ $  19,392 $  15,803

--------

(1)Included within fixed maturity securities, equity securities and short-term investments.

(2)Included within payables for collateral under securities loaned and other transactions.

(3)Security collateral on deposit from counterparties may not be sold or repledged, unless the counterparty is in default, and is not reflected in the consolidated financial statements.

Invested Assets on Deposit and Pledged as Collateral

  Invested assets on deposit and pledged as collateral are presented below at estimated fair value for cash and cash equivalents, short-term investments, fixed maturity and equity securities, and trading and FVO securities, and at carrying value for mortgage loans.

                                                                December 31,
                                                              -----------------
                                                                2012     2011
                                                              -------- --------
                                                                (In millions)
 Invested assets on deposit (regulatory deposits)............ $  1,555 $    976
 Invested assets pledged as collateral (1)...................   19,812   17,280
                                                              -------- --------
  Total invested assets on deposit and pledged as collateral. $ 21,367 $ 18,256
                                                              ======== ========

--------

(1)The Company has pledged fixed maturity securities, mortgage loans and cash and cash equivalents in connection with various agreements and transactions, including funding agreements (see Note 4) and derivative transactions (see
   Note 9).

Purchased Credit Impaired Investments

  Investments acquired with evidence of credit quality deterioration since origination and for which it is probable at the acquisition date that the Company will be unable to collect all contractually required payments are classified as purchased credit impaired ("PCI") investments. For each investment, the excess of the cash flows expected to be collected as of the acquisition date over its acquisition-date fair value is referred to as the accretable yield and is recognized as net investment income on an effective yield basis. If subsequently, based on current information and events, it is probable that there is a significant increase in cash flows previously expected to be collected or if actual cash flows are significantly greater than cash flows previously expected to be collected, the accretable yield is adjusted prospectively. The excess of the contractually required payments (including interest) as of the acquisition date over the cash flows expected to be collected as of the acquisition

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

date is referred to as the nonaccretable difference, and this amount is not expected to be realized as net investment income. Decreases in cash flows expected to be collected can result in OTTI (see Note 1).

  The Company's PCI fixed maturity securities were as follows at:

                                                      December 31,
                                                    -----------------
                                                      2012     2011
                                                    -------- --------
                                                      (In millions)
           Outstanding principal and interest
             balance (1)........................... $  4,335 $  3,708
           Carrying value (2)...................... $  3,441 $  2,675

--------

(1)Represents the contractually required payments, which is the sum of contractual principal, whether or not currently due, and accrued interest.

(2)Estimated fair value plus accrued interest.

  The following table presents information about PCI fixed maturity securities acquired during the periods indicated:

                                                      Years Ended December 31,
                                                    --------------------------
                                                      2012          2011
                                                      --------      --------
                                                      (In millions)
           Contractually required payments
             (including interest).................. $  1,911      $  4,260
           Cash flows expected to be collected (1). $  1,436      $  3,603
           Fair value of investments acquired...... $    936      $  2,140

--------

(1)Represents undiscounted principal and interest cash flow expectations at the date of acquisition.

  The following table presents activity for the accretable yield on PCI fixed maturity securities for:

                                                     Years Ended December 31,
                                                   --------------------------
                                                     2012          2011
                                                     ---------     --------
                                                     (In millions)
          Accretable yield, January 1,............ $   1,978     $    436
          Investments purchased...................       500        1,463
          Accretion recognized in earnings........     (181)         (97)
          Disposals...............................      (84)           --
          Reclassification (to) from
            nonaccretable difference..............       144          176
                                                     ---------     --------
          Accretable yield, December 31,.......... $   2,357     $  1,978
                                                     =========     ========

Collectively Significant Equity Method Investments

  The Company holds investments in real estate joint ventures, real estate funds and other limited partnership interests consisting of leveraged buy-out funds, hedge funds, private equity funds, joint ventures and other funds. The portion of these investments accounted for under the equity method had a carrying value of $7.5 billion at December 31, 2012. The Company's maximum exposure to loss related to these equity method investments is limited to the carrying value of these investments plus unfunded commitments of $1.9 billion at December 31, 2012. Except for certain real estate joint ventures, the Company's investments in real estate funds and other limited partnership interests are generally of a passive nature in that the Company does not participate in the management of the entities.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  As described in Note 1, the Company generally records its share of earnings in its equity method investments using a three-month lag methodology and within net investment income. Aggregate net investment income from these equity method investments exceeded 10% of the Company's consolidated pre-tax income (loss) from continuing operations for two of the three most recent annual periods:
2011 and 2010. The Company is providing the following aggregated summarized financial data for such equity method investments, for the most recent annual periods, in order to provide comparative information. This aggregated summarized financial data does not represent the Company's proportionate share of the assets, liabilities, or earnings of such entities.

  The aggregated summarized financial data presented below reflects the latest available financial information and is as of, and for, the years ended
December 31, 2012, 2011 and 2010. Aggregate total assets of these entities totaled $259.4 billion and $229.7 billion at December 31, 2012 and 2011, respectively. Aggregate total liabilities of these entities totaled
$22.2 billion at both December 31, 2012 and 2011. Aggregate net income (loss) of these entities totaled $16.5 billion, $8.4 billion and $16.5 billion for the years ended December 31, 2012, 2011 and 2010, respectively. Aggregate net income (loss) from the underlying entities in which the Company invests is primarily comprised of investment income, including recurring investment income and realized and unrealized investment gains (losses).

Variable Interest Entities

  The Company has invested in certain structured transactions that are VIEs. In certain instances, the Company holds both the power to direct the most significant activities of the entity, as well as an economic interest in the entity and, as such, is deemed to be the primary beneficiary or consolidator of the entity.

  The determination of the VIE's primary beneficiary requires an evaluation of the contractual and implied rights and obligations associated with each party's relationship with or involvement in the entity, an estimate of the entity's expected losses and expected residual returns and the allocation of such estimates to each party involved in the entity. The Company generally uses a qualitative approach to determine whether it is the primary beneficiary. However, for VIEs that are investment companies or apply measurement principles consistent with those utilized by investment companies, the primary beneficiary is based on a risks and rewards model and is defined as the entity that will absorb a majority of a VIE's expected losses, receive a majority of a VIE's expected residual returns if no single entity absorbs a majority of expected losses, or both. The Company reassesses its involvement with VIEs on a quarterly basis. The use of different methodologies, assumptions and inputs in the determination of the primary beneficiary could have a material effect on the amounts presented within the consolidated financial statements.

  Consolidated VIEs

  The following table presents the total assets and total liabilities relating to VIEs for which the Company has concluded that it is the primary beneficiary and which are consolidated at December 31, 2012 and 2011. Creditors or beneficial interest holders of VIEs where the Company is the primary beneficiary have no recourse to the general credit of the Company, as the Company's obligation to the VIEs is limited to the amount of its committed investment.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


                                                      December 31,
                                          -------------------------------------
                                                 2012               2011
                                          ------------------ ------------------
                                          Total     Total    Total     Total
                                          Assets Liabilities Assets Liabilities
                                          ------ ----------- ------ -----------
                                                      (In millions)
 Other limited partnership interests..... $  189   $    1    $  203   $    1
 CSEs (assets (primarily securities) and
   liabilities (primarily debt)) (1).....     51       50       146      138
 Fixed maturity securities (2)...........    172       83        --       --
 Other invested assets...................     85       --       102        1
 Real estate joint ventures..............     11       14        16       18
                                          ------   ------    ------   ------
   Total................................. $  508   $  148    $  467   $  158
                                          ======   ======    ======   ======

--------

(1)The Company consolidates former QSPEs that are structured as collateralized debt obligations. The assets of these entities can only be used to settle their respective liabilities, and under no circumstances is the Company liable for any principal or interest shortfalls should any arise. The assets and liabilities of these CSEs are primarily trading and FVO securities and long-term debt, respectively, and to a lesser extent include cash and cash equivalents and other liabilities. The Company's exposure was limited to that of its remaining investment in the former QSPEs of less than $1 million at estimated fair value at both December 31, 2012 and 2011. The long-term debt bears interest primarily at variable rates, payable on a bi-annual basis. Interest expense related to these obligations, included in other expenses, was $4 million, $9 million and $15 million for the years ended December 31, 2012, 2011 and 2010, respectively.

(2)The Company consolidates certain fixed maturity securities purchased in an investment vehicle which was partially funded with affiliated long-term debt. The long-term debt bears interest primarily at variable rates, payable on a bi-annual basis. Interest expense related to these obligations, included in other expenses, was $1 million for the year ended December 31, 2012. There was no interest expense for both the years ended December 31, 2011 and 2010.

  Unconsolidated VIEs

  The carrying amount and maximum exposure to loss relating to VIEs in which the Company holds a significant variable interest but is not the primary beneficiary and which have not been consolidated were as follows at:

                                                        December 31,
                                         -------------------------------------------
                                                 2012                  2011
                                         --------------------- ---------------------
                                                     Maximum               Maximum
                                         Carrying   Exposure   Carrying   Exposure
                                          Amount   to Loss (1)  Amount   to Loss (1)
                                         --------- ----------- --------- -----------
                                                        (In millions)
Fixed maturity securities AFS:
  Structured securities (RMBS, CMBS and
   ABS) (2)............................. $  42,936  $  42,936  $  41,410  $  41,410
  U.S. and foreign corporate............     2,566      2,566      2,379      2,379
Other limited partnership interests.....     2,966      3,880      2,537      3,259
Other invested assets...................     1,068      1,381        745      1,140
Real estate joint ventures..............        34         40         32         49
                                         ---------  ---------  ---------  ---------
   Total................................ $  49,570  $  50,803  $  47,103  $  48,237
                                         =========  =========  =========  =========

--------
(1)The maximum exposure to loss relating to fixed maturity securities is equal to their carrying amounts or the carrying amounts of retained interests. The maximum exposure to loss relating to other limited partnership

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

   interests and real estate joint ventures is equal to the carrying amounts plus any unfunded commitments of the Company. For certain of its investments in other invested assets, the Company's return is in the form of income tax credits which are guaranteed by creditworthy third parties. For such investments, the maximum exposure to loss is equal to the carrying amounts plus any unfunded commitments, reduced by income tax credits guaranteed by third parties of $315 million and $264 million at December 31, 2012 and 2011, respectively. Such a maximum loss would be expected to occur only upon bankruptcy of the issuer or investee.

(2)For these variable interests, the Company's involvement is limited to that of a passive investor.

  As described in Note 17, the Company makes commitments to fund partnership investments in the normal course of business. Excluding these commitments, the Company did not provide financial or other support to investees designated as VIEs during the years ended December 31, 2012, 2011 and 2010.

Net Investment Income

  The components of net investment income were as follows:

                                                                     Years Ended December 31,
                                                                   -----------------------------
                                                                     2012      2011      2010
                                                                   --------- --------- ---------
                                                                           (In millions)
Investment income:
 Fixed maturity securities........................................ $   8,295 $   8,225 $   8,147
 Equity securities................................................        68        73        89
 Trading and FVO securities -- Actively Traded Securities and FVO
   general account securities (1).................................        77        29        72
 Mortgage loans...................................................     2,528     2,401     2,258
 Policy loans.....................................................       451       479       515
 Real estate and real estate joint ventures.......................       593       493       329
 Other limited partnership interests..............................       555       435       684
 Cash, cash equivalents and short-term investments................        19        12        15
 International joint ventures.....................................       (2)       (1)         9
 Other............................................................         7       112       111
                                                                   --------- --------- ---------
     Subtotal.....................................................    12,591    12,258    12,229
   Less: Investment expenses......................................       743       652       663
                                                                   --------- --------- ---------
     Subtotal, net................................................    11,848    11,606    11,566
                                                                   --------- --------- ---------
 FVO CSEs -- interest income:
   Securities.....................................................         4         9        15
                                                                   --------- --------- ---------
       Net investment income...................................... $  11,852 $  11,615 $  11,581
                                                                   ========= ========= =========

--------

(1)Changes in estimated fair value subsequent to purchase for securities still held as of the end of the respective years included in net investment income were $44 million, $2 million and $30 million for the years ended
   December 31, 2012, 2011, and 2010, respectively.

  See "-- Variable Interest Entities" for discussion of CSEs.

  See "-- Related Party Investment Transactions" for discussion of affiliated net investment income and investment expenses.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


Net Investment Gains (Losses)

Components of Net Investment Gains (Losses)

The components of net investment gains (losses) were as follows:

                                                    Years Ended December 31,
                                                  ------------------------
                                                    2012      2011    2010
                                                  --------   ------ --------
                                                       (In millions)
     Total gains (losses) on fixed maturity
       securities:
       Total OTTI losses recognized -- by
        sector and industry:
        U.S. and foreign corporate
          securities -- by industry:
          Utility................................ $   (29)   $   -- $    (1)
          Finance................................     (21)     (37)    (117)
          Consumer...............................     (19)     (40)     (20)
          Communications.........................     (18)     (26)     (10)
          Industrial.............................      (4)      (8)       --
          Transportation.........................      (1)       --       --
                                                  --------   ------ --------
            Total U.S. and foreign corporate
              securities.........................     (92)    (111)    (148)
          RMBS...................................     (70)     (78)     (87)
          CMBS...................................     (28)      (9)     (59)
          ABS....................................      (2)     (28)     (66)
          Foreign government.....................       --      (1)       --
                                                  --------   ------ --------
       OTTI losses on fixed maturity
        securities recognized in earnings........    (192)    (227)    (360)
       Fixed maturity securities -- net
        gains (losses) on sales and disposals....       16      107      129
                                                  --------   ------ --------
          Total gains (losses) on fixed
            maturity securities..................    (176)    (120)    (231)
                                                  --------   ------ --------
     Total gains (losses) on equity
       securities:
       Total OTTI losses recognized -- by
        sector:
        Common...................................      (7)      (8)      (4)
        Non-redeemable preferred.................       --     (33)      (3)
                                                  --------   ------ --------
       OTTI losses on equity securities
        recognized in earnings...................      (7)     (41)      (7)
       Equity securities - net gains
        (losses) on sales and disposals..........       15       44       77
                                                  --------   ------ --------
        Total gains (losses) on equity
          securities.............................        8        3       70
                                                  --------   ------ --------
     Trading and FVO securities -- FVO
       general account securities -- changes
       in estimated fair value subsequent to
       consolidation.............................       11      (2)       --
     Mortgage loans..............................       84      133       59
     Real estate and real estate joint
       ventures..................................     (27)      133     (33)
     Other limited partnership interests.........     (35)       11      (5)
     Other investment portfolio gains
       (losses)..................................    (192)      (4)       36
                                                  --------   ------ --------
        Subtotal -- investment portfolio
          gains (losses).........................    (327)      154    (104)
                                                  --------   ------ --------
     FVO CSEs -- changes in estimated fair
       value subsequent to consolidation:
       Securities................................       --       --     (78)
       Long-term debt -- related to
        securities...............................      (7)      (8)       48
     Non-investment portfolio gains (losses).....        4     (14)     (36)
                                                  --------   ------ --------
        Subtotal FVO CSEs and non-investment
          portfolio gains (losses)...............      (3)     (22)     (66)
                                                  --------   ------ --------
          Total net investment gains (losses).... $  (330)   $  132 $  (170)
                                                  ========   ====== ========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  See "-- Variable Interest Entities" for discussion of CSEs.

  See "-- Related Party Investment Transactions" for discussion of affiliated net investment gains (losses) related to transfers of invested assets to affiliates.

  Gains (losses) from foreign currency transactions included within net investment gains (losses) were $2 million, $21 million and $18 million for the years ended December 31, 2012, 2011 and 2010, respectively.

  Sales or Disposals and Impairments of Fixed Maturity and Equity Securities

  Proceeds from sales or disposals of fixed maturity and equity securities and the components of fixed maturity and equity securities net investment gains (losses) are as shown in the table below. Investment gains and losses on sales of securities are determined on a specific identification basis.

                                                                     Years Ended December 31,
                                              -----------------------------------------------------------------------
                                                2012     2011     2010   2012  2011  2010    2012     2011     2010
                                              -------- -------- -------- ----- ----- ----- -------- -------- --------
                                              Fixed Maturity Securities  Equity Securities           Total
                                              -------------------------- ----------------- --------------------------
                                                                           (In millions)
Proceeds..................................... $ 29,472 $ 34,015 $ 30,817 $ 126 $ 771 $ 429 $ 29,598 $ 34,786 $ 31,246
                                              ======== ======== ======== ===== ===== ===== ======== ======== ========
Gross investment gains....................... $    327 $    445 $    544 $  23 $  86 $  88 $    350 $    531 $    632
                                              -------- -------- -------- ----- ----- ----- -------- -------- --------
Gross investment losses......................    (311)    (338)    (415)   (8)  (42)  (11)    (319)    (380)    (426)
                                              -------- -------- -------- ----- ----- ----- -------- -------- --------
Total OTTI losses recognized in earnings:
 Credit-related..............................    (125)    (183)    (334)    --    --    --    (125)    (183)    (334)
 Other (1)...................................     (67)     (44)     (26)   (7)  (41)   (7)     (74)     (85)     (33)
                                              -------- -------- -------- ----- ----- ----- -------- -------- --------
   Total OTTI losses recognized in earnings..    (192)    (227)    (360)   (7)  (41)   (7)    (199)    (268)    (367)
                                              -------- -------- -------- ----- ----- ----- -------- -------- --------
   Net investment gains (losses)............. $  (176) $  (120) $  (231) $   8 $   3 $  70 $  (168) $  (117) $  (161)
                                              ======== ======== ======== ===== ===== ===== ======== ======== ========

--------

(1)Other OTTI losses recognized in earnings include impairments on (i) equity securities, (ii) perpetual hybrid securities classified within fixed maturity securities where the primary reason for the impairment was the severity and/or the duration of an unrealized loss position and (iii) fixed maturity securities where there is an intent to sell or it is more likely than not that the Company will be required to sell the security before recovery of the decline in estimated fair value.

  Credit Loss Rollforward

  The table below presents a rollforward of the cumulative credit loss component of OTTI loss recognized in earnings on fixed maturity securities still held for which a portion of the OTTI loss was recognized in OCI:

                                                                                             Years Ended December 31,
                                                                                           --------------------------
                                                                                             2012          2011
                                                                                             --------      --------
                                                                                             (In millions)
Balance, at January 1,.................................................................... $    316      $    330
Additions:
 Initial impairments -- credit loss OTTI recognized on securities not previously impaired.       38            33
 Additional impairments -- credit loss OTTI recognized on securities previously impaired..       45            68
Reductions:
 Sales (maturities, pay downs or prepayments) during the period of securities previously
  impaired as credit loss OTTI............................................................     (95)          (82)
 Securities impaired to net present value of expected future cash flows...................     (17)          (24)
 Increases in cash flows -- accretion of previous credit loss OTTI........................      (2)           (9)
                                                                                             --------      --------
Balance, at December 31,.................................................................. $    285      $    316
                                                                                             ========      ========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  Related Party Investment Transactions

  In the normal course of business, the Company transfers invested assets, primarily consisting of fixed maturity securities, to and from affiliates. Invested assets transferred to and from affiliates were as follows:

                                                   Years Ended December 31,
                                                   ------------------------
                                                   2012     2011     2010
                                                    -----   ------  ------
                                                      (In millions)
          Estimated fair value of invested assets
            transferred to affiliates............. $   4   $  170   $  444
          Amortized cost of invested assets
            transferred to affiliates............. $   4   $  164   $  431
          Net investment gains (losses)
            recognized on transfers............... $  --   $    6   $   13
          Estimated fair value of invested assets
            transferred from affiliates........... $  --   $  132   $  582

  The Company purchased from MetLife Bank, an affiliate, $1.5 billion of fixed maturity securities, at estimated fair value, for cash during the year ended December 31, 2012. See "-- Mortgage Loans" for information on additional purchases from this affiliate.

  The Company has affiliated loans outstanding, which are included in other invested assets, totaling $1.5 billion at both December 31, 2012 and 2011. At December 31, 2011, the loans were outstanding with Exeter, an affiliate. During 2012, MetLife, Inc. assumed this affiliated debt from Exeter. One loan matured on September 30, 2012 and was replaced by a new loan on October 1, 2012. The loans which bear interest at a fixed rate, payable semiannually are due as follows: $500 million at 6.44% due on June 30, 2014, $250 million at 3.57% due on October 1, 2019, $250 million at 7.44% due on September 30, 2016,
$150 million at 5.64% due July 15, 2021 and $375 million at 5.86% due
December 16, 2021. Net investment income from these loans was $93 million, $69 million and $59 million for the years ended December 31, 2012, 2011 and 2010, respectively.

  The Company has a loan outstanding to Exeter, which is included in other invested assets, totaling $75 million at both December 31, 2012 and 2011. This loan is due on December 30, 2014 and bears interest on a weighted average of 6.80%. Net investment income from this loan was $5 million for each of the years ended December 31, 2012, 2011 and 2010, respectively.

  The Company provides investment administrative services to certain affiliates. The related investment administrative service charges to these affiliates were $158 million, $164 million and $107 million for the years ended December 31, 2012, 2011 and 2010, respectively. The Company also had additional affiliated net investment income of $4 million, $3 million and $16 million for the years ended December 31, 2012, 2011 and 2010, respectively.

9. Derivatives

Accounting for Derivatives

  See Note 1 for a description of the Company's accounting policies for derivatives and Note 10 for information about the fair value hierarchy for derivatives.

Derivative Strategies

  The Company is exposed to various risks relating to its ongoing business operations, including interest rate, foreign currency exchange rate, credit and equity market. The Company uses a variety of strategies to manage these risks, including the use of derivatives.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  Derivatives are financial instruments whose values are derived from interest rates, foreign currency exchange rates, credit spreads and/or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter ("OTC") market. The types of derivatives the Company uses include swaps, forwards, futures and option contracts. To a lesser extent, the Company uses credit default swaps and structured interest rate swaps to synthetically replicate investment risks and returns which are not readily available in the cash market. The Company also purchases certain securities, issues certain insurance policies and investment contracts and engages in certain reinsurance agreements that have embedded derivatives.

  Interest Rate Derivatives

  The Company uses a variety of interest rate derivatives to reduce its exposure to changes in interest rates, including interest rate swaps, caps, floors, swaptions and forwards.

  Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional amount. The Company utilizes interest rate swaps in fair value, cash flow and non-qualifying hedging relationships.

  The Company uses structured interest rate swaps to synthetically create investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and a cash instrument such as a U.S. Treasury, agency, or other fixed maturity security. Structured interest rate swaps are included in interest rate swaps. Structured interest rate swaps are not designated as hedging instruments

  The Company purchases interest rate caps and floors primarily to protect its floating rate liabilities against rises in interest rates above a specified level, and against interest rate exposure arising from mismatches between assets and liabilities, as well as to protect its minimum rate guarantee liabilities against declines in interest rates below a specified level, respectively. In certain instances, the Company locks in the economic impact of existing purchased caps and floors by entering into offsetting written caps and floors. The Company utilizes interest rate caps and floors in non-qualifying hedging relationships.

  Swaptions are used by the Company to hedge interest rate risk associated with the Company's long-term liabilities and invested assets. A swaption is an option to enter into a swap with a forward starting effective date. In certain instances, the Company locks in the economic impact of existing purchased swaptions by entering into offsetting written swaptions. The Company pays a premium for purchased swaptions and receives a premium for written swaptions. The Company utilizes swaptions in non-qualifying hedging relationships. Swaptions are included in interest rate options.

  The Company enters into interest rate forwards to buy and sell securities. The price is agreed upon at the time of the contract and payment for such a contract is made at a specified future date. The Company utilizes interest rate forwards in cash flow and non-qualifying hedging relationships.

  To a lesser extent the Company uses interest rate futures in non-qualifying hedging relationships.

  Foreign Currency Exchange Rate Derivatives

  The Company uses foreign currency exchange rate derivatives including foreign currency swaps and foreign currency forwards to reduce the risk from fluctuations in foreign currency exchange rates associated with its

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

assets and liabilities denominated in foreign currencies. In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a fixed exchange rate, generally set at inception, calculated by reference to an agreed upon notional amount. The notional amount of each currency is exchanged at the inception and termination of the currency swap by each party. The Company utilizes foreign currency swaps in fair value, cash flow and non-qualifying hedging relationships.

  In a foreign currency forward transaction, the Company agrees with another party to deliver a specified amount of an identified currency at a specified future date. The price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The Company utilizes foreign currency forwards in non-qualifying hedging relationships.

  To a lesser extent the Company uses currency options in non-qualifying hedging relationships.

  Credit Derivatives

  Credit default swaps are primarily used to synthetically create credit investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and one or more cash instruments such as U.S. Treasury securities, agency securities or other fixed maturity securities. The Company also enters into certain credit default swaps held in relation to trading portfolios for the purpose of generating profits on short-term differences in price. These credit default swaps are not designated as hedging instruments.

  The Company also uses credit default swaps to economically hedge against credit-related changes in the value of its investments. The Company utilizes credit default swaps in non-qualifying hedging relationships.

  Equity Derivatives

  To a lesser extent, the Company uses equity index options in non-qualifying hedging relationships.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


Primary Risks Managed by Derivatives

  The following table presents the gross notional amount, estimated fair value and primary underlying risk exposure of the Company's derivatives, excluding embedded derivatives, held at:

                                                                                    December 31,
                                                            -------------------------------------------------------------
                                                                         2012                           2011
                                                            ------------------------------- -----------------------------
                                                                       Estimated Fair Value          Estimated Fair Value
                                                             Notional  -------------------- Notional --------------------
                           Primary Underlying Risk Exposure   Amount    Assets  Liabilities  Amount   Assets  Liabilities
-                          -------------------------------- ---------- -------- ----------- -------- -------- -----------
                                                                                    (In millions)
Derivatives
Designated as Hedging
Instruments
Fair value hedges:
  Interest rate swaps.....       Interest rate............. $    4,824 $  1,893  $     79   $  4,259 $  1,849  $     86
  Foreign currency swaps..       Foreign currency
                                 exchange rate.............      3,064      332        71      2,622      312        79
                                                            ---------- --------  --------   -------- --------  --------
   Subtotal.............................................         7,888    2,225       150      6,881    2,161       165
                                                            ---------- --------  --------   -------- --------  --------
Cash flow hedges:
  Interest rate swaps.....       Interest rate.............      2,984      606        --      2,875      852        --
  Interest rate forwards..       Interest rate.............        265       58        --        345       81        --
  Foreign currency swaps..       Foreign currency
                                 exchange rate.............      7,595      198       246      5,135      314       160
  Credit forwards.........       Credit....................         --       --        --         20        4        --
                                                            ---------- --------  --------   -------- --------  --------
   Subtotal.............................................        10,844      862       246      8,375    1,251       160
                                                            ---------- --------  --------   -------- --------  --------
    Total qualifying hedges............................         18,732    3,087       396     15,256    3,412       325
                                                            ---------- --------  --------   -------- --------  --------
Derivatives Not Designated or Not Qualifying as Hedging
Instruments
Interest rate swaps.......       Interest rate.............     41,008    1,978       854     28,935    1,908       866
Interest rate floors......       Interest rate.............     33,870      737       493     13,290      789        14
Interest rate caps........       Interest rate.............     40,434       63        --     38,532       83        --
Interest rate futures.....       Interest rate.............      2,476       --        10      2,675        6         2
Interest rate options.....       Interest rate.............      4,862      336         2      4,624      326        --
Interest rate forwards....       Interest rate.............         --       --        --        500       --        14
Synthetic GICs............       Interest rate.............      4,162       --        --      4,454       --        --
Foreign currency swaps....       Foreign currency
                                 exchange rate.............      6,411      137       532      5,392      241       410
Foreign currency forwards.       Foreign currency
                                 exchange rate.............      2,131       16        26      2,014       81        --
Currency options..........       Foreign currency
                                 exchange rate.............        129        1        --         --       --        --
Credit default swaps......       Credit....................      7,693       62        19      7,765       90        81
Equity options............       Equity market.............        630        1        --        135       --        --
                                                            ---------- --------  --------   -------- --------  --------
   Total non-designated or non-qualifying
    derivatives.........................................       143,806    3,331     1,936    108,316    3,524     1,387
                                                            ---------- --------  --------   -------- --------  --------
   Total................................................    $  162,538 $  6,418  $  2,332   $123,572 $  6,936  $  1,712
                                                            ========== ========  ========   ======== ========  ========

  The estimated fair value of all derivatives in an asset position is reported within other invested assets in the consolidated balance sheets and the estimated fair value of all derivatives in a liability position is reported within other liabilities in the consolidated balance sheets.

  Net Derivative Gains (Losses)

  The components of net derivative gains (losses) were as follows:

                                                Years Ended December 31,
                                                ------------------------
                                                 2012    2011     2010
                                                ------ -------- --------
                                                     (In millions)
       Derivatives and hedging gains (losses)
        (1).................................... $   77 $  2,040 $    353
       Embedded derivatives....................    598    (462)    (619)
                                                ------ -------- --------
        Total net derivative gains (losses).... $  675 $  1,578 $  (266)
                                                ====== ======== ========

--------

(1)Includes foreign currency transaction gains (losses) on hedged items in cash flow and non-qualifying hedging relationships, which are not presented elsewhere in this note.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  The following table presents earned income on derivatives for the:

                                                  Years Ended December 31,
                                                  ------------------------
                                                   2012     2011    2010
                                                   ------  ------  ------
                                                     (In millions)
         Qualifying hedges:
           Net investment income................. $  108   $   96  $   82
           Interest credited to policyholder
            account balances.....................    146      173     196
         Non-qualifying hedges:
           Net investment income.................    (6)      (8)     (4)
           Net derivative gains (losses).........    314      179      53
                                                  ------   ------  ------
            Total................................ $  562   $  440  $  327
                                                  ======   ======  ======

Non-Qualifying Derivatives and Derivatives for Purposes Other Than Hedging

  The following table presents the amount and location of gains (losses) recognized in income for derivatives that were not designated or qualifying as hedging instruments:

                                                     Net          Net
                                                  Derivative   Investment
                                                Gains (Losses) Income (1)
                                                -------------- ----------
                                                      (In millions)
       For the Year Ended December 31, 2012:
       Interest rate derivatives...............   $    (83)     $    --
       Foreign currency exchange rate
         derivatives...........................       (252)          --
       Credit derivatives......................          33        (15)
       Equity derivatives......................          --        (12)
                                                -------------- ----------
         Total.................................   $   (302)     $  (27)
                                                ============== ==========
       For the Year Ended December 31, 2011:
       Interest rate derivatives...............   $   1,679     $    --
       Foreign currency exchange rate
         derivatives...........................         103          --
       Credit derivatives......................          13           5
       Equity derivatives......................          --        (14)
                                                -------------- ----------
         Total.................................   $   1,795     $   (9)
                                                -------------- ==========
       For the Year Ended December 31, 2010:
       Interest rate derivatives...............   $     149     $    --
       Foreign currency exchange rate
         derivatives...........................         106          --
       Credit derivatives......................          28         (2)
       Equity derivatives......................          13        (17)
                                                -------------- ----------
         Total.................................   $     296     $  (19)
                                                ============== ==========

--------
(1)Changes in estimated fair value related to economic hedges of equity method investments in joint ventures, and changes in estimated fair value related to derivatives held in relation to trading portfolios.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


Fair Value Hedges

  The Company designates and accounts for the following as fair value hedges when they have met the requirements of fair value hedging: (i) interest rate swaps to convert fixed rate assets and liabilities to floating rate assets and liabilities; and (ii) foreign currency swaps to hedge the foreign currency fair value exposure of foreign currency denominated assets and liabilities.

  The Company recognizes gains and losses on derivatives and the related hedged items in fair value hedges within net derivative gains (losses). The following table presents the amount of such net derivative gains (losses):

                                                               Net Derivative  Net Derivative Ineffectiveness
                                                               Gains (Losses)  Gains (Losses)  Recognized in
Derivatives in Fair Value      Hedged Items in Fair Value        Recognized    Recognized for Net Derivative
Hedging Relationships            Hedging Relationships         for Derivatives  Hedged Items  Gains (Losses)
-------------------------  ----------------------------------- --------------- -------------- ---------------
                                                                               (In millions)
For the Year Ended December 31, 2012:
Interest rate swaps:       Fixed maturity securities..........   $         2   $         (3)    $      (1)
                           Policyholder liabilities (1).......          (72)              89            17
Foreign currency swaps:    Foreign-denominated fixed maturity
                           securities.........................           (1)               1            --
                           Foreign-denominated PABs (2).......            32            (41)           (9)
                                                                 -----------   -------------    ----------
  Total.....................................................     $       (39)  $          46    $        7
                                                                 ===========   =============    ==========
For the Year Ended December 31, 2011:
Interest rate swaps:       Fixed maturity securities..........   $      (18)   $          18    $       --
                           Policyholder liabilities (1).......         1,019           (994)            25
Foreign currency swaps:    Foreign-denominated fixed maturity
                           securities.........................             1               3             4
                           Foreign-denominated PABs (2).......            28            (55)          (27)
                                                                 -----------   -------------    ----------
  Total.....................................................     $     1,030   $     (1,028)    $        2
                                                                 ===========   =============    ==========
For the Year Ended December 31, 2010:
Interest rate swaps:       Fixed maturity securities..........   $      (13)   $          15    $        2
                           Policyholder liabilities (1).......           153           (150)             3
Foreign currency swaps:    Foreign-denominated fixed maturity
                           securities.........................            13            (13)            --
                           Foreign-denominated PABs (2).......            47            (34)            13
                                                                 -----------   -------------    ----------
  Total.....................................................     $       200   $       (182)    $       18
                                                                 ===========   =============    ==========

--------

(1)Fixed rate liabilities reported in PABs or future policy benefits.

(2)Fixed rate or floating rate liabilities.

  All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

Cash Flow Hedges

  The Company designates and accounts for the following as cash flow hedges when they have met the requirements of cash flow hedging: (i) interest rate swaps to convert floating rate assets and liabilities to fixed rate assets and liabilities; (ii) foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated assets and liabilities;
(iii) interest rate forwards and credit forwards to lock in the price to be paid for forward purchases of investments; and (iv) interest rate swaps and interest rate forwards to hedge the forecasted purchases of fixed-rate investments.

  In certain instances, the Company discontinued cash flow hedge accounting because the forecasted transactions were no longer probable of occurring. Because certain of the forecasted transactions also were not

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

probable of occurring within two months of the anticipated date, the Company reclassified $1 million, $3 million and $9 million from AOCI into net derivative gains (losses) for the years ended December 31, 2012, 2011 and 2010, respectively, related to such discontinued cash flow hedges.

  At December 31, 2012 and 2011, the maximum length of time over which the Company was hedging its exposure to variability in future cash flows for forecasted transactions did not exceed eight years and nine years, respectively.

  At December 31, 2012 and 2011, the balance in AOCI associated with cash flow hedges was $1.1 billion and $1.3 billion, respectively.

  The following table presents the effects of derivatives in cash flow hedging relationships on the consolidated statements of operations and the consolidated statements of equity:

                           Amount of Gains (Losses)       Amount and Location of Gains           Amount and Location
                           Deferred in Accumulated         (Losses) Reclassified from             of Gains (Losses)
Derivatives in Cash Flow  Other Comprehensive Income     Accumulated Other Comprehensive     Recognized in Income (Loss)
Hedging Relationships       (Loss) on Derivatives       Income (Loss) into Income (Loss)           on Derivatives
------------------------  -------------------------- --------------------------------------- ---------------------------
                             (Effective Portion)               (Effective Portion)              (Ineffective Portion)
                          -------------------------- --------------------------------------- ---------------------------
                                                     Net Derivative Net Investment  Other          Net Derivative
                                                     Gains (Losses)     Income     Expenses        Gains (Losses)
                                                     -------------- -------------- --------- ---------------------------
                                                                  (In millions)
For the Year Ended December 31, 2012:
Interest rate swaps......   $                 (55)     $        3     $        4   $      --    $                   1
Interest rate forwards...                      (1)             --              2          --                       --
Foreign currency swaps...                    (187)            (7)            (5)          --                      (5)
Credit forwards..........                       --             --              1          --                       --
                          -------------------------- -------------- -------------- --------- ---------------------------
  Total..................   $                (243)     $      (4)     $        2   $      --    $                 (4)
                          ========================== ============== ============== ========= ===========================
For the Year Ended December 31, 2011:
Interest rate swaps......   $                  919     $       --     $        1   $      --    $                   1
Interest rate forwards...                      128             22              2          --                        2
Foreign currency swaps...                      166              7            (5)          --                        1
Credit forwards..........                       18              1             --          --                       --
                          -------------------------- -------------- -------------- --------- ---------------------------
  Total..................   $                1,231     $       30     $      (2)   $      --    $                   4
                          ========================== ============== ============== ========= ===========================
For the Year Ended December 31, 2010:
Interest rate swaps......   $                   90     $       --     $       --   $       1    $                   3
Interest rate forwards...                     (35)             10              3          --                      (1)
Foreign currency swaps...                       74           (56)            (6)          --                       --
Credit forwards..........                        5             --             --          --                       --
                          -------------------------- -------------- -------------- --------- ---------------------------
  Total..................   $                  134     $     (46)     $      (3)   $       1    $                   2
                          ========================== ============== ============== ========= ===========================

  All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

  At December 31, 2012, ($4) million of deferred net gains (losses) on derivatives in AOCI was expected to be reclassified to earnings within the next 12 months.

Credit Derivatives

  In connection with synthetically created credit investment transactions and credit default swaps held in relation to the trading portfolio, the Company writes credit default swaps for which it receives a premium to insure credit risk. Such credit derivatives are included within the non-qualifying derivatives and derivatives for purposes other than hedging table. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

be settled gross by the Company paying the counterparty the specified swap notional amount in exchange for the delivery of par quantities of the referenced credit obligation. The Company's maximum amount at risk, assuming the value of all referenced credit obligations is zero, was $6.2 billion and $5.4 billion at December 31, 2012 and 2011, respectively. The Company can terminate these contracts at any time through cash settlement with the counterparty at an amount equal to the then current fair value of the credit default swaps. At December 31, 2012 and 2011, the Company would have received $50 million and paid $29 million, respectively, to terminate all of these contracts.

  The following table presents the estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps at:

                                                                         December 31,
                                         -----------------------------------------------------------------------------
                                                          2012                                   2011
                                         -------------------------------------- --------------------------------------
                                                       Maximum                                Maximum
                                         Estimated      Amount                  Estimated      Amount
                                         Fair Value   of Future      Weighted   Fair Value   of Future      Weighted
                                         of Credit  Payments under   Average    of Credit  Payments under   Average
Rating Agency Designation of Referenced   Default   Credit Default   Years to    Default   Credit Default   Years to
Credit Obligations (1)                     Swaps      Swaps (2)    Maturity (3)   Swaps      Swaps (2)    Maturity (3)
---------------------------------------  ---------- -------------- ------------ ---------- -------------- ------------
                                               (In millions)                          (In millions)
   Aaa/Aa/A
   Single name credit default swaps
     (corporate)........................  $      7            573           2.5  $      3   $        488           3.1
   Credit default swaps referencing
     indices............................        31          2,064           2.1       (1)          2,150           3.0
                                         ---------- --------------              ---------- --------------
    Subtotal............................        38          2,637           2.2         2          2,638           3.0
                                         ---------- --------------              ---------- --------------
   Baa
   Single name credit default swaps
     (corporate)........................         4            835           3.2      (10)            750           3.6
   Credit default swaps referencing
     indices............................         6          2,469           4.9      (19)          1,959           4.9
                                         ---------- --------------              ---------- --------------
    Subtotal............................        10          3,304           4.5      (29)          2,709           4.5
                                         ---------- --------------              ---------- --------------
   Ba
   Single name credit default swaps
     (corporate)........................        --             25           2.7        --             25           3.5
   Credit default swaps referencing
     indices............................        --             --            --        --             --            --
                                         ---------- --------------              ---------- --------------
    Subtotal............................        --             25           2.7        --             25           3.5
                                         ---------- --------------              ---------- --------------
   B
   Single name credit default swaps
     (corporate)........................        --             --            --        --             --            --
   Credit default swaps referencing
     indices............................         2            264           4.9       (2)             25           4.8
                                         ---------- --------------              ---------- --------------
   Subtotal.............................         2            264           4.9       (2)             25           4.8
                                         ---------- --------------              ---------- --------------
   Total................................  $     50   $      6,230           3.5  $   (29)   $      5,397           3.8
                                         ========== ==============              ========== ==============

--------
(1)The rating agency designations are based on availability and the midpoint of the applicable ratings among Moody's Investors Service ("Moody's"), S&P and Fitch Ratings. If no rating is available from a rating agency, then an internally developed rating is used.

(2)Assumes the value of the referenced credit obligations is zero.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


(3)The weighted average years to maturity of the credit default swaps is calculated based on weighted average notional amounts.

  The Company has also entered into credit default swaps to purchase credit protection on certain of the referenced credit obligations in the table above. As a result, the maximum amounts of potential future recoveries available to offset the $6.2 billion and $5.4 billion from the table above were $120 million and $80 million at December 31, 2012 and 2011, respectively.

  Written credit default swaps held in relation to the trading portfolio amounted to $10 million in notional and $0 in fair value at December 31, 2012. Written credit default swaps held in relation to the trading portfolio amounted to $10 million in notional and ($1) million in fair value at December 31, 2011.

Credit Risk on Freestanding Derivatives

  The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivatives. Generally, the current credit exposure of the Company's derivatives is limited to the net positive estimated fair value of derivatives at the reporting date after taking into consideration the existence of netting agreements and any collateral received pursuant to credit support annexes.

  The Company manages its credit risk related to OTC derivatives by entering into transactions with creditworthy counterparties, maintaining collateral arrangements and through the use of master agreements that provide for netting of payments by product and currency for periodic settlements and a single net payment to be made by one party upon termination. Because exchange-traded futures are effected through regulated exchanges, and positions are marked to market on a daily basis, the Company has minimal exposure to credit-related losses in the event of nonperformance by counterparties to such derivatives. See Note 10 for a description of the impact of credit risk on the valuation of derivatives.

  The Company enters into various collateral arrangements which require both the pledging and accepting of collateral in connection with its OTC derivatives. At December 31, 2012 and 2011, the Company was obligated to return cash collateral under its control of $3.4 billion and $4.4 billion, respectively. This cash collateral is included in cash and cash equivalents or in short-term investments and the obligation to return it is included in payables for collateral under securities loaned and other transactions in the consolidated balance sheets. At December 31, 2012 and 2011, the Company had received collateral consisting of various securities with a fair market value of $1.2 billion and $768 million, respectively, which were held in separate custodial accounts. Subject to certain constraints, the Company is permitted by contract to sell or repledge this collateral, but at December 31, 2012, none of the collateral had been sold or repledged.

  The Company's collateral arrangements for its OTC derivatives generally require the counterparty in a net liability position, after considering the effect of netting agreements, to pledge collateral when the fair value of that counterparty's derivatives reaches a pre-determined threshold. Certain of these arrangements also include credit-contingent provisions that provide for a reduction of these thresholds (on a sliding scale that converges toward zero) in the event of downgrades in the credit ratings of the Company and/or the counterparty. In addition, certain of the Company's netting agreements for derivatives contain provisions that require both the Company and the counterparty to maintain a specific investment grade credit rating from each of Moody's and S&P. If a party's credit ratings were to fall below that specific investment grade credit rating, that party would be in violation of these provisions, and the other party to the derivatives could terminate the transactions and demand immediate settlement and payment based on such party's reasonable valuation of the derivatives.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  The following table presents the estimated fair value of the Company's OTC derivatives that are in a net liability position after considering the effect of netting agreements, together with the estimated fair value and balance sheet location of the collateral pledged. The table also presents the incremental collateral that the Company would be required to provide if there was a one notch downgrade in the Company's credit rating at the reporting date or if the Company's credit rating sustained a downgrade to a level that triggered full overnight collateralization or termination of the derivative position at the reporting date. Derivatives that are not subject to collateral agreements are not included in the scope of this table.

                                                            Estimated Fair Value of    Fair Value of Incremental Collateral
                                                              Collateral Provided:                Provided Upon:
                                                          ---------------------------- ------------------------------------
                                                                                                      Downgrade in the
                                                                                       One Notch  Company's Credit Rating
                                                                                       Downgrade  to a Level that Triggers
                                         Estimated                                      in the         Full Overnight
                                       Fair Value of                                   Company's    Collateralization or
                                     Derivatives in Net   Fixed Maturity                Credit          Termination
                                   Liability Position (1) Securities (2)   Cash (3)     Rating   of the Derivative Position
                                   ---------------------- -------------- ------------- --------- --------------------------
                                                                         (In millions)
December 31, 2012:
Derivatives subject to credit-
  contingent provisions...........      $        263         $    261       $    --     $    --       $             1
Derivatives not subject to credit-
  contingent provisions...........                --               --             1          --                    --
                                   ---------------------- -------------- ------------- --------- --------------------------
 Total............................      $        263         $    261       $     1     $    --       $             1
                                   ====================== ============== ============= ========= ==========================
December 31, 2011:
Derivatives subject to credit-
  contingent provisions...........      $        151         $     94       $    --     $    25       $            64
Derivatives not subject to credit-
  contingent provisions...........                --               --            --          --                    --
                                   ---------------------- -------------- ------------- --------- --------------------------
 Total............................      $        151         $     94       $    --     $    25       $            64
                                   ====================== ============== ============= ========= ==========================

--------

(1)After taking into consideration the existence of netting agreements.

(2)Included in fixed maturity securities in the consolidated balance sheets. Subject to certain constraints, the counterparties are permitted by contract to sell or repledge this collateral.

(3)Included in premiums, reinsurance and other receivables in the consolidated balance sheets.

  The Company also has exchange-traded futures, which require the pledging of collateral. At both December 31, 2012 and 2011, the Company did not pledge any securities collateral for exchange-traded futures. At December 31, 2012 and 2011, the Company provided cash collateral for exchange-traded futures of $35 million and $37 million, respectively, which is included in premiums, reinsurance and other receivables.

Embedded Derivatives

  The Company issues certain products or purchases certain investments that contain embedded derivatives that are required to be separated from their host contracts and accounted for as freestanding derivatives. These host contracts principally include: variable annuities with guaranteed minimum benefits, including GMWBs, GMABs

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

and certain GMIBs; affiliated ceded reinsurance of guaranteed minimum benefits related to GMWBs, GMABs and certain GMIBs; funds withheld on ceded reinsurance and affiliated funds withheld on ceded reinsurance; funding agreements with equity or bond indexed crediting rates; and certain debt and equity securities.

  The following table presents the estimated fair value and balance sheet location of the Company's embedded derivatives that have been separated from their host contracts at:

                                                                                             December 31,
                                                                                           -----------------
                                                              Balance Sheet Location         2012     2011
                                                          -------------------------------- -------- --------
                                                                                             (In millions)
Net embedded derivatives within asset host contracts:
  Ceded guaranteed minimum benefits...................... Premiums, reinsurance and other receivables..................... $  1,362 $  1,163
  Options embedded in debt or equity
   securities............................................ Investments.....................     (55)     (15)
                                                                                           -------- --------
   Net embedded derivatives within
     asset host contracts................................                                  $  1,307 $  1,148
                                                                                           ======== ========
Net embedded derivatives within liability host contracts:
  Direct guaranteed minimum benefits..................... PABs............................ $   (92) $    307
  Funds withheld on ceded reinsurance.................... Other liabilities...............    1,563    1,646
  Other.................................................. PABs............................       16       17
                                                                                           -------- --------
   Net embedded derivatives within
     liability host contracts............................                                  $  1,487 $  1,970
                                                                                           ======== ========

  The following table presents changes in estimated fair value related to embedded derivatives:

                                                Years Ended December 31,
                                                ------------------------
                                                 2012    2011     2010
                                                ------ -------- --------
                                                     (In millions)
        Net derivative gains (losses) (1), (2). $  598 $  (462) $  (619)

--------

(1)The valuation of direct guaranteed minimum benefits includes a nonperformance risk adjustment. The amounts included in net derivative gains (losses) in connection with this adjustment were ($71) million, $88 million and ($43) million for the years ended December 31, 2012, 2011 and 2010, respectively. In addition, the valuation of ceded guaranteed minimum benefits includes a nonperformance risk adjustment. The amounts included in net derivative gains (losses) in connection with this adjustment were $122 million, ($219) million and $82 million for the years ended December 31, 2012, 2011 and 2010, respectively.

(2)See Note 6 for discussion of affiliated net derivative gains (losses) included in the table above.

10. Fair Value

  When developing estimated fair values, the Company considers three broad valuation techniques: (i) the market approach, (ii) the income approach, and
(iii) the cost approach. The Company determines the most appropriate valuation technique to use, given what is being measured and the availability of sufficient inputs,

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

giving priority to observable inputs. The Company categorizes its assets and liabilities measured at estimated fair value into a three-level hierarchy, based on the significant input with the lowest level in its valuation. The input levels are as follows:

                      Level 1  Unadjusted quoted prices in active
                               markets for identical assets or
                               liabilities. The Company defines
                               active markets based on average
                               trading volume for equity securities.
                               The size of the bid/ask spread is
                               used as an indicator of market
                               activity for fixed maturity
                               securities.

                      Level 2 Quoted prices in markets that are not active or inputs that are observable either directly or indirectly. These inputs can include quoted prices for similar assets or liabilities other than quoted prices in Level 1, quoted prices in markets that are not active, or other significant inputs that are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

                      Level 3  Unobservable inputs that are
                               supported by little or no market
                               activity and are significant to the
                               determination of estimated fair value
                               of the assets or liabilities.
                               Unobservable inputs reflect the
                               reporting entity's own assumptions
                               about the assumptions that market
                               participants would use in pricing the
                               asset or liability.

  Financial markets are susceptible to severe events evidenced by rapid depreciation in asset values accompanied by a reduction in asset liquidity. The Company's ability to sell securities, or the price ultimately realized for these securities, depends upon the demand and liquidity in the market and increases the use of judgment in determining the estimated fair value of certain securities.

  Considerable judgment is often required in interpreting market data to develop estimates of fair value, and the use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


Recurring Fair Value Measurements

  The assets and liabilities measured at estimated fair value on a recurring basis, including those items for which the Company has elected the FVO, were determined as described below. These estimated fair values and their corresponding placement in the fair value hierarchy are summarized as follows:

                                                                           December 31, 2012
                                                              --------------------------------------------
                                                                  Fair Value Hierarchy
                                                              ----------------------------
                                                                                           Total Estimated
                                                               Level 1   Level 2  Level 3    Fair Value
                                                              --------- --------- -------- ---------------
                                                                          (In millions)
Assets:
Fixed maturity securities:
  U.S. corporate............................................. $      -- $  61,540 $  5,460   $      67,000
  U.S. Treasury and agency...................................    17,653    14,927       71          32,651
  Foreign corporate..........................................        --    27,180    3,054          30,234
  RMBS.......................................................        --    23,323    1,702          25,025
  CMBS.......................................................        --     9,384      402           9,786
  ABS........................................................        --     6,202    1,923           8,125
  State and political subdivision............................        --     6,720       --           6,720
  Foreign government.........................................        --     3,853      282           4,135
                                                              --------- --------- -------- ---------------
    Total fixed maturity securities..........................    17,653   153,129   12,894         183,676
                                                              --------- --------- -------- ---------------
Equity securities:
  Common stock...............................................       189       792       60           1,041
  Non-redeemable preferred stock.............................        --       177      281             458
                                                              --------- --------- -------- ---------------
    Total equity securities..................................       189       969      341           1,499
                                                              --------- --------- -------- ---------------
Trading and FVO securities:
  Actively Traded Securities.................................         7       646        6             659
  FVO general account securities.............................        --        26       26              52
  FVO securities held by CSEs................................        --        41       --              41
                                                              --------- --------- -------- ---------------
    Total trading and FVO securities.........................         7       713       32             752
                                                              --------- --------- -------- ---------------
Short-term investments (1)...................................     2,565     3,936      252           6,753
Derivative assets: (2)
  Interest rate..............................................        --     5,613       58           5,671
  Foreign currency exchange rate.............................        --       646       38             684
  Credit.....................................................        --        29       33              62
  Equity market..............................................        --         1       --               1
                                                              --------- --------- -------- ---------------
    Total derivative assets..................................        --     6,289      129           6,418
                                                              --------- --------- -------- ---------------
Net embedded derivatives within asset host contracts (3).....        --        --    1,362           1,362
Separate account assets (4)..................................    24,237    95,794      940         120,971
                                                              --------- --------- -------- ---------------
     Total assets............................................ $  44,651 $ 260,830 $ 15,950   $     321,431
                                                              ========= ========= ======== ===============
Liabilities:
Derivative liabilities: (2)
  Interest rate.............................................. $      10 $   1,428 $     --   $       1,438
  Foreign currency exchange rate.............................        --       874        1             875
  Credit.....................................................        --        19       --              19
  Equity market..............................................        --        --       --              --
                                                              --------- --------- -------- ---------------
    Total derivative liabilities.............................        10     2,321        1           2,332
                                                              --------- --------- -------- ---------------
Net embedded derivatives within liability host contracts (3).        --        16    1,471           1,487
Long-term debt of CSEs.......................................        --        --       44              44
Trading liabilities (5)......................................       163        --       --             163
                                                              --------- --------- -------- ---------------
     Total liabilities....................................... $     173 $   2,337 $  1,516   $       4,026
                                                              ========= ========= ======== ===============

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

                                                                             December 31, 2011
                                                              ------------------------------------------------
                                                                    Fair Value Hierarchy
                                                              --------------------------------
                                                                                               Total Estimated
                                                               Level 1    Level 2    Level 3     Fair Value
                                                              ---------- ---------- ---------- ---------------
                                                                             (In millions)
Assets:
Fixed maturity securities:
  U.S. corporate............................................. $       -- $   56,777 $    4,919   $   61,696
  U.S. Treasury and agency...................................     11,450     14,369         25       25,844
  Foreign corporate..........................................         --     26,888      2,258       29,146
  RMBS.......................................................         --     25,028        691       25,719
  CMBS.......................................................         --      8,886        219        9,105
  ABS........................................................         --      5,440      1,146        6,586
  State and political subdivision............................         --      6,182         --        6,182
  Foreign government.........................................         --      3,609        291        3,900
                                                              ---------- ---------- ---------- ---------------
    Total fixed maturity securities..........................     11,450    147,179      9,549      168,178
                                                              ---------- ---------- ---------- ---------------
Equity securities:
  Common stock...............................................         79        673        104          856
  Non-redeemable preferred stock.............................         --        129        293          422
                                                              ---------- ---------- ---------- ---------------
    Total equity securities..................................         79        802        397        1,278
                                                              ---------- ---------- ---------- ---------------
Trading and FVO securities:
  Actively Traded Securities.................................         --        473         --          473
  FVO general account securities.............................         --         93         14          107
  FVO securities held by CSEs................................         --        117         --          117
                                                              ---------- ---------- ---------- ---------------
    Total trading and FVO securities.........................         --        683         14          697
                                                              ---------- ---------- ---------- ---------------
Short-term investments (1)...................................      1,641      4,364        134        6,139
Derivative assets: (2)
  Interest rate..............................................          6      5,807         81        5,894
  Foreign currency exchange rate.............................         --        892         56          948
  Credit.....................................................         --         71         23           94
  Equity market..............................................         --         --         --           --
                                                              ---------- ---------- ---------- ---------------
    Total derivative assets..................................          6      6,770        160        6,936
                                                              ---------- ---------- ---------- ---------------
Net embedded derivatives within asset host contracts (3).....         --         --      1,163        1,163
Separate account assets (4)..................................     22,445     83,151      1,082      106,678
                                                              ---------- ---------- ---------- ---------------
     Total assets............................................ $   35,621 $  242,949 $   12,499   $  291,069
                                                              ========== ========== ========== ===============
Liabilities:
Derivative liabilities: (2)
  Interest rate.............................................. $        2 $      966 $       14   $      982
  Foreign currency exchange rate.............................         --        649         --          649
  Credit.....................................................         --         59         22           81
  Equity market..............................................         --         --         --           --
                                                              ---------- ---------- ---------- ---------------
    Total derivative liabilities.............................          2      1,674         36        1,712
                                                              ---------- ---------- ---------- ---------------
Net embedded derivatives within liability host contracts (3).         --         17      1,953        1,970
Long-term debt of CSEs.......................................         --         --        116          116
Trading liabilities (5)......................................        124          3         --          127
                                                              ---------- ---------- ---------- ---------------
     Total liabilities....................................... $      126 $    1,694 $    2,105   $    3,925
                                                              ========== ========== ========== ===============

--------

(1)Short-term investments as presented in the tables above differ from the amounts presented in the consolidated balance sheets because certain short-term investments are not measured at estimated fair value on a recurring basis.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


(2)Derivative assets are presented within other invested assets in the consolidated balance sheets and derivative liabilities are presented within other liabilities in the consolidated balance sheets. The amounts are presented gross in the tables above to reflect the presentation in the consolidated balance sheets, but are presented net for purposes of the rollforward in the Fair Value Measurements Using Significant Unobservable Inputs (Level 3) tables.

(3)Net embedded derivatives within asset host contracts are presented within premiums, reinsurance and other receivables in the consolidated balance sheets. Net embedded derivatives within liability host contracts are presented within PABs and other liabilities in the consolidated balance sheets. At December 31, 2012, fixed maturity securities and equity securities included embedded derivatives of $0 and ($55) million, respectively. At December 31, 2011, fixed maturity securities and equity securities included embedded derivatives of less than $1 million and ($15) million, respectively.

(4)Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders whose liability is reflected within separate account liabilities. Separate account liabilities are set equal to the estimated fair value of separate account assets.

(5)Trading liabilities are presented within other liabilities in the consolidated balance sheets.

  The following describes the valuation methodologies used to measure assets and liabilities at fair value. The description includes the valuation techniques and key inputs for each category of assets or liabilities that are classified within Level 2 and Level 3 of the fair value hierarchy.

Investments

  Valuation Controls and Procedures

    On behalf of the Company and MetLife, Inc.'s Chief Investment Officer and Chief Financial Officer, a pricing and valuation committee that is independent of the trading and investing functions and comprised of senior management provides oversight of control systems and valuation policies for securities, mortgage loans and derivatives. On a monthly basis, this committee reviews and approves new transaction types and markets, ensures that observable market prices and market-based parameters are used for valuation, wherever possible, and determines that judgmental valuation adjustments, when applied, are based upon established policies and are applied consistently over time. This committee also provides oversight of the selection of independent third party pricing providers and the controls and procedures to evaluate third party pricing. Periodically, the Chief Accounting Officer reports to the Audit Committee of MetLife, Inc.'s Board of Directors regarding compliance with fair value accounting standards.

    The Company reviews its valuation methodologies on an ongoing basis and revises those methodologies when necessary based on changing market conditions. Assurance is gained on the overall reasonableness and consistent application of input assumptions, valuation methodologies and compliance with fair value accounting standards through controls designed to ensure valuations represent an exit price. Several controls are utilized, including certain monthly controls, which include, but are not limited to, analysis of portfolio returns to corresponding benchmark returns, comparing a sample of executed prices of securities sold to the fair value estimates, comparing fair value estimates to management's knowledge of the current market, reviewing the bid/ask spreads to assess activity, comparing prices from multiple independent pricing services and ongoing due diligence to confirm that independent pricing services use market-based parameters. The process includes a determination of the observability of inputs used in estimated fair values received from

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

  independent pricing services or brokers by assessing whether these inputs can be corroborated by observable market data. The Company ensures that prices received from independent brokers, also referred to herein as "consensus pricing," represent a reasonable estimate of fair value by reviewing such pricing with the Company's knowledge of the current market dynamics and current pricing for similar financial instruments. While independent non-binding broker quotations are utilized, they are not used for a significant portion of the portfolio. For example, fixed maturity securities priced using independent non-binding broker quotations represent 0.5% of the total estimated fair value of fixed maturity securities and 7% of the total estimated fair value of Level 3 fixed maturity securities.

    The Company also applies a formal process to challenge any prices received from independent pricing services that are not considered representative of estimated fair value. If prices received from independent pricing services are not considered reflective of market activity or representative of estimated fair value, independent non-binding broker quotations are obtained, or an internally developed valuation is prepared. Internally developed valuations of current estimated fair value, which reflect internal estimates of liquidity and nonperformance risks, compared with pricing received from the independent pricing services, did not produce material differences in the estimated fair values for the majority of the portfolio; accordingly, overrides were not material. This is, in part, because internal estimates of liquidity and nonperformance risks are generally based on available market evidence and estimates used by other market participants. In the absence of such market-based evidence, management's best estimate is used.

Securities, Short-term Investments, Long-term Debt of CSEs and Trading
Liabilities

  When available, the estimated fair value of these investments is based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company's securities holdings and valuation of these securities does not involve management's judgment.

  When quoted prices in active markets are not available, the determination of estimated fair value is based on market standard valuation methodologies, giving priority to observable inputs. The significant inputs to the market standard valuation methodologies for certain types of securities with reasonable levels of price transparency are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. When observable inputs are not available, the market standard valuation methodologies rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. These unobservable inputs can be based in large part on management's judgment or estimation and cannot be supported by reference to market activity. Even though these inputs are unobservable, management believes they are consistent with what other market participants would use when pricing such securities and are considered appropriate given the circumstances.

  The estimated fair value of FVO securities held by CSEs, long-term debt of CSEs and trading liabilities is determined on a basis consistent with the methodologies described herein for securities. The Company consolidates certain securitization entities that hold securities that have been accounted for under the FVO and classified within trading and FVO securities.

  Level 2 Valuation Techniques and Key Inputs

    This level includes fixed maturity securities and equity securities priced principally by independent pricing services using observable inputs. Trading and FVO securities and short-term investments within this level are of a similar nature and class to the Level 2 fixed maturity securities and equity securities.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  U.S. corporate and foreign corporate securities

    These securities are principally valued using the market and income approaches. Valuations are based primarily on quoted prices in markets that are not active, or using matrix pricing or other similar techniques that use standard market observable inputs such as benchmark yields, spreads off benchmark yields, new issuances, issuer rating, duration, and trades of identical or comparable securities. Investment grade privately placed securities are valued using discounted cash flow methodologies using standard market observable inputs, and inputs derived from, or corroborated by, market observable data including market yield curve, duration, call provisions, observable prices and spreads for similar publicly traded or privately traded issues that incorporate the credit quality and industry sector of the issuer. This level also includes certain below investment grade privately placed fixed maturity securities priced by independent pricing services that use observable inputs.

  U.S. Treasury and agency securities

    These securities are principally valued using the market approach. Valuation is based primarily on quoted prices in markets that are not active or using matrix pricing or other similar techniques using standard market observable inputs such as benchmark U.S. Treasury yield curve, the spread off the U.S. Treasury yield curve for the identical security and comparable securities that are actively traded.

  Structured securities comprised of RMBS, CMBS and ABS

    These securities are principally valued using the market and income approaches. Valuation is based primarily on matrix pricing, discounted cash flow methodologies or other similar techniques using standard market inputs including spreads for actively traded securities, spreads off benchmark yields, expected prepayment speeds and volumes, current and forecasted loss severity, rating, weighted average coupon, weighted average maturity, average delinquency rates, geographic region, debt-service coverage ratios and issuance-specific information, including, but not limited to: collateral type, payment terms of the underlying assets, payment priority within the tranche, structure of the security, deal performance and vintage of loans.

  State and political subdivision and foreign government securities

    These securities are principally valued using the market approach. Valuation is based primarily on matrix pricing or other similar techniques using standard market observable inputs including benchmark U.S. Treasury yield or other yields, issuer ratings, broker-dealer quotes, issuer spreads and reported trades of similar securities, including those within the same sub-sector or with a similar maturity or credit rating.

  Common and non-redeemable preferred stock

    These securities are principally valued using the market approach where market quotes are available but are not considered actively traded. Valuation is based principally on observable inputs including quoted prices in markets that are not considered active.

Level 3 Valuation Techniques and Key Inputs:

  In general, fixed maturity securities and equity securities classified within Level 3 use many of the same valuation techniques and inputs as described in the Level 2 Valuation Techniques and Key Inputs. However, if

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

key inputs are unobservable, or if the investments are less liquid and there is very limited trading activity, the investments are generally classified as Level 3. The use of independent non-binding broker quotations to value investments generally indicates there is a lack of liquidity or a lack of transparency in the process to develop the valuation estimates, generally causing these investments to be classified in Level 3.

  Trading and FVO securities and short-term investments within this level are of a similar nature and class to the Level 3 securities described below; accordingly, the valuation techniques and significant market standard observable inputs used in their valuation are also similar to those described below.

  U.S. corporate and foreign corporate securities

    These securities, including financial services industry hybrid securities classified within fixed maturity securities, are principally valued using the market approach. Valuations are based primarily on matrix pricing or other similar techniques that utilize unobservable inputs or inputs that cannot be derived principally from, or corroborated by, observable market data, including illiquidity premium, delta spread adjustments or spreads over below investment grade curves to reflect industry trends or specific credit-related issues; and inputs including quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2. Certain valuations are based on independent non-binding broker quotations.

  Structured securities comprised of RMBS, CMBS and ABS

    These securities are principally valued using the market and income approaches. Valuation is based primarily on matrix pricing, discounted cash flow methodologies or other similar techniques that utilize inputs that are unobservable or cannot be derived principally from, or corroborated by, observable market data, including spreads over below investment grade curves to reflect industry trends on specific credit-related issues. Below investment grade securities, alternative residential mortgage loan RMBS and sub-prime RMBS included in this level are valued based on inputs including quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2. Certain of these valuations are based on independent non-binding broker quotations.

  Foreign government securities

    These securities are principally valued using the market approach. Valuation is based primarily on independent non-binding broker quotations and inputs including quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2.

  Common and non-redeemable preferred stock

    These securities, including privately held securities and financial services industry hybrid securities classified within equity securities, are principally valued using the market and income approaches. Valuations are based primarily on matrix pricing, discounted cash flow methodologies or other similar techniques using inputs such as comparable credit rating and issuance structure. Certain of these securities are valued based on inputs including quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2 and independent non-binding broker quotations.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


Separate Account Assets

  Separate account assets are carried at estimated fair value and reported as a summarized total on the consolidated balance sheets. The estimated fair value of separate account assets is based on the estimated fair value of the underlying assets. Assets within the Company's separate accounts include: mutual funds, fixed maturity securities, equity securities, derivatives, hedge funds, other limited partnership interests, short-term investments and cash and cash equivalents.

  Level 2 Valuation Techniques and Key Inputs:

    These assets are comprised of investments that are similar in nature to the instruments described under "--Securities, Short-term Investments, Long-term Debt of CSEs and Trading Liabilities" and "-- Derivatives -- Freestanding Derivatives." Also included are certain mutual funds and hedge funds without readily determinable fair values as prices are not published publicly. Valuation of the mutual funds and hedge funds is based upon quoted prices or reported NAVs provided by the fund managers.

  Level 3 Valuation Techniques and Key Inputs:

    These assets are comprised of investments that are similar in nature to the instruments described under "--Securities, Short-term Investments, Long-term Debt of CSEs and Trading Liabilities" and "-- Derivatives -- Freestanding Derivatives." Separate account assets within this level also include other limited partnership interests. Other limited partnership interests are valued giving consideration to the value of the underlying holdings of the partnerships and by applying a premium or discount, if appropriate, for factors such as liquidity, bid/ask spreads, the performance record of the fund manager or other relevant variables which may impact the exit value of the particular partnership interest.

Derivatives

    The estimated fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives, or through the use of pricing models for OTC derivatives. The determination of estimated fair value, when quoted market values are not available, is based on market standard valuation methodologies and inputs that management believes are consistent with what other market participants would use when pricing such instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk, nonperformance risk, volatility, liquidity and changes in estimates and assumptions used in the pricing models. The valuation controls and procedures for derivatives are described in "-- Investments."

    The significant inputs to the pricing models for most OTC derivatives are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. Significant inputs that are observable generally include: interest rates, foreign currency exchange rates, interest rate curves, credit curves and volatility. However, certain OTC derivatives may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant inputs that are unobservable generally include references to emerging market currencies and inputs that are outside the observable portion of the interest rate curve, credit curve, volatility or other relevant market measure. These unobservable inputs may involve significant management judgment or estimation. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and management believes they are consistent with what other market participants would use when pricing such instruments.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all OTC derivatives, and any potential credit adjustment is based on the net exposure by counterparty after taking into account the effects of netting agreements and collateral arrangements. The Company values its derivatives using the standard swap curve which includes a spread to the risk free rate. This credit spread is appropriate for those parties that execute trades at pricing levels consistent with the standard swap curve. As the Company and its significant derivative counterparties consistently execute trades at such pricing levels, additional credit risk adjustments are not currently required in the valuation process. The Company's ability to consistently execute at such pricing levels is in part due to the netting agreements and collateral arrangements that are in place with all of its significant derivative counterparties. An evaluation of the requirement to make additional credit risk adjustments is performed by the Company each reporting period.

  Most inputs for OTC derivatives are mid-market inputs but, in certain cases, bid level inputs are used when they are deemed more representative of exit value. Market liquidity, as well as the use of different methodologies, assumptions and inputs, may have a material effect on the estimated fair values of the Company's derivatives and could materially affect net income.

  Freestanding Derivatives

    Level 2 Valuation Techniques and Key Inputs:

     This level includes all types of derivatives utilized by the Company with the exception of exchange-traded derivatives included within Level 1 and those derivatives with unobservable inputs as described in Level 3. These derivatives are principally valued using the income approach.

     Interest rate

       Non-option-based. -- Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve and London Interbank Offered Rate ("LIBOR") basis curves.

       Option-based. -- Valuations are based on option pricing models, which utilize significant inputs that may include the swap yield curve, LIBOR basis curves and interest rate volatility.

     Foreign currency exchange rate

       Non-option-based. -- Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve, LIBOR basis curves, currency spot rates and cross currency basis curves.

     Credit

       Non-option-based. -- Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve, credit curves and recovery rates.

     Equity market

       Option-based. -- Valuations are based on option pricing models, which utilize significant inputs that may include the swap yield curve, spot equity index levels, dividend yield curves and equity volatility.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


    Level 3 Valuation Techniques and Key Inputs:

     These derivatives are principally valued using the income approach. Valuations of non-option-based derivatives utilize present value techniques, whereas valuations of option-based derivatives utilize option pricing models. These valuation methodologies generally use the same inputs as described in the corresponding sections above for Level 2 measurements of derivatives. However, these derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data.

     Interest rate

       Non-option-based. -- Significant unobservable inputs may include the extrapolation beyond observable limits of the swap yield curve and LIBOR basis curves.

     Foreign currency exchange rate

       Non-option-based. -- Significant unobservable inputs may include the extrapolation beyond observable limits of the swap yield curve, LIBOR basis curves, cross currency basis curves and currency correlation.

     Credit

       Non-option-based. -- Significant unobservable inputs may include credit spreads, repurchase rates and the extrapolation beyond observable limits of the swap yield curve and credit curves. Certain of these derivatives are valued based on independent non-binding broker quotations.

 Embedded Derivatives

  Embedded derivatives principally include certain direct variable annuity guarantees, certain affiliated ceded reinsurance agreements related to such variable annuity guarantees, equity or bond indexed crediting rates within certain funding agreements and those related to ceded funds withheld on reinsurance. Embedded derivatives are recorded at estimated fair value with changes in estimated fair value reported in net income.

  The Company issues certain variable annuity products with guaranteed minimum benefits. GMWBs, GMABs and certain GMIBs are embedded derivatives, which are measured at estimated fair value separately from the host variable annuity contract, with changes in estimated fair value reported in net derivative gains (losses). These embedded derivatives are classified within PABs in the consolidated balance sheets.

  The fair value of these embedded derivatives, estimated as the present value of projected future benefits minus the present value of projected future fees using actuarial and capital market assumptions including expectations concerning policyholder behavior, is calculated by the Company's actuarial department. The calculation is based on in-force business, and is performed using standard actuarial valuation software which projects future cash flows from the embedded derivative over multiple risk neutral stochastic scenarios using observable risk free rates.

  Capital market assumptions, such as risk free rates and implied volatilities, are based on market prices for publicly traded instruments to the extent that prices for such instruments are observable. Implied volatilities beyond the observable period are extrapolated based on observable implied volatilities and historical volatilities. Actuarial assumptions, including mortality, lapse, withdrawal and utilization, are unobservable and are reviewed at least annually based on actuarial studies of historical experience.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  The valuation of these guarantee liabilities includes nonperformance risk adjustments and adjustments for a risk margin related to non-capital market inputs. The nonperformance adjustment is determined by taking into consideration publicly available information relating to spreads in the secondary market for MetLife, Inc.'s debt, including related credit default swaps. These observable spreads are then adjusted, as necessary, to reflect the priority of these liabilities and the claims paying ability of the issuing insurance subsidiaries compared to MetLife, Inc.

  Risk margins are established to capture the non-capital market risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, premium persistency, partial withdrawal and surrenders. The establishment of risk margins requires the use of significant management judgment, including assumptions of the amount and cost of capital needed to cover the guarantees. These guarantees may be more costly than expected in volatile or declining equity markets. Market conditions including, but not limited to, changes in interest rates, equity indices, market volatility and foreign currency exchange rates; changes in nonperformance risk; and variations in actuarial assumptions regarding policyholder behavior, mortality and risk margins related to non-capital market inputs, may result in significant fluctuations in the estimated fair value of the guarantees that could materially affect net income.

  The Company ceded the risk associated with certain of the GMIBs, GMABs and GMWBs previously described. In addition to ceding risks associated with guarantees that are accounted for as embedded derivatives, the Company also ceded directly written GMIBs that are accounted for as insurance (i.e., not as embedded derivatives) but where the reinsurance agreement contains an embedded derivative. These embedded derivatives are included within premiums, reinsurance and other receivables in the consolidated balance sheets with changes in estimated fair value reported in net derivative gains (losses). The value of the embedded derivatives on the ceded risk is determined using a methodology consistent with that described previously for the guarantees directly written by the Company with the exception of the input for nonperformance risk that reflects the credit of the reinsurer.

  The estimated fair value of the embedded derivatives within funds withheld related to certain ceded reinsurance is determined based on the change in estimated fair value of the underlying assets held by the Company in a reference portfolio backing the funds withheld liability. The estimated fair value of the underlying assets is determined as previously described in "-- Investments -- Securities, Short-term Investments, Long-term Debt of CSEs and Trading Liabilities." The estimated fair value of these embedded derivatives is included, along with their funds withheld hosts, in other liabilities in the consolidated balance sheets with changes in estimated fair value recorded in net derivative gains (losses). Changes in the credit spreads on the underlying assets, interest rates and market volatility may result in significant fluctuations in the estimated fair value of these embedded derivatives that could materially affect net income.

  The estimated fair value of the embedded equity and bond indexed derivatives contained in certain funding agreements is determined using market standard swap valuation models and observable market inputs, including a nonperformance risk adjustment. The estimated fair value of these embedded derivatives are included, along with their funding agreements host, within PABs with changes in estimated fair value recorded in net derivative gains (losses). Changes in equity and bond indices, interest rates and the Company's credit standing may result in significant fluctuations in the estimated fair value of these embedded derivatives that could materially affect net income.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  Embedded Derivatives Within Asset and Liability Host Contracts

    Level 3 Valuation Techniques and Key Inputs:

     Direct Guaranteed Minimum Benefits

       These embedded derivatives are principally valued using the income approach. Valuations are based on option pricing techniques, which utilize significant inputs that may include swap yield curve, currency exchange rates and implied volatilities. These embedded derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant unobservable inputs generally include: the extrapolation beyond observable limits of the swap yield curve and implied volatilities, actuarial assumptions for policyholder behavior and mortality and the potential variability in policyholder behavior and mortality, nonperformance risk and cost of capital for purposes of calculating the risk margin.

     Reinsurance Ceded on Certain Guaranteed Minimum Benefits

       These embedded derivatives are principally valued using the income approach. The valuation techniques and significant market standard unobservable inputs used in their valuation are similar to those described above in "-- Direct Guaranteed Minimum Benefits" and also include counterparty credit spreads.

     Embedded Derivatives Within Funds Withheld Related to Certain Ceded Reinsurance

       These embedded derivatives are principally valued using the income approach. The valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve and the fair value of assets within the reference portfolio. These embedded derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant unobservable inputs generally include the fair value of certain assets within the reference portfolio which are not observable in the market and cannot be derived principally from, or corroborated by, observable market data.

Transfers between Levels

    Overall, transfers between levels occur when there are changes in the observability of inputs and market activity. Transfers into or out of any level are assumed to occur at the beginning of the period.

  Transfers between Levels 1 and 2:

    During 2012, there were no transfers between Levels 1 and 2 for assets and liabilities measured at estimated fair value and still held at December 31, 2012. During 2011, transfers between Levels 1 and 2 were not significant for assets and liabilities measured at estimated fair value and still held at December 31, 2011.

  Transfers into or out of Level 3:

    Transfers into or out of Level 3 are presented in the tables which follow. Assets and liabilities are transferred into Level 3 when a significant input cannot be corroborated with market observable data. This

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

  occurs when market activity decreases significantly and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred out of Level 3 when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity, a specific event, or one or more significant input(s) becoming observable.

    Transfers into Level 3 for fixed maturity securities and separate account assets were due primarily to a lack of trading activity, decreased liquidity and credit ratings downgrades (e.g., from investment grade to below investment grade) which have resulted in decreased transparency of valuations and an increased use of independent non-binding broker quotations and unobservable inputs, such as illiquidity premiums, delta spread adjustments, or spreads from below investment grade curves.

    Transfers out of Level 3 for fixed maturity securities and separate account assets resulted primarily from increased transparency of both new issuances that, subsequent to issuance and establishment of trading activity, became priced by independent pricing services and existing issuances that, over time, the Company was able to obtain pricing from, or corroborate pricing received from, independent pricing services with observable inputs or increases in market activity and upgraded credit ratings.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


 Assets and Liabilities Measured at Fair Value Using Significant Unobservable Inputs (Level 3)

  The following table presents certain quantitative information about the significant unobservable inputs used in the fair value measurement for the more significant asset and liability classes measured at fair value on a recurring basis using significant unobservable inputs (Level 3) at December 31, 2012.


                                            Valuation Techniques        Significant Unobservable Inputs        Range
                                       --------------------------------------------------------------------------------------
Fixed maturity securities:

 U.S. corporate and foreign corporate  Matrix pricing                   Delta spread adjustments (1)         (50) -     500
                                                                        Illiquidity premium (1)               30  -      30
                                                                        Spreads from below investment
                                                                          grade curves (1)                  (144) -     779
                                                                        Offered quotes (2)                    --  -     178
                                       Market pricing                   Quoted prices (2)                 (1,416) -     830
                                       Consensus pricing                Offered quotes (2)                    35  -     105
                                       --------------------------------------------------------------------------------------

 RMBS                                  Matrix pricing and discounted    Spreads from below investment
                                         cash flow                        grade curves (1)                     9  -   2,980
                                       Market pricing                   Quoted prices (2)                     13  -     100
                                       Consensus pricing                Offered quotes (2)                    28  -     100
                                       --------------------------------------------------------------------------------------

 CMBS                                  Matrix pricing and discounted    Spreads from below investment
                                         cash flow                        grade curves (1)                    35  -   4,750
                                       Market pricing                   Quoted prices (2)                    100  -     104
                                       --------------------------------------------------------------------------------------

 ABS                                   Matrix pricing and discounted    Spreads from below investment
                                         cash flow                        grade curves (1)                    --  -   1,829
                                       Market pricing                   Quoted prices (2)                     40  -     102
                                       Consensus pricing                Offered quotes (2)                    --  -     111
                                       --------------------------------------------------------------------------------------

 Foreign government                    Matrix pricing and discounted    Spreads from below investment
                                         cash flow                        grade curves (1)                   111  -     111
                                       Market pricing                   Quoted prices (2)                     77  -     101
                                       Consensus pricing                Offered quotes (2)                    82  -     158
                                       --------------------------------------------------------------------------------------

Derivatives:
 Interest rate                         Present value techniques         Swap yield (1)                       186  -     332
                                       --------------------------------------------------------------------------------------

 Foreign currency exchange rate        Present value techniques         Swap yield (1)                       647  -     795
                                                                        Currency correlation                  43% -      57%
                                       --------------------------------------------------------------------------------------

 Credit                                Present value techniques         Credit spreads (1)                   100  -     100
                                       Consensus pricing                Offered quotes (3)
                                       --------------------------------------------------------------------------------------
Embedded derivatives:
 Direct and ceded guaranteed minimum   Option pricing techniques        Mortality rates:
 benefits                                                                   Ages 0 - 40                        0% -    0.10%
                                                                            Ages 41 - 60                    0.05% -    0.64%
                                                                            Ages 61 - 115                   0.32% -     100%
                                                                        Lapse rates:
                                                                            Durations 1 - 10                0.50% -     100%
                                                                            Durations 11 - 20                  3% -     100%
                                                                            Durations 21 - 116                 3% -     100%
                                                                        Utilization rates (4)                 20% -      50%
                                                                        Withdrawal rates                    0.07% -      10%
                                                                        Long-term equity volatilities      17.40% -      25%
                                                                        Nonperformance risk spread          0.10% -    0.67%
                                       --------------------------------------------------------------------------------------

                                                                                                          Weighted
                                            Valuation Techniques        Significant Unobservable Inputs   Average
                                       ---------------------------------------------------------------------------
Fixed maturity securities:

 U.S. corporate and foreign corporate  Matrix pricing                   Delta spread adjustments (1)         84
                                                                        Illiquidity premium (1)
                                                                        Spreads from below investment
                                                                          grade curves (1)                  205
                                                                        Offered quotes (2)
                                       Market pricing                   Quoted prices (2)                   138
                                       Consensus pricing                Offered quotes (2)
                                       ---------------------------------------------------------------------------

 RMBS                                  Matrix pricing and discounted    Spreads from below investment
                                         cash flow                        grade curves (1)                  541
                                       Market pricing                   Quoted prices (2)                    99
                                       Consensus pricing                Offered quotes (2)
                                       ---------------------------------------------------------------------------

 CMBS                                  Matrix pricing and discounted    Spreads from below investment
                                         cash flow                        grade curves (1)                  486
                                       Market pricing                   Quoted prices (2)                   102
                                       ---------------------------------------------------------------------------

 ABS                                   Matrix pricing and discounted    Spreads from below investment
                                         cash flow                        grade curves (1)                  105
                                       Market pricing                   Quoted prices (2)                    99
                                       Consensus pricing                Offered quotes (2)
                                       ---------------------------------------------------------------------------

 Foreign government                    Matrix pricing and discounted    Spreads from below investment
                                         cash flow                        grade curves (1)                  111
                                       Market pricing                   Quoted prices (2)                    87
                                       Consensus pricing                Offered quotes (2)
                                       ---------------------------------------------------------------------------

Derivatives:
 Interest rate                         Present value techniques         Swap yield (1)
                                       ---------------------------------------------------------------------------

 Foreign currency exchange rate        Present value techniques         Swap yield (1)
                                                                        Currency correlation
                                       ---------------------------------------------------------------------------

 Credit                                Present value techniques         Credit spreads (1)
                                       Consensus pricing                Offered quotes (3)
                                       ---------------------------------------------------------------------------
Embedded derivatives:
 Direct and ceded guaranteed minimum   Option pricing techniques        Mortality rates:
 benefits                                                                   Ages 0 - 40
                                                                            Ages 41 - 60
                                                                            Ages 61 - 115
                                                                        Lapse rates:
                                                                            Durations 1 - 10
                                                                            Durations 11 - 20
                                                                            Durations 21 - 116
                                                                        Utilization rates (4)
                                                                        Withdrawal rates
                                                                        Long-term equity volatilities
                                                                        Nonperformance risk spread
                                       ---------------------------------------------------------------------------

(1)For this unobservable input, range and weighted average are presented in basis points.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


(2)For this unobservable input, range and weighted average are presented in accordance with the market convention for fixed maturity securities of dollars per hundred dollars of par.

(3)At December 31, 2012, independent non-binding broker quotations were used in the determination of less than 1% of the total net derivative estimated fair value.

(4)This range is attributable to certain GMIBs and lifetime withdrawal benefits.

  The following is a summary of the valuation techniques and significant unobservable inputs used in the fair value measurement for other assets and liabilities classified within Level 3. These assets and liabilities are subject to the controls described under "-- Investments - Valuation Controls and Procedures." Generally, all other classes of securities including those within separate account assets and embedded derivatives within funds withheld related to certain ceded reinsurance use the same valuation techniques and significant unobservable inputs as previously described for Level 3 fixed maturity securities. This includes matrix pricing and discounted cash flow methodologies, inputs such as quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2, as well as independent non-binding broker quotations. The long-term debt of CSEs is valued using independent non-binding broker quotations and internal models including matrix pricing and discounted cash flow methodologies using current interest rates. The sensitivity of the estimated fair value to changes in the significant unobservable inputs for these assets and liabilities is similar in nature to that described below. The valuation techniques and significant unobservable inputs used in the fair value measurement for the more significant assets measured at estimated fair value on a nonrecurring basis and determined using significant unobservable inputs (Level 3) are summarized in "-- Nonrecurring Fair Value Measurements" and Note 11.

  A description of the sensitivity of the estimated fair value to changes in the significant unobservable inputs for certain of the major asset and liability classes described above is as follows:

  Securities

    Significant spread widening in isolation will adversely impact the overall valuation, while significant spread tightening will lead to substantial valuation increases. Significant increases (decreases) in expected default rates in isolation would result in substantially lower (higher) valuations. Significant increases (decreases) in offered quotes in isolation would result in substantially higher (lower) valuations. For U.S. and foreign corporate securities, significant increases (decreases) in illiquidity premiums in isolation would result in substantially lower (higher) valuations. For RMBS, CMBS and ABS, changes in the assumptions used for the probability of default is accompanied by a directionally similar change in the assumption used for the loss severity and a directionally opposite change in the assumptions used for prepayment rates.

  Interest rate derivatives

    Significant increases (decreases) in the unobservable portion of the swap yield curve in isolation will result in substantial valuation changes.

  Foreign currency exchange rate derivatives

    Significant increases (decreases) in the unobservable portion of the swap yield curve in isolation will result in substantial valuation changes. Increases (decreases) in currency correlation in isolation will increase (decrease) the significance of the change in valuations.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  Credit derivatives

    Credit derivatives with significant unobservable inputs are primarily comprised of credit default swaps written by the Company. Significant credit spread widening in isolation will result in substantially higher adverse valuations, while significant spread tightening will result in substantially lower adverse valuations. Significant increases (decreases) in offered quotes in isolation will result in substantially higher (lower) valuations.

  Direct and ceded guaranteed minimum benefits

    For any increase (decrease) in mortality and lapse rates, the fair value of the guarantees will decrease (increase). For any increase (decrease) in utilization and volatility, the fair value of the guarantees will increase (decrease). Specifically for GMWBs, for any increase (decrease) in withdrawal rates, the fair value of the guarantees will increase (decrease). Specifically for GMABs and GMIBs, for any increase (decrease) in withdrawal rates, the fair value of the guarantees will decrease (increase).

  The following tables summarize the change of all assets and (liabilities) measured at estimated fair value on a recurring basis using significant unobservable inputs (Level 3), including realized and unrealized gains (losses) of all assets and (liabilities) and realized and unrealized gains (losses) of all assets and (liabilities) still held at the end of the respective periods:

                                             Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                          ------------------------------------------------------------------------------
                                                                    Fixed Maturity Securities:
                                          ------------------------------------------------------------------------------
                                                       U.S.                                        State and
                                            U.S.     Treasury   Foreign                            Political   Foreign
                                          Corporate and Agency Corporate   RMBS    CMBS    ABS    Subdivision Government
                                          --------- ---------- --------- -------- ------ -------- ----------- ----------
                                                                          (In millions)
Year Ended December 31, 2012:
Balance, January 1,...................... $  4,919    $  25    $  2,258  $    691 $  219 $  1,146       $  --     $  291
Total realized/unrealized gains (losses)
 included in:
 Net income (loss): (1), (2).............
   Net investment income.................        7       --           6        27     --        1          --          5
   Net investment gains (losses).........      (2)       --        (52)       (5)    (7)      (1)          --        (5)
   Net derivative gains (losses).........       --       --          --        --     --       --          --         --
 Other comprehensive income (loss).......      173       --         142       220    (3)      (3)          --         19
Purchases (3)............................    1,282       47       1,213       892    268      953          --          2
Sales (3)................................    (848)      (1)       (489)     (242)  (167)    (157)          --       (55)
Issuances (3)............................       --       --          --        --     --       --          --         --
Settlements (3)..........................       --       --          --        --     --       --          --         --
Transfers into Level 3 (4)...............      559       --          99       131    104        4          --         25
Transfers out of Level 3 (4).............    (630)       --       (123)      (12)   (12)     (20)          --         --
                                          --------- ---------- --------- -------- ------ -------- ----------- ----------
Balance, December 31,.................... $  5,460    $  71    $  3,054  $  1,702 $  402 $  1,923       $  --     $  282
                                          ========= ========== ========= ======== ====== ======== =========== ==========
Changes in unrealized gains (losses)
 included in net income (loss): (5)
   Net investment income................. $      4    $  --    $      5  $     27 $   -- $      1       $  --     $    5
   Net investment gains (losses)......... $    (3)    $  --    $   (13)  $    (2) $   -- $     --       $  --     $   --
   Net derivative gains (losses)......... $     --    $  --    $     --  $     -- $   -- $     --       $  --     $   --

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

                                                   Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                                   -----------------------------------------------------------------------
                                                   Equity Securities:    Trading and FVO Securities:
                                                   --------------------- ------------------------
                                                               Non-                         FVO
                                                            redeemable    Actively        General                  Separate
                                                   Common   Preferred      Traded         Account    Short-term    Account
                                                   Stock      Stock      Securities      Securities  Investments  Assets (6)
                                                   ------   ----------   ----------      ----------  -----------  ----------
                                                                           (In millions)
Year Ended December 31, 2012:
Balance, January 1,............................... $  104     $  293       $  --           $  14       $  134      $  1,082
Total realized/unrealized gains (losses) included
 in:
 Net income (loss): (1), (2)......................
  Net investment income...........................     --         --          --              12           --            --
  Net investment gains (losses)...................      7        (1)          --              --           --            84
  Net derivative gains (losses)...................     --         --          --              --           --            --
 Other comprehensive income (loss)................    (7)         16          --              --         (19)            --
Purchases (3).....................................     10          5           6              --          246           171
Sales (3).........................................   (24)       (32)          --              --        (106)         (379)
Issuances (3).....................................     --         --          --              --           --             2
Settlements (3)...................................     --         --          --              --           --           (1)
Transfers into Level 3 (4)........................      1         --          --              --            5            24
Transfers out of Level 3 (4)......................   (31)         --          --              --          (8)          (43)
                                                   ------   ----------   ----------      ----------  -----------  ----------
Balance, December 31,............................. $   60     $  281       $   6           $  26       $  252      $    940
                                                   ======   ==========   ==========      ==========  ===========  ==========
Changes in unrealized gains (losses) included in
 net income (loss): (5)
  Net investment income........................... $   --     $   --       $  --           $  12       $   --      $     --
  Net investment gains (losses)................... $  (4)     $   --       $  --           $  --       $   --      $     --
  Net derivative gains (losses)................... $   --     $   --       $  --           $  --       $   --      $     --

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


                                                   Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                                   -----------------------------------------------------------------------
                                                           Net Derivatives: (7)
                                                   ----------------------------------------
                                                              Foreign
                                                              Currency                            Net
                                                   Interest   Exchange             Equity      Embedded       Long-term
                                                     Rate       Rate     Credit    Market   Derivatives (8)  Debt of CSEs
                                                   ---------  --------  --------  --------  ---------------  ------------
                                                                             (In millions)
Year Ended December 31, 2012:
Balance, January 1,............................... $      67  $     56  $      1  $     --    $     (790)    $     (116)
Total realized/unrealized gains (losses) included
 in:
 Net income (loss): (1), (2)......................
  Net investment income...........................        --        --        --        --             --             --
  Net investment gains (losses)...................        --        --        --        --             --            (7)
  Net derivative gains (losses)...................        17      (19)        38        --            629             --
 Other comprehensive income (loss)................       (1)        --        --        --             --             --
Purchases (3).....................................        --        --        --        --             --             --
Sales (3).........................................        --        --        --        --             --             --
Issuances (3).....................................        --        --       (3)        --             --             --
Settlements (3)...................................      (25)        --       (3)        --             52             79
Transfers into Level 3 (4)........................        --        --        --        --             --             --
Transfers out of Level 3 (4)......................        --        --        --        --             --             --
                                                   ---------  --------  --------  --------  ---------------  ------------
Balance, December 31,............................. $      58  $     37  $     33  $     --    $     (109)    $      (44)
                                                   =========  ========  ========  ========  ===============  ============
Changes in unrealized gains (losses) included in
 net income (loss): (5)
  Net investment income........................... $      --  $     --  $     --  $     --    $        --    $        --
  Net investment gains (losses)................... $      --  $     --  $     --  $     --    $        --    $       (7)
  Net derivative gains (losses)................... $      --  $   (19)  $     36  $     --    $       636    $        --

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


                                      Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                               --------------------------------------------------------------------------------------
                                                             Fixed Maturity Securities:
                               --------------------------------------------------------------------------------------
                                             U.S.                                               State and
                                 U.S.      Treasury   Foreign                                   Political   Foreign
                               Corporate  and Agency Corporate     RMBS      CMBS      ABS     Subdivision Government
                               ---------- ---------- ---------- ---------- -------- ---------- ----------- ----------
                                                                   (In millions)
Year Ended December 31, 2011:
Balance, January 1,........... $    5,063    $    44 $    2,796 $    1,985 $    161 $    1,514     $     1   $    171
Total realized/unrealized
 gains (losses) included in:
 Net income (loss): (1), (2)..
  Net investment income.......          4         --          7         10       --          2          --          6
  Net investment gains
   (losses)...................       (15)         --         16       (10)      (1)       (12)          --         --
  Net derivative gains
   (losses)...................         --         --         --         --       --         --          --         --
 Other comprehensive income
  (loss)......................        258          2       (24)       (52)       28         42          --         17
Purchases (3).................        789         --        915         78      106        670          --        118
Sales (3).....................      (653)        (1)    (1,129)      (127)     (86)      (370)          --       (21)
Issuances (3).................         --         --         --         --       --         --          --         --
Settlements (3)...............         --         --         --         --       --         --          --         --
Transfers into Level 3 (4)....        122         --        155         --       11         11          --         --
Transfers out of Level 3 (4)..      (649)       (20)      (478)    (1,193)       --      (711)         (1)         --
                               ---------- ---------- ---------- ---------- -------- ---------- ----------- ----------
Balance, December 31,......... $    4,919    $    25 $    2,258 $      691 $    219 $    1,146     $    --   $    291
                               ========== ========== ========== ========== ======== ========== =========== ==========
Changes in unrealized gains
 (losses) included in net
 income (loss): (5)
  Net investment income....... $        4    $    -- $        5 $       11 $     -- $        2     $    --   $      5
  Net investment gains
   (losses)................... $     (27)    $    -- $     (22) $     (10) $     -- $      (9)     $    --   $     --
  Net derivative gains
   (losses)................... $       --    $    -- $       -- $       -- $     -- $       --     $    --   $     --

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


                                                   Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                                   -------------------------------------------------------------------------
                                                   Equity Securities:     Trading and FVO Securities:
                                                   ---------------------- -------------------------
                                                                 Non-                       FVO
                                                              redeemable   Actively       General                   Separate
                                                    Common    Preferred     Traded        Account     Short-term    Account
                                                    Stock       Stock     Securities     Securities   Investments  Assets (6)
                                                    --------  ----------  ----------     ----------   -----------  ----------
                                                                            (In millions)
Year Ended December 31, 2011:
Balance, January 1,............................... $     79    $    633    $    10        $    50      $    379    $    1,509
Total realized/unrealized gains (losses) included
 in:
 Net income (loss): (1), (2)......................
  Net investment income...........................       --          --         --            (6)             1            --
  Net investment gains (losses)...................       11        (45)         --             --           (1)           101
  Net derivative gains (losses)...................       --          --         --             --            --            --
 Other comprehensive income (loss)................       11           1         --             --            --            --
Purchases (3).....................................       22           2         --             --           134           188
Sales (3).........................................     (20)       (298)        (8)           (30)         (379)         (482)
Issuances (3).....................................       --          --         --             --            --            --
Settlements (3)...................................       --          --         --             --            --            --
Transfers into Level 3 (4)........................        1          --         --             --            --            18
Transfers out of Level 3 (4)......................       --          --        (2)             --            --         (252)
                                                   --------   ----------  ----------     ----------   -----------  ----------
Balance, December 31,............................. $    104    $    293    $    --        $    14      $    134    $    1,082
                                                   ========   ==========  ==========     ==========   ===========  ==========
Changes in unrealized gains (losses) included in
 net income (loss): (5)
 Net investment income............................ $     --    $     --    $    --        $   (6)      $      1    $       --
 Net investment gains (losses).................... $    (6)    $   (16)    $    --        $    --      $    (1)    $       --
 Net derivative gains (losses).................... $     --    $     --    $    --        $    --      $     --    $       --

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


                                                   Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                                   -----------------------------------------------------------------------
                                                         Net Derivatives: (7)
                                                   ----------------------------------------
                                                              Foreign
                                                              Currency                            Net
                                                   Interest   Exchange            Equity       Embedded       Long-term
                                                     Rate       Rate     Credit   Market    Derivatives (8)  Debt of CSEs
                                                   --------   --------   ------   -------   ---------------  ------------
                                                                           (In millions)
Year Ended December 31, 2011:
Balance, January 1,...............................  $  (23)     $   46    $  33   $    --         $   (382)     $   (184)
Total realized/unrealized gains (losses) included
 in:
 Net income (loss): (1), (2)......................
  Net investment income...........................       --         --       --        --                --            --
  Net investment gains (losses)...................       --         --       --        --                --           (8)
  Net derivative gains (losses)...................      (7)         10     (33)        --             (458)            --
 Other comprehensive income (loss)................      130         --       14        --                --            --
Purchases (3).....................................       --         --       --        --                --            --
Sales (3).........................................       --         --       --        --                --            --
Issuances (3).....................................       --         --      (2)        --                --            --
Settlements (3)...................................     (33)         --     (11)        --                50            76
Transfers into Level 3 (4)........................       --         --       --        --                --            --
Transfers out of Level 3 (4)......................       --         --       --        --                --            --
                                                   --------   --------   ------   -------   ---------------  ------------
Balance, December 31,.............................  $    67     $   56    $   1   $    --         $   (790)     $   (116)
                                                   ========   ========   ======   =======   ===============  ============
Changes in unrealized gains (losses) included in
 net income (loss): (5)
  Net investment income...........................  $    --     $   --    $  --   $    --         $      --     $      --
  Net investment gains (losses)...................  $    --     $   --    $  --   $    --         $      --     $     (8)
  Net derivative gains (losses)...................                                                              $      --
                                                    $  (13)     $   10    $(32)   $    --         $   (454)

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


                                                     Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                                   ---------------------------------------------------------------------------
                                                                           Fixed Maturity Securities:
                                                   ---------------------------------------------------------------------------
                                                                U.S.                                     State and
                                                     U.S.     Treasury   Foreign                         Political   Foreign
                                                   Corporate and Agency Corporate   RMBS   CMBS   ABS   Subdivision Government
                                                   --------- ---------- --------- -------- ----- ------ ----------- ----------
                                                                                  (In millions)
Year Ended December 31, 2010:
Balance, January 1,...............................  $  4,674    $    --  $  3,456 $  2,290 $  87 $  958    $     20   $    249
Total realized/unrealized gains (losses) included
 in:
 Net income (loss): (1), (2)......................
  Net investment income...........................        17         --       (1)       63     2      5          --          5
  Net investment gains (losses)...................      (10)         --      (32)     (47)   (2)   (33)          --        (1)
  Net derivative gains (losses)...................        --         --        --       --    --     --          --         --
 Other comprehensive income (loss)................       184         --       179      234    50    113          --         16
Purchases, sales, issuances and settlements (3)...     (400)         22     (709)    (420)  (21)    581           2         15
Transfers into Level 3 (4)........................       751         22       351       57    45     29          --         --
Transfers out of Level 3 (4)......................     (153)         --     (448)    (192)    --  (139)        (21)      (113)
                                                   --------- ---------- --------- -------- ----- ------ ----------- ----------
Balance, December 31,.............................  $  5,063    $    44  $  2,796 $  1,985 $ 161 $1,514    $      1   $    171
                                                   ========= ========== ========= ======== ===== ====== =========== ==========
Changes in unrealized gains (losses) included in
 net income (loss): (5)
  Net investment income...........................  $      8    $    --  $    (2) $     62 $   1 $    5    $     --   $      5
  Net investment gains (losses)...................  $   (32)    $    --  $   (43) $   (26) $ (2) $ (23)    $     --   $     --
  Net derivative gains (losses)...................  $     --    $    --  $     -- $     -- $  -- $   --    $     --   $     --

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


                                                   Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                                   -------------------------------------------------------------------------
                                                   Equity Securities:     Trading and FVO Securities:
-                                                  ---------------------- -------------------------
                                                                Non-                        FVO
                                                             redeemable    Actively       General                   Separate
                                                   Common    Preferred      Traded        Account     Short-term    Account
                                                   Stock       Stock      Securities     Securities   Investments  Assets (6)
                                                   -------   ----------   ----------     ----------   -----------  ----------
                                                                            (In millions)
Year Ended December 31, 2010:
Balance, January 1,............................... $    64    $     793    $      32      $      51    $        8    $  1,583
Total realized/unrealized gains (losses) included
 in:
 Net income (loss): (1), (2)......................
  Net investment income...........................      --           --           --             10             1          --
  Net investment gains (losses)...................     (1)           30           --             --            --         142
  Net derivative gains (losses)...................      --           --           --             --            --          --
 Other comprehensive income (loss)................      --            2           --             --            --          --
Purchases, sales, issuances and settlements (3)...      16        (192)         (22)           (30)           370        (31)
Transfers into Level 3 (4)........................       1           --           --             37            --          46
Transfers out of Level 3 (4)......................     (1)           --           --           (18)            --       (231)
                                                   -------   ----------   ----------     ----------   -----------  ----------
Balance, December 31,............................. $    79    $     633    $      10      $      50    $      379    $  1,509
                                                   =======   ==========   ==========     ==========   ===========  ==========
Changes in unrealized gains (losses) included in
 net income (loss): (5)
  Net investment income........................... $    --    $      --    $      --      $      13    $        1    $     --
  Net investment gains (losses)................... $   (2)    $     (3)    $      --      $      --    $       --    $     --
  Net derivative gains (losses)................... $    --    $      --    $      --      $      --    $       --    $     --

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


                                                   Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                                   -----------------------------------------------------------------------
                                                        Net Derivatives: (7)
                                                   ----------------------------------------
                                                               Foreign
                                                               Currency                           Net         Long-term
                                                   Interest    Exchange            Equity      Embedded        Debt of
                                                     Rate        Rate     Credit   Market   Derivatives (8)   CSEs (9)
                                                   --------    --------   ------   ------   ---------------   ----------
                                                                         (In millions)
Year Ended December 31, 2010:
Balance, January 1,...............................  $    --    $     53    $  37   $    2     $         166   $       --
Total realized/unrealized gains (losses) included
 in:
 Net income (loss): (1), (2)......................
  Net investment income...........................       --          --       --       --                --           --
  Net investment gains (losses)...................       --          --       --       --                --           48
  Net derivative gains (losses)...................       23          28        2      (2)             (588)           --
 Other comprehensive income (loss)................     (36)          --        1       --                --           --
Purchases, sales, issuances and settlements (3)...     (10)        (35)      (7)       --                40        (232)
Transfers into Level 3 (4)........................       --          --       --       --                --           --
Transfers out of Level 3 (4)......................       --          --       --       --                --           --
                                                   --------    --------   ------   ------   ---------------   ----------
Balance, December 31,.............................  $  (23)    $     46    $  33   $   --     $       (382)   $    (184)
                                                   ========    ========   ======   ======   ===============   ==========
Changes in unrealized gains (losses) included in
 net income (loss): (5)
  Net investment income...........................  $    --    $     --    $  --   $   --     $          --   $       --
  Net investment gains (losses)...................  $    --    $     --    $  --   $   --     $          --   $       48
  Net derivative gains (losses)...................  $    23    $     21    $   3   $  (2)     $       (584)   $       --

--------

(1)Amortization of premium/discount is included within net investment income. Impairments charged to net income (loss) on securities are included in net investment gains (losses). Lapses associated with net embedded derivatives are included in net derivative gains (losses).

(2)Interest and dividend accruals, as well as cash interest coupons and dividends received, are excluded from the rollforward.

(3)The amount reported within purchases, sales, issuances and settlements is the purchase or issuance price and the sales or settlement proceeds based upon the actual date purchased or issued and sold or settled,

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

   respectively. Items purchased/issued and sold/settled in the same period are excluded from the rollforward. Fees attributed to embedded derivatives are included in settlements.

(4)Gains and losses, in net income (loss) and OCI, are calculated assuming transfers into and/or out of Level 3 occurred at the beginning of the period. Items transferred into and then out of Level 3 in the same period are excluded from the rollforward.

(5)Relates to assets and liabilities still held at the end of the respective periods.

(6)Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders within separate account liabilities. Therefore, such changes in estimated fair value are not recorded in net income. For the purpose of this disclosure, these changes are presented within net investment gains (losses).

(7)Freestanding derivative assets and liabilities are presented net for purposes of the rollforward.

(8)Embedded derivative assets and liabilities are presented net for purposes of the rollforward.

(9)The long-term debt of the CSEs consolidated as of January 1, 2010 is reported within the purchases, sales, issuances and settlements caption of the rollforward.

 Fair Value Option

  The following table presents information for long-term debt held by CSEs, which are accounted for under the FVO, and were initially measured at fair value.

                                                                             December 31,
                                                                           ----------------
                                                                             2012     2011
-                                                                          ------- --------
                                                                            (In millions)
Contractual principal balance............................................. $    60 $    138
Difference between estimated fair value and contractual principal balance.    (16)     (22)
                                                                           ------- --------
 Carrying value at estimated fair value (1)............................... $    44 $    116
                                                                           ======= ========

--------

(1)Changes in estimated fair value are recognized in net investment gains (losses). Interest expense is recognized in other expenses.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  Nonrecurring Fair Value Measurements

  The following table presents information for assets measured at estimated fair value on a nonrecurring basis during the periods presented; that is, they are not measured at fair value on a recurring basis but are subject to fair value adjustments only in certain circumstances (for example, when there is evidence of impairment). The estimated fair values for these assets were determined using significant unobservable inputs (Level 3).

                                                                      Years Ended December 31,
                                -------------------------------------------------------------------------------------------
                                              2012                              2011                              2010
                                --------------------------------- --------------------------------- -----------------------
                                 Carrying    Carrying              Carrying    Carrying              Carrying    Carrying
                                   Value       Value                 Value       Value                 Value       Value
                                 Prior to      After     Gains     Prior to      After     Gains     Prior to      After
                                Measurement Measurement (Losses)  Measurement Measurement (Losses)  Measurement Measurement
                                ----------- ----------- --------- ----------- ----------- --------- ----------- -----------
                                                                            (In millions)
Mortgage loans, net (1)........  $    377    $    361   $    (16)  $    168    $    143   $    (25)  $    176    $    160
Other limited partnership
 interests (2).................  $     78    $     48   $    (30)  $     11    $      8   $     (3)  $      3    $      1
Real estate joint ventures (3).  $     12    $      8   $     (4)  $     --    $     --   $      --  $      8    $      3
Goodwill (4)...................  $     10    $     --   $    (10)  $     --    $     --   $      --  $     --    $     --

                                ----------

                                ----------


                                 Gains
                                (Losses)
                                ---------

Mortgage loans, net (1)........ $    (16)
Other limited partnership
 interests (2)................. $     (2)
Real estate joint ventures (3). $     (5)
Goodwill (4)................... $      --

--------

(1)The carrying value after measurement has been adjusted for the excess of the carrying value prior to measurement over the estimated fair value. Estimated fair values for impaired mortgage loans are based on independent broker quotations or valuation models using unobservable inputs or, if the loans are in foreclosure or are otherwise determined to be collateral dependent, are based on the estimated fair value of the underlying collateral or the present value of the expected future cash flows.

(2)These investments were accounted for using the cost method. Estimated fair value is determined from information provided in the financial statements of the underlying entities including NAV data. These investments include private equity and debt funds that typically invest primarily in various strategies including domestic and international leveraged buyout funds; power, energy, timber and infrastructure development funds; venture capital funds; and below investment grade debt and mezzanine debt funds. Distributions will be generated from investment gains, from operating income from the underlying investments of the funds and from liquidation of the underlying assets of the funds. It is estimated that the underlying assets of the funds will be liquidated over the next two to 10 years. Unfunded commitments for these investments at both December 31, 2012 and 2011 were not significant.

(3)These investments were accounted for using the cost method. Estimated fair value is determined from information provided in the financial statements of the underlying entities including NAV data. These investments include several real estate funds that typically invest primarily in commercial real estate. Distributions will be generated from investment gains, from operating income from the underlying investments of the funds and from liquidation of the underlying assets of the funds. It is estimated that the underlying assets of the funds will be liquidated over the next two to 10 years. Unfunded commitments for these investments at both December 31, 2012 and 2011 were not significant.

(4)As discussed in Note 11, in 2012, the Company recorded an impairment of goodwill associated with the Retail Annuities reporting unit.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


Fair Value of Financial Instruments Carried at Other Than Fair Value

  The following tables provide fair value information for financial instruments that are carried on the balance sheet at amounts other than fair value. These tables exclude the following financial instruments: cash and cash equivalents, accrued investment income, payables for collateral under securities loaned and other transactions, short-term debt and those short-term investments that are not securities, such as time deposits, and therefore are not included in the three level hierarchy table disclosed in the "-- Recurring Fair Value Measurements" section. The estimated fair value of these financial instruments, which are primarily classified in Level 2 and, to a lesser extent, in Level 1, approximate carrying value as they are short-term in nature such that the Company believes there is minimal risk of material changes in interest rates or credit quality. The tables below also exclude financial instruments reported at estimated fair value on a recurring basis. See "-- Recurring Fair Value Measurements." All remaining balance sheet amounts excluded from the table below are not considered financial instruments subject to this disclosure.

   The carrying values and estimated fair values for such financial instruments, and their corresponding placement in the fair value hierarchy, are summarized as follows at:

                                                                   December 31, 2012
                                             --------------------------------------------------------------
                                                                  Fair Value Hierarchy
                                             --------------------------------------------------------------
                                              Carrying                                         Total Estimated
                                               Value        Level 1     Level 2     Level 3      Fair Value
                                             ---------- ----------- ----------- -----------    ---------------
                                                                     (In millions)
Assets:
Mortgage loans, net......................... $   44,657 $        -- $        -- $    47,365      $    47,365
Policy loans................................ $    8,364 $        -- $       793 $     9,470      $    10,263
Real estate joint ventures.................. $       52 $        -- $        -- $        68      $        68
Other limited partnership interests......... $    1,048 $        -- $        -- $     1,161      $     1,161
Other invested assets....................... $    2,014 $        93 $     1,885 $       152      $     2,130
Premiums, reinsurance and other
 receivables................................ $   14,172 $        -- $        37 $    15,129      $    15,166
Liabilities:
PABs........................................ $   71,611 $        -- $        -- $    75,189      $    75,189
Long-term debt.............................. $    2,276 $        -- $     2,713 $        --      $     2,713
Other liabilities........................... $   19,865 $        -- $       171 $    20,488      $    20,659
Separate account liabilities................ $   51,985 $        -- $    51,985 $        --      $    51,985
Commitments: (1)
Mortgage loan commitments................... $       -- $        -- $        -- $        10      $        10
Commitments to fund bank credit facilities,
 bridge loans and private corporate bond
 investments................................ $       -- $        -- $        13 $        --      $        13

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


                                                                                          December 31, 2011
                                                                                     ---------------------------
                                                                                         Carrying      Estimated
                                                                                        Value       Fair Value
                                                                                     ------------- -------------
                                                                                            (In millions)
Assets:
Mortgage loans, net................................................................. $      43,880 $      46,013
Policy loans........................................................................ $       8,314 $      10,279
Real estate joint ventures.......................................................... $          59 $          73
Other limited partnership interests................................................. $       1,207 $       1,517
Other invested assets............................................................... $       1,996 $       2,032
Premiums, reinsurance and other receivables......................................... $      18,127 $      19,276
Liabilities:
PABs................................................................................ $      65,606 $      68,360
Long-term debt...................................................................... $       2,106 $       2,408
Other liabilities................................................................... $      23,963 $      24,637
Separate account liabilities........................................................ $      45,467 $      45,467
Commitments: (1)
Mortgage loan commitments........................................................... $          -- $           3
Commitments to fund bank credit facilities, bridge loans and private corporate bond
 investments........................................................................ $          -- $          38

--------

(1)Commitments are off-balance sheet obligations. Negative estimated fair values represent off-balance sheet liabilities. See Note 17 for additional information on these off-balance sheet obligations.

  The methods, assumptions and significant valuation techniques and inputs used to estimate the fair value of financial instruments are summarized as follows:

  Mortgage Loans

  The estimated fair value of mortgage loans is primarily determined by estimating expected future cash flows and discounting them using current interest rates for similar mortgage loans with similar credit risk.

  Policy Loans

  Policy loans with fixed interest rates are classified within Level 3. The estimated fair values for these loans are determined using a discounted cash flow model applied to groups of similar policy loans determined by the nature of the underlying insurance liabilities. Cash flow estimates are developed by applying a weighted-average interest rate to the outstanding principal balance of the respective group of policy loans and an estimated average maturity determined through experience studies of the past performance of policyholder repayment behavior for similar loans. These cash flows are discounted using current risk-free interest rates with no adjustment for borrower credit risk as these loans are fully collateralized by the cash surrender value of the underlying insurance policy. Policy loans with variable interest rates are classified within Level 2 and the estimated fair value approximates carrying value due to the absence of borrower credit risk and the short time period between interest rate resets, which presents minimal risk of a material change in estimated fair value due to changes in market interest rates.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  Real Estate Joint Ventures and Other Limited Partnership Interests

  The amounts disclosed in the preceding tables consist of those investments accounted for using the cost method. The estimated fair values for such cost method investments are generally based on the Company's share of the NAV as provided in the financial statements of the investees. In certain circumstances, management may adjust the NAV by a premium or discount when it has sufficient evidence to support applying such adjustments.

  Other Invested Assets

  Other invested assets within the preceding tables are principally comprised of loans to affiliates and funds withheld. The estimated fair value of loans to affiliates is determined by discounting the expected future cash flows using market interest rates currently available for instruments with similar terms and remaining maturities. For funds withheld, the Company evaluates the specific facts and circumstances of each instrument to determine the appropriate estimated fair values. These estimated fair values were not materially different from the recognized carrying values.

  Premiums, Reinsurance and Other Receivables

  Premiums, reinsurance and other receivables in the preceding tables are principally comprised of certain amounts recoverable under reinsurance agreements, amounts on deposit with financial institutions to facilitate daily settlements related to certain derivatives and amounts receivable for securities sold but not yet settled.

  Amounts recoverable under ceded reinsurance agreements, which the Company has determined do not transfer significant risk such that they are accounted for using the deposit method of accounting, have been classified as Level 3. The valuation is based on discounted cash flow methodologies using significant unobservable inputs. The estimated fair value is determined using interest rates determined to reflect the appropriate credit standing of the assuming counterparty.

  The amounts on deposit for derivative settlements, classified within Level 2, essentially represent the equivalent of demand deposit balances and amounts due for securities sold are generally received over short periods such that the estimated fair value approximates carrying value.

  PABs

  PABs in the preceding tables include investment contracts. Embedded derivatives on investment contracts and certain variable annuity guarantees accounted for as embedded derivatives are excluded from this caption in the preceding tables as they are separately presented in "-- Recurring Fair Value Measurements."

  The investment contracts primarily include certain funding agreements, fixed deferred annuities, modified guaranteed annuities, fixed term payout annuities and total control accounts. The valuation of these investment contracts is based on discounted cash flow methodologies using significant unobservable inputs. The estimated fair value is determined using current market risk-free interest rates adding a spread to reflect the nonperformance risk in the liability.

  Long-term Debt

  The estimated fair value of long-term debt is principally determined using market standard valuation methodologies. Valuations are based primarily on quoted prices in markets that are not active or using matrix

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

pricing that use standard market observable inputs such as quoted prices in markets that are not active and observable yields and spreads in the market. Instruments valued using discounted cash flow methodologies use standard market observable inputs including market yield curve, duration, observable prices and spreads for similar publicly traded or privately traded issues.

  Capital leases, which are not required to be disclosed at estimated fair value, are excluded from the preceding tables.

  Other Liabilities

  Other liabilities consist primarily of interest and dividends payable, amounts due for securities purchased but not yet settled, funds withheld amounts payable, which are contractually withheld by the Company in accordance with the terms of the reinsurance agreements, and amounts payable under certain ceded and assumed reinsurance agreements, which are recorded using the deposit method of accounting. The Company evaluates the specific terms, facts and circumstances of each instrument to determine the appropriate estimated fair values, which are not materially different from the carrying values, with the exception of certain deposit type reinsurance payables. For such payables, the estimated fair value is determined as the present value of expected future cash flows, which are discounted using an interest rate determined to reflect the appropriate credit standing of the assuming counterparty.

  Separate Account Liabilities

  Separate account liabilities included in the preceding tables represent those balances due to policyholders under contracts that are classified as investment contracts.

  Separate account liabilities classified as investment contracts primarily represent variable annuities with no significant mortality risk to the Company such that the death benefit is equal to the account balance, funding agreements related to group life contracts and certain contracts that provide for benefit funding.

  Since separate account liabilities are fully funded by cash flows from the separate account assets which are recognized at estimated fair value as described in the section "-- Recurring Fair Value Measurements," the value of those assets approximates the estimated fair value of the related separate account liabilities. The valuation techniques and inputs for separate account liabilities are similar to those described for separate account assets.

 Mortgage Loan Commitments and Commitments to Fund Bank Credit Facilities, Bridge Loans and Private Corporate Bond Investments

  The estimated fair values for mortgage loan commitments that will be held for investment and commitments to fund bank credit facilities, bridge loans and private corporate bonds that will be held for investment reflected in the above tables represent the difference between the discounted expected future cash flows using interest rates that incorporate current credit risk for similar instruments on the reporting date and the principal amounts of the commitments.

11. Goodwill

  Goodwill, which is included in other assets, is the excess of cost over the estimated fair value of net assets acquired. Goodwill is not amortized but is tested for impairment at least annually or more frequently if events or

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

circumstances, such as adverse changes in the business climate, indicate that there may be justification for conducting an interim test. Step 1 of the goodwill impairment process requires a comparison of the fair value of a reporting unit to its carrying value. In performing the Company's goodwill impairment tests, the estimated fair values of the reporting units are first determined using a market multiple valuation approach. When further corroboration is required, the Company uses a discounted cash flow valuation approach. For reporting units which are particularly sensitive to market assumptions, such as the Retail Annuities and Life & Other reporting units, the Company may use additional valuation methodologies to estimate the reporting units' fair values.

  The market multiple valuation approach utilizes market multiples of companies with similar businesses and the projected operating earnings of the reporting unit. The discounted cash flow valuation approach requires judgments about revenues, operating earnings projections, capital market assumptions and discount rates. The key inputs, judgments and assumptions necessary in determining estimated fair value of the reporting units include projected operating earnings, current book value, the level of economic capital required to support the mix of business, long-term growth rates, comparative market multiples, the account value of in-force business, projections of new and renewal business, as well as margins on such business, the level of interest rates, credit spreads, equity market levels, and the discount rate that the Company believes is appropriate for the respective reporting unit. The estimated fair values of the Retail Annuities and Life & Other reporting units are particularly sensitive to equity market levels.

  The valuation methodologies utilized are subject to key judgments and assumptions that are sensitive to change. Estimates of fair value are inherently uncertain and represent only management's reasonable expectation regarding future developments. These estimates and the judgments and assumptions upon which the estimates are based will, in all likelihood, differ in some respects from actual future results. Declines in the estimated fair value of the Company's reporting units could result in goodwill impairments in future periods which could materially adversely affect the Company's results of operations or financial position.

  A discontinued cash flow valuation was performed for the Retail Annuities reporting unit that resulted in a fair value of the reporting unit less than the carrying value, indicating a potential for goodwill impairment. The growing concern regarding an extended period of low interest rates was reflected in the fair value estimate, particularly on the returns a market buyer would assume on the fixed income portion of separate account annuity products. While performing the Step 2 analysis, which compares the implied fair value of goodwill with the carrying value of that goodwill in the reporting unit to calculate the amount of goodwill impairment, the Company considered similar analysis performed on the Retail Annuities reporting unit of its parent company, MetLife, Inc., and determined that all of the recorded goodwill associated with the Company's Retail Annuities reporting unit was not recoverable. A non-cash charge of $10 million, which had no impact on income taxes, was recorded for the impairment of the entire goodwill balance in other expenses in the consolidated statements of operations for the year ended December 31, 2012.

  In addition, the Company performed its annual goodwill impairment tests of its other reporting units and concluded that the fair values of all such reporting units were in excess of their carrying values and, therefore, their goodwill was not impaired.

  As discussed in Note 2, during 2012, the Company reorganized its business. In connection with this reorganization, $105 million of goodwill at December 31, 2009 was reallocated to the Retail segment and Group,

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

Voluntary & Worksite Benefits segment in the amounts of $37 million and $68 million, respectively. The reorganization had no impact on goodwill for the Corporate Benefit Funding segment and Corporate & Other. There were no acquisitions, dispositions or impairments of goodwill for both the years ended December 31, 2011 and 2010. Information regarding goodwill by segment, as well as Corporate & Other, was as follows:

                                          Group,
                                        Voluntary & Corporate
                                         Worksite    Benefit  Corporate
                               Retail    Benefits    Funding   & Other   Total
                              --------- ----------- --------- --------- --------
                                                (In millions)
Balance at December 31, 2011
Goodwill..................... $      37   $    68    $     2   $     4  $    111
Accumulated impairment.......        --        --         --        --        --
                              ---------   -------    -------   -------  --------
 Total goodwill, net......... $      37   $    68    $     2   $     4  $    111

Impairments.................. $    (10)   $    --    $    --   $    --  $   (10)

Balance at December 31, 2012
Goodwill.....................        37        68          2         4       111
Accumulated impairment.......      (10)        --         --        --      (10)
                              ---------   -------    -------   -------  --------
Total goodwill, net.......... $      27   $    68    $     2   $     4  $    101
                              =========   =======    =======   =======  ========

12. Long-term and Short-term Debt

  Long-term and short-term debt outstanding was as follows:

                                  Interest Rates (1)
                                ----------------------
                                                                     December 31,
                                              Weighted             -----------------
                                    Range     Average   Maturity     2012     2011
                                ------------- -------- ----------- -------- --------
                                                                     (In millions)
Surplus notes -- affiliated.... 3.00% - 7.38%  6.52%   2014 - 2037 $  1,099 $  1,099
Surplus notes.................. 7.63% - 7.88%  7.84%   2015 - 2025      700      700
Mortgage loans -- affiliated... 2.17% - 7.26%  5.40%   2015 - 2020      306      307
Senior notes -- affiliated (2). 1.03% - 3.09%  2.23%   2021 - 2022       80       --
Other notes.................... 0.22% - 8.00%  1.72%   2016 - 2027       91       --
Capital lease obligations......                                          25       26
                                                                   -------- --------
Total long-term debt (3).......                                       2,301    2,132
Total short-term debt..........                                         100      101
                                                                   -------- --------
 Total.........................                                    $  2,401 $  2,233
                                                                   ======== ========

--------

(1)Range of interest rates and weighted average interest rates are for the year ended December 31, 2012.

(2)During 2012, a consolidated VIE issued $80 million of long-term debt to an affiliate. See Note 8.

(3)Excludes $44 million and $116 million at December 31, 2012 and 2011, respectively, of long-term debt relating to CSEs. See Note 8.

  The aggregate maturities of long-term debt at December 31, 2012 for the next five years and thereafter are $1 million in 2013, $220 million in 2014, $502 million in 2015, $5 million in 2016, $5 million in 2017 and $1.6 billion thereafter.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  Capital lease obligations and mortgage loans are collateralized and rank highest in priority, followed by unsecured senior debt which consists of senior notes and other notes. Payments of interest and principal on the Company's surplus notes are subordinate to all other obligations. Payments of interest and principal on surplus notes may be made only with the prior approval of the insurance department of the state of domicile.

  Certain of the Company's debt instruments, credit facilities and committed facilities contain various administrative, reporting, legal and financial covenants. The Company believes it was in compliance with all such covenants at December 31, 2012.

 Surplus Notes -- Affiliated

  In April 2011, Metropolitan Life Insurance Company repaid in cash a
$775 million surplus note issued to MetLife, Inc., with an original maturity of December 2011. The early redemption was approved by the Superintendent.

  In December 2010, Metropolitan Life Insurance Company repaid in cash a
$300 million surplus note issued to MetLife, Inc. with an original maturity of 2011. The early redemption was approved by the Superintendent.

  In November 2010, Metropolitan Life Insurance Company issued a $188 million surplus note to MetLife Mexico, S.A., an affiliate, maturing in 2015 with an interest rate of 3.0%.

 Capital Notes -- Affiliated

  In December 2011, Metropolitan Life Insurance Company repaid in cash $500 million of capital notes issued to MetLife, Inc.

 Mortgage Loans -- Affiliated

  In December 2011, a wholly-owned real estate subsidiary of the Company issued a note for $110 million to MICC. This affiliated mortgage loan is secured by real estate held by the Company for investment. This note bears interest at a rate of one-month LIBOR plus 1.95%, which is payable quarterly through maturity in 2015.

 Short-term Debt

  Short-term debt with original maturities of one year or less consisted entirely of commercial paper. During the years ended December 31, 2012, 2011 and 2010, the weighted average interest rate on short-term debt was 0.17%, 0.16% and 0.21%, respectively. During the years ended December 31, 2012, 2011 and 2010, the average daily balance of short-term debt was $119 million, $102 million and $311 million, respectively, and the average days outstanding was 40 days, 44 days and 29 days, respectively.

 Interest Expense

  Interest expense related to the Company's indebtedness included in other expenses was $148 million, $185 million and $202 million for the years ended December 31, 2012, 2011 and 2010, respectively. These amounts include
$89 million, $125 million and $143 million of interest expense related to affiliated debt for the years ended December 31, 2012, 2011 and 2010, respectively. Such amounts do not include interest expense on long-term debt related to CSEs. See Note 8.

 Credit and Committed Facilities

  The Company maintains unsecured credit facilities and a committed facility, which aggregated $4.0 billion and $500 million, respectively, at December 31, 2012. When drawn upon, these facilities bear interest at varying rates in accordance with the respective agreements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  Credit Facilities

  The unsecured credit facilities are used for general corporate purposes, to support the borrowers' commercial paper program and for the issuance of letters of credit. Total fees expensed by the Company associated with these credit facilities were $3 million, $6 million and $8 million for the years ended December 31, 2012, 2011 and 2010, respectively, and are included in other expenses. Information on these credit facilities at December 31, 2012 was as follows:

                                                                       Letter of
                                                                        Credit                 Unused
Borrower(s)                                  Expiration     Capacity Issuances (1) Drawdowns Commitments
---------------------------------------- ------------------ -------- ------------- --------- -----------
                                                                           (In millions)
MetLife, Inc. and MetLife Funding, Inc.. September 2017 (2) $  1,000   $    365     $    --   $    635
MetLife, Inc. and MetLife Funding, Inc.. August 2016           3,000      2,203          --        797
                                                            --------   --------     -------   --------
 Total..................................                    $  4,000   $  2,568     $    --   $  1,432
                                                            ========   ========     =======   ========

--------

(1)MetLife, Inc. and MetLife Funding, Inc. are severally liable for their respective obligations under such unsecured credit facilities. MetLife Funding, Inc. is not an applicant under letters of credit outstanding as of December 31, 2012 and is not responsible for any reimbursement obligations under such letters of credit.
(2)In September 2012, MetLife, Inc. and MetLife Funding, Inc. entered into a $1.0 billion five-year credit agreement which amended and restated the three-year agreement dated October 2010. All borrowings under the 2012 five-year credit agreement must be repaid by September 2017, except that letters of credit outstanding on that date may remain outstanding until no later than September 2018. The Company incurred costs of $2 million related to the amended and restated credit facility, which have been capitalized and included in other assets. These costs will be amortized over the remaining term of the amended and restated credit facility.

  Committed Facility

  The committed facility is used for collateral for certain of the Company's affiliated reinsurance liabilities. Total fees expensed by the Company associated with this committed facility were $3 million, $3 million and $4 million for the years ended December 31, 2012, 2011 and 2010, respectively, and are included in other expenses. Information on the committed facility at December 31, 2012 was as follows:

                                                                 Letter of
                                                                  Credit                 Unused
Account Party/Borrower(s)                   Expiration Capacity  Issuances   Drawdowns Commitments
------------------------------------------- ---------- -------- ---------    --------- -----------
                                                                (In millions)
Exeter Reassurance Company, Ltd., MetLife,
  Inc. & Missouri Reinsurance, Inc......... June 2016   $  500  $    490 (1)  $    --   $      10

--------

(1)Missouri Reinsurance, Inc., a subsidiary of Metropolitan Life Insurance Company, had outstanding $390 million in letters of credit at December 31, 2012.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


13. Equity

Capital Contributions

  During the year ended December 31, 2011, United MetLife Insurance Company Limited ("United"), an insurance underwriting joint venture of the Company accounted for under the equity method, merged with Sino-US MetLife Insurance Company Limited ("Sino"), another insurance underwriting joint venture of an affiliate of the Company. The Company's ownership interest in the merged entity, Sino-US United MetLife Insurance Company Limited ("Sino-United") was determined based on its contributed capital and share of undistributed earnings of United compared to the contributed capital and undistributed earnings of all other owners of United and Sino. Since both of the joint ventures were under common ownership both prior to and subsequent to the merger, the Company's investment in Sino-United is based on the carrying value of its investment in United. Pursuant to the merger, the Company entered into an agreement whereby the affiliate will pay an amount to the Company based on the relative fair values of their respective investments in Sino-United. Accordingly, upon completion of the estimation of fair value, $47 million, representing a capital contribution, was received during the year ended December 31, 2011. The Company's investment in Sino-United is accounted for under the equity method and is included in other invested assets.

  During each of the years ended December 31, 2012, 2011 and 2010, MetLife, Inc. contributed $3 million in the form of payment of line of credit fees on the Company's behalf.

Stock-Based Compensation Plans

 Overview

  The stock-based compensation expense recognized by the Company is related to awards payable in shares of MetLife, Inc. common stock ("Shares"), or options to purchase MetLife, Inc. common stock. The Company does not issue any awards payable in its common stock or options to purchase its common stock.

 Description of Plans for Employees and Agents -- General Terms

  The MetLife, Inc. 2000 Stock Incentive Plan, as amended (the "2000 Stock Plan") authorized the granting of awards to employees and agents in the form of options ("Stock Options") to buy Shares that either qualify as incentive Stock Options under Section 422A of the Code or are non-qualified. By December 31, 2009 all awards under the 2000 Stock Plan had either vested or been forfeited. No awards have been made under the 2000 Stock Plan since 2005.

  Under the MetLife, Inc. 2005 Stock and Incentive Compensation Plan (the "2005 Stock Plan"), awards granted to employees and agents may be in the form of Stock Options, Stock Appreciation Rights, Restricted Stock or Restricted Stock Units, Performance Shares or Performance Share Units, Cash-Based Awards and Stock-Based Awards (each as defined in the 2005 Stock Plan with reference to Shares).

  The aggregate number of shares authorized for issuance under the 2005 Stock Plan is 68,000,000, plus those shares available but not utilized under the 2000 Stock Plan and those shares utilized under the 2000 Stock Plan that are recovered due to forfeiture of Stock Options. Each share issued under the 2005 Stock Plan in connection with a Stock Option or Stock Appreciation Right reduces the number of Shares remaining for issuance under that plan by one, and each Share issued under the 2005 Stock Plan in connection with awards other than Stock

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

Options or Stock Appreciation Rights reduces the number of Shares remaining for issuance under that plan by 1.179 Shares. At December 31, 2012, the aggregate number of Shares remaining available for issuance pursuant to the 2005 Stock Plan was 24,715,318. Stock Option exercises and other awards settled in Shares are satisfied through the issuance of Shares held in treasury by MetLife, Inc. or by the issuance of new Shares.

  Of MetLife, Inc.'s stock-based compensation expense for the years ended December 31, 2012, 2011 and 2010, 76%, 70% and 79%, respectively, was allocated to the Company. No expense amounts related to stock-based awards to MetLife, Inc. non-management directors were allocated to the Company. This allocation represents substantially all stock-based compensation recognized in the Company's consolidated results of operations. Accordingly, this discussion addresses MetLife, Inc.'s practices for recognizing expense for awards under the 2000 Stock Plan and 2005 Stock Plan (together, the "Incentive Plans"). References to compensation expense in this note refer to the Company's allocated portion of that expense. All other references relevant to awards under the Incentive Plans pertain to all awards under those plans.

  Compensation expense related to awards under the 2005 Stock Plan is recognized based on the number of awards expected to vest, which represents the awards granted less expected forfeitures over the life of the award, as estimated at the date of grant. Unless a material deviation from the assumed forfeiture rate is observed during the term in which the awards are expensed, any adjustment necessary to reflect differences in actual experience is recognized in the period the award becomes payable or exercisable.

  Compensation expense related to awards under the 2005 Stock Plan is principally related to the issuance of Stock Options, Performance Shares and Restricted Stock Units. The majority of the awards granted by MetLife, Inc. each year under the 2005 Stock Plan are made in the first quarter of each year.

  Compensation Expense Related to Stock-Based Compensation

  The components of compensation expense related to stock-based compensation were as follows:

                                         Years Ended December 31,
                                         -------------------------
                                           2012     2011    2010
                                         -------- -------- -------
                                               (In millions)
             Stock Options.............. $     52 $     48 $    39
             Performance Shares (1).....       53       37      19
             Restricted Stock Units.....       22       15       9
                                         -------- -------- -------
             Total compensation expense. $    127 $    100 $    67
                                         ======== ======== =======
             Income tax benefit......... $     44 $     35 $    23
                                         ======== ======== =======

--------

(1)Performance Shares expected to vest and the related compensation expenses may be further adjusted by the performance factor most likely to be achieved, as estimated by management, at the end of the performance period.

  At December 31, 2012, the Company's allocated portion of expense for Stock Options, Performance Shares and Restricted Stock Units was 84%, 66% and 83%, respectively.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  The following table presents MetLife, Inc.'s total unrecognized compensation expense related to stock-based compensation and the expected weighted average period over which these expenses will be recognized at:

                                           December 31, 2012
                                     ------------------------------
                                                   Weighted Average
                                        Expense         Period
                                     ------------- ----------------
                                     (In millions)     (Years)
             Stock Options..........  $        56        1.74
             Performance Shares.....  $        52        1.65
             Restricted Stock Units.  $        28        1.73

 Equity Awards

  Stock Options

  Stock Options are the contingent right of award holders to purchase Shares at a stated price for a limited time. All Stock Options have an exercise price equal to the closing price of a Share reported on the New York Stock Exchange on the date of grant, and have a maximum term of 10 years. The vast majority of Stock Options granted have become or will become exercisable at a rate of one-third of each award on each of the first three anniversaries of the grant date. Other Stock Options have become or will become exercisable on the third anniversary of the grant date. Vesting is subject to continued service, except for employees who are retirement eligible and in certain other limited circumstances.

  A summary of the activity related to Stock Options for the year ended December 31, 2012 was as follows:

                                                                                     Weighted
                                                                                      Average
                                                                                     Remaining    Aggregate
                                                      Shares Under Weighted Average Contractual   Intrinsic
                                                         Option     Exercise Price     Term       Value (1)
                                                      ------------ ---------------- ----------- -------------
                                                                                      (Years)   (In millions)
Outstanding at January 1, 2012.......................  34,713,526     $    40.22       5.35         $      --
Granted..............................................   6,247,050     $    37.91
Exercised............................................ (3,817,301)     $    28.44
Expired.............................................. (1,017,994)     $    47.35
Forfeited............................................   (972,210)     $    40.23
                                                      ------------
Outstanding at December 31, 2012.....................  35,153,071     $    40.89       5.50         $      51
                                                      ============ ================ =========== =============
Expected to vest at a future date as of December 31,
  2012...............................................  34,684,396     $    40.94       5.41         $      51
                                                      ============ ================ =========== =============
Exercisable at December 31, 2012.....................  24,530,711     $    41.36        4.16        $      50
                                                      ============ ================ =========== =============

--------

(1)The aggregate intrinsic value was computed using the closing Share price on December 31, 2012 of $32.94 and December 30, 2011 of $31.18, as applicable.

  The fair value of Stock Options is estimated on the date of grant using a binomial lattice model. Significant assumptions used in MetLife, Inc.'s binomial lattice model, which are further described below, include: expected volatility of the price of Shares; risk-free rate of return; expected dividend yield on Shares; exercise multiple; and the post-vesting termination rate.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  Expected volatility is based upon an analysis of historical prices of Shares and call options on Shares traded on the open market. MetLife, Inc. uses a weighted-average of the implied volatility for publicly-traded call options with the longest remaining maturity nearest to the money as of each valuation date and the historical volatility, calculated using monthly closing prices of Shares. MetLife, Inc. chose a monthly measurement interval for historical volatility as it believes this better depicts the nature of employee option exercise decisions being based on longer-term trends in the price of the underlying Shares rather than on daily price movements.

  The binomial lattice model used by MetLife, Inc. incorporates different risk-free rates based on the imputed forward rates for U.S. Treasury Strips for each year over the contractual term of the option. The table below presents the full range of rates that were used for options granted during the respective periods.

  Dividend yield is determined based on historical dividend distributions compared to the price of the underlying Shares as of the valuation date and held constant over the life of the Stock Option.

  The binomial lattice model used by MetLife, Inc. incorporates the contractual term of the Stock Options and then factors in expected exercise behavior and a post-vesting termination rate, or the rate at which vested options are exercised or expire prematurely due to termination of employment, to derive an expected life. Exercise behavior in the binomial lattice model used by MetLife, Inc. is expressed using an exercise multiple, which reflects the ratio of exercise price to the strike price of Stock Options granted at which holders of the Stock Options are expected to exercise. The exercise multiple is derived from actual historical exercise activity. The post-vesting termination rate is determined from actual historical exercise experience and expiration activity under the Incentive Plans.

  The following table presents the weighted average assumptions, with the exception of risk-free rate, which is expressed as a range, used to determine the fair value of Stock Options issued:

                                                               Years Ended December 31,
                                                          -----------------------------------
                                                             2012        2011        2010
                                                          ----------- ----------- -----------
Dividend yield...........................................    1.95%       1.65%       2.11%
Risk-free rate of return................................. 0.21%-4.17% 0.29%-5.51% 0.35%-5.88%
Expected volatility......................................   35.59%      32.64%      34.41%
Exercise multiple........................................    1.58        1.69        1.75
Post-vesting termination rate............................    3.14%       3.36%       3.64%
Contractual term (years).................................     10          10          10
Expected life (years)....................................      7           7           7
Weighted average exercise price of stock options granted.   $37.91      $45.16      $35.06
Weighted average fair value of stock options granted.....   $11.33      $14.27      $11.29

  MetLife, Inc. deducts 35% of the compensation amount of a Stock Option from its income on its tax return. The compensation amount is the price of shares on the date the Stock Option is exercised less the exercise price of the Stock Option. This tax benefit is allocated to the subsidiary of MetLife, Inc. that is the current or former employer of the associate, or is or was the principal for the non-employee insurance agent, who exercised the Stock Option.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  The following table presents a summary of Stock Option exercise activity:

                                                          Years Ended December 31,
                                                          ------------------------
                                                            2012    2011    2010
-                                                         -------- ------- -------
                                                               (In millions)
Total intrinsic value of stock options exercised......... $     29 $    41 $    22
Cash received from exercise of stock options............. $    109 $    88 $    52
Income tax benefit realized from stock options exercised. $     10 $    13 $     8

 Performance Shares

  Performance Shares are units that, if they vest, are multiplied by a performance factor to produce a number of final Performance Shares which are payable in Shares. Performance Shares are accounted for as equity awards, but are not credited with dividend-equivalents for actual dividends paid on Shares during the performance period. Accordingly, the estimated fair value of Performance Shares is based upon the closing price of a Share on the date of grant, reduced by the present value of estimated dividends to be paid on that stock during the performance period.

  Performance Share awards normally vest in their entirety at the end of the three-year performance period. Vesting is subject to continued service, except for employees who are retirement eligible and in certain other limited circumstances. Vested Performance Shares are multiplied by a performance factor of 0.0 to 2.0 based on MetLife, Inc.'s adjusted income, total shareholder return, and performance in change in annual net operating earnings and total shareholder return compared to the performance of its competitors, each measured with respect to the applicable three-year performance period or portions thereof. The performance factor was 1.13 for the January 1, 2009 -- December 31, 2011 performance period.

 Restricted Stock Units

  Restricted Stock Units are units that, if they vest, are payable in an equal number of Shares. Restricted Stock Units are accounted for as equity awards, but are not credited with dividend-equivalents for actual dividends paid on Shares during the performance period. Accordingly, the estimated fair value of Restricted Stock Units is based upon the closing price of Shares on the date of grant, reduced by the present value of estimated dividends to be paid on that stock during the performance period.

  The vast majority of Restricted Stock Units normally vest in their entirety on the third anniversary of their grant date. Other Restricted Stock Units normally vest in their entirety on the fifth anniversary of their grant date. Vesting is subject to continued service, except for employees who are retirement eligible and in certain other limited circumstances.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  The following table presents a summary of Performance Share and Restricted Stock Unit activity for the year ended December 31, 2012:

                                              Performance Shares        Restricted Stock Units
                                         ---------------------------- --------------------------
                                                     Weighted Average           Weighted Average
                                                        Grant Date                 Grant Date
                                           Shares       Fair Value      Units      Fair Value
                                         ----------- ---------------- --------- ----------------
Outstanding at January 1, 2012..........   5,024,094    $    31.50    1,562,849    $    34.74
Granted.................................   2,042,133    $    35.38      971,304    $    35.39
Forfeited...............................   (452,590)    $    37.36    (171,475)    $    37.62
Payable (1)............................. (1,791,609)    $    20.71    (282,530)    $    21.88
                                         -----------                  ---------
Outstanding at December 31, 2012........   4,822,028    $    36.93    2,080,148    $    36.55
                                         =========== ================ ========= ================
Expected to vest at a future date as of
  December 31, 2012.....................   4,817,941    $    36.98    2,080,148    $    36.55
                                         =========== ================ ========= ================

--------

(1)Includes both Shares paid and Shares deferred for later payment.

  Performance Share amounts above represent aggregate initial target awards and do not reflect potential increases or decreases resulting from the performance factor determined after the end of the respective performance periods. At December 31, 2012, the three year performance period for the 2010 Performance Share grants was completed, but the performance factor had not yet been calculated. Included in the immediately preceding table are 1,347,025 outstanding Performance Shares to which the 2010-2012 performance factor will be applied. The factor will be determined in the second quarter of 2013.

Statutory Equity and Income

  Each U.S. insurance company's state of domicile imposes risk-based capital ("RBC") requirements that were developed by the National Association of Insurance Commissioners ("NAIC"). Regulatory compliance is determined by a ratio of a company's total adjusted capital, calculated in the manner prescribed by the NAIC ("TAC") to its authorized control level RBC, calculated in the manner prescribed by the NAIC ("ACL RBC"). Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. The minimum level of TAC before corrective action commences is twice ACL RBC ("Company Action RBC"). TAC for Metropolitan Life Insurance Company and each of its insurance subsidiaries was in excess of four times Company Action RBC for all periods presented.

  Metropolitan Life Insurance Company and its insurance subsidiaries prepare statutory-basis financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance department of their respective state of domicile. The NAIC has adopted the Codification of Statutory Accounting Principles ("Statutory Codification"). Statutory Codification is intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices. Modifications by the various state insurance departments may impact the effect of Statutory Codification on the statutory capital and surplus of Metropolitan Life Insurance Company and its insurance subsidiaries.

  Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt, reporting of reinsurance agreements and valuing securities on a different basis.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  In addition, certain assets are not admitted under statutory accounting principles and are charged directly to surplus. The most significant assets not admitted by the Company are net deferred income tax assets resulting from temporary differences between statutory accounting principles basis and tax basis not expected to reverse and become recoverable within three years.

  Statutory net income (loss) of Metropolitan Life Insurance Company, a New York domiciled insurer, was $1.3 billion, $2.0 billion and $2.1 billion for the years ended December 31, 2012, 2011 and 2010, respectively. Statutory capital and surplus was $14.3 billion and $13.5 billion at December 31, 2012 and 2011, respectively. All such amounts are derived from the statutory-basis financial statements as filed with the New York State Department of Financial Services.

  Statutory net income (loss) of New England Life Insurance Company ("NELICO"), a Massachusetts domiciled insurer, was $79 million, $63 million and $33 million for the years ended December 31, 2012, 2011 and 2010, respectively. Statutory capital and surplus was $539 million and $529 million at December 31, 2012 and 2011, respectively. All such amounts are derived from the statutory-basis financial statements as filed with the Massachusetts State Division of Insurance.

  Statutory net income (loss) of GALIC, a Missouri domiciled insurer, was $19 million, $128 million and $64 million for the years ended December 31, 2012, 2011 and 2010, respectively. Statutory capital and surplus was $873 million and $825 million at December 31, 2012 and 2011, respectively. All such amounts are derived from the statutory-basis financial statements as filed with the Missouri State Department of Insurance.

Dividend Restrictions

  Under New York State Insurance Law, Metropolitan Life Insurance Company is permitted, without prior insurance regulatory clearance, to pay stockholder dividends to MetLife, Inc. as long as the aggregate amount of all such dividends in any calendar year does not exceed the lesser of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year; or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains). Metropolitan Life Insurance Company will be permitted to pay a dividend to MetLife, Inc. in excess of the lesser of such two amounts only if it files notice of its intention to declare such a dividend and the amount thereof with the Superintendent and the Superintendent either approves the distribution of the dividend or does not disapprove the dividend within 30 days of its filing. Under New York State Insurance Law, the Superintendent has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholders. During the year ended December 31, 2012, Metropolitan Life Insurance Company paid a dividend of $1.0 billion. During the year ended December 31, 2011, Metropolitan Life Insurance Company paid a dividend of $1.3 billion, of which $170 million was a transfer of securities. During the year ended December 31, 2010, Metropolitan Life Insurance Company paid a dividend of $631 million, of which $399 million was a transfer of securities. Based on amounts at December 31, 2012, Metropolitan Life Insurance Company could pay a stockholder dividend in 2013 of $1.4 billion without prior approval of the Superintendent.

  Under Massachusetts State Insurance Law, NELICO is permitted, without prior insurance regulatory clearance, to pay a stockholder dividend to Metropolitan Life Insurance Company as long as the aggregate amount of all such dividends, when aggregated with all other dividends paid in the preceding 12 months, does not exceed the greater of: (i) 10 % of its surplus to policyholders at the end of the immediately preceding calendar year; or (ii) its statutory net gain from operations for the immediately preceding calendar year. NELICO will be permitted to pay a dividend to Metropolitan Life Insurance Company in excess of the greater of such two

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

amounts only if it files notice of the declaration of such a dividend and the amount thereof with the Massachusetts Commissioner of Insurance (the "Massachusetts Commissioner") and the Massachusetts Commissioner either approves the distribution of the dividend or does not disapprove the distribution within 30 days of its filing. In addition, any dividend that exceeds unassigned funds (surplus) as of the last filed annual statutory statement requires insurance regulatory approval. Under Massachusetts State Insurance Law, the Massachusetts Commissioner has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholders. During the years ended December 31, 2012, 2011 and 2010, NELICO paid a dividend of $46 million, $107 million and $84 million, respectively. Based on amounts at December 31, 2012, NELICO could pay a stockholder dividend in 2013 of $77 million without prior approval of the Massachusetts Commissioner.

  Under Missouri State Insurance Law, GALIC is permitted, without prior insurance regulatory clearance, to pay a stockholder dividend to Metropolitan Life Insurance Company as long as the amount of the dividend when aggregated with all other dividends in the preceding 12 months does not exceed the greater of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year; or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding net realized capital gains). GALIC will be permitted to pay a cash dividend to Metropolitan Life Insurance Company in excess of the greater of such two amounts only if it files notice of the declaration of such a dividend and the amount thereof with the Missouri Director of Insurance (the "Missouri Director") and the Missouri Director either approves the distribution of the dividend or does not disapprove the distribution within 30 days of its filing. In addition, any dividend that exceeds earned surplus (defined by the Company as "unassigned funds (surplus)") as of the last filed annual statutory statement requires insurance regulatory approval. Under Missouri State Insurance Law, the Missouri Director has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholders. During the year ended December 31, 2012, GALIC did not pay dividends to Metropolitan Life Insurance Company. During the year ended December 31, 2011, GALIC paid an extraordinary cash dividend to GenAmerica Financial, LLC ("GenAmerica"), its former parent, of $183 million and GenAmerica subsequently paid an ordinary dividend to Metropolitan Life Insurance Company of $183 million. During the year ended December 31, 2010, GALIC paid a dividend to GenAmerica, which was subsequently paid by GenAmerica to Metropolitan Life Insurance Company, of $149 million. Based on amounts at December 31, 2012, GALIC could pay a stockholder dividend in 2013 of $86 million without prior approval of the Missouri Director.

  For the years ended December 31, 2012, 2011 and 2010, Metropolitan Life Insurance Company received dividends from non-insurance subsidiaries of $87 million, $518 million and $248 million, respectively.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


 Other Comprehensive Income (Loss)

  The following table sets forth the balance and changes in AOCI including reclassification adjustments required for the years ended December 31, 2012, 2011 and 2010 in OCI that are included as part of net income for the current year that have been reported as a part of OCI in the current or prior year:

                                                                                        Years Ended December 31,
                                                                                    --------------------------------
                                                                                       2012       2011       2010
                                                                                    ---------- ---------- ----------
                                                                                             (In millions)
Holding gains (losses) on investments arising during the year...................... $    4,825 $    9,190 $    7,350
Income tax effect of holding gains (losses)........................................    (1,688)    (3,219)    (2,568)
Reclassification adjustments for recognized holding (gains) losses included in
 current year income...............................................................        120       (45)      (545)
Income tax effect of reclassification adjustments..................................       (42)         16        190
Allocation of holding (gains) losses on investments relating to other policyholder
 amounts...........................................................................    (2,684)    (5,375)    (2,153)
Income tax effect of allocation of holding (gains) losses to other policyholder
 amounts...........................................................................        940      1,883        752
                                                                                    ---------- ---------- ----------
Net unrealized investment gains (losses), net of income tax........................      1,471      2,450      3,026
Foreign currency translation adjustments, net of income tax expense (benefit)
 of ($11) million, $3 million and ($13) million....................................       (19)          3       (16)
Defined benefit plans adjustment, net of income tax expense (benefit)
 of ($268) million, ($249) million and $63 million.................................      (498)      (422)         98
                                                                                    ---------- ---------- ----------
Other comprehensive income (loss), net of income tax...............................        954      2,031      3,108
Other comprehensive income (loss) attributable to noncontrolling interests.........         --         --        (6)
                                                                                    ---------- ---------- ----------
Other comprehensive income (loss) attributable to Metropolitan Life Insurance
 Company, excluding cumulative effect of change in accounting principle............        954      2,031      3,102
Cumulative effect of change in accounting principle, net of income tax expense
 (benefit) of $0, $0 and $6 million (see Note 1)...................................         --         --         10
                                                                                    ---------- ---------- ----------
Other comprehensive income (loss) attributable to Metropolitan Life Insurance
 Company........................................................................... $      954 $    2,031 $    3,112
                                                                                    ========== ========== ==========

14. Other Expenses

  Information on other expenses was as follows:

                                                              Years Ended December 31,
                                                            ----------------------------
                                                              2012      2011      2010
                                                            --------  --------  --------
                                                                    (In millions)
Compensation............................................... $  2,426  $  2,260  $  2,230
Pension, postretirement and postemployment benefit costs...      285       330       331
Commissions................................................      769       724       651
Volume-related costs.......................................      241       196       173
Affiliated interest costs on ceded and assumed reinsurance.    1,209     1,393     1,386
Capitalization of DAC......................................     (632)     (724)     (640)
Amortization of DAC and VOBA...............................      991       875       809
Interest expense on debt and debt issuance costs...........      152       194       217
Premium taxes, licenses and fees...........................      294       302       288
Professional services......................................      946       832       743
Rent, net of sublease income...............................      123       129       147
Other......................................................     (410)      (40)      (53)
                                                            --------  --------  --------
  Total other expenses..................................... $  6,394  $  6,471  $  6,282
                                                            ========  ========  ========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


Capitalization of DAC and Amortization of DAC and VOBA

  See Note 1 for information on the retrospective application of the adoption of new accounting guidance related to DAC. See Note 5 for additional information on DAC and VOBA including impacts of capitalization and amortization. See also Note 7 for a description of the DAC amortization impact associated with the closed block.

Interest Expense on Debt and Debt Issuance Costs

  Interest expense on debt and debt issuance costs includes interest expense (see Note 12) and interest expense related to CSEs (see Note 8).

Affiliated Expenses

  Commissions, capitalization of DAC and amortization of DAC and VOBA include the impact of affiliated reinsurance transactions. See Notes 6, 12 and 18 for a discussion of affiliated expenses included in the table above.

Restructuring Charges

  MetLife, Inc. commenced in 2012 an enterprise-wide strategic initiative. This global strategy focuses on leveraging MetLife, Inc. and its subsidiaries' scale to improve the value they provide to customers and shareholders in order to reduce costs, enhance revenues, achieve efficiencies and reinvest in their technology, platforms and functionality to improve their current operations and develop new capabilities.

  These restructuring charges are included in other expenses. As the expenses relate to an enterprise-wide initiative, they are reported in Corporate & Other. Estimated restructuring costs may change as management continues to execute this enterprise-wide strategic initiative. Such restructuring charges, primarily related to severance, which were allocated to the Company were as follows:

                                                                      Year Ended December 31, 2012
                                                                    ------------------------------
                                                                            (In millions)
Balance at January 1,..............................................   $                       --
Restructuring charges..............................................                          119
Cash payments......................................................                         (97)
                                                                    ------------------------------
Balance at December 31,............................................   $                       22
                                                                    ==============================
Total restructuring charges incurred since inception of initiative.   $                      119
                                                                    ==============================

  Management anticipates further restructuring charges including severance, lease and asset impairments, through the year ending December 31, 2014. However, such restructuring plans were not sufficiently developed to enable MetLife, Inc. to make an estimate of such restructuring charges at December 31, 2012.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


15. Employee Benefit Plans

Pension and Other Postretirement Benefit Plans

  The Company sponsors and administers various U.S. qualified and non-qualified defined benefit pension plans and other postretirement employee benefit plans covering employees and sales representatives who meet specified eligibility requirements. Pension benefits are provided utilizing either a traditional formula or cash balance formula. The traditional formula provides benefits based upon years of credited service and final average earnings. The cash balance formula utilizes hypothetical or notional accounts which credit participants with benefits equal to a percentage of eligible pay, as well as earnings credits, determined annually based upon the average annual rate of interest on 30-year U.S. Treasury securities, for each account balance. At December 31, 2012, the majority of active participants were accruing benefits under the cash balance formula; however, approximately 90% of the Company's obligations result from benefits calculated with the traditional formula. The non-qualified pension plans provide supplemental benefits in excess of limits applicable to a qualified plan. Participating affiliates are allocated a proportionate share of net expense related to the plans as well as contributions made to the plans.

  The Company also provides certain postemployment benefits and certain postretirement medical and life insurance benefits for retired employees. Employees of the Company who were hired prior to 2003 (or, in certain cases, rehired during or after 2003) and meet age and service criteria while working for the Company may become eligible for these other postretirement benefits, at various levels, in accordance with the applicable plans. Virtually all retirees, or their beneficiaries, contribute a portion of the total costs of postretirement medical benefits. Employees hired after 2003 are not eligible for any employer subsidy for postretirement medical benefits. Participating affiliates are allocated a proportionate share of net expense and contributions related to the postemployment and other postretirement plans.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


 Obligations and Funded Status

                                                                                    Other
                                                              Pension          Postretirement
                                                           Benefits (1)           Benefits
                                                       --------------------- -------------------
                                                                     December 31,
                                                       -----------------------------------------
                                                          2012       2011       2012      2011
                                                       ---------- ---------- ---------- --------
                                                                     (In millions)
Change in benefit obligations:
Benefit obligations at January 1,..................... $    7,867 $    6,690 $    2,106 $  1,819
 Service costs........................................        197        165         36       16
 Interest costs.......................................        384        384        103      107
 Plan participants' contributions.....................         --         --         29       28
 Net actuarial (gains) losses.........................        944        897        261      269
 Plan amendments, change in benefits, and other (2)...         --        128         --       --
 Net transfer in (out) of controlled group............         --       (12)         --       --
 Benefits paid........................................      (455)      (385)      (133)    (133)
                                                       ---------- ---------- ---------- --------
Benefit obligations at December 31,...................      8,937      7,867      2,402    2,106
                                                       ---------- ---------- ---------- --------
Change in plan assets:
Fair value of plan assets at January 1,...............      6,699      5,976      1,240    1,184
 Actual return on plan assets.........................        695        787        105       81
 Plan amendments, change in benefits, and other (2)...         --        110         --       --
 Plan participants' contributions.....................         --         --         29       28
 Employer contributions...............................        451        223         79       80
 Net transfer in (out) of controlled group............         --       (12)         --       --
 Benefits paid........................................      (455)      (385)      (133)    (133)
                                                       ---------- ---------- ---------- --------
Fair value of plan assets at December 31,.............      7,390      6,699      1,320    1,240
                                                       ---------- ---------- ---------- --------
 Over (under) funded status at December 31,........... $  (1,547) $  (1,168) $  (1,082) $  (866)
                                                       ========== ========== ========== ========
Amounts recognized in the consolidated balance sheets
  consist of:
 Other assets......................................... $       -- $       -- $       -- $     --
 Other liabilities....................................    (1,547)    (1,168)    (1,082)    (866)
                                                       ---------- ---------- ---------- --------
   Net amount recognized.............................. $  (1,547) $  (1,168) $  (1,082) $  (866)
                                                       ========== ========== ========== ========
Accumulated other comprehensive (income) loss:
 Net actuarial (gains) losses......................... $    2,918 $    2,403 $      796 $    621
 Prior service costs (credit).........................         23         29       (74)    (179)
                                                       ---------- ---------- ---------- --------
   Accumulated other comprehensive (income) loss,
     before income tax................................ $    2,941 $    2,432 $      722 $    442
                                                       ========== ========== ========== ========
Accumulated Benefit Obligation........................ $    8,381 $    7,438        N/A      N/A
                                                       ========== ==========

--------

(1)Includes non-qualified unfunded plans, for which the aggregate projected benefit obligation was $1.1 billion and $997 million at December 31, 2012 and 2011, respectively.

(2)During 2011, the Company became the sole sponsor of a certain qualified defined pension plan. Accordingly, the Company transitioned its accounting for that plan from a multiemployer to a single employer plan as of December 31, 2011.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  The aggregate pension accumulated benefit obligation and aggregate fair value of plan assets for pension benefit plans with accumulated benefit obligations in excess of plan assets was as follows:

                                                  December 31,
                                                -----------------
                                                  2012     2011
                                                -------- --------
                                                  (In millions)
               Projected benefit obligations... $  1,282 $  1,129
               Accumulated benefit obligations. $  1,127 $  1,011
               Fair value of plan assets....... $    123 $    110

  Information for pension and other postretirement benefit plans with a projected benefit obligation in excess of plan assets were as follows:

                                                              Other
                                           Pension       Postretirement
                                          Benefits          Benefits
                                      ----------------- -----------------
                                                 December 31,
                                      -----------------------------------
                                        2012     2011     2012     2011
                                      -------- -------- -------- --------
                                                 (In millions)
       Projected benefit obligations. $  8,937 $  7,867 $  2,402 $  2,106
       Fair value of plan assets..... $  7,390 $  6,699 $  1,320 $  1,240

 Net Periodic Benefit Costs

  Net periodic benefit cost is determined using management estimates and actuarial assumptions to derive service cost, interest cost, and expected return on plan assets for a particular year. Net periodic benefit cost also includes the applicable amortization of net actuarial gains (losses) and amortization of any prior service cost (credit).

  The obligations and expenses associated with these plans require an extensive use of assumptions such as the discount rate, expected rate of return on plan assets, rate of future compensation increases, healthcare cost trend rates, as well as assumptions regarding participant demographics such as rate and age of retirements, withdrawal rates and mortality. Management, in consultation with its external consulting actuarial firms, determines these assumptions based upon a variety of factors such as historical performance of the plan and its assets, currently available market and industry data and expected benefit payout streams. The assumptions used may differ materially from actual results due to, among other factors, changing market and economic conditions and changes in participant demographics. These differences may have a significant effect on the Company's consolidated financial statements and liquidity.

  Net periodic pension costs and net periodic other postretirement benefit plan costs are comprised of the following:

  . Service Costs -- Service costs are the increase in the projected (expected) PBO resulting from benefits payable to employees of the Company on service rendered during the current year.

  . Interest Costs -- Interest costs are the time value adjustment on the projected (expected) PBO at the end of each year.

  . Settlement and Curtailment Costs -- The aggregate amount of net gains (losses) recognized in net periodic benefit costs due to settlements and curtailments. Settlements result from actions that relieve/

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

     eliminate the plan's responsibility for benefit obligations or risks associated with the obligations or assets used for the settlement. Curtailments result from an event that significantly reduces/eliminates plan participants' expected years of future services or benefit accruals.

  . Expected Return on Plan Assets -- Expected return on plan assets is the assumed return earned by the accumulated pension and other postretirement fund assets in a particular year.

  . Amortization of Net Actuarial Gains (Losses) -- Actuarial gains and losses result from differences between the actual experience and the expected experience on pension and other postretirement plan assets or projected (expected) PBO during a particular period. These gains and losses are accumulated and, to the extent they exceed 10% of the greater of the PBO or the fair value of plan assets, the excess is amortized into pension and other postretirement benefit costs over the expected service years of the employees.

  . Amortization of Prior Service Costs (Credit) -- These costs relate to the recognition of increases or decreases in pension and other postretirement benefit obligation due to amendments in plans or initiation of new plans. These increases or decreases in obligation are recognized in AOCI at the time of the amendment. These costs are then amortized to pension and other postretirement benefit costs over the expected service years of the employees affected by the change.

  The Company's proportionate share of components of net periodic benefit costs and other changes in plan assets and benefit obligations recognized in OCI were as follows:

                                                     Pension Benefits     Other Postretirement Benefits
                                                  ----------------------- -----------------------------
                                                             Years Ended December 31,
                                                  -----------------------------------------------------
                                                   2012    2011    2010    2012       2011      2010
                                                  ------- ------- -------  -------    -------   ------
                                                                  (In millions)
Net Periodic Benefit Costs:
 Service costs................................... $   190 $   165 $   150 $    30    $    16   $   17
 Interest costs..................................     374     384     375      95        107      111
 Settlement and curtailment costs................      --      --       8      --         --       --
 Expected return on plan assets..................   (448)   (423)   (422)    (75)       (76)     (79)
 Amortization of net actuarial (gains) losses....     182     189     192      52         42       38
 Amortization of prior service costs (credit)....       6       3       6    (95)      (108)     (83)
                                                  ------- ------- -------  -------    -------   ------
   Total net periodic benefit costs (credit).....     304     318     309       7       (19)        4
                                                  ------- ------- -------  -------    -------   ------
Other Changes in Plan Assets and Benefit
  Obligations Recognized in Other
  Comprehensive Income (Loss):
 Net actuarial (gains) losses....................     705     532      24     232        264       49
 Prior service costs (credit)....................      --      18      --      --         --     (81)
 Amortization of net actuarial gains (losses)....   (189)   (189)   (192)    (57)       (42)     (38)
 Amortization of prior service (costs) credit....     (6)     (3)     (6)     104        108       83
                                                  ------- ------- -------  -------    -------   ------
   Total recognized in other comprehensive
     income (loss)...............................     510     358   (174)     279        330       13
                                                  ------- ------- -------  -------    -------   ------
     Total recognized in net periodic benefit
       costs and other comprehensive income
       (loss).................................... $   814 $   676 $   135 $   286    $   311   $   17
                                                  ======= ======= =======  =======    =======   ======

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  For the year ended December 31, 2012, included within OCI were other changes in plan assets and benefit obligations associated with pension benefits of $510 million and other postretirement benefits of $279 million for an aggregate reduction in OCI of $789 million before income tax and $512 million, net of income tax.

  The estimated net actuarial (gains) losses and prior service costs (credit) for the pension plans and the defined benefit other postretirement benefit plans that will be amortized from AOCI into net periodic benefit costs over the next year are $216 million and $6 million, and $73 million and ($75) million, respectively.

  The Medicare Modernization Act of 2003 created various subsidies for sponsors of retiree drug programs. Two common ways of providing subsidies were the Retiree Drug Subsidy ("RDS") and Medicare Part D Prescription Drug Plans ("PDP"). From 2006 through 2010, the Company applied for and received the RDS each year. The RDS program provides the subsidy through cash payments made by Medicare to the Company, resulting in smaller net claims paid by the Company. A summary of the reduction to the APBO and the related reduction to the components of net periodic other postretirement benefits plan costs resulting from receipt of the RDS is presented below. As of January 1, 2011, as a result of changes made under the Patient Protection and Affordable Care Act of 2010, the Company, no longer applies for the RDS. Instead it has joined PDP and will indirectly receive Medicare subsidies in the form of smaller gross benefit payments for prescription drug coverage.

                                                                      December 31, 2010
                                                                    -------------------
                                                                       (In millions)
Cumulative reduction in other postretirement benefits obligations:
 Balance at January 1,.............................................   $          247
 Service costs.....................................................                3
 Interest costs....................................................               16
 Net actuarial (gains) losses......................................            (255)
 Expected prescription drug subsidy................................             (11)
                                                                      --------------
 Balance at December 31,...........................................   $           --
                                                                      ==============

                                                                   Year Ended
                                                                 December 31, 2010
                                                               -------------------
                                                                  (In millions)
Reduction in net periodic other postretirement benefit costs:
 Service costs................................................   $            3
 Interest costs...............................................               16
 Amortization of net actuarial (gains) losses.................               10
                                                                 --------------
   Total reduction in net periodic benefit costs..............   $           29
                                                                 ==============

  The Company did not receive subsidies for the year ended December 31, 2012. The Company received subsidies of $3 million and $8 million for the years ended December 31, 2011 and 2010, respectively.

Assumptions

  Assumptions used in determining benefit obligations were as follows:

                                              Pension Benefits     Other Postretirement Benefits
                                           ----------------------  ----------------------------
                                                      December 31,
                                           ----------------------------------------------------
                                              2012        2011     2012           2011
                                           ----------  ----------  ----           ----
  Weighted average discount rate..........    4.20%       4.95%    4.20%          4.95%
  Rate of compensation increase........... 3.50%-7.50% 3.50%-7.50%  N/A            N/A

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  Assumptions used in determining net periodic benefit costs were as follows:

                                            Pension Benefits           Other Postretirement Benefits
                                   ----------------------------------- -----------------------------
                                                       December 31,
                                   ----------------------------------------------------------------
                                      2012        2011        2010     2012      2011      2010
                                   ----------- ----------- -----------   -----   ----      ----
Weighted average discount rate....    4.95%       5.80%       6.25%    4.95%     5.80%     6.25%
Weighted average expected rate of
  return onplan assets............    7.00%       7.25%       8.00%    6.26%     7.25%     7.20%
Rate of compensation increase..... 3.50%-7.50% 3.50%-7.50% 3.50%-7.50%  N/A       N/A       N/A

  The weighted average discount rate is determined annually based on the yield, measured on a yield to worst basis, of a hypothetical portfolio constructed of high quality debt instruments available on the valuation date, which would provide the necessary future cash flows to pay the aggregate projected benefit obligation when due.

  The weighted average expected rate of return on plan assets is based on anticipated performance of the various asset sectors in which the plan invests, weighted by target allocation percentages. Anticipated future performance is based on long-term historical returns of the plan assets by sector, adjusted for the Company's long-term expectations on the performance of the markets. While the precise expected rate of return derived using this approach will fluctuate from year to year, the Company's policy is to hold this long-term assumption constant as long as it remains within reasonable tolerance from the derived rate.

  The weighted average expected rate of return on plan assets for use in that plan's valuation in 2013 is currently anticipated to be 6.25% for pension benefits and 5.75% for other postretirement benefits.

  The assumed healthcare costs trend rates used in measuring the APBO and net periodic benefit costs were as follows:

                                                      December 31,
                       --------------------------------------------------------------------------
                                        2012                                 2011
                       -------------------------------------- -----------------------------------
                       7.8% in 2013, gradually                7.3% in 2012, gradually
                       decreasing each year until 2094        decreasing each year until 2083
                       reaching the ultimate rate of 4.4% for reaching the ultimate rate of 4.3%.
Pre-and Post-Medicare  Pre-Medicare and 4.6% for
  eligible claims..... Post-Medicare.

  Assumed healthcare costs trend rates may have a significant effect on the amounts reported for healthcare plans. A 1% change in assumed healthcare costs trend rates would have the following effects as of December 31, 2012:

                                                                        One Percent  One Percent
                                                                         Increase     Decrease
                                                                       ------------ ------------
                                                                             (In millions)
Effect on total of service and interest costs components..............  $       17  $       (14)
Effect of accumulated postretirement benefit obligations..............  $      309  $      (252)

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


 Plan Assets

  The pension and other postretirement benefit plan assets are categorized into a three-level fair value hierarchy, as defined in Note 10, based upon the significant input with the lowest level in its valuation. The following summarizes the types of assets included within the three-level fair value hierarchy presented below.

                 Level 1 This category includes investments in fixed maturity securities, equity securities, derivative assets, and short-term investments which have unadjusted quoted market prices in active markets for identical assets and liabilities.
                 Level 2  This category includes certain
                          separate accounts that are primarily
                          invested in liquid and readily
                          marketable securities. The estimated
                          fair value of such separate account
                          is based upon reported NAV provided
                          by fund managers and this value
                          represents the amount at which
                          transfers into and out of the
                          respective separate account are
                          effected. These separate accounts
                          provide reasonable levels of price
                          transparency and can be corroborated
                          through observable market data.

                          Certain separate accounts are
                          invested in investment partnerships
                          designated as hedge funds. The values
                          for these separate accounts is
                          determined monthly based on the NAV
                          of the underlying hedge fund
                          investment. Additionally, such hedge
                          funds generally contain lock out or
                          other waiting period provisions for
                          redemption requests to be filled.
                          While the reporting and redemption
                          restrictions may limit the frequency
                          of trading activity in separate
                          accounts invested in hedge funds, the
                          reported NAV, and thus the referenced
                          value of the separate account,
                          provides a reasonable level of price
                          transparency that can be corroborated
                          through observable market data.

                          Directly held investments are
                          primarily invested in U.S. and
                          foreign government and corporate
                          securities.
                 Level 3  This category includes separate
                          accounts that are invested in fixed
                          maturity securities, equity
                          securities, derivative assets and
                          other investments that provide little
                          or no price transparency due to the
                          infrequency with which the underlying
                          assets trade and generally require
                          additional time to liquidate in an
                          orderly manner. Accordingly, the
                          values for separate accounts invested
                          in these alternative asset classes
                          are based on inputs that cannot be
                          readily derived from or corroborated
                          by observable market data.

  The Company provides employees with benefits under various Employee Retirement Income Security Act of 1974 ("ERISA") benefit plans. These include qualified pension plans, postretirement medical plans and certain retiree life insurance coverage. The assets of the Company's qualified pension plans are held in insurance group annuity contracts, and the vast majority of the assets of the postretirement medical plan and backing the retiree life coverage are held in insurance contracts. All of these contracts are issued by the Company and the assets under the contracts are held in insurance separate accounts that have been established by the Company. The underlying assets of the separate accounts are principally comprised of cash and cash equivalents, short term investments, fixed maturity and equity securities, derivatives, real estate, private equity investments and hedge fund investments.

  The insurance contract provider engages investment management firms ("Managers") to serve as sub-advisors for the separate accounts based on the specific investment needs and requests identified by the plan fiduciary. These Managers have portfolio management discretion over the purchasing and selling of securities and other

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

investment assets pursuant to the respective investment management agreements and guidelines established for each insurance separate account. The assets of the qualified pension plans and postretirement medical plans (the "Invested Plans") are well diversified across multiple asset categories and across a number of different Managers, with the intent of minimizing risk concentrations within any given asset category or with any given Manager.

  The Invested Plans, other than those held in participant directed investment accounts, are managed in accordance with investment policies consistent with the longer-term nature of related benefit obligations and within prudent risk parameters. Specifically, investment policies are oriented toward
(i) maximizing the Invested Plan's funded status; (ii) minimizing the volatility of the Invested Plan's funded status; (iii) generating asset returns that exceed liability increases; and (iv) targeting rates of return in excess of a custom benchmark and industry standards over appropriate reference time periods. These goals are expected to be met through identifying appropriate and diversified asset classes and allocations, ensuring adequate liquidity to pay benefits and expenses when due and controlling the costs of administering and managing the Invested Plan's investments. Independent investment consultants are periodically used to evaluate the investment risk of Invested Plan's assets relative to liabilities, analyze the economic and portfolio impact of various asset allocations and management strategies and to recommend asset allocations.

  Derivative contracts may be used to reduce investment risk, to manage duration and to replicate the risk/return profile of an asset or asset class. Derivatives may not be used to leverage a portfolio in any manner, such as to magnify exposure to an asset, asset class, interest rates or any other financial variable. Derivatives are also prohibited for use in creating exposures to securities, currencies, indices or any other financial variable that are otherwise restricted.

  The table below summarizes the actual weighted average allocation of the fair value of total plan assets by asset class at December 31 for the years indicated and the approved target allocation by major asset class at December 31, 2012 for the Invested Plans:

                                                           Pension             Postretirement Medical
                                                   -------------------------- --------------------------
                                                            Actual Allocation          Actual Allocation
                                                            -----------------          -----------------
                                                     Target   2012     2011     Target   2012     2011
                                                   -------- -------  -------  -------- -------  -------
Asset Class:
Fixed maturity securities (1).....................     75%      69%      61%      70%      63%      62%
Equity securities (2).............................     12%      21%      24%      30%      37%      37%
Alternative securities (3)........................     13%      10%      15%       0%      --%       1%
                                                            -------  -------           -------  -------
 Total assets.....................................             100%     100%              100%     100%
                                                            =======  =======           =======  =======

                                                      Postretirement Life
                                                   -------------------------
                                                            Actual Allocation
                                                            ----------------
                                                     Target    2012     2011
                                                   -------- --------  -------
Asset Class:
Fixed maturity securities (1).....................      0%      -- %      --%
Equity securities (2).............................      0%      -- %      --%
Alternative securities (3)........................    100%      100%     100%
                                                            --------  -------
 Total assets.....................................              100%     100%
                                                            ========  =======

----------

(1)Fixed maturity securities include ABS, collateralized mortgage obligations, corporate, federal agency, foreign bonds, mortgage-backed securities, municipals, preferred stocks and U.S. government bonds. Certain prior year amounts have been reclassified from alternative securities into fixed maturity securities to conform to the current year presentation.

(2)Equity securities primarily include common stock of U.S. companies.

(3)Alternative securities primarily include derivative assets, money market securities, short-term investments and other investments. Postretirement life's target and actual allocation of plan assets are all in short-term investments.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  The pension and postretirement plan assets measured at estimated fair value on a recurring basis were determined as described in "-- Plan Assets." These estimated fair values and their corresponding placement in the fair value hierarchy are summarized as follows:

                                                       December 31, 2012
                             ------------------------------------------------------------------------
                                      Pension Benefits              Other Postretirement Benefits
                             -----------------------------------  ------------------------------------
                             Fair Value Measurements at           Fair Value Measurements at
                               Reporting Date Using                Reporting Date Using
                             -------------------------            --------------------------
                                                          Total                                Total
                                                        Estimated                            Estimated
                                                          Fair                                 Fair
                             Level 1   Level 2  Level 3   Value   Level 1  Level 2  Level 3    Value
                             --------  -------- ------- --------- -------  -------  -------  ---------
                                                         (In millions)
Assets:
Fixed maturity securities:
  Corporate................. $     --  $  2,119 $   18  $  2,137  $   --   $  165    $  4    $    169
  U.S. government bonds.....    1,082       150     --     1,232     175        3      --         178
  Foreign bonds.............       --       714      7       721      --       51      --          51
  Federal agencies..........        1       314     --       315      --       26      --          26
  Municipals................       --       242     --       242      --       70       1          71
  Other (1).................       --       460      7       467      --       55       3          58
                             --------  -------- ------  --------  ------   ------    ----    --------
   Total fixed maturity
     securities.............    1,083     3,999     32     5,114     175      370       8         553
                             --------  -------- ------  --------  ------   ------    ----    --------
Equity securities:
  Common stock - domestic...    1,024        36    129     1,189     249        1      --         250
  Common stock - foreign....      339        --     --       339      83       --      --          83
                             --------  -------- ------  --------  ------   ------    ----    --------
   Total equity securities..    1,363        36    129     1,528     332        1      --         333
                             --------  -------- ------  --------  ------   ------    ----    --------
Other investments...........       --       110    419       529      --       --      --          --
Short-term investments......       --       200     --       200      --      432      --         432
Money market securities.....        2         9     --        11       1       --      --           1
Derivative assets...........       --         7      1         8      --        1      --           1
                             --------  -------- ------  --------  ------   ------    ----    --------
   Total assets............. $  2,448  $  4,361 $  581  $  7,390  $  508   $  804    $  8    $  1,320
                             ========  ======== ======  ========  ======   ======    ====    ========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


                                                                   December 31, 2011
                                         ------------------------------------------------------------------------
                                                  Pension Benefits              Other Postretirement Benefits
-                                        -----------------------------------  ------------------------------------
                                         Fair Value Measurements at           Fair Value Measurements at
                                           Reporting Date Using                Reporting Date Using
-                                        -------------------------            --------------------------
                                                                      Total                                Total
                                                                    Estimated                            Estimated
                                                                      Fair                                 Fair
                                         Level 1   Level 2  Level 3   Value   Level 1  Level 2  Level 3    Value
                                         --------  -------- ------- --------- -------  -------  -------  ---------
                                                                     (In millions)
Assets:
Fixed maturity securities:
  Corporate............................. $     --  $  1,820 $   30  $  1,850  $   --   $  139    $   4   $    143
  U.S. government bonds.................      949       176     --     1,125     160        1       --        161
  Foreign bonds.........................       --       200      5       205      --       13       --         13
  Federal agencies......................        1       270     --       271      --       29       --         29
  Municipals............................       --       174     --       174      --       59        1         60
  Other (1).............................       --       445      2       447      --       84        5         89
                                         --------  -------- ------  --------  ------   ------    -----   --------
   Total fixed maturity securities......      950     3,085     37     4,072     160      325       10        495
                                         --------  -------- ------  --------  ------   ------    -----   --------
Equity securities:
  Common stock - domestic...............    1,082        36    194     1,312     240        2       --        242
  Common stock - foreign................      271        --     --       271      55       --       --         55
                                         --------  -------- ------  --------  ------   ------    -----   --------
   Total equity securities..............    1,353        36    194     1,583     295        2       --        297
                                         --------  -------- ------  --------  ------   ------    -----   --------
Other investments.......................       --        65    501       566      --       --       --         --
Short-term investments..................        4       378     --       382       6      435       --        441
Money market securities.................        2        --     --         2      --        1       --          1
Derivative assets.......................       28         9      4        41      --       --        1          1
Other receivables.......................       --        45     --        45      --        4       --          4
Securities receivable...................       --         8     --         8      --        1       --          1
                                         --------  -------- ------  --------  ------   ------    -----   --------
   Total assets......................... $  2,337  $  3,626 $  736  $  6,699  $  461   $  768    $  11   $  1,240
                                         ========  ======== ======  ========  ======   ======    =====   ========

----------

(1)Other primarily includes mortgage-backed securities, collateralized mortgage obligations, and ABS. The prior year amounts have been reclassified into fixed maturity securities to conform to the current year presentation.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  A rollforward of all pension and other postretirement benefit plan assets measured at estimated fair value on a recurring basis using significant unobservable (Level 3) inputs was as follows:

                                     Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                     --------------------------------------------------------------------------------------------------------
                                            Pension Benefits                              Other Postretirement Benefits
-                    -------------------------------------------------------------- -----------------------------------------
                           Fixed Maturity          Equity                                   Fixed Maturity
                             Securities:         Securities:                                 Securities:
-                    --------------------------- -----------                        ------------------------------
                                                   Common
                               Foreign             Stock-       Other    Derivative                                Derivative
                     Corporate  Bonds  Other (1)  Domestic   Investments   Assets   Corporate Municipals Other (1)   Assets
                     --------- ------- --------- ----------- ----------- ---------- --------- ---------- --------- ----------
                                                                  (In millions)
Year Ended
 December 31, 2012:
Balance, January 1,.  $    30  $     5  $     2   $    194    $    501    $     4    $     4   $     1    $     5   $     1
Realized gains
 (losses)...........       --       --       --       (25)          52          4         --        --        (2)         2
Unrealized gains
 (losses)...........      (1)        8        1          9        (38)        (6)         --        --          2       (2)
Purchases, sales,
 issuances and
 settlements, net...     (11)      (6)        4       (49)        (96)        (1)         --        --        (2)       (1)
Transfers into
 and/or out of
 Level 3............       --       --       --         --          --         --         --        --         --        --
                     --------- ------- --------- ----------- ----------- ---------- --------- ---------- --------- ----------
Balance,
 December 31,.......  $    18  $     7  $     7   $    129    $    419    $     1    $     4   $     1    $     3   $    --
                     ========= ======= ========= =========== =========== ========== ========= ========== ========= ==========

                                     Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                     --------------------------------------------------------------------------------------------------------
                                            Pension Benefits                              Other Postretirement Benefits
-                    -------------------------------------------------------------- -----------------------------------------
                           Fixed Maturity          Equity                                   Fixed Maturity
                             Securities:         Securities:                                 Securities:
-                    --------------------------- -----------                        ------------------------------
                                                   Common
                               Foreign             Stock-       Other    Derivative                                Derivative
                     Corporate  Bonds  Other (1)  Domestic   Investments   Assets   Corporate Municipals Other (1)   Assets
                     --------- ------- --------- ----------- ----------- ---------- --------- ---------- --------- ----------
                                                                  (In millions)
Year Ended
 December 31, 2011:
Balance, January 1,.  $    45  $     4  $     2   $    228    $    446    $   (1)    $     4   $     1    $     6   $    --
Realized gains
 (losses)...........       --       --      (1)       (57)          80          1         --        --        (1)        --
Unrealized gains
 (losses)...........      (3)      (2)        1        110          42          6         --        --          1         1
Purchases, sales,
 issuances and
 settlements, net...     (13)        3      (1)       (87)        (67)        (2)         --        --        (1)        --
Transfers into
 and/or out of
 Level 3............        1       --        1         --          --         --         --        --         --        --
                     --------- ------- --------- ----------- ----------- ---------- --------- ---------- --------- ----------
Balance,
 December 31,.......  $    30  $     5  $     2   $    194    $    501    $     4    $     4   $     1    $     5   $     1
                     ========= ======= ========= =========== =========== ========== ========= ========== ========= ==========

                                Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                     ---------------------------------------------------------------------------------------------
                                            Pension Benefits                        Other Postretirement Benefits
-                    -------------------------------------------------------------- ------------------------------
                           Fixed Maturity          Equity                                   Fixed Maturity
                             Securities:         Securities:                                 Securities:
-                    --------------------------- -----------                        ------------------------------
                                                   Common
                               Foreign             Stock-       Other    Derivative
                     Corporate  Bonds  Other (1)  Domestic   Investments   Assets   Corporate Municipals Other (1)
                     --------- ------- --------- ----------- ----------- ---------- --------- ---------- ---------
                                                             (In millions)
Year Ended
 December 31, 2010:
Balance, January 1,.   $  64    $   5   $    66   $    229    $    354    $    --    $    --   $    --     $   9
Realized gains
 (losses)...........      --       --      (11)         --          74          2         --        --       (4)
Unrealized gains
 (losses)...........       7        1        13        (2)         (4)        (2)          1        --         1
Purchases, sales,
 issuances and
 settlements, net...    (17)      (2)      (67)          1          22        (1)         --        --       (1)
Transfers into
 and/or out of
 Level 3............     (9)       --         1         --          --         --          3         1         1
                     --------- ------- --------- ----------- ----------- ---------- --------- ---------- ---------
Balance,
 December 31,.......   $  45    $   4   $     2   $    228    $    446    $   (1)    $     4   $     1     $   6
                     ========= ======= ========= =========== =========== ========== ========= ========== =========

----------

(1)Other includes ABS and collateralized mortgage obligations.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


 Expected Future Contributions and Benefit Payments

  It is the Company's practice to make contributions to the qualified pension plan to comply with minimum funding requirements of ERISA. In accordance with such practice, no contributions are required for 2013. The Company expects to make discretionary contributions to the qualified pension plan of $202 million in 2013. For information on employer contributions, see "--Obligations and Funded Status."

  Benefit payments due under the non-qualified pension plans are primarily funded from the Company's general assets as they become due under the provision of the plans, therefore benefit payments equal employer contributions. The Company expects to make contributions of $61 million to fund the benefit payments in 2013.

  Postretirement benefits are either: (i) not vested under law; (ii) a non-funded obligation of the Company; or (iii) both. Current regulations do not require funding for these benefits. The Company uses its general assets, net of participant's contributions, to pay postretirement medical claims as they come due in lieu of utilizing any plan assets. The Company expects to make contributions of $78 million towards benefit obligations in 2013 to pay postretirement medical claims.

  As noted previously, the Company no longer expects to receive the RDS under the Medicare Modernization Act of 2003 to partially offset payment of such benefits. Instead, the gross benefit payments that will be made under the PDP will already reflect subsidies.

  Gross benefit payments for the next 10 years, which reflect expected future service where appropriate, are expected to be as follows:

                                                                     Other
                                                      Pension    Postretirement
                                                      Benefits      Benefits
                                                    ------------ --------------
                                                           (In millions)
 2013.............................................. $        422   $      113
 2014.............................................. $        457   $      116
 2015.............................................. $        452   $      118
 2016.............................................. $        468   $      119
 2017.............................................. $        493   $      120
 2018-2022......................................... $      2,705   $      617

 Additional Information

  As previously discussed, most of the assets of the pension and other postretirement benefit plans are held in group annuity and life insurance contracts issued by the Company. Total revenues from these contracts recognized in the consolidated statements of operations were $54 million, $47 million and $46 million for the years ended December 31, 2012, 2011 and 2010, respectively, and included policy charges and net investment income from investments backing the contracts and administrative fees. Total investment income (loss), including realized and unrealized gains (losses), credited to the account balances was $867 million, $885 million and $767 million for the years ended December 31, 2012, 2011 and 2010, respectively. The terms of these contracts are consistent in all material respects with those the Company offers to unaffiliated parties that are similarly situated.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  Defined Contribution Plans

  The Company sponsors defined contribution plans for substantially all Company employees under which a portion of employee contributions are matched. The Company contributed $83 million, $73 million and $72 million for the years ended December 31, 2012, 2011 and 2010, respectively.

16. Income Tax

  The provision for income tax from continuing operations was as follows:

                                                     Years Ended December 31,
                                                     ------------------------
                                                       2012     2011    2010
  -                                                  -------- -------- ------
                                                          (In millions)
  Current:
   Federal.......................................... $    675 $    551 $  304
   State and local..................................        2        2      4
   Foreign..........................................      176      116     46
                                                     -------- -------- ------
     Subtotal.......................................      853      669    354
                                                     -------- -------- ------
  Deferred:
   Federal..........................................      346      769    346
   Foreign..........................................    (144)       22     69
                                                     -------- -------- ------
     Subtotal.......................................      202      791    415
                                                     -------- -------- ------
       Provision for income tax expense (benefit)... $  1,055 $  1,460 $  769
                                                     ======== ======== ======

  The reconciliation of the income tax provision at the U.S. statutory rate to the provision for income tax as reported for continuing operations was as follows:

                                                Years Ended December 31,
                                                ------------------------
                                                  2012     2011    2010
                                                -------- -------- ------
                                                     (In millions)
       Tax provision at U.S. statutory rate.... $  1,294 $  1,660 $  878
       Tax effect of:
         Tax-exempt investment income..........    (118)    (102)  (100)
         State and local income tax............        2        3      1
         Prior year tax........................       10       10     48
         Tax credits...........................    (160)    (119)   (72)
         Foreign tax rate differential.........        3        2    (2)
         Change in valuation allowance.........       13       --     13
         Other, net............................       11        6      3
                                                -------- -------- ------
          Provision for income tax expense
            (benefit).......................... $  1,055 $  1,460 $  769
                                                ======== ======== ======

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  Deferred income tax represents the tax effect of the differences between the book and tax basis of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following at:

                                                                 December 31,
                                                             ---------------------
                                                                2012       2011
                                                             ---------- ----------
                                                                 (In millions)
Deferred income tax assets:
  Policyholder liabilities and receivables.................. $    2,495 $    2,558
  Net operating loss carryforwards..........................         35         26
  Employee benefits.........................................      1,075        840
  Capital loss carryforwards................................         17         11
  Tax credit carryforwards..................................        372        249
  Litigation-related and government mandated................        175        200
  Other.....................................................        198         94
                                                             ---------- ----------
   Total gross deferred income tax assets...................      4,367      3,978
  Less: Valuation allowance.................................         52         38
                                                             ---------- ----------
   Total net deferred income tax assets.....................      4,315      3,940
                                                             ---------- ----------
Deferred income tax liabilities:
  Investments, including derivatives........................      2,283      1,754
  DAC.......................................................      1,629      1,876
  Net unrealized investment gains...........................      3,412      2,617
  Other.....................................................         27         17
                                                             ---------- ----------
   Total deferred income tax liabilities....................      7,351      6,264
                                                             ---------- ----------
   Net deferred income tax asset (liability)................ $  (3,036) $  (2,324)
                                                             ========== ==========

  The following table sets forth the domestic, state, and foreign net operating and capital loss carryforwards for tax purposes at December 31, 2012:

                                               Net Operating Loss                 Capital Loss
                                                  Carryforwards                   Carryforwards
                                         ------------------------------- -------------------------------
                                            Amount        Expiration        Amount        Expiration
                                         ------------- ----------------- ------------- -----------------
                                         (In millions)                   (In millions)
Domestic................................   $      30   Beginning in 2018   $      --   N/A
Foreign.................................   $      70   Beginning in 2027   $      50   Beginning in 2014

  Tax credit carryforwards of $372 million at December 31, 2012 will expire beginning in 2021.

  The Company has recorded a valuation allowance increase related to tax benefits of $7 million related to certain state and foreign net operating loss carryforwards and an increase of $7 million related to certain foreign capital loss carryforwards. The valuation allowance reflects management's assessment, based on available information, that it is more likely than not that the deferred income tax asset for certain foreign net operating and capital loss carryforwards and certain state net operating loss carryforwards will not be realized. The tax benefit will be recognized when management believes that it is more likely than not that these deferred income tax assets are realizable.

  The Company files income tax returns with the U.S. federal government and various state and local jurisdictions, as well as foreign jurisdictions. The Company is under continuous examination by the Internal

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

Revenue Service ("IRS") and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years under examination vary by jurisdiction and subsidiary. The Company is no longer subject to U.S. federal, state and local, or foreign income tax examinations in major taxing jurisdictions for years prior to 2003, except for 2000 through 2002 where the IRS has disallowed certain tax credits claimed and the Company continues to protest. The IRS audit cycle for the years 2003 through 2006, which began in April 2010, is expected to conclude in 2013.

  The Company's liability for unrecognized tax benefits may increase or decrease in the next 12 months. A reasonable estimate of the increase or decrease cannot be made at this time. However, the Company continues to believe that the ultimate resolution of the pending issues will not result in a material change to its consolidated financial statements, although the resolution of income tax matters could impact the Company's effective tax rate for a particular future period

  A reconciliation of the beginning and ending amount of unrecognized tax benefits was as follows:

                                                                           Years Ended December 31,
                                                                          --------------------------
                                                                            2012     2011     2010
                                                                          -------- -------- --------
                                                                                (In millions)
Balance at January 1,.................................................... $    525 $    499 $    592
Additions for tax positions of prior years...............................       27       26        2
Reductions for tax positions of prior years..............................      (5)       --     (54)
Additions for tax positions of current year..............................       --        1        2
Reductions for tax positions of current year.............................       --      (1)      (1)
Settlements with tax authorities.........................................     (15)       --     (31)
Lapses of statutes of limitations........................................       --       --     (11)
                                                                          -------- -------- --------
Balance at December 31,.................................................. $    532 $    525 $    499
                                                                          ======== ======== ========
Unrecognized tax benefits that, if recognized would impact the effective
  rate................................................................... $    466 $    459 $    432
                                                                          ======== ======== ========

  The Company classifies interest accrued related to unrecognized tax benefits in interest expense, included within other expenses, while penalties are included in income tax expense.

Interest was as follows:

                                                             Years Ended December 31,
                                                             ----------------------
                                                              2012     2011    2010
                                                             ------   ------- -------
                                                                 (In millions)
Interest recognized in the consolidated statements of
  operations................................................ $    8   $    27 $    27

                                                                       December 31,
                                                                      ---------------
                                                                       2012    2011
                                                                      ------- -------
                                                                       (In millions)
Interest included in other liabilities in the consolidated balance
  sheets............................................................. $   211 $   203

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  The Company had no penalties for the years ended December 31, 2012, 2011 and 2010.

  The U.S. Treasury Department and the IRS have indicated that they intend to address through regulations the methodology to be followed in determining the dividends received deduction ("DRD"), related to variable life insurance and annuity contracts. The DRD reduces the amount of dividend income subject to tax and is a significant component of the difference between the actual tax expense and expected amount determined using the federal statutory tax rate of 35%. Any regulations that the IRS ultimately proposes for issuance in this area will be subject to public notice and comment, at which time insurance companies and other interested parties will have the opportunity to raise legal and practical questions about the content, scope and application of such regulations. As a result, the ultimate timing and substance of any such regulations are unknown at this time. For the years ended December 31, 2012 and 2011, the Company recognized an income tax benefit of $70 million and $69 million, respectively, related to the separate account DRD. The 2012 benefit included a benefit of $2 million related to a true-up of the 2011 tax return. The 2011 benefit included a benefit of $4 million related to a true-up of the 2010 tax return.

17.  Contingencies, Commitments and Guarantees

Contingencies

  Litigation

  The Company is a defendant in a large number of litigation matters. In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages or other relief. Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding reasonably possible verdicts in the jurisdiction for similar matters. This variability in pleadings, together with the actual experience of the Company in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

  Due to the vagaries of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time may normally be difficult to ascertain. Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal. Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

  The Company establishes liabilities for litigation and regulatory loss contingencies when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Liabilities have been established for a number of the matters noted below. It is possible that some of the matters could require the Company to pay damages or make other expenditures or establish accruals in amounts that could not be estimated at December 31, 2012. While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known to management, management does not believe any such charges are likely to have a material effect on the Company's financial position.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  Matters as to Which an Estimate Can Be Made

  For some of the matters disclosed below, the Company is able to estimate a reasonably possible range of loss. For such matters where a loss is believed to be reasonably possible, but not probable, no accrual has been made. As of December 31, 2012, the Company estimates the aggregate range of reasonably possible losses in excess of amounts accrued for these matters to be $0 to $235 million.

  Matters as to Which an Estimate Cannot Be Made

  For other matters disclosed below, the Company is not currently able to estimate the reasonably possible loss or range of loss. The Company is often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, the Company reviews relevant information with respect to litigation contingencies and updates its accruals, disclosures and estimates of reasonably possible losses or ranges of loss based on such reviews.

  Asbestos-Related Claims

  Metropolitan Life Insurance Company is and has been a defendant in a large number of asbestos-related suits filed primarily in state courts. These suits principally allege that the plaintiff or plaintiffs suffered personal injury resulting from exposure to asbestos and seek both actual and punitive damages. Metropolitan Life Insurance Company has never engaged in the business of manufacturing, producing, distributing or selling asbestos or asbestos-containing products nor has Metropolitan Life Insurance Company issued liability or workers' compensation insurance to companies in the business of manufacturing, producing, distributing or selling asbestos or asbestos-containing products. The lawsuits principally have focused on allegations with respect to certain research, publication and other activities of one or more of Metropolitan Life Insurance Company's employees during the period from the 1920's through approximately the 1950's and allege that Metropolitan Life Insurance Company learned or should have learned of certain health risks posed by asbestos and, among other things, improperly publicized or failed to disclose those health risks. Metropolitan Life Insurance Company believes that it should not have legal liability in these cases. The outcome of most asbestos litigation matters, however, is uncertain and can be impacted by numerous variables, including differences in legal rulings in various jurisdictions, the nature of the alleged injury and factors unrelated to the ultimate legal merit of the claims asserted against Metropolitan Life Insurance Company. Metropolitan Life Insurance Company employs a number of resolution strategies to manage its asbestos loss exposure, including seeking resolution of pending litigation by judicial rulings and settling individual or groups of claims or lawsuits under appropriate circumstances.

  Claims asserted against Metropolitan Life Insurance Company have included negligence, intentional tort and conspiracy concerning the health risks associated with asbestos. Metropolitan Life Insurance Company's defenses (beyond denial of certain factual allegations) include that: (i) Metropolitan Life Insurance Company owed no duty to the plaintiffs-- it had no special relationship with the plaintiffs and did not manufacture, produce, distribute or sell the asbestos products that allegedly injured plaintiffs;
(ii) plaintiffs did not rely on any actions of Metropolitan Life Insurance Company; (iii) Metropolitan Life Insurance Company's conduct was not the cause of the plaintiffs' injuries; (iv) plaintiffs' exposure occurred after the dangers of asbestos were known; and (v) the applicable time with respect to filing suit has expired. During the course of the litigation, certain trial

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

courts have granted motions dismissing claims against Metropolitan Life Insurance Company, while other trial courts have denied Metropolitan Life Insurance Company's motions to dismiss. There can be no assurance that Metropolitan Life Insurance Company will receive favorable decisions on motions in the future. While most cases brought to date have settled, Metropolitan Life Insurance Company intends to continue to defend aggressively against claims based on asbestos exposure, including defending claims at trials.

  The approximate total number of asbestos personal injury claims pending against Metropolitan Life Insurance Company as of the dates indicated, the approximate number of new claims during the years ended on those dates and the approximate total settlement payments made to resolve asbestos personal injury claims at or during those years are set forth in the following table:

                                                                     December 31,
                                                             --------------------------------------
                                                               2012         2011         2010
                                                              ---------    ---------    ---------
                                                             (In millions, except number of claims)
Asbestos personal injury claims at year end.................    65,812       66,747       68,513
Number of new claims during the year........................     5,303        4,972        5,670
Settlement payments during the year (1)..................... $    36.4    $    34.2    $    34.9

--------

(1)Settlement payments represent payments made by Metropolitan Life Insurance Company during the year in connection with settlements made in that year and in prior years. Amounts do not include Metropolitan Life Insurance Company's attorneys' fees and expenses and do not reflect amounts received from insurance carriers.

  In 2009, Metropolitan Life Insurance Company received 3,910 new claims, ending the year with a total of 68,804 claims, and paid $37.6 million for settlements reached in 2009 and prior years. In 2008, Metropolitan Life Insurance Company received 5,063 new claims, ending the year with a total of 74,027 claims, and paid $99 million for settlements reached in 2008 and prior years. In 2007, Metropolitan Life Insurance Company received 7,161 new claims, ending the year with a total of 79,717 claims, and paid $28.2 million for settlements reached in 2007 and prior years. In 2006, Metropolitan Life Insurance Company received 7,870 new claims, ending the year with a total of 87,070 claims, and paid $35.5 million for settlements reached in 2006 and prior years. In 2005, Metropolitan Life Insurance Company received 18,500 new claims, ending the year with a total of 100,250 claims, and paid $74.3 million for settlements reached in 2005 and prior years. In 2004, Metropolitan Life Insurance Company received 23,900 new claims, ending the year with a total of 108,000 claims, and paid $85.5 million for settlements reached in 2004 and prior years. In 2003, Metropolitan Life Insurance Company received 58,750 new claims, ending the year with a total of 111,700 claims, and paid $84.2 million for settlements reached in 2003 and prior years. The number of asbestos cases that may be brought, the aggregate amount of any liability that Metropolitan Life Insurance Company may incur, and the total amount paid in settlements in any given year are uncertain and may vary significantly from year to year.

  The ability of Metropolitan Life Insurance Company to estimate its ultimate asbestos exposure is subject to considerable uncertainty, and the conditions impacting its liability can be dynamic and subject to change. The availability of reliable data is limited and it is difficult to predict the numerous variables that can affect liability estimates, including the number of future claims, the cost to resolve claims, the disease mix and severity of disease in pending and future claims, the impact of the number of new claims filed in a particular jurisdiction and variations in the law in the jurisdictions in which claims are filed, the possible impact of tort reform efforts, the willingness of courts to allow plaintiffs to pursue claims against Metropolitan Life Insurance Company when

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

exposure to asbestos took place after the dangers of asbestos exposure were well known, and the impact of any possible future adverse verdicts and their amounts.

  The ability to make estimates regarding ultimate asbestos exposure declines significantly as the estimates relate to years further in the future. In the Company's judgment, there is a future point after which losses cease to be probable and reasonably estimable. It is reasonably possible that the Company's total exposure to asbestos claims may be materially greater than the asbestos liability currently accrued and that future charges to income may be necessary. While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known by management, management does not believe any such charges are likely to have a material effect on the Company's financial position.

  The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for asbestos-related claims. Metropolitan Life Insurance Company's recorded asbestos liability is based on its estimation of the following elements, as informed by the facts presently known to it, its understanding of current law and its past experiences: (i) the probable and reasonably estimable liability for asbestos claims already asserted against Metropolitan Life Insurance Company, including claims settled but not yet paid; (ii) the probable and reasonably estimable liability for asbestos claims not yet asserted against Metropolitan Life Insurance Company, but which Metropolitan Life Insurance Company believes are reasonably probable of assertion; and (iii) the legal defense costs associated with the foregoing claims. Significant assumptions underlying Metropolitan Life Insurance Company's analysis of the adequacy of its recorded liability with respect to asbestos litigation include: (i) the number of future claims; (ii) the cost to resolve claims; and (iii) the cost to defend claims.

  Metropolitan Life Insurance Company reevaluates on a quarterly and annual basis its exposure from asbestos litigation, including studying its claims experience, reviewing external literature regarding asbestos claims experience in the United States, assessing relevant trends impacting asbestos liability and considering numerous variables that can affect its asbestos liability exposure on an overall or per claim basis. These variables include bankruptcies of other companies involved in asbestos litigation, legislative and judicial developments, the number of pending claims involving serious disease, the number of new claims filed against it and other defendants and the jurisdictions in which claims are pending. As previously disclosed, in 2002 Metropolitan Life Insurance Company increased its recorded liability for asbestos related claims by $402 million from $820 million to $1.2 billion. Based upon its regular reevaluation of its exposure from asbestos litigation, Metropolitan Life Insurance Company has updated its liability analysis for asbestos-related claims through December 31, 2012.

 Regulatory Matters

  The Company receives and responds to subpoenas or other inquiries from state regulators, including state insurance commissioners; state attorneys general or other state governmental authorities; federal regulators, including the U.S. Securities and Exchange Commission ("SEC"); federal governmental authorities, including congressional committees; and the Financial Industry Regulatory Authority ("FINRA") seeking a broad range of information. The issues involved in information requests and regulatory matters vary widely. The Company cooperates in these inquiries.

  United States of America v. EME Homer City Generation, L.P., et al. (W.D. Pa., filed January 4, 2011). On January 4, 2011, the U.S. commenced a civil action in United States District Court for the Western District of Pennsylvania against EME Homer City Generation L.P. ("EME Homer City"), Homer City OL6 LLC, and other defendants regarding the operations of the Homer City Generating Station, an electricity generating facility. At

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

the time the action was commenced, Homer City OL6 LLC, an entity owned by Metropolitan Life Insurance Company, was a passive investor with a non-controlling interest in the electricity generating facility, which was solely operated by the lessee, EME Homer City. In a 2012 transaction, ownership of the electricity generating facility was transferred to Homer City Generation, L.P., and Homer City OL6 LLC was merged into Homer City Generation, L.P. Metropolitan Life Insurance Company is a limited partner in Homer City Generation, L.P. The complaint sought injunctive relief and assessment of civil penalties for alleged violations of the federal Clean Air Act and Pennsylvania's State Implementation Plan. The alleged violations were the subject of Notices of Violations ("NOVs") that the Environmental Protection Agency ("EPA") issued to EME Homer City, Homer City OL6 LLC, and others in June 2008 and May 2010. On January 7, 2011, the United States District Court for the Western District of Pennsylvania granted the motion by the Pennsylvania Department of Environmental Protection and the State of New York to intervene in the lawsuit as additional plaintiffs. On February 16, 2011, the State of New Jersey filed an Intervenor's Complaint in the lawsuit. On October 12, 2011, the court issued an order dismissing the U.S.'s lawsuit with prejudice. The Government entities have appealed from the order granting defendants' motion to dismiss. EME Homer City acknowledged its obligation to indemnify the owners of the electricity generating facility for any claims relating to the NOVs. The Sierra Club, which in a February 13, 2012 letter to the operator and owners of the electricity generating facility had stated its intent to sue for alleged violations of the Clean Air Act, subsequently indicated that it does not intend to commence suit. As a result of the change in the ownership structure, the parties to the proceeding no longer include a subsidiary of Metropolitan Life Insurance Company.

  In the Matter of Chemform, Inc. Site, Pompano Beach, Broward County, Florida. In July 2010, the EPA advised Metropolitan Life Insurance Company that it believed payments were due under two settlement agreements, known as "Administrative Orders on Consent," that New England Mutual Life Insurance Company ("New England Mutual") signed in 1989 and 1992 with respect to the cleanup of a Superfund site in Florida (the "Chemform Site"). The EPA originally contacted Metropolitan Life Insurance Company (as successor to New England Mutual) and a third party in 2001, and advised that they owed additional clean-up costs for the Chemform Site. The matter was not resolved at that time. The EPA is requesting payment of an amount under $1 million from Metropolitan Life Insurance Company and such third party for past costs and an additional amount for future environmental testing costs at the Chemform Site. In June 2012, the EPA, Metropolitan Life Insurance Company and the third party executed an Administrative Order on Consent under which Metropolitan Life Insurance Company and the third party have agreed to be responsible for certain environmental testing at the Chemform site. The Company estimates that its costs for the environmental testing will not exceed $100,000. The June 2012 Administrative Order on Consent does not resolve the EPA's claim for past clean-up costs. The EPA may seek additional costs if the environmental testing identifies issues. The Company estimates that the aggregate cost to resolve this matter will not exceed $1 million.

  Metco Site, Hicksville, Nassau County, New York. On February 22, 2012, the New York State Department of Environmental Conservation ("Department of Environmental Conservation") issued a notice to Metropolitan Life Insurance Company, as purported successor in interest to New England Mutual, that it is a potentially responsible party with respect to hazardous substances and hazardous waste located on a property that New England Mutual owned for a time in 1978. Metropolitan Life Insurance Company has responded to the Department of Environmental Conservation and asserted that it is not a potentially responsible party under the law.

  Sales Practices Regulatory Matters. Regulatory authorities in a small number of states and FINRA, and occasionally the SEC, have had investigations or inquiries relating to sales of individual life insurance policies or annuities or other products by Metropolitan Life Insurance Company, NELICO, GALIC, and New England Securities Corporation. These investigations often focus on the conduct of particular financial services

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

representatives and the sale of unregistered or unsuitable products or the misuse of client assets. Over the past several years, these and a number of investigations by other regulatory authorities were resolved for monetary payments and certain other relief, including restitution payments. The Company may continue to resolve investigations in a similar manner. The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for these sales practices related investigations or inquiries.

 Unclaimed Property Inquiries and Related Litigation

  In April 2012, MetLife, Inc., for itself and on behalf of entities including Metropolitan Life Insurance Company, reached agreements with representatives of the U.S. jurisdictions that were conducting audits of MetLife, Inc. and certain of its affiliates, including Metropolitan Life Insurance Company, for compliance with unclaimed property laws, and with state insurance regulators directly involved in a multistate targeted market conduct examination relating to claim-payment practices and compliance with unclaimed property laws. As of year-end 2012, the unclaimed property regulators of 39 states and the District of Columbia, and the insurance regulators of 48 states and the District of Columbia have accepted the respective agreements. Pursuant to the agreements, the Company will, among other things, take specified action to identify liabilities under life insurance, annuity, and retained asset contracts, to adopt specified procedures for seeking to contact and pay owners of the identified liabilities, and, to the extent that it is unable to locate such owners, to escheat these amounts with interest at a specified rate to the appropriate states. Additionally, the Company has agreed to accelerate the final date of certain industrial life policies and to escheat unclaimed benefits of such policies. Pursuant to the agreement to resolve the market conduct examination, MetLife, Inc. made a $40 million multistate examination payment, of which the Company's share is $33 million, to be allocated among the settling states. In the third quarter of 2011, Metropolitan Life Insurance Company incurred a $110 million after tax charge to increase reserves in connection with the Company's use of the U.S. Social Security Administration's Death Master File and similar databases to identify potential life insurance claims that had not been presented to the Company. In the first quarter of 2012, the Company recorded a $47 million after tax charge for the multistate examination payment and the expected acceleration of benefit payments to policyholders under the settlements. On September 20, 2012, the West Virginia Treasurer filed an action against Metropolitan Life Insurance Company in West Virginia state court (West Virginia ex rel. John D. Perdue v. Metropolitan Life Insurance Company, Circuit Court of Putnam County, Civil Action No. 12-C-295) alleging that the Company violated the West Virginia Uniform Unclaimed Property Act, seeking to compel compliance with the Act, and seeking payment of unclaimed property, interest, and penalties. On November 21, 2012 and January 9, 2013, the Treasurer filed substantially identical suits against NELICO and GALIC, respectively. At least one other jurisdiction is pursuing a similar market conduct examination concerning compliance with unclaimed property statutes. It is possible that other jurisdictions may pursue similar examinations, audits, or lawsuits and that such actions may result in additional payments to beneficiaries, additional escheatment of funds deemed abandoned under state laws, administrative penalties, interest, and/or further changes to the Company's procedures. The Company is not currently able to estimate these additional possible costs.

  Total Asset Recovery Services, LLC on behalf of the State of Minnesota v. MetLife, Inc., et. al. (District Court, County of Hennepin, MN, filed
January 31, 2011). Alleging that MetLife, Inc. and another company violated the Minnesota Uniform Disposition of Unclaimed Property Act by failing to escheat to Minnesota benefits of 584 life insurance contracts, the Relator brought an action under the Minnesota False Claims Act seeking to recover damages on behalf of Minnesota. The action was sealed by court order until March 22, 2012. The Relator alleged that the aggregate damages, including statutory damages and treble damages, are $228 million. The Relator did not allocate this claimed damage amount between MetLife, Inc. and the other defendant. On December 31, 2012, the court granted motions by MetLife, Inc. and the other defendant to dismiss the action.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  Total Asset Recovery Services, LLC on behalf of the State of Florida v. MetLife, Inc., et. al. (Cir. Ct. Leon County, FL, filed October 27, 2010). Alleging that MetLife, Inc. and two other companies have violated the Florida Disposition of Unclaimed Property law by failing to escheat to Florida benefits of 9,022 life insurance contracts, the Relator has brought an action under the Florida False Claims act seeking to recover damages on behalf of Florida. The action has been sealed by court order until December 17, 2012. The relator alleges that the aggregate damages, including statutory damages and treble damages, are $3.2 billion. The Relator does not allocate this claimed damage amount between MetLife, Inc. and the other defendants. The Relator also bases its damage calculation in part on its assumption that the average face amount of the subject policies is $120,000. MetLife, Inc. strongly disputes this assumption, the Relator's alleged damages amounts, and other allegations in the complaint. On December 14, 2012, the Florida Attorney General apprised the court that the State of Florida declined to intervene in the action and noted that the allegations in the complaint ". . . are very similar (if not identical) to those raised in regulatory investigations of the defendants that predated the filing of the action" and that those regulatory investigations have been resolved. The Company intends to defend this action vigorously.

 Total Control Accounts Litigation

  Metropolitan Life Insurance Company is a defendant in a consolidated lawsuit related to its use of retained asset accounts, known as Total Control Accounts ("TCA"), as a settlement option for death benefits.

  Keife, et al. v. Metropolitan Life Insurance Company (D. Nev., filed in state court on July 30, 2010 and removed to federal court on September 7, 2010); and Simon v. Metropolitan Life Insurance Company. (D. Nev., filed November 3,
2011). These consolidated putative class action lawsuits raise breach of contract claims arising from Metropolitan Life Insurance Company's use of the TCA to pay life insurance benefits under the Federal Employees' Group Life Insurance program. On March 8, 2013, the court granted Metropolitan Life Insurance Company's motion for summary judgment. Plaintiffs have appealed that decision to the United States Court of Appeals for the Ninth Circuit.

  Various state regulators have also taken actions with respect to retained asset accounts. The New York Department of Financial Services issued a circular letter on March 29, 2012 stating that an insurer should only use a retained asset account when a policyholder or beneficiary affirmatively chooses to receive life insurance proceeds through such an account and providing for certain disclosures to a beneficiary, including that payment by a single check is an option. In connection with a market conduct exam, Metropolitan Life Insurance Company entered into a consent order with the Minnesota Department of Commerce regarding the Company's use of TCAs as a default option.

  The Company is unable to estimate the reasonably possible loss or range of loss arising from the TCA matters.

 Other Litigation

  Merrill Haviland, et al. v. Metropolitan Life Insurance Company (E.D. Mich., removed to federal court on July 22, 2011). This lawsuit was filed by 45 retired General Motors ("GM") employees against Metropolitan Life Insurance Company and the amended complaint includes claims for conversion, unjust enrichment, breach of contract, fraud, intentional infliction of emotional distress, fraudulent insurance acts, unfair trade practices, and ERISA claims based upon GM's 2009 reduction of the employees' life insurance coverage under GM's ERISA-governed plan. The complaint includes a count seeking class action status. Metropolitan Life Insurance Company is the insurer of GM's group life insurance plan and administers claims under the plan. According to the complaint, Metropolitan Life Insurance Company had previously provided plaintiffs with a "written guarantee" that their life insurance benefits under the GM plan would not be reduced for the rest of their lives. On June 26,

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

2012, the district court granted Metropolitan Life Insurance Company's motion to dismiss the complaint. Plaintiffs have appealed that decision to the United States Court of Appeals for the Sixth Circuit.

   McGuire v. Metropolitan Life Insurance Company (E.D. Mich., filed
February 22, 2012). This lawsuit was filed by the fiduciary for the Union Carbide Employees' Pension Plan and alleges that Metropolitan Life Insurance Company, which issued annuity contracts to fund some of the benefits the Plan provides, engaged in transactions that ERISA prohibits and violated duties under ERISA and federal common law by determining that no dividends were payable with respect to the contracts from and after 1999. On September 26, 2012, the court denied Metropolitan Life Insurance Company's motion to dismiss the complaint. The parties have begun discovery.

  Sales Practices Claims. Over the past several years, the Company has faced numerous claims, including class action lawsuits, alleging improper marketing or sales of individual life insurance policies, annuities, mutual funds or other products. Some of the current cases seek substantial damages, including punitive and treble damages and attorneys' fees. The Company continues to vigorously defend against the claims in these matters. The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for sales practices matters.

  Sun Life Assurance Company of Canada v. Metropolitan Life Ins. Co. (Super. Ct., Ontario, October 2006). In 2006, Sun Life Assurance Company of Canada ("Sun Life"), as successor to the purchaser of Metropolitan Life Insurance Company's Canadian operations, filed this lawsuit in Toronto, seeking a declaration that Metropolitan Life Insurance Company remains liable for "market conduct claims" related to certain individual life insurance policies sold by Metropolitan Life Insurance Company and that have been transferred to Sun Life. Sun Life had asked that the court require Metropolitan Life Insurance Company to indemnify Sun Life for these claims pursuant to indemnity provisions in the sale agreement for the sale of Metropolitan Life Insurance Company's Canadian operations entered into in June of 1998. In January 2010, the court found that Sun Life had given timely notice of its claim for indemnification but, because it found that Sun Life had not yet incurred an indemnifiable loss, granted Metropolitan Life Insurance Company's motion for summary judgment. Both parties appealed. In September 2010, Sun Life notified Metropolitan Life Insurance Company that a purported class action lawsuit was filed against Sun Life in Toronto, Kang v. Sun Life Assurance Co. (Super. Ct., Ontario, September 2010), alleging sales practices claims regarding the same individual policies sold by Metropolitan Life Insurance Company and transferred to Sun Life. An amended class action complaint in that case was served on Sun Life, again without naming Metropolitan Life Insurance Company as a party. On August 30, 2011, Sun Life notified Metropolitan Life Insurance Company that a purported class action lawsuit was filed against Sun Life in Vancouver, Alamwala v. Sun Life Assurance Co. (Sup. Ct., British Columbia, August 2011), alleging sales practices claims regarding certain of the same policies sold by Metropolitan Life Insurance Company and transferred to Sun Life. Sun Life contends that Metropolitan Life Insurance Company is obligated to indemnify Sun Life for some or all of the claims in these lawsuits. The Company is unable to estimate the reasonably possible loss or range of loss arising from this litigation.

 Summary

  Putative or certified class action litigation and other litigation and claims and assessments against the Company, in addition to those discussed previously and those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, employer, investor, investment advisor and taxpayer. Further, state insurance regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

  It is not possible to predict the ultimate outcome of all pending investigations and legal proceedings. In some of the matters referred to previously, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Although in light of these considerations it is possible that an adverse outcome in certain cases could have a material effect upon the Company's financial position, based on information currently known by the Company's management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material effect on the Company's consolidated net income or cash flows in particular quarterly or annual periods.

  Insolvency Assessments

  Most of the jurisdictions in which the Company is admitted to transact business require insurers doing business within the jurisdiction to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets.

  Assets and liabilities held for insolvency assessments were as follows:

                                                                 December 31,
                                                                ---------------
                                                                 2012    2011
                                                                ------- -------
                                                                 (In millions)
 Other Assets:
  Premium tax offset for future undiscounted assessments....... $    85 $    63
  Premium tax offsets currently available for paid assessments.      12      13
                                                                ------- -------
                                                                $    97 $    76
                                                                ======= =======

 Other Liabilities:
  Insolvency assessments....................................... $   136 $   113
                                                                ======= =======

Commitments

  Leases

  In accordance with industry practice, certain of the Company's income from lease agreements with retail tenants are contingent upon the level of the tenants' revenues. Additionally, the Company, as lessee, has entered into various lease and sublease agreements for office space, information technology and other equipment. Future minimum rental and sublease income, and minimum gross rental payments relating to these lease agreements are as follows:

                                                    Gross
                                  Rental  Sublease  Rental
                                  Income   Income  Payments
                                 -------- -------- --------
                                       (In millions)
                     2013....... $    345 $    18  $    181
                     2014....... $    331 $    15  $    143
                     2015....... $    291 $    15  $    133
                     2016....... $    220 $    15  $    119
                     2017....... $    180 $    15  $    103
                     Thereafter. $    750 $    80  $    847

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


 Commitments to Fund Partnership Investments

  The Company makes commitments to fund partnership investments in the normal course of business. The amounts of these unfunded commitments were $2.2 billion and $2.5 billion at December 31, 2012 and 2011, respectively. The Company anticipates that these amounts will be invested in partnerships over the next five years.

 Mortgage Loan Commitments

  The Company commits to lend funds under mortgage loan commitments. The amounts of these mortgage loan commitments were $2.7 billion and $2.3 billion at December 31, 2012 and 2011, respectively.

 Commitments to Fund Bank Credit Facilities, Bridge Loans and Private Corporate Bond Investments

  The Company commits to lend funds under bank credit facilities, bridge loans and private corporate bond investments. The amounts of these unfunded commitments were $971 million and $986 million at December 31, 2012 and 2011, respectively.

Guarantees

  In the normal course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties pursuant to which it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third-party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation ranging from less than $1 million to $800 million, with a cumulative maximum of $1.0 billion, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future. Management believes that it is unlikely the Company will have to make any material payments under these indemnities, guarantees, or commitments.

  In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these indemnities in the future.

  The Company's recorded liabilities were $4 million at both December 31, 2012 and 2011, for indemnities, guarantees and commitments.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


18.  Related Party Transactions

Service Agreements

  The Company has entered into various agreements with affiliates for services necessary to conduct its activities. Typical services provided under these agreements include personnel, policy administrative functions and distribution services. For certain agreements, charges are based on various performance measures or activity-based costing. The bases for such charges are modified and adjusted by management when necessary or appropriate to reflect fairly and equitably the actual incidence of cost incurred by the Company and/or affiliate. Expenses and fees incurred with affiliates related to these agreements, recorded in other expenses, were $2.6 billion, $2.8 billion and $2.7 billion for the years ended December 31, 2012, 2011 and 2010, respectively. Revenues received from affiliates related to these agreements recorded in universal life and investment-type product policy fees were $108 million, $94 million and $84 million for the years ended December 31, 2012, 2011 and 2010, respectively. Revenues received from affiliates related to these agreements recorded in other revenues were $113 million, $46 million and $34 million for the years ended December 31, 2012, 2011 and 2010, respectively.

  The Company also entered into agreements with affiliates to provide additional services necessary to conduct the affiliates' activities. Typical services provided under these agreements include management, policy administrative functions, investment advice and distribution services. Expenses incurred by the Company related to these agreements, included in other expenses, were $1.6 billion, $1.6 billion and $1.2 billion for the years ended December 31, 2012, 2011 and 2010, respectively, and were reimbursed to the Company by these affiliates.

  The Company had net payables to affiliates of $346 million and $238 million at December 31, 2012 and 2011, respectively, related to the items discussed above. These payables exclude affiliated reinsurance balances discussed in Note 6.

  See Notes 4, 8 and 12 for additional related party transactions.

                                     PART C
                                OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

     (a) The financial statements and financial highlights comprising each of the individual Investment Divisions of the Separate Account and the report of Independent Registered Public Accounting Firm thereto are contained in the Separate Account's Annual Report and are included in the Statement of Additional Information. The financial statements of the Separate Account include:



         (1) Statements of Assets and Liabilities as of December 31, 2012
         (2) Statements of Operations for the year ended December 31, 2012
         (3) Statements of Changes in Net Assets for the years ended December 31, 2012 and 2011
         (4) Notes to the Financial Statements


     (b) The consolidated financial statements of Metropolitan Life Insurance Company and subsidiaries and Independent Auditors' Report, are included in the Statement of Additional Information. The consolidated financial statements of Metropolitan Life Insurance Company and subsidiaries include:


         (1) Consolidated Balance Sheets as of December 31, 2012 and 2011
         (2) Consolidated Statements of Operations for the years ended
             December 31, 2012, 2011 and 2010
         (3) Consolidated Statements of Comprehensive Income for the years ended December 31, 2012, 2011 and 2010
         (4) Consolidated Statements of Equity for the years ended
             December 31, 2012, 2011 and 2010
         (5) Consolidated Statements of Cash Flows for the years ended
             December 31, 2012, 2011 and 2010
         (6) Notes to the Consolidated Financial Statements


     (B) Exhibits

(1)        --Resolution of the Board of Directors of Metropolitan Life
             establishing Separate Account E.(1)

(2)        --Not applicable.

(3)(a)     --Principal Underwriting Agreement with MetLife Investors
             Distribution Company (14)

   (b)     --Specimen Metropolitan Life Insurance Company Sales Agreement. (8)

   (b)(i) --Specimen Retail Sales Agreement (MLIDC Retail Sales Agreement 7-1-05)(LTC)(10)

   (b)(ii) Form of Enterprise Selling Agreement 02-10 (MetLife Investors Distribution Company Sales Agreement). (17)


   (b)(iii) Form of Enterprise Selling Agreement 09-12 (MetLife Investors Distribution Company Sales Agreement). (19)


   (c)     --Participation Agreement--New England Zenith Fund (3)

   (d)     --Participation Agreement--American Funds Insurance Series (2)

   (d)(i) --Participation Agreement--American Funds Insurance Series - Summary (16)

   (e)     --Participation Agreement--Met Investors Series Trust (4)


(3)(e)(i) Amendment to each of the Participation Agreements currently in effect between Met Investors Series Trust, MetLife Advisers, LLC, MetLife Investors Distribution Company and Metropolitan Life Insurance Company, MetLife Insurance Company of Connecticut, MetLife Investors USA Insurance Company, MetLife Investors Insurance Company, First MetLife Investors Insurance Company,
             New England Life Insurance Company and General American Life Insurance Company effective April 30, 2010. (16)

(3)(e)(ii)   First Amendment to the Participation Agreement. (18)

(3)(e)(iii)  Second Amendment to the Participation Agreement. (18)

   (f)     --Participation Agreement--Calvert Variable Series, Inc. (5)

(3)(f)(i) Amendment to the Shared Funding Agreement dated June 5, 1990 between Calvert Investment Distributors, Inc., and Metropolitan Life Insurance, effective as of April 30, 2011. (16)

   (g)     --Participation Agreement--Metropolitan Series Fund. (13)


(3)(g)(i) Amendment to each of the Participation Agreements currently in effect between Metropolitan Series Fund, MetLife Advisers, LLC, MetLife Investors Distribution Company and Metropolitan Life Insurance Company, Metropolitan Tower Life Insurance Company, MetLife Insurance Company of Connecticut, MetLife Investors USA Insurance Company, MetLife Investors Insurance Company,
             First MetLife Investors Insurance Company, New England Life Insurance Company and General American Life Insurance Company effective April 30, 2010. (16)

(4)(a)     --Form of Variable Annuity Contract.(6)

(4)(a)(i)  --Backcover to Form of Variable Annuity Contract.(7)

(4)(a)(ii) --Annual Step-Up Death Benefit Rider to Form of Variable Annuity
             Contract.(7)

(4)(b)     --Tax Sheltered Annuity Endorsement--Form G.ML-398 (08/02) (6)

(4)(c)     --SEP and SIMPLE IRA Endorsement Form ML-408.2 (09/02) (7)

(4)(d)     --457 Contract with TSA ERISA Endorsements (9)

(4)(e)     --Roth 403(b) Endorsement--Form ML-G-Roth-398 (11/05)(10)


(4)(e)(i)    403(b) Nationwide Tax Sheltered Annuity Endorsement--Form ML-
             398-3 (17)


(4)(f)     --Roth 401 Endorsement--Form HL-G-Roth-401 (11/05)(10)

(4)(g)     --Qualified G-Roth 403(b) Tax Sheltered Annuity Contribution
             Program Endorsement - Form G-Roth403(b) (3/06)(10)

(4)(h)     --Lifetime Guaranteed Withdrawal Benefit (LGWB) Rider Certificate
             Schedule (14)

(4)(i)     --SEP and Simple IRA LGWB Rider (14)

(4)(j)     --Tax Sheltered Annuity LGWB Rider (14)

(4)(k)     --Certificate Schedule B Class, G.FFS (08-02) for LGWB. (15)

(4)(l)     --Certificate Schedule L Class G.FFS (08-02) for LGWB. (15)

(4)(m)     --Certificate Schedule eBonus Class G.FFS (08-02) for LGWB. (15)

4(n) Metropolitan Life Insurance Company 401(a)/403(a) Plan Endorsement ML - 401 -3 (5/11). (16)

4(o) Metropolitan Life Insurance Company 457 (b) Plan Endorsement (Governmental and Tax-Exempt) ML-457-2 (5/11). (16)

 (5)(a)        --Application Form for the Deferred Annuity, Version 1.(6)

 (5)(b)        --Application Form for the Deferred Annuity, Version 2.(6)

 (5)(c)        --Variable Annuity Application SEP, SIMPLE IRA Version 1
                 MFFSVER1APP-SS(0304)(9)

 (5)(d)        --Variable Annuity Application SEP, SIMPLE IRA Version 2
                 MFFSVER2APP-SS(0304)(9)

 (5)(e)        --Annuity SMART APP Receipt (SEP/SIMPLE IRA) MFFS-ASAR-SS
                 (03/04)(9)


 (5)(f)        --Variable Annuity Application MetLife Financial Freedom
                 Select(R) Non - ERISA Tax Sheltered Annuity (TSA) Version 2. Form FFS403V2-R- LGWB(02/07) and ADMIN FFS VER2 (02/07) ef.(12)

 (5)(g)       -- Variable Annuity Application MetLife Financial Freedom
                 Select(R) SEP, SIMPLE IRA Version. 2. Form MFFS-V2-SS-LGWB (02/07) (12)

 (5)(h)       -- Variable Annuity Application MetLife Financial Freedom
                 Select(R) Non - ERISA Tax Sheltered Annuity (TSA) Version 1. Form FFS_VER1 LGWB-R (02/07) and ADMIN VER1 (02/07) ef.(12)

 (5)(i)       -- Variable Annuity Application MetLife Financial Freedom
                 Select(R) SEP, SIMPLE IRA Version 1. Form MFFSVER1-SS-LGWB (02/07) and ADMIN FFS VER1 (04/07) ef.(12)

 (5)(j)       -- MFFS New York TSA Application V1 FFS 403B APP VER1 NY (07/08).
                 (15)

 (5)(k)       -- New York TSA Application V2 FFS 403B APP VER2 NY (07/08). (15)

 (5)(l)       -- MFFS New York SEP/SIMPLE Application VER 1 MFFSVER1 SS NY
                 (10/08). (15)

 (5)(m)       -- New York SEP/SIMPLE Application VER 2 MFFSVER2 SS NY (10/08).
                 (15)


 (6)(a)        --Amended and Restated Charter of Metropolitan Life.
                 (4)

 (6)(b)        --Amended and Restated By-Laws of Metropolitan Life.(11)

 (7)           --Not applicable.

 (8)           --Not applicable.

 (9)           --Opinion and consent of counsel as to the legality of the securities being registered.(6,9)


(10)           --Consent of Independent Registered Public Accounting Firm.(19)


(11)           --Not applicable.

(12)           --Not applicable.


(13)           --Powers of Attorney.(16)(19)



----------
(1) Filed with Post-Effective Amendment No. 19 to Registration Statement No. 2-90380/811-4001 for Metropolitan Life Separate Account E on Form N-4 on February 27, 1996. As incorporated herein by reference.
(2) Filed with Pre-Effective Amendment No. 1 to Registration Statement No. 333-52366/811-4001 for Metropolitan Life Separate Account E on Form N-4 on August 3, 2001. As incorporated herein by reference.
(3) Filed with Post-Effective Amendment No. 10 to Registration Statement No. 33-57320/811-4001 for Metropolitan Life Separate Account UL on Form S-6 on September 18, 2000. As incorporated herein by reference.
(4)  Filed with this Registration Statement on March 5, 2002.
(5) Filed with Post-Effective Amendment No. 22 to Registration Statement No. 2-90380/811-4001 for Metropolitan Life Separate Account E on Form N-4 on April 30, 1997 as incorporated herein by reference.
(6) Filed with Pre-Effective Amendment No. 1 to this Registration Statement on July 12, 2002.
(7) Filed with Post-Effective Amendment No. 1 to this Registration Statement on April 10, 2003.
(8) Filed with Post-Effective Amendment No. 30 to Registration Statement Nos. 2-90380/811-4001 for Metropolitan Life Separate Account E on Form N-4 on October 22, 2003.
(9) Filed with Post Effective Amendment No. 2 to this Registration Statement on April 21, 2004.
(10) Filed with Post-Effective Amendment No. 5 to this Registration Statement on April 26, 2006


(11) Filed with Post-Effective Amendment No. 16 to Registration Statement No. 333-52366/811-4001 for Metropolitan Life Separate Account E on Form N-4 on January 16, 2008. As incorporated herein by reference.


(12) Filed with Post-Effective Amendment No. 11 to this Registration Statement on January 26, 2009.


(13) Filed with Post-Effective Amendment No. 8 to this Registration Statement on August 23, 2007.


(14) Filed with Post-Effective Amendment No. 3 to Registration Statement No. 333-133675/811-07534 for Paragon Separate Account B on Form N-6 on February 6, 2008. As incorporated herein by reference.


(15) Filed with Post-Effective Amendment No. 12 to this Registration Statement on March 13, 2009.



(16) Filed with Post-Effective Amendment No. 16 to this Registration Statement on April 12, 2012. Powers of Attorney for Lulu C. Wang, Catherine R. Kinney, Alfred F. Kelly, Jr., Peter M. Carlson, Sylvia Mathews Burwell, Cheryl W. Grise, R. Glenn Hubbard, Steven A. Kandarian, John M. Keane, James M. Kilts, Hugh B. Price and Kenton J. Sicchitano.


(17) Filed with Post-Effective Amendment No. 14 to this Registration Statement on March 13, 2010.


(18) Filed with Post-Effective Amendment No. 2 to Registration Statement
     File No. 333-153109/811-04001 for Metropolitan Life Separate Account E on Form N-4 on June 26, 2009.



(19) Filed herewith. Power of Attorney for John C.R. Hele.

ITEM 25. DIRECTORS AND OFFICERS OF DEPOSITOR



NAME, PRINCIPAL OCCUPATION AND BUSINESS ADDRESS        POSITION AND OFFICES WITH DEPOSITOR
----------------------------------------------------   ------------------------------------------------------------
Steven A. Kandarian                                   Director, Chairman, President and
MetLife, Inc. and Metropolitan Life Insurance         Chief Executive Office
Company
President and Chief Executive Officer
1095 Avenue of the Americas
New York, NY 10036

Sylvia Mathews Burwell                                 Director
President, Wal-Mart Foundation
Corporate Affairs
702 Southwest 8th Street
Bentonville, AR 72716

Cheryl W. Grise                                        Director
MetLife, Inc. and Metropolitan Life Insurance
Company
200 Park Avenue
New York, NY 10166

R. Glenn Hubbard                                       Director
Dean and Russell L. Carson Professor of
Finance and Economics
Graduate School of Business
Columbia University
Uris Hall- Rm 101
3022 Broadway
New York, NY 10027-6902

John M. Keane                                          Director
Senior Managing Director
Keane Advisors, LLC
2020 K Street, N.W.
Suite 300
Washington, DC 10580

Alfred F. Kelly, Jr.                                   Director
CEO of the NY/NJ 2014 Super Bowl Host Committee
MetLife Stadium
One MetLife Stadium Drive
East Rutherford, NJ 07073

James M. Kilts                                         Director
Founding Partner
Centerview Capital
3 Greenwich Office Park, 2nd Floor
Greenwich, CT 06831

Catherine R. Kinney                                    Director
MetLife, Inc. and Metropolitan Life Insurance
Company
200 Park Avenue
New York, NY 10166

Hugh B. Price                                          Director
Senior Fellow
Brookings Institution
1775 Massachusetts Avenue, N.W.
Washington, DC 20036

David Satcher                                          Director
Director of Satcher Health Leadership
Institute and Center of Excellence on
Health Disparities
Morehouse School of Medicine
72 Westview Drive, S.W., Suite 238
Atlanta, GA 30310-1495

Kenton J. Sicchitano                                   Director
MetLife, Inc. and Metropolitan Life Insurance
Company
200 Park Avenue
New York, NY 10166

Lulu C. Wang                                           Director
Chief Executive Office
Tupelo Capital Management LLC
340 Madison Avenue
19th Floor
New York, NY 10173

     Set forth below is a list of certain principal officers of MetLife. The principal business address of each officer of MetLife is 200 Park Avenue, New York, New York 10166

NAME                       POSITION WITH METLIFE
------------------------   ------------------------------------------------------------

Steven A. Kandarian        Chairman, President and Chief Executive Officer

Christopher G. Townsend    President, Asia

Michel A. Khalaf           President, Europe/Middle East/Africa

William J. Wheeler         President, The Americas

John C.R. Hele             Executive Vice President and Chief Financial Officer

Peter M. Carlson           Executive Vice President and Chief Accounting Officer

Steven J. Goulart          Executive Vice President and Chief Investment Officer

Ricardo A. Anzaldua        Executive Vice President and General Counsel

Frans Hijkoop              Executive Vice President and Chief Human Resources Office

Beth M. Hirschhorn         Executive Vice President, Global Brand, Marketing and Communication

Maria R. Morris            Executive Vice President, Global Employee Benefits

Martin J. Lippert          Executive Vice President, Global Technology and Operations




ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT.

     The registrant is a separate account of Metropolitan Life Insurance Company under the New York Insurance law. Under said law the assets allocated to the separate account are the property of Metropolitan Life Insurance Company, which is a wholly-owned subsidiary of MetLife Inc. The following outline indicates those persons who are controlled by or under common control with Metropolitan Life Insurance Company:

           ORGANIZATIONAL STRUCTURE OF METLIFE, INC. AND SUBSIDIARIES
                              AS OF DECEMBER 31, 2012

The following is a list of subsidiaries of MetLife, Inc. updated as of December 31, 2012. Those entities which are listed at the left margin (labeled with capital letters) are direct subsidiaries of MetLife, Inc. Unless otherwise indicated, each entity which is indented under another entity is a subsidiary of that other entity and, therefore, an indirect subsidiary of MetLife, Inc. Certain inactive subsidiaries have been omitted from the MetLife, Inc. organizational listing. The voting securities (excluding directors' qualifying shares, if any) of the subsidiaries listed are 100% owned by their respective parent corporations, unless otherwise indicated. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following such subsidiary.


A.    MetLife Group, Inc. (NY)

B.    MetLife Bank, National Association (USA)

      1. MetLife Home Loans LLC (DE)

C.    Exeter Reassurance Company, Ltd. (Cayman Islands)

D.    Metropolitan Tower Life Insurance Company (DE)


      1.    EntreCap Real Estate II LLC (DE)

            a)    PREFCO Dix-Huit LLC (CT)

            b)    PREFCO X Holdings LLC (CT)

            c) PREFCO Ten Limited Partnership (CT) - a 99.9% limited partnership interest of PREFCO Ten Limited Partnership is held by EntreCap Real Estate II LLC and 0.1% general partnership is held by PREFCO X Holdings LLC.

            d)    PREFCO Vingt LLC (CT)

            e) PREFCO Twenty Limited Partnership (CT) - a 99% limited partnership interest of PREFCO Twenty Limited Partnership is held by EntreCap Real Estate II LLC and 1% general partnership is held by PREFCO Vingt LLC.

     2.     Plaza Drive Properties, LLC (DE)

     3.     MTL Leasing, LLC (DE)

            a)    PREFCO IX Realty LLC (CT)

            b)    PREFCO XIV Holdings LLC (CT)

            c) PREFCO Fourteen Limited Partnership (CT) - a 99.9% limited partnership interest of PREFCO Fourteen Limited Partnership is held by MTL Leasing, LLC and 0.1% general partnership is held by PREFCO XIV Holdings LLC.

            d)    1320 Venture LLC (DE)

            e)    1320 GP LLC (DE)

            f) 1320 Owner LP (DE) - a 99.9% limited partnership of 1320 Owner LP is held by 1320 Venture LLC and 0.1% general partnership is held by 1320 GP LLC.

     4.     MetLife Reinsurance Company of Delaware (DE)

E. MetLife Chile Inversiones SpA (Chile) - 70.4345328853% of MetLife Chile Inversiones SpA is owned by MetLife, Inc., 26.6071557459% by American Life Insurance Company ("ALICO"), 2.9583113284% is owned by Inversiones MetLife Holdco Dos Limitada and 0.0000000404% is owned by Natilportem Holdings, Inc.

      1. MetLife Chile Seguros de Vida S.A. (Chile) - 99.9969% of MetLife Chile Seguros de Vida S.A. is held by MetLife Chile Inversiones SpA and 0.0031% by International Technical and Advisory Services Limited.

            a) MetLife Chile Administradora de Mutuos Hipotecarios S.A. (Chile) - 99.99% of MetLife Chile Administradora de Mutuos Hipotecarios S.A. is owned by MetLife Chile Seguros de Vida S.A. and 0.01% is owned by MetLife Chile Inversiones SpA.

      2. Legal Chile S.A. (Chile) - 51% of Legal Chile S.A. is owned by MetLife Chile Inversiones SpA and the remaining interest is owned by a third party.

            a) Legalgroup S.A. (Chile) - 99% of Legalgroup S.A. is owned by Legal Chile S.A. and the remaining interest is owned by a third party.

F. Metropolitan Life Seguros de Vida S.A. (Uruguay) - 99.9994% of Metropolitan Life Seguros de Vida S.A. is owned by MetLife, Inc. and 0.0006% is owned by Oscar Schmidt.

G.    MetLife Securities, Inc. (DE)

H.    Enterprise General Insurance Agency, Inc. (DE)

I.    Metropolitan Property and Casualty Insurance Company (RI)

      1.    Metropolitan General Insurance Company (RI)

      2.    Metropolitan Casualty Insurance Company (RI)

      3.    Metropolitan Direct Property and Casualty Insurance Company (RI)

      4.    Met P&C Managing General Agency, Inc. (TX)

      5.    MetLife Auto & Home Insurance Agency, Inc. (RI)

      6.    Metropolitan Group Property and Casualty Insurance Company (RI)

            a)    Metropolitan Reinsurance Company (U.K.) Limited (United
                  Kingdom)

      7.    Metropolitan Lloyds, Inc. (TX)

            a) Metropolitan Lloyds Insurance Company of Texas (TX)- Metropolitan Lloyds Insurance Company of Texas, an affiliated association, provides automobile, homeowner and related insurance for the Texas market. It is an association of individuals designated as underwriters. Metropolitan Lloyds, Inc., a subsidiary of Metropolitan Property and Casualty Insurance Company, serves as the attorney-in-fact and manages the association.

      8.    Economy Fire & Casualty Company (IL)

            a)    Economy Preferred Insurance Company (IL)

            b)    Economy Premier Assurance Company (IL)

J.    MetLife Investors Insurance Company (MO)

K.    First MetLife Investors Insurance Company (NY)

L.    Walnut Street Securities, Inc. (MO)

M.    Newbury Insurance Company, Limited (Bermuda)

N.    MetLife Investors Group, Inc. (DE)

      1.    MetLife Investors Distribution Company (MO)

      2.    MetLife Advisers, LLC (MA)

O.    MetLife International Holdings, Inc. (DE)

      1.    MetLife Mexico Cares, S.A. de C.V. (Mexico)

            a)    Fundacion MetLife Mexico, A.C. (Mexico)

      2.    Natiloportem Holdings, Inc. (DE)

            a)    Servicios Administrativos Gen, S.A. de C.V. (Mexico)

                  i) MLA Comercial, S.A. de C.V. (Mexico) 99% is owned by Servicios Administrativos Gen, S.A. de C.V. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

                  ii) MLA Servicios, S.A. de C.V. (Mexico) 99% is owned by Servicios Administrativos Gen, S.A. de C.V. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

      3. MetLife India Insurance Company Limited (India)- 26% is owned by MetLife International Holdings, Inc. and 74% is owned by third parties.


      4.    Metropolitan Life Insurance Company of Hong Kong Limited (Hong
            Kong)- 99.99935% is owned by MetLife International Holdings, Inc. and 0.00065% is owned by Natiloporterm Holdings, Inc.


      5. MetLife Seguros de Vida S.A. (Argentina)- 96.7372% is owned by MetLife International Holdings, Inc. and 3.2628% is owned by Natiloportem Holdings, Inc.


      6. Metropolitan Life Seguros e Previdencia Privada S.A. (Brazil)- 66.6617540% is owned by MetLife International Holdings, Inc., 33.3382457% is owned by MetLife Worldwide Holdings, Inc. and 0.0000003% is owned by Natiloportem Holdings, Inc.


      7.    MetLife Global, Inc. (DE)

      8. MetLife Administradora de Fundos Multipatrocinados Ltda. (Brazil) - 99.999998% of MetLife Administradora de Fundos Multipatrocinados Ltda. is owned by MetLife International Holdings, Inc. and 0.000002% by Natiloportem Holdings, Inc.

      9.    MetLife Services Limited (United Kingdom)

      10. MetLife Seguros de Retiro S.A. (Argentina) - 96.8488% is owned by MetLife International Holdings, Inc. and 3.1512% is owned by Natiloportem Holdings, Inc.

      11. Best Market S.A. (Argentina) - 5% of the shares are held by Natiloportem Holdings, Inc. and 95% is owned by MetLife International Holdings Inc.

      12. Compania Previsional MetLife S.A. (Brazil) - 95.46% is owned by MetLife International Holdings, Inc. and 4.54% is owned by Natiloportem Holdings, Inc.

            a) MetLife Servicios S.A. (Argentina) - 18.87% of the shares of MetLife Servicios S.A. are held by Compania Previsional MetLife S.A., 79.88% is owned by MetLife Seguros de Vida S.A., 0.99% is held by Natiloportem Holdings, Inc. and 0.26% is held by MetLife Seguros de Retiro S.A.

      13.   MetLife Worldwide Holdings, Inc. (DE)

            a)    MetLife Direct Co., LTD. (Japan)

            b)    MetLife Limited (Hong Kong)

      14.   MetLife International Limited, LLC (DE)

      15. MetLife Planos Odontologicos Ltda. (Brazil) - 99.999% is owned by MetLife International Holdings, Inc. and 0.001% is owned by Natiloportem Holdings, Inc.

      16.   MetLife Ireland Holdings One Limited (Ireland)

            a) MetLife Global Holdings Corporation S.A. de C.V. (Mexico) - 98.9% is owned by MetLife Ireland Holdings One Limited and 1.1% is owned by MetLife International Limited, LLC.

                  i)    MetLife Ireland Treasury Limited (Ireland)

                        a)    MetLife General Insurance Limited (Australia)

                        b)    MetLife Insurance Limited (Australia)

                              1)    The Direct Call Centre PTY Limited
                                    (Australia)

                              2)    MetLife Investments PTY Limited (Australia)

                                    aa)   MetLife Insurance and Investment Trust
                                          (Australia) - MetLife Insurance and
                                          Investment Trust is a trust vehicle,
                                          the trustee of which is MetLife
                                          Investments PTY Limited ("MIPL"). MIPL
                                          is a wholly owned subsidiary of
                                          MetLife Insurance Limited.

                  ii) Metropolitan Global Management, LLC (DE) - 99.7% is owned by MetLife Global Holdings Corporation, S.A. de C.V. and 0.3% is owned by MetLife International Holdings, Inc.

                        a) MetLife Pensiones Mexico S.A. (Mexico)- 97.4738% is owned by Metropolitan Global Management, LLC and 2.5262% is owned by MetLife International Holdings, Inc.

                        b) MetLife Mexico Servicios, S.A. de C.V. (Mexico) - 98% is owned by Metropolitan Global Management, LLC and 2% is owned by MetLife International Holdings, Inc.

                        c) MetLife Mexico S.A. (Mexico)- 99.050271% is owned by Metropolitan Global Management, LLC and 0.949729% is owned by MetLife International Holdings, Inc.

                              1) MetLife Afore, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Mexico S.A. and 0.01% is owned by MetLife Pensiones Mexico S.A.

                                    aa)    Met1 SIEFORE, S.A. de C.V. (Mexico)-
                                           99.99% is owned by MetLife Afore,
                                           S.A. de C.V. and 0.01% is owned by
                                           MetLife Mexico S.A.

                                    bb)    Met2 SIEFORE, S.A. de C.V. (Mexico)-
                                           99.99% is owned by MetLife Afore,
                                           S.A. de C.V. and 0.01% is owned by
                                           MetLife Mexico S.A.

                                    cc)    MetA SIEFORE Adicional, S.A. de C.V.
                                           (Mexico)- 99.99% is owned by MetLife
                                           Afore, S.A. de C.V. and 0.01% is
                                           owned by MetLife Mexico S.A.

                                    dd)    Met3 SIEFORE Basica, S.A. de C.V.
                                           (Mexico) - 99.99% is owned by MetLife
                                           Afore, S.A. de C.V. and 0.01% is
                                           owned by MetLife Mexico S.A.

                                    ee)    Met4 SIEFORE, S.A. de C.V. (Mexico) -
                                           99.99% is owned by MetLife Afore,
                                           S.A. de C.V. and 0.01% is owned by
                                           MetLife Mexico S.A.

                                    ff)    Met5 SIEFORE, S.A. de C.V. (Mexico) -
                                           99.99% is owned by MetLife Afore,
                                           S.A. de C.V. and 0.01% is owned by
                                           MetLife Mexico S.A.

                              2)    ML Capacitacion Comercial S.A. de C.V.
                                    (Mexico) - 99% is owned by MetLife Mexico
                                    S.A. and 1% is owned by MetLife Mexico
                                    Cares, S.A. de C.V.

                        d) MetLife Saengmyoung Insurance Co. Ltd. (also known as MetLife Insurance Company of Korea Limited (South Korea)- 14.64% is owned by MetLife Mexico, S.A. and 85.36% is owned by Metropolitan Global Management, LLC.

      17. Inversiones Metlife Holdco Dos Limitada (Chile)- 99% is owned by Metlife International Holdings, Inc. and 1% is owned by Natiloportem Holdings, Inc.

      18.   MetLife Asia Pacific Limited (Hong Kong)

P.    Metropolitan Life Insurance Company (NY)

      1.    334 Madison Euro Investments, Inc. (DE)

      2.    St. James Fleet Investments Two Limited (Cayman Islands)

            a)    Park Twenty Three Investments Company (United Kingdom)

                  i) Convent Station Euro Investments Four Company (United Kingdom)

                        aa)    OMI MLIC Investments Limited (Cayman Islands)

      3.    CRB Co., Inc. (MA)

      4.    MLIC Asset Holdings II LLC (DE)

            a)    El Conquistador MAH II LLC (DE)

      5.    CC Holdco Manager (DE)

      6.    Alternative Fuel I, LLC (DE)

      7.    Transmountain Land & Livestock Company (MT)

      8.    MetPark Funding, Inc. (DE)

      9.    HPZ Assets LLC (DE)

      10.   Missouri Reinsurance, Inc. (Cayman Islands)

      11.   Metropolitan Tower Realty Company, Inc. (DE)

            a)    Midtown Heights, LLC (DE)

      12.   MetLife Real Estate Cayman Company (Cayman Islands)

      13.   MetCanada Investments Ltd. (Canada)

      14.   MetLife Private Equity Holdings, LLC (DE)

      15.   23rd Street Investments, Inc. (DE)

            a) MetLife Capital Credit L.P. (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc. and 99% Limited Partnership interest is held by Metropolitan Life Insurance Company.

            b) MetLife Capital, Limited Partnership (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc. and 99% Limited Partnership interest is held by Metropolitan Life Insurance Company.

      16.   Hyatt Legal Plans, Inc. (DE)

            a)    Hyatt Legal Plans of Florida, Inc. (FL)

      17.   MetLife Holdings, Inc. (DE)

            a)    MetLife Credit Corp. (DE)

            b)    MetLife Funding, Inc. (DE)

      18.   MetLife Investments Asia Limited (Hong Kong)

      19. MetLife Investments Limited (United Kingdom)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited.

      20. MetLife Latin America Asesorias e Inversiones Limitada (Chile)- 23rd Street Investments, Inc. holds 0.01% of MetLife Latin America Asesorias e Inversiones Limitada.

      21.   New England Life Insurance Company (MA)

            a)    New England Securities Corporation (MA)

      22.   General American Life Insurance Company (MO)

            a)    GALIC Holdings LLC (DE)

      23.   Corporate Real Estate Holdings, LLC (DE)

      24. Ten Park SPC (Cayman Islands) - 1% voting control of Ten Park SPC is held by 23rd Street Investments, Inc.

      25.   MetLife Tower Resources Group, Inc. (DE)

      26.   Headland-Pacific Palisades, LLC (CA)

      27.   Headland Properties Associates (CA) - 1% is owned by
            Headland-Pacific Palisades, LLC and 99% is owned by Metropolitan Life Insurance Company.

      28.   WFP 1000 Holding Company GP, LLC (DE)

      29.   White Oak Royalty Company (OK)

      30.   500 Grant Street GP LLC (DE)

      31. 500 Grant Street Associates Limited Partnership (CT) - 99% of 500 Grant Street Associates Limited Partnership is held by Metropolitan Life Insurance Company and 1% by 500 Grant Street GP LLC.

      32.   MetLife Canada/MetVie Canada (Canada)

      33.   MetLife Retirement Services LLC (NJ)

            a)   MetLife Investment Funds Services LLC (NJ)

                 i)   MetLife Associates LLC (DE)

      34.   Euro CL Investments LLC (DE)

      35.   MEX DF Properties, LLC (DE)

      36. MSV Irvine Property, LLC (DE) - 4% of MSV Irvine Property, LLC is owned by Metropolitan Tower Realty Company, Inc. and 96% is owned by Metropolitan Life Insurance Company

      37.   MetLife Properties Ventures, LLC (DE)

            a)   Citypoint Holdings II Limited (United Kingdom)

      38.   Housing Fund Manager, LLC (DE)

            a) MTC Fund I, LLC (DE) 0.01% of MTC Fund I, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

            b) MTC Fund II, LLC (DE) - 0.01% of MTC Fund II, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

            c) MTC Fund III, LLC (DE) - 0.01% of MTC Fund III, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

      39.   MLIC Asset Holdings LLC (DE)

      40.   85 Broad Street Mezzanine LLC (DE)

            a)   85 Broad Street LLC (DE)

      41.   The Building at 575 Fifth Avenue Mezzanine LLC (DE)

            a)   The Building at 575 Fifth LLC (DE)

      42. CML Columbia Park Fund I, LLC (DE)- 10% of membership interest is held by MetLife Insurance Company of Connecticut and 90% membership interest is held by Metropolitan Life Insurance Company.

      43. Para-Met Plaza Associates (FL)- 75% of the General Partnership is held by Metropolitan Life Insurance Company and 25% of the General Partnership is held by Metropolitan Tower Realty Company, Inc.

      44.   MLIC CB Holdings LLC (DE)

      45. Met II Office Mezzanine LLC (FL) - 10.4167% of the membership interest is owned by Metropolitan Tower Life Insurance Company and 89.5833% is owned by Metropolitan Life Insurance Company.

            a)   Met II Office, LLC (FL)

      46.   The Worthington Series Trust (DE)

      47. MetLife CC Member, LLC (DE) - 63.415% of MetLife CC Member, LLC is held by Metropolitan Life Insurance Company, 17.073% by MetLife Investors USA Insurance Company, 14.634% by MetLife Insurance Company of Connecticut and 4.878% by General American Life Insurance Company.

      48.   Oconee Hotel Company, LLC (DE)

      49.   Oconee Land Company, LLC (DE)

            a)  Oconee Land Development Company, LLC (DE)

            b)  Oconee Golf Company, LLC (DE)

            c)  Oconee Marina Company, LLC (DE)

      50.   1201 TAB Manager, LLC (DE)

      51. MetLife 1201 TAB Member, LLC (DE) - 66.67% of MetLife 1201 TAB Member, LLC is owned by Metropolitan Life Insurance Company, 18.18% is owned by MetLife Investors USA Insurance Company, 12.12% is owned by MetLife Insurance Company of Connecticut and 3.03% is owned by Metropolitan Property and Casualty Insurance Company.

      52. MetLife LHH Member, LLC (DE) - 69.23% of MetLife LHH Member, LLC is owned by Metropolitan Life Insurance Company, 19.78% is owned by MetLife Investors USA Insurance Company and 10.99% is owned by New England Life Insurance Company.

      53.   Ashton Southend GP, LLC (DE)

      54. Tremont Partners, LP (DE) - 99.9% LP interest of Tremont Partners, LP is owned by Metropolitan Life Insurance Company and 0.1% GP interest is owned by Ashton Southend GP, LLC.

      55. Riverway Residential, LP (DE) - 99.9% LP interest of Riverway Residential, LP is owned by Metropolitan Life Insurance Company and 0.1% GP interest is owned by Metropolitan Tower Realty Company, Inc.

      56. 10420 McKinley Partners, LP (DE) - 99.9% LP interest of 10420 McKinley Partners, LP is owned by Metropolitan Life Insurance Company and 0.1% GP interest is owned by Metropolitan Tower Realty Company, Inc.

      57.   Ardrey Kell Townhomes, LLC (DE)

      58.   Boulevard Residential, LLC (DE)

      59.   465 N. Park Drive, LLC (DE)

Q.    MetLife Capital Trust IV (DE)

R. MetLife Insurance Company of Connecticut (CT) - 86.72% is owned by MetLife, Inc. and 13.28% by MetLife Investors Group, Inc.

      1.    MetLife Property Ventures Canada ULC (Canada)

      2.    Pilgrim Alternative Investments Opportunity Fund III Associates, LLC
            (CT) - 67% is owned by MetLife Insurance Company of Connecticut and 33% is owned by third party.

      3.    Metropolitan Connecticut Properties Ventures, LLC (DE)

      4.    MetLife Canadian Property Ventures LLC (NY)

      5.    Euro TI Investments LLC (DE)

      6.    Greenwich Street Investments, L.L.C. (DE)

            a)    Greenwich Street Capital Offshore Fund, Ltd. (Virgin
                  Islands)

            b)    Greenwich Street Investments, L.P. (DE)

      7. One Financial Place Corporation (DE) - 100% is owned in the aggregate by MetLife Insurance Company of Connecticut.

      8.    Plaza LLC (CT)

            a)    Tower Square Securities, Inc. (CT)

      9.    TIC European Real Estate LP, LLC (DE)

      10.   MetLife European Holdings, LLC (DE)

            a)    MetLife Assurance Limited (United Kingdom)

      11.   Travelers International Investments Ltd. (Cayman Islands)

      12.   Euro TL Investments LLC (DE)

      13.   Corrigan TLP LLC (DE)

      14.   TLA Holdings LLC (DE)

            a)    The Prospect Company (DE)

      15. TRAL & Co. (CT) - TRAL & Co. is a general partnership. Its partners are MetLife Insurance Company of Connecticut and Metropolitan Life Insurance Company.

      16.   MetLife Investors USA Insurance Company (DE)

            a)    MetLife Renewables Holding, LLC (DE)

                  i)    Greater Sandhill I, LLC (DE)

      17.   TLA Holdings II LLC (DE)

      18.   TLA Holdings III LLC (DE)

      19. MetLife Greenstone Southeast Venture, LLC (DE) - 95% of MetLife Greenstone Southeast Venture, LLC is owned by MetLife Insurance Company of Connecticut and 5% is owned by Metropolitan Connecticut Properties Ventures, LLC.

            a)    MLGP Lakeside, LLC (DE)

S.    MetLife Reinsurance Company of South Carolina (SC)

T.    MetLife Investment Management, LLC (DE)

U.    MetLife Standby I, LLC (DE)

      1.   MetLife Exchange Trust I (DE)

V.    MetLife Services and Solutions, LLC (DE)

      1.   MetLife Solutions Pte. Ltd. (Singapore)

           a)    MetLife Services East Private Limited (India)

           b) MetLife Global Operations Support Center Private Limited (India) - 99.99999% is owned by MetLife Solutions Pte. Ltd. and 0.00001% is owned by Natiloportem Holdings, Inc.

W.    SafeGuard Health Enterprises, Inc. (DE)

      1.   MetLife Health Plans, Inc. (DE)

      2.   SafeGuard Health Plans, Inc. (CA)

      3.   SafeHealth Life Insurance Company (CA)

      4.   SafeGuard Health Plans, Inc. (FL)

      5.   SafeGuard Health Plans, Inc. (NV)

      6.   SafeGuard Health Plans, Inc. (TX)

X.    MetLife Capital Trust X (DE)

Y.    Cova Life Management Company (DE)

Z.    MetLife Reinsurance Company of Charleston (SC)

AA.   MetLife Reinsurance Company of Vermont (VT)

AB.   Delaware American Life Insurance Company (DE)

      1.    GBN, LLC (DE)

AC.   Federal Flood Certification LLC (TX)

AD.   American Life Insurance Company (ALICO) (DE)

      1.    MetLife ALICO Life Insurance K.K. (Japan)

               a)  Nagasaki Operation Yugen Kaisha (Japan)

               b)  Communication One Kabushiki Kaisha (Japan)

               c)  Financial Learning Kabushiki Kaisha (Japan)

      2.    MetLife Global Holding Company I GmbH (Swiss I) (Switzerland)

               a)  MetLife Global Holding Company II GmbH (Swiss II)
                   (Switzerland)

                   1) MetLife EU Holding Company Limited (Ireland) - 18.234% of MetLife EU Holding Company Limited is owned by ALICO and the remaining interest is owned by MetLife Global Holding Company II GmbH.

                       aa) MetLife Europe Limited (Ireland)

                           ii. MetLife Pension Trustees Limited (United Kingdom)

                       bb) Agenvita S.r.l. (Italy)

                       cc) MetLife Europe Insurance Limited (Ireland)

                       dd) MetLife Europe Services Limited (Ireland)

                       ee) MetLife Insurance Limited (United Kingdom)

                       ff) MetLife Limited (United Kingdom)

                       gg) MetLife Services, Sociedad Limitada (Spain)

                       hh) MetLife Insurance S.A./NV (Belgium) - 99.99999% of
                           MetLife Insurance S.A./NV is owned by MetLife EU Holding Company Limited and 0.00001% is owned by Natilportem Holdings, Inc.

                   2)  MetLife S.A. (France)

                       aa) Hestis S.A.(France) - 66.06% of Hestis S.A. is owned
                           by ALICO and the remaining interests are owned by third parties.

                       bb) MetLife Solutions S.A.S. (France)

      3. Pharaonic American Life Insurance Company (Egypt) - 84.125% of Pharaonic American Life Insurance Company is owned by ALICO and the remaining interests are owned by third parties.

      4.    MetLife Holdings (Cyprus) Limited (Cyprus)

      5.    ALICO Limited (Nigeria)

      6.    American Life Limited (Nigeria)

      7. American Life Insurance Company (Pakistan) Ltd. (Pakistan) - 81.96% of American Life Insurance Company (Pakistan) Ltd. is owned by ALICO and the remaining interests are owned by third parties.

      8. MetLife Emeklilik ve Hayat A.S. (Turkey) - 99.972% of MetLife Emeklilik ve Hayat A.S. is owned by ALICO and the remaining interests are owned by third parties.

      9.    ALICO Zhivotozastrahovat elno Druzestvo EAD (Bulgaria)

      10.   Amcico pojist'ovna a.s. (Czech Republic)

            (a)   Metlife pojist'ovna a.s. (Czech Republic)

      11.   American Life Insurance Company (Cyprus) Limited (Cyprus)

      12.   MetLife Alico Life Insurance Company S.A. (Greece)

            a) ALICO Mutual Fund Management Company (Greece) - 90% of ALICO Mutual Fund Management Company is owned by MetLife Alico Life Insurance Company S.A. (Greece) and the remaining interests are owned by third parties.

      13. AHICO First American Hungarian Insurance Company (Elso Amerikai-Magyar Biztosito) Zrt. (Hungary)

            a)    First Hungarian-American Insurance Agency Limited (Hungary)

            b)    Metlife Biztosito Zrt. (Hungary)

      14. AMPLICO Life-First American Polish Life Insurance & Reinsurance Company, S.A. (Poland)

            a)    Amplico Services Sp z.o.o. (Poland)

            b)    AMPLICO Towartzystwo Funduszky Inwestycyjnych, S.A. (Poland)

            c) AMPLICO Powszechne Towartzystwo Emerytalne S.A. (Poland) - 50% of AMPLICO Powszechne Towarzystwo Emerytalne S.A. is owned by AMPLICO Life-First American Polish Life Insurance & Reinsurance Company, S.A. and the remaining 50% is owned by ALICO.

      15. ALICO Asigurari Romania S.A. (Romania) - 99.99999726375% of ALICO Asigurari Romania S.A. is owned by American Life Insurance Company and the remaining 0.000001273625% is owned by International Technical and Advisory Services Limited.

            a) ALICO Societate de Administrare a unui Fond de Pensii Administrat Privat S.A. (Romania) - 99.9748% of ALICO Societate de Administrare a unui Fond de Pensii Administrat Privat S.A. is owned by ALICO Asigurari Romania S.A. and 0.0252% is owned by AMPLICO Services Sp z.o.o.

            b)    Metropolitan Training and Consulting S.R.L. (Romania)

            c) Metropolitan Life Asigurari S.A. (Romania) - 99.9999% of Metropolitan Life Asigurari S.A. is owned by ALICO Asigurari Romania S.A. and 0.0001% is owned by International Technical and Advisory Services Limited.

      16.   International Investment Holding Company Limited (Russia)

      17.   ALICO European Holdings Limited (Ireland)

            a)    ZAO Master D (Russia)

                  i) ZAO ALICO Insurance Company (Russia) - 51% of ZAO ALICO Insurance Company is owned by ZAO Master D and 49% is owned by ALICO.

      18.   MetLife Akcionarska Drustvoza za Zivotno Osiguranje (Serbia)
            - 99.96% of MetLife Akcionarska Drustvoza za Zivotno Osiguranje is owned by ALICO and the remaining 0.04% is owned by International Technical and Advisory Services Limited.

      19.   MetLife AMSLICO poist'ovna a.s. (Slovakia)

            a)    ALICO Services Central Europe s.r.o. (Slovakia)

            b)    ALICO Funds Central Europe sprav. spol., a.s. (Slovakia)

      20.   ALICO Gestora de Fondos y Planos de Pensiones S.A. (Spain)

      21.   ALICO Management Services Limited (United Kingdom)

      22.   ZEUS Administration Services Limited (United Kingdom)

      23. ALICO Trustees Ltd. (United Kingdom) - 50% of ALICO Trustees (UK) Ltd. is owned by ALICO and the remaining interest is owned by International Technical and Advisory Services Limited.

      24. PJSC ALICO Ukraine (Ukraine) - 99.9990% of PJSC ALICO Ukraine is owned by ALICO 0.0005% is owned by International Technical and Advisory Services Limited and the remaining 0.0005% is owned by Borderland Investment Limited.

      25.   Borderland Investment Limited (USA-Delaware)

            a)    ALICO Hellas Single Member Limited Liability Company (Greece)

      26.   International Technical and Advisory Services Limited (USA-Delaware)

      27.   ALICO Operations Inc. (USA-Delaware)

            a)    ALICO Asset Management Corp. (Japan)

      28. ALICO Compania de Seguros de Retiro, S.A. (Argentina) - 90% of ALICO Compania de Seguros de Retiro, S.A. is owned by ALICO and the remaining interest by International Technical & Advisory Services.

      29. ALICO Compania de Seguros, S.A. (Argentina) - 90% of ALICO Compania de Seguros, S.A. is owned by ALICO and the remaining interest by International Technical & Advisory Services.

      30. MetLife Colombia Seguros de Vida S.A. (Colombia) - 94.989997% of MetLife Colombia Seguros de Vida S.A. is owned by ALICO, 5.01% is owned by International Technical and Advisory Services Limited and the remaining interests are owned by third parties.

      31. ALICO Mexico Compania de Seguros de Vida, S.A. de C.V. (Mexico) - 99.999998% of ALICO Mexico Compania de Seguros de Vida, SA de CV is owned by ALICO and 0.000002% is owned by International Technical and Advisory Services Limited.

      32.   MetLife Seguros de Vida, S.A. (Uruguay)

      33. ALICO Properties, Inc. (USA-Delaware) - 51% of ALICO Properties, Inc. is owned by ALICO and the remaining interests are owned by third parties.

            a)    Global Properties, Inc. (USA-Delaware)

      34.   Alpha Properties, Inc. (USA-Delaware)

      35.   Beta Properties, Inc. (USA-Delaware)

      36.   Delta Properties Japan, Inc. (USA-Delaware)

      37.   Epsilon Properties Japan, Inc. (USA-Delaware)

      38.   Iris Properties, Inc. (USA-Delaware)

      39.   Kappa Properties Japan, Inc. (USA-Delaware)

1) The voting securities (excluding directors' qualifying shares, if any) of each subsidiary shown on the organizational chart are 100% owned by their respective parent corporation, unless otherwise indicated.

2) The Metropolitan Money Market Pool and MetLife Intermediate Income Pool are pass-through investment pools, of which Metropolitan Life Insurance Company and/or its subsidiaries and/or affiliates are general partners.

3) The MetLife, Inc. organizational chart does not include real estate joint ventures and partnerships of which MetLife, Inc. and/or its subsidiaries is an investment partner. In addition, certain inactive subsidiaries have also been omitted.

4) MetLife Services EEIG is a cost-sharing mechanism used in the EU for EU-affiliated members.

ITEM 27. NUMBER OF CONTRACTOWNERS.

     As of January 31, 2013, there were 755,687 owners of qualified contracts and 184,332 owners of non-qualified contracts offered by the Registrant (Metropolitan Life Insurance Company Separate Account E).


ITEM 28. INDEMNIFICATION.

     UNDERTAKING PURSUANT TO RULE 494 (a) (1) UNDER THE SECURITIES ACT OF 1933

     MetLife, Inc. has secured a Financial Institutions Bond in the amount of $50,000,000, subject to a $5,000,000 deductible. MetLife, Inc. also maintains a Directors' and Officers' liability policy with a limit of $400 million. The directors and officers of Metropolitan Life Insurance Company ("Metropolitan"), a subsidiary of MetLife, Inc., are also covered under the Financial Institutions Bond as well as under the directors' and Officers' Liability policy. A provision in Metropolitan's by-laws provides for the indemnification (under certain circumstances) of individuals serving as directors or officers of Metropolitan.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Metropolitan pursuant to the foregoing provisions, or otherwise, Metropolitan has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Metropolitan of expenses incurred or paid by a director, officer or controlling person of Metropolitan in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Metropolitan will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


ITEM 29. PRINCIPAL UNDERWRITER

MetLife Investors Distribution Company also serves as principal underwriter and distributor of the Contracts. MetLife Investors Distribution Company is the principal underwriter for the following investment companies:

Met Investors Series Trust

Metropolitan Series Fund

Metropolitan Life Separate Account E

Metropolitan Life Separate Account UL
Metropolitan Tower Separate Account One
Metropolitan Tower Separate Account Two

MetLife Investors USA Separate Account A

MetLife Investors USA Variable Life Account A

MetLife Investors Variable Annuity Account One
MetLife Investors Variable Annuity Account Five
MetLife Investors Variable Life Account One
MetLife Investors Variable Life Account Five
First MetLife Investors Variable Annuity Account One
General American Separate Account Eleven
General American Separate Account Twenty-Eight
General American Separate Account Twenty-Nine
General American Separate Account Two
Security Equity Separate Account 26
Security Equity Separate Account 27

MetLife of CT Separate Account Eleven for Variable Annuities
MetLife of CT Separate Account QPN for Variable Annuities

MetLife of CT Fund UL for Variable Life Insurance

MetLife of CT Fund UL III for Variable Life Insurance

Metropolitan Life Variable Annuity Separate Account I
Metropolitan Life Variable Annuity Separate Account II
Paragon Separate Account A
Paragon Separate Account B

Paragon Separate Account C
Paragon Separate Account D

(b) MetLife Investors Distribution Company is the principal underwriter for the Contracts. The following persons are officers and directors of MetLife Investors Distribution Company. The principal business address for MetLife Investors Distribution Company is 5 Park Plaza, Suite 1900, Irvine, CA 92614.


 NAME AND PRINCIPAL                     POSITIONS AND OFFICES
 BUSINESS ADDRESS                       WITH UNDERWRITER
 ----------------                       -------------------------------------
 Mark E. Rosenthal                      President
 5 Park Plaza
 Suite 1900 EBS
 Irvine, CA 92614

 Elizabeth M. Forget                    Director and Executive Vice President
 1095 Avenue of the Americas
 New York, NY 10036

 Paul A. LaPiana                        Director and Executive Vice President,
 5 Park Plaza                           National Sales Manager-Life
 Suite 1900
 Irvine, CA 92614

 Andrew G. Aiello                       Senior Vice President, Channel
 5 Park Plaza                           Head-National Accounts
 Suite 1900
 Irvine, CA 92614

 Isaac Torres                           Secretary
 1095 Avenue of the Americas
 New York, NY 10036

 Jay S. Kaduson                         Senior Vice President
 10 Park Avenue
 Morristown, NJ 07962

 Marlene B. Debel                       Treasurer
 1095 Avenue of the Americas
 New York, NY 10036

 John G. Martinez                       Vice President, Chief Financial Officer
 18210 Crane Nest Dr.
 Tampa, FL 33647

 Debora L. Buffington                   Vice President, Director of Compliance
 5 Park Plaza
 Suite 1900
 Irvine, CA 92614

 David DeCarlo                          Vice President
 5 Park Plaza
 Suite 1900
 Irvine, CA 92614

 Rashid Ismail                          Vice President
 5 Park Plaza
 Suite 1900
 Irvine, CA 92614

 Paul M. Kos                            Vice President
 5 Park Plaza
 Suite 1900
 Irvine, CA 92614

 Craig M. Markham                       Vice President
 13045 Tesson Ferry Road
 St. Louis, MO 63128

 Cathy A. Sturdivant                    Vice President
 5 Park Plaza
 Suite 1900
 Irvine, CA 92614

 Paulina Vakouros                       Vice President
 200 Park Avenue
 40th Floor
 New York, NY 10166

(c) Compensation from the Registrant. The following commissions and other compensation were received by the Distributor, directly or indirectly, from the Registrant during the Registrant's last fiscal year:




                                                 (2)
                 (1)                         NET UNDERWRITING         (3)             (4)            (5)
          NAME OF PRINCIPAL                  DISCOUNTS AND     COMPENSATION ON    BROKERAGE        OTHER
             UNDERWRITER                      COMMISSIONS         REDEMPTION     COMMISSIONS   COMPENSATION
-----------------------------------------   ----------------   ---------------   -----------   ------------
MetLife Investors Distribution Company        $201,775,422           $0               $0             $0


ITEM 30. LOCATION OF ACCOUNT AND RECORDS.


     Metropolitan Life Insurance Company
     200 Park Avenue
     New York, N.Y. 10166


ITEM 31. MANAGEMENT SERVICES.

     Not Applicable

ITEM 32. UNDERTAKINGS.

     (a) The undersigned registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the financial statements in this registration statement are not more than 16 months old for as long as payments under these variable annuity contracts may be accepted.

     (b) The undersigned registrant hereby undertakes to include a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

     (c) The undersigned registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

     (d) The undersigned registrant represents that it is relying on the exemptions form certain provisions of Sections 22(e) and 27 of the Investment Company Act of 1940 provided by Rule 6c-7 under the Act. The registrant further represents that the provisions of paragraph (a) - (d) of Rule 6c-7 have been complied with.

     (e) Metropolitan Life Insurance Company represents that the fees and charges deducted under the Deferred Annuity described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by Metropolitan Life Insurance Company under the Deferred Annuity.

     (f) The undersigned registrant represents that for its TSA Deferred Annuities it is relying on the "no-action" position of the Commission staff as contained in its November 7, 1988 letter to the American Council of Life Insurance and has complied with the provisions of numbered paragraphs (1) - (4) of such letter.


     (g) The undersigned registrant represents that for its TSA ERISA Deferred Annuities it is relying on the "no-action" position of the Commission staff as contained in its August 30, 2012 letter to the ING Life Insurance and Annuity Company and has complied with the terms of such letter.

                                   SIGNATURES

     As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this registration statement and has caused this Registration Statement to be signed on its behalf, in the City of New York, and State of New York on this 11th April 2013.

                                       METROPOLITAN LIFE SEPARATE ACCOUNT E
                                       (Registrant)

                                       By: METROPOLITAN LIFE INSURANCE
                                       COMPANY (Depositor)

                                       By:    /s/  PAUL G. CELLUPICA
                                           -----------------------------------
                                                 Paul G. Cellupica
                                           Chief Counsel, Securities Products
                                                 and Regulation

                                       METROPOLITAN LIFE INSURANCE
                                       COMPANY (Depositor)

                                       By:    /s/  PAUL G. CELLUPICA
                                           -----------------------------------
                                                 Paul G. Cellupica
                                           Chief Counsel, The Americas

     As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


          Signature                          Title                   Date
          ---------                          -----                   ----

              *                  Director, Chairman, President and
-----------------------------      Chief Executive Officer
     Steven A. Kandarian

              *                  Executive Vice President and
-----------------------------      Chief Accounting Officer
     Peter M. Carlson

              *                  Executive Vice President and
-----------------------------      Chief Financial Officer
       John C.R. Hele

              *                  Director
-----------------------------
    Sylvia Mathews Burwell

              *                  Director
-----------------------------
       Cheryl W. Grise

              *                  Director
-----------------------------
      R. Glenn Hubbard

              *                  Director
-----------------------------
        John M. Keane

              *                  Director
-----------------------------
      Alfred F. Kelly, Jr.

              *                  Director
-----------------------------
         James M. Kilts

              *                  Director
-----------------------------
     Catherine R. Kinney

              *                  Director
-----------------------------
        Hugh P. Price

                                 Director
-----------------------------
        David Satcher


              *                  Director
-----------------------------
    Kenton J. Sicchitano

              *                  Director
-----------------------------
     Lulu C. Wang

By:    /s/  Myra L. Saul                                      April 11, 2013
   --------------------------
      *By Myra L. Saul
       Attorney-in-Fact